UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2025

Item 1.

Reports to Stockholders

This report on Form N-CSR relates solely to the Registrant’s Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Tax-Sensitive Short Duration Fund, and Strategic Advisers Fidelity U.S. Total Stock Fund (the “Funds”):

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Municipal Bond Fund Strategic Advisers® Municipal Bond Fund : FSMUX

This annual shareholder report contains information about Strategic Advisers® Municipal Bond Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Municipal Bond Fund	$ 9	0.09%
What affected the Fund's performance this period?

•U.S. municipal bonds produced a modest gain for the 12 months ending May 31, 2025, helped in the period's first half by the Federal Reserve's pivot to cutting its policy interest rate, but buffeted since late 2024 by heavy tax-exempt supply, as well as by fund outflows amid broader market volatility.
•Against this backdrop, there were a number of holdings that modestly detracted from performance versus the benchmark, including the U.S. Long-Term Municipal mandate from sub-adviser T. Rowe Price and sub-adviser Western Asset Management, each of which gained about 1.6%. These managers' allocations to long-maturity bonds weighed on their performance.
•The High Yield mandate from sub-adviser MacKay Shields (+1%) also modestly hurt due to security selection among lower-rated issuers.
•On the plus side, sub-adviser MFS and the High Yield mandate from T. Rowe Price each rose about 3%, bolstering the portfolio's relative return. Both managers benefited holdings in lower-rated, higher-yielding securities, as well as favorable interest rate positioning.
•Fidelity® Money Market Government Portfolio advanced about 4.5% and slightly contributed to the Fund's relative performance.
•From a positioning standpoint, most of the Fund's underlying managers added higher-quality securities to their portfolios, seeking to capitalize on relatively high yields, coupled with a more attractive risk/return profile.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 17, 2021 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Strategic Advisers® Municipal Bond Fund	1.87%	-0.64%
Bloomberg Municipal Bond Index	2.03%	-0.57%
A   From June 17, 2021
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$12,096,081,842
Number of Holdings	7,064
Total Advisory Fee	$9,860,595
Portfolio Turnover	35%
What did the Fund invest in?
(as of May 31, 2025)

REVENUE SOURCES (% of Fund's net assets)
General Obligations	15.4
Transportation	15.1
Health Care	9.7
Special Tax	8.7
Others(Individually Less Than 5%)	20.5
69.4

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 3.6
AA - 24.3
A - 22.1
BBB - 9.3
BB - 1.8
B - 0.4
CCC,CC,C - 0.0
D - 0.0
Not Rated - 8.0
Equities - 27.5
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

TOP STATES (% of Fund's net assets)
New York	7.4
California	6.7
Illinois	6.1
Texas	5.2
Florida	3.5

How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913326.101    6352-TSRA-0725

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Fidelity® Emerging Markets Fund Strategic Advisers® Fidelity® Emerging Markets Fund : FGOMX

This annual shareholder report contains information about Strategic Advisers® Fidelity® Emerging Markets Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Fidelity® Emerging Markets Fund	$ 22	0.21%
What affected the Fund's performance this period?

•Emerging-markets equities achieved a strong gain for the 12 months ending May 31, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included changes to U.S. tariff policy and reactive tariff countermeasures from other countries.
•Against this backdrop, the Select Emerging Markets Equity mandate from sub-adviser FIAM® (+10%) and the Global Emerging Markets strategy from sub-adviser FIL® (+8%) were the biggest detractors versus the benchmark.
•Security selection in South Korea - primarily among semiconductor companies - as well as in China and Brazil, weighed on the performance of FIAM Select Emerging Markets.
•Meanwhile, stock picks, coupled with a large underweight in China, caused FIL Global Emerging Markets to underperform given that the Chinese equity market outpaced the broader benchmark this period.
•Fidelity® SAI Emerging Markets Value Index Fund (+11%) also hurt the broader Fund's relative result this period. Investment choices in China, along with a lack of exposure to that market, proved detrimental.
•On the positive side, Fidelity Advisor® China Region Fund (+16%) was the only relative contributor of note this period. This fund benefited from the tailwind of strong performance in China, along with security selection in that market.
•In terms of notable positioning changes, in October, we transitioned the Fund's investment in Fidelity Advisor® Emerging Markets Fund into a sub-advised mandate run by FIAM pursuing the same underlying investment strategy. This sub-advisory arrangement gives the Fund the additional benefits of cost savings and greater investment capacity.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 30, 2018 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Fidelity® Emerging Markets Fund	10.11%	7.57%	6.77%
MSCI Emerging Markets Index	13.01%	7.09%	5.81%
A   From October 30, 2018
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$25,037,177,963
Number of Holdings	288
Total Advisory Fee	$38,070,603
Portfolio Turnover	53%
What did the Fund invest in?
(as of May 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	14.0
Information Technology	12.8
Consumer Discretionary	8.4
Communication Services	6.4
Industrials	5.0
Materials	3.0
Consumer Staples	2.3
Energy	2.2
Health Care	2.1
Real Estate	0.4
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 56.9
International Equity Funds - 38.4
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 43.7
China - 16.2
Taiwan - 8.6
India - 8.0
Korea (South) - 4.8
Brazil - 3.8
Mexico - 2.8
South Africa - 2.7
Indonesia - 1.1
Others - 8.3

TOP HOLDINGS (% of Fund's net assets)
Fidelity SAI Emerging Markets Value Index Fund	21.9
Fidelity SAI Emerging Markets Index Fund	9.8
Fidelity SAI Emerging Markets Low Volatility Index Fund	6.1
Taiwan Semiconductor Manufacturing Co Ltd	6.0
Tencent Holdings Ltd	3.9
Invesco Government & Agency Portfolio Institutional Class	3.4
Samsung Electronics Co Ltd	2.2
Naspers Ltd Class N	1.3
HDFC Bank Ltd/Gandhinagar	1.2
Bank Central Asia Tbk PT	0.9
56.7
How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee	Strategic Advisers entered into new sub-advisory agreements on behalf of the fund during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913322.101    3310-TSRA-0725

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Fidelity® U.S. Total Stock Fund Strategic Advisers® Fidelity® U.S. Total Stock Fund : FCTDX

This annual shareholder report contains information about Strategic Advisers® Fidelity® U.S. Total Stock Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$ 13	0.13%
What affected the Fund's performance this period?

•U.S. equities achieved a strong gain for the 12 months ending May 31, 2025, driven by corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, the Value Discovery (+7%) and Sector Managed (+11%) mandates from sub-adviser FIAM® were the biggest relative detractors.
•Value-oriented equities substantially lagged their growth counterparts this period, creating a stylistic headwind for FIAM® Value Discovery. An underweight in the consumer discretionary and information technology sectors, along with security selection among health care companies, notably hurt.
•FIAM® Sector Managed is a sector-neutral strategy with dedicated sector specialists making stock picks. Given the growth-driven backdrop, we expected this strategy to perform better than it did. Investment choices among technology and financial stocks pressured its performance.
•A comparatively small investment in the Intrinsic Opportunities (+1%) mandate from FIAM also pressured the broader Fund's performance. This strategy emphasizes mid- and small-cap stocks, along with a value bias, all of which detracted.
•On the plus side, the U.S. Equity strategy from FIAM (+17%) was the top contributor versus the benchmark the past 12 months. This relative-value approach did better than expected in a growth-fueled equity market, thanks to picks in the industrials and health care sectors.
•Fidelity® SAI U.S. Momentum Index Fund (+23%) also added value, given that that momentum, as an investment factor, performed well during most of the reporting period.
•Fidelity® Contrafund® (+18%) rounded out the group of leading relative contributors, aided by its momentum bias. Under the hood, a large overweight stake in Meta Platforms, the parent of Facebook, fueled its result, along with stock picks among technology and consumer discretionary companies.
•In terms of notable positioning changes, we funded the Select U.S. Equity mandate from FIAM in December 2024. For this strategy, the manager invests in stocks that Fidelity's analysts have rated as buys, then overlays risk-control factors in an effort to maximize research insights and minimize other influences.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2018 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Fidelity® U.S. Total Stock Fund	11.30%	15.86%	12.42%
Dow Jones U.S. Total Stock Market Index℠	13.02%	15.24%	12.44%
A   From March 20, 2018
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$156,716,839,449
Number of Holdings	1,883
Total Advisory Fee	$165,960,679
Portfolio Turnover	33%
What did the Fund invest in?
(as of May 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	11.2
Financials	9.5
Industrials	7.1
Health Care	5.3
Consumer Discretionary	4.0
Communication Services	3.8
Consumer Staples	3.5
Energy	2.8
Materials	1.4
Utilities	1.3
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 50.3
Domestic Equity Funds - 47.6
Bonds - 1.1
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 96.9
Canada - 0.8
United Kingdom - 0.8
Netherlands - 0.3
Germany - 0.2
France - 0.1
Zambia - 0.1
Japan - 0.1
Taiwan - 0.1
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
Fidelity SAI U.S. Quality Index Fund	11.0
Fidelity Growth Company Fund	9.5
Fidelity Advisor Magellan Fund - Class Z	5.7
Fidelity SAI U.S. Low Volatility Index Fund	4.9
Fidelity Contrafund	3.6
Fidelity SAI U.S. Value Index Fund	2.9
Fidelity Advisor Blue Chip Growth Fund - Class Z	2.6
Microsoft Corp	2.6
Fidelity Extended Market Index Fund	2.4
NVIDIA Corp	2.3
47.5
How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

Strategic Advisers entered into new sub-advisory agreements on behalf of the fund during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913320.101    3080-TSRA-0725

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025
Strategic Advisers® Short Duration Fund Strategic Advisers® Short Duration Fund : FAUDX

This annual shareholder report contains information about Strategic Advisers® Short Duration Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Short Duration Fund	$ 5	0.05%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a solid advance for the 12 months ending May 31, 2025, helped in the first half of the period by the Federal Reserve's pivot to cutting its policy interest rate, and in the period's second half by a modest rotation out of U.S. equities into fixed-income investments.
•The Fund's investments are organized into three categories: money market/low volatility; low duration (averaging less than one year); and short-term (an average duration of one to two years).
•As a group, the portfolio's short-term managers led the way, outpacing the broader Fund's benchmark due to their greater sensitivity to declining interest rates.
•Sub-adviser T. Rowe Price (+6.5%) was the top relative contributor among short-term managers, fueled by its longer-duration portfolio and corporate credit holdings. Sub-adviser FIAM (+5.5%) also was another plus, aided by the relatively high yields of its positions in structured credit and commercial mortgage-backed securities.
•A handful of funds in the low-duration group also added value, including T. Rowe Price Ultra Short-Term Bond Fund (+5.7%) and the iShares® 1-3 Year Treasury Bond ETF (+5.5%).
•There were no relative detractors of note for the reporting period.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
May 31, 2015 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Strategic Advisers® Short Duration Fund	5.65%	2.81%	2.30%
FTSE® 6-Month U.S. Treasury Bill Index	5.09%	2.86%	2.05%
Bloomberg U.S. Aggregate Bond Index	5.46%	-0.90%	1.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$3,850,980,906
Number of Holdings	1,185
Total Advisory Fee	$1,565,590
Portfolio Turnover	86%
What did the Fund invest in?
(as of May 31, 2025)

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Funds - 49.9
Corporate Bonds - 19.8
U.S. Treasury Obligations - 9.5
Asset-Backed Securities - 8.3
Fixed-Income Funds - 6.3
CMOs and Other Mortgage Related Securities - 2.2
U.S. Government Agency - Mortgage Securities - 1.3
Other Investments - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

TOP HOLDINGS (% of Fund's net assets)
PIMCO Short-Term Fund Institutional Class	11.6
JPMorgan Ultra-Short Income ETF	11.6
US Treasury Notes	8.8
Baird Ultra Short Bond Fund Institutional Class	7.3
Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio Class IR	6.6
T. Rowe Price Ultra Short-Term Bond Fund	5.7
iShares 1-3 Year Treasury Bond ETF	4.3
iShares Ultra Short Duration Bond Active ETF	3.5
iShares Short Treasury Bond ETF	2.2
Baird Short-Term Bond Fund Institutional Class	2.0
63.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913318.101    2387-TSRA-0725

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® U.S. Total Stock Fund Strategic Advisers® U.S. Total Stock Fund : FSAKX

This annual shareholder report contains information about Strategic Advisers® U.S. Total Stock Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® U.S. Total Stock Fund	$ 17	0.17%
What affected the Fund's performance this period?

•U.S. equities achieved a strong gain for the 12 months ending May 31, 2025, driven by corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, sub-adviser JPMorgan (+3.5%) was the biggest detractor versus the benchmark. Early in the review period, this strategy's large-cap bias failed to keep pace in an environment where investors favored small- and mid-cap stocks. More specifically, the manager's sector-neutral core approach was hurt by stock selection among information technology and consumer-related companies
•Comparatively small allocations to the three other sub-advisers pressured the fund's relative result more modestly. These included the Small/Mid Cap Growth mandate from GW&K (-4%), the U.S. SMID-Cap Value strategy from AllianceBernstein (-3%) and the U.S. SMID-Cap Quality Focus mandate from Geode (+2%). During the period, mid- and large-cap growth stocks far outpaced small- and SMID-cap equities, proving to be a significant headwind for this group of sub-advisers.
•On the plus side, sub-adviser Loomis Sayles (+14%) and a different strategy from AllianceBernstein (+8%) notably aided the Fund's relative performance. The former was propelled by its opportunistic, concentrated-growth approach. It's noteworthy that Loomis was one of the few managers within the broader portfolio that had a large position in electric-vehicle maker Tesla, whose stock rose about 57% this period. As for AllianceBernstein, investment choices in the industrials and health care sectors notably helped its all-weather strategy, which incorporates momentum and quality factors.
•D.E. Shaw (+9%), which runs a quantitatively driven, enhanced-index strategy focused on large-cap core stocks, also was advantageous.
•Following the merger of Strategic Advisers Large Cap Fund and Strategic Advisers Small Mid-Cap Fund into this Fund, we increased the portfolio's allocation to core managers and moved away from value- and growth-focused strategies. We also consolidated the portfolio, emphasizing managers in which we have the greatest conviction, while reducing the Fund's index-tracking, risk-management positions.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
May 31, 2015 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Strategic Advisers® U.S. Total Stock Fund	11.97%	16.33%	12.61%
Strategic Advisers® U.S. Total Stock Fund Linked Index	13.36%	15.91%	12.85%
Dow Jones U.S. Total Stock Market Index℠	13.02%	15.24%	12.13%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$76,290,472,783
Number of Holdings	2,708
Total Advisory Fee	$122,662,490
Portfolio Turnover	74%
What did the Fund invest in?
(as of May 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.4
Financials	13.5
Consumer Discretionary	8.9
Health Care	8.5
Industrials	8.4
Communication Services	7.5
Consumer Staples	4.4
Energy	2.6
Utilities	2.0
Materials	1.8
Real Estate	1.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 81.4
Domestic Equity Funds - 16.4
Bonds - 1.3
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 98.3
Canada - 0.5
Netherlands - 0.3
United Kingdom - 0.2
Ireland - 0.1
Taiwan - 0.1
Grand Cayman (UK Overseas Ter) - 0.1
Switzerland - 0.1
Bermuda - 0.1
Others - 0.2

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.1
NVIDIA Corp	4.7
Fidelity Growth Company Fund	4.5
Fidelity SAI U.S. Quality Index Fund	3.6
Apple Inc	3.6
Amazon.com Inc	3.1
Fidelity Extended Market Index Fund	3.1
Meta Platforms Inc Class A	2.1
Fidelity SAI U.S. Large Cap Index Fund	1.9
Broadcom Inc	1.4
33.1
How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Strategic Advisers® Large Cap Fund and Strategic Advisers® Small-Mid Cap Fund merged into Strategic Advisers® U.S. Total Stock Fund on August 16, 2024.
Strategic Advisers terminated certain sub-advisory agreements on behalf of the fund.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9916851.100    7609-TSRA-0725

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Fidelity® Core Income Fund Strategic Advisers® Fidelity® Core Income Fund : FIWGX

This annual shareholder report contains information about Strategic Advisers® Fidelity® Core Income Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Fidelity® Core Income Fund	$ 5	0.05%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a solid advance for the 12 months ending May 31, 2025, helped in the first half of the period by the Federal Reserve's pivot to cutting its policy interest rate, and in the period's second half by a modest rotation out of U.S. equities into fixed-income investments.
•Against this backdrop, Fidelity® SAI Total Bond Fund and the Core Investment Grade mandate from sub-adviser FIAM® each gained about 6% and contributed most versus the benchmark. Both managers benefited from having less interest-rate sensitivity than the broader Fund's benchmark.
•Additionally, each was helped by having exposure to short-term U.S. Treasurys, in an environment where yields declined, and prices rose in response to Fed rate cuts. Fidelity® SAI Total Bond Fund received a further boost from leveraged loan and high-yield corporate bond allocations, two segments of the fixed-income market that outperformed.
•The Fixed Income Securitized mandate from FIAM (+6%) also added value versus the benchmark this period, primarily benefiting from overweight in high-quality, mortgage-backed securities. A small position in Fidelity® Real Estate Income Fund (+9%) was modestly advantageous as well.
•On the downside, Fidelity® SAI Long-Term Treasury Bond Index Fund (-1%) was the only material relative detractor this period. U.S. Treasury holdings are held in the portfolio primarily for liquidity and hedging purposes. This period, however, they posted negative returns amid rising long-maturity bond yields.
•In terms of notable positioning changes this period, in March, we added the newly launched Fidelity® SAI Enhanced Core Bond Fund.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 16, 2018 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Fidelity® Core Income Fund	6.03%	0.29%	2.50%
Bloomberg U.S. Aggregate Bond Index	5.46%	-0.90%	1.73%
A   From October 16, 2018
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$75,893,003,181
Number of Holdings	6,494
Total Advisory Fee	$29,699,605
Portfolio Turnover	206%
What did the Fund invest in?
(as of May 31, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 33.1
AAA - 4.7
AA - 0.2
A - 3.9
BBB - 9.1
BB - 0.9
B - 0.3
CCC,CC,C - 0.0
D - 0.0
Not Rated - 3.9
Equities - 47.9
Short-Term Investments and Net Other Assets (Liabilities) - (4.0)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Fixed-Income Funds - 47.2
U.S. Government Agency - Mortgage Securities - 19.7
U.S. Treasury Obligations - 13.4
Corporate Bonds - 12.9
CMOs and Other Mortgage Related Securities - 5.5
Asset-Backed Securities - 4.3
Short-Term Funds - 0.7
Preferred Securities - 0.1
Foreign Government and Government Agency Obligations - 0.1
Options - 0.1
Others - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (4.0)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.6
Grand Cayman (UK Overseas Ter) - 1.3
United Kingdom - 0.7
Ireland - 0.4
Canada - 0.4
Germany - 0.2
France - 0.2
Mexico - 0.2
Italy - 0.2
Others - 0.8

TOP HOLDINGS (% of Fund's net assets)
Fidelity SAI Total Bond Fund	22.7
US Treasury Notes	9.8
Fidelity SAI U.S. Treasury Bond Index Fund	7.2
Fannie Mae Mortgage pass-thru certificates	6.4
Ginnie Mae II Pool	5.6
Fidelity SAI Intermediate Treasury Bond Index Fund	4.3
Freddie Mac Gold Pool	3.9
US Treasury Bonds	3.6
Uniform Mortgage Backed Securities	3.2
Fidelity SAI Long-Term Treasury Bond Index Fund	2.9
69.6
How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913321.101    3306-TSRA-0725

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2025
Strategic Advisers® Tax-Sensitive Short Duration Fund Strategic Advisers® Tax-Sensitive Short Duration Fund : FGNSX

This annual shareholder report contains information about Strategic Advisers® Tax-Sensitive Short Duration Fund for the period June 1, 2024 to May 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Tax-Sensitive Short Duration Fund	$ 7	0.07%
What affected the Fund's performance this period?

•U.S. municipal bonds produced a modest gain for the 12 months ending May 31, 2025, helped in the period's first half by the Federal Reserve's pivot to cutting its policy interest rate, but buffeted since late 2024 by heavy tax-exempt supply, as well as by fund outflows amid broader market volatility.
•Against this backdrop, all the Fund's sub-advisers notably contributed versus the benchmark.
•More specifically, Allspring, T. Rowe Price and the Limited Term mandate from FIAM® each gained about 4%, benefiting from favorable interest rate positioning, along with tightening yield spreads among short-term municipal bonds.
•The Conservative Income strategy from FIAM® also rose about 4% and helped as well. This manager added value by having greater interest-rate sensitivity than the broader benchmark, in addition to beneficial yield-curve positioning. Security selection in the housing, prepaid gas and airport segments of the municipal market proved advantageous as well.
•Allocations to Fidelity® Money Market Government Portfolio (+4.6%) and Vanguard Ultra Short-Term Tax-Exempt Fund (+4%) were further modest relative contributors.
•There were no relative detractors of note for the reporting period.
•From a positioning standpoint, most of the Fund's underlying managers added higher-quality securities to their portfolios, seeking to capitalize on relatively high yields, coupled with a more attractive risk/return profile.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 28, 2017 through May 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Tax-Sensitive Short Duration Fund	3.94%	1.92%	1.85%
Strategic Advisers Tax Sensitive Short Duration Composite Index℠	3.33%	1.78%	1.74%
Bloomberg Municipal Bond 1 Year (1-2 Y) Index	3.72%	1.41%	1.69%
Bloomberg Municipal Bond Index	2.03%	0.55%	1.70%
A   From December 28, 2017
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2025)

KEY FACTS
Fund Size	$3,416,349,076
Number of Holdings	1,339
Total Advisory Fee	$2,401,683
Portfolio Turnover	70%
What did the Fund invest in?
(as of May 31, 2025)

REVENUE SOURCES (% of Fund's net assets)
General Obligations	19.1
Health Care	10.8
Transportation	9.9
Synthetics	6.3
Electric Utilities	5.9
Other	5.8
Housing	5.7
Industrial Development	5.4
Others(Individually Less Than 5%)	16.6
85.5

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 5.3
AA - 30.5
A - 30.5
BBB - 8.4
Not Rated - 7.5
Equities - 10.4
Short-Term Investments and Net Other Assets (Liabilities) - 7.4

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

TOP STATES (% of Fund's net assets)
Texas	11.6
New York	6.7
Illinois	5.2
Pennsylvania	4.0
Florida	4.0

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913319.101    3058-TSRA-0725

Item 2.

Code of Ethics

As of the end of the period, May 31, 2025, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Tax-Sensitive Short Duration Fund, and Strategic Advisers U.S. Total Stock Fund (the “Funds”):

Services Billed by PwC

May 31, 2025 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Fidelity Core Income Fund	$47,100	$4,000	$10,000	$8,600
Strategic Advisers Fidelity Emerging Markets Fund	$28,300	$2,400	$6,900	$5,300
Strategic Advisers Fidelity U.S. Total Stock Fund	$45,900	$3,500	$8,900	$7,600
Strategic Advisers Municipal Bond Fund	$57,000	$4,300	$5,700	$9,200
Strategic Advisers Short Duration Fund	$39,800	$3,400	$8,200	$7,400
Strategic Advisers Tax-Sensitive Short Duration Fund	$40,400	$3,400	$6,900	$7,300
Strategic Advisers U.S. Total Stock Fund	$37,300	$2,900	$8,900	$6,300

May 31, 2024 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Fidelity Core Income Fund	$53,700	$4,000	$9,700	$8,500
Strategic Advisers Fidelity Emerging Markets Fund	$26,700	$2,500	$6,700	$5,200
Strategic Advisers Fidelity U.S. Total Stock Fund	$40,800	$3,500	$8,700	$7,400
Strategic Advisers Municipal Bond Fund	$63,300	$4,300	$5,500	$9,100
Strategic Advisers Short Duration Fund	$38,700	$3,400	$7,900	$7,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$39,300	$3,400	$6,700	$7,200
Strategic Advisers U.S. Total Stock Fund	$-	$-	$-	$-

A Amounts may reflect rounding.
B Strategic Advisers U.S. Total Stock Fund commenced operations on June 26, 2024.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2025A,B	May 31, 2024A,B
Audit-Related Fees	$9,845,100	$9,367,800
Tax Fees	$1,000	$61,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Strategic Advisers U.S. Total Stock Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2025A,B	May 31, 2024A,B
PwC	$15,011,600	$14,995,800

A Amounts may reflect rounding.
B May include amounts billed prior to the Strategic Advisers U.S. Total Stock Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Strategic Advisers® Tax-Sensitive Short Duration Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Tax-Sensitive Short Duration Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Fixed-Income Funds - 10.4%
	Shares	Value ($)
Federated Hermes Municipal Ultrashort Fund Institutional Shares	6,526,427	65,264,268
JPMorgan Ultra-Short Municipal Inc ETF	1,417,846	72,111,648
Vanguard Ultra Short-Term Tax-Exempt Fund Class Admiral	13,900,371	219,208,843
TOTAL FIXED-INCOME FUNDS (Cost $358,771,062)		356,584,759

Municipal Securities - 85.5%
	Principal Amount (a)	Value ($)
Alabama - 2.9%
Education - 0.0%
University South AL Univ Rev Series 2021, 4% 4/1/2026	500,000	503,945
Electric Utilities - 0.5%
Mobile AL Indl Dev Board Poll Cont Rev (Alabama Power & Light Proj.) 3.78% tender 6/1/2034 (b)	740,000	740,312
Mobile AL Indl Dev Board Poll Cont Rev (Alabama Power & Light Proj.) Series 2007A, 1% tender 6/1/2034 (b)	600,000	598,844
Mobile AL Indl Dev Board Poll Cont Rev (Alabama Power & Light Proj.) Series 2008, 3.3% tender 7/15/2034 (b)	12,000,000	11,998,503
Walker Cnty AL Economic & Indl Dev Auth Solid Waste Disp Rev (Alabama Power & Light Proj.) Series FIRST 2023, 3.15% 8/1/2063 VRDN (b)(c)	2,925,000	2,925,000
Wilsonville AL Indl Dev Brd Pollutn Ctl Rev (Alabama Power & Light Proj.) 3.1% 12/1/2030 VRDN (b)(c)	700,000	700,000
		16,962,659
General Obligations - 1.7%
Black Belt Energy Gas Dist Ala Gas Supply Rev 4% tender 7/1/2052 (Liquidity Facility Royal Bank of Canada), (Royal Bank of Canada Guaranteed) (b)	2,000,000	1,998,117
Black Belt Energy Gas Dist Ala Gas Supply Rev U.S. SOFR Index + 1.4%, 4.301% tender 7/1/2052 (Liquidity Facility Royal Bank of Canada) (b)(d)	5,000,000	5,045,187
Black Belt Energy Gas Dist Alagas Prepay Rev Series 2019 A 1, 4% tender 12/1/2049 (Morgan Stanley Guaranteed) (b)	3,050,000	3,050,350
Black Belt Energy Gas District 5.25% 12/1/2025 (Morgan Stanley Guaranteed)	1,125,000	1,133,253
Black Belt Energy Gas District 5.25% 6/1/2025 (Morgan Stanley Guaranteed)	695,000	695,024
Black Belt Energy Gas District 5.25% 6/1/2026 (Morgan Stanley Guaranteed)	575,000	583,531
Black Belt Energy Gas District Series 2021 C 1, 4% 12/1/2025 (Goldman Sachs Group Inc/The Guaranteed)	4,000,000	4,006,506
Black Belt Energy Gas District Series 2021 C 1, 4% tender 10/1/2052 (Goldman Sachs Group Inc/The Guaranteed) (b)	11,350,000	11,338,647
Black Belt Energy Gas District Series 2021 C 2, SIFMA Municipal Swap Index + 0.35%, 2.32% tender 10/1/2052 (Goldman Sachs Group Inc/The Guaranteed) (b)(d)	2,350,000	2,296,481
Black Belt Energy Gas District Series 2022 E, 5% 6/1/2025 (Canadian Imperial Bank of Commerce/New York NY Guaranteed)	825,000	825,026
Black Belt Energy Gas District Series 2022 E, 5% 6/1/2026 (Canadian Imperial Bank of Commerce/New York NY Guaranteed)	1,140,000	1,154,708
Black Belt Energy Gas District Series 2022 E, 5% tender 5/1/2053 (Canadian Imperial Bank of Commerce/New York NY Guaranteed) (b)	2,370,000	2,443,669
Black Belt Energy Gas District Series 2023 A, 5% 10/1/2025	2,125,000	2,133,898
Black Belt Energy Gas District Series 2023 D 1, 5.5% tender 6/1/2049 (Goldman Sachs Group Inc/The Guaranteed) (b)	1,000,000	1,046,779
Black Belt Energy Gas District Series 2023C, 5.5% 6/1/2027 (Goldman Sachs Group Inc/The Guaranteed)	685,000	708,229
Black Belt Energy Gas District Series 2024 C, 5% 7/1/2026	1,750,000	1,775,056
Black Belt Energy Gas District Series 2024 C, 5% 7/1/2027	1,250,000	1,284,890
Southeast AL District Gas Supply Rev Series 2024A, 5% 4/1/2026	1,500,000	1,516,657
Southeast Energy Auth Commodity Supply Rev Ala 4% 6/1/2025 (Morgan Stanley Guaranteed)	300,000	300,001
Southeast Energy Auth Commodity Supply Rev Ala Series 2023 A, 5% 7/1/2025	650,000	650,540
Southeast Energy Auth Commodity Supply Rev Ala Series 2023 A, 5% 7/1/2027	1,185,000	1,215,920
Southeast Energy Auth Commodity Supply Rev Ala Series 2023 A, 5.25% 7/1/2028	1,945,000	2,029,715
Southeast Energy Authority A Cooperative District 5% 1/1/2029 (Athene Annuity And Life Company Guaranteed)	1,310,000	1,351,081
Southeast Energy Authority A Cooperative District 5% 6/1/2030 (Athene Annuity And Life Company Guaranteed)	175,000	183,597
Southeast Energy Authority A Cooperative District 5% 7/1/2028 (Athene Annuity And Life Company Guaranteed)	1,250,000	1,287,355
Southeast Energy Authority A Cooperative District Series 2024C, 5% 11/1/2026 (Pacific Life Insurance Co Guaranteed)	395,000	402,666
Southeast Energy Authority A Cooperative District Series 2024C, 5% 11/1/2027 (Pacific Life Insurance Co Guaranteed)	895,000	924,297
Southeast Energy Authority A Cooperative District Series 2024C, 5% 11/1/2028 (Pacific Life Insurance Co Guaranteed)	1,000,000	1,043,927
Southeast Energy Authority A Cooperative District Series 2024C, 5% 11/1/2029 (Pacific Life Insurance Co Guaranteed)	1,000,000	1,052,400
Southeast Energy Authority A Cooperative District Series 2025A, 5% 6/1/2031 (Athene Annuity And Life Company Guaranteed)	325,000	342,935
Southeast Energy Authority A Cooperative District Series 2025A, 5% 6/1/2032 (Athene Annuity And Life Company Guaranteed)	825,000	873,097
		54,693,539
Health Care - 0.2%
Birmingham AL Spl Care Facs Fing Auth Revs Series 2015, 5% 6/1/2026	2,500,000	2,502,126
Health Care Auth For Bapt Hlth Ala Series 2013B, 3.39% 11/1/2042 VRDN (b)	2,399,000	2,399,000
Health Care Auth For Bapt Hlth Ala Series 2023 A, 5% 11/15/2025	1,290,000	1,298,056
Infirmary Hlth Sys Spl Care 5% 2/1/2026	500,000	503,857
		6,703,039
Other - 0.2%
Black Belt Energy Gas District 5% 11/1/2026	2,225,000	2,262,334
Black Belt Energy Gas District 5% 11/1/2029	4,500,000	4,704,084
		6,966,418
Synthetics - 0.3%
Black Belt Energy Gas District Participating VRDN 2.27% 2/1/2053 (Liquidity Facility Morgan Stanley Bank NA) (b)(e)	6,800,000	6,800,000
Black Belt Energy Gas District Participating VRDN 3.35% 2/1/2053 (Liquidity Facility JP Morgan Chase Bank NA) (b)(e)	2,280,000	2,280,000
Southeast Energy Auth Commodity Supply Rev Ala Participating VRDN Series 2022 XM1062, 2.27% 1/1/2053 (Liquidity Facility Morgan Stanley Bank NA) (b)(e)	1,600,000	1,600,000
		10,680,000
Transportation - 0.0%
Birmingham AL Arpt Auth Arpt Series 2020, 5% 7/1/2025 (Build America Mutual Assurance Co Insured)	325,000	325,467
Water & Sewer - 0.0%
Jefferson Cnty AL Swr Rev 5% 10/1/2025	740,000	743,685
Jefferson Cnty AL Swr Rev 5% 10/1/2026	445,000	455,371
Jefferson Cnty AL Swr Rev 5% 10/1/2027	410,000	426,381
		1,625,437
TOTAL ALABAMA		98,460,504
Alaska - 0.8%
General Obligations - 0.0%
Alaska St Gen. Oblig. Series 2025 A, 5% 8/1/2026	840,000	861,217
Alaska St Gen. Oblig. Series 2025 A, 5% 8/1/2027	465,000	486,169
Alaska St Gen. Oblig. Series 2025 A, 5% 8/1/2028	185,000	196,986
		1,544,372
Housing - 0.0%
Alaska Hsg Fin Corp Mtg Rev Series 2022A, 3% 6/1/2051	380,000	371,252
Industrial Development - 0.5%
Valdez Alaska Marine Term Rev (Exxon Pipeline Co Proj.) 2.95% 12/1/2033 (Exxon Mobil Corp Guaranteed) VRDN (b)	13,845,000	13,845,000
Other - 0.0%
Alaska Municipal Bond Bank Authority Series 2023 TWO, 5% 12/1/2025 (c)	485,000	488,374
Alaska Municipal Bond Bank Authority Series 2023 TWO, 5% 12/1/2026 (c)	510,000	520,988
		1,009,362
Synthetics - 0.1%
Municipality of Anchorage AK Participating VRDN Series 2025 XF3381, 2.12% 2/1/2050 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	2,740,000	2,740,000
Tobacco Bonds - 0.1%
Northern Tobacco Securitization AK 5% 6/1/2025	2,415,000	2,415,090
Northern Tobacco Securitization AK 5% 6/1/2026	1,000,000	1,013,365
		3,428,455
Transportation - 0.1%
Alaska Airport 5% 10/1/2028 (c)	1,000,000	1,045,622
Alaska Airport Series 2021 C, 5% 10/1/2025 (c)	1,980,000	1,990,899
		3,036,521
TOTAL ALASKA		25,974,962
Arizona - 3.2%
Education - 0.1%
Northern Ariz Univ Ctfs Partn 5% 9/1/2025 (Assured Guaranty Ltd Insured)	860,000	864,230
Northern Ariz Univ Ctfs Partn 5% 9/1/2026 (Assured Guaranty Ltd Insured)	1,540,000	1,581,692
Tempe AZ Indl Dev Auth Rev (Various Capital Projects) 2.09% 7/1/2034, LOC Bank of America NA VRDN (b)	1,175,000	1,175,000
		3,620,922
Electric Utilities - 0.2%
Coconino Cnty AZ Poll Ctl Corp (Nevada Power Co Proj.) Series 2017A, 4.125% tender 9/1/2032 (b)(c)	1,055,000	1,054,214
Maricopa Cnty AZ Pollution Ctl (Arizona Public Service Co Proj.) 2.2% 5/1/2029 VRDN (b)	3,300,000	3,300,000
Maricopa Cnty AZ Pollution Ctl (Arizona Public Service Co Proj.) 2.2% 5/1/2029 VRDN (b)	2,600,000	2,600,000
		6,954,214
Escrowed/Pre-Refunded - 0.0%
Arizona Health Facs Auth Rev 2.22% tender 1/1/2046 (b)	80,000	79,738
General Obligations - 0.0%
Glendale AZ Union High Sch Dst 5% 7/1/2025 (Assured Guaranty Municipal Corp Insured)	225,000	225,307
Health Care - 0.7%
Arizona Health Facs Auth Rev Series 2015 B, 2.22% tender 1/1/2046 (b)	2,025,000	2,005,708
Arizona Health Facs Auth Rev SIFMA Municipal Swap Index + 0.25%, 2.22% tender 1/1/2046 (b)(d)	395,000	394,287
Arizona Indl Dev Auth Hosp Rev (Phoenix Childrens Hospital Proj.) 5% 2/1/2026	750,000	759,388
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) 5% tender 1/1/2053 (b)	6,040,000	6,125,580
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2019 D, 5% tender 1/1/2046 (b)	9,600,000	9,736,021
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2023 A 2, 5% tender 1/1/2053 (b)	2,120,000	2,217,842
Yuma AZ Indl Dev Auth Hosp Rev (Yuma Regional Medical Center Proj.) Series 2024 A, 5% 8/1/2027	750,000	779,956
Yuma AZ Indl Dev Auth Hosp Rev (Yuma Regional Medical Center Proj.) Series 2024 A, 5% 8/1/2028	700,000	739,672
		22,758,454
Housing - 0.2%
Arizona St Indl Dev Auth Multifamily Hsg Rev Series 2024, 5% tender 2/1/2058 (b)	3,000,000	3,061,915
Arizona St Indl Dev Auth Multifamily Hsg Rev Series 2024, 5% tender 3/1/2058 (b)	3,000,000	3,069,377
		6,131,292
Industrial Development - 0.7%
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) 5% tender 9/1/2052 (b)(c)	11,300,000	11,511,051
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series 2007, 4.1% tender 12/1/2037 (b)(c)	570,000	570,452
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series FIRST 2022 1, 5% tender 9/1/2042 (b)(c)	7,400,000	7,537,232
Chandler AZ Indl Deve Auth Idr Series 2019, 4% tender 6/1/2049 (b)(c)	4,000,000	3,939,486
		23,558,221
Resource Recovery - 1.0%
Phoenix Ariz Indl Dev Auth Solid Waste Disp Rev (Republic Services Inc Proj.) 4.1% tender 12/1/2035 (b)(c)	34,630,000	34,641,487
Special Tax - 0.0%
Bullhead City Ariz Excise Taxes Rev 0.75% 7/1/2025	325,000	323,980
Yuma Ariz Pledged Rev 4% 7/1/2025	505,000	505,307
		829,287
Synthetics - 0.3%
Arizona Ind Dev Auth Multi Fam Hsg Auth Participating VRDN Series 2023 MIZ9157, 2.25% 12/1/2063 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	1,500,000	1,500,000
Arizona Ind Dev Auth Participating VRDN Series 2023 MIZ9149, 2.25% 7/1/2040 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	3,396,000	3,396,000
Arizona Indl Dev Auth Participating VRDN Series 2023 XF3174, 2.25% 11/1/2041 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	4,815,000	4,815,000
		9,711,000
Transportation - 0.0%
Phoenix AZ Cvc Imp Crp Apr Rev Series 2023, 5% 7/1/2025 (c)	1,100,000	1,101,129
Water & Sewer - 0.0%
Phoenix Arizona Civic Imp Wtr Series 2014B, 5% 7/1/2027	400,000	400,481
TOTAL ARIZONA		110,011,532
Arkansas - 0.3%
Industrial Development - 0.2%
Lowell Ark Indl Dev Rev Series 1996, 2.15% 6/1/2031 VRDN (b)(c)	5,800,000	5,800,000
Resource Recovery - 0.1%
Arkansas St Dev Fin Auth Exempt Facs Rev (Green Bay Wis Pkg Sys Rev Proj.) 2.02% 5/1/2052, LOC Wells Fargo Bank NA VRDN (b)(c)(f)	5,000,000	5,000,000
TOTAL ARKANSAS		10,800,000
California - 4.0%
Education - 0.1%
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2026	2,500,000	2,530,420
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2017, 5% 5/15/2027	405,000	415,320
		2,945,740
Electric Utilities - 0.1%
Southern CA Pub Pwr Auth Proj (Southern Ca Pub Pwr Auth Proj.) 0.65% tender 7/1/2040 (b)	250,000	249,482
Southern CA Pub Pwr Auth Proj Series 2025B, 3.7% tender 7/1/2040 (b)	3,000,000	2,994,029
		3,243,511
General Obligations - 0.4%
California Community Choice Financing Authority 5% 9/1/2027 (Morgan Stanley Guaranteed)	1,100,000	1,138,010
California Community Choice Financing Authority Series 2023C, 5% 10/1/2026	625,000	633,032
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2026	1,585,000	1,629,934
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2026 (Escrowed to Maturity)	2,325,000	2,391,542
Northern California Energy Authority Series 2024, 5% 8/1/2025	600,000	601,136
Northern California Energy Authority Series 2024, 5% 8/1/2026	450,000	457,109
San Joaquin Valley Clean Energy Authority 5% 7/1/2028 (Goldman Sachs Group Inc/The Guaranteed)	1,000,000	1,033,696
San Joaquin Valley Clean Energy Authority 5% 7/1/2029 (Goldman Sachs Group Inc/The Guaranteed)	1,125,000	1,170,781
Southern CA Pub Pwr Auth Series 2024 A, 5% 9/1/2029 (American General Life Insurance Co Guaranteed)	650,000	680,265
Southern CA Pub Pwr Auth Series 2024 A, 5% tender 4/1/2055 (American General Life Insurance Co Guaranteed) (b)	2,500,000	2,591,458
State of California Gen. Oblig. 4% 3/1/2028	3,000,000	3,091,470
State of California Gen. Oblig. 5% 3/1/2028	65,000	65,100
West Contra Costa Calif Uni Sch Dist (West Contra Costa Unified School District Proj.) 0% 8/1/2025 (National Public Finance Guarantee Corporation Insured) (g)	260,000	258,596
		15,742,129
Health Care - 0.7%
California Health Facilities Financing Authority (Providence Health Systems Proj.) 2% tender 10/1/2036 (b)	1,250,000	1,241,734
California Health Facilities Financing Authority (Stanford Healthcare Proj.) Series 2021 A, 3% tender 8/15/2054 (b)	5,915,000	5,897,262
California Statewide Community Development Authority Rev Series 2007 D, 4.75% tender 7/1/2041 (Assured Guaranty Ltd Insured) (b)	5,475,000	5,475,000
California Statewide Community Development Authority Rev Series 2007 E, 6% tender 7/1/2040 (Assured Guaranty Ltd Insured) (b)	2,175,000	2,175,000
California Statewide Community Development Authority Rev Series 2007 F, 5% tender 7/1/2040 (Assured Guaranty Ltd Insured) (b)	8,275,000	8,275,000
		23,063,996
Housing - 0.2%
California Hsg Fin Agy Ltd Oblig Multifamily Hsg Rev Series 2023 ISSUE V, 5% tender 5/1/2054 (b)	5,000,000	5,090,571
Los Angeles Cnty Calif Dev Auth Multifamily Hsg Rev (La County West La Va 156/157 Proj.) Series 2023C, 3.75% tender 12/1/2046 (b)	3,000,000	3,005,090
		8,095,661
Other - 0.2%
California Infrastructure & Economic Development Bank (Los Angeles County Museum Of Art Proj.) 1.2% tender 12/1/2050 (b)	395,000	358,207
California Mun Fin Auth Solid Waste Disp Rev Series 2020B, 4.8% tender 11/1/2041 (b)(c)	7,250,000	7,250,188
		7,608,395
Resource Recovery - 1.1%
California Mun Fin Auth Solid Waste Disp Rev (Republic Services Inc Proj.) Series 2021 B, 4.15% tender 7/1/2051 (b)(c)	4,000,000	4,000,980
California Mun Fin Auth Solid Waste Disp Rev (Republic Services Inc Proj.) Series 2021A, 3.75% tender 7/1/2041 (b)(c)	4,600,000	4,597,023
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) 3.75% tender 11/1/2046 (b)(c)	970,000	969,972
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2017 A, 4.1% tender 12/1/2044 (b)(c)	3,000,000	3,000,072
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2020, 3.75% tender 10/1/2045 (b)(c)	12,250,000	12,249,644
California Pcf Solid Wst Disp (Republic Services Inc Proj.) Series 2023, 3.7% tender 7/1/2043 (b)(c)(f)	6,600,000	6,593,744
California Pcf Solid Wst Disp (Waste Management Inc Proj.) Series B 1, 3% 11/1/2025 (c)	3,500,000	3,483,676
		34,895,111
Synthetics - 0.6%
California Hsg Fin Agcy Ltd Obl Participating VRDN Series 2023 XF3127, 2.25% 6/1/2030 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	1,500,000	1,500,000
California Hsg Fin Agcy Rev Participating VRDN Series 2022 MIZ9097, 2.25% 6/1/2062, LOC Mizuho Capital Markets LLC (b)(e)	932,875	932,875
California Statewide Cmntys Dev Auth Multi Fam Hsg Rev Participating VRDN 2.25% 11/1/2052 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)(h)	1,600,000	1,600,000
California Statewide Cmntys Dev Auth Multi Fam Hsg Rev Participating VRDN Series 2024 MIZ9162, 2.25% 12/1/2062 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	950,000	950,000
California Stwide Cmnty Mf Rev Participating VRDN 3.55% 11/1/2033 (Liquidity Facility Mizuho Capital Markets LLC) (b)(c)(e)	2,000,000	2,000,000
California Stwide Cmnty Mf Rev Participating VRDN 3.55% 12/1/2027 (Liquidity Facility Mizuho Capital Markets LLC) (b)(c)(e)	6,030,000	6,030,000
Los Angeles Cmty Redv Agy Mfhr Participating VRDN Series 2022 MIZ9089, 3.55% 4/15/2042 (Liquidity Facility Mizuho Capital Markets LLC) (b)(c)(e)	4,325,000	4,325,000
San Jose CA Mf Hsg Participating VRDN Series 2025 CF7005, 2.09% 9/1/2048 (Liquidity Facility Citibank NA) (b)(e)	1,996,347	1,996,347
		19,334,222
Transportation - 0.6%
Bay Area Toll Auth CA Bridge Rev 2.95% tender 4/1/2047 (b)	100,000	99,590
Bay Area Toll Auth CA Bridge Rev Series 2018 A, 2.625% tender 4/1/2045 (b)	290,000	288,047
Fresno Calif Arpt Rev Series 2023A, 5% 7/1/2025 (Build America Mutual Assurance Co Insured) (c)	500,000	500,558
Los Angeles CA Dept Arpts Rev 5% 5/15/2026 (c)	3,310,000	3,353,933
Los Angeles CA Dept Arpts Rev 5% 5/15/2026 (c)	1,205,000	1,220,994
Los Angeles CA Dept Arpts Rev 5% 5/15/2026 (c)	550,000	557,300
Los Angeles CA Dept Arpts Rev 5% 5/15/2026 (c)	135,000	136,792
Los Angeles CA Dept Arpts Rev 5% 5/15/2027 (c)	440,000	452,196
Los Angeles CA Dept Arpts Rev 5% 5/15/2028 (c)	6,515,000	6,784,419
Los Angeles CA Dept Arpts Rev Series 2021 A, 5% 5/15/2027 (c)	1,300,000	1,336,034
Los Angeles CA Dept Arpts Rev Series 2023 A, 5% 5/15/2026 (c)	440,000	445,840
Port Oakland Calif Rev Series 2021 H, 5% 5/1/2028 (c)	1,705,000	1,776,891
San Diego Cnty CA Reg Arpt Auth Arpt Rev 5% 7/1/2025 (c)	1,000,000	1,001,010
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2026 (c)	2,000,000	2,028,417
		19,982,021
Water & Sewer - 0.0%
Castaic Lake Wtr Agy CA Ctfs Series 1999 A, 0% 8/1/2028 (Ambac Assurance Corp Insured) (g)	225,000	204,353
TOTAL CALIFORNIA		135,115,139
Colorado - 1.3%
Education - 0.0%
Colorado Edl & Cultural Fac Auth Rev (Mesivta Of Greater Los Angeles Proj.) 2.32% 6/1/2029, LOC Deutsche Bank AG VRDN (b)	480,000	480,000
University Colo Enterprise Sys Series 2021C 3A, 2% tender 6/1/2051 (b)	1,360,000	1,351,112
		1,831,112
Health Care - 0.5%
Colorado Health Facilities Authority (Advent Health Proj.) 5% tender 11/15/2048 (b)	8,060,000	8,107,093
Colorado Health Facilities Authority (Advent Health Proj.) 5% tender 11/15/2049 (b)	905,000	924,060
Colorado Health Facilities Authority (Advent Health Proj.) Series A 1, 5% tender 11/15/2058 (b)	3,060,000	3,227,952
Colorado Health Facilities Authority (CommonSpirit Health Proj.) 5% 11/1/2026	400,000	409,363
Colorado Health Facilities Authority (Commonspirit Health Proj.) Series 2019 B 1, 5% tender 8/1/2049 (b)	300,000	300,446
Colorado Health Facilities Authority (Commonspirit Health Proj.) Series 2019 B 2, 5% tender 8/1/2049 (b)	340,000	342,724
Colorado Health Facilities Authority (Ihc Health Services Inc Proj.) Series 2022B, 5% tender 5/15/2062 (b)	2,155,000	2,197,670
		15,509,308
Housing - 0.3%
Colorado Hsg & Fin Auth Multifamily Hsg Rev Series 2024, 3.5% tender 11/1/2043 (b)	9,090,000	9,100,605
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2019 F, 4.25% 11/1/2049	70,000	70,453
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2019 H, 4.25% 11/1/2049	35,000	35,263
Maiker Hsg Partners Colo Multifamily Hsg Rev Series 2023, 4.5% tender 5/1/2042 (b)	1,175,000	1,183,019
		10,389,340
Special Tax - 0.1%
Baseline Met Dist No 1 Spl Revcolo Series 2024A, 5% 12/1/2025 (Assured Guaranty Municipal Corp Insured)	435,000	438,231
Baseline Met Dist No 1 Spl Revcolo Series 2024A, 5% 12/1/2027 (Assured Guaranty Municipal Corp Insured)	1,000,000	1,040,349
Denver Colo Convention Ctr Hotel Auth Rev Series 2016, 5% 12/1/2025	1,900,000	1,908,036
		3,386,616
Transportation - 0.4%
Denver CO City & Cnty Arpt 5% 11/15/2026	800,000	823,066
Denver CO City & Cnty Arpt 5.25% 11/15/2026 (c)	775,000	795,622
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2027 (c)	2,315,000	2,399,423
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2029 (c)	185,000	192,287
Denver CO City & Cnty Arpt Series 2022A, 5% 11/15/2025 (c)	1,485,000	1,495,817
Denver CO City & Cnty Arpt Series 2023B, 5% 11/15/2025 (c)	3,275,000	3,295,174
Denver CO City & Cnty Arpt Series 2023B, 5% 11/15/2027 (c)	3,035,000	3,143,804
E-470 Pub Hwy Auth Colo Rev 5% 9/1/2025	300,000	301,337
		12,446,530
TOTAL COLORADO		43,562,906
Connecticut - 1.0%
Education - 0.6%
Connecticut St Health & Edl Facs Auth Revenue (Yale University Proj.) 2.8% tender 7/1/2057 (b)	10,400,000	10,320,293
Connecticut St Health & Edl Facs Auth Revenue (Yale University Proj.) Series 2010A 3, 2.95% tender 7/1/2049 (b)	1,000,000	997,170
Connecticut St Health & Edl Facs Auth Revenue (Yale University Proj.) Series 2017 B2, 3.2% tender 7/1/2037 (b)	2,575,000	2,559,530
Connecticut St Health & Edl Facs Auth Revenue 2.8% tender 7/1/2048 (b)	2,650,000	2,629,196
		16,506,189
General Obligations - 0.2%
Bridgeport CT Gen. Oblig. Series 2024 A, 5% 7/1/2027 (Build America Mutual Assurance Co Insured)	200,000	208,184
Bridgeport CT Gen. Oblig. Series 2024 A, 5% 7/1/2028 (Build America Mutual Assurance Co Insured)	1,250,000	1,323,726
City of Hartford CT Gen. Oblig. Series 2015 C, 5% 7/15/2025 (Assured Guaranty Municipal Corp Insured)	640,000	641,569
Connecticut St Gen. Oblig. Series 2015B, 3.375% 6/15/2029	150,000	150,068
Connecticut St Gen. Oblig. Series 2024 C, 5% 3/1/2028	4,250,000	4,491,882
New Haven CT Gen. Oblig. 5% 8/15/2025 (Assured Guaranty Municipal Corp Insured)	20,000	20,067
New Haven CT Gen. Oblig. Series 2024, 5% 8/1/2028 (Assured Guaranty Municipal Corp Insured)	710,000	751,511
University Connecticut (Connecticut St Proj.) Series 2019 A, 5% 11/1/2025	225,000	226,809
West Haven CT BAN 4.25% 3/26/2026	1,025,000	1,031,443
West Haven CT Gen. Oblig. Series 2021, 4% 9/15/2025	255,000	255,451
West Haven CT Gen. Oblig. Series 2021, 4% 9/15/2026	255,000	257,320
		9,358,030
Health Care - 0.0%
Connecticut St Health & Edl Facs Auth Revenue (Nuvance Health Proj.) Series 2019 A, 5% 7/1/2026	260,000	263,162
Connecticut St Health & Edl Facs Auth Revenue (Stamford Hospital, CT Proj.) 4% 7/1/2025	600,000	599,919
Connecticut St Health & Edl Facs Auth Revenue (Stamford Hospital, CT Proj.) 5% 7/1/2026	200,000	202,857
		1,065,938
Housing - 0.2%
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog Series 2021 A 1, 0.45% 11/15/2025	700,000	689,517
Norwalk Conn Hsg Auth Multifamily Hsg Rev Series 2024, 3.05% tender 9/1/2058 (b)	5,000,000	4,979,685
		5,669,202
Special Tax - 0.0%
Connecticut St Spl Tax Oblig Series 2018 B, 5% 10/1/2031	500,000	528,218
Connecticut St Spl Tax Oblig Series 2024 B, 5% 7/1/2028	605,000	643,253
		1,171,471
TOTAL CONNECTICUT		33,770,830
Delaware - 0.0%
Electric Utilities - 0.0%
Delaware St Econ Dev Auth Rev (Delmarva Power & Light Proj.) 1.05% tender 1/1/2031 (b)	565,000	563,424
District Of Columbia - 0.7%
Housing - 0.2%
District Columbia Hsg Fin Mult (Parcel 42 Apartments Projects Proj.) Series 2022, 3.05% tender 9/1/2041 (b)	5,000,000	4,994,980
District Columbia Hsg Fin Mult Series 2024, 3.65% tender 7/1/2028 (b)	1,790,000	1,805,109
District Columbia Hsg Fin Mult Series 2025A, 5% 3/1/2028	1,025,000	1,068,159
		7,868,248
Other - 0.0%
District of Columbia Housing Finance Agency Series 2025 B, 5% tender 3/1/2029 (b)	1,425,000	1,488,514
Transportation - 0.5%
Metropolitan Wash DC Arpts Ath 5% 10/1/2025 (c)	530,000	532,478
Metropolitan Wash DC Arpts Ath 5% 10/1/2026 (c)	145,000	147,860
Metropolitan Wash DC Arpts Ath Series 2018 A, 5% 10/1/2026 (c)	325,000	331,411
Metropolitan Wash DC Arpts Ath Series 2018 A, 5% 10/1/2027 (c)	1,585,000	1,640,588
Metropolitan Wash DC Arpts Ath Series 2019A, 5% 10/1/2025 (c)	155,000	155,725
Metropolitan Wash DC Arpts Ath Series 2019A, 5% 10/1/2027 (c)	1,785,000	1,847,603
Metropolitan Wash DC Arpts Ath Series 2021 A, 5% 10/1/2026 (c)	920,000	938,147
Metropolitan Wash DC Arpts Ath Series 2023 A, 5% 10/1/2025 (c)	1,750,000	1,758,184
Metropolitan Wash DC Arpts Ath Series 2024A, 5% 10/1/2025 (c)	1,500,000	1,507,014
Metropolitan Wash DC Arpts Ath Series 2024A, 5% 10/1/2026 (c)	1,695,000	1,728,435
Metropolitan Wash DC Arpts Ath Series 2024A, 5% 10/1/2027 (c)	3,985,000	4,124,760
		14,712,205
TOTAL DISTRICT OF COLUMBIA		24,068,967
Florida - 4.0%
Education - 0.0%
Florida Atlantic University Finance Corp Series 2024, 5% 7/1/2028	500,000	528,282
Florida Atlantic University Finance Corp Series 2024, 5% 7/1/2029	625,000	668,624
Volusia Cnty FL Edl Fac Ath Rv (Embry Riddle Aeronaut Univ, FL Proj.) 5% 10/15/2026	750,000	766,771
Volusia Cnty FL Edl Fac Ath Rv (Embry Riddle Aeronaut Univ, FL Proj.) 5% 10/15/2027	165,000	171,255
		2,134,932
Electric Utilities - 0.1%
Florida St Mun Pwr Agy Rev (Fmpa St Lucie Project Proj.) Series 2021 A, 5% 10/1/2025	500,000	503,056
Florida St Mun Pwr Agy Rev (Fmpa St Lucie Project Proj.) Series 2021 A, 5% 10/1/2026	300,000	308,021
Florida St Mun Pwr Agy Rev Series 2016A, 5% 10/1/2028	1,405,000	1,434,658
		2,245,735
Escrowed/Pre-Refunded - 0.0%
Greater Orlando Aviation Auth 5% 10/1/2025 (Escrowed to Maturity) (c)	275,000	276,373
Greater Orlando Aviation Auth Series 2015A, 5% 10/1/2030 (Pre-refunded to 10/1/2025 at 100) (c)	1,165,000	1,170,817
Orange Cnty FL Health Facs Auth Rev 5% tender 11/15/2052 (b)	265,000	272,420
		1,719,610
General Obligations - 0.5%
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series 2022 A, 5% 7/1/2027	1,015,000	1,055,075
Broward County FL School District Series 2025, 5% 7/1/2028 (Assured Guaranty Municipal Corp Insured) (i)	2,105,000	2,232,219
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) 5% 7/1/2025 (Assured Guaranty Municipal Corp Insured)	5,715,000	5,722,559
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL School Board Proj.) 5% 7/1/2029 (Assured Guaranty Municipal Corp Insured)	1,000,000	1,072,175
Flagler Cnty FL Sch Brd Ctfs Partn (Flagler Cnty Fla Sch Dist Proj.) Series 2024, 5% 8/1/2029 (Assured Guaranty Municipal Corp Insured)	2,000,000	2,139,391
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2025	275,000	276,652
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2026	65,000	66,753
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2027	55,000	57,568
Lake Cnty Fla Sch Brd Cop (Lake County FL School Board Proj.) Series 2025A, 5% 6/1/2028 (Assured Guaranty Municipal Corp Insured)	1,300,000	1,373,390
Palm Beach Cnty FL Sch Brd (Palm Beach Cnty FL Sch Dist Proj.) Series 2025A, 5% 8/1/2029 (i)	720,000	775,388
Seminole Cnty FL Sch Brd Ctfs (Seminole Cnty FL Sch Dist Proj.) 5% 7/1/2025	20,000	20,029
Seminole Cnty FL Sch Brd Ctfs (Seminole Cnty FL Sch Dist Proj.) 5% 7/1/2026	25,000	25,545
		14,816,744
Health Care - 0.6%
Brevard Cnty FL Health Fac (Health First Inc Proj.) Series 2023 A, 5% 4/1/2026	290,000	294,025
Brevard Cnty FL Health Fac (Health First Inc Proj.) Series 2023 A, 5% 4/1/2028	325,000	340,876
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 5% 7/1/2025	100,000	100,106
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 5% 7/1/2026	175,000	177,874
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 5% 7/1/2027	150,000	155,346
Highlands County Health Facilities Authority (Advent Health Proj.) Series 2012I 5, 1.97% 11/15/2035 VRDN (b)	1,100,000	1,100,000
Jacksonville Fla Health Care Facs Rev (Baptist Medical Center, Fl Proj.) Series 2019 D, 1.97% 8/1/2036 VRDN (b)	190,000	190,000
Jacksonville Fla Health Care Facs Rev (Baptist Medical Center, Fl Proj.) Series 2019E, 1.97% 8/1/2036 VRDN (b)	740,000	740,000
Lakeland FL Hosp Sys Rev Series 2016, 5% 11/15/2026	1,500,000	1,538,936
Lee County Industrial Development Authority/FL (Lee Mem Health Sys Fl Hosp Rev Proj.) 2.57% 4/1/2049 VRDN (b)	9,800,000	9,800,001
Miami-Dade Cty FL Hlth Hsp Rev (Nicklaus Childrens Hospital,Fl Proj.) Series 2021 A, 5% 8/1/2025	700,000	701,671
Orange Cnty FL Health Facs Auth Rev (Advent Health Proj.) 5% tender 11/15/2052 (b)	5,370,000	5,482,168
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2025	1,000,000	1,002,715
		21,623,718
Housing - 0.4%
Broward Cty FL Hsg Aut Hsg Rev Series 2023, 4.05% tender 9/1/2056 (b)	1,000,000	1,004,976
Fla Hsg Fin Corp Multifamily Mtg Rev (Brownsville Transit Vge Proj.) 3.35% tender 10/1/2027 (b)	2,250,000	2,249,444
Fla Hsg Fin Corp Multifamily Mtg Rev Series 2023 B, 5% tender 2/1/2027 (b)	265,000	267,775
Fla Hsg Fin Corp Multifamily Mtg Rev Series 2023 C, 5% tender 12/1/2026 (b)	605,000	609,441
Florida Hsg Fin Corp Mltfmy Rv Series 2024 E, 3.8% tender 6/1/2042 (b)	1,370,000	1,375,355
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev 4.05% tender 9/1/2026 (b)	410,000	410,458
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev 5% tender 10/1/2026 (b)	2,445,000	2,456,929
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev 5% tender 3/1/2027 (b)	775,000	777,365
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev Series 2023, 3.55% tender 1/1/2027 (b)	1,690,000	1,691,388
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev Series 2023, 5% tender 9/1/2026 (b)	1,445,000	1,450,633
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev Series 2025B, 3.55% tender 3/1/2029 (b)	2,000,000	2,014,521
Polk Cnty FL Hsg Fin Auth Multi Fam Hsg Rev 4.15% tender 12/1/2040 (b)	760,000	766,190
		15,074,475
Other - 0.1%
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev Series 2024, 3.4% tender 1/1/2045 (b)	5,000,000	5,005,973
Pooled Loans - 0.4%
Florida Local Government Finance Commission 2.87% 6/3/2025, LOC JPMorgan Chase Bank NA CP	8,648,000	8,648,273
Florida Local Government Finance Commission 3.03% 7/2/2025, LOC JPMorgan Chase Bank NA CP	4,373,000	4,373,000
		13,021,273
Special Tax - 0.6%
County of Pasco FL Series 2023 A, 5.25% 9/1/2026 (Assured Guaranty Municipal Corp Insured)	275,000	282,090
Florida Ins Assistance Interlocal Agy Fla Ins Assmt Rev Series 2023 A2, 2.69% 9/1/2032 (Liquidity Facility Florida St) VRDN (b)	19,800,000	19,800,000
		20,082,090
Synthetics - 0.3%
Greater Orlando Aviation Auth Participating VRDN 3.45% 10/1/2036 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	1,000,000	1,000,000
Greater Orlando Aviation Auth Participating VRDN Series 2025 ZF1930, 2.09% 10/1/2051 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	1,300,000	1,300,000
Miami Dade County Hsg Multi Fam Hsg Rev Participating VRDN Series 2022 MIZ9087, 2.25% 11/1/2061 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)(h)	920,000	920,000
Miami-Dade Cnty Fla Aviat Rev Participating VRDN Series 2025 ZF1933, 2.09% 10/1/2050 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	1,100,000	1,100,000
Miami-Dade Cnty Fla Aviat Rev Participating VRDN Series 2025 ZF1934, 2.09% 10/1/2050 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	1,360,000	1,360,000
Orange Cnty FL Health Facs Auth Rev Participating VRDN Series 2025 XF3302, 2.09% 10/1/2056 (Liquidity Facility Wells Fargo Bank NA) (b)(e)	1,100,000	1,100,000
Orange Cnty FL Health Facs Auth Rev Participating VRDN Series 2025 XM1222, 2.09% 10/1/2056 (Liquidity Facility Wells Fargo Bank NA) (b)(e)	1,800,000	1,800,000
Orlando Health Participating VRDN Series 2022 026, 2.27% 10/1/2044 (Liquidity Facility Barclays Bank PLC) (b)(e)	500,000	500,000
		9,080,000
Transportation - 0.9%
Broward Cnty FL Arpt Sys Rev 5% 10/1/2025 (c)	1,000,000	1,000,885
Broward Cnty FL Arpt Sys Rev Series 2013A, 5.25% 10/1/2025 (c)	1,500,000	1,501,615
Broward Cnty FL Arpt Sys Rev Series 2013C, 5.25% 10/1/2025	575,000	575,619
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2025 (c)	1,000,000	1,005,604
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2026 (c)	1,000,000	1,021,297
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2027 (c)	1,250,000	1,292,704
Florida St Mid Bay Bridge Auth Series A, 5% 10/1/2025	40,000	40,156
Florida St Mid Bay Bridge Auth Series A, 5% 10/1/2026	45,000	45,202
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2027 (Pre-refunded to 10/1/2026 at 100) (c)	500,000	511,145
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2029 (Pre-refunded to 10/1/2026 at 100) (c)	500,000	511,145
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2030 (Pre-refunded to 10/1/2026 at 100) (c)	1,000,000	1,022,290
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2031 (Pre-refunded to 10/1/2026 at 100) (c)	625,000	638,931
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2032 (Pre-refunded to 10/1/2026 at 100) (c)	500,000	511,145
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2033 (Pre-refunded to 10/1/2026 at 100) (c)	1,000,000	1,009,408
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2034 (Pre-refunded to 10/1/2026 at 100) (c)	1,000,000	1,022,290
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2035 (Pre-refunded to 10/1/2026 at 100) (c)	1,000,000	1,022,290
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2025 (c)	30,000	30,146
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2026 (c)	10,000	10,217
Hillsborough Cnty FL Aviation (Tampa International Airport Proj.) Series 2022A, 5% 10/1/2025 (c)	1,245,000	1,251,646
Lee Cnty FL Airport 5% 10/1/2025 (c)	1,375,000	1,380,884
Lee Cnty FL Airport 5% 10/1/2025 (c)	925,000	928,958
Lee Cnty FL Airport 5% 10/1/2027 (c)	1,450,000	1,495,923
Miami-Dade Cnty Fla Aviat Rev Series 2024 A, 5% 10/1/2028 (c)	4,100,000	4,287,049
Miami-Dade Cnty Fla Seaport Rev 5% 10/1/2027 (c)	2,625,000	2,712,167
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5% 10/1/2026 (c)	105,000	107,236
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5% 10/1/2027 (c)	2,100,000	2,173,650
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5% 10/1/2028 (c)	1,250,000	1,307,027
		28,416,629
Water & Sewer - 0.1%
Tohopekaliga Wtr Auth FL Util Sys Rev 5% 10/1/2025 (f)	2,500,000	2,514,185
TOTAL FLORIDA		135,735,364
Georgia - 3.7%
Electric Utilities - 1.6%
Appling Cnty GA Dev Auth Pcr (Oglethorpe Pwr Corp Proj.) 2% 1/1/2038 VRDN (b)	4,000,000	4,000,000
Bartow Cnty GA Dev Auth Pollution Cont Rev (Georgia Power Co Proj.) Series FIRST 2013, 2.875% tender 8/1/2043 (b)	1,865,000	1,861,040
Bartow Cnty GA Dev Auth Solid Waste Disp Fac Rev (Georgia Power Co Proj.) 3.1% 11/1/2062 VRDN (b)(c)	4,000,000	4,000,000
Bartow Cnty GA Dev Auth Solid Waste Disp Fac Rev (Georgia Power Co Proj.) 3.15% 11/1/2062 VRDN (b)(c)	4,420,000	4,420,000
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series 1997, 3.15% 11/1/2052 VRDN (b)(c)	1,600,000	1,600,000
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series 2013 FIRST, 3.375% tender 11/1/2053 (b)	1,385,000	1,375,898
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FIFTH 1994, 3.7% tender 10/1/2032 (b)	1,165,000	1,172,825
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FIRST 2012, 2.875% tender 12/1/2049 (b)	2,000,000	1,995,327
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FIRST 2008, 3.35% tender 11/1/2048 (b)	6,000,000	5,891,102
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FOURTH 1994, 3.8% tender 10/1/2032 (b)	3,960,000	3,973,283
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FOURTH 1995, 3.8% tender 10/1/2032 (b)	2,875,000	2,884,644
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series SECOND 2012, 3.3% tender 12/1/2049 (b)	2,000,000	1,969,130
Georgia Mun Elec Auth Pwr Rev 4% 11/1/2025	800,000	802,516
Georgia Mun Elec Auth Pwr Rev 5% 11/1/2026	870,000	893,158
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2025 (Assured Guaranty Municipal Corp Insured)	275,000	275,384
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2025 (Assured Guaranty Municipal Corp Insured)	270,000	270,377
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2026 (Assured Guaranty Municipal Corp Insured)	310,000	316,582
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2026 (Assured Guaranty Municipal Corp Insured)	300,000	306,370
Georgia Mun Elec Auth Pwr Rev Series 2024A, 5% 1/1/2027	1,500,000	1,543,664
Georgia Mun Elec Auth Pwr Rev Series 2024A, 5% 1/1/2027	420,000	432,226
Georgia Mun Elec Auth Pwr Rev Series 2024A, 5% 1/1/2028	375,000	392,574
Monroe Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series 1ST 1995, 2.25% 7/1/2025	435,000	434,256
Monroe Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FIRST 2008, 3.35% tender 11/1/2048 (b)	610,000	598,929
Monroe Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series FIRST 2012, 3.875% tender 6/1/2042 (b)	1,250,000	1,253,452
Monroe Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series SECOND 2009, 3.75% tender 10/1/2048 (b)	3,675,000	3,681,030
Monroe Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series SECOND 2006, 3.875% tender 12/1/2041 (b)	3,500,000	3,509,665
Monroe Cnty GA Dev Auth Pcr (Oglethorpe Pwr Corp Proj.) Series 2013A, 3.6% tender 1/1/2039 (b)	565,000	563,666
		50,417,098
General Obligations - 1.1%
Main Street Natural Gas Inc 4% 12/1/2026 (Citigroup Inc Guaranteed)	2,200,000	2,213,631
Main Street Natural Gas Inc 4% 12/1/2027 (Citigroup Inc Guaranteed)	1,215,000	1,226,711
Main Street Natural Gas Inc 4% 9/1/2025 (Royal Bank of Canada Guaranteed)	400,000	400,360
Main Street Natural Gas Inc 5% 12/1/2027 (Toronto Dominion Bank Guaranteed)	1,000,000	1,035,983
Main Street Natural Gas Inc 5% 12/1/2028 (Toronto Dominion Bank Guaranteed)	750,000	784,346
Main Street Natural Gas Inc 5% 6/1/2025 (Citigroup Inc Guaranteed)	1,525,000	1,525,049
Main Street Natural Gas Inc 5% 6/1/2026 (Citigroup Inc Guaranteed)	2,100,000	2,128,329
Main Street Natural Gas Inc 5% 6/1/2026 (Toronto Dominion Bank Guaranteed)	700,000	710,199
Main Street Natural Gas Inc 5% 6/1/2030 (Toronto Dominion Bank Guaranteed)	250,000	264,141
Main Street Natural Gas Inc 5% tender 6/1/2053 (Citigroup Inc Guaranteed) (b)	480,000	497,721
Main Street Natural Gas Inc 5% tender 6/1/2055 (Toronto Dominion Bank Guaranteed) (b)	1,115,000	1,172,446
Main Street Natural Gas Inc Series 2019 C, 4% tender 3/1/2050 (Citigroup Inc Guaranteed) (b)	4,055,000	4,063,583
Main Street Natural Gas Inc Series 2022A, 4% 12/1/2025 (Citigroup Inc Guaranteed)	2,750,000	2,754,742
Main Street Natural Gas Inc Series 2022A, 4% 12/1/2026 (Citigroup Inc Guaranteed)	245,000	246,517
Main Street Natural Gas Inc Series 2022B, 5% 6/1/2025 (Citigroup Inc Guaranteed)	700,000	700,023
Main Street Natural Gas Inc Series 2022B, 5% 6/1/2026 (Citigroup Inc Guaranteed)	800,000	810,792
Main Street Natural Gas Inc Series 2023B, 5% 3/1/2026 (Royal Bank of Canada Guaranteed)	930,000	939,244
Main Street Natural Gas Inc Series 2023B, 5% 9/1/2025 (Royal Bank of Canada Guaranteed)	700,000	702,069
Main Street Natural Gas Inc Series 2023D, 5% 12/1/2025 (Citigroup Inc Guaranteed)	1,550,000	1,560,318
Main Street Natural Gas Inc Series 2023D, 5% 12/1/2026 (Citigroup Inc Guaranteed)	620,000	632,803
Main Street Natural Gas Inc Series 2023D, 5% 12/1/2027 (Citigroup Inc Guaranteed)	1,700,000	1,752,952
Main Street Natural Gas Inc Series 2023D, 5% 12/1/2028 (Citigroup Inc Guaranteed)	1,850,000	1,924,843
Main Street Natural Gas Inc Series 2024 A 1, 5% 3/1/2026 (Royal Bank of Canada Guaranteed)	680,000	686,759
Main Street Natural Gas Inc Series 2024 A 1, 5% 3/1/2028 (Royal Bank of Canada Guaranteed)	1,025,000	1,064,386
Main Street Natural Gas Inc Series 2024 A 1, 5% 9/1/2025 (Royal Bank of Canada Guaranteed)	500,000	501,478
Main Street Natural Gas Inc Series 2024 A 1, 5% 9/1/2026 (Royal Bank of Canada Guaranteed)	550,000	559,543
Main Street Natural Gas Inc Series 2024 A 1, 5% 9/1/2028 (Royal Bank of Canada Guaranteed)	900,000	939,948
Main Street Natural Gas Inc Series 2024 A 1, 5% tender 5/1/2054 (Royal Bank of Canada Guaranteed) (b)	310,000	325,518
Main Street Natural Gas Inc Series 2024B, 5% 9/1/2026 (Royal Bank of Canada Guaranteed)	275,000	279,771
Main Street Natural Gas Inc Series 2024C, 5% 12/1/2026 (Citibank NA Guaranteed), (Citigroup Inc Guaranteed)	875,000	893,068
Main Street Natural Gas Inc Series 2024D, 5% tender 4/1/2054 (Toronto Dominion Bank Guaranteed) (b)	1,000,000	1,046,044
Main Street Natural Gas Inc Series 2024E, 5% 12/1/2025	2,600,000	2,617,435
		36,960,752
Health Care - 0.0%
Brookhaven Development Authority (Childrens Healthcare of Atlanta Proj.) Series 2019 A, 5% 7/1/2025	100,000	100,144
Housing - 0.1%
Atlanta GA Urban Resdtl Fin Auth Mf Hsg Rev (North Block Assoc Proj.) 3.4% tender 2/1/2029 (b)	2,500,000	2,508,254
Decatur GA Hsg Auth Multifamily Hsg Rev Series 2025, 3.6% tender 8/1/2028 (b)	1,225,000	1,234,156
Warner Robins GA Hsg Auth Multifamily Rev Series 2024, 5% tender 2/1/2029 (b)	2,500,000	2,608,828
		6,351,238
Other - 0.2%
City of Atlanta GA Gen. Oblig. 3.23% 6/26/2025 CP	7,000,000	7,001,260
Columbia GA Hsg Au Mlti Fam Rv 5% tender 4/1/2028 (b)	1,250,000	1,289,252
		8,290,512
Synthetics - 0.4%
Buford Hsg Auth Multi Fam Participating VRDN Series 2023 XF3118, 2.25% 3/1/2041 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	1,600,000	1,600,000
Cobb Cnty GA Kennestone Hosp (Wellstar Health System Inc Proj.) Series 2025 A, 2.02% 4/1/2047, LOC Bank of America NA VRDN (b)	13,200,000	13,200,000
		14,800,000
Transportation - 0.2%
Atlanta GA Arpt Rev 5% 7/1/2026 (c)	1,000,000	1,018,236
Atlanta GA Arpt Rev Series 2020 B, 5% 7/1/2025 (c)	610,000	610,675
Atlanta GA Arpt Rev Series 2023G, 5% 7/1/2025 (c)	1,600,000	1,601,773
Atlanta GA Arpt Rev Series 2023G, 5% 7/1/2026 (c)	2,250,000	2,291,030
Atlanta GA Arpt Rev Series 2023G, 5% 7/1/2027 (c)	2,045,000	2,112,457
		7,634,171
Water & Sewer - 0.1%
Atlanta GA Wtr & Wastewtr Rev 2.9% 6/3/2025, LOC TD Bank NA CP	1,424,000	1,424,044
Atlanta GA Wtr & Wastewtr Rev 2.9% 6/3/2025, LOC TD Bank NA CP	1,100,000	1,100,040
		2,524,084
TOTAL GEORGIA		127,077,999
Guam - 0.0%
Electric Utilities - 0.0%
Guam Power Auth. 5% 10/1/2025	870,000	873,963
Hawaii - 0.5%
General Obligations - 0.2%
Hawaii St Gen. Oblig. Series 2016 FB, 4% 4/1/2029	6,000,000	6,037,980
Honolulu HI City & Cnty Gen. Oblig. Series 2022 A, 5% 11/1/2026	815,000	839,270
		6,877,250
Health Care - 0.0%
Hawaii Dpt Bg & Fin Spl Pur Rev (Queens Health System Proj.) Series 2015B, SIFMA Municipal Swap Index + 0.14%, 2.42% tender 7/1/2039 (b)(d)	425,000	425,000
Housing - 0.2%
Hawaii St Hsg Fin & Dev Corp Multifamily Rev 3.3% tender 12/1/2029 (b)	4,205,000	4,210,493
Honolulu HI City & Cnty Mfr Series 2023, 5% tender 6/1/2027 (b)	2,080,000	2,114,144
		6,324,637
Synthetics - 0.1%
Hawaii St Arpts Sys Rev Participating VRDN 2.17% 7/1/2048 (Liquidity Facility Morgan Stanley Bank NA) (b)(c)(e)	2,200,000	2,200,000
Transportation - 0.0%
Hawaii St Hbr Sys Rev Series 2020 A, 5% 7/1/2025 (c)	350,000	350,403
TOTAL HAWAII		16,177,290
Idaho - 0.0%
Health Care - 0.0%
Idaho Health Facs Auth Rev (St Lukes Regional Med Ctr, ID Proj.) Series 2021 A, 5% 3/1/2032	505,000	549,648
Housing - 0.0%
Idaho Hsg & Fin Assn (ID Single Family Hsg 7/1/19 Proj.) Series 2019 A, 4% 1/1/2050	25,000	25,049
Idaho Hsg & Fin Assn (Id Single Family Proj.) 2.15% 1/1/2038 VRDN (b)	100,000	100,000
		125,049
TOTAL IDAHO		674,697
Illinois - 5.2%
Education - 0.3%
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2026	35,000	35,559
Illinois Fin Auth Rev 3.05% 9/15/2025 CP	4,000,000	3,999,997
Illinois Fin Auth Rev 3.05% 9/16/2025 CP	4,900,000	4,899,730
Illinois Finance Authority Rev (Lake Forest College Proj.) Series 2022A, 5% 10/1/2025	260,000	260,502
Illinois Finance Authority Rev (Univ of Chicago, IL Proj.) Series 2021 A, 5% 10/1/2025	2,000,000	2,012,005
Northern IL Univ Revs Series 2020 B, 5% 4/1/2026 (Build America Mutual Assurance Co Insured)	650,000	657,473
		11,865,266
Escrowed/Pre-Refunded - 0.2%
Illinois Fin Auth Rev Series 2016 A, 5% 7/1/2025	250,000	250,327
Metropolitan Pier & Expo Auth Hosp Facs Rev 7% 7/1/2026 (Escrowed to Maturity)	1,110,000	1,134,242
Railsplitter Tobacco Settlement Auth Settlement Rev Series 2017, 5% 6/1/2026 (Escrowed to Maturity)	940,000	959,293
Railsplitter Tobacco Settlement Auth Settlement Rev Series 2017, 5% 6/1/2027 (Pre-refunded to 6/1/2026 at 100)	2,385,000	2,433,950
Railsplitter Tobacco Settlement Auth Settlement Rev Series 2017, 5% 6/1/2028 (Pre-refunded to 6/1/2026 at 100)	4,545,000	4,638,283
		9,416,095
General Obligations - 2.0%
Champaign County Community Unit School District No 4 Champaign 0% 1/1/2026 (g)	800,000	782,275
Chicago IL Gen. Oblig. Series 2015 C, 5% 1/1/2028	1,065,000	1,071,304
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2027	3,600,000	3,666,004
Chicago IL Gen. Oblig. Series 2021 B, 4% 1/1/2030	1,652,000	1,662,163
Chicago IL Met Water Recl Dist Gen. Oblig. Series A, 5% 12/1/2027	3,035,000	3,112,049
Cook Cnty IL Gen. Oblig. 5% 11/15/2025	50,000	50,391
Cook Cnty IL Gen. Oblig. 5% 11/15/2026	3,900,000	4,005,215
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2025	465,000	466,569
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2026	4,370,000	4,426,288
Cook Cnty IL Gen. Oblig. Series 2022 A, 5% 11/15/2025	3,220,000	3,245,213
Illinois St Gen. Oblig. 5% 3/1/2026	3,185,000	3,225,947
Illinois St Gen. Oblig. Series 2016, 5% 1/1/2026	300,000	303,007
Illinois St Gen. Oblig. Series 2016, 5% 1/1/2030	3,000,000	3,021,278
Illinois St Gen. Oblig. Series 2017 A, 5% 12/1/2025	710,000	716,194
Illinois St Gen. Oblig. Series 2017C, 5% 11/1/2029	1,000,000	1,031,620
Illinois St Gen. Oblig. Series 2017D, 3.25% 11/1/2026	4,910,000	4,893,963
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2025	920,000	926,801
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2026	1,755,000	1,797,614
Illinois St Gen. Oblig. Series 2018 A, 5% 10/1/2025	2,605,000	2,617,457
Illinois St Gen. Oblig. Series 2018A, 6% 5/1/2026	880,000	901,044
Illinois St Gen. Oblig. Series MAY 2023 C, 5% 5/1/2026	1,500,000	1,523,572
Illinois St Gen. Oblig. Series MAY 2023 C, 5% 5/1/2029	1,005,000	1,058,199
Illinois St Gen. Oblig. Series MAY 2023D, 5% 7/1/2025	3,885,000	3,889,871
Illinois St Gen. Oblig. Series MAY 2023D, 5% 7/1/2026	5,000,000	5,092,254
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2026	1,500,000	1,523,572
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2027	2,920,000	3,009,933
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2028	625,000	651,534
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2029	1,000,000	1,052,935
Illinois St Gen. Oblig. Series OCT 2020 B, 5% 10/1/2025	5,000,000	5,028,384
Illinois St Gen. Oblig. Series OCT 2020 B, 5% 10/1/2028	1,030,000	1,078,372
Kane Cook & DuPage Cntys IL Sch Dist Series 2024, 5% 1/1/2027	500,000	515,814
Kane Cook & DuPage Cntys IL Sch Dist Series 2024, 5% 1/1/2030	550,000	593,190
Kane McHenry Cook & DuPage Cntys IL Sch Dist Series 2015, 5% 1/1/2027	395,000	395,438
Mchenry Cnty IL Comnty SD #200 0% 1/15/2026 (National Public Finance Guarantee Corporation Insured) (g)	80,000	78,324
		67,413,788
Health Care - 0.4%
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) Series 2016, 5% 12/1/2025	430,000	433,642
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2015 A, 5% 11/15/2025	170,000	170,917
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2015 A, 5% 11/15/2026	95,000	95,620
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2016, 5% 5/15/2026	20,000	20,237
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2016, 5% 5/15/2027	140,000	142,188
Illinois Fin Auth Rev (Silver Cross Health System IL Proj.) Series 2015 C, 5% 8/15/2027	1,000,000	1,003,672
Illinois Finance Authority Rev (Osf Healthcare System Proj.) Series 2020 B 2, 5% tender 5/15/2050 (b)	3,000,000	3,038,844
Illinois Finance Authority Rev (University Of Chicago Hosps,Il Proj.) 5% tender 8/15/2052 (b)	4,770,000	4,773,017
Illinois Finance Authority Rev (University Of Chicago Hosps,Il Proj.) 5% tender 8/15/2052 (b)	3,000,000	3,097,487
		12,775,624
Housing - 0.1%
Illinois Hsg Dev Auth Multifamily Hsg Rev 5% tender 2/1/2027 (b)	505,000	510,288
Illinois Hsg Dev Auth Multifamily Hsg Rev Series 2023, 4% tender 6/1/2026 (b)	1,600,000	1,600,000
Illinois Hsg Dev Auth Multifamily Hsg Rev Series 2023, 5% tender 2/1/2027 (b)	2,050,000	2,071,467
		4,181,755
Industrial Development - 0.1%
Oswego Ill Indl Dev Rev (Griffith Laboratories Worldwide Inc Proj.) Series 1995, 2.7% 7/1/2025, LOC Wells Fargo Bank NA VRDN (b)(c)	2,820,000	2,820,000
Other - 0.1%
Chicago Heights Ill Multifamily Rev Series 2022, 2.875% tender 8/1/2027 (b)	3,000,000	2,994,309
Illinois Fin Auth Rev Series 2019, U.S. SOFR Index + 1.2%, 4.231% tender 11/1/2034 (b)(d)	1,905,000	1,903,089
		4,897,398
Special Tax - 0.1%
Cook Cnty Ill Sales Tax Rev Series 2024, 5% 11/15/2027	500,000	522,319
Illinois St Sales Tax Rev 5% 6/15/2025	50,000	50,033
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2029 (National Public Finance Guarantee Corporation Insured) (g)	575,000	480,731
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2029 (National Public Finance Guarantee Corporation Insured) (g)	1,000,000	853,782
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 5% 12/15/2028	1,000,000	1,033,189
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 5% 6/15/2029	1,675,000	1,729,321
		4,669,375
Synthetics - 0.6%
Chicago IL O'Hare Intl Arpt Rev Participating VRDN 2.15% 1/1/2053 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	13,700,000	13,700,000
Chicago IL O'Hare Intl Arpt Rev Participating VRDN Series 2023 XF1457, 3.45% 1/1/2059 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	1,965,000	1,965,000
Chicago Ill Tran Auth Sales Tax Rcpts Rev Participating VRDN Series 2024 XF3290, 2.11% 12/1/2049 (Liquidity Facility Wells Fargo Bank NA) (b)(e)	1,600,000	1,600,000
Illinois Fin Auth Lease Rev Participating VRDN Series 2024 MIZ9167, 3.17% 5/15/2034 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	2,000,000	2,000,000
		19,265,000
Transportation - 1.1%
Chicago IL Midway Arpt Rev Series 2023 C, 5% 1/1/2027 (c)	1,595,000	1,630,273
Chicago IL Midway Arpt Rev Series 2024A, 5% 1/1/2026 (c)	700,000	706,840
Chicago IL Midway Arpt Rev Series 2024A, 5% 1/1/2027 (c)	2,500,000	2,555,286
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2027 (c)	7,500,000	7,686,785
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2027 (c)	85,000	87,117
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2026 (c)	900,000	908,639
Chicago IL O'Hare Intl Arpt Rev Series 2024C, 5% 1/1/2028 (c)	5,815,000	6,021,768
Chicago IL O'Hare Intl Arpt Rev Series 2024E, 5% 1/1/2026 (c)	2,615,000	2,640,101
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5307, 5% 6/1/2025	4,630,000	4,630,166
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5307, 5% 6/1/2026	2,000,000	2,030,931
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5337, 5% 6/1/2025	25,000	25,001
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5337, 5% 6/1/2026	2,750,000	2,792,530
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series B, 5% 6/1/2025	2,500,000	2,500,090
		34,215,527
Water & Sewer - 0.2%
Chicago IL Wastewater Transmission Rev Series 2024B, 5% 1/1/2030 (Build America Mutual Assurance Co Insured)	1,825,000	1,965,082
Illinois Fin Auth Wtr Fac Rev 3.875% tender 5/1/2040 (b)	1,500,000	1,470,061
Illinois Finance Authority Rev (IL Wtr State Rev Fund Proj.) 0% 1/1/2027 (i)	1,275,000	1,303,352
Illinois Finance Authority Rev (IL Wtr State Rev Fund Proj.) 0% 1/1/2028 (i)	465,000	486,073
Illinois Finance Authority Rev (IL Wtr State Rev Fund Proj.) 0% 7/1/2029 (i)	2,000,000	2,139,926
		7,364,494
TOTAL ILLINOIS		178,884,322
Indiana - 2.1%
Education - 0.0%
Purdue University Series GG, 5% 7/1/2025	1,650,000	1,652,466
Electric Utilities - 0.2%
Indiana Mun Pwr Agy Pwr Supply Series 2025A, 5% 1/1/2027	4,000,000	4,124,774
Rockport Ind Pollution Ctl Rev (Indiana Michigan Power Co Proj.) Series 2025 A, 3.7% tender 6/1/2047 (b)(i)	5,120,000	5,106,661
		9,231,435
General Obligations - 0.1%
Marion Ind High Sch Bldg Corp Series 2021 A, 4% 7/15/2025	255,000	255,186
Westfield Washington Ind Multi (Westfield-Wash Ind Schs Proj.) Series 2024 A, 5% 1/15/2029 (Build America Mutual Assurance Co Insured)	450,000	478,223
Westfield Washington Ind Multi (Westfield-Wash Ind Schs Proj.) Series 2024 A, 5% 7/15/2027 (Build America Mutual Assurance Co Insured)	500,000	519,378
Westfield Washington Ind Multi (Westfield-Wash Ind Schs Proj.) Series 2024 A, 5% 7/15/2028 (Build America Mutual Assurance Co Insured)	1,175,000	1,240,089
Westfield Washington Ind Multi (Westfield-Wash Ind Schs Proj.) Series 2024 A, 5% 7/15/2029 (Build America Mutual Assurance Co Insured)	600,000	641,758
		3,134,634
Health Care - 0.3%
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 5% 3/1/2027	230,000	236,756
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 5% 3/1/2028	340,000	353,880
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 5% 3/1/2029	380,000	399,703
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 5% 3/1/2030	500,000	530,661
Indiana Fin Auth Health Sys Rev (Indiana University Health Proj.) Series 2019 B, 2.25% tender 12/1/2058 (b)	2,500,000	2,496,168
Indiana Fin Auth Hosp Rev (Indiana University Health Proj.) Series 2011 M, 0.7% tender 12/1/2046 (b)	3,680,000	3,598,542
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2025	600,000	602,338
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2026	205,000	209,382
		8,427,430
Housing - 0.0%
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) 3% 1/1/2052	745,000	727,173
Industrial Development - 0.8%
Whiting Ind Environmental Facs (Bp Products North America Inc Proj.) Series 2019A, 5% tender 12/1/2044 (BP PLC Guaranteed) (b)(c)	24,500,000	24,714,439
Lease Revenue - 0.4%
Fort Wayne IN Redev Auth Lease Rent Rev Series 2022, 4% 8/1/2026	895,000	904,329
Indiana St Fin Auth Rev Series 2025A, 5% 2/1/2030 (i)	5,000,000	5,371,555
Posey Cnty Ind Redev Auth Lease Rent Rev 5% 7/15/2025	3,000,000	3,004,257
Vinton Tecumseh Sch Bldg Corp IN Series 2021, 3% 7/15/2025	515,000	514,625
Westfield Redevelopment Authority Series 2023, 5% 7/1/2025	345,000	345,431
		10,140,197
Other - 0.0%
East Allen Cnty Schs Ind Series 2024, 5% 7/15/2025	1,445,000	1,447,840
Resource Recovery - 0.2%
Indiana St Dev Fin Au Sol Wst (Waste Management Inc Del Proj.) 4.6% tender 10/1/2031 (b)(c)	5,000,000	5,041,098
Indiana St Fin Auth Economic Dev Rev (Republic Services Inc Proj.) Series 2010A, 3.85% tender 5/1/2028 (b)(c)	2,750,000	2,750,000
		7,791,098
Special Tax - 0.0%
Indianapolis IN Local PIB Bank Lo Income Tax Rev (Indianapolis Pub Trans Corp Proj.) Series 2025 A, 5% 1/15/2030	175,000	188,932
Indianapolis IN Local PIB Bank Lo Income Tax Rev (Indianapolis Pub Trans Corp Proj.) Series 2025 A, 5% 7/15/2028	275,000	291,748
Indianapolis IN Local PIB Bank Lo Income Tax Rev (Indianapolis Pub Trans Corp Proj.) Series 2025 A, 5% 7/15/2029	475,000	510,148
Indianapolis IN Local PIB Bank Lo Income Tax Rev (Indianapolis Pub Trans Corp Proj.) Series 2025 A, 5% 7/15/2030	275,000	298,677
		1,289,505
Transportation - 0.1%
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2019 D, 5% 1/1/2026 (c)	1,000,000	1,010,233
Indianapolis Local Public Improvement Bond Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2023I 2, 5% 1/1/2026 (c)	385,000	388,939
Indianapolis Local Public Improvement Bond Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2023I 2, 5% 1/1/2027 (c)	760,000	776,925
		2,176,097
TOTAL INDIANA		70,732,314
Iowa - 0.9%
Education - 0.0%
Iowa Student Ln Liquidity Corp Series 2019 B, 5% 12/1/2025 (c)	985,000	992,774
Electric Utilities - 0.2%
Iowa Fin Auth Sld Disp Wst Rev (Midamerican Energy Co Proj.) 2.25% 7/1/2038 VRDN (b)(c)	650,000	650,000
Iowa Fin Auth Sld Disp Wst Rev (Midamerican Energy Co Proj.) Series 2016 B, 2.25% 12/1/2046 VRDN (b)(c)	4,600,000	4,600,000
		5,250,000
General Obligations - 0.2%
Pefa Inc Iowa Gas Proj Rev Series 2019, 5% tender 9/1/2049 (Goldman Sachs Group Inc/The Guaranteed) (b)	7,000,000	7,076,590
Health Care - 0.3%
Iowa Fin Auth Health Facs Rev (Unitypoint Health Proj.) Series 2013B 2, 2.8% 2/15/2039, LOC TD Bank NA VRDN (b)	7,105,000	7,105,000
Industrial Development - 0.2%
Iowa Fin Auth Solid Waste Facs Rev 3.875% tender 1/1/2042, LOC Citibank NA (b)(c)	7,000,000	6,986,319
Other - 0.0%
Mahaska Cnty Iowa Gen. Oblig. Series 2024A, 5% 12/1/2025	1,625,000	1,631,028
TOTAL IOWA		29,041,711
Kansas - 0.8%
Electric Utilities - 0.1%
Burlington Kans Envr Imprv Rev (Evergy Kansas Metro Proj.) 2.4% 9/1/2035 VRDN (b)	5,000,000	5,000,000
Wyandotte Cnty Kansas City Util Sys Rev Series 2016A, 5% 9/1/2025	15,000	15,060
		5,015,060
General Obligations - 0.2%
Valley Center Kans Gen. Oblig. 4.375% 12/1/2025	2,890,000	2,890,703
Wichita KS Gen. Oblig. BAN Series 318, 4% 10/15/2025	5,000,000	5,015,605
		7,906,308
Housing - 0.1%
Shawnee Cnty KS Mf Hsg Revenue Series 2025 A, 3.75% tender 5/1/2059 (b)	1,700,000	1,708,764
Other - 0.4%
Manhattan KS 5% 6/15/2028	6,000,000	6,093,560
Park City Kans Gen. Oblig. Series 2024 1, 3.625% 10/1/2027	5,000,000	5,000,349
		11,093,909
TOTAL KANSAS		25,724,041
Kentucky - 2.2%
Electric Utilities - 0.3%
Carroll Cnty KY Pollution Ctl Rev (Kentucky Utilities Co Proj.) Series 2016 A, 1.55% tender 9/1/2042 (b)	500,000	482,072
Trimble Cnty KY Environmental Facs Rev (Kentucky Utilities Co Proj.) 4.7% tender 6/1/2054 (b)(c)	8,980,000	9,036,774
		9,518,846
General Obligations - 0.6%
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2018 C 1, 4% tender 12/1/2049 (Morgan Stanley Guaranteed) (b)	10,505,000	10,505,000
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2019C 1, 4% tender 2/1/2050 (Morgan Stanley Guaranteed) (b)	5,000,000	4,994,691
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2020 A, 4% tender 12/1/2050 (BP PLC Guaranteed) (b)	325,000	325,817
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024A, 5% 7/1/2025 (Goldman Sachs Group Inc/The Guaranteed)	400,000	400,378
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024A, 5% 7/1/2026 (Goldman Sachs Group Inc/The Guaranteed)	500,000	507,159
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024A, 5% 7/1/2027 (Goldman Sachs Group Inc/The Guaranteed)	575,000	589,771
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024B, 5% 2/1/2026	300,000	302,297
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024B, 5% 2/1/2027	365,000	372,759
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024B, 5% 8/1/2025	500,000	500,854
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024B, 5% 8/1/2026	250,000	253,636
Kentucky Interlocal Sch Transn Assn Equip Lease Rev Ctfs Partn Series 2023, 4% 3/1/2026	1,105,000	1,111,507
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 4% 8/1/2025	200,000	200,206
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 5% 4/1/2026	1,375,000	1,395,368
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series B, 5% 8/1/2025	300,000	300,792
		21,760,235
Health Care - 0.3%
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 5% 2/1/2026	550,000	554,099
Kentucky Econ Dev Fin Auth (Commonspirit Health Proj.) 1.97% 5/1/2034 VRDN (b)	4,280,000	4,280,000
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% tender 10/1/2047 (b)	2,015,000	2,054,362
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) Series 2023 A, 5% 10/1/2026	700,000	715,275
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) Series 2023 A, 5% 10/1/2027	1,700,000	1,769,698
		9,373,434
Industrial Development - 0.4%
Meade Cnty KY Indl Bldg Rev (Nucor Corp Proj.) Series 2020 A 1, 3.55% 7/1/2060 VRDN (b)(c)	6,820,000	6,820,000
Meade Cnty KY Indl Bldg Rev (Nucor Corp Proj.) Series 2020 B 1, 3.55% 7/1/2060 VRDN (b)(c)	7,000,000	7,000,000
		13,820,000
Other - 0.2%
Kentucky State University Series 2021, 5% 11/1/2025	280,000	281,955
Mercer Cnty KY Pollution Ctl Rev 3.45% tender 7/8/2025 CP mode	7,400,000	7,401,123
		7,683,078
Water & Sewer - 0.4%
Rural Wtr Fing Agy KY Pub Projs Rev Series 2023A, 3.9% 11/1/2025	2,500,000	2,500,976
Rural Wtr Fing Agy KY Pub Projs Rev Series 2024A, 3.7% 5/1/2027	5,000,000	5,007,403
Rural Wtr Fing Agy KY Pub Projs Rev Series 2024B, 3.05% 5/1/2027	5,000,000	4,944,563
		12,452,942
TOTAL KENTUCKY		74,608,535
Louisiana - 0.8%
Housing - 0.0%
Louisiana Hsg Corp Single Family Mtg Rev (LA Home Ownership Proj.) 5.75% 12/1/2053	165,000	176,834
Industrial Development - 0.5%
St James Parish LA Rev (Nucor Corp Proj.) 2.18% 11/1/2040 VRDN (b)	8,200,000	8,200,000
St James Parish LA Rev (Nucor Corp Proj.) 2.3% 11/1/2040 VRDN (b)	1,850,000	1,850,000
St John Baptist Parish LA Rev (Conocophillips Inc Proj.) 4.05% tender 6/1/2037 (b)	3,045,000	3,044,865
St John Baptist Parish LA Rev (Conocophillips Inc Proj.) Series 2017B 2, 2.375% tender 6/1/2037 (b)	2,500,000	2,456,078
St John Baptist Parish LA Rev Series 2017 C, 3.3% tender 6/1/2037 (b)	2,000,000	1,959,593
		17,510,536
Special Tax - 0.1%
Louisiana St Gas & Fuel Tax Rv Series 2022 A, U.S. SOFR Index + 0.5%, 3.531% tender 5/1/2043 (b)(d)	3,845,000	3,835,559
Transportation - 0.2%
New Orleans LA Aviation Board 5% 1/1/2026 (c)	1,280,000	1,293,615
New Orleans LA Aviation Board 5% 1/1/2026 (c)	215,000	216,989
New Orleans LA Aviation Board 5% 1/1/2027 (c)	1,430,000	1,464,948
New Orleans LA Aviation Board 5% 1/1/2028 (c)	2,690,000	2,783,635
		5,759,187
TOTAL LOUISIANA		27,282,116
Maine - 0.0%
Education - 0.0%
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) 5% 7/1/2025	500,000	500,554
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) 5% 7/1/2026	975,000	992,051
		1,492,605
Transportation - 0.0%
Maine Turnpike Auth Rev Bonds Series 2015, 5% 7/1/2026	250,000	250,358
TOTAL MAINE		1,742,963
Maryland - 2.0%
General Obligations - 0.1%
Montgomery Cnty MD Gen. Oblig. Series 2022A, 5% 8/1/2026	1,000,000	1,024,884
State of Maryland Gen. Oblig. Series 2017, 4% 3/15/2030	3,000,000	3,040,964
		4,065,848
Health Care - 0.5%
Maryland Health & Higher Educational Facilities Authority (Frederick Memorial Hospital MD Proj.) Series 2023, 5% 7/1/2027	1,360,000	1,401,873
Maryland St Hlth & HI Ed Facs (Meritus Health Inc,Md Proj.) 5% 7/1/2025	40,000	40,050
Montgomery Cnty MD Rev (Trinity Health Proj.) Series 2013 MD, 2.9% tender 12/1/2041 (b)	14,500,000	14,500,000
		15,941,923
Housing - 0.5%
Maryland Community Development Administration (MD Mhsg Rev 1997 Proj.) Series 2023 D, 3.5% 1/1/2026	2,805,000	2,809,712
Maryland Community Development Administration (Residential Revenue Bonds Proj.) Series 2019 B, 4% 9/1/2049	110,000	110,160
Maryland Community Development Administration Series 2023 C, 3.4% 8/1/2025	9,015,000	9,014,938
Maryland Community Development Administration Series 2023 C, 5.25% 11/1/2025	6,000,000	6,018,335
Montgomery County Housing Opportunities Commission (Montgomery Cnty MD Mhsg 1996 Proj.) Series 2021 C, 0.8% 7/1/2025	105,000	104,675
		18,057,820
Other - 0.3%
Maryland Community Development Administration Series 2023 B, 2.75% 6/1/2025	3,055,000	3,054,890
Maryland Community Development Administration Series 2023 B, 2.75% 8/1/2025	1,160,000	1,157,646
Maryland St Econ Dev Corp Rev Series 2024A 1, 5% 6/1/2025	200,000	200,004
Maryland St Econ Dev Corp Rev Series 2024A 1, 5% 6/1/2026	600,000	607,859
Maryland St Health & Higher Edl Facs Auth Rev1 3.13% 7/1/2025 CP	5,775,000	5,775,225
		10,795,624
Special Tax - 0.1%
Frederick Cnty MD Spl Oblig Series 2020 A, 5% 7/1/2027	980,000	1,011,927
State of Maryland Built to Learn Revenue Series 2021, 5% 6/1/2027	500,000	520,319
State of Maryland Built to Learn Revenue Series 2022 A, 5% 6/1/2026	850,000	867,426
		2,399,672
Synthetics - 0.3%
Baltimore County Gen. Oblig. Participating VRDN 2.32% 1/1/2050 (Liquidity Facility Barclays Bank PLC) (b)(e)	1,600,000	1,600,000
Integrace Obligated Group Participating VRDN Series 2022 024, 2.32% 11/15/2049 (Liquidity Facility Barclays Bank PLC) (b)(e)	3,700,000	3,700,000
Maryland St Econ Dev Corp Participating VRDN Series 2024 XF3222, 2.25% 4/1/2054 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	2,600,000	2,600,000
State of Maryland Built to Learn Revenue Participating VRDN 2.02% 6/1/2054 (Liquidity Facility JP Morgan Chase Bank NA) (b)(e)	1,700,000	1,700,000
		9,600,000
Transportation - 0.1%
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 5% 8/1/2028 (Assured Guaranty Municipal Corp Insured) (c)	1,450,000	1,515,246
Maryland Trans Auth Psngr Fac Chrg Rev (Bwi Passenger Facilities Chrge Proj.) Series 2012B, 2.625% 6/1/2027 (c)	550,000	532,674
Maryland Trans Auth Psngr Fac Chrg Rev Series 2012B, 2.5% 6/1/2026 (c)	670,000	662,055
		2,709,975
Water & Sewer - 0.1%
Baltimore MD Proj Rev (Baltimore Wastewater Util Rev Proj.) Series 2017 A, 5% 7/1/2029	755,000	775,758
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2017 A, 5% 7/1/2028	2,000,000	2,061,598
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2017 A, 5% 7/1/2029	1,000,000	1,027,494
		3,864,850
TOTAL MARYLAND		67,435,712
Massachusetts - 2.0%
Education - 0.4%
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue I Proj.) Series 2014 I, 5% 1/1/2026 (c)	7,000,000	7,013,836
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue K Proj.) Series 2017 A, 5% 7/1/2025 (c)	690,000	690,699
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue K Proj.) Series 2017 A, 5% 7/1/2026 (c)	1,000,000	1,013,787
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue M Proj.) Series 2021B, 5% 7/1/2025 (c)	820,000	820,776
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue M Proj.) Series 2021B, 5% 7/1/2026 (c)	2,390,000	2,428,031
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue M Proj.) Series 2022B, 5% 7/1/2025 (c)	585,000	585,741
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue M Proj.) Series 2022B, 5% 7/1/2026 (c)	365,000	370,808
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue M Proj.) Series 2022B, 5% 7/1/2028 (c)	1,775,000	1,839,013
Massachusetts St Dev Fin Agy Rv (Emerson College, MA Proj.) Series 2025, 5% 1/1/2026	560,000	564,727
Massachusetts St Dev Fin Agy Rv (Emerson College, MA Proj.) Series 2025, 5% 1/1/2027	505,000	517,490
Massachusetts St Hlth & Ed Fac (Williams College Proj.) Series I, 0.7% tender 7/1/2033 (b)	296,000	294,961
		16,139,869
General Obligations - 0.2%
City of Quincy MA Gen. Oblig. BAN Series 2024, 5% 7/25/2025	3,500,000	3,507,772
Spencer East Brookfield MA BAN 3.75% 12/18/2025	5,000,000	5,007,100
		8,514,872
Health Care - 0.3%
Massachusetts St Dev Fin Agy Rev (South Shore Hospital, MA Proj.) 5% 7/1/2025	20,000	20,023
Massachusetts St Dev Fin Agy Rev (South Shore Hospital, MA Proj.) 5% 7/1/2026	20,000	20,360
Massachusetts St Hlth & Ed Fac (Mass General Brigham Inc Proj.) 3.25% tender 7/1/2042 (Assured Guaranty Ltd Insured) (b)	8,815,000	8,815,000
		8,855,383
Housing - 0.0%
Massachusetts Hsg Fin Agy Series 2023 C2, 4% 12/1/2027	1,000,000	1,002,694
Other - 1.0%
Massachusetts Bay Transp 2.2% 6/6/2025 CP	10,000,000	10,000,000
Massachusetts Development Finance Agency 2.89% tender 7/8/2025 CP mode	5,000,000	4,999,098
Massachusetts Hsg Fin Agy Series 2024 A 3, 3.6% 12/1/2026	14,985,000	15,027,276
		30,026,374
Special Tax - 0.1%
Massachusetts St Sch Bldg Auth Dedicated Sales Tax Rev Series 2015C, 5% 8/15/2027	2,400,000	2,403,771
Transportation - 0.0%
Massachusetts Port Auth Spl Fac Rev (Bosfuel Corporation Proj.) Series 2019 A, 5% 7/1/2027 (c)	285,000	293,764
Massachusetts St Port Auth Rev Series 2017A, 5% 7/1/2025 (c)	25,000	25,026
		318,790
TOTAL MASSACHUSETTS		67,261,753
Michigan - 1.2%
Education - 0.1%
University MI Univ Revs 1.74% 4/1/2036 VRDN (b)	2,000,000	2,000,000
Wayne St Univ MI Univ Revs Series 2024A, 5% 11/15/2027 (Build America Mutual Assurance Co Insured)	500,000	524,643
		2,524,643
Electric Utilities - 0.1%
Lansing Mich Brd Wtr & Lt Util Sys Rev 2% tender 7/1/2051 (b)	1,000,000	977,899
Michigan St Strategic Fd Ltd Oblig Rev (Consumers Energy Co Proj.) Series 2019, 3.35% tender 10/1/2049 (b)(c)	3,465,000	3,391,195
		4,369,094
General Obligations - 0.1%
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2026	1,130,000	1,144,399
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2027	1,190,000	1,223,221
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2028	650,000	676,427
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2029	290,000	305,044
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2030	305,000	323,628
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2031	320,000	342,240
Detroit MI Gen. Oblig. Series 2024, 5% 5/1/2032	335,000	360,113
Lansing Mich Sch Dist Series 2025 II, 5% 5/1/2029 (State of Michigan Guaranteed) (i)	200,000	214,636
Portage MI Pub Schs 5% 11/1/2028	20,000	20,356
		4,610,064
Health Care - 0.1%
Grand Traverse Cnty MI Hosp (Munson Healthcare Proj.) 5% 7/1/2025	480,000	480,571
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev (Bronson Methodist Hsp, MI Proj.) Series 2016, 5% 5/15/2026	15,000	15,223
Kent MI Hosp Fin Auth (Corewell Health Proj.) SIFMA Municipal Swap Index + 0.25%, 2.22% tender 1/15/2047 (b)(d)	965,000	965,001
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) 0.75% 10/15/2025	250,000	247,716
		1,708,511
Housing - 0.1%
Michigan Hsg Dev Auth Rent Hsg Rev (MI Single Family Mortgage Proj.) 2.5% 6/1/2025	630,000	629,971
Michigan St Hsg Dev Auth Mfrev Series 2024, 3.8% tender 7/1/2041 (b)	2,000,000	2,007,040
		2,637,011
Lease Revenue - 0.3%
Michigan St Bldg Auth Rev Series 2023 I, 2.07% 4/15/2058 (b)	10,000,000	10,000,000
Other - 0.0%
Ludington Mich Area Sch Dist Series 2022 II, 5% 11/1/2025	1,230,000	1,240,462
Pooled Loans - 0.1%
Michigan Fin Auth Rev RAN (Michigan Fin Auth Ltd Oblig Rev Proj.) Series 2024 A 2, 5% 8/20/2025	4,500,000	4,514,872
Synthetics - 0.1%
Western MI Univ Revs Participating VRDN Series 2025 YX1397, 2.01% 11/15/2054 (Liquidity Facility Barclays Bank PLC) (b)(e)	4,440,000	4,440,000
Transportation - 0.2%
Wayne Cnty Mich Arpt Auth Rev Series 2023 E, 5% 12/1/2028 (Assured Guaranty Municipal Corp Insured) (c)	3,000,000	3,130,366
Wayne Cnty Mich Arpt Auth Rev Series F, 5% 12/1/2025 (c)	2,735,000	2,757,756
Wayne Cnty Mich Arpt Auth Rev Series F, 5% 12/1/2026 (c)	465,000	465,442
		6,353,564
TOTAL MICHIGAN		42,398,221
Minnesota - 1.3%
Education - 0.4%
Minnesota Higher Ed Facs Auth Rev (University Of St Thomas, Mn Proj.) Series 2024 B 1, 5% tender 10/1/2053 (b)	1,000,000	1,027,190
Moorhead MN Edl Facs Rev (Concordia College/MN Proj.) Series 2016, 5% 12/1/2025	20,000	20,000
University MN 2.85% 6/10/2025 CP	2,000,000	2,000,083
University MN 2.87% 6/2/2025 CP	3,000,000	3,000,070
University MN 3% 8/7/2025 CP	4,500,000	4,500,405
University MN 3.05% 9/18/2025 CP	1,600,000	1,599,997
University MN 3.18% 7/9/2025 CP	2,000,000	2,000,314
		14,148,059
Escrowed/Pre-Refunded - 0.0%
St Paul MN Hsg & Redev Auth Hosp Series 2015A, 5% 11/15/2027 (Pre-refunded to 11/15/2025 at 100)	400,000	403,068
General Obligations - 0.2%
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2022 A, 5% 8/1/2025	1,155,000	1,158,412
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2022 A, 5% 8/1/2026	1,300,000	1,328,271
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2022 B, 5% 8/1/2026	100,000	102,174
Minnesota Mun Gas Agy Commodity Supply Rev 4% tender 12/1/2052 (Royal Bank of Canada Guaranteed) (b)	1,725,000	1,722,991
Pelican Rapids Minn Gen. Oblig. Series 2024A, 4% 12/15/2025	2,515,000	2,516,956
		6,828,804
Health Care - 0.2%
Minneapolis MN Health Care Sys Rev (Allina Health System Proj.) Series 2023A, 5% tender 11/15/2052 (b)	6,470,000	6,762,724
St Paul MN Hsg & Redev Auth Health Care Fac Rev (Healthpartners Oblig Group Pj Proj.) Series 2015A, 5% 7/1/2028	1,600,000	1,602,030
		8,364,754
Housing - 0.1%
Minnesota Housing Finance Agency (MN Residential Hsg 1995 Proj.) Series 2023 F, 5.75% 7/1/2053	110,000	116,327
Minnesota St Hsg Fin Agy Series 2025F2, 3.7% 8/1/2026	2,000,000	2,001,143
		2,117,470
Other - 0.1%
Minnesota Housing Finance Agency Series 2023E, 3.875% 8/1/2025	700,000	700,110
Minnesota Rural Wtr Fin Auth 3.3% 8/1/2026	2,000,000	2,000,381
		2,700,491
Synthetics - 0.1%
Saint Paul Hsg & Redev Auth Rev Participating VRDN Series 2023 MIZ9145, 2.25% 6/1/2063 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	4,220,000	4,220,000
Transportation - 0.2%
Minneapolis Met Airport Commis Series 2019 C, 5% 1/1/2026	380,000	384,371
Minneapolis Met Airport Commis Series 2022B, 5% 1/1/2026 (c)	470,000	474,810
Minneapolis Met Airport Commis Series 2022B, 5% 1/1/2027 (c)	1,580,000	1,614,696
Minneapolis Met Airport Commis Series 2024B, 5% 1/1/2027 (c)	4,755,000	4,859,419
		7,333,296
TOTAL MINNESOTA		46,115,942
Mississippi - 0.1%
Electric Utilities - 0.0%
Mississippi Bus Fin Corp Sld Wst Disp Rev Series 1995, 3.1% 7/1/2025 VRDN (b)(c)	1,200,000	1,200,000
Industrial Development - 0.0%
Mississippi Bus Fin Corp Rev (Mississippi Power Co Proj.) Series 1999, 2.8% 12/1/2027 VRDN (b)(c)	200,000	200,000
Resource Recovery - 0.1%
Mississippi Bus Fin Corp Sld Wst Disp Rev (Waste Management Inc Del Proj.) 4.25% tender 3/1/2027 (b)(c)	5,000,000	5,003,083
TOTAL MISSISSIPPI		6,403,083
Missouri - 1.1%
General Obligations - 0.0%
Jackson Cnty MO Spl Oblig Series 2032 A, 5% 12/1/2028	1,000,000	1,063,605
Health Care - 0.7%
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2026	20,000	20,260
Missouri Hlth & Edl Facs Rev (Bjc Health System Proj.) Series 2021 C, 5% tender 5/1/2052 (b)	10,000,000	10,481,382
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 5% 6/1/2025	1,435,000	1,435,062
Missouri Hlth & Edl Facs Rev Series 2021 A, 4% 7/1/2025	500,000	500,269
Missouri Hlth & Edl Facs Rev Series 2021 B, 4% tender 5/1/2051 (b)	9,135,000	9,187,872
		21,624,845
Housing - 0.1%
Kansas City MO Planned Indl Expansion Auth Multifamily Hsg Rev Series 2023, 5% tender 7/1/2045 (b)	1,260,000	1,293,071
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2019B, 4% 5/1/2050	45,000	45,107
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2021C, 3.25% 11/1/2052	85,000	83,556
Saint Louis MO Indl Dev Auth 3.15% tender 4/1/2046 (b)	3,800,000	3,779,484
		5,201,218
Lease Revenue - 0.0%
Barry Cnty MO Ctfs Partn 5% 10/1/2025	215,000	215,828
Barry Cnty MO Ctfs Partn 5% 10/1/2026	550,000	558,919
		774,747
Other - 0.0%
Missouri St Health & Edl Facs Series 2025A, 5% 2/1/2027	970,000	987,839
Synthetics - 0.3%
Kansas City MO Indl Dev Auth Arpt Spl Oblig Participating VRDN 3.45% 3/1/2057 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	4,740,000	4,740,000
St Louis County Ind Dev Auth Multi Fam Hsg Rev Participating VRDN 2.25% 10/1/2063 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	1,700,000	1,700,000
		6,440,000
Transportation - 0.0%
St Louis MO Arpt Rev Series 2019 B, 5% 7/1/2025 (c)	420,000	420,545
TOTAL MISSOURI		36,512,799
Montana - 0.0%
Housing - 0.0%
Montana St Brd Hsg Single Family Mtg (MT Single Family Proj.) 3.5% 6/1/2050	240,000	238,874
Montana St Brd Hsg Single Family Mtg (MT Single Family Proj.) Series 2019B, 4% 6/1/2050	20,000	20,062
Montana St Brd Hsg Single Family Mtg (MT Single Family Proj.) Series 2022 A, 3% 6/1/2052	225,000	220,935
		479,871
TOTAL MONTANA		479,871
Nebraska - 0.8%
General Obligations - 0.4%
Central Plains Energy Proj NE Gas Proj Rev 4% tender 12/1/2049 (Royal Bank of Canada Guaranteed) (b)	8,500,000	8,502,258
Central Plains Energy Proj NE Gas Proj Rev Series 2019, 2.5% tender 12/1/2049 (Royal Bank of Canada Guaranteed) (b)	1,000,000	997,083
Central Plains Energy Proj NE Gas Proj Rev Series 2023 A 1, 5% tender 5/1/2054 (Bank of Montreal Guaranteed) (b)	1,415,000	1,458,013
		10,957,354
Health Care - 0.0%
Douglas Cnty NE Hosp Auth No 3 Rev Series 2015, 5% 11/1/2028	1,250,000	1,257,364
Housing - 0.1%
Lincoln Neb Multifamily Hsg Rev Series 2024, 3.37% tender 1/10/2048 (b)	2,260,000	2,260,744
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2019 B, 4% 9/1/2049 (c)	55,000	54,877
		2,315,621
Industrial Development - 0.0%
Stanton Cnty NE Indl Dev Rev (Nucor Corp Proj.) 2.25% 11/1/2026 VRDN (b)(c)	700,000	700,000
Lease Revenue - 0.2%
Gretna Neb Ctfs Partn 5% 12/15/2025	4,000,000	4,004,140
Gretna Neb Ctfs Partn Gen. Oblig. 4% 12/15/2025	2,620,000	2,620,918
		6,625,058
Synthetics - 0.1%
Omaha NE Arpt Auth Arpt Rev Participating VRDN 2.17% 12/15/2049 (Liquidity Facility Bank of America, N.A.) (b)(c)(e)	3,030,000	3,030,000
Transportation - 0.0%
Omaha NE Arpt Auth Arpt Rev Series 2024, 5% 12/15/2027 (Assured Guaranty Municipal Corp Insured) (c)	1,000,000	1,036,977
TOTAL NEBRASKA		25,922,374
Nevada - 0.4%
Electric Utilities - 0.1%
Clark NV Pollutn Ctl Rev (Nevada Power Co Proj.) Series 2017, 3.75% tender 1/1/2036 (b)	2,065,000	2,061,718
Humboldt Cnty Nev Pcr (Sierra Pacific Power Co Proj.) Series 2016 A, 3.55% 10/1/2029	335,000	336,764
Washoe Cnty NV Wtr Fac Rev (Sierra Pacific Power Co Proj.) Series 2016 G, 3.625% tender 3/1/2036 (b)	270,000	269,077
Washoe Cnty NV Wtr Fac Rev (Sierra Pacific Power Co Proj.) Series 2016C, 4.125% tender 3/1/2036 (b)(c)	370,000	369,470
		3,037,029
General Obligations - 0.1%
Clark Cnty NV School Dist Series 2018A, 5% 6/15/2025	315,000	315,193
Clark Cnty NV School Dist Series 2021 C, 5% 6/15/2025	2,655,000	2,656,622
		2,971,815
Resource Recovery - 0.1%
Nevada Dpt Bus & Ind Solid Waste Disp Rev (Republic Services Inc Proj.) Series 2001, 4.125% tender 12/1/2026 (b)(c)(f)	4,800,000	4,799,678
Transportation - 0.1%
Clark County NV Mccarran Airprt Rev Series 2017 B, 5% 7/1/2025 (c)	665,000	665,797
Clark County NV Mccarran Airprt Rev Series 2019 E, 5% 7/1/2025	100,000	100,145
Clark County NV Mccarran Airprt Rev Series 2019 E, 5% 7/1/2027	275,000	286,379
Reno Tahoe Arpt Auth NV Arpt Rev Series 2024 A, 5% 7/1/2027 (c)	200,000	205,704
Reno Tahoe Arpt Auth NV Arpt Rev Series 2024 A, 5% 7/1/2028 (c)	225,000	233,842
Reno Tahoe Arpt Auth NV Arpt Rev Series 2024 A, 5% 7/1/2029 (c)	580,000	608,287
		2,100,154
TOTAL NEVADA		12,908,676
New Hampshire - 0.8%
Education - 0.4%
New Hampshire Health and Education Facilities Authority Act (Dartmouth College Proj.) Series 2015 C, 3.3% tender 6/1/2038 (b)	2,750,000	2,755,421
New Hampshire Health and Education Facilities Authority Act (Dartmouth College Proj.) Series 2015A, 3.3% tender 6/1/2040 (b)	8,030,000	8,045,829
New Hampshire Health and Education Facilities Authority Act (Dartmouth College Proj.) Series 2015D, 3.3% tender 6/1/2038 (b)	3,740,000	3,747,372
		14,548,622
Housing - 0.3%
New Hampshire St Hsg Fin Auth Multi-Family Hsg (NH Mhsg Rev 2017 Proj.) 3.8% 7/1/2026	1,010,000	1,013,222
New Hampshire St Hsg Fin Auth Multi-Family Hsg (NH Mhsg Rev 2017 Proj.) Series 2023 4, 3.625% 4/1/2026	215,000	215,612
New Hampshire St Hsg Fin Auth Multi-Family Hsg (NH Mhsg Rev 2017 Proj.) Series 2023 4, 3.7% 1/1/2027	670,000	673,019
New Hampshire St Hsg Fin Auth Single Family Mtg Rev 3.58% tender 7/1/2056 (b)	7,000,000	7,001,098
		8,902,951
Synthetics - 0.1%
Nat'l Fin Auth NH Specialty Bonds Participating VRDN Series 2024 MS0023, 2.27% tender 12/15/2030 (Liquidity Facility Morgan Stanley Bank NA) (b)(e)(h)	4,400,000	4,400,000
TOTAL NEW HAMPSHIRE		27,851,573
New Jersey - 2.7%
Education - 0.6%
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2010-1 Proj.) 5% 12/1/2025 (c)	420,000	422,777
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2025 (c)	2,225,000	2,236,982
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2027 (c)	1,245,000	1,285,287
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2021 A, 5% 12/1/2025 (c)	700,000	705,525
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2021 B, 5% 12/1/2026 (c)	1,425,000	1,450,257
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023B, 5% 12/1/2025 (c)	1,800,000	1,814,207
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023B, 5% 12/1/2026 (c)	2,000,000	2,035,448
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023B, 5% 12/1/2028 (c)	1,000,000	1,042,803
Higher Ed Student Assistance Auth NJ Student Ln Rev (Nj Stud Loan 2025 Proj.) 5% tender 12/1/2056 (b)(c)(i)	2,000,000	2,024,833
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2024 B, 5% 12/1/2027 (c)	2,700,000	2,787,370
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2025 1 A, 5% 12/1/2027 (c)(i)	1,900,000	1,949,548
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2025 1 A, 5% 12/1/2028 (c)(i)	2,000,000	2,067,632
New Jersey Institute of Technology/NJ Series 2025A, 5% 7/1/2029 (Build America Mutual Assurance Co Insured)	580,000	623,498
New Jersey Institute of Technology/NJ Series 2025A, 5% 7/1/2030 (Build America Mutual Assurance Co Insured)	460,000	500,709
		20,946,876
Electric Utilities - 0.0%
New Jersey Eda Wtr Facs Rev (New Jersey American Wtr CO Inc Proj.) Series 2020 E, 0.85% 12/1/2025 (c)	1,600,000	1,565,890
General Obligations - 1.8%
Essex Cnty NJ Impt Auth Lease Gen. Oblig. BAN Series 2024, 5% 6/18/2025	7,000,000	7,005,474
Monmouth Cnty NJ Impt Auth Rev BAN Series 2025, 4% 3/13/2026	1,000,000	1,006,837
New Brunswick NJ Pkg Auth Rev Series 2020 B, 5% 9/1/2025	850,000	853,844
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2004 A, 5.25% 7/1/2025	1,285,000	1,286,999
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2016 AAA, 5% 6/15/2026	3,375,000	3,442,412
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 GGG, 5.25% 9/1/2025 (f)	3,000,000	3,014,809
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 GGG, 5.25% 9/1/2026 (f)	1,510,000	1,551,032
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series B, 5% 11/1/2025	350,000	352,617
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 11/1/2025	1,000,000	1,007,480
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 11/1/2026	1,100,000	1,130,256
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 6/15/2025	385,000	385,235
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 6/15/2026	555,000	566,085
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) Series 2023 RRR, 5% 3/1/2026	5,300,000	5,374,318
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) Series 2023 RRR, 5% 3/1/2028	1,000,000	1,051,618
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) Series 2024 SSS, 5% 6/15/2026	1,970,000	2,009,348
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) Series 2024 SSS, 5% 6/15/2027	155,000	160,946
New Jersey St Edl Facs Auth Rev (New Jersey St Proj.) Series 2023 A, 5% 9/1/2027	400,000	417,520
New Jersey St Edl Facs Auth Rev (New Jersey St Proj.) Series 2023 A, 5% 9/1/2027	200,000	208,760
New Jersey St Gen. Oblig. 2% 6/1/2025	840,000	839,948
New Jersey St Gen. Oblig. 4% 6/1/2031	1,895,000	1,988,811
New Jersey Trans Trust Fund Auth 0% 12/15/2025 (g)	1,000,000	982,164
New Jersey Trans Trust Fund Auth 0% 12/15/2025 (g)	355,000	348,668
New Jersey Trans Trust Fund Auth 0% 12/15/2027 (g)	145,000	133,214
New Jersey Trans Trust Fund Auth 5% 12/15/2025	200,000	201,973
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2025	155,000	155,095
New Jersey Trans Trust Fund Auth Series 2023AA, 5% 6/15/2025	2,250,000	2,251,373
New Jersey Trans Trust Fund Auth Series 2023AA, 5% 6/15/2026	895,000	912,877
Newark NJ Bd of Ed Bd 5% 7/15/2025 (Build America Mutual Assurance Co Insured)	250,000	250,491
Newark NJ Bd of Ed Bd 5% 7/15/2026 (Build America Mutual Assurance Co Insured)	300,000	306,274
Newark NJ Gen. Oblig. BAN Series 2024 C, 4.25% 9/25/2025	8,900,000	8,918,665
Newark NJ Gen. Oblig. Series 2020 A, 5% 10/1/2027	2,200,000	2,297,652
NJ Hlth Care Facs Fing Auth Dept Human Svcs Lease (New Jersey St Proj.) Series 2024, 5% 9/15/2026	595,000	609,828
NJ Hlth Care Facs Fing Auth Dept Human Svcs Lease (New Jersey St Proj.) Series 2024, 5% 9/15/2027	585,000	609,959
NJ Hlth Care Facs Fing Auth Dept Human Svcs Lease (New Jersey St Proj.) Series 2024, 5% 9/15/2028	245,000	259,246
NJ Hlth Care Facs Fing Auth Dept Human Svcs Lease (New Jersey St Proj.) Series 2024, 5% 9/15/2029	155,000	165,912
Orange Twp NJ BAN 4% 3/18/2026	4,700,000	4,724,694
Piscataway Twp NJ Gen. Oblig. 2% 2/1/2031	500,000	455,718
		57,238,152
Health Care - 0.0%
New Jersey Health Care (Rwj Barnabas Health Proj.) 5% tender 7/1/2042 (b)	150,000	150,184
New Jersey Health Care (Valley Hospital Proj.) Series 2019, 5% 7/1/2025	600,000	600,828
		751,012
Housing - 0.0%
NJ Hsg & Mtg Fin Agy Multi Fam Rev (NJ Multifamily Rev Bonds 12/16/04 Proj.) Series 2023 C, 5% 11/1/2026 (c)	1,000,000	1,021,039
Other - 0.1%
New Jersey Educational Facilities Authority 5% 7/1/2025 (Assured Guaranty Ltd Insured) (Escrowed to Maturity)	1,860,000	1,862,818
NJ Hsg & Mtg Fin Agy Multi Fam Rev Series 2024B, 3.375% 11/1/2027	2,250,000	2,239,719
		4,102,537
Tobacco Bonds - 0.2%
Tobacco Settlement Fin Corp NJ 5% 6/1/2025	2,225,000	2,225,030
Tobacco Settlement Fin Corp NJ 5% 6/1/2026	3,800,000	3,839,632
		6,064,662
Transportation - 0.0%
New Jersey Trans Trust Fund Auth (New Jersey St Grant Anticipati Proj.) Series 2016 A 1, 5% 6/15/2027	90,000	91,635
New Jersey Turnpike Authority 5% 1/1/2028	455,000	477,819
South Jersey Trans Auth NJ Trans Sys Rev Series 2025A, 5% 11/1/2028	1,000,000	1,058,901
		1,628,355
TOTAL NEW JERSEY		93,318,523
New Jersey,New York - 0.8%
Transportation - 0.8%
Port Auth NY & NJ 5% 9/15/2025 (c)	2,075,000	2,083,188
Port Auth NY & NJ 5% 9/15/2026 (c)	1,205,000	1,229,156
Port Auth NY & NJ 5% 9/15/2029 (c)	250,000	258,004
Port Auth NY & NJ Series 193, 5% 10/15/2025 (c)	1,000,000	1,005,206
Port Auth NY & NJ Series 193, 5% 10/15/2027 (c)	1,130,000	1,133,483
Port Auth NY & NJ Series 195, 5% 10/1/2025 (c)	1,065,000	1,069,910
Port Auth NY & NJ Series 195, 5% 10/1/2026 (c)	525,000	535,906
Port Auth NY & NJ Series 223, 5% 7/15/2025 (c)	885,000	886,394
Port Auth NY & NJ Series 242, 5% 12/1/2025 (c)	8,525,000	8,586,689
Port Auth NY & NJ Series 242, 5% 12/1/2026 (c)	4,640,000	4,749,290
Port Auth NY & NJ Series 242, 5% 12/1/2027 (c)	5,000,000	5,193,538
		26,730,764
TOTAL NEW JERSEY,NEW YORK		26,730,764
New Mexico - 0.6%
General Obligations - 0.1%
Farmington NM Pollution Ctl Series 2010 D, 3.9% tender 6/1/2040 (b)	3,000,000	3,020,934
New Mexico Mun Energy Acquisition Auth Gas Supply Rev 5% tender 6/1/2054 (Royal Bank of Canada Guaranteed) (b)	1,255,000	1,312,215
		4,333,149
Housing - 0.3%
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2018 A 1, 4% 1/1/2049	110,000	110,209
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2023 C, 5.75% 3/1/2054	290,000	308,510
New Mexico Mtg Fin Auth (NM Single Family Mortgage Proj.) Series 2019 C, 4% 1/1/2050	215,000	215,420
New Mexico Mtg Fin Auth Mf Hsg Rev (Jlg Nm Saf 2023 Lllp Proj.) Series 2023, 5% tender 2/1/2042 (b)	5,000,000	5,000,000
Santa Fe Cnty N Mex Multifamily Rev Series 2024, 3.29% tender 12/10/2049 (b)	3,000,000	2,991,872
		8,626,011
Other - 0.1%
Albuquerque NM Mun SD No 012 5% 8/1/2025	5,000,000	5,015,304
Synthetics - 0.1%
New Mexico St Hosp Equip Ln Co Participating VRDN 2.32% 7/1/2042 (Liquidity Facility Barclays Bank PLC) (b)(e)	1,935,000	1,935,000
TOTAL NEW MEXICO		19,909,464
New York - 6.7%
Education - 0.0%
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2026	200,000	203,540
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2027	500,000	517,299
		720,839
Electric Utilities - 0.4%
Long Island Pwr Auth NY Elec 0.85% tender 9/1/2050 (b)	7,060,000	7,002,437
Long Island Pwr Auth NY Elec 1.5% tender 9/1/2051 (b)	470,000	457,682
New York St Pwr Auth 2.85% 7/8/2025 CP	3,800,000	3,799,533
New York St Pwr Auth 2.88% 6/4/2025 CP	2,500,000	2,500,124
		13,759,776
Escrowed/Pre-Refunded - 0.0%
New York NY City Transitional Fin Auth Bldg Aid Rev Series S 1, 5% 7/15/2025 (Escrowed to Maturity)	370,000	370,905
New York St Urban Dev Corp Rev Series 2016 A, 5% 3/15/2029 (Pre-refunded to 3/15/2026 at 100)	420,000	427,155
		798,060
General Obligations - 2.5%
Albany NY BAN 4% 3/20/2026	10,400,000	10,447,702
Bay Shore NY Un Free Sch Dist BAN 4% 7/15/2025	7,300,000	7,306,252
Bellmore NY Un Free Sch Dist 2% 6/15/2029	530,000	486,910
Binghamton NY BAN 4% 4/10/2026	9,300,000	9,356,750
City of Long Beach NY Gen. Oblig. BAN Series 2024B, 4% 9/26/2025	6,800,000	6,806,559
City of New York NY Gen. Oblig. 2.74% tender 1/1/2032 (Assured Guaranty Ltd Insured) (b)	225,000	225,000
City of New York NY Gen. Oblig. 2.95% 5/1/2052 (Liquidity Facility State Street Bank & Trust Co) VRDN (b)	5,000,000	5,000,000
City of New York NY Gen. Oblig. 3.79% tender 8/1/2026 (Assured Guaranty Ltd Insured) (b)	1,500,000	1,500,000
City of New York NY Gen. Oblig. 5% 8/1/2027	9,380,000	9,807,028
City of New York NY Gen. Oblig. Series 2023 SUB F 1, 5% 8/1/2026	5,600,000	5,738,126
City of New York NY Gen. Oblig. Series C, 5% 8/1/2026	220,000	225,426
City of New York NY Gen. Oblig. Series FISCAL 2008 J 11, 5% 8/1/2026	260,000	266,413
City of New York NY Gen. Oblig. Series FISCAL 2018 A, 5% 8/1/2026	565,000	578,936
City of New York NY Gen. Oblig. Series FISCAL 2021 2, 3.05% 4/1/2042 VRDN (b)	2,000,000	2,000,000
City of New York NY Gen. Oblig. Series FISCAL 2025 A, 5% 8/1/2028	2,700,000	2,874,090
City of New York NY Series FISCAL 2008 SUB A 3, 2.444% tender 8/1/2026 (Assured Guaranty Ltd Insured) (b)	1,350,000	1,350,000
East Hampton NY Un Free Sh Dis 2.1% 6/1/2027	340,000	327,163
Ithaca City New York BAN 4.25% 2/13/2026	9,400,000	9,429,525
Massapequa NY Un Free Sch Dist 2% 10/1/2031	530,000	461,966
Mount Vernon N Y Gen. Oblig. BAN 5% 5/29/2026 (f)	4,000,000	4,031,908
Suffolk Cnty NY Gen. Oblig. Series 2022 A, 5% 6/15/2025	295,000	295,214
Suffolk Cnty NY Gen. Oblig. Series 2022 B, 5% 10/1/2025	340,000	342,347
Suffolk Cnty NY Gen. Oblig. Series 2022 B, 5% 10/1/2026	175,000	180,229
Washington Co NY BAN 4% 3/20/2026	2,300,000	2,314,729
Yonkers NY Gen. Oblig. Series 2021 A, 5% 2/15/2026 (Assured Guaranty Ltd Insured)	400,000	405,918
Yonkers NY Series 2021 B, 5% 2/15/2026	320,000	324,847
		82,083,038
Health Care - 0.0%
Monroe Cnty NY Indl Dev Corp (Rochester General Hospital,Ny Proj.) Series 2017, 5% 12/1/2026	350,000	358,083
Monroe Cnty NY Indl Dev Corp (Rochester General Hospital,Ny Proj.) Series 2020 A, 5% 12/1/2028	1,000,000	1,050,236
		1,408,319
Housing - 0.7%
Monroe Cnty NY Indl Dev Agy Multi-Family Hsg Rev 5% tender 7/1/2028 (b)	780,000	807,922
New York City Housing Development Corp (New York Mhsg 7/27/1993 Proj.) Series 2023E 2, 3.8% tender 11/1/2063 (b)	115,000	116,239
New York City Housing Development Corp (New York Mhsg 7/27/1993 Proj.) Series 2024 A2, 3.625% tender 11/1/2063 (b)	765,000	770,580
New York St Hsg Fin Agy (Affordable Housing Revenue Bonds 8/22/2007 Proj.) Series 2021D 2, 0.65% tender 11/1/2056 (b)	100,000	98,451
New York St Hsg Fin Agy 1.1% tender 11/1/2061 (b)	980,000	927,772
New York St Hsg Fin Agy Series 2023 E 2, 3.8% tender 11/1/2063 (b)	670,000	670,156
New York St Hsg Fin Agy Series 2023 E 2, 3.875% tender 11/1/2063 (b)	120,000	120,427
New York St Hsg Fin Agy Series 2024 A, 3.375% tender 11/1/2063 (b)	7,285,000	7,286,752
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 0.6% tender 5/1/2061 (b)	385,000	383,886
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 3.7% tender 5/1/2063 (b)	6,000,000	6,012,389
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 3.73% tender 5/1/2063 (b)	1,000,000	1,003,269
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2021 K2, 0.9% tender 11/1/2060 (b)	1,820,000	1,787,897
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2023 D, 4.3% tender 11/1/2063 (b)	375,000	380,910
State of New York Mortgage Agency (NY Homeowner Mortgage Proj.) Series 221, 3.5% 10/1/2032 (c)	25,000	24,803
State of New York Mortgage Agency 3.65% 10/1/2025 (c)	535,000	535,268
State of New York Mortgage Agency 3.7% 4/1/2026 (c)	955,000	948,884
State of New York Mortgage Agency Series 262, 3.7% 10/1/2025 (c)	610,000	610,404
State of New York Mortgage Agency Series 262, 3.75% 4/1/2026 (c)	295,000	295,121
State of New York Mortgage Agency Series 262, 3.8% 10/1/2026 (c)	680,000	680,811
State of New York Mortgage Agency Series 262, 3.85% 4/1/2027 (c)	775,000	778,033
		24,239,974
Industrial Development - 0.0%
New York St Energy Rda Pcr 6.5% tender 10/1/2028 (Ambac Assurance Corp Insured) (b)	300,000	300,000
Other - 0.1%
Lowville N Y Gen. Oblig. BAN 5.375% 8/21/2025	1,750,000	1,751,450
Valley Stream NY BAN 5.125% 5/8/2026	3,000,000	3,015,441
		4,766,891
Special Tax - 0.8%
Battery Pk City Auth NY Rev Series 2019D 1, 2.93% 11/1/2038 (Liquidity Facility TD Bank NA) VRDN (b)	800,000	800,000
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5% 11/1/2027	3,355,000	3,524,519
New York NY City Ida Rev (Queens Ballpark Company LLC Proj.) Series 2021A, 5% 1/1/2026 (Assured Guaranty Municipal Corp Insured)	1,365,000	1,378,522
New York NY City Transitional Fin Auth Rev 5% 11/1/2027	775,000	814,159
New York NY City Transitional Fin Auth Rev Series B 5, 2.9% 8/1/2042 (Liquidity Facility US Bank NA/Cincinnati OH) VRDN (b)	10,000,000	10,000,000
NY Mta Dedicated Tax Fund Series 2016 A, 4% 11/15/2025	350,000	351,575
NY Mta Dedicated Tax Fund Series 2016 A, 5% 11/15/2026	1,055,000	1,087,886
NY Mta Dedicated Tax Fund Series 2017 A, 3% 11/15/2030	425,000	414,110
NY Payroll Mobility Tax 2% tender 5/15/2045 (b)	1,285,000	1,262,919
NY Payroll Mobility Tax 2% tender 5/15/2045 (b)	450,000	426,026
NY Payroll Mobility Tax Series SUB 2021C 1B, 5% tender 5/15/2051 (b)	4,200,000	4,266,624
Triborough Brdg & Tunl NY Rett Series 2025 A, 5% 12/1/2027	2,000,000	2,105,814
		26,432,154
Synthetics - 1.1%
2025 Loan Holding - 1 Participating VRDN Series 2025 MS0041, 2.37% 5/1/2026 (b)(e)	5,000,000	5,000,000
Liberty NY Dev Corp Rev Participating VRDN 2.32% 10/1/2035 (Liquidity Facility Morgan Stanley Bank NA) (b)(e)	2,200,000	2,200,000
Metropolitan Transn Auth NY Rv Participating VRDN 2.25% 11/15/2043 (Liquidity Facility JP Morgan Chase Bank NA) (b)(e)	2,400,000	2,400,000
Metropolitan Transn Auth NY Rv Participating VRDN Series 2022 XF1321, 2.25% 11/15/2055 (Liquidity Facility JP Morgan Chase Bank NA) (b)(e)	1,595,000	1,595,000
New York St Hsg Fin Agy Participating VRDN Series 2022 003, 2.32% 11/1/2041 (Liquidity Facility Barclays Bank PLC) (b)(e)	3,000,000	3,000,000
New York St Hsg Fin Agy Participating VRDN Series 2022 007, 2.42% 11/1/2041 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	23,500,000	23,500,000
		37,695,000
Tobacco Bonds - 0.0%
Tobacco Settlement Asset Securitization Corp NY Rev Series A, 5% 6/1/2025	1,680,000	1,680,020
Transportation - 1.0%
Metropolitan Transn Auth NY Rv Series 2016 D, 5% 11/15/2027	1,070,000	1,097,385
Metropolitan Transn Auth NY Rv Series 2017 B, 5% 11/15/2027	1,185,000	1,235,710
Metropolitan Transn Auth NY Rv Series 2017C 1, 5% 11/15/2028	660,000	688,245
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2026 (c)	2,500,000	2,510,680
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2027 (c)	5,000,000	5,060,914
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2029 (c)	3,900,000	3,972,574
New York Transportation Development Corp (Jfk International Air Terminal Proj.) 5% 12/1/2025 (c)	3,050,000	3,066,292
New York Transportation Development Corp (Jfk International Air Terminal Proj.) 5% 12/1/2027 (c)	1,025,000	1,055,726
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2026 (c)	5,870,000	5,975,000
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2027 (c)	1,915,000	1,972,406
Triborough Brdg & Tunl NY Revs BAN Series 2024A, 5% 12/1/2025	7,000,000	7,067,237
		33,702,169
Water & Sewer - 0.1%
New York NY Cty Muni Wtr Fin Auth Series 2022 DD, 3% 6/15/2033 (b)	2,000,000	2,000,000
TOTAL NEW YORK		229,586,240
New York,Pennsylvania - 0.3%
Synthetics - 0.3%
Central Bradford NY Guthrie Clinic BAML Participating VRDN Series 2024 BAML5049, 3.08% 2/1/2054 (Liquidity Facility Bank of America, N.A.) (b)(e)	10,000,000	10,000,000
North Carolina - 2.0%
Education - 0.0%
North Carolina Edl Facs Fin (Duke Univ Nc Rev Proj.) 1.7% 6/1/2027 VRDN (b)	3,000,000	3,000,000
North Carolina St Ed Assistance Auth Rev Series 2020A, 5% 6/1/2026 (c)	1,000,000	1,014,177
		4,014,177
Escrowed/Pre-Refunded - 0.9%
Cumberland Cnty NC Series 2024, 3.75% tender 12/1/2027 (b)(c)	17,300,000	17,305,595
North Carolina Cap Fac Fin Agy Rev Series 2015 B, 5% 10/1/2055 (Pre-refunded to 10/1/2025 at 100)	9,750,000	9,816,476
North Carolina Mun Pwr Agy 1 5% 1/1/2030 (Pre-refunded to 1/1/2026 at 100)	2,050,000	2,071,753
		29,193,824
General Obligations - 0.0%
North Carolina St Gen. Oblig. Series 2016 B, 2% 6/1/2030	170,000	156,802
Health Care - 0.4%
Atrium Health Series 2018 B, 1.95% tender 1/15/2048 (b)	3,075,000	2,807,735
Atrium Health Series 2018 D, 3.625% tender 1/15/2048 (b)	2,350,000	2,359,371
Atrium Health Series 2018 E, 0.8% tender 1/15/2048 (b)	1,500,000	1,480,661
Atrium Health Series 2018C, 3.45% tender 1/15/2048 (b)	2,805,000	2,806,107
Atrium Health Series 2021 B, 3.25% tender 1/15/2050 (b)	3,000,000	2,990,020
		12,443,894
Industrial Development - 0.3%
Hertford Cnty NC Indl Facs & Pollutn Ctl Fing Auth Indl Dev Rev (Nucor Corp Proj.) 2.65% 11/1/2033 VRDN (b)(c)	9,100,000	9,100,000
Resource Recovery - 0.1%
North Carolina Cap Facs Fin Agy Solid Waste Disp Rev (Republic Services Inc Proj.) Series 2013, 3.8% tender 6/1/2038 (b)(c)	5,000,000	4,999,920
Transportation - 0.3%
Charlotte NC Arpt Rev Series 2023B, 5% 7/1/2026 (c)	455,000	462,957
Charlotte NC Arpt Rev Series 2023B, 5% 7/1/2028 (c)	400,000	417,024
Charlotte NC Arpt Rev Series 2023B, 5% 7/1/2029 (c)	1,150,000	1,210,985
Charlotte NC Arpt Rev Series B, 5% 7/1/2025 (c)	100,000	100,119
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2018, 5% 1/1/2026	2,850,000	2,875,368
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2018, 5% 1/1/2027	2,460,000	2,523,900
Raleigh Durham NC Arpt Auth Arpt Rev 5% 5/1/2027 (c)	130,000	134,012
Raleigh Durham NC Arpt Auth Arpt Rev Series 2017 A, 5% 5/1/2027 (c)	745,000	767,991
		8,492,356
TOTAL NORTH CAROLINA		68,400,973
North Dakota - 0.0%
Housing - 0.0%
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) Series 2023 F, 6.25% 1/1/2054	70,000	75,449
Ohio - 2.0%
Education - 0.0%
Ohio St Higher Ed Fac Comm (Case Western Reserve Univ, Oh Proj.) 1.625% tender 12/1/2034 (b)	605,000	585,527
Electric Utilities - 0.6%
American Mun Pwr Rev Series 2023A, 5% 2/15/2026	1,775,000	1,799,397
Ohio St Air Quality Dev Auth (American Electric Power Co Inc Proj.) Series 2014C, 3.65% 12/1/2027 (c)	3,575,000	3,548,743
Ohio St Air Quality Dev Auth (American Electric Power Co Inc Proj.) Series 2014D, 3.2% 5/1/2026	3,275,000	3,253,186
Ohio St Air Quality Dev Auth (Duke Energy Corp New Proj.) Series 2022A, 4.25% tender 11/1/2039 (b)(c)	9,140,000	9,207,605
		17,808,931
General Obligations - 0.3%
Bedford OH City Sch Dist BAN Series 2025, 4.5% 9/4/2025	2,500,000	2,508,894
Delaware OH Gen. Oblig. BAN 4.5% 7/1/2025	3,650,000	3,652,444
Lancaster Port Auth OH Gas Rev Series 2024 A, 5% tender 2/1/2055 (Royal Bank of Canada Guaranteed) (b)	2,765,000	2,888,214
Monroe OH Loc Sch Dist BAN 4.125% 12/3/2025	2,000,000	2,003,686
		11,053,238
Health Care - 0.6%
Allen Cnty OH Hosp Facs Rev Series 2022B 1, 5% tender 10/1/2049 (b)	5,000,000	5,146,237
Butler Cnty OH Hosp Facs Rev (Uc Health Proj.) Series 2017, 5% 11/15/2025	1,500,000	1,503,659
Butler Cnty OH Hosp Facs Rev (Uc Health Proj.) Series 2017, 5% 11/15/2027	1,040,000	1,074,362
Miami Cnty OH Hosp Facs Rev (Kettering Med Ctr Inc, OH Proj.) 5% 8/1/2025	310,000	310,771
Miami Cnty OH Hosp Facs Rev (Kettering Med Ctr Inc, OH Proj.) 5% 8/1/2026	535,000	545,773
Ohio St Hosp Rev (University Hosp Hlth Sys, Oh Proj.) Series 2013 B, 2.5% 1/15/2033 VRDN (b)	4,995,000	4,995,000
Ohio St Hosp Rev Series 2021B, 2.25% 1/15/2049 VRDN (b)	3,000,000	3,000,000
Ohio St Hsg Fin Agy Res Mtg Rev (Cleveland Clinic Foundation/The Proj.) Series 2017A, 5% 1/1/2026	500,000	505,319
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) 5% 2/15/2026	405,000	408,587
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) Series 2019, 5% 2/15/2029	400,000	410,494
		17,900,202
Housing - 0.0%
Columbus-Franklin Cnty Ohio Fin Auth Multifamily Hsg Rev Series 2023, 5% tender 7/1/2045 (b)	765,000	780,318
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2019B, 4.5% 3/1/2050	25,000	25,236
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2023 B, 6% 3/1/2055	250,000	270,063
		1,075,617
Other - 0.4%
American Mun Pwr Rev 5% 2/15/2027	695,000	715,792
American Mun Pwr Rev 5% 2/15/2028	480,000	502,046
Cuyahoga Ohio Met Hsg Auth Multifamily Hsg Rev Series 2024, 3.45% tender 2/1/2028 (b)	4,440,000	4,453,394
Hamilton Cnty OH Econ Dev Rev (Boys/Girls Clubs Of Greater Cincinnati, Inc. Proj.) Series 1999, 2.05% 12/1/2028, LOC PNC Bank NA VRDN (b)	375,000	375,000
Lancaster OH Gen. Oblig. BAN 4.125% 6/10/2026 (i)	1,500,000	1,511,979
Montgomery Ohio Gen. Oblig. BAN Series 2024, 4.5% 6/10/2025	2,000,000	2,000,431
Ohio Hsg Fin Agy Mf Hsg Rev Variable Rate TRAN Series 2022, 3.85% 7/1/2025	3,810,000	3,810,610
Trumbull Cnty OH BAN 4% 3/12/2026 (f)	2,200,000	2,209,730
		15,578,982
Transportation - 0.1%
Cleveland OH Arpt Sys Rev Series 2018A, 5% 1/1/2026 (c)	290,000	292,968
Cleveland OH Arpt Sys Rev Series 2018A, 5% 1/1/2027 (c)	2,990,000	3,055,197
Cleveland OH Arpt Sys Rev Series 2019 B, 5% 1/1/2027 (c)	350,000	357,632
		3,705,797
Water & Sewer - 0.0%
Hamilton Cnty OH Swr Sys Rev Series 2024 B, 5% 12/1/2025	700,000	706,692
TOTAL OHIO		68,414,986
Oklahoma - 1.4%
General Obligations - 0.5%
Cleveland County Educational Facilities Authority (Moore Pub Sch Cleveland Cnty #2 Proj.) Series 2019, 5% 6/1/2025	3,500,000	3,500,137
Cleveland County Educational Facilities Authority (Moore Pub Sch Cleveland Cnty #2 Proj.) Series 2021, 4% 6/1/2025	295,000	295,003
Oklahoma Cnty Indep Sch Dist 89 Oklahoma City 3% 7/1/2026	5,990,000	6,000,360
Oklahoma St Inds Auth Edl Facs Lease Rev (Oklahoma Cnty Indep Sch Dist 89 Oklahoma City Proj.) Series 2024, 5% 4/1/2027	3,230,000	3,342,109
Oklahoma St Inds Auth Edl Facs Lease Rev (Oklahoma Cnty Indep Sch Dist 89 Oklahoma City Proj.) Series 2024, 5% 4/1/2029	3,000,000	3,190,091
Tulsa Cnty OK Indl Auth Edl Facs Lease Rev Series 2020, 4% 9/1/2025	690,000	691,030
		17,018,730
Health Care - 0.5%
OK Dev Fin Auth Health Sys Rev (Integris Baptist Medical Ctr Proj.) Series 2015A, 5% 8/15/2027	1,590,000	1,593,075
OK Dev Fin Auth Health Sys Rev (Integris Baptist Medical Ctr Proj.) Series 2020B, 2.61% 8/15/2031 VRDN (b)	6,465,000	6,465,000
OK Dev Fin Auth Health Sys Rev Series 2020 C, 2.5% 8/15/2031 (b)	7,115,000	7,115,000
		15,173,075
Housing - 0.1%
Oklahoma Hsg Fin Agy Collateralized Rev 3.2% tender 10/1/2042 (b)	1,500,000	1,493,910
Oklahoma Hsg Fin Agy Collateralized Rev Series 2024, 3.35% tender 12/1/2027 (b)	2,280,000	2,282,522
Oklahoma Hsg Fin Agy Single Family Mtg Rev (OK Sf Mtge Rev Bonds 10/1/18 Proj.) 6% 3/1/2054	50,000	54,169
Oklahoma Hsg Fin Agy Single Family Mtg Rev (OK Sf Mtge Rev Bonds 10/1/18 Proj.) Series 2023D, 6.5% 9/1/2054	55,000	60,862
		3,891,463
Lease Revenue - 0.2%
Creek Cnty OK Edl Facs Auth Lease Rev Series 2024, 5% 9/1/2027	2,650,000	2,742,022
Creek Cnty OK Edl Facs Auth Lease Rev Series 2024, 5% 9/1/2029	2,000,000	2,109,815
Dewey Cnty Okla Edl Facs Authedl Facs Lease Rev Series 2016, 5% 9/1/2026	1,230,000	1,257,376
Mcintosh County Educational Facilities Authority Series 2022, 2% 9/1/2025	650,000	646,420
Washington Cnty OK Edl Facs Auth Edl Facs Lease Rev Series 2023, 5% 9/1/2027	455,000	468,103
		7,223,736
Other - 0.1%
Kingfisher Cnty Okla Indpt Schdist No 89 Cashion 5% 5/1/2027	2,175,000	2,212,219
Special Tax - 0.0%
Jackson Cnty Facs Auth Sls Tax Series 2022, 3% 10/1/2025	730,000	727,885
Synthetics - 0.0%
Steele Duncan Plaza LLC Participating VRDN Series 2022 MIZ9103, 2.25% 8/1/2062 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)(h)	1,282,736	1,282,736
TOTAL OKLAHOMA		47,529,844
Oregon - 0.4%
General Obligations - 0.0%
Salem Keizer School Dist 0% 6/15/2028 (g)	370,000	332,082
Health Care - 0.0%
Oregon St Facs Auth Rev 5% 10/1/2029	1,000,000	1,009,349
Salem OR Hosp Fac Auth Rev Series 2022, 5% 5/15/2026	135,000	135,975
		1,145,324
Industrial Development - 0.1%
Oregon State Business Development Commission (Intel Corp Proj.) Series 232, 3.8% tender 12/1/2040 (b)	2,000,000	2,012,201
Lease Revenue - 0.1%
Oregon St Gen. Oblig. 5% 6/1/2027	1,115,000	1,163,402
Oregon St Gen. Oblig. Series 2024 D, 5% 6/1/2028	2,500,000	2,659,099
		3,822,501
Other - 0.0%
Port Morrow Ore Full Faith & Cr Obligs Gen. Oblig. Series 2021D, 4% 12/1/2025	150,000	150,511
Transportation - 0.2%
Port of Portland Arpt Rev 5% 7/1/2025 (c)	2,115,000	2,117,743
Port of Portland Arpt Rev 5% 7/1/2026 (c)	1,150,000	1,168,273
Port of Portland Arpt Rev Series THIRTY B, 5% 7/1/2028 (c)	720,000	751,284
Port of Portland Arpt Rev Series THIRTY B, 5% 7/1/2029 (c)	2,860,000	3,015,001
		7,052,301
TOTAL OREGON		14,514,920
Pennsylvania - 4.0%
Education - 0.1%
Lycoming County Authority Series 2013 S2, 3.85% tender 11/1/2035 (b)	2,000,000	1,999,005
Southcentral PA Gen Auth Rev Series 2021 TT2, 5% 5/1/2026	320,000	325,270
		2,324,275
Electric Utilities - 0.0%
Philadelphia PA Gas Wks Rev Series 13TH, 5% 8/1/2025	420,000	421,136
General Obligations - 0.4%
Commonwealth Financing Authority (Pennsylvania St Proj.) Series 2018, 5% 6/1/2025	1,755,000	1,755,060
Pennsylvania St 5% 9/1/2026	6,590,000	6,764,589
Pennsylvania St 5% 9/1/2027	1,000,000	1,047,330
Pennsylvania St Gen. Oblig. Series 2018, 3.2% 3/1/2029	640,000	635,495
Pennsylvania St Gen. Oblig. Series 2018, 3.35% 3/1/2030	950,000	944,406
Pennsylvania St Gen. Oblig. Series 2018, 5% 3/1/2028	1,215,000	1,281,841
Pennsylvania St Series 2019, 5% 7/15/2026	1,650,000	1,689,135
Reading PA Sch Dist Series 2017, 5% 3/1/2026 (Assured Guaranty Municipal Corp Insured)	5,000	5,074
Reading PA Sch Dist Series 2017, 5% 3/1/2027 (Assured Guaranty Municipal Corp Insured)	5,000	5,150
Reading PA Sch Dist Series 2017, 5% 3/1/2028 (Assured Guaranty Municipal Corp Insured)	5,000	5,164
		14,133,244
Health Care - 1.4%
Alleg Cnty PA Dev Auth 5% 10/15/2025	740,000	744,125
Alleg Cnty PA Dev Auth Series 2017 D 2 SUB E, SIFMA Municipal Swap Index + 0.7%, 2.67% tender 11/15/2047 (b)(d)	4,000,000	3,963,166
Geisinger Auth PA Hlth Sys Rev (Kaiser Permanente Hlth System Proj.) Series 2020 B, 5% tender 4/1/2043 (b)	4,975,000	5,068,315
Lancaster Cnty PA Hosp Aut Rev (Masonic Villages of The Grand Lodge of Pennsylvania Proj.) Series 2025 A, 5% 11/1/2026 (i)	1,020,000	1,041,979
Lancaster Cnty PA Hosp Aut Rev (Masonic Villages of The Grand Lodge of Pennsylvania Proj.) Series 2025 A, 5% 11/1/2027 (i)	1,160,000	1,201,649
Lancaster Municipal Authority (Garden Spot Village Proj.) Series 2024A, 5% 5/1/2027	200,000	204,688
Lancaster Municipal Authority (Garden Spot Village Proj.) Series 2024A, 5% 5/1/2028	210,000	217,360
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 D, 2.77% 9/1/2050 VRDN (b)	6,700,000	6,700,000
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 5% 9/1/2026	1,250,000	1,272,114
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson Univ-Abiington Proj.) Series 2024D1, 2.9% 11/1/2061, LOC Bank of America NA VRDN (b)	20,000,000	20,000,001
Philadelphia PA Auth For Indl Dev Revs (Thomas Jefferson Univ-Abiington Proj.) Series 2017 B, 2.77% 9/1/2050 VRDN (b)	7,895,000	7,895,000
		48,308,397
Housing - 0.0%
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2021 137, 5% 10/1/2026	280,000	287,371
Resource Recovery - 1.4%
Pennsylvania Econ Dev Sld Wst (Republic Services Inc Proj.) Series 2014, 3.8% tender 6/1/2044 (b)(c)	7,400,000	7,399,970
Pennsylvania Econ Dev Sld Wst (Republic Services Inc Proj.) Series 2019 B, 4.25% tender 4/1/2049 (b)(c)	2,000,000	2,001,029
Pennsylvania Econ Dev Sld Wst (Waste Management Inc Del Proj.) Series 2013, 4.1% tender 8/1/2045 (b)(c)	11,000,000	11,005,080
Pennsylvania Econ Dev Sld Wst (Waste Management Inc Del Proj.) Series 2021A 2, 4.6% tender 10/1/2046 (b)(c)	9,005,000	9,062,701
Pennsylvania Econ Dev Sld Wst (Waste Management Inc Del Proj.) Series 2025 A, 3.95% tender 6/1/2049 (b)(c)(i)	6,400,000	6,400,411
Pennsylvania Econ Dev Sld Wst (Waste Management Inc Del Proj.) Series A, 4.25% tender 8/1/2037 (b)(c)	11,300,000	11,302,080
		47,171,271
Transportation - 0.6%
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2023A, 5% 1/1/2027 (Assured Guaranty Municipal Corp Insured) (c)	680,000	695,880
Pennsylvania St Tpk Com Regis Series 2023, 1.97% tender 7/15/2041 (b)	9,000,000	8,981,360
Pennsylvania Turnpike Commission Series B 2, 5% 6/1/2028	410,000	423,639
Pennsylvania Turnpike Commission Series B 2, 5% 6/1/2029	690,000	712,663
Philadelphia PA Airport Rev 5% 7/1/2025 (c)	440,000	440,430
Philadelphia PA Airport Rev 5% 7/1/2026 (c)	3,360,000	3,420,554
Philadelphia PA Airport Rev Series 2015 A, 5% 6/15/2026 (c)	1,000,000	1,001,273
Philadelphia PA Airport Rev Series 2020 C, 5% 7/1/2025 (c)	2,450,000	2,452,393
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2028 (c)	3,170,000	3,307,738
		21,435,930
Water & Sewer - 0.1%
Pittsburgh PA Wtr & Swr Auth Series 2025A, 5% 9/1/2028	275,000	291,434
Pittsburgh PA Wtr & Swr Auth Series 2025A, 5% 9/1/2029 (Assured Guaranty Municipal Corp Insured)	275,000	297,531
Pittsburgh PA Wtr & Swr Auth Series 2025A, 5% 9/1/2030 (Assured Guaranty Municipal Corp Insured)	200,000	219,048
Pittsburgh PA Wtr & Swr Auth Series 2025A, 5% 9/1/2031 (Assured Guaranty Municipal Corp Insured)	300,000	332,334
Pittsburgh PA Wtr & Swr Auth Series 2025A, 5% 9/1/2032 (Assured Guaranty Municipal Corp Insured)	385,000	429,993
Pittsburgh PA Wtr & Swr Auth Series 2025A, 5% 9/1/2033 (Assured Guaranty Municipal Corp Insured)	350,000	393,313
		1,963,653
TOTAL PENNSYLVANIA		136,045,277
Rhode Island - 0.7%
Education - 0.4%
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2028	350,000	368,952
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2029	350,000	374,055
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2030	335,000	362,016
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2031	350,000	381,583
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2032	465,000	510,205
Rhode Island Health & Edl Bldg Corp Rev 0% 11/13/2025 CP	7,000,000	6,999,992
Rhode Island St Student Ln 5% 12/1/2025 (c)	855,000	861,749
Rhode Island St Student Ln Series 2017A, 4% 12/1/2026 (c)	145,000	143,979
Rhode Island St Student Ln Series 2019, 5% 12/1/2026 (c)	570,000	579,438
Rhode Island St Student Ln Series 2019, 5% 12/1/2028 (c)	490,000	506,744
		11,088,713
General Obligations - 0.3%
Bristol-Warren RI Regl Sch Dis BAN Series 2025 1, 5% 6/4/2026 (i)	5,000,000	5,091,508
Pawtucket RI Gen. Oblig. BAN Series 2024 2, 4.5% 10/24/2025	4,700,000	4,707,794
Rhode Island Health And Educational Building Corp (Providence RI Proj.) 5% 5/15/2028 (Build America Mutual Assurance Co Insured)	900,000	950,622
Rhode Island Health And Educational Building Corp (Providence RI Proj.) 5% 5/15/2029 (Build America Mutual Assurance Co Insured)	800,000	857,522
		11,607,446
Housing - 0.0%
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 70, 4% 10/1/2049	35,000	35,052
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 76 A, 5% 4/1/2027	35,000	36,189
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 76 A, 5% 4/1/2028	250,000	262,909
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 76 A, 5% 4/1/2029	300,000	317,922
		652,072
Lease Revenue - 0.0%
Providence RI Pub Bldgs Auth Rev 5% 9/15/2027	1,000,000	1,040,210
Tobacco Bonds - 0.0%
Tobacco Setlement Fing Corp RI Series 2015 A, 5% 6/1/2026	75,000	75,059
Tobacco Setlement Fing Corp RI Series 2015 A, 5% 6/1/2027	20,000	20,016
		95,075
TOTAL RHODE ISLAND		24,483,516
South Carolina - 0.6%
Education - 0.0%
Clemson Univ SC Higher Ed Rev Series 2025A, 5% 5/1/2028	435,000	460,557
Clemson Univ SC Higher Ed Rev Series 2025A, 5% 5/1/2029	475,000	510,895
Clemson Univ SC Higher Ed Rev Series 2025A, 5% 5/1/2030	390,000	424,751
		1,396,203
Electric Utilities - 0.1%
South Carolina St Svc Auth Rev 2.85% 6/4/2025, LOC Barclays Bank PLC CP	2,175,000	2,175,083
South Carolina St Svc Auth Rev 5% 12/1/2025	360,000	363,173
South Carolina St Svc Auth Rev 5% 12/1/2025	150,000	151,322
South Carolina St Svc Auth Rev 5% 12/1/2026	170,000	174,883
South Carolina St Svc Auth Rev Series 2024 A, 5% 12/1/2027	550,000	575,952
South Carolina St Svc Auth Rev Series 2024 A, 5% 12/1/2028	550,000	585,031
South Carolina St Svc Auth Rev Series A, 5% 12/1/2025	115,000	115,000
		4,140,444
Escrowed/Pre-Refunded - 0.5%
South Carolina St Ports Auth Series 2015, 5% 7/1/2045 (Pre-refunded to 7/1/2025 at 100) (c)	875,000	876,074
South Carolina St Ports Auth Series 2015, 5.25% 7/1/2050 (Pre-refunded to 7/1/2025 at 100) (c)	12,275,000	12,292,502
South Carolina St Ports Auth Series 2015, 5.25% 7/1/2055 (Pre-refunded to 7/1/2025 at 100) (c)	900,000	901,283
		14,069,859
General Obligations - 0.0%
Scago Edl Facs Corp For Colleton Sch Dist SC Installment Pur Rev (Colleton County School District Proj.) Series 2015, 5% 12/1/2026	25,000	25,030
Health Care - 0.0%
South Carolina Jobs Eda Hosp (Bon Secours Health Sys Proj.) Series 2020B, 5% tender 12/1/2048 (b)	200,000	200,972
Housing - 0.0%
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2019 A, 4% 1/1/2050	60,000	60,175
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2023 B, 6% 1/1/2054	145,000	156,883
		217,058
Synthetics - 0.0%
South Carolina Conway Hosp Participating VRDN Series 2022 019, 2.32% 7/1/2047 (Liquidity Facility Barclays Bank PLC) (b)(e)	1,400,000	1,400,000
Transportation - 0.0%
South Carolina St Ports Auth Series 2019 B, 5% 7/1/2026 (c)	185,000	188,439
TOTAL SOUTH CAROLINA		21,638,005
South Dakota - 0.0%
Housing - 0.0%
South Dakota Housing Development Authority (SD Mortgage Proj.) Series 2017D, 4% 11/1/2047	210,000	210,048
South Dakota Housing Development Authority (SD Mortgage Proj.) Series 2023G, 6.25% 5/1/2055	100,000	107,850
		317,898
TOTAL SOUTH DAKOTA		317,898
Tennessee - 1.3%
General Obligations - 0.1%
Metropolitan Govt Nashville & Davidson Cnty TN Gen. Oblig. Series 2017, 4% 7/1/2028	1,440,000	1,458,566
Tennessee Engy Acq Crp Gas Rev Series 2018, 4% tender 11/1/2049 (Goldman Sachs Group Inc/The Guaranteed) (b)	3,500,000	3,501,577
		4,960,143
Health Care - 0.5%
Chatanooga TN Health Ed & Hsg Fac Brd Rev (Commonspirit Health Proj.) 2.03% 5/1/2039 VRDN (b)	5,200,000	5,200,000
Jackson TN Hosp Rev (West Tennessee Healthcare Proj.) Series 2015, 5% 4/1/2027	5,750,000	5,753,705
Johnson City TN Health & Edl (Ballad Health Proj.) Series 2023A, 5% 7/1/2025	1,250,000	1,251,334
Johnson City TN Health & Edl (Ballad Health Proj.) Series 2023A, 5% 7/1/2026	400,000	406,782
		12,611,821
Housing - 0.2%
Chattanooga Tenn Health Edl & Hsg Fac Brd Multifamily Hsg 3.6% tender 6/1/2048 (b)	4,090,000	4,113,732
Knoxville Cnty Tenn Health Edl& Hsg Fac Brd Multifamily Hsgrev Series 2024, 3.1% tender 9/1/2029 (b)	2,315,000	2,313,943
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series 2021 3A, 3% 1/1/2052	190,000	185,887
Tennessee Hsg Dev Agy Series 2015A, 3.5% 7/1/2045	90,000	89,757
		6,703,319
Other - 0.2%
Chattanooga Tenn Health Edl & Hsg Fac Brd Multifamily Hsg Series 2023, 3.8% tender 12/1/2029 (b)	2,000,000	2,015,258
Jackson TN Health & Hsg Mfh Rv 4% tender 4/1/2045 (b)	2,000,000	2,025,053
Knoxville TN Cmnty Dev Corp Multi Fam Rev 3.5% tender 12/1/2029 (b)	3,262,000	3,270,900
		7,311,211
Synthetics - 0.0%
Metropolitan Govt Nashville & Davidson County Hlth & Edl Facs Participating VRDN Series 2024 MIZ9163, 2.25% 12/1/2062 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	1,300,000	1,300,000
Transportation - 0.3%
Memphis-Shelby Cnty TN Arpt Auth Series 2020 B, 5% 7/1/2025 (c)	2,200,000	2,202,637
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2025 (c)	2,750,000	2,753,297
Memphis-Shelby Cnty TN Arpt Auth Series 2021C, 1.875% 7/1/2025 (c)	675,000	673,341
Metro Nashville Arpt Auth Rev 5% 7/1/2026 (c)	600,000	610,813
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2025 (c)	1,910,000	1,911,803
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2026 (c)	1,695,000	1,725,547
		9,877,438
TOTAL TENNESSEE		42,763,932
Texas - 11.6%
Education - 0.2%
Clifton Higher Education Finance Corp 5% 8/15/2026	475,000	482,580
Clifton Higher Education Finance Corp Series 2024, 5% 8/15/2026	325,000	332,273
Clifton Higher Education Finance Corp Series 2024, 5% 8/15/2027	340,000	354,171
Clifton Higher Education Finance Corp Series 2024A, 5% 8/15/2026	715,000	731,217
Clifton Higher Education Finance Corp Series 2024A, 5% 8/15/2027	1,275,000	1,322,887
Newark Higher Ed Fin Corp Tex Rev (Abilene Christian Univ, TX Proj.) Series 2016 A, 5% 4/1/2026	55,000	55,659
Texas A&M Univ Perm Univ Fund 2.87% 6/3/2025 CP	3,500,000	3,500,162
Texas A&M Univ Revs Series 2021 A, 5% 5/15/2026	725,000	739,204
		7,518,153
Electric Utilities - 0.5%
Austin TX Elec Util Sys Rev Series 2024, 5% 11/15/2028	1,750,000	1,866,666
Garland Tex Elec Util Sys Rev Series 2024, 5% 3/1/2028 (Assured Guaranty Municipal Corp Insured)	1,400,000	1,473,986
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2026	1,250,000	1,272,542
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2021, 5% 5/15/2026	3,160,000	3,216,986
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2022, 5% 5/15/2026	700,000	712,624
San Antonio TX Elec & Gas Rev 2% tender 2/1/2049 (b)	1,555,000	1,476,909
San Antonio TX Elec & Gas Rev 5% 2/1/2026	545,000	552,022
San Antonio TX Elec & Gas Rev Series 2023, 3.65% tender 2/1/2053 (b)	4,000,000	3,987,325
San Antonio TX Elec & Gas Rev SIFMA Municipal Swap Index + 0.87%, 2.84% tender 2/1/2048 (b)(d)	4,065,000	4,064,570
		18,623,630
General Obligations - 4.2%
Alvin Tex Indpt Sch Dist Series 2024, 5% 2/15/2029 (Permanent Sch Fund of Texas Guaranteed)	750,000	805,480
Andrews County Hospital District Gen. Oblig. Series 2021, 5% 3/15/2026	1,430,000	1,447,190
Bexar Cnty TX Gen. Oblig. Series 2014, 5% 6/15/2025	960,000	960,672
Boerne TX Isd Series 2023, 3.125% tender 2/1/2053 (Permanent Sch Fund of Texas Guaranteed) (b)	6,835,000	6,807,378
Boerne TX Isd Series 2024, 4% tender 2/1/2054 (Permanent Sch Fund of Texas Guaranteed) (b)	1,295,000	1,319,897
City of Waco TX Gen. Oblig. 5% 2/1/2026	2,065,000	2,093,245
Clear Creek Independent School District Series 2013B, 3.6% tender 2/15/2035 (Permanent Sch Fund of Texas Guaranteed) (b)	5,785,000	5,787,465
Dallas TX Gen. Oblig. Series 2023A, 5% 2/15/2026	3,250,000	3,294,313
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2026	7,800,000	7,906,352
Dallas TX ISD Series 2025A 2025A 1, 5% tender 2/15/2055 (Permanent Sch Fund of Texas Guaranteed) (b)	2,500,000	2,525,887
Denton Independent School District Series 2016, 0% 8/15/2025 (Permanent Sch Fund of Texas Guaranteed) (g)	35,000	34,773
El Paso Tex Gen. Oblig. Series 2024, 5% 8/15/2026	840,000	861,059
El Paso Tex Gen. Oblig. Series 2024, 5% 8/15/2027	600,000	626,151
Forney TX Indpt Sch Dis 5% 8/15/2025 (Permanent Sch Fund of Texas Guaranteed)	1,010,000	1,013,913
Fort Bend County TX Gen. Oblig. Series B, 5% 3/1/2029	3,455,000	3,459,109
Fort Bend TX Indpt Sch Dist 0.875% tender 8/1/2050 (Permanent Sch Fund of Texas Guaranteed) (b)	3,080,000	3,065,964
Fort Bend TX Indpt Sch Dist Series 2021 B, 0.72% tender 8/1/2051 (Permanent Sch Fund of Texas Guaranteed) (b)	2,080,000	2,002,140
Fort Bend TX Indpt Sch Dist Series 2024B, 4% tender 8/1/2054 (Permanent Sch Fund of Texas Guaranteed) (b)	10,000,000	10,149,093
Goose Creek TX Cons Indpt Sch 0.6% tender 2/15/2035 (Permanent Sch Fund of Texas Guaranteed) (b)	500,000	484,532
Harris Cnty TX 2.91% 7/16/2025, LOC Sumitomo Mitsui Banking Corp/New York CP	3,490,000	3,489,241
Houston TX Indpt Sch Dist Series 2014A 2, 3.5% tender 6/1/2039 (Permanent Sch Fund of Texas Guaranteed) (b)	4,775,000	4,775,000
Houston TX Indpt Sch Dist Series 2017, 5% 2/15/2027 (Permanent Sch Fund of Texas Guaranteed)	3,015,000	3,125,876
Houston TX Indpt Sch Dist Series 2023C, 4% tender 6/1/2039 (Permanent Sch Fund of Texas Guaranteed) (b)	8,765,000	8,765,000
Katy TX Ind Sch Dist Series 2021 C, 4% tender 8/15/2050 (b)	6,000,000	6,055,187
Kilgore TX Indpt Sch Dist Series 2022, 2% tender 2/15/2052 (b)	4,000,000	3,987,246
Leander Independent School District 0% 2/15/2027 (Permanent Sch Fund of Texas Guaranteed) (g)	1,000,000	944,818
Leander Independent School District Series 2025 B, 0% 8/15/2028 (g)(i)	950,000	850,651
Leander Independent School District Series 2025 B, 0% 8/15/2029 (g)(i)	600,000	517,374
McKinney TX Gen. Oblig. Series 2023A, 5% 8/15/2027	180,000	187,884
McKinney TX Gen. Oblig. Series 2023A, 5% 8/15/2028	350,000	371,101
New Caney TX Indpt Sch Dist New Series 2024, 5% 2/15/2029 (Permanent Sch Fund of Texas Guaranteed)	1,400,000	1,503,562
North East Indpt Sch Dist TX Series 2015, 3% 8/1/2027 (Permanent Sch Fund of Texas Guaranteed)	920,000	918,181
North East Indpt Sch Dist TX Series 2024, 3.75% tender 8/1/2049 (Permanent Sch Fund of Texas Guaranteed) (b)	4,070,000	4,101,150
Northside TX Indpt Sch Dist Series 2020, 3.55% tender 6/1/2050 (Permanent Sch Fund of Texas Guaranteed) (b)(i)	7,325,000	7,344,302
Northside TX Indpt Sch Dist Series 2023 B, 3% tender 8/1/2053 (Permanent Sch Fund of Texas Guaranteed) (b)	5,220,000	5,183,625
Northside TX Indpt Sch Dist Series 2024B, 3.45% tender 8/1/2054 (Permanent Sch Fund of Texas Guaranteed) (b)	8,835,000	8,831,258
Plainview Tex Indpt Sch Dist Series 2020B, 4% tender 2/15/2050 (b)	2,000,000	2,009,460
Port of Port Arthur TX Nav Dist Gen. Oblig. Series 2017, 5% 3/1/2028 (c)	1,645,000	1,683,875
Prosper Tex Indpt Sch Dist Series 2019 B, 4% tender 2/15/2050 (Permanent Sch Fund of Texas Guaranteed) (b)	2,900,000	2,917,118
Round Rock TX Indpt Sch Dist Series 2025A, 5% tender 8/1/2044 (b)	3,000,000	3,229,725
SA Energy Acquisition Pub Fac Corp TX Gas Supply Rev 5.5% 8/1/2025 (Goldman Sachs Group Inc/The Guaranteed)	1,075,000	1,077,720
Texarkana Tex Indpt Sch Dist Series 2024, 4% tender 2/15/2053 (Permanent Sch Fund of Texas Guaranteed) (b)	2,835,000	2,843,431
Texas Mun Gas Acquisition & Supply Corp IV Gas Supply Rev Series 2023B, 5.25% 1/1/2027 (BP PLC Guaranteed)	1,070,000	1,099,436
Texas State Gen. Oblig. 4% 8/1/2025 (c)	3,005,000	3,007,846
Texas State Gen. Oblig. Series 2015, 5% 8/1/2026 (c)	7,875,000	7,900,045
Texas State Gen. Oblig. Series 2019, 5% 8/1/2025 (c)	2,805,000	2,812,176
		144,176,901
Health Care - 0.6%
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Memorial Hermann Hosp System Proj.) Series 2020 A, 4% 7/1/2025	250,000	250,159
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Baylor Scott & White Health Proj.) 2.8% 11/15/2050, LOC TD Bank NA VRDN (b)	8,000,000	8,000,000
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Baylor Scott & White Health Proj.) 5% tender 11/15/2052 (b)	10,725,000	10,858,839
Tarrant Cnty TX Cultural Ed Facs Fin Corp Rev (Texas Health Resources Proj.) Series 2016 A, 5% 2/15/2026	35,000	35,505
		19,144,503
Housing - 0.4%
Capital Area Hsg Fin Corp Tex Multi Family Hsg Rev Series 2024, 3.125% tender 9/1/2029 (b)	2,660,000	2,660,217
Dallas Tex Hsg Fin Corp Multi Family Hsg Rev 5% tender 8/1/2027 (b)	1,785,000	1,819,295
Dallas Tex Hsg Fin Corp Multi Family Hsg Rev Series 2023, 5% tender 7/1/2026 (b)	400,000	403,054
Dallas Tex Hsg Fin Corp Multi Family Hsg Rev Series 2023, 5% tender 9/1/2026 (b)	1,080,000	1,084,034
Houston Tex Fin Corp Multifamilty Hsg Rev 5% tender 8/1/2041 (b)	290,000	294,285
Las Varas Pub Fac Corp Tex Multifamily Hsg Rev Series 2022, 3.75% 11/1/2025 (b)	3,100,000	3,100,366
Smha Fin Pub Fac Corp Tex Multifamily Hsg Rev Series 2024, 3.7% tender 7/1/2028 (b)	3,695,000	3,729,135
Texas Dept Hsg & Cmnty Affrs Res Mtg Rev (TX Residential Mortgage Proj.) Series 2023B, 6% 1/1/2054	640,000	693,655
Texas St Affordable Hsg Corp Multifamily Hsg Rev Series 2023, 3.625% tender 1/1/2045 (b)	1,120,000	1,126,108
		14,910,149
Industrial Development - 1.3%
Jewett Economic Dev Corp Tex I (Nucor Corp Proj.) 2.25% 8/1/2038 VRDN (b)(c)	1,025,000	1,025,000
Port Arthur TX Navigation Dist Env Fac Rev (Motiva Enterprises Llc Proj.) 2.35% 11/1/2040 VRDN (b)	1,800,000	1,800,000
Port Arthur TX Navigation Dist Env Fac Rev (Motiva Enterprises Llc Proj.) 2.45% 12/1/2027 VRDN (b)(c)	39,015,000	39,015,000
Port Arthur TX Navigation Dist Env Fac Rev (Motiva Enterprises Llc Proj.) 3.3% 4/1/2040 VRDN (b)	1,900,000	1,900,000
		43,740,000
Lease Revenue - 0.0%
County of Wise TX Series 2021, 5% 8/15/2027	1,000,000	1,022,109
Other - 1.2%
Alamo Tex Area Hsg Fin Corp Multifamily Hsg Rev Series 2024, 3.39% tender 7/10/2044 (b)	6,000,000	6,018,951
Arlington Tex Hsg Fin Corp Multifamily Hsg Rev Series 2022, 3.5% tender 11/1/2043 (b)	5,000,000	4,999,985
Austin Affordable Pfc Inc Texmultifamily Hsg Rev Series 2024B, 5% tender 9/1/2028 (b)	1,050,000	1,093,636
Fort Bend Cnty Tex Mun Util Dist No 182 Gen. Oblig. 5.25% 9/1/2026	1,005,000	1,029,102
Harris Cnty Houston Tex Sports Auth Rev 5% 11/15/2025	4,000,000	4,030,038
Harris Cnty TX Cultural Ed Facs Fin Corp Rev Series 2020 A, 5% tender 5/15/2050 (b)	2,500,000	2,648,046
Harris County Hospital District Gen. Oblig. Series 2025, 5% 2/15/2029	2,000,000	2,134,734
Housing Options Inc Tex Multifamily Rev 3.75% tender 11/1/2045 (b)	3,000,000	3,020,684
Houston Higher Education Finance Corp 2.87% 6/23/2025 CP	870,000	869,962
San Antonio TX Wtr Rev 3% 9/9/2025 CP	8,700,000	8,704,747
Sinton Tex Indpt Sch Dist Series 2022, 4% tender 8/15/2051 (b)	4,000,000	4,001,388
Texas Municipal Gas Acquisition & Supply Corp V 5% 1/1/2026	1,000,000	1,008,345
Texas Municipal Gas Acquisition & Supply Corp V 5% 1/1/2027	500,000	511,849
		40,071,467
Resource Recovery - 0.2%
Mission TX Economic Dev Corp Solid Waste Disp Rev (Republic Services Inc Proj.) Series 2012, 4.1% tender 1/1/2026 (b)(c)	3,900,000	3,901,865
Mission TX Economic Dev Corp Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2025 A, 3.95% tender 6/1/2055 (b)(c)(i)	3,800,000	3,799,577
		7,701,442
Special Tax - 0.5%
Dallas Tex Spl Tax Rev Series 2023, 6% tender 8/15/2053 (b)(f)	8,500,000	8,511,241
Dallas TX Rapid Transit Sales Tax Rev 3.2% 10/9/2025 CP	2,950,000	2,952,072
East Downtown Redevelopment Authority 5% 9/1/2026	300,000	303,034
Houston TX Hotel Occ Tx & Spl Rev Series 2015, 5% 9/1/2027	1,215,000	1,216,561
Houston TX Hotel Occ Tx & Spl Rev Series 2021, 4% 9/1/2025	215,000	215,456
Houston TX Hotel Occ Tx & Spl Rev Series 2021, 4% 9/1/2026	275,000	278,610
Texas Transn Commn Gen. Oblig. Series 2014 B, 0.65% tender 10/1/2041 (Texas State Guaranteed) (b)	3,750,000	3,640,602
		17,117,576
Synthetics - 0.9%
Arlington Higher Education Finance Corp Participating VRDN Series 2021 MS0002, 2.37% 6/15/2056 (b)(e)	12,570,000	12,570,000
Brazos County Tex Hsg Fin Corp Participating VRDN Series 2023 XF3129, 2.25% 9/1/2041 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)	1,300,000	1,300,000
City of Houston TX Airport System Revenue Participating VRDN 2.05% 7/1/2053 (Liquidity Facility JP Morgan Chase Bank NA) (b)(c)(e)	5,200,000	5,200,000
El Paso TX Hsg Fin Auth Participating VRDN Series 2022 MIZ9104, 2.25% 8/1/2062 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)(h)	1,900,000	1,900,000
Texas Affordable Hsg Corp Multi Fam Hsg Rev Participating VRDN 2.25% 10/1/2062 (Liquidity Facility Mizuho Capital Markets LLC) (b)(e)(h)	11,100,000	11,100,000
		32,070,000
Transportation - 1.2%
Austin Tex Airport Sys 5% 11/15/2026 (c)	715,000	715,923
Austin Tex Airport Sys Series 2019, 5% 11/15/2025 (c)	3,230,000	3,254,256
Central TX Regl Mobility Auth Rev 5% 1/1/2026	75,000	75,754
Central TX Regl Mobility Auth Rev 5% 1/1/2027	4,190,000	4,231,284
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2026	125,000	126,257
City of Houston TX Airport System Revenue 5% 7/1/2026 (c)	1,250,000	1,269,861
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2025 (c)	1,900,000	1,901,950
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2027 (c)	2,065,000	2,128,498
City of Houston TX Airport System Revenue Series 2023A, 5% 7/1/2026 (Assured Guaranty Municipal Corp Insured) (c)	2,000,000	2,034,976
City of Houston TX Airport System Revenue Series 2023A, 5% 7/1/2028 (Assured Guaranty Ltd Insured) (c)	4,000,000	4,176,181
Dallas Fort Worth International Airport 5% 11/1/2025	5,000,000	5,035,060
Dallas Fort Worth International Airport Series 2020 A, 5% 11/1/2025	1,000,000	1,007,012
Dallas Fort Worth International Airport Series 2023 C, 5% 11/1/2026 (c)	1,800,000	1,844,643
Fort Bend Cnty Tex Toll Rd Rev Series 2025, 5% 3/1/2028 (Assured Guaranty Municipal Corp Insured) (i)	500,000	525,966
Love Field TX Arpt Mod Rev 5% 11/1/2025 (c)	5,125,000	5,154,594
Love Field TX Arpt Mod Rev 5% 11/1/2026 (c)	405,000	413,522
Love Field TX Arpt Mod Rev 5% 11/1/2027 (c)	415,000	428,585
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2025 (c)	1,000,000	1,005,775
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2025 (c)	730,000	734,215
North TX Twy Auth Rev 5% 1/1/2026	695,000	702,616
North TX Twy Auth Rev 5% 1/1/2026	65,000	65,096
North TX Twy Auth Rev Series 2023 A, 5% 1/1/2027	275,000	284,277
Port of Houston Auth Series 2023, 5% 10/1/2026	955,000	981,192
San Antonio TX Arpt Sys Rev 5% 7/1/2025 (c)	400,000	400,433
San Antonio TX Arpt Sys Rev 5% 7/1/2026 (c)	500,000	508,585
		39,006,511
Water & Sewer - 0.4%
City of El Paso TX Water & Sewer Revenue Series 2017, 5% 3/1/2030	1,000,000	1,027,730
Houston TX Util Sys Rev Series 2016 B, 5% 11/15/2025	1,750,000	1,766,027
Houston TX Util Sys Rev Series 2021 A, 5% 11/15/2027	1,000,000	1,050,225
Houston TX Util Sys Rev Series 2024 A, 5% 11/15/2025	4,000,000	4,036,634
San Antonio TX Wtr Rev Series 2013 F, 1% tender 5/1/2043 (b)	4,250,000	4,093,613
		11,974,229
TOTAL TEXAS		397,076,670
Utah - 0.6%
Electric Utilities - 0.0%
Intermountain Pwr Agy UT Pwr Series 2023 A, 5% 7/1/2026	935,000	945,743
Health Care - 0.1%
Utah Cnty Utah Hosp Rev (Ihc Health Services Inc Proj.) Series 2020B 2, 5% tender 5/15/2060 (b)	2,430,000	2,473,774
Housing - 0.0%
UT Hsg Corp Multifamily Rev Series 2024 B, 3.4% tender 2/1/2028 (b)	1,500,000	1,496,293
Industrial Development - 0.0%
Box Elder Cnty Utah Pollution Ctl Rev (Nucor Corp Proj.) 2.75% 4/1/2028 VRDN (b)	260,000	259,999
Synthetics - 0.1%
Utah Hsg Corp Single Family Mtg Rev Participating VRDN 2% 1/1/2054 (b)(e)	4,125,000	4,125,000
Transportation - 0.4%
Salt Lake City UT Arpt Rev Series 2018A, 5% 7/1/2025 (c)	3,500,000	3,504,166
Salt Lake City UT Arpt Rev Series 2018A, 5% 7/1/2026 (c)	2,000,000	2,032,205
Salt Lake City UT Arpt Rev Series 2023A, 5% 7/1/2025 (c)	700,000	700,832
Salt Lake City UT Arpt Rev Series 2023A, 5% 7/1/2026 (c)	2,390,000	2,428,485
Salt Lake City UT Arpt Rev Series 2023A, 5% 7/1/2028 (c)	1,000,000	1,043,451
		9,709,139
TOTAL UTAH		19,009,948
Vermont - 0.2%
Education - 0.1%
Vermont St Stud Assit Corp 5% 6/15/2027 (c)	665,000	679,135
Vermont St Stud Assit Corp Series 2019 A, 5% 6/15/2025 (c)	1,300,000	1,300,597
		1,979,732
Housing - 0.1%
Vermont Hsg Fin Agy Series 2024 E 2, 3.5% 11/1/2026	5,110,000	5,114,709
TOTAL VERMONT		7,094,441
Virginia - 1.8%
Electric Utilities - 0.5%
Chesapeake VA Economic Dev Auth Pollution Ctl Rev (Virginia Electric And Power Co Proj.) Series 2008A, 3.65% tender 2/1/2032 (b)	5,560,000	5,598,321
Halifax Cnty VA Indl Dev Auth Pollution Ctl Rev (Virginia Electric And Power Co Proj.) 3.8% tender 12/1/2041 (b)	1,015,000	1,024,062
Louisa VA (Virginia Electric And Power Co Proj.) Series 2008 A, 3.65% tender 11/1/2035 (b)	3,950,000	3,978,108
Louisa VA (Virginia Electric And Power Co Proj.) Series 2008B, 0.75% tender 11/1/2035 (b)	4,000,000	3,957,386
		14,557,877
Escrowed/Pre-Refunded - 0.2%
VA Port Auth Comwlth Port Rev Series 2015, 5% 7/1/2029 (Pre-refunded to 7/1/2025 at 100) (c)	500,000	500,696
VA Port Auth Comwlth Port Rev Series 2015, 5% 7/1/2038 (Pre-refunded to 7/1/2025 at 100) (c)	500,000	500,696
Virginia Port Auth Port Fac Rev Series 2015A, 5% 7/1/2031 (Pre-refunded to 7/1/2025 at 100) (c)	300,000	300,331
Virginia Small Business Fing Auth Environmental Facs Rev 4% tender 11/1/2052 (b)(c)	6,300,000	6,301,456
		7,603,179
General Obligations - 0.3%
Chesterfld Gen. Oblig. Series 2015B, 3% 1/1/2026	5,000,000	4,992,231
Virginia St Pub Bldg Auth Pub (Virginia St Proj.) 5% 8/1/2026 (c)	2,410,000	2,459,729
Virginia St Pub Bldg Auth Pub 5% 8/1/2025 (c)	3,375,000	3,384,196
		10,836,156
Health Care - 0.0%
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2025	20,000	20,008
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2026	35,000	35,515
		55,523
Housing - 0.4%
Alexandria VA Redv & Hsg Auth Multi Fam Hsg Rev Series 2024, 3.4% tender 12/1/2054 (b)	4,000,000	3,998,719
Arlington Cnty VA Indl Dev Auth Multifamily Rev Series 2023 A, 5% 1/1/2026	3,975,000	4,017,507
Fairfax Cnty VA Redev & Hsg Auth Multi-Family Hsg Rev 5% tender 1/1/2045 (b)	170,000	175,428
Virginia Housing Development Authority 3.625% tender 7/1/2055 (b)	4,725,000	4,724,034
		12,915,688
Industrial Development - 0.1%
Wise Cnty VA Indl Dev Auth Solid Waste & Sew Disp Rev Series 2010A, 3.8% tender 11/1/2040 (b)	2,000,000	2,017,855
Other - 0.1%
Virginia St Pub Bldg Auth Pub 5% 8/1/2025 (c)	4,500,000	4,512,261
Synthetics - 0.1%
Nat'l Sr Campuses Participating VRDN Series 2022 028, 2.32% 1/1/2045 (Liquidity Facility Barclays Bank PLC) (b)(e)	3,600,000	3,600,000
Transportation - 0.1%
VA Port Auth Comwlth Port Rev Series 2015, 5% 7/1/2028 (Pre-refunded to 7/1/2025 at 100) (c)	4,230,000	4,235,889
TOTAL VIRGINIA		60,334,428
Washington - 1.2%
Electric Utilities - 0.0%
Tacoma WA Elec Sys Rev Series 2017, 5% 1/1/2026	35,000	35,413
Escrowed/Pre-Refunded - 0.0%
University Wash Univ Revs Series 2020C, 5% 4/1/2026 (Escrowed to Maturity)	260,000	264,479
General Obligations - 0.2%
Snohomish Cnty WA Sch Dist 15 Edmonds Series 2024, 5% 12/1/2025	5,100,000	5,150,129
Health Care - 0.4%
Skagit Cnty Wash Pub Hosp Dist No 1 Rev 4% 12/1/2026	1,300,000	1,304,602
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2025	205,000	205,599
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2026	115,000	117,273
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2027	50,000	51,879
Washington St Health Care Facs Auth Rev (Commonspirit Health Proj.) Series 2019 B 2, 5% tender 8/1/2049 (b)	8,870,000	8,883,180
Washington St Health Care Facs Auth Rev (Multicare Health System, WA Proj.) Series B, 5% 8/15/2027	1,500,000	1,501,369
Washington St Health Care Facs Auth Rev 5% 7/1/2027	1,250,000	1,251,197
Washington St Health Care Facs Auth Rev Series 2025A, 5% 3/1/2027	500,000	517,188
Washington St Health Care Facs Auth Rev Series 2025A, 5% 3/1/2028	610,000	639,804
		14,472,091
Housing - 0.3%
Community Roots Housing Foundation Series 2024, 3.4% tender 2/1/2029 (b)	5,165,000	5,182,054
King Cnty Wash Hsg Auth Affordable Hsg Rev 5% 1/1/2028	120,000	121,101
King Cnty Wash Hsg Auth Affordable Hsg Rev 5% 1/1/2028	65,000	66,599
King Cnty Wash Hsg Auth Hsg Rev (King Cnty WA Mhsg Rev 2019 Proj.) Series 2021, 3% 12/1/2025	825,000	822,954
Seattle Wash Hsg Auth Rev Series 2021, 1% 6/1/2026	1,740,000	1,684,436
Seattle Wash Hsg Auth Rev Series 2023, 5% 6/1/2027	650,000	662,604
Washington St Hsg Fin Comm Series 2021 2N, 5% 6/1/2025 (WA Single Family Prog 11/1/10 Guaranteed)	945,000	945,048
Washington St Hsg Fin Commn Multifamily Hsg Rev Series 2023, 5% tender 12/1/2043 (b)	805,000	818,287
		10,303,083
Other - 0.0%
King Cnty Wash Hsg Auth Hsg Rev Series 2020 A, 3% 6/1/2025	275,000	274,994
Transportation - 0.2%
Port Seattle WA Rev Series 2018A, 5% 5/1/2026 (c)	455,000	462,494
Port Seattle WA Rev Series 2018A, 5% 5/1/2027 (c)	2,140,000	2,202,247
Port Seattle WA Rev Series 2019, 5% 4/1/2026 (c)	500,000	507,393
Port Seattle WA Rev Series 2019, 5% 4/1/2027 (c)	500,000	515,659
Port Seattle WA Rev Series 2021C, 5% 8/1/2025 (c)	390,000	391,028
Port Seattle WA Rev Series 2021C, 5% 8/1/2027 (c)	200,000	206,329
Port Seattle WA Rev Series 2021C, 5% 8/1/2029 (c)	645,000	679,425
Port Seattle WA Rev Series 2022B, 5% 8/1/2025 (c)	1,335,000	1,338,519
Port Seattle WA Rev Series 2022B, 5% 8/1/2026 (c)	835,000	852,679
		7,155,773
Water & Sewer - 0.1%
King Cnty WA Swr Rev 0.875% tender 1/1/2042 (b)	4,925,000	4,826,885
TOTAL WASHINGTON		42,482,847
West Virginia - 0.4%
Electric Utilities - 0.1%
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev (Appalachian Power Co Proj.) Series 2009A, 3.7% tender 12/1/2042 (b)(i)	1,000,000	1,002,758
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev (Appalachian Power Co Proj.) Series 2015A, 3.375% tender 3/1/2040 (b)	2,000,000	1,986,882
		2,989,640
Health Care - 0.1%
West Virginia St Hosp Fin Auth Hosp Rev (West Virginia United Health Sy Stem Proj.) Series 2018 E, 2.58% 6/1/2033 VRDN (b)	3,380,000	3,380,000
Resource Recovery - 0.2%
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2009 B, 3.75% tender 12/1/2042 (b)	1,275,000	1,275,000
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2010A, 0.625% tender 12/1/2038 (b)	2,000,000	1,965,273
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2014A, 4.7% tender 4/1/2036 (b)(c)	3,085,000	3,099,797
		6,340,070
TOTAL WEST VIRGINIA		12,709,710
Wisconsin - 1.8%
Education - 0.1%
Wisconsin St Health & Edl Facs Auth Rev (Marquette University, WI Proj.) 5% 10/1/2025	3,635,000	3,654,407
Electric Utilities - 0.0%
Wisconsin Health & Educational Facilities Authority (Milwaukee Reg Med Center Thermal Proj.) 5% 4/1/2026	195,000	197,866
General Obligations - 0.1%
City of Racine WI Gen. Oblig. 6% 6/1/2025	1,000,000	1,000,070
Milwaukee WI Gen. Oblig. 2% 3/1/2027	1,610,000	1,567,554
Racine WI Uni Sch Dist 5% 4/1/2026 (Assured Guaranty Municipal Corp Insured)	125,000	127,004
Racine WI Uni Sch Dist 5% 4/1/2027 (Assured Guaranty Municipal Corp Insured)	150,000	155,499
Racine WI Uni Sch Dist 5% 4/1/2028 (Assured Guaranty Municipal Corp Insured)	175,000	184,553
Racine WI Uni Sch Dist 5% 4/1/2029 (Assured Guaranty Municipal Corp Insured)	250,000	267,694
Wisconsin St Gen. Oblig. Series 2025 2, 5% 5/1/2028	1,065,000	1,129,943
		4,432,317
Health Care - 0.3%
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 5% 6/1/2025	375,000	375,012
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 5% 6/1/2026	515,000	521,482
Univ of Wis Hosp & Clinics Auth (Uw Health Proj.) Series 2024A, 5% 4/1/2026	500,000	508,383
Wisconsin Health & Edl Facs Auth Health Facs Rev (Unitypoint Health Proj.) Series 2014A, 5% 12/1/2026	2,175,000	2,176,395
Wisconsin Health & Educational Facilities Authority (Ascension Health Credit Group Proj.) Series 2019 A, 5% 11/15/2028	285,000	302,758
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2025	125,000	125,917
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2026	200,000	205,064
Wisconsin St Health & Edl Facs Auth Rev (Advocate Health Care Network Proj.) 5% tender 8/15/2054 (b)	3,825,000	3,882,489
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5% 2/15/2026	400,000	404,430
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5% 2/15/2027	790,000	811,784
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5% 2/15/2028	515,000	536,013
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5% 2/15/2029	1,910,000	2,012,313
		11,862,040
Housing - 0.0%
Wisconsin Hsg & Eda Hsg Rev (Wi Mhsg Rev 2007 Proj.) Series 2023 E, 3.875% tender 11/1/2054 (b)	985,000	987,602
Industrial Development - 0.2%
Wisconsin St Health & Edl Facs Auth Rev (WI Forensic Science Proj Proj.) Series 2024, 5% 8/1/2027 (f)	5,675,000	5,755,022
Other - 0.7%
Appleton Wis Redev Auth Rev (Fox Cities Performing Arts Center Inc Proj.) 2.2% 6/1/2036 VRDN (b)	10,000,000	10,000,000
Milwaukee WI Gen. Oblig. Series 2023 N3, 5% 4/1/2028 (Assured Guaranty Ltd Insured)	1,690,000	1,773,338
Peshtigo School District 4.75% 3/1/2027	2,500,000	2,502,065
PMA Levy & Aid Anticipation Notes Program 5% 9/24/2025	2,500,000	2,512,774
Town of Clayton WI Series 2021 B, 2% 6/1/2026	2,000,000	1,959,291
Wisconsin Hsg & Economic Dev Auth Multifamily Hsg 5% tender 11/1/2058 (b)	3,250,000	3,340,705
Wisconsin St Health & Edl Facs Auth Rev 4% 9/15/2026	220,000	218,556
		22,306,729
Resource Recovery - 0.3%
Public Fin Auth Wis Pollutionctl Rev (Duke Energy Progress Llc Proj.) Series 2022A 1, 3.3% tender 10/1/2046 (b)	3,300,000	3,266,401
Public Fin Auth Wis Sld Waste (Waste Management Inc Del Proj.) Series 2017 A 2, 4.1% tender 10/1/2025 (b)(c)	6,800,000	6,803,140
		10,069,541
Water & Sewer - 0.1%
Sharon Wis Util Sys Rev Series 2024A, 5% 12/1/2026	2,150,000	2,174,542
TOTAL WISCONSIN		61,440,066
Wyoming - 0.3%
Electric Utilities - 0.2%
Lincoln Cnty Wyo Environmental Impt Rev (Pacificorp Proj.) Series 1995, 2.13% 11/1/2025 VRDN (b)(c)	7,200,000	7,200,000
Sweetwater Cnty WY Env Imp Rev (Pacificorp Proj.) 3.25% 11/1/2025 VRDN (b)(c)	1,100,000	1,100,000
		8,300,000
Health Care - 0.1%
Sublette Cnty Wyo Hosp Dist Rev 5% 6/15/2026	2,000,000	1,999,915
Housing - 0.0%
Wyoming Community Development Authority (WY Single Family Proj.) Series 2022 1, 3.5% 6/1/2052	1,155,000	1,144,733
TOTAL WYOMING		11,444,648
TOTAL MUNICIPAL SECURITIES (Cost $2,921,484,297)		2,919,496,132

Money Market Funds - 6.3%
	Yield (%)	Shares	Value ($)
Fidelity Investments Money Market Government Portfolio - Institutional Class (j)(k)	4.22	97,567,726	97,567,726
Fidelity Municipal Cash Central Fund (l)(m)	2.43	70,409,101	70,423,183
Fidelity SAI Municipal Money Market Fund (j)(k)	2.28	43,903,888	43,912,669
State Street Institutional U.S. Government Money Market Fund Premier Class (k)	4.27	2,353,857	2,353,857
TOTAL MONEY MARKET FUNDS (Cost $214,244,583)			214,257,435

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $3,494,499,942)	3,490,338,326
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(73,989,250)
NET ASSETS - 100.0%	3,416,349,076

Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
ETF	-	EXCHANGE-TRADED FUND
RAN	-	REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Provides evidence of ownership in one or more underlying municipal bonds. Coupon rates are determined by re-marketing agents based on current market conditions.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,981,349 or 1.3% of net assets.

(g)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,202,736 or 0.6% of net assets.

(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Affiliated Fund
(k)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Central Fund.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
California Statewide Cmntys Dev Auth Multi Fam Hsg Rev Participating VRDN 2.25% 11/1/2052 (Liquidity Facility Mizuho Capital Markets LLC)	11/16/22	1,600,000

El Paso TX Hsg Fin Auth Participating VRDN Series 2022 MIZ9104, 2.25% 8/1/2062 (Liquidity Facility Mizuho Capital Markets LLC)	8/05/22	1,900,000

Miami Dade County Hsg Multi Fam Hsg Rev Participating VRDN Series 2022 MIZ9087, 2.25% 11/1/2061 (Liquidity Facility Mizuho Capital Markets LLC)	1/27/22	920,000

Nat'l Fin Auth NH Specialty Bonds Participating VRDN Series 2024 MS0023, 2.27% tender 12/15/2030 (Liquidity Facility Morgan Stanley Bank NA)	4/16/24	4,400,000

Steele Duncan Plaza LLC Participating VRDN Series 2022 MIZ9103, 2.25% 8/1/2062 (Liquidity Facility Mizuho Capital Markets LLC)	8/11/22	1,282,736

Texas Affordable Hsg Corp Multi Fam Hsg Rev Participating VRDN 2.25% 10/1/2062 (Liquidity Facility Mizuho Capital Markets LLC)	1/27/23	11,100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund	13,408,851	358,473,450	301,459,118	773,850	99	(99)	70,423,183	70,409,101	1.7%
Total	13,408,851	358,473,450	301,459,118	773,850	99	(99)	70,423,183

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Investments Money Market Government Portfolio - Institutional Class	95,265,336	636,043,033	633,740,642	4,334,938	-	(1)	97,567,726	97,567,726
Fidelity SAI Municipal Money Market Fund	42,636,979	1,275,690	-	1,275,751	-	-	43,912,669	43,903,888
	137,902,315	637,318,723	633,740,642	5,610,689	-	(1)	141,480,395

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Fixed-Income Funds	356,584,759	356,584,759	-	-

Municipal Securities
Education	145,136,046	-	145,136,046	-
Electric Utilities	202,228,414	-	202,228,414	-
Escrowed/Pre-Refunded	63,547,912	-	63,547,912	-
General Obligations	654,058,597	-	654,058,597	-
Health Care	350,564,375	-	350,564,375	-
Housing	207,889,104	-	207,889,104	-
Industrial Development	173,139,592	-	173,139,592	-
Lease Revenue	40,648,558	-	40,648,558	-
Other	209,176,323	-	209,176,323	-
Pooled Loans	17,536,145	-	17,536,145	-
Resource Recovery	168,412,701	-	168,412,701	-
Special Tax	84,344,961	-	84,344,961	-
Synthetics	213,347,958	-	213,347,958	-
Tobacco Bonds	11,268,212	-	11,268,212	-
Transportation	323,600,407	-	323,600,407	-
Water & Sewer	54,596,827	-	54,596,827	-

Money Market Funds	214,257,435	214,257,435	-	-
Total Investments in Securities:	3,490,338,326	570,842,194	2,919,496,132	-
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,282,609,215)	$3,278,434,748
Fidelity Central Funds (cost $70,423,162)	70,423,183
Other affiliated issuers (cost $141,467,565)	141,480,395

Total Investment in Securities (cost $3,494,499,942)		$3,490,338,326
Cash		647,989
Receivable for investments sold		10,814,406
Receivable for fund shares sold		5,741,713
Dividends receivable		585,403
Interest receivable		31,523,520
Distributions receivable from Fidelity Central Funds		143,890
Prepaid expenses		7,492
Other receivables		9,548
Total assets		3,539,812,287
Liabilities
Payable for investments purchased
Regular delivery	$63,948,000
Delayed delivery	42,693,499
Payable for fund shares redeemed	7,402,649
Distributions payable	9,153,322
Accrued management fee	191,811
Other payables and accrued expenses	73,930
Total liabilities		123,463,211
Net Assets		$3,416,349,076
Net Assets consist of:
Paid in capital		$3,435,378,588
Total accumulated earnings (loss)		(19,029,512)
Net Assets		$3,416,349,076
Net Asset Value, offering price and redemption price per share ($3,416,349,076 ÷ 341,022,908 shares)		$10.02
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$13,217,944
Affiliated issuers		5,610,689
Interest		100,951,531
Income from Fidelity Central Funds		773,850
Total income		120,554,014
Expenses
Management fee	$11,492,354
Custodian fees and expenses	32,750
Independent trustees' fees and expenses	18,711
Registration fees	46,508
Audit fees	69,714
Legal	3,025
Miscellaneous	18,996
Total expenses before reductions	11,682,058
Expense reductions	(9,121,550)
Total expenses after reductions		2,560,508
Net Investment income (loss)		117,993,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	168,459
Fidelity Central Funds	99
Total net realized gain (loss)		168,558
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	22,216,959
Fidelity Central Funds	(99)
Other affiliated issuers	(1)
Total change in net unrealized appreciation (depreciation)		22,216,859
Net gain (loss)		22,385,417
Net increase (decrease) in net assets resulting from operations		$140,378,923
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$117,993,506	$129,085,336
Net realized gain (loss)	168,558	(1,518,727)
Change in net unrealized appreciation (depreciation)	22,216,859	18,877,023
Net increase (decrease) in net assets resulting from operations	140,378,923	146,443,632
Distributions to shareholders	(117,742,552)	(129,072,565)

Share transactions
Proceeds from sales of shares	908,905,836	1,195,191,609
Reinvestment of distributions	13,833	20,843
Cost of shares redeemed	(1,419,872,768)	(1,419,620,203)

Net increase (decrease) in net assets resulting from share transactions	(510,953,099)	(224,407,751)
Total increase (decrease) in net assets	(488,316,728)	(207,036,684)

Net Assets
Beginning of period	3,904,665,804	4,111,702,488
End of period	$3,416,349,076	$3,904,665,804

Other Information
Shares
Sold	90,733,794	120,073,485
Issued in reinvestment of distributions	1,381	2,095
Redeemed	(141,746,646)	(142,728,820)
Net increase (decrease)	(51,011,471)	(22,653,240)

Financial Highlights
Strategic Advisers® Tax-Sensitive Short Duration Fund

Years ended May 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$9.92	$9.92	$10.05	$10.02
Income from Investment Operations
Net investment income (loss) A,B	.328	.318	.190	.044	.067
Net realized and unrealized gain (loss)	.059	.041	.001	(.130)	.034
Total from investment operations	.387	.359	.191	(.086)	.101
Distributions from net investment income	(.327)	(.319)	(.191)	(.044)	(.070)
Distributions from net realized gain	-	-	-	-	(.001)
Total distributions	(.327)	(.319)	(.191)	(.044)	(.071)
Net asset value, end of period	$10.02	$9.96	$9.92	$9.92	$10.05
Total Return C	3.94%	3.67%	1.94%	(.85)%	1.01%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.32%	.32%	.32%	.32%	.33%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.08%
Expenses net of all reductions, if any	.07%	.07%	.07%	.07%	.08%
Net investment income (loss)	3.28%	3.20%	1.92%	.44%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$3,416,349	$3,904,666	$4,111,702	$4,559,412	$5,389,558
Portfolio turnover rate F	70%	68%	80%	53%	86%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Tax-Sensitive Short Duration Fund	$9,548

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,805,267
Gross unrealized depreciation	(8,678,217)
Net unrealized appreciation (depreciation)	$(3,872,950)
Tax Cost	$3,494,211,276

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,842,056)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,872,950)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,687,437)
Long-term	(11,154,619)
Total capital loss carryforward	$(14,842,056)

The tax character of distributions paid was as follows:

	May 31, 2025	May 31, 2024
Tax-exempt Income	$112,712,765	$114,709,583
Ordinary Income	5,029,787	14,362,982
Total	$117,742,552	$129,072,565

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	2,005,009,844	2,345,197,796

4. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Allspring Global Investments, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM or an affiliate, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM or an affiliate pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	19,720,000	4,075,264	(812)
5. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	5,371
7. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period, this waiver reduced the Fund's management fee by $9,003,204. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $87,467.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $30,879.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Tax-Sensitive Short Duration Fund
Fidelity SAI Municipal Money Market Fund	100%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 53.94% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2025, 94.72% of the fund's income dividends was free from federal income tax, and 26.84% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 9, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Charles S. Morrison
Affirmative	381,775,585,183.64	95.17
Withheld	19,363,639,577.49	4.83
TOTAL	401,139,224,761.13	100.00
Nancy D. Prior
Affirmative	381,252,305,731.53	95.04
Withheld	19,886,919,029.60	4.96
TOTAL	401,139,224,761.13	100.00
Mary C. Farrell
Affirmative	381,226,030,239.11	95.04
Withheld	19,913,194,522.02	4.96
TOTAL	401,139,224,761.13	100.00
Karen Kaplan
Affirmative	381,519,946,847.38	95.11
Withheld	19,619,277,913.75	4.89
TOTAL	401,139,224,761.13	100.00
Christine Marcks
Affirmative	380,186,327,029.51	94.78
Withheld	20,952,897,731.62	5.22
TOTAL	401,139,224,761.13	100.00
Harold Singleton III
Affirmative	382,499,458,473.65	95.35
Withheld	18,639,766,287.48	4.65
TOTAL	401,139,224,761.13	100.00
Heidi L. Steiger
Affirmative	380,661,676,515.00	94.90
Withheld	20,477,548,246.13	5.10
TOTAL	401,139,224,761.13	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Subadvisory Agreements
Strategic Advisers Tax-Sensitive Short Duration Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve amendments to the existing sub-subadvisory agreements between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) (the Amended Agreements). The Amended Agreements will be effective January 1, 2025.
The Board considered the Amended Agreements, which simplified the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or an affiliate will compensate each Sub-Subadviser at a fee rate equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board considered that under the Amended Agreements, FIAM or an affiliate will compensate each Sub-Subadviser, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the changes will not impact the sub-advisory fees paid under the existing sub-advisory agreement with FIAM. The Board noted that no other material contract terms are impacted by the Amended Agreements.
The Board considered that the approval of the Amended Agreements will not result in any changes in the investment process or strategies employed by FIAM in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Agreements would not change the obligations and services of FIAM and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FIAM and its affiliates.
The Board considered that the existing sub-advisory and sub-subadvisory agreements for the fund were recently renewed by the Board in September 2024 and that the Board will consider their renewal again in September 2025. In connection with its consideration of future renewals, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and each Amended Agreements is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9885904.107
TSS-ANN-0725
Strategic Advisers® Short Duration Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Short Duration Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Asset-Backed Securities - 8.3%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.2%
Fortress Credit Bsl Xv Ltd Series 2024-2A Class AR, CME Term SOFR 3 month Index + 1.4%, 5.6695% 10/18/2033 (b)(c)(d)	2,310,000	2,310,605
Hartwick Park Clo Ltd Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.16%, 5.4295% 1/20/2037 (b)(c)(d)	2,049,000	2,045,935
Neuberger Berman Ln Advisers Nbla Clo 50 Ltd / Neuberger Berman Ln Series 2024-50A Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5293% 7/23/2036 (b)(c)(d)	2,519,000	2,519,486
Valley Stream Pk Clo Ltd / Vy Stream Pk Clo LLC Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.19%, 5.4595% 1/20/2037 (b)(c)(d)	1,526,000	1,524,331
TOTAL BAILIWICK OF JERSEY		8,400,357
CANADA - 0.0%
Chesapeake Funding II LLC Series 2023-1A Class A1, 5.65% 5/15/2035 (b)	884,335	888,164
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/2035 (b)	183,642	185,864
Chesapeake Funding II LLC Series 2024-1A Class A1, 5.52% 5/15/2036 (b)	373,369	376,764
Securitized Term Auto Receivables Trust Series 2025-A Class B, 5.038% 7/25/2031 (b)	343,314	344,787
TOTAL CANADA		1,795,579
GRAND CAYMAN (UK OVERSEAS TER) - 2.2%
Alinea Clo Ltd Series 2025-1A Class AR, CME Term SOFR 3 month Index + 0.9%, 5.1695% 7/20/2031 (b)(c)(d)	359,905	359,659
Alinea Clo Ltd Series 2025-1A Class BR, CME Term SOFR 3 month Index + 1.15%, 5.4195% 7/20/2031 (b)(c)(d)	250,000	248,658
Ares Lii Clo Ltd Series 2025-52A Class A1RR, CME Term SOFR 3 month Index + 0.88%, 5.1524% 4/22/2031 (b)(c)(d)	1,459,810	1,457,620
Ares LIV CLO Ltd Series 2024-54A Class AR, CME Term SOFR 3 month Index + 1.27%, 5.5261% 10/15/2032 (b)(c)(d)	736,373	736,574
Ares XXXIV CLO Ltd Series 2024-2A Class AR3, CME Term SOFR 3 month Index + 1.32%, 5.5998% 4/17/2033 (b)(c)(d)	4,390,000	4,401,985
Barings Clo Ltd Series 2024-4A Class BR, CME Term SOFR 3 month Index + 1.8%, 6.0561% 10/15/2030 (b)(c)(d)	1,525,000	1,526,813
Battalion Clo Xv Ltd / Battalion Clo Xv LLC Series 2025-15A Class A1RR, CME Term SOFR 3 month Index + 0.98%, 5.2598% 1/17/2033 (b)(c)(d)	3,118,400	3,107,011
Battalion Clo Xv Ltd / Battalion Clo Xv LLC Series 2025-15A Class CR, CME Term SOFR 3 month Index + 1.9%, 6.1798% 1/17/2033 (b)(c)(d)	715,000	712,182
Bluemountain Clo Ltd / Bluemountain Clo LLC Series 2024-3A Class A1R, CME Term SOFR 3 month Index + 1.19%, 5.4718% 10/25/2030 (b)(c)(d)	565,827	565,802
Bluemountain CLO Ltd Series 2024-3A Class A1R2, CME Term SOFR 3 month Index + 1.2%, 5.5263% 11/15/2030 (b)(c)(d)	919,532	919,586
Buckhorn Park Clo Ltd Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.07%, 5.3395% 7/18/2034 (b)(c)(d)	2,500,000	2,495,763
Chenango Park Clo Ltd Series 2025-1A Class A2R, CME Term SOFR 3 month Index + 1.45%, 5.7061% 4/15/2030 (b)(c)(d)	575,000	574,970
Chenango Park Clo Ltd Series 2025-1A Class BR, CME Term SOFR 3 month Index + 1.8%, 6.0561% 4/15/2030 (b)(c)(d)	1,200,000	1,202,329
CIFC Funding Ltd Series 2025-1A Class AR3, CME Term SOFR 3 month Index + 1%, 5.2695% 10/21/2031 (b)(c)(d)	1,668,964	1,665,795
CIFC Funding Ltd Series 2025-1A Class D1R3, CME Term SOFR 3 month Index + 2.3%, 6.5695% 10/21/2031 (b)(c)(d)	670,000	670,640
Clover Clo Ltd Series 2025-1A Class ARR, CME Term SOFR 3 month Index + 1%, 5.3091% 4/18/2035 (b)(c)(d)	1,635,000	1,626,019
Dryden 45 Senior Loan Fund Series 2024-45A Class BRR, CME Term SOFR 3 month Index + 1.65%, 5.9061% 10/15/2030 (b)(c)(d)	1,290,000	1,290,513
Dryden 68 Clo Ltd Series 2024-68A Class ARR, CME Term SOFR 3 month Index + 1.1%, 5.3561% 7/15/2035 (b)(c)(d)	2,331,000	2,322,459
Dryden 77 Clo Ltd Series 2021-77A Class AR, CME Term SOFR 3 month Index + 1.3816%, 5.7036% 5/20/2034 (b)(c)(d)	1,700,000	1,700,842
Flatiron Clo 28 Ltd / Flatiron Clo 28 LLC Series 2024-1A Class A1, CME Term SOFR 3 month Index + 1.32%, 5.5761% 7/15/2036 (b)(c)(d)	2,797,000	2,797,920
Fortress Credit BSL Ltd Series 2025-1A Class A1R, CME Term SOFR 3 month Index + 1.57%, 0% 4/23/2036 (b)(c)(d)	265,000	265,290
Fortress Credit Bsl VII Ltd Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.09%, 5.3693% 7/23/2032 (b)(c)(d)	349,386	349,148
Fortress Credit Bsl VII Ltd Series 2024-1A Class A2R, CME Term SOFR 3 month Index + 1.4%, 5.6793% 7/23/2032 (b)(c)(d)	980,000	978,249
Fortress Credit Bsl VII Ltd Series 2024-1A Class BR, CME Term SOFR 3 month Index + 1.65%, 5.9293% 7/23/2032 (b)(c)(d)	1,250,000	1,250,349
Fortress Credit Bsl VIII Ltd Series 2024-2A Class A1AR, CME Term SOFR 3 month Index + 1.05%, 5.3195% 10/20/2032 (b)(c)(d)	1,104,571	1,103,578
Fortress Credit Bsl VIII Ltd Series 2024-2A Class A2R, CME Term SOFR 3 month Index + 1.4%, 5.6695% 10/20/2032 (b)(c)(d)	2,455,000	2,449,975
Madison Park Funding Xxiii Ltd Series 2021-23A Class AR, CME Term SOFR 3 month Index + 1.2316%, 5.5142% 7/27/2031 (b)(c)(d)	679,958	679,593
Madison Park Funding Xxiii Ltd Series 2021-23A Class BR, CME Term SOFR 3 month Index + 1.8116%, 6.0942% 7/27/2031 (b)(c)(d)	1,110,000	1,110,585
Madison Park Funding Xxiv Ltd Series 2024-24A Class CR2, CME Term SOFR 3 month Index + 2.05%, 6.3195% 10/20/2029 (b)(c)(d)	855,000	855,615
Madison Park Funding XXXIII Ltd Series 2022-33A Class AR, CME Term SOFR 3 month Index + 1.29%, 5.5461% 10/15/2032 (b)(c)(d)	1,908,275	1,909,149
Madison Pk Fdg Xlii Ltd Series 2024-13A Class AR, CME Term SOFR 3 month Index + 1.15%, 5.4293% 11/21/2030 (b)(c)(d)	988,561	988,766
Madison Pk Fdg Xlv Ltd / Madison Pk Fdg Xlv LLC Series 2024-45A Class ARR, CME Term SOFR 3 month Index + 1.08%, 5.3361% 7/15/2034 (b)(c)(d)	2,320,000	2,312,309
Magnetite Xxii Ltd / Magnetite Xxii LLC Series 2024-22A Class ARR, CME Term SOFR 3 month Index + 1.25%, 5.5061% 7/15/2036 (b)(c)(d)	2,408,000	2,408,494
Marble Point Clo Xiv Ltd Series 2024-2A Class A12R, CME Term SOFR 3 month Index + 1.2%, 5.4695% 1/20/2032 (b)(c)(d)	1,976,949	1,974,812
Marble Point Clo Xv Ltd Series 2024-1A Class A1R2, CME Term SOFR 3 month Index + 1.04%, 5.3193% 7/23/2032 (b)(c)(d)	1,380,137	1,377,084
Midocean Credit Clo VI Series 2024-6A Class ARRR, CME Term SOFR 3 month Index + 1.23%, 5.4995% 4/20/2033 (b)(c)(d)	456,296	456,358
Nassau Ltd Series 2019-IIA Class AN, CME Term SOFR 3 month Index + 1.7116%, 5.9677% 10/15/2032 (b)(c)(d)	402,437	402,981
Neuberger Berman Ln Advisers Clo 40 Ltd / Neuberger Berman Ln Advisers Clo 40 LLC Series 2021-40A Class A, CME Term SOFR 3 month Index + 1.3216%, 5.5822% 4/16/2033 (b)(c)(d)	425,871	426,147
Northwoods Capital Xiv-B Ltd Series 2024-14BA Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5582% 11/13/2031 (b)(c)(d)	1,741,022	1,740,153
Octagon Investment Partners 39 Ltd Series 2024-3A Class AR, CME Term SOFR 3 month Index + 1.15%, 5.4195% 10/20/2030 (b)(c)(d)	659,895	659,889
Octagon Investment Partners XXI Ltd Series 2025-1A Class A2R4, CME Term SOFR 3 month Index + 1.15%, 5.4577% 2/14/2031 (b)(c)(d)	1,925,000	1,910,578
Octagon Investment Partners XXI Ltd Series 2025-1A Class AAR4, CME Term SOFR 3 month Index + 0.81%, 5.1177% 2/14/2031 (b)(c)(d)	656,199	654,692
Octagon Investment Partners XXI Ltd Series 2025-1A Class BR4, CME Term SOFR 3 month Index + 1.35%, 5.6577% 2/14/2031 (b)(c)(d)	760,000	754,963
Oha Credit Funding 22 Ltd Series 2025-22A Class A1, CME Term SOFR 3 month Index + 1.33%, 0% 7/20/2038 (b)(c)(d)	1,854,000	1,856,017
Ozlm Funding II Ltd Series 2024-2A Class A1A2, CME Term SOFR 3 month Index + 1.2%, 5.4797% 7/30/2031 (b)(c)(d)	386,444	386,470
OZLM XXI Ltd Series 2024-21A Class A1R, CME Term SOFR 3 month Index + 1.15%, 5.4195% 1/20/2031 (b)(c)(d)	436,614	436,621
Palmer Square Loan Funding Ltd / Palmer Square Loan Funding LLC Series 2022-1A Class A2, CME Term SOFR 3 month Index + 1.6%, 5.8561% 4/15/2030 (b)(c)(d)	2,600,000	2,602,709
Palmer Square Loan Funding Ltd Series 2024-2A Class A1N, CME Term SOFR 3 month Index + 1%, 5.2561% 1/15/2033 (b)(c)(d)	410,829	410,895
Palmer Square Loan Funding Ltd Series 2024-3A Class A1, CME Term SOFR 3 month Index + 1.08%, 5.3873% 8/8/2032 (b)(c)(d)	1,220,483	1,220,649
Romark Clo II Ltd Series 2024-2A Class A2R, CME Term SOFR 3 month Index + 1.65%, 5.9318% 7/25/2031 (b)(c)(d)	2,150,000	2,150,591
Sound Point Clo Xxii Ltd Series 2024-1A Class BRR, CME Term SOFR 3 month Index + 1.65%, 5.9195% 1/20/2032 (b)(c)(d)	250,000	250,055
Symphony Clo Xxiii Ltd Series 2025-23A Class AR2, CME Term SOFR 3 month Index + 0.9%, 5.1561% 1/15/2034 (b)(c)(d)	2,664,622	2,650,942
Symphony Clo Xxvi Ltd / Symphony Clo Xxvi LLC Series 2021-26A Class AR, CME Term SOFR 3 month Index + 1.3416%, 5.6111% 4/20/2033 (b)(c)(d)	383,814	383,955
Thl Credit Wind River 18-2 Clo Ltd Series 2024-2A Class A1R, CME Term SOFR 3 month Index + 1.2%, 5.4561% 7/15/2030 (b)(c)(d)	102,144	102,103
THL Credit Wind River CLO Ltd Series 2024-1A Class A1R3, CME Term SOFR 3 month Index + 1.2%, 5.4695% 10/20/2030 (b)(c)(d)	297,541	297,582
Thl Credit Wind River CLO Ltd Series 2024-3A Class AR2, CME Term SOFR 3 month Index + 1.06%, 5.3161% 4/15/2031 (b)(c)(d)	262,547	262,598
Thl Credit Wind River CLO Ltd Series 2024-3A Class CR2, CME Term SOFR 3 month Index + 2%, 6.2561% 4/15/2031 (b)(c)(d)	490,000	489,633
TIAA CLO I Ltd Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.25%, 5.5195% 7/20/2031 (b)(c)(d)	1,686,534	1,687,069
Trinitas Clo IX Ltd Series 2024-9A Class ARRR, CME Term SOFR 3 month Index + 1.2%, 5.4695% 1/20/2032 (b)(c)(d)	645,835	645,850
Trinitas Clo IX Ltd Series 2024-9A Class BRRR, CME Term SOFR 3 month Index + 1.7%, 5.9695% 1/20/2032 (b)(c)(d)	815,000	815,848
Trinitas Clo VI Ltd / Trinitas Clo VI LLC Series 2024-6A Class ARRR, CME Term SOFR 3 month Index + 1.33%, 5.6118% 1/25/2034 (b)(c)(d)	2,310,000	2,310,081
Voya Clo 2022-1 Ltd / Voya Clo 2022-1 LLC Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.25%, 5.5195% 4/20/2035 (b)(c)(d)	1,888,000	1,886,186
Voya CLO Ltd Series 2024-2A Class AR, CME Term SOFR 3 month Index + 1.2%, 5.4695% 7/20/2032 (b)(c)(d)	3,613,543	3,611,682
Voya CLO Ltd Series 2024-3A Class BR2, CME Term SOFR 3 month Index + 1.8%, 6.0561% 10/15/2031 (b)(c)(d)	1,770,000	1,771,635
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		83,631,068
UNITED STATES - 5.9%
Affirm Asset Securitization Trust Series 2024-X1 Class A, 6.27% 5/15/2029 (b)	44,421	44,470
Affirm Asset Securitization Trust Series 2024-X2 Class A, 5.22% 12/17/2029 (b)	1,482,722	1,483,191
Affirm Asset Securitization Trust Series 2025-X1 Class A, 5.08% 4/15/2030 (b)	870,000	869,814
Ally Auto Receivables Trust Series 2023-A Class B, 6.01% 1/17/2034 (b)	74,228	74,502
Ally Auto Receivables Trust Series 2023-A Class C, 6.08% 1/17/2034 (b)	281,270	285,428
Ally Auto Receivables Trust Series 2024-1 Class A2, 5.32% 1/15/2027	569,689	570,133
Ally Bank Series 2024-A Class B, 5.827% 5/17/2032 (b)	160,442	162,183
Ally Bank Series 2024-A Class C, 6.022% 5/17/2032 (b)	160,442	162,178
Ally Bank Series 2024-B Class A2, 4.97% 9/15/2032 (b)	212,856	213,654
Ally Bank Series 2024-B Class C, 5.215% 9/15/2032 (b)	236,076	236,214
Americredit Automobile Receivables Trust Series 2021-1 Class C, 0.89% 10/19/2026	29,732	29,672
Americredit Automobile Receivables Trust Series 2021-1 Class D, 1.21% 12/18/2026	470,000	469,114
Americredit Automobile Receivables Trust Series 2021-2 Class D, 1.29% 6/18/2027	995,000	972,000
Americredit Automobile Receivables Trust Series 2023-1 Class C, 5.8% 12/18/2028	625,000	637,448
AMSR Trust Series 2020-SFR3 Class B, 1.806% 9/17/2037 (b)	270,000	267,329
AMSR Trust Series 2020-SFR3 Class C, 2.056% 9/17/2037 (b)	915,000	905,734
Amur Equipment Finance Receivables X LLC Series 2022-1A Class C, 2.37% 4/20/2028 (b)	300,000	297,533
Amur Equipment Finance Receivables X LLC Series 2022-1A Class E, 5.02% 12/20/2028 (b)	830,000	828,506
Applebee's Funding LLC / IHOP Funding LLC Series 2019-1A Class A2II, 4.723% 6/5/2049 (b)	1,395,900	1,370,774
Arbys Funding LLC Series 2020-1A Class A2, 3.237% 7/30/2050 (b)	2,138,363	2,032,073
Ari Fleet Lease Trust 2024-B Series 2024-B Class A2, 5.54% 4/15/2033 (b)	916,437	921,217
Autonation Finance Trust Series 2025-1A Class A2, 4.72% 4/10/2028 (b)	385,000	385,086
Auxilior Term Funding LLC Series 2024-1A Class A3, 5.49% 7/15/2031 (b)	485,000	493,124
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A Class A, 2.33% 8/20/2026 (b)	270,000	269,116
Avis Budget Rental Car Funding AESOP LLC Series 2024-2A Class C, 6.18% 10/20/2027 (b)	210,000	211,087
Avis Budget Rental Car Funding AESOP LLC Series 2024-5A Class C, 6.24% 4/20/2027 (b)	300,000	300,962
Battalion Clo Xii Ltd Series 2025-12A Class BRR, CME Term SOFR 3 month Index + 1.2%, 5.5244% 5/17/2031 (b)(c)(d)	945,000	936,729
Battalion Clo Xii Ltd Series 2025-12A Class CRR, CME Term SOFR 3 month Index + 1.55%, 5.8744% 5/17/2031 (b)(c)(d)	1,020,000	1,018,286
Bayview Opportunity Master Fund VII LLC Series 2024-CAR1 Class A, U.S. 30-Day Avg. SOFR Index + 1.1%, 5.422% 12/26/2031 (b)(c)(d)	278,480	279,335
Blue Owl Asset Leasing Trust LLC Series 2024-1A Class A2, 5.05% 3/15/2029 (b)	872,466	873,120
Blue Owl Asset Leasing Trust LLC Series 2024-1A Class B, 5.41% 3/15/2030 (b)	240,000	241,315
BMW Vehicle Lease Trust Series 2024-1 Class A2A, 5.1% 7/27/2026	447,424	447,788
BofA Auto Trust Series 2024-1A Class A2, 5.57% 12/15/2026 (b)	593,705	594,771
BofA Auto Trust Series 2025-1A Class A2A, 4.52% 11/22/2027 (b)	800,000	799,404
BRE Grand Islander Timeshare Issuer Series 2019-A Class A, 3.28% 9/26/2033 (b)	544,469	535,362
Capital One Prime Auto Receivables Trust 2023-2 Series 2023-2 Class A2A, 5.91% 10/15/2026	512,552	513,077
Capital One Prime Auto Receivables Trust Series 2024-1 Class A2A, 4.61% 10/15/2027	2,247,069	2,247,108
CarMax Auto Owner Trust Series 2023-2 Class C, 5.57% 11/15/2028	955,000	967,167
CarMax Auto Owner Trust Series 2023-2 Class D, 6.55% 10/15/2029	635,000	650,188
CarMax Auto Owner Trust Series 2023-4 Class A2A, 6.08% 12/15/2026	313,141	313,598
CarMax Auto Owner Trust Series 2024-1 Class A2A, 5.3% 3/15/2027	789,667	790,642
CarMax Auto Owner Trust Series 2024-1 Class C, 5.47% 8/15/2029	505,000	509,731
CarMax Auto Owner Trust Series 2024-2 Class A2A, 5.65% 5/17/2027	1,165,904	1,168,582
CarMax Auto Owner Trust Series 2024-2 Class D, 6.42% 10/15/2030	70,000	72,009
CarMax Auto Owner Trust Series 2024-3 Class D, 5.67% 1/15/2031	255,000	258,122
Carmax Auto Owner Trust Series 2025-2 Class A2A, 4.59% 7/17/2028	1,225,000	1,225,536
CarMax Select Receivables Trust Series 2024-A Class A2A, 5.78% 9/15/2027	88,320	88,637
CarMax Select Receivables Trust Series 2024-A Class B, 5.35% 1/15/2030	270,000	273,280
CarMax Select Receivables Trust Series 2024-A Class C, 5.62% 1/15/2030	1,150,000	1,165,545
CarMax Series 2023-3 Class C, 5.61% 2/15/2029	975,000	992,496
CarMax Series 2023-3 Class D, 6.44% 12/16/2030	350,000	359,963
Carvana Auto Receivables Trust Series 2021-P4 Class B, 1.98% 2/10/2028	445,000	426,375
Carvana Auto Receivables Trust Series 2022-N1 Class C, 3.32% 12/11/2028 (b)	75,310	73,941
Carvana Auto Receivables Trust Series 2024-N2 Class B, 5.67% 9/10/2030 (b)	815,000	825,777
Carvana Auto Receivables Trust Series 2024-P4 Class A2, 4.62% 2/10/2028	1,074,386	1,073,872
Carvana Auto Receivables Trust Series 2025-P1 Class A2, 4.5% 6/12/2028	695,000	693,886
CFMT LLC Series 2023-HB12 Class A, 4.25% 4/25/2033 (b)	146,715	145,187
Chase Auto Owner Trust Series 2024-1A Class A2, 5.48% 4/26/2027 (b)	530,883	531,669
Chase Auto Owner Trust Series 2024-3A Class A2, 5.53% 9/27/2027 (b)	679,969	681,687
Chase Auto Owner Trust Series 2024-4A Class A2, 5.25% 9/27/2027 (b)	1,398,882	1,401,968
Citizens Auto Receivables Trust Series 2024-1 Class A2A, 5.43% 10/15/2026 (b)	623,164	623,769
Citizens Auto Receivables Trust Series 2024-2 Class A2A, 5.54% 11/16/2026 (b)	968,181	969,625
CyrusOne Data Centers Issuer I LLC Series 2024-2A Class A2, 4.5% 5/20/2049 (b)	1,500,000	1,444,308
Daimler Trucks Retail Trust Series 2024-1 Class A2, 5.6% 4/15/2026	746,226	746,973
Dell Equip Fin Trust Series 2024-2 Class A2, 4.69% 8/22/2030 (b)	1,824,000	1,825,025
Dell Equip Fin Trust Series 2024-2 Class B, 4.82% 8/22/2030 (b)	105,000	105,215
Dell Equip Fin Trust Series 2024-2 Class D, 5.29% 2/24/2031 (b)	865,000	867,920
Dell Equip Fin Trust Series 2025-1 Class A2, 4.68% 7/22/2027 (b)	305,000	305,585
Dell Equip Fin Trust Series 2025-1 Class C, 5.25% 2/24/2031 (b)	100,000	100,742
Dell Equipment Finance Trust Series 2023-3 Class D, 6.75% 10/22/2029 (b)	100,000	101,604
Dell Equipment Finance Trust Series 2024-1 Class D, 6.12% 9/23/2030 (b)	195,000	197,607
Dext Abs LLC Series 2025-1 Class A2, 4.59% 8/16/2027 (b)	610,000	608,950
DLLAA LLC Series 2025-1A Class A2, 4.7% 10/20/2027 (b)	1,000,000	1,000,792
DLLAA Series 2023-1A Class A2, 5.93% 7/20/2026 (b)	34,416	34,469
DLLAA Series 2023-1A Class A3, 5.64% 2/22/2028 (b)	660,000	667,459
DLLAD Series 2024-1A Class A2, 5.5% 8/20/2027 (b)	761,904	765,077
DLLST Series 2024-1A Class A2, 5.33% 1/20/2026 (b)	426,954	427,255
DLLST Series 2024-1A Class A3, 5.05% 8/20/2027 (b)	245,000	245,685
DLLST Series 2024-1A Class A4, 4.93% 4/22/2030 (b)	65,000	65,349
DRIVE Series 2025-1 Class A2, 4.87% 8/15/2028	1,260,000	1,259,947
Driven Brands Funding LLC Series 2019-1A Class A2, 4.641% 4/20/2049 (b)	704,361	699,165
Elara Hgv Timeshare Issuer LLC Series 2023-A Class A, 6.16% 2/25/2038 (b)	188,883	193,588
Elara Hgv Timeshare Issuer LLC Series 2023-A Class C, 7.3% 2/25/2038 (b)	258,624	264,981
Enterprise Fleet Financing 2025-2 LLC Series 2025-2 Class A2, 4.51% 2/22/2028 (b)	2,594,000	2,590,999
Enterprise Fleet Financing LLC Series 2022-3 Class A2, 4.38% 7/20/2029 (b)	118,575	118,432
Enterprise Fleet Financing LLC Series 2023-3 Class A2, 6.4% 3/20/2030 (b)	501,369	508,679
Enterprise Fleet Financing LLC Series 2024-1 Class A2, 5.23% 3/20/2030 (b)	1,988,859	2,000,381
Enterprise Fleet Financing LLC Series 2024-3 Class A2, 5.31% 4/20/2027 (b)	1,521,230	1,526,060
Enterprise Fleet Financing LLC Series 2024-3 Class A4, 5.06% 3/20/2031 (b)	205,000	207,910
Enterprise Fleet Financing LLC Series 2024-4 Class A2, 4.69% 7/20/2027 (b)	2,600,000	2,600,881
Enterprise Fleet Financing LLC Series 2025-1 Class A2, 4.65% 10/20/2027 (b)	2,110,000	2,111,212
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/2026 (b)	352,201	353,734
Exeter Automobile Receivables Trust Series 2023-1A Class D, 6.69% 6/15/2029	80,000	81,342
Exeter Automobile Receivables Trust Series 2025-3A Class A2, 4.83% 1/18/2028	1,900,000	1,900,244
Exeter Select Automobile Receivables Trust Series 2025-1 Class A2, 4.83% 10/16/2028	95,000	94,918
Exeter Select Automobile Receivables Trust Series 2025-1 Class B, 4.87% 8/15/2031	480,000	480,509
Finance of Amer Hecm Buyout Series 2024-HB1 Class A1A, 4% 10/1/2034 (b)	1,059,397	1,050,982
Firstkey Homes Trust Series 2020-SFR2 Class D, 1.968% 10/19/2037 (b)	1,100,000	1,081,487
Flatiron Clo 23 LLC Series 2025-1A, CME Term SOFR 3 month Index + 1.24%, 0% 4/17/2036 (b)(c)(d)	2,303,000	2,303,000
Flatiron Rr Clo 22 LLC Series 2025-2A Class AR, CME Term SOFR 3 month Index + 0.91%, 5.1661% 10/15/2034 (b)(c)(d)	1,900,000	1,885,547
Ford Credit Auto Lease Trust Series 2023-B Class C, 6.43% 4/15/2027	575,000	581,010
Ford Credit Auto Lease Trust Series 2024-A Class A2A, 5.24% 7/15/2026	202,979	203,043
Ford Credit Auto Lease Trust Series 2025-A Class A2A, 4.57% 8/15/2027	2,115,000	2,114,021
Ford Credit Auto Owner Trust Series 2020-2 Class C, 1.74% 4/15/2033 (b)	570,000	562,741
Ford Credit Auto Owner Trust Series 2023-A Class B, 5.07% 1/15/2029	1,495,000	1,505,451
Ford Credit Auto Owner Trust Series 2025-A Class A2A, 4.47% 12/15/2027	2,600,000	2,596,964
Ford Credit Floorplan Master Owner Trust A Series 2023-1 Class C, 5.75% 5/15/2028 (b)	405,000	407,718
Ford Credit Floorplan Master Owner Trust A Series 2023-1 Class D, 6.62% 5/15/2028 (b)	750,000	756,632
Ford Credit Floorplan Master Owner Trust A Series 2024-1 Class B, 5.48% 4/15/2029 (b)	550,000	556,851
Fordl 2023-A Series 2023-A Class C, 5.54% 12/15/2026	1,445,000	1,445,865
FORDO Series 2024-B Class A2A, 5.4% 4/15/2027	1,316,919	1,320,372
Freddie Mac STACR REMIC Trust Series 2023-HQA3 Class A1, U.S. 30-Day Avg. SOFR Index + 1.85%, 6.172% 11/25/2043 (b)(c)(d)	264,894	267,931
Frontier Issuer LLC Series 2024-1 Class A2, 6.19% 6/20/2054 (b)	220,000	225,545
GM Financial Automobile Leasing Trust Series 2024-2 Class A2A, 5.43% 9/21/2026	1,088,917	1,091,390
GM Financial Automobile Leasing Trust Series 2025-1 Class A2A, 4.54% 5/20/2027 (c)	3,100,000	3,101,977
Gm Financial Consumer Automobile Receivables Trust Series 2023-4 Class A2A, 5.89% 11/16/2026	328,786	329,365
GM Financial Consumer Automobile Receivables Trust Series 2024-1 Class A2A, 5.12% 2/16/2027	568,668	569,251
GM Financial Consumer Automobile Receivables Trust Series 2025-2 Class A2A, 4.4% 2/16/2028	2,465,000	2,463,647
GM Financial Leasing Trust Series 2024-1 Class A2A, 5.18% 6/22/2026	753,949	754,451
Gm Finl Consumer Automobile Receivables Trust Series 2024-4 Class A2A, 4.53% 10/18/2027	1,914,248	1,913,024
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A2, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.4823% 6/15/2028 (b)(c)(d)	1,000,000	1,005,109
GMF Floorplan Owner Revolving Trust Series 2025-1A Class A2, U.S. 30-Day Avg. SOFR Index + 0.6%, 4.9323% 3/15/2029 (b)(c)(d)	1,650,000	1,646,562
Gmf Leasing LLC Series 2025-2 Class A2A, 4.55% 7/20/2027	2,230,000	2,229,581
Hardee's Funding LLC / Carl's Jr Funding LLC Series 2018-1A Class A23, 5.71% 6/20/2048 (b)	673,200	661,838
Hardee's Funding LLC / Carl's Jr Funding LLC Series 2020-1A Class A2, 3.981% 12/20/2050 (b)	2,545,764	2,424,277
Hardee's Funding LLC / Carl's Jr Funding LLC Series 2021-1A Class A2, 2.865% 6/20/2051 (b)	271,425	246,677
Harot Series 2025-2 Class A2A, 4.3% 1/18/2028	2,236,000	2,230,834
Hilton Grand Vacations Trust Series 2020-AA Class A, 2.74% 2/25/2039 (b)	167,155	162,354
Hilton Grand Vacations Trust Series 2020-AA Class B, 4.22% 2/25/2039 (b)	257,535	253,796
Hilton Grand Vacations Trust Series 2022-1D Class A, 3.61% 6/20/2034 (b)	126,906	124,368
Hilton Grand Vacations Trust Series 2023-1A Class B, 6.11% 1/25/2038 (b)	650,279	661,621
Hilton Grand Vacations Trust Series 2023-1A Class C, 6.94% 1/25/2038 (b)	120,597	123,631
Home Partners of America Trust Series 2022-1 Class A, 3.93% 4/17/2039 (b)	488,004	479,484
Honda Auto Receivables Owner Trust Series 2023-4 Class A2, 5.87% 6/22/2026	339,773	340,204
Honda Auto Receivables Series 2024-2 Class A2, 5.48% 11/18/2026	1,235,927	1,238,185
Hpefs Equipment Trust 2023-2 Series 2023-2A Class C, 6.48% 1/21/2031 (b)	210,000	212,004
Hpefs Equipment Trust 2023-2 Series 2023-2A Class D, 6.97% 7/21/2031 (b)	215,000	218,361
HPEFS Equipment Trust Series 2023-1A Class B, 5.73% 4/20/2028 (b)	985,000	986,704
HPEFS Equipment Trust Series 2023-1A Class C, 5.91% 4/20/2028 (b)	535,000	536,852
HPEFS Equipment Trust Series 2024-1A Class A2, 5.38% 5/20/2031 (b)	618,720	619,081
HPEFS Equipment Trust Series 2024-1A Class C, 5.33% 5/20/2031 (b)	1,220,000	1,221,885
HPEFS Equipment Trust Series 2024-2A Class A2, 5.5% 10/20/2031 (b)	1,029,079	1,031,253
HPEFS Equipment Trust Series 2024-2A Class B, 5.35% 10/20/2031 (b)	170,000	171,446
HPEFS Equipment Trust Series 2024-2A Class D, 5.82% 4/20/2032 (b)	420,000	425,335
Huntington Auto Trust Series 2024-1A Class A2, 5.5% 3/15/2027 (b)	829,414	830,486
Huntington Bank Auto Credit-Linked Notes Series 2024-1 Class B1, 6.153% 5/20/2032 (b)	820,329	831,135
Huntington Bank Auto Credit-Linked Notes Series 2024-2 Class B1, 5.442% 10/20/2032 (b)	1,022,293	1,027,870
Huntington National Bank/The Series 2025-1 Class B, 4.957% 3/21/2033 (b)	1,067,777	1,064,782
Hyundai Auto Lease Securitization Trust Series 2023-C Class A3, 5.8% 12/15/2026 (b)	3,744,855	3,757,831
Hyundai Auto Lease Securitization Trust Series 2024-B Class A2A, 5.51% 10/15/2026 (b)	1,400,162	1,403,232
Hyundai Auto Lease Securitization Trust Series 2025-B Class A2A, 4.58% 9/15/2027 (b)	2,140,000	2,142,943
Hyundai Auto Lease Securitization Trust Series 2025-B Class A3, 4.53% 4/17/2028 (b)	390,000	391,252
Hyundai Auto Lease Securitization Trust Series 2025-B Class B, 4.94% 8/15/2029 (b)	805,000	808,812
Hyundai Auto Receivables Trust Series 2023-C Class A2A, 5.8% 1/15/2027	435,279	435,982
Hyundai Auto Receivables Trust Series 2024-A Class A2A, 5.29% 4/15/2027	1,070,688	1,072,685
Hyundai Auto Receivables Trust Series 2024-C Class A2A, 4.53% 9/15/2027	2,028,640	2,028,190
Jack in the Box Funding LLC Series 2022-1A Class A2I, 3.445% 2/26/2052 (b)	757,350	728,213
Jersey Mike's Funding Series 2021-1A Class A2I, 2.891% 2/15/2052 (b)	49,500	47,703
John Deere Owner Trust Series 2024-A Class A2A, 5.19% 2/16/2027	1,388,021	1,389,942
John Deere Owner Trust Series 2024-C Class A2B, U.S. 30-Day Avg. SOFR Index + 0.43%, 4.7613% 8/16/2027 (c)(d)	2,033,471	2,034,180
Juniper Valley Park CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5195% 7/20/2036 (b)(c)(d)	2,500,000	2,502,538
Kubota Credit Owner Trust Series 2024-2A Class A2, 5.45% 4/15/2027 (b)	768,364	771,994
Kubota Credit Owner Trust Series 2025-1A Class A2, 4.61% 12/15/2027 (b)	2,565,000	2,568,741
M&T Equipment Notes Series 2025-1A Class A2, 4.7% 12/16/2027 (b)	1,040,000	1,041,297
Marlette Funding Trust Series 2024-1A Class A, 5.95% 7/17/2034 (b)	37,282	37,340
Marriott Vacations Worldwide Owner Trust Series 2023-2A Class A, 6.18% 11/20/2040 (b)	176,270	181,146
Marriott Vacations Worldwide Owner Trust Series 2023-2A Class B, 6.33% 11/20/2040 (b)	113,146	115,640
Mercedes-Benz Auto Lease Trust Series 2024-A Class A2A, 5.44% 2/16/2027	1,837,285	1,841,742
Mercedes-Benz Auto Lease Trust Series 2025-A Class A2A, 4.57% 4/17/2028	1,640,000	1,642,918
Mercedes-Benz Auto Receivables Trust Series 2023-2 Class A2, 5.92% 11/16/2026	131,556	131,649
Mercedes-Benz Auto Receivables Trust Series 2024-1 Class A2A, 5.06% 5/17/2027	713,383	713,861
MMAF Equipment Finance LLC Series 2021-A Class A5, 1.19% 11/13/2043 (b)	215,000	209,307
MMAF Equipment Finance LLC Series 2023-A Class A2, 5.79% 11/13/2026 (b)	616,537	618,539
Mtg Pass Thru Ctf Series 2021-INV1 Class A1, 0.852% 1/25/2056 (b)(c)	76,566	73,628
MVW LLC Series 2020-1A Class A, 1.74% 10/20/2037 (b)	171,583	165,740
MVW LLC Series 2020-1A Class B, 2.73% 10/20/2037 (b)	121,070	117,799
MVW LLC Series 2021-1WA Class B, 1.44% 1/22/2041 (b)	43,900	41,655
MVW LLC Series 2021-1WA Class C, 1.94% 1/22/2041 (b)	70,031	66,299
MVW LLC Series 2023-1A Class A, 4.93% 10/20/2040 (b)	559,736	561,140
Navient Private Education Loan Trust Series 2019-D Class A2A, 3.01% 12/15/2059 (b)	189,985	183,646
Navient Private Education Loan Trust Series 2020-CA Class A2A, 2.15% 11/15/2068 (b)	1,210,456	1,149,237
Navient Private Education Refi Loan Trust Series 2019-A Class A2A, 3.42% 1/15/2043 (b)	237,404	235,058
Navient Private Education Refi Loan Trust Series 2019-GA Class A, 2.4% 10/15/2068 (b)	124,765	119,367
Navient Private Education Refi Loan Trust Series 2020-DA Class A, 1.69% 5/15/2069 (b)	215,662	202,179
Navient Student Loan Trust Series 2019-EA Class A2A, 2.64% 5/15/2068 (b)	287,353	279,608
Navistar Financial Dealer Note Master Trust Series 2023-1 Class A, 6.18% 8/25/2028 (b)	900,000	902,866
Navistar Financial Dealer Note Master Trust Series 2024-1 Class B, 5.79% 4/25/2029 (b)	100,000	100,706
Navistar Financial Dealer Note Master Trust Series 2024-1 Class C, 6.13% 4/25/2029 (b)	155,000	155,955
Nelnet Student Loan Trust Series 2005-4 Class A4, U.S. 90-Day Avg. SOFR Index + 0.4416%, 4.8043% 3/22/2032 (c)(d)	213,092	206,990
Nelnet Student Loan Trust Series 2020-1A Class A, CME Term SOFR 1 month Index + 0.8545%, 5.1792% 3/26/2068 (b)(c)(d)	145,100	144,152
Nelnet Student Loan Trust Series 2021-CA Class AFX, 1.32% 4/20/2062 (b)	686,557	638,532
Nelnet Student Loan Trust Series 2021-DA Class AFX, 1.63% 4/20/2062 (b)	241,956	227,070
Nissan Auto Receivables Owner Trust Series 2023-B Class A2A, 5.95% 5/15/2026	277,213	277,416
Nissan Master Owner Tr Receivable Series 2024-A Class A, U.S. 30-Day Avg. SOFR Index + 0.67%, 5.0023% 2/15/2028 (b)(c)(d)	3,000,000	3,001,489
Octane Receivable Trust Series 2024-1A Class A2, 5.68% 5/20/2030 (b)	244,854	246,508
Octane Receivables Trust Series 2022-1A Class B, 4.9% 5/22/2028 (b)	725,252	724,929
Octane Receivables Trust Series 2023-3A Class B, 6.48% 7/20/2029 (b)	230,000	233,423
Octane Receivables Trust Series 2023-3A Class C, 6.74% 8/20/2029 (b)	100,000	101,925
Octane Receivables Trust Series 2024-3A Class A2, 4.94% 5/20/2030 (b)	365,000	365,256
Octane Receivables Trust Series 2024-3A Class C, 5.51% 10/20/2031 (b)	300,000	300,817
Octane Receivables Trust Series 2024-RVM1 Class A, 5.01% 1/22/2046 (b)	347,631	349,744
Peac Solutions Receivables Series 2025-1A Class A2, 4.94% 10/20/2028 (b)	625,000	625,773
Peac Solutions Receivables Series 2025-1A Class A3, 5.04% 7/20/2032 (b)	510,000	513,433
Porsche Financial Auto Securitization Trust Series 2024-1A Class A2A, 4.45% 1/24/2028 (b)	2,130,750	2,129,065
Porsche Innovative Lease Owner Trust Series 2025-1A Class A2A, 4.6% 12/20/2027 (b)	1,330,000	1,331,213
Post Road Equipment Finance LLC Series 2025-1A Class A2, 4.9% 5/15/2031 (b)	225,000	225,681
Post Road Equipment Finance Series 2024-1A Class A2, 5.59% 11/15/2029 (b)	69,825	70,141
Progress Residential Trust Series 2021-SFR8 Class B, 1.681% 10/17/2038 (b)	496,000	476,963
Progress Residential Trust Series 2021-SFR8 Class C, 1.931% 10/17/2038 (b)	2,225,000	2,139,643
Sabey Data Ctr Issuer LLC Series 2021-1 Class A2, 1.881% 6/20/2046 (b)	733,000	703,973
Santander Bank Auto Credit Linked Notes Series 2024-B Class B, 4.965% 1/18/2033 (b)	250,000	249,415
Santander Bank Auto Credit Linked Notes Series 2024-B Class C, 5.141% 1/18/2033 (b)	335,000	334,023
Santander Bank NA - Sbcln Series 2022-C Class B, 6.451% 12/15/2032 (b)	77,706	77,821
Santander Bank NA - Sbcln Series 2022-C Class D, 8.197% 12/15/2032 (b)	85,705	85,962
Santander Bank NA - Sbcln Series 2023-A Class B, 6.493% 6/15/2033 (b)	100,596	100,908
Santander Bank NA - Sbcln Series 2023-B Class A2, 5.644% 12/15/2033 (b)	141,102	142,548
Santander Bank NA - Sbcln Series 2023-B Class D, 6.663% 12/15/2033 (b)	411,408	414,410
Santander Bank NA - Sbcln Series 2024-A Class B, 5.622% 6/15/2032 (b)	305,033	306,896
Santander Bank NA - Sbcln Series 2024-A Class C, 5.818% 6/15/2032 (b)	371,345	373,379
Santander Consumer Auto Receivables Trust Series 2021-AA Class D, 1.57% 1/15/2027 (b)	801,000	792,470
Santander Drive Auto Receivables Trust Series 2021-1 Class E, 2.51% 12/15/2028	3,452,184	3,418,597
Santander Drive Auto Receivables Trust Series 2021-3 Class E, 2.7% 10/16/2028 (b)	4,300,000	4,267,171
Santander Drive Auto Receivables Trust Series 2021-4 Class D, 1.67% 10/15/2027	724,968	716,968
Santander Drive Auto Receivables Trust Series 2021-4 Class E, 4.03% 3/15/2029 (b)	3,500,000	3,478,324
Santander Drive Auto Receivables Trust Series 2024-3 Class A2, 5.91% 6/15/2027	383,875	384,240
Santander Drive Auto Receivables Trust Series 2025-2 Class A2, 4.71% 6/15/2028	2,600,000	2,600,055
SBA Tower Trust Series 2020, 1.884% 7/15/2050 (b)	565,000	553,297
SBA Tower Trust Series 2020, 2.328% 7/15/2052 (b)	440,000	409,213
SBA Tower Trust Series 2021, 1.631% 5/15/2051 (b)	1,149,000	1,091,930
SBNA Auto Lease Trust Series 2024-B Class A2, 5.67% 11/20/2026 (b)	677,865	678,863
SBNA Auto Lease Trust Series 2024-C Class A2, 4.94% 11/20/2026 (b)	766,958	767,109
SBNA Auto Lease Trust Series 2024-C Class A3, 4.56% 2/22/2028 (b)	2,100,000	2,097,941
Scf Equipment Leasing Series 2023-1A Class A3, 6.17% 5/20/2032 (b)	430,000	434,378
SEB Funding LLC Series 2024-1A Class A2, 7.386% 4/30/2054 (b)	1,026,000	1,043,881
SFAST Series 2025-1A Class A2, 4.65% 5/22/2028 (b)	2,067,921	2,067,708
SFS Auto Receivables Securitization Trust Series 2024-1A Class A2, 5.35% 6/21/2027 (b)	150,511	150,620
SFS Auto Receivables Securitization Trust Series 2024-1A Class A3, 4.95% 5/21/2029 (b)	285,000	285,921
SFS Auto Receivables Securitization Trust Series 2024-1A Class C, 5.51% 1/20/2032 (b)	95,000	96,148
SFS Auto Receivables Securitization Trust Series 2024-2A Class A2, 5.71% 10/20/2027 (b)	905,958	908,289
Sfs Auto Receivables Securitization Trust Series 2024-3A Class A2, 4.71% 5/22/2028 (b)	854,983	854,725
Sierra Timeshare Receivables Funding LLC Series 2020-2A Class B, 2.32% 7/20/2037 (b)	347,499	345,173
Sierra Timeshare Receivables Funding LLC Series 2020-2A Class C, 3.51% 7/20/2037 (b)	85,216	84,525
Sierra Timeshare Receivables Funding LLC Series 2021-1A Class B, 1.34% 11/20/2037 (b)	60,478	59,219
Sierra Timeshare Receivables Funding LLC Series 2021-2A Class B, 1.8% 9/20/2038 (b)	103,390	101,012
Sierra Timeshare Receivables Funding LLC Series 2021-2A Class C, 1.95% 9/20/2038 (b)	216,303	210,420
SMB Private Education Loan Trust Series 2018-B Class A2B, CME Term SOFR 1 month Index + 0.8345%, 5.1632% 1/15/2037 (b)(c)(d)	299,428	298,772
SMB Private Education Loan Trust Series 2020-B Class A1A, 1.29% 7/15/2053 (b)	152,247	142,850
SMB Private Education Loan Trust Series 2020-PTB Class A2A, 1.6% 9/15/2054 (b)	943,241	884,210
SMB Private Education Loan Trust Series 2025-A Class A1A, 5.13% 4/15/2054 (b)	600,000	601,805
Tesla Auto Lease Trust Series 2024-B Class A2A, 4.79% 1/20/2027 (b)	1,014,102	1,014,036
Tesla Electric Vehicle Trust Series 2023-1 Class A2A, 5.54% 12/21/2026 (b)	1,039,902	1,041,536
Tesla Series 2024-A Class A2A, 5.37% 6/22/2026 (b)	38,692	38,722
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.75% 3/25/2058 (b)(c)	348,386	337,092
Toyota Auto Receivables Owner Trust Series 2023-C Class A2A, 5.6% 8/17/2026	83,912	83,953
Toyota Auto Receivables Owner Trust Series 2023-D Class A2A, 5.8% 11/16/2026	379,506	380,119
Toyota Auto Receivables Owner Trust Series 2025-B Class A2A, 4.46% 3/15/2028	2,630,000	2,630,858
Toyota Lease Owner Trust Series 2025-A Class A2A, 4.58% 7/20/2027 (b)	1,710,000	1,712,029
Tricon Residential Trust Series 2024-SFR2 Class A, 4.75% 6/17/2040 (b)	559,363	556,659
Tricon Residential Trust Series 2024-SFR2 Class D, 6% 6/17/2040 (b)	1,020,000	1,018,485
USCLN Series 2023-1 Class B, 6.789% 8/25/2032 (b)	192,443	194,723
Verdant Receivables 2023-1 LLC Series 2023-1A Class A2, 6.24% 1/13/2031 (b)	593,033	601,936
Verdant Receivables LLC Series 2024-1A Class A2, 5.68% 12/12/2031 (b)	222,162	225,189
Verizon Master Trust Series 2023-5 Class A1A, 5.61% 9/8/2028	2,177,000	2,182,766
Verizon Master Trust Series 2025-3 Class A1A, 4.51% 3/20/2030	2,155,000	2,157,940
Volkswagen Auto Loan Enhanced Trust 2023-2 Series 2023-2 Class A2A, 5.72% 3/22/2027	711,297	713,208
Volkswagen Auto Loan Enhanced Trust Series 2023-1 Class A2A, 5.5% 12/21/2026	18,913	18,925
Wheels Fleet Lease Funding 1 LLC Series 2024-1A Class A1, 5.49% 2/18/2039 (b)	1,085,615	1,095,090
Wheels Fleet Lease Funding 1 LLC Series 2024-2A Class A1, 4.87% 6/21/2039 (b)	695,000	696,879
Wheels Fleet Lease Funding 1 LLC Series 2025-1A Class A2, CME Term SOFR 1 month Index + 0%, 4.9868% 1/18/2040 (b)(c)(d)	2,505,000	2,505,438
Woart Series 2025-B Class A2A, 4.38% 8/15/2028	2,640,000	2,636,920
World Omni Auto Receivables Tr 2023-D Series 2023-D Class A2A, 5.91% 2/16/2027	227,244	227,599
World Omni Auto Receivables Tr Series 2023-C Class A2A, 5.57% 12/15/2026	16,367	16,374
World Omni Auto Receivables Trust 2022-A Series 2022-A Class A3, 1.66% 5/17/2027	226,136	224,648
World Omni Auto Receivables Trust 2022-A Series 2022-A Class C, 2.55% 9/15/2028	600,000	589,304
World Omni Auto Receivables Trust Series 2024-B Class A2A, 5.48% 9/15/2027	923,197	924,952
World Omni Auto Receivables Trust Series 2025-A Class A2A, 4.49% 4/17/2028	2,235,000	2,234,435
World Omni Automobile Lease Securitization Trust Series 2024-A Class A2A, 5.32% 2/16/2027	1,255,588	1,258,455
World Omni Select Auto Trust Series 2023-A Class B, 5.87% 8/15/2028	280,000	282,097
World Omni Select Auto Trust Series 2024-A Class A2A, 5.37% 2/15/2028	1,318,191	1,321,338
TOTAL UNITED STATES		226,698,663
TOTAL ASSET-BACKED SECURITIES (Cost $319,825,061)		320,525,667

Bank Notes - 0.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.2%
Financials - 0.2%
Banks - 0.1%
Citibank NA 5.438% 4/30/2026	5,000,000	5,040,261
Capital Markets - 0.1%
Goldman Sachs Bank USA 5.283% 3/18/2027 (c)	3,100,000	3,113,185
TOTAL FINANCIALS		8,153,446

TOTAL BANK NOTES (Cost $8,111,685)		8,153,446

Collateralized Mortgage Obligations - 0.7%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.7%
Angel Oak Mortgage Trust LLC Series 2020-3 Class A3, 2.872% 4/25/2065 (b)(c)	290,166	276,147
Angel Oak Mortgage Trust LLC Series 2022-2 Class A1, 3.353% 1/25/2067 (b)(c)	1,426,385	1,342,681
Angel Oak Mortgage Trust Series 2021-1 Class A1, 0.909% 1/25/2066 (b)	372,988	324,732
Angel Oak Mortgage Trust Series 2021-1 Class A2, 1.115% 1/25/2066 (b)	109,237	95,333
Angel Oak Mortgage Trust Series 2021-2 Class A1, 0.985% 4/25/2066 (b)	345,954	302,859
Angel Oak Mortgage Trust Series 2025-5 Class A1, 5.573% 4/25/2070 (b)	1,969,278	1,963,925
BINOM Securitization Trust Series 2021-INV1 Class A2, 2.37% 6/25/2056 (b)	801,187	721,677
BINOM Securitization Trust Series 2021-INV1 Class A3, 2.625% 6/25/2056 (b)	251,353	227,730
CFMT LLC Series 2024-HB13 Class A, 3% 5/25/2034 (b)(c)	266,836	261,654
Citigroup Mortgage Loan Trust Series 2020-EXP2 Class A3, 2.5% 8/25/2050 (b)	154,748	128,051
Colt Funding LLC Series 2021-1 Class A2, 1.167% 6/25/2066 (b)	335,767	293,472
COLT Mortgage Loan Trust Series 2020-3 Class A1, 1.506% 4/27/2065 (b)	22,631	21,999
COLT Mortgage Loan Trust Series 2024-6 Class A2, 5.644% 11/25/2069 (b)	1,202,875	1,198,289
COLT Mortgage Loan Trust Series 2024-INV4 Class A3, 6.111% 5/25/2069 (b)(c)	1,125,228	1,129,275
COLT Mortgage Loan Trust Series 2025-4 Class A1, 5.794% 4/25/2070 (b)(c)	435,000	436,581
Connecticut Avenue Securities Trust Series 2025-R03 Class 2A1, U.S. 30-Day Avg. SOFR Index + 1.45%, 5.772% 3/25/2045 (b)(c)(d)	390,781	392,749
Deephaven Residential Mortgage Trust Series 2021-1 Class A2, 0.973% 5/25/2065 (b)	51,441	48,858
Deephaven Residential Mortgage Trust Series 2021-2 Class A3, 1.26% 4/25/2066 (b)	148,648	132,847
EFMT Series 2025-INV2 Class A1, 5.387% 5/26/2070 (b)	376,729	374,730
EFMT Trust Series 2024-INV2 Class A2, 5.289% 10/25/2069 (b)	528,431	523,574
Ellington Financial Mortgage Trust Series 2019-2 Class A3, 3.046% 11/25/2059 (b)	45,464	43,409
Ellington Financial Mortgage Trust Series 2021-3 Class A3, 1.55% 9/25/2066 (b)	221,388	184,378
Fannie Mae Guaranteed REMIC Series 2017-90 Class KA, 3% 11/25/2047	333,545	314,243
Flagstar Mortgage Trust Series 2020-1INV Class A11, CME Term SOFR 1 month Index + 0.9645%, 5.2892% 3/25/2050 (b)(c)(d)	189,646	181,066
Freddie Mac Multifamily Structured pass-thru certificates Series 2010-3713 Class PA, 2% 2/15/2040	2,992	2,985
Freddie Mac STACR REMIC Trust Series 2021-DNA5 Class M2, U.S. 30-Day Avg. SOFR Index + 1.65%, 5.972% 1/25/2034 (b)(c)(d)	156,328	156,959
Freddie Mac STACR REMIC Trust Series 2021-DNA7 Class M2, U.S. 30-Day Avg. SOFR Index + 1.8%, 6.122% 11/25/2041 (b)(c)(d)	555,000	559,293
Freddie Mac STACR REMIC Trust Series 2022-DNA5 Class M1A, U.S. 30-Day Avg. SOFR Index + 2.95%, 7.272% 6/25/2042 (b)(c)(d)	632,149	646,343
Freddie Mac STACR REMIC Trust Series 2025-DNA1 Class A1, U.S. 30-Day Avg. SOFR Index + 0.95%, 5.272% 1/25/2045 (b)(c)(d)	312,813	312,340
Freddie Mac Whole Loan Sec Tr Series 2017-SC02 Class M1, 3.8545% 5/25/2047 (b)(c)	7,183	7,124
Galton Funding Mortgage Trust Series 2018-1 Class A33, 3.5% 11/25/2057 (b)	38,662	34,967
Galton Funding Mortgage Trust Series 2019-1 Class A21, 4.5% 2/25/2059 (b)	36,334	35,031
Galton Funding Mortgage Trust Series 2019-1 Class A32, 4% 2/25/2059 (b)	18,367	17,342
Galton Funding Mortgage Trust Series 2019-H1 Class M1, 3.339% 10/25/2059 (b)	600,000	571,020
Galton Funding Mortgage Trust Series 2020-H1 Class M1, 2.832% 1/25/2060 (b)	625,000	511,537
GCAT Trust Series 2025-NQM1 Class A1, 5.373% 11/25/2069 (b)	615,630	613,161
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 6.2057% 7/25/2044 (b)(c)	4,943	4,963
Homes Trust Series 2025-NQM2 Class A1, 5.425% 2/25/2070 (b)	495,867	494,175
Imperial Fund Mortgage Trust Series 2021-NQM2 Class A3, 1.516% 9/25/2056 (b)	338,186	287,574
Imperial Fund Mortgage Trust Series 2022-NQM4 Class A1, 4.767% 6/25/2067 (b)	1,195,293	1,195,428
JP Morgan Mortgage Trust Series 2020-INV1 Class A15, 3.5% 8/25/2050 (b)	130,215	113,089
JPMorgan Mortgage Trust Series 2025-DSC1 Class A1, 5.577% 9/25/2065 (b)(c)	1,057,616	1,059,584
MFA Trust Series 2021-NQM2 Class A2, 1.317% 11/25/2064 (b)	152,254	133,660
OBX Trust Series 2019-EXP2 Class 2A2, CME Term SOFR 1 month Index + 1.3145%, 5.6411% 6/25/2059 (b)(c)(d)	60,999	60,960
OBX Trust Series 2020-EXP1 Class 2A2, CME Term SOFR 1 month Index + 1.0645%, 5.3892% 2/25/2060 (b)(c)(d)	113,620	112,304
OBX Trust Series 2020-EXP2 Class A9, 3% 5/25/2060 (b)	80,041	68,192
OBX Trust Series 2020-INV1 Class A5, 3.5% 12/25/2049 (b)	74,179	64,732
OBX Trust Series 2021-NQM1 Class A2, 1.175% 2/25/2066 (b)	234,272	201,340
OBX Trust Series 2025-NQM6 Class A1, 5.603% 3/25/2065 (b)(c)	1,426,637	1,427,971
Ocwen Loan Investment Trust Series 2023-HB1 Class A, 3% 6/25/2036 (b)	42,481	41,924
OSS Mortgage Trust Series 2024-H6 Class A2, 5.383% 9/25/2069 (b)	1,532,458	1,521,481
RCKT Mortgage Trust Series 2024-CES9 Class A1A, 5.582% 12/25/2044 (b)(e)	248,819	248,493
Rocket Mortgage Trust Series 2024-CES8 Class A1A, 5.4896% 11/25/2044 (b)(e)	1,296,278	1,292,286
Sequoia Mortgage Trust Series 2018-CH2 Class A21, 4% 6/25/2048 (b)	33,113	30,192
Sequoia Mortgage Trust Series 2018-CH2 Class A3, 4% 6/25/2048 (b)	74,206	67,661
Sequoia Mortgage Trust Series 2018-CH3 Class A19, 4.5% 8/25/2048 (b)	3,486	3,423
Starwood Mortgage Residential Trust Series 2019-INV1 Class A3, 2.916% 9/27/2049 (b)	317,069	311,283
Starwood Mortgage Residential Trust Series 2020-1 Class A2, 2.408% 2/25/2050 (b)	288,658	273,999
Starwood Mortgage Residential Trust Series 2021-2 Class A1, 0.943% 5/25/2065 (b)	241,000	227,120
Starwood Mortgage Residential Trust Series 2021-4 Class A1, 1.162% 8/25/2056 (b)	781,098	692,141
Toorak Mortgage Corp Ltd Series 2021-INV1 Class A2, 1.409% 7/25/2056 (b)	131,654	117,757
TOWD Point Mortgage Trust Series 2019-HY3 Class M1, CME Term SOFR 1 month Index + 1.6145%, 5.9392% 10/25/2059 (b)(c)(d)	420,000	434,012
Verus Securitization Trust Series 2020-5 Class A3, 2.733% 5/25/2065 (b)(c)	79,229	75,570
Verus Securitization Trust Series 2021-1 Class A2, 1.052% 1/25/2066 (b)	132,684	118,984
Verus Securitization Trust Series 2021-1 Class A3, 1.155% 1/25/2066 (b)	78,404	70,328
Verus Securitization Trust Series 2021-2 Class A1, 1.031% 2/25/2066 (b)	201,455	181,379
Verus Securitization Trust Series 2021-R1 Class A2, 1.057% 10/25/2063 (b)	41,476	39,708
Verus Securitization Trust Series 2021-R2 Class A1, 0.918% 2/25/2064 (b)	258,055	234,498
Verus Securitization Trust Series 2022-6 Class A1, 4.91% 6/25/2067 (b)	469,864	467,314
Verus Securitization Trust Series 2023-6 Class A2, 6.939% 9/25/2068 (b)	309,812	312,744
Verus Securitization Trust Series 2023-7 Class A2, 7.272% 10/25/2068 (b)	120,587	122,212
Verus Securitization Trust Series 2023-8 Class A2, 6.6642% 12/25/2068 (b)	245,082	247,105
Verus Securitization Trust Series 2025-3 Class A1, 5.623% 5/25/2070 (b)(c)	417,646	417,791
Vista Point Securitization Trust Series 2020-2 Class A3, 2.496% 4/25/2065 (b)	441,617	422,750
TOTAL UNITED STATES		27,584,488
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $28,555,817)		27,584,488

Commercial Mortgage Securities - 1.5%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.5%
ALA Trust Series 2025-OANA Class A, CME Term SOFR 1 month Index + 1.7426%, 6.0426% 6/15/2030 (b)(c)(d)	2,165,000	2,174,067
ALEN Mortgage Trust Series 2021-ACEN Class A, CME Term SOFR 1 month Index + 1.2645%, 5.5935% 4/15/2034 (b)(c)(d)	880,000	844,804
BAMLL Commercial Mortgage Securities Trust Series 2022-DKLX Class A, CME Term SOFR 1 month Index + 1.15%, 5.479% 1/15/2039 (b)(c)(d)	919,603	916,154
BANK Series 2019-BN19 Class A1, 2.263% 8/15/2061	39,686	36,984
BANK Series 2024-BNK47 Class A1, 5.523% 6/15/2057	172,193	175,556
BANK5 Series 2024-5YR11 Class AS, 6.139% 11/15/2057	690,000	713,388
BANK5 Series 2024-5YR12 Class A3, 5.902% 12/15/2057	405,000	420,574
BANK5 Series 2024-5YR12 Class AS, 6.122% 12/15/2057 (c)	485,000	500,735
BANK5 Series 2024-5YR9 Class A1, 4.8894% 8/15/2057	812,245	814,552
BBCMS Trust Series 2024-5C27 Class A1, 5.502% 7/15/2057	30,856	30,860
Benchmark Mortgage Trust Series 2024-V11 Class AM, 6.201% 11/15/2057	585,000	605,528
Benchmark Mortgage Trust Series 2024-V6 Class A1, 5.5678% 3/15/2057	210,759	211,867
BLOX Trust Series 2021-BLOX Class A, CME Term SOFR 1 month Index + 1.1145%, 5.4435% 9/15/2026 (b)(c)(d)	2,040,000	2,013,483
BLP Commercial Mortgage Trust Series 2024-IND2 Class A, CME Term SOFR 1 month Index + 1.3422%, 5.6709% 3/15/2041 (b)(c)(d)	411,791	412,048
BMARK Trust Series 2024-V8 Class A1, 5.514% 7/15/2057	410,115	415,787
BMO Mortgage Trust Series 2024-5C4 Class A3, 6.5262% 5/15/2057 (c)	1,000,000	1,056,886
BMO Series 2024-C8 Class A1, 5.5422% 3/15/2057	424,078	425,801
BPR Trust Series 2021-TY Class B, CME Term SOFR 1 month Index + 1.2645%, 5.5935% 9/15/2038 (b)(c)(d)	780,000	772,245
BX Commercial Mortgage Trust 24-MDHS Series 2024-MDHS Class A, 5.97% 5/15/2041 (b)(c)	812,593	813,609
BX Commercial Mortgage Trust 24-MDHS Series 2024-MDHS Class B, CME Term SOFR 1 month Index + 1.841%, 6.1697% 5/15/2041 (b)(c)(d)	792,677	792,677
BX Commercial Mortgage Trust Series 2019-IMC Class A, CME Term SOFR 1 month Index + 1.0463%, 5.3753% 4/15/2034 (b)(c)(d)	1,005,541	996,114
BX Commercial Mortgage Trust Series 2021-PAC Class A, CME Term SOFR 1 month Index + 0.8036%, 5.1326% 10/15/2036 (b)(c)(d)	1,872,000	1,863,823
BX Commercial Mortgage Trust Series 2021-VINO Class A, CME Term SOFR 1 month Index + 0.7668%, 5.0958% 5/15/2038 (b)(c)(d)	278,321	278,147
BX Commercial Mortgage Trust Series 2022-LP2 Class A, CME Term SOFR 1 month Index + 1.0129%, 5.3416% 2/15/2039 (b)(c)(d)	1,376,225	1,373,644
BX Commercial Mortgage Trust Series 2024-GPA3 Class A, CME Term SOFR 1 month Index + 1.2928%, 5.6215% 12/15/2039 (b)(c)(d)	260,684	260,684
BX Commercial Mortgage Trust Series 2024-GPA3 Class B, CME Term SOFR 1 month Index + 1.6423%, 5.971% 12/15/2039 (b)(c)(d)	670,466	670,466
BX Commercial Mortgage Trust Series 2024-SLCT Class B, CME Term SOFR 1 month Index + 1.7928%, 6.1215% 1/15/2042 (b)(c)(d)	410,000	412,757
BX Commercial Mortgage Trust Series 2024-SLCT Class C, CME Term SOFR 1 month Index + 2.392%, 6.7207% 1/15/2042 (b)(c)(d)	1,045,000	1,037,811
BX Trust 2025-ROIC Series 2025-ROIC Class A, CME Term SOFR 1 month Index + 1.1438%, 5.4725% 3/15/2030 (b)(c)(d)	1,964,000	1,949,270
BX Trust Series 2021-ACNT Class A, CME Term SOFR 1 month Index + 0.9645%, 5.2935% 11/15/2038 (b)(c)(d)	1,575,715	1,574,730
BX Trust Series 2021-BXMF Class A, CME Term SOFR 1 month Index + 0.7504%, 5.0794% 10/15/2026 (b)(c)(d)	1,385,765	1,380,568
BX Trust Series 2021-SOAR Class A, CME Term SOFR 1 month Index + 0.7845%, 5.1135% 6/15/2038 (b)(c)(d)	1,557,963	1,556,989
BX Trust Series 2024-XL4 Class A, CME Term SOFR 1 month Index + 1.442%, 5.7707% 2/15/2039 (b)(c)(d)	985,795	987,026
CAMB Commercial Mortgage Trust Series 2019-LIFE Class A, CME Term SOFR 1 month Index + 1.367%, 5.696% 12/15/2037 (b)(c)(d)	1,015,000	1,014,366
COMM Mortgage Trust Series 2014-CR15 Class B, 3.917% 2/10/2047 (c)	465,237	452,192
CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4, 3.7182% 8/15/2048	394,414	392,021
CSMC Trust Series 2017-CHOP Class A, Prime Rate -2.306%, 5.194% 7/15/2032 (b)(c)(d)	997,340	989,807
CSMC Trust Series 2020-NET Class A, 2.2569% 8/15/2037 (b)	171,815	169,856
CSMC Trust Series 2020-NET Class D, 3.7042% 8/15/2037 (b)(c)	985,000	970,634
Extended Stay America Trust Series 2021-ESH Class C, CME Term SOFR 1 month Index + 1.8145%, 6.1435% 7/15/2038 (b)(c)(d)	699,048	699,048
Freddie Mac Multifamily Structured pass-thru certificates Series 2023-K753 Class A1, 4.6% 6/25/2030	554,306	559,801
GS Mortgage Securities Trust Series 2021-IP Class A, CME Term SOFR 1 month Index + 1.0645%, 5.3935% 10/15/2036 (b)(c)(d)	1,087,000	1,080,206
Hilt Commercial Mortgage Trust Series 2024-ORL Class B, CME Term SOFR 1 month Index + 1.9407%, 6.2694% 5/15/2037 (b)(c)(d)	965,000	963,191
HYT Commercial Mortgage Trust Series 2024-RGCY Class A, CME Term SOFR 1 month Index + 1.8415%, 6.1702% 9/15/2041 (b)(c)(d)	1,595,000	1,594,003
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-609M Class B, CME Term SOFR 1 month Index + 2.1345%, 6.4635% 10/15/2033 (b)(c)(d)	995,000	985,050
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-609M Class C, CME Term SOFR 1 month Index + 2.5345%, 6.8635% 10/15/2033 (b)(c)(d)	805,000	794,938
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-BKWD Class A, CME Term SOFR 1 month Index + 1.6145%, 5.9435% 9/15/2029 (b)(c)(d)	738,093	699,385
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-BKWD Class C, CME Term SOFR 1 month Index + 2.2145%, 6.5435% 9/15/2029 (b)(c)(d)	575,000	471,556
KNDR Trust Series 2021-KIND Class C, CME Term SOFR 1 month Index + 1.8645%, 6.2% 8/15/2038 (b)(c)(d)	972,018	956,222
Life Financial Services Trust Series 2022-BMR2 Class A1, CME Term SOFR 1 month Index + 1.2952%, 5.624% 5/15/2039 (b)(c)(d)	2,874,000	2,787,781
MARQ Trust Series 2024-HOU Class B, CME Term SOFR 1 month Index + 2.0907%, 6.4194% 6/15/2039 (b)(c)(d)	1,070,000	1,063,790
Medical Commercial Mtg Trust Series 2024-MOB Class A, CME Term SOFR 1 month Index + 1.5915%, 5.9202% 5/15/2041 (b)(c)(d)	995,000	991,139
MHC Commercial Mortgage Trust Series 2021-MHC Class B, CME Term SOFR 1 month Index + 1.2154%, 5.5444% 4/15/2038 (b)(c)(d)	568,000	567,645
MHP Commercial Mortgage Trust Series 2021-STOR Class A, CME Term SOFR 1 month Index + 0.8145%, 5.1435% 7/15/2038 (b)(c)(d)	907,000	905,866
Morgan Stanley Capital I Trust Series 2014-150E Class A, 3.912% 9/9/2032 (b)	1,325,000	1,176,413
Morgan Stanley Capital I Trust Series 2018-BOP Class A, CME Term SOFR 1 month Index + 0.897%, 5.226% 8/15/2033 (b)(c)(d)	3,654,512	2,985,774
OPEN Trust Series 2023-AIR Class A, CME Term SOFR 1 month Index + 3.0891%, 7.4178% 11/15/2040 (b)(c)(d)	166,258	166,719
RLGH Trust Series 2021-TROT Class A, CME Term SOFR 1 month Index + 0.9145%, 5.2435% 4/15/2036 (b)(c)(d)	650,000	648,059
ROCK Trust Series 2024-CNTR Class A, 5.3883% 11/13/2041 (b)	750,000	758,798
SDR Commercial Mortgage Trust Series 2024-DSNY Class B, CME Term SOFR 1 month Index + 1.7412%, 6.0699% 5/15/2039 (b)(c)(d)	790,000	778,397
SREIT Trust Series 2021-MFP Class A, CME Term SOFR 1 month Index + 0.8453%, 5.174% 11/15/2038 (b)(c)(d)	1,470,489	1,468,651
TCO Commercial Mortgage Trust Series 2024-DPM Class A, CME Term SOFR 1 month Index + 1.2429%, 5.5716% 12/15/2039 (b)(c)(d)	869,000	868,727
Wells Fargo Commercial Mortgage Trust Series 2024-GRP Class A, CME Term SOFR 1 month Index + 1.7913%, 6.12% 10/15/2041 (b)(c)(d)	1,060,000	1,063,605
TOTAL UNITED STATES		57,513,274
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $58,709,559)		57,513,274

Fixed-Income Funds - 6.3%
	Shares	Value ($)
Baird Short-Term Bond Fund Institutional Class	8,098,963	77,021,142
iShares 1-3 Year Treasury Bond ETF (f)	2,001,555	165,428,521
TOTAL FIXED-INCOME FUNDS (Cost $241,969,802)		242,449,663

Non-Convertible Corporate Bonds - 19.8%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.4%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
NBN Co Ltd 1.45% 5/5/2026 (b)	1,765,000	1,714,742
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Woodside Finance Ltd 3.7% 9/15/2026 (b)	487,000	480,323
Financials - 0.1%
Banks - 0.1%
Commonwealth Bank of Australia U.S. SOFR Index + 0.46%, 4.7382% 11/27/2026 (b)(c)(d)	3,000,000	3,003,885
Health Care - 0.0%
Biotechnology - 0.0%
CSL Finance PLC 3.85% 4/27/2027 (b)	395,000	390,086
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Sydney Airport Finance Co Pty Ltd 3.625% 4/28/2026 (b)	242,000	239,530
Materials - 0.3%
Containers & Packaging - 0.1%
Brambles USA Inc 4.125% 10/23/2025 (b)	2,100,000	2,093,321
Metals & Mining - 0.2%
BHP Billiton Finance USA Ltd 5% 2/21/2030	1,625,000	1,650,156
Glencore Funding LLC 1.625% 4/27/2026 (b)	1,600,000	1,557,125
Glencore Funding LLC U.S. SOFR Averages Index + 0.75%, 5.0901% 10/1/2026 (b)(c)(d)	2,600,000	2,601,662
Rio Tinto Finance USA PLC 4.875% 3/14/2030	730,000	737,952
		6,546,895
TOTAL MATERIALS		8,640,216

Utilities - 0.0%
Gas Utilities - 0.0%
APA Infrastructure Ltd 4.25% 7/15/2027 (b)	1,550,000	1,538,845
TOTAL AUSTRALIA		16,007,627
CANADA - 1.3%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Rogers Communications Inc 3.2% 3/15/2027	1,790,000	1,751,092
Rogers Communications Inc 5% 2/15/2029	1,835,000	1,848,533
		3,599,625
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Canadian Natural Resources Ltd 2.05% 7/15/2025	1,930,000	1,923,641
Canadian Natural Resources Ltd 3.85% 6/1/2027	828,000	816,193
Enbridge Inc 5.9% 11/15/2026	400,000	406,737
Enbridge Inc 6% 11/15/2028	325,000	339,580
South Bow USA Infrastructure Holdings LLC 4.911% 9/1/2027 (b)	1,180,000	1,180,833
		4,666,984
Financials - 1.1%
Banks - 1.1%
Bank of Montreal 0.949% 1/22/2027 (c)	3,200,000	3,123,080
Bank of Montreal 3.7% 6/7/2025	1,490,000	1,489,628
Bank of Montreal 4.567% 9/10/2027 (c)	2,804,000	2,801,714
Bank of Montreal 5.92% 9/25/2025	5,000,000	5,021,126
Bank of Nova Scotia/The 2.7% 8/3/2026	2,700,000	2,647,567
Bank of Nova Scotia/The 5.35% 12/7/2026	2,600,000	2,632,110
Federation des Caisses Desjardins du Quebec U.S. SOFR Index + 0.63%, 4.9466% 1/27/2027 (b)(c)(d)	3,000,000	3,007,300
National Bank of Canada 4.95% 2/1/2028 (c)	2,522,000	2,532,871
Royal Bank of Canada 4.51% 10/18/2027 (c)	2,600,000	2,600,909
Royal Bank of Canada 5.069% 7/23/2027 (c)	3,500,000	3,523,133
Royal Bank of Canada U.S. SOFR Averages Index + 0.72%, 5.0396% 10/18/2027 (c)(d)	3,100,000	3,101,708
Toronto Dominion Bank U.S. SOFR Index + 0.48%, 4.8096% 10/10/2025 (c)(d)	4,000,000	4,002,720
Toronto Dominion Bank U.S. SOFR Index + 0.62%, 4.9613% 12/17/2026 (c)(d)	4,100,000	4,103,074
		40,586,940
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
Element Fleet Management Corp 5.037% 3/25/2030 (b)	690,000	686,811
Element Fleet Management Corp 5.643% 3/13/2027 (b)	660,000	669,546
		1,356,357
Ground Transportation - 0.0%
Canadian Pacific Railway Co 1.75% 12/2/2026	580,000	557,561
TOTAL INDUSTRIALS		1,913,918

Materials - 0.0%
Chemicals - 0.0%
Nutrien Ltd 4.9% 3/27/2028	400,000	404,199
TOTAL CANADA		51,171,666
CHILE - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Corp Nacional del Cobre de Chile 3% 9/30/2029 (g)	1,400,000	1,277,500
Corp Nacional del Cobre de Chile 3.625% 8/1/2027 (g)	404,000	394,304

TOTAL CHILE		1,671,804
DENMARK - 0.2%
Financials - 0.2%
Banks - 0.2%
Danske Bank A/S 4.613% 10/2/2030 (b)(c)	770,000	761,598
Danske Bank A/S 5.427% 3/1/2028 (b)(c)	730,000	741,169
Danske Bank A/S 6.259% 9/22/2026 (b)(c)	5,700,000	5,721,478

TOTAL DENMARK		7,224,245
FINLAND - 0.1%
Financials - 0.1%
Banks - 0.1%
Nordea Bank Abp U.S. SOFR Index + 0.7%, 5.0413% 3/17/2028 (b)(c)(d)	2,595,000	2,596,355
FRANCE - 0.5%
Financials - 0.5%
Banks - 0.5%
Banque Federative du Credit Mutuel SA 4.935% 1/26/2026 (b)	650,000	651,481
BNP Paribas SA 2.219% 6/9/2026 (b)(c)	2,000,000	1,998,976
BNP Paribas SA 2.591% 1/20/2028 (b)(c)	2,700,000	2,606,165
BNP Paribas SA 4.792% 5/9/2029 (b)(c)	1,760,000	1,757,029
BPCE SA 1.652% 10/6/2026 (b)(c)	4,500,000	4,446,662
Credit Agricole SA 5.222% 5/27/2031 (b)(c)	705,000	711,189
Credit Agricole SA 5.23% 1/9/2029 (b)(c)	1,225,000	1,237,912
Credit Agricole SA 5.589% 7/5/2026 (b)	2,600,000	2,632,606
Societe Generale SA 5.249% 5/22/2029 (b)(c)	1,280,000	1,285,786
Societe Generale SA 5.519% 1/19/2028 (b)(c)	1,205,000	1,214,018

TOTAL FRANCE		18,541,824
GERMANY - 1.0%
Consumer Discretionary - 0.7%
Automobiles - 0.7%
BMW US Capital LLC 4.6% 8/13/2027 (b)	1,965,000	1,968,802
BMW US Capital LLC U.S. SOFR Averages Index + 0.8%, 5.0885% 8/13/2026 (b)(c)(d)	3,000,000	3,010,434
Mercedes-Benz Finance North America LLC 4.8% 1/11/2027 (b)	2,040,000	2,043,813
Mercedes-Benz Finance North America LLC 4.8% 3/30/2026 (b)	365,000	365,751
Mercedes-Benz Finance North America LLC U.S. SOFR Index + 0.78%, 5.1201% 4/1/2027 (b)(c)(d)	3,500,000	3,496,257
Volkswagen Group of America Finance LLC 3.95% 6/6/2025 (b)	760,000	759,919
Volkswagen Group of America Finance LLC 4.85% 8/15/2027 (b)	1,375,000	1,368,795
Volkswagen Group of America Finance LLC 5.05% 3/27/2028 (b)	580,000	579,775
Volkswagen Group of America Finance LLC 5.4% 3/20/2026 (b)	2,000,000	2,007,752
Volkswagen Group of America Finance LLC 5.7% 9/12/2026 (b)	1,425,000	1,437,241
Volkswagen Group of America Finance LLC 5.8% 9/12/2025 (b)	5,660,000	5,669,048
Volkswagen Group of America Finance LLC 6% 11/16/2026 (b)	650,000	658,772
Volkswagen Group of America Finance LLC U.S. SOFR Index + 1.06%, 5.3485% 8/14/2026 (b)(c)(d)	2,956,000	2,965,619
		26,331,978
Financials - 0.2%
Capital Markets - 0.2%
Deutsche Bank AG/New York NY 2.129% 11/24/2026 (c)	3,200,000	3,155,232
Deutsche Bank AG/New York NY 6.119% 7/14/2026 (c)	2,000,000	2,002,108
Deutsche Bank AG/New York NY 7.146% 7/13/2027 (c)	3,000,000	3,071,213
		8,228,553
Health Care - 0.1%
Pharmaceuticals - 0.1%
Bayer US Finance II LLC 4.25% 12/15/2025 (b)	2,000,000	1,992,563
Industrials - 0.0%
Machinery - 0.0%
Daimler Truck Finance North America LLC 5% 1/15/2027 (b)	325,000	326,951
Daimler Truck Finance North America LLC 5.125% 9/25/2027 (b)	690,000	696,801
		1,023,752
TOTAL GERMANY		37,576,846
HONG KONG - 0.0%
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
HPHT Finance 21 II Ltd 1.5% 9/17/2026 (g)	650,000	622,176
INDIA - 0.1%
Financials - 0.1%
Banks - 0.1%
HDFC Bank Ltd/Gandhinagar 5.686% 3/2/2026 (g)	800,000	804,656
State Bank of India/London 1.8% 7/13/2026 (g)	1,850,000	1,790,386

TOTAL INDIA		2,595,042
INDONESIA - 0.0%
Financials - 0.0%
Banks - 0.0%
Bank Mandiri Persero Tbk PT 5.5% 4/4/2026 (g)	1,900,000	1,909,500
IRELAND - 0.4%
Financials - 0.3%
Banks - 0.1%
Bank of Ireland Group PLC 2.029% 9/30/2027 (b)(c)	2,200,000	2,120,237
Consumer Finance - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.75% 1/30/2026	3,200,000	3,135,173
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45% 10/1/2025	2,000,000	1,997,487
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.1% 1/15/2027	695,000	708,661
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.45% 4/15/2027	1,551,000	1,596,075
		7,437,396
TOTAL FINANCIALS		9,557,633

Industrials - 0.1%
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd 2.125% 2/21/2026 (b)	2,010,000	1,964,619
Avolon Holdings Funding Ltd 4.25% 4/15/2026 (b)	2,600,000	2,581,007
Avolon Holdings Funding Ltd 5.75% 3/1/2029 (b)	685,000	697,443
Avolon Holdings Funding Ltd 6.375% 5/4/2028 (b)	300,000	310,556
		5,553,625
TOTAL IRELAND		15,111,258
ITALY - 0.2%
Utilities - 0.2%
Electric Utilities - 0.2%
Enel Finance International NV 1.625% 7/12/2026 (b)(e)	4,805,000	4,644,643
Enel Finance International NV 7.05% 10/14/2025 (b)(e)	4,025,000	4,052,864

TOTAL ITALY		8,697,507
JAPAN - 0.1%
Consumer Staples - 0.0%
Tobacco - 0.0%
Japan Tobacco Inc 4.892% 5/15/2028 (b)	1,620,000	1,635,086
Financials - 0.1%
Banks - 0.1%
Sumitomo Mitsui Financial Group Inc 1.402% 9/17/2026	2,800,000	2,690,591
TOTAL JAPAN		4,325,677
KAZAKHSTAN - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Tengizchevroil Finance Co International Ltd 4% 8/15/2026 (g)	1,680,000	1,648,920
KOREA (SOUTH) - 0.2%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
KT Corp 4% 8/8/2025 (b)	1,525,000	1,523,003
KT Corp 4.125% 2/2/2028 (b)	900,000	888,501
		2,411,504
Financials - 0.0%
Financial Services - 0.0%
Korea Housing Finance Corp 4.625% 2/24/2028 (b)	1,600,000	1,606,596
Utilities - 0.1%
Electric Utilities - 0.1%
Korea Electric Power Corp 5.375% 4/6/2026 (b)	1,750,000	1,761,956
Korea Hydro & Nuclear Power Co Ltd 1.25% 4/27/2026 (b)	1,421,000	1,380,393
		3,142,349
TOTAL KOREA (SOUTH)		7,160,449
KUWAIT - 0.0%
Materials - 0.0%
Chemicals - 0.0%
EQUATE Petrochemical Co KSC 4.25% 11/3/2026 (g)	1,850,000	1,832,078
MACAU - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Sands China Ltd 3.8% 1/8/2026	1,300,000	1,288,983
NETHERLANDS - 0.5%
Consumer Staples - 0.1%
Beverages - 0.1%
Heineken NV 3.5% 1/29/2028 (b)	4,003,000	3,911,886
Food Products - 0.0%
Viterra Finance BV 2% 4/21/2026 (b)	515,000	501,608
Viterra Finance BV 4.9% 4/21/2027 (b)	1,230,000	1,229,694
		1,731,302
TOTAL CONSUMER STAPLES		5,643,188

Financials - 0.2%
Banks - 0.2%
Cooperatieve Rabobank UA/NY 4.333% 8/28/2026	5,100,000	5,096,923
ING Groep NV 4.858% 3/25/2029 (c)	1,060,000	1,064,192
		6,161,115
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
NXP BV / NXP Funding LLC / NXP USA Inc 3.15% 5/1/2027	195,000	189,971
NXP BV / NXP Funding LLC / NXP USA Inc 3.875% 6/18/2026	2,695,000	2,673,097
NXP BV / NXP Funding LLC / NXP USA Inc 4.3% 6/18/2029	873,000	856,152
NXP BV / NXP Funding LLC / NXP USA Inc 4.4% 6/1/2027	155,000	154,796
NXP BV / NXP Funding LLC 5.35% 3/1/2026	2,600,000	2,613,385
		6,487,401
TOTAL NETHERLANDS		18,291,704
NORWAY - 0.2%
Financials - 0.2%
Banks - 0.2%
DNB Bank ASA 1.127% 9/16/2026 (b)(c)	1,900,000	1,879,585
DNB Bank ASA 1.535% 5/25/2027 (b)(c)	2,000,000	1,939,936
DNB Bank ASA 5.896% 10/9/2026 (b)(c)	3,100,000	3,111,853

TOTAL NORWAY		6,931,374
SAUDI ARABIA - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Ma'aden Sukuk Ltd 5.25% 2/13/2030 (b)	1,500,000	1,515,908
SPAIN - 0.1%
Financials - 0.1%
Banks - 0.1%
Banco Santander SA 5.552% 3/14/2028 (c)	800,000	809,633
CaixaBank SA 6.684% 9/13/2027 (b)(c)	1,530,000	1,565,290

TOTAL SPAIN		2,374,923
SWEDEN - 0.1%
Financials - 0.1%
Banks - 0.1%
Svenska Handelsbanken AB 1.418% 6/11/2027 (b)(c)	3,200,000	3,096,430
Swedbank AB 6.136% 9/12/2026 (b)	2,400,000	2,448,315

TOTAL SWEDEN		5,544,745
SWITZERLAND - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
UBS Group AG 1.494% 8/10/2027 (b)(c)	3,375,000	3,247,087
UBS Group AG 2.193% 6/5/2026 (b)(c)	4,300,000	4,299,158
UBS Group AG 6.327% 12/22/2027 (b)(c)	1,260,000	1,289,671
UBS Group AG 6.373% 7/15/2026 (b)(c)	2,000,000	2,002,792
		10,838,708
Materials - 0.0%
Construction Materials - 0.0%
Holcim Finance US LLC 4.7% 4/7/2028 (b)	1,025,000	1,030,243
Holcim Finance US LLC 5% 4/7/2030 (b)	375,000	377,407
		1,407,650
TOTAL SWITZERLAND		12,246,358
UNITED KINGDOM - 1.6%
Consumer Staples - 0.3%
Beverages - 0.0%
Coca-Cola Europacific Partners PLC 1.5% 1/15/2027 (b)	475,000	452,700
Diageo Investment Corp 5.156% 8/15/2030	365,000	372,415
		825,115
Tobacco - 0.3%
BAT International Finance PLC 1.668% 3/25/2026	2,985,000	2,914,283
BAT International Finance PLC 4.448% 3/16/2028	1,985,000	1,978,746
Imperial Brands Finance PLC 4.25% 7/21/2025 (b)	1,061,000	1,059,785
Reynolds American Inc 4.45% 6/12/2025	5,000,000	4,999,626
		10,952,440
TOTAL CONSUMER STAPLES		11,777,555

Financials - 1.2%
Banks - 1.2%
Barclays PLC 5.086% 2/25/2029 (c)	1,085,000	1,091,240
Barclays PLC 5.304% 8/9/2026 (c)	3,000,000	3,002,669
Barclays PLC 5.829% 5/9/2027 (c)	2,600,000	2,623,729
Barclays PLC 6.496% 9/13/2027 (c)	2,600,000	2,654,409
Barclays PLC 7.325% 11/2/2026 (c)	4,145,000	4,187,346
HSBC Holdings PLC 2.099% 6/4/2026 (c)	5,500,000	5,499,186
HSBC Holdings PLC 4.899% 3/3/2029 (c)	1,005,000	1,007,285
HSBC Holdings PLC 5.13% 11/19/2028 (c)	1,220,000	1,228,992
HSBC Holdings PLC 5.597% 5/17/2028 (c)	1,045,000	1,060,524
HSBC Holdings PLC 5.887% 8/14/2027 (c)	2,600,000	2,632,259
HSBC Holdings PLC 7.336% 11/3/2026 (c)	2,000,000	2,020,071
Lloyds Banking Group PLC 1.627% 5/11/2027 (c)	3,200,000	3,109,245
Lloyds Banking Group PLC 4.716% 8/11/2026 (c)	2,000,000	1,999,362
Lloyds Banking Group PLC 5.462% 1/5/2028 (c)	800,000	809,102
Lloyds Banking Group PLC 5.985% 8/7/2027 (c)	2,000,000	2,027,905
NatWest Group PLC 1.642% 6/14/2027 (c)	2,000,000	1,937,861
NatWest Group PLC 5.847% 3/2/2027 (c)	3,300,000	3,326,710
NatWest Group PLC 7.472% 11/10/2026 (c)	3,000,000	3,034,455
Standard Chartered PLC 4.3% 2/19/2027 (b)	327,000	323,587
Standard Chartered PLC 5.688% 5/14/2028 (b)(c)	780,000	791,734
		44,367,671
Health Care - 0.1%
Pharmaceuticals - 0.1%
GlaxoSmithKline Capital PLC U.S. SOFR Index + 0.5%, 4.8428% 3/12/2027 (c)(d)	3,046,000	3,053,341
Industrials - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC 5% 3/26/2027 (b)	840,000	846,899
TOTAL UNITED KINGDOM		60,045,466
UNITED STATES - 12.5%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.1%
SBA Tower Trust 4.831% 10/15/2029 (b)	2,245,000	2,233,344
SBA Tower Trust 6.599% 11/15/2052 (b)	1,160,000	1,189,105
Verizon Communications Inc 2.1% 3/22/2028	1,583,000	1,488,936
		4,911,385
Entertainment - 0.0%
Take-Two Interactive Software Inc 5% 3/28/2026	1,375,000	1,377,981
Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908% 7/23/2025	1,034,000	1,033,840
Charter Communications Operating LLC / Charter Communications Operating Capital 6.15% 11/10/2026	435,000	442,689
Comcast Corp 4.15% 10/15/2028	440,000	437,102
Cox Communications Inc 3.35% 9/15/2026 (b)	345,000	338,502
Cox Communications Inc 3.5% 8/15/2027 (b)	350,000	340,882
Omnicom Group Inc / Omnicom Capital Inc 3.6% 4/15/2026	370,000	366,331
		2,959,346
Wireless Telecommunication Services - 0.2%
Sprint LLC 7.625% 3/1/2026	2,500,000	2,527,482
T-Mobile USA Inc 2.625% 4/15/2026	3,200,000	3,150,404
T-Mobile USA Inc 5.375% 4/15/2027	2,000,000	2,000,483
		7,678,369
TOTAL COMMUNICATION SERVICES		16,927,081

Consumer Discretionary - 1.3%
Automobile Components - 0.0%
Aptiv Swiss Holdings Ltd 4.65% 9/13/2029	555,000	545,909
Automobiles - 0.9%
American Honda Finance Corp 4.95% 1/9/2026	2,308,000	2,311,901
American Honda Finance Corp 5.65% 11/15/2028	1,245,000	1,286,515
American Honda Finance Corp U.S. SOFR Index + 0.45%, 4.7917% 6/13/2025 (c)(d)	3,000,000	3,000,251
American Honda Finance Corp U.S. SOFR Index + 0.65%, 4.9389% 5/20/2026 (c)(d)	2,600,000	2,601,766
General Motors Co 5.35% 4/15/2028	535,000	539,318
General Motors Financial Co Inc 2.75% 6/20/2025	2,000,000	1,998,048
General Motors Financial Co Inc 5.05% 4/4/2028	1,575,000	1,578,847
General Motors Financial Co Inc 5.35% 7/15/2027	1,236,000	1,244,917
General Motors Financial Co Inc 5.4% 4/6/2026	2,495,000	2,502,354
General Motors Financial Co Inc 5.4% 5/8/2027	711,000	716,867
Hyundai Capital America 4.85% 3/25/2027 (b)	615,000	614,169
Hyundai Capital America 5% 1/7/2028 (b)	985,000	985,951
Hyundai Capital America 5.25% 1/8/2027 (b)	675,000	678,247
Hyundai Capital America 5.45% 6/24/2026 (b)	2,000,000	2,009,978
Hyundai Capital America 5.5% 3/30/2026 (b)	935,000	940,057
Hyundai Capital America 5.6% 3/30/2028 (b)	580,000	590,521
Hyundai Capital America 5.8% 6/26/2025 (b)	5,000,000	5,002,280
Hyundai Capital America 6.25% 11/3/2025 (b)	440,000	442,228
Stellantis Finance US Inc 5.35% 3/17/2028 (b)	200,000	200,576
		29,244,791
Broadline Retail - 0.0%
eBay Inc 3.6% 6/5/2027	1,905,000	1,876,570
Diversified Consumer Services - 0.0%
ERAC USA Finance LLC 4.6% 5/1/2028 (b)	1,205,000	1,212,123
ERAC USA Finance LLC 5% 2/15/2029 (b)	505,000	513,936
		1,726,059
Hotels, Restaurants & Leisure - 0.1%
Darden Restaurants Inc 4.35% 10/15/2027	1,120,000	1,116,421
Marriott International Inc/MD 3.125% 6/15/2026	1,628,000	1,601,727
Marriott International Inc/MD 5.45% 9/15/2026	325,000	328,365
McDonald's Corp 3.8% 4/1/2028	1,646,000	1,625,728
Starbucks Corp 2% 3/12/2027	300,000	287,127
Starbucks Corp 4% 11/15/2028	755,000	744,257
		5,703,625
Household Durables - 0.0%
Mohawk Industries Inc 5.85% 9/18/2028	416,000	429,683
Leisure Products - 0.0%
Mattel Inc 3.375% 4/1/2026 (b)	1,418,000	1,396,148
Specialty Retail - 0.3%
Advance Auto Parts Inc 5.9% 3/9/2026	800,000	804,184
AutoZone Inc 5.165% 6/15/2030	800,000	812,639
Home Depot Inc/The U.S. SOFR Index + 0.33%, 4.6738% 12/24/2025 (c)(d)	2,335,000	2,337,349
O'Reilly Automotive Inc 4.35% 6/1/2028	723,000	722,120
O'Reilly Automotive Inc 5.75% 11/20/2026	2,298,000	2,336,929
		7,013,221
TOTAL CONSUMER DISCRETIONARY		47,936,006

Consumer Staples - 0.5%
Beverages - 0.1%
Keurig Dr Pepper Inc U.S. SOFR Index + 0.58%, 4.8863% 11/15/2026 (c)(d)	2,985,000	2,989,448
Consumer Staples Distribution & Retail - 0.3%
Dollar General Corp 3.875% 4/15/2027	373,000	367,551
Dollar General Corp 4.125% 5/1/2028	1,279,000	1,261,320
Dollar General Corp 4.625% 11/1/2027	620,000	619,951
Dollar General Corp 5.2% 7/5/2028	584,000	591,864
Kroger Co/The 2.65% 10/15/2026	812,000	792,954
Mars Inc 4.45% 3/1/2027 (b)	2,200,000	2,202,132
Mars Inc 4.55% 4/20/2028 (b)	1,660,000	1,669,871
Mars Inc 4.6% 3/1/2028 (b)	1,080,000	1,085,027
Mars Inc 4.8% 3/1/2030 (b)	990,000	996,110
Walmart Inc U.S. SOFR Averages Index + 0.43%, 4.7471% 4/28/2027 (c)(d)	2,436,000	2,442,187
		12,028,967
Food Products - 0.1%
McCormick & Co Inc/MD 0.9% 2/15/2026	3,450,000	3,360,277
The Campbell's Company 5.3% 3/20/2026	579,000	581,446
		3,941,723
Tobacco - 0.0%
Altria Group Inc 2.625% 9/16/2026	855,000	835,079
Philip Morris International Inc 5.125% 11/17/2027	307,000	312,451
		1,147,530
TOTAL CONSUMER STAPLES		20,107,668

Energy - 0.9%
Energy Equipment & Services - 0.0%
Schlumberger Holdings Corp 3.9% 5/17/2028 (b)	1,363,000	1,340,834
Oil, Gas & Consumable Fuels - 0.9%
BP Capital Markets PLC 3.723% 11/28/2028	855,000	835,631
Cheniere Corpus Christi Holdings LLC 5.125% 6/30/2027	1,005,000	1,012,599
Chevron USA Inc U.S. SOFR Averages Index + 0.36%, 4.6382% 2/26/2027 (c)(d)	2,704,000	2,704,406
Columbia Pipelines Holding Co LLC 6.055% 8/15/2026 (b)	150,000	151,574
DCP Midstream Operating LP 5.375% 7/15/2025	1,510,000	1,510,383
Diamondback Energy Inc 5.2% 4/18/2027	525,000	530,032
Energy Transfer LP 5.25% 7/1/2029	645,000	655,568
Energy Transfer LP 5.625% 5/1/2027 (b)	2,000,000	2,000,089
Energy Transfer LP 6.05% 12/1/2026	1,885,000	1,921,122
EQT Corp 3.125% 5/15/2026 (b)	1,715,000	1,684,048
Gray Oak Pipeline LLC 2.6% 10/15/2025 (b)	385,000	380,186
HF Sinclair Corp 5.75% 1/15/2031	1,220,000	1,226,664
Kinder Morgan Inc 5.15% 6/1/2030	860,000	868,081
Occidental Petroleum Corp 5% 8/1/2027	655,000	655,108
Occidental Petroleum Corp 5.2% 8/1/2029	465,000	461,910
ONEOK Inc 4.25% 9/24/2027	1,570,000	1,559,720
ONEOK Inc 4.85% 7/15/2026	1,899,000	1,900,419
ONEOK Inc 5.55% 11/1/2026	990,000	1,001,239
Ovintiv Inc 5.375% 1/1/2026	461,000	461,190
Sabine Pass Liquefaction LLC 4.2% 3/15/2028	308,000	305,119
Sabine Pass Liquefaction LLC 5.875% 6/30/2026	1,970,000	1,981,921
Schlumberger Investment SA 4.5% 5/15/2028	749,000	750,745
Targa Resources Corp 5.2% 7/1/2027	345,000	348,304
Transcontinental Gas Pipe Line Co LLC 7.85% 2/1/2026	3,000,000	3,036,981
Valero Energy Corp 5.15% 2/15/2030	365,000	369,131
Western Gas Partners LP 4.65% 7/1/2026	2,000,000	1,994,412
Williams Cos Inc/The 4.8% 11/15/2029	670,000	673,733
Williams Cos Inc/The 5.4% 3/2/2026	2,140,000	2,150,664
		33,130,979
TOTAL ENERGY		34,471,813

Financials - 5.5%
Banks - 2.2%
Bank of America Corp 1.319% 6/19/2026 (c)	4,500,000	4,491,253
Bank of America Corp 1.658% 3/11/2027 (c)	3,100,000	3,028,393
Bank of America Corp 1.734% 7/22/2027 (c)	3,465,000	3,351,685
Bank of America Corp 3.559% 4/23/2027 (c)	2,700,000	2,672,342
Bank of America Corp 4.623% 5/9/2029 (c)	1,435,000	1,434,660
Bank of America Corp 5.08% 1/20/2027 (c)	645,000	646,354
Citibank NA 4.929% 8/6/2026	3,000,000	3,016,895
Citibank NA U.S. SOFR Index + 0.781%, 5.1013% 5/29/2027 (c)(d)	2,650,000	2,651,232
Citigroup Inc 4.4% 6/10/2025	355,000	354,917
Citigroup Inc 5.174% 2/13/2030 (c)	710,000	719,123
Citigroup Inc U.S. SOFR Index + 1.1143%, 5.437% 5/7/2028 (c)(d)	2,200,000	2,204,770
Huntington National Bank/The U.S. SOFR Index + 0.72%, 5.0452% 4/12/2028 (c)(d)	2,312,000	2,306,497
JPMorgan Chase & Co 1.04% 2/4/2027 (c)	3,025,000	2,951,632
JPMorgan Chase & Co 1.578% 4/22/2027 (c)	3,200,000	3,116,235
JPMorgan Chase & Co 4.979% 7/22/2028 (c)	800,000	806,293
JPMorgan Chase & Co 5.04% 1/23/2028 (c)	710,000	715,066
JPMorgan Chase & Co 5.103% 4/22/2031 (c)	835,000	847,114
JPMorgan Chase & Co 6.07% 10/22/2027 (c)	2,500,000	2,551,906
JPMorgan Chase & Co U.S. SOFR Index + 0.885%, 5.2043% 4/22/2027 (c)(d)	747,000	748,876
Morgan Stanley Bank NA U.S. SOFR Index + 0.685%, 5.0087% 10/15/2027 (c)(d)	3,000,000	3,000,508
PNC Financial Services Group Inc/The 4.758% 1/26/2027 (c)	4,020,000	4,022,292
PNC Financial Services Group Inc/The 5.102% 7/23/2027 (c)	3,000,000	3,017,645
PNC Financial Services Group Inc/The 5.812% 6/12/2026 (c)	345,000	345,069
Santander Holdings USA Inc 2.49% 1/6/2028 (c)	760,000	730,271
Santander Holdings USA Inc 4.5% 7/17/2025	5,000,000	4,997,123
Santander Holdings USA Inc 6.124% 5/31/2027 (c)	160,000	161,428
Truist Financial Corp 1.267% 3/2/2027 (c)	3,200,000	3,113,804
Truist Financial Corp 6.047% 6/8/2027 (c)	3,000,000	3,038,730
US Bancorp 4.548% 7/22/2028 (c)	1,070,000	1,069,068
US Bancorp 5.727% 10/21/2026 (c)	3,415,000	3,427,850
US Bank NA/Cincinnati OH U.S. SOFR Index + 0.91%, 5.1985% 5/15/2028 (c)(d)	3,500,000	3,505,810
Wells Fargo & Co 3% 4/22/2026	1,000,000	986,403
Wells Fargo & Co 3.196% 6/17/2027 (c)	3,200,000	3,154,005
Wells Fargo & Co 4.54% 8/15/2026 (c)	1,055,000	1,054,573
Wells Fargo & Co 4.9% 1/24/2028 (c)	1,550,000	1,555,728
Wells Fargo & Co 4.97% 4/23/2029 (c)	2,895,000	2,916,546
Wells Fargo Bank NA 5.55% 8/1/2025	3,000,000	3,002,837
		81,714,933
Capital Markets - 1.7%
Athene Global Funding 1.608% 6/29/2026 (b)	2,700,000	2,614,889
Athene Global Funding 2.95% 11/12/2026 (b)	2,700,000	2,632,175
Athene Global Funding 4.86% 8/27/2026 (b)	2,885,000	2,891,673
Athene Global Funding 5.349% 7/9/2027 (b)	860,000	871,466
Athene Global Funding 5.62% 5/8/2026 (b)	3,100,000	3,126,954
Athene Global Funding 5.684% 2/23/2026 (b)	1,320,000	1,328,449
Bank of New York Mellon Corp/The 4.947% 4/26/2027 (c)	2,600,000	2,611,971
Bank of New York Mellon/The 4.729% 4/20/2029 (c)	1,040,000	1,048,957
Bank of New York Mellon/The U.S. SOFR Averages Index + 0.71%, 5.0293% 4/20/2027 (c)(d)	3,500,000	3,509,560
Charles Schwab Corp/The 2.45% 3/3/2027	1,489,000	1,442,372
Charles Schwab Corp/The 3.2% 3/2/2027	375,000	367,967
GA Global Funding Trust 5.4% 1/13/2030 (b)	1,135,000	1,153,773
Goldman Sachs Group Inc/The 1.093% 12/9/2026 (c)	3,100,000	3,041,219
Goldman Sachs Group Inc/The 1.431% 3/9/2027 (c)	2,650,000	2,583,301
Goldman Sachs Group Inc/The 1.542% 9/10/2027 (c)	2,800,000	2,688,550
Goldman Sachs Group Inc/The 4.482% 8/23/2028 (c)	735,000	732,564
Goldman Sachs Group Inc/The 4.937% 4/23/2028 (c)	1,970,000	1,980,033
Goldman Sachs Group Inc/The 5.218% 4/23/2031 (c)	1,100,000	1,116,033
Goldman Sachs Group Inc/The 5.798% 8/10/2026 (c)	700,000	701,291
Goldman Sachs Group Inc/The U.S. SOFR Index + 1.29%, 5.6072% 4/23/2028 (c)(d)	1,900,000	1,911,629
Intercontinental Exchange Inc 3.625% 9/1/2028	754,000	734,369
LPL Holdings Inc 4.9% 4/3/2028	465,000	465,632
LPL Holdings Inc 5.7% 5/20/2027	1,298,000	1,319,545
LPL Holdings Inc 6.75% 11/17/2028	325,000	345,157
Morgan Stanley 1.512% 7/20/2027 (c)	2,700,000	2,605,131
Morgan Stanley 4.679% 7/17/2026 (c)	4,700,000	4,699,368
Morgan Stanley 4.994% 4/12/2029 (c)	1,065,000	1,074,972
Morgan Stanley 6.138% 10/16/2026 (c)	3,000,000	3,015,019
Nasdaq Inc 5.35% 6/28/2028	380,000	389,992
Nasdaq Inc 5.65% 6/28/2025	521,000	521,059
Northern Trust Corp 3.95% 10/30/2025	545,000	543,585
S&P Global Inc 2.45% 3/1/2027	1,810,000	1,755,690
Sammons Financial Group Global Funding 5.05% 1/10/2028 (b)	585,000	591,907
State Street Bank & Trust Co U.S. SOFR Index + 0.46%, 4.7364% 11/25/2026 (c)(d)	1,935,000	1,935,296
State Street Corp 4.834% 4/24/2030	900,000	907,723
State Street Corp 5.751% 11/4/2026 (c)	2,000,000	2,009,271
State Street Corp U.S. SOFR Index + 0.95%, 5.2666% 4/24/2028 (c)(d)	1,189,000	1,195,099
		62,463,641
Consumer Finance - 0.7%
Ally Financial Inc 5.737% 5/15/2029 (c)	670,000	676,562
American Express Co 4.731% 4/25/2029 (c)	840,000	844,685
American Express Co 5.043% 7/26/2028 (c)	710,000	718,358
American Express Co 5.098% 2/16/2028 (c)	380,000	383,472
American Express Co 5.389% 7/28/2027 (c)	2,600,000	2,623,187
American Express Co 5.532% 4/25/2030 (c)	845,000	873,126
American Express Co 5.645% 4/23/2027 (c)	2,600,000	2,623,413
American Express Co 6.338% 10/30/2026 (c)	2,654,000	2,672,171
Capital One Financial Corp 4.985% 7/24/2026 (c)	3,885,000	3,884,970
Capital One Financial Corp 6.312% 6/8/2029 (c)	415,000	432,218
Capital One Financial Corp 7.149% 10/29/2027 (c)	410,000	422,972
Ford Motor Credit Co LLC 5.125% 11/5/2026	780,000	773,060
Ford Motor Credit Co LLC 5.125% 6/16/2025	1,405,000	1,404,944
Ford Motor Credit Co LLC 5.8% 3/5/2027	835,000	834,073
Ford Motor Credit Co LLC 5.918% 3/20/2028	550,000	551,104
Toyota Motor Credit Corp U.S. SOFR Averages Index + 0.45%, 4.7796% 4/10/2026 (c)(d)	3,100,000	3,100,617
Toyota Motor Credit Corp U.S. SOFR Index + 0.77%, 5.064% 8/7/2026 (c)(d)	3,031,000	3,042,650
		25,861,582
Financial Services - 0.4%
BP Capital Markets America Inc 4.234% 11/6/2028	585,000	581,911
CNH Industrial Capital LLC 1.45% 7/15/2026	2,200,000	2,119,304
CNH Industrial Capital LLC 5.45% 10/14/2025	2,800,000	2,809,260
Corebridge Global Funding 4.65% 8/20/2027 (b)	415,000	415,985
Corebridge Global Funding 5.2% 1/12/2029 (b)	325,000	330,896
Crown Castle Towers LLC 4.241% 7/15/2048 (b)	290,000	282,748
Fiserv Inc 4.2% 10/1/2028	686,000	678,646
Fiserv Inc 5.15% 3/15/2027	1,805,000	1,824,766
National Rural Utilities Cooperative Finance Corp 4.12% 9/16/2027	448,000	446,584
National Rural Utilities Cooperative Finance Corp 4.8% 3/15/2028	774,000	783,403
National Rural Utilities Cooperative Finance Corp 5.1% 5/6/2027	582,000	589,508
Penske Truck Leasing Co Lp / PTL Finance Corp 1.7% 6/15/2026 (b)	364,000	352,716
Penske Truck Leasing Co Lp / PTL Finance Corp 5.35% 1/12/2027 (b)	515,000	518,954
Penske Truck Leasing Co Lp / PTL Finance Corp 5.75% 5/24/2026 (b)	2,170,000	2,188,375
Western Union Co/The 1.35% 3/15/2026	2,954,000	2,872,197
		16,795,253
Insurance - 0.5%
American International Group Inc 4.85% 5/7/2030	805,000	808,092
Brighthouse Financial Global Funding 1.55% 5/24/2026 (b)	250,000	242,289
CNO Global Funding 1.75% 10/7/2026 (b)	1,810,000	1,737,687
CNO Global Funding 4.875% 12/10/2027 (b)	410,000	411,112
Equitable Financial Life Global Funding 1.4% 7/7/2025 (b)	116,000	115,646
Equitable Financial Life Global Funding 1.7% 11/12/2026 (b)	460,000	441,953
Equitable Financial Life Global Funding 4.6% 4/1/2027 (b)	1,597,000	1,596,374
Fortitude Group Holdings LLC 6.25% 4/1/2030 (b)	1,865,000	1,888,220
Health Care Service Corp 1.5% 6/1/2025 (b)	1,800,000	1,799,590
Health Care Service Corp 5.2% 6/15/2029 (b)	585,000	592,279
Jackson National Life Global Funding 4.9% 1/13/2027 (b)	3,335,000	3,347,670
Jackson National Life Global Funding 5.55% 7/2/2027 (b)	715,000	726,938
Jackson National Life Global Funding 5.6% 4/10/2026 (b)	1,220,000	1,230,065
Jackson National Life Global Funding U.S. SOFR Index + 0.97%, 5.2952% 1/14/2028 (b)(c)(d)	2,500,000	2,515,403
Marsh & McLennan Cos Inc 4.55% 11/8/2027	1,540,000	1,546,343
Reinsurance Group of America Inc 3.95% 9/15/2026	865,000	857,629
Trinity Acq PLC 4.4% 3/15/2026	250,000	249,054
		20,106,344
TOTAL FINANCIALS		206,941,753

Health Care - 1.1%
Biotechnology - 0.1%
Gilead Sciences Inc 3.65% 3/1/2026	3,000,000	2,980,160
Health Care Equipment & Supplies - 0.2%
Becton Dickinson & Co 4.693% 2/13/2028	1,325,000	1,330,766
Becton Dickinson & Co 6.7% 12/1/2026	731,000	750,965
Solventum Corp 5.4% 3/1/2029	980,000	1,000,100
Solventum Corp 5.45% 2/25/2027	2,010,000	2,034,750
Stryker Corp 4.25% 9/11/2029	830,000	823,946
Stryker Corp 4.7% 2/10/2028	1,815,000	1,831,604
		7,772,131
Health Care Providers & Services - 0.7%
Cencora Inc 3.45% 12/15/2027	190,000	185,471
Cencora Inc 4.625% 12/15/2027	720,000	723,944
Cencora Inc 4.85% 12/15/2029	385,000	387,962
Centene Corp 4.625% 12/15/2029	3,560,000	3,428,284
CVS Health Corp 1.3% 8/21/2027	2,175,000	2,022,330
CVS Health Corp 2.875% 6/1/2026	733,000	719,842
CVS Health Corp 3% 8/15/2026	415,000	407,008
CVS Health Corp 3.875% 7/20/2025	2,500,000	2,496,686
CVS Health Corp 4.3% 3/25/2028	730,000	721,905
CVS Health Corp 5% 2/20/2026	2,822,000	2,825,867
Elevance Health Inc 5.35% 10/15/2025	305,000	305,473
HCA Inc 3.125% 3/15/2027	1,140,000	1,111,129
HCA Inc 5.625% 9/1/2028	2,100,000	2,146,656
HCA Inc 5.875% 2/15/2026	5,665,000	5,676,767
Highmark Inc 1.45% 5/10/2026 (b)	435,000	421,322
Humana Inc 1.35% 2/3/2027	120,000	114,243
Humana Inc 5.75% 12/1/2028	912,000	941,544
Humana Inc 5.75% 3/1/2028	300,000	307,840
Icon Investments Six DAC 5.809% 5/8/2027	1,490,000	1,514,512
PeaceHealth Obligated Group 1.375% 11/15/2025	190,000	186,790
UnitedHealth Group Inc 5.25% 2/15/2028	545,000	555,325
		27,200,900
Health Care Technology - 0.0%
IQVIA Inc 6.25% 2/1/2029	440,000	455,878
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc 1.75% 10/15/2028	720,000	662,566
Pharmaceuticals - 0.1%
Utah Acquisition Sub Inc 3.95% 6/15/2026	1,230,000	1,213,926
Viatris Inc 2.3% 6/22/2027	736,000	697,745
Zoetis Inc 3% 9/12/2027	1,294,000	1,258,115
		3,169,786
TOTAL HEALTH CARE		42,241,421

Industrials - 0.6%
Aerospace & Defense - 0.3%
Boeing Co 2.196% 2/4/2026	2,795,000	2,745,507
Boeing Co 3.2% 3/1/2029	845,000	799,449
Boeing Co 6.259% 5/1/2027	1,695,000	1,742,228
Huntington Ingalls Industries Inc 5.353% 1/15/2030	330,000	335,170
Northrop Grumman Corp 3.25% 1/15/2028	535,000	520,604
		6,142,958
Building Products - 0.0%
Owens Corning 3.4% 8/15/2026	517,000	509,288
Owens Corning 5.5% 6/15/2027	690,000	699,950
		1,209,238
Commercial Services & Supplies - 0.1%
Republic Services Inc 4.75% 7/15/2030	365,000	368,642
Republic Services Inc 4.875% 4/1/2029	1,050,000	1,067,034
Waste Management Inc 3.875% 1/15/2029 (b)	1,505,000	1,473,307
		2,908,983
Electrical Equipment - 0.2%
Regal Rexnord Corp 6.05% 2/15/2026	2,340,000	2,352,265
Regal Rexnord Corp 6.05% 4/15/2028	1,045,000	1,072,877
Trans-Allegheny Interstate Line Co 5.2% 1/15/2031 (b)	190,000	191,464
		3,616,606
Ground Transportation - 0.0%
Uber Technologies Inc 4.5% 8/15/2029 (b)	1,842,000	1,812,119
Industrial Conglomerates - 0.0%
Trane Technologies Financing Ltd 3.5% 3/21/2026	1,842,000	1,828,511
Machinery - 0.0%
Fortive Corp 3.15% 6/15/2026	1,133,000	1,115,545
Passenger Airlines - 0.0%
American Airlines 2017-2 Class B equipment trust certificate 3.7% 4/15/2027	227,960	226,133
Professional Services - 0.0%
Paychex Inc 5.1% 4/15/2030	1,850,000	1,873,986
Trading Companies & Distributors - 0.0%
GATX Corp 3.25% 9/15/2026	455,000	446,550
GATX Corp 3.85% 3/30/2027	284,000	279,659
GATX Corp 5.4% 3/15/2027	1,170,000	1,181,986
		1,908,195
TOTAL INDUSTRIALS		22,642,274

Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp 4.75% 3/30/2026	340,000	340,713
Amphenol Corp 5.05% 4/5/2029	166,000	169,699
Dell International LLC / EMC Corp 4.75% 4/1/2028	1,005,000	1,009,615
Dell International LLC / EMC Corp 6.02% 6/15/2026	3,000,000	3,027,784
Keysight Technologies Inc 5.35% 7/30/2030	855,000	872,435
		5,420,246
IT Services - 0.1%
CDW LLC / CDW Finance Corp 5.1% 3/1/2030	325,000	324,559
IBM Corporation 4.65% 2/10/2028	2,538,000	2,556,405
		2,880,964
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices Inc 1.7% 10/1/2028	425,000	390,284
Foundry JV Holdco LLC 5.5% 1/25/2031 (b)	380,000	384,912
Foundry JV Holdco LLC 5.9% 1/25/2030 (b)	330,000	341,437
Intel Corp 3.15% 5/11/2027	376,000	365,697
Intel Corp 3.75% 8/5/2027	655,000	642,898
Intel Corp 4% 8/5/2029	715,000	693,298
Intel Corp 4.875% 2/10/2028	222,000	223,804
Marvell Technology Inc 1.65% 4/15/2026	1,810,000	1,763,429
Micron Technology Inc 5.375% 4/15/2028	935,000	954,163
		5,759,922
Software - 0.3%
Atlassian Corp 5.25% 5/15/2029	425,000	433,554
Fortinet Inc 1% 3/15/2026	1,485,000	1,443,551
Oracle Corp 5.8% 11/10/2025	510,000	512,680
Synopsys Inc 4.65% 4/1/2028	2,075,000	2,087,542
Synopsys Inc 4.85% 4/1/2030	1,305,000	1,317,585
VMware LLC 1.4% 8/15/2026	3,100,000	2,984,814
Workday Inc 3.5% 4/1/2027	525,000	515,813
		9,295,539
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co 4.45% 9/25/2026	1,481,000	1,478,835
TOTAL INFORMATION TECHNOLOGY		24,835,506

Materials - 0.2%
Chemicals - 0.2%
Celanese US Holdings LLC 1.4% 8/5/2026	930,000	891,064
Celanese US Holdings LLC 6.415% 7/15/2027 (c)	579,000	593,649
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP 3.4% 12/1/2026 (b)	2,600,000	2,558,816
FMC Corp 3.2% 10/1/2026	535,000	522,855
FMC Corp 3.45% 10/1/2029	848,000	780,948
International Flavors & Fragrances Inc 1.23% 10/1/2025 (b)	822,000	811,793
LYB International Finance III LLC 1.25% 10/1/2025	942,000	930,548
Sherwin-Williams Co/The 4.25% 8/8/2025	420,000	419,303
		7,508,976
Real Estate - 0.4%
Industrial REITs - 0.0%
Prologis LP 3.875% 9/15/2028	350,000	345,110
Office REITs - 0.1%
COPT Defense Properties LP 2.25% 3/15/2026	2,700,000	2,643,386
Kilroy Realty LP 4.375% 10/1/2025	755,000	753,188
		3,396,574
Real Estate Management & Development - 0.0%
CBRE Services Inc 5.1% 6/15/2030	390,000	387,465
Essex Portfolio LP 3.375% 4/15/2026	794,000	785,225
		1,172,690
Retail REITs - 0.0%
Realty Income Corp 5.05% 1/13/2026	230,000	229,538
Specialized REITs - 0.3%
American Tower Corp 1.6% 4/15/2026	2,043,000	1,988,650
American Tower Corp 3.55% 7/15/2027	645,000	631,683
Crown Castle Inc 1.05% 7/15/2026	1,005,000	963,955
Crown Castle Inc 1.35% 7/15/2025	3,100,000	3,086,383
Crown Castle Inc 2.9% 3/15/2027	1,115,000	1,080,877
Crown Castle Inc 4.3% 2/15/2029	335,000	328,756
Crown Castle Inc 4.45% 2/15/2026	905,000	903,851
Crown Castle Inc 4.8% 9/1/2028	835,000	834,816
Crown Castle Inc 5% 1/11/2028	600,000	603,727
Crown Castle Inc 5.6% 6/1/2029	515,000	529,165
		10,951,863
TOTAL REAL ESTATE		16,095,775

Utilities - 1.0%
Electric Utilities - 0.6%
American Electric Power Co Inc 5.2% 1/15/2029	1,165,000	1,187,298
Appalachian Power Co 3.3% 6/1/2027	1,723,000	1,683,791
DTE Electric Co 4.25% 5/14/2027	474,000	471,389
Duke Energy Corp 4.3% 3/15/2028	515,000	513,695
Eversource Energy 4.75% 5/15/2026	2,000,000	2,002,257
Exelon Corp 3.4% 4/15/2026	1,136,000	1,124,078
Exelon Corp 5.15% 3/15/2029	380,000	387,102
FirstEnergy Corp 3.9% 7/15/2027 (e)	1,257,000	1,239,007
FirstEnergy Transmission LLC 4.55% 1/15/2030	310,000	307,152
NextEra Energy Capital Holdings Inc 1.875% 1/15/2027	1,255,000	1,203,837
NextEra Energy Capital Holdings Inc 4.45% 6/20/2025	1,050,000	1,050,008
NextEra Energy Capital Holdings Inc 5.749% 9/1/2025	315,000	315,817
NRG Energy Inc 2% 12/2/2025 (b)	560,000	550,896
Oncor Electric Delivery Co LLC 4.5% 3/20/2027 (b)	1,574,000	1,576,989
Pacific Gas and Electric Co 3.15% 1/1/2026	895,000	885,214
Pacific Gas and Electric Co 3.5% 6/15/2025	1,455,000	1,453,859
Pacific Gas and Electric Co U.S. SOFR Averages Index + 0.95%, 5.2983% 9/4/2025 (c)(d)	4,100,000	4,099,616
Southern Co/The 5.113% 8/1/2027 (e)	705,000	713,765
Vistra Operations Co LLC 5.05% 12/30/2026 (b)	1,214,000	1,217,166
		21,982,936
Gas Utilities - 0.1%
East Ohio Gas Co/The 1.3% 6/15/2025 (b)	2,069,000	2,066,242
Southern California Gas Co 2.95% 4/15/2027	815,000	794,086
		2,860,328
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp/The 1.375% 1/15/2026	1,724,000	1,684,847
Constellation Energy Generation LLC 3.25% 6/1/2025	3,000,000	2,999,424
Constellation Energy Generation LLC 5.6% 3/1/2028	520,000	536,114
		5,220,385
Multi-Utilities - 0.2%
Dominion Energy Inc 1.45% 4/15/2026	4,000,000	3,892,132
DTE Energy Co 4.95% 7/1/2027	600,000	604,837
DTE Energy Co 5.2% 4/1/2030	820,000	834,059
NiSource Inc 5.25% 3/30/2028	210,000	214,044
Public Service Enterprise Group Inc 4.9% 3/15/2030	1,275,000	1,283,688
Sempra 5.4% 8/1/2026	330,000	332,675
		7,161,435
TOTAL UTILITIES		37,225,084

TOTAL UNITED STATES		476,933,357
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $760,946,136)		763,865,792

U.S. Government Agency - Mortgage Securities - 1.3%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.3%
Fannie Mae 5.5% 9/1/2053	86,750	86,666
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.523%, 6.97% 7/1/2035 (c)(d)	1,392	1,425
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.613%, 6.746% 12/1/2035 (c)(d)	3,378	3,482
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.655%, 7.53% 8/1/2037 (c)(d)	619	634
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.788%, 6.788% 5/1/2038 (c)(d)	2,131	2,209
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.83%, 6.83% 4/1/2038 (c)(d)	4,801	4,998
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.853%, 7.631% 8/1/2038 (c)(d)	3,930	4,070
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.906%, 6.906% 5/1/2038 (c)(d)	5,270	5,476
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 2.04%, 6.665% 12/1/2036 (c)(d)	875	907
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2050	207,561	162,610
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2052	205,957	160,645
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2052	731,541	601,802
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2054	761,601	623,437
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	1,637,865	1,406,296
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2034	390,588	372,083
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2030	6,038	5,889
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2050	196,292	168,999
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2050	117,259	100,919
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2028	164,089	160,836
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2026	17,832	17,670
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2048	439,264	396,487
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2048	58,625	52,916
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2032	11,664	11,371
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2050	17,666	15,802
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2047	146,687	136,990
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2049	60,031	55,706
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2049	17,744	16,460
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2052	762,900	701,557
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2052	809,534	743,430
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2052	754,273	692,681
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2050	33,055	31,607
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2048	387,400	371,520
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2048	6,123	5,858
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2048	56,246	53,818
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2052	1,069,584	1,012,622
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2046	276,503	270,303
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2041	113,877	111,867
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2049	3,872	3,703
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2048	36,346	34,788
Fannie Mae Mortgage pass-thru certificates 5% 10/1/2033	146,931	147,715
Fannie Mae Mortgage pass-thru certificates 5% 10/1/2053	1,861,461	1,808,743
Fannie Mae Mortgage pass-thru certificates 5% 2/1/2036	9,167	9,221
Fannie Mae Mortgage pass-thru certificates 5% 3/1/2040	506,459	506,821
Fannie Mae Mortgage pass-thru certificates 5% 3/1/2050	1,034,415	1,023,222
Fannie Mae Mortgage pass-thru certificates 5% 4/1/2038	4,161	4,183
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2035	118,261	118,942
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2035	17,823	17,922
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2035	6,667	6,704
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2039	68,030	68,408
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2040	60,380	60,687
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2035	50,459	50,742
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2045	36,748	36,935
Fannie Mae Mortgage pass-thru certificates 5% 9/1/2053	4,215,827	4,108,617
Fannie Mae Mortgage pass-thru certificates 5% 9/1/2053	754,234	735,230
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2035	171,562	175,979
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2037	1,127	1,158
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2038	1,726	1,776
Fannie Mae Mortgage pass-thru certificates 5.5% 10/1/2035	16,029	16,471
Fannie Mae Mortgage pass-thru certificates 5.5% 10/1/2053	1,629,057	1,624,952
Fannie Mae Mortgage pass-thru certificates 5.5% 12/1/2039	14,865	15,301
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2054	1,382,005	1,378,522
Fannie Mae Mortgage pass-thru certificates 5.5% 3/1/2036	3,939	4,049
Fannie Mae Mortgage pass-thru certificates 5.5% 3/1/2054	799,055	797,291
Fannie Mae Mortgage pass-thru certificates 5.5% 4/1/2036	7,164	7,364
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2036	4,943	5,082
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2039	14,131	14,541
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2040	340,963	350,403
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2054	157,009	156,515
Fannie Mae Mortgage pass-thru certificates 5.5% 6/1/2039	14,220	14,637
Fannie Mae Mortgage pass-thru certificates 5.5% 7/1/2034	28,890	29,610
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2037	37,843	38,859
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2037	33,651	34,548
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2037	27,086	27,828
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2037	11,398	11,700
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.371%, 6.001% 10/1/2033 (c)(d)	12,957	13,099
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2037	1,046	1,096
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2041	11,437	12,001
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2034	5,344	5,560
Fannie Mae Mortgage pass-thru certificates 6% 12/1/2034	1,314	1,366
Fannie Mae Mortgage pass-thru certificates 6% 2/1/2037	3,913	4,088
Fannie Mae Mortgage pass-thru certificates 6% 2/1/2049	519,763	543,526
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2034	50,406	52,288
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2037	3,746	3,913
Fannie Mae Mortgage pass-thru certificates 6% 4/1/2035	8,720	9,076
Fannie Mae Mortgage pass-thru certificates 6% 4/1/2040	36,757	38,577
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2037	4,119	4,307
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2038	2,478	2,598
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2036	1,349	1,410
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2054	364,009	370,128
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2039	56,919	59,720
Fannie Mae Mortgage pass-thru certificates 6.5% 1/1/2055	94,559	97,135
Fannie Mae Mortgage pass-thru certificates 6.5% 12/1/2032	14,320	14,861
Fannie Mae Mortgage pass-thru certificates 6.5% 2/1/2054	8,621,807	8,855,732
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2032	15,386	15,988
Fannie Mae Mortgage pass-thru certificates 6.5% 9/1/2054	84,634	86,950
Freddie Mac Gold Pool 2.5% 1/1/2052	799,609	661,296
Freddie Mac Gold Pool 2.5% 4/1/2052	435,749	360,103
Freddie Mac Gold Pool 3% 11/1/2034	144,828	138,102
Freddie Mac Gold Pool 3.5% 12/1/2047	511,734	462,512
Freddie Mac Gold Pool 3.5% 2/1/2052	941,276	840,492
Freddie Mac Gold Pool 4% 12/1/2049	111,356	103,646
Freddie Mac Gold Pool 4.5% 2/1/2053	474,135	448,736
Freddie Mac Gold Pool 4.5% 5/1/2050	98,489	94,144
Freddie Mac Gold Pool 4.5% 9/1/2052	3,458,772	3,274,569
Freddie Mac Gold Pool 5% 12/1/2041	196,063	197,056
Freddie Mac Gold Pool 5.5% 10/1/2038	1,343	1,383
Freddie Mac Gold Pool 5.5% 4/1/2055	1,438,970	1,428,329
Freddie Mac Gold Pool 6% 10/1/2054	735,686	744,720
Freddie Mac Gold Pool 6% 10/1/2054	229,135	232,987
Freddie Mac Gold Pool 6% 12/1/2054	1,044,189	1,059,197
Freddie Mac Gold Pool 6% 2/1/2035	32,050	33,347
Freddie Mac Gold Pool 6% 3/1/2055	296,218	299,586
Freddie Mac Gold Pool 6% 9/1/2034	1,688	1,752
Freddie Mac Gold Pool 6% 9/1/2035	10,920	11,374
Freddie Mac Gold Pool 6.5% 12/1/2054	102,708	105,512
Freddie Mac Gold Pool 6.5% 9/1/2054	145,677	149,663
Freddie Mac Gold Pool 7% 3/1/2039	54,969	57,944
Freddie Mac Gold Pool 7.5% 6/1/2038	49,094	51,992
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.625%, 7.146% 6/1/2038 (c)(d)	8,910	9,145
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.726%, 7.597% 7/1/2035 (c)(d)	2,332	2,390
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.733%, 6.733% 2/1/2037 (c)(d)	1,498	1,544
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.733%, 7.608% 10/1/2036 (c)(d)	4,098	4,208
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.769%, 7.204% 5/1/2038 (c)(d)	4,205	4,337
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.775%, 7.034% 5/1/2037 (c)(d)	1,237	1,275
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.916%, 6.916% 2/1/2037 (c)(d)	1,415	1,464
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.944%, 6.579% 12/1/2036 (c)(d)	3,559	3,691
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.029%, 6.796% 11/1/2036 (c)(d)	2,281	2,370
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.069%, 6.988% 2/1/2037 (c)(d)	1,063	1,102
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.083%, 6.957% 2/1/2038 (c)(d)	9,303	9,669
Freddie Mac Non Gold Pool 1 year U.S. Treasury Index + 2.347%, 6.681% 11/1/2034 (c)(d)	3,862	3,949
Freddie Mac Non Gold Pool 6% 5/1/2055	633,137	640,922
Freddie Mac Non Gold Pool 6.5% 1/1/2055	154,199	158,399
Freddie Mac Non Gold Pool 6.5% 1/1/2055	50,275	51,648
Ginnie Mae I Pool 3.5% 7/20/2052	704,821	630,806
Ginnie Mae I Pool 3.5% 8/20/2044	142,031	129,972
Ginnie Mae I Pool 4% 10/20/2052	837,290	773,036
Ginnie Mae I Pool 4% 3/20/2048	59,830	55,575
Ginnie Mae I Pool 4% 4/20/2050	42,132	38,938
Ginnie Mae I Pool 4% 4/20/2050	31,863	29,417
Ginnie Mae I Pool 4% 4/20/2050	21,041	19,446
Ginnie Mae I Pool 4% 4/20/2050	17,685	16,328
Ginnie Mae I Pool 5.5% 4/20/2053	1,311,184	1,307,933
Ginnie Mae I Pool 5.5% 9/15/2045	192,420	195,911
Ginnie Mae I Pool 6% 7/15/2036	80,812	83,144
Ginnie Mae II Pool 3% 9/20/2047	819,906	722,360
Ginnie Mae II Pool 3.5% 1/20/2047	63,209	57,223
Ginnie Mae II Pool 3.5% 10/20/2046	989	895
Ginnie Mae II Pool 3.5% 11/20/2046	59,247	53,636
Ginnie Mae II Pool 3.5% 11/20/2050	766,418	689,048
Ginnie Mae II Pool 3.5% 2/20/2052	882,285	789,703
Ginnie Mae II Pool 4% 4/20/2050	51,747	47,824
Ginnie Mae II Pool 4% 4/20/2050	22,136	20,458
Ginnie Mae II Pool 4% 4/20/2050	17,755	16,421
Ginnie Mae II Pool 4% 4/20/2050	10,458	9,656
Ginnie Mae II Pool 4% 4/20/2050	4,451	4,110
Ginnie Mae II Pool 4% 8/20/2050	25,942	24,048
Ginnie Mae II Pool 4.5% 7/20/2041	207,301	203,802
Ginnie Mae II Pool 4.5% 9/20/2040	42,900	42,201
Ginnie Mae II Pool 5% 1/20/2036	4,358	4,386
Ginnie Mae II Pool 5% 1/20/2048	44,069	43,722
Ginnie Mae II Pool 5% 11/20/2039	126,369	127,247
Ginnie Mae II Pool 5% 12/20/2034	8,530	8,585
Ginnie Mae II Pool 5% 12/20/2035	5,642	5,679
Ginnie Mae II Pool 5% 2/20/2040	8,783	8,844
Ginnie Mae II Pool 5% 2/20/2048	169,456	168,228
Ginnie Mae II Pool 5% 3/20/2041	4,865	4,899
Ginnie Mae II Pool 5% 5/20/2036	5,541	5,578
Ginnie Mae II Pool 5% 5/20/2048	15,641	15,489
Ginnie Mae II Pool 5.5% 2/20/2049	69,019	70,207
Ginnie Mae II Pool 5.5% 3/20/2048	36,435	37,456
TOTAL UNITED STATES		50,331,402
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $52,457,625)		50,331,402

Short-Term Funds - 49.9%
	Shares	Value ($)
Baird Ultra Short Bond Fund Institutional Class	27,791,060	280,967,620
Fidelity SAI Short-Term Bond Fund (h)	522,403	5,082,980
iShares Short Treasury Bond ETF (f)	773,896	85,469,074
iShares Ultra Short Duration Bond Active ETF (f)	2,694,174	136,513,797
JPMorgan Ultra-Short Income ETF (f)	8,743,594	442,600,728
Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio Class IR	25,402,265	253,514,600
PIMCO Short-Term Fund Institutional Class	46,009,067	444,447,588
SPDR Bloomberg 1-3 Month T-Bill ETF	549,754	50,434,432
T. Rowe Price Ultra Short-Term Bond Fund	43,144,143	218,740,804
TOTAL SHORT-TERM FUNDS (Cost $1,910,443,268)		1,917,771,623

Commercial Paper - 0.1%
	Yield (%) (i)	Principal Amount (a)	Value ($)
FMC Corp 0% 6/2/2025	5.33	2,030,000	2,029,133
Harley-Davidson Financial Services Inc 0% 6/24/2025	5.20	1,585,000	1,579,754
TOTAL COMMERCIAL PAPER (Cost $3,609,476)			3,608,887

U.S. Treasury Obligations - 9.5%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 11/28/2025	4.29	27,196,400	26,633,181
US Treasury Notes 3.5% 9/30/2026	3.96 to 4.24	10,500,000	10,426,172
US Treasury Notes 3.75% 4/30/2027 (m)	3.98	56,985,000	56,809,148
US Treasury Notes 3.875% 3/31/2027	3.74 to 3.90	68,340,000	68,262,584
US Treasury Notes 3.875% 5/31/2027	3.93	14,125,000	14,119,482
US Treasury Notes 4.125% 1/31/2027 (m)	4.19 to 4.36	47,110,000	47,216,733
US Treasury Notes 4.5% 11/15/2025	3.99 to 5.10	120,725,800	120,789,464
US Treasury Notes 5% 10/31/2025	5.06 to 5.13	22,000,000	22,051,906
TOTAL U.S. TREASURY OBLIGATIONS (Cost $366,041,030)			366,308,670

Money Market Funds - 4.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	4.32	18,422,387	18,426,071
Fidelity Investments Money Market Government Portfolio - Institutional Class (h)(k)	4.22	67,807,370	67,807,370
Fidelity Securities Lending Cash Central Fund (j)(l)	4.32	55,639,325	55,644,889
State Street Institutional U.S. Government Money Market Fund Premier Class (k)	4.27	12,573,352	12,573,351
TOTAL MONEY MARKET FUNDS (Cost $154,451,681)			154,451,681

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $3,905,121,140)	3,912,564,593
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(61,583,687)
NET ASSETS - 100.0%	3,850,980,906

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 2 Year US Treasury Note Contracts (United States)	821	Sep 2025	170,370,328	234,811	234,811

Sold

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	254	Sep 2025	28,170,188	(198,798)	(198,798)
CBOT 10 Year Ultra US Treasury Bond Contracts (United States)	62	Sep 2025	6,994,375	(67,416)	(67,416)
CBOT 5 Year US Treasury Note Contracts (United States)	69	Sep 2025	7,473,023	(30,684)	(30,684)
CBOT US Treasury Ultra Bond Contracts (United States)	51	Sep 2025	5,930,344	(113,444)	(113,444)

TOTAL SOLD					(410,342)

TOTAL FUTURES CONTRACTS					(175,531)
The notional amount of futures purchased as a percentage of Net Assets is 4.4%
The notional amount of futures sold as a percentage of Net Assets is 1.3%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $532,719,591 or 13.8% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security or a portion of the security is on loan at period end.
(g)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $10,279,520 or 0.3% of net assets.

(h)	Affiliated Fund
(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	Investment made with cash collateral received from securities on loan.
(m)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,128,810.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	50,932,775	534,136,210	566,642,914	1,509,342	-	-	18,426,071	18,422,387	0.0%
Fidelity Securities Lending Cash Central Fund	202,488,489	3,088,403,045	3,235,246,645	61,411	-	-	55,644,889	55,639,325	0.2%
Total	253,421,264	3,622,539,255	3,801,889,559	1,570,753	-	-	74,070,960

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Investments Money Market Government Portfolio - Institutional Class	26,804,765	574,172,362	533,169,757	1,027,073	-	-	67,807,370	67,807,370
Fidelity SAI Short-Term Bond Fund	120,580,207	3,253,697	120,285,940	3,253,200	(3,294,124)	4,829,140	5,082,980	522,403
	147,384,972	577,426,059	653,455,697	4,280,273	(3,294,124)	4,829,140	72,890,350

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	320,525,667	-	320,525,667	-

Bank Notes
Financials	8,153,446	-	8,153,446	-

Collateralized Mortgage Obligations	27,584,488	-	27,584,488	-

Commercial Mortgage Securities	57,513,274	-	57,513,274	-

Fixed-Income Funds	242,449,663	242,449,663	-	-

Non-Convertible Corporate Bonds
Communication Services	24,652,952	-	24,652,952	-
Consumer Discretionary	75,556,967	-	75,556,967	-
Consumer Staples	39,163,497	-	39,163,497	-
Energy	41,268,040	-	41,268,040	-
Financials	381,701,453	-	381,701,453	-
Health Care	47,677,411	-	47,677,411	-
Industrials	32,842,174	-	32,842,174	-
Information Technology	31,322,907	-	31,322,907	-
Materials	22,980,831	-	22,980,831	-
Real Estate	16,095,775	-	16,095,775	-
Utilities	50,603,785	-	50,603,785	-

U.S. Government Agency - Mortgage Securities	50,331,402	-	50,331,402	-

Short-Term Funds	1,917,771,623	1,917,771,623	-	-

Commercial Paper	3,608,887	-	3,608,887	-

U.S. Treasury Obligations	366,308,670	-	366,308,670	-

Money Market Funds	154,451,681	154,451,681	-	-
Total Investments in Securities:	3,912,564,593	2,314,672,967	1,597,891,626	-
Derivative Instruments:

Assets
Futures Contracts	234,811	234,811	-	-
Total Assets	234,811	234,811	-	-

Liabilities
Futures Contracts	(410,342)	(410,342)	-	-
Total Liabilities	(410,342)	(410,342)	-	-
Total Derivative Instruments:	(175,531)	(175,531)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	234,811	(410,342)
Total Interest Rate Risk	234,811	(410,342)
Total Value of Derivatives	234,811	(410,342)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value (including securities loaned of $54,469,591) - See accompanying schedule:
Unaffiliated issuers (cost $3,758,250,296)	$3,765,603,283
Fidelity Central Funds (cost $74,070,960)	74,070,960
Other affiliated issuers (cost $72,799,884)	72,890,350

Total Investment in Securities (cost $3,905,121,140)		$3,912,564,593
Cash		53,048
Foreign currency held at value (cost $474)		510
Receivable for investments sold		6,571,635
Receivable for fund shares sold		17,053,050
Interest receivable		11,132,579
Distributions receivable from Fidelity Central Funds		105,255
Receivable for daily variation margin on futures contracts		41,586
Prepaid expenses		8,260
Other receivables		109,089
Total assets		3,947,639,605
Liabilities
Payable for investments purchased	$35,163,338
Payable for fund shares redeemed	3,707,386
Distributions payable	1,868,759
Accrued management fee	120,714
Other payables and accrued expenses	176,152
Collateral on securities loaned	55,622,350
Total liabilities		96,658,699
Net Assets		$3,850,980,906
Net Assets consist of:
Paid in capital		$3,925,930,173
Total accumulated earnings (loss)		(74,949,267)
Net Assets		$3,850,980,906
Net Asset Value, offering price and redemption price per share ($3,850,980,906 ÷ 385,289,799 shares)		$10.00
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$108,908,362
Affiliated issuers		4,280,273
Interest		85,900,439
Income from Fidelity Central Funds (including $61,411 from security lending)		1,570,753
Total income		200,659,827
Expenses
Management fee	$11,840,359
Custodian fees and expenses	44,042
Independent trustees' fees and expenses	21,140
Registration fees	112,783
Audit fees	70,831
Legal	3,852
Miscellaneous	29,435
Total expenses before reductions	12,122,442
Expense reductions	(10,315,331)
Total expenses after reductions		1,807,111
Net Investment income (loss)		198,852,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,887,790
Affiliated issuers	(3,294,124)
Foreign currency transactions	4
Futures contracts	1,513,166
Total net realized gain (loss)		3,106,836
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	18,938,423
Affiliated issuers	4,829,140
Assets and liabilities in foreign currencies	21
Futures contracts	(332,008)
Total change in net unrealized appreciation (depreciation)		23,435,576
Net gain (loss)		26,542,412
Net increase (decrease) in net assets resulting from operations		$225,395,128
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$198,852,716	$204,006,163
Net realized gain (loss)	3,106,836	(15,095,074)
Change in net unrealized appreciation (depreciation)	23,435,576	48,314,533
Net increase (decrease) in net assets resulting from operations	225,395,128	237,225,622
Distributions to shareholders	(196,243,624)	(195,180,850)

Share transactions
Proceeds from sales of shares	2,185,136,166	1,947,120,512
Reinvestment of distributions	169,411,599	158,239,948
Cost of shares redeemed	(3,125,640,998)	(1,876,623,334)

Net increase (decrease) in net assets resulting from share transactions	(771,093,233)	228,737,126
Total increase (decrease) in net assets	(741,941,729)	270,781,898

Net Assets
Beginning of period	4,592,922,635	4,322,140,737
End of period	$3,850,980,906	$4,592,922,635

Other Information
Shares
Sold	218,828,159	196,758,095
Issued in reinvestment of distributions	16,963,469	16,012,440
Redeemed	(313,009,848)	(189,967,704)
Net increase (decrease)	(77,218,220)	22,802,831

Financial Highlights
Strategic Advisers® Short Duration Fund

Years ended May 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$9.93	$9.83	$9.89	$10.13	$10.06
Income from Investment Operations
Net investment income (loss) A,B	.488	.474	.296	.075	.106
Net realized and unrealized gain (loss)	.061	.081	(.052)	(.230)	.081
Total from investment operations	.549	.555	.244	(.155)	.187
Distributions from net investment income	(.479)	(.451)	(.304)	(.085)	(.112)
Distributions from net realized gain	-	(.004)	-	-	(.005)
Total distributions	(.479)	(.455)	(.304)	(.085)	(.117)
Net asset value, end of period	$10.00	$9.93	$9.83	$9.89	$10.13
Total Return C	5.65%	5.76%	2.52%	(1.54)%	1.86%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.29%	.30%	.30%	.30%
Expenses net of fee waivers, if any	.05%	.04%	.05%	.05%	.05%
Expenses net of all reductions, if any	.04%	.04%	.05%	.05%	.05%
Net investment income (loss)	4.89%	4.80%	3.01%	.74%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$3,850,981	$4,592,923	$4,322,141	$5,779,380	$6,180,788
Portfolio turnover rate F	86%	59%	49%	43%	102%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations and commercial paper are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Short Duration Fund	$107,745

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,005,298
Gross unrealized depreciation	(8,289,789)
Net unrealized appreciation (depreciation)	$11,715,509
Tax Cost	$3,900,849,084

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,926,896
Capital loss carryforward	$(95,591,707)
Net unrealized appreciation (depreciation) on securities and other investments	$11,715,545

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(18,536,342)
Long-term	(77,055,365)
Total capital loss carryforward	$(95,591,707)

The tax character of distributions paid was as follows:

	May 31, 2025	May 31, 2024
Ordinary Income	$196,243,624	$195,180,850

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Short Duration Fund	2,519,400,763	3,160,462,494
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM or an affiliate, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM or an affiliate pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Short Duration Fund	1,813

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers Short Duration Fund	6,062
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral or, for non-cash collateral, loan fees received from the borrower as compensation for the securities loaned, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

Total Security Lending Fees Paid to NFS ($)
Strategic Advisers Short Duration Fund	6,652
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period, this waiver reduced the Fund's management fee by $10,163,761. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $111,008.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $40,562.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 17.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $140,207,181 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 9, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Charles S. Morrison
Affirmative	381,775,585,183.64	95.17
Withheld	19,363,639,577.49	4.83
TOTAL	401,139,224,761.13	100.00
Nancy D. Prior
Affirmative	381,252,305,731.53	95.04
Withheld	19,886,919,029.60	4.96
TOTAL	401,139,224,761.13	100.00
Mary C. Farrell
Affirmative	381,226,030,239.11	95.04
Withheld	19,913,194,522.02	4.96
TOTAL	401,139,224,761.13	100.00
Karen Kaplan
Affirmative	381,519,946,847.38	95.11
Withheld	19,619,277,913.75	4.89
TOTAL	401,139,224,761.13	100.00
Christine Marcks
Affirmative	380,186,327,029.51	94.78
Withheld	20,952,897,731.62	5.22
TOTAL	401,139,224,761.13	100.00
Harold Singleton III
Affirmative	382,499,458,473.65	95.35
Withheld	18,639,766,287.48	4.65
TOTAL	401,139,224,761.13	100.00
Heidi L. Steiger
Affirmative	380,661,676,515.00	94.90
Withheld	20,477,548,246.13	5.10
TOTAL	401,139,224,761.13	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Advisory and Sub-Subadvisory Agreements
Strategic Advisers Short Duration Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), T. Rowe Price Associates, Inc. (T. Rowe Price or Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund to amend the fee schedule for one existing mandate (the "Amended Sub-Advisory Agreement). The Board also approved amendments to the existing sub-subadvisory agreement between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) for the fund (the Amended Sub-Subadvisory Agreements and together with the Amended Sub-Advisory Agreement, the Amended Agreements).
With respect to the Amended Sub-Advisory Agreement, the Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement became effective as of October 1, 2024, and will result in the same or lower fees at all asset levels. With respect to the Amended Sub-Subadvisory Agreements, the Board considered that they will be effective January 1, 2025 and simplify the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or an affiliate will compensate each Sub-Subadviser at a fee equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board noted that no other material contract terms are impacted by the Amended Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2024 meeting. The Board also considered that the approval of the Amended Agreements will not result in any changes in the investment process or strategies employed by T. Rowe or FIAM, FDS or their affiliates in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Agreements would not change the obligations and services of T. Rowe and FIAM, FDS, and their affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by T. Rowe and FIAM, FDS, and their affiliates.
Investment Performance. The Board did not consider performance to be a material factor in its decision to approve each Amended Agreement because the approval of each Amended Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Agreement should continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses. The Board noted that each Amended Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.
With respect to the Amended Sub-Advisory Agreement, the Board noted that the updated fee schedule is not expected to impact the fees paid for the applicable mandate at this time based on current allocations. With respect to the Amended Sub-Subadvisory Agreements, the Board considered that FIAM or an affiliate, and not the fund, will compensate each Sub-Subadviser under the terms of each Amended Sub-Subadvisory Agreement, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the changes will not impact the sub-advisory fees paid under the existing sub-advisory agreement with FIAM.
Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each Amended Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Amended Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of each Amended Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to T. Rowe Price as assets allocated to T. Rowe Price grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Subadvisory Agreements because the fund will not bear any additional expenses under the Amended Sub-Subadvisory Agreements.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Amended Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.934458.113
ASD-ANN-0725
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Hartwick Park Clo Ltd Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.16%, 5.4295% 1/20/2037 (b)(c)(d)	3,615,000	3,609,592
Neuberger Berman Ln Advisers Nbla Clo 50 Ltd / Neuberger Berman Ln Series 2024-50A Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5293% 7/23/2036 (b)(c)(d)	6,075,000	6,076,173
Valley Stream Pk Clo Ltd / Vy Stream Pk Clo LLC Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.19%, 5.4595% 1/20/2037 (b)(c)(d)	2,570,000	2,567,188
TOTAL BAILIWICK OF JERSEY		12,252,953
CANADA - 0.0%
Chesapeake Funding II LLC Series 2023-1A Class A1, 5.65% 5/15/2035 (b)	555,807	558,214
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/2035 (b)	122,250	123,729
Chesapeake Funding II LLC Series 2024-1A Class A1, 5.52% 5/15/2036 (b)	496,910	501,429
Securitized Term Auto Receivables Trust Series 2025-A Class B, 5.038% 7/25/2031 (b)	431,236	433,086
TOTAL CANADA		1,616,458
GRAND CAYMAN (UK OVERSEAS TER) - 0.0%
Ares Lii Clo Ltd Series 2025-52A Class A1RR, CME Term SOFR 3 month Index + 0.88%, 5.1524% 4/22/2031 (b)(c)(d)	2,620,427	2,616,497
Ares LIV CLO Ltd Series 2024-54A Class AR, CME Term SOFR 3 month Index + 1.27%, 5.5261% 10/15/2032 (b)(c)(d)	991,544	991,814
Ares Xlv Clo Ltd Series 2024-45A Class BR, CME Term SOFR 3 month Index + 1.25%, 5.5061% 10/15/2030 (b)(c)(d)	5,500,000	5,483,280
Ares XXXIV CLO Ltd Series 2024-2A Class AR3, CME Term SOFR 3 month Index + 1.32%, 5.5998% 4/17/2033 (b)(c)(d)	4,748,000	4,760,962
Barings CLO Ltd Series 2024-3A Class A1RR, CME Term SOFR 3 month Index + 1.14%, 5.4095% 1/20/2036 (b)(c)(d)	5,600,000	5,597,749
Buckhorn Park Clo Ltd Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.07%, 5.3395% 7/18/2034 (b)(c)(d)	4,537,000	4,529,310
Dryden 104 Clo Ltd / Dryden 104 Clo LLC Series 2024-104A Class A1R, CME Term SOFR 3 month Index + 1.29%, 5.612% 8/20/2034 (b)(c)(d)	2,406,000	2,406,585
Dryden 68 Clo Ltd Series 2024-68A Class ARR, CME Term SOFR 3 month Index + 1.1%, 5.3561% 7/15/2035 (b)(c)(d)	4,111,000	4,095,937
Dryden 86 Clo Ltd / Dryden 86 Clo LLC Series 2021-86A Class A1R, CME Term SOFR 3 month Index + 1.3616%, 5.6414% 7/17/2034 (b)(c)(d)	878,000	878,365
Flatiron Clo 20 Ltd / Flatiron Clo 20 LLC Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.38%, 5.702% 5/20/2036 (b)(c)(d)	1,693,000	1,695,939
Madison Pk Fdg Xlv Ltd / Madison Pk Fdg Xlv LLC Series 2024-45A Class ARR, CME Term SOFR 3 month Index + 1.08%, 5.3361% 7/15/2034 (b)(c)(d)	4,094,000	4,080,428
Magnetite Xxii Ltd / Magnetite Xxii LLC Series 2024-22A Class ARR, CME Term SOFR 3 month Index + 1.25%, 5.5061% 7/15/2036 (b)(c)(d)	3,656,000	3,656,749
Oha Credit Funding 22 Ltd Series 2025-22A Class A1, CME Term SOFR 3 month Index + 1.33%, 0% 7/20/2038 (b)(c)(d)	3,582,000	3,585,897
Palmer Square Loan Funding Ltd / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 month Index + 1.05%, 5.3061% 4/15/2030 (b)(c)(d)	1,274,418	1,274,480
Palmer Square Loan Funding Ltd / Palmer Square Loan Funding LLC Series 2022-1A Class A2, CME Term SOFR 3 month Index + 1.6%, 5.8561% 4/15/2030 (b)(c)(d)	5,100,000	5,105,315
Palmer Square Loan Funding Ltd Series 2024-2A Class A1N, CME Term SOFR 3 month Index + 1%, 5.2561% 1/15/2033 (b)(c)(d)	693,501	693,613
Palmer Square Loan Funding Ltd Series 2024-3A Class A1, CME Term SOFR 3 month Index + 1.08%, 5.3873% 8/8/2032 (b)(c)(d)	1,646,869	1,647,093
Rr 16 Ltd Series 2021-16A Class A1, CME Term SOFR 3 month Index + 1.3716%, 5.6277% 7/15/2036 (b)(c)(d)	1,614,000	1,616,860
Voya Clo 2022-1 Ltd / Voya Clo 2022-1 LLC Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.25%, 5.5195% 4/20/2035 (b)(c)(d)	2,950,000	2,947,165
Voya CLO Ltd Series 2024-2A Class AR, CME Term SOFR 3 month Index + 1.2%, 5.4695% 7/20/2032 (b)(c)(d)	3,161,850	3,160,222
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		60,824,260
UNITED STATES - 0.2%
Affirm Asset Securitization Trust Series 2024-X2 Class A, 5.22% 12/17/2029 (b)	2,581,136	2,581,952
Affirm Asset Securitization Trust Series 2025-X1 Class A, 5.08% 4/15/2030 (b)	1,680,000	1,679,641
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/2028	527,000	529,832
American Express Credit Account Master Trust Series 2024-1 Class A, 5.23% 4/15/2029	5,000,000	5,084,329
Amur Equip Fin Receivables Xv LLC Series 2025-1A Class A2, 4.7% 9/22/2031 (b)	2,575,000	2,580,377
Ari Fleet Lease Trust 2024-B Series 2024-B Class A3, 5.26% 4/15/2033 (b)	316,000	318,589
ARI Fleet Lease Trust Series 2023-B Class A2, 6.05% 7/15/2032 (b)	679,428	684,506
ARI Fleet Lease Trust Series 2024-A Class A2, 5.3% 11/15/2032 (b)	1,429,258	1,434,925
Ari Fleet Lease Trust Series 2025-A Class A2, 4.38% 1/17/2034 (b)	390,000	388,168
Avis Budget Rental Car Funding AESOP LLC Series 2025-1A Class A, 4.8% 8/20/2029 (b)	690,000	690,727
Bank of America Credit Card Master Trust Series 2023-A2 Class A2, 4.98% 11/15/2028	1,026,000	1,035,406
BMW Vehicle Lease Trust Series 2023-2 Class A3, 5.99% 9/25/2026	436,802	438,500
BMW Vehicle Lease Trust Series 2024-1 Class A3, 4.98% 3/25/2027	1,516,000	1,521,261
BofA Auto Trust Series 2024-1A Class A3, 5.35% 11/15/2028 (b)	241,000	243,364
Capital One Prime Auto Receivables Trust Series 2024-1 Class A3, 4.62% 7/16/2029	3,405,000	3,417,168
CarMax Auto Owner Trust Series 2023-2 Class A3, 5.05% 1/18/2028	1,277,574	1,281,307
CarMax Auto Owner Trust Series 2023-4 Class A3, 6% 7/17/2028	302,000	306,273
CarMax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/2029	476,000	482,244
CarMax Auto Owner Trust Series 2024-3 Class A3, 4.89% 7/16/2029	2,196,000	2,211,021
CarMax Series 2023-3 Class A3, 5.28% 5/15/2028	1,154,000	1,159,747
Carvana Auto Receivables Trust Series 2024-P4 Class A3, 4.64% 1/10/2030	3,650,000	3,661,277
CFMT LLC Series 2023-HB12 Class A, 4.25% 4/25/2033 (b)	92,376	91,413
Chase Auto Owner Trust Series 2024-1A Class A3, 5.13% 5/25/2029 (b)	544,000	547,844
Chase Auto Owner Trust Series 2024-3A Class A3, 5.22% 7/25/2029 (b)	2,619,000	2,646,835
Chase Auto Owner Trust Series 2024-4A Class A3, 4.94% 7/25/2029 (b)	3,339,000	3,360,020
Chase Issuance Trust Series 2023-A2 Class A, 5.08% 9/15/2030	2,080,000	2,130,347
Citizens Auto Receivables Trust Series 2024-1 Class A3, 5.11% 4/17/2028 (b)	817,000	820,790
Citizens Auto Receivables Trust Series 2024-2 Class A3, 5.33% 8/15/2028 (b)	740,000	744,759
Daimler Trucks Retail Trust Series 2024-1 Class A3, 5.49% 12/15/2027	2,243,000	2,258,811
Dell Equip Fin Trust Series 2024-2 Class A3, 4.59% 8/22/2030 (b)	827,000	829,553
Dell Equipment Finance Trust Series 2023-2 Class A3, 5.65% 1/22/2029 (b)	359,451	360,811
Dell Equipment Finance Trust Series 2023-3 Class A3, 5.93% 4/23/2029 (b)	765,044	769,150
Dell Equipment Finance Trust Series 2024-1 Class A3, 5.39% 3/22/2030 (b)	1,003,000	1,010,761
Dext Abs LLC Series 2025-1 Class A2, 4.59% 8/16/2027 (b)	1,245,000	1,242,856
Dext Abs LLC Series 2025-1 Class A3, 4.77% 8/15/2035 (b)	1,750,000	1,745,021
DLLAA Series 2023-1A Class A3, 5.64% 2/22/2028 (b)	134,000	135,514
DLLAD Series 2024-1A Class A3, 5.3% 7/20/2029 (b)	199,000	201,773
DLLMT LLC Series 2024-1A Class A3, 4.84% 8/21/2028 (b)	1,310,000	1,318,542
DLLST Series 2024-1A Class A3, 5.05% 8/20/2027 (b)	1,500,000	1,504,195
Enterprise Fleet Financing 2025-2 LLC Series 2025-2 Class A2, 4.51% 2/22/2028 (b)	5,023,000	5,017,189
Enterprise Fleet Financing LLC Series 2023-1 Class A2, 5.51% 1/22/2029 (b)	387,330	388,525
Enterprise Fleet Financing LLC Series 2023-2 Class A2, 5.56% 4/22/2030 (b)	767,785	771,797
Enterprise Fleet Financing LLC Series 2023-3 Class A2, 6.4% 3/20/2030 (b)	319,590	324,249
Enterprise Fleet Financing LLC Series 2024-1 Class A2, 5.23% 3/20/2030 (b)	1,421,899	1,430,137
Enterprise Fleet Financing LLC Series 2024-3 Class A3, 4.98% 8/21/2028 (b)	2,415,000	2,434,848
Enterprise Fleet Financing LLC Series 2024-4 Class A3, 4.56% 11/20/2028 (b)	991,000	992,366
Enterprise Fleet Financing LLC Series 2025-1 Class A3, 4.82% 2/20/2029 (b)	2,765,000	2,787,429
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/2026 (b)	474,705	476,772
Enterprise Fleet Financing Series 2024-2 Class A3, 5.61% 4/20/2028 (b)	424,000	430,455
Flatiron Clo 23 LLC Series 2025-1A, CME Term SOFR 3 month Index + 1.24%, 0% 4/17/2036 (b)(c)(d)	4,695,000	4,695,000
Flatiron Rr Clo 22 LLC Series 2025-2A Class AR, CME Term SOFR 3 month Index + 0.91%, 5.1661% 10/15/2034 (b)(c)(d)	5,500,000	5,458,162
Ford Credit Auto Owner Trust Series 2020-2 Class A, 1.06% 4/15/2033 (b)	1,409,000	1,390,290
Ford Credit Auto Owner Trust Series 2023-B Class A3, 5.23% 5/15/2028	967,931	972,630
Ford Credit Auto Owner Trust Series 2024-D Class A3, 4.61% 8/15/2029	1,895,000	1,905,087
Ford Credit Floorplan Master Owner Trust A Series 2023-1 Class A1, 4.92% 5/15/2028 (b)	986,000	989,111
Ford Credit Floorplan Master Owner Trust A Series 2024-1 Class A1, 5.29% 4/15/2029 (b)	3,118,000	3,162,406
Ford Credit Floorplan Master Owner Trust A Series 2024-1 Class A2, U.S. 30-Day Avg. SOFR Index + 0.75%, 5.0823% 4/15/2029 (b)(c)(d)	4,000,000	4,010,998
Fordf Series 2025-1 Class A1, 4.63% 4/15/2030	2,835,000	2,847,514
Fordf Series 2025-1 Class B, 4.84% 4/15/2030	1,430,000	1,431,060
GM Financial Automobile Leasing Trust Series 2023-2 Class A3, 5.05% 7/20/2026	304,502	304,699
GM Financial Consumer Automobile Receivables Trust Series 2023-3 Class A3, 5.45% 6/16/2028	269,235	270,895
GM Financial Leasing Trust Series 2023-3 Class A3, 5.38% 11/20/2026	98,884	99,080
GM Financial Leasing Trust Series 2024-1 Class A3, 5.09% 3/22/2027	2,671,000	2,679,605
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A2, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.4823% 6/15/2028 (b)(c)(d)	5,000,000	5,025,545
GMF Floorplan Owner Revolving Trust Series 2023-1 Class B, 5.73% 6/15/2028 (b)	1,104,000	1,111,293
GMF Floorplan Owner Revolving Trust Series 2024-1A Class A1, 5.13% 3/15/2029 (b)	6,264,000	6,330,460
GMF Floorplan Owner Revolving Trust Series 2024-4A Class A1, 4.73% 11/15/2029 (b)	1,055,000	1,061,235
Huntington Auto Trust Series 2024-1A Class A3, 5.23% 1/16/2029 (b)	2,719,000	2,739,438
Hyundai Auto Lease Securitization Trust Series 2023-C Class A3, 5.8% 12/15/2026 (b)	1,276,059	1,280,481
Hyundai Auto Lease Securitization Trust Series 2024-B Class A3, 5.41% 5/17/2027 (b)	1,108,000	1,116,917
Hyundai Auto Receivables Trust Series 2023-B Class A3, 5.48% 4/17/2028	265,346	266,994
Hyundai Auto Receivables Trust Series 2024-A Class A3, 4.99% 2/15/2029	577,000	581,234
John Deere Owner Trust Series 2024-A Class A3, 4.96% 11/15/2028	3,371,000	3,395,811
Juniper Valley Park CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5195% 7/20/2036 (b)(c)(d)	4,000,000	4,004,060
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/2028 (b)	593,000	602,595
Marlette Funding Trust Series 2024-1A Class A, 5.95% 7/17/2034 (b)	50,820	50,899
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/2028	714,000	721,512
Mercedes-Benz Auto Lease Trust Series 2024-B Class A3, 4.23% 2/15/2028	3,874,000	3,861,256
Merchants Fleet Funding LLC Series 2024-1A Class A, 5.82% 4/20/2037 (b)	872,463	877,791
Nissan Master Owner Tr Receivable Series 2024-B Class A, 5.05% 2/15/2029 (b)	1,063,000	1,069,570
Oportun Funding Trust Series 2024-3 Class A, 5.26% 8/15/2029 (b)	400,465	400,436
Peac Solutions Receivables Series 2025-1A Class A2, 4.94% 10/20/2028 (b)	760,000	760,940
Porsche Financial Auto Securitization Trust Series 2024-1A Class A3, 4.44% 1/22/2030 (b)	5,500,000	5,508,561
Porsche Finl Auto Securitization Tr 2023-2 Series 2023-2A Class A3, 5.79% 1/22/2029 (b)	552,835	556,119
Porsche Innovative Lease Owner Trust Series 2024-2A Class A3, 4.35% 10/20/2027 (b)	3,160,000	3,153,351
Post Road Equipment Finance LLC Series 2025-1A Class A2, 4.9% 5/15/2031 (b)	405,000	406,226
Santander Drive Auto Receivables Trust Series 2025-2 Class A3, 4.67% 8/15/2029	3,550,000	3,560,639
SBNA Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/2027 (b)	631,000	636,243
SBNA Auto Lease Trust Series 2024-C Class A3, 4.56% 2/22/2028 (b)	625,000	624,387
SFS Auto Receivables Securitization Trust Series 2023-1A Class A3, 5.47% 10/20/2028 (b)	1,515,706	1,524,940
SFS Auto Receivables Securitization Trust Series 2024-1A Class A3, 4.95% 5/21/2029 (b)	627,000	629,025
SFS Auto Receivables Securitization Trust Series 2024-2A Class A3, 5.33% 11/20/2029 (b)	359,000	362,792
T-Mobile US Trust Series 2024-1A Class A, 5.05% 9/20/2029 (b)	1,811,000	1,822,691
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/2026 (b)	92,297	92,421
Tesla Auto Lease Trust Series 2023-B Class A3, 6.13% 9/21/2026 (b)	1,031,332	1,035,350
Tesla Series 2024-A Class A3, 5.3% 6/21/2027 (b)	1,216,000	1,219,688
Toyota Lease Owner Trust Series 2023-B Class A3, 5.66% 11/20/2026 (b)	1,250,377	1,255,026
Upstart Securitization Trust Series 2023-3 Class A, 6.9% 10/20/2033 (b)	306,806	308,695
Verd Series 2025-1A Class A2, 4.85% 3/13/2028 (b)	565,000	565,492
Verizon Master Trust Series 2023-4 Class A1A, 5.16% 6/20/2029	1,573,000	1,584,288
Verizon Master Trust Series 2024-8 Class A1A, 4.62% 11/20/2030	4,600,000	4,637,470
Volkswagen Auto Lease Trust Series 2023-A Class A3, 5.81% 10/20/2026	1,386,506	1,392,739
Volkswagen Auto Loan Enhanced Trust Series 2023-1 Class A3, 5.02% 6/20/2028	699,000	701,154
Volkswagen Auto Loan Enhanced Trust Series 2024-1 Class A3, 4.63% 7/20/2029	4,570,000	4,602,320
Volvo Financial Equipment LLC Series 2024-1A Class A3, 4.29% 10/16/2028 (b)	301,000	300,358
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/2029	2,470,000	2,494,989
Wheels Fleet Lease Funding 1 LLC Series 2023-2A Class A, 6.46% 8/18/2038 (b)	950,397	962,843
Wheels Fleet Lease Funding 1 LLC Series 2024-1A Class A1, 5.49% 2/18/2039 (b)	2,701,314	2,724,893
Wheels Fleet Lease Funding 1 LLC Series 2024-2A Class A2, CME Term SOFR 1 month Index + 1%, 5.3267% 6/21/2039 (b)(c)(d)	1,886,000	1,893,060
Wheels Fleet Lease Funding 1 LLC Series 2024-3A Class A1, 4.8% 9/19/2039 (b)	3,185,000	3,189,067
Wheels Fleet Lease Funding 1 LLC Series 2025-1A Class A1, 4.57% 1/18/2040 (b)	4,600,000	4,604,364
World Omni Auto Receivables Tr 2023-D Series 2023-D Class A3, 5.79% 2/15/2029	1,017,000	1,028,245
World Omni Auto Receivables Tr Series 2024-A Class A3, 4.86% 3/15/2029	2,240,000	2,249,997
World Omni Auto Receivables Trust 2023-C Series 2023-C Class A3, 5.15% 11/15/2028	173,000	173,586
World Omni Auto Receivables Trust Series 2024-B Class A3, 5.27% 9/17/2029	1,644,000	1,659,845
World Omni Automobile Lease Securitization Trust Series 2024-A Class A3, 5.26% 10/15/2027	1,490,000	1,504,105
TOTAL UNITED STATES		192,943,349
TOTAL ASSET-BACKED SECURITIES (Cost $266,714,379)		267,637,020

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Financials - 0.0%
Banks - 0.0%
Morgan Stanley Bank NA 4.968% 7/14/2028 (c)	3,117,000	3,143,468
Capital Markets - 0.0%
Goldman Sachs Bank USA 5.283% 3/18/2027 (c)	3,500,000	3,514,886
TOTAL FINANCIALS		6,658,354

TOTAL BANK NOTES (Cost $6,616,999)		6,658,354

Collateralized Mortgage Obligations - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
CFMT LLC Series 2024-HB13 Class A, 3% 5/25/2034 (b)(c)	363,927	356,860
CFMT LLC Series 2024-HB15 Class A, 4% 8/25/2034 (b)(c)	208,431	206,210
CFMT Series 2025-HB16 Class A, 3% 3/25/2035 (b)(c)	299,170	291,690
Ocwen Loan Investment Trust Series 2023-HB1 Class A, 3% 6/25/2036 (b)	27,240	26,882
Ocwen Loan Investment Trust Series 2024-HB1 Class A, 3% 2/25/2037 (b)	41,317	40,185
PRPM LLC Series 2024-RPL2 Class A1, 3.5% 5/25/2054 (b)(c)	1,384,206	1,333,367
TOTAL UNITED STATES		2,255,194
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,213,147)		2,255,194

Commercial Mortgage Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
ALA Trust Series 2025-OANA Class A, CME Term SOFR 1 month Index + 1.7426%, 6.0426% 6/15/2030 (b)(c)(d)	3,835,000	3,851,062
Benchmark Mortgage Trust Series 2019-B9 Class AAB, 3.9325% 3/15/2052	1,339,428	1,322,036
BLP Commercial Mortgage Trust Series 2024-IND2 Class A, CME Term SOFR 1 month Index + 1.3422%, 5.6709% 3/15/2041 (b)(c)(d)	388,070	388,313
BMP Series 2024-MF23 Class A, CME Term SOFR 1 month Index + 1.3719%, 5.7007% 6/15/2041 (b)(c)(d)	778,000	778,486
BX Commercial Mortgage Trust 2024-XL5 Series 2024-XL5 Class A, CME Term SOFR 1 month Index + 1.3917%, 5.7204% 3/15/2041 (b)(c)(d)	4,693,186	4,696,119
BX Commercial Mortgage Trust 24-MDHS Series 2024-MDHS Class A, 5.97% 5/15/2041 (b)(c)	5,202,192	5,208,694
BX Commercial Mortgage Trust Series 2019-IMC Class A, CME Term SOFR 1 month Index + 1.0463%, 5.3753% 4/15/2034 (b)(c)(d)	150,242	148,834
BX Commercial Mortgage Trust Series 2021-PAC Class A, CME Term SOFR 1 month Index + 0.8036%, 5.1326% 10/15/2036 (b)(c)(d)	576,000	573,484
BX Commercial Mortgage Trust Series 2022-LP2 Class A, CME Term SOFR 1 month Index + 1.0129%, 5.3416% 2/15/2039 (b)(c)(d)	2,913,486	2,908,023
BX Commercial Mortgage Trust Series 2023-XL3 Class A, CME Term SOFR 1 month Index + 1.7614%, 6.0901% 12/9/2040 (b)(c)(d)	3,201,991	3,215,020
BX Commercial Mortgage Trust Series 2024-GPA3 Class A, CME Term SOFR 1 month Index + 1.2928%, 5.6215% 12/15/2039 (b)(c)(d)	2,707,180	2,707,180
BX Commercial Mortgage Trust Series 2025-SPOT Class A, CME Term SOFR 1 month Index + 1.4434%, 5.7721% 4/15/2040 (b)(c)(d)	2,928,000	2,928,341
BX Trust 2024-CNY Series 2024-CNYN Class A, CME Term SOFR 1 month Index + 1.4419%, 5.7706% 4/15/2041 (b)(c)(d)	1,976,419	1,978,890
BX Trust 2025-ROIC Series 2025-ROIC Class A, CME Term SOFR 1 month Index + 1.1438%, 5.4725% 3/15/2030 (b)(c)(d)	5,394,000	5,353,545
BX Trust Series 2021-ACNT Class A, CME Term SOFR 1 month Index + 0.9645%, 5.2935% 11/15/2038 (b)(c)(d)	1,051,048	1,050,391
BX Trust Series 2021-LBA Class AJV, CME Term SOFR 1 month Index + 0.9145%, 5.2435% 2/15/2036 (b)(c)(d)	1,879,000	1,877,826
BX Trust Series 2021-SOAR Class A, CME Term SOFR 1 month Index + 0.7845%, 5.1135% 6/15/2038 (b)(c)(d)	3,553,418	3,551,197
BX Trust Series 2024-XL4 Class A, CME Term SOFR 1 month Index + 1.442%, 5.7707% 2/15/2039 (b)(c)(d)	3,603,219	3,607,719
BX Trust Series 2025-DIME Class A, CME Term SOFR 1 month Index + 1.15%, 5.4787% 2/15/2035 (b)(c)(d)	1,281,000	1,276,196
ELP Commercial Mortgage Trust Series 2021-ELP Class A, CME Term SOFR 1 month Index + 0.8155%, 5.1445% 11/15/2038 (b)(c)(d)	5,353,768	5,340,384
Extended Stay America Trust Series 2021-ESH Class A, CME Term SOFR 1 month Index + 1.1945%, 5.5235% 7/15/2038 (b)(c)(d)	3,087,820	3,087,820
GS Mortgage Securities Trust Series 2017-GS6 Class A2, 3.164% 5/10/2050	124,723	120,879
GS Mortgage Securities Trust Series 2017-GS7 Class AAB, 3.203% 8/10/2050	1,833,365	1,805,728
GS Mortgage Securities Trust Series 2021-IP Class A, CME Term SOFR 1 month Index + 1.0645%, 5.3935% 10/15/2036 (b)(c)(d)	2,300,000	2,285,625
Life Financial Services Trust Series 2022-BMR2 Class A1, CME Term SOFR 1 month Index + 1.2952%, 5.624% 5/15/2039 (b)(c)(d)	2,500,000	2,425,000
OPEN Trust Series 2023-AIR Class A, CME Term SOFR 1 month Index + 3.0891%, 7.4178% 11/15/2040 (b)(c)(d)	105,262	105,555
SREIT Trust Series 2021-FLWR Class A, CME Term SOFR 1 month Index + 0.691%, 5.02% 7/15/2036 (b)(c)(d)	87,538	87,484
SREIT Trust Series 2021-MFP Class A, CME Term SOFR 1 month Index + 0.8453%, 5.174% 11/15/2038 (b)(c)(d)	112,405	112,264
TCO Commercial Mortgage Trust Series 2024-DPM Class A, CME Term SOFR 1 month Index + 1.2429%, 5.5716% 12/15/2039 (b)(c)(d)	1,534,000	1,533,518
Wells Fargo Commercial Mortgage Trust Series 2024-GRP Class A, CME Term SOFR 1 month Index + 1.7913%, 6.12% 10/15/2041 (b)(c)(d)	1,775,000	1,781,037
Wells Fargo Commerical Mortgage Trust Series 2025-VTT Class A, 5.1004% 3/15/2038 (b)(c)	1,017,000	1,013,976
TOTAL UNITED STATES		67,120,626
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $66,807,616)		67,120,626

Common Stocks - 50.3%
	Shares	Value ($)
AUSTRALIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Santos Ltd	3,268,894	13,885,981
AUSTRIA - 0.0%
Materials - 0.0%
Construction Materials - 0.0%
Wienerberger AG	463,813	17,168,349
Containers & Packaging - 0.0%
Mayr Melnhof Karton AG (e)	40,600	3,448,225
TOTAL AUSTRIA		20,616,574
BAHAMAS (NASSAU) - 0.0%
Consumer Discretionary - 0.0%
Diversified Consumer Services - 0.0%
OneSpaWorld Holdings Ltd	531,500	10,024,090
BAILIWICK OF GUERNSEY - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Super Group SGHC Ltd	402,520	3,518,025
BAILIWICK OF JERSEY - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Aptiv PLC	789,800	52,766,538
BELGIUM - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
UCB SA	977,200	177,418,922
BERMUDA - 0.0%
Financials - 0.0%
Banks - 0.0%
Bank of Nt Butterfield & Son Ltd/The (United States)	49,522	2,087,848
Insurance - 0.0%
Aspen Insurance Holdings Ltd (f)	186,390	6,393,177
TOTAL BERMUDA		8,481,025
BRAZIL - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
MercadoLibre Inc (f)	31,171	79,900,313
Financials - 0.0%
Capital Markets - 0.0%
XP Inc Class A	246,356	4,769,452
Health Care - 0.0%
Pharmaceuticals - 0.0%
Hypera SA	1,779,100	7,900,890
Materials - 0.0%
Metals & Mining - 0.0%
Wheaton Precious Metals Corp (United States)	195,200	16,933,600
TOTAL BRAZIL		109,504,255
CAMEROON - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Golar LNG Ltd (e)	123,729	5,092,686
CANADA - 0.8%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Mty Food Group Inc (e)	137,400	4,287,148
Restaurant Brands International Inc (e)	681,000	48,620,527
		52,907,675
Textiles, Apparel & Luxury Goods - 0.0%
Gildan Activewear Inc	70,000	3,259,373
TOTAL CONSUMER DISCRETIONARY		56,167,048

Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
Alimentation Couche-Tard Inc	1,716,000	88,966,663
Metro Inc/CN	170,100	13,267,391
		102,234,054
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Athabasca Oil Corp (f)	15,060,200	56,625,957
Cameco Corp (United States)	228,248	13,359,355
Canadian Natural Resources Ltd (United States)	2,272,700	69,021,899
Cenovus Energy Inc	986,880	13,001,632
Imperial Oil Ltd (e)	3,965,200	283,098,551
Imperial Oil Ltd (United States) (e)	1,016,000	72,491,600
MEG Energy Corp	4,251,825	74,418,943
Meren Energy Inc (e)	10,489,121	13,757,728
Parex Resources Inc	1,913,900	18,924,927
Parkland Corp	805,600	22,741,242
South Bow Corp (e)	518,900	13,449,392
		650,891,226
Financials - 0.0%
Insurance - 0.0%
Fairfax Financial Holdings Ltd Subordinate Voting Shares	38,418	65,368,968
Health Care - 0.0%
Biotechnology - 0.0%
Xenon Pharmaceuticals Inc (f)	1,670,785	48,202,147
Industrials - 0.0%
Aerospace & Defense - 0.0%
Bombardier Inc Class B (f)	639,700	44,767,580
Information Technology - 0.0%
Software - 0.0%
Open Text Corp	121,300	3,434,778
Materials - 0.1%
Chemicals - 0.1%
Nutrien Ltd (United States) (e)	1,312,100	77,453,263
Metals & Mining - 0.0%
Teck Resources Ltd Class B (United States)	198,700	7,361,835
Paper & Forest Products - 0.0%
Stella-Jones Inc	39,600	2,238,907
TOTAL MATERIALS		87,054,005

Utilities - 0.0%
Gas Utilities - 0.0%
Brookfield Infrastructure Corp (United States) (e)	653,222	25,847,995
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Corp Class A (United States) (e)	43,503	1,278,553
TOTAL UTILITIES		27,126,548

TOTAL CANADA		1,085,246,354
CHINA - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Shenzhou International Group Holdings Ltd	501,200	3,653,005
Consumer Staples - 0.0%
Personal Care Products - 0.0%
Hengan International Group Co Ltd	414,000	1,121,973
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
China Petroleum & Chemical Corp H Shares	5,988,000	3,237,954
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Sinopharm Group Co Ltd H Shares	4,280,000	10,370,994
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Qingdao Port International Co Ltd H Shares (b)(g)	4,142,814	3,465,950
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Kingboard Holdings Ltd	707,000	2,010,700
Utilities - 0.0%
Gas Utilities - 0.0%
China Resources Gas Group Ltd	554,200	1,477,188
TOTAL CHINA		25,337,764
CONGO DEMOCRATIC REPUBLIC OF - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Ivanhoe Mine Ltd Class A (e)(f)	653,600	5,062,679
DENMARK - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Ascendis Pharma A/S ADR (f)	132,000	21,494,880
Pharmaceuticals - 0.0%
Novo Nordisk A/S Class B ADR (e)	554,800	39,668,200
TOTAL DENMARK		61,163,080
FINLAND - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Amer Sports Inc (f)	515,500	18,753,890
FRANCE - 0.1%
Communication Services - 0.0%
Media - 0.0%
IPSOS SA	62,600	3,194,297
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
AKWEL SADIR	5,700	48,282
Cie Generale des Etablissements Michelin SCA Series B	108,900	4,166,408
		4,214,690
Specialty Retail - 0.0%
Maisons du Monde SA (b)(g)	415,000	1,178,029
TOTAL CONSUMER DISCRETIONARY		5,392,719

Consumer Staples - 0.0%
Beverages - 0.0%
Pernod Ricard SA	305,900	31,614,355
Food Products - 0.0%
Societe LDC SADIR	20,718	1,976,037
TOTAL CONSUMER STAPLES		33,590,392

Energy - 0.0%
Energy Equipment & Services - 0.0%
Vallourec SACA	172,300	2,917,941
Oil, Gas & Consumable Fuels - 0.0%
TotalEnergies SE ADR	245,620	14,412,982
TOTAL ENERGY		17,330,923

Financials - 0.0%
Banks - 0.0%
BNP Paribas SA	321,100	28,120,173
Capital Markets - 0.0%
Antin Infrastructure Partners SA	208,726	2,687,556
TOTAL FINANCIALS		30,807,729

Industrials - 0.1%
Aerospace & Defense - 0.1%
Airbus SE	376,298	69,210,454
Ground Transportation - 0.0%
Stef SA	52,034	7,538,864
TOTAL INDUSTRIALS		76,749,318

Information Technology - 0.0%
IT Services - 0.0%
Capgemini SE	94,100	15,626,541
Sopra Steria Group (f)	87,680	18,895,777
		34,522,318
TOTAL FRANCE		201,587,696
GERMANY - 0.2%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Mercedes-Benz Group AG	60,500	3,617,763
Textiles, Apparel & Luxury Goods - 0.0%
Birkenstock Holding Plc (f)	345,100	18,559,478
TOTAL CONSUMER DISCRETIONARY		22,177,241

Health Care - 0.0%
Biotechnology - 0.0%
BioNTech SE ADR (e)(f)	712,800	68,293,368
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
Takkt AG (e)	398,854	3,174,680
Machinery - 0.0%
JOST Werke SE (b)(g)	89,100	5,149,481
Norma Group SE	85,768	1,211,473
		6,360,954
Trading Companies & Distributors - 0.0%
Brenntag SE	60,200	4,076,638
TOTAL INDUSTRIALS		13,612,272

Information Technology - 0.2%
Software - 0.2%
SAP SE ADR (h)	650,455	196,996,802
TOTAL GERMANY		301,079,683
GHANA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Kosmos Energy Ltd (e)(f)	4,011,800	6,659,588
GRAND CAYMAN (UK OVERSEAS TER) - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Patria Investments Ltd Class A (e)	140,658	1,791,983
GREECE - 0.1%
Consumer Discretionary - 0.0%
Distributors - 0.0%
Autohellas Tourist and Trading SA	196,880	2,584,208
Specialty Retail - 0.0%
JUMBO SA	529,260	17,199,139
TOTAL CONSUMER DISCRETIONARY		19,783,347

Consumer Staples - 0.0%
Personal Care Products - 0.0%
Sarantis SA	278,008	4,229,900
Financials - 0.1%
Banks - 0.1%
Eurobank Ergasias Services and Holdings SA	14,631,907	45,067,066
National Bank of Greece SA	243,200	2,899,485
Piraeus Financial Holdings SA	4,264,677	28,410,740
		76,377,291
Industrials - 0.0%
Industrial Conglomerates - 0.0%
Metlen Energy & Metals SA	87,400	4,435,953
TOTAL GREECE		104,826,491
HONG KONG - 0.0%
Communication Services - 0.0%
Media - 0.0%
Pico Far East Holdings Ltd	1,026,000	273,474
Financials - 0.0%
Consumer Finance - 0.0%
Aeon Credit Service Asia Co Ltd	3,004,000	2,432,745
Health Care - 0.0%
Pharmaceuticals - 0.0%
Dawnrays Pharmaceutical Holdings Ltd	1,930,000	300,290
TOTAL HONG KONG		3,006,509
INDIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Oil & Natural Gas Corp Ltd	824,100	2,306,819
Financials - 0.0%
Banks - 0.0%
HDFC Bank Ltd/Gandhinagar (f)	864,631	19,742,578
Industrials - 0.0%
Professional Services - 0.0%
WNS Holdings Ltd ADR (f)	759,578	44,047,928
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Redington Ltd	2,000,888	6,051,713
TOTAL INDIA		72,149,038
IRELAND - 0.1%
Financials - 0.0%
Banks - 0.0%
AIB Group PLC	3,965,000	31,282,768
Bank of Ireland Group PLC	274,700	3,767,850
		35,050,618
Industrials - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV	72,000	8,332,559
Information Technology - 0.1%
IT Services - 0.1%
Accenture PLC Class A	316,668	100,326,756
TOTAL IRELAND		143,709,933
ISRAEL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Max Stock Ltd	367,700	1,531,080
Financials - 0.0%
Capital Markets - 0.0%
Etoro Group Ltd	33,300	1,971,360
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Nova Ltd (e)(f)	31,760	6,784,571
Software - 0.0%
Cellebrite DI Ltd (f)	581,320	9,696,418
TOTAL INFORMATION TECHNOLOGY		16,480,989

TOTAL ISRAEL		19,983,429
ITALY - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Brembo NV	472,600	4,325,106
Consumer Staples - 0.0%
Beverages - 0.0%
Coca-Cola HBC AG	139,200	7,243,224
Davide Campari-Milano NV (e)	1,890,800	12,331,845
		19,575,069
Consumer Staples Distribution & Retail - 0.0%
MARR SpA (e)	495,000	5,367,556
TOTAL CONSUMER STAPLES		24,942,625

Financials - 0.0%
Capital Markets - 0.0%
Banca Generali SpA	128,620	7,499,235
Financial Services - 0.0%
BFF Bank SpA (b)(f)(g)	711,400	7,334,453
TOTAL FINANCIALS		14,833,688

Industrials - 0.0%
Passenger Airlines - 0.0%
Ryanair Holdings PLC ADR	89,750	4,990,100
TOTAL ITALY		49,091,519
JAPAN - 0.1%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Daikyonishikawa Corp	619,300	2,771,668
Broadline Retail - 0.0%
ASKUL Corp	38,500	415,247
Distributors - 0.0%
Arata Corp	146,400	3,087,835
Household Durables - 0.0%
FJ Next Holdings Co Ltd	114,900	979,758
Specialty Retail - 0.0%
ARCLANDS CORP	293,500	3,485,817
TOTAL CONSUMER DISCRETIONARY		10,740,325

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Belc Co Ltd	10,700	525,724
G-7 Holdings Inc	439,100	4,095,154
YAKUODO Holdings Co Ltd	41,300	589,815
		5,210,693
Food Products - 0.0%
Pickles Holdings Co Ltd	132,000	838,445
S Foods Inc	207,700	3,773,083
		4,611,528
Household Products - 0.0%
Transaction Co Ltd	50,400	860,928
TOTAL CONSUMER STAPLES		10,683,149

Financials - 0.0%
Financial Services - 0.0%
Zenkoku Hosho Co Ltd	194,000	4,308,864
Industrials - 0.0%
Air Freight & Logistics - 0.0%
AZ-COM MARUWA Holdings Inc (e)	665,200	4,914,053
Building Products - 0.0%
Nihon Dengi Co Ltd	77,000	2,140,450
Nihon Flush Co Ltd	97,378	559,655
		2,700,105
Commercial Services & Supplies - 0.0%
Green Cross Holdings Co Ltd	25,600	191,962
Prestige International Inc	528,310	2,346,087
		2,538,049
Construction & Engineering - 0.0%
Raiznext Corp	206,100	2,437,764
Machinery - 0.0%
Daiwa Industries Ltd	325,400	3,744,831
Professional Services - 0.0%
Altech Corp	59,000	1,134,529
Creek & River Co Ltd	91,800	954,395
Persol Holdings Co Ltd	1,919,100	3,599,605
Quick Co Ltd	178,500	2,792,338
Will Group Inc	187,400	1,203,361
		9,684,228
Trading Companies & Distributors - 0.0%
Chori Co Ltd	70,700	1,886,709
ITOCHU Corp	189,600	10,063,251
Mitani Corp	261,600	3,801,422
Totech Corp	98,000	1,998,888
		17,750,270
TOTAL INDUSTRIALS		43,769,300

Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.0%
Daiwabo Holdings Co Ltd	262,260	4,443,448
Maruwa Co Ltd/Aichi	15,500	3,784,113
Riken Keiki Co Ltd	36,400	733,590
		8,961,151
IT Services - 0.0%
Avant Group Corp	185,100	1,974,554
DTS Corp	112,300	3,867,032
TDC Soft Inc	291,400	2,703,492
		8,545,078
Semiconductors & Semiconductor Equipment - 0.1%
Advantest Corp	196,600	9,943,281
Allegro MicroSystems Inc (e)(f)	642,660	16,291,432
Renesas Electronics Corp	1,043,200	12,670,109
SUMCO Corp (e)	1,038,520	7,019,697
		45,924,519
Software - 0.0%
Cresco Ltd	579,600	6,658,180
System Research Co Ltd	294,000	3,706,286
		10,364,466
Technology Hardware, Storage & Peripherals - 0.0%
MCJ Co Ltd	689,000	6,330,018
TOTAL INFORMATION TECHNOLOGY		80,125,232

Materials - 0.0%
Chemicals - 0.0%
C Uyemura & Co Ltd	56,000	3,584,281
Construction Materials - 0.0%
Vertex Corp/Japan	34,500	504,211
TOTAL MATERIALS		4,088,492

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Arealink Co Ltd	173,000	2,571,645
Utilities - 0.0%
Electric Utilities - 0.0%
Kansai Electric Power Co Inc/The	953,800	10,821,948
TOTAL JAPAN		167,108,955
KOREA (SOUTH) - 0.0%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Cuckoo Holdings Co Ltd	41,065	891,580
Consumer Staples - 0.0%
Tobacco - 0.0%
KT&G Corp	91,269	7,939,536
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
InBody Co Ltd	31,300	556,113
Value Added Technology Co Ltd	80,700	1,188,517
Vieworks Co Ltd	116,600	1,873,350
		3,617,980
Industrials - 0.0%
Machinery - 0.0%
Hy-Lok Corp	73,416	1,506,299
Professional Services - 0.0%
e-Credible Co Ltd	47,700	541,292
TOTAL INDUSTRIALS		2,047,591

Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
MAKUS Inc	287,084	2,597,086
Technology Hardware, Storage & Peripherals - 0.0%
Samsung Electronics Co Ltd	176,950	7,197,047
TOTAL INFORMATION TECHNOLOGY		9,794,133

Materials - 0.0%
Chemicals - 0.0%
Soulbrain Co Ltd	34,840	4,024,189
TOTAL KOREA (SOUTH)		28,315,009
MALAYSIA - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Scientex BHD	2,007,400	1,603,468
MEXICO - 0.0%
Consumer Staples - 0.0%
Food Products - 0.0%
Gruma SAB de CV Series B	58,300	1,098,641
Health Care - 0.0%
Pharmaceuticals - 0.0%
Genomma Lab Internacional SAB de CV	1,272,200	1,475,138
TOTAL MEXICO		2,573,779
MONACO - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Scorpio Tankers Inc	105,118	4,177,389
NETHERLANDS - 0.3%
Communication Services - 0.0%
Entertainment - 0.0%
Universal Music Group NV	1,710,883	54,743,932
Universal Music Group NV rights (f)(i)	1,710,883	543,934
		55,287,866
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Acomo NV	110,100	2,894,052
Financials - 0.0%
Capital Markets - 0.0%
Van Lanschot Kempen NV depository receipt	5,800	359,574
Insurance - 0.0%
ASR Nederland NV (e)	84,200	5,399,765
NN Group NV	68,059	4,282,724
		9,682,489
TOTAL FINANCIALS		10,042,063

Health Care - 0.1%
Biotechnology - 0.1%
Argenx SE ADR (f)	130,300	74,695,778
Merus NV (f)	723,390	40,560,477
uniQure NV (f)	279,600	4,045,812
		119,302,067
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
ASML Holding NV depository receipt	36,800	27,113,136
BE Semiconductor Industries NV	217,043	26,258,339
NXP Semiconductors NV	636,551	121,663,993
		175,035,468
TOTAL NETHERLANDS		362,561,516
NORWAY - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Europris ASA (b)(g)	984,481	7,677,243
Financials - 0.0%
Banks - 0.0%
SpareBank 1 Nord Norge	45,200	652,356
Sparebank 1 Oestlandet	266,020	4,771,858
		5,424,214
Industrials - 0.0%
Construction & Engineering - 0.0%
Multiconsult ASA (b)(g)	45,600	893,469
Norconsult Norge AS	234,600	1,038,847
		1,932,316
TOTAL NORWAY		15,033,773
PHILIPPINES - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Robinsons Land Corp (f)	2,929,000	685,299
PORTUGAL - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Galp Energia SGPS SA	601,400	9,627,987
Materials - 0.0%
Containers & Packaging - 0.0%
Corticeira Amorim SGPS SA	224,580	1,968,595
TOTAL PORTUGAL		11,596,582
PUERTO RICO - 0.1%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liberty Latin America Ltd Class C (f)	471,320	2,356,600
Financials - 0.1%
Banks - 0.0%
First BanCorp/Puerto Rico	686,937	13,725,001
Popular Inc	213,610	22,115,043
		35,840,044
Financial Services - 0.1%
EVERTEC Inc	1,309,656	47,448,837
TOTAL FINANCIALS		83,288,881

TOTAL PUERTO RICO		85,645,481
SINGAPORE - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hour Glass Ltd/The	1,687,200	2,093,057
SPAIN - 0.1%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Cellnex Telecom SA (b)(g)	1,038,400	39,812,570
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
CIE Automotive SA (e)	441,080	12,144,989
Financials - 0.1%
Banks - 0.1%
Banco Santander SA	6,453,700	51,485,394
Bankinter SA	388,200	4,998,464
		56,483,858
Insurance - 0.0%
Grupo Catalana Occidente SA	41,740	2,324,660
TOTAL FINANCIALS		58,808,518

Health Care - 0.0%
Pharmaceuticals - 0.0%
Faes Farma SA	112,111	555,649
Industrials - 0.0%
Air Freight & Logistics - 0.0%
Logista Integral SA	260,900	8,425,034
TOTAL SPAIN		119,746,760
SWEDEN - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Autoliv Inc	381,653	39,241,561
Industrials - 0.0%
Building Products - 0.0%
Inwido AB	67,800	1,490,801
Electrical Equipment - 0.0%
AQ Group AB	655,700	11,880,222
Machinery - 0.0%
Beijer Alma AB B Shares	232,520	5,311,583
Trading Companies & Distributors - 0.0%
Alligo AB B Shares	43,100	506,215
Momentum Group AB B Shares	69,800	1,271,216
		1,777,431
TOTAL INDUSTRIALS		20,460,037

TOTAL SWEDEN		59,701,598
SWITZERLAND - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Garrett Motion Inc	881,300	9,341,780
Financials - 0.0%
Capital Markets - 0.0%
UBS Group AG (United States)	178,440	5,690,452
Vontobel Holding AG	27,634	2,075,068
		7,765,520
Health Care - 0.0%
Pharmaceuticals - 0.0%
Galderma Group AG	127,360	16,666,673
Industrials - 0.0%
Trading Companies & Distributors - 0.0%
Bossard Holding AG Series A	4,612	1,070,343
TOTAL SWITZERLAND		34,844,316
TAIWAN - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.0%
Thinking Electronic Industrial Co Ltd	202,000	921,204
Semiconductors & Semiconductor Equipment - 0.1%
Silicon Motion Technology Corp ADR	38,180	2,336,616
Sitronix Technology Corp	21,000	150,829
Taiwan Semiconductor Manufacturing Co Ltd	2,739,000	87,522,784
Taiwan Semiconductor Manufacturing Co Ltd ADR	516,500	99,849,780
Topco Scientific Co Ltd	574,455	4,971,610
		194,831,619
Technology Hardware, Storage & Peripherals - 0.0%
TSC Auto ID Technology Co Ltd	48,290	307,725
TOTAL TAIWAN		196,060,548
THAILAND - 0.0%
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Fabrinet (f)	192,487	44,824,448
UNITED KINGDOM - 0.7%
Communication Services - 0.0%
Media - 0.0%
WPP PLC	720,000	5,814,752
Consumer Discretionary - 0.1%
Broadline Retail - 0.0%
B&M European Value Retail SA	2,635,100	12,138,824
Distributors - 0.0%
Inchcape PLC	1,685,089	15,450,104
Diversified Consumer Services - 0.0%
ME Group International PLC	470,283	1,359,148
Hotels, Restaurants & Leisure - 0.1%
Flutter Entertainment PLC (f)	188,730	47,692,071
Hollywood Bowl Group PLC	696,700	2,487,552
		50,179,623
Household Durables - 0.0%
Barratt Redrow PLC	1,281,125	7,953,978
Berkeley Group Holdings PLC	434,397	24,639,205
Vistry Group PLC (f)	750,563	6,358,872
		38,952,055
Specialty Retail - 0.0%
Dunelm Group PLC	160,500	2,579,859
JD Sports Fashion PLC	12,097,554	13,720,242
Pets at Home Group Plc	3,143,500	11,291,562
		27,591,663
TOTAL CONSUMER DISCRETIONARY		145,671,417

Consumer Staples - 0.2%
Beverages - 0.2%
Coca-Cola Europacific Partners PLC	913,700	83,868,523
Diageo PLC	1,741,500	47,266,507
Diageo PLC ADR	510,705	55,677,059
		186,812,089
Food Products - 0.0%
Nomad Foods Ltd	581,700	10,179,750
Tobacco - 0.0%
British American Tobacco PLC ADR	656,900	29,691,880
Imperial Brands PLC	172,700	6,549,595
		36,241,475
TOTAL CONSUMER STAPLES		233,233,314

Energy - 0.0%
Energy Equipment & Services - 0.0%
TechnipFMC PLC	959,661	29,893,440
Financials - 0.1%
Capital Markets - 0.1%
3i Group PLC	184,200	10,117,216
London Stock Exchange Group PLC	201,386	30,642,269
Rathbones Group PLC	654,340	14,529,180
		55,288,665
Insurance - 0.0%
Direct Line Insurance Group PLC	1,544,732	6,193,933
Hiscox Ltd	1,784,523	30,319,195
		36,513,128
TOTAL FINANCIALS		91,801,793

Health Care - 0.1%
Biotechnology - 0.0%
Autolus Therapeutics PLC ADR (e)(f)	879,930	1,539,877
Pharmaceuticals - 0.1%
Astrazeneca PLC ADR	2,511,320	182,899,436
TOTAL HEALTH CARE		184,439,313

Industrials - 0.1%
Aerospace & Defense - 0.1%
QinetiQ Group PLC	357,000	2,391,552
Rolls-Royce Holdings PLC	4,845,600	56,388,161
		58,779,713
Commercial Services & Supplies - 0.0%
Mitie Group PLC	2,765,453	5,834,968
Industrial Conglomerates - 0.0%
DCC PLC	335,900	20,981,371
Machinery - 0.0%
Bodycote PLC	257,376	1,962,750
Passenger Airlines - 0.0%
JET2 PLC	391,696	9,816,180
Professional Services - 0.0%
Wilmington PLC	114,400	561,057
Trading Companies & Distributors - 0.0%
RS GROUP PLC	2,114,491	16,224,824
TOTAL INDUSTRIALS		114,160,863

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Savills PLC	418,900	5,497,304
Utilities - 0.1%
Multi-Utilities - 0.1%
National Grid PLC	11,895,020	167,719,993
TOTAL UNITED KINGDOM		978,232,189
UNITED STATES - 47.3%
Communication Services - 3.8%
Diversified Telecommunication Services - 0.2%
AT&T Inc	8,388,134	233,190,125
Cogent Communications Holdings Inc	91,990	4,204,863
GCI Liberty Inc Class A (f)(j)	206,400	2
Iridium Communications Inc	290,600	7,381,240
Verizon Communications Inc	2,186,383	96,113,397
		340,889,627
Entertainment - 0.8%
Cinemark Holdings Inc (e)	270,740	9,142,890
Electronic Arts Inc	108,571	15,610,338
IMAX Corp (e)(f)	812,900	22,639,265
Liberty Media Corp-Liberty Formula One Class C (f)	338,800	32,704,364
Live Nation Entertainment Inc (f)	448,600	61,543,434
Netflix Inc (f)	348,525	420,749,836
Playtika Holding Corp	113,089	536,042
ROBLOX Corp Class A (f)	1,034,924	90,017,690
Roku Inc Class A (f)	444,381	32,199,847
Spotify Technology SA (f)	104,600	69,573,644
TKO Group Holdings Inc Class A	106,500	16,806,765
Walt Disney Co/The	4,318,636	488,178,613
		1,259,702,728
Interactive Media & Services - 2.4%
Alphabet Inc Class A	4,600,674	790,119,753
Alphabet Inc Class C	7,085,286	1,224,691,685
Angi Inc Class A (f)	22,866	357,853
Cars.com Inc (e)(f)	605,400	6,205,350
IAC Inc Class A (f)	280,660	10,092,534
Meta Platforms Inc Class A (h)	2,456,704	1,590,691,273
Reddit Inc Class A (f)	136,700	15,358,245
Snap Inc Class A (f)	3,781,281	31,195,568
Yelp Inc Class A (f)	172,106	6,569,286
ZoomInfo Technologies Inc (f)	761,600	7,273,280
		3,682,554,827
Media - 0.4%
Comcast Corp Class A	13,863,399	479,257,703
Liberty Broadband Corp Class A (f)	359,725	33,418,453
Liberty Broadband Corp Class C (f)	171,500	16,086,700
Magnite Inc (f)	1,880,493	30,764,865
New York Times Co/The Class A	622,581	35,561,827
News Corp Class A	125,003	3,530,085
News Corp Class B (e)	28,202	922,769
Nexstar Media Group Inc	15,165	2,584,419
Sirius XM Holdings Inc (e)	175,030	3,794,650
TEGNA Inc	421,315	7,044,387
Thryv Holdings Inc (e)(f)	561,845	7,472,539
		620,438,397
Wireless Telecommunication Services - 0.0%
Gogo Inc (e)(f)	468,000	4,965,480
T-Mobile US Inc	43,739	10,593,586
Telephone and Data Systems Inc	6,700	230,212
		15,789,278
TOTAL COMMUNICATION SERVICES		5,919,374,857

Consumer Discretionary - 3.8%
Automobile Components - 0.1%
Adient PLC (f)	556,100	8,669,599
BorgWarner Inc	145,262	4,806,720
Gentex Corp	594,706	12,827,808
LCI Industries	107,730	9,387,592
Lear Corp	270,132	24,425,335
Modine Manufacturing Co (f)	388,366	35,263,633
Patrick Industries Inc (e)	264,100	22,675,626
Phinia Inc	109,977	4,773,002
		122,829,315
Automobiles - 0.3%
Ford Motor Co	1,315,017	13,649,876
General Motors Co	320,200	15,885,122
Harley-Davidson Inc	437,500	10,591,875
Rivian Automotive Inc Class A (e)(f)	373,100	5,421,143
Tesla Inc (f)	1,326,218	459,481,489
		505,029,505
Broadline Retail - 1.1%
Amazon.com Inc (f)	7,701,624	1,578,909,937
eBay Inc	94,867	6,941,418
Etsy Inc (f)	220,447	12,201,741
Macy's Inc	1,517,800	18,046,642
		1,616,099,738
Distributors - 0.0%
LKQ Corp	707,700	28,640,619
Diversified Consumer Services - 0.3%
ADT Inc	1,253,383	10,428,147
Adtalem Global Education Inc (f)	39,279	5,186,006
Carriage Services Inc (e)	504,650	21,952,275
Frontdoor Inc (f)	198,271	10,906,888
Graham Holdings Co Class B	346	330,225
Grand Canyon Education Inc (f)	53,700	10,624,277
H&R Block Inc	2,449,400	139,493,330
Laureate Education Inc (f)	3,806,321	85,642,223
Service Corp International/US	1,600,972	124,875,816
		409,439,187
Hotels, Restaurants & Leisure - 0.5%
Airbnb Inc Class A (f)	401,241	51,760,089
Aramark	453,100	18,350,550
Booking Holdings Inc (h)	28,967	159,866,845
Brinker International Inc (f)	13,660	2,358,126
Caesars Entertainment Inc (f)	426,300	11,458,944
Carnival Corp (f)	653,145	15,166,027
Cheesecake Factory Inc/The	3,700	204,128
Chipotle Mexican Grill Inc (f)	421,500	21,108,720
Churchill Downs Inc	419,700	40,068,759
Darden Restaurants Inc	22,654	4,852,713
Domino's Pizza Inc	76,000	36,010,320
DoorDash Inc Class A (f)	76,192	15,897,461
DraftKings Inc Class A (f)	872,800	31,316,064
Dutch Bros Inc Class A (f)	517,180	37,340,396
Expedia Group Inc Class A	91,068	15,185,589
Hilton Grand Vacations Inc (e)(f)	300,300	11,462,451
Hilton Worldwide Holdings Inc	221,925	55,135,047
International Game Technology PLC (e)	987,459	14,525,522
Life Time Group Holdings Inc (f)	150,097	4,292,774
Light & Wonder Inc Class A (f)	44,612	4,020,433
Marriott International Inc/MD Class A1 (h)	472,800	124,738,824
McDonald's Corp	72,539	22,766,365
MGM Resorts International (f)	75,084	2,376,409
Noodles & Co Class A (f)	369,360	287,104
Red Rock Resorts Inc Class A	313,860	15,087,250
Royal Caribbean Cruises Ltd	18,179	4,671,458
Starbucks Corp	625,302	52,494,103
Wingstop Inc	50,700	17,324,190
Yum! Brands Inc	346,158	49,825,983
		839,952,644
Household Durables - 0.4%
Cavco Industries Inc (f)	147,926	64,139,974
DR Horton Inc	78,779	9,300,649
Garmin Ltd	87,820	17,824,825
Helen of Troy Ltd (f)	188,100	5,058,009
Installed Building Products Inc (e)	140,562	22,416,828
KB Home	65,100	3,357,858
Lennar Corp Class A	426,597	45,253,410
M/I Homes Inc (f)	31,366	3,343,929
Meritage Homes Corp	82,707	5,260,992
Newell Brands Inc	427,070	2,263,471
PulteGroup Inc	872,131	85,495,002
SharkNinja Inc (f)	145,300	13,357,429
Somnigroup International Inc	2,662,688	173,234,481
Taylor Morrison Home Corp (f)	51,504	2,898,645
Toll Brothers Inc	457,996	47,746,083
TopBuild Corp (f)	151,663	42,903,946
Tri Pointe Homes Inc (f)	507,540	14,962,279
Whirlpool Corp (e)	205,152	16,020,320
		574,838,130
Leisure Products - 0.0%
BRP Inc Subordinate Voting Shares (e)	72,400	3,189,114
Brunswick Corp/DE	229,500	11,617,290
Hasbro Inc	621,258	41,444,121
Latham Group Inc (f)	586,300	3,312,595
		59,563,120
Specialty Retail - 0.8%
Abercrombie & Fitch Co Class A (f)	73,748	5,788,481
Academy Sports & Outdoors Inc (e)	1,360,912	55,674,910
Advance Auto Parts Inc (e)	259,000	12,413,870
America's Car-Mart Inc/TX (f)	69,990	3,482,702
American Eagle Outfitters Inc	387,554	4,247,592
AutoNation Inc (f)	7,722	1,419,690
Bath & Body Works Inc	1,244,435	34,993,512
Best Buy Co Inc	74,821	4,959,136
Boot Barn Holdings Inc (f)	84,810	13,595,891
Buckle Inc/The	70,772	3,015,595
Caleres Inc (e)	637,445	8,573,635
Camping World Holdings Inc Class A	269,430	4,380,932
CarMax Inc (f)	28,276	1,822,671
Carvana Co Class A (f)	161,089	52,701,877
Chewy Inc Class A (f)	192,100	8,692,525
Dick's Sporting Goods Inc	465,838	83,543,387
Floor & Decor Holdings Inc Class A (f)	233,600	16,746,784
GameStop Corp Class A (e)(f)	54,466	1,623,087
Gap Inc/The	232,834	5,194,527
Home Depot Inc/The	348,268	128,263,622
Lowe's Cos Inc	2,100,799	474,213,358
Monro Inc	77,189	1,183,307
Murphy USA Inc	153,443	65,487,938
Restoration Hardware Inc (f)	63,535	11,506,824
Ross Stores Inc	1,335,200	187,048,168
Signet Jewelers Ltd (e)	31,820	2,118,257
TJX Cos Inc/The	145,413	18,452,910
Ulta Beauty Inc (f)	235,100	110,840,246
Urban Outfitters Inc (f)	14,270	997,472
Williams-Sonoma Inc	48,100	7,780,656
		1,330,763,562
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd (f)	736,187	13,339,708
Carter's Inc	24,252	760,785
Crocs Inc (f)	521,840	53,227,680
Kontoor Brands Inc	178,201	12,224,589
Levi Strauss & Co Class A	573,803	9,955,482
Lululemon Athletica Inc (f)	15,200	4,813,384
NIKE Inc Class B	1,227,600	74,380,284
Oxford Industries Inc (e)	120,800	6,484,544
PVH Corp	696,849	58,375,041
Rocky Brands Inc (e)	208,632	4,746,378
Steven Madden Ltd (e)	665,543	16,405,635
Tapestry Inc	1,482,960	116,486,508
VF Corp	622,000	7,750,120
Wolverine World Wide Inc	1,114,800	19,018,488
		397,968,626
TOTAL CONSUMER DISCRETIONARY		5,885,124,446

Consumer Staples - 3.1%
Beverages - 0.8%
Boston Beer Co Inc/The Class A (f)	29,322	6,739,662
Brown-Forman Corp Class B (e)	476,227	15,877,408
Coca-Cola Co/The	7,576,472	546,263,631
Coca-Cola Consolidated Inc (e)	132,110	15,146,412
Constellation Brands Inc Class A	521,642	93,003,552
Keurig Dr Pepper Inc	11,215,743	377,634,067
Molson Coors Beverage Co Class B	170,104	9,115,873
Monster Beverage Corp (f)	256,681	16,414,750
National Beverage Corp	61,196	2,767,895
PepsiCo Inc	266,000	34,965,700
Primo Brands Corp Class A	1,737,700	57,465,739
		1,175,394,689
Consumer Staples Distribution & Retail - 1.0%
Albertsons Cos Inc Class A	942,400	20,949,552
BJ's Wholesale Club Holdings Inc (f)	854,484	96,736,134
Casey's General Stores Inc	31,800	13,920,768
Costco Wholesale Corp	262,389	272,931,790
Grocery Outlet Holding Corp (f)	1,359,400	18,460,652
Ingles Markets Inc Class A	34,452	2,146,360
Kroger Co/The	760,276	51,873,631
Performance Food Group Co (f)	1,949,689	174,614,147
PriceSmart Inc	61,111	6,598,766
Sprouts Farmers Market Inc (f)	261,464	45,196,667
Sysco Corp	468,455	34,197,215
Target Corp	1,176,515	110,604,175
US Foods Holding Corp (f)	2,632,798	208,306,978
Village Super Market Inc Class A	11,830	456,400
Walgreens Boots Alliance Inc	3,874,930	43,592,963
Walmart Inc (h)	4,615,979	455,689,447
Weis Markets Inc	39,931	3,026,770
		1,559,302,415
Food Products - 0.3%
Armanino Foods of Distinction Inc	472,800	3,824,952
Bunge Global SA	183,500	14,340,525
Calavo Growers Inc	43,757	1,205,505
Conagra Brands Inc	44,385	1,015,972
Darling Ingredients Inc (f)	143,580	4,473,953
Flowers Foods Inc (e)	430,522	7,275,822
Freshpet Inc (f)	100,600	8,064,096
Hormel Foods Corp	14,892	456,886
Ingredion Inc	30,843	4,290,878
JM Smucker Co	845,318	95,191,260
Lamb Weston Holdings Inc	351,952	19,631,883
Lancaster Colony Corp	50,459	8,446,837
Mondelez International Inc	1,690,391	114,084,489
Post Holdings Inc (f)	97,230	10,752,666
Simply Good Foods Co/The (f)	1,695,830	58,523,093
Smithfield Foods Inc	275,900	6,450,542
Tootsie Roll Industries Inc Class A	44,133	1,573,341
TreeHouse Foods Inc (f)	1,068,566	23,999,992
Tyson Foods Inc Class A	872,950	49,024,872
		432,627,564
Household Products - 0.4%
Church & Dwight Co Inc	7,807	767,506
Energizer Holdings Inc (e)	175,900	4,096,711
Kimberly-Clark Corp	10,903	1,567,415
Procter & Gamble Co/The	3,506,894	595,786,223
WD-40 Co	35,442	8,634,734
		610,852,589
Personal Care Products - 0.3%
BellRing Brands Inc (f)	465,400	29,296,930
Estee Lauder Cos Inc/The Class A	1,538,977	103,019,120
Herbalife Ltd (e)(f)	249,393	1,947,759
Interparfums Inc	8,410	1,145,610
Kenvue Inc	16,521,588	394,370,307
USANA Health Sciences Inc (f)	28,907	863,452
		530,643,178
Tobacco - 0.3%
Altria Group Inc	121,312	7,352,720
Philip Morris International Inc	2,861,767	516,806,503
Turning Point Brands Inc	46,276	3,439,232
		527,598,455
TOTAL CONSUMER STAPLES		4,836,418,890

Energy - 2.2%
Energy Equipment & Services - 0.1%
Cactus Inc Class A	834,728	34,223,848
Expro Group Holdings NV (f)	487,392	4,055,101
Flowco Holdings Inc Class A (e)	477,370	8,215,538
Kodiak Gas Services Inc	1,514,070	53,461,812
NPK International Inc (f)	226,179	1,829,787
Oceaneering International Inc (f)	115,636	2,205,179
Solaris Energy Infrastructure Inc Class A (e)	136,110	3,733,497
Tidewater Inc (e)(f)	277,900	11,035,409
Weatherford International PLC	365,500	15,935,800
		134,695,971
Oil, Gas & Consumable Fuels - 2.1%
Antero Midstream Corp	87,129	1,636,283
Antero Resources Corp (f)	2,202,783	82,494,223
APA Corp	735,200	12,505,752
Cheniere Energy Inc	107,010	25,360,300
Chevron Corp	170,564	23,316,099
Chord Energy Corp	390,632	35,156,880
Civitas Resources Inc	202,965	5,555,152
ConocoPhillips	2,751,378	234,830,112
Core Natural Resources Inc	261,465	18,119,525
Coterra Energy Inc	52,649	1,279,897
CVR Energy Inc (e)	222,400	5,201,936
Devon Energy Corp	248,473	7,518,793
Diamondback Energy Inc	317,878	42,770,485
Dorian LPG Ltd	95,138	2,036,905
DT Midstream Inc	164,587	17,238,842
Energy Transfer LP	832,100	14,545,108
EOG Resources Inc	212,804	23,104,130
Expand Energy Corp	380,300	44,164,239
Exxon Mobil Corp	16,447,485	1,682,577,716
Gulfport Energy Corp (f)	123,520	23,654,080
Hess Corp	38,400	5,076,096
HF Sinclair Corp	24,966	902,022
Kinder Morgan Inc	67,264	1,886,083
Marathon Petroleum Corp	211,500	33,996,510
Murphy Oil Corp (e)	523,400	10,954,762
Northern Oil & Gas Inc (e)	1,124,140	29,879,641
Occidental Petroleum Corp (e)	234,244	9,552,470
Ovintiv Inc	2,084,382	74,662,563
Permian Resources Corp Class A	596,600	7,523,126
Range Resources Corp	691,100	26,289,444
Shell PLC	475,646	15,693,906
Shell PLC ADR	10,554,784	698,937,797
Shell PLC rights (f)(i)	475,646	170,281
Sitio Royalties Corp Class A (e)	277,145	4,730,865
Unit Corp	23,700	609,090
Uranium Energy Corp (e)(f)	298,180	1,768,207
Valero Energy Corp	485,800	62,653,626
Williams Cos Inc/The	656,161	39,704,302
		3,328,057,248
TOTAL ENERGY		3,462,753,219

Financials - 8.7%
Banks - 3.7%
ACNB Corp	43,900	1,824,923
Ameris Bancorp	23,944	1,471,838
Associated Banc-Corp	1,879,765	43,554,155
Axos Financial Inc (f)	147,411	10,250,961
Bancorp Inc/The (f)	971,432	49,640,175
Bank of America Corp	28,858,763	1,273,537,211
BankUnited Inc	466,350	15,846,573
Bar Harbor Bankshares	77,400	2,250,792
BOK Financial Corp	46,350	4,376,367
Byline Bancorp Inc	160,440	4,150,583
Cadence Bank	1,387,311	42,035,523
Camden National Corp (e)	189,704	7,462,955
Citigroup Inc	1,247,871	93,989,644
Comerica Inc	747,000	42,646,230
Connectone Bancorp Inc	186,810	4,291,026
Cullen/Frost Bankers Inc	213,400	27,097,532
CVB Financial Corp	221,540	4,153,875
East West Bancorp Inc	186,700	17,027,040
Eastern Bankshares Inc	1,226,980	18,404,700
Esquire Financial Holdings Inc (e)	16,987	1,541,400
First Foundation Inc (e)(f)	1,433,919	7,399,022
First Hawaiian Inc	25,300	604,164
First Horizon Corp	1,951,200	38,789,856
First Interstate BancSystem Inc Class A	340,080	9,233,172
First Northwest Bancorp	164,787	1,450,126
Flagstar Financial Inc (e)	264,380	3,045,658
FNB Corp/PA	2,784,913	38,626,743
Hancock Whitney Corp	94,970	5,192,010
Hanmi Financial Corp (e)	648,048	14,853,260
Huntington Bancshares Inc/OH	775,867	12,126,801
Independent Bank Corp/MI	168,980	5,327,939
JPMorgan Chase & Co (h)	2,718,283	717,626,712
KeyCorp	6,715,560	106,508,782
M&T Bank Corp	1,557,075	284,384,178
Nicolet Bankshares Inc	30,000	3,679,200
Old National Bancorp/IN (e)	4,348,779	90,715,530
Orrstown Financial Services Inc	142,830	4,293,470
Pathward Financial Inc	272,412	21,261,757
Pinnacle Financial Partners Inc	44,380	4,716,706
Plumas Bancorp	145,000	6,311,850
PNC Financial Services Group Inc/The	1,957,928	340,307,466
Preferred Bank/Los Angeles CA	32,234	2,695,085
QCR Holdings Inc	122,544	8,247,211
Signature Bank/New York NY (e)(f)	30,400	21,279
Southern Missouri Bancorp Inc	84,300	4,439,238
SouthState Corp	81,606	7,165,007
Synovus Financial Corp	1,126,937	53,901,397
Truist Financial Corp	2,228,760	88,036,020
UMB Financial Corp	141,641	14,606,020
Union Bankshares Inc/Morrisville VT (e)	74,712	2,203,257
United Bankshares Inc/WV	112,222	4,055,703
United Community Banks Inc/GA	861,184	24,750,428
Univest Financial Corp	639,976	18,892,092
US Bancorp	8,893,392	387,662,957
Washington Trust Bancorp Inc	121,300	3,355,158
Webster Financial Corp	1,256,861	64,703,204
Wells Fargo & Co (h)	23,037,252	1,722,725,705
West BanCorp Inc	128,100	2,482,578
Westamerica BanCorp	69,356	3,332,556
Western Alliance Bancorp	111,380	8,065,026
Wintrust Financial Corp	329,040	39,290,666
		5,842,638,492
Capital Markets - 1.6%
Ares Management Corp Class A	191,829	31,747,700
Artisan Partners Asset Management Inc Class A (e)	183,222	7,383,847
Bank of New York Mellon Corp/The	2,089,677	185,166,279
Blackrock Inc	209,079	204,874,421
Blue Owl Capital Inc Class A	3,007,014	56,171,022
Cboe Global Markets Inc	249,667	57,203,703
Charles Schwab Corp/The	3,373,594	298,023,294
CME Group Inc Class A	154,944	44,778,816
Cohen & Steers Inc (e)	70,068	5,384,025
Diamond Hill Investment Group Inc	7,118	1,005,488
DigitalBridge Group Inc Class A	550,000	6,083,000
Evercore Inc Class A	85,563	19,806,979
Federated Hermes Inc Class B	612,378	25,842,352
Goldman Sachs Group Inc/The	45,626	27,396,132
Hamilton Lane Inc Class A (e)	109,223	16,274,227
Interactive Brokers Group Inc Class A	156,139	32,739,226
Intercontinental Exchange Inc	810,624	145,750,195
KKR & Co Inc Class A	893,807	108,561,798
Lazard Inc (e)	839,637	36,440,246
LPL Financial Holdings Inc	197,935	76,632,515
MarketAxess Holdings Inc	532,730	115,288,099
Moody's Corp	36,200	17,351,384
Morgan Stanley	1,244,531	159,337,304
Morningstar Inc	58,040	17,900,697
MSCI Inc	2,600	1,466,451
Northern Trust Corp	2,819,839	300,989,615
P10 Inc Class A (e)	473,850	5,146,010
Perella Weinberg Partners Class A	649,170	11,276,083
Piper Sandler Cos	31,140	7,830,153
PJT Partners Inc Class A (e)	106,738	16,081,147
Raymond James Financial Inc	275,899	40,551,635
Robinhood Markets Inc Class A (f)	107,000	7,078,050
S&P Global Inc	62,557	32,082,983
SEI Investments Co	353,381	30,129,264
State Street Corp	1,682,528	161,993,796
StepStone Group Inc Class A	512,993	29,676,645
Stifel Financial Corp	988,466	93,133,267
T Rowe Price Group Inc	90,565	8,475,978
Tradeweb Markets Inc Class A	162,074	23,411,589
Virtu Financial Inc Class A	1,371,450	55,118,576
		2,521,583,991
Consumer Finance - 0.2%
Ally Financial Inc	82,831	2,899,085
Capital One Financial Corp	862,137	163,073,214
FirstCash Holdings Inc	370,712	47,417,772
OneMain Holdings Inc	925,599	47,983,052
PROG Holdings Inc	108,630	3,131,803
SLM Corp	2,390,790	77,389,872
Synchrony Financial	294,874	16,999,486
		358,894,284
Financial Services - 1.5%
Affirm Holdings Inc Class A (f)	583,500	30,283,650
Apollo Global Management Inc	948,832	124,002,854
AvidXchange Holdings Inc (f)	2,715,225	26,582,053
Berkshire Hathaway Inc Class A (f)	67	50,745,800
Berkshire Hathaway Inc Class B (f)	1,016,736	512,394,275
Block Inc Class A (f)	811,442	50,106,544
Cannae Holdings Inc (e)	168,360	3,139,914
Corebridge Financial Inc	337,900	11,018,919
Corpay Inc (f)	109,480	35,593,043
Essent Group Ltd	28,600	1,658,800
Euronet Worldwide Inc (f)	11,583	1,254,207
Federal Agricultural Mortgage Corp Class C	37,900	7,065,318
Fidelity National Information Services Inc	10,982	874,276
Fiserv Inc (f)	530,223	86,315,002
Global Payments Inc	143,488	10,849,128
HA Sustainable Infrastructure Capital Inc	522,090	13,078,355
International Money Express Inc (f)	76,441	843,143
Mastercard Inc Class A	826,095	483,761,232
MGIC Investment Corp	238,057	6,296,608
Mr Cooper Group Inc (f)	202,500	26,229,825
PayPal Holdings Inc (f)	1,441,156	101,284,444
Sezzle Inc (e)(f)	39,586	4,224,222
Toast Inc Class A (f)	824,122	34,761,466
UWM Holdings Corp Class A	3,258,091	14,009,791
Visa Inc Class A (h)	1,632,459	596,157,702
Voya Financial Inc	486,941	32,391,315
Walker & Dunlop Inc	64,920	4,446,371
WEX Inc (f)	80,390	10,686,243
		2,280,054,500
Insurance - 1.7%
Allstate Corp/The	134,517	28,231,083
American Financial Group Inc/OH	1,183,719	146,757,482
American International Group Inc	300,847	25,463,690
Amerisafe Inc	49,535	2,351,426
Arthur J Gallagher & Co	551,141	191,488,429
Assurant Inc	112,360	22,806,833
Axis Capital Holdings Ltd	201,966	20,964,071
Baldwin Insurance Group Inc/The Class A (e)(f)	2,197,630	84,674,684
Brighthouse Financial Inc (f)	738,700	44,181,647
Chubb Ltd	1,668,569	495,898,708
Cincinnati Financial Corp	69,361	10,461,026
CNO Financial Group Inc	57,740	2,191,810
Erie Indemnity Co Class A	65,220	23,382,022
Everest Group Ltd	33,500	11,630,865
Fidelity National Financial Inc	2,522	138,130
First American Financial Corp	318,591	17,780,564
Globe Life Inc	381,254	46,463,425
Hartford Insurance Group Inc/The	1,232,848	160,072,984
HCI Group Inc (e)	19,219	3,243,591
Kemper Corp	31,832	2,028,653
Kinsale Capital Group Inc	57,851	27,305,093
Loews Corp	65,101	5,812,868
Markel Group Inc (f)	7,679	14,910,314
Marsh & McLennan Cos Inc	603,578	141,032,035
MetLife Inc	5,568	437,533
Primerica Inc	226,690	61,342,314
Principal Financial Group Inc	110,081	8,574,209
Progressive Corp/The	178,332	50,812,137
Prudential Financial Inc	59,544	6,186,026
Reinsurance Group of America Inc	577,652	117,430,875
RLI Corp	218,066	16,762,733
Selective Insurance Group Inc	475,780	41,878,156
Stewart Information Services Corp	206,500	12,460,210
The Travelers Companies, Inc.	1,747,474	481,778,582
TWFG Inc Class A	207,955	7,280,505
Unum Group	838,703	68,530,422
Willis Towers Watson PLC	685,700	217,058,335
		2,619,803,470
Mortgage Real Estate Investment Trusts (REITs) - 0.0%
AGNC Investment Corp (e)	4,216,800	37,698,192
Annaly Capital Management Inc	1,771,300	33,566,135
Rithm Capital Corp	1,179,332	13,149,552
		84,413,879
TOTAL FINANCIALS		13,707,388,616

Health Care - 5.0%
Biotechnology - 0.9%
AbbVie Inc	757,430	140,965,297
ADMA Biologics Inc (f)	237,970	4,721,325
Alkermes PLC (f)	100,512	3,076,672
Alnylam Pharmaceuticals Inc (f)	443,071	134,941,704
AnaptysBio Inc (e)(f)	29,490	655,563
Annexon Inc (f)	283,900	579,155
Apogee Therapeutics Inc (e)(f)	91,180	3,340,835
Arcellx Inc (e)(f)	67,750	4,204,565
Arcus Biosciences Inc (f)	329,700	2,944,221
Astria Therapeutics Inc (e)(f)	692,810	3,297,776
Avidity Biosciences Inc (f)	288,000	8,922,240
Beam Therapeutics Inc (f)	281,898	4,462,445
Biogen Inc (f)	144,503	18,755,044
Blueprint Medicines Corp (f)	47,550	4,819,193
Cargo Therapeutics Inc (f)	116,091	493,386
Celldex Therapeutics Inc (e)(f)	474,699	9,389,546
CG oncology Inc (e)(f)	87,930	2,252,767
Cogent Biosciences Inc (e)(f)	505,150	2,748,016
Crinetics Pharmaceuticals Inc (f)	877,510	26,772,830
Cytokinetics Inc (e)(f)	1,420,686	44,069,680
Day One Biopharmaceuticals Inc (f)	549,190	3,503,832
Disc Medicine Inc (e)(f)	111,070	5,184,748
Exact Sciences Corp (f)	2,478,400	139,484,352
Exelixis Inc (f)	893,909	38,473,843
Gilead Sciences Inc	3,803,674	418,708,434
Immunovant Inc (e)(f)	198,520	2,948,022
Incyte Corp (f)	238,980	15,548,039
Insmed Inc (f)	99,330	6,926,281
Janux Therapeutics Inc (e)(f)	209,267	4,980,555
Legend Biotech Corp ADR (f)	1,793,240	51,914,298
Madrigal Pharmaceuticals Inc (e)(f)	16,700	4,596,842
Monte Rosa Therapeutics Inc (f)	151,170	631,891
MoonLake Immunotherapeutics Class A (e)(f)	394,672	15,396,155
Natera Inc (f)	104,900	16,545,877
Neurocrine Biosciences Inc (f)	301,211	37,054,977
Nurix Therapeutics Inc (f)	1,014,093	10,779,809
Nuvalent Inc Class A (f)	100,000	7,461,000
Perspective Therapeutics Inc (e)(f)	808,240	2,077,177
PTC Therapeutics Inc (f)	289,335	14,038,534
Regeneron Pharmaceuticals Inc	3,066	1,503,198
Sarepta Therapeutics Inc (f)	46,900	1,763,440
Soleno Therapeutics Inc (f)	41,500	3,044,025
Spyre Therapeutics Inc (e)(f)	141,060	2,155,397
Travere Therapeutics Inc (f)	136,180	2,045,424
United Therapeutics Corp (f)	116,742	37,223,187
Upstream Bio Inc (e)	72,960	673,421
Vaxcyte Inc (f)	944,760	30,695,252
Veracyte Inc (f)	859,500	22,871,295
Viking Therapeutics Inc (e)(f)	1,177,996	31,570,293
Vir Biotechnology Inc (f)	516,284	2,550,443
Viridian Therapeutics Inc (e)(f)	345,320	4,806,854
		1,358,569,155
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	560,425	74,861,572
Alcon AG (United States) (e)	320,000	27,500,800
Align Technology Inc (f)	7,537	1,363,745
AtriCure Inc (f)	155,500	5,375,635
Becton Dickinson & Co	269,941	46,589,117
Boston Scientific Corp (f)(h)	4,846,997	510,194,904
DENTSPLY SIRONA Inc	41,489	662,993
Edwards Lifesciences Corp (f)	55,422	4,335,109
GE HealthCare Technologies Inc	498,877	35,190,784
Glaukos Corp (f)	746,126	70,352,221
Haemonetics Corp (f)	137,918	9,338,428
ICU Medical Inc (f)	65,000	8,765,900
Inspire Medical Systems Inc (f)	326,240	45,086,368
Insulet Corp (f)	429,094	139,468,423
Intuitive Surgical Inc (f)	65,000	35,902,100
iRadimed Corp	20,877	1,208,360
iRhythm Technologies Inc (f)	60,250	8,465,125
Kestra Medical Technologies Ltd	600,000	13,512,000
Lantheus Holdings Inc (e)(f)	515,730	38,968,559
Masimo Corp (f)	754,500	122,606,250
Medtronic PLC	67,203	5,576,505
Merit Medical Systems Inc (f)	524,717	49,863,857
Penumbra Inc (f)	609,900	162,825,003
Pulmonx Corp (f)	660,300	2,245,020
RxSight Inc (f)	133,400	2,039,686
Solventum Corp (f)	301,048	22,003,598
STERIS PLC	37,537	9,204,448
Stryker Corp	277,903	106,336,804
Tandem Diabetes Care Inc (f)	345,600	6,849,792
Teleflex Inc	121,445	14,849,080
TransMedics Group Inc (e)(f)	223,472	28,407,761
Utah Medical Products Inc	8,249	454,354
ViewRay Inc (e)(f)	788,420	1
		1,610,404,302
Health Care Providers & Services - 1.7%
Addus HomeCare Corp (f)	57,800	6,410,598
agilon health Inc (f)	6,503,000	14,436,660
AMN Healthcare Services Inc (f)	65,780	1,388,616
BrightSpring Health Services Inc (f)	1,907,710	45,422,575
Cardinal Health Inc	609,006	94,054,887
Cencora Inc	160,000	46,598,400
Centene Corp (f)	5,184,944	292,638,239
Chemed Corp	47,449	27,275,583
Cigna Group/The	1,755,408	555,832,389
CorVel Corp (f)	71,204	7,922,869
CVS Health Corp	5,222,322	334,437,501
Elevance Health Inc	79,412	30,481,502
Ensign Group Inc/The (e)	466,542	68,702,975
Guardant Health Inc (f)	15,564	632,210
HealthEquity Inc (f)	64,080	6,447,089
Henry Schein Inc (f)	334,200	23,390,658
Humana Inc	377,684	88,049,471
Labcorp Holdings Inc	164,381	40,925,938
LifeStance Health Group Inc (f)	3,176,350	18,867,519
McKesson Corp	152,074	109,418,764
Molina Healthcare Inc (f)	301,827	92,069,308
National Research Corp Class A	38,674	522,485
Option Care Health Inc (f)	720,783	23,555,188
Pennant Group Inc/The (f)	238,020	6,833,554
Privia Health Group Inc (f)	1,400,000	31,864,000
Progyny Inc (f)	240,290	5,166,235
Quest Diagnostics Inc (e)	77,500	13,433,850
Select Medical Holdings Corp	273,215	4,177,457
Surgery Partners Inc (f)	1,321,750	31,206,518
Tenet Healthcare Corp (f)	532,748	89,911,880
UnitedHealth Group Inc	1,801,288	543,826,860
Universal Health Services Inc Class B	265,897	50,613,494
		2,706,515,272
Health Care Technology - 0.1%
Doximity Inc Class A (f)	335,060	17,453,275
HealthStream Inc	62,830	1,760,497
Phreesia Inc (f)	540,000	13,224,600
Veeva Systems Inc Class A (f)	159,897	44,723,191
Waystar Holding Corp (f)	121,496	4,857,410
		82,018,973
Life Sciences Tools & Services - 0.3%
10X Genomics Inc Class A (f)	428,106	4,079,850
Agilent Technologies Inc	38,301	4,286,648
Bruker Corp	473,997	17,395,690
Danaher Corp	1,070,523	203,292,318
ICON PLC (f)	93,860	12,228,081
Illumina Inc (f)	68,338	5,620,117
IQVIA Holdings Inc (f)	17,891	2,510,644
Medpace Holdings Inc (f)	66,646	19,653,905
QIAGEN NV (United States) (e)	78,938	3,562,472
Repligen Corp (f)	71,600	8,453,812
Thermo Fisher Scientific Inc	409,263	164,859,322
		445,942,859
Pharmaceuticals - 1.0%
Axsome Therapeutics Inc (e)(f)	50,160	5,274,826
Bristol-Myers Squibb Co	1,362,918	65,801,681
Elanco Animal Health Inc (f)	9,989,400	134,257,536
Eli Lilly & Co	512,042	377,718,022
Enliven Therapeutics Inc (e)(f)	203,985	3,624,813
GSK PLC	370,010	7,516,363
GSK PLC ADR (e)	7,372,027	302,474,268
Haleon PLC	18,602,200	103,843,561
Haleon PLC ADR	10,764,159	122,173,205
Jazz Pharmaceuticals PLC (f)	16,580	1,791,801
Johnson & Johnson	768,199	119,232,167
Merck & Co Inc	2,146,231	164,916,390
Ocular Therapeutix Inc (e)(f)	669,150	5,359,892
Organon & Co	68,787	634,216
Pfizer Inc	1,976,611	46,430,592
Prestige Consumer Healthcare Inc (f)	124,855	10,696,328
Royalty Pharma PLC Class A	3,077,906	101,201,549
Sanofi SA ADR	10,000	493,700
		1,573,440,910
TOTAL HEALTH CARE		7,776,891,471

Industrials - 6.9%
Aerospace & Defense - 2.3%
ATI Inc (f)	325,730	25,941,137
Boeing Co (f)	3,965,874	822,204,998
Cadre Holdings Inc	342,890	11,236,505
Curtiss-Wright Corp	84,485	37,182,693
GE Aerospace (h)	5,409,889	1,330,345,805
General Dynamics Corp	348,154	96,957,407
HEICO Corp Class A	112,646	26,566,433
Howmet Aerospace Inc	1,017,835	172,919,988
Huntington Ingalls Industries Inc	325,194	72,537,774
Karman Holdings Inc (e)	23,390	1,002,495
Kratos Defense & Security Solutions Inc (f)	617,180	22,767,770
L3Harris Technologies Inc	347,600	84,932,584
Lockheed Martin Corp	558,890	269,597,358
Northrop Grumman Corp	331,118	160,516,073
Rocket Lab Corp (e)	141,210	3,783,016
RTX Corp	486,427	66,387,557
Spirit AeroSystems Holdings Inc Class A (f)	3,080,085	115,133,577
Standard Aero Inc	7,200	211,176
Textron Inc	496,353	36,745,013
TransDigm Group Inc	109,673	161,047,123
V2X Inc (e)(f)	813,332	36,827,673
Woodward Inc	155,064	33,544,995
		3,588,389,150
Air Freight & Logistics - 0.2%
CH Robinson Worldwide Inc	398,100	38,205,657
FedEx Corp	144,438	31,501,928
Radiant Logistics Inc (f)	912,800	5,422,032
United Parcel Service Inc Class B	1,783,360	173,948,934
		249,078,551
Building Products - 0.5%
A O Smith Corp	327,959	21,091,043
Allegion plc	177,429	25,319,118
Armstrong World Industries Inc	113,584	17,677,078
AZZ Inc (e)	513,274	46,548,819
Builders FirstSource Inc (f)	386,061	41,571,048
Carlisle Cos Inc	119,631	45,481,314
Gibraltar Industries Inc (f)	467,025	27,358,325
Hayward Holdings Inc (f)	996,700	13,903,965
Janus International Group Inc (f)	2,202,900	17,997,693
Johnson Controls International plc	1,434,008	145,365,391
Lennox International Inc	38,070	21,488,612
Owens Corning	4,027	539,416
Simpson Manufacturing Co Inc	120,300	18,730,710
Tecnoglass Inc (e)	356,802	30,552,955
Trane Technologies PLC	691,836	297,676,276
Trex Co Inc (f)	316,500	17,682,855
UFP Industries Inc	78,250	7,634,070
		796,618,688
Commercial Services & Supplies - 0.3%
ACV Auctions Inc Class A (f)	438,570	7,183,777
Brady Corp Class A	1,297,153	90,502,365
BrightView Holdings Inc (f)	223,240	3,478,079
Brink's Co/The (e)	730,615	59,954,267
Cintas Corp	397,832	90,108,948
Ennis Inc	67,997	1,269,503
GFL Environmental Inc Subordinate Voting Shares	745,500	37,678,348
GFL Environmental Inc Subordinate Voting Shares (United States)	102,359	5,161,964
MSA Safety Inc	97,018	15,811,023
Republic Services Inc	277,666	71,440,685
Rollins Inc	734,512	42,050,812
Tetra Tech Inc	266,600	9,315,004
Veralto Corp	104,333	10,540,763
Vestis Corp	242,961	1,496,640
VSE Corp (e)	68,450	8,904,661
		454,896,839
Construction & Engineering - 0.3%
Bowman Consulting Group Ltd (e)(f)	257,820	6,463,547
Centuri Holdings Inc (e)(f)	771,150	16,101,612
Comfort Systems USA Inc	149,076	71,292,615
Construction Partners Inc Class A (e)(f)	114,730	12,011,084
EMCOR Group Inc	318,486	150,280,804
Everus Construction Group Inc	133,286	7,718,592
IES Holdings Inc (e)(f)	226,136	58,718,474
Quanta Services Inc	191,100	65,463,216
Sterling Infrastructure Inc (f)	146,560	27,554,746
Valmont Industries Inc	80,055	25,460,692
WillScot Holdings Corp	511,200	13,776,840
		454,842,222
Electrical Equipment - 1.0%
Acuity Inc	205,255	53,343,722
Allient Inc	337,400	10,256,960
AMETEK Inc	739,576	132,191,814
Eaton Corp PLC	468,891	150,138,898
Emerson Electric Co	298,370	35,619,411
EnerSys	34,717	2,903,382
GE Vernova Inc (h)	1,878,303	888,399,753
Hubbell Inc	66,260	25,813,571
NEXTracker Inc Class A (f)	131,840	7,474,010
nVent Electric PLC	263,734	17,353,697
Regal Rexnord Corp	616,754	82,299,654
Vertiv Holdings Co Class A (h)	846,193	91,329,610
		1,497,124,482
Ground Transportation - 0.4%
ArcBest Corp	61,813	3,875,057
CSX Corp	5,387,591	170,194,000
Heartland Express Inc	405,000	3,624,750
Knight-Swift Transportation Holdings Inc	881,985	39,089,575
Landstar System Inc	92,149	12,644,686
Lyft Inc Class A (f)	1,336,362	20,366,157
Norfolk Southern Corp	397,186	98,152,604
Old Dominion Freight Line Inc	298,000	47,730,660
Proficient Auto Logistics Inc (e)(f)	672,800	5,422,768
Uber Technologies Inc (f)	1,820,818	153,240,043
Union Pacific Corp	338,803	75,099,073
Universal Logistics Holdings Inc	429,480	10,333,289
Werner Enterprises Inc (e)	362,700	9,412,065
XPO Inc (f)	227,200	25,862,176
		675,046,903
Industrial Conglomerates - 0.0%
3M Co	582,269	86,379,606
Honeywell International Inc	110,580	25,065,169
		111,444,775
Machinery - 1.2%
Allison Transmission Holdings Inc	1,195,462	123,754,226
Atmus Filtration Technologies Inc	164,200	5,914,484
Blue Bird Corp (e)(f)	267,580	10,355,346
Caterpillar Inc	68,482	23,833,790
Chart Industries Inc (f)	432,026	67,767,598
Crane Co	154,700	26,515,580
Cummins Inc	116,088	37,319,970
Deere & Co	686,570	347,582,929
Donaldson Co Inc	506,427	35,221,998
Dover Corp	701,000	124,602,750
Enpro Inc	108,190	20,030,297
Esab Corp	390,382	48,013,082
ESCO Technologies Inc	29,868	5,413,276
Federal Signal Corp (e)	174,168	16,383,984
Flowserve Corp	316,991	15,821,021
Gates Industrial Corp PLC (f)	1,274,677	26,959,419
Graco Inc	441,522	37,379,253
Hillenbrand Inc	565,800	11,055,732
Hillman Solutions Corp Class A (e)(f)	414,180	2,998,663
Ingersoll Rand Inc	729,600	59,564,544
ITT Inc	280,517	42,229,029
JBT Marel Corp	46,450	5,332,925
Lincoln Electric Holdings Inc	147,308	28,517,356
Middleby Corp/The (f)	25,148	3,674,877
Miller Industries Inc/TN (e)	179,400	8,132,202
Mueller Industries Inc	173,590	13,517,453
Mueller Water Products Inc Class A1	332,815	8,163,952
Nordson Corp	85,900	18,209,941
Oshkosh Corp	165,559	16,421,797
Otis Worldwide Corp	146,804	13,997,761
PACCAR Inc	190,716	17,898,697
Parker-Hannifin Corp	284,320	188,987,504
Pentair PLC	1,197,000	118,718,460
REV Group Inc	723,221	27,113,555
Snap-on Inc	137,300	44,038,975
SPX Technologies Inc (f)	12,880	1,958,919
Stanley Black & Decker Inc	65,132	4,261,587
Terex Corp (e)	598,710	26,947,937
Timken Co/The	341,510	23,390,020
Toro Co/The	42,600	3,228,228
Westinghouse Air Brake Technologies Corp	1,030,401	208,470,730
Xylem Inc/NY	55,267	6,965,853
		1,876,665,700
Marine Transportation - 0.0%
Kirby Corp (f)	497,308	55,022,157
Passenger Airlines - 0.0%
SkyWest Inc (f)	130,415	13,230,602
Professional Services - 0.4%
Automatic Data Processing Inc	16,984	5,528,802
Barrett Business Services Inc	140,900	5,822,693
CACI International Inc (f)	31,600	13,524,800
Cbiz Inc (f)	129,591	9,361,654
Concentrix Corp (e)	22,110	1,237,386
CRA International Inc	56,846	10,803,582
Dun & Bradstreet Holdings Inc	193,011	1,739,029
ExlService Holdings Inc (f)	738,295	33,954,187
Exponent Inc	132,742	10,133,524
Franklin Covey Co (e)(f)	29,303	685,103
FTI Consulting Inc (f)	23,760	3,900,442
Genpact Ltd	2,614,818	112,567,915
Insperity Inc	92,865	6,010,223
KBR Inc	1,619,080	84,499,785
Kforce Inc	388,371	15,845,537
Leidos Holdings Inc	450,720	66,940,934
Maximus Inc	1,637,192	118,712,792
Paycom Software Inc	127,138	32,940,184
Paylocity Holding Corp (f)	112,654	21,505,649
Robert Half Inc (e)	265,385	12,151,979
Science Applications International Corp	201,625	23,295,753
SS&C Technologies Holdings Inc	223,786	18,084,147
Verisk Analytics Inc	191,500	60,157,810
		669,403,910
Trading Companies & Distributors - 0.3%
Air Lease Corp Class A	22,123	1,274,506
Applied Industrial Technologies Inc	69,258	15,688,322
Boise Cascade Co	11,760	1,021,709
Core & Main Inc Class A (f)	653,500	35,818,335
DXP Enterprises Inc/TX (f)	62,470	5,165,020
Fastenal Co	1,218,724	50,382,050
Ferguson Enterprises Inc	474,400	86,502,096
FTAI Aviation Ltd	175,800	20,594,970
Global Industrial Co	541,000	14,093,050
GMS Inc (f)	512,010	38,774,517
Herc Holdings Inc (e)	36,650	4,544,600
MSC Industrial Direct Co Inc Class A	116,946	9,496,015
Rush Enterprises Inc Class A	482,480	23,955,132
United Rentals Inc	33,300	23,589,054
Watsco Inc (e)	150,747	66,866,847
Wesco International Inc	117,262	19,687,117
Xometry Inc Class A (e)(f)	85,380	2,830,347
		420,283,687
TOTAL INDUSTRIALS		10,862,047,666

Information Technology - 10.4%
Communications Equipment - 0.7%
Arista Networks Inc	1,583,540	137,197,906
Ciena Corp (f)	235,633	18,864,778
Cisco Systems Inc	12,318,718	776,571,983
Extreme Networks Inc (f)	141,626	2,219,279
Juniper Networks Inc	802,358	28,828,723
Lumentum Holdings Inc (e)(f)	785,553	56,779,771
Motorola Solutions Inc	165,958	68,935,634
		1,089,398,074
Electronic Equipment, Instruments & Components - 0.4%
Advanced Energy Industries Inc (e)	170,550	19,575,729
Amphenol Corp Class A	1,383,338	124,403,586
Badger Meter Inc	76,906	19,089,607
Bel Fuse Inc Class B	25,857	1,908,247
Belden Inc	714,403	75,869,599
CDW Corp/DE	37,700	6,799,572
Coherent Corp (f)	190,600	14,415,078
Crane NXT Co (e)	696,887	37,360,112
ePlus Inc (f)	181,416	12,947,660
Insight Enterprises Inc (f)	429,796	56,041,100
IPG Photonics Corp (f)	70,115	4,645,820
Itron Inc (f)	57,993	6,703,991
Jabil Inc	435,767	73,213,214
Keysight Technologies Inc (f)	4,269	670,403
Methode Electronics Inc	397,728	3,161,938
Napco Security Technologies Inc	192,574	5,372,815
PAR Technology Corp (e)(f)	119,540	7,837,042
PC Connection Inc	29,377	1,921,256
Sanmina Corp (f)	670,891	56,817,759
TD SYNNEX Corp	989,188	120,028,072
Vontier Corp	874,740	31,271,955
Zebra Technologies Corp Class A (f)	6,668	1,932,186
		681,986,741
IT Services - 0.4%
Amdocs Ltd	1,736,237	159,317,107
ASGN Inc (f)	762,780	40,282,412
Cognizant Technology Solutions Corp Class A	855,800	69,311,242
EPAM Systems Inc (f)	24,920	4,348,290
Gartner Inc (f)	229,717	100,253,093
Hackett Group Inc/The	65,659	1,609,958
IBM Corporation	255,302	66,138,536
Kyndryl Holdings Inc (e)(f)	2,020,977	78,898,942
Okta Inc Class A (f)	386,423	39,867,261
Twilio Inc Class A (f)	163,138	19,201,343
		579,228,184
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices Inc (f)	216,578	23,981,682
Aehr Test Systems (e)(f)	265,400	2,531,916
Analog Devices Inc	1,275,948	273,027,353
Applied Materials Inc	276,889	43,402,351
Astera Labs Inc (f)	11,900	1,079,568
Axcelis Technologies Inc (f)	84,780	4,776,505
Broadcom Inc	3,483,789	843,320,803
Cirrus Logic Inc (f)	305,847	30,083,111
Diodes Inc (f)	745,007	33,078,311
First Solar Inc (f)	279,176	44,132,142
FormFactor Inc (f)	172,097	5,137,095
GlobalFoundries Inc (f)	805,494	28,836,685
Ichor Holdings Ltd (f)	182,940	2,886,793
Intel Corp	2,320,298	45,361,826
KLA Corp	8,511	6,441,806
Lam Research Corp	306,000	24,721,740
Lattice Semiconductor Corp (e)(f)	358,094	16,092,744
MACOM Technology Solutions Holdings Inc (f)	177,781	21,619,947
Marvell Technology Inc	3,496,069	210,428,393
Micron Technology Inc	3,591,297	339,233,915
MKS Inc	401,362	32,987,943
NVE Corp	12,640	899,462
NVIDIA Corp	25,986,142	3,511,507,369
ON Semiconductor Corp (f)	844,271	35,476,267
Onto Innovation Inc (f)	97,940	9,004,604
Penguin Solutions Inc (e)(f)	866,700	15,392,592
Photronics Inc (f)	165,663	2,768,229
Power Integrations Inc	141,007	7,012,278
Qorvo Inc (f)	126,330	9,603,607
QUALCOMM Inc	179,910	26,122,932
Rambus Inc (f)	143,300	7,662,251
Skyworks Solutions Inc (e)	14,097	973,116
Teradyne Inc	138,800	10,909,680
Texas Instruments Inc	56,823	10,390,086
Ultra Clean Holdings Inc (f)	107,360	2,079,563
		5,682,964,665
Software - 3.3%
ACI Worldwide Inc (f)	274,272	12,687,823
Adobe Inc (f)	301,601	125,191,559
Agilysys Inc (f)	58,960	6,244,454
Alarm.com Holdings Inc (f)	120,338	6,907,401
ANSYS Inc (f)	1,570	519,386
Appfolio Inc Class A (f)	29,600	6,250,632
AppLovin Corp Class A (f)	148,158	58,226,094
Autodesk Inc (f)	163,040	48,279,405
BlackLine Inc (e)(f)	123,950	6,932,524
Cadence Design Systems Inc (f)	314,000	90,139,980
Clear Secure Inc Class A (e)	245,838	6,084,491
Commvault Systems Inc (f)	198,068	36,276,154
Core Scientific Inc (e)(f)	248,530	2,646,845
CyberArk Software Ltd (f)	24,800	9,492,944
Datadog Inc Class A (f)	283,612	33,432,183
Dolby Laboratories Inc Class A	155,111	11,518,543
DoubleVerify Holdings Inc (f)	9,631	132,329
Dropbox Inc Class A (f)	402,351	11,611,850
Dynatrace Inc (f)	480,769	25,966,334
Five9 Inc (e)(f)	9,048	239,861
Gen Digital Inc	6,559,000	186,800,320
Guidewire Software Inc (f)	71,200	15,309,424
HubSpot Inc (f)	132,300	78,043,770
I3 Verticals Inc Class A (f)	56,528	1,396,807
Informatica Inc Class A (f)	95,895	2,302,439
Intapp Inc (f)	34,460	1,899,435
Intuit Inc	64,500	48,598,815
Manhattan Associates Inc (f)	159,704	30,148,921
Microsoft Corp	8,394,550	3,864,515,038
Monday.com Ltd (f)	27,100	8,061,979
Olo Inc Class A (f)	5,861,990	51,057,933
Oracle Corp	94,800	15,692,244
Palantir Technologies Inc Class A (f)	44,900	5,916,922
Palo Alto Networks Inc (f)	290,876	55,970,360
PTC Inc (f)	34,600	5,823,872
Qualys Inc (f)	95,679	13,256,325
RingCentral Inc Class A (f)	72,172	1,871,420
Salesforce Inc	303,599	80,566,067
Servicenow Inc (f)	27,231	27,532,992
SPS Commerce Inc (f)	104,010	14,640,448
Synopsys Inc (f)	32,000	14,847,360
Telos Corp (f)	180,140	453,952
Tenable Holdings Inc (f)	379,670	12,232,967
Teradata Corp (f)	737,736	16,200,683
Unity Software Inc (f)	83,757	2,184,383
Varonis Systems Inc (f)	294,090	14,022,211
Vertex Inc Class A (e)(f)	147,450	5,834,597
Weave Communications Inc (f)	758,070	7,315,376
Workday Inc Class A (f)	6,704	1,660,648
Workiva Inc Class A (f)	124,990	8,410,577
Zoom Communications Inc Class A (f)	147,439	11,979,419
		5,103,328,496
Technology Hardware, Storage & Peripherals - 1.9%
Apple Inc (h)	13,821,314	2,776,010,917
Dell Technologies Inc Class C	534,441	59,467,250
HP Inc	146,320	3,643,368
NetApp Inc	37,190	3,687,760
Pure Storage Inc Class A (f)	803,075	43,036,789
Sandisk Corp/DE	723,137	27,255,034
Seagate Technology Holdings PLC	226,500	26,713,410
Western Digital Corp (e)(f)	2,037,370	105,026,424
		3,044,840,952
TOTAL INFORMATION TECHNOLOGY		16,181,747,112

Materials - 1.2%
Chemicals - 0.5%
AdvanSix Inc	120,000	2,821,200
Air Products and Chemicals Inc	225,900	63,005,769
Ashland Inc	43,668	2,162,003
Axalta Coating Systems Ltd (f)	2,611,144	80,423,235
Balchem Corp	304,982	50,840,499
CF Industries Holdings Inc	423,420	38,408,428
Chemours Co/The	966,200	9,787,606
Corteva Inc	564,306	39,952,865
DuPont de Nemours Inc	287,445	19,201,326
Ecolab Inc	312,855	83,100,545
Element Solutions Inc	1,148,442	24,553,690
FMC Corp	111,702	4,530,633
Hawkins Inc	12,980	1,732,700
Innospec Inc	61,092	5,197,707
International Flavors & Fragrances Inc	189,832	14,533,538
Intrepid Potash Inc (f)	104,600	3,949,696
Linde PLC	422,386	197,499,247
Minerals Technologies Inc	298,216	16,932,704
Mosaic Co/The	3,016,000	108,998,240
RPM International Inc	336,540	38,311,714
Scotts Miracle-Gro Co/The	33,525	1,996,749
Sherwin-Williams Co/The	65,800	23,609,698
		831,549,792
Construction Materials - 0.2%
CRH PLC	1,717,543	156,571,221
Eagle Materials Inc	279,201	56,457,234
Knife River Corp (e)(f)	47,610	4,480,101
Martin Marietta Materials Inc	49,600	27,158,480
RHI Magnesita NV	181,180	6,798,543
United States Lime & Minerals Inc	27,577	2,834,364
Vulcan Materials Co	44,242	11,727,227
		266,027,170
Containers & Packaging - 0.3%
Amcor PLC	1,121,527	10,217,111
AptarGroup Inc	402,268	63,719,251
Avery Dennison Corp	51,200	9,099,776
Ball Corp	730,873	39,160,175
Crown Holdings Inc	1,446,522	142,482,417
Graphic Packaging Holding CO (e)	1,037,630	23,056,139
International Paper Co	950,100	45,424,281
Packaging Corp of America	87,200	16,844,424
Silgan Holdings Inc	1,059,100	58,324,637
Smurfit WestRock PLC	2,370,195	102,700,549
		511,028,760
Metals & Mining - 0.2%
Carpenter Technology Corp (e)	222,858	52,371,630
Coeur Mining Inc (f)	120,860	976,549
Commercial Metals Co	104,500	4,868,655
Constellium SE (f)	582,910	7,076,527
Freeport-McMoRan Inc	440,200	16,938,896
Hecla Mining Co	94,053	483,432
Ivanhoe Electric Inc / US (e)(f)	415,576	3,054,484
Newmont Corp	1,676,335	88,376,381
Nucor Corp	334,211	36,549,315
Royal Gold Inc	218,347	38,891,968
Steel Dynamics Inc	65,362	8,044,101
Warrior Met Coal Inc	242,890	11,039,351
Worthington Steel Inc	9,282	231,122
		268,902,411
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp (e)	209,743	18,891,552
Magnera Corp (f)	70,411	846,340
Sylvamo Corp	90,074	4,771,220
		24,509,112
TOTAL MATERIALS		1,902,017,245

Real Estate - 1.0%
Diversified REITs - 0.0%
Armada Hoffler Properties Inc Class A	381,840	2,657,605
WP Carey Inc	64,818	4,067,978
		6,725,583
Health Care REITs - 0.1%
CareTrust REIT Inc	2,943,562	84,656,844
Healthpeak Properties Inc	634,520	11,046,993
Ventas Inc	1,080,682	69,466,239
Welltower Inc	437,962	67,568,777
		232,738,853
Hotel & Resort REITs - 0.0%
Ryman Hospitality Properties Inc	105,600	10,254,816
Industrial REITs - 0.1%
First Industrial Realty Trust Inc	135,721	6,708,689
LXP Industrial Trust	795,670	6,826,849
Plymouth Industrial REIT Inc	271,430	4,397,165
Prologis Inc	252,800	27,454,080
STAG Industrial Inc Class A	586,082	20,852,798
Terreno Realty Corp	737,300	41,598,466
		107,838,047
Office REITs - 0.0%
COPT Defense Properties	468,800	12,868,560
Douglas Emmett Inc (e)	1,082,270	15,400,702
Kilroy Realty Corp (e)	486,250	15,657,251
Postal Realty Trust Inc Class A	186,260	2,577,838
		46,504,351
Real Estate Management & Development - 0.1%
CBRE Group Inc Class A (f)	200,700	25,091,514
Compass Inc Class A (f)	1,123,131	6,637,704
Cushman & Wakefield PLC (f)	844,502	8,470,355
Jones Lang LaSalle Inc (f)	145,787	32,466,765
Landbridge Co LLC Class A (e)	45,630	3,260,264
Newmark Group Inc Class A	151,847	1,671,835
Zillow Group Inc Class A (f)	57,708	3,818,538
Zillow Group Inc Class C (f)	191,150	12,828,077
		94,245,052
Residential REITs - 0.1%
American Homes 4 Rent Class A	183,457	6,943,847
Camden Property Trust	633,775	74,462,225
Equity Residential	132,752	9,311,225
Invitation Homes Inc	1,042,560	35,134,272
Mid-America Apartment Communities Inc	55,600	8,709,740
Sun Communities Inc	662,587	81,789,740
		216,351,049
Retail REITs - 0.1%
Brixmor Property Group Inc	435,700	11,071,137
Curbline Properties Corp	708,044	16,065,518
Kite Realty Group Trust	57,758	1,277,607
Macerich Co/The	3,051,878	49,379,387
NNN REIT Inc	731,500	30,547,440
Phillips Edison & Co Inc	108,572	3,849,963
Realty Income Corp	43,716	2,475,200
Regency Centers Corp	116,401	8,398,332
Simon Property Group Inc	280,841	45,796,742
SITE Centers Corp	1,336,088	15,926,169
Tanger Inc	867,360	25,847,328
Urban Edge Properties	367,140	6,667,262
		217,302,085
Specialized REITs - 0.5%
American Tower Corp	923,420	198,212,103
Crown Castle Inc	1,445,284	145,034,249
CubeSmart	706,200	30,197,112
Digital Realty Trust Inc	306,135	52,508,275
Equinix Inc	96,898	86,124,880
Extra Space Storage Inc	21,025	3,177,929
Four Corners Property Trust Inc	510,790	14,102,912
Gaming and Leisure Properties Inc	136,600	6,379,220
Iron Mountain Inc	184,600	18,221,866
Lamar Advertising Co Class A	233,600	28,158,144
Outfront Media Inc	2,911,263	48,094,065
Public Storage Operating Co	91,900	28,342,879
Rayonier Inc	39,178	928,519
VICI Properties Inc	562,058	17,822,859
		677,305,012
TOTAL REAL ESTATE		1,609,264,848

Utilities - 1.2%
Electric Utilities - 0.9%
ALLETE Inc	7,934	516,027
American Electric Power Co Inc	2,954	305,709
Constellation Energy Corp	349,014	106,850,636
Duke Energy Corp	734,415	86,455,334
Edison International	2,420,799	134,717,464
Entergy Corp	530,700	44,196,696
Evergy Inc	412,040	27,363,576
Eversource Energy	1,112,000	72,068,720
Exelon Corp	2,054,888	90,045,192
FirstEnergy Corp	1,525,300	63,971,082
IDACORP Inc (e)	119,530	14,218,094
NextEra Energy Inc	1,601,157	113,105,730
NRG Energy Inc	251,447	39,200,587
OGE Energy Corp	257,799	11,464,322
PG&E Corp	19,565,863	330,271,768
PPL Corp	746,800	25,951,300
Southern Co/The	2,200,037	198,003,331
TXNM Energy Inc	294,276	16,682,506
Xcel Energy Inc	388,300	27,219,830
		1,402,607,904
Gas Utilities - 0.0%
MDU Resources Group Inc	157,999	2,716,002
New Jersey Resources Corp	111,375	5,110,999
Southwest Gas Holdings Inc	99,191	7,124,890
UGI Corp	1,663,302	59,978,670
		74,930,561
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp/The	4,320,811	43,596,983
Clearway Energy Inc Class A	29,800	859,730
Vistra Corp	397,400	63,810,518
		108,267,231
Multi-Utilities - 0.2%
Ameren Corp	328,911	31,864,898
Avista Corp	1,854	71,397
Black Hills Corp	6,163	360,351
CenterPoint Energy Inc	831,134	30,951,430
CMS Energy Corp	71,952	5,053,189
Consolidated Edison Inc	28,001	2,925,824
DTE Energy Co	79,941	10,923,938
NiSource Inc	1,061,560	41,974,082
Public Service Enterprise Group Inc	19,260	1,560,638
Sempra	1,547,203	121,594,684
		247,280,431
Water Utilities - 0.0%
Consolidated Water Co Ltd	38,922	1,052,062
TOTAL UTILITIES		1,834,138,189

TOTAL UNITED STATES		73,977,166,559
ZAMBIA - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
First Quantum Minerals Ltd (e)(f)	13,864,401	205,387,308
TOTAL COMMON STOCKS (Cost $59,957,419,227)		78,798,115,766

Domestic Equity Funds - 47.6%
	Shares	Value ($)
Fidelity Advisor Blue Chip Growth Fund - Class Z (k)	18,550,187	4,056,740,504
Fidelity Advisor Magellan Fund - Class Z (k)	605,683,529	8,982,286,742
Fidelity Advisor Small Cap Growth Fund - Class Z (k)	45,176,309	1,432,992,521
Fidelity Contrafund (k)	256,824,464	5,611,614,537
Fidelity Extended Market Index Fund (k)	42,351,327	3,729,881,405
Fidelity Growth Company Fund (k)	381,550,982	14,918,643,407
Fidelity SAI Inflation-Focused Fund (k)	14	1,185
Fidelity SAI Small-Mid Cap 500 Index Fund (k)	107,639,900	673,825,773
Fidelity SAI U.S. Large Cap Index Fund (k)	78,813,949	1,850,551,520
Fidelity SAI U.S. Low Volatility Index Fund (k)	342,131,493	7,588,476,519
Fidelity SAI U.S. Momentum Index Fund (k)	169,667,359	3,110,002,692
Fidelity SAI U.S. Quality Index Fund (k)	785,479,625	17,139,165,419
Fidelity SAI U.S. Value Index Fund (k)	379,783,975	4,546,014,185
Fidelity Small Cap Index Fund (k)	33,226,032	857,231,619
iShares Russell 3000 ETF	176,851	59,223,863
TOTAL DOMESTIC EQUITY FUNDS (Cost $58,337,452,145)		74,556,651,891

Non-Convertible Corporate Bonds - 0.6%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Glencore Funding LLC 4.907% 4/1/2028 (b)	1,201,000	1,206,715
Glencore Funding LLC 5.338% 4/4/2027 (b)	3,800,000	3,842,293

TOTAL AUSTRALIA		5,049,008
CANADA - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Rogers Communications Inc 2.9% 11/15/2026	2,000,000	1,949,715
Rogers Communications Inc 3.2% 3/15/2027	3,000,000	2,934,791
		4,884,506
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Canadian Natural Resources Ltd 2.05% 7/15/2025	2,000,000	1,993,410
Canadian Natural Resources Ltd 3.85% 6/1/2027	6,000,000	5,914,443
Canadian Natural Resources Ltd 5% 12/15/2029 (b)	1,427,000	1,421,361
Cenovus Energy Inc 4.25% 4/15/2027	5,500,000	5,456,611
Enbridge Inc 5.25% 4/5/2027	1,675,000	1,694,608
Enbridge Inc 5.3% 4/5/2029	1,400,000	1,430,941
Enbridge Inc 5.9% 11/15/2026	3,288,000	3,343,379
South Bow USA Infrastructure Holdings LLC 4.911% 9/1/2027 (b)	921,000	921,650
		22,176,403
Financials - 0.0%
Banks - 0.0%
Bank of Montreal 4.567% 9/10/2027 (c)	4,382,000	4,378,427
Bank of Montreal 5.266% 12/11/2026	5,000,000	5,057,884
Bank of Montreal 5.3% 6/5/2026	1,770,000	1,784,157
Bank of Nova Scotia/The 1.3% 9/15/2026	1,960,000	1,885,505
Bank of Nova Scotia/The 4.404% 9/8/2028 (c)	4,920,000	4,902,666
Bank of Nova Scotia/The 5.35% 12/7/2026	1,945,000	1,969,021
Bank of Nova Scotia/The 5.45% 6/12/2025	2,000,000	2,000,418
Canadian Imperial Bank of Commerce 3.945% 8/4/2025	2,000,000	1,997,228
Canadian Imperial Bank of Commerce 5.926% 10/2/2026	2,000,000	2,036,596
Royal Bank of Canada 5.069% 7/23/2027 (c)	4,600,000	4,630,403
Toronto Dominion Bank 1.2% 6/3/2026	1,000,000	967,973
Toronto Dominion Bank 4.568% 12/17/2026	5,600,000	5,606,979
Toronto Dominion Bank 5.264% 12/11/2026	2,075,000	2,098,276
Toronto Dominion Bank 5.532% 7/17/2026	3,000,000	3,033,165
		42,348,698
TOTAL CANADA		69,409,607
CHILE - 0.0%
Utilities - 0.0%
Electric Utilities - 0.0%
Enel Americas SA 4% 10/25/2026	3,600,000	3,564,000
DENMARK - 0.0%
Financials - 0.0%
Banks - 0.0%
Danske Bank A/S 1.549% 9/10/2027 (b)(c)	2,000,000	1,923,938
Danske Bank A/S 4.298% 4/1/2028 (b)(c)	4,600,000	4,565,704
Danske Bank A/S 5.427% 3/1/2028 (b)(c)	3,000,000	3,045,901
Danske Bank A/S 6.259% 9/22/2026 (b)(c)	2,227,000	2,235,391

TOTAL DENMARK		11,770,934
FRANCE - 0.0%
Financials - 0.0%
Banks - 0.0%
Banque Federative du Credit Mutuel SA 5.088% 1/23/2027 (b)	1,900,000	1,912,949
Banque Federative du Credit Mutuel SA 5.896% 7/13/2026 (b)	2,000,000	2,027,613
BNP Paribas SA 1.323% 1/13/2027 (b)(c)	3,610,000	3,534,819
BNP Paribas SA 1.675% 6/30/2027 (b)(c)	4,300,000	4,161,524
BNP Paribas SA 2.219% 6/9/2026 (b)(c)	1,500,000	1,499,232
BPCE SA 1.652% 10/6/2026 (b)(c)	1,590,000	1,571,154
BPCE SA 5.203% 1/18/2027 (b)	1,500,000	1,515,738
BPCE SA 5.975% 1/18/2027 (b)(c)	3,000,000	3,018,626
BPCE SA 6.612% 10/19/2027 (b)(c)	3,640,000	3,721,588
Credit Agricole SA 1.247% 1/26/2027 (b)(c)	2,000,000	1,953,759
Credit Agricole SA 5.134% 3/11/2027 (b)	3,500,000	3,541,319
Societe Generale SA 5.249% 5/22/2029 (b)(c)	5,280,000	5,303,866
Societe Generale SA 5.5% 4/13/2029 (b)(c)	1,262,000	1,277,261

TOTAL FRANCE		35,039,448
GERMANY - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Mercedes-Benz Finance North America LLC 4.75% 8/1/2027 (b)	4,500,000	4,508,830
Mercedes-Benz Finance North America LLC 4.8% 1/11/2027 (b)	1,900,000	1,903,551
Volkswagen Group of America Finance LLC 1.25% 11/24/2025 (b)	3,000,000	2,947,561
Volkswagen Group of America Finance LLC 3.2% 9/26/2026 (b)	3,000,000	2,931,087
Volkswagen Group of America Finance LLC 3.95% 6/6/2025 (b)	3,000,000	2,999,678
Volkswagen Group of America Finance LLC 4.625% 11/13/2025 (b)	1,490,000	1,487,559
Volkswagen Group of America Finance LLC 5.7% 9/12/2026 (b)	3,550,000	3,580,495
Volkswagen Group of America Finance LLC 6% 11/16/2026 (b)	3,900,000	3,952,631
		24,311,392
Financials - 0.0%
Capital Markets - 0.0%
Deutsche Bank AG/New York NY 2.129% 11/24/2026 (c)	4,000,000	3,944,039
Deutsche Bank AG/New York NY 2.552% 1/7/2028 (c)	3,900,000	3,758,658
Deutsche Bank AG/New York NY 5.706% 2/8/2028 (c)	6,000,000	6,074,310
Deutsche Bank AG/New York NY 7.146% 7/13/2027 (c)	720,000	737,091
		14,514,098
Industrials - 0.0%
Machinery - 0.0%
Daimler Truck Finance North America LLC 2% 12/14/2026 (b)	2,920,000	2,808,223
Daimler Truck Finance North America LLC 4.95% 1/13/2028 (b)	1,660,000	1,669,963
Daimler Truck Finance North America LLC 5% 1/15/2027 (b)	2,300,000	2,313,809
Daimler Truck Finance North America LLC 5.125% 9/25/2027 (b)	1,185,000	1,196,679
Daimler Truck Finance North America LLC 5.6% 8/8/2025 (b)	1,460,000	1,461,844
		9,450,518
TOTAL GERMANY		48,276,008
IRELAND - 0.0%
Financials - 0.0%
Banks - 0.0%
Bank of Ireland Group PLC 2.029% 9/30/2027 (b)(c)	3,700,000	3,565,853
Consumer Finance - 0.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.75% 1/30/2026	3,000,000	2,939,225
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.1% 1/15/2027	2,000,000	2,039,311
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.45% 4/15/2027	1,998,000	2,056,066
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 7/15/2025	1,500,000	1,500,645
		8,535,247
TOTAL FINANCIALS		12,101,100

Industrials - 0.0%
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd 2.125% 2/21/2026 (b)	3,500,000	3,420,979
Avolon Holdings Funding Ltd 3.25% 2/15/2027 (b)	3,800,000	3,682,797
Avolon Holdings Funding Ltd 4.95% 1/15/2028 (b)	3,094,000	3,085,134
Avolon Holdings Funding Ltd 6.375% 5/4/2028 (b)	571,000	591,091
		10,780,001
TOTAL IRELAND		22,881,101
ITALY - 0.0%
Utilities - 0.0%
Electric Utilities - 0.0%
Enel Finance International NV 1.625% 7/12/2026 (b)(l)	3,000,000	2,899,881
Enel Finance International NV 5.125% 6/26/2029 (b)	4,400,000	4,454,551

TOTAL ITALY		7,354,432
JAPAN - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
NTT Finance Corp 4.372% 7/27/2027 (b)	2,000,000	1,995,547
NTT Finance Corp 5.104% 7/2/2027 (b)	3,000,000	3,037,011
		5,032,558
Consumer Staples - 0.0%
Tobacco - 0.0%
Japan Tobacco Inc 4.892% 5/15/2028 (b)	2,296,000	2,317,381
Financials - 0.0%
Banks - 0.0%
Mitsubishi UFJ Financial Group Inc 1.538% 7/20/2027 (c)	3,620,000	3,495,896
Mitsubishi UFJ Financial Group Inc 4.08% 4/19/2028 (c)	6,000,000	5,938,898
Mizuho Financial Group Inc 1.234% 5/22/2027 (c)	2,960,000	2,864,778
Mizuho Financial Group Inc 1.554% 7/9/2027 (c)	3,000,000	2,900,309
Mizuho Financial Group Inc 2.839% 9/13/2026	3,000,000	2,939,415
Mizuho Financial Group Inc 3.477% 4/12/2026 (b)	2,000,000	1,981,424
Mizuho Financial Group Inc 5.414% 9/13/2028 (c)	2,000,000	2,035,968
Sumitomo Mitsui Financial Group Inc 5.464% 1/13/2026	3,000,000	3,013,859
Sumitomo Mitsui Financial Group Inc 5.88% 7/13/2026	1,760,000	1,786,115
		26,956,662
TOTAL JAPAN		34,306,601
MEXICO - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleos Mexicanos 6.5% 3/13/2027	2,000,000	1,963,140
NETHERLANDS - 0.0%
Financials - 0.0%
Banks - 0.0%
ABN AMRO Bank NV 6.339% 9/18/2027 (b)(c)	4,000,000	4,075,593
Cooperatieve Rabobank UA 3.649% 4/6/2028 (b)(c)	5,800,000	5,702,693
ING Groep NV 1.726% 4/1/2027 (c)	3,724,000	3,634,794
ING Groep NV 4.858% 3/25/2029 (c)	3,679,000	3,693,551
ING Groep NV 6.083% 9/11/2027 (c)	3,000,000	3,053,730
		20,160,361
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
NXP BV / NXP Funding LLC / NXP USA Inc 3.875% 6/18/2026	2,760,000	2,737,568
NXP BV / NXP Funding LLC 5.35% 3/1/2026	4,000,000	4,020,592
		6,758,160
TOTAL NETHERLANDS		26,918,521
NORWAY - 0.0%
Financials - 0.0%
Banks - 0.0%
DNB Bank ASA 1.535% 5/25/2027 (b)(c)	5,660,000	5,490,018
SPAIN - 0.0%
Financials - 0.0%
Banks - 0.0%
Banco Santander SA 5.365% 7/15/2028 (c)	3,800,000	3,857,235
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
UBS Group AG 1.305% 2/2/2027 (b)(c)	3,000,000	2,930,598
UBS Group AG 1.364% 1/30/2027 (b)(c)	3,720,000	3,637,203
UBS Group AG 1.494% 8/10/2027 (b)(c)	6,100,000	5,868,809
UBS Group AG 4.125% 4/15/2026 (b)	3,000,000	2,988,948
UBS Group AG 4.703% 8/5/2027 (b)(c)	2,730,000	2,727,940
		18,153,498
Materials - 0.0%
Construction Materials - 0.0%
Holcim Finance US LLC 4.6% 4/7/2027 (b)	1,613,000	1,614,614
TOTAL SWITZERLAND		19,768,112
UNITED KINGDOM - 0.1%
Consumer Staples - 0.0%
Tobacco - 0.0%
BAT Capital Corp 3.215% 9/6/2026	5,510,000	5,416,539
BAT Capital Corp 3.557% 8/15/2027	4,000,000	3,912,363
BAT Capital Corp 4.7% 4/2/2027	2,000,000	2,004,072
BAT International Finance PLC 1.668% 3/25/2026	2,000,000	1,952,618
Imperial Brands Finance PLC 3.5% 7/26/2026 (b)	4,000,000	3,941,084
Imperial Brands Finance PLC 6.125% 7/27/2027 (b)	2,000,000	2,052,010
Reynolds American Inc 4.45% 6/12/2025	4,000,000	3,999,700
		23,278,386
Financials - 0.1%
Banks - 0.1%
Barclays PLC 2.279% 11/24/2027 (c)	4,200,000	4,052,831
Barclays PLC 5.304% 8/9/2026 (c)	1,490,000	1,491,325
Barclays PLC 5.501% 8/9/2028 (c)	2,000,000	2,029,558
Barclays PLC 5.674% 3/12/2028 (c)	3,300,000	3,349,787
Barclays PLC 5.829% 5/9/2027 (c)	2,670,000	2,694,368
Barclays PLC 6.496% 9/13/2027 (c)	2,800,000	2,858,594
Barclays PLC 7.325% 11/2/2026 (c)	3,500,000	3,535,757
HSBC Holdings PLC 4.292% 9/12/2026 (c)	1,510,000	1,507,081
HSBC Holdings PLC 4.899% 3/3/2029 (c)	3,998,000	4,007,089
HSBC Holdings PLC 5.597% 5/17/2028 (c)	3,400,000	3,450,510
HSBC Holdings PLC 5.887% 8/14/2027 (c)	4,660,000	4,717,818
HSBC Holdings PLC 7.336% 11/3/2026 (c)	2,000,000	2,020,071
Lloyds Banking Group PLC 1.627% 5/11/2027 (c)	5,038,000	4,895,118
Lloyds Banking Group PLC 5.462% 1/5/2028 (c)	2,200,000	2,225,031
Lloyds Banking Group PLC 5.985% 8/7/2027 (c)	3,305,000	3,351,114
NatWest Group PLC 1.642% 6/14/2027 (c)	3,000,000	2,906,792
NatWest Group PLC 3.073% 5/22/2028 (c)	3,800,000	3,685,345
NatWest Group PLC 5.847% 3/2/2027 (c)	2,758,000	2,780,323
NatWest Group PLC 7.472% 11/10/2026 (c)	2,000,000	2,022,970
NatWest Group PLC U.S. SOFR Index + 1.1%, 5.3842% 5/23/2029 (c)(d)	4,285,000	4,285,171
NatWest Markets PLC 5.416% 5/17/2027 (b)	2,400,000	2,443,359
		64,310,012
Financial Services - 0.0%
Nationwide Building Society 6.557% 10/18/2027 (b)(c)	2,000,000	2,047,891
TOTAL FINANCIALS		66,357,903

Industrials - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC 5% 3/26/2027 (b)	1,066,000	1,074,755
TOTAL UNITED KINGDOM		90,711,044
UNITED STATES - 0.5%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
AT&T Inc 1.7% 3/25/2026	2,000,000	1,953,185
AT&T Inc 2.95% 7/15/2026	3,870,000	3,801,817
Verizon Communications Inc 4.125% 3/16/2027	1,820,000	1,812,566
		7,567,568
Media - 0.0%
Charter Communications Operating LLC / Charter Communications Operating Capital 3.75% 2/15/2028	2,000,000	1,951,997
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908% 7/23/2025	703,000	702,891
Cox Communications Inc 3.35% 9/15/2026 (b)	2,000,000	1,962,332
Warnermedia Holdings Inc 3.755% 3/15/2027	5,500,000	5,331,544
		9,948,764
Wireless Telecommunication Services - 0.0%
Sprint LLC 7.625% 3/1/2026	4,425,000	4,473,643
T-Mobile USA Inc 1.5% 2/15/2026	3,000,000	2,929,998
T-Mobile USA Inc 2.25% 2/15/2026	2,840,000	2,791,215
T-Mobile USA Inc 2.625% 4/15/2026	3,000,000	2,953,504
		13,148,360
TOTAL COMMUNICATION SERVICES		30,664,692

Consumer Discretionary - 0.0%
Automobiles - 0.0%
General Motors Financial Co Inc 1.25% 1/8/2026	1,610,000	1,574,193
General Motors Financial Co Inc 1.5% 6/10/2026	2,000,000	1,932,495
General Motors Financial Co Inc 5% 4/9/2027	1,800,000	1,800,987
General Motors Financial Co Inc 5% 7/15/2027	5,500,000	5,505,161
General Motors Financial Co Inc 5.4% 5/8/2027	3,000,000	3,024,754
Hyundai Capital America 1.5% 6/15/2026 (b)	2,000,000	1,930,937
Hyundai Capital America 2.75% 9/27/2026 (b)	2,000,000	1,945,585
Hyundai Capital America 5.5% 3/30/2026 (b)	2,000,000	2,010,818
Hyundai Capital America 5.65% 6/26/2026 (b)	2,500,000	2,522,281
Hyundai Capital America 5.8% 6/26/2025 (b)	2,000,000	2,000,912
Hyundai Capital America 5.95% 9/21/2026 (b)	4,000,000	4,050,554
		28,298,677
Specialty Retail - 0.0%
AutoZone Inc 3.125% 4/21/2026	1,500,000	1,483,788
AutoZone Inc 5.165% 6/15/2030	825,000	838,034
O'Reilly Automotive Inc 5.75% 11/20/2026	2,230,000	2,267,776
		4,589,598
TOTAL CONSUMER DISCRETIONARY		32,888,275

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Mars Inc 4.45% 3/1/2027 (b)	2,307,000	2,309,235
Mars Inc 4.6% 3/1/2028 (b)	3,914,000	3,932,218
Mondelez International Holdings Netherlands BV 1.25% 9/24/2026 (b)	1,960,000	1,876,775
		8,118,228
Food Products - 0.0%
Bunge Ltd Fin Corp 4.1% 1/7/2028	2,243,000	2,225,444
Tobacco - 0.0%
Altria Group Inc 2.625% 9/16/2026	5,000,000	4,883,501
Philip Morris International Inc 4.125% 4/28/2028	5,100,000	5,067,406
Philip Morris International Inc 4.75% 2/12/2027	2,102,000	2,117,579
		12,068,486
TOTAL CONSUMER STAPLES		22,412,158

Energy - 0.1%
Energy Equipment & Services - 0.0%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc 2.061% 12/15/2026	2,930,000	2,824,781
Oil, Gas & Consumable Fuels - 0.1%
DCP Midstream Operating LP 5.375% 7/15/2025	1,909,000	1,909,484
DCP Midstream Operating LP 5.625% 7/15/2027	2,809,000	2,860,436
Devon Energy Corp 5.85% 12/15/2025	2,000,000	2,006,119
Diamondback Energy Inc 5.2% 4/18/2027	3,633,000	3,667,823
Energy Transfer LP 5.625% 5/1/2027 (b)	2,000,000	2,000,089
Energy Transfer LP 6% 2/1/2029 (b)	3,900,000	3,949,545
Energy Transfer LP 6.05% 12/1/2026	3,900,000	3,974,735
EQT Corp 3.125% 5/15/2026 (b)	4,000,000	3,927,809
MPLX LP 1.75% 3/1/2026	5,000,000	4,887,478
MPLX LP 4.125% 3/1/2027	3,700,000	3,671,409
Northwest Pipeline LLC 4% 4/1/2027	3,000,000	2,966,213
Occidental Petroleum Corp 5% 8/1/2027	2,738,000	2,738,450
ONEOK Inc 4.25% 9/24/2027	383,000	380,492
Phillips 66 Co 3.55% 10/1/2026	1,850,000	1,826,586
Pioneer Natural Resources Co 1.125% 1/15/2026	1,500,000	1,468,592
Plains All American Pipeline LP / PAA Finance Corp 4.5% 12/15/2026	5,450,000	5,440,961
Western Gas Partners LP 4.65% 7/1/2026	3,000,000	2,991,618
Williams Cos Inc/The 5.4% 3/2/2026	312,000	313,555
		50,981,394
TOTAL ENERGY		53,806,175

Financials - 0.3%
Banks - 0.2%
Bank of America Corp 1.197% 10/24/2026 (c)	3,000,000	2,957,736
Bank of America Corp 1.658% 3/11/2027 (c)	3,600,000	3,516,843
Bank of America Corp 3.559% 4/23/2027 (c)	4,000,000	3,959,025
Bank of America Corp 3.824% 1/20/2028 (c)	4,560,000	4,498,845
Bank of America Corp 4.623% 5/9/2029 (c)	5,100,000	5,098,791
Bank of America Corp 4.979% 1/24/2029 (c)	5,500,000	5,553,872
Bank of America Corp 5.08% 1/20/2027 (c)	2,000,000	2,004,200
Bank of America Corp 5.933% 9/15/2027 (c)	3,700,000	3,757,255
Citibank NA 4.929% 8/6/2026	4,500,000	4,525,342
Citibank NA 5.864% 9/29/2025	2,000,000	2,006,017
Citibank NA U.S. SOFR Index + 0.781%, 5.1013% 5/29/2027 (c)(d)	5,400,000	5,402,511
Citigroup Inc 1.122% 1/28/2027 (c)	5,000,000	4,881,154
Citigroup Inc 1.462% 6/9/2027 (c)	3,000,000	2,900,129
Citigroup Inc 4.075% 4/23/2029 (c)	4,652,000	4,578,021
Citigroup Inc 5.61% 9/29/2026 (c)	2,000,000	2,004,605
Citizens Bank NA/Providence RI 4.575% 8/9/2028 (c)	3,000,000	2,993,170
Huntington Bancshares Inc/OH 4.443% 8/4/2028 (c)	3,000,000	2,995,383
Huntington Bancshares Inc/OH 6.208% 8/21/2029 (c)	4,350,000	4,534,314
Huntington National Bank/The U.S. SOFR Index + 0.72%, 5.0452% 4/12/2028 (c)(d)	4,525,000	4,514,231
JPMorgan Chase & Co 1.47% 9/22/2027 (c)	4,100,000	3,937,343
JPMorgan Chase & Co 1.578% 4/22/2027 (c)	2,910,000	2,833,826
JPMorgan Chase & Co 2.182% 6/1/2028 (c)	3,000,000	2,862,662
JPMorgan Chase & Co 4.505% 10/22/2028 (c)	5,000,000	4,989,731
JPMorgan Chase & Co 4.915% 1/24/2029 (c)	4,560,000	4,599,845
JPMorgan Chase & Co 4.979% 7/22/2028 (c)	6,100,000	6,147,986
JPMorgan Chase & Co 5.04% 1/23/2028 (c)	2,200,000	2,215,697
JPMorgan Chase & Co 5.571% 4/22/2028 (c)	2,384,000	2,427,577
JPMorgan Chase & Co 6.07% 10/22/2027 (c)	3,400,000	3,470,592
Morgan Stanley Bank NA 4.754% 4/21/2026	941,000	943,165
Morgan Stanley Bank NA 5.016% 1/12/2029 (c)	2,841,000	2,869,542
Morgan Stanley Bank NA 5.882% 10/30/2026	2,000,000	2,039,658
PNC Financial Services Group Inc/The 5.102% 7/23/2027 (c)	4,600,000	4,627,056
PNC Financial Services Group Inc/The 5.3% 1/21/2028 (c)	5,595,000	5,659,361
PNC Financial Services Group Inc/The 6.615% 10/20/2027 (c)	5,600,000	5,757,618
Santander Holdings USA Inc 2.49% 1/6/2028 (c)	3,000,000	2,882,650
Santander Holdings USA Inc 3.244% 10/5/2026	4,700,000	4,606,787
Santander Holdings USA Inc 6.124% 5/31/2027 (c)	1,162,000	1,172,369
Truist Financial Corp 1.267% 3/2/2027 (c)	3,000,000	2,919,191
Truist Financial Corp 5.9% 10/28/2026 (c)	3,900,000	3,916,789
Truist Financial Corp 6.047% 6/8/2027 (c)	5,460,000	5,530,489
US Bancorp 3.1% 4/27/2026	1,500,000	1,480,311
US Bancorp 6.787% 10/26/2027 (c)	3,720,000	3,830,315
US Bank NA/Cincinnati OH U.S. SOFR Index + 0.91%, 5.1985% 5/15/2028 (c)(d)	5,100,000	5,108,466
Wells Fargo & Co 2.393% 6/2/2028 (c)	5,900,000	5,646,862
Wells Fargo & Co 3.196% 6/17/2027 (c)	5,350,000	5,273,100
Wells Fargo & Co 4.9% 1/24/2028 (c)	3,722,000	3,735,755
Wells Fargo & Co 4.97% 4/23/2029 (c)	4,058,000	4,088,202
Wells Fargo & Co 5.707% 4/22/2028 (c)	3,000,000	3,055,430
Wells Fargo Bank NA 5.254% 12/11/2026	2,000,000	2,025,523
		183,335,342
Capital Markets - 0.1%
Athene Global Funding 1.608% 6/29/2026 (b)	2,500,000	2,421,193
Athene Global Funding 4.86% 8/27/2026 (b)	5,300,000	5,312,260
Athene Global Funding 5.516% 3/25/2027 (b)	2,500,000	2,534,668
Bank of New York Mellon/The 4.729% 4/20/2029 (c)	1,617,000	1,630,927
Goldman Sachs Group Inc/The 1.093% 12/9/2026 (c)	3,000,000	2,943,115
Goldman Sachs Group Inc/The 1.431% 3/9/2027 (c)	2,910,000	2,836,757
Goldman Sachs Group Inc/The 1.542% 9/10/2027 (c)	2,000,000	1,920,392
Goldman Sachs Group Inc/The 1.948% 10/21/2027 (c)	5,800,000	5,586,437
Goldman Sachs Group Inc/The 4.387% 6/15/2027 (c)	3,000,000	2,991,486
Goldman Sachs Group Inc/The U.S. SOFR Index + 1.29%, 5.6072% 4/23/2028 (c)(d)	3,625,000	3,647,187
Intercontinental Exchange Inc 3.625% 9/1/2028	3,700,000	3,603,666
LPL Holdings Inc 4.9% 4/3/2028	1,904,000	1,906,587
Morgan Stanley 0.985% 12/10/2026 (c)	3,000,000	2,940,011
Morgan Stanley 1.512% 7/20/2027 (c)	5,860,000	5,654,099
Morgan Stanley 1.593% 5/4/2027 (c)	4,000,000	3,886,853
Morgan Stanley 3.591% 7/22/2028 (c)	3,000,000	2,933,127
Morgan Stanley 4.994% 4/12/2029 (c)	3,006,000	3,034,148
Nasdaq Inc 5.65% 6/28/2025	254,000	254,028
Sammons Financial Group Global Funding 5.05% 1/10/2028 (b)	4,614,000	4,668,478
		60,705,419
Consumer Finance - 0.0%
Ally Financial Inc 5.737% 5/15/2029 (c)	320,000	323,134
Ally Financial Inc 7.1% 11/15/2027	5,120,000	5,369,575
American Express Co 5.098% 2/16/2028 (c)	2,850,000	2,876,041
American Express Co 5.389% 7/28/2027 (c)	1,700,000	1,715,161
American Express Co 6.338% 10/30/2026 (c)	1,694,000	1,705,598
Capital One Financial Corp 1.878% 11/2/2027 (c)	3,700,000	3,558,666
Capital One Financial Corp 4.985% 7/24/2026 (c)	1,500,000	1,499,988
Capital One Financial Corp 7.149% 10/29/2027 (c)	4,400,000	4,539,214
Ford Motor Credit Co LLC 5.8% 3/5/2027	2,200,000	2,197,558
Ford Motor Credit Co LLC 5.85% 5/17/2027	4,000,000	3,994,397
Ford Motor Credit Co LLC 6.95% 3/6/2026	65,000	65,407
Ford Motor Credit Co LLC 6.95% 6/10/2026	2,000,000	2,022,747
		29,867,486
Financial Services - 0.0%
CNH Industrial Capital LLC 1.45% 7/15/2026	5,700,000	5,490,924
CNH Industrial Capital LLC 4.5% 10/8/2027	3,700,000	3,694,585
Corebridge Financial Inc 3.65% 4/5/2027	2,810,000	2,765,611
Corebridge Global Funding 4.9% 1/7/2028 (b)	2,236,000	2,262,462
Corebridge Global Funding 5.75% 7/2/2026 (b)	2,000,000	2,025,288
Jackson Financial Inc 5.17% 6/8/2027	2,000,000	2,015,455
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 2.5% 1/15/2027	3,000,000	2,892,464
Western Union Co/The 1.35% 3/15/2026	3,000,000	2,916,924
		24,063,713
Insurance - 0.0%
Aon North America Inc 5.125% 3/1/2027	3,250,000	3,284,096
Arthur J Gallagher & Co 4.6% 12/15/2027	3,068,000	3,075,102
Equitable Financial Life Global Funding 1% 1/9/2026 (b)	3,900,000	3,817,482
Equitable Financial Life Global Funding 1.3% 7/12/2026 (b)	1,000,000	965,733
Fortitude Group Holdings LLC 6.25% 4/1/2030 (b)	2,924,000	2,960,406
Jackson National Life Global Funding 4.9% 1/13/2027 (b)	4,333,000	4,349,461
Jackson National Life Global Funding 5.55% 7/2/2027 (b)	2,512,000	2,553,944
Jackson National Life Global Funding U.S. SOFR Index + 0.97%, 5.2952% 1/14/2028 (b)(c)(d)	2,500,000	2,515,403
MassMutual Global Funding II 5.1% 4/9/2027 (b)	3,400,000	3,445,425
Metropolitan Tower Global Funding 4% 10/1/2027 (b)	1,400,000	1,385,714
		28,352,766
TOTAL FINANCIALS		326,324,726

Health Care - 0.0%
Biotechnology - 0.0%
Amgen Inc 5.15% 3/2/2028	342,000	348,253
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp 1.9% 6/1/2025	3,000,000	2,999,365
Health Care Providers & Services - 0.0%
Cigna Group/The 1.25% 3/15/2026	803,000	782,183
Cigna Group/The 3.4% 3/1/2027	3,000,000	2,947,210
CVS Health Corp 2.875% 6/1/2026	3,870,000	3,800,528
CVS Health Corp 5% 2/20/2026	2,000,000	2,002,741
HCA Inc 4.5% 2/15/2027	4,000,000	3,987,770
HCA Inc 5% 3/1/2028	2,388,000	2,413,172
HCA Inc 5.25% 6/15/2026	2,735,000	2,737,877
HCA Inc 5.875% 2/15/2026	2,000,000	2,004,154
Icon Investments Six DAC 5.809% 5/8/2027	3,353,000	3,408,160
		24,083,795
Pharmaceuticals - 0.0%
Bristol-Myers Squibb Co 4.9% 2/22/2027	1,624,000	1,642,737
Haleon US Capital LLC 3.375% 3/24/2027	1,870,000	1,838,760
		3,481,497
TOTAL HEALTH CARE		30,912,910

Industrials - 0.0%
Aerospace & Defense - 0.0%
Boeing Co 6.259% 5/1/2027	302,000	310,415
L3Harris Technologies Inc 5.4% 1/15/2027	2,000,000	2,027,495
		2,337,910
Machinery - 0.0%
Ingersoll Rand Inc 5.197% 6/15/2027	4,100,000	4,151,047
Trading Companies & Distributors - 0.0%
Air Lease Corp 1.875% 8/15/2026	2,000,000	1,933,568
Air Lease Corp 2.875% 1/15/2026	2,158,000	2,132,308
Air Lease Corp 3.375% 7/1/2025	3,000,000	2,996,158
		7,062,034
TOTAL INDUSTRIALS		13,550,991

Information Technology - 0.1%
Communications Equipment - 0.0%
Cisco Systems Inc 4.8% 2/26/2027	3,000,000	3,029,721
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp 5.05% 4/5/2027	589,000	596,912
Dell International LLC / EMC Corp 4.75% 4/1/2028	4,400,000	4,420,207
Dell International LLC / EMC Corp 4.9% 10/1/2026	3,000,000	3,008,118
Dell International LLC / EMC Corp 6.02% 6/15/2026	4,015,000	4,052,183
		12,077,420
Semiconductors & Semiconductor Equipment - 0.0%
Broadcom Inc 4.15% 2/15/2028	3,547,000	3,529,620
Broadcom Inc 5.05% 7/12/2027	3,800,000	3,849,010
Micron Technology Inc 5.327% 2/6/2029	2,700,000	2,739,961
Micron Technology Inc 6.75% 11/1/2029	1,800,000	1,924,378
		12,042,969
Software - 0.0%
Oracle Corp 2.65% 7/15/2026	4,000,000	3,916,193
Roper Technologies Inc 1% 9/15/2025	2,000,000	1,979,091
VMware LLC 1.4% 8/15/2026	2,000,000	1,925,686
		7,820,970
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co 4.4% 9/25/2027	1,832,000	1,829,618
Hewlett Packard Enterprise Co 4.45% 9/25/2026	2,255,000	2,251,704
		4,081,322
TOTAL INFORMATION TECHNOLOGY		39,052,402

Materials - 0.0%
Chemicals - 0.0%
Celanese US Holdings LLC 1.4% 8/5/2026	2,904,000	2,782,418
Celanese US Holdings LLC 6.415% 7/15/2027 (c)	3,181,000	3,261,480
Mosaic Co/The 4.05% 11/15/2027	3,700,000	3,650,840
		9,694,738
Real Estate - 0.0%
Diversified REITs - 0.0%
VICI Properties LP 4.75% 4/1/2028	300,000	299,876
Specialized REITs - 0.0%
American Tower Corp 1.6% 4/15/2026	3,000,000	2,920,190
American Tower Corp 3.125% 1/15/2027	3,600,000	3,511,502
Crown Castle Inc 4% 3/1/2027	2,000,000	1,974,216
		8,405,908
TOTAL REAL ESTATE		8,705,784

Utilities - 0.0%
Electric Utilities - 0.0%
Cleco Corporate Holdings LLC 3.743% 5/1/2026	2,600,000	2,569,716
Duke Energy Corp 2.65% 9/1/2026	1,000,000	978,389
Eversource Energy 4.75% 5/15/2026	1,800,000	1,802,032
Exelon Corp 5.15% 3/15/2029	586,000	596,952
FirstEnergy Corp 3.9% 7/15/2027 (l)	3,800,000	3,745,605
FirstEnergy Pennsylvania Electric Co 5.15% 3/30/2026 (b)	576,000	578,006
Georgia Power Co 5.004% 2/23/2027	827,000	837,859
Pacific Gas and Electric Co 2.1% 8/1/2027	3,900,000	3,679,908
Pacific Gas and Electric Co 5.45% 6/15/2027	2,000,000	2,019,830
Pinnacle West Capital Corp 4.9% 5/15/2028	795,000	801,093
Southern California Edison Co 3.7% 8/1/2025	1,500,000	1,495,526
Southern Co/The 5.5% 3/15/2029	893,000	924,897
Vistra Operations Co LLC 5.05% 12/30/2026 (b)	1,265,000	1,268,299
		21,298,112
Multi-Utilities - 0.0%
CenterPoint Energy Inc 1.45% 6/1/2026	3,000,000	2,907,856
Dominion Energy Inc 2.85% 8/15/2026	2,000,000	1,958,334
DTE Energy Co 4.95% 7/1/2027	1,227,000	1,236,892
NiSource Inc 0.95% 8/15/2025	3,000,000	2,976,735
		9,079,817
TOTAL UTILITIES		30,377,929

TOTAL UNITED STATES		598,390,780
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $977,275,026)		984,749,989

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
KOREA (SOUTH) - 0.0%
Information Technology - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Samsung Electronics Co Ltd (Cost $61,216,220)	1,664,790	55,542,800

U.S. Treasury Obligations - 0.3%
	Yield (%) (m)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 6/12/2025 (n)	4.25	90,000	89,894
US Treasury Bills 0% 6/20/2025 (n)	4.23	60,000	59,873
US Treasury Bills 0% 6/26/2025 (n)	4.23 to 4.24	1,080,000	1,076,955
US Treasury Bills 0% 6/5/2025 (n)	4.23 to 4.25	270,000	269,904
US Treasury Bills 0% 7/10/2025 (n)	4.25	210,000	209,063
US Treasury Bills 0% 7/24/2025 (n)	4.25	710,000	705,665
US Treasury Bills 0% 7/31/2025 (n)	4.23 to 4.24	1,280,000	1,271,133
US Treasury Bills 0% 8/21/2025 (n)	4.25	822,000	814,266
US Treasury Bills 0% 8/28/2025 (n)	4.27	190,000	188,053
US Treasury Notes 3.625% 5/31/2028 (q)	3.57 to 4.27	105,907,700	105,179,585
US Treasury Notes 4.125% 10/31/2027	3.48 to 4.85	39,744,500	39,960,300
US Treasury Notes 4.25% 3/15/2027 (n)	3.57 to 4.69	157,069,800	157,879,691
US Treasury Notes 4.5% 7/15/2026	4.11 to 4.92	120,442,500	120,945,912
TOTAL U.S. TREASURY OBLIGATIONS (Cost $426,337,125)			428,650,294

Money Market Funds - 1.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (o)	4.32	1,480,801,384	1,481,097,545
Fidelity Securities Lending Cash Central Fund (o)(p)	4.32	1,458,087,625	1,458,233,433
TOTAL MONEY MARKET FUNDS (Cost $2,939,327,216)			2,939,330,978

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $123,041,379,100)	158,106,712,912
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(1,389,873,463)
NET ASSETS - 100.0%	156,716,839,449

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini Russell 2000 Index Contracts (United States)	41	Jun 2025	4,240,015	201,607	201,607
CME E-Mini S&P 500 Index Contracts (United States)	4,915	Jun 2025	1,453,857,000	57,615,731	57,615,731
CME S&P 400 Midcap Index Contracts (United States)	19	Jun 2025	5,707,790	372,847	372,847

TOTAL EQUITY CONTRACTS					58,190,185

Interest Rate Contracts
CBOT 2 Year US Treasury Note Contracts (United States)	1,014	Sep 2025	210,420,844	418,118	418,118

TOTAL FUTURES CONTRACTS					58,608,303
The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Apple Inc	Chicago Board Options Exchange	818	16,429,530	215.00	06/20/25	(104,704)
Booking Holdings Inc	Chicago Board Options Exchange	29	16,004,897	5,000.00	06/20/25	(1,556,720)
Booking Holdings Inc	Chicago Board Options Exchange	29	16,004,897	5,300.00	06/20/25	(813,595)
Booking Holdings Inc	Chicago Board Options Exchange	29	16,004,897	5,500.00	06/20/25	(430,650)
Boston Scientific Corp	Chicago Board Options Exchange	3,510	36,946,260	105.00	06/20/25	(833,625)
GE Aerospace	Chicago Board Options Exchange	2,004	49,280,364	270.00	07/18/25	(582,162)
GE Aerospace	Chicago Board Options Exchange	4,008	98,560,728	260.00	07/18/25	(2,134,260)
GE Vernova Inc	Chicago Board Options Exchange	2,131	100,792,038	550.00	07/18/25	(1,640,870)
JPMorgan Chase & Co	Chicago Board Options Exchange	2,233	58,951,200	250.00	06/20/25	(3,550,470)
JPMorgan Chase & Co	Chicago Board Options Exchange	508	13,411,200	260.00	06/20/25	(421,640)
Marriott International Inc/MD Class A1	Chicago Board Options Exchange	214	5,645,962	260.00	06/20/25	(206,510)
Meta Platforms Inc Class A	Chicago Board Options Exchange	378	24,475,122	650.00	06/20/25	(618,975)
SAP SE ADR	Chicago Board Options Exchange	639	19,352,754	280.00	06/20/25	(1,607,085)
Vertiv Holdings Co Class A	Chicago Board Options Exchange	841	9,076,913	90.00	06/20/25	(1,572,670)
Visa Inc Class A	Chicago Board Options Exchange	740	27,024,060	360.00	06/20/25	(738,150)
Walmart Inc	Chicago Board Options Exchange	838	8,272,736	100.00	06/20/25	(123,186)
Wells Fargo & Co	Chicago Board Options Exchange	6,524	48,786,472	82.50	07/18/25	(528,444)

						(17,463,716)
TOTAL WRITTEN OPTIONS						(17,463,716)

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 107 basis points	Monthly	BNP Paribas SA	Dec 2025	22,622	279,469,340	14,505,115	0	14,505,115
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 108 basis points	Monthly	Goldman Sachs International	Nov 2025	3,835	47,377,107	2,458,404	0	2,458,404
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 103 basis points	Monthly	Goldman Sachs International	Nov 2025	19,383	239,455,142	12,435,110	0	12,435,110
TOTAL RETURN SWAPS									29,398,629	0	29,398,629

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $571,905,902 or 0.4% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security is on loan at period end.
(f)	Non-income producing
(g)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $65,511,195 or 0.0% of net assets.

(h)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $565,020,030.
(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Level 3 security
(k)	Affiliated Fund
(l)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(m)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(n)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $103,959,027.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.
(q)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $52,883.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	988,367,069	11,190,086,322	10,697,350,469	61,685,971	(5,377)	-	1,481,097,545	1,480,801,384	2.7%
Fidelity Securities Lending Cash Central Fund	792,033,763	5,828,706,446	5,162,506,776	2,096,263	-	-	1,458,233,433	1,458,087,625	4.7%
Total	1,780,400,832	17,018,792,768	15,859,857,245	63,782,234	(5,377)	-	2,939,330,978

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Blue Chip Growth Fund - Class Z	-	612,481,487	-	-	-	1,188,433,315	4,056,740,504	18,550,187
Fidelity Advisor Magellan Fund - Class Z	-	501,792,649	-	401,792,649	-	1,616,877,262	8,982,286,742	605,683,529
Fidelity Advisor Small Cap Growth Fund - Class Z	1,180,230,254	267,795,395	-	21,557,220	-	(15,033,128)	1,432,992,521	45,176,309
Fidelity Blue Chip Growth Fund	2,834,601,385	435,962,977	125,000,000	189,857,099	8,045,236	(897,783,896)	-	-
Fidelity Contrafund	5,667,816,012	277,188,391	995,290,325	277,188,391	108,831,221	553,069,238	5,611,614,537	256,824,464
Fidelity Extended Market Index Fund	2,978,386,225	1,184,552,727	695,862,025	16,961,435	24,404,019	238,400,459	3,729,881,405	42,351,327
Fidelity Growth Company Fund	12,525,496,474	2,067,887,605	125,000,000	1,203,658,940	818,972	449,440,356	14,918,643,407	381,550,982
Fidelity Magellan Fund	7,343,976,910	746,152,605	125,000,000	266,837,517	(8,443,554)	(1,093,069,130)	-	-
Fidelity SAI Inflation-Focused Fund	1,222	54	-	55	-	(91)	1,185	14
Fidelity SAI Small-Mid Cap 500 Index Fund	1,245,839,035	88,132,124	627,053,714	88,132,123	48,385,054	(81,476,726)	673,825,773	107,639,900
Fidelity SAI U.S. Large Cap Index Fund	2,695,197,081	5,486,728,481	6,350,967,366	203,199,555	(15,356,106)	34,949,430	1,850,551,520	78,813,949
Fidelity SAI U.S. Low Volatility Index Fund	6,937,888,747	2,525,520,228	2,643,520,826	180,583,820	64,771,612	703,816,758	7,588,476,519	342,131,493
Fidelity SAI U.S. Momentum Index Fund	15,688,110	2,906,853,142	-	32,953,304	-	187,461,440	3,110,002,692	169,667,359
Fidelity SAI U.S. Quality Index Fund	11,897,911,703	5,498,107,136	375,935,098	1,605,222,446	(37,095,044)	156,176,722	17,139,165,419	785,479,625
Fidelity SAI U.S. Value Index Fund	2,673,481,415	1,838,358,999	-	209,633,685	-	34,173,771	4,546,014,185	379,783,975
Fidelity Small Cap Index Fund	1,474,548,882	13,874,803	648,720,334	13,874,802	66,964,069	(49,435,801)	857,231,619	33,226,032
	59,471,063,455	24,451,388,803	12,712,349,688	4,711,453,041	261,325,479	3,025,999,979	74,497,428,028

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	267,637,020	-	267,637,020	-

Bank Notes
Financials	6,658,354	-	6,658,354	-

Collateralized Mortgage Obligations	2,255,194	-	2,255,194	-

Commercial Mortgage Securities	67,120,626	-	67,120,626	-

Common Stocks
Communication Services	6,026,114,416	5,925,743,160	100,371,254	2
Consumer Discretionary	6,390,918,800	6,344,775,182	46,143,618	-
Consumer Staples	5,258,386,526	5,204,570,424	53,816,102	-
Energy	4,205,857,212	4,180,535,319	25,321,893	-
Financials	14,230,455,906	13,985,587,702	244,868,204	-
Health Care	8,476,597,982	8,365,238,058	111,359,924	-
Industrials	11,254,314,810	11,118,652,944	135,661,866	-
Information Technology	17,047,410,997	16,908,277,217	139,133,780	-
Materials	2,248,756,155	2,248,756,155	-	-
Real Estate	1,618,019,096	1,618,019,096	-	-
Utilities	2,041,283,866	2,030,461,918	10,821,948	-

Domestic Equity Funds	74,556,651,891	74,556,651,891	-	-

Non-Convertible Corporate Bonds
Communication Services	40,581,756	-	40,581,756	-
Consumer Discretionary	57,199,667	-	57,199,667	-
Consumer Staples	48,007,925	-	48,007,925	-
Energy	77,945,718	-	77,945,718	-
Financials	583,074,681	-	583,074,681	-
Health Care	30,912,910	-	30,912,910	-
Industrials	34,856,265	-	34,856,265	-
Information Technology	45,810,562	-	45,810,562	-
Materials	16,358,360	-	16,358,360	-
Real Estate	8,705,784	-	8,705,784	-
Utilities	41,296,361	-	41,296,361	-

Non-Convertible Preferred Stocks
Information Technology	55,542,800	55,542,800	-	-

U.S. Treasury Obligations	428,650,294	-	428,650,294	-

Money Market Funds	2,939,330,978	2,939,330,978	-	-
Total Investments in Securities:	158,106,712,912	155,482,142,844	2,624,570,066	2
Derivative Instruments:

Assets
Futures Contracts	58,608,303	58,608,303	-	-
Swaps	29,398,629	-	29,398,629	-
Total Assets	88,006,932	58,608,303	29,398,629	-

Liabilities
Written Options	(17,463,716)	(17,463,716)	-	-
Total Liabilities	(17,463,716)	(17,463,716)	-	-
Total Derivative Instruments:	70,543,216	41,144,587	29,398,629	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	58,190,185	0
Swaps (b)	29,398,629	0
Written Options (c)	0	(17,463,716)
Total Equity Risk	87,588,814	(17,463,716)
Interest Rate Risk
Futures Contracts (a)	418,118	0
Total Interest Rate Risk	418,118	0
Total Value of Derivatives	88,006,932	(17,463,716)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-item(s).
(c)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value (including securities loaned of $1,401,462,113) - See accompanying schedule:
Unaffiliated issuers (cost $61,821,894,485)	$80,669,953,906
Fidelity Central Funds (cost $2,939,327,216)	2,939,330,978
Other affiliated issuers (cost $58,280,157,399)	74,497,428,028

Total Investment in Securities (cost $123,041,379,100)		$158,106,712,912
Segregated cash with brokers for derivative instruments		7,965,906
Cash		199,109
Foreign currency held at value (cost $1,019,107)		1,016,999
Receivable for investments sold		39,631,890
Receivable for fund shares sold		195,879,767
Dividends receivable		106,633,557
Interest receivable		17,042,278
Distributions receivable from Fidelity Central Funds		5,696,833
Bi-lateral OTC swaps, at value		29,398,629
Prepaid expenses		306,332
Other receivables		673,328
Total assets		158,511,157,540
Liabilities
Payable for investments purchased
Regular delivery	$177,879,381
Delayed delivery	716,967
Payable for fund shares redeemed	116,645,202
Accrued management fee	15,162,821
Payable for daily variation margin on futures contracts	1,531,783
Written options, at value (premium received $11,390,946)	17,463,716
Other payables and accrued expenses	6,688,416
Collateral on securities loaned	1,458,229,805
Total liabilities		1,794,318,091
Net Assets		$156,716,839,449
Net Assets consist of:
Paid in capital		$119,241,011,458
Total accumulated earnings (loss)		37,475,827,991
Net Assets		$156,716,839,449
Net Asset Value, offering price and redemption price per share ($156,716,839,449 ÷ 8,925,411,437 shares)		$17.56
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$1,011,818,826
Affiliated issuers		504,188,991
Interest		82,360,586
Income from Fidelity Central Funds (including $2,096,263 from security lending)		63,782,234
Total income		1,662,150,637
Expenses
Management fee	$515,365,259
Custodian fees and expenses	859,299
Independent trustees' fees and expenses	702,197
Registration fees	9,172,726
Audit fees	193,332
Legal	117,050
Miscellaneous	598,587
Total expenses before reductions	527,008,450
Expense reductions	(349,468,849)
Total expenses after reductions		177,539,601
Net Investment income (loss)		1,484,611,036
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $80,891)	750,267,557
Fidelity Central Funds	(5,377)
Other affiliated issuers	261,325,479
Foreign currency transactions	(333,226)
Futures contracts	72,559,926
Swaps	1,791,908
Written options	(11,036,095)
Capital gain distributions from underlying funds:
Affiliated issuers	4,207,264,050
Total net realized gain (loss)		5,281,834,222
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $778,138)	4,352,994,665
Affiliated issuers	3,025,999,979
Assets and liabilities in foreign currencies	534,474
Futures contracts	44,800,578
Swaps	518,345
Written options	(3,116,642)
Total change in net unrealized appreciation (depreciation)		7,421,731,399
Net gain (loss)		12,703,565,621
Net increase (decrease) in net assets resulting from operations		$14,188,176,657
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,484,611,036	$1,033,653,931
Net realized gain (loss)	5,281,834,222	2,527,947,055
Change in net unrealized appreciation (depreciation)	7,421,731,399	20,610,702,610
Net increase (decrease) in net assets resulting from operations	14,188,176,657	24,172,303,596
Distributions to shareholders	(5,793,374,672)	(2,007,968,736)

Share transactions
Proceeds from sales of shares	58,217,525,725	38,744,491,874
Reinvestment of distributions	5,744,324,053	1,934,598,176
Cost of shares redeemed	(34,338,721,173)	(17,775,994,286)

Net increase (decrease) in net assets resulting from share transactions	29,623,128,605	22,903,095,764
Total increase (decrease) in net assets	38,017,930,590	45,067,430,624

Net Assets
Beginning of period	118,698,908,859	73,631,478,235
End of period	$156,716,839,449	$118,698,908,859

Other Information
Shares
Sold	3,384,391,812	2,611,891,127
Issued in reinvestment of distributions	333,006,361	134,415,665
Redeemed	(1,998,777,584)	(1,215,524,166)
Net increase (decrease)	1,718,620,589	1,530,782,626

Financial Highlights
Strategic Advisers® Fidelity® U.S. Total Stock Fund

Years ended May 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.47	$12.97	$13.26	$15.07	$10.56
Income from Investment Operations
Net investment income (loss) A,B	.18	.16	.15	.15	.14
Net realized and unrealized gain (loss)	1.66	3.67	.24	(.75)	4.73
Total from investment operations	1.84	3.83	.39	(.60)	4.87
Distributions from net investment income	(.20)	(.16)	(.15)	(.12)	(.18)
Distributions from net realized gain	(.55)	(.18)	(.54)	(1.09)	(.19)
Total distributions	(.75)	(.33) C	(.68) C	(1.21)	(.36) C
Net asset value, end of period	$17.56	$16.47	$12.97	$13.26	$15.07
Total Return D	11.30%	29.93%	3.45%	(4.85)%	46.63%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.38%	.38%	.38%	.38%	.38%
Expenses net of fee waivers, if any	.13%	.13%	.13%	.13%	.13%
Expenses net of all reductions, if any	.13%	.13%	.13%	.13%	.13%
Net investment income (loss)	1.06%	1.12%	1.24%	1.03%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$156,716,839	$118,698,909	$73,631,478	$68,865,016	$60,113,747
Portfolio turnover rate G	33%	30%	39%	35%	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity U.S. Total Stock Fund	$142,508

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), short-term capital gain dividends, swaps, futures and options transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales, options transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,507,753,498
Gross unrealized depreciation	(3,284,026,565)
Net unrealized appreciation (depreciation)	$34,223,726,933
Tax Cost	$123,863,222,614

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$379,131,395
Undistributed long-term capital gain	$3,351,770,093
Net unrealized appreciation (depreciation) on securities and other investments	$34,203,508,938

The Fund intends to elect to defer to its next fiscal year $457,437,444 of capital losses recognized during the period November 1, 2024 to May 31, 2025.

The tax character of distributions paid was as follows:

	May 31, 2025	May 31, 2024
Ordinary Income	$2,376,380,315	$ 946,565,735
Long-term Capital Gains	3,416,994,357	1,061,403,001
Total	$5,793,374,672	$ 2,007,968,736

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Fidelity U.S. Total Stock Fund
Equity Risk
Futures Contracts	72,782,464	44,290,189
Written Options	(11,036,095)	(3,116,642)
Swaps	1,791,908	518,345
Total Equity Risk	63,538,277	41,691,892
Interest Rate Risk
Futures Contracts	(222,538)	510,389
Total Interest Rate Risk	(222,538)	510,389
Totals	63,315,739	42,202,281

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	74,974,547,782	45,701,239,106
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), Fidelity Diversifying Solutions LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) or Fidelity Diversifying Solutions LLC (FDS) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM, FDS, or an affiliate, as applicable, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM, FDS, or an affiliate, as applicable, pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	745,035

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	2,755,613,258	1,509,543,408	31,600,999

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund redeemed shares of Fidelity Large Cap Value Enhanced Index Fund in exchange for investments and cash, if any, as noted in the following table. The Fund had a net realized gain of $10,891,114 on the Fund's redemptions of Fidelity Large Cap Value Enhanced Index Fund, which is included in "Net Realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized a net gain on the exchanges for federal income tax purposes.

	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Large Cap Value Enhanced Index Fund	3,520,085,005	10,891,114	262,301,416
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	196,243
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral or, for non-cash collateral, loan fees received from the borrower as compensation for the securities loaned, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

Total Security Lending Fees Paid to NFS ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	229,454
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period, this waiver reduced the Fund's management fee by $349,404,580.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $64,269.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	23%
Fidelity Magellan Fund	24%
Fidelity SAI Small-Mid Cap 500 Index Fund	100%
Fidelity SAI U.S. Large Cap Index Fund	14%
Fidelity SAI U.S. Low Volatility Index Fund	56%
Fidelity SAI U.S. Quality Index Fund	82%
Fidelity SAI U.S. Value Index Fund	85%
Fidelity Small Cap Growth Fund	21%
Fidelity SAI U.S. Momentum Index Fund	72%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2025, $5,631,296,775, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $133,077,439 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 43%, and 51% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 51.64%, and 56.42% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1.10%, and 3.08% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 9, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Charles S. Morrison
Affirmative	381,775,585,183.64	95.17
Withheld	19,363,639,577.49	4.83
TOTAL	401,139,224,761.13	100.00
Nancy D. Prior
Affirmative	381,252,305,731.53	95.04
Withheld	19,886,919,029.60	4.96
TOTAL	401,139,224,761.13	100.00
Mary C. Farrell
Affirmative	381,226,030,239.11	95.04
Withheld	19,913,194,522.02	4.96
TOTAL	401,139,224,761.13	100.00
Karen Kaplan
Affirmative	381,519,946,847.38	95.11
Withheld	19,619,277,913.75	4.89
TOTAL	401,139,224,761.13	100.00
Christine Marcks
Affirmative	380,186,327,029.51	94.78
Withheld	20,952,897,731.62	5.22
TOTAL	401,139,224,761.13	100.00
Harold Singleton III
Affirmative	382,499,458,473.65	95.35
Withheld	18,639,766,287.48	4.65
TOTAL	401,139,224,761.13	100.00
Heidi L. Steiger
Affirmative	380,661,676,515.00	94.90
Withheld	20,477,548,246.13	5.10
TOTAL	401,139,224,761.13	100.00

Proposal 3
To approve sub-advisory agreements among Strategic Advisers, Fidelity Diversifying Solutions LLC (FDS), and the trust, and sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	19,560,769,300.60	92.93
Against	658,514,273.07	3.13
Abstain	829,374,437.13	3.94
TOTAL	21,048,658,010.80	100.00

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Advisory and Sub-Subadvisory Agreements
Strategic Advisers Fidelity U.S. Total Stock Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIAM LLC (FIAM or Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund to add a new investment mandate and remove two existing investment mandates (Amended Sub-Advisory Agreement). The Board also approved amendments to the existing sub-subadvisory agreement between (i) FIAM and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) and (ii) Fidelity Diversifying Solutions LLC (FDS) and each Sub-Subadviser for the fund (the Amended Sub-Subadvisory Agreements and together with the Amended Sub-Advisory Agreement, the Amended Agreements).
The Board considered the Amended Sub-Subadvisory Agreements, which will be effective January 1, 2025 and simplify the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or FDS, or an affiliate, as applicable, will compensate each Sub-Subadviser at a fee equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board noted that no other material contract terms are impacted by the Amended Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  With respect to the new FIAM mandate, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.
With respect to each Amended Agreement, the Board also considered that it reviewed this information regarding each Sub-Adviser and Sub-Subadviser in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2024 meeting.
With respect to the new FIAM mandate, the Board noted its familiarity with the nature, extent and quality of services provided by FIAM to the fund with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the fund will also provide services to the fund for the new FIAM mandate. The Board also took into consideration additional information regarding the investment mandate provided by Strategic Advisers and FIAM.
The Board considered that except with respect to the new FIAM mandate and the removal of the two existing FIAM mandates that are not currently funded, the approval of the Amended Agreements will not result in any changes in the investment process or strategies employed by FIAM, FDS or their affiliates in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Sub-Subadvisory Agreements would not change the obligations and services of FIAM, FDS, and their affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FIAM, FDS, and their affiliates.
Resources Dedicated to Investment Management and Support Services.  With respect to the new FIAM mandate, the Board reviewed the general qualifications and capabilities of FIAM's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that FIAM's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered FIAM's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
Shareholder and Administrative Services.  With respect to the new FIAM mandate, the Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under the Amended Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance.  With respect to the new FIAM mandate, the Board considered the historical investment performance of FIAM and its portfolio managers in managing accounts under a similar investment mandate. With respect to the removal of the two existing FIAM mandates and Amended Sub-Subadvisory Agreements, the Board did not consider performance to be a material factor in its decision to approve each Amended Agreement because the approval of each Amended Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Agreement should benefit or continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  With respect to the new FIAM mandate, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to FIAM, as well as the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring FIAM for the new mandate.
The Board noted that each Amended Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. With respect to the new FIAM mandate, the Board noted that after allocating assets to FIAM, the fund's management fee and total net expenses are each expected to increase slightly. The Board considered that the proposed amendment to add the new FIAM mandate is not expected to result in any changes in the relationships of the fund's total management fee and total net expenses to the competitive peer group medians reported in the June 2024 management contract renewals for the fund. With respect to the removal of the two FIAM mandates, the Board considered that neither mandate is currently funded with FIAM and the management of one mandate was previously transitioned to an affiliate of FIAM. With respect to the Amended Sub-Subadvisory Agreements, the Board considered that FIAM or FDS, or an affiliate, as applicable, and not the fund, will compensate each Sub-Subadviser under the terms of each Amended Sub-Subadvisory Agreement, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the Amended Sub-Subadvisory Agreements will not impact the sub-advisory fees paid under the existing sub-advisory agreements with FIAM and FDS.
Based on its review, the Board concluded that the fund's management fee structure and total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each Amended Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Amended Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of each Amended Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that with respect to the new FIAM mandate, the Amended Sub-Advisory Agreement will provide for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM with respect to the new mandate as assets allocated to FIAM for the new mandate grow. The Board also noted that with respect to the removal of the two existing FIAM mandates and the Amended Sub-Subadvisory Agreements, it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Agreements because the fund will not bear any additional expenses under the Amended Agreements.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Amended Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9887487.107
TSF-ANN-0725
Strategic Advisers® Fidelity® Emerging Markets Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Fidelity® Emerging Markets Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Common Stocks - 56.9%
	Shares	Value ($)
BRAZIL - 3.8%
Consumer Discretionary - 0.2%
Broadline Retail - 0.1%
MercadoLibre Inc (b)	8,900	22,813,281
Household Durables - 0.0%
Cury Construtora e Incorporadora SA	819,400	4,105,954
Textiles, Apparel & Luxury Goods - 0.1%
Azzas 2154 SA	2,077,000	16,032,791
TOTAL CONSUMER DISCRETIONARY		42,952,026

Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Petroleo Brasileiro SA - Petrobras	1,387,850	7,985,688
Petroleo Brasileiro SA - Petrobras ADR	5,542,396	63,959,250
PRIO SA/Brazil (b)	6,705,288	45,663,252
		117,608,190
Financials - 1.5%
Banks - 1.0%
Inter & Co Inc depository receipt	2,694,891	19,200,421
Itau Unibanco Holding SA	17,250,602	112,892,742
NU Holdings Ltd/Cayman Islands Class A (b)	9,321,621	111,952,668
		244,045,831
Capital Markets - 0.5%
Banco BTG Pactual SA unit	16,240,734	112,303,703
XP Inc Class A	624,200	12,084,512
		124,388,215
TOTAL FINANCIALS		368,434,046

Health Care - 0.2%
Health Care Providers & Services - 0.2%
Hapvida Participacoes e Investimentos S/A (b)(c)(d)	87,927,508	43,967,597
Industrials - 0.6%
Electrical Equipment - 0.2%
WEG SA	6,538,739	48,416,050
Ground Transportation - 0.4%
Localiza Rent a Car SA	13,141,105	98,704,759
TOTAL INDUSTRIALS		147,120,809

Information Technology - 0.1%
Software - 0.1%
TOTVS SA	3,067,400	22,637,460
Materials - 0.7%
Metals & Mining - 0.7%
Gerdau SA ADR	27,390,342	72,036,599
Vale SA ADR	11,803,852	107,769,169
		179,805,768
Utilities - 0.0%
Electric Utilities - 0.0%
Equatorial Energia SA	2,989,300	19,155,144
TOTAL BRAZIL		941,681,040
CANADA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp	396,500	23,211,870
Materials - 0.0%
Metals & Mining - 0.0%
Torex Gold Resources Inc (b)	193,673	6,217,971
TOTAL CANADA		29,429,841
CHILE - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Antofagasta PLC	2,305,900	55,006,856
CHINA - 16.2%
Communication Services - 4.9%
Entertainment - 0.9%
NetEase Cloud Music Inc (b)(c)(d)	542,000	14,598,768
Netease Inc	1,430,620	34,793,490
Netease Inc ADR	363,882	44,306,272
Tencent Music Entertainment Group A Shares (e)	7,017,582	59,598,691
Tencent Music Entertainment Group Class A ADR	4,578,952	77,109,552
		230,406,773
Interactive Media & Services - 4.0%
Meitu Inc (c)(d)	24,402,000	20,508,498
Tencent Holdings Ltd	15,420,653	972,158,893
		992,667,391
TOTAL COMMUNICATION SERVICES		1,223,074,164

Consumer Discretionary - 5.0%
Automobile Components - 0.0%
Fuyao Glass Industry Group Co Ltd A Shares (China)	1,337,000	10,765,081
Fuyao Glass Industry Group Co Ltd H Shares (c)(d)	813,600	5,815,801
Zhejiang Shuanghuan Driveline Co Ltd A Shares (China)	1,587,000	7,016,106
		23,596,988
Automobiles - 0.5%
BYD Co Ltd A Shares (China)	53,300	2,608,089
BYD Co Ltd H Shares	2,039,208	101,344,629
Li Auto Inc ADR (b)(e)	379,431	10,753,075
		114,705,793
Broadline Retail - 2.5%
Alibaba Group Holding Ltd	14,517,252	206,693,910
Alibaba Group Holding Ltd ADR	1,308,654	148,977,171
JD.com Inc ADR	2,131,416	69,079,193
PDD Holdings Inc Class A ADR (b)	2,005,213	193,523,107
		618,273,381
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group Inc	648,520	3,062,150
TAL Education Group Class A ADR (b)	3,777,000	37,127,910
		40,190,060
Hotels, Restaurants & Leisure - 1.1%
H World Group Ltd	857,080	3,026,161
Meituan B Shares (b)(c)(d)	5,751,616	99,472,217
Shangri-La Asia Ltd	35,178,000	19,695,122
Trip.com Group Ltd	1,171,221	73,271,847
Trip.com Group Ltd ADR	853,360	53,463,004
Yum China Holdings Inc	522,100	22,789,665
		271,718,016
Household Durables - 0.3%
Haier Smart Home Co Ltd A Shares (China)	14,104,541	49,054,163
Haier Smart Home Co Ltd H Shares	7,758,800	22,595,340
Hangzhou GreatStar Industrial Co Ltd A Shares (China)	377,400	1,236,028
Midea Group Co Ltd A Shares (China) (b)	240,458	2,640,454
		75,525,985
Textiles, Apparel & Luxury Goods - 0.4%
ANTA Sports Products Ltd	6,846,939	83,348,041
Li Ning Co Ltd	11,274,000	21,538,371
		104,886,412
TOTAL CONSUMER DISCRETIONARY		1,248,896,635

Consumer Staples - 0.6%
Beverages - 0.5%
China Resources Beverage Holdings Co Ltd (b)	2,318,800	3,879,896
Eastroc Beverage Group Co Ltd A Shares (China)	877,400	38,996,910
Kweichow Moutai Co Ltd A Shares (China)	325,133	68,731,890
Tsingtao Brewery Co Ltd A Shares (China)	56,182	578,773
Tsingtao Brewery Co Ltd H Shares	430,000	2,985,997
		115,173,466
Food Products - 0.1%
China Mengniu Dairy Co Ltd	7,779,000	17,539,978
Personal Care Products - 0.0%
Chongqing Baiya Sanitary Products Co Ltd A Shares (China)	1,111,800	4,720,681
Mao Geping Cosmetics Co LTD H Shares	226,900	3,194,674
Shanghai Chicmax Cosmetic Co Ltd H Shares (e)	684,400	5,725,809
		13,641,164
TOTAL CONSUMER STAPLES		146,354,608

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
China Merchants Energy Shipping Co Ltd A Shares (China)	5,578,769	4,687,878
Financials - 2.1%
Banks - 1.1%
Bank of Chengdu Co Ltd A Shares (China)	8,371,970	22,546,963
China Construction Bank Corp H Shares	156,878,690	140,850,899
China Merchants Bank Co Ltd H Shares	11,548,452	72,020,418
Industrial & Commercial Bank of China Ltd H Shares	56,853,805	41,401,745
		276,820,025
Insurance - 1.0%
China Life Insurance Co Ltd H Shares	66,701,074	135,935,412
PICC Property & Casualty Co Ltd H Shares	30,905,000	58,884,685
Ping An Insurance Group Co of China Ltd H Shares	9,218,497	53,841,426
		248,661,523
TOTAL FINANCIALS		525,481,548

Health Care - 1.0%
Biotechnology - 0.1%
Innovent Biologics Inc (b)(c)(d)	925,500	7,312,077
Zai Lab Ltd (b)	2,408,349	7,333,421
Zai Lab Ltd ADR (b)	620,000	18,686,800
		33,332,298
Health Care Equipment & Supplies - 0.0%
Shenzhen Mindray Bio-Medical Electronics Co Ltd A Shares (China)	385,970	12,108,621
Life Sciences Tools & Services - 0.3%
Wuxi Apptec Co Ltd H Shares (c)(d)	7,542,900	66,135,411
Pharmaceuticals - 0.6%
Hansoh Pharmaceutical Group Co Ltd (c)(d)	36,550,416	120,496,902
Jiangsu Hengrui Pharmaceuticals Co Ltd H Shares	879,200	6,503,373
		127,000,275
TOTAL HEALTH CARE		238,576,605

Industrials - 1.7%
Commercial Services & Supplies - 0.0%
Tuhu Car Inc A Shares (b)(c)(d)(e)	1,201,800	2,856,940
Electrical Equipment - 0.5%
Contemporary Amperex Technology Co Ltd A Shares (China)	2,523,994	87,641,724
Henan Pinggao Electric Co Ltd A Shares (China)	961,400	2,049,722
Sieyuan Electric Co Ltd A Shares (China)	4,064,596	40,664,308
		130,355,754
Ground Transportation - 0.4%
Full Truck Alliance Co Ltd ADR	8,801,850	102,365,516
Machinery - 0.8%
Airtac International Group	1,200,330	36,901,714
Huaming Power Equipment Co Ltd A Shares (China)	555,080	1,175,731
Neway Valve Suzhou Co Ltd A Shares (China)	2,475,600	10,820,811
Shenzhen Inovance Technology Co Ltd A Shares (China) (b)	11,919,976	108,906,007
Weichai Power Co Ltd A Shares (China)	1,407,600	2,940,422
Weichai Power Co Ltd H Shares	1,383,000	2,705,643
Zhejiang Dingli Machinery Co Ltd A Shares (China)	3,345,200	21,029,029
		184,479,357
Passenger Airlines - 0.0%
Spring Airlines Co Ltd A Shares (China)	187,000	1,527,220
Trading Companies & Distributors - 0.0%
BOC Aviation Ltd (c)(d)	56,800	459,623
TOTAL INDUSTRIALS		422,044,410

Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
Luxshare Precision Industry Co Ltd A Shares (China)	7,996,300	33,763,328
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	112,007	2,722,642
Anji Microelectronics Technology Shanghai Co Ltd A Shares (China)	321,400	7,608,516
NAURA Technology Group Co Ltd A Shares (China)	288,894	16,794,955
		27,126,113
Technology Hardware, Storage & Peripherals - 0.4%
Lenovo Group Ltd	4,676,000	5,338,210
Xiaomi Corp B Shares (b)(c)(d)	12,233,407	78,746,581
		84,084,791
TOTAL INFORMATION TECHNOLOGY		144,974,232

Materials - 0.3%
Construction Materials - 0.0%
Anhui Conch Cement Co Ltd H Shares	1,985,500	5,178,288
Metals & Mining - 0.3%
Baoshan Iron & Steel Co Ltd A Shares (China)	5,205,701	4,873,284
Zhaojin Mining Industry Co Ltd H Shares	1,063,500	2,688,215
Zijin Mining Group Co Ltd H Shares	23,634,608	52,748,421
		60,309,920
TOTAL MATERIALS		65,488,208

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
China Overseas Land & Investment Ltd	3,821,500	6,433,256
KE Holdings Inc A Shares	661,434	4,118,687
		10,551,943
Utilities - 0.0%
Gas Utilities - 0.0%
ENN Energy Holdings Ltd	991,700	7,929,958
TOTAL CHINA		4,038,060,189
CONGO DEMOCRATIC REPUBLIC OF - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Ivanhoe Mine Ltd Class A (b)(e)	1,500,667	11,623,923
COTE D'IVOIRE - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Endeavour Mining PLC	1,738,814	53,304,117
FRANCE - 0.4%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Hermes International SCA	13,300	36,666,405
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Gaztransport Et Technigaz SA	293,943	54,636,116
TOTAL FRANCE		91,302,521
GEORGIA - 0.1%
Financials - 0.1%
Banks - 0.1%
TBC Bank Group PLC	371,727	22,362,790
GERMANY - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
BioNTech SE ADR (b)(e)	139,700	13,384,657
GREECE - 0.9%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
OPAP SA	1,198,753	25,779,690
Financials - 0.8%
Banks - 0.8%
Eurobank Ergasias Services and Holdings SA	25,635,667	78,959,242
National Bank of Greece SA	7,374,900	87,925,217
Piraeus Financial Holdings SA	6,629,641	44,165,832
		211,050,291
TOTAL GREECE		236,829,981
HONG KONG - 0.3%
Financials - 0.2%
Capital Markets - 0.0%
Hong Kong Exchanges & Clearing Ltd	279,200	13,966,804
Insurance - 0.2%
AIA Group Ltd	4,722,200	39,536,855
TOTAL FINANCIALS		53,503,659

Industrials - 0.1%
Machinery - 0.1%
Techtronic Industries Co Ltd	2,391,000	26,631,737
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Cowell e Holdings Inc (b)	1,043,000	2,972,931
TOTAL HONG KONG		83,108,327
HUNGARY - 1.0%
Financials - 0.8%
Banks - 0.8%
OTP Bank Nyrt	2,539,899	192,630,757
Health Care - 0.2%
Pharmaceuticals - 0.2%
Richter Gedeon Nyrt	2,252,213	65,526,511
TOTAL HUNGARY		258,157,268
INDIA - 8.0%
Communication Services - 0.5%
Wireless Telecommunication Services - 0.5%
Bharti Airtel Ltd	5,493,318	119,225,449
Consumer Discretionary - 0.7%
Automobiles - 0.1%
Eicher Motors Ltd	385,073	24,014,017
Hotels, Restaurants & Leisure - 0.6%
Eternal Ltd (b)	30,940,359	86,213,857
MakeMyTrip Ltd (b)(e)	574,645	58,401,171
		144,615,028
TOTAL CONSUMER DISCRETIONARY		168,629,045

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Reliance Industries Ltd	10,493,149	174,332,681
Financials - 3.7%
Banks - 3.0%
Axis Bank Ltd	3,172,178	44,219,734
HDFC Bank Ltd/Gandhinagar (b)	13,582,584	310,138,341
HDFC Bank Ltd/Gandhinagar ADR	1,202,641	90,667,105
ICICI Bank Ltd	10,912,261	185,197,832
ICICI Bank Ltd ADR	2,696,956	92,343,773
Kotak Mahindra Bank Ltd	1,129,900	27,409,730
		749,976,515
Capital Markets - 0.3%
360 ONE WAM Ltd	2,840,400	33,126,846
HDFC Asset Management Co Ltd (c)(d)	609,319	34,076,467
		67,203,313
Consumer Finance - 0.3%
Bajaj Finance Ltd	413,700	44,408,010
Five-Star Business Finance Ltd (b)	2,224,838	18,450,460
		62,858,470
Insurance - 0.1%
HDFC Life Insurance Co Ltd (c)(d)	4,068,588	36,956,458
SBI Life Insurance Co Ltd (c)(d)	821,000	17,396,374
		54,352,832
TOTAL FINANCIALS		934,391,130

Health Care - 0.4%
Health Care Providers & Services - 0.4%
Apollo Hospitals Enterprise Ltd	58,911	4,739,427
Max Healthcare Institute Ltd	5,954,933	78,345,862
		83,085,289
Pharmaceuticals - 0.0%
Mankind Pharma Ltd (b)	422,243	12,183,281
TOTAL HEALTH CARE		95,268,570

Industrials - 1.0%
Aerospace & Defense - 0.4%
Hindustan Aeronautics Ltd (c)	1,660,877	96,596,511
Construction & Engineering - 0.5%
Larsen & Toubro Ltd	2,671,518	114,798,634
Professional Services - 0.1%
Computer Age Management Services Ltd	574,405	26,603,788
TOTAL INDUSTRIALS		237,998,933

Information Technology - 0.6%
IT Services - 0.6%
HCL Technologies Ltd	830,314	15,888,919
Infosys Ltd	1,854,161	33,879,150
Tata Consultancy Services Ltd	2,620,154	106,105,753
		155,873,822
Materials - 0.1%
Construction Materials - 0.1%
JK Cement Ltd	669,900	43,061,056
Metals & Mining - 0.0%
Tata Steel Ltd	4,670,909	8,794,085
TOTAL MATERIALS		51,855,141

Utilities - 0.3%
Electric Utilities - 0.1%
Power Grid Corp of India Ltd	7,023,800	23,796,059
Independent Power and Renewable Electricity Producers - 0.2%
NTPC Ltd	11,790,452	46,031,627
TOTAL UTILITIES		69,827,686

TOTAL INDIA		2,007,402,457
INDONESIA - 1.1%
Consumer Staples - 0.1%
Food Products - 0.1%
Indofood CBP Sukses Makmur Tbk PT	27,361,200	18,284,309
Indofood Sukses Makmur Tbk PT	48,203,900	23,268,579
		41,552,888
Financials - 1.0%
Banks - 1.0%
Bank Central Asia Tbk PT	363,560,380	209,735,251
Bank Mandiri Persero Tbk PT	53,330,000	17,326,953
Bank Rakyat Indonesia Persero Tbk PT	41,946,013	11,412,798
		238,475,002
TOTAL INDONESIA		280,027,890
ITALY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Ferrari NV (e)	33,800	16,182,088
Textiles, Apparel & Luxury Goods - 0.0%
Brunello Cucinelli SpA	84,700	10,429,920
TOTAL ITALY		26,612,008
KAZAKHSTAN - 0.4%
Financials - 0.4%
Consumer Finance - 0.4%
Kaspi.KZ JSC ADR	1,166,204	93,022,262
KOREA (SOUTH) - 4.8%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.1%
KT Corp	974,510	35,583,842
Interactive Media & Services - 0.2%
Kakao Corp	182,230	5,631,384
NAVER Corp	183,317	24,875,476
Webtoon Entertainment Inc (b)(e)	1,804,439	15,861,019
		46,367,879
TOTAL COMMUNICATION SERVICES		81,951,721

Consumer Discretionary - 0.4%
Automobile Components - 0.2%
Hyundai Mobis Co Ltd	252,660	46,261,999
Automobiles - 0.2%
Hyundai Motor Co	202,714	27,184,826
Kia Corp	318,917	20,633,959
		47,818,785
TOTAL CONSUMER DISCRETIONARY		94,080,784

Consumer Staples - 0.1%
Tobacco - 0.1%
KT&G Corp	450,739	39,210,012
Financials - 0.3%
Banks - 0.2%
Hana Financial Group Inc	187,974	9,890,075
KB Financial Group Inc	429,495	32,268,685
Shinhan Financial Group Co Ltd	352,940	14,740,424
		56,899,184
Insurance - 0.1%
Samsung Fire & Marine Insurance Co Ltd	83,293	24,383,408
TOTAL FINANCIALS		81,282,592

Health Care - 0.2%
Life Sciences Tools & Services - 0.2%
Samsung Biologics Co Ltd (b)(c)(d)	54,298	40,553,740
Industrials - 0.6%
Aerospace & Defense - 0.4%
Hanwha Aerospace Co Ltd	17,182	10,084,676
Hanwha Aerospace Co Ltd rights 7/2/2025 (b)	1,243	114,246
Korea Aerospace Industries Ltd	1,331,732	80,573,179
		90,772,101
Industrial Conglomerates - 0.0%
SK Square Co Ltd (b)	128,943	10,712,900
Machinery - 0.2%
HD HYUNDAI MIPO	79,730	11,165,293
Samsung Heavy Industries Co Ltd (b)	3,302,169	40,388,096
		51,553,389
TOTAL INDUSTRIALS		153,038,390

Information Technology - 2.9%
Semiconductors & Semiconductor Equipment - 0.6%
SK Hynix Inc	1,096,043	162,213,983
Technology Hardware, Storage & Peripherals - 2.3%
Samsung Electronics Co Ltd	13,175,916	535,900,938
Samsung Electronics Co Ltd GDR (c)	21,489	21,617,934
		557,518,872
TOTAL INFORMATION TECHNOLOGY		719,732,855

TOTAL KOREA (SOUTH)		1,209,850,094
MACAU - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Galaxy Entertainment Group Ltd	6,722,000	28,633,074
MALAYSIA - 0.3%
Financials - 0.3%
Banks - 0.3%
CIMB Group Holdings Bhd	48,504,636	78,970,311
MEXICO - 2.8%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV ADR (e)	3,325,600	56,202,640
America Movil SAB de CV Series B	18,462,546	15,601,213
		71,803,853
Consumer Staples - 1.2%
Beverages - 0.2%
Fomento Economico Mexicano SAB de CV ADR	586,822	62,514,148
Consumer Staples Distribution & Retail - 0.8%
BBB Foods Inc Class A (b)(e)	770,695	22,242,258
Wal-Mart de Mexico SAB de CV Series V	52,496,017	172,406,490
		194,648,748
Food Products - 0.2%
Gruma SAB de CV Series B	2,643,636	49,818,282
TOTAL CONSUMER STAPLES		306,981,178

Financials - 0.3%
Banks - 0.3%
Banco del Bajio SA (c)(d)	6,257,700	16,347,580
Grupo Financiero Banorte SAB de CV	7,980,024	70,543,149
		86,890,729
Industrials - 0.3%
Transportation Infrastructure - 0.3%
Grupo Aeroportuario del Pacifico SAB de CV Series B (e)	2,699,561	62,066,521
Grupo Aeroportuario del Sureste SAB de CV Series B	348,263	11,176,340
		73,242,861
Materials - 0.5%
Construction Materials - 0.3%
Cemex SAB de CV ADR	8,569,800	58,703,130
Metals & Mining - 0.2%
Grupo Mexico SAB de CV Series B	10,071,990	55,220,428
TOTAL MATERIALS		113,923,558

Real Estate - 0.2%
Industrial REITs - 0.1%
Prologis Property Mexico SA de CV	4,270,900	16,349,470
Real Estate Management & Development - 0.1%
Corp Inmobiliaria Vesta SAB de CV ADR	960,730	27,707,453
TOTAL REAL ESTATE		44,056,923

TOTAL MEXICO		696,899,102
NETHERLANDS - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
BE Semiconductor Industries NV	85,900	10,392,371
PERU - 0.6%
Financials - 0.5%
Banks - 0.5%
Credicorp Ltd	529,967	112,252,311
Materials - 0.1%
Metals & Mining - 0.1%
Cia de Minas Buenaventura SAA ADR	2,102,237	31,491,510
TOTAL PERU		143,743,821
PHILIPPINES - 0.2%
Industrials - 0.2%
Transportation Infrastructure - 0.2%
International Container Terminal Services Inc	4,490,751	32,985,326
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Ayala Land Inc	18,446,031	7,600,615
TOTAL PHILIPPINES		40,585,941
POLAND - 0.9%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Allegro.eu SA (b)(c)(d)	2,511,984	23,116,252
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Dino Polska SA (b)(c)(d)	199,600	29,307,693
Financials - 0.7%
Banks - 0.7%
Powszechna Kasa Oszczednosci Bank Polski SA	8,036,624	161,632,107
TOTAL POLAND		214,056,052
RUSSIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Gazprom PJSC (Russia) (b)(f)	5,946,277	60
LUKOIL PJSC (b)(f)	345,667	0
LUKOIL PJSC ADR (b)(f)	499,400	5
		65
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC (b)(f)	3,314,825	0
Sberbank of Russia PJSC (Russia) (b)(f)	617,111	6
Sberbank of Russia PJSC ADR (b)(f)	1,653,549	17
		23
Materials - 0.0%
Chemicals - 0.0%
Phosagro Pjsc (b)(f)	88,909	0
Phosagro Pjsc GDR (b)(c)(f)	1	0
Phosagro Pjsc GDR (b)(c)(f)	1,718	0
		0
TOTAL RUSSIA		88
SAUDI ARABIA - 0.4%
Financials - 0.4%
Banks - 0.4%
Al Rajhi Bank	3,609,165	87,640,087
Alinma Bank	413,289	2,847,686
Saudi National Bank/The	1,898,726	17,561,817

TOTAL SAUDI ARABIA		108,049,590
SINGAPORE - 0.1%
Communication Services - 0.1%
Entertainment - 0.1%
Sea Ltd Class A ADR (b)	85,000	13,631,450
SOUTH AFRICA - 2.7%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
MTN Group Ltd	6,662,638	46,313,346
Consumer Discretionary - 1.4%
Broadline Retail - 1.3%
Naspers Ltd Class N	1,088,765	312,648,868
Specialty Retail - 0.1%
Pepkor Holdings Ltd (c)(d)	15,995,044	25,963,872
TOTAL CONSUMER DISCRETIONARY		338,612,740

Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.1%
Shoprite Holdings Ltd	1,365,558	22,174,703
Food Products - 0.1%
Tiger Brands Ltd	1,829,986	35,229,965
TOTAL CONSUMER STAPLES		57,404,668

Financials - 0.6%
Banks - 0.3%
Absa Group Ltd	940,961	9,069,226
Capitec Bank Holdings Ltd (e)	148,498	28,460,169
Standard Bank Group Ltd	3,627,733	47,053,105
		84,582,500
Financial Services - 0.2%
FirstRand Ltd	11,674,951	48,374,842
Insurance - 0.1%
OUTsurance Group Ltd	5,788,699	24,448,863
TOTAL FINANCIALS		157,406,205

Materials - 0.3%
Metals & Mining - 0.3%
Impala Platinum Holdings Ltd (b)	11,410,972	82,031,334
TOTAL SOUTH AFRICA		681,768,293
SWEDEN - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
VEF AB (b)	25,177,300	5,010,800
TAIWAN - 8.6%
Communication Services - 0.1%
Entertainment - 0.1%
International Games System Co Ltd	936,311	26,123,230
Wireless Telecommunication Services - 0.0%
Far EasTone Telecommunications Co Ltd	1,846,000	5,310,912
TOTAL COMMUNICATION SERVICES		31,434,142

Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Eclat Textile Co Ltd (b)	4,119,000	58,658,021
Consumer Staples - 0.0%
Food Products - 0.0%
Uni-President Enterprises Corp	807,000	2,137,773
Financials - 0.0%
Banks - 0.0%
CTBC Financial Holding Co Ltd	3,747,000	5,067,708
E.Sun Financial Holding Co Ltd	4,019,000	3,982,431
		9,050,139
Industrials - 0.3%
Electrical Equipment - 0.0%
Voltronic Power Technology Corp	280,000	12,501,259
Machinery - 0.3%
Hiwin Technologies Corp	7,273,112	53,521,620
TOTAL INDUSTRIALS		66,022,879

Information Technology - 8.0%
Communications Equipment - 0.1%
Accton Technology Corp	1,080,982	26,427,573
Electronic Equipment, Instruments & Components - 0.8%
Chroma ATE Inc	2,163,660	23,905,134
E Ink Holdings Inc	3,283,117	22,946,344
Elite Material Co Ltd	1,685,394	41,476,645
Gold Circuit Electronics Ltd	715,000	6,095,467
Hon Hai Precision Industry Co Ltd	11,859,515	60,510,314
Innolux Corp	6,047,000	2,433,271
Lotes Co Ltd	61,000	2,609,955
Unimicron Technology Corp	2,230,000	7,734,587
Yageo Corp	1,986,854	31,915,845
		199,627,562
Semiconductors & Semiconductor Equipment - 6.9%
Alchip Technologies Ltd	138,082	12,644,316
ASE Technology Holding Co Ltd	8,485,531	38,680,346
ASPEED Technology Inc	118,000	15,315,172
eMemory Technology Inc	604,274	48,149,627
MediaTek Inc	2,683,436	110,386,312
Taiwan Semiconductor Manufacturing Co Ltd	46,888,556	1,498,290,243
		1,723,466,016
Technology Hardware, Storage & Peripherals - 0.2%
Asustek Computer Inc	71,000	1,462,505
Wistron Corp	1,002,000	3,825,743
Wiwynn Corp	425,000	33,499,746
		38,787,994
TOTAL INFORMATION TECHNOLOGY		1,988,309,145

TOTAL TAIWAN		2,155,612,099
THAILAND - 0.1%
Financials - 0.1%
Banks - 0.1%
SCB X PCL	3,725,894	13,442,486
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Bumrungrad Hospital Pcl	157,989	673,419
TOTAL THAILAND		14,115,905
TURKEY - 0.2%
Industrials - 0.2%
Electrical Equipment - 0.2%
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	17,248,692	41,148,955
Transportation Infrastructure - 0.0%
TAV Havalimanlari Holding AS (b)	2,936,897	16,319,423
TOTAL INDUSTRIALS		57,468,378

Materials - 0.0%
Construction Materials - 0.0%
Oyak Cimento Fabrikalari AS	596,396	319,384
TOTAL TURKEY		57,787,762
UNITED ARAB EMIRATES - 1.0%
Energy - 0.6%
Energy Equipment & Services - 0.3%
ADNOC Drilling Co PJSC	54,530,899	77,943,703
Oil, Gas & Consumable Fuels - 0.3%
Adnoc Gas PLC	80,389,700	71,788,243
TOTAL ENERGY		149,731,946

Financials - 0.2%
Banks - 0.2%
Abu Dhabi Commercial Bank PJSC	11,820,937	38,877,462
Emirates NBD Bank PJSC	939,343	5,728,637
		44,606,099
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Emaar Properties PJSC	15,240,710	54,564,480
TOTAL UNITED ARAB EMIRATES		248,902,525
UNITED KINGDOM - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Anglogold Ashanti Plc (e)	2,857,026	125,166,309
Anglogold Ashanti Plc (South Africa)	576,094	24,668,004

TOTAL UNITED KINGDOM		149,834,313
UNITED STATES - 0.6%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Samsonite Group SA (c)(d)	5,877,600	11,078,921
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.5%
NVIDIA Corp	773,700	104,550,081
Software - 0.1%
Synopsys Inc (b)	51,100	23,709,378
TOTAL INFORMATION TECHNOLOGY		128,259,459

TOTAL UNITED STATES		139,338,380
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd (b)	540,130	8,001,489
TOTAL COMMON STOCKS (Cost $12,214,681,648)		14,246,499,587

International Equity Funds - 38.4%
	Shares	Value ($)
Fidelity Advisor China Region Fund - Class Z (g)	3,915,650	159,406,093
Fidelity SAI Emerging Markets Index Fund (g)	167,424,645	2,459,468,029
Fidelity SAI Emerging Markets Low Volatility Index Fund (g)	130,652,414	1,516,874,526
Fidelity SAI Emerging Markets Value Index Fund (g)	390,536,542	5,479,227,687
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $8,863,745,282)		9,614,976,335

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
RUSSIA - 0.0%
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC (b)(f)	2,462,434	25
Sberbank of Russia PJSC (b)(f)	3,791,522	0

TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $19,998,262)		25

U.S. Treasury Obligations - 0.2%
	Yield (%) (h)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 6/12/2025	4.24 to 4.25	21,390,000	21,364,744
US Treasury Bills 0% 6/20/2025	4.23	730,000	728,454
US Treasury Bills 0% 6/26/2025	4.23 to 4.24	980,000	977,237
US Treasury Bills 0% 6/5/2025	4.23 to 4.25	7,040,000	7,037,506
US Treasury Bills 0% 7/10/2025 (i)	4.25 to 4.26	20,970,000	20,876,480
US Treasury Bills 0% 7/3/2025 (i)	4.19 to 4.22	11,440,000	11,398,448
US Treasury Bills 0% 7/31/2025	4.23 to 4.26	3,730,000	3,704,157
TOTAL U.S. TREASURY OBLIGATIONS (Cost $66,080,799)			66,087,026

Money Market Funds - 5.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	4.32	240,334,300	240,382,367
Fidelity Securities Lending Cash Central Fund (j)(k)	4.32	182,623,849	182,642,111
Invesco Government & Agency Portfolio Institutional Class (l)	4.24	842,733,612	842,733,612
TOTAL MONEY MARKET FUNDS (Cost $1,265,737,947)			1,265,758,090

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $22,430,243,938)	25,193,321,063
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(156,143,100)
NET ASSETS - 100.0%	25,037,177,963

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	13,590	Jun 2025	780,949,350	19,197,614	19,197,614

The notional amount of futures purchased as a percentage of Net Assets is 3.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $813,382,217 or 3.2% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $695,167,772 or 2.8% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Level 3 security
(g)	Affiliated Fund
(h)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(i)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,715,608.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
(l)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	209,626,067	5,255,350,078	5,224,592,998	14,121,193	(780)	-	240,382,367	240,334,300	0.4%
Fidelity Securities Lending Cash Central Fund	76,498,227	1,841,224,767	1,735,080,883	828,396	-	-	182,642,111	182,623,849	0.6%
Total	286,124,294	7,096,574,845	6,959,673,881	14,949,589	(780)	-	423,024,478

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor China Region Fund - Class Z	122,101,614	18,348,104	-	2,348,105	-	18,956,375	159,406,093	3,915,650
Fidelity Advisor Emerging Markets Fund - Class Z	1,610,032,951	327,000,000	2,050,506,768	-	131,098,030	(17,624,213)	-	-
Fidelity SAI Emerging Markets Index Fund	1,655,648,109	1,201,665,126	611,991,224	38,601,160	94,335,057	119,810,961	2,459,468,029	167,424,645
Fidelity SAI Emerging Markets Low Volatility Index Fund	860,206,966	602,077,683	-	57,077,683	-	54,589,877	1,516,874,526	130,652,414
Fidelity SAI Emerging Markets Value Index Fund	3,078,907,445	2,128,739,432	-	154,739,434	-	271,580,810	5,479,227,687	390,536,542
	7,326,897,085	4,277,830,345	2,662,497,992	252,766,382	225,433,087	447,313,810	9,614,976,335

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,587,434,125	488,658,557	1,098,775,568	-
Consumer Discretionary	2,103,715,601	1,535,591,326	568,124,275	-
Consumer Staples	622,948,820	579,258,159	43,690,661	-
Energy	524,208,746	524,208,681	-	65
Financials	3,497,944,877	2,517,141,127	980,803,727	23
Health Care	497,951,099	490,617,678	7,333,421	-
Industrials	1,216,553,723	1,086,883,147	129,670,576	-
Information Technology	3,173,152,275	1,100,758,339	2,072,393,936	-
Materials	808,903,572	726,872,238	82,031,334	-
Real Estate	116,773,961	112,655,274	4,118,687	-
Utilities	96,912,788	96,912,788	-	-

International Equity Funds	9,614,976,335	9,614,976,335	-	-

Non-Convertible Preferred Stocks
Financials	25	-	-	25

U.S. Treasury Obligations	66,087,026	-	66,087,026	-

Money Market Funds	1,265,758,090	1,265,758,090	-	-
Total Investments in Securities:	25,193,321,063	20,140,291,739	5,053,029,211	113
Derivative Instruments:

Assets
Futures Contracts	19,197,614	19,197,614	-	-
Total Assets	19,197,614	19,197,614	-	-
Total Derivative Instruments:	19,197,614	19,197,614	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	19,197,614	0
Total Equity Risk	19,197,614	0
Total Value of Derivatives	19,197,614	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value (including securities loaned of $174,578,788) - See accompanying schedule:
Unaffiliated issuers (cost $13,143,494,321)	$15,155,320,250
Fidelity Central Funds (cost $423,004,335)	423,024,478
Other affiliated issuers (cost $8,863,745,282)	9,614,976,335

Total Investment in Securities (cost $22,430,243,938)		$25,193,321,063
Cash		844
Foreign currency held at value (cost $20,278,449)		20,258,860
Receivable for investments sold		72,377,533
Receivable for fund shares sold		33,676,107
Dividends receivable		23,941,663
Interest receivable		2,636,058
Distributions receivable from Fidelity Central Funds		1,263,277
Prepaid expenses		42,555
Other receivables		2,364,182
Total assets		25,349,882,142
Liabilities
Payable for investments purchased	$80,380,980
Payable for fund shares redeemed	11,388,627
Accrued management fee	4,190,862
Payable for daily variation margin on futures contracts	10,611,209
Deferred taxes	21,341,186
Other payables and accrued expenses	2,150,260
Collateral on securities loaned	182,641,055
Total liabilities		312,704,179
Net Assets		$25,037,177,963
Net Assets consist of:
Paid in capital		$23,517,176,515
Total accumulated earnings (loss)		1,520,001,448
Net Assets		$25,037,177,963
Net Asset Value, offering price and redemption price per share ($25,037,177,963 ÷ 1,911,759,578 shares)		$13.10
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$285,591,879
Affiliated issuers		248,179,782
Interest		44,092,381
Income from Fidelity Central Funds (including $828,396 from security lending)		14,949,589
Income before foreign taxes withheld		$592,813,631
Less foreign taxes withheld		(27,129,047)
Total income		565,684,584
Expenses
Management fee	$88,537,971
Custodian fees and expenses	2,321,033
Independent trustees' fees and expenses	99,315
Registration fees	1,957,533
Audit fees	106,614
Legal	14,945
Miscellaneous	78,204
Total expenses before reductions	93,115,615
Expense reductions	(50,503,496)
Total expenses after reductions		42,612,119
Net Investment income (loss)		523,072,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $14,483,808)	(417,592,562)
Fidelity Central Funds	(780)
Other affiliated issuers	225,433,087
Foreign currency transactions	(17,350,667)
Futures contracts	67,720,020
Capital gain distributions from underlying funds:
Affiliated issuers	4,586,600
Total net realized gain (loss)		(137,204,302)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,819,164)	1,157,263,322
Affiliated issuers	447,313,810
Assets and liabilities in foreign currencies	79,927
Futures contracts	16,953,240
Total change in net unrealized appreciation (depreciation)		1,621,610,299
Net gain (loss)		1,484,405,997
Net increase (decrease) in net assets resulting from operations		$2,007,478,462
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$523,072,465	$295,419,871
Net realized gain (loss)	(137,204,302)	(212,585,574)
Change in net unrealized appreciation (depreciation)	1,621,610,299	1,602,775,331
Net increase (decrease) in net assets resulting from operations	2,007,478,462	1,685,609,628
Distributions to shareholders	(456,626,152)	(287,946,627)

Share transactions
Proceeds from sales of shares	12,332,654,893	6,926,016,382
Reinvestment of distributions	455,621,044	267,873,293
Cost of shares redeemed	(4,367,169,810)	(1,906,066,597)

Net increase (decrease) in net assets resulting from share transactions	8,421,106,127	5,287,823,078
Total increase (decrease) in net assets	9,971,958,437	6,685,486,079

Net Assets
Beginning of period	15,065,219,526	8,379,733,447
End of period	$25,037,177,963	$15,065,219,526

Other Information
Shares
Sold	981,238,525	602,514,563
Issued in reinvestment of distributions	37,131,418	23,271,522
Redeemed	(343,383,859)	(164,253,174)
Net increase (decrease)	674,986,084	461,532,911

Financial Highlights
Strategic Advisers® Fidelity® Emerging Markets Fund

Years ended May 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$12.18	$10.81	$11.81	$15.70	$10.32
Income from Investment Operations
Net investment income (loss) A,B	.33	.31	.29	.26	.15
Net realized and unrealized gain (loss)	.88	1.39	(1.03)	(3.50)	5.34
Total from investment operations	1.21	1.70	(.74)	(3.24)	5.49
Distributions from net investment income	(.29)	(.33)	(.26)	(.24)	(.11)
Distributions from net realized gain	-	-	-	(.40)	-
Total distributions	(.29)	(.33)	(.26)	(.65) C	(.11)
Net asset value, end of period	$13.10	$12.18	$10.81	$11.81	$15.70
Total Return D	10.11%	15.88%	(6.28)%	(21.40)%	53.25%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.46%	.45%	.47%	.50%	.51%
Expenses net of fee waivers, if any	.21%	.20%	.22%	.25%	.25%
Expenses net of all reductions, if any	.21%	.20%	.22%	.25%	.24%
Net investment income (loss)	2.61%	2.69%	2.72%	1.89%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$25,037,178	$15,065,220	$8,379,733	$8,996,224	$7,503,942
Portfolio turnover rate G	53%	33%	43%	29%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Emerging Markets Fund	$16,118

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,306,378,505
Gross unrealized depreciation	(798,401,081)
Net unrealized appreciation (depreciation)	$2,507,977,424
Tax Cost	$22,685,343,639

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$118,486,902
Capital loss carryforward	$(1,085,106,632)
Net unrealized appreciation (depreciation) on securities and other investments	$2,507,962,365

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(877,994,383)
Long-term	(207,112,249)
Total capital loss carryforward	$(1,085,106,632)

The tax character of distributions paid was as follows:

	May 31, 2025	May 31, 2024
Ordinary Income	$456,626,152	$ 287,946,627

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	18,395,951,241	10,016,390,237
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and FIL Investment Advisors each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Fidelity Diversifying Solutions LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC (Geode) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) or Fidelity Diversifying Solutions LLC (FDS) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM, FDS, or an affiliate, as applicable, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM, FDS, or an affiliate, as applicable, pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Fidelity Emerging Markets Fund	13,448

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity Emerging Markets Fund	109,866,013	90,286,497	(1,554,967)

Affiliated Exchanges In-Kind. During the period, the Fund redeemed shares of Fidelity Emerging Markets Fund, in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized gain of $131,098,030 on the Fund's redemptions of Fidelity Emerging Markets Fund, which is included in "Net realized gain (loss) - Other affiliated Issuers" in the accompanying Statement of Operations. The Fund recognized a net gain on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Emerging Markets Fund	2,050,506,768	131,098,030	50,742,558
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers Fidelity Emerging Markets Fund	27,602
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral or, for non-cash collateral, loan fees received from the borrower as compensation for the securities loaned, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

Total Security Lending Fees Paid to NFS ($)
Strategic Advisers Fidelity Emerging Markets Fund	90,463
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period, this waiver reduced the Fund's management fee by $50,200,992. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $266,376.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $36,128.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity China Region Fund	14%
Fidelity SAI Emerging Markets Index Fund	53%
Fidelity SAI Emerging Markets Low Volatility Index Fund	62%
Fidelity SAI Emerging Markets Value Index Fund	74%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $22,676,055 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 34.75% and 49.40% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 9, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Charles S. Morrison
Affirmative	381,775,585,183.64	95.17
Withheld	19,363,639,577.49	4.83
TOTAL	401,139,224,761.13	100.00
Nancy D. Prior
Affirmative	381,252,305,731.53	95.04
Withheld	19,886,919,029.60	4.96
TOTAL	401,139,224,761.13	100.00
Mary C. Farrell
Affirmative	381,226,030,239.11	95.04
Withheld	19,913,194,522.02	4.96
TOTAL	401,139,224,761.13	100.00
Karen Kaplan
Affirmative	381,519,946,847.38	95.11
Withheld	19,619,277,913.75	4.89
TOTAL	401,139,224,761.13	100.00
Christine Marcks
Affirmative	380,186,327,029.51	94.78
Withheld	20,952,897,731.62	5.22
TOTAL	401,139,224,761.13	100.00
Harold Singleton III
Affirmative	382,499,458,473.65	95.35
Withheld	18,639,766,287.48	4.65
TOTAL	401,139,224,761.13	100.00
Heidi L. Steiger
Affirmative	380,661,676,515.00	94.90
Withheld	20,477,548,246.13	5.10
TOTAL	401,139,224,761.13	100.00

Proposal 3
To approve sub-advisory agreements among Strategic Advisers, Fidelity Diversifying Solutions LLC (FDS), and the trust, and sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	19,560,769,300.60	92.93
Against	658,514,273.07	3.13
Abstain	829,374,437.13	3.94
TOTAL	21,048,658,010.80	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Subadvisory Agreements
Strategic Advisers Fidelity Emerging Markets Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve amendments to the existing sub-subadvisory agreements between (i) FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) and (ii) Fidelity Diversifying Solutions LLC (FDS) and each Sub-Subadviser for the fund (the Amended Agreements). The Amended Agreements will be effective January 1, 2025.
The Board considered the Amended Agreements, which simplified the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or FDS, or an affiliate, as applicable, will compensate each Sub-Subadviser at a fee rate equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board considered that under the Amended Agreements, FIAM, FDS, or an affiliate, as applicable, will compensate each Sub-Subadviser, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the changes will not impact the sub-advisory fees paid under the existing sub-advisory agreements with FIAM and FDS. The Board noted that no other material contract terms are impacted by the Amended Agreements.
The Board considered that the approval of the Amended Agreements will not result in any changes in the investment process or strategies employed by FIAM or FDS in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Agreements would not change the obligations and services of FIAM, FDS, and their affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FIAM, FDS, and their affiliates .
The Board considered that the existing sub-advisory and sub-subadvisory agreements for the fund were recently renewed by the Board in September 2024 and that the Board will consider their renewal again in September 2025. In connection with its consideration of future renewals, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and each Amended Agreements is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9890707.106
STE-ANN-0725
Strategic Advisers® U.S. Total Stock Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® U.S. Total Stock Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Asset-Backed Securities - 0.4%
		Principal Amount (a)	Value ($)
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
522 Funding CLO Ltd Series 2024-6A Class A1R2, CME Term SOFR 3 month Index + 1.2%, 5.4793% 10/23/2034 (b)(c)(d)		3,250,000	3,243,695
Agl Clo 5 Ltd / Agl Clo 5 LLC Series 2024-5A Class BRR, CME Term SOFR 3 month Index + 1.3884%, 5.6579% 7/20/2034 (b)(c)(d)		3,000,000	3,002,505
Ammc Cdo Series 2024-24A Class AR, CME Term SOFR 3 month Index + 1.2%, 5.4695% 1/20/2035 (b)(c)(d)		3,500,000	3,491,775
Anchorage Cr Fdg 2 Ltd / LLC Series 2020-2A Class ARV, 3.928% 4/25/2038 (b)		600,000	586,877
Anchorage Credit Funding 12 Ltd Series 2020-12A Class A1, 3.177% 10/25/2038 (b)		600,000	573,367
Anchorage Credit Funding 13 Ltd Series 2021-13A Class A1, 2.875% 7/27/2039 (b)		300,000	281,207
Anchorage Credit Funding 3 Ltd Series 2021-3A Class A1R, 2.871% 1/28/2039 (b)		500,000	471,864
Anchorage Credit Funding 4 Ltd Series 2021-4A Class AR, 2.723% 4/27/2039 (b)		300,000	280,784
Anchorage Credit Funding 6 Ltd Series 2020-6A Class A, 4.3% 7/25/2036 (b)		262,149	259,422
Anchorage Credit Funding 7 Ltd Series 2019-7A Class A, 4.62% 4/25/2037 (b)		241,444	239,652
Apidos Clo Xxx Series 2024-XXXA Class A2R, CME Term SOFR 3 month Index + 1.5%, 5.7695% 10/18/2031 (b)(c)(d)		1,550,000	1,550,586
Ares Xxvii Clo Ltd Series 2024-2A Class AR3, CME Term SOFR 3 month Index + 1.15%, 5.4326% 10/28/2034 (b)(c)(d)		3,000,000	2,996,994
Ares XXXIV CLO Ltd Series 2024-2A Class AR3, CME Term SOFR 3 month Index + 1.32%, 5.5998% 4/17/2033 (b)(c)(d)		500,000	501,365
Atlantic Ave Ltd / Atlantic Ave LLC Series 2024-3A Class A, CME Term SOFR 3 month Index + 1.26%, 5.5761% 1/20/2035 (b)(c)(d)		2,500,000	2,494,108
Atlas Senior Loan Fund Xv Ltd Series 2024-15A Class A1R, CME Term SOFR 3 month Index + 1.22%, 5.4993% 10/23/2032 (b)(c)(d)		401,600	401,581
Bain Cap Cr CLO Ltd / Bain Cap Cr CLO LLC Series 2024-4A Class A2R, CME Term SOFR 3 month Index + 1.45%, 5.7195% 10/20/2034 (b)(c)(d)		800,000	798,373
Bain Cap Cr CLO Ltd / Bain Cap Cr CLO LLC Series 2024-4A Class BR, CME Term SOFR 3 month Index + 1.65%, 5.9195% 10/20/2034 (b)(c)(d)		800,000	800,007
Bain Capital Credit Clo Ltd Series 2024-2A Class A2R, CME Term SOFR 3 month Index + 1.48%, 5.7405% 7/16/2034 (b)(c)(d)		2,000,000	1,996,870
Bain Capital Credit Clo Ltd Series 2024-2A Class BR, CME Term SOFR 3 month Index + 1.65%, 5.9105% 7/16/2034 (b)(c)(d)		2,000,000	2,001,444
Bain Capital Credit CLO Ltd Series 2024-5A Class A1R, CME Term SOFR 3 month Index + 1.15%, 5.4224% 10/23/2034 (b)(c)(d)		4,000,000	3,990,012
Bain Capital Credit CLO Series 2024-3A Class A1RR, CME Term SOFR 3 month Index + 1.21%, 5.4893% 10/23/2034 (b)(c)(d)		4,300,000	4,296,302
Bain Capital Credit CLO Series 2024-3A Class BRR, CME Term SOFR 3 month Index + 1.6%, 5.8793% 10/23/2034 (b)(c)(d)		2,000,000	2,001,572
Carlyle Global Market Strategies CLO Ltd Series 2024-3A Class ARRR, CME Term SOFR 3 month Index + 1.09%, 5.3595% 7/20/2034 (b)(c)(d)		4,600,000	4,586,264
Crown Point Clo 7 Ltd Series 2024-7A Class AR, CME Term SOFR 3 month Index + 1.23%, 5.4995% 10/20/2031 (b)(c)(d)		190,918	190,943
Dryden 55 Clo Ltd Series 2018-55A Class A1, CME Term SOFR 3 month Index + 1.2816%, 5.5377% 4/15/2031 (b)(c)(d)		198,237	198,317
Elevation CLO Ltd Series 2024-3A Class A2R2, CME Term SOFR 3 month Index + 1.6%, 5.8818% 1/25/2035 (b)(c)(d)		2,000,000	2,000,968
Elevation CLO Ltd Series 2024-3A Class BR2, CME Term SOFR 3 month Index + 1.85%, 6.1318% 1/25/2035 (b)(c)(d)		2,000,000	2,001,316
Fortress Credit Bsl VII Ltd Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.09%, 5.3693% 7/23/2032 (b)(c)(d)		1,608,286	1,607,191
Greywolf Clo III Ltd Series 2024-3RA Class A2R2, CME Term SOFR 3 month Index + 1.85%, 6.1224% 4/22/2033 (b)(c)(d)		1,200,000	1,201,025
ICG US CLO Ltd Series 2024-3A Class AR, CME Term SOFR 3 month Index + 1.15%, 5.4195% 10/20/2034 (b)(c)(d)		4,800,000	4,781,861
Jamestown Clo Xvi Ltd Series 2024-16A Class AR, CME Term SOFR 3 month Index + 1.12%, 5.4018% 7/25/2034 (b)(c)(d)		4,800,000	4,804,594
Kkr Clo 28 Ltd Series 2024-28A Class AR, CME Term SOFR 3 month Index + 1.44%, 5.7005% 2/9/2035 (b)(c)(d)		2,100,000	2,101,172
Lcm Loan Income Fund I Ltd Series 2018-1A Class B, CME Term SOFR 3 month Index + 1.7116%, 5.9811% 4/20/2031 (b)(c)(d)		2,325,000	2,327,888
Mountain View Clo Xiv Ltd Series 2021-1A Class A1R, CME Term SOFR 3 month Index + 1.159%, 5.4151% 10/15/2034 (b)(c)(d)		1,000,000	996,706
Octagon Investment Partners Xvii Ltd Series 2018-1A Class A1R2, CME Term SOFR 3 month Index + 1.2616%, 5.5434% 1/25/2031 (b)(c)(d)		25,163	25,181
Ofsi Bsl Xi Ltd Series 2024-10A Class AR, CME Term SOFR 3 month Index + 1.27%, 5.5395% 4/20/2034 (b)(c)(d)		1,100,000	1,097,920
Palmer Square CLO Series 2025-1A Class A2R5, CME Term SOFR 3 month Index + 1.6%, 5.9215% 5/21/2034 (b)(c)(d)		4,200,000	4,200,722
Pikes Peak Clo 4 Series 2024-4A Class ARR, CME Term SOFR 3 month Index + 1.21%, 5.4661% 7/15/2034 (b)(c)(d)		4,500,000	4,500,000
Romark Credit Funding II Ltd Series 2021-2A Class A, 2.625% 10/25/2039 (b)		400,000	372,406
Sandstone Peak Ltd Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.28%, 5.5361% 10/15/2034 (b)(c)(d)		1,500,000	1,499,927
Sandstone Peak Ltd Series 2024-1A Class B1R, CME Term SOFR 3 month Index + 1.83%, 6.0861% 10/15/2034 (b)(c)(d)		4,000,000	4,002,864
Sound Point CLO XXVIII Ltd Series 2024-3A Class A1R, CME Term SOFR 3 month Index + 1.28%, 5.5618% 1/25/2032 (b)(c)(d)		436,905	436,954
Trysail CLO Ltd Series 2022-1A Class A, CME Term SOFR 3 month Index + 1.239%, 5.5114% 10/20/2033 (b)(c)(d)		4,000,000	3,995,544
Ventr Series 2021-17-29A Class AR, CME Term SOFR 3 month Index + 1.2516%, 5.5779% 9/7/2030 (b)(c)(d)		71,971	71,987
Voya CLO Ltd Series 2020-2A Class A1RR, CME Term SOFR 3 month Index + 1.2816%, 5.5614% 4/17/2030 (b)(c)(d)		1,282	1,281
TOTAL GRAND CAYMAN (UK OVERSEAS TER)			83,263,393
IRELAND - 0.0%
Arbour Clo VII DAC Series 2024-7A Class BR, 3 month EURIBOR + 2.05%, 4.551% 12/15/2038 (b)(c)(d)	EUR	3,200,000	3,638,545
Ares European CLO XIV DAC Series 2024-14A Class AR, 3 month EURIBOR + 1.03%, 3.266% 10/21/2034 (b)(c)(d)	EUR	3,275,331	3,721,053
Avoca Static CLO I DAC Series 2024-1A Class BR, 3 month EURIBOR + 1.7%, 3.979% 1/15/2035 (b)(c)(d)	EUR	2,700,000	3,032,544
BBAM European CLO I DAC Series 2021-1A Class AR, 3 month EURIBOR + 0.87%, 3.106% 7/22/2034 (b)(c)(d)	EUR	1,000,000	1,128,176
BBAM European CLO Series 2022-3A Class A, 3 month EURIBOR + 0.92%, 3.199% 1/15/2036 (b)(c)(d)	EUR	1,500,000	1,689,882
CVC Cordatus Loan Fund XIV DAC Series 2021-14A Class A1R, 3 month EURIBOR + 0.85%, 2.91% 5/22/2032 (b)(c)(d)	EUR	3,516,774	3,986,976
Dryden 73 Euro CLO Series 2020-74A Class A, 3 month EURIBOR + 1%, 3.236% 4/18/2033 (b)(c)(d)	EUR	1,466,840	1,663,413
Grosvenor Place Clo Dac Series 2024-2A Class A, 3 month EURIBOR + 1.24%, 3.8452% 1/15/2039 (b)(c)(d)	EUR	2,200,000	2,498,595
Hayfin Emerald CLO V DAC Series 2024-5A Class AR, 3 month EURIBOR + 1.21%, 3.337% 11/17/2037 (b)(c)(d)	EUR	1,400,000	1,586,557
Indigo Credit Management II DAC Series 2024-2A Class B, 3 month EURIBOR + 2.1%, 4.379% 7/15/2038 (b)(c)(d)	EUR	2,500,000	2,843,871
Palmer Square European Loan Funding DAC Series 2024-3A Class B, 3 month EURIBOR + 1.85%, 3.993% 5/15/2034 (b)(c)(d)	EUR	2,000,000	2,256,691
Palmer Square European Loan Funding DAC Series 2024-3A Class BR, 3 month EURIBOR + 1.65%, 3.793% 5/15/2033 (b)(c)(d)	EUR	3,000,000	3,401,183
Tikehau Clo IX DAC Series 2024-9A Class AR, 3 month EURIBOR + 1.22%, 3.456% 1/20/2037 (b)(c)(d)	EUR	900,000	1,022,875
TOTAL IRELAND			32,470,361
UNITED STATES - 0.3%
ABFC Series 2006-HE1 Class A2B, CME Term SOFR 1 month Index + 0.3345%, 4.6592% 1/25/2037 (d)		7,283,166	3,965,703
ABFC Series 2007-WMC1 Class A1A, CME Term SOFR 1 month Index + 1.3645%, 5.6892% 6/25/2037 (c)(d)		837,390	592,105
Accredited Mortgage Loan Trust Series 2004-4 Class A2D, CME Term SOFR 1 month Index + 0.7%, 4.5245% 1/25/2035 (c)(d)		747,711	734,453
Affirm Asset Securitization Trust Series 2024-X2 Class A, 5.22% 12/17/2029 (b)		1,689,867	1,690,402
Ally Auto Receivables Trust Series 2024-2 Class A3, 4.14% 7/16/2029		1,500,000	1,495,482
Ameriquest Mortgage Securities, Inc. Series 2004-R5 Class M2, CME Term SOFR 1 month Index + 1.9895%, 6.3142% 7/25/2034 (d)		1,488,647	1,465,569
Ameriquest Mortgage Securities, Inc. Series 2004-R6 Class M4, CME Term SOFR 1 month Index + 5.3645%, 4.2607% 7/25/2034 (d)		1,370,857	1,133,944
Argent Securities Inc Series 2004-W10 Class M1, CME Term SOFR 1 month Index + 1.1945%, 3.3002% 1/25/2034 (d)		288,733	273,554
Asset Backed Securities Corp Home Equity Loan Trust Series 2007-HE2 Class A4, CME Term SOFR 1 month Index + 0.3445%, 4.6692% 5/25/2037 (d)		1,276,075	896,801
Bear Stearns Asset Backed Securities I Trust Series 2005-EC1 Class M4, CME Term SOFR 1 month Index + 1.1645%, 4.488% 11/25/2035 (c)(d)		2,619,968	2,461,495
Bear Stearns Asset Backed Securities I Trust Series 2006-EC2 Class M4, CME Term SOFR 1 month Index + 0.9845%, 4.9237% 2/25/2036 (d)		6,244,096	5,636,652
Bear Stearns Asset Backed Securities I Trust Series 2007-HE3 Class 1A4, CME Term SOFR 1 month Index + 0.35%, 5.1392% 4/25/2037 (c)(d)		3,654,479	3,411,195
Bridgecrest Lending Auto Securitization Trust Series 2023-1 Class B, 6.8% 8/15/2029		4,515,000	4,563,302
Bridgecrest Lending Auto Securitization Trust Series 2024-4 Class A3, 4.72% 9/15/2028		3,100,000	3,100,417
Cascade MH Asset Trust Series 2024-MH1 Class A1, 5.695% 11/25/2056 (b)		946,661	959,998
Centex Home Equity Loan Trust Series 2004-D Class MV5, CME Term SOFR 1 month Index + 1.9145%, 6.2392% 9/25/2034 (d)		573,882	513,138
Cps Auto Receivables Trust Series 2022-A Class D, 2.84% 4/16/2029 (b)		5,421,293	5,363,055
Equifirst Loan Securitization Trust Series 2007-1 Class A1, CME Term SOFR 1 month Index + 0.2845%, 4.6092% 4/25/2037 (b)(d)		1,011,242	929,420
Exeter Automobile Receivables Trust Series 2024-5A Class A2, 4.79% 4/15/2027		345,699	345,643
Exeter Automobile Receivables Trust Series 2024-5A Class A3, 4.45% 3/15/2028		750,000	748,343
Exeter Automobile Receivables Trust Series 2024-5A Class B, 4.48% 4/16/2029		750,000	745,663
Exeter Automobile Receivables Trust Series 2024-5A Class C, 4.64% 1/15/2030		750,000	745,683
FHF Issuer Trust Series 2024-1A Class A2, 5.69% 2/15/2030 (b)		2,348,598	2,369,385
FHF Issuer Trust Series 2024-3A Class A2, 5.04% 11/15/2030 (b)		925,741	926,382
FHF Trust Series 2023-1A Class A2, 6.57% 6/15/2028 (b)		135,925	137,111
Fieldstone Mortgage Investment Trust Series 2004-3 Series 2004-5 Class M4, CME Term SOFR 1 month Index + 2.8145%, 7.1392% 2/25/2035 (d)		4,000,000	2,293,501
Fieldstone Mortgage Investment Trust Series 2006-2 Class 2A3, CME Term SOFR 1 month Index + 0.6545%, 4.9792% 7/25/2036 (d)		3,445,937	1,813,454
First Franklin Mortgage Loan Trust Series 2004-FFH3 Class M3, CME Term SOFR 1 month Index + 1.1645%, 5.4892% 10/25/2034 (d)		1,162,404	1,030,112
Flagship Credit Auto Trust Series 2023-2 Class B, 5.21% 5/15/2028 (b)		2,354,000	2,356,936
GLS Auto Receivables Issuer Trust Series 2024-3A Class B, 5.08% 1/16/2029 (b)		1,500,000	1,503,917
GLS Auto Receivables Issuer Trust Series 2024-3A Class C, 5.21% 2/18/2031 (b)		1,500,000	1,503,150
Gls Auto Select Receivables Trust Series 2024-4A Class A2, 4.43% 12/17/2029 (b)		3,628,161	3,616,241
Gls Auto Select Receivables Trust Series 2024-4A Class B, 4.5% 11/15/2030 (b)		2,000,000	1,992,608
GM Financial Consumer Automobile Receivables Trust Series 2023-1 Class A3, 4.66% 2/16/2028		1,744,039	1,744,222
Gm Finl Consumer Automobile Receivables Trust Series 2024-4 Class A3, 4.4% 8/16/2029		3,000,000	3,000,359
Greensky Home Improvement Trust Series 2024-2 Class A4, 5.15% 10/27/2059 (b)		1,460,246	1,467,223
GSAMP Trust Series 2007-FM1 Class A1, CME Term SOFR 1 month Index + 0.2545%, 4.5792% 12/25/2036 (d)		752,690	398,051
Honda Auto Receivables Owner Trust Series 2024-4 Class A2, 4.56% 3/15/2027		1,866,568	1,865,731
HSI Asset Securitization Corp Trust Series 2007-NC1 Class A3, CME Term SOFR 1 month Index + 0.18%, 4.7992% 4/25/2037 (c)(d)		240,607	155,742
Hyundai Auto Receivables Trust Series 2024-C Class A3, 4.41% 5/15/2029		4,000,000	4,001,613
Lendmark Fdg Trust Series 2024-2A Class A, 4.47% 2/21/2034 (b)		700,000	693,149
Marlette Funding Trust Series 2022-3A Class C, 6.89% 11/15/2032 (b)		1,106,721	1,110,394
Marlette Funding Trust Series 2023-3A Class B, 6.71% 9/15/2033 (b)		2,300,244	2,306,115
Merrill Lynch Mortgage Investors Trust Series 2004-WMC3 Class M3, CME Term SOFR 1 month Index + 2.2145%, 6.5392% 1/25/2035 (d)		3,334,542	2,975,488
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5 Class M1, CME Term SOFR 1 month Index + 1.0445%, 5.3692% 7/25/2035 (d)		5,994,575	5,979,409
MF1 LLC Series 2025-FL17 Class AS, CME Term SOFR 1 month Index + 1.572%, 5.8987% 2/18/2040 (b)(c)(d)		5,000,000	4,949,991
Morgan Stanley Abs Cap I Inc Trust Series 2007-HE3 Class A2A, CME Term SOFR 1 month Index + 0.1745%, 4.4992% 12/25/2036 (d)		241,367	119,897
Morgan Stanley ABS Capital I Inc Series 2004-HE8 Class A4, CME Term SOFR 1 month Index + 0.8745%, 5.1992% 9/25/2034 (c)(d)		715,454	718,707
Morgan Stanley ABS Capital I Inc Series 2004-NC8 Class M1, CME Term SOFR 1 month Index + 1.0295%, 5.3542% 9/25/2034 (d)		314,072	311,908
Morgan Stanley ABS Capital I Inc Series 2005-WMC6 Class M5, CME Term SOFR 1 month Index + 1.0895%, 5.4142% 7/25/2035 (d)		2,500,000	2,191,503
Morgan Stanley ABS Capital I Inc Trust Series 2007-HE4 Class A2A, CME Term SOFR 1 month Index + 0.11%, 4.5492% 2/25/2037 (c)(d)		244,472	71,892
Nationstar Home Equity Loan Trust Series 2007-B Class 2AV4, CME Term SOFR 1 month Index + 0.4345%, 5.0792% 4/25/2037 (c)(d)		87,500	86,136
Navient Private Education Loan Trust Series 2017-A Class B, 3.91% 12/16/2058 (b)		1,286,402	1,271,732
Navient Student Loan Trust Series 2021-DA Class C, 3.48% 4/15/2060 (b)		2,000,000	1,850,419
Oportun Issuance Trust Series 2024-2 Class C, 6.61% 2/9/2032 (b)		1,777,000	1,790,329
Option One Mortgage Loan Trust Series 2007-4 Class 2A4, CME Term SOFR 1 month Index + 0.4245%, 4.7492% 4/25/2037 (d)		6,915,097	3,888,835
Pagaya Ai Dbt Selection Trust Series 2023-7 Class B, 7.549% 7/15/2031 (b)		1,604,483	1,606,805
Pagaya Ai Dbt Selection Trust Series 2023-7 Class C, 8.798% 7/15/2031 (b)		9,796,350	9,918,658
Pagaya Ai Debt Grantor Trust Series 2024-11 Class A, 5.092% 7/15/2032 (b)		1,544,616	1,541,525
Pagaya Ai Debt Grantor Trust Series 2024-11 Class B, 5.637% 7/15/2032 (b)		999,885	1,001,620
Pagaya Ai Debt Grantor Trust Series 2024-8 Class A, 5.331% 1/15/2032 (b)		1,178,957	1,181,110
Pagaya Ai Debt Selection Trust Series 2024-1 Class B, 7.109% 7/15/2031 (b)		2,834,735	2,859,120
Pagaya Ai Debt Trust Series 2023-3 Class B, 9.57% 12/16/2030 (b)		1,999,601	2,012,554
Pagaya Ai Debt Trust Series 2023-5 Class C, 9.099% 4/15/2031 (b)		4,586,998	4,607,162
Pagaya Ai Debt Trust Series 2023-6 Class C, 8.491% 6/16/2031 (b)		6,743,271	6,773,428
Pagaya Ai Debt Trust Series 2023-8 Class C, 9.538% 6/16/2031 (b)		2,937,256	3,005,062
Pagaya Ai Debt Trust Series 2024-2 Class A, 6.319% 8/15/2031 (b)		1,896,698	1,910,597
Pagaya Ai Debt Trust Series 2024-3 Class A, 6.258% 10/15/2031 (b)		2,662,196	2,680,239
Pagaya Ai Debt Trust Series 2024-3 Class C, 7.297% 10/15/2031 (b)		3,166,520	3,203,986
Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ1 Class M5, CME Term SOFR 1 month Index + 1.9145%, 6.2392% 9/25/2034 (d)		435,047	415,639
PRET LLC Series 2021-NPL5 Class A1, 5.487% 10/25/2051 (b)(c)		2,289,854	2,288,202
PRET LLC Series 2021-RN2 Class A1, 4.7436% 7/25/2051 (b)(e)		740,561	734,959
Pret LLC Series 2024-NPL6 Class A1, 5.9256% 10/25/2054 (b)(c)		2,182,947	2,197,729
PRET LLC Series 2024-NPL7 Class A1, 5.9251% 10/25/2054 (b)(c)		1,038,668	1,046,327
PRET LLC Series 2024-NPL9 Class A1, 5.8514% 12/25/2054 (b)		2,717,491	2,714,150
RASC Series 2005-EMX2 Trust Series 2004-KS5 Class MII2, CME Term SOFR 1 month Index + 1.2145%, 5.2982% 6/25/2034 (d)		2,521,707	2,300,689
Renaissance Home Equity Loan Trust Series 2005-3 Class AV3, CME Term SOFR 1 month Index + 0.8745%, 5.1992% 11/25/2035 (d)		177,208	160,292
Renaissance Home Equity Loan Trust Series 2007-1 Class AF3, 5.612% 4/25/2037 (e)		4,153,493	1,039,377
Research-Driven Pagaya Motor Asset Trust Series 2023-3A Class A, 7.13% 1/26/2032 (b)		633,893	636,792
Rocket Mortgage Trust Series 2025-CES3 Class A1A, 5.553% 3/25/2055 (b)		2,982,014	2,977,539
Santander Drive Auto Receivables Trust Series 2024-5 Class A3, 4.62% 11/15/2028		1,500,000	1,498,952
Saxon Asset Secs Trust Series 2007-2 Class A2C, CME Term SOFR 1 month Index + 0.3545%, 4.6792% 5/25/2047 (d)		483,192	348,724
Saxon Asset Securities Trust Series 2004-2 Class MF2, 2.8057% 8/25/2035 (e)		1,978,080	1,746,231
Securitized Asset Backed Receivables LLC Trust Series 2006-WM4 Class A2C, CME Term SOFR 1 month Index + 0.16%, 4.7592% 11/25/2036 (c)(d)		6,505,348	1,796,845
SMB Private Education Loan Trust Series 2015-B Class B, 3.5% 12/17/2040 (b)		1,069,634	1,061,923
SMB Private Education Loan Trust Series 2015-C Class B, 3.5% 9/15/2043 (b)		2,323,062	2,306,926
SMB Private Education Loan Trust Series 2016-C Class B, 3.25% 11/15/2040 (b)		584,013	574,669
SMB Private Education Loan Trust Series 2021-D Class A1A, 1.34% 3/17/2053 (b)		712,877	646,991
SMB Private Education Loan Trust Series 2024-C Class A1A, 5.5% 6/17/2052 (b)		2,718,318	2,764,105
SMB Private Education Loan Trust Series 2024-E Class A1A, 5.09% 10/16/2056 (b)		4,506,517	4,513,970
Smb Private Education Loan Trust Series 2024-F Class A1A, 5.06% 3/16/2054 (b)		553,904	554,171
Soundview Home Loan Trust Series 2006-EQ1 Class A4, CME Term SOFR 1 month Index + 0.5%, 4.9392% 10/25/2036 (c)(d)		984,634	939,993
Specialty Underwriting & Residential Finance Trust Series 2003-BC1 Series 2004-BC1 Class M1, CME Term SOFR 1 month Index + 0.8795%, 5.2042% 2/25/2035 (d)		441,827	454,786
Towd Point Mortgage Trust Series 2017-3 Class B2, 3.8635% 7/25/2057 (b)(c)		2,000,000	1,761,034
TOWD Point Mortgage Trust Series 2017-6 Class A2, 3% 10/25/2057 (b)		2,300,000	2,160,307
Upstart Securitization Trust Series 2023-2 Class B, 7.92% 6/20/2033 (b)		4,700,000	4,753,132
WaMu Asset-Backed Certificates Series 2007-HE4 Class 1A, CME Term SOFR 1 month Index + 0.2845%, 4.6092% 7/25/2047 (d)		3,893,785	2,898,522
Washington Mut Asset Backed Ctfs Wmabs Trust Series 2006-HE3 Class 2A3, CME Term SOFR 1 month Index + 0.4345%, 4.7592% 8/25/2036 (d)		2,809,141	1,762,632
Westlake Automobile Receivables Trust Series 2023-2A Class D, 7.01% 11/15/2028 (b)		475,000	485,372
Westlake Automobile Receivables Trust Series 2024-3A Class A3, 4.71% 4/17/2028 (b)		3,000,000	2,999,143
TOTAL UNITED STATES			199,105,648
TOTAL ASSET-BACKED SECURITIES (Cost $314,390,609)			314,839,402

Collateralized Mortgage Obligations - 0.1%
		Principal Amount (a)	Value ($)
IRELAND - 0.0%
KINBN Series 2024-RPL2A Class A, 1 month EURIBOR + 1.1%, 3.201% 1/24/2063 (b)(d)	EUR	3,542,456	4,019,912
SPAIN - 0.0%
Lugo Funding Dac Series 2024-1A Class A, 3 month EURIBOR + 0%, 3.049% 5/26/2066 (b)(c)(d)	EUR	1,281,786	1,441,968
UNITED STATES - 0.1%
ACRA Trust Series 2024-NQM1 Class A1, 5.608% 10/25/2064 (b)		469,750	468,997
Atlx Trust Series 2024-RPL2 Class A1, 3.85% 4/25/2063 (b)		3,814,564	3,656,687
Bear Stearns Trust Series 2006-1 Class 21A2, 4.5719% 2/25/2036 (c)		3,790,074	2,704,218
Chase Home Lending Mortgage Trust Series 2024-RPL4 Class A1A, 3.375% 12/25/2064 (b)		2,846,009	2,505,994
Cim Tr 2023-R3 Series 2023-R3 Class A1A, 4.5% 1/25/2063 (b)		496,254	463,168
Citimortgage Alternative Loan Trust Series 2007-A7 Class 2A1, CME Term SOFR 1 month Index + 0.5145%, 4.8392% 7/25/2037 (c)(d)		2,620,734	2,058,529
CSMC Trust Series 2017-RPL3 Class B1, 4.4872% 8/1/2057 (b)(c)		629,484	611,775
EFMT Series 2025-CES1 Class A1A, 5.726% 1/25/2060 (b)		1,939,940	1,957,612
EFMT Trust Series 2025-CES2 Class A1A, 5.655% 2/25/2060 (b)		1,961,938	1,965,836
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-5473 Class FA, U.S. 30-Day Avg. SOFR Index + 1.1%, 5.422% 11/25/2054 (c)(d)		538,195	533,063
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-5480 Class FG, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.472% 12/25/2054 (c)(d)		1,706,463	1,704,156
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-5484 Class FD, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.472% 12/25/2054 (c)(d)		4,503,855	4,498,260
Freddie Mac Multifamily Structured pass-thru certificates Series 2025-5513 Class MF, U.S. 30-Day Avg. SOFR Index + 0.94%, 5.262% 11/25/2054 (c)(d)		3,832,224	3,809,954
GreenPoint Mortgage Funding Trust Series 2005-AR4 Class 3A1, 5.8972% 10/25/2045 (c)		8,085,445	6,049,678
GreenPoint Mortgage Funding Trust Series 2005-AR4 Class 4A1A, CME Term SOFR 1 month Index + 0.7345%, 5.0592% 10/25/2045 (d)		1,303,312	1,191,939
HarborView Mortgage Loan Trust 2004-5 Series 2005-9 Class 2A1A, CME Term SOFR 1 month Index + 0.7945%, 5.1189% 6/20/2035 (c)(d)		489,426	440,049
JP Morgan Mortgage Trust Series 2024-10 Class A11, 5.572% 3/25/2055 (b)(c)		2,298,580	2,280,051
JP Morgan Resecuritization Trust Series 2014-6 Class 1A2, CME Term SOFR 1 month Index + 0.3245%, 3.3727% 7/27/2036 (b)(c)(d)		5,125,818	4,493,076
JP Morgan Seasoned Mortgage Trust Series 2024-1 Class A4, 4.4603% 1/25/2063 (b)(c)		1,892,341	1,840,930
MASTR Adjustable Rate Mortgages Trust Series 2006-OA2 Class 1A1, 12 month Average U.S. Treasury Maturity + 0.8%, 5.2972% 12/25/2046 (c)(d)		512,956	373,846
Mill City Mortgage Loan Trust Series 2017-1 Class M3, 3.25% 11/25/2058 (b)		4,560,000	4,348,659
Morgan Stanley Mortgage Loan Trust Series 2005-9AR Class 1A, CME Term SOFR 1 month Index + 0.4045%, 4.7292% 12/25/2035 (c)(d)		1,210,989	879,947
Morgan Stanley Resecuritization Trust Series 2015-R6 Class 1A2, CME Term SOFR 1 month Index + 0.3745%, 4.0824% 7/26/2045 (b)(d)		2,587,816	2,542,518
Morgan Stanley Residential Mortgage Loan Trust Series 2024-NQM3 Class A1, 5.044% 7/25/2069 (b)(c)		2,462,564	2,438,107
Morgan Stanley Residential Mortgage Loan Trust Series 2024-RPL1 Class A1, 4% 6/25/2064		2,879,471	2,765,331
Nymt Loan Trust Series 2024-INV1 Class A1, 5.379% 6/25/2069 (b)		1,900,278	1,891,360
PRET LLC Series 2022-RN1 Class A1, 6.721% 7/25/2051 (b)(e)		543,963	544,293
PRET LLC Series 2022-RN2 Class A1, 5% 6/25/2052 (b)		233,697	233,346
PRET LLC Series 2024-NPL8 Class A1, 5.9632% 11/25/2054 (b)		4,142,094	4,127,015
Prpm 2025-Rpl2 LLC Series 2025-RPL2 Class A1, 3.75% 4/25/2055 (b)		1,980,059	1,906,911
PRPM LLC Series 2024-7 Class A1, 5.87% 11/25/2029 (b)(c)		2,577,679	2,573,870
PRPM LLC Series 2024-8 Class A1, 5.897% 12/25/2029 (b)		3,724,753	3,747,660
PRPM LLC Series 2024-RPL3 Class A1, 4% 11/25/2054 (b)		2,925,515	2,827,881
RCKT Mortgage Trust Series 2025-CES1 Class A1A, 5.653% 1/25/2045 (b)		4,463,840	4,464,057
Sequoia Mortgage Trust Series 2024-HYB1 Class A1A, 4.5248% 11/25/2063 (b)(c)		1,132,965	1,103,986
Structured Asset Mortgage Investments II Trust Series 2006-AR3 Class 12A1, CME Term SOFR 1 month Index + 0.5545%, 4.8792% 5/25/2036 (c)(d)		3,580,268	2,876,394
Towd Point Mortgage Trust Series 2024-5 Class A1A, 4.5112% 10/25/2064 (b)(c)		3,299,368	3,329,973
Towd Point Mortgage Trust Series 2024-CES6 Class A1, 5.725% 11/25/2064 (b)		3,267,801	3,280,482
Verus Securitization Trust Series 2024-8 Class A1, 5.364% 10/25/2069 (b)(c)		906,062	903,435
Verus Securitization Trust Series 2024-R1 Class A1, 5.218% 9/25/2069 (b)(c)		1,806,684	1,798,520
TOTAL UNITED STATES			92,191,563
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $97,549,983)			97,653,443

Common Stocks - 81.4%
	Shares	Value ($)
BAILIWICK OF JERSEY - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Aptiv PLC	108,649	7,258,840
Financials - 0.0%
Capital Markets - 0.0%
Coinshares International Ltd	482,288	4,980,365
TOTAL BAILIWICK OF JERSEY		12,239,205
BELGIUM - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liberty Global Ltd Class A (f)	40,328	388,359
Health Care - 0.0%
Pharmaceuticals - 0.0%
UCB SA	29,500	5,355,974
Materials - 0.0%
Construction Materials - 0.0%
Titan America SA	208,987	2,988,514
TOTAL BELGIUM		8,732,847
BERMUDA - 0.1%
Financials - 0.1%
Insurance - 0.1%
Hamilton Insurance Group Ltd Class B (f)	191,358	4,163,950
RenaissanceRe Holdings Ltd	158,548	39,545,042

TOTAL BERMUDA		43,708,992
BRAZIL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
MercadoLibre Inc (f)	1,900	4,870,251
Financials - 0.0%
Capital Markets - 0.0%
XP Inc Class A	126,542	2,449,853
Financial Services - 0.0%
Pagseguro Digital Ltd Class A	165,314	1,472,948
StoneCo Ltd Class A (f)	46,073	628,896
		2,101,844
TOTAL FINANCIALS		4,551,697

Materials - 0.0%
Metals & Mining - 0.0%
Wheaton Precious Metals Corp (United States)	21,772	1,888,721
TOTAL BRAZIL		11,310,669
CANADA - 0.5%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Restaurant Brands International Inc	75,500	5,390,381
Textiles, Apparel & Luxury Goods - 0.0%
Canada Goose Holdings Inc Subordinate Voting Shares (United States) (f)(g)	656,656	7,925,838
TOTAL CONSUMER DISCRETIONARY		13,316,219

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Alimentation Couche-Tard Inc	34,300	1,778,296
Food Products - 0.0%
Sunopta Inc (United States) (f)	845,229	5,274,229
TOTAL CONSUMER STAPLES		7,052,525

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Athabasca Oil Corp (f)	1,043,200	3,922,405
Cameco Corp (United States)	368,582	21,573,104
Imperial Oil Ltd	114,500	8,174,817
MEG Energy Corp	347,800	6,087,482
Meren Energy Inc	1,064,600	1,396,349
South Bow Corp	53,000	1,373,709
Whitecap Resources Inc (OTC)	1,183,116	7,370,813
		49,898,679
Financials - 0.1%
Capital Markets - 0.1%
Brookfield Asset Management Ltd Class A (United States)	73,195	4,106,240
Brookfield Corp Class A (United States)	1,021,014	58,932,928
		63,039,168
Insurance - 0.0%
Brookfield Wealth Solutions Ltd Class A (United States) (g)	6,440	372,875
Fairfax Financial Holdings Ltd Subordinate Voting Shares	4,382	7,456,058
		7,828,933
TOTAL FINANCIALS		70,868,101

Health Care - 0.0%
Biotechnology - 0.0%
Repare Therapeutics Inc (f)	7,699	10,548
Xenon Pharmaceuticals Inc (f)(g)	60,000	1,731,000
		1,741,548
Industrials - 0.0%
Ground Transportation - 0.0%
Canadian National Railway Co (United States)	139,448	14,633,673
Industrial Conglomerates - 0.0%
Brookfield Business Corp Class A (United States) (g)	7,424	211,807
TOTAL INDUSTRIALS		14,845,480

Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.1%
Celestica Inc (United States) (f)	279,877	32,292,208
IT Services - 0.0%
Shopify Inc Class A (United States) (f)	288,416	30,923,964
Software - 0.1%
Constellation Software Inc/Canada (OTC)	2,157	7,816,386
Descartes Systems Group Inc/The (United States) (f)(g)	223,912	25,960,358
Hut 8 Corp (United States) (f)(g)	243,526	3,718,642
		37,495,386
TOTAL INFORMATION TECHNOLOGY		100,711,558

Materials - 0.1%
Chemicals - 0.0%
Nutrien Ltd (United States)	13,576	801,391
Metals & Mining - 0.1%
Franco-Nevada Corp (United States)	128,513	21,692,995
Ssr Mining Inc (United States) (f)	6,929	81,970
Teck Resources Ltd Class B (United States)	22,222	823,325
		22,598,290
Paper & Forest Products - 0.0%
West Fraser Timber Co Ltd (United States) (g)	201,147	14,800,396
TOTAL MATERIALS		38,200,077

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Real Brokerage Inc/The (f)	1,219,368	5,023,796
Real Matters Inc (f)	8,867	36,893
Real Matters Inc (OTC) (f)	201,619	838,887
		5,899,576
Utilities - 0.0%
Gas Utilities - 0.0%
Brookfield Infrastructure Corp (United States) (g)	6,080	240,586
TOTAL CANADA		302,774,349
CHINA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Alibaba Group Holding Ltd ADR	69,853	7,952,066
Hotels, Restaurants & Leisure - 0.0%
Yum China Holdings Inc	95,074	4,149,980
Household Durables - 0.0%
Midea Group Co Ltd H Shares	276,627	2,906,998
TOTAL CONSUMER DISCRETIONARY		15,009,044

Information Technology - 0.0%
IT Services - 0.0%
GDS Holdings Ltd A Shares (f)	1,083,930	3,209,922
TOTAL CHINA		18,218,966
CONGO DEMOCRATIC REPUBLIC OF - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Ivanhoe Mine Ltd Class A (f)	13,062	101,176
COSTA RICA - 0.0%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Establishment Labs Holdings Inc (f)(g)	78,263	2,693,812
DENMARK - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Ascendis Pharma A/S ADR (f)	35,374	5,760,302
Pharmaceuticals - 0.0%
Novo Nordisk A/S Class B ADR (g)	329,494	23,558,821
TOTAL DENMARK		29,319,123
FINLAND - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Amer Sports Inc (f)	30,400	1,105,952
FRANCE - 0.0%
Communication Services - 0.0%
Media - 0.0%
Criteo SA ADR (f)	278,879	7,100,259
Financials - 0.0%
Banks - 0.0%
BNP Paribas SA	35,442	3,103,816
TOTAL FRANCE		10,204,075
GERMANY - 0.1%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Schaeffler AG	340,440	1,638,983
Specialty Retail - 0.0%
LuxExperience BV ADR (f)(g)	1,609,627	15,050,012
Textiles, Apparel & Luxury Goods - 0.0%
Birkenstock Holding Plc (f)	8,600	462,508
TOTAL CONSUMER DISCRETIONARY		17,151,503

Health Care - 0.0%
Biotechnology - 0.0%
BioNTech SE ADR (f)	20,800	1,992,848
Life Sciences Tools & Services - 0.0%
Gerresheimer AG	33,574	2,415,003
TOTAL HEALTH CARE		4,407,851

Information Technology - 0.1%
Software - 0.1%
SAP SE ADR	67,669	20,494,234
Materials - 0.0%
Paper & Forest Products - 0.0%
Mercer International Inc	38,534	137,952
TOTAL GERMANY		42,191,540
GRAND CAYMAN (UK OVERSEAS TER) - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Patria Investments Ltd Class A (g)	12,678	161,518
GREECE - 0.0%
Financials - 0.0%
Banks - 0.0%
Eurobank Ergasias Services and Holdings SA	1,506,068	4,638,771
Piraeus Financial Holdings SA	482,615	3,215,120

TOTAL GREECE		7,853,891
HONG KONG - 0.0%
Consumer Discretionary - 0.0%
Distributors - 0.0%
GigaCloud Technology Inc Class A (f)(g)	251,440	4,415,286
INDIA - 0.0%
Financials - 0.0%
Banks - 0.0%
HDFC Bank Ltd/Gandhinagar ADR	35,900	2,706,501
Industrials - 0.0%
Professional Services - 0.0%
WNS Holdings Ltd ADR (f)(g)	105,714	6,130,355
TOTAL INDIA		8,836,856
IRELAND - 0.1%
Financials - 0.0%
Banks - 0.0%
AIB Group PLC	429,228	3,386,492
Industrials - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV	13,149	1,521,734
Information Technology - 0.1%
IT Services - 0.1%
Accenture PLC Class A	308,581	97,764,632
TOTAL IRELAND		102,672,858
ISRAEL - 0.0%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Taboola.com Ltd (f)	96,667	357,668
Financials - 0.0%
Capital Markets - 0.0%
Etoro Group Ltd	26,583	1,573,714
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tower Semiconductor Ltd (United States) (f)	90,586	3,572,712
Software - 0.0%
Cellebrite DI Ltd (f)	569,964	9,507,000
Nice Ltd ADR (f)	49,440	8,203,579
Sapiens International Corp NV	1,281	36,764
SimilarWeb Ltd (f)	278,812	2,068,785
		19,816,128
TOTAL INFORMATION TECHNOLOGY		23,388,840

TOTAL ISRAEL		25,320,222
ITALY - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Ermenegildo Zegna Holditalia Spa (g)	706,848	6,078,893
JAPAN - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Chugai Pharmaceutical Co Ltd ADR	1,370,825	35,751,116
Industrials - 0.0%
Building Products - 0.0%
Daikin Industries Ltd ADR (g)	239,228	2,724,807
TOTAL JAPAN		38,475,923
KOREA (SOUTH) - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Coupang Inc Class A (f)	334,400	9,379,920
MEXICO - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Southern Copper Corp	14,239	1,294,467
MONACO - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Scorpio Tankers Inc (g)	164,857	6,551,417
NETHERLANDS - 0.3%
Health Care - 0.0%
Biotechnology - 0.0%
Argenx SE ADR (f)	13,000	7,452,380
Merus NV (f)	84,144	4,717,954
Newamsterdam Pharma Co NV (f)(g)	100,253	1,815,582
		13,985,916
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
NXP Semiconductors NV	778,981	148,886,639
TOTAL NETHERLANDS		162,872,555
NORWAY - 0.0%
Information Technology - 0.0%
Software - 0.0%
Opera Ltd ADR	562,355	10,319,214
PANAMA - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Banco Latinoamericano de Comercio Exterior SA Class E (g)	6,362	260,969
PORTUGAL - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Galp Energia SGPS SA	61,400	982,970
PUERTO RICO - 0.0%
Financials - 0.0%
Banks - 0.0%
First BanCorp/Puerto Rico	653,832	13,063,563
Popular Inc	83,945	8,690,826
		21,754,389
Financial Services - 0.0%
EVERTEC Inc	198,324	7,185,279
TOTAL PUERTO RICO		28,939,668
SINGAPORE - 0.0%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Grindr Inc Class A (f)(g)	107,179	2,617,311
Industrials - 0.0%
Ground Transportation - 0.0%
Grab Holdings Ltd Class A (f)	836,717	4,074,812
TOTAL SINGAPORE		6,692,123
SPAIN - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Cellnex Telecom SA (b)(h)	27,900	1,069,694
Financials - 0.0%
Banks - 0.0%
Banco Santander SA	719,200	5,737,530
TOTAL SPAIN		6,807,224
SWEDEN - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Autoliv Inc	202,982	20,870,609
Financials - 0.0%
Insurance - 0.0%
SiriusPoint Ltd (f)	263,149	5,155,089
TOTAL SWEDEN		26,025,698
SWITZERLAND - 0.1%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Garrett Motion Inc	768,626	8,147,436
Financials - 0.0%
Capital Markets - 0.0%
UBS Group AG (United States)	19,790	631,102
Health Care - 0.0%
Life Sciences Tools & Services - 0.0%
Lonza Group AG ADR	103,828	7,189,051
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	186,153	29,797,511
TOTAL SWITZERLAND		45,765,100
TAIWAN - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Taiwan Semiconductor Manufacturing Co Ltd ADR	556,920	107,663,775
THAILAND - 0.0%
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Fabrinet (f)	82,222	19,147,037
UNITED KINGDOM - 0.2%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Flutter Entertainment PLC (f)	34,117	8,621,366
Genius Sports Ltd Class A (f)	2,143,013	20,551,495
Soho House & Co Inc Class A (f)(g)	1,600	10,096
		29,182,957
Consumer Staples - 0.1%
Beverages - 0.0%
Diageo PLC	32,300	876,662
Food Products - 0.1%
Nomad Foods Ltd	1,038,799	18,178,983
Personal Care Products - 0.0%
Unilever PLC ADR	273,032	17,430,363
TOTAL CONSUMER STAPLES		36,486,008

Energy - 0.0%
Energy Equipment & Services - 0.0%
TechnipFMC PLC	411,492	12,817,976
Financials - 0.0%
Capital Markets - 0.0%
London Stock Exchange Group PLC	22,131	3,367,384
Marex Group PLC	146,561	6,325,573
		9,692,957
Insurance - 0.0%
Direct Line Insurance Group PLC	16,051	64,360
Fidelis Insurance Holdings Ltd	34,409	601,469
Hiscox Ltd	200,600	3,408,211
		4,074,040
TOTAL FINANCIALS		13,766,997

Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%
Smith & Nephew PLC ADR (g)	337,782	9,782,167
Pharmaceuticals - 0.1%
Astrazeneca PLC ADR	125,935	9,171,846
Verona Pharma PLC ADR (f)	209,884	17,042,581
		26,214,427
TOTAL HEALTH CARE		35,996,594

Industrials - 0.0%
Commercial Services & Supplies - 0.0%
Rentokil Initial PLC ADR	458,175	10,890,820
Machinery - 0.0%
Luxfer Holdings PLC	6,180	70,637
TOTAL INDUSTRIALS		10,961,457

TOTAL UNITED KINGDOM		139,211,989
UNITED STATES - 79.8%
Communication Services - 7.5%
Diversified Telecommunication Services - 0.7%
Anterix Inc (f)	400	10,636
AT&T Inc	15,584,433	433,247,237
Atn International Inc	28,004	397,937
Bandwidth Inc Class A (f)	17,122	240,050
Frontier Communications Parent Inc (f)	55,250	2,001,708
GCI Liberty Inc Class A (f)(i)	105,502	1
Globalstar Inc (f)	9,200	169,832
IDT Corp Class B	1,800	110,862
Lumen Technologies Inc (f)	135,500	531,160
Verizon Communications Inc	2,510,700	110,370,372
		547,079,795
Entertainment - 1.5%
Cinemark Holdings Inc (g)	40,500	1,367,685
Electronic Arts Inc	123,002	17,685,228
Eventbrite Inc Class A (f)	283,200	668,352
Liberty Media Corp-Liberty Formula One Class C (f)	37,900	3,658,487
Live Nation Entertainment Inc (f)	62,200	8,533,218
Madison Square Garden Entertainment Corp Class A (f)	3,000	111,330
Madison Square Garden Sports Corp Class A (f)	790	150,013
Marcus Corp/The	55,919	1,033,383
Netflix Inc (f)	497,426	600,507,590
Playstudios Inc Class A (f)	15,535	20,817
Playtika Holding Corp	48,892	231,748
ROBLOX Corp Class A (f)	84,000	7,306,320
Roku Inc Class A (f)	72,996	5,289,290
Skillz Inc Class A (f)	3,653	22,977
Spotify Technology SA (f)	39,127	26,024,933
Take-Two Interactive Software Inc (f)	65,362	14,790,113
TKO Group Holdings Inc Class A	92,636	14,618,887
Walt Disney Co/The	3,439,953	388,852,287
Warner Bros Discovery Inc (f)	593,683	5,919,020
Warner Music Group Corp Class A	1,666,056	43,850,594
		1,140,642,272
Interactive Media & Services - 4.5%
Alphabet Inc Class A	4,880,248	838,133,792
Alphabet Inc Class C	5,377,124	929,435,883
Cars.com Inc (f)(g)	13,747	140,907
EverQuote Inc Class A (f)	80,640	1,858,752
Match Group Inc	332,600	9,958,044
MediaAlpha Inc Class A (f)	37,439	381,878
Meta Platforms Inc Class A	2,479,596	1,605,513,614
Nextdoor Holdings Inc Class A (f)	354,151	541,851
QuinStreet Inc (f)	222,906	3,403,775
Reddit Inc Class A (f)	15,300	1,718,955
Rumble Inc Class A (f)(g)	3,100	27,931
Shutterstock Inc	6,988	128,929
Snap Inc Class A (f)	90,800	749,100
TripAdvisor Inc Class A	350,864	4,996,303
TrueCar Inc (f)	1,100	1,594
Yelp Inc Class A (f)(g)	268,493	10,248,378
ZipRecruiter Inc Class A (f)(g)	165,033	985,247
		3,408,224,933
Media - 0.5%
Altice USA Inc Class A (f)	44,600	103,026
AMC Networks Inc Class A (f)	19,899	131,532
Charter Communications Inc Class A (f)	386,077	152,990,733
Comcast Corp Class A	3,021,645	104,458,268
Entravision Communications Corp Class A	5,073	10,500
EW Scripps Co/The Class A (f)	78,000	173,160
Fox Corp Class A	518,300	28,475,402
Fox Corp Class B	264,789	13,313,591
Gannett Co Inc (f)(g)	170,800	604,632
Gray Media Inc	36,878	146,406
iHeartMedia Inc Class A (f)	9,600	12,576
Integral Ad Science Holding Corp (f)	15,928	129,654
Interpublic Group of Cos Inc/The	256,566	6,147,321
John Wiley & Sons Inc Class A	206	8,058
Liberty Broadband Corp Class A (f)	40,500	3,762,450
Liberty Broadband Corp Class C (f)	1,700	159,460
MNTN Inc Class A	11,700	295,191
New York Times Co/The Class A	581,092	33,191,975
News Corp Class A	290,478	8,203,099
News Corp Class B (g)	10,335	338,161
Nexstar Media Group Inc (g)	121,604	20,723,754
Omnicom Group Inc	126,654	9,301,470
Paramount Global Class B (g)	180,175	2,180,118
PubMatic Inc Class A (f)	15,900	186,030
Scholastic Corp	7,191	124,189
Sinclair Inc Class A (g)	12,500	175,375
Sirius XM Holdings Inc (g)	321,400	6,967,952
TechTarget Inc/old	4,189	33,889
TEGNA Inc (g)	615,833	10,296,728
Thryv Holdings Inc (f)(g)	18,844	250,625
WideOpenWest Inc (f)	3,138	13,211
		402,908,536
Wireless Telecommunication Services - 0.3%
Gogo Inc (f)(g)	791,436	8,397,136
T-Mobile US Inc	834,274	202,061,163
Telephone and Data Systems Inc	43,240	1,485,726
United States Cellular Corp (f)	9,600	594,912
		212,538,937
TOTAL COMMUNICATION SERVICES		5,711,394,473

Consumer Discretionary - 8.9%
Automobile Components - 0.1%
Adient PLC (f)	262,131	4,086,622
BorgWarner Inc	1,027,249	33,991,670
Cooper-Standard Holdings Inc (f)	20,103	463,173
Dana Inc (g)	20,080	333,930
Dorman Products Inc (f)	6,286	812,843
Gentex Corp	500,016	10,785,345
Gentherm Inc (f)	1,718	47,013
Goodyear Tire & Rubber Co/The (f)	731,395	8,345,217
Lear Corp	78,594	7,106,469
Modine Manufacturing Co (f)	321,638	29,204,731
Motorcar Parts of America Inc (f)	3,215	35,815
Phinia Inc (g)	158,085	6,860,889
Standard Motor Products Inc	29,833	903,940
Stoneridge Inc (f)	42,500	213,350
Visteon Corp (f)	379	31,997
XPEL Inc (f)(h)	100	3,597
		103,226,601
Automobiles - 1.2%
Ford Motor Co	2,559,400	26,566,572
General Motors Co	1,407,380	69,820,122
Harley-Davidson Inc	358,600	8,681,706
Tesla Inc (f)	2,358,217	817,027,862
Winnebago Industries Inc	3,590	121,808
		922,218,070
Broadline Retail - 3.1%
Amazon.com Inc (f)	11,362,036	2,329,331,000
eBay Inc	822,051	60,149,472
Etsy Inc (f)	29,532	1,634,596
Macy's Inc	450,738	5,359,275
QVC Group Inc Class A (f)	322	1,320
		2,396,475,663
Distributors - 0.1%
Genuine Parts Co	46,500	5,883,180
LKQ Corp	714,502	28,915,896
Pool Corp (g)	143,412	43,108,213
		77,907,289
Diversified Consumer Services - 0.2%
ADT Inc (g)	4,137,231	34,421,762
Bright Horizons Family Solutions Inc (f)	213,738	27,614,950
Coursera Inc (f)	237,911	2,105,512
Duolingo Inc Class A (f)	10,775	5,598,798
Frontdoor Inc (f)(g)	146,184	8,041,582
Grand Canyon Education Inc (f)	95,567	18,907,453
H&R Block Inc	51,700	2,944,315
Laureate Education Inc (f)	351,518	7,909,155
Lincoln Educational Services Corp (f)	229,095	5,452,461
Service Corp International/US	334,962	26,127,036
Strategic Education Inc	1,874	170,965
Stride Inc (f)(g)	73,141	11,072,816
		150,366,805
Hotels, Restaurants & Leisure - 1.9%
Airbnb Inc Class A (f)	560,630	72,321,270
Aramark	4,866	197,073
Bloomin' Brands Inc	104,700	798,861
Booking Holdings Inc	32,966	181,937,047
Brinker International Inc (f)	42,842	7,395,814
Caesars Entertainment Inc (f)	47,000	1,263,360
Carnival Corp (f)	245,701	5,705,177
Chipotle Mexican Grill Inc (f)	3,498,550	175,207,385
Churchill Downs Inc	180,383	17,221,165
Domino's Pizza Inc	40,548	19,212,453
DoorDash Inc Class A (f)	230,600	48,114,690
DraftKings Inc Class A (f)	646,310	23,189,603
Dutch Bros Inc Class A (f)	58,101	4,194,892
El Pollo Loco Holdings Inc (f)	47,891	502,856
Everi Holdings Inc (f)	13,633	192,362
Expedia Group Inc Class A	178,235	29,720,686
Hilton Worldwide Holdings Inc	673,966	167,440,113
Hyatt Hotels Corp Class A (g)	148,517	19,608,700
Krispy Kreme Inc (g)	421,038	1,216,800
Kura Sushi USA Inc Class A (f)(g)	91,439	6,040,460
Las Vegas Sands Corp	473,465	19,487,819
Life Time Group Holdings Inc (f)	111,144	3,178,718
Light & Wonder Inc Class A (f)	1,411	127,159
Lindblad Expeditions Holdings Inc (f)	21,468	225,414
Marriott International Inc/MD Class A1	232,603	61,367,649
McDonald's Corp	764,563	239,958,099
MGM Resorts International (f)	180,500	5,712,825
Monarch Casino & Resort Inc	3,517	294,514
Norwegian Cruise Line Holdings Ltd (f)	110,662	1,953,184
Papa John's International Inc (g)	112,176	5,075,964
Planet Fitness Inc Class A (f)	10,433	1,072,825
PlayAGS Inc (f)	7,704	94,143
Potbelly Corp (f)(g)	907,503	9,683,057
Red Robin Gourmet Burgers Inc (f)(g)	23,664	120,686
Red Rock Resorts Inc Class A	22,400	1,076,768
Royal Caribbean Cruises Ltd	142,466	36,609,488
Rush Street Interactive Inc Class A (f)	213,593	2,710,495
Shake Shack Inc Class A (f)	20,358	2,642,265
Sportradar Holding AG Class A (f)	127,366	3,045,321
Starbucks Corp	513,748	43,129,145
Sweetgreen Inc Class A (f)	153,545	2,060,574
Texas Roadhouse Inc	101,182	19,751,738
Travel + Leisure Co	246,300	11,962,791
United Parks & Resorts Inc (f)(g)	191,208	8,564,206
Vail Resorts Inc	77,272	12,376,656
Wingstop Inc (g)	59,526	20,340,034
Wynn Resorts Ltd (g)	35,000	3,168,900
Yum! Brands Inc	902,402	129,891,744
		1,427,162,948
Household Durables - 0.3%
Cavco Industries Inc (f)	14,883	6,453,194
Century Communities Inc	18,182	943,100
Champion Homes Inc (f)	159,211	10,412,399
Cricut Inc Class A (g)	10,100	61,206
DR Horton Inc	65,422	7,723,721
Garmin Ltd	2,300	466,831
Hovnanian Enterprises Inc Class A (f)	905	81,703
Installed Building Products Inc (g)	44,770	7,139,920
Leggett & Platt Inc (g)	195,700	1,773,042
Lennar Corp Class A	134,410	14,258,213
LGI Homes Inc (f)(g)	93,663	4,692,516
M/I Homes Inc (f)	35,481	3,782,629
Mohawk Industries Inc (f)	18,202	1,831,303
Newell Brands Inc	459,556	2,435,647
NVR Inc (f)	6,244	44,431,868
PulteGroup Inc	293,900	28,811,018
SharkNinja Inc (f)	153,741	14,133,410
Somnigroup International Inc	24,900	1,619,994
Sonos Inc (f)	232,538	2,390,491
Taylor Morrison Home Corp (f)	16,601	934,304
Toll Brothers Inc	256,472	26,737,206
TopBuild Corp (f)	56,529	15,991,489
Traeger Inc (f)	145	200
Tri Pointe Homes Inc (f)	213,852	6,304,357
Universal Electronics Inc (f)	582	3,847
Whirlpool Corp (g)	74,800	5,841,132
		209,254,740
Leisure Products - 0.0%
Acushnet Holdings Corp (g)	415	28,319
Brunswick Corp/DE	145,548	7,367,640
Hasbro Inc	98,690	6,583,610
JAKKS Pacific Inc	10,186	205,043
Mattel Inc (f)	534,768	10,128,506
Peloton Interactive Inc Class A (f)	41,776	296,610
		24,609,728
Specialty Retail - 1.8%
Abercrombie & Fitch Co Class A (f)	15,662	1,229,310
Academy Sports & Outdoors Inc (g)	566,092	23,158,824
Asbury Automotive Group Inc (f)(g)	35,815	8,162,597
AutoNation Inc (f)	135,481	24,908,182
AutoZone Inc (f)	8,842	33,007,540
BARK Inc (f)	3,800	4,902
Bath & Body Works Inc	579,079	16,283,701
Best Buy Co Inc	320,930	21,271,240
Boot Barn Holdings Inc (f)	63,554	10,188,342
Buckle Inc/The	52,180	2,223,390
Burlington Stores Inc (f)	578,485	132,050,771
Camping World Holdings Inc Class A	100	1,626
CarMax Inc (f)	71,600	4,615,336
Carparts Com Inc (f)	50,611	44,431
Carvana Co Class A (f)	119,145	38,979,478
Cato Corp/The Class A	500	1,280
Chewy Inc Class A (f)	44,247	2,002,177
Dick's Sporting Goods Inc	50,100	8,984,934
Duluth Holdings Inc Class B (f)	257	478
Five Below Inc (f)	38,800	4,522,916
Floor & Decor Holdings Inc Class A (f)	25,939	1,859,567
Foot Locker Inc (f)	16,384	389,284
GameStop Corp Class A (f)(g)	39,245	1,169,501
Gap Inc/The	179,946	4,014,595
Genesco Inc (f)(g)	44,423	965,312
Group 1 Automotive Inc	31,994	13,562,896
Home Depot Inc/The	802,577	295,581,083
J Jill Inc	177	2,832
Lithia Motors Inc Class A	73,771	23,378,768
LL Flooring Holdings Inc (f)(i)	7,900	0
Lowe's Cos Inc	1,308,843	295,445,130
MarineMax Inc (f)(g)	159,463	3,380,616
Monro Inc	56,911	872,446
Murphy USA Inc	84,036	35,865,724
O'Reilly Automotive Inc (f)	59,739	81,693,083
ODP Corp/The (f)	5,300	87,185
Penske Automotive Group Inc (g)	101,854	16,722,390
Petco Health & Wellness Co Inc Class A (f)	127,776	468,938
RealReal Inc/The (f)	86,600	489,290
Restoration Hardware Inc (f)	25,212	4,566,145
Revolve Group Inc Class A (f)(g)	756,355	15,580,913
Ross Stores Inc	298,350	41,795,852
Sally Beauty Holdings Inc (f)(g)	247,200	2,153,112
Signet Jewelers Ltd (g)	88,908	5,918,606
Sleep Number Corp (f)	5,600	60,256
Sportsman's Warehouse Holdings Inc (f)	11,200	21,168
Stitch Fix Inc Class A (f)(g)	99,534	439,940
TJX Cos Inc/The	758,738	96,283,852
Tractor Supply Co (g)	94,426	4,570,218
Ulta Beauty Inc (f)	40,867	19,267,156
Upbound Group Inc (g)	32,497	745,481
Urban Outfitters Inc (f)	22,213	1,552,689
Victoria's Secret & Co (f)(g)	29,555	626,862
Warby Parker Inc Class A (f)	511,411	10,826,571
Wayfair Inc Class A (f)(g)	31,131	1,283,842
Williams-Sonoma Inc	144,543	23,381,276
Winmark Corp	90	38,234
Zumiez Inc (f)	43,308	540,917
		1,337,243,185
Textiles, Apparel & Luxury Goods - 0.2%
Capri Holdings Ltd (f)	29,300	530,916
Carter's Inc	1,557	48,843
Crocs Inc (f)(g)	282,904	28,856,208
Deckers Outdoor Corp (f)	268,758	28,359,344
G-III Apparel Group Ltd (f)	94,021	2,731,310
Hanesbrands Inc (f)	111,100	549,945
Kontoor Brands Inc	95,677	6,563,442
Lululemon Athletica Inc (f)	118,289	37,458,578
Movado Group Inc	4,100	66,420
NIKE Inc Class B	250,853	15,199,183
PVH Corp	46,000	3,853,420
Ralph Lauren Corp Class A	94,965	26,287,262
Rocky Brands Inc	98,717	2,245,812
Samsonite Group SA (b)(h)	987,000	1,860,435
Skechers USA Inc Class A (f)	58,705	3,642,058
Tapestry Inc	236,112	18,546,598
VF Corp	145,645	1,814,737
		178,614,511
TOTAL CONSUMER DISCRETIONARY		6,827,079,540

Consumer Staples - 4.3%
Beverages - 1.2%
Boston Beer Co Inc/The Class A (f)	13,360	3,070,796
Brown-Forman Corp Class B (g)	655,965	21,869,873
Celsius Holdings Inc (f)	67,631	2,561,862
Coca-Cola Co/The	4,279,159	308,527,364
Coca-Cola Consolidated Inc	163,710	18,769,352
Constellation Brands Inc Class A	20,400	3,637,116
Keurig Dr Pepper Inc	4,641,266	156,271,426
Molson Coors Beverage Co Class B (g)	720,518	38,612,560
Monster Beverage Corp (f)	947,780	60,610,531
National Beverage Corp (g)	64,206	2,904,037
PepsiCo Inc	2,031,023	266,977,973
Primo Brands Corp Class A	515,159	17,036,308
Vita Coco Co Inc/The (f)	96,100	3,420,199
		904,269,397
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc Class A	1,473,206	32,749,369
Andersons Inc/The	5,900	209,509
BJ's Wholesale Club Holdings Inc (f)	386,533	43,759,401
Casey's General Stores Inc	8,100	3,545,856
Costco Wholesale Corp	313,648	326,250,378
Dollar General Corp	860	83,635
Dollar Tree Inc (f)	169,043	15,257,821
Ingles Markets Inc Class A (g)	106,278	6,621,119
Kroger Co/The	1,247,188	85,095,637
Maplebear Inc (f)	227,913	10,408,787
Performance Food Group Co (f)	278,845	24,973,358
PriceSmart Inc	113,683	12,275,490
SpartanNash Co	4,440	86,402
Sprouts Farmers Market Inc (f)	271,708	46,967,445
Sysco Corp	443,202	32,353,746
Target Corp	209,270	19,673,473
United Natural Foods Inc (f)	199,453	6,097,278
US Foods Holding Corp (f)	340,552	26,944,474
Walgreens Boots Alliance Inc	250,701	2,820,386
Walmart Inc	3,300,012	325,777,186
Weis Markets Inc (g)	29,594	2,243,225
		1,024,193,975
Food Products - 0.4%
BRC Inc Class A (f)(g)	35,200	63,008
Bunge Global SA (g)	139,000	10,862,850
Cal-Maine Foods Inc	21,142	2,028,152
Calavo Growers Inc	36,162	996,263
Conagra Brands Inc	297,700	6,814,353
Darling Ingredients Inc (f)	20,598	641,834
Dole PLC	335,662	4,752,974
Flowers Foods Inc (g)	317,421	5,364,415
Fresh Del Monte Produce Inc	15,324	541,244
Freshpet Inc (f)	128,639	10,311,702
General Mills Inc	354,500	19,235,170
Hain Celestial Group Inc (f)	20,151	37,682
Hershey Co/The	29,557	4,749,514
Hormel Foods Corp	95,700	2,936,076
Ingredion Inc	187,921	26,143,570
JM Smucker Co	90,600	10,202,466
John B Sanfilippo & Son Inc	524	32,561
Kellanova	8,400	694,092
Kraft Heinz Co/The	935,530	25,006,717
Lamb Weston Holdings Inc	206,411	11,513,606
Lancaster Colony Corp	95,589	16,001,599
Lifeway Foods Inc (f)	2,100	47,450
Limoneira Co	600	9,473
Mama's Creations Inc (f)(g)	1,217,190	10,114,849
McCormick & Co Inc/MD	1,000	72,730
Mission Produce Inc (f)	1,700	19,006
Mondelez International Inc	1,776,161	119,873,106
Pilgrim's Pride Corp	17,400	855,384
Seaboard Corp	39	104,410
Simply Good Foods Co/The (f)	352,173	12,153,490
The Campbell's Company	234,800	7,992,592
Tootsie Roll Industries Inc Class A	32,539	1,160,015
Tyson Foods Inc Class A	368,831	20,713,549
WK Kellogg Co (g)	201,280	3,405,658
		335,451,560
Household Products - 0.7%
Central Garden & Pet Co Class A (f)	28,707	917,763
Church & Dwight Co Inc	15,198	1,494,115
Clorox Co/The	134,190	17,696,977
Colgate-Palmolive Co	727,351	67,600,002
Energizer Holdings Inc (g)	320,000	7,452,800
Kimberly-Clark Corp	685,206	98,505,215
Procter & Gamble Co/The	1,750,536	297,398,561
Reynolds Consumer Products Inc	2,261	49,922
Spectrum Brands Holdings Inc (g)	50,200	2,900,054
WD-40 Co (g)	64,928	15,818,409
		509,833,818
Personal Care Products - 0.2%
BellRing Brands Inc (f)	379,906	23,915,083
Coty Inc Class A (f)	26,074	128,544
elf Beauty Inc (f)(g)	241,860	27,206,831
Estee Lauder Cos Inc/The Class A	72,100	4,826,374
Herbalife Ltd (f)	183,876	1,436,072
Honest Co Inc/The (f)	1,624,174	8,169,595
Interparfums Inc	29,031	3,954,603
Kenvue Inc	3,182,510	75,966,514
Medifast Inc (f)	25,025	352,102
Nu Skin Enterprises Inc Class A	61,700	532,471
USANA Health Sciences Inc (f)(g)	21,313	636,619
		147,124,808
Tobacco - 0.5%
Altria Group Inc	2,428,382	147,184,233
Philip Morris International Inc	1,246,027	225,020,016
Turning Point Brands Inc	34,119	2,535,724
		374,739,973
TOTAL CONSUMER STAPLES		3,295,613,531

Energy - 2.5%
Energy Equipment & Services - 0.3%
Aris Water Solutions Inc Class A	1,500	33,059
Baker Hughes Co Class A	3,200,944	118,594,975
Cactus Inc Class A	125,242	5,134,922
ChampionX Corp	4,400	105,908
Halliburton Co	983,900	19,274,601
Liberty Energy Inc Class A	17,293	200,426
Noble Corp PLC (g)	19,434	481,380
NOV Inc (g)	54,220	650,640
NPK International Inc (f)(g)	167,239	1,352,964
Oceaneering International Inc (f)	28,536	544,182
Oil States International Inc (f)	106,900	465,015
Schlumberger NV	1,061,349	35,077,584
Solaris Energy Infrastructure Inc Class A (g)	349,073	9,575,072
TETRA Technologies Inc (f)	30,000	80,400
Tidewater Inc (f)	4,114	163,367
Transocean Ltd (f)(g)	609,233	1,516,990
Weatherford International PLC	108,106	4,713,422
		197,964,907
Oil, Gas & Consumable Fuels - 2.2%
Antero Midstream Corp	278,000	5,220,840
Antero Resources Corp (f)	426,672	15,978,866
APA Corp	182,200	3,099,222
Berry Corp	78,500	187,615
California Resources Corp	106,153	4,688,778
Cheniere Energy Inc	86,656	20,536,605
Chevron Corp	1,077,780	147,332,526
Chord Energy Corp	57,478	5,173,020
Civitas Resources Inc	75,181	2,057,704
Clean Energy Fuels Corp (f)	261,709	468,459
CNX Resources Corp (f)(g)	203,800	6,578,664
Comstock Resources Inc (f)(g)	31,500	733,950
ConocoPhillips	1,257,928	107,364,155
Coterra Energy Inc	50,434	1,226,051
Delek US Holdings Inc (g)	304,443	5,860,528
Devon Energy Corp	99,516	3,011,354
Diamondback Energy Inc	153,521	20,656,251
Dorian LPG Ltd (g)	70,145	1,501,804
DT Midstream Inc	121,349	12,710,094
EOG Resources Inc	1,813,345	196,874,867
EQT Corp	522,517	28,806,362
Expand Energy Corp	162,138	18,829,086
Exxon Mobil Corp	5,997,887	613,583,840
FutureFuel Corp	28,400	112,180
Green Plains Inc (f)(g)	23,900	99,424
Gulfport Energy Corp (f)	26,977	5,166,096
Hess Corp	74,696	9,874,064
HF Sinclair Corp	531,153	19,190,558
Kinder Morgan Inc	833,900	23,382,556
Magnolia Oil & Gas Corp Class A (g)	355,027	7,633,081
Marathon Petroleum Corp	247,280	39,747,787
Matador Resources Co (g)	739,781	31,817,981
Murphy Oil Corp (g)	653,302	13,673,611
Navigator Holdings Ltd (g)	118,577	1,680,236
NextDecade Corp (f)	400	3,311
Northern Oil & Gas Inc (g)	244,237	6,491,819
ONEOK Inc	15,900	1,285,356
Ovintiv Inc	416,919	14,934,039
Par Pacific Holdings Inc (f)	96,925	2,092,611
PBF Energy Inc Class A (g)	46,836	892,226
Permian Resources Corp Class A	1,259,929	15,887,705
Phillips 66	268,691	30,491,055
Plains GP Holdings LP Class A	11,588	203,949
Range Resources Corp (g)	139,800	5,317,992
REX American Resources Corp (f)	29,804	1,255,941
SandRidge Energy Inc	800	7,847
Shell PLC ADR	518,315	34,322,819
Sitio Royalties Corp Class A	4,100	69,987
SM Energy Co	328,759	7,699,536
Targa Resources Corp	294,086	46,445,002
Texas Pacific Land Corp (g)	7,784	8,671,610
Valero Energy Corp	588,087	75,845,580
Viper Energy Inc Class A	21,055	835,673
Williams Cos Inc/The	757,233	45,820,169
		1,673,432,442
TOTAL ENERGY		1,871,397,349

Financials - 13.2%
Banks - 3.5%
1st Source Corp	21,010	1,272,366
Amalgamated Financial Corp (g)	6,124	185,067
Ameris Bancorp	13,462	827,509
Associated Banc-Corp	255,305	5,915,417
Axos Financial Inc (f)(g)	113,518	7,894,042
Banc of California Inc	596	8,177
Bancorp Inc/The (f)(g)	92,810	4,742,591
Bank of America Corp	12,141,242	535,793,009
Bank OZK (g)	117,362	5,202,657
Bank7 Corp	3,615	139,611
BankUnited Inc (g)	138,507	4,706,468
Banner Corp	182,342	11,241,384
BOK Financial Corp	4,091	386,272
Brookline Bancorp Inc	971	10,030
Byline Bancorp Inc	400	10,348
Cadence Bank	249,936	7,573,061
Camden National Corp	6,790	267,119
Capitol Federal Financial Inc	40,894	233,505
Cathay General Bancorp	400	17,142
Citigroup Inc	2,400,006	180,768,452
Citizens Financial Group Inc	1,016,122	41,000,523
Columbia Banking System Inc (g)	275,800	6,448,204
Comerica Inc	178,127	10,169,270
Commerce Bancshares Inc/MO	90,600	5,708,706
Community Trust Bancorp Inc	12,295	627,660
Connectone Bancorp Inc	35,680	819,570
Cullen/Frost Bankers Inc (g)	42,145	5,351,572
Customers Bancorp Inc (f)	21,126	1,076,581
Dime Community Bancshares Inc (g)	4,690	120,345
East West Bancorp Inc	160,795	14,664,504
Enterprise Financial Services Corp	12,896	682,714
Esquire Financial Holdings Inc (g)	12,525	1,136,519
FB Financial Corp	12,408	541,609
Fifth Third Bancorp	3,850,834	147,063,350
First Busey Corp	6,895	152,517
First Business Financial Services Inc	5,976	291,450
First Citizens BancShares Inc/NC Class A (g)	8,549	15,806,075
First Financial Bankshares Inc	81,411	2,870,552
First Hawaiian Inc	414,044	9,887,371
First Horizon Corp	1,285,318	25,552,122
First Interstate Bank of Calif	11,302	274,074
First of Long Island Corp/The	10,889	129,252
Flagstar Financial Inc (g)	437,553	5,040,611
Flushing Financial Corp (g)	41,290	496,719
FNB Corp/PA	306,328	4,248,769
Hancock Whitney Corp (g)	57,927	3,166,869
Harborone Northeast Bancorp Inc	63,533	723,006
Heritage Commerce Corp	25,350	234,741
Hilltop Holdings Inc	500	14,910
HomeStreet Inc (f)	2,203	28,705
HomeTrust Bancshares Inc	5,547	200,191
Hope Bancorp Inc	228	2,288
Horizon Bancorp Inc/IN	13,660	202,714
Huntington Bancshares Inc/OH	1,823,298	28,498,148
Independent Bank Corp (g)	123,614	7,602,261
Independent Bank Corp/MI	29,571	932,374
JPMorgan Chase & Co	2,526,413	666,973,032
Kearny Financial Corp/MD	164,960	994,709
KeyCorp	981,645	15,568,890
Live Oak Bancshares Inc	14,497	397,943
M&T Bank Corp	62,090	11,340,118
Mercantile Bank Corp	1,987	87,746
Metropolitan Bank Holding Corp (f)(g)	15,056	973,672
Midland States Bancorp Inc	9,557	161,322
MVB Financial Corp	3,997	78,181
National Bank Holdings Corp Class A	100	3,615
NB Bancorp Inc (f)(g)	57,846	974,705
Nicolet Bankshares Inc	11,116	1,363,266
Northfield Bancorp Inc	202,489	2,365,072
Northwest Bancshares Inc	13,200	162,096
OceanFirst Financial Corp	162,542	2,732,331
Old National Bancorp/IN (g)	589,876	12,304,813
Pacific Premier Bancorp Inc	5,294	112,233
Park National Corp	8,509	1,383,223
Pathward Financial Inc	75,503	5,893,009
Peoples Bancorp Inc/OH	4,251	124,639
Pinnacle Financial Partners Inc	96,754	10,283,015
PNC Financial Services Group Inc/The	202,700	35,231,287
Preferred Bank/Los Angeles CA (g)	23,766	1,987,075
Prosperity Bancshares Inc	84,810	5,907,017
Provident Financial Services Inc	31,432	524,914
RBB Bancorp	7,747	131,544
Regions Financial Corp	1,602,842	34,364,932
ServisFirst Bancshares Inc	9,074	675,378
Southside Bancshares Inc	368	10,374
Synovus Financial Corp	47,773	2,284,983
Texas Capital Bancshares Inc (f)	82,865	5,940,592
Tompkins Financial Corp	854	52,436
Truist Financial Corp	698,813	27,603,114
UMB Financial Corp	113,497	11,703,811
United Bankshares Inc/WV	34,667	1,252,865
United Community Banks Inc/GA	18,354	527,494
Unity Bancorp Inc	4,511	199,409
Univest Financial Corp	3,494	103,143
US Bancorp	1,482,414	64,618,426
Valley National Bancorp	78,059	685,358
Veritex Holdings Inc	2,588	62,630
Washington Trust Bancorp Inc	20,812	575,660
Webster Financial Corp	207,192	10,666,244
Wells Fargo & Co	8,016,416	599,467,588
WesBanco Inc	23,571	725,515
Westamerica BanCorp	51,136	2,457,085
Western Alliance Bancorp	287,855	20,843,581
Wintrust Financial Corp	74,673	8,916,703
Zions Bancorp NA	378,462	17,923,960
		2,698,681,821
Capital Markets - 2.7%
Acadian Asset Management Inc	26,213	789,273
Affiliated Managers Group Inc	51,000	8,976,000
Ameriprise Financial Inc	278,034	141,586,034
Ares Management Corp Class A (g)	226,099	37,419,385
Artisan Partners Asset Management Inc Class A (g)	135,088	5,444,046
Bank of New York Mellon Corp/The	1,066,350	94,489,274
Blackrock Inc	62,802	61,539,052
Blackstone Inc	10,800	1,498,608
Bridge Investment Group Holdings Inc Class A	820	7,543
Carlyle Group Inc/The	457,773	20,691,340
Cboe Global Markets Inc	158,088	36,221,123
Charles Schwab Corp/The	3,855,461	340,591,425
CME Group Inc Class A	254,626	73,586,914
Cohen & Steers Inc (g)	51,660	3,969,554
Coinbase Global Inc Class A (f)	1,000	246,620
Diamond Hill Investment Group Inc (g)	5,248	741,332
DigitalBridge Group Inc Class A	1,858,242	20,552,157
Evercore Inc Class A	129,613	30,004,113
FactSet Research Systems Inc	30,922	14,170,316
Federated Hermes Inc Class B	401,944	16,962,037
Franklin Resources Inc	69,300	1,499,652
GCM Grosvenor Inc Class A	1,996	25,169
Goldman Sachs Group Inc/The	304,977	183,123,440
Hamilton Lane Inc Class A (g)	80,530	11,998,970
Houlihan Lokey Inc Class A	153,068	26,737,918
Interactive Brokers Group Inc Class A	130,182	27,296,562
Intercontinental Exchange Inc	507,169	91,188,986
Invesco Ltd	1,161,746	16,798,847
Janus Henderson Group PLC	46,787	1,699,772
Jefferies Financial Group Inc	928,128	45,107,021
KKR & Co Inc Class A	780,621	94,814,227
Lazard Inc (g)	217,405	9,435,377
LPL Financial Holdings Inc	13,056	5,054,761
MarketAxess Holdings Inc	146,000	31,595,860
Moelis & Co Class A	100	5,710
Moody's Corp	104,827	50,245,678
Morgan Stanley	1,348,283	172,620,672
Morningstar Inc	55,955	17,257,641
MSCI Inc	13,881	7,829,162
Nasdaq Inc	209,182	17,475,064
Northern Trust Corp	299,340	31,951,552
Open Lending Corp (f)	1,000	1,789
P10 Inc Class A (g)	511,638	5,556,389
Perella Weinberg Partners Class A	168,911	2,933,984
PJT Partners Inc Class A (g)	73,406	11,059,348
Raymond James Financial Inc	67,100	9,862,358
Robinhood Markets Inc Class A (f)	232,660	15,390,459
S&P Global Inc	160,225	82,172,994
SEI Investments Co (g)	455,124	38,803,872
State Street Corp	859,408	82,743,802
StepStone Group Inc Class A	41,428	2,396,610
Stifel Financial Corp	128,408	12,098,602
T Rowe Price Group Inc	61,100	5,718,349
TPG Inc Class A (g)	419,492	20,190,150
Tradeweb Markets Inc Class A (g)	120,188	17,361,157
Virtu Financial Inc Class A	447,899	18,001,061
WisdomTree Inc	386,792	3,651,316
		2,081,190,427
Consumer Finance - 0.6%
Ally Financial Inc	78,600	2,751,000
American Express Co	615,484	180,983,071
Atlanticus Holdings Corp (f)	685	33,599
Capital One Financial Corp	753,543	142,532,658
Encore Capital Group Inc (f)	43,179	1,636,484
Enova International Inc (f)	59,182	5,484,396
EZCORP Inc Class A (f)(g)	108,964	1,465,566
FirstCash Holdings Inc	38,184	4,884,115
Green Dot Corp Class A (f)	1,077,783	9,958,715
Lendingtree Inc (f)	7,438	260,479
Navient Corp (g)	434,900	5,845,056
Nelnet Inc Class A	1,700	197,506
NerdWallet Inc Class A (f)	2,587	27,267
OneMain Holdings Inc	159,933	8,290,927
Oportun Financial Corp (f)	503,681	3,349,479
PRA Group Inc (f)	98,017	1,390,861
PROG Holdings Inc	91,192	2,629,065
SLM Corp	645,539	20,896,097
SoFi Technologies Inc Class A (f)(g)	240,400	3,197,320
Synchrony Financial	435,872	25,128,021
Upstart Holdings Inc (f)(g)	4,664	220,001
World Acceptance Corp (f)	400	61,792
		421,223,475
Financial Services - 4.0%
Affirm Holdings Inc Class A (f)	174,865	9,075,494
Apollo Global Management Inc	630,473	82,396,516
AvidXchange Holdings Inc (f)	286,359	2,803,455
Berkshire Hathaway Inc Class A (f)	8	6,059,200
Berkshire Hathaway Inc Class B (f)	1,373,200	692,037,872
Block Inc Class A (f)	822,729	50,803,516
Cannae Holdings Inc	544,939	10,163,112
Corebridge Financial Inc (g)	1,505,101	49,081,344
Corpay Inc (f)	461,576	150,062,973
Enact Holdings Inc (g)	24,275	859,335
Equitable Holdings Inc	653,109	34,529,873
Essent Group Ltd	46,927	2,721,766
Euronet Worldwide Inc (f)	2,905	314,553
Federal Agricultural Mortgage Corp Class C	1,500	279,630
Fidelity National Information Services Inc	1,857,960	147,912,196
Fiserv Inc (f)	369,978	60,228,719
Flywire Corp (f)	15,400	165,549
Global Payments Inc	86,038	6,505,333
International Money Express Inc (f)	56,359	621,640
Jack Henry & Associates Inc	13,506	2,446,882
Mastercard Inc Class A	1,433,001	839,165,386
MGIC Investment Corp	595,500	15,750,975
NCR Atleos Corp (f)(g)	494,763	13,116,167
NMI Holdings Inc (f)	53,781	2,136,181
Payoneer Global Inc (f)	896,649	6,106,180
PayPal Holdings Inc (f)	1,023,279	71,916,048
Radian Group Inc	427,731	14,607,014
Remitly Global Inc (f)	280,653	5,994,748
Rocket Cos Inc Class A (g)	1,100	14,024
Sezzle Inc (f)(g)	29,187	3,114,545
Shift4 Payments Inc Class A (f)(g)	262,957	24,925,694
Toast Inc Class A (f)	1,046,876	44,157,230
UWM Holdings Corp Class A	368,739	1,585,578
Velocity Financial Inc (f)(g)	39,750	665,813
Visa Inc Class A	1,631,629	595,854,595
Voya Financial Inc	533,130	35,463,808
Walker & Dunlop Inc	81,809	5,603,098
Waterstone Financial Inc	20,699	267,431
Western Union Co/The	565,100	5,244,128
WEX Inc (f)(g)	113,437	15,079,180
		3,009,836,781
Insurance - 2.4%
AFLAC Inc	264,200	27,355,268
Allstate Corp/The	388,392	81,511,829
Ambac Financial Group Inc/Old (f)	68,367	535,314
American Financial Group Inc/OH	302,297	37,478,782
American International Group Inc	1,041,303	88,135,886
Amerisafe Inc	82,638	3,922,826
Aon PLC	353,492	131,527,303
Arch Capital Group Ltd	98,800	9,389,952
Arthur J Gallagher & Co	461,531	160,354,331
Assurant Inc	21,031	4,268,872
Assured Guaranty Ltd	129,766	10,971,715
Axis Capital Holdings Ltd	477,353	49,549,241
Baldwin Insurance Group Inc/The Class A (f)(g)	391,238	15,074,400
Brighthouse Financial Inc (f)	39,549	2,365,426
Brown & Brown Inc	300	33,870
Chubb Ltd	809,794	240,670,777
Cincinnati Financial Corp	53,642	8,090,286
CNA Financial Corp (g)	147,983	7,089,866
CNO Financial Group Inc	15,640	593,694
Donegal Group Inc Class A	16,150	326,230
eHealth Inc (f)	5,600	22,960
Erie Indemnity Co Class A	48,086	17,239,312
Everest Group Ltd	118,275	41,063,897
Fidelity National Financial Inc	86,900	4,759,513
First American Financial Corp	28,374	1,583,553
Genworth Financial Inc Class A (f)	1,816,249	12,804,555
Globe Life Inc	220,086	26,821,881
Hanover Insurance Group Inc/The	99,320	17,478,334
Hartford Insurance Group Inc/The	811,052	105,306,992
HCI Group Inc (g)	14,170	2,391,471
Kemper Corp	130,416	8,311,412
Kinsale Capital Group Inc (g)	69,918	33,000,597
Lemonade Inc (f)(g)	9,000	301,500
Lincoln National Corp	293,100	9,713,334
Loews Corp	69,800	6,232,442
Markel Group Inc (f)	2,970	5,766,849
Marsh & McLennan Cos Inc	469,805	109,774,636
MBIA Inc (f)(g)	200	882
MetLife Inc	871,395	68,474,219
Old Republic International Corp	144,600	5,465,880
Oscar Health Inc Class A (f)(g)	156,804	2,163,895
Palomar Hldgs Inc (f)	5,575	955,945
Primerica Inc	87,913	23,789,258
Principal Financial Group Inc	112,700	8,778,203
Progressive Corp/The	787,102	224,268,973
Prudential Financial Inc	100,500	10,440,945
Reinsurance Group of America Inc	48,211	9,800,814
RLI Corp (g)	260,378	20,015,257
Selective Insurance Group Inc	6,202	545,900
Stewart Information Services Corp	65,720	3,965,545
The Travelers Companies, Inc.	247,569	68,254,773
TWFG Inc Class A	23,987	839,785
United Fire Group Inc	4,127	117,413
Universal Insurance Holdings Inc	31,812	863,378
Unum Group	437,468	35,745,510
W R Berkley Corp	267,959	20,013,858
White Mountains Insurance Group Ltd	11,823	21,101,690
Willis Towers Watson PLC	54,867	17,368,149
		1,824,789,378
Mortgage Real Estate Investment Trusts (REITs) - 0.0%
AGNC Investment Corp (g)	101,100	903,834
Angel Oak Mortgage REIT Inc	185	1,685
Annaly Capital Management Inc	552,100	10,462,295
Apollo Commercial Real Estate Finance Inc	200	1,966
Brightspire Capital Inc Class A	2,000	10,120
Chimera Investment Corp	10,184	134,225
Claros Mortgage Trust Inc	8,700	22,359
Granite Point Mortgage Trust Inc	12,700	32,893
Kkr Real Estate Finance Trust Inc (g)	27,300	243,789
Ladder Capital Corp Class A	36,828	387,431
Nexpoint Real Estate Finance Inc	400	5,908
Pennymac Mortgage Investment Trust	900	11,052
Rithm Capital Corp	7,500	83,625
Rithm Property Trust Inc	7,500	20,475
Starwood Property Trust Inc	90,700	1,791,325
TPG RE Finance Trust Inc	12,893	99,018
		14,212,000
TOTAL FINANCIALS		10,049,933,882

Health Care - 8.3%
Biotechnology - 2.0%
AbbVie Inc	2,841,673	528,863,763
ACADIA Pharmaceuticals Inc (f)	168,859	3,642,289
Agios Pharmaceuticals Inc (f)(g)	250,309	8,032,416
Akero Therapeutics Inc (f)	24,622	1,222,482
Alkermes PLC (f)	9,239	282,806
Alnylam Pharmaceuticals Inc (f)	42,731	13,014,153
Amgen Inc	364,185	104,950,833
Amicus Therapeutics Inc (f)	459,038	2,786,361
AnaptysBio Inc (f)	400	8,892
Anika Therapeutics Inc (f)	701	7,816
Apellis Pharmaceuticals Inc (f)	52,398	887,098
Arcturus Therapeutics Holdings Inc (f)(g)	42,484	532,325
Arcus Biosciences Inc (f)	12,611	112,616
Arcutis Biotherapeutics Inc (f)	8,500	110,840
Ardelyx Inc (f)(g)	387,272	1,421,288
Astria Therapeutics Inc (f)	3,735	17,779
Avidity Biosciences Inc (f)(g)	47,785	1,480,379
BioCryst Pharmaceuticals Inc (f)	355,950	3,826,463
Biogen Inc (f)	51,900	6,736,101
Blueprint Medicines Corp (f)(g)	38,218	3,873,394
Bridgebio Pharma Inc (f)	12,902	441,894
Candel Therapeutics Inc (f)(g)	621,094	3,384,962
CareDx Inc (f)	297,775	5,059,197
Catalyst Pharmaceuticals Inc (f)	98,914	2,468,893
Celldex Therapeutics Inc (f)(g)	28,729	568,260
Crinetics Pharmaceuticals Inc (f)(g)	349,562	10,665,137
Cytokinetics Inc (f)(g)	169,205	5,248,739
Day One Biopharmaceuticals Inc (f)(g)	76,300	486,794
Denali Therapeutics Inc (f)(g)	71,890	951,824
Design Therapeutics Inc (f)(g)	2,900	10,817
Dynavax Technologies Corp (f)(g)	77,500	758,725
Dyne Therapeutics Inc (f)(g)	22,846	273,238
Emergent BioSolutions Inc (f)(g)	43,500	274,920
Enanta Pharmaceuticals Inc (f)	14,574	86,424
Exact Sciences Corp (f)(g)	340,153	19,143,811
Exelixis Inc (f)	1,128,953	48,590,137
Gilead Sciences Inc	1,751,992	192,859,279
Halozyme Therapeutics Inc (f)	252,823	14,175,786
Heron Therapeutics Inc (f)	15,600	29,328
Ideaya Biosciences Inc (f)	107,678	2,141,715
Incyte Corp (f)	287,500	18,704,750
Insmed Inc (f)	180,088	12,557,536
Intellia Therapeutics Inc (f)(g)	72,699	499,442
Ionis Pharmaceuticals Inc (f)(g)	335,521	11,243,309
Iovance Biotherapeutics Inc (f)(g)	59,139	103,493
Ironwood Pharmaceuticals Inc Class A (f)	30,600	18,332
iTeos Therapeutics Inc (f)	57,394	575,088
Janux Therapeutics Inc (f)	18,300	435,540
Kiniksa Pharmaceuticals International Plc Class A (f)	45,012	1,231,528
Kodiak Sciences Inc (f)	6,700	22,780
Kura Oncology Inc (f)	19,029	108,275
Kymera Therapeutics Inc (f)(g)	6,148	182,227
Legend Biotech Corp ADR (f)	195,000	5,645,250
MacroGenics Inc (f)	7,464	10,151
MannKind Corp (f)	42,296	175,528
Metsera Inc (g)	26,900	718,768
MiMedx Group Inc (f)	263,690	1,695,527
Mirum Pharmaceuticals Inc (f)(g)	44,256	1,967,622
Moderna Inc (f)	327,800	8,706,368
MoonLake Immunotherapeutics Class A (f)	39,600	1,544,796
Myriad Genetics Inc (f)	847,945	3,552,890
Natera Inc (f)	98,109	15,474,733
Neurocrine Biosciences Inc (f)	97,862	12,038,983
Nurix Therapeutics Inc (f)(g)	120,000	1,275,600
Nuvalent Inc Class A (f)	12,800	955,008
Organogenesis Holdings Inc Class A (f)	11,100	30,414
ORIC Pharmaceuticals Inc (f)(g)	23,808	194,511
PMV Pharmaceuticals Inc (f)	11,100	9,748
PTC Therapeutics Inc (f)	114,643	5,562,478
Puma Biotechnology Inc (f)	70,700	231,896
PureTech Health PLC (f)(g)	5,609,005	10,293,033
PureTech Health PLC ADR (f)	1,279	23,521
Regeneron Pharmaceuticals Inc	231,015	113,262,034
REGENXBIO Inc (f)	152,704	1,351,430
Revolution Medicines Inc (f)	39,682	1,563,471
Sage Therapeutics Inc (f)(g)	142,500	920,550
Sarepta Therapeutics Inc (f)(g)	113,005	4,248,988
Scholar Rock Holding Corp (f)	28,651	831,166
SpringWorks Therapeutics Inc (f)	192,044	8,970,375
Syndax Pharmaceuticals Inc (f)(g)	63,136	665,453
TG Therapeutics Inc (f)	90,134	3,164,605
Travere Therapeutics Inc (f)	87,259	1,310,630
Twist Bioscience Corp (f)(g)	53,926	1,580,032
Ultragenyx Pharmaceutical Inc (f)	369,335	12,568,470
United Therapeutics Corp (f)	189,550	60,438,018
Vanda Pharmaceuticals Inc (f)	201,610	874,987
Vaxcyte Inc (f)(g)	50,000	1,624,500
Veracyte Inc (f)	395,217	10,516,724
Vericel Corp (f)(g)	124,707	5,149,776
Vertex Pharmaceuticals Inc (f)	394,315	174,306,946
Verve Therapeutics Inc (f)(g)	33,096	147,277
Viking Therapeutics Inc (f)(g)	89,619	2,401,789
Vir Biotechnology Inc (f)(g)	21,613	106,768
Voyager Therapeutics Inc (f)	12,873	35,272
		1,511,258,360
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	1,142,285	152,586,430
ABIOMED Inc (f)(i)	14,700	32,634
Alcon AG (United States)	36,000	3,093,840
Align Technology Inc (f)	57,840	10,465,570
AngioDynamics Inc (f)(g)	41,514	423,443
Avanos Medical Inc (f)	42,400	532,968
Axogen Inc (f)	400	4,355
Bausch + Lomb Corp (United States) (f)(g)	252,846	2,900,144
Baxter International Inc	222,000	6,771,000
Becton Dickinson & Co	106,232	18,334,581
Boston Scientific Corp (f)	1,881,436	198,039,953
Cerus Corp (f)	21,814	27,704
ClearPoint Neuro Inc (f)	4,656	54,987
Cooper Cos Inc/The (f)	351,100	23,973,108
DENTSPLY SIRONA Inc	61,724	986,350
Dexcom Inc (f)	28,800	2,471,040
Edwards Lifesciences Corp (f)	1,119,464	87,564,474
Embecta Corp	955,457	10,060,962
Enovis Corp (f)	121,231	3,794,530
Envista Holdings Corp (f)(g)	521,646	9,530,472
GE HealthCare Technologies Inc	133,139	9,391,625
Glaukos Corp (f)(g)	38,000	3,583,020
Globus Medical Inc Class A (f)	165,295	9,782,158
Haemonetics Corp (f)(g)	167,233	11,323,346
Hologic Inc (f)	32,255	2,005,293
ICU Medical Inc (f)(g)	42,575	5,741,665
IDEXX Laboratories Inc (f)	29,537	15,163,114
Inmode Ltd (f)(g)	199,694	2,927,514
Inspire Medical Systems Inc (f)(g)	30,871	4,266,372
Insulet Corp (f)	67,619	21,978,204
Integer Holdings Corp (f)	80,694	9,583,219
Integra LifeSciences Holdings Corp (f)(g)	221,942	2,809,786
Intuitive Surgical Inc (f)	294,968	162,922,625
iRadimed Corp	17,181	994,436
Kestra Medical Technologies Ltd (g)	70,000	1,576,400
Lantheus Holdings Inc (f)(g)	94,733	7,158,025
LeMaitre Vascular Inc	12,838	1,055,284
LivaNova PLC (f)	20,653	893,242
Masimo Corp (f)(g)	67,000	10,887,500
Medtronic PLC	1,975,565	163,932,384
Merit Medical Systems Inc (f)	105,352	10,011,601
Neogen Corp (f)(g)	603,020	3,533,697
NeuroPace Inc (f)	23,981	317,029
Novocure Ltd (f)	96,865	1,851,090
Omnicell Inc (f)	75,453	2,291,508
OraSure Technologies Inc (f)	30,195	86,962
OrthoPediatrics Corp (f)	60,223	1,202,051
Penumbra Inc (f)	51,800	13,829,046
Pulmonx Corp (f)(g)	12,000	40,800
QuidelOrtho Corp (f)	44,700	1,370,949
ResMed Inc	105,719	25,878,954
RxSight Inc (f)	52,442	801,838
Sight Sciences Inc (f)	2,045	7,546
Solventum Corp (f)	17,300	1,264,457
STERIS PLC	37,730	9,251,773
Stryker Corp	676,168	258,728,924
Surmodics Inc (f)	7,560	219,391
Tandem Diabetes Care Inc (f)	39,186	776,667
Teleflex Inc	127,141	15,545,530
TransMedics Group Inc (f)(g)	59,706	7,589,827
Utah Medical Products Inc	6,082	334,997
Varex Imaging Corp (f)	12,801	98,184
Zimmer Biomet Holdings Inc	306,760	28,274,069
Zimvie Inc (f)	7,983	72,965
		1,363,003,612
Health Care Providers & Services - 1.8%
Acadia Healthcare Co Inc (f)(g)	281,013	6,362,134
AdaptHealth Corp (f)	4,200	37,716
Addus HomeCare Corp (f)	7,817	866,983
agilon health Inc (f)	1,353,993	3,005,864
Alignment Healthcare Inc (f)	195,118	2,998,964
AMN Healthcare Services Inc (f)	23,605	498,302
BrightSpring Health Services Inc (f)	180,673	4,301,824
Cardinal Health Inc	277,340	42,832,390
Castle Biosciences Inc (f)(g)	728,965	11,641,571
Cencora Inc	249,173	72,569,145
Centene Corp (f)	552,525	31,184,511
Chemed Corp	72,520	41,687,397
Cigna Group/The	263,240	83,352,314
Clover Health Investments Corp Class A (f)	49,256	154,664
CorVel Corp (f)	56,563	6,293,765
Cross Country Healthcare Inc (f)	5,788	76,286
CVS Health Corp	1,654,387	105,946,943
DaVita Inc (f)	145,421	19,815,065
Elevance Health Inc	99,044	38,017,049
Encompass Health Corp	246,766	29,834,009
Ensign Group Inc/The	22,801	3,357,675
Fulgent Genetics Inc (f)	2,500	51,800
GeneDx Holdings Corp Class A (f)(g)	180,290	12,840,254
Guardant Health Inc (f)	26,118	1,060,913
HCA Healthcare Inc	330,674	126,115,757
HealthEquity Inc (f)(g)	107,036	10,768,892
Henry Schein Inc (f)	40,800	2,855,592
Hims & Hers Health Inc Class A (f)(g)	43,735	2,473,652
Humana Inc	81,791	19,067,936
Labcorp Holdings Inc	37,145	9,247,991
LifeStance Health Group Inc (f)	364,542	2,165,379
McKesson Corp	110,907	79,798,696
Molina Healthcare Inc (f)	114,401	34,896,881
National Research Corp Class A (g)	28,514	385,224
Oncology Institute Inc/The (f)	445,971	1,422,647
Option Care Health Inc (f)	4,600	150,328
Owens & Minor Inc (f)	77,300	510,180
PACS Group Inc (f)	400	3,967
Pennant Group Inc/The (f)	10,216	293,301
Privia Health Group Inc (f)	217,384	4,947,660
Progyny Inc (f)	143,736	3,090,324
Quest Diagnostics Inc	152,300	26,399,682
RadNet Inc (f)(g)	192,928	11,091,431
Select Medical Holdings Corp (g)	479,878	7,337,335
Surgery Partners Inc (f)(g)	92,307	2,179,368
Tenet Healthcare Corp (f)	423,667	71,502,280
UnitedHealth Group Inc	1,210,048	365,325,592
Universal Health Services Inc Class B	342,088	65,116,451
Viemed Healthcare Inc (f)	19,686	130,912
		1,366,064,996
Health Care Technology - 0.0%
Definitive Healthcare Corp Class A (f)	7,590	25,123
Doximity Inc Class A (f)	611,902	31,873,976
Evolent Health Inc Class A (f)(g)	25,861	192,664
Health Catalyst Inc (f)	967,515	3,676,557
HealthStream Inc (g)	46,324	1,297,998
LifeMD Inc (f)	36,200	442,002
Phreesia Inc (f)	88,017	2,155,536
Veeva Systems Inc Class A (f)	35,195	9,844,042
Waystar Holding Corp (f)	317,346	12,687,493
		62,195,391
Life Sciences Tools & Services - 0.8%
10X Genomics Inc Class A (f)(g)	18,000	171,540
Agilent Technologies Inc	179,668	20,108,443
Avantor Inc (f)	579,680	7,483,669
Azenta Inc (f)(g)	260,283	6,954,762
Bio-Rad Laboratories Inc Class A (f)(g)	48,507	11,007,694
Bio-Techne Corp	8,039	389,088
Charles River Laboratories International Inc (f)	11,652	1,580,361
CryoPort Inc (f)	2,600	15,625
Danaher Corp	806,008	153,060,919
Fortrea Holdings Inc (f)	21,317	91,662
ICON PLC (f)	81,359	10,599,451
Illumina Inc (f)	91,798	7,549,468
IQVIA Holdings Inc (f)	53,963	7,572,628
Medpace Holdings Inc (f)(g)	86,961	25,644,799
Mettler-Toledo International Inc (f)	24,854	28,719,294
Niagen Bioscience Inc (f)	209,816	2,270,209
QIAGEN NV (United States)	30,807	1,390,320
Quanterix Corp (f)(g)	1,824,188	9,485,778
Repligen Corp (f)(g)	88,644	10,466,197
Sotera Health Co (f)(g)	863	10,562
Thermo Fisher Scientific Inc	664,691	267,750,829
Waters Corp (f)	25,252	8,819,008
West Pharmaceutical Services Inc	800	168,680
		581,310,986
Pharmaceuticals - 1.9%
Aclaris Therapeutics Inc (f)	700	1,022
Amneal Intermediate Inc Class A (f)	19,500	142,740
Amphastar Pharmaceuticals Inc (f)	800	20,568
Atea Pharmaceuticals Inc (f)	113,648	337,535
Axsome Therapeutics Inc (f)(g)	5,014	527,272
Bristol-Myers Squibb Co	2,980,664	143,906,458
Corcept Therapeutics Inc (f)(g)	45,409	3,521,922
Edgewise Therapeutics Inc (f)	7,082	101,131
Eli Lilly & Co	732,563	540,389,749
Evolus Inc (f)	2,146	19,722
Fulcrum Therapeutics Inc (f)	51,823	356,283
GSK PLC ADR (g)	156,266	6,411,594
Haleon PLC ADR	1,579,209	17,924,022
Harmony Biosciences Holdings Inc (f)	22,809	786,911
Innoviva Inc (f)(g)	6,439	126,011
Jazz Pharmaceuticals PLC (f)	170,454	18,420,964
Johnson & Johnson	2,500,628	388,122,472
Merck & Co Inc	1,830,926	140,688,354
Novartis AG ADR	117,365	13,586,172
Nuvation Bio Inc Class A (f)(g)	42,169	89,398
Organon & Co	176,000	1,622,720
Pacira BioSciences Inc (f)	40,496	1,046,417
Paratek Pharmaceuticals Inc rights (f)(g)(i)	2,400	0
Pfizer Inc	2,747,705	64,543,590
Phathom Pharmaceuticals Inc (f)(g)	632,612	2,688,601
Phibro Animal Health Corp Class A	4,917	120,073
Prestige Consumer Healthcare Inc (f)(g)	133,380	11,426,665
Roche Holding AG ADR (g)	266,971	10,758,931
Royalty Pharma PLC Class A	86,000	2,827,680
SIGA Technologies Inc	984	5,884
Structure Therapeutics Inc ADR (f)(g)	60,209	1,310,148
Supernus Pharmaceuticals Inc (f)(g)	47,147	1,494,560
Tarsus Pharmaceuticals Inc (f)	14,835	637,163
Theravance Biopharma Inc (f)	8,124	74,416
Third Harmonic Bio Inc (f)(g)	19,206	100,063
Trevi Therapeutics Inc (f)(g)	155,199	1,010,345
Viatris Inc	2,811,832	24,716,003
Zoetis Inc Class A	297,416	50,153,260
		1,450,016,819
TOTAL HEALTH CARE		6,333,850,164

Industrials - 8.4%
Aerospace & Defense - 2.0%
AeroVironment Inc (f)(g)	104,388	18,584,196
ATI Inc (f)	107,291	8,544,655
Axon Enterprise Inc (f)	5,606	4,206,518
Boeing Co (f)	968,453	200,779,676
BWX Technologies Inc	106,946	13,432,418
Curtiss-Wright Corp	97,167	42,764,168
Ducommun Inc (f)	34,005	2,393,272
GE Aerospace	757,166	186,194,691
General Dynamics Corp	121,375	33,801,724
HEICO Corp Class A	97,643	23,028,125
Hexcel Corp	18,318	968,839
Howmet Aerospace Inc	955,604	162,347,564
Huntington Ingalls Industries Inc	129,286	28,838,535
Kratos Defense & Security Solutions Inc (f)(g)	604,700	22,307,383
L3Harris Technologies Inc	214,437	52,395,537
Leonardo DRS Inc (g)	17,328	732,974
Lockheed Martin Corp	268,179	129,364,186
Mercury Systems Inc (f)(g)	273,677	13,478,592
Moog Inc Class A	31,417	5,821,884
Northrop Grumman Corp	262,259	127,135,295
Park Aerospace Corp	2,355	32,146
Rocket Lab Corp (g)	77,200	2,068,188
RTX Corp	1,275,396	174,066,046
Standard Aero Inc	289,999	8,505,671
Textron Inc	390,934	28,940,844
TransDigm Group Inc	133,707	196,339,370
Triumph Group Inc (f)	15,444	398,301
V2X Inc (f)	49,221	2,228,727
Woodward Inc (g)	114,328	24,732,576
		1,514,432,101
Air Freight & Logistics - 0.2%
CH Robinson Worldwide Inc	334,974	32,147,455
Expeditors International of Washington Inc	211,017	23,787,946
FedEx Corp	150,914	32,914,344
GXO Logistics Inc (f)(g)	620,359	25,521,569
Hub Group Inc Class A (g)	19,174	646,356
United Parcel Service Inc Class B	278,447	27,159,720
		142,177,390
Building Products - 0.6%
A O Smith Corp	331,896	21,344,232
Advanced Drainage Systems Inc (g)	13,621	1,497,765
Allegion plc	194,744	27,789,969
Apogee Enterprises Inc	100	3,864
Armstrong World Industries Inc	124,694	19,406,127
AZEK Co Inc/The Class A (f)	165,709	8,204,253
Builders FirstSource Inc (f)	14,749	1,588,172
Carrier Global Corp	513,611	36,569,103
Fortune Brands Innovations Inc (g)	14,019	706,558
Gibraltar Industries Inc (f)	67,951	3,980,570
Griffon Corp	36,832	2,532,200
Janus International Group Inc (f)(g)	469,496	3,835,782
Johnson Controls International plc	197,462	20,016,723
Lennox International Inc	29,679	16,752,312
Masco Corp	136,204	8,501,854
Masterbrand Inc (f)	400	4,080
Owens Corning	243,593	32,629,282
Resideo Technologies Inc (f)	206,728	4,279,270
Tecnoglass Inc (g)	140,846	12,060,643
Trane Technologies PLC	524,332	225,604,330
Trex Co Inc (f)	213,046	11,902,880
UFP Industries Inc	19,700	1,921,932
Zurn Elkay Water Solutions Corp (g)	116,759	4,225,508
		465,357,409
Commercial Services & Supplies - 0.4%
ACV Auctions Inc Class A (f)	710,100	11,631,438
Brady Corp Class A	1,000	69,770
BrightView Holdings Inc (f)	169,151	2,635,373
Brink's Co/The (g)	170,767	14,013,140
Casella Waste Systems Inc Class A (f)(g)	88,292	10,348,705
Cintas Corp	231,786	52,499,530
Clean Harbors Inc (f)	99,151	22,486,455
Copart Inc (f)	784,211	40,371,183
CoreCivic Inc (f)	999,343	21,945,572
Deluxe Corp (g)	215,300	3,072,331
Ennis Inc	50,134	936,002
Enviri Corp (f)(g)	45,800	373,270
GEO Group Inc/The (f)	19,216	521,522
GFL Environmental Inc Subordinate Voting Shares (United States)	11,400	574,902
Healthcare Services Group Inc (f)	28,912	407,659
Interface Inc	614,786	12,351,051
MillerKnoll Inc	384,213	6,481,673
MSA Safety Inc (g)	72,869	11,875,461
OPENLANE Inc (f)	380,512	8,725,140
Pitney Bowes Inc	16,500	169,950
Pursuit Attractions and Hospitality Inc (f)	142,991	3,988,019
Republic Services Inc	26,900	6,921,101
Rollins Inc	541,550	31,003,738
Steelcase Inc Class A	77	794
Tetra Tech Inc	29,114	1,017,243
UniFirst Corp/MA	90,877	17,135,767
Veralto Corp	63,316	6,396,815
Vestis Corp	16,500	101,640
Waste Connections Inc (United States)	114,079	22,483,830
Waste Management Inc	101,685	24,503,034
		335,042,108
Construction & Engineering - 0.3%
Ameresco Inc Class A (f)	28,400	391,351
API Group Corp (f)	399,759	18,656,753
Comfort Systems USA Inc	101,311	48,449,960
Dycom Industries Inc (f)	4,182	961,525
EMCOR Group Inc	110,072	51,938,574
Everus Construction Group Inc (g)	98,271	5,690,874
Fluor Corp (f)	674,912	28,062,841
Granite Construction Inc (g)	7,200	644,040
Great Lakes Dredge & Dock Corp (f)	1,000	11,179
IES Holdings Inc (f)(g)	16,080	4,175,333
MasTec Inc (f)	125,632	19,589,798
Primoris Services Corp	203,480	14,672,943
Quanta Services Inc	21,700	7,433,552
Sterling Infrastructure Inc (f)(g)	133,656	25,128,665
Tutor Perini Corp (f)	17,156	632,713
WillScot Holdings Corp	903,597	24,351,939
		250,792,040
Electrical Equipment - 0.8%
Acuity Inc	68,823	17,886,409
AMETEK Inc	245,240	43,834,198
Array Technologies Inc (f)	400	2,640
Atkore Inc (g)	78,648	5,119,985
Bloom Energy Corp Class A (f)(g)	132,956	2,455,697
Eaton Corp PLC	519,268	166,269,614
Emerson Electric Co	750,410	89,583,946
EnerSys	6,000	501,780
GE Vernova Inc	194,185	91,845,621
Generac Holdings Inc (f)	71,202	8,695,900
Hubbell Inc (g)	90,382	35,211,020
Hyliion Holdings Corp Class A (f)(g)	3,600	5,544
NEXTracker Inc Class A (f)	68,668	3,892,789
NuScale Power Corp Class A (f)(g)	43,400	1,388,366
nVent Electric PLC	141,374	9,302,409
Powell Industries Inc (g)	75,688	12,835,928
Regal Rexnord Corp	89,073	11,885,901
Rockwell Automation Inc	136,684	43,130,636
Sensata Technologies Holding PLC (g)	26,662	694,812
Shoals Technologies Group Inc (f)	61,009	287,962
Sunrun Inc (f)	8,400	62,916
Vertiv Holdings Co Class A	353,857	38,191,786
		583,085,859
Ground Transportation - 0.7%
ArcBest Corp	132,148	8,284,358
Covenant Logistics Group Inc Class A	8,228	186,776
CSX Corp	6,172,339	194,984,189
Heartland Express Inc	700	6,265
Knight-Swift Transportation Holdings Inc	430,124	19,063,096
Landstar System Inc	67,941	9,322,864
Lyft Inc Class A (f)	278,117	4,238,503
Marten Transport Ltd	3,495	45,575
Norfolk Southern Corp	254,874	62,984,463
Old Dominion Freight Line Inc	294,085	47,103,594
Saia Inc (f)(g)	100,630	26,607,578
U-Haul Holding Co (f)(g)	5,000	320,000
U-Haul Holding Co Class N (g)	64,100	3,656,264
Uber Technologies Inc (f)	566,665	47,690,526
Union Pacific Corp	507,336	112,456,098
XPO Inc (f)	26,087	2,969,483
		539,919,632
Industrial Conglomerates - 0.5%
3M Co	1,733,814	257,211,307
Honeywell International Inc	707,191	160,298,984
		417,510,291
Machinery - 1.8%
3D Systems Corp (f)	4,800	7,440
AGCO Corp	218,500	21,408,630
Allison Transmission Holdings Inc	368,611	38,158,611
Atmus Filtration Technologies Inc	109,152	3,931,655
Blue Bird Corp (f)(g)	9,052	350,312
Caterpillar Inc	380,620	132,467,179
Chart Industries Inc (f)	79,023	12,395,548
CNH Industrial NV Class A (g)	2,666,939	33,363,407
Columbus McKinnon Corp/NY	1,489	21,680
Commercial Vehicle Group Inc (f)	3,400	4,419
Crane Co	4,954	849,116
Cummins Inc	238,154	76,561,748
Deere & Co	195,038	98,739,938
Donaldson Co Inc (g)	279,205	19,418,708
Dover Corp	254,171	45,178,895
Energy Recovery Inc (f)	19,223	242,402
Enerpac Tool Group Corp Class A	200	8,576
Esab Corp	187,181	23,021,391
Federal Signal Corp	119,325	11,224,903
Flowserve Corp	384,269	19,178,866
Fortive Corp	478,283	33,570,684
Franklin Electric Co Inc	700	60,473
Gates Industrial Corp PLC (f)	374,753	7,926,026
Gorman-Rupp Co/The	458	16,717
Graco Inc	422,336	35,754,966
Greenbrier Cos Inc/The	31,086	1,401,046
Helios Technologies Inc	300	9,096
Hyster-Yale Inc Class A	6,900	277,104
IDEX Corp	110,218	19,939,538
Illinois Tool Works Inc	152,266	37,317,351
Ingersoll Rand Inc	1,450,605	118,427,392
ITT Inc	164,004	24,689,162
JBT Marel Corp (g)	165,462	18,996,692
Kennametal Inc (g)	17,735	381,835
Lincoln Electric Holdings Inc	108,609	21,025,616
Manitowoc Co Inc/The (f)	47,912	503,555
Middleby Corp/The (f)(g)	114,195	16,687,315
Mueller Industries Inc (g)	207,774	16,179,361
Mueller Water Products Inc Class A1	2,500	61,325
Nordson Corp	29,000	6,147,710
Oshkosh Corp	149,400	14,818,986
Otis Worldwide Corp	851,485	81,189,095
PACCAR Inc	467,148	43,841,840
Parker-Hannifin Corp	190,501	126,626,015
Pentair PLC	267,082	26,489,193
RBC Bearings Inc (f)	45,039	16,478,419
REV Group Inc (g)	100,251	3,758,410
Shyft Group Inc/The (g)	23,438	245,865
Snap-on Inc	177,124	56,812,523
SPX Technologies Inc (f)	13,880	2,111,009
Stanley Black & Decker Inc (g)	554,315	36,268,830
Taylor Devices Inc (f)	200	7,385
Tennant CO	2,038	151,668
Timken Co/The (g)	51,300	3,513,537
Toro Co/The	90,091	6,827,096
Trinity Industries Inc	4,118	105,997
Wabash National Corp (g)	138,400	1,199,928
Watts Water Technologies Inc Class A	23,921	5,791,753
Westinghouse Air Brake Technologies Corp	39,021	7,894,729
Worthington Enterprises Inc	49,161	2,896,075
Xylem Inc/NY	126,317	15,920,995
		1,348,855,736
Marine Transportation - 0.0%
Kirby Corp (f)	52,144	5,769,211
Passenger Airlines - 0.1%
Alaska Air Group Inc (f)	67,087	3,416,741
Delta Air Lines Inc	512,700	24,809,553
SkyWest Inc (f)	37,871	3,842,013
Southwest Airlines Co	194,000	6,475,720
United Airlines Holdings Inc (f)	557,496	44,290,270
		82,834,297
Professional Services - 0.6%
Alight Inc Class A (g)	1,183,144	6,459,966
Amentum Holdings Inc	133	2,747
Automatic Data Processing Inc	88,385	28,771,969
Booz Allen Hamilton Holding Corp Class A	58,476	6,213,075
Broadridge Financial Solutions Inc	18,682	4,536,550
CACI International Inc (f)	131,486	56,276,008
CSG Systems International Inc	145,700	9,624,942
Dayforce Inc (f)	245,994	14,533,326
Equifax Inc	44,304	11,704,674
ExlService Holdings Inc (f)	435,772	20,041,154
Exponent Inc	97,870	7,471,396
First Advantage Corp (f)(g)	424,193	7,262,184
Forrester Research Inc (f)	218,458	2,322,209
Franklin Covey Co (f)(g)	21,605	505,125
FTI Consulting Inc (f)	200	32,832
Genpact Ltd	490,719	21,125,453
IBEX Holdings Ltd (f)	11,697	336,757
ICF International Inc	28,504	2,449,064
Innodata Inc (f)(g)	6,300	248,661
Insperity Inc	149,844	9,697,904
Jacobs Solutions Inc	3,500	442,050
KBR Inc	213,121	11,122,785
Kelly Services Inc Class A	5,974	70,015
Kforce Inc (g)	33,168	1,353,254
Legalzoom.com Inc (f)	85,290	778,698
Leidos Holdings Inc	126,777	18,828,920
ManpowerGroup Inc	285,488	11,976,222
Maximus Inc	10,461	758,527
Parsons Corp (f)(g)	37,034	2,401,285
Paycom Software Inc	93,738	24,286,578
Paylocity Holding Corp (f)	198,819	37,954,547
Robert Half Inc	369,605	16,924,213
Science Applications International Corp	78,240	9,039,850
SS&C Technologies Holdings Inc	160,262	12,950,772
TransUnion	160,197	13,717,669
TriNet Group Inc (g)	27,824	2,315,235
TrueBlue Inc (f)	22,200	133,200
TTEC Holdings Inc (f)	3,409	16,737
UL Solutions Inc Class A (g)	129,112	9,231,508
Upwork Inc (f)(g)	940,484	14,568,097
Verisk Analytics Inc	90,871	28,546,216
Verra Mobility Corp Class A (f)	408,828	9,668,782
Willdan Group Inc (f)	122,853	6,640,205
		443,341,361
Trading Companies & Distributors - 0.4%
Applied Industrial Technologies Inc	76,107	17,239,758
BlueLinx Holdings Inc (f)(g)	21,104	1,412,280
Boise Cascade Co	38,394	3,335,671
Core & Main Inc Class A (f)	157,030	8,606,814
DNOW Inc (f)	194,171	2,799,946
DXP Enterprises Inc/TX (f)	1,113	92,022
Fastenal Co	114,440	4,730,950
Ferguson Enterprises Inc	140,855	25,683,501
FTAI Aviation Ltd	14,512	1,700,081
Global Industrial Co	2,100	54,704
GMS Inc (f)(g)	175,020	13,254,265
Herc Holdings Inc (g)	73,345	9,094,780
Hudson Technologies Inc (f)(g)	79,201	566,287
McGrath RentCorp	184,560	20,740,853
Mrc Global Inc (f)	38,272	474,955
MSC Industrial Direct Co Inc Class A (g)	86,223	7,001,308
Rush Enterprises Inc Class A (g)	2,489	123,578
SiteOne Landscape Supply Inc (f)(g)	132,790	15,511,200
United Rentals Inc	106,633	75,536,685
Watsco Inc (g)	65,240	28,938,507
Wesco International Inc	188,591	31,662,543
WW Grainger Inc	934	1,015,781
		269,576,469
TOTAL INDUSTRIALS		6,398,693,904

Information Technology - 21.5%
Communications Equipment - 0.7%
ADTRAN Holdings Inc (f)	64,545	518,296
Applied Optoelectronics Inc (f)(g)	246,120	3,795,170
Arista Networks Inc	969,702	84,014,981
Calix Inc (f)	130,955	6,055,359
Ciena Corp (f)	187,335	14,998,040
Cisco Systems Inc	4,965,717	313,038,800
F5 Inc (f)	81,978	23,394,882
Harmonic Inc (f)	20,500	184,910
Juniper Networks Inc	797,903	28,668,655
KVH Industries Inc (f)	1,756	9,500
Lumentum Holdings Inc (f)(g)	126,787	9,164,164
Motorola Solutions Inc	90,736	37,689,920
Netgear Inc (f)	367,420	10,776,429
NetScout Systems Inc (f)	25,479	581,940
Ubiquiti Inc (g)	469	185,391
Viasat Inc (f)	2,100	18,333
		533,094,770
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp Class A	1,049,276	94,361,392
Arlo Technologies Inc (f)	32,500	465,400
Arrow Electronics Inc (f)(g)	99,200	11,743,296
Avnet Inc	320,938	16,050,109
Badger Meter Inc (g)	65,092	16,157,136
Bel Fuse Inc Class B (g)	82,387	6,080,161
Belden Inc	52,050	5,527,710
Benchmark Electronics Inc	17,200	628,144
CDW Corp/DE	99,532	17,951,592
Cognex Corp	362,929	10,876,982
Coherent Corp (f)	298,537	22,578,353
Corning Inc	82,185	4,075,554
Crane NXT Co (g)	20,955	1,123,398
ePlus Inc (f)	146,290	10,440,717
Flex Ltd (f)	1,115,463	47,184,085
Identiv Inc (f)	666,297	2,178,791
Insight Enterprises Inc (f)	31,078	4,052,260
IPG Photonics Corp (f)(g)	168,385	11,157,190
Jabil Inc	175,630	29,507,596
Keysight Technologies Inc (f)	309,162	48,550,800
Lightwave Logic Inc (f)(g)	8,199	8,035
M-Tron Industries Inc warrants 3/11/2028 (f)	300	243
Methode Electronics Inc	59,155	470,282
Mirion Technologies Inc Class A (f)	285,607	5,455,094
Napco Security Technologies Inc	70,724	1,973,200
PC Connection Inc (g)	27,813	1,818,970
Plexus Corp (f)	14,886	1,953,936
Sanmina Corp (f)	142,956	12,106,944
SmartRent Inc Class A (f)	28,319	23,910
TD SYNNEX Corp	313,314	38,017,521
Teledyne Technologies Inc (f)	89,738	44,766,699
Trimble Inc (f)	60,712	4,326,944
TTM Technologies Inc (f)(g)	627,691	18,742,853
Vishay Precision Group Inc (f)(g)	423,867	10,901,859
Vontier Corp	336,321	12,023,476
Zebra Technologies Corp Class A (f)	85,613	24,808,079
		538,088,711
IT Services - 0.4%
Amdocs Ltd	367,392	33,711,890
ASGN Inc (f)(g)	85,215	4,500,204
Cognizant Technology Solutions Corp Class A	1,099,884	89,079,605
DXC Technology Co (f)	219,749	3,340,185
EPAM Systems Inc (f)	37,935	6,619,278
Fastly Inc Class A (f)	2,300	16,744
Gartner Inc (f)	69,065	30,141,347
Globant SA (f)(g)	52,428	5,142,663
GoDaddy Inc Class A (f)	43,551	7,932,815
Hackett Group Inc/The	48,410	1,187,013
IBM Corporation	318,931	82,622,265
Kyndryl Holdings Inc (f)(g)	14,300	558,272
MongoDB Inc Class A (f)	46,617	8,802,688
Okta Inc Class A (f)	58,741	6,060,309
Snowflake Inc Class A (f)	62,178	12,788,149
TSS Inc/MD (f)(g)	2,800	40,432
Unisys Corp (f)	52,500	250,425
VeriSign Inc	11,631	3,169,099
		295,963,383
Semiconductors & Semiconductor Equipment - 7.7%
ACM Research Inc Class A (f)	9,940	224,147
Advanced Micro Devices Inc (f)	1,311,207	145,189,951
Ambarella Inc (f)	19,686	1,036,271
Amkor Technology Inc	55,900	1,007,318
Analog Devices Inc	759,104	162,433,074
Applied Materials Inc	759,620	119,070,435
Astera Labs Inc (f)	23,541	2,135,640
Axcelis Technologies Inc (f)(g)	62,508	3,521,701
AXT Inc (f)	1,800	2,718
Broadcom Inc	4,548,865	1,101,143,751
Cirrus Logic Inc (f)	207,859	20,445,011
Credo Technology Group Holding Ltd (f)	54,119	3,299,094
Diodes Inc (f)	90,517	4,018,955
Enphase Energy Inc (f)	500	20,695
Entegris Inc	143,375	9,855,598
Everspin Technologies Inc (f)(g)	10,350	58,064
First Solar Inc (f)	242,867	38,392,415
FormFactor Inc (f)(g)	300,926	8,982,641
Intel Corp	603,189	11,792,345
inTEST Corp (f)	369	2,232
KLA Corp	78,706	59,570,997
Lam Research Corp	731,778	59,120,345
Lattice Semiconductor Corp (f)(g)	289,617	13,015,388
MACOM Technology Solutions Holdings Inc (f)	126,865	15,428,053
Marvell Technology Inc	501,000	30,155,190
Maxeon Solar Technologies Ltd (f)(g)	232	708
MaxLinear Inc Class A (f)	42,583	485,020
Microchip Technology Inc	142,500	8,270,700
Micron Technology Inc	1,077,724	101,801,809
MKS Inc	98,823	8,122,262
Monolithic Power Systems Inc	63,327	41,916,141
NVE Corp	9,320	663,211
NVIDIA Corp	25,952,524	3,506,964,569
Onto Innovation Inc (f)	25,222	2,318,911
PDF Solutions Inc (f)	5,209	92,199
Photronics Inc (f)	138,842	2,320,050
Power Integrations Inc (g)	128,119	6,371,358
QUALCOMM Inc	1,506,150	218,692,980
Rambus Inc (f)	21,222	1,134,740
Semtech Corp (f)(g)	264,446	9,871,769
Silicon Laboratories Inc (f)	7,697	927,719
SiTime Corp (f)(g)	16,361	3,207,901
SkyWater Technology Inc (f)(g)	3,900	35,256
Skyworks Solutions Inc (g)	85,027	5,869,414
Synaptics Inc (f)(g)	61,244	3,598,697
Teradyne Inc	9,000	707,400
Texas Instruments Inc	841,507	153,869,555
Ultra Clean Holdings Inc (f)	7,900	153,023
		5,887,317,421
Software - 8.1%
8x8 Inc (f)	45,465	74,563
ACI Worldwide Inc (f)	445,444	20,606,239
Adobe Inc (f)	381,898	158,522,041
Agilysys Inc (f)	61,163	6,477,773
Alarm.com Holdings Inc (f)	47,853	2,746,762
AppLovin Corp Class A (f)	4,300	1,689,900
Asana Inc Class A (f)	87,938	1,574,970
Aurora Innovation Inc Class A (f)(g)	123,900	750,834
Autodesk Inc (f)	221,472	65,582,289
AvePoint Inc Class A (f)	27,500	512,875
Box Inc Class A (f)	54,000	2,042,280
Braze Inc Class A (f)	13,078	481,270
C3.ai Inc Class A (f)	12,490	332,109
Cadence Design Systems Inc (f)	344,639	98,935,518
Ccc Intelligent Solutions Holdings Inc Class A (f)	1,021,747	8,970,939
Cerence Inc (f)(g)	39,400	335,294
Clear Secure Inc Class A (g)	181,255	4,486,061
Clearwater Analytics Holdings Inc Class A (f)	431,259	9,962,083
Commvault Systems Inc (f)	118,472	21,698,147
Confluent Inc Class A (f)(g)	554,876	12,778,794
Consensus Cloud Solutions Inc (f)(g)	13,200	290,004
Crowdstrike Holdings Inc Class A (f)	58,715	27,676,490
CyberArk Software Ltd (f)	36,180	13,848,980
Digital Turbine Inc (f)	19,372	91,436
Dolby Laboratories Inc Class A	114,362	8,492,522
Domo Inc Class B (f)	662,161	8,409,445
DoubleVerify Holdings Inc (f)	76,255	1,047,744
Dropbox Inc Class A (f)	521,900	15,062,034
Dynatrace Inc (f)	467,086	25,227,315
Elastic NV (f)	99,009	8,006,858
Fair Isaac Corp (f)	31,266	53,973,870
Five9 Inc (f)	166,802	4,421,921
Fortinet Inc (f)	595,610	60,621,186
Freshworks Inc Class A (f)	114,510	1,748,568
Gen Digital Inc	2,578,928	73,447,869
Gitlab Inc Class A (f)	217,798	9,911,987
Guidewire Software Inc (f)	12,296	2,643,886
HubSpot Inc (f)	52,863	31,183,884
I3 Verticals Inc Class A (f)(g)	627,787	15,512,617
Informatica Inc Class A (f)(g)	70,703	1,697,579
Intapp Inc (f)	200	11,024
Intuit Inc	224,155	168,894,068
Jamf Holding Corp (f)	3,300	34,650
JFrog Ltd (f)	24,235	1,040,651
Klaviyo Inc Class A (f)	53,000	1,802,000
Life360 Inc (f)	200	12,710
LiveRamp Holdings Inc (f)	73,892	2,407,401
Manhattan Associates Inc (f)	186,591	35,224,649
Microsoft Corp	8,248,725	3,797,383,041
Monday.com Ltd (f)	20,401	6,069,093
N-able Inc/US (f)	101,400	789,906
NCR Voyix Corp (f)(g)	284,958	3,160,184
Nutanix Inc Class A (f)	40,807	3,129,489
Ooma Inc (f)	22,185	302,825
Oracle Corp	2,203,628	364,766,543
Palantir Technologies Inc Class A (f)	987,718	130,161,478
Palo Alto Networks Inc (f)	307,650	59,198,013
Porch Group Inc (f)(g)	1,496,431	13,647,451
Procore Technologies Inc (f)(g)	161,100	10,821,087
PROS Holdings Inc (f)	6,624	116,516
PTC Inc (f)	21,002	3,535,057
Q2 Holdings Inc (f)	6,031	527,833
Qualys Inc (f)	121,951	16,896,311
Rapid7 Inc (f)	64,132	1,471,829
Rimini Street Inc (f)	512,429	1,562,908
RingCentral Inc Class A (f)	70,826	1,836,518
Roper Technologies Inc	103,711	59,143,272
Rubrik Inc Class A (f)	3,036	289,483
SailPoint Inc (g)	380,786	6,709,449
Salesforce Inc	1,268,461	336,611,496
SEMrush Holdings Inc Class A (f)	3,600	35,424
SentinelOne Inc Class A (f)	12,400	218,364
Servicenow Inc (f)	122,550	123,909,080
SoundThinking Inc (f)(g)	2,480	38,465
Synopsys Inc (f)	93,718	43,483,278
Tenable Holdings Inc (f)	99,101	3,193,034
Teradata Corp (f)	202,280	4,442,069
Tyler Technologies Inc (f)	45,600	26,310,744
UiPath Inc Class A (f)	486,800	6,479,308
Unity Software Inc (f)(g)	88,991	2,320,885
Upland Software Inc (f)	19,212	41,498
Varonis Systems Inc (f)	73,374	3,498,472
Verint Systems Inc (f)(g)	25,489	447,077
Weave Communications Inc (f)	681,099	6,572,605
Workday Inc Class A (f)	114,115	28,267,427
Workiva Inc Class A (f)	44,994	3,027,646
Xperi Inc (f)	68,300	532,057
Yext Inc (f)	6,700	44,957
Zeta Global Holdings Corp Class A (f)	664,051	8,725,630
Zscaler Inc (f)	49,479	13,641,360
		6,084,663,251
Technology Hardware, Storage & Peripherals - 3.9%
Apple Inc	13,632,486	2,738,084,813
Dell Technologies Inc Class C	368,682	41,023,246
Diebold Nixdorf Inc (f)(g)	255,345	12,299,969
Hewlett Packard Enterprise Co	855,500	14,783,040
HP Inc	593,600	14,780,640
Immersion Corp	14,305	107,574
IonQ Inc (f)(g)	42,780	1,725,745
NetApp Inc	183,315	18,177,515
Pure Storage Inc Class A (f)	1,018,907	54,603,226
Sandisk Corp/DE	103,762	3,910,790
Seagate Technology Holdings PLC	799,769	94,324,756
Super Micro Computer Inc (f)(g)	19,700	788,394
Western Digital Corp (f)	223,804	11,537,096
		3,006,146,804
TOTAL INFORMATION TECHNOLOGY		16,345,274,340

Materials - 1.7%
Chemicals - 1.0%
Air Products and Chemicals Inc	26,660	7,435,741
Albemarle Corp (g)	37,100	2,068,696
Alto Ingredients Inc (f)	40,000	37,119
American Vanguard Corp	26,288	129,337
Ashland Inc	16,400	811,964
Avient Corp	432,035	15,609,425
Axalta Coating Systems Ltd (f)	119,626	3,684,481
Balchem Corp	73,782	12,299,459
Cabot Corp	46,243	3,453,890
Celanese Corp	88,801	4,691,357
CF Industries Holdings Inc	279,908	25,390,455
Chemours Co/The (g)	60,277	610,606
Corteva Inc	506,438	35,855,810
DuPont de Nemours Inc	126,767	8,468,036
Eastman Chemical Co	110,200	8,636,374
Ecolab Inc	100,607	26,723,231
Element Solutions Inc	109,144	2,333,499
FMC Corp	129,107	5,236,580
Huntsman Corp (g)	309,413	3,446,861
Ingevity Corp (f)(g)	52,692	2,179,868
Innospec Inc	45,142	3,840,681
International Flavors & Fragrances Inc	1,700	130,152
Intrepid Potash Inc (f)	3,800	143,488
Koppers Holdings Inc	1,950	59,903
Linde PLC	682,525	319,135,040
LyondellBasell Industries NV Class A1	60,300	3,406,347
Mativ Holdings Inc (g)	83,093	475,292
Minerals Technologies Inc (g)	107,644	6,112,026
Mosaic Co/The	949,569	34,317,424
NewMarket Corp	13,357	8,602,709
Olin Corp	25,699	498,818
Perimeter Solutions Inc	12,469	150,501
PPG Industries Inc	300,522	33,297,838
Rayonier Advanced Materials Inc (f)	36,612	140,956
RPM International Inc	467,001	53,163,394
Sherwin-Williams Co/The	268,607	96,378,878
Tronox Holdings PLC	55,934	317,705
		729,273,941
Construction Materials - 0.2%
Eagle Materials Inc	146,146	29,552,183
James Hardie Industries PLC ADR (f)(g)	367,856	8,571,045
Martin Marietta Materials Inc (g)	176,132	96,441,077
United States Lime & Minerals Inc	20,632	2,120,556
Vulcan Materials Co	145,233	38,496,911
		175,181,772
Containers & Packaging - 0.2%
Amcor PLC	940,024	8,563,619
AptarGroup Inc	196,683	31,154,587
Avery Dennison Corp	45,275	8,046,726
Ball Corp	254,697	13,646,665
Crown Holdings Inc	167,581	16,506,729
Graphic Packaging Holding CO (g)	582,144	12,935,240
International Paper Co	562,506	26,893,412
Myers Industries Inc	3,700	46,952
O-I Glass Inc (f)	223,200	2,926,151
Packaging Corp of America	119,863	23,153,936
Smurfit WestRock PLC (g)	1,038,842	45,013,024
		188,887,041
Metals & Mining - 0.3%
Alcoa Corp	38,276	1,024,649
Alpha Metallurgical Resources Inc (f)(g)	22,613	2,533,561
Carpenter Technology Corp	24,604	5,781,940
Century Aluminum Co (f)	97,679	1,513,048
Cleveland-Cliffs Inc (f)(g)	532,837	3,106,440
Coeur Mining Inc (f)(g)	238,733	1,928,963
Compass Minerals International Inc (f)	36,907	708,983
Freeport-McMoRan Inc	1,023,974	39,402,520
Kaiser Aluminum Corp (g)	9,590	696,138
Materion Corp	8,561	662,878
Newmont Corp	971,667	51,226,284
Nucor Corp	83,508	9,132,435
Olympic Steel Inc	38,023	1,127,382
Piedmont Lithium Inc (f)(g)	8,411	51,980
Ramaco Resources Inc Class A (g)	401,651	3,658,539
Ramaco Resources Inc Class B (j)	3,706	27,609
Reliance Inc (g)	46,715	13,679,086
Royal Gold Inc	132,427	23,587,897
Ryerson Holding Corp	12,353	256,448
Steel Dynamics Inc	272,758	33,568,327
SunCoke Energy Inc	157,687	1,283,572
United States Steel Corp (g)	33,639	1,810,451
Warrior Met Coal Inc (g)	85,365	3,879,839
Worthington Steel Inc	2,600	64,740
		200,713,709
Paper & Forest Products - 0.0%
Clearwater Paper Corp (f)	2,399	69,067
Louisiana-Pacific Corp	64,072	5,770,965
Magnera Corp (f)	12,394	148,976
Sylvamo Corp	95,501	5,058,688
		11,047,696
TOTAL MATERIALS		1,305,104,159

Real Estate - 1.5%
Diversified REITs - 0.0%
Alexander & Baldwin Inc	68,030	1,218,417
Alpine Income Property Trust Inc	5,400	82,728
American Assets Trust Inc	16,500	329,010
Armada Hoffler Properties Inc Class A	7,600	52,895
Broadstone Net Lease Inc Class A	269,993	4,295,589
Essential Properties Realty Trust Inc	26,400	858,000
Gladstone Commercial Corp	12,002	172,229
		7,008,868
Health Care REITs - 0.3%
Alexandria Real Estate Equities Inc	592,737	41,604,210
American Healthcare REIT Inc	284,320	9,934,141
CareTrust REIT Inc	158,248	4,551,212
Community Healthcare Trust Inc	7,300	119,281
Healthcare Realty Trust Inc	680,513	9,867,439
Healthpeak Properties Inc	237,885	4,141,578
LTC Properties Inc	7,800	276,042
Omega Healthcare Investors Inc	263,871	9,763,227
Sabra Health Care REIT Inc	71,700	1,253,316
Ventas Inc	1,233,014	79,258,140
Welltower Inc	479,828	74,027,864
		234,796,450
Hotel & Resort REITs - 0.0%
Chatham Lodging Trust	23,186	165,316
DiamondRock Hospitality Co	59,622	455,512
Host Hotels & Resorts Inc	422,600	6,546,074
Park Hotels & Resorts Inc	84,095	871,224
RLJ Lodging Trust	146,703	1,070,932
Ryman Hospitality Properties Inc	61,279	5,950,804
		15,059,862
Industrial REITs - 0.2%
Americold Realty Trust Inc	622,218	10,310,152
EastGroup Properties Inc	53,400	9,053,970
First Industrial Realty Trust Inc	413,692	20,448,796
Industrial Logistics Properties Trust	36,800	121,072
LXP Industrial Trust	600	5,148
Prologis Inc	436,769	47,433,114
Rexford Industrial Realty Inc	981,437	34,585,840
STAG Industrial Inc Class A	248,618	8,845,828
Terreno Realty Corp	29,600	1,670,032
		132,473,952
Office REITs - 0.0%
Brandywine Realty Trust	656,800	2,778,264
BXP Inc	200	13,466
City Office Reit Inc	19,010	92,769
COPT Defense Properties	511,705	14,046,302
Cousins Properties Inc	7,200	202,104
Douglas Emmett Inc	1,400	19,922
Empire State Realty Trust Inc Class A	19,106	146,352
Franklin Street Properties Corp	18,574	33,805
Highwoods Properties Inc	600	17,820
Hudson Pacific Properties Inc	26,000	48,360
Kilroy Realty Corp	36,300	1,168,860
Office Properties Income Trust	83,006	16,020
Orion Properties Inc	17,000	32,470
Paramount Group Inc	1,100	6,655
Piedmont Office Realty Trust Inc Class A1	784,400	5,584,928
SL Green Realty Corp	100	5,677
Vornado Realty Trust	3,595	135,424
		24,349,198
Real Estate Management & Development - 0.1%
Anywhere Real Estate Inc (f)	344,034	1,200,679
CBRE Group Inc Class A (f)	201,662	25,211,783
CoStar Group Inc (f)	370,273	27,237,282
Douglas Elliman Inc (f)(g)	934,810	2,542,683
Forestar Group Inc (f)	8,000	153,200
Howard Hughes Holdings Inc (f)	63,221	4,318,627
Jones Lang LaSalle Inc (f)	101,796	22,669,969
Kennedy-Wilson Holdings Inc	62,985	401,214
Newmark Group Inc Class A	422	4,646
RE/MAX Holdings Inc Class A (f)	17,700	133,635
Seritage Growth Properties Class A (f)	30,600	86,292
St Joe Co/The	20,891	934,037
Zillow Group Inc Class A (f)	5,973	395,233
		85,289,280
Residential REITs - 0.2%
American Homes 4 Rent Class A	1,732	65,556
Apartment Investment and Management Co Class A	47,500	379,050
AvalonBay Communities Inc	151,120	31,247,083
Camden Property Trust	165,057	19,392,547
Equity LifeStyle Properties Inc	195,477	12,426,473
Equity Residential	183,281	12,855,329
Essex Property Trust Inc	59,652	16,935,203
Independence Realty Trust Inc	570,325	10,602,342
Invitation Homes Inc	118,400	3,990,080
NexPoint Residential Trust Inc	35,360	1,202,240
Sun Communities Inc	205,930	25,419,999
UDR Inc	4,680	193,892
Veris Residential Inc	21,760	330,752
		135,040,546
Retail REITs - 0.1%
Agree Realty Corp (g)	187,151	14,092,470
Brixmor Property Group Inc	285,303	7,249,549
Curbline Properties Corp	54,600	1,238,874
Federal Realty Investment Trust	2,599	248,153
InvenTrust Properties Corp	21,700	609,553
Kimco Realty Corp	1,808,353	38,445,585
Kite Realty Group Trust	75,621	1,672,737
Macerich Co/The	100,700	1,629,326
NNN REIT Inc	309,927	12,942,552
Realty Income Corp	38,900	2,202,518
Regency Centers Corp	122,579	8,844,075
Saul Centers Inc	5,900	198,712
Simon Property Group Inc	118,392	19,306,183
SITE Centers Corp	120,173	1,432,462
Tanger Inc	79,346	2,364,511
Urban Edge Properties	49,534	899,537
		113,376,797
Specialized REITs - 0.6%
American Tower Corp	712,246	152,883,604
Crown Castle Inc	142,993	14,349,348
CubeSmart	692,336	29,604,287
Digital Realty Trust Inc	254,068	43,577,743
Equinix Inc	151,101	134,301,591
Extra Space Storage Inc	56,532	8,544,812
Four Corners Property Trust Inc	62,057	1,713,394
Iron Mountain Inc	20,000	1,974,200
PotlatchDeltic Corp	741	29,151
Public Storage Operating Co	65,293	20,137,014
Rayonier Inc	19,400	459,780
VICI Properties Inc	43,538	1,380,590
		408,955,514
TOTAL REAL ESTATE		1,156,350,467

Utilities - 2.0%
Electric Utilities - 1.4%
Alliant Energy Corp	1,575	98,012
American Electric Power Co Inc	207,845	21,509,879
Constellation Energy Corp	406,564	124,469,569
Duke Energy Corp	346,003	40,731,473
Edison International	533,953	29,714,484
Entergy Corp	873,277	72,726,509
Evergy Inc	142,896	9,489,723
Exelon Corp	915,353	40,110,768
FirstEnergy Corp	1,028,040	43,115,998
IDACORP Inc (g)	220,432	26,220,386
NextEra Energy Inc	3,369,780	238,041,259
NRG Energy Inc	377,858	58,908,062
OGE Energy Corp	63,000	2,801,610
Otter Tail Corp	100	7,718
PG&E Corp	3,258,451	55,002,653
Pinnacle West Capital Corp	616	56,198
Portland General Electric Co	57,627	2,443,385
PPL Corp	2,625,121	91,222,955
Southern Co/The	1,710,272	153,924,480
TXNM Energy Inc	514,278	29,154,420
Xcel Energy Inc	793,736	55,640,894
		1,095,390,435
Gas Utilities - 0.1%
Atmos Energy Corp (g)	282,883	43,756,342
National Fuel Gas Co	149,200	12,314,968
New Jersey Resources Corp	153,893	7,062,150
ONE Gas Inc (g)	84,139	6,290,232
Southwest Gas Holdings Inc	173,706	12,477,302
UGI Corp	415,000	14,964,900
		96,865,894
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp/The	403,000	4,066,270
Clearway Energy Inc Class C	1,300	40,001
Montauk Renewables Inc (f)(g)	5,579	10,265
Talen Energy Corp (f)	97,401	23,760,975
Vistra Corp	131,999	21,195,079
		49,072,590
Multi-Utilities - 0.4%
Ameren Corp	222,084	21,515,498
Avista Corp	47,167	1,816,401
Black Hills Corp	3,523	205,990
CenterPoint Energy Inc (g)	82,747	3,081,498
CMS Energy Corp	370,304	26,006,450
Consolidated Edison Inc	582,033	60,816,628
Dominion Energy Inc	586,057	33,211,850
DTE Energy Co	324,727	44,373,945
NiSource Inc	271,554	10,737,245
Northwestern Energy Group Inc	234,141	12,955,022
Public Service Enterprise Group Inc	261,600	21,197,448
Sempra	385,811	30,320,886
WEC Energy Group Inc	77,200	8,294,368
		274,533,229
Water Utilities - 0.0%
California Water Service Group	7,766	366,943
Consolidated Water Co Ltd	28,697	775,680
H2O America	14,645	768,570
		1,911,193
TOTAL UTILITIES		1,517,773,341

TOTAL UNITED STATES		60,812,465,150
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd (f)	130,222	1,929,109
TOTAL COMMON STOCKS (Cost $30,196,882,927)		62,062,724,538

Domestic Equity Funds - 16.4%
	Shares	Value ($)
Fidelity Advisor Blue Chip Growth Fund - Class Z (k)	479,977	104,966,204
Fidelity Advisor Small Cap Growth Fund - Class Z (k)	17,559,200	556,977,809
Fidelity Extended Market Index Fund (k)	26,435,245	2,328,152,049
Fidelity Growth Company Fund (k)	88,189,463	3,448,208,019
Fidelity Mid Cap Index Fund (k)	88,961	3,035,349
Fidelity SAI Inflation-Focused Fund (k)	14	1,185
Fidelity SAI Real Estate Index Fund (k)	445,223	2,275,090
Fidelity SAI U.S. Large Cap Index Fund (k)	61,191,766	1,436,782,664
Fidelity SAI U.S. Low Volatility Index Fund (k)	16,057,742	356,160,722
Fidelity SAI U.S. Momentum Index Fund (k)	23,707,370	434,556,084
Fidelity SAI U.S. Quality Index Fund (k)	127,276,899	2,777,181,933
iShares Core S&P 500 ETF (v)	1,717,262	1,016,876,693
SPDR S&P 500 ETF	44,200	26,051,038
TOTAL DOMESTIC EQUITY FUNDS (Cost $9,208,244,186)		12,491,224,839

Foreign Government and Government Agency Obligations - 0.0%
		Principal Amount (a)	Value ($)
JAPAN - 0.0%
Japan Government 2.4% 3/20/2055	JPY	620,000,000	3,922,121
MEXICO - 0.0%
United Mexican States 6% 5/13/2030		200,000	206,000
United Mexican States 6.875% 5/13/2037		700,000	708,400
United Mexican States 7.375% 5/13/2055		300,000	296,550
United Mexican States 8% 11/7/2047	MXN	20,700,000	872,173
United Mexican States 8.5% 3/1/2029	MXN	18,000,000	923,662
TOTAL MEXICO			3,006,785
PERU - 0.0%
Peruvian Republic 5.4% 8/12/2034 (h)	PEN	23,900,000	6,122,104
Peruvian Republic 6.15% 8/12/2032 (b)	PEN	11,600,000	3,264,993
Peruvian Republic 6.95% 8/12/2031 (h)	PEN	4,100,000	1,228,530
Peruvian Republic 7.3% 8/12/2033 (b)(h)	PEN	1,000,000	295,890
TOTAL PERU			10,911,517
POLAND - 0.0%
Republic of Poland 4.75% 7/25/2029	PLN	6,800,000	1,808,961
SAUDI ARABIA - 0.0%
Kingdom of Saudi Arabia 5.625% 1/13/2035 (b)		5,200,000	5,356,052
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $23,935,604)			25,005,436

Non-Convertible Corporate Bonds - 0.1%
		Principal Amount (a)	Value ($)
CANADA - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
CPPIB Capital Inc 4.3% 6/2/2034 (h)	CAD	1,900,000	1,444,006
ITALY - 0.0%
Financials - 0.0%
Banks - 0.0%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (b)		300,000	319,488
JAPAN - 0.0%
Financials - 0.0%
Banks - 0.0%
Norinchukin Bank/The 5.094% 10/16/2029 (b)		900,000	902,882
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
UBS Group AG 6.537% 8/12/2033 (b)(c)		9,150,000	9,822,939
UNITED KINGDOM - 0.0%
Financials - 0.0%
Banks - 0.0%
Barclays PLC 6.224% 5/9/2034 (c)		4,780,000	4,990,337
UNITED STATES - 0.1%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile USA Inc 5.75% 1/15/2034		800,000	829,560
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hyatt Hotels Corp 5.75% 3/30/2032		100,000	100,947
Las Vegas Sands Corp 6.2% 8/15/2034		400,000	396,690
			497,637
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Mars Inc 5.2% 3/1/2035 (b)		200,000	199,250
Financials - 0.1%
Banks - 0.1%
Bank of America Corp 2.592% 4/29/2031 (c)		5,540,000	4,998,433
Bank of America Corp 5.288% 4/25/2034 (c)		4,860,000	4,868,476
JPMorgan Chase & Co 4.946% 10/22/2035 (c)		600,000	582,216
JPMorgan Chase & Co 4.995% 7/22/2030 (c)		4,910,000	4,955,845
JPMorgan Chase & Co 5.766% 4/22/2035 (c)		4,700,000	4,860,698
Wells Fargo & Co 5.198% 1/23/2030 (c)		4,880,000	4,959,764
Wells Fargo & Co 5.557% 7/25/2034 (c)		4,820,000	4,881,689
			30,107,121
Capital Markets - 0.0%
GA Global Funding Trust 5.5% 4/1/2032 (b)		200,000	200,622
GA Global Funding Trust 5.9% 1/13/2035 (b)		400,000	399,852
Goldman Sachs Group Inc/The 5.851% 4/25/2035 (c)		9,430,000	9,704,719
Morgan Stanley 5.042% 7/19/2030 (c)		4,910,000	4,958,763
Morgan Stanley 5.424% 7/21/2034 (c)		4,840,000	4,883,635
			20,147,591
Insurance - 0.0%
F&G Global Funding 5.875% 1/16/2030 (b)		200,000	203,293
Jackson National Life Global Funding 5.35% 1/13/2030 (b)		2,400,000	2,447,892
Jackson National Life Global Funding U.S. SOFR Index + 0.97%, 5.2952% 1/14/2028 (b)(c)(d)		200,000	201,232
			2,852,417
TOTAL FINANCIALS			53,107,129

Health Care - 0.0%
Health Care Providers & Services - 0.0%
HCA Inc 5.45% 9/15/2034		900,000	891,024
Information Technology - 0.0%
IT Services - 0.0%
CDW LLC / CDW Finance Corp 5.55% 8/22/2034		900,000	886,567
Semiconductors & Semiconductor Equipment - 0.0%
Broadcom Inc 3.419% 4/15/2033 (b)		1,000,000	892,032
TOTAL INFORMATION TECHNOLOGY			1,778,599

Utilities - 0.0%
Electric Utilities - 0.0%
Edison International 6.25% 3/15/2030		300,000	303,857
Pacific Gas and Electric Co 3.3% 12/1/2027		200,000	192,282
Pacific Gas and Electric Co 4.5% 7/1/2040		699,000	572,648
Pacific Gas and Electric Co 5.45% 6/15/2027		100,000	100,991
Pacific Gas and Electric Co 5.7% 3/1/2035		300,000	294,968
Pacific Gas and Electric Co 6.15% 1/15/2033		800,000	813,524
Pacific Gas and Electric Co 6.15% 3/1/2055		400,000	370,505
Pacific Gas and Electric Co 6.7% 4/1/2053		1,984,000	1,964,829
Southern California Edison Co 3.45% 2/1/2052		200,000	123,338
Southern California Edison Co 4.65% 10/1/2043		700,000	555,251
Southern California Edison Co 4.7% 6/1/2027		800,000	798,149
Southern California Edison Co 4.875% 3/1/2049		600,000	470,493
Southern California Edison Co 5.2% 6/1/2034		900,000	861,930
			7,422,765
TOTAL UNITED STATES			64,725,964
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $83,185,327)			82,205,616

Repurchase Agreements - 0.6%
	Maturity Amount ($)	Value ($)
Citigroup Global Markets, Inc. 4.43%, dated 6/2/2025 due 6/3/2025 (l)	223,327,478	223,300,000
Repurchase Agreements*	224,282,767	224,200,000
TOTAL REPURCHASE AGREEMENTS (Cost $447,500,000)		447,500,000

U.S. Government Agency - Mortgage Securities - 1.1%
	Principal Amount (a)	Value ($)
Fannie Mae 4.705% 9/1/2031 (c)	3,900,000	3,916,602
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2054	676,553	620,885
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2053	641,312	588,493
Fannie Mae Mortgage pass-thru certificates 4.01% 11/1/2029	2,000,000	1,967,430
Fannie Mae Mortgage pass-thru certificates 4.045% 12/1/2029	2,000,000	1,970,238
Fannie Mae Mortgage pass-thru certificates 4.3% 11/1/2029	2,000,000	1,992,670
Fannie Mae Mortgage pass-thru certificates 4.3% 12/1/2029	1,704,000	1,697,294
Fannie Mae Mortgage pass-thru certificates 4.45% 1/1/2030	10,000,000	10,022,573
Fannie Mae Mortgage pass-thru certificates 4.72% 10/1/2028	1,000,000	1,013,787
Fannie Mae Mortgage pass-thru certificates 4.72% 8/1/2030	685,504	692,164
Fannie Mae Mortgage pass-thru certificates 4.77% 10/1/2028	500,000	507,680
Fannie Mae Mortgage pass-thru certificates 4.86% 8/1/2030	600,000	606,149
Fannie Mae Mortgage pass-thru certificates 5.24% 1/1/2034	6,106,000	6,152,576
Fannie Mae Mortgage pass-thru certificates 5.34% 10/1/2032	3,114,772	3,201,994
Fannie Mae Mortgage pass-thru certificates 5.5% 12/1/2054	192,530	190,721
Fannie Mae Mortgage pass-thru certificates 5.65% 10/1/2030	1,913,798	2,002,011
Fannie Mae Mortgage pass-thru certificates 5.73% 11/1/2030	1,998,000	2,089,660
Fannie Mae Mortgage pass-thru certificates 6.5% 4/1/2054	578,467	595,282
Freddie Mac Gold Pool 6% 12/1/2053	54,333	55,008
Ginnie Mae II Pool 4.5% 6/1/2055 (j)	3,220,000	3,039,863
Uniform Mortgage Backed Securities 4% 6/1/2055 (j)	55,580,000	50,959,885
Uniform Mortgage Backed Securities 4% 7/1/2055 (j)	2,330,000	2,135,771
Uniform Mortgage Backed Securities 4.5% 6/1/2055 (j)	62,260,000	58,748,175
Uniform Mortgage Backed Securities 4.5% 7/1/2055 (j)	43,960,000	41,463,230
Uniform Mortgage Backed Securities 5% 6/1/2055 (j)	52,810,000	51,132,855
Uniform Mortgage Backed Securities 5% 7/1/2055 (j)	51,710,000	50,035,470
Uniform Mortgage Backed Securities 5.5% 6/1/2055 (j)	60,000	59,419
Uniform Mortgage Backed Securities 6% 6/1/2055 (j)	126,805,000	128,078,008
Uniform Mortgage Backed Securities 6% 7/1/2055 (j)	103,005,000	103,906,305
Uniform Mortgage Backed Securities 6.5% 6/1/2055 (j)	174,400,000	179,086,911
Uniform Mortgage Backed Securities 6.5% 7/1/2055 (j)	96,900,000	99,413,295
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $808,026,379)		807,942,404

Commercial Paper - 0.0%
	Yield (%) (n)	Principal Amount (a)	Value ($)
AbbVie Inc 0% 6/10/2025	4.61	6,070,000	6,061,480
AbbVie Inc 0% 6/13/2025	4.61	490,000	489,122
Alimentation Couche-Tard Inc 0% 7/2/2025	4.69	4,860,000	4,839,097
CBRE Services Inc 0% 6/4/2025	4.72	4,890,000	4,886,779
Intel Corp 0% 7/3/2025	4.61	4,780,000	4,759,471
Oracle Corp 0% 6/20/2025	4.64	4,870,000	4,857,210
Quanta Services Inc 0% 6/3/2025	4.90	2,000,000	1,998,935
TOTAL COMMERCIAL PAPER (Cost $27,898,883)			27,892,094

U.S. Treasury Obligations - 0.2%
		Yield (%) (n)	Principal Amount (a)	Value ($)
Brazilian Federative Republic Treasury Bills 0% 10/1/2025 (o)	BRL	12.80	54,000,000	9,013,312
United Mexican States Inflation-Indexed 4% 8/24/2034	MXN	4.44 to 4.51	93,292,280	4,434,281
US Treasury Bills 0% 6/20/2025		4.23	20,000	19,958
US Treasury Bills 0% 6/26/2025 (m)(p)(t)(u)		4.23 to 4.24	12,775,000	12,738,985
US Treasury Bills 0% 6/3/2025		4.25	1,087,000	1,086,872
US Treasury Bills 0% 6/5/2025		4.24	3,713,000	3,711,685
US Treasury Bills 0% 7/10/2025 (m)(p)(u)		4.19 to 4.26	7,975,000	7,939,434
US Treasury Bills 0% 7/17/2025 (p)		4.25	20,000	19,894
US Treasury Bills 0% 7/24/2025 (p)		4.24	20,000	19,878
US Treasury Bills 0% 7/3/2025 (m)(p)		4.19 to 4.25	40,530,000	40,382,788
US Treasury Bills 0% 8/21/2025 (p)		4.25	211,000	209,015
US Treasury Bonds 4.625% 11/15/2044		4.78	7,980,000	7,664,541
US Treasury Bonds Inflation-Indexed 1% 2/15/2046 (p)(t)		1.91 to 2.32	9,204,818	6,906,258
US Treasury Notes Inflation-Indexed 1.375% 7/15/2033 (p)(t)		1.49 to 2.03	18,269,203	17,584,344
US Treasury Notes Inflation-Indexed 1.875% 7/15/2034		1.73 to 1.78	9,987,866	9,912,567
TOTAL U.S. TREASURY OBLIGATIONS (Cost $122,022,694)				121,643,812

Money Market Funds - 2.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (q)	4.32	40,563,661	40,571,773
Fidelity Securities Lending Cash Central Fund (q)(r)	4.32	995,032,526	995,132,029
Invesco Government & Agency Portfolio Institutional Class (s)	4.24	642,566,517	644,106,699
TOTAL MONEY MARKET FUNDS (Cost $1,679,810,501)			1,679,810,501

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value ($)
Put Swaptions - 0.0%
Option on an interest rate swap with Barclays Bank PLC to receive at maturity a fixed rate of 3.75% and pay at maturity a floating rate based on US SOFR Index, expiring November 2026	10/30/25	64,400,000	185,917

Call Swaptions - 0.0%
Option on an interest rate swap with Citibank NA to receive at maturity a fixed rate of 5.85% and pay at maturity a floating rate based on US SOFR Index, expiring November 2026	11/21/25	20,900,000	59
Option on an interest rate swap with Citibank NA to receive at maturity a fixed rate of 5.85% and pay at maturity a floating rate based on US SOFR Index, expiring November 2026	11/24/25	8,000,000	25

TOTAL CALL SWAPTIONS			84
TOTAL PURCHASED SWAPTIONS (Cost $320,820)			186,001

Purchased Options - 0.0
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	66	39,017,154	5,100	06/04/25	660
S&P 500 Index	Chicago Board Options Exchange	67	39,608,323	5,300	06/04/25	1,005
S&P 500 Index	Chicago Board Options Exchange	62	36,652,478	5,275	06/04/25	930
S&P 500 Index	Chicago Board Options Exchange	75	44,337,675	5,300	06/11/25	10,313
S&P 500 Index	Chicago Board Options Exchange	65	38,425,985	5,350	06/11/25	10,725
S&P 500 Index	Chicago Board Options Exchange	58	34,287,802	5,275	06/11/25	7,250
S&P 500 Index	Chicago Board Options Exchange	65	38,425,985	5,275	06/18/25	30,550
S&P 500 Index	Chicago Board Options Exchange	68	40,199,492	5,350	06/18/25	41,140
S&P 500 Index	Chicago Board Options Exchange	69	40,790,661	5,350	06/25/25	71,760

						174,333
TOTAL PURCHASED OPTIONS (Cost $569628)						174,333

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $43,010,337,541)	78,158,802,419
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(1,868,329,636)
NET ASSETS - 100.0%	76,290,472,783

TBA Sale Commitments
	Principal Amount (a)	Value ($)
U.S. Government Agency - Mortgage Securities
Uniform Mortgage Backed Securities 4% 6/1/2055	(2,330,000)	(2,136,318)
Uniform Mortgage Backed Securities 4.5% 6/1/2055	(62,260,000)	(58,748,175)
Uniform Mortgage Backed Securities 5% 6/1/2055	(52,810,000)	(51,132,857)
Uniform Mortgage Backed Securities 5.5% 6/1/2055	(60,000)	(59,419)
Uniform Mortgage Backed Securities 5.5% 7/1/2055	(30,000)	(29,681)
Uniform Mortgage Backed Securities 6% 6/1/2055	(126,805,000)	(128,078,007)
Uniform Mortgage Backed Securities 6.5% 6/1/2055	(96,900,000)	(99,504,139)

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES		(339,688,596)

TOTAL TBA SALE COMMITMENTS (Proceeds $339,588,393)		(339,688,596)

Written Swaptions
	Expiration Date	Notional Amount		Value ($)
Put Swaptions
Option on an interest rate swap with Barclays Bank PLC to receive at maturity a fixed rate of 2.83% and pay at maturity a floating rate based on US SOFR Index, expiring November 2026	10/30/25		64,400,000	(37,289)
Option on an interest rate swap with Barclays Bank PLC to receive at maturity a fixed rate of 3.29% and pay at maturity a floating rate based on US SOFR Index, expiring November 2026	10/30/25		64,400,000	(82,775)

TOTAL PUT SWAPTIONS				(120,064)
Call Swaptions
Option on a credit default swap with JPMorgan Chase Bank NA to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	7/16/25		1,200,000	(227)
Option on a credit default swap with JPMorgan Chase Bank NA to buy protection on 5Y CDX ITRAXX Main Series 43 Index, paying 1% quarterly expiring June 2030	6/18/25	EUR	1,200,000	(94)
Option on a credit default swap with Royal Bank of Canada to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	7/16/25		400,000	(95)
Option on a credit default swap with Royal Bank of Canada to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	6/18/25		1,600,000	(276)
Option on a credit default swap with Royal Bank of Canada to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	7/16/25		1,000,000	(274)
Option on a credit default swap with Royal Bank of Canada to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	6/18/25		1,000,000	(108)
Option on a credit default swap with Goldman Sachs International to buy protection on 5Y CDX IG Series 43 Index, paying 1% quarterly expiring December 2029	6/18/25		2,700,000	(310)
Option on a credit default swap with Goldman Sachs International to buy protection on 5Y CDX IG Series 43 Index, paying 1% quarterly expiring December 2029	6/18/25		1,300,000	(170)
Option on a credit default swap with Goldman Sachs International to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	7/16/25		2,500,000	(594)
Option on a credit default swap with Goldman Sachs International to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	6/18/25		2,700,000	(362)
Option on a credit default swap with Goldman Sachs International to buy protection on 5Y CDX IG Series 44 Index, paying 1% quarterly expiring June 2030	7/16/25		1,100,000	(302)

TOTAL CALL SWAPTIONS				(2,812)
TOTAL WRITTEN SWAPTIONS				(122,876)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini Russell 2000 Index Contracts (United States)	58	Jun 2025	5,998,070	361,590	361,590
CME E-Mini S&P 500 Index Contracts (United States)	1,834	Jun 2025	542,497,200	26,999,104	26,999,104
CME S&P 400 Midcap Index Contracts (United States)	13	Jun 2025	3,905,330	219,279	219,279

TOTAL EQUITY CONTRACTS					27,579,973

Interest Rate Contracts
CBOT 10 Year Ultra US Treasury Bond Contracts (United States)	148	Sep 2025	16,696,250	60,105	60,105
CBOT 2 Year US Treasury Note Contracts (United States)	515	Sep 2025	106,870,547	122,315	122,315
CBOT 5 Year US Treasury Note Contracts (United States)	63	Sep 2025	6,823,195	30,434	30,434
CBOT US Treasury Ultra Bond Contracts (United States)	122	Sep 2025	14,186,313	325,780	325,780

TOTAL INTEREST RATE CONTRACTS					538,634

TOTAL PURCHASED					28,118,607

Sold

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	723	Sep 2025	80,185,219	(414,842)	(414,842)

TOTAL FUTURES CONTRACTS					27,703,765
The notional amount of futures purchased as a percentage of Net Assets is 0.9%
The notional amount of futures sold as a percentage of Net Assets is 0.1%

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	62	36,652,478	5,755.00	06/04/25	(29,760)
S&P 500 Index	Chicago Board Options Exchange	66	39,017,154	5,550.00	06/04/25	(2,310)
S&P 500 Index	Chicago Board Options Exchange	67	39,608,323	5,760.00	06/04/25	(34,505)
S&P 500 Index	Chicago Board Options Exchange	133	78,625,477	5,740.00	06/11/25	(258,020)
S&P 500 Index	Chicago Board Options Exchange	65	38,425,985	5,835.00	06/11/25	(250,250)
S&P 500 Index	Chicago Board Options Exchange	65	38,425,985	5,725.00	06/18/25	(213,850)
S&P 500 Index	Chicago Board Options Exchange	68	40,199,492	5,820.00	06/18/25	(355,640)
S&P 500 Index	Chicago Board Options Exchange	69	40,790,661	5,800.00	06/25/25	(401,235)

						(1,545,570)
TOTAL WRITTEN OPTIONS						(1,545,570)

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	2,650,000	USD	1,698,841	BNP Paribas SA	6/03/25	9,349
AUD	9,452,000	USD	6,088,978	Barclays Bank PLC	6/03/25	3,781
BRL	11,891,848	USD	2,083,110	BNP Paribas SA	6/03/25	(3,933)
BRL	2,385,730	USD	420,000	BNP Paribas SA	6/03/25	(2,878)
BRL	2,152,356	USD	380,000	BNP Paribas SA	6/03/25	(3,681)
BRL	81,591,903	USD	14,292,554	Bank of America NA	6/03/25	(26,988)
BRL	2,983,132	USD	524,000	Citibank NA	6/03/25	(2,428)
BRL	84,029,017	USD	14,788,634	Citibank NA	6/03/25	(96,962)
BRL	1,685,563	USD	298,000	Goldman Sachs Bank USA	6/03/25	(3,295)
BRL	3,033,093	USD	538,000	Goldman Sachs Bank USA	6/03/25	(7,693)
BRL	1,633,664	USD	287,000	JPMorgan Chase Bank NA	6/03/25	(1,369)
BRL	2,271,212	USD	400,000	JPMorgan Chase Bank NA	6/03/25	(2,900)
BRL	219,279	USD	38,456	BNP Paribas SA	7/02/25	(375)
BRL	114,721,638	USD	19,764,599	Citibank NA	7/02/25	158,390
BRL	34,168,335	USD	5,843,338	Citibank NA	7/02/25	90,463
BRL	63,300,000	USD	10,369,060	BNP Paribas SA	10/02/25	373,493
CAD	15,916,796	USD	11,497,252	Citibank NA	6/03/25	100,952
CAD	27,497	USD	19,972	BNP Paribas SA	7/02/25	94
CHF	1,642,000	USD	1,992,459	Barclays Bank PLC	6/03/25	2,681
CHF	322,595	USD	393,174	JPMorgan Chase Bank NA	6/03/25	(1,200)
CHF	2,744,386	USD	3,334,369	Royal Bank of Canada	6/03/25	243
CNY	16,013,000	USD	2,218,528	BNP Paribas SA	6/18/25	8,318
CNY	4,638,000	USD	642,504	BNP Paribas SA	6/18/25	2,479
CNY	3,666,000	USD	507,164	BNP Paribas SA	6/18/25	2,648
CNY	4,661,000	USD	648,363	BNP Paribas SA	6/18/25	(182)
CNY	2,945,000	USD	403,512	Barclays Bank PLC	6/18/25	6,034
CNY	1,407,000	USD	194,447	Goldman Sachs Bank USA	6/18/25	1,218
CNY	15,527,000	USD	2,143,195	BNP Paribas SA	8/20/25	26,389
CNY	6,517,000	USD	898,532	BNP Paribas SA	8/20/25	12,087
CNY	37,596,000	USD	5,199,180	BNP Paribas SA	8/20/25	54,101
CNY	2,735,000	USD	378,395	Barclays Bank PLC	8/20/25	3,766
CNY	7,073,000	USD	974,329	Barclays Bank PLC	8/20/25	13,980
CNY	11,022,000	USD	1,513,565	Canadian Imperial Bank of Commerce	8/20/25	26,536
CNY	2,677,000	USD	369,463	Deutsche Bank AG	8/20/25	4,594
CNY	6,028,000	USD	841,442	Deutsche Bank AG	8/20/25	849
CNY	17,569,000	USD	2,427,820	Deutsche Bank AG	8/20/25	27,093
CNY	5,329,000	USD	738,742	Goldman Sachs Bank USA	8/20/25	5,878
CNY	2,535,000	USD	354,713	JPMorgan Chase Bank NA	8/20/25	(498)
EUR	666,000	USD	749,009	Bank of America NA	6/03/25	7,201
EUR	25,995,449	USD	29,502,235	Bank of America NA	6/03/25	14,297
EUR	713,000	USD	805,730	Citibank NA	6/03/25	3,846
EUR	175,551	USD	200,096	Citibank NA	6/03/25	(767)
EUR	565,874	USD	642,381	Deutsche Bank AG	6/03/25	141
EUR	4,266,000	USD	4,865,800	JPMorgan Chase Bank NA	6/03/25	(21,970)
EUR	325,751	USD	369,695	Morgan Stanley Capital Services LLC	6/03/25	179
GBP	3,041,000	USD	4,048,252	Citibank NA	6/03/25	49,039
GBP	3,041,000	USD	4,096,774	JPMorgan Chase Bank NA	7/02/25	1,075
IDR	3,347,200,000	USD	205,918	Goldman Sachs Bank USA	6/02/25	(442)
IDR	3,347,199,970	USD	205,287	Goldman Sachs Bank USA	6/02/25	189
IDR	29,766,051,900	USD	1,800,000	BNP Paribas SA	6/10/25	26,713
IDR	26,028,214,073	USD	1,583,958	BNP Paribas SA	6/18/25	12,795
IDR	34,046,626,040	USD	2,048,780	Citibank NA	6/18/25	39,878
IDR	26,486,420,500	USD	1,623,440	BNP Paribas SA	7/16/25	(537)
ILS	2,884,595	USD	820,744	Barclays Bank PLC	6/04/25	267
ILS	495,000	USD	139,969	Citibank NA	6/04/25	918
ILS	2,811,390	USD	800,054	JPMorgan Chase Bank NA	6/04/25	121
INR	34,158,317	USD	399,524	Deutsche Bank AG	6/02/25	(126)
INR	34,147,200	USD	400,000	Goldman Sachs Bank USA	6/02/25	(732)
INR	22,926,863	USD	267,000	BNP Paribas SA	6/30/25	686
INR	28,245,558	USD	330,000	BNP Paribas SA	6/30/25	(214)
INR	25,824,807	USD	301,000	Bank of America NA	6/30/25	522
INR	43,154,533	USD	503,000	Bank of America NA	6/30/25	858
INR	50,730,092	USD	589,693	Bank of America NA	6/30/25	2,615
INR	222,411,688	USD	2,617,279	Bank of America NA	6/30/25	(20,475)
INR	1,422,154	USD	16,605	Citibank NA	6/30/25	(1)
INR	109,758,275	USD	1,265,422	Citibank NA	6/30/25	16,079
INR	50,966,355	USD	595,724	Citibank NA	6/30/25	(658)
INR	88,361,973	USD	1,029,290	Citibank NA	6/30/25	2,395
INR	209,504,052	USD	2,424,114	Deutsche Bank AG	6/30/25	21,985
INR	34,219,858	USD	397,037	Deutsche Bank AG	6/30/25	2,502
INR	104,099,179	USD	1,209,123	Deutsche Bank AG	6/30/25	6,304
INR	102,406,002	USD	1,194,455	Deutsche Bank AG	6/30/25	1,203
INR	23,439,024	USD	276,000	Goldman Sachs Bank USA	6/30/25	(2,334)
INR	120,618,107	USD	1,408,876	Goldman Sachs Bank USA	6/30/25	(579)
INR	89,051,349	USD	1,039,518	JPMorgan Chase Bank NA	6/30/25	216
INR	52,738,260	USD	617,000	JPMorgan Chase Bank NA	6/30/25	(1,246)
INR	165,187,438	USD	1,923,087	JPMorgan Chase Bank NA	6/30/25	5,586
INR	123,784,016	USD	1,446,751	JPMorgan Chase Bank NA	6/30/25	(1,490)
JPY	704,612,313	USD	4,919,601	BNP Paribas SA	6/03/25	(22,889)
JPY	718,996,673	USD	5,031,837	BNP Paribas SA	6/03/25	(35,161)
JPY	216,600,000	USD	1,486,465	BNP Paribas SA	6/03/25	18,799
JPY	774,200,000	USD	5,444,296	Bank of America NA	6/03/25	(63,984)
JPY	119,359,233	USD	839,808	Barclays Bank PLC	6/03/25	(10,320)
JPY	172,910,984	USD	1,219,680	UBS AG	6/03/25	(18,033)
JPY	971,822,267	USD	6,757,142	Barclays Bank PLC	7/02/25	18,751
JPY	1,057,966,970	USD	7,309,279	UBS AG	7/02/25	67,245
KRW	2,417,483,496	USD	1,732,352	JPMorgan Chase Bank NA	6/05/25	17,476
KRW	1,487,079,165	USD	1,065,533	JPMorgan Chase Bank NA	6/05/25	10,848
KRW	3,900,107,949	USD	2,800,000	BNP Paribas SA	6/09/25	23,815
KRW	8,702,604,644	USD	6,161,485	Deutsche Bank AG	6/12/25	140,898
KRW	3,830,856,830	USD	2,699,060	JPMorgan Chase Bank NA	6/12/25	75,227
KRW	1,407,497,839	USD	992,034	JPMorgan Chase Bank NA	6/12/25	27,269
KRW	71,439,314	USD	51,022	JPMorgan Chase Bank NA	6/12/25	714
KRW	61,281,368	USD	44,373	Citibank NA	6/13/25	10
KRW	259,738,907	USD	175,777	BNP Paribas SA	6/18/25	12,408
KRW	274,056,073	USD	187,294	Bank of America NA	6/18/25	11,264
KRW	437,355,390	USD	317,000	Bank of America NA	6/18/25	(129)
KRW	585,989,822	USD	410,970	Bank of America NA	6/18/25	13,589
KRW	449,790,922	USD	307,863	Bank of America NA	6/18/25	18,018
KRW	68,304,183	USD	49,459	Barclays Bank PLC	6/18/25	29
KRW	1,633,140,500	USD	1,115,000	Citibank NA	6/18/25	68,236
KRW	900,270,162	USD	623,000	Citibank NA	6/18/25	29,260
KRW	3,719,946,657	USD	2,701,094	Citibank NA	6/18/25	(5,933)
KRW	666,924,249	USD	455,000	Citibank NA	6/18/25	28,197
KRW	1,481,836,820	USD	1,046,000	Deutsche Bank AG	6/18/25	27,614
KRW	1,746,473,693	USD	1,226,775	Deutsche Bank AG	6/18/25	38,573
KRW	272,193,603	USD	186,291	Goldman Sachs Bank USA	6/18/25	10,918
KRW	412,628,412	USD	282,019	Goldman Sachs Bank USA	6/18/25	16,937
KRW	61,564,128	USD	44,669	JPMorgan Chase Bank NA	6/18/25	(65)
KRW	1,463,430,212	USD	1,006,000	JPMorgan Chase Bank NA	6/18/25	54,279
KRW	670,011,552	USD	472,000	JPMorgan Chase Bank NA	6/18/25	13,434
KRW	322,707,793	USD	220,913	JPMorgan Chase Bank NA	6/18/25	12,894
KRW	311,346,090	USD	212,943	JPMorgan Chase Bank NA	6/18/25	12,632
KRW	2,406,991,167	USD	1,765,705	Bank of America NA	7/16/25	(18,364)
MXN	11,729,000	USD	594,843	BNP Paribas SA	6/18/25	8,717
MXN	15,661,000	USD	795,207	Bank of America NA	6/18/25	10,689
MXN	75,592,000	USD	3,676,465	Barclays Bank PLC	6/18/25	213,408
MXN	9,039,000	USD	446,858	Barclays Bank PLC	6/18/25	18,278
MXN	3,919,000	USD	198,566	JPMorgan Chase Bank NA	6/18/25	3,101
MXN	10,463,000	USD	504,693	JPMorgan Chase Bank NA	6/18/25	33,720
NOK	195,067	USD	19,151	Barclays Bank PLC	6/03/25	(40)
NOK	1,842,977	USD	181,488	UBS AG	6/03/25	(935)
NZD	818,594	USD	487,718	JPMorgan Chase Bank NA	6/03/25	1,433
PEN	9,429,000	USD	2,551,205	Bank of America NA	6/18/25	53,527
PEN	14,039,283	USD	3,851,655	Barclays Bank PLC	6/18/25	26,654
PEN	5,682,333	USD	1,557,230	Citibank NA	6/30/25	12,150
PEN	9,488,953	USD	2,559,394	Bank of America NA	9/17/25	56,305
PLN	903,809	USD	232,702	BNP Paribas SA	6/06/25	8,744
PLN	5,214,000	USD	1,382,331	BNP Paribas SA	6/06/25	10,550
PLN	1,350,383	USD	340,297	BNP Paribas SA	6/06/25	20,448
PLN	14,149,049	USD	3,657,219	BNP Paribas SA	6/06/25	122,594
PLN	14,716,000	USD	3,808,696	Bank of America NA	6/06/25	122,574
PLN	1,487,000	USD	394,568	Barclays Bank PLC	6/06/25	2,673
PLN	1,180,000	USD	312,800	Barclays Bank PLC	6/06/25	2,428
PLN	1,731,571	USD	446,918	Barclays Bank PLC	6/06/25	15,659
PLN	1,540,000	USD	397,670	JPMorgan Chase Bank NA	6/06/25	13,730
PLN	1,897,173	USD	486,265	JPMorgan Chase Bank NA	6/06/25	20,551
PLN	1,196,000	USD	316,782	JPMorgan Chase Bank NA	6/06/25	2,721
PLN	1,531,169	USD	396,743	UBS AG	6/06/25	12,298
PLN	2,167,000	USD	555,141	UBS AG	6/06/25	23,757
PLN	15,192,390	USD	3,934,303	Goldman Sachs Bank USA	6/13/25	123,548
PLN	9,274,355	USD	2,392,925	JPMorgan Chase Bank NA	6/13/25	84,233
SGD	262,375	USD	203,187	Bank of America NA	6/03/25	244
SGD	254,349	USD	197,078	Deutsche Bank AG	6/03/25	130
SGD	9,804,093	USD	7,618,380	JPMorgan Chase Bank NA	6/03/25	(16,835)
THB	3,930,864	USD	120,000	Goldman Sachs Bank USA	7/16/25	95
TRY	19,770,307	USD	501,390	Barclays Bank PLC	6/05/25	1,710
TRY	24,736,340	USD	617,981	BNP Paribas SA	6/10/25	8,162
TRY	525,019	USD	13,009	Barclays Bank PLC	6/18/25	168
TRY	11,929,052	USD	294,022	Barclays Bank PLC	7/07/25	(763)
TRY	4,263,542	USD	104,625	Barclays Bank PLC	7/10/25	(163)
TRY	4,254,932	USD	104,308	Barclays Bank PLC	7/11/25	(174)
TRY	4,103,003	USD	100,215	Barclays Bank PLC	7/14/25	(137)
TRY	4,300,243	USD	104,309	Barclays Bank PLC	7/21/25	(246)
TRY	3,985,892	USD	96,485	Barclays Bank PLC	7/23/25	(248)
TWD	29,924,072	USD	1,000,000	BNP Paribas SA	6/09/25	920
TWD	3,366,738	USD	119,067	BNP Paribas SA	6/09/25	(6,454)
TWD	26,092,451	USD	874,064	BNP Paribas SA	6/09/25	(1,307)
TWD	1,164,425	USD	38,936	BNP Paribas SA	6/09/25	12
TWD	5,024,190	USD	177,981	Citibank NA	6/09/25	(9,929)
TWD	4,095,619	USD	144,952	Goldman Sachs Bank USA	6/09/25	(7,959)
TWD	384,128	USD	12,749	Citibank NA	6/13/25	104
TWD	142,218,064	USD	4,697,852	Citibank NA	6/13/25	60,788
TWD	68,757,088	USD	2,311,862	JPMorgan Chase Bank NA	6/13/25	(11,239)
TWD	40,807,978	USD	1,360,856	BNP Paribas SA	6/18/25	5,173
TWD	66,759,628	USD	2,228,962	JPMorgan Chase Bank NA	6/18/25	5,786
TWD	36,222,165	USD	1,113,671	Goldman Sachs Bank USA	7/16/25	101,861
TWD	36,401,007	USD	1,110,000	BNP Paribas SA	8/20/25	115,295
TWD	12,898,606	USD	394,006	BNP Paribas SA	8/20/25	40,174
TWD	18,989,051	USD	594,000	BNP Paribas SA	8/20/25	45,191
TWD	27,034,592	USD	832,000	BNP Paribas SA	8/20/25	78,012
TWD	27,867,508	USD	856,000	BNP Paribas SA	8/20/25	82,049
TWD	16,757,858	USD	509,000	BNP Paribas SA	8/20/25	55,087
TWD	31,019,220	USD	981,000	Bank of America NA	8/20/25	63,139
TWD	48,612,740	USD	1,483,000	JPMorgan Chase Bank NA	8/20/25	153,354
TWD	28,069,125	USD	867,000	JPMorgan Chase Bank NA	8/20/25	77,835
TWD	9,097,994	USD	311,000	JPMorgan Chase Bank NA	8/20/25	(4,752)
USD	498,466	AUD	779,000	Bank of America NA	6/03/25	(3,678)
USD	238,396	AUD	372,000	Bank of America NA	6/03/25	(1,395)
USD	223,022	AUD	347,000	Barclays Bank PLC	6/03/25	(654)
USD	6,800,430	AUD	10,604,000	JPMorgan Chase Bank NA	6/03/25	(34,908)
USD	6,091,389	AUD	9,452,000	Barclays Bank PLC	7/02/25	(3,906)
USD	38,456	BRL	217,820	BNP Paribas SA	6/03/25	372
USD	2,800,000	BRL	16,212,115	BNP Paribas SA	6/03/25	(34,534)
USD	14,241,910	BRL	81,591,903	Bank of America NA	6/03/25	(23,656)
USD	14,860,404	BRL	84,833,588	Citibank NA	6/03/25	28,061
USD	385,000	BRL	2,178,561	Citibank NA	6/03/25	4,099
USD	826,573	BRL	4,718,656	Goldman Sachs Bank USA	6/03/25	1,561
USD	684,022	BRL	3,904,876	JPMorgan Chase Bank NA	6/03/25	1,292
USD	14,788,634	BRL	84,588,767	Citibank NA	7/02/25	98,632
USD	19,067,187	BRL	117,300,000	Goldman Sachs Bank USA	10/02/25	(839,628)
USD	89,292	CAD	122,670	Bank of America NA	6/02/25	(94)
USD	5,085	CAD	6,986	Bank of America NA	6/02/25	(5)
USD	19,972	CAD	27,537	BNP Paribas SA	6/03/25	(94)
USD	10,546,202	CAD	14,597,167	BNP Paribas SA	6/03/25	(90,419)
USD	14,492	CAD	20,035	BNP Paribas SA	6/03/25	(107)
USD	617,799	CAD	860,000	Bank of America NA	6/03/25	(8,864)
USD	298,020	CAD	412,000	Citibank NA	6/03/25	(2,195)
USD	11,497,252	CAD	15,893,284	Citibank NA	7/02/25	(100,686)
USD	5,130,683	CHF	4,207,448	BNP Paribas SA	6/03/25	18,353
USD	301,516	CHF	251,000	Bank of America NA	6/03/25	(3,466)
USD	307,693	CHF	253,000	Royal Bank of Canada	6/03/25	281
USD	3,334,369	CHF	2,734,609	Royal Bank of Canada	7/02/25	(292)
USD	694,879	CNY	5,053,765	BNP Paribas SA	6/18/25	(7,922)
USD	2,313,432	CNY	16,878,453	BNP Paribas SA	6/18/25	(33,768)
USD	1,949,963	CNY	14,261,444	BNP Paribas SA	6/18/25	(33,303)
USD	359,463	CNY	2,598,900	BNP Paribas SA	6/18/25	(1,953)
USD	201,195	CNY	1,462,000	BNP Paribas SA	6/18/25	(2,118)
USD	1,097,327	CNY	7,935,000	Bank of America NA	6/18/25	(6,153)
USD	201,883	CNY	1,455,000	Bank of America NA	6/18/25	(457)
USD	368,383	CNY	2,671,000	Bank of America NA	6/18/25	(3,059)
USD	904,193	CNY	6,602,000	Bank of America NA	6/18/25	(13,913)
USD	5,054,958	CNY	36,938,244	Bank of America NA	6/18/25	(81,854)
USD	1,117,638	CNY	8,099,000	Citibank NA	6/18/25	(8,649)
USD	568,087	CNY	4,146,297	JPMorgan Chase Bank NA	6/18/25	(8,517)
USD	824,963	CNY	5,963,410	JPMorgan Chase Bank NA	7/16/25	(6,114)
USD	835,004	CNY	6,016,872	JPMorgan Chase Bank NA	7/16/25	(3,524)
USD	298,632	CNY	2,137,000	BNP Paribas SA	8/20/25	30
USD	520,735	CNY	3,770,000	BNP Paribas SA	8/20/25	(6,047)
USD	302,461	CNY	2,169,000	BNP Paribas SA	8/20/25	(613)
USD	343,115	CNY	2,459,000	Bank of America NA	8/20/25	(480)
USD	1,770,168	CNY	12,852,000	Barclays Bank PLC	8/20/25	(25,639)
USD	811,018	CNY	5,809,000	Barclays Bank PLC	8/20/25	(672)
USD	379,928	CNY	2,747,000	Canadian Imperial Bank of Commerce	8/20/25	(3,909)
USD	2,198,982	CNY	15,807,000	Citibank NA	8/20/25	(9,726)
USD	5,653,498	CNY	40,638,000	Deutsche Bank AG	8/20/25	(24,841)
USD	1,947,702	CNY	14,088,021	JPMorgan Chase Bank NA	8/20/25	(20,814)
USD	446,467	CNY	3,191,000	JPMorgan Chase Bank NA	8/20/25	589
USD	3,039,096	CNY	21,862,041	JPMorgan Chase Bank NA	8/20/25	(15,682)
USD	1,004,375	CNY	7,234,000	UBS AG	8/20/25	(6,430)
USD	305,367	EUR	271,000	Bank of America NA	6/03/25	(2,340)
USD	35,834,805	EUR	31,545,000	Bank of America NA	6/03/25	17,034
USD	29,558,099	EUR	25,995,449	Bank of America NA	7/02/25	(13,529)
USD	4,096,227	GBP	3,041,000	JPMorgan Chase Bank NA	6/03/25	(1,064)
USD	200,000	IDR	3,347,200,000	Goldman Sachs Bank USA	6/02/25	(5,476)
USD	205,918	IDR	3,347,199,970	Goldman Sachs Bank USA	6/02/25	442
USD	1,623,440	IDR	26,451,516,544	BNP Paribas SA	6/10/25	137
USD	205,287	IDR	3,347,815,830	Goldman Sachs Bank USA	6/10/25	(165)
USD	920,100	ILS	3,258,000	JPMorgan Chase Bank NA	6/04/25	(7,189)
USD	1,531,559	ILS	5,472,735	JPMorgan Chase Bank NA	6/04/25	(26,086)
USD	820,744	ILS	2,884,513	Barclays Bank PLC	6/11/25	(295)
USD	800,054	ILS	2,811,390	JPMorgan Chase Bank NA	6/11/25	(172)
USD	397,037	INR	34,158,317	Deutsche Bank AG	6/02/25	(2,361)
USD	399,394	INR	34,147,200	Goldman Sachs Bank USA	6/02/25	126
USD	930,489	INR	79,600,699	BNP Paribas SA	6/30/25	1,098
USD	315,000	INR	26,955,873	Bank of America NA	6/30/25	272
USD	380,000	INR	32,496,916	Bank of America NA	6/30/25	577
USD	87,542	INR	7,431,845	Citibank NA	6/30/25	770
USD	1,683,045	INR	144,301,602	Citibank NA	6/30/25	(1,772)
USD	545,937	INR	46,750,848	JPMorgan Chase Bank NA	6/30/25	90
USD	461,000	INR	39,564,357	JPMorgan Chase Bank NA	6/30/25	(940)
USD	294,330	JPY	42,400,000	Bank of America NA	6/03/25	(329)
USD	6,757,142	JPY	975,021,804	Barclays Bank PLC	6/03/25	(18,784)
USD	495,200	JPY	70,900,000	Citibank NA	6/03/25	2,479
USD	3,859,595	JPY	559,100,000	JPMorgan Chase Bank NA	6/03/25	(25,877)
USD	7,309,279	JPY	1,061,453,496	UBS AG	6/03/25	(67,305)
USD	1,765,705	KRW	2,414,336,499	Bank of America NA	6/05/25	18,155
USD	1,038,336	KRW	1,490,932,437	Deutsche Bank AG	6/05/25	(40,834)
USD	49,459	KRW	68,349,685	Barclays Bank PLC	6/09/25	(29)
USD	2,699,060	KRW	3,831,639,557	JPMorgan Chase Bank NA	6/09/25	(75,181)
USD	3,286,388	KRW	4,681,624,025	BNP Paribas SA	6/12/25	(104,021)
USD	44,373	KRW	61,285,485	Citibank NA	6/12/25	(10)
USD	3,820,931	KRW	5,461,333,097	Citibank NA	6/12/25	(134,139)
USD	2,662,199	KRW	3,808,013,975	Deutsche Bank AG	6/12/25	(95,546)
USD	44,669	KRW	61,585,123	JPMorgan Chase Bank NA	6/13/25	66
USD	968,000	KRW	1,411,619,744	BNP Paribas SA	6/18/25	(54,741)
USD	1,358,000	KRW	1,960,586,630	BNP Paribas SA	6/18/25	(62,476)
USD	485,000	KRW	696,811,950	BNP Paribas SA	6/18/25	(19,851)
USD	1,822,877	KRW	2,614,661,854	Citibank NA	6/18/25	(71,487)
USD	197,493	KRW	284,693,734	Citibank NA	6/18/25	(8,772)
USD	2,354,792	KRW	3,349,795,372	Citibank NA	6/18/25	(72,188)
USD	280,000	KRW	398,290,301	Citibank NA	6/18/25	(8,568)
USD	1,128,034	KRW	1,622,361,059	Citibank NA	6/18/25	(47,393)
USD	316,000	KRW	441,239,206	Citibank NA	6/18/25	(3,685)
USD	2,281,916	KRW	3,298,281,386	Citibank NA	6/18/25	(107,742)
USD	1,048,926	KRW	1,493,167,140	Deutsche Bank AG	6/18/25	(32,897)
USD	2,047,202	KRW	2,968,340,438	Deutsche Bank AG	6/18/25	(103,408)
USD	2,362,323	KRW	3,344,288,700	JPMorgan Chase Bank NA	6/18/25	(60,668)
USD	10,502	KRW	14,930,303	Royal Bank of Canada	6/18/25	(315)
USD	210,000	KRW	292,105,800	Bank of America NA	6/23/25	(1,713)
USD	2,701,094	KRW	3,712,410,605	Citibank NA	7/16/25	6,092
USD	369,659	MXN	7,604,000	Citibank NA	6/18/25	(21,633)
USD	7,662,235	MXN	158,129,000	JPMorgan Chase Bank NA	6/18/25	(474,890)
USD	2,419,387	MXN	48,900,000	JPMorgan Chase Bank NA	6/18/25	(96,948)
USD	196,870	NOK	2,037,964	Barclays Bank PLC	6/03/25	(2,786)
USD	19,151	NOK	195,071	Barclays Bank PLC	7/02/25	41
USD	130,321	NOK	1,325,000	Barclays Bank PLC	7/02/25	518
USD	181,488	NOK	1,843,031	UBS AG	7/02/25	935
USD	487,462	NZD	817,855	Barclays Bank PLC	6/03/25	(1,247)
USD	487,718	NZD	817,784	JPMorgan Chase Bank NA	7/02/25	(1,472)
USD	2,559,394	PEN	9,467,198	Bank of America NA	6/18/25	(55,890)
USD	3,329,853	PEN	12,157,959	Citibank NA	6/18/25	(28,746)
USD	506,395	PEN	1,862,065	Citibank NA	6/18/25	(7,995)
USD	1,545,913	PEN	5,679,530	Citibank NA	6/30/25	(22,693)
USD	3,824,414	PEN	14,175,957	BNP Paribas SA	8/25/25	(85,386)
USD	3,851,655	PEN	14,070,096	Barclays Bank PLC	9/17/25	(26,870)
USD	1,962,570	PEN	7,162,203	Deutsche Bank AG	9/22/25	(11,532)
USD	859,085	PEN	3,153,187	Barclays Bank PLC	11/10/25	(9,109)
USD	1,557,230	PEN	5,702,577	Citibank NA	11/28/25	(12,303)
USD	732,183	PEN	2,710,175	Citibank NA	12/05/25	(13,713)
USD	366,091	PEN	1,355,452	Citibank NA	12/05/25	(6,957)
USD	463,079	PEN	1,702,741	Goldman Sachs Bank USA	12/12/25	(5,550)
USD	200,589	PLN	775,000	BNP Paribas SA	6/06/25	(6,447)
USD	1,782,376	PLN	6,751,521	Bank of America NA	6/06/25	(21,243)
USD	729,606	PLN	2,745,000	Bank of America NA	6/06/25	(3,700)
USD	1,396,957	PLN	5,297,000	Bank of America NA	6/06/25	(18,097)
USD	399,136	PLN	1,546,000	Bank of America NA	6/06/25	(13,867)
USD	1,507,380	PLN	5,714,000	Bank of America NA	6/06/25	(19,072)
USD	395,895	PLN	1,500,000	Bank of America NA	6/06/25	(4,819)
USD	304,918	PLN	1,142,000	Barclays Bank PLC	6/06/25	(159)
USD	960,301	PLN	3,770,000	Barclays Bank PLC	6/06/25	(46,826)
USD	4,606	PLN	17,353	Barclays Bank PLC	6/06/25	(30)
USD	1,797,917	PLN	6,748,000	JPMorgan Chase Bank NA	6/06/25	(4,761)
USD	1,026,076	PLN	3,962,000	JPMorgan Chase Bank NA	6/06/25	(32,343)
USD	990,987	PLN	3,824,000	JPMorgan Chase Bank NA	6/06/25	(30,566)
USD	579,352	PLN	2,178,000	JPMorgan Chase Bank NA	6/06/25	(2,485)
USD	3,280,739	PLN	12,360,414	JPMorgan Chase Bank NA	6/06/25	(21,253)
USD	121,388	SEK	1,160,000	Citibank NA	6/03/25	390
USD	138,022	SEK	1,332,525	Citibank NA	6/03/25	(972)
USD	140,365	SEK	1,350,000	BNP Paribas SA	7/02/25	(696)
USD	319,497	SGD	417,471	Bank of America NA	6/03/25	(4,187)
USD	2,594,888	SGD	3,361,000	Bank of America NA	6/03/25	(11,043)
USD	1,057,061	SGD	1,383,271	Bank of America NA	6/03/25	(15,450)
USD	395,063	SGD	515,059	Barclays Bank PLC	6/03/25	(4,285)
USD	336,054	SGD	440,540	Deutsche Bank AG	6/03/25	(5,516)
USD	312,548	SGD	405,000	Goldman Sachs Bank USA	6/03/25	(1,467)
USD	706,838	SGD	924,774	JPMorgan Chase Bank NA	6/03/25	(10,180)
USD	2,190,890	SGD	2,873,357	JPMorgan Chase Bank NA	6/03/25	(36,950)
USD	203,187	SGD	261,902	Bank of America NA	7/02/25	(248)
USD	197,078	SGD	253,884	Deutsche Bank AG	7/02/25	(128)
USD	7,618,380	SGD	9,785,923	JPMorgan Chase Bank NA	7/02/25	17,089
USD	58,775	THB	1,942,593	BNP Paribas SA	7/16/25	(575)
USD	724,639	THB	24,197,508	Citibank NA	7/16/25	(14,641)
USD	1,319,682	THB	43,701,269	Citibank NA	7/16/25	(15,475)
USD	211,362	THB	7,022,925	UBS AG	7/16/25	(3,202)
USD	59,746	TRY	2,397,873	BNP Paribas SA	6/05/25	(1,273)
USD	616,219	TRY	25,221,844	Barclays Bank PLC	6/10/25	(22,213)
USD	29,633	TRY	1,238,363	Barclays Bank PLC	6/11/25	(1,680)
USD	198,000	TRY	8,297,982	Barclays Bank PLC	6/18/25	(10,257)
USD	370,902	TRY	15,292,592	Barclays Bank PLC	6/18/25	(12,900)
USD	32,367	TRY	1,372,037	Barclays Bank PLC	6/25/25	(1,809)
USD	583,083	TRY	23,796,184	Barclays Bank PLC	7/09/25	(607)
USD	110,000	TWD	3,299,241	BNP Paribas SA	6/23/25	(488)
USD	1,161,346	TWD	37,793,683	BNP Paribas SA	7/16/25	(106,923)
USD	1,239,332	TWD	40,218,802	BNP Paribas SA	7/16/25	(110,319)
USD	1,187,443	TWD	38,629,896	Citibank NA	7/16/25	(108,888)
USD	1,263,831	TWD	41,126,325	Citibank NA	7/16/25	(116,274)
USD	1,263,662	TWD	41,077,861	Citibank NA	7/16/25	(114,817)
USD	870,909	TWD	28,328,932	Goldman Sachs Bank USA	7/16/25	(79,745)
USD	1,168,944	TWD	38,060,817	JPMorgan Chase Bank NA	7/16/25	(108,290)
USD	1,258,956	TWD	40,894,668	JPMorgan Chase Bank NA	7/16/25	(113,375)
USD	1,133,000	TWD	37,090,681	BNP Paribas SA	8/20/25	(115,510)
USD	592,000	TWD	19,016,046	BNP Paribas SA	8/20/25	(48,099)
USD	367,000	TWD	11,762,901	BNP Paribas SA	8/20/25	(28,951)
USD	1,291,173	TWD	41,966,996	BNP Paribas SA	8/20/25	(121,479)
USD	5,686,369	TWD	185,995,444	BNP Paribas SA	8/20/25	(574,427)
USD	2,061,000	TWD	66,758,263	BNP Paribas SA	8/20/25	(186,151)
USD	280,000	TWD	8,304,436	BNP Paribas SA	8/20/25	464
USD	21,385	TWD	697,190	Bank of America NA	8/20/25	(2,084)
USD	1,297,543	TWD	42,351,804	Citibank NA	8/20/25	(128,062)
USD	608,167	TWD	19,405,747	Citibank NA	8/20/25	(45,050)
USD	1,328,644	TWD	43,345,682	Citibank NA	8/20/25	(130,416)
USD	610,000	TWD	18,203,046	Citibank NA	8/20/25	(2,733)
USD	1,495,045	TWD	48,898,437	Citibank NA	8/20/25	(150,926)
USD	2,002,055	TWD	64,914,637	JPMorgan Chase Bank NA	8/20/25	(183,038)
USD	907,990	TWD	29,615,910	JPMorgan Chase Bank NA	8/20/25	(88,912)
USD	2,246,519	TWD	73,667,863	JPMorgan Chase Bank NA	8/20/25	(233,216)
USD	2,003,288	TWD	65,529,554	JPMorgan Chase Bank NA	8/20/25	(202,504)
USD	404,420	ZAR	7,684,000	Bank of America NA	6/23/25	(22,254)
USD	1,585,681	ZAR	29,791,000	Bank of America NA	6/23/25	(68,543)
USD	280,294	ZAR	5,248,000	Bank of America NA	6/23/25	(11,115)
USD	197,967	ZAR	3,711,000	Bank of America NA	6/23/25	(8,096)
USD	2,401,187	ZAR	45,598,781	Bank of America NA	6/23/25	(130,806)
USD	130,100	ZAR	2,332,000	Bank of America NA	6/23/25	610
USD	1,616,132	ZAR	30,653,179	Citibank NA	6/23/25	(85,967)
USD	289,208	ZAR	5,200,000	Citibank NA	6/23/25	464
USD	5,902	ZAR	111,608	Deutsche Bank AG	6/23/25	(295)
USD	667,479	ZAR	12,651,704	Goldman Sachs Bank USA	6/23/25	(35,040)
ZAR	32,802,000	USD	1,791,732	Bank of America NA	6/23/25	29,686
ZAR	3,639,000	USD	199,547	Bank of America NA	6/23/25	2,518
ZAR	307,581	USD	16,169	Deutsche Bank AG	6/23/25	910
ZAR	665,312	USD	34,975	Deutsche Bank AG	6/23/25	1,968
ZAR	140,298,438	USD	7,274,890	JPMorgan Chase Bank NA	6/23/25	515,552

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(3,332,141)
Unrealized Appreciation						4,613,892
Unrealized Depreciation						(7,946,033)

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(4)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(2)(3)		Value ($)(1)	Upfront Premium Received/ (Paid) ($)(5)	Unrealized Appreciation/ (Depreciation) ($)
Sell Protection
5-Year iTraxx Europe Crossover Series 42	NR	Dec 2029	BNP Paribas SA	5%	Quarterly	EUR	13,092,708	2,854,147	(2,487,371)	366,776
Turkish Republic 11.875% 1/15/2030	NR	Jun 2025	Barclays Bank PLC	1%	Quarterly		800,000	1,717	(170)	1,547
5-Year iTraxx Europe Crossover Series 42	NR	Dec 2029	Bank of America NA	5%	Quarterly	EUR	10,631,673	2,317,653	(1,927,598)	390,055
5-Year iTraxx Europe Crossover Series 42	NR	Dec 2029	JPMorgan Chase Bank NA	5%	Quarterly	EUR	8,859,727	1,931,378	(1,744,215)	187,163
5-Year iTraxx Europe Crossover Series 42	NR	Dec 2029	Goldman Sachs International	5%	Quarterly	EUR	2,953,242	643,793	(563,795)	79,998
SoftBank Group Corp 2.84% 12/14/2029	NR	Jun 2026	Goldman Sachs International	1%	Quarterly		100,000	(246)	510	264
5-Year CDX N.A. IG Series 44	NR	Jun 2030	ICE	1%	Quarterly		21,600,000	(1,720)	0	(1,720)
5-Year CDX N.A. IG Series 43	NR	Dec 2029	ICE	1%	Quarterly		25,630,000	16,822	0	16,822
10-Year CDX N.A. IG Series 43	NR	Dec 2034	ICE	1%	Quarterly		6,710,000	14,565	0	14,565
5-Year CDX N.A. HY Series 43	NR	Dec 2029	ICE	5%	Quarterly		2,760,000	(7,619)	0	(7,619)
5-Year CDX N.A. IG Series 44	NR	Dec 2025	ICE	1%	Quarterly	EUR	500,000	135	0	135
5-Year CDX N.A. HY Series 44	NR	Jun 2030	ICE	5%	Quarterly		4,100,000	86,594	0	86,594
10-Year CDX N.A. HY Series 44	NR	Jun 2035	ICE	1%	Quarterly		10,500,000	54,827	0	54,827

TOTAL CREDIT DEFAULT SWAPS								7,912,046	(6,722,639)	1,189,407

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
(3)Notional amount is stated in U.S. Dollars unless otherwise noted.
(4)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.
(5)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(3)	Maturity Date	Notional Amount(2)		Value ($)	Upfront Premium Received/ (Paid) ($)(4)	Unrealized Appreciation/ (Depreciation) ($)
28D TIIE(1)	Monthly	9.43%	Monthly	CME	Dec 2025	MXN	10,700,000	(3,205)	0	(3,205)
28D TIIE(1)	Monthly	9.39%	Monthly	CME	Dec 2025	MXN	12,200,000	(3,640)	0	(3,640)
1D TIIE(1)	Monthly	9.39%	Monthly	CME	Nov 2034	MXN	12,200,000	(36,371)	0	(36,371)
U.S. SOFR Index(1)	Annual	3.75%	Annual	CME	Dec 2029		104,600,000	560,223	0	560,223
U.S. SOFR Index(1)	Annual	3.5%	Annual	CME	Dec 2054		17,310,000	751,293	0	751,293
U.S. SOFR Index(1)	Annual	3.75%	Annual	CME	Dec 2034		61,510,000	946,554	0	946,554
U.S. SOFR Index(1)	Annual	3.75%	Annual	CME	Dec 2044		260,000	28,392	0	28,392
U.S. SOFR Index(1)	Annual	3.75%	Annual	CME	Dec 2026		11,690,000	182,087	0	182,087
6M WIBID(1)	Semi-Annual	4.93%	Annual	CME	Jul 2029	PLN	6,800,000	(72,416)	0	(72,416)
1D TIIE(1)	Monthly	9.43%	Monthly	CME	Oct 2034	MXN	10,700,000	(32,945)	0	(32,945)
1D TIIE(1)	Annual	9%	Annual	CME	Mar 2029	MXN	26,300,000	(58,323)	0	(58,323)
U.S. SOFR Index(1)	Annual	3.25%	Annual	CME	Mar 2032		24,960,000	(612,449)	0	(612,449)
U.S. SOFR Index(1)	Annual	3%	Annual	CME	Mar 2027		11,680,000	(52,507)	0	(52,507)
U.S. SOFR Index(1)	Annual	3.25%	Annual	CME	Mar 2055		30,710,000	338,662	0	338,662
U.S. SOFR Index(1)	Annual	3.25%	Annual	CME	Mar 2035		19,940,000	(352,832)	0	(352,832)
U.S. SOFR Index(1)	Annual	3.75157%	Annual	CME	Nov 2048		7,030,000	(37,207)	0	(37,207)
7.76%	Monthly	1D TIIE(1)	Monthly	CME	Mar 2029	MXN	9,500,000	2,038	0	2,038
8.27%	Monthly	1D TIIE(1)	Monthly	CME	Mar 2035	MXN	600,000	201	0	201
13.32%	At Maturity	Brazil CETIP Interbank Deposit Overnight Rate(1)	At Maturity	CME	Jan 2029	BRL	2,200,000	(1,546)	0	(1,546)
13.9271%	At Maturity	Brazil CETIP Interbank Deposit Overnight Rate(1)	At Maturity	CME	Jan 2027	BRL	37,800,000	(16,648)	0	(16,648)
13.9255%	At Maturity	Brazil CETIP Interbank Deposit Overnight Rate(1)	At Maturity	CME	Jan 2027	BRL	4,000,000	(1,750)	0	(1,750)
13.2914%	At Maturity	Brazil CETIP Interbank Deposit Overnight Rate(1)	At Maturity	CME	Jan 2029	BRL	28,300,000	(22,535)	0	(22,535)
13.3537%	At Maturity	Brazil CETIP Interbank Deposit Overnight Rate(1)	At Maturity	CME	Jan 2029	BRL	64,400,000	(48,688)	0	(48,688)
14.0087%	At Maturity	Brazil CETIP Interbank Deposit Overnight Rate(1)	At Maturity	CME	Jan 2027	BRL	7,800,000	(1,984)	0	(1,984)
4.5%	Semi-Annual	6M BBSW(1)	Semi-Annual	LCH	Sep 2033	AUD	25,470,000	318,316	0	318,316
3.481%	Annual	U.S. SOFR Index(1)	Annual	LCH	Oct 2034		900,000	(25,750)	0	(25,750)
3.465%	Annual	U.S. SOFR Index(1)	Annual	LCH	Oct 2034		200,000	(5,974)	0	(5,974)
3.515%	Annual	U.S. SOFR Index(1)	Annual	LCH	Nov 2034		1,600,000	(41,667)	0	(41,667)
3.865%	Annual	U.S. SOFR Index(1)	Annual	LCH	Nov 2034		2,000,000	3,035	0	3,035
6M EURIBOR(1)	Semi-Annual	2.4%	Annual	LCH	Feb 2035	EUR	400,000	3,588	0	3,588
U.S. SOFR Index(1)	Annual	4%	Annual	LCH	Feb 2035		650,000	(7,481)	0	(7,481)
U.S. SOFR Index(1)	Annual	3.89%	Annual	LCH	Mar 2035		350,000	(875)	0	(875)
U.S. SOFR Index(1)	Annual	3.9075%	Annual	LCH	Mar 2035		800,000	(3,141)	0	(3,141)
U.S. SOFR Index(1)	Annual	3.87%	Annual	LCH	Mar 2035		800,000	(701)	0	(701)
2.25%	Annual	6M EURIBOR(1)	Semi-Annual	LCH	Sep 2030	EUR	370,000	(59)	0	(59)
2.42%	Annual	6M EURIBOR(1)	Semi-Annual	LCH	Mar 2035	EUR	500,000	(3,614)	0	(3,614)
U.S. SOFR Index(1)	Annual	3.905%	Annual	LCH	Mar 2035		700,000	(2,566)	0	(2,566)
3.5%	Annual	SONIA(1)	Annual	LCH	Mar 2030	GBP	68,968,000	161,417	0	161,417
6M EURIBOR(1)	Semi-Annual	2.25%	Annual	LCH	Sep 2055	EUR	11,410,000	40,929	0	40,929
2.25%	Annual	6M EURIBOR(1)	Semi-Annual	LCH	Sep 2035	EUR	27,750,000	602,831	0	602,831
2.46%	Annual	6M EURIBOR(1)	Semi-Annual	LCH	Mar 2035	EUR	500,000	(1,969)	0	(1,969)
U.S. SOFR Index(1)	Annual	3.93%	Annual	LCH	Mar 2035		2,200,000	(12,286)	0	(12,286)
2.61%	Annual	6M EURIBOR(1)	Semi-Annual	LCH	Mar 2035	EUR	400,000	4,032	0	4,032
U.S. SOFR Index(1)	Annual	3.884%	Annual	LCH	Mar 2035		700,000	(1,277)	0	(1,277)
US CPI Urban Consumer NSA Index(1)	At Maturity	2.5025%	At Maturity	LCH	Mar 2030		15,400,000	24,871	0	24,871
US CPI Urban Consumer NSA Index(1)	At Maturity	2.515%	At Maturity	LCH	Mar 2030		20,100,000	17,203	0	17,203
2.52%	Annual	6M EURIBOR(1)	Semi-Annual	LCH	Mar 2035	EUR	400,000	675	0	675
6M EURIBOR(1)	Semi-Annual	2.4%	Annual	LCH	Apr 2030	EUR	1,800,000	(19,048)	0	(19,048)
6M EURIBOR(1)	Semi-Annual	2.51%	Annual	LCH	Apr 2035	EUR	300,000	(168)	0	(168)
6M EURIBOR(1)	Semi-Annual	2.55%	Annual	LCH	Apr 2035	EUR	300,000	(1,339)	0	(1,339)
6M EURIBOR(1)	Semi-Annual	2.35%	Annual	LCH	Apr 2030	EUR	900,000	(7,806)	0	(7,806)
6M EURIBOR(1)	Semi-Annual	2.45%	Annual	LCH	May 2035	EUR	200,000	1,098	0	1,098
3.75%	Annual	U.S. SOFR Index(1)	Annual	LCH	May 2035		2,500,000	(24,015)	0	(24,015)
4.5%	Semi-Annual	6M BBSW(1)	Semi-Annual	LCH	Jun 2035	AUD	12,800,000	(9,787)	0	(9,787)
2.58125%	At Maturity	US CPI Urban Consumer NSA Index(1)	At Maturity	LCH	May 2030		600,000	1,239	0	1,239
TOTAL INTEREST RATE SWAPS								2,464,115	0	2,464,115

(1)Represents floating rate.
(2)Notional amount is stated in U.S. Dollars unless otherwise noted.
(3)Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared swaps.
(4)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 75 basis points	Monthly	Canadian Imperial Bank of Commerce	Jun 2025	4,003	49,142,401	2,884,931	0	2,884,931
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 75 basis points	Monthly	Canadian Imperial Bank of Commerce	Jun 2025	3,972	48,761,833	2,862,590	0	2,862,590
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 75 basis points	Monthly	Canadian Imperial Bank of Commerce	Jun 2025	7,786	95,583,996	5,611,310	0	5,611,310
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 75 basis points	Monthly	Canadian Imperial Bank of Commerce	Jun 2025	5,356	65,752,361	3,860,028	0	3,860,028
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 72 basis points	Monthly	Canadian Imperial Bank of Commerce	Jan 2026	3,262	40,045,594	2,351,899	0	2,351,899
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 72 basis points	Monthly	Canadian Imperial Bank of Commerce	Jan 2026	13,792	169,316,012	9,944,021	0	9,944,021
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 43 basis points	Monthly	Canadian Imperial Bank of Commerce	Jul 2025	2,184	26,811,642	1,583,911	0	1,583,911
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 43 basis points	Monthly	Citibank NA	Nov 2025	841	10,501,565	443,833	0	443,833
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 82 basis points	Monthly	Royal Bank of Canada	Oct 2025	3,998	49,081,019	2,878,465	0	2,878,465
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 82 basis points	Monthly	Royal Bank of Canada	Oct 2025	3,903	47,914,762	2,810,067	0	2,810,067
S&P 500 Index	Receives	Monthly	Federal Funds Daily Rate plus 90 basis points	Monthly	Royal Bank of Canada	Oct 2025	2,692	33,048,050	1,935,973	0	1,935,973
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 0 basis points	Monthly	Royal Bank of Canada	Apr 2026	1,078	13,233,952	780,506	0	780,506
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 53 basis points	Monthly	Royal Bank of Canada	Jan 2026	1,057	13,198,757	557,055	0	557,055
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 42 basis points	Monthly	Goldman Sachs International	Oct 2025	841	10,501,565	443,894	0	443,894
S&P 500 Index	Receives	Monthly	U.s. Sofr Index plus 40 basis points	Monthly	Goldman Sachs International	Sep 2025	841	10,501,565	444,016	0	444,016
TOTAL RETURN SWAPS									39,392,499	0	39,392,499

Currency Abbreviations
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CNY	-	Chinese (Peoples Rep) Yuan
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
IDR	-	Indonesia Rupiatt
ILS	-	Israel Sheckel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	Korean Won
MXN	-	Mexican Peso
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian New Sol
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TRY	-	New Turkish Lira
TWD	-	Taiwan Dollar
USD	-	United States Dollar
ZAR	-	South African Rand

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $329,205,643 or 0.4% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Non-income producing
(g)	Security or a portion of the security is on loan at period end.
(h)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $12,024,256 or 0.0% of net assets.

(i)	Level 3 security
(j)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k)	Affiliated Fund
(l)
Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

(m)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $1,257,016.
(n)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(o)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(p)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $21,699,847.
(q)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(r)	Investment made with cash collateral received from securities on loan.
(s)	The rate quoted is the annualized seven-day yield of the fund at period end.
(t)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $5,366,553.
(u)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $1,376,638.

(v)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $85,861,750.

* Repurchase Agreements
Counterparty	Lending Rate (%)	Settlement Date	Maturity Date	Repurchase Agreement Value ($)	Repurchase Agreement Proceeds ($)	Collateralized By	Collateral Coupon (%)	Collateral Maturity Date	Collateral Value Received ($)
BNP Paribas, SA	4.43	5/30/2025	6/2/2025	224,200,000	224,282,767	U.S. Treasuries (including strips)	3.5	1/31/2028	228,895,249
Total Repurchase Agreements				224,200,000	224,282,767				228,895,249

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	43,574,257	457,785,192	462,188,224	2,034,671	190	-	40,571,773	40,563,661	0.1%
Fidelity Securities Lending Cash Central Fund	196,003,648	3,448,232,989	2,649,104,608	1,698,005	-	-	995,132,029	995,032,526	3.2%
Total	239,577,905	3,906,018,181	3,111,292,832	3,732,676	190	-	1,035,703,802

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Blue Chip Growth Fund - Class Z	-	78,000,000	-	-	-	21,822,134	104,966,204	479,977
Fidelity Advisor Small Cap Growth Fund - Class Z	-	8,728,211	-	8,728,211	-	(15,566,759)	556,977,809	17,559,200
Fidelity Blue Chip Growth Fund	13,284,245	525,050	5,000,000	525,050	1,940,255	(5,605,480)	-	-
Fidelity Extended Market Index Fund	-	344,762,986	1,040,446,829	14,458,178	(20,101,526)	145,457,560	2,328,152,049	26,435,245
Fidelity Growth Company Fund	3,454,782,809	362,532,017	536,156,839	282,944,663	327,448,591	(160,398,559)	3,448,208,019	88,189,463
Fidelity Mid Cap Index Fund	849,271,975	347,471	845,580,580	336,517	29,494,271	(30,497,788)	3,035,349	88,961
Fidelity SAI Inflation-Focused Fund	1,222	55	-	55	-	(92)	1,185	14
Fidelity SAI Real Estate Index Fund	-	786,268	-	786,267	-	(772,245)	2,275,090	445,223
Fidelity SAI U.S. Large Cap Index Fund	1,875,967,702	3,383,520,297	3,877,257,202	89,744,440	137,759,001	(83,207,134)	1,436,782,664	61,191,766
Fidelity SAI U.S. Low Volatility Index Fund	1,827,748,091	15,783,504	1,673,880,975	15,783,503	292,642,477	(106,132,375)	356,160,722	16,057,742
Fidelity SAI U.S. Momentum Index Fund	9,225,278	446,517,256	50,000,000	6,399,357	526,900	28,286,650	434,556,084	23,707,370
Fidelity SAI U.S. Quality Index Fund	729,949,523	2,077,585,444	100,000,000	150,388,083	(4,425,274)	74,072,240	2,777,181,933	127,276,899
	8,760,230,845	6,719,088,559	8,128,322,425	570,094,324	765,284,695	(132,541,848)	11,448,297,108

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	314,839,402	-	314,839,402	-

Collateralized Mortgage Obligations	97,653,443	-	97,653,443	-

Common Stocks
Communication Services	5,722,927,764	5,721,858,069	1,069,694	1
Consumer Discretionary	6,963,866,450	6,963,866,450	-	-
Consumer Staples	3,339,152,064	3,338,275,402	876,662	-
Energy	1,941,648,391	1,940,665,421	982,970	-
Financials	10,247,320,324	10,223,871,211	23,449,113	-
Health Care	6,470,291,149	6,470,258,515	-	32,634
Industrials	6,438,952,549	6,438,952,549	-	-
Information Technology	16,906,657,702	16,903,447,780	3,209,922	-
Materials	1,351,644,175	1,351,644,175	-	-
Real Estate	1,162,250,043	1,162,250,043	-	-
Utilities	1,518,013,927	1,518,013,927	-	-

Domestic Equity Funds	12,491,224,839	12,491,224,839	-	-

Foreign Government and Government Agency Obligations	25,005,436	-	25,005,436	-

Non-Convertible Corporate Bonds
Communication Services	829,560	-	829,560	-
Consumer Discretionary	497,637	-	497,637	-
Consumer Staples	199,250	-	199,250	-
Financials	70,586,781	-	70,586,781	-
Health Care	891,024	-	891,024	-
Information Technology	1,778,599	-	1,778,599	-
Utilities	7,422,765	-	7,422,765	-

Repurchase Agreements	447,500,000	-	447,500,000	-

U.S. Government Agency - Mortgage Securities	807,942,404	-	807,942,404	-

Commercial Paper	27,892,094	-	27,892,094	-

U.S. Treasury Obligations	121,643,812	-	121,643,812	-

Money Market Funds	1,679,810,501	1,679,810,501	-	-

Purchased Options	174,333	174,333	-	-

Purchased Swaptions	186,001	-	186,001	-
Total Investments in Securities:	78,158,802,419	76,204,313,215	1,954,456,569	32,635
Derivative Instruments:

Assets
Futures Contracts	28,118,607	28,118,607	-	-
Forward Foreign Currency Contracts	4,613,892	-	4,613,892	-
Swaps	51,302,814	-	51,302,814	-
Total Assets	84,035,313	28,118,607	55,916,706	-

Liabilities
Futures Contracts	(414,842)	(414,842)	-	-
Forward Foreign Currency Contracts	(7,946,033)	-	(7,946,033)	-
Swaps	(1,534,154)	-	(1,534,154)	-
Written Swaptions	(122,876)	-	(122,876)	-
Written Options	(1,545,570)	(1,545,570)	-	-
Total Liabilities	(11,563,475)	(1,960,412)	(9,603,063)	-
Total Derivative Instruments:	72,471,838	26,158,195	46,313,643	-
Other Financial Instruments:

TBA Sale Commitments	(339,688,596)	-	(339,688,596)	-
Total Other Financial Instruments:	(339,688,596)	-	(339,688,596)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)(b)	7,921,631	(9,585)
Written Swaptions (c)	0	(2,812)
Total Credit Risk	7,921,631	(12,397)
Equity Risk
Futures Contracts (d)	27,579,973	0
Purchased Options	174,333	0
Swaps (b)	39,392,499	0
Written Options (c)	0	(1,545,570)
Total Equity Risk	67,146,805	(1,545,570)
Foreign Exchange Risk
Forward Foreign Currency Contracts (e)	4,613,892	(7,946,033)
Total Foreign Exchange Risk	4,613,892	(7,946,033)
Interest Rate Risk
Futures Contracts (d)	538,634	(414,842)
Purchased Swaptions (f)	186,001	0
Swaps (a)	3,988,684	(1,524,569)
Written Swaptions (c)	0	(120,064)
Total Interest Rate Risk	4,713,319	(2,059,475)
Total Value of Derivatives	84,395,647	(11,563,475)

(a)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-item(s).
(c)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
(d)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(e)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-item(s).
(f)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value (including securities loaned of $967,722,672 and repurchase agreements of $447,500,000) - See accompanying schedule:
Unaffiliated issuers (cost $33,509,569,699)	$65,674,801,509
Fidelity Central Funds (cost $1,035,703,802)	1,035,703,802
Other affiliated issuers (cost $8,465,064,040)	11,448,297,108

Total Investment in Securities (cost $43,010,337,541)		$78,158,802,419
Segregated cash with brokers for derivative instruments		35,801,752
Cash		840
Foreign currency held at value (cost $2,312,461)		2,314,385
Receivable for investments sold		128,628,118
Receivable for TBA sale commitments		339,588,393
Unrealized appreciation on forward foreign currency contracts		4,613,892
Receivable for fund shares sold		44,265,553
Dividends receivable		66,348,772
Interest receivable		42,945,951
Distributions receivable from Fidelity Central Funds		223,757
Receivable for daily variation margin on futures contracts		916,029
Receivable for daily variation margin on centrally cleared swaps		84,232
Bi-lateral OTC swaps, at value		47,141,187
Prepaid expenses		163,652
Other receivables		1,201,215
Total assets		78,873,040,147
Liabilities
Segregated cash from brokers for derivative instruments	$45,121,000
Payable for investments purchased
Regular delivery	341,110,209
Delayed delivery	768,297,480
TBA sale commitments, at value	339,688,596
Unrealized depreciation on forward foreign currency contracts	7,946,033
Payable for fund shares redeemed	67,538,571
Bi-lateral OTC swaps, at value	246
Accrued management fee	10,613,706
Written options, at value (premium received $3,685,427)	1,668,446
Other payables and accrued expenses	5,451,048
Collateral on securities loaned	995,132,029
Total liabilities		2,582,567,364
Net Assets		$76,290,472,783
Net Assets consist of:
Paid in capital		$38,279,662,371
Total accumulated earnings (loss)		38,010,810,412
Net Assets		$76,290,472,783
Net Asset Value, offering price and redemption price per share ($76,290,472,783 ÷ 7,385,633,463 shares)		$10.33
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$837,857,832
Affiliated issuers		68,101,128
Interest		27,675,765
Income from Fidelity Central Funds (including $1,698,005 from security lending)		3,732,676
Total income		937,367,401
Expenses
Management fee	$312,342,461
Custodian fees and expenses	1,224,729
Independent trustees' fees and expenses	360,603
Registration fees	4,826,634
Audit fees	180,105
Legal	118,504
Miscellaneous	262,308
Total expenses before reductions	319,315,344
Expense reductions	(189,846,992)
Total expenses after reductions		129,468,352
Net Investment income (loss)		807,899,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $19,000)	3,755,130,532
Fidelity Central Funds	190
Other affiliated issuers	765,284,695
Forward foreign currency contracts	(1,868,744)
Foreign currency transactions	632,768
Futures contracts	(3,606,642)
Swaps	(11,359,033)
Written options	12,763,539
Capital gain distributions from underlying funds:
Affiliated issuers	501,993,196
Total net realized gain (loss)		5,018,970,501
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,063)	2,332,488,209
Affiliated issuers	(132,541,848)
Forward foreign currency contracts	(3,332,141)
Assets and liabilities in foreign currencies	(65,664)
Futures contracts	26,875,956
Swaps	43,046,021
Written options	1,589,315
TBA sale commitments	(100,203)
Total change in net unrealized appreciation (depreciation)		2,267,959,645
Net gain (loss)		7,286,930,146
Net increase (decrease) in net assets resulting from operations		$8,094,829,195

See Organization and Reorganization Information notes regarding reorganization.
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$807,899,049	$687,462,380
Net realized gain (loss)	5,018,970,501	3,365,082,715
Change in net unrealized appreciation (depreciation)	2,267,959,645	10,675,645,127
Net increase (decrease) in net assets resulting from operations	8,094,829,195	14,728,190,222
Distributions to shareholders	(4,957,907,284)	(2,409,925,982)

Share transactions
Proceeds from sales of shares	16,441,644,496	11,250,343,159
Net asset value of shares issued in exchange for the net assets of the Acquired Fund(s) (see Reorganization Information note)	10,121,024,443	-
Reinvestment of distributions	4,786,097,906	2,206,709,434
Cost of shares redeemed	(21,517,421,941)	(12,884,136,586)

Net increase (decrease) in net assets resulting from share transactions	9,831,344,904	572,916,007
Total increase (decrease) in net assets	12,968,266,815	12,891,180,247

Net Assets
Beginning of period	63,322,205,968	50,431,025,721
End of period	$76,290,472,783	$63,322,205,968

Other Information
Shares
Sold	1,611,865,628	1,254,170,990
Issued in exchange for the shares of the Acquired Fund(s) (see Reorganization Information note)	1,022,328,897	-
Issued in reinvestment of distributions	480,186,637	257,258,386
Redeemed	(2,102,733,832)	(1,456,819,189)
Net increase (decrease)	1,011,647,330	54,610,187

See Organization and Reorganization Information notes regarding reorganization.

Share activity is further described in Organization and Reorganization Information notes.  Amounts have been adjusted to reflect the impact of the change in capital structure associated with the reorganization. All financial information prior to the reorganization is that of the Predecessor Fund.

Financial Highlights
Strategic Advisers® U.S. Total Stock Fund

Years ended May 31,	2025 A	2024 A	2023 A	2022 A	2021 B
Selected Per-Share Data
Net asset value, beginning of period	$9.93	$7.98	$8.12	$9.14	$6.63
Income from Investment Operations
Net investment income (loss) C,D	.11	.11	.11	.11	.11
Net realized and unrealized gain (loss)	1.04	2.23	.15	(.25)	2.77
Total from investment operations	1.15	2.34	.26	(.14)	2.88
Distributions from net investment income	(.11)	(.11)	(.11)	(.11)	(.11)
Distributions from net realized gain	(.64)	(.28)	(.29)	(.77)	(.26)
Total distributions	(.75)	(.39)	(.40)	(.88)	(.37)
Net asset value, end of period	$10.33	$9.93	$7.98	$8.12	$9.14
Total Return E,F	11.97%	30.24%	3.57%	(2.43)%	44.55%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.43%	.43%	.43%	.43%	.44%
Expenses net of fee waivers, if any	.17%	.18%	.18%	.18%	.19%
Expenses net of all reductions, if any	.17%	.18%	.18%	.18%	.19%
Net investment income (loss)	1.09%	1.23%	1.44%	1.21%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$76,290,473	$63,322,206	$50,431,026	$55,747,821	$60,191,843
Portfolio turnover rate I	74 % J	61%	67%	59%	74% J

APer share amounts have been adjusted to reflect the impact of the change in capital structure associated with the reorganization that occurred on August 16, 2024. All financial information prior to the reorganization is that of the Strategic Advisers Large Cap Fund. See Organization and Reorganization Information note.
BPer share amounts have been adjusted to reflect the impact of the change in capital structure associated with the reorganizations that occurred on August 16, 2024 and November 20, 2020. All financial information prior to the November 20, 2020 reorganization is that of the Strategic Advisers Core Fund. See Organization and Reorganization Information note regarding the August 16, 2024 reorganization.
CCalculated based on average shares outstanding during the period.
DNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns are that of the Predecessor Fund for all periods prior to the reorganization that occurred on August 16, 2024. The Predecessor Fund's total returns includes the total returns of Strategic Advisers Core Fund for periods prior to November 20, 2020.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

Effective August 16, 2024, Strategic Advisers Large Cap Fund (Predecessor Fund) and Strategic Advisers Small-Mid Cap Fund (Acquired Fund) were reorganized into the Fund (see Reorganization Information note).
2. Reorganization Information.
On August 16, 2024 the Predecessor Fund and Acquired Fund reorganized into a newly created Strategic Advisers U.S. Total Stock Fund pursuant to an Agreement and Plan of Reorganization (the Agreement) approved by its Board of Trustees. Per the Agreement, shareholders of the Predecessor Fund and the Acquired Fund received the Fund shares equal in value to the shares of the Predecessor Fund and Acquired Fund, respectively, they owned on the day the reorganization was effective. The securities held by the Acquired and Predecessor Funds were the primary assets acquired by the Fund. The reorganization provides shareholders of the Acquired Fund and the Predecessor Fund access to a larger portfolio with a similar investment objective and lower projected expenses. The Predecessor Fund was the accounting survivor after the reorganization. As such, performance and financial history prior to the reorganization is that of the Predecessor Fund. Historical share transactions and per share information for the Predecessor Fund was retroactively adjusted to reflect the change in capital structure due to the reorganization.

For financial reporting purposes, the assets and liabilities of the Predecessor Fund and the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund and the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Costs incurred in connection with the reorganization were paid by the Predecessor Fund.

Predecessor and Acquired Funds	Investments ($)	Unrealized appreciation (depreciation) ($)	Net Assets ($)	Shares Exchanged	Shares Exchanged Ratio

Strategic Advisers Large Cap Fund A	65,755,575,732	34,126,932,117	65,820,837,914	6,648,568,417	1.3286464646
Strategic Advisers Small-Mid Cap Fund	10,119,202,405	1,239,000,726	10,121,024,443	1,022,328,897	1.4731919192

A Predecessor Fund/Accounting Survivor

Legal Acquiring Fund	Net Assets ($)	Total net assets after the acquisition ($)
Strategic Advisers U.S. Total Stock Fund	495,100	75,942,357,457

Pro forma results of operations of the combined entity for the entire period ended May 31, 2025, as though each acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$845,556,955
Total net realized gain (loss)	5,808,782,774
Total change in net unrealized appreciation (depreciation)	1,646,524,012
Net increase (decrease) in net assets resulting from operations	$8,300,863,741

Because the combined investment portfolios have been managed as a single portfolio since each acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's accompanying Statement of Operations since August 16, 2024.
3. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, U.S. government and government agency obligations and commercial paper are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and U.S. government agency mortgage securities, are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers U.S. Total Stock Fund	$781,539

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, futures and options transactions, partnerships, short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), short-term capital gain dividends, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC)and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,166,542,392
Gross unrealized depreciation	(1,510,163,502)
Net unrealized appreciation (depreciation)	$34,656,378,890
Tax Cost	$43,545,416,875

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$291,520,118
Undistributed long-term capital gain	$3,062,720,922
Net unrealized appreciation (depreciation) on securities and other investments	$34,656,569,371
The tax character of distributions paid by the Fund during the period August 16, 2024 through May 31, 2025 was as follows:

Ordinary Income	$641,108,748
Long-term Capital Gains	910,665,857
Total	$1,551,774,605

The tax character of distributions paid by the Predecessor Fund was as follows:

	June 1, 2024 to August 15, 2024	May 31, 2024
Ordinary Income	$716,331,525	$ 708,032,671
Long-term Capital Gains	2,689,801,154	1,701,893,311
Total	$3,406,132,679	$2,409,925,982

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers U.S. Total Stock Fund
Credit Risk
Written Options	1,788	19,450
Swaps	(1,515,681)	1,189,407
Total Credit Risk	(1,513,893)	1,208,857
Equity Risk
Futures Contracts	(5,331,287)	26,752,164
Purchased Options	(6,075,342)	(331,290)
Written Options	12,339,306	1,383,262
Swaps	(9,520,345)	39,392,499
Total Equity Risk	(8,587,668)	67,196,635
Foreign Exchange Risk
Forward Foreign Currency Contracts	(1,868,744)	(3,332,141)
Total Foreign Exchange Risk	(1,868,744)	(3,332,141)
Interest Rate Risk
Futures Contracts	1,724,645	123,792
Purchased Options	-	(134,818)
Written Options	422,445	186,603
Swaps	(323,007)	2,464,115
Total Interest Rate Risk	1,824,083	2,639,692
Totals	(10,146,222)	67,713,043

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers U.S. Total Stock Fund	54,166,125,895	58,072,883,869
7. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser.

Effective August 17, 2024, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the period August 17, 2024 through May 31, 2025, the total annualized management fee rate was .42% of the Fund's average net assets, and the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

During the period June 1, 2024 through August 16, 2024, the management fee was calculated by adding the annual management fee rate of .25% of the Predecessor Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Predecessor Fund's sub-advisers (not to exceed .65%). For the period June 1, 2024 through August 16, 2024, the total annualized management fee rate was .42% of the Predecessor Fund's average net assets, and the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (assets managed through July 19, 2024), BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc. (assets managed through July 19, 2024), Brandywine Global Investment Management, LLC, D.E. Shaw Investment Management LLC, FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, GW&K Investment Management, LLC, J.P. Morgan Investment Management, Inc., Loomis Sayles & Company, L.P., LSV Asset Management, Neuberger Berman Investment Management, LLC, Pacific Investment Management Company LLC, PineBridge Investments LLC, Portolan Capital Management, LLC, Principal Global Investors, LLC, River Road Asset Management LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Fidelity Diversifying Solutions LLC (an affiliate of the investment adviser) and FIL Investment Advisors (FIL) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) or Fidelity Diversifying Solutions LLC (FDS) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM, FDS, or an affiliate, as applicable, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM, FDS, or an affiliate, as applicable, pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

In June 2025, the Board approved the appointment of Arrowstreet Capital, Limited Partnership as an additional sub-adviser for the Fund.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers U.S. Total Stock Fund	80,455

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers U.S. Total Stock Fund	101,805,357	126,437,836	6,114,032

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers U.S. Total Stock Fund	1,747,334
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers U.S. Total Stock Fund	14,410
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral or, for non-cash collateral, loan fees received from the borrower as compensation for the securities loaned, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity of the Fund and the Predecessor Fund, if any, was as follows:

Total Security Lending Fees Paid to NFS ($)
Strategic Advisers U.S. Total Stock Fund	186,683
10. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period August 17, 2024 through May 31, 2025, this waiver reduced the Fund's management fee by $151,545,287. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $3,076,915.

The investment adviser contractually waived the Predecessor Fund's management fee in an amount equal to .25% of the Predecessor Fund's average net assets. During the period June 1, 2024 through August 16, 2024, this waiver reduced the Predecessor Fund's management fee by $34,267,505. Expense reductions also include certain voluntary fee discount arrangements, which were in effect for the Predecessor Fund. During the period, these voluntary arrangements amounted to $790,264.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $167,021.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers U.S Total Stock Fund
Fidelity SAI U.S. Quality Index Fund	13%
Fidelity SAI U.S. Large Cap Index Fund	11%
Fidelity SAI U.S. Momentum Index Fund	10%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers U.S. Total Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 18, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2025, $4,381,655,069, or, if subsequently determined to be different, the net capital gain of such year.

The Strategic Advisers Small-Mid Cap Fund designates as a capital gain dividend with respect to the taxable year ended August 16, 2024, $720,010,828, or, if subsequently determined to be different, the net capital gain of such year.

The Strategic Advisers Large Cap Fund designates as a capital gain dividend with respect to the taxable year ended August 16, 2024, $631,705,151, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.03% of the dividends distributed during the fiscal year of Strategic Advisers Small-Mid Cap Fund was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $8,767,241 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 59% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Strategic Advisers Small-Mid Cap Fund designates 16%, and 12% of the dividends distributed in April and August, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Strategic Advisers Large Cap Fund designates 56% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 61.70% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Strategic Advisers Small-Mid Cap Fund designates 15.91%, and 16.65% of the dividends distributed in April and August, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Strategic Advisers Large Cap Fund designates 57.47% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3.12% of the dividend distributed during the fiscal year as a section 199A dividend.

The Strategic Advisers Small-Mid Cap Fund designates 0.02%, and 2.19% of the dividends distributed in April and August, respectively during the fiscal year as a section 199A dividend.

The Strategic Advisers Large Cap Fund designates 3.38% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Advisory and Sub-Subadvisory Agreements
Strategic Advisers U.S. Total Stock Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIAM LLC (FIAM or Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund to add a new investment mandate and update the address for notice of Strategic Advisers (Amended Sub-Advisory Agreement). The Board also approved amendments to the existing sub-subadvisory agreements between (i) FIAM and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) and (ii) Fidelity Diversifying Solutions LLC (FDS) and each Sub-Subadviser for the fund (the Amended Sub-Subadvisory Agreements and together with the Amended Sub-Advisory Agreement, the Amended Agreements).
The Board considered the Amended Sub-Subadvisory Agreements, which will be effective January 1, 2025 and simplify the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or FDS, or an affiliate, as applicable, will compensate each Sub-Subadviser at a fee rate equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board noted that no other material contract terms are impacted by the Amended Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  With respect to the new FIAM mandate, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.
With respect to each Amended Agreement, the Board also considered that it reviewed this information regarding each Sub-Adviser and Sub-Subadviser in connection with its initial approval of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its March 2024 meeting.
With respect to the new FIAM mandate, the Board noted its familiarity with the nature, extent and quality of services provided by FIAM to the fund with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the fund will also provide services to the fund for the new FIAM mandate. The Board also took into consideration additional information regarding the investment mandate provided by Strategic Advisers and FIAM.
With respect to the Amended Sub-Subadvisory Agreements, the Board considered that the approval of the Amended Sub-Subadvisory Agreements will not result in any changes in the investment process or strategies employed by FIAM, FDS or their affiliates in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Sub-Subadvisory Agreements would not change the obligations and services of FIAM, FDS, and their affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FIAM, FDS, and their affiliates.
Resources Dedicated to Investment Management and Support Services.  With respect to the new FIAM mandate, the Board reviewed the general qualifications and capabilities of FIAM's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that FIAM's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered FIAM's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
Shareholder and Administrative Services.  With respect to the new FIAM mandate, the Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under the Amended Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance.  With respect to the new FIAM mandate, the Board considered the historical investment performance of FIAM and its portfolio managers in managing accounts under a similar investment mandate. With respect to the Amended Sub-Subadvisory Agreements, the Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Subadvisory Agreement because the approval of each Amended Sub-Subadvisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Agreement should benefit or continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  With respect to the new FIAM mandate, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to FIAM, as well as the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring FIAM for the new mandate.
The Board noted that each Amended Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. With respect to the new FIAM mandate, the Board noted that the approval of the Amended Sub-Advisory Agreement will not initially result in any changes to the fund's management fee or total net expenses because Strategic Advisers does not expect to allocate assets to the new mandate at this time. With respect to the Amended Sub-Subadvisory Agreements, the Board considered that FIAM or FDS, or an affiliate, as applicable, will compensate each Sub-Subadviser under the terms of each Amended Sub-Subadvisory Agreement, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the Amended Sub-Subadvisory Agreements will not impact the sub-advisory fees paid under the existing sub-advisory agreements with FIAM and FDS.
Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each Amended Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Amended Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of each Amended Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that with respect to the new FIAM mandate, the Amended Sub-Advisory Agreement will provide for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM with respect to the new mandate as assets allocated to FIAM for the new mandate grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Sub-Subadvisory Agreements because the fund will not bear any additional expenses under the Sub-Subadvisory Agreements.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Amended Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9911782.100
STS-ANN-0725
Strategic Advisers® Fidelity® Core Income Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Fidelity® Core Income Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Asset-Backed Securities - 4.3%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.1%
Aimco Clo 22 Ltd / Aimco Clo 22 LLC Series 2024-22A Class A, CME Term SOFR 3 month Index + 1.5%, 5.7695% 4/19/2037 (b)(c)(d)	23,550,000	23,619,355
Blueberry Park Clo Ltd Series 2024-1A Class A, CME Term SOFR 3 month Index + 1.35%, 5.6195% 10/20/2037 (b)(c)(d)	12,672,000	12,658,327
Hartwick Park Clo Ltd Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.16%, 5.4295% 1/20/2037 (b)(c)(d)	5,740,000	5,731,413
Invesco US CLO Ltd Series 2024-3A Class A, CME Term SOFR 3 month Index + 1.51%, 5.7795% 7/20/2037 (b)(c)(d)	12,220,000	12,201,328
Neuberger Berman Ln Advisers Nbla Clo 50 Ltd / Neuberger Berman Ln Series 2024-50A Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5293% 7/23/2036 (b)(c)(d)	6,704,000	6,705,294
OCP Aegis CLO Ltd Series 2024-39A Class D1, CME Term SOFR 3 month Index + 2.8%, 7.0605% 1/16/2037 (b)(c)(d)	250,000	250,195
Valley Stream Pk Clo Ltd / Vy Stream Pk Clo LLC Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.19%, 5.4595% 1/20/2037 (b)(c)(d)	8,500,000	8,490,701
TOTAL BAILIWICK OF JERSEY		69,656,613
BERMUDA - 0.0%
SYMP Series 2022-32A Class A1, CME Term SOFR 3 month Index + 1.32%, 5.5993% 4/23/2035 (b)(c)(d)	13,875,000	13,877,109
CANADA - 0.0%
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/2035 (b)	4,135,137	4,185,173
Chesapeake Funding II LLC Series 2024-1A Class A1, 5.52% 5/15/2036 (b)	12,599,820	12,714,409
Evergreen Cr Card Tr Series 2025-CRT5 Class B, 5.24% 5/15/2029 (b)	980,000	985,987
TOTAL CANADA		17,885,569
GRAND CAYMAN (UK OVERSEAS TER) - 1.3%
Aimco CLO 11 Ltd Series 2024-11A Class A1R2, CME Term SOFR 3 month Index + 1.34%, 5.6198% 7/17/2037 (b)(c)(d)	25,100,000	25,102,359
AIMCO CLO Series 2024-BA Class ARR, CME Term SOFR 3 month Index + 1.5%, 5.7605% 4/16/2037 (b)(c)(d)	18,732,000	18,786,885
Allegro Clo Ltd Series 2021-1A Class A, CME Term SOFR 3 month Index + 1.4016%, 5.6711% 7/20/2034 (b)(c)(d)	8,250,000	8,254,158
Ammc Clo 24 Ltd Series 2024-24A Class ER, CME Term SOFR 3 month Index + 6.5%, 10.7695% 1/20/2035 (b)(c)(d)	150,000	148,139
Ares Lii Clo Ltd Series 2025-52A Class A1RR, CME Term SOFR 3 month Index + 0.88%, 5.1524% 4/22/2031 (b)(c)(d)	4,128,692	4,122,499
Ares LIV CLO Ltd Series 2024-54A Class AR, CME Term SOFR 3 month Index + 1.27%, 5.5261% 10/15/2032 (b)(c)(d)	15,942,678	15,947,014
Ares Lv Clo Ltd Series 2024-55A Class A1R2, CME Term SOFR 3 month Index + 1.37%, 5.6261% 10/15/2037 (b)(c)(d)	7,566,000	7,568,005
Ares Lviii Clo Ltd / Ares Lviii Clo LLC Series 2025-58A Class A1R2, CME Term SOFR 3 month Index + 1.24%, 5.5279% 4/15/2038 (b)(c)(d)	11,529,000	11,542,120
Ares XLI Clo Ltd Series 2021-41A Class AR2, CME Term SOFR 3 month Index + 1.3316%, 5.5877% 4/15/2034 (b)(c)(d)	24,780,000	24,791,424
Ares XXXIV CLO Ltd Series 2024-2A Class AR3, CME Term SOFR 3 month Index + 1.32%, 5.5998% 4/17/2033 (b)(c)(d)	12,800,000	12,834,944
Babson CLO Ltd/Cayman Islands Series 2025-1A Class A1R2, CME Term SOFR 3 month Index + 1.26%, 5.5161% 1/15/2038 (b)(c)(d)	7,970,000	7,973,108
Barings Clo Ltd Series 2024-4A Class A, CME Term SOFR 3 month Index + 1.75%, 6.0195% 1/20/2037 (b)(c)(d)	21,860,000	21,925,602
Barings Clo Ltd Series 2024-4A Class AR, CME Term SOFR 3 month Index + 1.37%, 5.6395% 10/20/2037 (b)(c)(d)	11,089,000	11,097,239
Bbam US Clo I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 7.2561% 3/30/2038 (b)(c)(d)	125,000	122,714
BCRED BSL Static Clo Ltd / LLC Series 2025-1A Class AR, CME Term SOFR 3 month Index + 1.25%, 5.5413% 7/24/2035 (b)(c)(d)	11,631,000	11,643,655
Beechwood Park Clo Ltd Series 2022-1A Class A1R, CME Term SOFR 3 month Index + 1.3%, 5.5798% 1/17/2035 (b)(c)(d)	16,732,000	16,771,019
Buckhorn Park Clo Ltd Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.07%, 5.3395% 7/18/2034 (b)(c)(d)	6,900,000	6,888,305
Carlyle US CLO Ltd Series 2024-10A Class A1R, CME Term SOFR 3 month Index + 1.31%, 5.5795% 1/20/2038 (b)(c)(d)	16,231,000	16,235,837
Carlyle US Clo Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 10.2067% 10/25/2037 (b)(c)(d)	150,000	151,815
Cedar Fdg Xii Clo Ltd / Cedar Fdg Xii Clo LLC Series 2025-12A Class ARR, CME Term SOFR 3 month Index + 1.2%, 5.4566% 1/25/2038 (b)(c)(d)	10,548,000	10,547,262
Cedar Fdg Xvii Clo Ltd Series 2023-17A Class A, CME Term SOFR 3 month Index + 1.85%, 6.1195% 7/20/2036 (b)(c)(d)	21,114,000	21,156,587
Cedar Funding Ltd Series 2024-10A Class AR2, CME Term SOFR 3 month Index + 1.36%, 5.6295% 10/20/2037 (b)(c)(d)	9,231,000	9,240,794
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (b)(c)(d)	100,000	99,490
Clover Clo Ltd Series 2025-1A Class ARR, CME Term SOFR 3 month Index + 1%, 5.3091% 4/18/2035 (b)(c)(d)	13,065,000	12,993,234
Columbia Cent Clo 29 Ltd / Columbia Cent Clo 29 Corp Series 2021-29A Class AR, CME Term SOFR 3 month Index + 1.4316%, 5.7011% 10/20/2034 (b)(c)(d)	11,410,000	11,398,556
Dryden 104 Clo Ltd / Dryden 104 Clo LLC Series 2024-104A Class A1R, CME Term SOFR 3 month Index + 1.29%, 5.612% 8/20/2034 (b)(c)(d)	6,800,000	6,801,652
Dryden 68 Clo Ltd Series 2024-68A Class ARR, CME Term SOFR 3 month Index + 1.1%, 5.3561% 7/15/2035 (b)(c)(d)	5,800,000	5,778,749
Dryden 70 Clo Ltd Series 2018-70A Class A1, CME Term SOFR 3 month Index + 1.4316%, 5.6922% 1/16/2032 (b)(c)(d)	1,909,527	1,911,072
Dryden 86 Clo Ltd / Dryden 86 Clo LLC Series 2021-86A Class A1R, CME Term SOFR 3 month Index + 1.3616%, 5.6414% 7/17/2034 (b)(c)(d)	40,316,000	40,332,771
Dryden CLO Ltd Series 2022-98A Class A, CME Term SOFR 3 month Index + 1.3%, 5.5695% 4/20/2035 (b)(c)(d)	9,710,000	9,711,437
Dryden CLO Ltd Series 2024-83A Class AR, CME Term SOFR 3 month Index + 1.53%, 5.7995% 4/18/2037 (b)(c)(d)	12,450,000	12,481,125
Dryden CLO Ltd Series 2024-85A Class A1R2, CME Term SOFR 3 month Index + 1.38%, 5.6361% 7/15/2037 (b)(c)(d)	17,132,000	17,172,466
Dryden Senior Loan Fund Series 2021-90A Class A1A, CME Term SOFR 3 month Index + 1.3916%, 5.7136% 2/20/2035 (b)(c)(d)	6,930,000	6,934,186
Eaton Vance CLO Ltd Series 2021-1A Class A13R, CME Term SOFR 3 month Index + 1.5116%, 5.7677% 1/15/2034 (b)(c)(d)	2,000,000	2,001,834
Eaton Vance CLO Ltd Series 2024-1A Class ARR, CME Term SOFR 3 month Index + 1.39%, 5.6461% 10/15/2037 (b)(c)(d)	11,494,000	11,504,724
Eaton Vance CLO Ltd Series 2024-2A Class AR2, CME Term SOFR 3 month Index + 1.38%, 5.6361% 10/15/2037 (b)(c)(d)	11,970,000	11,980,629
Flat Series 2025-30A Class A1, CME Term SOFR 3 month Index + 1.16%, 5.4434% 4/15/2038 (b)(c)(d)	11,507,000	11,508,024
Flatiron Clo 20 Ltd / Flatiron Clo 20 LLC Series 2024-1A Class AR, CME Term SOFR 3 month Index + 1.38%, 5.702% 5/20/2036 (b)(c)(d)	31,066,000	31,119,931
Flatiron Clo 28 Ltd / Flatiron Clo 28 LLC Series 2024-1A Class A1, CME Term SOFR 3 month Index + 1.32%, 5.5761% 7/15/2036 (b)(c)(d)	9,000,000	9,002,961
Flatiron Clo Ltd Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.36%, 5.6295% 10/19/2037 (b)(c)(d)	15,193,000	15,228,278
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 9.5334% 4/15/2038 (b)(c)(d)	200,000	201,934
Horizon Aircraft Finance Ltd Series 2019-1 Class A, 3.721% 7/15/2039 (b)	7,955,028	7,684,461
Invesco Clo Ltd Series 2021-3A Class A, CME Term SOFR 3 month Index + 1.3916%, 5.664% 10/22/2034 (b)(c)(d)	9,130,000	9,136,491
Invesco US CLO Series 2024-1RA Class AR, CME Term SOFR 3 month Index + 1.55%, 5.8061% 4/15/2037 (b)(c)(d)	10,990,000	11,014,596
Kkr Clo 41 Ltd Series 2022-41A Class A1, CME Term SOFR 3 month Index + 1.33%, 5.5861% 4/15/2035 (b)(c)(d)	6,065,000	6,070,622
Lakeside Pk Clo Ltd / Lakeside Pk Clo LLC Series 2025-1A Class A, CME Term SOFR 3 month Index + 1.15%, 5.4061% 4/15/2038 (b)(c)(d)	8,302,000	8,277,094
Madison Park Funding 2015 Series 2024-19A Class AR3, CME Term SOFR 3 month Index + 1.6%, 5.8724% 1/22/2037 (b)(c)(d)	1,913,000	1,917,113
Madison Park Funding Xxiii Ltd Series 2021-23A Class AR, CME Term SOFR 3 month Index + 1.2316%, 5.5142% 7/27/2031 (b)(c)(d)	1,352,596	1,351,870
Madison Pk Fdg L Ltd / Madison Pk Fdg L LLC Series 2021-50A Class A, CME Term SOFR 3 month Index + 1.4016%, 5.6711% 4/19/2034 (b)(c)(d)	9,810,000	9,815,297
Madison Pk Fdg Lii Ltd / Madison Pk Fdg Lii LLC Series 2021-52A Class A, CME Term SOFR 3 month Index + 1.3616%, 5.634% 1/22/2035 (b)(c)(d)	13,837,000	13,846,852
Madison Pk Fdg Lxvii Ltd / Madison Pk Fdg Lxvii LLC Series 2024-67A Class A1, CME Term SOFR 3 month Index + 1.51%, 5.7918% 4/25/2037 (b)(c)(d)	21,830,000	21,895,163
Madison Pk Fdg Xlv Ltd / Madison Pk Fdg Xlv LLC Series 2024-45A Class ARR, CME Term SOFR 3 month Index + 1.08%, 5.3361% 7/15/2034 (b)(c)(d)	13,160,000	13,116,375
MAGNE AR Series 2021-27A Class AR, CME Term SOFR 3 month Index + 1.4016%, 5.6711% 10/20/2034 (b)(c)(d)	3,092,000	3,094,164
Magnetite CLO LTD Series 2025-36A Class AR, CME Term SOFR 3 month Index + 1.32%, 1.32% 7/25/2038 (b)(c)(d)	11,611,000	11,611,000
Magnetite CLO Ltd Series 2023-36A Class A, CME Term SOFR 3 month Index + 1.8%, 6.0724% 4/22/2036 (b)(c)(d)	10,440,000	10,440,000
Magnetite Clo Ltd Series 2025-45A Class A1, CME Term SOFR 3 month Index + 1.15%, 5.435% 4/15/2038 (b)(c)(d)	8,033,000	8,041,523
Magnetite Xli Ltd Series 2024-41A Class A, CME Term SOFR 3 month Index + 1.29%, 5.603% 1/25/2038 (b)(c)(d)	9,690,000	9,708,702
Magnetite Xxiii Ltd Series 2021-23A Class AR, CME Term SOFR 3 month Index + 1.3916%, 5.6734% 1/25/2035 (b)(c)(d)	9,420,000	9,432,368
Magnetite Xxix Ltd / Magnetite Xxix LLC Series 2024-29A Class AR, CME Term SOFR 3 month Index + 1.35%, 5.6061% 7/15/2037 (b)(c)(d)	13,105,000	13,130,699
Magnetite Xxvi Ltd / Magnetite Xxvi LLC Series 2025-26A Class AR2, CME Term SOFR 3 month Index + 1.15%, 5.4163% 1/25/2038 (b)(c)(d)	10,650,000	10,618,050
Magnetite Xxviii Ltd Series 2025-28A Class A1RR, CME Term SOFR 3 month Index + 1.24%, 5.4961% 1/15/2038 (b)(c)(d)	17,202,000	17,164,895
Milos CLO Ltd Series 2020-1A Class AR, CME Term SOFR 3 month Index + 1.3316%, 5.6011% 10/20/2030 (b)(c)(d)	4,847,012	4,850,464
Morgan Stanley Eaton Vance CLO Ltd / LLC Series 2025-21A Class A1, CME Term SOFR 3 month Index + 1.17%, 5.2849% 4/15/2038 (b)(c)(d)	13,700,000	13,668,449
Neuberger Berman Loan Advisers Clo 25 Ltd Series 2024-25A Class AR2, CME Term SOFR 3 month Index + 1.4%, 5.6695% 7/18/2038 (b)(c)(d)	14,150,000	14,181,767
Oha Cr Fdg 4 Ltd / Oha Cr Fdg 4 LLC Series 2024-4A Class AR2, CME Term SOFR 3 month Index + 1.29%, 5.5624% 1/22/2038 (b)(c)(d)	16,000,000	15,990,832
Oha Credit Funding 14-R Ltd Series 2025-14RA Class A, CME Term SOFR 3 month Index + 1.23%, 5.6252% 4/20/2038 (b)(c)(d)	7,584,000	7,557,684
Oha Credit Funding 22 Ltd Series 2025-22A Class A1, CME Term SOFR 3 month Index + 1.33%, 0% 7/20/2038 (b)(c)(d)	6,319,000	6,325,875
OHA Credit Funding 6 Ltd Series 2024-6A Class AR2, CME Term SOFR 3 month Index + 1.33%, 5.5995% 10/20/2037 (b)(c)(d)	16,110,000	16,101,059
OHA Credit Partners Ltd Series 2024-18A Class A1, CME Term SOFR 3 month Index + 1.5%, 5.7695% 4/20/2037 (b)(c)(d)	18,840,000	18,891,414
OHA Credit Partners Ltd Series 2024-18A Class A2, CME Term SOFR 3 month Index + 1.65%, 5.9195% 4/20/2037 (b)(c)(d)	1,300,000	1,302,817
Oha Credit Partners VII Ltd Series 2025-7A Class AR4, CME Term SOFR 3 month Index + 1.14%, 5.462% 2/20/2038 (b)(c)(d)	10,336,000	10,299,824
Oha Credit Partners VII Ltd Series 2025-7A Class D1R4, CME Term SOFR 3 month Index + 2.5%, 6.822% 2/20/2038 (b)(c)(d)	150,000	147,870
OHA Credit Partners XVII Ltd Series 2024-17A Class A, CME Term SOFR 3 month Index + 1.32%, 5.7215% 1/18/2038 (b)(c)(d)	9,640,000	9,658,181
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (b)(c)(d)	100,000	99,784
Palmer Square Loan Funding Ltd / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 month Index + 1.05%, 5.3061% 4/15/2030 (b)(c)(d)	863,449	863,492
Palmer Square Loan Funding Ltd Series 2024-2A Class A1N, CME Term SOFR 3 month Index + 1%, 5.2561% 1/15/2033 (b)(c)(d)	12,764,789	12,766,844
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (b)(c)(d)	250,000	247,645
Palmer Square Loan Funding Ltd Series 2024-3A Class A1, CME Term SOFR 3 month Index + 1.08%, 5.3873% 8/8/2032 (b)(c)(d)	8,136,552	8,137,659
Palmer Square Loan Funding Ltd Series 2025-1A Class A1, CME Term SOFR 3 month Index + 0.8%, 5.1206% 2/15/2033 (b)(c)(d)	13,070,000	13,026,098
Peace Park Clo Ltd Series 2021-1A Class A, CME Term SOFR 3 month Index + 1.3916%, 5.6611% 10/20/2034 (b)(c)(d)	14,148,000	14,158,470
Project Silver Series 2019-1 Class A, 3.967% 7/15/2044 (b)	4,653,365	4,490,679
Rockland Park Clo Ltd Series 2021-1A Class A, CME Term SOFR 3 month Index + 1.3816%, 5.6511% 4/20/2034 (b)(c)(d)	12,190,000	12,212,881
Rr 16 Ltd Series 2021-16A Class A1, CME Term SOFR 3 month Index + 1.3716%, 5.6277% 7/15/2036 (b)(c)(d)	10,300,000	10,318,252
Rr 34 Ltd Series 2024-34RA Class A1R, CME Term SOFR 3 month Index + 1.35%, 5.6061% 10/15/2039 (b)(c)(d)	13,007,000	13,063,828
Rr 7 Ltd Series 2022-7A Class A1AB, CME Term SOFR 3 month Index + 1.34%, 5.5961% 1/15/2037 (b)(c)(d)	15,740,000	15,755,284
Symphony Clo 43 Ltd Series 2024-43A Class A1, CME Term SOFR 3 month Index + 1.52%, 5.7761% 4/15/2037 (b)(c)(d)	14,100,000	14,169,245
Symphony Clo Xxvi Ltd / Symphony Clo Xxvi LLC Series 2021-26A Class AR, CME Term SOFR 3 month Index + 1.3416%, 5.6111% 4/20/2033 (b)(c)(d)	11,790,917	11,795,256
TCI-Symphony CLO Ltd Series 2021-1A Class AR, CME Term SOFR 3 month Index + 1.1916%, 5.4477% 7/15/2030 (b)(c)(d)	1,662,880	1,662,983
Thunderbolt Aircraft Lease Series 2018-A Class A, 4.147% 9/15/2038 (b)(d)	3,506,943	3,489,482
Thunderbolt III Aircraft Lease Ltd Series 2019-1 Class A, 3.671% 11/15/2039 (b)	17,315,714	16,757,260
Trapeza Cdo Xii Ltd Series 2007-12A Class B, CME Term SOFR 3 month Index + 0.8216%, 5.1063% 4/6/2042 (b)(c)(d)	1,380,000	1,084,774
Voya Clo 2022-1 Ltd / Voya Clo 2022-1 LLC Series 2024-1A Class A1R, CME Term SOFR 3 month Index + 1.25%, 5.5195% 4/20/2035 (b)(c)(d)	8,170,000	8,162,149
Voya CLO Ltd Series 2023-1A Class A1, CME Term SOFR 3 month Index + 1.8%, 6.0695% 1/20/2037 (b)(c)(d)	14,610,000	14,669,711
Voya Clo Ltd Series 2024-1A Class A1, CME Term SOFR 3 month Index + 1.52%, 5.7761% 4/15/2037 (b)(c)(d)	6,280,000	6,298,488
Voya CLO Ltd/Voya CLO LLC Series 2025-2A Class A1RR, CME Term SOFR 3 month Index + 1.31%, 5.5904% 1/20/2038 (b)(c)(d)	3,951,000	3,951,158
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		984,539,530
IRELAND - 0.0%
Volofin Finance Designated Activity Co Series 2024-1A Class A, 5.935% 6/15/2037 (b)	11,673,497	11,709,709
MULTI-NATIONAL - 0.0%
Allegro Clo Xv Ltd / Allegro Clo Vx LLC Series 2025-1A Class A1R, CME Term SOFR 3 month Index + 1.18%, 5.4911% 4/20/2038 (b)(c)(d)	12,690,000	12,654,620
UNITED STATES - 2.9%
Aaset 2024-1 US Ltd / Aaset 2024-1 Intl Ltd Series 2024-1A Class A1, 6.261% 5/16/2049 (b)	18,166,604	18,291,796
Aaset 2024-1 US Ltd / Aaset 2024-1 Intl Ltd Series 2024-1A Class A2, 6.261% 5/16/2049 (b)	16,552,048	16,666,113
Aaset 2025-1 Ltd / Aaset 2025-1 LLC Series 2025-1A Class A, 5.943% 2/16/2050 (b)	11,841,425	11,861,431
AASET Trust Series 2019-2 Class A, 3.376% 10/16/2039 (b)	3,071,537	2,979,425
AASET Trust Series 2019-2 Class B, 4.458% 10/16/2039 (b)	408,345	381,818
AASET Trust Series 2021-1A Class A, 2.95% 11/16/2041 (b)	6,778,076	6,377,052
AASET Trust Series 2021-2A Class A, 2.798% 1/15/2047 (b)	15,786,522	14,513,200
AASET Trust Series 2022-1A Class A, 6% 5/16/2047 (b)	5,039,630	5,044,694
Achv Abs Trust Series 2024-3AL Class A, 5.01% 12/26/2031 (b)	2,644,253	2,640,855
Affirm Asset Securitization Trust Series 2024-A Class 1A, 5.61% 2/15/2029 (b)	25,000,000	25,103,190
Affirm Asset Securitization Trust Series 2024-X1 Class A, 6.27% 5/15/2029 (b)	1,470,815	1,472,429
Affirm Asset Securitization Trust Series 2025-X1 Class A, 5.08% 4/15/2030 (b)	21,775,000	21,770,351
Aimco Clo 17 Ltd / Aimco Clo 17 LLC Series 2024-17A Class A1R, CME Term SOFR 3 month Index + 1.35%, 5.6224% 7/20/2037 (b)(c)(d)	14,150,000	14,151,217
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/2028	16,200,000	16,287,059
Altde Trust Series 2025-1A Class A, 5.9% 8/15/2050 (b)	12,870,225	12,846,962
American Express Credit Account Master Trust Series 2022-3 Class A, 3.75% 8/15/2027	2,575,000	2,570,854
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/2028	32,320,000	32,457,341
American Express Credit Account Master Trust Series 2024-2 Class A, 5.24% 4/15/2031	7,800,000	8,065,555
American Tower Trust #1 Series 2023, 5.49% 3/15/2053 (b)	5,029,000	5,092,748
Amur Equip Fin Receivables Xv LLC Series 2025-1A Class A2, 4.7% 9/22/2031 (b)	12,695,000	12,721,508
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/2040 (b)	1,131,932	1,097,981
Apollo Aviation Securitization Equity Trust Series 2020-1A Class B, 4.335% 1/16/2040 (b)	207,992	191,358
Ari Fleet Lease Trust 2024-B Series 2024-B Class A2, 5.54% 4/15/2033 (b)	5,810,839	5,841,153
Ari Fleet Lease Trust 2024-B Series 2024-B Class A3, 5.26% 4/15/2033 (b)	7,820,000	7,884,060
ARI Fleet Lease Trust Series 2023-A Class A3, 5.33% 2/17/2032 (b)	5,000,000	5,034,031
Ari Fleet Lease Trust Series 2025-A Class A2, 4.38% 1/17/2034 (b)	5,935,000	5,907,114
Ari Fleet Lease Trust Series 2025-A Class B, 4.7% 1/17/2034 (b)	1,250,000	1,238,015
Autonation Finance Trust Series 2025-1A Class A2, 4.72% 4/10/2028 (b)	9,250,000	9,252,063
Avis Budget Rental Car Funding AESOP LLC Series 2025-1A Class A, 4.8% 8/20/2029 (b)	4,510,000	4,514,754
Avis Budget Rental Car Funding AESOP LLC Series 2025-2A Class A, 5.12% 8/20/2031 (b)	9,745,000	9,773,064
Bankers Healthcare Group Securitization Trust Series 2025-1CON Class A, 4.82% 4/17/2036 (b)	2,792,533	2,786,538
BETHP Series 2021-1A Class A, CME Term SOFR 3 month Index + 1.3916%, 5.6477% 1/15/2035 (b)(c)(d)	9,332,000	9,352,997
Blackbird Cap II Aircraft Lease Ltd / Blackbird Cap II Aircraft Lease Us L Series 2021-1A Class A, 2.443% 7/15/2046 (b)	23,185,357	21,574,331
Blackbird Capital Aircraft Lease Securitization Ltd Series 2016-1A Class A, 4.213% 12/16/2041 (b)(e)	2,574,898	2,570,486
BMW Vehicle Owner Trust Series 2025-A Class A3, 4.56% 9/25/2029	4,800,000	4,824,856
BofA Auto Trust Series 2024-1A Class A3, 5.35% 11/15/2028 (b)	6,012,000	6,070,963
BofA Auto Trust Series 2025-1A Class A2A, 4.52% 11/22/2027 (b)	17,620,000	17,606,880
BofA Auto Trust Series 2025-1A Class A3, 4.35% 11/20/2029 (b)	10,700,000	10,693,721
CarMax Auto Owner Trust Series 2023-4 Class A3, 6% 7/17/2028	14,679,000	14,886,674
CarMax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/2029	11,479,000	11,629,569
Carmax Auto Owner Trust Series 2024-4 Class A2A, 4.67% 12/15/2027	9,467,112	9,468,793
Carmax Auto Owner Trust Series 2024-4 Class A3, 4.6% 10/15/2029	5,440,000	5,473,866
Carmax Auto Owner Trust Series 2025-2 Class A2A, 4.59% 7/17/2028	5,160,000	5,162,259
CarMax Select Receivables Trust Series 2024-A Class A2A, 5.78% 9/15/2027	3,005,808	3,016,625
CarMax Select Receivables Trust Series 2024-A Class A3, 5.4% 11/15/2028	4,084,000	4,123,922
Castlelake Aircraft Securitization Series 2018-1 Class A, 4.125% 6/15/2043 (b)	867,236	843,035
Castlelake Aircraft Securitization Trust Series 2019-1A Class A, 3.967% 4/15/2039 (b)	7,037,333	6,667,903
Castlelake Aircraft Securitization Trust Series 2019-1A Class B, 5.095% 4/15/2039 (b)	3,098,041	2,571,393
Castlelake Aircraft Securitization Trust Series 2021-1R Class A, 2.741% 8/15/2041 (b)	6,365,294	6,113,897
Castlelake Aircraft Structured Trust Series 2021-1A Class A, 3.474% 1/15/2046 (b)	1,387,333	1,352,824
Castlelake Aircraft Structured Trust Series 2021-1A Class B, 6.656% 1/15/2046 (b)	157,307	157,279
Ccg Receivables Trust. Series 2025-1 Class A2, 4.48% 10/14/2032 (b)	5,510,000	5,509,533
Cedar Funding Ltd Series 2022-15A Class A, CME Term SOFR 3 month Index + 1.32%, 5.5924% 4/20/2035 (b)(c)(d)	14,430,000	14,429,856
CFMT LLC Series 2023-HB12 Class A, 4.25% 4/25/2033 (b)	4,322,350	4,277,345
Chase Auto Owner Trust Series 2024-1A Class A3, 5.13% 5/25/2029 (b)	15,195,000	15,302,362
Chase Issuance Trust Series 2023-A2 Class A, 5.08% 9/15/2030	11,940,000	12,229,011
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/2030	9,000,000	8,883,900
Citizens Auto Receivables Trust Series 2024-2 Class A3, 5.33% 8/15/2028 (b)	14,161,000	14,252,061
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/2047 (b)	33,251,803	32,725,054
DB Master Finance LLC Series 2019-1A Class A23, 4.352% 5/20/2049 (b)	8,015,963	7,801,889
DB Master Finance LLC Series 2019-1A Class A2II, 4.021% 5/20/2049 (b)	6,838,780	6,765,084
DB Master Finance LLC Series 2021-1A Class A23, 2.791% 11/20/2051 (b)	28,691,380	24,730,463
DB Master Finance LLC Series 2021-1A Class A2I, 2.045% 11/20/2051 (b)	9,273,650	8,885,853
DB Master Finance LLC Series 2021-1A Class A2II, 2.493% 11/20/2051 (b)	16,705,115	15,331,931
Dell Equip Fin Trust Series 2025-1 Class A2, 4.68% 7/22/2027 (b)	9,720,000	9,738,635
Dell Equip Fin Trust Series 2025-1 Class A3, 4.61% 2/24/2031 (b)	1,600,000	1,607,810
DLLAA Series 2023-1A Class A2, 5.93% 7/20/2026 (b)	970,377	971,889
DLLAA Series 2023-1A Class A3, 5.64% 2/22/2028 (b)	6,112,000	6,181,073
DLLAD Series 2023-1A Class A3, 4.79% 1/20/2028 (b)	10,250,592	10,265,829
DLLAD Series 2024-1A Class A3, 5.3% 7/20/2029 (b)	4,988,000	5,057,503
DLLMT LLC Series 2024-1A Class A3, 4.84% 8/21/2028 (b)	5,572,000	5,608,331
Domino's Pizza Master Issuer LLC Series 2015-1A Class A2II, 4.474% 10/25/2045 (b)	5,662,388	5,644,277
Domino's Pizza Master Issuer LLC Series 2017-1A Class A23, 4.118% 7/25/2047 (b)	27,886,980	27,376,208
Domino's Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/2048 (b)	11,594,558	11,540,905
Domino's Pizza Master Issuer LLC Series 2019-1A Class A2, 3.668% 10/25/2049 (b)	34,443,840	32,511,531
Domino's Pizza Master Issuer LLC Series 2021-1A Class A2I, 2.662% 4/25/2051 (b)	14,110,975	13,082,972
Domino's Pizza Master Issuer LLC Series 2021-1A Class A2II, 3.151% 4/25/2051 (b)	6,660,653	5,937,366
Eaton Vance CLO Ltd Series 2024-1A Class AR2, CME Term SOFR 3 month Index + 1.51%, 5.7661% 7/15/2037 (b)(c)(d)	12,310,000	12,339,926
Enterprise Fleet Financing LLC Series 2023-3 Class A2, 6.4% 3/20/2030 (b)	15,466,974	15,692,468
Enterprise Fleet Financing LLC Series 2024-3 Class A3, 4.98% 8/21/2028 (b)	8,040,000	8,106,078
Enterprise Fleet Financing LLC Series 2024-4 Class A3, 4.56% 11/20/2028 (b)	17,233,000	17,256,759
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/2026 (b)	11,725,219	11,776,258
Enterprise Fleet Financing Series 2024-2 Class A3, 5.61% 4/20/2028 (b)	10,461,000	10,620,275
Exeter Select Automobile Receivables Trust Series 2025-1 Class A2, 4.83% 10/16/2028	3,120,000	3,117,335
Exeter Select Automobile Receivables Trust Series 2025-1 Class A3, 4.69% 4/15/2030	2,235,000	2,231,839
Flatiron Clo 23 LLC Series 2025-1A, CME Term SOFR 3 month Index + 1.24%, 0% 4/17/2036 (b)(c)(d)	8,102,000	8,102,000
Flatiron Clo 26 Ltd / Flatiron Clo 26 LLC Series 2024-4A Class A, CME Term SOFR 3 month Index + 1.33%, 5.5861% 1/15/2038 (b)(c)(d)	11,218,000	11,205,627
Flatiron Rr Clo 22 LLC Series 2025-2A Class AR, CME Term SOFR 3 month Index + 0.91%, 5.1661% 10/15/2034 (b)(c)(d)	4,400,000	4,366,529
Ford Cr Floorplan Mast Own Tr Series 2018-4 Class A, 4.06% 11/15/2030	5,400,000	5,329,153
Ford Credit Auto Lease Trust Series 2024-B Class A3, 4.99% 12/15/2027	6,500,000	6,535,281
Ford Credit Auto Owner Trust Series 2020-2 Class A, 1.06% 4/15/2033 (b)	5,000,000	4,933,605
Ford Credit Auto Owner Trust Series 2021-1 Class A, 1.37% 10/17/2033 (b)	5,000,000	4,862,089
Ford Credit Auto Owner Trust Series 2022-D Class A3, 5.27% 5/17/2027	446,419	447,751
Ford Credit Auto Owner Trust Series 2023-1 Class A, 4.85% 8/15/2035 (b)	2,600,000	2,626,477
Ford Credit Auto Owner Trust Series 2023-2 Class A, 5.28% 2/15/2036 (b)	10,800,000	11,046,377
Ford Credit Auto Owner Trust Series 2024-1 Class A, 4.87% 8/15/2036 (b)	7,820,000	7,912,274
Ford Credit Floorplan Master Owner Trust A Series 2023-1 Class A1, 4.92% 5/15/2028 (b)	43,730,000	43,867,959
Ford Credit Floorplan Master Owner Trust A Series 2024-1 Class A1, 5.29% 4/15/2029 (b)	28,100,000	28,500,192
Ford Credit Floorplan Master Owner Trust A Series 2024-1 Class B, 5.48% 4/15/2029 (b)	6,500,000	6,580,971
Fordf Series 2025-1 Class A1, 4.63% 4/15/2030	4,985,000	5,007,004
Fordf Series 2025-1 Class B, 4.84% 4/15/2030	2,515,000	2,516,865
Gilead Aviation LLC Series 2025-1A Class A, 5.789% 3/15/2050 (b)	21,734,779	21,536,886
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A3, 3.1% 2/16/2027	13,260,884	13,204,023
GM Financial Consumer Automobile Receivables Trust Series 2023-3 Class A3, 5.45% 6/16/2028	12,114,630	12,189,305
GM Financial Leasing Trust Series 2023-3 Class A3, 5.38% 11/20/2026	4,385,247	4,393,972
GM Financial Revolving Receivables Trust Series 2021-1 Class A, 1.17% 6/12/2034 (b)	5,000,000	4,791,475
GM Financial Revolving Receivables Trust Series 2023-1 Class A, 5.12% 4/11/2035 (b)	6,600,000	6,707,203
GM Financial Revolving Receivables Trust Series 2023-2 Class A, 5.77% 8/11/2036 (b)	9,800,000	10,184,335
GM Financial Revolving Receivables Trust Series 2024-1 Class A, 4.98% 12/11/2036 (b)	3,961,000	4,028,518
GM Financial Revolving Receivables Trust Series 2025-1 Class B, 4.8% 12/11/2037 (b)	750,000	751,255
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A1, 5.34% 6/15/2028 (b)	18,500,000	18,641,501
GMF Floorplan Owner Revolving Trust Series 2023-1 Class B, 5.73% 6/15/2028 (b)	5,700,000	5,737,654
GMF Floorplan Owner Revolving Trust Series 2024-1A Class A1, 5.13% 3/15/2029 (b)	7,800,000	7,882,756
GMF Floorplan Owner Revolving Trust Series 2024-1A Class B, 5.33% 3/15/2029 (b)	3,650,000	3,682,726
GMF Floorplan Owner Revolving Trust Series 2024-2A Class A, 5.06% 3/15/2031 (b)	9,100,000	9,276,097
GMF Floorplan Owner Revolving Trust Series 2024-2A Class B, 5.35% 3/15/2031 (b)	2,600,000	2,643,093
GMF Floorplan Owner Revolving Trust Series 2024-4A Class A1, 4.73% 11/15/2029 (b)	20,800,000	20,922,923
Great America Leasing Receivables Funding LLC Series 2025-1 Series 2025-1 Class A2, 4.52% 10/15/2027 (b)	10,550,000	10,535,214
Great America Leasing Receivables Funding LLC Series 2025-1 Series 2025-1 Class A3, 4.49% 4/16/2029 (b)	8,800,000	8,780,957
Green Lakes Park Clo LLC Series 2025-1A Class ARR, CME Term SOFR 3 month Index + 1.18%, 5.4688% 1/25/2038 (b)(c)(d)	23,950,000	23,933,954
Greensky Home Improvement Trust Series 2024-2 Class A2, 5.25% 10/27/2059 (b)	4,080,772	4,086,137
Hamlin Pk Clo Ltd / Hamlin Pk Clo LLC Series 2024-1A Class A, CME Term SOFR 3 month Index + 1.34%, 5.6095% 10/20/2037 (b)(c)(d)	11,370,000	11,334,696
Honda Auto Receivables 2023-3 Owner Tr Series 2023-3 Class A3, 5.41% 2/18/2028	10,351,469	10,414,730
Horizon Aircraft Finance I Limited Series 2018-1 Class A, 4.458% 12/15/2038 (b)	9,331,394	8,911,357
HPEFS Equipment Trust Series 2024-2A Class A3, 5.36% 10/20/2031 (b)	9,600,000	9,663,581
Hyundai Auto Lease Securitization Trust Series 2024-B Class A3, 5.41% 5/17/2027 (b)	7,243,000	7,301,289
Hyundai Auto Lease Securitization Trust Series 2024-C Class A3, 4.62% 4/17/2028 (b)	36,200,000	36,280,860
Hyundai Auto Lease Securitization Trust Series 2025-B Class A2A, 4.58% 9/15/2027 (b)	23,500,000	23,532,315
Hyundai Auto Receivables Trust Series 2023-B Class A3, 5.48% 4/17/2028	1,990,562	2,002,921
Hyundai Auto Receivables Trust Series 2024-A Class A3, 4.99% 2/15/2029	1,845,000	1,858,537
Jersey Mike's Funding Series 2024-1A Class A2, 5.636% 2/15/2055 (b)	22,109,588	22,276,272
John Deere Owner Trust Series 2025-A Class A2A, 4.23% 3/15/2028	16,550,000	16,514,916
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/2028 (b)	2,483,000	2,523,177
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/2046 (b)	9,512,804	8,915,670
Marlette Funding Trust Series 2024-1A Class A, 5.95% 7/17/2034 (b)	1,345,264	1,347,376
Mercedes-Benz Auto Lease Trust Series 2024-A Class A2A, 5.44% 2/16/2027	909,706	911,912
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/2028	17,761,000	17,947,855
Mercedes-Benz Auto Lease Trust Series 2024-A Class A4, 5.32% 2/15/2030	7,800,000	7,918,501
Mercedes-Benz Auto Lease Trust Series 2024-B Class A3, 4.23% 2/15/2028	33,100,000	32,991,114
Mercedes-Benz Auto Receivables Series 2023-1 Class A4, 4.31% 4/16/2029	4,500,000	4,487,666
Mercedes-Benz Auto Receivables Trust Series 2023-2 Class A3, 5.95% 11/15/2028	7,200,000	7,292,281
Merchants Fleet Funding LLC Series 2023-1A Class A, 7.21% 5/20/2036 (b)	11,957,588	12,060,746
Merchants Fleet Funding LLC Series 2024-1A Class A, 5.82% 4/20/2037 (b)	14,895,592	14,986,555
MetLife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/2058 (b)	69,619	68,285
Morgan Stanley ABS Capital I Inc Series 2004-HE7 Class B3, CME Term SOFR 1 month Index + 5.3645%, 9.6892% 8/25/2034 (c)(d)	50,161	71,540
Nissan Auto Receivables Owner Trust Series 2023-B Class A3, 5.93% 3/15/2028	7,200,000	7,262,694
Nissan Master Owner Tr Receivable Series 2024-B Class A, 5.05% 2/15/2029 (b)	22,189,000	22,326,132
OneMain Financial Issuance Trust Series 2020-2A Class A, 1.75% 9/14/2035 (b)	3,000,000	2,917,918
Oportun Funding Trust Series 2024-3 Class A, 5.26% 8/15/2029 (b)	4,667,666	4,667,337
Oportun Funding Trust Series 2025-1 Class A, 4.96% 8/16/2032 (b)	3,231,694	3,224,404
OWN Equipment Fund I LLC Series 2024-2M Class A, 5.7% 12/20/2032 (b)	28,480,029	28,691,450
Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCH1 Class M4, CME Term SOFR 1 month Index + 1.3595%, 5.6842% 1/25/2036 (c)(d)	1,402	1,399
Peac Solutions Receivables Series 2025-1A Class A2, 4.94% 10/20/2028 (b)	7,420,000	7,429,178
Pk Alift Loan Funding 3 LP Series 2024-1 Class A1, 5.842% 9/15/2039 (b)	4,841,669	4,878,865
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/2049 (b)	37,970,115	35,883,627
Planet Fitness Master Issuer LLC Series 2022-1A Class A2I, 3.251% 12/5/2051 (b)	9,428,400	9,146,721
Planet Fitness Master Issuer LLC Series 2022-1A Class A2II, 4.008% 12/5/2051 (b)	9,428,400	8,591,805
Post Road Equipment Finance LLC Series 2025-1A Class A2, 4.9% 5/15/2031 (b)	6,010,000	6,028,193
PRMI Securitization Trust Series 2024-CMG1 Class A1, U.S. 30-Day Avg. SOFR Index + 1.3%, 5.8% 7/25/2054 (b)(c)(d)	1,443,976	1,435,262
PRPM Trust Series 2023-RCF2 Class A1, 4% 11/25/2053 (b)	9,662,949	9,417,954
Santander Drive Auto Receivables Trust Series 2025-1 Class A3, 4.74% 1/16/2029	11,300,000	11,308,978
Santander Drive Auto Receivables Trust Series 2025-2 Class A3, 4.67% 8/15/2029	14,300,000	14,342,856
SAPPHIRE AVIATION FINANCE Series 2020-1A Class A, 3.228% 3/15/2040 (b)	13,316,931	12,610,069
SAPPHIRE AVIATION FINANCE Series 2020-1A Class B, 4.335% 3/15/2040 (b)	479,909	436,404
SBA Tower Trust Series 2020, 1.884% 7/15/2050 (b)	4,645,000	4,548,789
SBA Tower Trust Series 2020, 2.328% 7/15/2052 (b)	3,269,000	3,040,264
SBA Tower Trust Series 2021, 1.631% 5/15/2051 (b)	5,173,000	4,916,062
SBNA Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/2027 (b)	15,775,000	15,906,071
SBNA Auto Lease Trust Series 2024-C Class A3, 4.56% 2/22/2028 (b)	13,950,000	13,936,321
SFS Auto Receivables Securitization Trust Series 2024-2A Class A3, 5.33% 11/20/2029 (b)	8,985,000	9,079,893
SLAM Ltd Series 2025-1A Class A, 5.807% 5/15/2050 (b)	11,090,000	11,311,800
Stellantis Financial Underwritten Enhanced Lease Trust Series 2025-AA Class A2, 4.63% 7/20/2027 (b)	26,000,000	26,005,213
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/2051 (b)	10,784,583	9,918,812
Subway Funding LLC Series 2024-1A Class A23, 6.505% 7/30/2054 (b)	17,498,070	17,762,839
Subway Funding LLC Series 2024-1A Class A2I, 6.028% 7/30/2054 (b)	40,458,690	40,829,466
Subway Funding LLC Series 2024-1A Class A2II, 6.268% 7/30/2054 (b)	21,199,470	21,585,279
Subway Funding LLC Series 2024-3A Class A23, 5.914% 7/30/2054 (b)	18,387,600	17,947,318
Subway Funding LLC Series 2024-3A Class A2I, 5.246% 7/30/2054 (b)	18,387,600	18,057,390
Subway Funding LLC Series 2024-3A Class A2II, 5.566% 7/30/2054 (b)	9,193,800	9,023,198
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 month Index + 0.9745%, 5.2992% 9/25/2034 (c)(d)	43,426	44,582
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/2026 (b)	4,212,432	4,218,082
Tesla Series 2024-A Class A2A, 5.37% 6/22/2026 (b)	1,312,459	1,313,484
Toyota Auto Loan Extended Note Trust Series 2021-1A Class A, 1.07% 2/27/2034 (b)	72,900,000	71,071,981
Toyota Auto Receivables 2022-C Owner Tr Series 2022-C Class A3, 3.76% 4/15/2027	14,271,971	14,220,677
Toyota Auto Receivables Owner Trust Series 2023-A Class A4, 4.42% 8/15/2028	4,000,000	3,998,697
Toyota Auto Receivables Owner Trust Series 2025-B Class A3, 4.34% 11/15/2029	7,800,000	7,804,827
Toyota Lease Owner Trust Series 2023-A Class A3, 4.93% 4/20/2026 (b)	1,509,432	1,509,748
Toyota Lease Owner Trust Series 2024-A Class A3, 5.25% 4/20/2027 (b)	1,595,456	1,602,974
Upgrade Receivables Trust Series 2024-1A Class A, 5.37% 2/18/2031 (b)	4,911,690	4,914,278
USAA Auto Owner Trust Series 2024-A Class A3, 5.03% 3/15/2029 (b)	17,100,000	17,208,392
Verd Series 2025-1A Class A2, 4.85% 3/13/2028 (b)	3,825,000	3,828,329
Verizon Master Trust Series 2023-4 Class A1A, 5.16% 6/20/2029	10,390,000	10,464,563
Verizon Master Trust Series 2024-2 Class A, 4.83% 12/22/2031 (b)	7,800,000	7,904,414
Volkswagen Auto Lease Trust Series 2024-A Class A3, 5.21% 6/21/2027	1,577,000	1,589,883
Volkswagen Auto Loan Enhanced Trust 2023-2 Series 2023-2 Class A3, 5.48% 12/20/2028	7,500,000	7,603,238
Volkswagen Auto Loan Enhanced Trust Series 2023-1 Class A3, 5.02% 6/20/2028	5,600,000	5,617,254
Volvo Financial Equipment LLC Series 2024-1A Class A3, 4.29% 10/16/2028 (b)	1,236,000	1,233,363
Volvo Financial Equipment LLC Series 2025-1A Class A2, 4.41% 11/15/2027 (b)	1,500,000	1,497,725
Wheels Fleet Lease Funding 1 LLC Series 2023-2A Class A, 6.46% 8/18/2038 (b)	10,975,904	11,119,643
Wheels Fleet Lease Funding 1 LLC Series 2024-1A Class A1, 5.49% 2/18/2039 (b)	18,065,304	18,222,987
Wheels Fleet Lease Funding 1 LLC Series 2024-2A Class A1, 4.87% 6/21/2039 (b)	23,983,000	24,047,837
Wheels Fleet Lease Funding 1 LLC Series 2024-3A Class A1, 4.8% 9/19/2039 (b)	8,600,000	8,610,980
Wheels Fleet Lease Funding 1 LLC Series 2025-1A Class A1, 4.57% 1/18/2040 (b)	9,640,000	9,649,145
Willis Engine Structured Tr VII Series 2023-A Class A, 8% 10/15/2048 (b)	14,089,028	14,386,111
World Omni Auto Receivables Trust 2023-B Series 2023-B Class A3, 4.66% 5/15/2028	12,153,886	12,157,713
World Omni Auto Receivables Trust 2023-C Series 2023-C Class A3, 5.15% 11/15/2028	7,684,000	7,710,078
World Omni Automobile Lease Securitization Trust Series 2024-A Class A3, 5.26% 10/15/2027	7,800,000	7,873,836
TOTAL UNITED STATES		2,122,026,683
TOTAL ASSET-BACKED SECURITIES (Cost $3,217,264,827)		3,232,349,833

Bank Loan Obligations - 0.0%
	Principal Amount (a)	Value ($)
UNITED KINGDOM - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
EG America LLC Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5827% 2/7/2028 (c)(d)(f)	14,925	14,957
UNITED STATES - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Financing Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 3/27/2032 (c)(d)(f)(g)	145,000	145,724
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0768% 1/28/2032 (c)(d)(f)	145,000	144,501
Broadline Retail - 0.0%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5768% 1/23/2032 (c)(d)(f)	1,029,738	1,019,955
Distributors - 0.0%
Solenis Holdings Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 6/20/2031 (c)(d)(f)	1,522,138	1,510,539
Diversified Consumer Services - 0.0%
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (c)(d)(f)	803,721	684,336
TKC Holdings Inc 1LN, term loan 13.5% 2/15/2027 (d)(f)	574,794	528,092
		1,212,428
Hotels, Restaurants & Leisure - 0.0%
Bulldog Purchaser Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 6/27/2031 (c)(d)(f)	452,725	452,159
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5608% 6/1/2028 (c)(d)(f)	428,451	416,403
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5413% 12/30/2026 (c)(d)(f)	977,285	938,683
		1,807,245
Household Durables - 0.0%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6768% 6/29/2028 (c)(d)(f)	619,858	545,122
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6913% 10/30/2027 (c)(d)(f)	417,330	413,353
		958,475
Specialty Retail - 0.0%
Valvoline Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 0% 3/19/2032 (c)(d)(f)(g)	605,000	605,756
TOTAL CONSUMER DISCRETIONARY		7,258,899

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
CVR CHC LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2992% 12/30/2027 (c)(d)(f)	79,800	79,435
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7948% 10/30/2028 (c)(d)(f)	1,085,000	587,104
		666,539
Financials - 0.0%
Financial Services - 0.0%
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8268% 7/31/2031 (c)(d)(f)	658,350	658,600
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.072% 2/20/2032 (c)(d)(f)	625,000	618,944
		1,277,544
Insurance - 0.0%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3268% 11/6/2030 (c)(d)(f)	4,988	4,951
Asurion LLC Tranche B10 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4268% 8/19/2028 (c)(d)(f)	397,959	395,639
		400,590
TOTAL FINANCIALS		1,678,134

Health Care - 0.0%
Health Care Providers & Services - 0.0%
Cano Health LLC 1LN, term loan CME Term SOFR 3 month Index + 1%, 13.7992% 6/28/2029 (c)(d)(f)	138,714	122,762
Pharmaceuticals - 0.0%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5869% 10/8/2030 (c)(d)(f)	645,000	611,228
TOTAL HEALTH CARE		733,990

Industrials - 0.0%
Aerospace & Defense - 0.0%
Goat Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3285% 1/27/2032 (c)(d)(f)	45,000	44,803
Ground Transportation - 0.0%
Genesee & Wyoming Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 6.0492% 4/10/2031 (c)(d)(f)	796,000	791,869
Passenger Airlines - 0.0%
AAdvantage Loyalty IP Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 0% 5/7/2032 (c)(d)(f)(g)	35,000	35,124
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0476% 4/1/2031 (c)(d)(f)	25,000	24,979
		60,103
Professional Services - 0.0%
Cast & Crew LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0768% 12/29/2028 (c)(d)(f)	317,866	293,629
TOTAL INDUSTRIALS		1,190,404

Information Technology - 0.0%
IT Services - 0.0%
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5177% 2/10/2028 (c)(d)(f)	826,396	774,234
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5768% 3/20/2032 (c)(d)(f)	170,000	169,879
X Corp 1LN, term loan 9.5% 10/26/2029 (f)	815,000	810,795
		1,754,908
Software - 0.0%
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5527% 3/26/2032 (c)(d)(f)	365,000	364,934
Ellucian Holdings Inc 2LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0768% 11/22/2032 (c)(d)(f)	200,000	202,250
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4576% 10/9/2031 (c)(d)(f)	880,000	879,296
		1,446,480
Technology Hardware, Storage & Peripherals - 0.0%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.3215% 2/20/2032 (c)(d)(f)	600,000	591,000
TOTAL INFORMATION TECHNOLOGY		3,792,388

Materials - 0.0%
Chemicals - 0.0%
American Rock Salt Co LLC Tranche 1ST OUT DD TL 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 2% 6/9/2028 (c)(d)(f)(h)	244,321	244,321
American Rock Salt Co LLC Tranche 1ST OUT TL B 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 11.5943% 6/9/2028 (c)(d)(f)	385,111	385,112
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.3242% 7/3/2028 (c)(d)(f)	402,978	382,281
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3252% 3/15/2029 (c)(d)(f)	184,075	182,727
		1,194,441
Containers & Packaging - 0.0%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 7.5018% 4/13/2029 (c)(d)(f)	1,127,576	1,122,322
TOTAL MATERIALS		2,316,763

Utilities - 0.0%
Electric Utilities - 0.0%
WEC US Holdings Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5742% 1/27/2031 (c)(d)(f)	235,223	234,670
Independent Power and Renewable Electricity Producers - 0.0%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7992% 3/29/2030 (c)(d)(f)	538,895	532,159
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.1913% 3/24/2028 (c)(d)(f)	407,918	404,475
		936,634
TOTAL UTILITIES		1,171,304

TOTAL UNITED STATES		18,954,145
TOTAL BANK LOAN OBLIGATIONS (Cost $19,451,816)		18,969,102

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Financials - 0.0%
Banks - 0.0%
Capital One NA USD SOFR Spread-Adj ICE Swap Rate 5Y + 1.73%, 5.974% 8/9/2028 (c)(d)	2,954,000	3,012,264
KeyBank NA/Cleveland OH 6.95% 2/1/2028	619,000	649,757
Regions Bank/Birmingham AL 6.45% 6/26/2037	5,877,000	5,972,928

TOTAL BANK NOTES (Cost $10,012,630)		9,634,949

Collateralized Mortgage Obligations - 2.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 2.1%
Ajax Mortgage Loan Trust Series 2021-C Class A, 5.115% 1/25/2061 (b)	2,018,883	2,017,994
Ajax Mortgage Loan Trust Series 2021-E Class A1, 1.74% 12/25/2060 (b)	11,793,732	10,174,007
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/2066 (b)	1,590,348	1,399,638
Binom Securitization Trust Series 2022-RPL1 Class A1, 3% 2/25/2061 (b)	11,533,912	10,580,330
Bravo Residential Fdg Tr 2025-Nqm5 Series 2025-NQM5 Class A1, 5.496% 2/25/2065 (b)(e)	12,350,000	12,356,227
Bravo Residential Funding Trust Series 2020-RPL2 Class A1, 2% 5/25/2059 (b)	666,529	614,644
Bravo Residential Funding Trust Series 2022-RPL1 Class A1, 2.75% 9/25/2061 (b)	14,873,097	13,427,949
CFMT LLC Series 2022-HB10 Class A, 3.25% 11/25/2035 (b)	5,589,801	5,545,189
CFMT LLC Series 2024-HB13 Class A, 3% 5/25/2034 (b)(d)	8,966,071	8,791,968
CFMT LLC Series 2024-HB15 Class A, 4% 8/25/2034 (b)(d)	4,630,540	4,581,191
CFMT Series 2025-HB16 Class A, 3% 3/25/2035 (b)(d)	2,686,069	2,618,913
Cim Trust Series 2021-R3 Class A1A, 1.951% 6/25/2057 (b)	3,246,641	2,946,138
Cross Mortgage Trust Series 2025-H4 Class A1, 5.596% 6/25/2070 (b)(d)	15,100,000	15,122,458
CSMC Trust Series 2014-3R Class 2A1, CME Term SOFR 1 month Index + 0.8145%, 0% 5/27/2037 (b)(c)(d)(l)	556,406	55
CSMC Trust Series 2014-3R Class 4A1, CME Term SOFR 1 month Index + 0.3945%, 4.3314% 5/27/2037 (b)(c)(d)	423,088	406,968
CSMC Trust Series 2015-1R Class 6A1, CME Term SOFR 1 month Index + 0.3945%, 4.3314% 5/27/2037 (b)(c)(d)	14,324	14,188
CSMC Trust Series 2020-RPL4 Class A1, 2% 1/25/2060 (b)	209,705	185,275
CSMC Trust Series 2021-RPL9 Class A1, 3.742% 2/25/2061 (b)(d)	2,799,079	2,838,852
Fannie Mae Guaranteed REMIC Series 1999-17 Class PG, 6% 4/25/2029	11,935	12,103
Fannie Mae Guaranteed REMIC Series 1999-25 Class Z, 6% 6/25/2029	10,563	10,610
Fannie Mae Guaranteed REMIC Series 1999-32 Class PL, 6% 7/25/2029	17,489	17,791
Fannie Mae Guaranteed REMIC Series 1999-33 Class PK, 6% 7/25/2029	12,647	12,853
Fannie Mae Guaranteed REMIC Series 2001-20 Class Z, 6% 5/25/2031	17,050	17,289
Fannie Mae Guaranteed REMIC Series 2001-31 Class ZC, 6.5% 7/25/2031	6,829	6,912
Fannie Mae Guaranteed REMIC Series 2001-52 Class YZ, 6.5% 10/25/2031	2,596	2,676
Fannie Mae Guaranteed REMIC Series 2002-16 Class ZD, 6.5% 4/25/2032	7,542	7,756
Fannie Mae Guaranteed REMIC Series 2002-18 Class FD, U.S. 30-Day Avg. SOFR Index + 0.9145%, 5.2365% 2/25/2032 (c)(d)	1,360	1,363
Fannie Mae Guaranteed REMIC Series 2002-39 Class FD, U.S. 30-Day Avg. SOFR Index + 1.1145%, 5.4444% 3/18/2032 (c)(d)	2,478	2,499
Fannie Mae Guaranteed REMIC Series 2002-60 Class FV, U.S. 30-Day Avg. SOFR Index + 1.1145%, 5.4365% 4/25/2032 (c)(d)	2,618	2,635
Fannie Mae Guaranteed REMIC Series 2002-63 Class FN, U.S. 30-Day Avg. SOFR Index + 1.1145%, 5.4365% 10/25/2032 (c)(d)	3,091	3,111
Fannie Mae Guaranteed REMIC Series 2002-7 Class FC, U.S. 30-Day Avg. SOFR Index + 0.8645%, 5.1865% 1/25/2032 (c)(d)	1,280	1,281
Fannie Mae Guaranteed REMIC Series 2002-74 Class SV, 7.4355% - U.S. 30-Day Avg. SOFR Index 3.1136% 11/25/2032 (d)(i)	3,437	90
Fannie Mae Guaranteed REMIC Series 2003-118 Class S, 7.9855% - U.S. 30-Day Avg. SOFR Index 3.6636% 12/25/2033 (d)(i)	55,933	6,455
Fannie Mae Guaranteed REMIC Series 2003-21 Class SK, 7.9855% - U.S. 30-Day Avg. SOFR Index 3.6636% 3/25/2033 (d)(i)	3,637	375
Fannie Mae Guaranteed REMIC Series 2005-102 Class CO, 0% 11/25/2035 (j)	7,141	6,158
Fannie Mae Guaranteed REMIC Series 2005-39 Class TE, 5% 5/25/2035	9,606	9,694
Fannie Mae Guaranteed REMIC Series 2005-47 Class SW, 6.6055% - U.S. 30-Day Avg. SOFR Index 2.2836% 6/25/2035 (d)(i)	72,743	5,378
Fannie Mae Guaranteed REMIC Series 2005-72 Class ZC, 5.5% 8/25/2035	200,566	206,562
Fannie Mae Guaranteed REMIC Series 2005-73 Class SA, U.S. 30-Day Avg. SOFR Index + 17.2524%, 6.0152% 8/25/2035 (c)(d)	1,552	1,612
Fannie Mae Guaranteed REMIC Series 2005-79 Class ZC, 5.9% 9/25/2035	138,205	135,707
Fannie Mae Guaranteed REMIC Series 2005-81 Class PC, 5.5% 9/25/2035	25,778	26,318
Fannie Mae Guaranteed REMIC Series 2006-104 Class GI, 6.5655% - U.S. 30-Day Avg. SOFR Index 2.2436% 11/25/2036 (d)(i)	39,148	3,770
Fannie Mae Guaranteed REMIC Series 2006-116 Class SG, 6.5255% - U.S. 30-Day Avg. SOFR Index 2.2036% 12/25/2036 (d)(i)	25,998	2,595
Fannie Mae Guaranteed REMIC Series 2006-12 Class BO, 0% 10/25/2035 (j)	31,453	27,996
Fannie Mae Guaranteed REMIC Series 2006-15 Class OP, 0% 3/25/2036 (j)	51,061	43,419
Fannie Mae Guaranteed REMIC Series 2006-37 Class OW, 0% 5/25/2036 (j)	5,478	4,463
Fannie Mae Guaranteed REMIC Series 2007-40 Class SE, 6.3255% - U.S. 30-Day Avg. SOFR Index 2.0036% 5/25/2037 (d)(i)	14,577	1,597
Fannie Mae Guaranteed REMIC Series 2007-57 Class SA, U.S. 30-Day Avg. SOFR Index + 39.9331%, 14.0013% 6/25/2037 (c)(d)	15,123	18,679
Fannie Mae Guaranteed REMIC Series 2007-66 Class SA, U.S. 30-Day Avg. SOFR Index + 38.9131%, 12.9813% 7/25/2037 (c)(d)	15,733	19,572
Fannie Mae Guaranteed REMIC Series 2007-66 Class SB, U.S. 30-Day Avg. SOFR Index + 38.9131%, 12.9813% 7/25/2037 (c)(d)	2,987	3,311
Fannie Mae Guaranteed REMIC Series 2010-135 Class ZA, 4.5% 12/25/2040	65,758	62,861
Fannie Mae Guaranteed REMIC Series 2010-150 Class ZC, 4.75% 1/25/2041	566,922	557,293
Fannie Mae Guaranteed REMIC Series 2011-39 Class ZA, 6% 11/25/2032	58,722	60,105
Fannie Mae Guaranteed REMIC Series 2011-4 Class PZ, 5% 2/25/2041	217,163	215,081
Fannie Mae Guaranteed REMIC Series 2011-67 Class AI, 4% 7/25/2026 (i)	519	1
Fannie Mae Guaranteed REMIC Series 2012-100 Class WI, 3% 9/25/2027 (i)	100,384	2,227
Fannie Mae Guaranteed REMIC Series 2012-149 Class DA, 1.75% 1/25/2043	61,478	56,929
Fannie Mae Guaranteed REMIC Series 2012-149 Class GA, 1.75% 6/25/2042	79,457	73,433
Fannie Mae Guaranteed REMIC Series 2012-154 Class F, U.S. 30-Day Avg. SOFR Index + 0.4145%, 4.7365% 1/25/2043 (c)(d)	395,084	385,343
Fannie Mae Guaranteed REMIC Series 2012-67 Class AI, 4.5% 7/25/2027 (i)	600	8
Fannie Mae Guaranteed REMIC Series 2012-9 Class SH, 6.4355% - U.S. 30-Day Avg. SOFR Index 2.1136% 6/25/2041 (d)(i)	1,474	2
Fannie Mae Guaranteed REMIC Series 2013-100 Class PJ, 3% 3/25/2043	6,972,086	6,642,968
Fannie Mae Guaranteed REMIC Series 2013-123 Class PZ, 2.7% 3/25/2043	7,601,945	6,818,950
Fannie Mae Guaranteed REMIC Series 2013-133 Class IB, 3% 4/25/2032 (i)	5,448	18
Fannie Mae Guaranteed REMIC Series 2013-134 Class SA, 5.9355% - U.S. 30-Day Avg. SOFR Index 1.6136% 1/25/2044 (d)(i)	66,340	7,194
Fannie Mae Guaranteed REMIC Series 2013-16 Class GP, 3% 3/25/2033	191,508	187,855
Fannie Mae Guaranteed REMIC Series 2013-44 Class DJ, 1.85% 5/25/2033	4,858,270	4,450,527
Fannie Mae Guaranteed REMIC Series 2015-42 Class IL, 6% 6/25/2045 (i)	372,057	54,107
Fannie Mae Guaranteed REMIC Series 2015-70 Class JC, 3% 10/25/2045	441,956	417,442
Fannie Mae Guaranteed REMIC Series 2016-3 Class PL, 2.5% 2/25/2046	9,998,765	8,514,706
Fannie Mae Guaranteed REMIC Series 2017-30 Class AI, 5.5% 5/25/2047 (i)	196,246	28,119
Fannie Mae Guaranteed REMIC Series 2017-32 Class PA, 2.7% 5/25/2047	7,498,960	6,756,137
Fannie Mae Guaranteed REMIC Series 2017-36 Class FB, U.S. 30-Day Avg. SOFR Index + 0.4645%, 4.7865% 5/25/2047 (c)(d)	847,587	820,108
Fannie Mae Guaranteed REMIC Series 2017-37 Class AB, 2.55% 9/25/2046	1,452,260	1,321,867
Fannie Mae Guaranteed REMIC Series 2018-32 Class FB, U.S. 30-Day Avg. SOFR Index + 0.4145%, 4.7365% 5/25/2048 (c)(d)	456,503	439,985
Fannie Mae Guaranteed REMIC Series 2018-38 Class FG, U.S. 30-Day Avg. SOFR Index + 0.4145%, 4.7365% 6/25/2048 (c)(d)	1,096,862	1,053,320
Fannie Mae Guaranteed REMIC Series 2019-23 Class FC, U.S. 30-Day Avg. SOFR Index + 0.5645%, 4.8865% 5/25/2049 (c)(d)	7,216,055	7,058,034
Fannie Mae Guaranteed REMIC Series 2020-39 Class MG, 1.5% 6/25/2040	20,679,246	17,179,034
Fannie Mae Guaranteed REMIC Series 2020-45 Class JC, 1.5% 7/25/2040	21,136,373	17,437,728
Fannie Mae Guaranteed REMIC Series 2021-21 Class HG, 2% 11/25/2047	5,060,369	4,472,678
Fannie Mae Guaranteed REMIC Series 2021-45 Class DA, 3% 7/25/2051	8,347,287	7,241,514
Fannie Mae Guaranteed REMIC Series 2021-66 Class DA, 2% 1/25/2048	5,881,709	4,810,305
Fannie Mae Guaranteed REMIC Series 2021-66 Class DM, 2% 1/25/2048	6,250,571	5,111,976
Fannie Mae Guaranteed REMIC Series 2021-69 Class JK, 1.5% 10/25/2051	4,594,652	3,865,794
Fannie Mae Guaranteed REMIC Series 2021-77 Class CH, 1.5% 8/25/2050	1,836,587	1,485,997
Fannie Mae Guaranteed REMIC Series 2021-85 Class L, 2.5% 8/25/2048	5,074,776	4,393,807
Fannie Mae Guaranteed REMIC Series 2021-95 Class BA, 2.5% 6/25/2049	15,123,917	12,962,007
Fannie Mae Guaranteed REMIC Series 2021-95, 2.5% 9/25/2048	10,146,762	8,808,126
Fannie Mae Guaranteed REMIC Series 2021-96 Class AH, 2.5% 3/25/2049	20,929,294	17,990,736
Fannie Mae Guaranteed REMIC Series 2021-96 Class HA, 2.5% 2/25/2050	8,134,528	6,931,329
Fannie Mae Guaranteed REMIC Series 2022-1 Class KA, 3% 5/25/2048	5,237,788	4,756,032
Fannie Mae Guaranteed REMIC Series 2022-11 Class B, 3% 6/25/2049	5,735,172	5,254,128
Fannie Mae Guaranteed REMIC Series 2022-12 Class EA, 2.25% 9/25/2046	6,193,292	5,574,659
Fannie Mae Guaranteed REMIC Series 2022-13 Class HA, 3% 8/25/2046	7,317,964	6,790,736
Fannie Mae Guaranteed REMIC Series 2022-13 Class JA, 3% 5/25/2048	3,964,278	3,601,633
Fannie Mae Guaranteed REMIC Series 2022-15 Class GC, 3% 1/25/2047	6,418,154	5,942,228
Fannie Mae Guaranteed REMIC Series 2022-17 Class BH, 3% 5/25/2047	6,959,113	6,539,896
Fannie Mae Guaranteed REMIC Series 2022-2 Class TH, 2.5% 2/25/2052	2,640,689	2,393,645
Fannie Mae Guaranteed REMIC Series 2022-3 Class D, 2% 2/25/2048	14,993,194	13,108,400
Fannie Mae Guaranteed REMIC Series 2022-3 Class N, 2% 10/25/2047	62,669,148	54,133,516
Fannie Mae Guaranteed REMIC Series 2022-4 Class B, 2.5% 5/25/2049	5,974,833	5,129,422
Fannie Mae Guaranteed REMIC Series 2022-49 Class TC, 4% 12/25/2048	4,557,460	4,423,670
Fannie Mae Guaranteed REMIC Series 2022-5 Class DA, 2.25% 11/25/2047	17,100,722	14,952,615
Fannie Mae Guaranteed REMIC Series 2022-53 Class FG, U.S. 30-Day Avg. SOFR Index + 0.8%, 5.122% 8/25/2052 (c)(d)	18,566,187	18,002,345
Fannie Mae Guaranteed REMIC Series 2022-56 Class FJ, U.S. 30-Day Avg. SOFR Index + 0.8%, 5.122% 9/25/2052 (c)(d)	39,844,613	38,634,560
Fannie Mae Guaranteed REMIC Series 2022-64 Class GF, U.S. 30-Day Avg. SOFR Index + 0.8%, 5.122% 10/25/2052 (c)(d)	13,150,505	12,887,467
Fannie Mae Guaranteed REMIC Series 2022-67 Class FA, U.S. 30-Day Avg. SOFR Index + 0.8%, 5.122% 10/25/2052 (c)(d)	46,622,136	45,228,288
Fannie Mae Guaranteed REMIC Series 2022-7 Class A, 3% 5/25/2048	7,421,834	6,741,347
Fannie Mae Guaranteed REMIC Series 2022-7 Class E, 2.5% 11/25/2047	14,625,924	12,945,552
Fannie Mae Guaranteed REMIC Series 2023-51 Class FB, U.S. 30-Day Avg. SOFR Index + 1.55%, 5.872% 11/25/2053 (c)(d)	35,826,199	36,102,272
Fannie Mae Guaranteed REMIC Series 2023-53 Class FD, U.S. 30-Day Avg. SOFR Index + 1.5%, 5.822% 11/25/2053 (c)(d)	22,068,332	22,215,859
Fannie Mae Guaranteed REMIC Series 2023-54 Class FD, U.S. 30-Day Avg. SOFR Index + 1.45%, 5.772% 11/25/2053 (c)(d)	6,135,643	6,179,249
Fannie Mae Guaranteed REMIC Series 2023-56 Class FC, U.S. 30-Day Avg. SOFR Index + 1.5%, 5.822% 11/25/2053 (c)(d)	30,766,103	30,973,664
Fannie Mae Guaranteed REMIC Series 2024-41 Class FB, U.S. 30-Day Avg. SOFR Index + 1.53%, 5.852% 7/25/2054 (c)(d)	8,864,716	8,866,390
Fannie Mae Guaranteed REMIC Series 2024-70 Class FA, U.S. 30-Day Avg. SOFR Index + 1.05%, 5.372% 10/25/2054 (c)(d)	22,580,898	22,393,185
Fannie Mae Guaranteed REMIC Series 2024-90 Class FD, U.S. 30-Day Avg. SOFR Index + 1.2%, 5.522% 12/25/2054 (c)(d)	47,344,071	47,208,648
Fannie Mae Guaranteed REMIC Series 2024-93 Class FG, U.S. 30-Day Avg. SOFR Index + 1.1%, 5.422% 12/25/2054 (c)(d)	11,707,279	11,692,731
Fannie Mae Mortgage pass-thru certificates Series 1997-41 Class J, 7.5% 6/18/2027	1,163	1,185
Fannie Mae Mortgage pass-thru certificates Series 2006-45 Class OP, 0% 6/25/2036 (j)	16,397	13,684
Fannie Mae Mortgage pass-thru certificates Series 2006-62 Class KP, 0% 4/25/2036 (j)	25,835	21,633
Fannie Mae Mortgage pass-thru certificates Series 2013-51 Class GI, 3% 10/25/2032 (i)	45,628	1,815
Fannie Mae Mortgage pass-thru certificates Series 2020-59 Class MC, 1.5% 8/25/2040	23,299,037	19,207,838
Fannie Mae Mortgage pass-thru certificates Series 2024-100 Class EF, U.S. 30-Day Avg. SOFR Index + 1.2%, 5.522% 6/25/2054 (c)(d)	24,625,626	24,522,572
Fannie Mae Mortgage pass-thru certificates Series 2025-33 Class FC, U.S. 30-Day Avg. SOFR Index + 1.6%, 5.922% 8/25/2054 (c)(d)	24,394,763	24,515,361
Fannie Mae Mortgage pass-thru certificates Series 2025-4 Class FH, U.S. 30-Day Avg. SOFR Index + 1.2%, 5.522% 9/25/2054 (c)(d)	10,607,499	10,574,689
Fannie Mae Mortgage pass-thru certificates Series 2025-7 Class AF, U.S. 30-Day Avg. SOFR Index + 1.4%, 5.722% 2/25/2055 (c)(d)	17,296,239	17,259,649
Fannie Mae Mortgage pass-thru certificates Series 2025-7 Class DF, U.S. 30-Day Avg. SOFR Index + 1.4%, 5.722% 9/25/2054 (c)(d)	17,519,521	17,465,673
Fannie Mae Mortgage pass-thru certificates Series 2025-7 Class FB, U.S. 30-Day Avg. SOFR Index + 1.2%, 5.522% 2/25/2055 (c)(d)	22,095,880	22,029,436
Fannie Mae Mortgage pass-thru certificates Series 2025-7 Class FE, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.472% 2/25/2055 (c)(d)	9,410,617	9,385,108
Fannie Mae Series 2010-95 Class ZC, 5% 9/25/2040	1,197,395	1,128,991
Fannie Mae Series 2022-28 Class A, 2.5% 2/25/2052	13,355,737	12,538,339
Fannie Mae Series 2022-30 Class E, 4.5% 7/25/2048	14,644,894	14,393,655
Fannie Mae Series 2022-9 Class BA, 3% 5/25/2048	6,188,290	5,619,772
Fannie Mae Stripped Mortgage-Backed Securities Series 2003-339 Class 5, 5.5% 7/25/2033 (i)	13,167	1,873
Fannie Mae Stripped Mortgage-Backed Securities Series 2003-343 Class 16, 5.5% 5/25/2034 (i)	12,040	1,770
Fannie Mae Stripped Mortgage-Backed Securities Series 2003-348 Class 14, 6.5% 8/25/2034 (d)(i)	10,335	1,854
Fannie Mae Stripped Mortgage-Backed Securities Series 2004-351 Class 12, 5.5% 4/25/2034 (d)(i)	6,296	962
Fannie Mae Stripped Mortgage-Backed Securities Series 2004-351 Class 13, 6% 3/25/2034 (i)	9,584	1,621
Fannie Mae Stripped Mortgage-Backed Securities Series 2005-359 Class 19, 6% 7/25/2035 (d)(i)	5,623	992
Fannie Mae Stripped Mortgage-Backed Securities Series 2007-384 Class 6, 5% 7/25/2037 (i)	55,560	8,934
Freddie Mac Manufactured Housing participation certificates Series 1998-2043 Class CJ, 6.5% 4/15/2028	1,390	1,404
Freddie Mac Manufactured Housing participation certificates Series 1998-2043 Class ZH, 6% 4/15/2028	3,359	3,407
Freddie Mac Manufactured Housing participation certificates Series 1998-2056 Class Z, 6% 5/15/2028	9,851	10,006
Freddie Mac Multiclass Mortgage participation certificates Series 2014-4386 Class AZ, 4.5% 11/15/2040	655,907	638,296
Freddie Mac Multiclass Mortgage participation certificates Series 2018-4795 Class FA, U.S. 30-Day Avg. SOFR Index + 0.4145%, 4.7468% 5/15/2048 (c)(d)	749,595	720,508
Freddie Mac Multiclass Mortgage participation certificates Series 2021-5148 Class D, 1.75% 10/25/2051	11,307,772	8,728,501
Freddie Mac Multiclass Mortgage participation certificates Series 2021-5159 Class EA, 2.5% 8/25/2048	4,393,711	3,804,604
Freddie Mac Multiclass Mortgage participation certificates Series 2021-5159 Class GC, 2% 11/25/2047	4,729,148	4,069,477
Freddie Mac Multiclass Mortgage participation certificates Series 2021-5164 Class M, 2.5% 7/25/2048	4,487,944	3,891,474
Freddie Mac Multiclass Mortgage participation certificates Series 2021-5165 Class PC, 1.5% 11/25/2051	5,794,120	4,872,214
Freddie Mac Multifamily Structured pass-thru certificates Series 1999-2121 Class MG, 6% 2/15/2029	6,411	6,535
Freddie Mac Multifamily Structured pass-thru certificates Series 1999-2131 Class BG, 6% 3/15/2029	37,009	37,744
Freddie Mac Multifamily Structured pass-thru certificates Series 1999-2135 Class JE, 6% 3/15/2029	3,945	4,029
Freddie Mac Multifamily Structured pass-thru certificates Series 1999-2137 Class PG, 6% 3/15/2029	5,682	5,786
Freddie Mac Multifamily Structured pass-thru certificates Series 1999-2154 Class PT, 6% 5/15/2029	13,572	13,836
Freddie Mac Multifamily Structured pass-thru certificates Series 2000-2218 Class ZB, 6% 3/15/2030	7,120	7,259
Freddie Mac Multifamily Structured pass-thru certificates Series 2001-2274 Class ZM, 6.5% 1/15/2031	4,715	4,772
Freddie Mac Multifamily Structured pass-thru certificates Series 2001-2303 Class ZV, 6% 4/15/2031	3,521	3,605
Freddie Mac Multifamily Structured pass-thru certificates Series 2001-2357 Class ZB, 6.5% 9/15/2031	40,252	41,252
Freddie Mac Multifamily Structured pass-thru certificates Series 2001-2380 Class SY, 8.0855% - U.S. 30-Day Avg. SOFR Index 3.7532% 11/15/2031 (d)(i)	1,712	78
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2412 Class FK, U.S. 30-Day Avg. SOFR Index + 0.9145%, 5.2468% 1/15/2032 (c)(d)	1,013	1,014
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2423 Class FA, U.S. 30-Day Avg. SOFR Index + 1.0145%, 5.3468% 3/15/2032 (c)(d)	1,426	1,432
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2424 Class FM, U.S. 30-Day Avg. SOFR Index + 1.1145%, 5.4468% 3/15/2032 (c)(d)	1,374	1,382
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2432 Class FE, U.S. 30-Day Avg. SOFR Index + 1.0145%, 5.3468% 6/15/2031 (c)(d)	2,217	2,225
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2432 Class FG, U.S. 30-Day Avg. SOFR Index + 1.0145%, 5.3468% 3/15/2032 (c)(d)	777	780
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2502 Class ZC, 6% 9/15/2032	12,784	13,083
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2519 Class ZD, 5.5% 11/15/2032	13,368	13,503
Freddie Mac Multifamily Structured pass-thru certificates Series 2002-2520 Class BE, 6% 11/15/2032	29,980	30,796
Freddie Mac Multifamily Structured pass-thru certificates Series 2003-2587 Class IM, 6.5% 3/15/2033 (i)	1,580	235
Freddie Mac Multifamily Structured pass-thru certificates Series 2003-2693 Class MD, 5.5% 10/15/2033	120,552	122,154
Freddie Mac Multifamily Structured pass-thru certificates Series 2004-2802 Class OB, 6% 5/15/2034	18,891	19,255
Freddie Mac Multifamily Structured pass-thru certificates Series 2005-2933 Class ZM, 5.75% 2/15/2035	297,031	294,041
Freddie Mac Multifamily Structured pass-thru certificates Series 2005-2947 Class XZ, 6% 3/15/2035	119,340	122,168
Freddie Mac Multifamily Structured pass-thru certificates Series 2005-2996 Class ZD, 5.5% 6/15/2035	187,100	184,376
Freddie Mac Multifamily Structured pass-thru certificates Series 2005-2998 Class LY, 5.5% 7/15/2025	49	49
Freddie Mac Multifamily Structured pass-thru certificates Series 2005-3002 Class NE, 5% 7/15/2035	63,148	64,330
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3110 Class OP, 0% 9/15/2035 (j)	3,029	2,986
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3115 Class SM, 6.4855% - U.S. 30-Day Avg. SOFR Index 2.1532% 2/15/2036 (d)(i)	19,798	1,782
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3119 Class PO, 0% 2/15/2036 (j)	61,524	50,381
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3121 Class KO, 0% 3/15/2036 (j)	9,014	7,841
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3123 Class LO, 0% 3/15/2036 (j)	33,343	27,635
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3145 Class GO, 0% 4/15/2036 (j)	37,072	30,894
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3189 Class PD, 6% 7/15/2036	63,875	66,153
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3237 Class C, 5.5% 11/15/2036	256,068	261,627
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3244 Class SG, 6.5455% - U.S. 30-Day Avg. SOFR Index 2.2132% 11/15/2036 (d)(i)	90,071	7,899
Freddie Mac Multifamily Structured pass-thru certificates Series 2006-3258 Class PM, 5.5% 12/15/2036	17,718	18,151
Freddie Mac Multifamily Structured pass-thru certificates Series 2007-3336 Class LI, 6.4655% - U.S. 30-Day Avg. SOFR Index 2.1332% 6/15/2037 (d)(i)	60,943	6,793
Freddie Mac Multifamily Structured pass-thru certificates Series 2007-3366 Class FD, U.S. 30-Day Avg. SOFR Index + 0.3645%, 4.6968% 5/15/2037 (c)(d)	64,671	63,857
Freddie Mac Multifamily Structured pass-thru certificates Series 2008-3415 Class PC, 5% 12/15/2037	28,628	28,752
Freddie Mac Multifamily Structured pass-thru certificates Series 2010-3711 Class B, 4% 8/15/2025	17,432	17,394
Freddie Mac Multifamily Structured pass-thru certificates Series 2010-3720 Class EB, 4% 9/15/2025	40,059	39,946
Freddie Mac Multifamily Structured pass-thru certificates Series 2011-3832 Class PE, 5% 3/15/2041	298,020	298,699
Freddie Mac Multifamily Structured pass-thru certificates Series 2011-3949 Class MK, 4.5% 10/15/2034	112,694	111,167
Freddie Mac Multifamily Structured pass-thru certificates Series 2012-4116 Class AP, 1.35% 8/15/2042	10,226,334	8,931,202
Freddie Mac Multifamily Structured pass-thru certificates Series 2012-4135 Class AB, 1.75% 6/15/2042	59,930	55,725
Freddie Mac Multifamily Structured pass-thru certificates Series 2013-4149 Class IO, 3% 1/15/2033 (i)	26,803	1,767
Freddie Mac Multifamily Structured pass-thru certificates Series 2013-4281 Class AI, 4% 12/15/2028 (i)	37	0
Freddie Mac Multifamily Structured pass-thru certificates Series 2014-4314 Class AI, 5% 3/15/2034 (i)	237	1
Freddie Mac Multifamily Structured pass-thru certificates Series 2015-4427 Class LI, 3.5% 2/15/2034 (i)	147,387	5,310
Freddie Mac Multifamily Structured pass-thru certificates Series 2015-4471 Class PA, 4% 12/15/2040	130,647	129,027
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-4683 Class LM, 3% 5/15/2047	522,391	498,027
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-4709 Class FE, U.S. 30-Day Avg. SOFR Index + 0.4645%, 4.7968% 8/15/2047 (c)(d)	422,363	409,208
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-4954 Class KE, 1.5% 2/25/2050	2,601,011	2,078,237
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5000 Class BA, 2% 4/25/2045	12,912,352	11,624,325
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5001 Class A, 2% 1/25/2045	7,900,298	7,197,203
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5002 Class TJ, 2% 7/25/2050	6,374,087	5,343,671
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5018 Class LC, 3% 10/25/2040	2,553,968	2,275,920
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5041 Class LA, 1.5% 11/25/2040	3,158,501	2,598,050
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5046 Class PT, 1.5% 11/25/2040	2,401,275	1,973,034
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-5066 Class A, 1.5% 11/25/2044	3,362,471	2,877,590
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5077 Class ME, 2% 8/15/2048	4,203,264	3,546,179
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5083 Class VA, 1% 8/15/2038	9,492,479	8,978,041
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5141 Class JM, 1.5% 4/25/2051	4,605,107	3,814,110
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5148 Class AD, 1.5% 10/25/2051	4,563,759	3,829,032
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5148 Class PC, 1.5% 10/25/2051	4,506,278	3,738,215
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5169 Class TP, 2.5% 6/25/2049	4,458,258	3,811,850
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5175 Class CB, 2.5% 4/25/2050	29,828,948	25,558,367
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5180 Class KA, 2.5% 10/25/2047	5,906,848	5,207,509
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-5182 Class A, 2.5% 10/25/2048	39,395,870	34,196,485
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5189 Class DA, 2.5% 5/25/2049	4,141,171	3,549,268
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5189 Class TP, 2.5% 5/25/2049	4,035,393	3,458,106
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5190 Class BA, 2.5% 11/25/2047	3,922,067	3,454,898
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5190 Class CA, 2.5% 5/25/2049	3,381,544	2,896,981
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5191 Class CA, 2.5% 4/25/2050	6,951,562	5,861,671
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5196 Class ME, 1.75% 2/25/2052	22,257,350	19,445,423
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5197 Class A, 2.5% 6/25/2049	3,381,557	2,896,982
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5197 Class DA, 2.5% 11/25/2047	2,975,854	2,624,190
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5198 Class BA, 2.5% 11/25/2047	14,076,059	12,497,288
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5201 Class EB, 3% 2/25/2048	7,758,897	7,084,122
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5202 Class AG, 3% 1/25/2049	3,231,986	2,920,443
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5202 Class LB, 2.5% 10/25/2047	3,189,857	2,817,109
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5202 Class UA, 3% 4/25/2050	5,635,795	4,972,984
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5207 Class PA, 3% 6/25/2051	10,080,889	8,728,188
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5210 Class AB, 3% 1/25/2042	7,506,272	6,961,428
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5210 Class TA, 3.5% 11/25/2046	4,275,674	4,001,189
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5214 Class CB, 3.25% 4/25/2052	17,929,398	16,722,314
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5236 Class P, 5% 4/25/2048	5,673,771	5,668,521
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-5266 Class CD, 4.5% 10/25/2044	10,418,474	10,291,773
Freddie Mac Multifamily Structured pass-thru certificates Series 2023-5354 Class FC, U.S. 30-Day Avg. SOFR Index + 1.45%, 5.772% 10/25/2053 (c)(d)	16,975,713	17,078,649
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-5459 Class FD, U.S. 30-Day Avg. SOFR Index + 1%, 5.322% 10/25/2054 (c)(d)	8,351,157	8,303,267
Freddie Mac Multifamily Structured pass-thru certificates Series 2025-5499 Class NF, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.472% 2/25/2055 (c)(d)	34,830,316	34,679,634
Freddie Mac Multifamily Structured pass-thru certificates Series 2025-5499 Class WF, U.S. 30-Day Avg. SOFR Index + 1.2%, 5.522% 2/25/2055 (c)(d)	9,005,430	8,928,140
Freddie Mac Multifamily Structured pass-thru certificates Series 2025-5500 Class FV, U.S. 30-Day Avg. SOFR Index + 1.25%, 5.572% 10/25/2054 (c)(d)	16,430,905	16,400,107
Freddie Mac Multifamily Structured pass-thru certificates Series 2025-5509 Class FB, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.472% 2/25/2055 (c)(d)	13,646,151	13,606,567
Freddie Mac Multifamily Structured pass-thru certificates Series 2025-5517 Class HF, U.S. 30-Day Avg. SOFR Index + 1.35%, 5.672% 3/25/2055 (c)(d)	12,998,875	12,952,300
Freddie Mac Non Gold Pool Series 1998-2095 Class PE, 6% 11/15/2028	15,715	16,000
Freddie Mac Non Gold Pool Series 1998-2101 Class PD, 6% 11/15/2028	1,149	1,168
Freddie Mac Non Gold Pool Series 1998-2104 Class PG, 6% 12/15/2028	1,237	1,260
Freddie Mac Non Gold Pool Series 1999-2114 Class ZM, 6% 1/15/2029	524	534
Freddie Mac Non Gold Pool Series 1999-2162 Class PH, 6% 6/15/2029	2,144	2,178
Freddie Mac Non Gold Pool Series 2006-3225 Class EO, 0% 10/15/2036 (j)	18,949	15,529
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/2057	267,120	245,504
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class MA, 3.5% 8/25/2057	4,440,874	4,226,350
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-4 Class MA, 3.5% 3/25/2058	1,797,588	1,706,652
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2019-1 Class MA, 3.5% 7/25/2058	3,099,515	2,933,204
Gcat 2021-Nqm7 Tr Series 2021-NQM7 Class A1, 1.915% 8/25/2066 (b)	787,553	718,877
Ginnie Mae Mortgage pass-thru certificates Series 2010-H10 Class FA, CME Term SOFR 1 month Index + 0.4445%, 4.7663% 5/20/2060 (c)(d)(k)	99,479	99,582
Ginnie Mae Mortgage pass-thru certificates Series 2010-H19 Class FG, CME Term SOFR 1 month Index + 0.4145%, 4.7334% 8/20/2060 (c)(d)(k)	23,161	23,184
Ginnie Mae Mortgage pass-thru certificates Series 2010-H27 Class FA, CME Term SOFR 1 month Index + 0.38%, 4.8134% 12/20/2060 (c)(d)(k)	63,764	63,910
Ginnie Mae Mortgage pass-thru certificates Series 2011-H05 Class FA, CME Term SOFR 1 month Index + 0.6145%, 4.9334% 12/20/2060 (c)(d)(k)	57,767	57,974
Ginnie Mae Mortgage pass-thru certificates Series 2011-H07 Class FA, CME Term SOFR 1 month Index + 0.6145%, 4.9334% 2/20/2061 (c)(d)(k)	56,971	57,205
Ginnie Mae Mortgage pass-thru certificates Series 2011-H12 Class FA, CME Term SOFR 1 month Index + 0.6045%, 4.9234% 2/20/2061 (c)(d)(k)	70,401	70,682
Ginnie Mae Mortgage pass-thru certificates Series 2011-H13 Class FA, CME Term SOFR 1 month Index + 0.6145%, 4.9334% 4/20/2061 (c)(d)(k)	62,740	62,959
Ginnie Mae Mortgage pass-thru certificates Series 2011-H14 Class FB, CME Term SOFR 1 month Index + 0.6145%, 4.9334% 5/20/2061 (c)(d)(k)	58,496	58,752
Ginnie Mae Mortgage pass-thru certificates Series 2011-H14 Class FC, CME Term SOFR 1 month Index + 0.6145%, 4.9334% 5/20/2061 (c)(d)(k)	57,485	57,704
Ginnie Mae Mortgage pass-thru certificates Series 2011-H17 Class FA, CME Term SOFR 1 month Index + 0.6445%, 4.9634% 6/20/2061 (c)(d)(k)	60,349	60,598
Ginnie Mae Mortgage pass-thru certificates Series 2011-H20 Class FA, CME Term SOFR 1 month Index + 0.6645%, 4.9834% 9/20/2061 (c)(d)(k)	180,679	181,414
Ginnie Mae Mortgage pass-thru certificates Series 2011-H21 Class FA, CME Term SOFR 1 month Index + 0.7145%, 5.0334% 10/20/2061 (c)(d)(k)	73,573	73,954
Ginnie Mae Mortgage pass-thru certificates Series 2012-H01 Class FA, CME Term SOFR 1 month Index + 0.8145%, 5.1334% 11/20/2061 (c)(d)(k)	81,008	81,493
Ginnie Mae Mortgage pass-thru certificates Series 2012-H03 Class FA, CME Term SOFR 1 month Index + 0.8145%, 5.1334% 1/20/2062 (c)(d)(k)	43,912	44,175
Ginnie Mae Mortgage pass-thru certificates Series 2012-H06 Class FA, CME Term SOFR 1 month Index + 0.7445%, 5.0634% 1/20/2062 (c)(d)(k)	86,116	86,622
Ginnie Mae Mortgage pass-thru certificates Series 2012-H07 Class FA, CME Term SOFR 1 month Index + 0.7445%, 5.0634% 3/20/2062 (c)(d)(k)	44,671	44,904
Ginnie Mae Mortgage pass-thru certificates Series 2012-H21 Class DF, CME Term SOFR 1 month Index + 0.7645%, 5.0834% 5/20/2061 (c)(d)(k)	4,574	4,574
Ginnie Mae Mortgage pass-thru certificates Series 2014-H03 Class FA, CME Term SOFR 1 month Index + 0.7145%, 5.0334% 1/20/2064 (c)(d)(k)	36,157	36,355
Ginnie Mae Mortgage pass-thru certificates Series 2014-H05 Class FB, CME Term SOFR 1 month Index + 0.7145%, 5.0334% 12/20/2063 (c)(d)(k)	72,025	72,426
Ginnie Mae Mortgage pass-thru certificates Series 2014-H11 Class BA, CME Term SOFR 1 month Index + 0.6145%, 4.9334% 6/20/2064 (c)(d)(k)	55,153	55,346
Ginnie Mae Mortgage pass-thru certificates Series 2015-H13 Class FL, CME Term SOFR 1 month Index + 0.3945%, 4.7134% 5/20/2063 (c)(d)(k)	2,600	2,587
Ginnie Mae Mortgage pass-thru certificates Series 2015-H13 Class HA, 2.5% 8/20/2064 (k)	2,220	2,089
Ginnie Mae Mortgage pass-thru certificates Series 2015-H19 Class FA, CME Term SOFR 1 month Index + 0.3145%, 4.6334% 4/20/2063 (c)(d)(k)	3,220	3,190
Ginnie Mae Mortgage pass-thru certificates Series 2016-H13 Class FB, 1 year U.S. Treasury Index + 0.5%, 4.59% 5/20/2066 (c)(d)(k)	160,738	160,203
Ginnie Mae Mortgage pass-thru certificates Series 2016-H20 Class FM, CME Term SOFR 1 month Index + 0.5145%, 4.8334% 12/20/2062 (c)(d)(k)	9,889	9,836
Ginnie Mae Mortgage pass-thru certificates Series 2017-134 Class BA, 2.5% 11/20/2046	91,635	82,502
Ginnie Mae Mortgage pass-thru certificates Series 2017-H06 Class FA, 1 year U.S. Treasury Index + 0.35%, 4.44% 8/20/2066 (c)(d)(k)	216,581	215,509
Ginnie Mae REMIC pass-thru certificates Series 2004-24 Class ZM, 5% 4/20/2034	98,137	97,342
Ginnie Mae REMIC pass-thru certificates Series 2004-32 Class GS, 6.3855% - CME Term SOFR 1 month Index 2.0569% 5/16/2034 (d)(i)	23,427	1,520
Ginnie Mae REMIC pass-thru certificates Series 2004-73 Class AL, 7.0855% - CME Term SOFR 1 month Index 2.7569% 8/17/2034 (d)(i)	18,033	1,567
Ginnie Mae REMIC pass-thru certificates Series 2007-37 Class TS, 6.5755% - CME Term SOFR 1 month Index 2.2469% 6/16/2037 (d)(i)	36,907	3,613
Ginnie Mae REMIC pass-thru certificates Series 2010-116 Class QB, 4% 9/16/2040	58,041	54,978
Ginnie Mae REMIC pass-thru certificates Series 2010-160 Class DY, 4% 12/20/2040	835,034	808,427
Ginnie Mae REMIC pass-thru certificates Series 2010-170 Class B, 4% 12/20/2040	184,152	178,112
Ginnie Mae REMIC pass-thru certificates Series 2010-H03 Class FA, CME Term SOFR 1 month Index + 0.6645%, 4.9863% 3/20/2060 (c)(d)(k)	115,995	116,573
Ginnie Mae REMIC pass-thru certificates Series 2011-136 Class WI, 4.5% 5/20/2040 (i)	7,709	331
Ginnie Mae REMIC pass-thru certificates Series 2011-52 Class HI, 7% 4/16/2041 (i)	17,652	2,159
Ginnie Mae REMIC pass-thru certificates Series 2011-94 Class SA, 5.9855% - CME Term SOFR 1 month Index 1.6611% 7/20/2041 (d)(i)	71,391	6,791
Ginnie Mae REMIC pass-thru certificates Series 2013-149 Class MA, 2.5% 5/20/2040	339,905	333,243
Ginnie Mae REMIC pass-thru certificates Series 2014-2 Class BA, 3% 1/20/2044	1,520,990	1,362,901
Ginnie Mae REMIC pass-thru certificates Series 2014-21 Class HA, 3% 2/20/2044	574,301	528,338
Ginnie Mae REMIC pass-thru certificates Series 2014-25 Class HC, 3% 2/20/2044	973,071	865,587
Ginnie Mae REMIC pass-thru certificates Series 2014-5 Class A, 3% 1/20/2044	777,995	698,459
Ginnie Mae REMIC pass-thru certificates Series 2016-69 Class WA, 3% 2/20/2046	244,451	222,776
Ginnie Mae REMIC pass-thru certificates Series 2017-139 Class BA, 3% 9/20/2047	2,502,687	2,199,948
Ginnie Mae REMIC pass-thru certificates Series 2017-153 Class GA, 3% 9/20/2047	818,674	730,003
Ginnie Mae REMIC pass-thru certificates Series 2017-182 Class KA, 3% 10/20/2047	667,349	597,371
Ginnie Mae REMIC pass-thru certificates Series 2017-186 Class HK, 3% 11/16/2045	832,332	765,448
Ginnie Mae REMIC pass-thru certificates Series 2018-13 Class Q, 3% 4/20/2047	750,820	694,881
Ginnie Mae REMIC pass-thru certificates Series 2019-23 Class NF, CME Term SOFR 1 month Index + 0.5645%, 4.8889% 2/20/2049 (c)(d)	1,731,172	1,699,657
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.2558% 5/20/2065 (d)(k)	25,904	25,695
GS Mortgage-Backed Securities Trust Series 2024-RPL2 Class A1, 3.75% 7/25/2061 (b)	7,308,904	7,081,632
JPMorgan Mortgage Trust Series 2025-NQM2 Class A1, 5.567% 9/25/2065 (b)(d)	11,500,000	11,512,901
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 5.25% 7/25/2067 (b)(d)	1,878,752	1,867,620
MFA Trust Series 2022-RPL1 Class A1, 3.3% 8/25/2061 (b)	40,386,754	37,489,045
MFRA Trust Series 2024-RPL1 Class A1, 4.25% 2/25/2066 (b)(d)	735,132	680,445
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM3 Series 2025-NQM3 Class A1, 5.53% 5/25/2070 (b)(d)	24,099,000	24,124,292
New Residential Mortgage Loan Trust Series 2019-1A Class A1B, 3.5% 10/25/2059 (b)	2,964,859	2,758,159
New Residential Mortgage Loan Trust Series 2019-5A Class A1B, 3.5% 8/25/2059 (b)	292,987	269,087
New York Mortgage Trust Series 2021-SP1 Class A1, 4.6696% 8/25/2061 (b)	7,989,773	7,950,309
NYMT Loan Trust Series 2021-CP1 Class A1, 2.0424% 7/25/2061 (b)	12,324,865	11,379,135
NYMT Loan Trust Series 2024-CP1 Class A1, 3.75% 2/25/2068 (b)	8,169,063	7,522,498
Oceanview Mortgage Loan Trust Series 2020-1 Class A1A, 1.7329% 5/28/2050 (b)	29,621	27,638
Ocwen Loan Investment Trust Series 2023-HB1 Class A, 3% 6/25/2036 (b)	1,267,297	1,250,666
Ocwen Loan Investment Trust Series 2024-HB1 Class A, 3% 2/25/2037 (b)	1,422,103	1,383,128
Onity Loan Investment Trust 2024-Hb2 Series 2024-HB2 Class A, 5% 8/25/2037 (b)	5,059,916	5,040,319
PRET LLC Series 2022-RN1 Class A1, 6.721% 7/25/2051 (b)(e)	1,297,357	1,298,144
PRET Trust Series 2024-RPL1 Class A1, 3.9% 10/25/2063 (b)	1,502,053	1,408,828
Prpm 2023-Rcf1 LLC Series 2023-RCF1 Class A1, 4% 6/25/2053 (b)	5,353,451	5,233,553
PRPM LLC Series 2024-RCF4 Class A1, 4% 7/25/2054 (b)	4,197,189	4,094,137
PRPM LLC Series 2024-RCF6 Class A1, 4% 10/25/2054 (b)(d)	7,891,512	7,630,393
PRPM LLC Series 2024-RPL2 Class A1, 3.5% 5/25/2054 (b)(d)	20,412,657	19,662,945
RCO VIII Mortgage LLC Series 2025-3 Class A1, 6.4345% 5/25/2030 (b)(d)	8,677,000	8,666,291
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/2050 (b)	1,928,207	1,780,254
RMF Buyout Issuance Trust Series 2021-HB1 Class A, 1.2586% 11/25/2031 (b)	321,913	320,774
Santander Mortgage Asset Receivable Trust 2025-Nqm2 Series 2025-NQM2 Class A1, 5.732% 2/25/2065 (b)(d)	6,632,078	6,648,494
Sequoia Mortgage Trust Series 2004-6 Class A3B, CME Term SOFR 6 month Index + 1.3083%, 5.5914% 7/20/2034 (c)(d)	1,430	1,317
Thornburg Mortgage Securities Trust Series 2003-4 Class A1, CME Term SOFR 1 month Index + 0.7545%, 5.0792% 9/25/2043 (c)(d)	37,198	35,865
TOWD Point Mortgage Trust Series 2018-1 Class A2, 3.25% 1/25/2058 (b)	4,549,920	4,364,984
Towd Point Mortgage Trust Series 2020-1 Class A1, 2.71% 1/25/2060 (b)	602,275	571,024
Towd Point Mortgage Trust Series 2021-1 Class A1, 2.25% 11/25/2061 (b)(d)	23,346,649	21,551,075
Towd Point Mortgage Trust Series 2022-1 Class A1, 3.75% 7/25/2062 (b)	39,495,099	37,202,851
Verus Securitization Trust Series 2025-4 Class A1, 5.448% 5/25/2070 (b)	17,300,000	17,266,443
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 6.9199% 9/25/2033 (d)	4,034	3,986
TOTAL UNITED STATES		1,572,257,939
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,582,072,355)		1,572,257,939

Commercial Mortgage Securities - 3.4%
	Principal Amount (a)	Value ($)
UNITED STATES - 3.4%
3650r Commercial Mortgage Trust Series 2021-PF1 Class A1, 1.122% 11/15/2054	2,287,215	2,223,154
ALA Trust Series 2025-OANA Class A, CME Term SOFR 1 month Index + 1.7426%, 6.0426% 6/15/2030 (b)(c)(d)	39,635,000	39,800,999
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR Class ANM, 3.112% 11/5/2032 (b)	4,966,201	4,728,083
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR Class BNM, 3.465% 11/5/2032 (b)	858,000	794,628
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR Class CNM, 3.7186% 11/5/2032 (b)(d)	536,000	477,795
BAMLL Commercial Mortgage Securities Trust Series 2022-DKLX Class A, CME Term SOFR 1 month Index + 1.15%, 5.479% 1/15/2039 (b)(c)(d)	11,766,074	11,721,952
BAMLL Commercial Mortgage Securities Trust Series 2022-DKLX Class B, CME Term SOFR 1 month Index + 1.55%, 5.879% 1/15/2039 (b)(c)(d)	1,871,854	1,856,645
BAMLL Commercial Mortgage Securities Trust Series 2022-DKLX Class C, CME Term SOFR 1 month Index + 2.15%, 6.479% 1/15/2039 (b)(c)(d)	1,336,780	1,323,829
BANK Series 2017-BNK5 Class A4, 3.131% 6/15/2060	2,699,975	2,628,724
BANK Series 2017-BNK5 Class A5, 3.39% 6/15/2060	10,059,000	9,794,191
BANK Series 2017-BNK6 Class ASB, 3.289% 7/15/2060	1,422,898	1,408,160
BANK Series 2017-BNK8 Class A3, 3.229% 11/15/2050	3,740,736	3,653,627
BANK Series 2018-BN10 Class A4, 3.428% 2/15/2061	7,271,931	7,067,580
BANK Series 2018-BN10 Class A5, 3.688% 2/15/2061	40,101,000	39,171,483
BANK Series 2018-BN13 Class A4, 3.953% 8/15/2061	6,489,939	6,348,177
BANK Series 2018-BN14 Class A4, 4.231% 9/15/2060	10,750,000	10,562,268
BANK Series 2018-BN14 Class ASB, 4.185% 9/15/2060	3,770,892	3,743,744
BANK Series 2018-BN15 Class ASB, 4.285% 11/15/2061	845,738	839,363
BANK Series 2019-BN21 Class A5, 2.851% 10/17/2052	1,112,000	1,014,519
BANK Series 2019-BN21 Class ASB, 2.808% 10/17/2052	5,704,510	5,504,918
BANK Series 2019-BN23 Class ASB, 2.846% 12/15/2052	3,017,067	2,894,393
BANK Series 2020-BN25 Class XB, 0.4364% 1/15/2063 (d)(i)	30,600,000	554,769
BANK Series 2020-BN26 Class ASB, 2.313% 3/15/2063	21,521,755	20,494,171
BANK Series 2021-BN33 Class XA, 1.0438% 5/15/2064 (d)(i)	102,086,929	4,312,948
BANK Series 2021-BN35 Class ASB, 2.067% 6/15/2064	1,200,000	1,096,620
BANK Series 2022-BNK44 Class A5, 5.7439% 11/15/2055 (d)	5,700,000	5,912,485
BANK Series 2023-BNK45 Class A5, 5.203% 2/15/2056 (d)	8,201,000	8,197,918
BANK Series 2025-BNK49 Class A5, 5.623% 3/15/2058	13,100,000	13,459,976
BANK5 Series 2023-5YR1 Class A2, 5.779% 4/15/2056	14,200,000	14,491,775
Bayview Commercial Asset Trust Series 2005-3A Class A2, CME Term SOFR 1 month Index + 0.7145%, 5.0392% 11/25/2035 (b)(c)(d)	19,366	18,618
Bayview Commercial Asset Trust Series 2005-3A Class M1, CME Term SOFR 1 month Index + 0.7745%, 5.0992% 11/25/2035 (b)(c)(d)	5,180	5,092
Bayview Commercial Asset Trust Series 2005-4A Class A2, CME Term SOFR 1 month Index + 0.6995%, 5.0242% 1/25/2036 (b)(c)(d)	45,903	43,191
Bayview Commercial Asset Trust Series 2005-4A Class M1, CME Term SOFR 1 month Index + 0.7895%, 5.1142% 1/25/2036 (b)(c)(d)	14,819	13,997
Bayview Commercial Asset Trust Series 2005-4A Class M2, CME Term SOFR 1 month Index + 0.8195%, 5.1442% 1/25/2036 (b)(c)(d)	5,588	5,300
Bayview Commercial Asset Trust Series 2005-4A Class M3, CME Term SOFR 1 month Index + 0.8645%, 5.1892% 1/25/2036 (b)(c)(d)	8,133	7,655
Bayview Commercial Asset Trust Series 2006-1A Class A2, CME Term SOFR 1 month Index + 0.6545%, 4.9792% 4/25/2036 (b)(c)(d)	7,550	7,035
Bayview Commercial Asset Trust Series 2006-1A Class M1, CME Term SOFR 1 month Index + 0.6845%, 5.0092% 4/25/2036 (b)(c)(d)	4,565	4,224
Bayview Commercial Asset Trust Series 2006-1A Class M2, CME Term SOFR 1 month Index + 0.7145%, 5.0392% 4/25/2036 (b)(c)(d)	4,829	4,448
Bayview Commercial Asset Trust Series 2006-1A Class M6, CME Term SOFR 1 month Index + 1.0745%, 5.3992% 4/25/2036 (b)(c)(d)	4,565	3,945
Bayview Commercial Asset Trust Series 2006-2A Class M1, CME Term SOFR 1 month Index + 0.5795%, 4.9042% 7/25/2036 (b)(c)(d)	6,772	6,373
Bayview Commercial Asset Trust Series 2006-2A Class M2, CME Term SOFR 1 month Index + 0.6095%, 4.9342% 7/25/2036 (b)(c)(d)	4,812	4,455
Bayview Commercial Asset Trust Series 2006-2A Class M4, CME Term SOFR 1 month Index + 0.7445%, 5.0692% 7/25/2036 (b)(c)(d)	4,545	4,232
Bayview Commercial Asset Trust Series 2006-4A Class A2, CME Term SOFR 1 month Index + 0.5195%, 4.8442% 12/25/2036 (b)(c)(d)	100,167	93,699
Bayview Commercial Asset Trust Series 2006-4A Class M1, CME Term SOFR 1 month Index + 0.5495%, 4.8742% 12/25/2036 (b)(c)(d)	8,050	7,725
Bayview Commercial Asset Trust Series 2006-4A Class M3, CME Term SOFR 1 month Index + 0.6245%, 4.9492% 12/25/2036 (b)(c)(d)	5,457	5,445
Bayview Commercial Asset Trust Series 2007-1 Class A2, CME Term SOFR 1 month Index + 0.5195%, 4.8442% 3/25/2037 (b)(c)(d)	24,493	23,078
Bayview Commercial Asset Trust Series 2007-2A Class A1, CME Term SOFR 1 month Index + 0.3845%, 4.8442% 7/25/2037 (b)(c)(d)	83,144	76,353
Bayview Commercial Asset Trust Series 2007-2A Class A2, CME Term SOFR 1 month Index + 0.4345%, 4.9192% 7/25/2037 (b)(c)(d)	77,822	71,545
Bayview Commercial Asset Trust Series 2007-2A Class M1, CME Term SOFR 1 month Index + 0.4845%, 4.9942% 7/25/2037 (b)(c)(d)	26,510	24,972
Bayview Commercial Asset Trust Series 2007-2A Class M2, CME Term SOFR 1 month Index + 0.5245%, 5.0542% 7/25/2037 (b)(c)(d)	17,271	16,228
Bayview Commercial Asset Trust Series 2007-2A Class M3, CME Term SOFR 1 month Index + 0.6045%, 5.1742% 7/25/2037 (b)(c)(d)	26,039	22,104
Bayview Commercial Asset Trust Series 2007-3 Class A2, CME Term SOFR 1 month Index + 0.5495%, 4.8742% 7/25/2037 (b)(c)(d)	26,931	25,212
Bayview Commercial Asset Trust Series 2007-3 Class M1, CME Term SOFR 1 month Index + 0.5795%, 4.9042% 7/25/2037 (b)(c)(d)	14,286	12,958
Bayview Commercial Asset Trust Series 2007-3 Class M2, CME Term SOFR 1 month Index + 0.6245%, 4.9492% 7/25/2037 (b)(c)(d)	15,243	13,668
Bayview Commercial Asset Trust Series 2007-3 Class M3, CME Term SOFR 1 month Index + 0.6695%, 4.9942% 7/25/2037 (b)(c)(d)	24,607	22,651
Bayview Commercial Asset Trust Series 2007-3 Class M4, CME Term SOFR 1 month Index + 0.8645%, 5.1892% 7/25/2037 (b)(c)(d)	38,687	35,559
Bayview Commercial Asset Trust Series 2007-3 Class M5, CME Term SOFR 1 month Index + 1.0145%, 5.3392% 7/25/2037 (b)(c)(d)	24,945	26,814
BBCMS Mortgage Trust Series 2019-C3 Class ASB, 3.458% 5/15/2052	3,415,518	3,340,724
BBCMS Mortgage Trust Series 2019-C5 Class ASB, 2.99% 11/15/2052	1,637,988	1,592,641
BBCMS Mortgage Trust Series 2021-C11 Class ASB, 2.108% 9/15/2054	2,000,000	1,850,070
BBCMS Mortgage Trust Series 2023-C21 Class A3, 6.2958% 9/15/2056 (d)	13,794,000	14,660,978
Bbcms Mtg Tr Series 2025-5C34 Class A3, 5.659% 5/15/2058	4,000,000	4,130,513
BCP Trust Series 2021-330N Class A, CME Term SOFR 1 month Index + 0.9135%, 5.2425% 6/15/2038 (b)(c)(d)	4,207,067	3,774,950
Benchmark Mortgage Trust Series 2018-B1 Class ASB, 3.602% 1/15/2051	1,845,063	1,820,717
Benchmark Mortgage Trust Series 2018-B2 Class ASB, 3.7802% 2/15/2051	1,788,040	1,768,916
Benchmark Mortgage Trust Series 2018-B4 Class A5, 4.121% 7/15/2051	1,260,000	1,231,696
Benchmark Mortgage Trust Series 2018-B6 Class A3, 3.995% 10/10/2051	4,700,000	4,596,332
Benchmark Mortgage Trust Series 2018-B7 Class A2, 4.377% 5/15/2053	888,617	883,467
Benchmark Mortgage Trust Series 2018-B7 Class A4, 4.51% 5/15/2053	3,112,512	3,065,799
Benchmark Mortgage Trust Series 2018-B8 Class A5, 4.2317% 1/15/2052	15,369,000	14,926,290
Benchmark Mortgage Trust Series 2019-B10 Class A4, 3.717% 3/15/2062	2,683,000	2,576,499
Benchmark Mortgage Trust Series 2019-B10 Class ASB, 3.615% 3/15/2062	6,986,404	6,863,433
Benchmark Mortgage Trust Series 2019-B12 Class XA, 1.0654% 8/15/2052 (d)(i)	77,134,967	2,204,471
Benchmark Mortgage Trust Series 2019-B13 Class A4, 2.952% 8/15/2057	12,263,000	11,363,406
Benchmark Mortgage Trust Series 2019-B14 Class XA, 0.75% 12/15/2062 (d)(i)	118,842,245	2,536,973
Benchmark Mortgage Trust Series 2020-B17 Class XA, 1.3724% 3/15/2053 (d)(i)	25,337,067	1,125,179
Benchmark Mortgage Trust Series 2020-B18 Class XA, 1.7969% 7/15/2053 (d)(i)	18,298,589	917,041
Benchmark Mortgage Trust Series 2020-B19 Class XA, 1.7445% 9/15/2053 (d)(i)	10,559,157	516,189
Benchmark Mortgage Trust Series 2020-B21 Class AAB, 1.7975% 12/17/2053	7,966,000	7,441,777
Benchmark Mortgage Trust Series 2021-B27 Class XA, 1.2337% 7/15/2054 (d)(i)	34,522,747	1,835,467
Benchmark Mortgage Trust Series 2021-B31 Class A5, 2.669% 12/15/2054	3,205,000	2,768,000
Benchmark Mortgage Trust Series 2023-V2 Class A3, 5.8118% 5/15/2055	7,200,000	7,381,603
Benchmark Mortgage Trust Series 2024-V9 Class A3, 5.6019% 8/15/2057	15,300,000	15,711,012
BLOX Trust Series 2021-BLOX Class A, CME Term SOFR 1 month Index + 1.1145%, 5.4435% 9/15/2026 (b)(c)(d)	21,008,136	20,735,060
BLP Commercial Mortgage Trust Series 2024-IND2 Class A, CME Term SOFR 1 month Index + 1.3422%, 5.6709% 3/15/2041 (b)(c)(d)	13,894,628	13,903,312
BMO Mortgage Trust Series 2023-C6 Class XA, 0.7892% 9/15/2056 (d)(i)	221,789,232	11,640,076
BMO Mortgage Trust Series 2024-5C5 Class A3, 5.8574% 2/15/2057	5,100,000	5,281,367
BMO Mortgage Trust Series 2025-5C10 Class A3, 5.5784% 5/15/2058	13,690,000	14,104,934
BMO Mortgage Trust Series 2025-5C9 Class A3, 5.7785% 4/15/2058 (d)	36,150,000	37,465,921
BMP Series 2024-MF23 Class A, CME Term SOFR 1 month Index + 1.3719%, 5.7007% 6/15/2041 (b)(c)(d)	19,211,000	19,223,007
BMP Series 2024-MF23 Class B, CME Term SOFR 1 month Index + 1.6416%, 5.9703% 6/15/2041 (b)(c)(d)	5,310,000	5,313,319
BMP Series 2024-MF23 Class C, CME Term SOFR 1 month Index + 1.8413%, 6.17% 6/15/2041 (b)(c)(d)	3,540,000	3,542,212
BPR Commercial Mortgage Trust Series 2024-PARK Class A, 5.218% 11/5/2039 (b)(d)	13,519,000	13,586,680
BPR Trust Series 2022-OANA Class A, CME Term SOFR 1 month Index + 1.898%, 6.2267% 4/15/2037 (b)(c)(d)	50,588,622	50,572,813
BPR Trust Series 2022-OANA Class B, CME Term SOFR 1 month Index + 2.447%, 6.7757% 4/15/2037 (b)(c)(d)	11,281,000	11,273,951
BX Commercial Mortgage Trust 2024-XL5 Series 2024-XL5 Class A, CME Term SOFR 1 month Index + 1.3917%, 5.7204% 3/15/2041 (b)(c)(d)	83,566,208	83,618,437
BX Commercial Mortgage Trust 21-SOAR Series 2021-SOAR Class D, CME Term SOFR 1 month Index + 1.5145%, 5.8435% 6/15/2038 (b)(c)(d)	1,315,107	1,313,873
BX Commercial Mortgage Trust 21-SOAR Series 2021-SOAR Class E, CME Term SOFR 1 month Index + 1.9145%, 6.2435% 6/15/2038 (b)(c)(d)	4,945,678	4,939,496
BX Commercial Mortgage Trust 21-SOAR Series 2022-IND Class A, CME Term SOFR 1 month Index + 1.491%, 5.8197% 4/15/2037 (b)(c)(d)	13,706,699	13,706,699
BX Commercial Mortgage Trust 24-MDHS Series 2024-MDHS Class A, 5.97% 5/15/2041 (b)(d)	35,143,871	35,187,801
BX Commercial Mortgage Trust Series 2019-IMC Class A, CME Term SOFR 1 month Index + 1.0463%, 5.3753% 4/15/2034 (b)(c)(d)	6,654,469	6,592,083
BX Commercial Mortgage Trust Series 2019-IMC Class B, CME Term SOFR 1 month Index + 1.3463%, 5.6753% 4/15/2034 (b)(c)(d)	4,437,000	4,364,899
BX Commercial Mortgage Trust Series 2019-IMC Class C, CME Term SOFR 1 month Index + 1.6463%, 5.9753% 4/15/2034 (b)(c)(d)	2,933,000	2,881,672
BX Commercial Mortgage Trust Series 2019-IMC Class D, CME Term SOFR 1 month Index + 1.9463%, 6.2753% 4/15/2034 (b)(c)(d)	3,079,000	3,021,269
BX Commercial Mortgage Trust Series 2020-VIV4 Class A, 2.843% 3/9/2044 (b)	8,497,000	7,675,927
BX Commercial Mortgage Trust Series 2021-PAC Class A, CME Term SOFR 1 month Index + 0.8036%, 5.1326% 10/15/2036 (b)(c)(d)	33,219,512	33,074,403
BX Commercial Mortgage Trust Series 2021-PAC Class B, CME Term SOFR 1 month Index + 1.0133%, 5.3423% 10/15/2036 (b)(c)(d)	9,701,000	9,646,432
BX Commercial Mortgage Trust Series 2021-PAC Class C, CME Term SOFR 1 month Index + 1.2131%, 5.5421% 10/15/2036 (b)(c)(d)	10,186,000	10,115,971
BX Commercial Mortgage Trust Series 2021-PAC Class D, CME Term SOFR 1 month Index + 1.4128%, 5.7418% 10/15/2036 (b)(c)(d)	3,579,000	3,547,683
BX Commercial Mortgage Trust Series 2021-PAC Class E, CME Term SOFR 1 month Index + 2.062%, 6.391% 10/15/2036 (b)(c)(d)	11,390,000	11,311,694
BX Commercial Mortgage Trust Series 2021-VINO Class A, CME Term SOFR 1 month Index + 0.7668%, 5.0958% 5/15/2038 (b)(c)(d)	3,506,148	3,503,957
BX Commercial Mortgage Trust Series 2022-LP2 Class A, CME Term SOFR 1 month Index + 1.0129%, 5.3416% 2/15/2039 (b)(c)(d)	6,604,607	6,592,223
BX Commercial Mortgage Trust Series 2022-LP2 Class B, CME Term SOFR 1 month Index + 1.3123%, 5.641% 2/15/2039 (b)(c)(d)	7,546,700	7,523,117
BX Commercial Mortgage Trust Series 2022-LP2 Class C, CME Term SOFR 1 month Index + 1.5617%, 5.8904% 2/15/2039 (b)(c)(d)	5,089,000	5,066,735
BX Commercial Mortgage Trust Series 2022-LP2 Class D, CME Term SOFR 1 month Index + 1.9608%, 6.2895% 2/15/2039 (b)(c)(d)	5,089,000	5,063,555
BX Commercial Mortgage Trust Series 2023-XL3 Class A, CME Term SOFR 1 month Index + 1.7614%, 6.0901% 12/9/2040 (b)(c)(d)	18,464,435	18,539,567
BX Commercial Mortgage Trust Series 2023-XL3 Class B, CME Term SOFR 1 month Index + 2.1908%, 6.5195% 12/9/2040 (b)(c)(d)	3,586,488	3,596,575
BX Commercial Mortgage Trust Series 2023-XL3 Class C, CME Term SOFR 1 month Index + 2.6402%, 6.9689% 12/9/2040 (b)(c)(d)	1,943,248	1,948,713
BX Commercial Mortgage Trust Series 2024-5C6 Class A3, 5.3161% 9/15/2057	22,700,000	23,054,336
BX Commercial Mortgage Trust Series 2024-GPA3 Class A, CME Term SOFR 1 month Index + 1.2928%, 5.6215% 12/15/2039 (b)(c)(d)	15,035,306	15,035,306
BX Commercial Mortgage Trust Series 2025-SPOT Class A, CME Term SOFR 1 month Index + 1.4434%, 5.7721% 4/15/2040 (b)(c)(d)	35,427,000	35,431,120
Bx Tr 2025-Tail Series 2025-TAIL Class A, CME Term SOFR 1 month Index + 1.4%, 5.7% 6/15/2035 (b)(c)(d)	8,702,000	8,713,740
BX Trust 2024-CNY Series 2024-CNYN Class A, CME Term SOFR 1 month Index + 1.4419%, 5.7706% 4/15/2041 (b)(c)(d)	43,285,677	43,339,785
BX Trust 2024-CNY Series 2024-CNYN Class B, CME Term SOFR 1 month Index + 1.6915%, 6.0202% 4/15/2041 (b)(c)(d)	6,857,461	6,866,033
BX Trust 2024-CNY Series 2024-CNYN Class C, CME Term SOFR 1 month Index + 1.9412%, 6.2699% 4/15/2041 (b)(c)(d)	5,727,000	5,734,158
BX Trust 2025-ROIC Series 2025-ROIC Class A, CME Term SOFR 1 month Index + 1.1438%, 5.4725% 3/15/2030 (b)(c)(d)	70,866,000	70,334,505
BX Trust 2025-ROIC Series 2025-ROIC Class B, CME Term SOFR 1 month Index + 1.3935%, 5.7222% 3/15/2030 (b)(c)(d)	6,582,000	6,516,180
BX Trust 2025-ROIC Series 2025-ROIC Class C, CME Term SOFR 1 month Index + 1.69%, 5.872% 3/15/2030 (b)(c)(d)	7,863,000	7,725,398
BX Trust Series 2021-ACNT Class A, CME Term SOFR 1 month Index + 0.9645%, 5.2935% 11/15/2038 (b)(c)(d)	1,328,867	1,328,036
BX Trust Series 2021-BXMF Class A, CME Term SOFR 1 month Index + 0.7504%, 5.0794% 10/15/2026 (b)(c)(d)	4,415,129	4,398,572
BX Trust Series 2021-LBA Class AJV, CME Term SOFR 1 month Index + 0.9145%, 5.2435% 2/15/2036 (b)(c)(d)	12,055,000	12,047,466
BX Trust Series 2021-MFM1 Class A, CME Term SOFR 1 month Index + 0.8145%, 5.1435% 1/15/2034 (b)(c)(d)	3,226,657	3,224,640
BX Trust Series 2021-SOAR Class A, CME Term SOFR 1 month Index + 0.7845%, 5.1135% 6/15/2038 (b)(c)(d)	35,148,590	35,126,622
BX Trust Series 2021-XL2 Class A, CME Term SOFR 1 month Index + 0.803%, 5.132% 10/15/2038 (b)(c)(d)	539,220	538,883
BX Trust Series 2022-IND Class B, CME Term SOFR 1 month Index + 1.94%, 6.2687% 4/15/2037 (b)(c)(d)	8,004,500	8,004,500
BX Trust Series 2022-IND Class C, CME Term SOFR 1 month Index + 2.29%, 6.6187% 4/15/2037 (b)(c)(d)	2,241,400	2,241,400
BX Trust Series 2022-IND Class D, CME Term SOFR 1 month Index + 2.839%, 7.1677% 4/15/2037 (b)(c)(d)	1,512,000	1,512,000
BX Trust Series 2024-XL4 Class A, CME Term SOFR 1 month Index + 1.442%, 5.7707% 2/15/2039 (b)(c)(d)	54,051,126	54,118,626
BX Trust Series 2024-XL4 Class B, CME Term SOFR 1 month Index + 1.7915%, 6.1203% 2/15/2039 (b)(c)(d)	4,093,749	4,097,587
BX Trust Series 2024-XL5 Class B, CME Term SOFR 1 month Index + 1.6912%, 6.0199% 3/15/2041 (b)(c)(d)	11,528,021	11,535,226
BX Trust Series 2024-XL5 Class C, CME Term SOFR 1 month Index + 1.9409%, 6.2696% 3/15/2041 (b)(c)(d)	14,978,967	14,988,329
BX Trust Series 2025-DIME Class A, CME Term SOFR 1 month Index + 1.15%, 5.4787% 2/15/2035 (b)(c)(d)	23,170,000	23,083,113
CAMB Commercial Mortgage Trust Series 2019-LIFE Class A, CME Term SOFR 1 month Index + 1.367%, 5.696% 12/15/2037 (b)(c)(d)	20,276,000	20,263,328
CCUBS Commercial Mortgage Trust Series 2017-C1 Class ASB, 3.462% 11/15/2050	657,677	648,305
CD Mortgage Trust Series 2017-CD5 Class A3, 3.171% 8/15/2050	17,950,000	17,353,818
CD Mortgage Trust Series 2017-CD5 Class AAB, 3.22% 8/15/2050	356,112	351,261
CD Mortgage Trust Series 2017-CD6 Class ASB, 3.332% 11/13/2050	8,285,530	8,155,822
CF Hippolyta Issuer LLC Series 2020-1 Class A1, 1.69% 7/15/2060 (b)	28,296,507	28,086,830
CF Hippolyta Issuer LLC Series 2020-1 Class A2, 1.99% 7/15/2060 (b)	10,032,726	9,208,589
CF Hippolyta Issuer LLC Series 2021-1A Class A1, 1.53% 3/15/2061 (b)	15,360,984	14,789,311
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A2, 3.5853% 12/10/2054	8,445,777	8,292,574
CFCRE Commercial Mortgage Trust Series 2017-C8 Class A3, 3.3048% 6/15/2050	19,302,898	18,759,365
CGMS Commercial Mortgage Trust Series 2017-B1 Class A3, 3.197% 8/15/2050	766,953	743,271
CGMS Commercial Mortgage Trust Series 2017-B1 Class A4, 3.458% 8/15/2050	2,800,000	2,721,224
Citigroup Commercial Mortgage Trust Series 2015-GC33 Class AAB, 3.522% 9/10/2058	144,522	144,335
Citigroup Commercial Mortgage Trust Series 2015-GC33 Class XA, 0.8231% 9/10/2058 (d)(i)	977,238	490
Citigroup Commercial Mortgage Trust Series 2016-GC37 Class AAB, 3.098% 4/10/2049	47,775	47,550
Citigroup Commercial Mortgage Trust Series 2016-P6 Class XA, 0.5476% 12/10/2049 (d)(i)	1,139,762	6,827
Citigroup Commercial Mortgage Trust Series 2017-P7 Class AAB, 3.509% 4/14/2050	2,976,772	2,949,930
Citigroup Commercial Mortgage Trust Series 2019-C7 Class A4, 3.102% 12/15/2072	9,335,374	8,681,841
Citigroup Commercial Mortgage Trust Series 2019-GC41 Class XA, 1.0317% 8/10/2056 (d)(i)	18,930,583	602,666
Citigroup Commercial Mortgage Trust Series 2020-GC46 Class AAB, 2.614% 2/15/2053	1,045,014	998,029
COMM Mortgage Trust Series 2015-CR24 Class A5, 3.696% 8/10/2048	6,540,227	6,524,512
COMM Mortgage Trust Series 2015-LC21 Class A4, 3.708% 7/10/2048	179,558	179,319
COMM Mortgage Trust Series 2017-CD4 Class A4, 3.514% 5/10/2050	1,969,000	1,918,566
COMM Mortgage Trust Series 2017-COR2 Class ASB, 3.317% 9/10/2050	484,433	478,330
Computershare Corporate Trust Series 2018-C48 Class A5, 4.302% 1/15/2052	3,836,000	3,780,648
Computershare Corporate Trust Series 2018-C48 Class ASB, 4.245% 1/15/2052	4,858,257	4,827,509
CSAIL Commercial Mortgage Trust Series 2016-C6 Class A5, 3.0898% 1/15/2049	2,625,000	2,580,168
CSAIL Commercial Mortgage Trust Series 2020-C19 Class ASB, 2.5501% 3/15/2053	6,356,104	6,064,032
CSMC Trust Series 2020-NET Class A, 2.2569% 8/15/2037 (b)	1,536,202	1,518,682
DBJPM Mortgage Trust Series 2017-C6 Class ASB, 3.121% 6/10/2050	1,849,878	1,822,588
DTP Commercial Mortgage Trust Series 2023-STE2 Class A, 5.8433% 1/15/2041 (b)(d)	9,373,000	9,570,723
ELP Commercial Mortgage Trust Series 2021-ELP Class A, CME Term SOFR 1 month Index + 0.8155%, 5.1445% 11/15/2038 (b)(c)(d)	66,059,128	65,893,980
ELP Commercial Mortgage Trust Series 2021-ELP Class B, CME Term SOFR 1 month Index + 1.2347%, 5.5637% 11/15/2038 (b)(c)(d)	29,739,384	29,637,155
EQT Trust Series 2024-EXTR Class A, 5.3308% 7/5/2041 (b)(d)	7,260,000	7,349,927
Extended Stay America Trust Series 2021-ESH Class A, CME Term SOFR 1 month Index + 1.1945%, 5.5235% 7/15/2038 (b)(c)(d)	8,355,984	8,355,984
Extended Stay America Trust Series 2021-ESH Class B, CME Term SOFR 1 month Index + 1.4945%, 5.8235% 7/15/2038 (b)(c)(d)	3,619,611	3,619,610
Extended Stay America Trust Series 2021-ESH Class C, CME Term SOFR 1 month Index + 1.8145%, 6.1435% 7/15/2038 (b)(c)(d)	4,769,824	4,769,824
Extended Stay America Trust Series 2021-ESH Class D, CME Term SOFR 1 month Index + 2.3645%, 6.6935% 7/15/2038 (b)(c)(d)	18,856,287	18,856,287
Fannie Mae Guaranteed REMIC Series 2018-M10 Class A2, 3.3548% 7/25/2028 (d)	976,403	952,152
Freddie Mac Multifamily Structured pass-thru certificates Series 2015-K049 Class A2, 3.01% 7/25/2025	1,237,177	1,233,400
Freddie Mac Multifamily Structured pass-thru certificates Series 2016-K054 Class A2, 2.745% 1/25/2026	23,849,854	23,561,504
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K063 Class A2, 3.43% 1/25/2027	6,124,002	6,034,473
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K067 Class A2, 3.194% 7/25/2027	6,723,000	6,574,016
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K068 Class A2, 3.244% 8/25/2027	21,500,000	21,036,937
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K069 Class A2, 3.187% 9/25/2027	12,258,958	11,972,934
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K070 Class A2, 3.303% 11/25/2027	27,454,000	26,855,324
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K071 Class A2, 3.286% 11/25/2027	13,265,000	12,963,605
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K072 Class A2, 3.444% 12/25/2027	28,327,000	27,769,046
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K073 Class A2, 3.35% 1/25/2028	22,090,000	21,600,587
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K074 Class A2, 3.6% 1/25/2028	51,490,000	50,641,508
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K076 Class A2, 3.9% 4/25/2028	9,900,000	9,803,671
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K077 Class A2, 3.85% 5/25/2028	33,650,000	33,273,558
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K081 Class A2, 3.9% 8/25/2028	7,532,000	7,457,580
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K083 Class A2, 4.05% 9/25/2028	9,405,000	9,339,861
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K086 Class A2, 3.859% 11/25/2028	4,600,000	4,538,915
Freddie Mac Multifamily Structured pass-thru certificates Series 2019-K087 Class A2, 3.771% 12/25/2028	1,125,000	1,106,856
Freddie Mac Multifamily Structured pass-thru certificates Series 2020-K740 Class A2, 1.47% 9/25/2027	19,600,000	18,424,341
Freddie Mac Multifamily Structured pass-thru certificates Series 2021-K746 Class A2, 2.031% 9/25/2028	3,140,000	2,929,286
GS Mortgage Securities Trust Series 2011-GC5 Class AS, 5.148% 8/10/2044 (b)(d)	6,619,043	6,467,248
GS Mortgage Securities Trust Series 2013-GC13 Class AS, 3.8787% 7/10/2046 (b)(d)	1,392,929	1,368,539
GS Mortgage Securities Trust Series 2015-GC30 Class AS, 3.777% 5/10/2050	1,327,772	1,297,923
GS Mortgage Securities Trust Series 2015-GC34 Class A3, 3.244% 10/10/2048	2,046,034	2,041,144
GS Mortgage Securities Trust Series 2015-GC34 Class AAB, 3.278% 10/10/2048	56,784	56,705
GS Mortgage Securities Trust Series 2017-GS6 Class A2, 3.164% 5/10/2050	3,972,643	3,850,225
GS Mortgage Securities Trust Series 2018-GS10 Class A4, 3.89% 7/10/2051	15,685,681	15,134,279
GS Mortgage Securities Trust Series 2018-GS10 Class A5, 4.155% 7/10/2051	5,912,000	5,703,687
GS Mortgage Securities Trust Series 2018-GS10 Class AAB, 4.106% 7/10/2051	1,200,929	1,187,421
GS Mortgage Securities Trust Series 2018-GS9 Class A4, 3.992% 3/10/2051	20,920,000	20,466,373
GS Mortgage Securities Trust Series 2019-GSA1 Class A4, 3.0479% 11/10/2052	1,000,000	932,004
GS Mortgage Securities Trust Series 2020-GC45 Class AAB, 2.8428% 2/13/2053	5,950,740	5,723,260
GS Mortgage Securities Trust Series 2021-IP Class A, CME Term SOFR 1 month Index + 1.0645%, 5.3935% 10/15/2036 (b)(c)(d)	24,827,106	24,671,937
GS Mortgage Securities Trust Series 2021-IP Class B, CME Term SOFR 1 month Index + 1.2645%, 5.5935% 10/15/2036 (b)(c)(d)	1,654,000	1,641,595
GS Mortgage Securities Trust Series 2021-IP Class C, CME Term SOFR 1 month Index + 1.6645%, 5.9935% 10/15/2036 (b)(c)(d)	1,363,000	1,352,777
ILPT Trust Series 2019-SURF Class A, 4.145% 2/11/2041 (b)	7,494,000	7,230,213
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class ASB, 2.9941% 12/15/2049	546,783	539,549
JPMDB Commercial Mortgage Securities Trust Series 2017-C5 Class ASB, 3.4919% 3/15/2050	1,462,021	1,441,406
JPMDB Commercial Mortgage Securities Trust Series 2018-C8 Class ASB, 4.145% 6/15/2051	5,206,674	5,165,012
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6 Class A4, 3.0565% 11/13/2052	2,872,000	2,527,157
JPMDB Commercial Mortgage Securities Trust Series 2020-COR7 Class A5, 2.1798% 5/13/2053	1,500,000	1,230,484
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-AON Class D, 4.6132% 7/5/2031 (b)(d)	1,846,000	876,851
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT Class AFX, 4.2475% 7/5/2033 (b)	1,167,147	1,106,087
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT Class CFX, 4.9498% 7/5/2033 (b)	767,000	585,004
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT Class DFX, 5.3503% 7/5/2033 (b)	1,370,000	873,728
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-BKWD Class A, CME Term SOFR 1 month Index + 1.6145%, 5.9435% 9/15/2029 (b)(c)(d)	2,806,374	2,659,200
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-2NU Class A, 1.9739% 1/5/2040 (b)	24,200,000	21,713,665
JPMorgan Chase Commercial Mortgage Securities Trust Series 2022-NLP Class A, CME Term SOFR 1 month Index + 0.8465%, 5.1752% 4/15/2037 (b)(c)(d)	18,158,800	17,841,021
LCCM Mortgage Trust Series 2017-LC26 Class A3, 3.289% 7/12/2050 (b)	4,874,074	4,722,566
Life Financial Services Trust Series 2022-BMR2 Class A1, CME Term SOFR 1 month Index + 1.2952%, 5.624% 5/15/2039 (b)(c)(d)	41,080,997	39,848,567
Life Financial Services Trust Series 2022-BMR2 Class B, CME Term SOFR 1 month Index + 1.7939%, 6.1226% 5/15/2039 (b)(c)(d)	22,757,000	20,708,870
Life Financial Services Trust Series 2022-BMR2 Class C, CME Term SOFR 1 month Index + 2.0931%, 6.4218% 5/15/2039 (b)(c)(d)	8,790,000	7,911,000
Life Financial Services Trust Series 2022-BMR2 Class D, CME Term SOFR 1 month Index + 2.5419%, 6.8706% 5/15/2039 (b)(c)(d)	8,790,000	7,866,346
LIFE Mortgage Trust Series 2021-BMR Class C, CME Term SOFR 1 month Index + 1.2145%, 5.5435% 3/15/2038 (b)(c)(d)	217,658	216,161
LIFE Mortgage Trust Series 2021-BMR Class D, CME Term SOFR 1 month Index + 1.5145%, 5.8435% 3/15/2038 (b)(c)(d)	1,983,800	1,966,442
LIFE Mortgage Trust Series 2021-BMR Class E, CME Term SOFR 1 month Index + 1.8645%, 6.1935% 3/15/2038 (b)(c)(d)	1,733,200	1,711,535
MHC Commercial Mortgage Trust Series 2021-MHC Class A, CME Term SOFR 1 month Index + 0.9154%, 5.2444% 4/15/2038 (b)(c)(d)	1,482,814	1,481,887
MHP Commercial Mortgage Trust Series 2021-STOR Class A, CME Term SOFR 1 month Index + 0.8145%, 5.1435% 7/15/2038 (b)(c)(d)	11,210,236	11,196,223
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25 Class XA, 0.9793% 10/15/2048 (d)(i)	458,235	261
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28 Class A3, 3.272% 1/15/2049	5,124,962	5,080,672
Morgan Stanley Capital I Trust Series 2017-H1 Class A4, 3.259% 6/15/2050	15,100,000	14,735,193
Morgan Stanley Capital I Trust Series 2017-HR2 Class A3, 3.33% 12/15/2050	6,536,286	6,304,995
Morgan Stanley Capital I Trust Series 2017-HR2 Class A4, 3.587% 12/15/2050	7,467,886	7,238,188
Morgan Stanley Capital I Trust Series 2018-BOP Class A, CME Term SOFR 1 month Index + 0.897%, 5.226% 8/15/2033 (b)(c)(d)	134,441	109,839
Morgan Stanley Capital I Trust Series 2018-H4 Class A4, 4.31% 12/15/2051	4,191,000	4,118,807
Morgan Stanley Capital I Trust Series 2019-L2 Class A3, 3.806% 3/15/2052	17,904,493	17,204,408
Morgan Stanley Capital I Trust Series 2019-NUGS Class A, CME Term SOFR 1 month Index + 1.0645%, 5.3935% 12/15/2036 (b)(c)(d)	9,700,000	8,383,843
Morgan Stanley Capital I Trust Series 2021-L6 Class XA, 1.1728% 6/15/2054 (d)(i)	27,609,309	1,214,315
Morgan Stanley Capital I Trust Series 2024-NSTB Class A, 3.9% 9/24/2057 (b)(d)	40,268,020	38,809,536
MSWF Commercial Mortgage Trust Series 2023-2 Class XD, 3.0181% 12/15/2056 (b)(d)(i)	12,148,000	2,344,275
Natixis Commercial Mortgage Securities Trust Series 2020-2PAC Class A, 2.966% 12/15/2038 (b)	8,714,563	8,212,881
NYT Mortgage Trust Series 2019-NYT Class A, CME Term SOFR 1 month Index + 1.497%, 5.826% 12/15/2035 (b)(c)(d)	20,822,000	20,409,156
OPEN Trust Series 2023-AIR Class A, CME Term SOFR 1 month Index + 3.0891%, 7.4178% 11/15/2040 (b)(c)(d)	5,180,766	5,195,139
OPEN Trust Series 2023-AIR Class B, CME Term SOFR 1 month Index + 3.838%, 8.1667% 11/15/2040 (b)(c)(d)	9,703,200	9,703,200
RLGH Trust Series 2021-TROT Class A, CME Term SOFR 1 month Index + 0.9145%, 5.2435% 4/15/2036 (b)(c)(d)	23,000,000	22,931,331
SLG Office Trust Series 2021-OVA Class X, 0.258% 7/15/2041 (b)(d)(i)	213,942,750	2,652,120
SPGN Mortgage Trust Series 2022-TFLM Class B, CME Term SOFR 1 month Index + 2%, 6.3287% 2/15/2039 (b)(c)(d)	4,954,000	4,855,325
SPGN Mortgage Trust Series 2022-TFLM Class C, CME Term SOFR 1 month Index + 2.65%, 6.9787% 2/15/2039 (b)(c)(d)	2,576,000	2,499,032
SREIT Trust Series 2021-FLWR Class A, CME Term SOFR 1 month Index + 0.691%, 5.02% 7/15/2036 (b)(c)(d)	10,276,192	10,269,769
SREIT Trust Series 2021-MFP Class A, CME Term SOFR 1 month Index + 0.8453%, 5.174% 11/15/2038 (b)(c)(d)	40,908,730	40,857,594
SREIT Trust Series 2021-MFP Class B, CME Term SOFR 1 month Index + 1.1943%, 5.523% 11/15/2038 (b)(c)(d)	21,261,276	21,194,835
SREIT Trust Series 2021-MFP Class C, CME Term SOFR 1 month Index + 1.4435%, 5.7722% 11/15/2038 (b)(c)(d)	5,225,983	5,206,385
SREIT Trust Series 2021-MFP Class D, CME Term SOFR 1 month Index + 1.6927%, 6.0214% 11/15/2038 (b)(c)(d)	3,607,019	3,593,493
TCO Commercial Mortgage Trust Series 2024-DPM Class A, CME Term SOFR 1 month Index + 1.2429%, 5.5716% 12/15/2039 (b)(c)(d)	33,555,000	33,544,464
TCO Commercial Mortgage Trust Series 2024-DPM Class B, CME Term SOFR 1 month Index + 1.5924%, 5.9211% 12/15/2039 (b)(c)(d)	7,289,000	7,261,647
TCO Commercial Mortgage Trust Series 2024-DPM Class C, CME Term SOFR 1 month Index + 1.9919%, 6.3206% 12/15/2039 (b)(c)(d)	5,436,000	5,401,776
UBS Commercial Mortgage Trust Series 2017-C1 Class A3, 3.196% 6/15/2050	1,011,591	979,949
UBS Commercial Mortgage Trust Series 2017-C5 Class ASB, 3.345% 11/15/2050	1,089,148	1,072,807
UBS Commercial Mortgage Trust Series 2017-C7 Class ASB, 3.586% 12/15/2050	484,011	478,084
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 0.9712% 12/15/2050 (d)(i)	25,258,413	529,421
UBS Commercial Mortgage Trust Series 2018-C12 Class ASB, 4.1945% 8/15/2051	860,257	854,629
UBS Commercial Mortgage Trust Series 2018-C8 Class ASB, 3.903% 2/15/2051	1,407,596	1,395,770
UBS Commercial Mortgage Trust Series 2018-C9 Class A4, 4.117% 3/15/2051	9,714,061	9,488,867
UBS Commercial Mortgage Trust Series 2019-C17 Class ASB, 2.8655% 10/15/2052	10,143,222	9,787,392
VLS Commercial Mortgage Trust Series 2020-LAB Class A, 2.13% 10/10/2042 (b)	14,678,994	12,166,241
VLS Commercial Mortgage Trust Series 2020-LAB Class B, 2.453% 10/10/2042 (b)	470,000	375,055
VLS Commercial Mortgage Trust Series 2020-LAB Class X, 0.4294% 10/10/2042 (b)(d)	58,746,457	1,134,030
Wells Fargo Commercial Mortgage Trust Series 2016-C32 Class A3, 3.294% 1/15/2059	2,850,637	2,829,253
Wells Fargo Commercial Mortgage Trust Series 2016-C32 Class A3FL, CME Term SOFR 1 month Index + 1.5345%, 5.8632% 1/15/2059 (c)(d)	3,534,790	3,540,295
Wells Fargo Commercial Mortgage Trust Series 2016-C35 Class A4, 2.931% 7/15/2048	4,200,000	4,109,744
Wells Fargo Commercial Mortgage Trust Series 2016-C35 Class A4FL, CME Term SOFR 1 month Index + 1.1645%, 5.4932% 7/15/2048 (b)(c)(d)	5,200,000	5,200,739
Wells Fargo Commercial Mortgage Trust Series 2016-C37 Class A4, 3.525% 12/15/2049	3,091,762	3,043,324
Wells Fargo Commercial Mortgage Trust Series 2016-LC25 Class A3, 3.374% 12/15/2059	16,050,081	15,744,303
Wells Fargo Commercial Mortgage Trust Series 2017-C40 Class ASB, 3.395% 10/15/2050	447,681	441,620
Wells Fargo Commercial Mortgage Trust Series 2017-C41 Class ASB, 3.39% 11/15/2050	75,090	74,219
Wells Fargo Commercial Mortgage Trust Series 2017-C42 Class XA, 0.8551% 12/15/2050 (d)(i)	1,277,501	22,378
Wells Fargo Commercial Mortgage Trust Series 2017-RC1 Class ASB, 3.453% 1/15/2060	245,702	244,065
Wells Fargo Commercial Mortgage Trust Series 2018-C44 Class ASB, 4.167% 5/15/2051	586,705	582,703
Wells Fargo Commercial Mortgage Trust Series 2018-C46 Class XA, 0.9005% 8/15/2051 (d)(i)	27,724,608	534,749
Wells Fargo Commercial Mortgage Trust Series 2018-C47 Class ASB, 4.365% 9/15/2061	6,060,883	6,041,096
Wells Fargo Commercial Mortgage Trust Series 2019-C49 Class ASB, 3.933% 3/15/2052	6,213,432	6,142,835
Wells Fargo Commercial Mortgage Trust Series 2019-C52 Class A5, 2.892% 8/15/2052	3,829,000	3,531,528
Wells Fargo Commercial Mortgage Trust Series 2019-C54 Class A4, 3.146% 12/15/2052	2,390,000	2,224,806
Wells Fargo Commercial Mortgage Trust Series 2019-C54 Class ASB, 3.063% 12/15/2052	1,675,866	1,625,086
Wells Fargo Commercial Mortgage Trust Series 2019-C54 Class XA, 0.8304% 12/15/2052 (d)(i)	57,568,351	1,834,847
Wells Fargo Commercial Mortgage Trust Series 2020-C55 Class ASB, 2.651% 2/15/2053	753,635	722,732
Wells Fargo Commercial Mortgage Trust Series 2020-C56 Class ASB, 2.422% 6/15/2053	2,156,721	2,041,429
Wells Fargo Commercial Mortgage Trust Series 2021-C61 Class ASB, 2.525% 11/15/2054	4,475,000	4,118,013
Wells Fargo Commercial Mortgage Trust Series 2021-FCMT Class A, CME Term SOFR 1 month Index + 1.3145%, 5.6435% 5/15/2031 (b)(c)(d)	16,435,000	16,312,725
Wells Fargo Commercial Mortgage Trust Series 2024-5C1 Class A3, 5.928% 7/15/2057	11,703,000	12,131,162
Wells Fargo Commercial Mortgage Trust Series 2024-GRP Class A, CME Term SOFR 1 month Index + 1.7913%, 6.12% 10/15/2041 (b)(c)(d)	7,200,000	7,224,489
Wells Fargo Commercial Mortgage Trust Series 2024-GRP Class B, CME Term SOFR 1 month Index + 2.2906%, 6.6193% 10/15/2041 (b)(c)(d)	3,750,000	3,766,178
Wells Fargo Commercial Mortgage Trust Series 2024-MGP Class A11, CME Term SOFR 1 month Index + 1.9907%, 6.3194% 8/15/2041 (b)(c)(d)	8,200,000	8,179,987
Wells Fargo Commercial Mortgage Trust Series 2024-MGP Class A12, CME Term SOFR 1 month Index + 1.6912%, 6.0199% 8/15/2041 (b)(c)(d)	20,000,000	19,899,940
Wells Fargo Commercial Mortgage Trust Series 2025-5C4 Class XA, 1.3461% 5/15/2058 (d)(i)	16,000,000	775,214
Wells Fargo Commercial Mortgage Trust Series 2025-5C4 Class XB, 0.7388% 5/15/2058 (d)(i)	40,000,000	998,636
Wells Fargo Commerical Mortgage Trust Series 2025-VTT Class A, 5.1004% 3/15/2038 (b)(d)	8,466,000	8,440,825
TOTAL UNITED STATES		2,597,951,106
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,604,314,730)		2,597,951,106

Common Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
New Fortress Energy Inc	6,213	15,470
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Cano Health LLC (l)(m)	22,175	280,071
Cano Health LLC warrants (l)(m)	681	3,051
		283,122
TOTAL UNITED STATES		298,592
TOTAL COMMON STOCKS (Cost $495,885)		298,592

Fixed-Income Funds - 47.2%
	Shares	Value ($)
Fidelity Advisor Floating Rate High Income Fund - Class Z (n)	117,491,316	1,073,870,624
Fidelity Advisor New Markets Income Fund - Class Z (n)	98,514,364	1,252,117,564
Fidelity Advisor Real Estate Income Fund - Class Z (n)	115,260,639	1,390,043,301
Fidelity SAI Enhanced Core Bond Fund (n)	95,862,001	949,992,434
Fidelity SAI High Income Fund (n)	33,121,039	303,057,509
Fidelity SAI Inflation-Protected Bond Index Fund (n)	38,750,467	393,317,240
Fidelity SAI Intermediate Treasury Bond Index Fund (n)	331,434,288	3,228,169,963
Fidelity SAI International Credit Fund (n)	124,391,657	1,327,258,977
Fidelity SAI Long-Term Treasury Bond Index Fund (n)	336,288,419	2,222,866,450
Fidelity SAI Municipal Income Fund (n)	8,056,133	77,338,879
Fidelity SAI Short-Term Treasury Bond Index Fund (n)	23,075,581	231,217,323
Fidelity SAI Total Bond Fund (n)	1,914,501,263	17,173,076,332
Fidelity SAI U.S. Treasury Bond Index Fund (n)	617,919,795	5,412,977,406
Fidelity Sustainability Bond Index Fund (n)	2,633,188	24,251,662
Fidelity U.S. Bond Index Fund (n)	70,590,496	727,788,008
TOTAL FIXED-INCOME FUNDS (Cost $38,474,992,877)		35,787,343,672

Foreign Government and Government Agency Obligations - 0.1%
		Principal Amount (a)	Value ($)
CANADA - 0.0%
Canadian Government 1.5% 12/1/2031	CAD	580,000	385,984
Canadian Government 2.75% 6/1/2033	CAD	690,000	490,193
Canadian Government 3% 6/1/2034	CAD	435,000	312,816
Canadian Government 3.25% 12/1/2033	CAD	5,700,000	4,188,813
TOTAL CANADA			5,377,806
COLOMBIA - 0.1%
Colombian Republic 7.375% 4/25/2030		14,080,000	14,500,992
Colombian Republic 8% 11/14/2035		4,590,000	4,594,590
Colombian Republic 8.5% 4/25/2035		15,780,000	16,283,382
Colombian Republic 8.75% 11/14/2053		6,175,000	6,023,713
TOTAL COLOMBIA			41,402,677
GERMANY - 0.0%
German Federal Republic 3.25% 7/4/2042 (o)	EUR	95,000	113,385
JAPAN - 0.0%
Japan Government 0.9% 9/20/2034	JPY	170,000,000	1,125,997
MEXICO - 0.0%
United Mexican States 3.25% 4/16/2030		1,247,000	1,137,264
United Mexican States 3.5% 2/12/2034		1,035,000	850,253
United Mexican States 4.5% 4/22/2029		3,114,000	3,045,492
United Mexican States 6% 5/13/2030		3,370,000	3,471,100
TOTAL MEXICO			8,504,109
MULTI-NATIONAL - 0.0%
European Union 0% 10/4/2028 (o)	EUR	1,080,000	1,141,942
European Union 4% 4/4/2044 (o)	EUR	1,980,000	2,369,519
TOTAL MULTI-NATIONAL			3,511,461
PANAMA - 0.0%
Panamanian Republic 3.298% 1/19/2033		18,075,000	14,245,359
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $77,063,346)			74,280,794

Municipal Securities - 0.0%
	Principal Amount (a)	Value ($)
California - 0.0%
General Obligations - 0.0%
State of California 7.625% 3/1/2040	190,000	223,478
Illinois - 0.0%
General Obligations - 0.0%
Chicago IL Brd Ed Series 2009G, 1.75% 12/15/2025	15,640,000	15,311,041
Ohio - 0.0%
Electric Utilities - 0.0%
American Mun Pwr Rev 8.084% 2/15/2050	870,000	1,069,666
TOTAL MUNICIPAL SECURITIES (Cost $16,827,052)		16,604,185

Non-Convertible Corporate Bonds - 12.9%
		Principal Amount (a)	Value ($)
ANGOLA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Azule Energy Finance Plc 8.125% 1/23/2030 (b)		285,000	277,497
AUSTRALIA - 0.1%
Financials - 0.1%
Banks - 0.1%
Commonwealth Bank of Australia 2.688% 3/11/2031 (b)		4,532,000	3,972,099
Commonwealth Bank of Australia 3.61% 9/12/2034 (b)(d)		3,723,000	3,491,213
Commonwealth Bank of Australia 3.784% 3/14/2032 (b)		16,472,000	15,045,949
Westpac Banking Corp 4.11% 7/24/2034 (d)		5,791,000	5,545,016
Westpac Banking Corp 5.405% 8/10/2033 (d)		12,205,000	12,180,979
			40,235,256
Financial Services - 0.0%
Cimic Finance Ltd 1.5% 5/28/2029 (o)	EUR	1,075,000	1,130,388
Insurance - 0.0%
QBE Insurance Group Ltd 2.5% 9/13/2038 (d)(o)	GBP	1,405,000	1,723,938
TOTAL FINANCIALS			43,089,582

Materials - 0.0%
Chemicals - 0.0%
Nufarm Australia Ltd / Nufarm Americas Inc 5% 1/27/2030 (b)		1,125,000	1,031,985
Metals & Mining - 0.0%
FMG Resources August 2006 Pty Ltd 4.5% 9/15/2027 (b)		2,215,000	2,170,231
Glencore Funding LLC 5.186% 4/1/2030 (b)		4,520,000	4,571,407
Glencore Funding LLC 6.125% 10/6/2028 (b)		2,000,000	2,080,058
Glencore Funding LLC 6.375% 10/6/2030 (b)		5,000,000	5,303,182
Mineral Resources Ltd 8% 11/1/2027 (b)		2,075,000	2,073,021
			16,197,899
TOTAL MATERIALS			17,229,884

Utilities - 0.0%
Electric Utilities - 0.0%
AusNet Services Holdings Pty Ltd 6.134% 5/31/2033	AUD	1,090,000	740,822
TOTAL AUSTRALIA			61,060,288
BELGIUM - 0.1%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Telenet Finance Luxembourg Notes Sarl 5.5% 3/1/2028 (b)		600,000	591,000
Consumer Staples - 0.0%
Food Products - 0.0%
Barry Callebaut Services NV 4.25% 8/19/2031 (o)	EUR	1,500,000	1,715,315
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Fluxys SA 4% 11/28/2030 (o)	EUR	1,200,000	1,376,428
Financials - 0.1%
Banks - 0.1%
KBC Group NV 3.5% 1/21/2032 (d)(o)	EUR	1,400,000	1,608,046
KBC Group NV 4.932% 10/16/2030 (b)(d)		22,400,000	22,476,987
KBC Group NV 5.796% 1/19/2029 (b)(d)		6,314,000	6,485,998
KBC Group NV 6.324% 9/21/2034 (b)(d)		10,657,000	11,255,939
			41,826,970
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Shurgard Luxembourg Sarl 4% 5/27/2035 (o)	EUR	1,300,000	1,483,305
TOTAL BELGIUM			46,993,018
BRAZIL - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Sitios Latinoamerica SAB de CV 6% 11/25/2029 (b)		400,000	404,200
Materials - 0.0%
Metals & Mining - 0.0%
ERO Copper Corp 6.5% 2/15/2030 (b)		1,160,000	1,141,150
Vale Overseas Ltd 6.4% 6/28/2054		11,975,000	11,403,553
			12,544,703
TOTAL BRAZIL			12,948,903
CANADA - 0.3%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Rogers Communications Inc 3.2% 3/15/2027		2,876,000	2,813,486
Rogers Communications Inc 3.8% 3/15/2032		7,438,000	6,811,774
Rogers Communications Inc 4.55% 3/15/2052		9,856,000	7,730,950
			17,356,210
Consumer Discretionary - 0.0%
Automobiles - 0.0%
New Flyer Holdings Inc 0% 7/1/2030 (b)(p)		215,000	220,643
Hotels, Restaurants & Leisure - 0.0%
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (b)		2,190,000	2,233,426
TOTAL CONSUMER DISCRETIONARY			2,454,069

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Alimentation Couche-Tard Inc 2.95% 1/25/2030 (b)		3,940,000	3,642,995
Household Products - 0.0%
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (b)		435,000	380,481
TOTAL CONSUMER STAPLES			4,023,476

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Baytex Energy Corp 7.375% 3/15/2032 (b)		560,000	508,344
Canadian Natural Resources Ltd 2.95% 7/15/2030		8,571,000	7,768,045
Canadian Natural Resources Ltd 5% 12/15/2029 (b)		7,200,000	7,171,549
Canadian Natural Resources Ltd 5.4% 12/15/2034 (b)		12,500,000	12,143,658
Canadian Natural Resources Ltd 5.85% 2/1/2035		296,000	294,391
Canadian Natural Resources Ltd 6.25% 3/15/2038		2,434,000	2,442,909
Cenovus Energy Inc 2.65% 1/15/2032		768,000	651,187
Cenovus Energy Inc 3.75% 2/15/2052		2,379,000	1,551,558
Cenovus Energy Inc 4.25% 4/15/2027		5,693,000	5,648,089
Cenovus Energy Inc 5.25% 6/15/2037		657,000	608,283
Cenovus Energy Inc 5.4% 6/15/2047		1,485,000	1,277,847
Cenovus Energy Inc 6.75% 11/15/2039		3,025,000	3,186,226
Enbridge Inc 4.25% 12/1/2026		1,500,000	1,493,001
Enbridge Inc 5.7% 3/8/2033		8,000,000	8,159,328
Enbridge Inc 6% 11/15/2028		6,027,000	6,297,380
Enbridge Inc 6.7% 11/15/2053		2,200,000	2,305,913
Enbridge Inc 7.2% 6/27/2054 (d)		5,400,000	5,424,852
Parkland Corp 6.625% 8/15/2032 (b)		1,120,000	1,122,485
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (b)(d)		157,000	156,556
South Bow USA Infrastructure Holdings LLC 4.911% 9/1/2027 (b)		8,200,000	8,205,785
			76,417,386
Financials - 0.1%
Banks - 0.0%
Bank of Nova Scotia/The 3.375% 3/5/2033 (d)(o)	EUR	3,700,000	4,170,043
Bank of Nova Scotia/The 4.5% 12/16/2025		2,207,000	2,202,908
Canadian Imperial Bank of Commerce 3.6% 4/7/2032		5,114,000	4,694,477
Canadian Imperial Bank of Commerce 6.092% 10/3/2033		11,192,000	11,872,682
Toronto Dominion Bank 2.8% 3/10/2027		2,626,000	2,553,529
			25,493,639
Insurance - 0.1%
Empower Finance 2020 LP 1.357% 9/17/2027 (b)		1,474,000	1,370,913
Empower Finance 2020 LP 3.075% 9/17/2051 (b)		3,522,000	2,154,998
Fairfax Financial Holdings Ltd 3.375% 3/3/2031		3,434,000	3,136,925
Fairfax Financial Holdings Ltd 5.625% 8/16/2032		11,067,000	11,243,647
Fairfax Financial Holdings Ltd 5.75% 5/20/2035 (b)		7,000,000	6,988,892
Fairfax Financial Holdings Ltd 6.5% 5/20/2055 (b)		5,000,000	4,954,693
Intact Financial Corp 5.459% 9/22/2032 (b)		7,368,000	7,365,483
			37,215,551
TOTAL FINANCIALS			62,709,190

Industrials - 0.0%
Aerospace & Defense - 0.0%
Bombardier Inc 6.75% 6/15/2033 (b)		365,000	370,114
Commercial Services & Supplies - 0.0%
Wrangler Holdco Corp 6.625% 4/1/2032 (b)		1,970,000	2,031,819
TOTAL INDUSTRIALS			2,401,933

Information Technology - 0.0%
Software - 0.0%
Open Text Corp 3.875% 12/1/2029 (b)		3,115,000	2,899,141
Open Text Corp 3.875% 2/15/2028 (b)		420,000	402,321
			3,301,462
Materials - 0.0%
Chemicals - 0.0%
Methanex Corp 5.125% 10/15/2027		1,065,000	1,055,945
Methanex Corp 5.25% 12/15/2029		90,000	87,292
NOVA Chemicals Corp 5.25% 6/1/2027 (b)		949,000	947,503
NOVA Chemicals Corp 8.5% 11/15/2028 (b)		1,400,000	1,474,682
			3,565,422
Metals & Mining - 0.0%
Capstone Copper Corp 6.75% 3/31/2033 (b)		655,000	654,880
Hudbay Minerals Inc 4.5% 4/1/2026 (b)		135,000	133,801
New Gold Inc 6.875% 4/1/2032 (b)		405,000	413,714
			1,202,395
TOTAL MATERIALS			4,767,817

Utilities - 0.0%
Gas Utilities - 0.0%
Superior Plus LP / Superior General Partner Inc 4.5% 3/15/2029 (b)		185,000	175,874
Independent Power and Renewable Electricity Producers - 0.0%
Emera US Finance LP 2.639% 6/15/2031		7,893,000	6,796,318
Emera US Finance LP 3.55% 6/15/2026		9,123,000	9,001,779
Emera US Finance LP 4.75% 6/15/2046		5,449,000	4,397,391
TransAlta Corp 6.5% 3/15/2040		655,000	596,902
			20,792,390
TOTAL UTILITIES			20,968,264

TOTAL CANADA			194,399,807
CHINA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Alibaba Group Holding Ltd 2.125% 2/9/2031		2,350,000	2,067,083
Alibaba Group Holding Ltd 2.7% 2/9/2041		12,255,000	8,352,273

TOTAL CHINA			10,419,356
COLOMBIA - 0.0%
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Enfragen Energia Sur SA 5.375% 12/30/2030 (b)		695,000	601,001
CONGO DEMOCRATIC REPUBLIC OF - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Ivanhoe Mine Ltd 7.875% 1/23/2030 (b)		400,000	389,451
CZECH REPUBLIC - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
CPI Property Group SA 1.5% 1/27/2031 (o)	EUR	400,000	364,661
DENMARK - 0.0%
Consumer Staples - 0.0%
Beverages - 0.0%
Carlsberg Breweries A/S 3.25% 2/28/2032 (o)	EUR	925,000	1,048,816
Tobacco - 0.0%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (o)	EUR	425,000	498,237
TOTAL CONSUMER STAPLES			1,547,053

Financials - 0.0%
Banks - 0.0%
Danske Bank A/S 3.875% 1/9/2032 (d)(o)	EUR	2,840,000	3,322,708
Jyske Bank A/S 3.625% 4/29/2031 (d)(o)	EUR	760,000	873,454
Jyske Bank A/S 5.125% 5/1/2035 (d)(o)	EUR	665,000	794,832
			4,990,994
Health Care - 0.0%
Pharmaceuticals - 0.0%
Novo Nordisk Finance Netherlands BV 3.625% 5/27/2037 (o)	EUR	2,025,000	2,310,277
TOTAL DENMARK			8,848,324
FINLAND - 0.0%
Consumer Discretionary - 0.0%
Leisure Products - 0.0%
Amer Sports Co 6.75% 2/16/2031 (b)		435,000	452,276
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Citycon Treasury BV 5% 3/11/2030 (o)	EUR	300,000	345,973
Citycon Treasury BV 5.375% 7/8/2031 (o)	EUR	300,000	346,852
			692,825
TOTAL FINLAND			1,145,101
FRANCE - 0.2%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Altice France SA 5.125% 7/15/2029 (b)		1,325,000	1,118,053
Iliad Holding SASU 7% 4/15/2032 (b)		275,000	276,767
			1,394,820
Consumer Discretionary - 0.0%
Automobiles - 0.0%
RCI Banque SA 4.75% 3/24/2037 (d)(o)	EUR	400,000	455,291
RCI Banque SA 5.5% 10/9/2034 (d)(o)	EUR	600,000	715,625
			1,170,916
Consumer Staples - 0.0%
Personal Care Products - 0.0%
Opal Bidco SAS 6.5% 3/31/2032 (b)		735,000	734,407
Energy - 0.0%
Energy Equipment & Services - 0.0%
Vallourec SACA 7.5% 4/15/2032 (b)		975,000	1,017,227
Viridien 10% 10/15/2030 (b)		470,000	443,525
			1,460,752
Financials - 0.2%
Banks - 0.2%
BNP Paribas SA 1.323% 1/13/2027 (b)(d)		7,967,000	7,801,081
BNP Paribas SA 1.904% 9/30/2028 (b)(d)		7,317,000	6,837,907
BNP Paribas SA 2.159% 9/15/2029 (b)(d)		7,271,000	6,673,098
BNP Paribas SA 2.219% 6/9/2026 (b)(d)		14,952,000	14,944,347
BNP Paribas SA 2.591% 1/20/2028 (b)(d)		2,740,000	2,644,774
BNP Paribas SA 3.945% 2/18/2037 (d)(o)	EUR	2,600,000	2,933,129
BNP Paribas SA 5.786% 1/13/2033 (b)(d)		28,396,000	29,085,774
BPCE SA 2.277% 1/20/2032 (b)(d)		7,519,000	6,384,173
BPCE SA 3.116% 10/19/2032 (b)(d)		6,103,000	5,236,682
BPCE SA 4.25% 7/16/2035 (d)(o)	EUR	400,000	463,313
BPCE SA 4.875% 4/1/2026 (b)		7,383,000	7,385,912
BPCE SA 5.716% 1/18/2030 (b)(d)		750,000	766,412
BPCE SA 7.003% 10/19/2034 (b)(d)		1,150,000	1,245,692
Credit Agricole SA 2.811% 1/11/2041 (b)		2,228,000	1,492,367
Credit Agricole SA 6.251% 1/10/2035 (b)(d)		8,000,000	8,210,900
Societe Generale SA 1.488% 12/14/2026 (b)(d)		18,551,000	18,202,922
Societe Generale SA 1.792% 6/9/2027 (b)(d)		2,160,000	2,092,241
Societe Generale SA 4.677% 6/15/2027 (b)		4,831,000	4,840,764
Societe Generale SA 4.75% 11/24/2025 (b)		6,537,000	6,532,359
Societe Generale SA 5.5% 4/13/2029 (b)(d)		24,956,000	25,257,795
Societe Generale SA 5.634% 1/19/2030 (b)(d)		7,780,000	7,911,733
Societe Generale SA 6.446% 1/10/2029 (b)(d)		6,850,000	7,087,909
Societe Generale SA 6.691% 1/10/2034 (b)(d)		550,000	579,404
			174,610,688
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Holding d'Infrastructures des Metiers de l'Environnement 0.625% 9/16/2028 (o)	EUR	700,000	722,346
Materials - 0.0%
Chemicals - 0.0%
SPCM SA 3.125% 3/15/2027 (b)		485,000	465,671
Utilities - 0.0%
Electric Utilities - 0.0%
Electricite de France SA 5.5% 1/25/2035 (o)	GBP	1,500,000	1,935,768
Multi-Utilities - 0.0%
Engie SA 3.875% 3/6/2036 (o)	EUR	800,000	924,593
Engie SA 4.25% 9/6/2034 (o)	EUR	600,000	714,688
			1,639,281
TOTAL UTILITIES			3,575,049

TOTAL FRANCE			184,134,649
GERMANY - 0.2%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Robert Bosch GmbH 4.375% 6/2/2043 (o)	EUR	500,000	579,049
Schaeffler AG 4.75% 8/14/2029 (o)	EUR	1,000,000	1,146,759
Schaeffler AG 5.375% 4/1/2031 (o)	EUR	400,000	460,993
ZF Europe Finance BV 4.75% 1/31/2029 (o)	EUR	1,500,000	1,625,161
ZF North America Capital Inc 6.875% 4/14/2028 (b)		630,000	624,374
			4,436,336
Automobiles - 0.0%
Volkswagen Group of America Finance LLC 1.25% 11/24/2025 (b)		4,238,000	4,163,921
Volkswagen Group of America Finance LLC 4.35% 6/8/2027 (b)		3,394,000	3,349,175
Volkswagen Group of America Finance LLC 5.7% 9/12/2026 (b)		8,400,000	8,472,157
			15,985,253
TOTAL CONSUMER DISCRETIONARY			20,421,589

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
METRO AG 4% 3/5/2030 (o)	EUR	675,000	775,473
Financials - 0.1%
Banks - 0.0%
Commerzbank AG 3.625% 1/14/2032 (d)(o)	EUR	800,000	914,679
Commerzbank AG 4.875% 10/16/2034 (d)(o)	EUR	900,000	1,063,219
Commerzbank AG 8.625% 2/28/2033 (d)(o)	GBP	200,000	287,587
			2,265,485
Capital Markets - 0.1%
Deutsche Bank AG 6.125% 12/12/2030 (d)(o)	GBP	1,900,000	2,628,040
Deutsche Bank AG/New York NY 2.129% 11/24/2026 (d)		3,386,000	3,338,629
Deutsche Bank AG/New York NY 2.311% 11/16/2027 (d)		27,513,000	26,484,471
Deutsche Bank AG/New York NY 3.035% 5/28/2032 (d)		4,028,000	3,556,417
Deutsche Bank AG/New York NY 3.729% 1/14/2032 (d)		10,000,000	9,007,358
Deutsche Bank AG/New York NY 4.1% 1/13/2026		8,332,000	8,288,749
Deutsche Bank AG/New York NY 5.373% 1/10/2029 (d)		5,700,000	5,764,483
Deutsche Bank AG/New York NY 5.706% 2/8/2028 (d)		11,000,000	11,136,234
Deutsche Bank AG/New York NY 6.72% 1/18/2029 (d)		550,000	573,983
Deutsche Bank AG/New York NY 7.146% 7/13/2027 (d)		11,860,000	12,141,527
			82,919,891
Financial Services - 0.0%
KfW 0.125% 1/9/2032 (o)	EUR	645,000	625,397
KfW 0.375% 4/23/2030 (o)	EUR	1,243,000	1,283,935
KfW 0.75% 1/15/2029 (o)	EUR	5,910,000	6,378,756
KfW 1.125% 6/15/2037 (o)	EUR	665,000	613,015
KfW 2.75% 1/17/2035 (o)	EUR	2,355,000	2,659,112
			11,560,215
Insurance - 0.0%
Allianz SE 5.6% 9/3/2054 (b)(d)		7,200,000	7,046,466
TOTAL FINANCIALS			103,792,057

Health Care - 0.1%
Pharmaceuticals - 0.1%
Bayer AG 4.625% 5/26/2033 (o)	EUR	850,000	1,016,564
Bayer US Finance II LLC 4.875% 6/25/2048 (b)		5,321,000	4,180,992
Bayer US Finance LLC 6.25% 1/21/2029 (b)		5,290,000	5,500,032
Bayer US Finance LLC 6.375% 11/21/2030 (b)		1,480,000	1,557,731
Bayer US Finance LLC 6.5% 11/21/2033 (b)		9,800,000	10,203,857
Bayer US Finance LLC 6.875% 11/21/2053 (b)		16,200,000	16,389,930
			38,849,106
Industrials - 0.0%
Air Freight & Logistics - 0.0%
Deutsche Post AG 3.125% 6/5/2032 (o)	EUR	1,550,000	1,760,159
Machinery - 0.0%
TK Elevator US Newco Inc 5.25% 7/15/2027 (b)		1,715,000	1,698,762
TOTAL INDUSTRIALS			3,458,921

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
ACCENTRO 2 Wohneigentum GmbH 20% 6/30/2025 (l)	EUR	100,000	113,545
ACCENTRO 2 Wohneigentum GmbH 20% 6/30/2025 (l)	EUR	100,000	113,545
Accentro Real Estate AG 5.625% 2/13/2026 (e)(o)	EUR	1,314,000	552,033
LEG Immobilien SE 3.875% 1/20/2035 (o)	EUR	500,000	555,513
Sirius Real Estate Ltd 4% 1/22/2032 (o)	EUR	800,000	896,023
			2,230,659
Utilities - 0.0%
Electric Utilities - 0.0%
Amprion GmbH 3.125% 8/27/2030 (o)	EUR	1,400,000	1,593,159
Amprion GmbH 3.625% 5/21/2031 (o)	EUR	300,000	348,195
Amprion GmbH 3.875% 6/5/2036 (o)	EUR	900,000	1,024,204
EnBW International Finance BV 3.5% 7/22/2031 (o)	EUR	1,400,000	1,625,416
EnBW International Finance BV 3.75% 11/20/2035 (o)	EUR	1,525,000	1,735,240
			6,326,214
Independent Power and Renewable Electricity Producers - 0.0%
RWE Finance US LLC 5.875% 4/16/2034 (b)		2,235,000	2,269,532
Multi-Utilities - 0.0%
E.ON SE 3.5% 4/16/2033 (o)	EUR	1,525,000	1,745,628
TOTAL UTILITIES			10,341,374

TOTAL GERMANY			179,869,179
GUATEMALA - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Millicom International Cellular SA 4.5% 4/27/2031 (b)		6,146,000	5,469,940
Millicom International Cellular SA 5.125% 1/15/2028 (b)		1,170,000	1,145,138

TOTAL GUATEMALA			6,615,078
HONG KONG - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Melco Resorts Finance Ltd 4.875% 6/6/2025 (b)		1,200,000	1,196,596
Financials - 0.0%
Insurance - 0.0%
AIA Group Ltd 0.88% 9/9/2033 (d)(o)	EUR	705,000	737,545
AIA Group Ltd 3.9% 4/6/2028 (b)		2,931,000	2,891,343
AIA Group Ltd 5.375% 4/5/2034 (b)		4,500,000	4,542,921
Prudential Funding Asia PLC 2.95% 11/3/2033 (d)(o)		3,700,000	3,417,716
			11,589,525
TOTAL HONG KONG			12,786,121
IRELAND - 0.4%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Flutter Treasury DAC 5.875% 6/4/2031 (b)(p)		1,215,000	1,221,075
Financials - 0.3%
Banks - 0.0%
Bank of Ireland Group PLC 5.601% 3/20/2030 (b)(d)		6,500,000	6,637,639
Consumer Finance - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.75% 1/30/2026		16,619,000	16,282,327
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45% 10/29/2026		14,854,000	14,396,414
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3% 10/29/2028		28,306,000	26,719,904
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.3% 1/30/2032		15,939,000	14,153,164
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.4% 10/29/2033		2,691,000	2,317,109
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.85% 10/29/2041		4,396,000	3,421,761
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45% 4/3/2026		4,254,000	4,240,432
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.95% 9/10/2034		8,350,000	8,013,670
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 5.1% 1/19/2029		5,200,000	5,249,272
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 5.75% 6/6/2028		16,700,000	17,160,870
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.1% 1/15/2027		4,800,000	4,894,346
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.15% 9/30/2030		10,400,000	10,981,990
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.45% 4/15/2027		1,866,000	1,920,230
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 7/15/2025		7,188,000	7,191,092
			136,942,581
Financial Services - 0.0%
GGAM Finance Ltd 5.875% 3/15/2030 (b)		1,065,000	1,058,663
GGAM Finance Ltd 6.875% 4/15/2029 (b)		545,000	555,186
GGAM Finance Ltd 7.75% 5/15/2026 (b)		1,335,000	1,347,832
GGAM Finance Ltd 8% 2/15/2027 (b)		390,000	401,305
			3,362,986
TOTAL FINANCIALS			146,943,206

Industrials - 0.1%
Passenger Airlines - 0.0%
SMBC Aviation Capital Finance DAC 5.7% 7/25/2033 (b)		6,000,000	6,061,211
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd 2.528% 11/18/2027 (b)		5,500,000	5,184,162
Avolon Holdings Funding Ltd 3.25% 2/15/2027 (b)		11,688,000	11,327,507
Avolon Holdings Funding Ltd 4.25% 4/15/2026 (b)		874,000	867,615
Avolon Holdings Funding Ltd 4.375% 5/1/2026 (b)		8,375,000	8,318,571
Avolon Holdings Funding Ltd 4.95% 1/15/2028 (b)		10,100,000	10,071,058
Avolon Holdings Funding Ltd 5.15% 1/15/2030 (b)		14,620,000	14,567,844
Avolon Holdings Funding Ltd 5.375% 5/30/2030 (b)		8,950,000	8,951,611
Avolon Holdings Funding Ltd 5.5% 1/15/2026 (b)		1,754,000	1,756,222
Avolon Holdings Funding Ltd 5.75% 3/1/2029 (b)		14,000,000	14,254,314
Avolon Holdings Funding Ltd 6.375% 5/4/2028 (b)		28,614,000	29,620,850
			104,919,754
TOTAL INDUSTRIALS			110,980,965

Materials - 0.0%
Containers & Packaging - 0.0%
Smurfit Kappa Treasury ULC 5.438% 4/3/2034		10,500,000	10,513,020
Smurfit Westrock Financing DAC 5.418% 1/15/2035		6,624,000	6,595,569
			17,108,589
TOTAL IRELAND			276,253,835
ISRAEL - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energean PLC 6.5% 4/30/2027 (b)		620,000	606,050
Health Care - 0.0%
Pharmaceuticals - 0.0%
Teva Pharmaceutical Finance Netherlands III BV 6% 12/1/2032		810,000	817,245
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030		1,050,000	1,060,445
			1,877,690
TOTAL ISRAEL			2,483,740
ITALY - 0.2%
Financials - 0.2%
Banks - 0.2%
Intesa Sanpaolo SpA 4.198% 6/1/2032 (b)(d)		17,320,000	15,604,837
Intesa Sanpaolo SpA 5.71% 1/15/2026 (b)		94,108,000	94,322,435
Intesa Sanpaolo SpA 6.625% 6/20/2033 (b)		805,000	857,293
UniCredit SpA 1.982% 6/3/2027 (b)(d)		6,165,000	5,986,715
			116,771,280
Utilities - 0.0%
Electric Utilities - 0.0%
Enel Finance International NV 5.125% 6/26/2029 (b)		9,300,000	9,415,300
Enel Finance International NV 5.5% 6/26/2034 (b)		9,385,000	9,397,393
Enel Finance International NV 7.5% 10/14/2032 (b)		1,105,000	1,243,464
Enel SpA 3.375% (d)(o)(q)	EUR	671,000	761,848
			20,818,005
Gas Utilities - 0.0%
Snam SpA 5.75% 5/28/2035 (b)		977,000	977,973
TOTAL UTILITIES			21,795,978

TOTAL ITALY			138,567,258
JAPAN - 0.1%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
NTT Finance Corp 1.591% 4/3/2028 (b)		3,586,000	3,314,989
Consumer Staples - 0.0%
Tobacco - 0.0%
Japan Tobacco Inc 4.892% 5/15/2028 (b)		4,109,000	4,147,264
Japan Tobacco Inc 5.21% 6/15/2030 (b)		10,408,000	10,621,732
Japan Tobacco Inc 5.856% 6/15/2035 (b)		8,260,000	8,516,573
			23,285,569
Financials - 0.1%
Banks - 0.1%
Mitsubishi UFJ Financial Group Inc 1.412% 7/17/2025		2,000,000	1,991,991
Mitsubishi UFJ Financial Group Inc 1.538% 7/20/2027 (d)		3,276,000	3,163,689
Mitsubishi UFJ Financial Group Inc 1.64% 10/13/2027 (d)		4,211,000	4,044,089
Mitsubishi UFJ Financial Group Inc 5.017% 7/20/2028 (d)		4,690,000	4,730,007
Mitsubishi UFJ Financial Group Inc 5.258% 4/17/2030 (d)		6,000,000	6,111,327
Mizuho Financial Group Inc 1.234% 5/22/2027 (d)		5,448,000	5,272,740
Mizuho Financial Group Inc 1.554% 7/9/2027 (d)		2,200,000	2,126,893
Mizuho Financial Group Inc 4.254% 9/11/2029 (d)		1,035,000	1,020,769
			28,461,505
TOTAL JAPAN			55,062,063
LUXEMBOURG - 0.0%
Financials - 0.0%
Financial Services - 0.0%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (o)	EUR	450,000	534,264
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	6,558,500	2,191,235
			2,725,499
Industrials - 0.0%
Ground Transportation - 0.0%
Alpha Trains Finance SA 2.064% 6/30/2030 (o)	EUR	1,740,000	1,973,784
Real Estate - 0.0%
Industrial REITs - 0.0%
Prologis International Funding II SA 4.375% 7/1/2036 (o)	EUR	400,000	469,151
Real Estate Management & Development - 0.0%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (o)	EUR	3,796,000	4,051,989
Blackstone Property Partners Europe Holdings Sarl 2.625% 10/20/2028 (o)	GBP	650,000	803,084
Logicor Financing Sarl 0.875% 1/14/2031 (o)	EUR	600,000	584,131
Logicor Financing Sarl 4.25% 7/18/2029 (o)	EUR	1,200,000	1,400,705
P3 Group Sarl 4% 4/19/2032 (o)	EUR	800,000	912,642
			7,752,551
TOTAL REAL ESTATE			8,221,702

TOTAL LUXEMBOURG			12,920,985
MEXICO - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleos Mexicanos 4.5% 1/23/2026		4,359,000	4,269,030
Petroleos Mexicanos 5.95% 1/28/2031		17,450,000	15,083,780
Petroleos Mexicanos 6.35% 2/12/2048		1,560,000	1,015,560
Petroleos Mexicanos 6.49% 1/23/2027		4,247,000	4,172,678
Petroleos Mexicanos 6.5% 3/13/2027		9,594,000	9,417,183
Petroleos Mexicanos 6.625% 6/15/2035		17,000,000	13,561,750
Petroleos Mexicanos 6.7% 2/16/2032		8,760,000	7,821,804
Petroleos Mexicanos 6.75% 9/21/2047		22,490,000	15,212,236
Petroleos Mexicanos 6.84% 1/23/2030		1,434,000	1,340,718
Petroleos Mexicanos 6.95% 1/28/2060		32,166,000	21,734,566
Petroleos Mexicanos 7.69% 1/23/2050		75,606,000	55,676,258

TOTAL MEXICO			149,305,563
MULTI-NATIONAL - 0.0%
Financials - 0.0%
Banks - 0.0%
European Investment Bank 0.625% 1/22/2029 (o)	EUR	4,100,000	4,400,474
NETHERLANDS - 0.1%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Koninklijke KPN NV 3.875% 2/16/2036 (o)	EUR	300,000	344,109
Media - 0.0%
Ziggo Bond Co BV 5.125% 2/28/2030 (b)		745,000	631,480
Ziggo BV 4.875% 1/15/2030 (b)		265,000	241,850
			873,330
TOTAL COMMUNICATION SERVICES			1,217,439

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
REWE International Finance BV 4.875% 9/13/2030 (o)	EUR	300,000	365,555
Food Products - 0.0%
JDE Peet's NV 1.375% 1/15/2027 (b)		3,516,000	3,319,859
JDE Peet's NV 2.25% 9/24/2031 (b)		2,660,000	2,225,246
Viterra Finance BV 4.9% 4/21/2027 (b)		8,282,000	8,279,943
			13,825,048
TOTAL CONSUMER STAPLES			14,190,603

Financials - 0.1%
Banks - 0.1%
ABN AMRO Bank NV 3.875% 1/15/2032 (o)	EUR	1,100,000	1,283,305
ABN AMRO Bank NV 4.988% 12/3/2028 (b)(d)		7,500,000	7,551,063
ABN AMRO Bank NV 5.515% 12/3/2035 (b)(d)		17,600,000	17,638,097
Cooperatieve Rabobank UA 1.125% 5/7/2031 (o)	EUR	1,700,000	1,722,192
Cooperatieve Rabobank UA 1.98% 12/15/2027 (b)(d)		3,614,000	3,467,970
Cooperatieve Rabobank UA 3.649% 4/6/2028 (b)(d)		6,943,000	6,826,516
Cooperatieve Rabobank UA 3.75% 7/21/2026		4,206,000	4,162,955
Cooperatieve Rabobank UA 4.375% 8/4/2025		4,789,000	4,782,783
ING Groep NV 1.726% 4/1/2027 (d)		1,250,000	1,220,056
ING Groep NV 3% 8/17/2031 (d)(o)	EUR	4,700,000	5,274,027
ING Groep NV 4.5% 5/23/2029 (d)(o)	EUR	1,200,000	1,427,588
ING Groep NV 5.335% 3/19/2030 (d)		6,500,000	6,625,450
			61,982,002
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
NXP BV / NXP Funding LLC / NXP USA Inc 2.65% 2/15/2032		5,300,000	4,515,800
TOTAL NETHERLANDS			81,905,844
NIGERIA - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
IHS Holding Ltd 7.875% 5/29/2030 (b)		280,000	276,150
IHS Holding Ltd 8.25% 11/29/2031 (b)		280,000	278,337

TOTAL NIGERIA			554,487
NORWAY - 0.1%
Energy - 0.0%
Energy Equipment & Services - 0.0%
Seadrill Finance Ltd 8.375% 8/1/2030 (b)		1,275,000	1,249,167
Oil, Gas & Consumable Fuels - 0.0%
Equinor ASA 1.75% 1/22/2026		380,000	373,202
TOTAL ENERGY			1,622,369

Financials - 0.1%
Banks - 0.1%
DNB Bank ASA 0.25% 2/23/2029 (d)(o)	EUR	500,000	530,732
DNB Bank ASA 1.535% 5/25/2027 (b)(d)		51,990,000	50,428,631
DNB Bank ASA 1.605% 3/30/2028 (b)(d)		3,208,000	3,040,216
DNB Bank ASA 3% 11/29/2030 (d)(o)	EUR	700,000	795,488
			54,795,067
TOTAL NORWAY			56,417,436
PANAMA - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Sable International Finance Ltd 7.125% 10/15/2032 (b)		690,000	676,415
Wireless Telecommunication Services - 0.0%
C&W Senior Finance Ltd 9% 1/15/2033 (b)		820,000	816,046
TOTAL PANAMA			1,492,461
POLAND - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (o)	EUR	1,390,000	1,433,279
PORTUGAL - 0.0%
Financials - 0.0%
Insurance - 0.0%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (d)(o)	EUR	800,000	911,327
QATAR - 0.0%
Utilities - 0.0%
Gas Utilities - 0.0%
Nakilat Inc 6.067% 12/31/2033 (b)		933,925	971,824
SOUTH AFRICA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Anglo American Capital PLC 3.875% 3/16/2029 (b)		6,227,000	5,985,486
SPAIN - 0.0%
Financials - 0.0%
Banks - 0.0%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (d)		1,400,000	1,430,962
Banco Santander SA 2.749% 12/3/2030		10,800,000	9,503,757
CaixaBank SA 3.625% 9/19/2032 (d)(o)	EUR	1,700,000	1,948,757
CaixaBank SA 5.673% 3/15/2030 (b)(d)		9,690,000	9,952,082
CaixaBank SA 6.037% 6/15/2035 (b)(d)		11,757,000	12,116,518
			34,952,076
Health Care - 0.0%
Biotechnology - 0.0%
Grifols SA 4.75% 10/15/2028 (b)		210,000	199,765
Health Care Equipment & Supplies - 0.0%
Werfen SA/Spain 4.625% 6/6/2028 (o)	EUR	700,000	831,055
TOTAL HEALTH CARE			1,030,820

Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Atlantica Sustainable Infrastructure Ltd 4.125% 6/15/2028 (b)		6,227,000	5,960,730
TOTAL SPAIN			41,943,626
SWEDEN - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Heimstaden AB 4.375% 3/6/2027 (o)	EUR	1,400,000	1,527,202
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (o)	EUR	650,000	658,703

TOTAL SWEDEN			2,185,905
SWITZERLAND - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
UBS Group AG 1.305% 2/2/2027 (b)(d)		3,100,000	3,028,285
UBS Group AG 1.494% 8/10/2027 (b)(d)		11,792,000	11,345,081
UBS Group AG 2.125% 11/15/2029 (d)(o)	GBP	1,300,000	1,594,782
UBS Group AG 3.091% 5/14/2032 (b)(d)		5,293,000	4,738,258
UBS Group AG 3.126% 8/13/2030 (b)(d)		5,359,000	5,007,628
UBS Group AG 4.125% 6/9/2033 (d)(o)	EUR	730,000	860,417
UBS Group AG 4.194% 4/1/2031 (b)(d)		43,154,000	41,820,370
UBS Group AG 4.55% 4/17/2026		1,724,000	1,723,393
UBS Group AG 4.75% 3/17/2032 (d)(o)	EUR	3,450,000	4,212,460
UBS Group AG 6.246% 9/22/2029 (b)(d)		8,000,000	8,370,402
UBS Group AG 6.373% 7/15/2026 (b)(d)		2,345,000	2,348,274
UBS Group AG 6.537% 8/12/2033 (b)(d)		11,161,000	11,981,839
UBS Group AG 9.016% 11/15/2033 (b)(d)		2,086,000	2,547,819
			99,579,008
Insurance - 0.0%
Argentum Netherlands BV for Swiss Re Ltd 5.625% 8/15/2052 (d)(o)		5,775,000	5,753,344
Swiss Re Finance Luxembourg SA 5% 4/2/2049 (b)(d)		1,000,000	986,345
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (d)(o)		1,650,000	1,431,210
			8,170,899
TOTAL FINANCIALS			107,749,907

Materials - 0.0%
Construction Materials - 0.0%
Holcim Finance US LLC 4.7% 4/7/2028 (b)		1,949,000	1,958,969
Containers & Packaging - 0.0%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (o)	EUR	350,000	403,186
TOTAL MATERIALS			2,362,155

TOTAL SWITZERLAND			110,112,062
TANZANIA - 0.0%
Information Technology - 0.0%
Communications Equipment - 0.0%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (b)		1,200,000	1,219,836
UNITED KINGDOM - 0.7%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Connect Finco Sarl / Connect Us Finco LLC 9% 9/15/2029 (b)		530,000	505,088
Virgin Media Finance PLC 5% 7/15/2030 (b)		1,336,000	1,211,512
			1,716,600
Media - 0.0%
Virgin Media Secured Finance PLC 5.5% 5/15/2029 (b)		415,000	403,581
Wireless Telecommunication Services - 0.0%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (b)		1,895,000	1,714,931
Vodafone Group PLC 4.875% 10/3/2078 (d)(o)	GBP	1,100,000	1,478,379
			3,193,310
TOTAL COMMUNICATION SERVICES			5,313,491

Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (b)		140,000	144,754
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (b)		635,000	664,510
			809,264
Broadline Retail - 0.0%
John Lewis PLC 4.25% 12/18/2034 (o)	GBP	600,000	639,966
Marks & Spencer PLC 4.5% 7/10/2027 (e)(o)	GBP	1,800,000	2,340,163
			2,980,129
Hotels, Restaurants & Leisure - 0.0%
InterContinental Hotels Group PLC 3.375% 10/8/2028 (o)	GBP	875,000	1,115,957
Whitbread Group PLC 2.375% 5/31/2027 (o)	GBP	1,260,000	1,605,486
			2,721,443
Household Durables - 0.0%
Berkeley Group PLC/The 2.5% 8/11/2031 (o)	GBP	1,820,000	2,001,918
Specialty Retail - 0.0%
Belron UK Finance PLC 5.75% 10/15/2029 (b)		690,000	691,857
TOTAL CONSUMER DISCRETIONARY			9,204,611

Consumer Staples - 0.1%
Tobacco - 0.1%
BAT Capital Corp 2.125% 8/15/2025 (o)	GBP	221,000	295,868
BAT Capital Corp 2.259% 3/25/2028		7,192,000	6,762,949
BAT Capital Corp 2.726% 3/25/2031		9,590,000	8,524,159
BAT Capital Corp 4.7% 4/2/2027		2,181,000	2,185,440
BAT Capital Corp 5.834% 2/20/2031		11,500,000	11,981,752
BAT Capital Corp 6.421% 8/2/2033		8,000,000	8,576,045
BAT Capital Corp 7.75% 10/19/2032		5,978,000	6,824,712
BAT International Finance PLC 1.668% 3/25/2026		4,276,000	4,174,698
BAT International Finance PLC 4.125% 4/12/2032 (o)	EUR	2,615,000	3,046,437
BAT International Finance PLC 4.448% 3/16/2028		4,764,000	4,748,991
BAT International Finance PLC 5.931% 2/2/2029		6,000,000	6,266,680
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (o)	EUR	1,845,000	2,266,499
Imperial Brands Finance PLC 3.875% 2/12/2034 (o)	EUR	1,000,000	1,117,714
Imperial Brands Finance PLC 5.5% 2/1/2030 (b)		8,000,000	8,173,444
Imperial Brands Finance PLC 6.125% 7/27/2027 (b)		1,197,000	1,228,128
Reynolds American Inc 5.7% 8/15/2035		171,000	171,548
			76,345,064
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
EG Global Finance PLC 12% 11/30/2028 (b)		1,280,000	1,411,287
Financials - 0.6%
Banks - 0.5%
Barclays PLC 2.279% 11/24/2027 (d)		31,514,000	30,409,739
Barclays PLC 3.811% 3/10/2042 (d)		7,473,000	5,686,223
Barclays PLC 4.375% 1/12/2026		4,468,000	4,457,245
Barclays PLC 4.836% 5/9/2028		6,102,000	6,112,876
Barclays PLC 5.088% 6/20/2030 (d)		35,939,000	35,800,438
Barclays PLC 5.2% 5/12/2026		1,556,000	1,559,937
Barclays PLC 5.262% 1/29/2034 (d)(o)	EUR	1,355,000	1,693,318
Barclays PLC 5.304% 8/9/2026 (d)		1,387,000	1,388,234
Barclays PLC 5.367% 2/25/2031 (d)		17,084,000	17,231,756
Barclays PLC 5.501% 8/9/2028 (d)		3,000,000	3,044,336
Barclays PLC 5.746% 8/9/2033 (d)		2,074,000	2,116,883
Barclays PLC 5.785% 2/25/2036 (d)		9,000,000	9,019,750
Barclays PLC 5.829% 5/9/2027 (d)		4,720,000	4,763,077
Barclays PLC 6.224% 5/9/2034 (d)		5,000,000	5,220,018
Barclays PLC 6.49% 9/13/2029 (d)		8,000,000	8,395,949
Barclays PLC 6.692% 9/13/2034 (d)		12,500,000	13,425,834
Barclays PLC 8.407% 11/14/2032 (d)(o)	GBP	750,000	1,070,664
HSBC Holdings PLC 2.357% 8/18/2031 (d)		15,444,000	13,536,726
HSBC Holdings PLC 2.848% 6/4/2031 (d)		6,103,000	5,502,193
HSBC Holdings PLC 4.292% 9/12/2026 (d)		1,724,000	1,720,667
HSBC Holdings PLC 4.787% 3/10/2032 (d)(o)	EUR	1,270,000	1,546,847
HSBC Holdings PLC 4.856% 5/23/2033 (d)(o)	EUR	1,600,000	1,960,496
HSBC Holdings PLC 4.899% 3/3/2029 (d)		6,458,000	6,472,682
HSBC Holdings PLC 4.95% 3/31/2030		262,000	264,233
HSBC Holdings PLC 5.21% 8/11/2028 (d)		8,310,000	8,395,713
HSBC Holdings PLC 5.24% 5/13/2031 (d)		9,220,000	9,261,589
HSBC Holdings PLC 5.813% 5/22/2033 (d)(o)	GBP	925,000	1,251,388
HSBC Holdings PLC 6.254% 3/9/2034 (d)		200,000	210,278
HSBC Holdings PLC 6.8% 9/14/2031 (d)	GBP	320,000	457,103
HSBC Holdings PLC 8.201% 11/16/2034 (d)(o)	GBP	1,000,000	1,458,736
Lloyds Banking Group PLC 4.375% 3/22/2028		4,320,000	4,293,056
Lloyds Banking Group PLC 4.5% 1/11/2029 (d)(o)	EUR	630,000	748,328
Lloyds Banking Group PLC 4.75% 9/21/2031 (d)(o)	EUR	1,550,000	1,884,865
Lloyds Banking Group PLC 4.976% 8/11/2033 (d)		6,227,000	6,109,300
Lloyds Banking Group PLC 5.087% 11/26/2028 (d)		5,700,000	5,751,307
Lloyds Banking Group PLC 5.985% 8/7/2027 (d)		4,700,000	4,765,578
Lloyds Banking Group PLC 7.953% 11/15/2033 (d)		6,196,000	7,042,885
NatWest Group PLC 1.642% 6/14/2027 (d)		1,207,000	1,169,499
NatWest Group PLC 3.073% 5/22/2028 (d)		9,914,000	9,614,870
NatWest Group PLC 4.8% 4/5/2026		19,815,000	19,859,017
NatWest Group PLC 4.964% 8/15/2030 (d)		8,200,000	8,215,725
NatWest Group PLC 5.115% 5/23/2031 (d)		9,410,000	9,446,568
NatWest Group PLC 5.808% 9/13/2029 (d)		30,000,000	30,928,722
NatWest Group PLC 5.847% 3/2/2027 (d)		6,200,000	6,250,182
NatWest Group PLC 7.416% 6/6/2033 (d)(o)	GBP	850,000	1,201,034
Standard Chartered PLC 3.864% 3/17/2033 (d)(o)	EUR	900,000	1,035,011
Standard Chartered PLC 5.005% 10/15/2030 (b)(d)		6,204,000	6,198,917
Standard Chartered PLC 5.545% 1/21/2029 (b)(d)		5,880,000	5,975,389
Virgin Money UK PLC 7.625% 8/23/2029 (d)(o)	GBP	1,600,000	2,311,178
			336,236,359
Consumer Finance - 0.0%
Motability Operations Group PLC 3.625% 1/22/2033 (o)	EUR	1,275,000	1,456,767
Financial Services - 0.1%
Nationwide Building Society 4% 7/30/2035 (d)(o)	EUR	500,000	572,612
Nationwide Building Society 6.557% 10/18/2027 (b)(d)		6,000,000	6,143,673
			6,716,285
Insurance - 0.0%
Admiral Group PLC 8.5% 1/6/2034 (o)	GBP	800,000	1,205,107
TOTAL FINANCIALS			345,614,518

Health Care - 0.0%
Health Care Providers & Services - 0.0%
180 Medical Inc 3.875% 10/15/2029 (b)		1,520,000	1,443,736
Industrials - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC 3.4% 4/15/2030 (b)		11,997,000	11,336,175
BAE Systems PLC 5.25% 3/26/2031 (b)		7,319,000	7,490,469
BAE Systems PLC 5.3% 3/26/2034 (b)		11,900,000	12,015,282
BAE Systems PLC 5.5% 3/26/2054 (b)		1,703,000	1,636,131
			32,478,057
Ground Transportation - 0.0%
Mobico Group PLC 4.875% 9/26/2031 (o)	EUR	1,300,000	1,350,997
Passenger Airlines - 0.0%
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/2036 (b)		1,206,469	1,076,796
Trading Companies & Distributors - 0.0%
Travis Perkins PLC 3.75% 2/17/2026 (o)	GBP	467,000	616,628
Transportation Infrastructure - 0.0%
Heathrow Funding Ltd 6% 3/5/2032 (o)	GBP	1,250,000	1,677,395
TOTAL INDUSTRIALS			37,199,873

Real Estate - 0.0%
Office REITs - 0.0%
Great Portland Estates PLC 5.375% 9/25/2031 (o)	GBP	500,000	663,084
Real Estate Management & Development - 0.0%
Tritax EuroBox PLC 0.95% 6/2/2026 (o)	EUR	1,300,000	1,447,347
TOTAL REAL ESTATE			2,110,431

Utilities - 0.0%
Electric Utilities - 0.0%
NGG Finance PLC 2.125% 9/5/2082 (d)(o)	EUR	1,960,000	2,165,185
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (o)	EUR	1,050,000	1,188,385
			3,353,570
Gas Utilities - 0.0%
Southern Gas Networks PLC 3.5% 10/16/2030 (o)	EUR	1,075,000	1,223,471
Independent Power and Renewable Electricity Producers - 0.0%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (b)		740,000	731,694
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (b)		470,000	476,128
			1,207,822
Water Utilities - 0.0%
Anglian Water Services Financing PLC 5.875% 6/20/2031 (o)	GBP	990,000	1,340,177
Anglian Water Services Financing PLC 6.25% 9/12/2044 (o)	GBP	450,000	568,189
Anglian Water Services Financing PLC 6.293% 7/30/2030 (o)	GBP	1,000,000	1,383,486
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (o)	EUR	1,400,000	1,595,393
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (o)	GBP	380,000	471,335
South West Water Finance PLC 5.75% 12/11/2032 (o)	GBP	225,000	304,529
Southern Water Services Finance Ltd 2.375% 5/28/2028 (o)	GBP	870,000	1,020,424
SW Finance I PLC 7.375% 12/12/2041 (o)	GBP	431,000	557,784
United Utilities Water Finance PLC 3.5% 2/27/2033 (o)	EUR	825,000	925,478
Wessex Water Services Finance PLC 6.125% 9/19/2034 (o)	GBP	850,000	1,131,844
			9,298,639
TOTAL UTILITIES			15,083,502

TOTAL UNITED KINGDOM			493,726,513
UNITED STATES - 10.1%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.2%
AT&T Inc 1.65% 2/1/2028		2,253,000	2,096,769
AT&T Inc 2.25% 2/1/2032		8,095,000	6,868,042
AT&T Inc 2.55% 12/1/2033		18,825,000	15,482,655
AT&T Inc 2.75% 6/1/2031		7,200,000	6,443,502
AT&T Inc 3.55% 9/15/2055		11,426,000	7,553,524
AT&T Inc 3.65% 9/15/2059		9,376,000	6,160,785
AT&T Inc 3.8% 12/1/2057		49,962,000	34,205,864
AT&T Inc 4.3% 2/15/2030		7,106,000	7,031,123
AT&T Inc 4.5% 5/15/2035		2,388,000	2,246,350
AT&T Inc 4.75% 5/15/2046		41,310,000	35,231,866
AT&T Inc 5.4% 2/15/2034		5,000,000	5,067,957
Cogent Communications Group LLC 7% 6/15/2027 (b)		1,010,000	1,015,436
Frontier Communications Holdings LLC 5.875% 10/15/2027 (b)		435,000	436,134
Level 3 Financing Inc 10.5% 5/15/2030 (b)		154,000	168,438
Level 3 Financing Inc 11% 11/15/2029 (b)		46,903	53,207
Level 3 Financing Inc 3.875% 10/15/2030 (b)		85,000	71,612
Sprint Capital Corp 8.75% 3/15/2032		2,165,000	2,593,236
Verizon Communications Inc 2.1% 3/22/2028		2,703,000	2,542,384
Verizon Communications Inc 2.355% 3/15/2032		21,895,000	18,673,453
Verizon Communications Inc 2.55% 3/21/2031		3,016,000	2,671,262
Verizon Communications Inc 2.987% 10/30/2056		1,378,000	806,900
Verizon Communications Inc 3% 11/20/2060		5,215,000	2,983,928
Verizon Communications Inc 3.15% 3/22/2030		449,000	421,009
Verizon Communications Inc 3.7% 3/22/2061		7,473,000	5,034,701
Verizon Communications Inc 4.4% 11/1/2034		8,120,000	7,604,484
Verizon Communications Inc 4.78% 2/15/2035		7,000,000	6,736,712
Verizon Communications Inc 4.862% 8/21/2046		5,000,000	4,362,648
			184,563,981
Entertainment - 0.0%
ROBLOX Corp 3.875% 5/1/2030 (b)		1,070,000	995,200
Walt Disney Co/The 6.65% 11/15/2037		5,862,000	6,604,174
			7,599,374
Interactive Media & Services - 0.0%
Alphabet Inc 3.375% 5/6/2037	EUR	290,000	326,732
Alphabet Inc 3.875% 5/6/2045	EUR	300,000	340,993
Alphabet Inc 4% 5/6/2054	EUR	300,000	338,689
Snap Inc 6.875% 3/1/2033 (b)		385,000	389,984
			1,396,398
Media - 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032		4,180,000	3,804,400
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (b)		8,220,000	7,707,490
CCO Holdings LLC / CCO Holdings Capital Corp 5% 2/1/2028 (b)		4,201,000	4,120,453
Charter Communications Operating LLC / Charter Communications Operating Capital 2.3% 2/1/2032		16,509,000	13,608,474
Charter Communications Operating LLC / Charter Communications Operating Capital 2.8% 4/1/2031		25,100,000	22,039,099
Charter Communications Operating LLC / Charter Communications Operating Capital 3.7% 4/1/2051		4,546,000	2,926,327
Charter Communications Operating LLC / Charter Communications Operating Capital 3.75% 2/15/2028		7,200,000	7,027,190
Charter Communications Operating LLC / Charter Communications Operating Capital 4.2% 3/15/2028		1,724,000	1,702,273
Charter Communications Operating LLC / Charter Communications Operating Capital 4.4% 12/1/2061		5,290,000	3,563,641
Charter Communications Operating LLC / Charter Communications Operating Capital 4.8% 3/1/2050		3,801,000	2,939,163
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908% 7/23/2025		384,000	383,941
Charter Communications Operating LLC / Charter Communications Operating Capital 5.05% 3/30/2029		11,340,000	11,392,014
Charter Communications Operating LLC / Charter Communications Operating Capital 5.25% 4/1/2053		12,482,000	10,289,056
Charter Communications Operating LLC / Charter Communications Operating Capital 5.375% 5/1/2047		49,708,000	41,756,255
Charter Communications Operating LLC / Charter Communications Operating Capital 5.5% 4/1/2063		2,304,000	1,885,773
Charter Communications Operating LLC / Charter Communications Operating Capital 6.1% 6/1/2029		17,861,000	18,593,321
Charter Communications Operating LLC / Charter Communications Operating Capital 6.55% 6/1/2034		12,270,000	12,836,497
Comcast Corp 2.937% 11/1/2056		1,612,000	921,740
Comcast Corp 2.987% 11/1/2063		6,248,000	3,439,818
Comcast Corp 3.75% 4/1/2040		1,000,000	809,683
Comcast Corp 3.999% 11/1/2049		889,000	659,568
Discovery Communications LLC 3.625% 5/15/2030		16,019,000	14,166,478
Discovery Communications LLC 3.95% 3/20/2028		8,095,000	7,729,811
Discovery Communications LLC 4.125% 5/15/2029		524,000	487,909
Lamar Media Corp 3.625% 1/15/2031		815,000	740,408
Nexstar Media Inc 5.625% 7/15/2027 (b)		1,940,000	1,932,243
Scripps Escrow II Inc 3.875% 1/15/2029 (b)		425,000	363,375
Sirius XM Radio LLC 4.125% 7/1/2030 (b)		10,000,000	9,085,687
Sirius XM Radio LLC 5% 8/1/2027 (b)		1,705,000	1,687,356
TEGNA Inc 4.625% 3/15/2028		1,615,000	1,565,652
TEGNA Inc 5% 9/15/2029		115,000	109,539
Time Warner Cable LLC 4.5% 9/15/2042		886,000	681,832
Time Warner Cable LLC 5.5% 9/1/2041		13,379,000	11,791,235
Time Warner Cable LLC 5.875% 11/15/2040		12,748,000	11,921,830
Time Warner Cable LLC 6.55% 5/1/2037		7,048,000	7,094,858
Time Warner Cable LLC 6.75% 6/15/2039		5,390,000	5,454,668
Time Warner Cable LLC 7.3% 7/1/2038		8,091,000	8,622,239
Univision Communications Inc 8% 8/15/2028 (b)		650,000	650,416
Warnermedia Holdings Inc 3.755% 3/15/2027		8,052,000	7,805,381
Warnermedia Holdings Inc 4.054% 3/15/2029		5,687,000	5,295,749
Warnermedia Holdings Inc 4.279% 3/15/2032		21,377,000	18,139,866
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	1,100,000	1,163,768
Warnermedia Holdings Inc 5.05% 3/15/2042		7,412,000	5,331,656
Warnermedia Holdings Inc 5.141% 3/15/2052		31,750,000	20,582,195
			314,810,327
Wireless Telecommunication Services - 0.1%
T-Mobile USA Inc 2.4% 3/15/2029		1,208,000	1,116,825
T-Mobile USA Inc 2.625% 4/15/2026		2,931,000	2,885,574
T-Mobile USA Inc 2.7% 3/15/2032		13,401,000	11,646,111
T-Mobile USA Inc 2.875% 2/15/2031		1,445,000	1,300,401
T-Mobile USA Inc 3.75% 4/15/2027		10,840,000	10,700,120
T-Mobile USA Inc 3.875% 4/15/2030		22,877,000	22,059,541
T-Mobile USA Inc 5.65% 1/15/2053		2,491,000	2,356,580
			52,065,152
TOTAL COMMUNICATION SERVICES			560,435,232

Consumer Discretionary - 0.5%
Automobile Components - 0.0%
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (b)		460,000	468,677
Dana Inc 4.5% 2/15/2032		475,000	444,363
Patrick Industries Inc 6.375% 11/1/2032 (b)		685,000	675,172
Phinia Inc 6.75% 4/15/2029 (b)		330,000	337,297
			1,925,509
Automobiles - 0.1%
Ford Motor Co 3.25% 2/12/2032		6,850,000	5,652,669
General Motors Co 5% 4/1/2035		1,419,000	1,310,758
General Motors Co 5.2% 4/1/2045		1,619,000	1,346,204
General Motors Co 5.4% 4/1/2048		654,000	550,351
General Motors Co 5.6% 10/15/2032		3,114,000	3,098,896
General Motors Co 5.95% 4/1/2049		3,089,000	2,787,551
General Motors Co 6.125% 10/1/2025		1,078,000	1,081,225
General Motors Financial Co Inc 1.25% 1/8/2026		5,114,000	5,000,265
General Motors Financial Co Inc 2.35% 2/26/2027		1,414,000	1,352,785
General Motors Financial Co Inc 3.1% 1/12/2032		7,510,000	6,472,906
General Motors Financial Co Inc 4.3% 4/6/2029		6,975,000	6,756,282
General Motors Financial Co Inc 5.4% 4/6/2026		7,700,000	7,722,696
General Motors Financial Co Inc 5.4% 5/8/2027		12,300,000	12,401,492
General Motors Financial Co Inc 5.55% 7/15/2029		8,500,000	8,591,752
General Motors Financial Co Inc 5.85% 4/6/2030		10,453,000	10,677,558
General Motors Financial Co Inc 6% 1/9/2028		1,900,000	1,947,277
General Motors Financial Co Inc 6.4% 1/9/2033		5,000,000	5,163,568
Stellantis Finance US Inc 2.691% 9/15/2031 (b)		6,943,000	5,755,765
Stellantis Finance US Inc 5.75% 3/18/2030 (b)		9,223,000	9,244,571
Thor Industries Inc 4% 10/15/2029 (b)		555,000	513,017
			97,427,588
Broadline Retail - 0.0%
Kohl's Corp 4.25% 7/17/2025		35,000	34,738
Match Group Holdings II LLC 4.125% 8/1/2030 (b)		170,000	156,895
Nordstrom Inc 4.375% 4/1/2030		1,935,000	1,745,833
Wayfair LLC 7.25% 10/31/2029 (b)		395,000	384,703
Wayfair LLC 7.75% 9/15/2030 (b)		605,000	592,750
			2,914,919
Distributors - 0.0%
Genuine Parts Co 2.75% 2/1/2032		3,756,000	3,225,689
Diversified Consumer Services - 0.0%
Massachusetts Institute of Technology 3.885% 7/1/2116		4,116,000	2,773,154
Service Corp International/US 5.125% 6/1/2029		1,570,000	1,550,753
Service Corp International/US 5.75% 10/15/2032		680,000	675,742
Sotheby's 7.375% 10/15/2027 (b)		825,000	812,384
Trane Technologies Global Holding Co Ltd 5.75% 6/15/2043		223,000	220,760
			6,032,793
Hotels, Restaurants & Leisure - 0.0%
Aramark Services Inc 5% 2/1/2028 (b)		975,000	964,624
Caesars Entertainment Inc 6% 10/15/2032 (b)		920,000	882,545
Caesars Entertainment Inc 6.5% 2/15/2032 (b)		1,230,000	1,239,895
Carnival Corp 5.75% 3/15/2030 (b)		405,000	405,950
Carnival Corp 5.875% 6/15/2031 (b)		810,000	810,486
Carnival Corp 6.125% 2/15/2033 (b)		4,420,000	4,431,899
Churchill Downs Inc 6.75% 5/1/2031 (b)		810,000	824,941
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (b)		660,000	587,433
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (b)		500,000	504,926
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (b)		850,000	848,920
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027		164,000	163,479
Life Time Inc 6% 11/15/2031 (b)		915,000	917,044
McDonald's Corp 3.5% 5/21/2032 (o)	EUR	1,225,000	1,409,082
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (b)		520,000	529,172
NCL Corp Ltd 6.75% 2/1/2032 (b)		600,000	600,726
Neogen Food Safety Corp 8.625% 7/20/2030 (b)		110,000	114,700
Royal Caribbean Cruises Ltd 5.375% 7/15/2027 (b)		245,000	245,222
Royal Caribbean Cruises Ltd 5.5% 4/1/2028 (b)		1,555,000	1,558,764
Royal Caribbean Cruises Ltd 5.625% 9/30/2031 (b)		910,000	899,431
Royal Caribbean Cruises Ltd 6% 2/1/2033 (b)		3,125,000	3,136,217
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (b)		430,000	435,805
Station Casinos LLC 6.625% 3/15/2032 (b)		645,000	645,884
Wyndham Hotels & Resorts Inc 4.375% 8/15/2028 (b)		490,000	474,144
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6.25% 3/15/2033 (b)		990,000	979,152
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 7.125% 2/15/2031 (b)		630,000	660,780
Yum! Brands Inc 3.625% 3/15/2031		3,568,000	3,243,061
			27,514,282
Household Durables - 0.0%
Century Communities Inc 3.875% 8/15/2029 (b)		525,000	475,893
LGI Homes Inc 7% 11/15/2032 (b)		705,000	654,691
LGI Homes Inc 8.75% 12/15/2028 (b)		405,000	416,805
Newell Brands Inc 6.375% 5/15/2030		455,000	426,955
Newell Brands Inc 6.625% 5/15/2032		390,000	359,730
Newell Brands Inc 6.625% 9/15/2029		1,160,000	1,121,359
Somnigroup International Inc 3.875% 10/15/2031 (b)		880,000	783,179
Somnigroup International Inc 4% 4/15/2029 (b)		590,000	555,699
Toll Brothers Finance Corp 4.875% 11/15/2025		1,517,000	1,517,562
Toll Brothers Finance Corp 4.875% 3/15/2027		739,000	739,513
TopBuild Corp 4.125% 2/15/2032 (b)		930,000	843,410
			7,894,796
Leisure Products - 0.0%
Brunswick Corp/DE 5.85% 3/18/2029		34,500,000	35,051,576
Mattel Inc 3.75% 4/1/2029 (b)		680,000	641,465
Mattel Inc 6.2% 10/1/2040		475,000	449,786
			36,142,827
Specialty Retail - 0.3%
Advance Auto Parts Inc 1.75% 10/1/2027		3,120,000	2,876,129
Advance Auto Parts Inc 5.95% 3/9/2028		5,301,000	5,384,279
Asbury Automotive Group Inc 4.625% 11/15/2029 (b)		175,000	166,362
Asbury Automotive Group Inc 5% 2/15/2032 (b)		390,000	364,178
AutoNation Inc 1.95% 8/1/2028		7,691,000	7,073,636
AutoNation Inc 2.4% 8/1/2031		26,621,000	22,497,917
AutoNation Inc 3.85% 3/1/2032		3,363,000	3,038,779
AutoNation Inc 4.75% 6/1/2030		1,430,000	1,403,773
AutoZone Inc 4% 4/15/2030		19,121,000	18,552,370
AutoZone Inc 5.165% 6/15/2030		1,476,000	1,499,319
AutoZone Inc 6.25% 11/1/2028		8,000,000	8,458,426
Bath & Body Works Inc 6.625% 10/1/2030 (b)		2,220,000	2,267,504
Bath & Body Works Inc 6.875% 11/1/2035		885,000	891,301
Gap Inc/The 3.875% 10/1/2031 (b)		475,000	420,472
Group 1 Automotive Inc 6.375% 1/15/2030 (b)		425,000	432,816
Home Depot Inc/The 2.5% 4/15/2027		123,000	119,344
Home Depot Inc/The 4.95% 6/25/2034		15,500,000	15,507,028
Home Depot Inc/The 5.95% 4/1/2041		527,000	545,823
Hudson Automotive Group 8% 5/15/2032 (b)		265,000	278,350
LCM Investments Holdings II LLC 8.25% 8/1/2031 (b)		360,000	381,690
Lowe's Cos Inc 1.7% 9/15/2028		1,724,000	1,582,433
Lowe's Cos Inc 3% 10/15/2050		7,286,000	4,423,515
Lowe's Cos Inc 3.75% 4/1/2032		19,417,000	18,070,000
Lowe's Cos Inc 4.25% 4/1/2052		14,990,000	11,373,611
Lowe's Cos Inc 5.625% 4/15/2053		12,017,000	11,268,690
O'Reilly Automotive Inc 4.2% 4/1/2030		193,000	189,371
Specialty Building Products Holdings LLC / SBP Finance Corp 7.75% 10/15/2029 (b)		180,000	172,463
Wand NewCo 3 Inc 7.625% 1/30/2032 (b)		545,000	566,965
			139,806,544
Textiles, Apparel & Luxury Goods - 0.1%
Crocs Inc 4.125% 8/15/2031 (b)		485,000	430,491
Kontoor Brands Inc 4.125% 11/15/2029 (b)		95,000	87,404
Levi Strauss & Co 3.5% 3/1/2031 (b)		555,000	495,979
Tapestry Inc 3.05% 3/15/2032		45,138,000	39,388,338
William Carter Co/The 5.625% 3/15/2027 (b)		746,000	740,915
			41,143,127
TOTAL CONSUMER DISCRETIONARY			364,028,074

Consumer Staples - 0.2%
Beverages - 0.0%
Constellation Brands Inc 2.875% 5/1/2030		5,370,000	4,917,999
Molson Coors Beverage Co 3% 7/15/2026		1,552,000	1,525,956
			6,443,955
Consumer Staples Distribution & Retail - 0.2%
7-Eleven Inc 0.95% 2/10/2026 (b)		797,000	775,649
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (b)		1,415,000	1,329,434
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.625% 1/15/2027 (b)		925,000	915,901
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.5% 2/15/2028 (b)		2,910,000	2,968,727
C&S Group Enterprises LLC 5% 12/15/2028 (b)		495,000	421,240
Dollar General Corp 3.5% 4/3/2030		6,956,000	6,508,947
Dollar General Corp 4.625% 11/1/2027		2,000,000	1,999,841
Dollar Tree Inc 2.65% 12/1/2031		7,473,000	6,463,290
Dollar Tree Inc 4.2% 5/15/2028		3,971,000	3,906,192
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (b)		745,000	776,660
Mars Inc 4.8% 3/1/2030 (b)		17,853,000	17,963,177
Mars Inc 5% 3/1/2032 (b)		13,403,000	13,448,072
Mars Inc 5.2% 3/1/2035 (b)		15,827,000	15,767,632
Mars Inc 5.65% 5/1/2045 (b)		9,555,000	9,373,764
Mars Inc 5.7% 5/1/2055 (b)		19,056,000	18,486,226
Mars Inc 5.8% 5/1/2065 (b)		388,000	376,438
Performance Food Group Inc 6.125% 9/15/2032 (b)		680,000	685,471
US Foods Inc 4.625% 6/1/2030 (b)		130,000	125,042
US Foods Inc 5.75% 4/15/2033 (b)		405,000	397,872
US Foods Inc 7.25% 1/15/2032 (b)		560,000	585,270
			103,274,845
Food Products - 0.0%
Darling Ingredients Inc 5.25% 4/15/2027 (b)		1,115,000	1,107,179
Darling Ingredients Inc 6% 6/15/2030 (b)		160,000	160,268
Fiesta Purchaser Inc 7.875% 3/1/2031 (b)		395,000	414,539
Lamb Weston Holdings Inc 4.375% 1/31/2032 (b)		855,000	788,696
Lamb Weston Holdings Inc 4.875% 5/15/2028 (b)		1,825,000	1,802,505
Pilgrim's Pride Corp 4.25% 4/15/2031		1,190,000	1,125,905
Post Holdings Inc 4.625% 4/15/2030 (b)		1,455,000	1,376,985
Post Holdings Inc 6.25% 10/15/2034 (b)		415,000	409,928
Post Holdings Inc 6.25% 2/15/2032 (b)		515,000	523,608
Smithfield Foods Inc 3% 10/15/2030 (b)		1,317,000	1,173,346
TreeHouse Foods Inc 4% 9/1/2028		640,000	582,900
			9,465,859
Household Products - 0.0%
Resideo Funding Inc 6.5% 7/15/2032 (b)		685,000	690,634
Personal Care Products - 0.0%
BellRing Brands Inc 7% 3/15/2030 (b)		470,000	488,421
Prestige Brands Inc 3.75% 4/1/2031 (b)		540,000	490,142
			978,563
Tobacco - 0.0%
Altria Group Inc 4.8% 2/14/2029		2,374,000	2,382,494
Philip Morris International Inc 4.375% 11/15/2041		1,174,000	1,001,009
Philip Morris International Inc 5.125% 2/13/2031		5,200,000	5,288,983
Philip Morris International Inc 5.125% 2/15/2030		6,162,000	6,294,531
Philip Morris International Inc 5.75% 11/17/2032		5,790,000	6,062,328
Turning Point Brands Inc 7.625% 3/15/2032 (b)		405,000	425,863
			21,455,208
TOTAL CONSUMER STAPLES			142,309,064

Energy - 1.0%
Energy Equipment & Services - 0.0%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (b)		670,000	673,524
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc 2.061% 12/15/2026		656,000	632,442
Kodiak Gas Services LLC 7.25% 2/15/2029 (b)		640,000	655,880
Nabors Industries Inc 8.875% 8/15/2031 (b)		565,000	386,656
Transocean Inc 8.25% 5/15/2029 (b)		860,000	775,519
Valaris Ltd 8.375% 4/30/2030 (b)		805,000	808,130
			3,932,151
Oil, Gas & Consumable Fuels - 1.0%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (b)		565,000	578,994
APA Corp 5.25% 2/1/2042 (b)		465,000	360,117
Ascent Resources Utica Holdings LLC / ARU Finance Corp 6.625% 10/15/2032 (b)		185,000	186,068
California Resources Corp 8.25% 6/15/2029 (b)		1,310,000	1,312,375
CNX Midstream Partners LP 4.75% 4/15/2030 (b)		115,000	106,606
CNX Resources Corp 7.25% 3/1/2032 (b)		785,000	799,976
Columbia Pipelines Holding Co LLC 5.097% 10/1/2031 (b)		8,090,000	7,933,522
Columbia Pipelines Holding Co LLC 6.042% 8/15/2028 (b)		5,000,000	5,152,991
Columbia Pipelines Operating Co LLC 5.695% 10/1/2054 (b)		5,090,000	4,554,098
Columbia Pipelines Operating Co LLC 5.927% 8/15/2030 (b)		4,337,000	4,506,121
Columbia Pipelines Operating Co LLC 5.962% 2/15/2055 (b)		7,300,000	6,793,079
Columbia Pipelines Operating Co LLC 6.036% 11/15/2033 (b)		11,691,000	12,033,630
Columbia Pipelines Operating Co LLC 6.497% 8/15/2043 (b)		10,495,000	10,544,287
Columbia Pipelines Operating Co LLC 6.544% 11/15/2053 (b)		6,291,000	6,322,446
Columbia Pipelines Operating Co LLC 6.714% 8/15/2063 (b)		3,766,000	3,822,551
CVR Energy Inc 5.75% 2/15/2028 (b)		90,000	85,681
CVR Energy Inc 8.5% 1/15/2029 (b)		750,000	732,032
DCP Midstream Operating LP 5.125% 5/15/2029		5,091,000	5,136,051
DCP Midstream Operating LP 5.375% 7/15/2025		1,661,000	1,661,421
DCP Midstream Operating LP 5.6% 4/1/2044		2,894,000	2,547,939
DCP Midstream Operating LP 6.45% 11/3/2036 (b)		410,000	414,351
DCP Midstream Operating LP 6.75% 9/15/2037 (b)		1,198,000	1,230,159
DCP Midstream Operating LP 8.125% 8/16/2030		15,000	17,280
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (b)		860,000	890,674
Eastern Gas Transmission & Storage Inc 3% 11/15/2029		6,572,000	6,140,524
Eastern Gas Transmission & Storage Inc 3.9% 11/15/2049		4,359,000	3,079,096
Energy Transfer LP 3.75% 5/15/2030		40,278,000	38,108,959
Energy Transfer LP 4.95% 6/15/2028		7,927,000	7,980,940
Energy Transfer LP 5% 5/15/2050		42,639,000	34,467,697
Energy Transfer LP 5.25% 4/15/2029		2,564,000	2,603,108
Energy Transfer LP 5.25% 7/1/2029		7,622,000	7,746,884
Energy Transfer LP 5.4% 10/1/2047		3,324,000	2,865,964
Energy Transfer LP 5.6% 9/1/2034		2,230,000	2,219,281
Energy Transfer LP 5.625% 5/1/2027 (b)		773,000	773,035
Energy Transfer LP 5.75% 2/15/2033		7,491,000	7,639,338
Energy Transfer LP 5.8% 6/15/2038		2,595,000	2,540,807
Energy Transfer LP 6% 6/15/2048		2,491,000	2,312,952
Energy Transfer LP 6.125% 12/15/2045		650,000	619,185
Energy Transfer LP 6.25% 4/15/2049		1,761,000	1,676,733
Energy Transfer LP 7.375% 2/1/2031 (b)		275,000	288,012
EQT Corp 3.9% 10/1/2027		1,262,000	1,241,097
EQT Corp 5.7% 4/1/2028		2,186,000	2,232,214
EQT Corp 5.75% 2/1/2034		21,624,000	21,768,304
EQT Corp 7.5% 6/1/2027 (b)		515,000	524,586
Expand Energy Corp 5.375% 2/1/2029		1,940,000	1,933,682
Florida Gas Transmission Co LLC 5.75% 7/15/2035 (b)(p)		13,350,000	13,433,400
Genesis Energy LP / Genesis Energy Finance Corp 7.875% 5/15/2032		215,000	217,718
Global Partners LP / GLP Finance Corp 7% 8/1/2027		3,910,000	3,919,521
Harvest Midstream I LP 7.5% 5/15/2032 (b)		815,000	837,352
Hess Corp 4.3% 4/1/2027		8,399,000	8,365,309
Hess Corp 5.6% 2/15/2041		72,976,000	70,736,946
Hess Corp 5.8% 4/1/2047		11,931,000	11,500,452
Hess Corp 7.125% 3/15/2033		1,403,000	1,563,641
Hess Corp 7.3% 8/15/2031		3,686,000	4,122,434
Hess Corp 7.875% 10/1/2029		8,241,000	9,220,058
Hess Midstream Operations LP 5.5% 10/15/2030 (b)		115,000	113,702
Hilcorp Energy I LP / Hilcorp Finance Co 6% 4/15/2030 (b)		1,020,000	967,614
Hilcorp Energy I LP / Hilcorp Finance Co 6.25% 11/1/2028 (b)		185,000	182,725
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (b)		440,000	455,349
Kimmeridge Texas Gas LLC 8.5% 2/15/2030 (b)		375,000	370,691
Kinder Morgan Inc 3.6% 2/15/2051		26,000,000	17,257,236
Kinetik Holdings LP 5.875% 6/15/2030 (b)		445,000	442,355
Kinetik Holdings LP 6.625% 12/15/2028 (b)		1,095,000	1,116,739
Matador Resources Co 6.5% 4/15/2032 (b)		730,000	714,770
MPLX LP 1.75% 3/1/2026		1,690,000	1,651,967
MPLX LP 4% 3/15/2028		3,724,000	3,671,443
MPLX LP 4.8% 2/15/2029		1,376,000	1,380,570
MPLX LP 4.95% 9/1/2032		13,900,000	13,522,036
MPLX LP 5% 3/1/2033		7,000,000	6,793,282
MPLX LP 5.5% 2/15/2049		4,129,000	3,627,283
Murphy Oil Corp 6% 10/1/2032		460,000	428,885
Murphy Oil USA Inc 3.75% 2/15/2031 (b)		110,000	99,641
Northern Oil & Gas Inc 8.125% 3/1/2028 (b)		820,000	823,340
Northern Oil & Gas Inc 8.75% 6/15/2031 (b)		385,000	388,069
Occidental Petroleum Corp 3.5% 8/15/2029		465,000	427,347
Occidental Petroleum Corp 5.2% 8/1/2029		21,326,000	21,184,289
Occidental Petroleum Corp 5.375% 1/1/2032		28,900,000	27,896,947
Occidental Petroleum Corp 5.55% 10/1/2034		7,000,000	6,616,498
Occidental Petroleum Corp 6.125% 1/1/2031		30,000,000	30,542,131
Occidental Petroleum Corp 6.45% 9/15/2036		4,300,000	4,225,660
Occidental Petroleum Corp 6.6% 3/15/2046		4,886,000	4,628,793
Occidental Petroleum Corp 7.5% 5/1/2031		7,400,000	7,965,197
Occidental Petroleum Corp 7.875% 9/15/2031		100,000	109,959
ONEOK Inc 4.25% 9/24/2027		7,582,000	7,532,353
ONEOK Inc 4.4% 10/15/2029		9,257,000	9,108,934
ONEOK Inc 4.75% 10/15/2031		17,905,000	17,477,626
ONEOK Inc 5.6% 4/1/2044		490,000	437,219
ONEOK Inc 5.625% 1/15/2028 (b)		105,000	106,778
ONEOK Inc 5.65% 9/1/2034		10,746,000	10,673,811
Ovintiv Inc 5.15% 11/15/2041		4,009,000	3,229,905
Ovintiv Inc 7.375% 11/1/2031		648,000	692,047
Ovintiv Inc 8.125% 9/15/2030		2,895,000	3,229,260
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (b)		1,735,000	1,508,240
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (b)		350,000	334,629
Permian Resources Operating LLC 5.875% 7/1/2029 (b)		445,000	438,325
Permian Resources Operating LLC 6.25% 2/1/2033 (b)		890,000	878,116
Permian Resources Operating LLC 7% 1/15/2032 (b)		1,100,000	1,128,375
Plains All American Pipeline LP / PAA Finance Corp 3.55% 12/15/2029		10,415,000	9,849,413
Plains All American Pipeline LP / PAA Finance Corp 3.8% 9/15/2030		3,658,000	3,454,162
Plains All American Pipeline LP / PAA Finance Corp 5.7% 9/15/2034		17,170,000	17,039,745
Rockies Express Pipeline LLC 4.95% 7/15/2029 (b)		276,000	266,551
Rockies Express Pipeline LLC 6.75% 3/15/2033 (b)		345,000	355,332
Rockies Express Pipeline LLC 6.875% 4/15/2040 (b)		105,000	100,543
Sabine Pass Liquefaction LLC 4.5% 5/15/2030		14,626,000	14,410,220
Sitio Royalties Operating Partnership LP / Sitio Finance Corp 7.875% 11/1/2028 (b)		783,000	807,535
Spectra Energy Partners LP 4.5% 3/15/2045		543,000	434,131
Summit Midstream Holdings LLC 8.625% 10/31/2029 (b)		355,000	355,797
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029		635,000	608,327
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028		1,335,000	1,331,895
Sunoco LP / Sunoco Finance Corp 6% 4/15/2027		1,005,000	1,004,463
Sunoco LP 6.25% 7/1/2033 (b)		200,000	199,998
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (b)		125,000	124,223
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (b)		1,355,000	1,298,342
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (b)		270,000	257,318
Talos Production Inc 9% 2/1/2029 (b)		185,000	183,739
Targa Resources Corp 5.5% 2/15/2035		10,286,000	10,063,109
Targa Resources Corp 5.55% 8/15/2035		10,800,000	10,589,946
Transcontinental Gas Pipe Line Co LLC 3.25% 5/15/2030		279,000	259,967
Venture Global Calcasieu 3.875% 11/1/2033 (b)		675,000	576,561
Venture Global Calcasieu 3.875% 8/15/2029 (b)		1,140,000	1,059,454
Venture Global Calcasieu 4.125% 8/15/2031 (b)		325,000	294,022
Venture Global Calcasieu 6.25% 1/15/2030 (b)		380,000	385,234
Venture Global LNG Inc 7% 1/15/2030 (b)		2,670,000	2,658,185
Venture Global LNG Inc 8.125% 6/1/2028 (b)		505,000	516,817
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (b)		405,000	423,001
Western Gas Partners LP 4.05% 2/1/2030 (e)		20,164,000	19,168,594
Western Gas Partners LP 4.65% 7/1/2026		1,823,000	1,817,907
Western Gas Partners LP 4.75% 8/15/2028		1,236,000	1,227,476
Western Gas Partners LP 5.3% 3/1/2048		2,900,000	2,341,777
Western Gas Partners LP 6.15% 4/1/2033		4,400,000	4,494,234
Western Gas Partners LP 6.35% 1/15/2029		11,247,000	11,677,224
Williams Cos Inc/The 2.6% 3/15/2031		7,660,000	6,778,162
Williams Cos Inc/The 3.5% 11/15/2030		18,113,000	16,949,443
Williams Cos Inc/The 4.65% 8/15/2032		22,370,000	21,649,623
Williams Cos Inc/The 4.8% 11/15/2029		8,200,000	8,245,687
Williams Cos Inc/The 5.1% 9/15/2045		9,765,000	8,546,703
Williams Cos Inc/The 5.3% 8/15/2052		5,092,000	4,504,533
Williams Cos Inc/The 5.4% 3/2/2026		6,100,000	6,130,398
Williams Cos Inc/The 5.75% 6/24/2044		2,747,000	2,613,959
			759,835,564
TOTAL ENERGY			763,767,715

Financials - 4.3%
Banks - 2.0%
Bank of America Corp 1.197% 10/24/2026 (d)		6,035,000	5,949,979
Bank of America Corp 1.319% 6/19/2026 (d)		1,966,000	1,962,178
Bank of America Corp 1.734% 7/22/2027 (d)		25,000,000	24,182,435
Bank of America Corp 1.898% 7/23/2031 (d)		6,975,000	6,038,080
Bank of America Corp 2.299% 7/21/2032 (d)		50,000,000	42,898,927
Bank of America Corp 2.496% 2/13/2031 (d)		6,724,000	6,064,366
Bank of America Corp 2.592% 4/29/2031 (d)		7,784,000	7,023,070
Bank of America Corp 2.884% 10/22/2030 (d)		8,000,000	7,411,487
Bank of America Corp 2.972% 2/4/2033 (d)		38,682,000	34,094,205
Bank of America Corp 3.194% 7/23/2030 (d)		10,561,000	9,949,089
Bank of America Corp 3.97% 3/5/2029 (d)		3,624,000	3,559,084
Bank of America Corp 3.974% 2/7/2030 (d)		2,345,000	2,286,998
Bank of America Corp 4.183% 11/25/2027		6,909,000	6,849,314
Bank of America Corp 4.25% 10/22/2026		40,217,000	40,045,318
Bank of America Corp 4.271% 7/23/2029 (d)		1,207,000	1,193,432
Bank of America Corp 4.376% 4/27/2028 (d)		3,650,000	3,632,188
Bank of America Corp 4.45% 3/3/2026		1,202,000	1,200,075
Bank of America Corp 4.571% 4/27/2033 (d)		8,718,000	8,456,142
Bank of America Corp 4.623% 5/9/2029 (d)		38,563,000	38,553,857
Bank of America Corp 4.948% 7/22/2028 (d)		5,000,000	5,031,436
Bank of America Corp 5.015% 7/22/2033 (d)		35,614,000	35,490,214
Bank of America Corp 5.162% 1/24/2031 (d)		8,600,000	8,727,421
Bank of America Corp 5.288% 4/25/2034 (d)		17,000,000	17,029,647
Bank of America Corp 5.468% 1/23/2035 (d)		29,000,000	29,303,304
Bank of America Corp 5.819% 9/15/2029 (d)		24,000,000	24,864,702
Bank of America Corp 6.11% 1/29/2037		1,340,000	1,387,768
Citibank NA 5.803% 9/29/2028		8,000,000	8,325,609
Citigroup Inc 1.122% 1/28/2027 (d)		2,000,000	1,952,462
Citigroup Inc 3.07% 2/24/2028 (d)		13,000,000	12,649,744
Citigroup Inc 4.075% 4/23/2029 (d)		4,606,000	4,532,752
Citigroup Inc 4.125% 7/25/2028		6,909,000	6,811,336
Citigroup Inc 4.3% 11/20/2026		1,766,000	1,757,059
Citigroup Inc 4.412% 3/31/2031 (d)		40,428,000	39,529,596
Citigroup Inc 4.45% 9/29/2027		21,445,000	21,356,777
Citigroup Inc 4.6% 3/9/2026		18,593,000	18,575,322
Citigroup Inc 4.786% 3/4/2029 (d)		4,400,000	4,405,983
Citigroup Inc 5.3% 5/6/2044		9,501,000	8,696,833
Citigroup Inc 6.174% 5/25/2034 (d)		17,301,000	17,728,544
Citigroup Inc 6.27% 11/17/2033 (d)		17,166,000	18,211,929
Citigroup Inc 8.125% 7/15/2039		1,076,000	1,324,759
Citizens Financial Group Inc 2.638% 9/30/2032		11,627,000	9,526,602
Citizens Financial Group Inc 5.253% 3/5/2031 (d)		8,950,000	8,959,327
Citizens Financial Group Inc 5.718% 7/23/2032 (d)		15,200,000	15,517,083
Citizens Financial Group Inc 5.841% 1/23/2030 (d)		6,700,000	6,872,673
Citizens Financial Group Inc 6.645% 4/25/2035 (d)		12,968,000	13,749,457
Fifth Third Bancorp 8.25% 3/1/2038		2,155,000	2,516,664
First-Citizens Bank & Trust Co 6.125% 3/9/2028		40,920,000	42,371,445
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 6/15/2026 (b)		550,000	535,423
HAT Holdings I LLC / HAT Holdings II LLC 8% 6/15/2027 (b)		500,000	514,625
Huntington Bancshares Inc/OH 2.487% 8/15/2036 (d)		4,490,000	3,722,062
Huntington Bancshares Inc/OH 4.443% 8/4/2028 (d)		3,628,000	3,622,417
JPMorgan Chase & Co 1.47% 9/22/2027 (d)		3,410,000	3,274,717
JPMorgan Chase & Co 2.069% 6/1/2029 (d)		7,286,000	6,776,490
JPMorgan Chase & Co 2.522% 4/22/2031 (d)		4,724,000	4,263,119
JPMorgan Chase & Co 2.58% 4/22/2032 (d)		1,300,000	1,147,435
JPMorgan Chase & Co 2.739% 10/15/2030 (d)		9,341,000	8,610,520
JPMorgan Chase & Co 2.947% 2/24/2028 (d)		6,239,000	6,073,496
JPMorgan Chase & Co 2.956% 5/13/2031 (d)		11,536,000	10,503,630
JPMorgan Chase & Co 2.963% 1/25/2033 (d)		9,341,000	8,262,710
JPMorgan Chase & Co 3.761% 3/21/2034 (d)(o)	EUR	750,000	868,514
JPMorgan Chase & Co 4.125% 12/15/2026		1,748,000	1,740,081
JPMorgan Chase & Co 4.25% 10/1/2027		3,379,000	3,379,015
JPMorgan Chase & Co 4.586% 4/26/2033 (d)		50,039,000	48,776,852
JPMorgan Chase & Co 4.603% 10/22/2030 (d)		17,730,000	17,625,018
JPMorgan Chase & Co 4.912% 7/25/2033 (d)		112,454,000	111,445,635
JPMorgan Chase & Co 4.946% 10/22/2035 (d)		13,540,000	13,138,675
JPMorgan Chase & Co 4.995% 7/22/2030 (d)		7,000,000	7,065,358
JPMorgan Chase & Co 5.012% 1/23/2030 (d)		8,700,000	8,803,161
JPMorgan Chase & Co 5.103% 4/22/2031 (d)		14,073,000	14,277,175
JPMorgan Chase & Co 5.299% 7/24/2029 (d)		19,000,000	19,385,206
JPMorgan Chase & Co 5.35% 6/1/2034 (d)		20,000,000	20,228,510
JPMorgan Chase & Co 5.502% 1/24/2036 (d)		7,000,000	7,083,032
JPMorgan Chase & Co 5.572% 4/22/2036 (d)		16,715,000	17,006,164
JPMorgan Chase & Co 5.717% 9/14/2033 (d)		65,636,000	67,492,733
PNC Financial Services Group Inc/The 4.812% 10/21/2032 (d)		13,500,000	13,331,619
PNC Financial Services Group Inc/The 5.068% 1/24/2034 (d)		15,132,000	14,951,730
PNC Financial Services Group Inc/The 5.222% 1/29/2031 (d)		6,900,000	7,011,226
PNC Financial Services Group Inc/The 5.575% 1/29/2036 (d)		7,000,000	7,046,582
PNC Financial Services Group Inc/The 5.582% 6/12/2029 (d)		7,240,000	7,449,615
Santander Holdings USA Inc 2.49% 1/6/2028 (d)		5,300,000	5,092,682
Truist Financial Corp 4.123% 6/6/2028 (d)		2,000,000	1,984,525
Truist Financial Corp 4.26% 7/28/2026 (d)		3,031,000	3,027,533
Truist Financial Corp 5.071% 5/20/2031 (d)		7,367,000	7,399,802
Truist Financial Corp 5.122% 1/26/2034 (d)		4,235,000	4,151,960
Truist Financial Corp 5.711% 1/24/2035 (d)		15,000,000	15,241,736
Wells Fargo & Co 2.879% 10/30/2030 (d)		2,200,000	2,030,227
Wells Fargo & Co 3.068% 4/30/2041 (d)		7,784,000	5,704,109
Wells Fargo & Co 3.526% 3/24/2028 (d)		25,667,000	25,174,107
Wells Fargo & Co 4.3% 7/22/2027		28,701,000	28,568,809
Wells Fargo & Co 4.478% 4/4/2031 (d)		19,300,000	18,977,663
Wells Fargo & Co 4.897% 7/25/2033 (d)		106,510,000	104,681,953
Wells Fargo & Co 4.97% 4/23/2029 (d)		7,235,000	7,288,847
Wells Fargo & Co 5.15% 4/23/2031 (d)		19,061,000	19,289,181
Wells Fargo & Co 5.244% 1/24/2031 (d)		27,390,000	27,797,871
Wells Fargo & Co 5.389% 4/24/2034 (d)		8,000,000	8,034,197
Wells Fargo & Co 5.499% 1/23/2035 (d)		25,000,000	25,141,855
Wells Fargo & Co 5.557% 7/25/2034 (d)		18,660,000	18,898,820
Wells Fargo & Co 5.574% 7/25/2029 (d)		25,500,000	26,160,152
Wells Fargo & Co 5.605% 4/23/2036 (d)		16,834,000	17,030,646
Wells Fargo & Co 6.303% 10/23/2029 (d)		12,800,000	13,432,194
			1,489,078,086
Capital Markets - 1.0%
Ares Capital Corp 3.25% 7/15/2025		42,000,000	41,907,091
Ares Capital Corp 3.875% 1/15/2026		22,188,000	22,040,783
Athene Global Funding 1.73% 10/2/2026 (b)		4,975,000	4,782,137
Athene Global Funding 2.5% 3/24/2028 (b)		6,975,000	6,554,638
Athene Global Funding 2.646% 10/4/2031 (b)		3,414,000	2,925,487
Athene Global Funding 4.721% 10/8/2029 (b)		7,000,000	6,908,059
Athene Global Funding 5.339% 1/15/2027 (b)		26,112,000	26,346,966
Athene Global Funding 5.516% 3/25/2027 (b)		7,800,000	7,908,165
Athene Global Funding 5.583% 1/9/2029 (b)		18,210,000	18,585,997
Blackstone Holdings Finance Co LLC 2.8% 9/30/2050 (b)		1,245,000	723,129
Blackstone Holdings Finance Co LLC 3.5% 9/10/2049 (b)		4,614,000	3,108,031
Blackstone Private Credit Fund 4.875% 4/14/2026 (o)	GBP	1,155,000	1,544,586
Blackstone Private Credit Fund 7.05% 9/29/2025		20,620,000	20,750,787
GA Global Funding Trust 5.4% 1/13/2030 (b)		22,280,000	22,648,523
GA Global Funding Trust 5.9% 1/13/2035 (b)		8,700,000	8,696,776
Goldman Sachs Group Inc/The 2.383% 7/21/2032 (d)		29,132,000	25,068,707
Goldman Sachs Group Inc/The 3.102% 2/24/2033 (d)		40,000,000	35,327,312
Goldman Sachs Group Inc/The 4.25% 10/21/2025		12,215,000	12,195,191
Goldman Sachs Group Inc/The 4.482% 8/23/2028 (d)		3,138,000	3,127,600
Goldman Sachs Group Inc/The 6.484% 10/24/2029 (d)		18,000,000	18,989,418
Goldman Sachs Group Inc/The 6.75% 10/1/2037		59,592,000	64,097,328
Hightower Holding LLC 6.75% 4/15/2029 (b)		1,385,000	1,365,781
Intercontinental Exchange Inc 3.625% 9/1/2028		6,900,000	6,720,350
Intercontinental Exchange Inc 4.35% 6/15/2029		3,724,000	3,712,956
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (b)		155,000	149,258
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (b)		1,880,000	1,883,112
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (b)		575,000	589,681
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (b)		685,000	678,097
LPL Holdings Inc 4% 3/15/2029 (b)		1,190,000	1,144,665
LPL Holdings Inc 4.9% 4/3/2028		3,189,000	3,193,333
Morgan Stanley 1.794% 2/13/2032 (d)		7,317,000	6,162,184
Morgan Stanley 2.239% 7/21/2032 (d)		4,900,000	4,172,919
Morgan Stanley 2.475% 1/21/2028 (d)		5,000,000	4,827,076
Morgan Stanley 2.699% 1/22/2031 (d)		6,227,000	5,680,578
Morgan Stanley 3.622% 4/1/2031 (d)		47,370,000	44,914,733
Morgan Stanley 3.955% 3/21/2035 (d)	EUR	800,000	925,577
Morgan Stanley 4.099% 5/22/2036 (d)	EUR	400,000	464,728
Morgan Stanley 4.21% 4/20/2028 (d)		6,115,000	6,069,010
Morgan Stanley 4.654% 10/18/2030 (d)		29,950,000	29,750,260
Morgan Stanley 4.889% 7/20/2033 (d)		49,499,000	48,758,556
Morgan Stanley 4.994% 4/12/2029 (d)		5,345,000	5,395,051
Morgan Stanley 5.164% 4/20/2029 (d)		16,000,000	16,223,289
Morgan Stanley 5.192% 4/17/2031 (d)		12,756,000	12,942,284
Morgan Stanley 5.23% 1/15/2031 (d)		8,629,000	8,756,481
Morgan Stanley 5.424% 7/21/2034 (d)		20,251,000	20,433,574
Morgan Stanley 5.449% 7/20/2029 (d)		16,012,000	16,377,895
Morgan Stanley 5.664% 4/17/2036 (d)		10,117,000	10,282,246
Morgan Stanley 6.342% 10/18/2033 (d)		39,945,000	42,717,616
Nasdaq Inc 5.95% 8/15/2053		1,132,000	1,123,339
Nasdaq Inc 6.1% 6/28/2063		6,000,000	5,938,694
Nuveen LLC 5.55% 1/15/2030 (b)		16,339,000	16,871,029
Nuveen LLC 5.85% 4/15/2034 (b)		4,000,000	4,082,699
S&P Global Inc 3.9% 3/1/2062		2,414,000	1,751,904
Sammons Financial Group Global Funding 5.05% 1/10/2028 (b)		5,760,000	5,828,009
Sammons Financial Group Global Funding 5.1% 12/10/2029 (b)		32,950,000	33,351,231
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (b)		515,000	536,935
			728,011,841
Consumer Finance - 0.5%
Ally Financial Inc 4.75% 6/9/2027		3,759,000	3,763,388
Ally Financial Inc 5.543% 1/17/2031 (d)		5,554,000	5,543,398
Ally Financial Inc 5.737% 5/15/2029 (d)		12,854,000	12,979,898
Ally Financial Inc 5.75% 11/20/2025		703,000	704,199
Ally Financial Inc 6.992% 6/13/2029 (d)		43,000,000	44,925,564
Ally Financial Inc 7.1% 11/15/2027		17,330,000	18,174,752
Ally Financial Inc 8% 11/1/2031		17,833,000	19,954,247
American Express Co 5.085% 1/30/2031 (d)		7,596,000	7,711,286
American Express Co 5.532% 4/25/2030 (d)		5,000,000	5,166,427
Capital One Financial Corp 1.878% 11/2/2027 (d)		5,931,000	5,704,445
Capital One Financial Corp 2.359% 7/29/2032 (d)		8,448,000	6,994,413
Capital One Financial Corp 3.273% 3/1/2030 (d)		12,200,000	11,515,810
Capital One Financial Corp 3.65% 5/11/2027		21,700,000	21,349,956
Capital One Financial Corp 3.8% 1/31/2028		10,723,000	10,512,344
Capital One Financial Corp 4.1% 2/9/2027		13,375,000	13,269,549
Capital One Financial Corp 4.5% 1/30/2026		6,750,000	6,740,631
Capital One Financial Corp 4.927% 5/10/2028 (d)		6,900,000	6,921,516
Capital One Financial Corp 4.985% 7/24/2026 (d)		17,135,000	17,134,866
Capital One Financial Corp 5.247% 7/26/2030 (d)		19,853,000	20,033,020
Capital One Financial Corp 5.7% 2/1/2030 (d)		1,100,000	1,129,302
Capital One Financial Corp 6.312% 6/8/2029 (d)		12,000,000	12,497,863
Capital One Financial Corp 7.624% 10/30/2031 (d)		22,914,000	25,554,665
Capstone Borrower Inc 8% 6/15/2030 (b)		240,000	247,866
Encore Capital Group Inc 9.25% 4/1/2029 (b)		315,000	335,869
Ford Motor Credit Co LLC 2.7% 8/10/2026		5,665,000	5,480,339
Ford Motor Credit Co LLC 2.9% 2/10/2029		275,000	246,174
Ford Motor Credit Co LLC 3.375% 11/13/2025		9,760,000	9,682,633
Ford Motor Credit Co LLC 3.625% 6/17/2031		5,000,000	4,302,322
Ford Motor Credit Co LLC 4% 11/13/2030		16,400,000	14,605,187
Ford Motor Credit Co LLC 4.125% 8/17/2027		19,335,000	18,652,979
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	700,000	812,043
Ford Motor Credit Co LLC 4.687% 6/9/2025		430,000	429,955
Ford Motor Credit Co LLC 4.95% 5/28/2027		20,213,000	19,914,484
Ford Motor Credit Co LLC 5.125% 6/16/2025		1,020,000	1,019,959
Ford Motor Credit Co LLC 5.85% 5/17/2027		6,500,000	6,490,895
Ford Motor Credit Co LLC 5.875% 11/7/2029		15,700,000	15,503,202
Ford Motor Credit Co LLC 6.8% 5/12/2028		6,000,000	6,125,664
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	1,150,000	1,570,630
Ford Motor Credit Co LLC 6.95% 3/6/2026		195,000	196,220
Ford Motor Credit Co LLC 6.95% 6/10/2026		9,500,000	9,608,049
Navient Corp 6.75% 6/15/2026		1,050,000	1,063,255
OneMain Finance Corp 3.5% 1/15/2027		2,190,000	2,121,873
OneMain Finance Corp 3.875% 9/15/2028		650,000	609,485
OneMain Finance Corp 6.625% 5/15/2029		455,000	460,072
OneMain Finance Corp 6.75% 3/15/2032		2,025,000	2,012,757
OneMain Finance Corp 7.125% 9/15/2032 (p)		1,015,000	1,021,315
Synchrony Financial 3.95% 12/1/2027		8,239,000	8,012,223
			408,806,989
Financial Services - 0.3%
Aircastle Ltd / Aircastle Ireland DAC 5.25% 3/15/2030 (b)		12,185,000	12,129,514
Aon Corp / Aon Global Holdings PLC 2.6% 12/2/2031		2,057,000	1,798,502
Aon Corp / Aon Global Holdings PLC 5.35% 2/28/2033		6,000,000	6,101,914
Aviation Capital Group LLC 6.25% 4/15/2028 (b)		6,500,000	6,717,991
Aviation Capital Group LLC 6.75% 10/25/2028 (b)		6,500,000	6,866,295
Block Inc 2.75% 6/1/2026		465,000	453,435
Block Inc 6.5% 5/15/2032		870,000	889,129
Corebridge Financial Inc 3.65% 4/5/2027		1,888,000	1,858,176
Corebridge Financial Inc 3.85% 4/5/2029		1,514,000	1,469,060
Corebridge Financial Inc 3.9% 4/5/2032		21,473,000	19,765,373
Corebridge Financial Inc 4.35% 4/5/2042		2,247,000	1,842,147
Corebridge Financial Inc 4.4% 4/5/2052		12,648,000	9,815,684
Corebridge Financial Inc 6.05% 9/15/2033		9,870,000	10,232,677
Corebridge Global Funding 4.9% 12/3/2029 (b)		1,750,000	1,761,500
Corebridge Global Funding 5.9% 9/19/2028 (b)		18,426,000	19,149,121
Equitable Holdings Inc 4.35% 4/20/2028		5,724,000	5,685,288
Equitable Holdings Inc 4.572% 2/15/2029 (b)		1,989,000	1,960,604
Equitable Holdings Inc 5% 4/20/2048		10,215,000	8,760,933
Essent Group Ltd 6.25% 7/1/2029		8,400,000	8,658,959
Icahn Enterprises LP / Icahn Enterprises Finance Corp 6.25% 5/15/2026		2,884,000	2,856,979
Jackson Financial Inc 3.125% 11/23/2031		15,333,000	13,314,185
Jackson Financial Inc 4% 11/23/2051		3,736,000	2,466,430
Jackson Financial Inc 5.17% 6/8/2027		10,297,000	10,376,572
Jackson Financial Inc 5.67% 6/8/2032		14,050,000	14,040,992
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 2.5% 1/15/2027		23,449,000	22,608,464
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 3% 2/2/2029		6,524,000	6,136,746
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 3% 5/15/2032		21,344,000	18,346,884
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 3.625% 1/15/2032		24,530,000	22,051,881
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.125% 2/1/2028		11,858,000	11,977,078
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.5% 1/15/2030		2,562,000	2,592,908
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.75% 4/1/2033		11,999,000	12,154,267
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 6.5% 12/1/2052		4,982,000	5,048,873
Jefferson Capital Holdin 8.25% 5/15/2030 (b)		615,000	629,496
Nationstar Mortgage Holdings Inc 6.5% 8/1/2029 (b)		670,000	682,411
NFE Financing LLC 12% 11/15/2029 (b)		294,395	126,303
PennyMac Financial Services Inc 6.875% 5/15/2032 (b)		1,205,000	1,210,664
Pine Street Trust II 5.568% 2/15/2049 (b)		7,700,000	6,901,828
Rexford Industrial Realty LP 2.15% 9/1/2031		2,886,000	2,429,911
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc 3.625% 3/1/2029 (b)		1,055,000	984,296
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (b)		150,000	153,045
Voya Financial Inc 4.7% 1/23/2048 (d)		3,132,000	2,964,268
Walker & Dunlop Inc 6.625% 4/1/2033 (b)		305,000	308,839
			286,279,622
Insurance - 0.5%
200 Park Funding Trust 5.74% 2/15/2055 (b)		8,900,000	8,582,621
AFLAC Inc 3.6% 4/1/2030		387,000	373,180
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (b)		1,320,000	1,282,831
AmFam Holdings Inc 2.805% 3/11/2031 (b)		5,464,000	4,585,558
Aon Corp 6.25% 9/30/2040		142,000	148,621
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (b)		455,000	450,182
Arthur J Gallagher & Co 5% 2/15/2032		11,066,000	11,092,088
Arthur J Gallagher & Co 5.15% 2/15/2035		7,400,000	7,282,993
Arthur J Gallagher & Co 5.55% 2/15/2055		5,362,000	4,970,981
Assurant Inc 2.65% 1/15/2032		7,753,000	6,486,713
Athene Holding Ltd 3.45% 5/15/2052		6,850,000	4,207,791
Athene Holding Ltd 3.95% 5/25/2051		1,604,000	1,089,953
Athene Holding Ltd 5.875% 1/15/2034		2,662,000	2,695,901
Athene Holding Ltd 6.65% 2/1/2033		2,378,000	2,522,062
Brown & Brown Inc 4.2% 3/17/2032		3,550,000	3,318,489
Equitable Financial Life Global Funding 1.3% 7/12/2026 (b)		1,724,000	1,664,924
Equitable Financial Life Global Funding 1.4% 8/27/2027 (b)		1,724,000	1,605,567
Equitable Financial Life Global Funding 1.7% 11/12/2026 (b)		4,197,000	4,032,340
Equitable Financial Life Global Funding 5% 3/27/2030 (b)		7,465,000	7,510,657
Five Corners Funding Trust II 2.85% 5/15/2030 (b)		21,030,000	19,375,163
Fortitude Group Holdings LLC 6.25% 4/1/2030 (b)		10,817,000	10,951,678
Hartford Insurance Group Inc/The 4.3% 4/15/2043		679,000	560,242
Jackson National Life Global Funding 4.6% 10/1/2029 (b)		11,326,000	11,203,703
Jackson National Life Global Funding 5.35% 1/13/2030 (b)		5,750,000	5,864,740
Jackson National Life Global Funding 5.55% 7/2/2027 (b)		3,874,000	3,938,686
Liberty Mutual Group Inc 3.95% 5/15/2060 (b)		12,820,000	8,261,114
Liberty Mutual Group Inc 5.5% 6/15/2052 (b)		5,305,000	4,739,377
Lincoln National Corp 3.4% 1/15/2031		14,811,000	13,594,412
Marsh & McLennan Cos Inc 4.65% 3/15/2030		6,200,000	6,225,444
Marsh & McLennan Cos Inc 5.7% 9/15/2053		10,000,000	9,780,406
Massachusetts Mutual Life Insurance Co 3.2% 12/1/2061 (b)		6,056,000	3,539,411
Massachusetts Mutual Life Insurance Co 3.729% 10/15/2070 (b)		1,622,000	1,037,608
MassMutual Global Funding II 4.85% 1/17/2029 (b)		7,800,000	7,883,165
MetLife Inc 5.3% 12/15/2034		7,812,000	7,909,508
MetLife Inc 5.375% 7/15/2033		16,000,000	16,471,929
Pacific LifeCorp 3.35% 9/15/2050 (b)		7,037,000	4,612,078
Pacific LifeCorp 5.125% 1/30/2043 (b)		3,343,000	3,026,068
Panther Escrow Issuer LLC 7.125% 6/1/2031 (b)		715,000	739,670
Peachtree Corners Funding Trust II 6.012% 5/15/2035 (b)		24,600,000	24,755,442
Pine Street Trust III 6.223% 5/15/2054 (b)		12,000,000	11,570,781
Principal Financial Group Inc 3.7% 5/15/2029		1,714,000	1,658,441
Prudential Financial Inc 6% 9/1/2052 (d)		31,987,000	31,932,070
Reinsurance Group of America Inc 5.75% 9/15/2034		14,700,000	14,894,011
Reinsurance Group of America Inc 6% 9/15/2033		500,000	517,635
RGA Global Funding 5.448% 5/24/2029 (b)		7,900,000	8,110,189
Ryan Specialty LLC 4.375% 2/1/2030 (b)		650,000	618,182
Ryan Specialty LLC 5.875% 8/1/2032 (b)		795,000	790,024
Selective Insurance Group Inc 5.9% 4/15/2035		7,987,000	7,999,826
Teachers Insurance & Annuity Association of America 4.9% 9/15/2044 (b)		1,484,000	1,303,942
Unum Group 4% 6/15/2029		6,130,000	5,953,046
Unum Group 4.046% 8/15/2041 (b)		2,634,000	2,053,080
Unum Group 4.125% 6/15/2051		14,274,000	10,359,900
Unum Group 5.75% 8/15/2042		1,539,000	1,461,343
Western-Southern Global Funding 4.9% 5/1/2030 (b)		6,469,000	6,487,123
Willis North America Inc 4.5% 9/15/2028		1,897,000	1,890,899
			345,973,788
Mortgage Real Estate Investment Trusts (REITs) - 0.0%
Starwood Property Trust Inc 6.5% 7/1/2030 (b)		565,000	573,019
TOTAL FINANCIALS			3,258,723,345

Health Care - 0.5%
Biotechnology - 0.1%
Amgen Inc 4.663% 6/15/2051		3,736,000	3,098,945
Amgen Inc 5.15% 3/2/2028		1,959,000	1,994,818
Amgen Inc 5.25% 3/2/2033		16,305,000	16,454,645
Amgen Inc 5.6% 3/2/2043		14,041,000	13,626,264
Amgen Inc 5.65% 3/2/2053		753,000	716,798
Amgen Inc 5.75% 3/2/2063		1,373,000	1,298,042
Emergent BioSolutions Inc 3.875% 8/15/2028 (b)		237,000	179,508
Gilead Sciences Inc 5.5% 11/15/2054		9,000,000	8,604,183
Gilead Sciences Inc 5.6% 11/15/2064		9,000,000	8,557,368
			54,530,571
Health Care Equipment & Supplies - 0.0%
Alcon Finance Corp 2.75% 9/23/2026 (b)		1,414,000	1,376,502
Avantor Funding Inc 4.625% 7/15/2028 (b)		1,515,000	1,476,546
Hologic Inc 3.25% 2/15/2029 (b)		945,000	902,837
Hologic Inc 4.625% 2/1/2028 (b)		65,000	64,216
Insulet Corp 6.5% 4/1/2033 (b)		175,000	179,945
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (b)		1,325,000	1,348,272
Teleflex Inc 4.25% 6/1/2028 (b)		145,000	140,037
			5,488,355
Health Care Providers & Services - 0.4%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (b)		305,000	310,778
Centene Corp 2.45% 7/15/2028		12,813,000	11,800,659
Centene Corp 2.5% 3/1/2031		23,665,000	20,093,426
Centene Corp 2.625% 8/1/2031		15,841,000	13,417,585
Centene Corp 3% 10/15/2030		9,668,000	8,504,709
Centene Corp 3.375% 2/15/2030		5,275,000	4,807,633
Centene Corp 4.25% 12/15/2027		9,890,000	9,659,329
Centene Corp 4.625% 12/15/2029		12,457,000	11,996,103
Cigna Group/The 3.4% 3/15/2050		4,359,000	2,845,291
Cigna Group/The 4.375% 10/15/2028		3,698,000	3,677,367
Cigna Group/The 4.8% 8/15/2038		2,697,000	2,466,395
Cigna Group/The 4.9% 12/15/2048		517,000	438,118
Cigna Group/The 5.25% 2/15/2034		7,000,000	6,990,238
Cigna Group/The 5.4% 3/15/2033		8,000,000	8,129,929
CVS Health Corp 4.78% 3/25/2038		2,165,000	1,924,097
CVS Health Corp 5.125% 2/21/2030		14,148,000	14,228,631
CVS Health Corp 5.25% 1/30/2031		5,087,000	5,129,508
CVS Health Corp 5.3% 6/1/2033		14,500,000	14,313,453
CVS Health Corp 5.55% 6/1/2031		7,400,000	7,563,138
CVS Health Corp 5.875% 6/1/2053		5,000,000	4,598,293
CVS Health Corp 7% 3/10/2055 (d)		1,420,000	1,430,319
DaVita Inc 4.625% 6/1/2030 (b)		505,000	471,893
DaVita Inc 6.75% 7/15/2033 (b)		1,545,000	1,560,955
Elevance Health Inc 2.25% 5/15/2030		5,433,000	4,839,658
HCA Inc 3.125% 3/15/2027		4,517,000	4,402,605
HCA Inc 3.5% 9/1/2030		12,405,000	11,570,646
HCA Inc 3.625% 3/15/2032		2,557,000	2,320,007
HCA Inc 5.45% 4/1/2031		4,500,000	4,581,286
HCA Inc 5.625% 9/1/2028		9,085,000	9,286,843
HCA Inc 5.875% 2/1/2029		9,796,000	10,110,959
HealthEquity Inc 4.5% 10/1/2029 (b)		110,000	105,056
Humana Inc 1.35% 2/3/2027		2,069,000	1,969,733
Humana Inc 3.7% 3/23/2029		548,000	526,404
Humana Inc 3.95% 3/15/2027		2,000,000	1,985,883
Humana Inc 5.375% 4/15/2031		6,100,000	6,139,136
Icon Investments Six DAC 5.849% 5/8/2029		7,434,000	7,618,123
Icon Investments Six DAC 6% 5/8/2034		5,732,000	5,737,913
Molina Healthcare Inc 3.875% 11/15/2030 (b)		1,400,000	1,280,012
Molina Healthcare Inc 6.25% 1/15/2033 (b)		815,000	813,686
Pediatrix Medical Group Inc 5.375% 2/15/2030 (b)		660,000	638,907
Prime Healthcare Foundation Inc 7% 12/1/2027		2,599,000	2,638,333
Sabra Health Care LP 3.2% 12/1/2031		26,025,000	22,666,293
Sabra Health Care LP 3.9% 10/15/2029		7,857,000	7,367,544
Surgery Center Holdings Inc 7.25% 4/15/2032 (b)		370,000	369,286
Tenet Healthcare Corp 4.625% 6/15/2028		3,410,000	3,343,768
Tenet Healthcare Corp 5.125% 11/1/2027		1,000,000	993,782
Tenet Healthcare Corp 6.125% 6/15/2030		425,000	428,816
Toledo Hospital/The Series 2018 B, 5.325% 11/15/2028		2,395,000	2,342,671
UnitedHealth Group Inc 3.95% 10/15/2042		74,000	58,355
UnitedHealth Group Inc 4.625% 7/15/2035		418,000	395,067
UnitedHealth Group Inc 4.75% 7/15/2045		1,023,000	872,864
			271,761,483
Health Care Technology - 0.0%
IQVIA Inc 5% 5/15/2027 (b)		630,000	625,949
IQVIA Inc 6.5% 5/15/2030 (b)		1,310,000	1,337,963
			1,963,912
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International Inc 3.75% 3/15/2029 (b)		835,000	773,462
Pharmaceuticals - 0.0%
1261229 BC Ltd 10% 4/15/2032 (b)		1,210,000	1,197,920
Bausch Health Americas Inc 9.25% 4/1/2026 (b)		495,000	487,674
Bristol-Myers Squibb Co 5.2% 2/22/2034		7,000,000	7,053,555
Bristol-Myers Squibb Co 5.55% 2/22/2054		4,780,000	4,539,190
Bristol-Myers Squibb Co 5.65% 2/22/2064		6,900,000	6,524,078
Elanco Animal Health Inc 6.65% 8/28/2028 (d)		8,545,000	8,780,423
Jazz Securities DAC 4.375% 1/15/2029 (b)		425,000	407,527
Mylan Inc 4.55% 4/15/2028		3,354,000	3,281,160
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (b)		1,105,000	1,037,954
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (b)		1,630,000	1,369,658
Perrigo Finance Unlimited Co 4.9% 6/15/2030 (e)		6,476,000	6,234,520
Utah Acquisition Sub Inc 3.95% 6/15/2026		1,245,000	1,228,730
Viatris Inc 2.7% 6/22/2030		4,524,000	3,957,069
			46,099,458
TOTAL HEALTH CARE			380,617,241

Industrials - 0.5%
Aerospace & Defense - 0.4%
Boeing Co 2.7% 2/1/2027		1,724,000	1,669,482
Boeing Co 2.75% 2/1/2026		2,071,000	2,043,050
Boeing Co 3.25% 2/1/2028		4,359,000	4,205,448
Boeing Co 3.625% 2/1/2031		14,000,000	13,048,847
Boeing Co 5.04% 5/1/2027		19,675,000	19,793,208
Boeing Co 5.15% 5/1/2030		55,693,000	56,181,267
Boeing Co 5.805% 5/1/2050		9,895,000	9,265,978
Boeing Co 6.259% 5/1/2027		649,000	667,083
Boeing Co 6.298% 5/1/2029		15,131,000	15,914,637
Boeing Co 6.388% 5/1/2031		7,220,000	7,703,556
Boeing Co 6.528% 5/1/2034		7,701,000	8,219,831
Boeing Co 6.858% 5/1/2054		17,614,000	18,785,487
Boeing Co 7.008% 5/1/2064		10,499,000	11,215,302
BWX Technologies Inc 4.125% 6/30/2028 (b)		780,000	759,075
Goat Holdco LLC 6.75% 2/1/2032 (b)		600,000	597,687
Hexcel Corp 5.875% 2/26/2035		2,383,000	2,378,872
Howmet Aerospace Inc 5.95% 2/1/2037		675,000	706,871
Howmet Aerospace Inc 6.75% 1/15/2028		615,000	648,224
Northrop Grumman Corp 4.03% 10/15/2047		3,355,000	2,607,007
RTX Corp 6.1% 3/15/2034		7,000,000	7,457,704
RTX Corp 6.4% 3/15/2054		6,800,000	7,253,965
TransDigm Inc 6% 1/15/2033 (b)		2,725,000	2,696,420
TransDigm Inc 6.375% 3/1/2029 (b)		2,150,000	2,185,039
TransDigm Inc 6.375% 5/31/2033 (b)		530,000	523,640
			196,527,680
Air Freight & Logistics - 0.0%
Rand Parent LLC 8.5% 2/15/2030 (b)		1,360,000	1,340,124
Building Products - 0.0%
Advanced Drainage Systems Inc 5% 9/30/2027 (b)		2,565,000	2,535,168
Builders FirstSource Inc 4.25% 2/1/2032 (b)		1,415,000	1,283,836
Builders FirstSource Inc 6.75% 5/15/2035 (b)		805,000	809,580
Carlisle Cos Inc 2.75% 3/1/2030		6,227,000	5,715,680
Carrier Global Corp 2.493% 2/15/2027		518,000	501,864
Carrier Global Corp 2.7% 2/15/2031		6,352,000	5,709,891
Carrier Global Corp 5.9% 3/15/2034		3,165,000	3,325,333
Carrier Global Corp 6.2% 3/15/2054		1,962,000	2,073,487
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (b)		945,000	954,557
Standard Building Solutions Inc 6.5% 8/15/2032 (b)		1,570,000	1,594,456
Standard Industries Inc/NY 4.375% 7/15/2030 (b)		1,165,000	1,093,370
			25,597,222
Commercial Services & Supplies - 0.0%
ADT Security Corp/The 4.125% 8/1/2029 (b)		270,000	257,495
ADT Security Corp/The 4.875% 7/15/2032 (b)		1,270,000	1,205,468
Allied Universal Holdco LLC 7.875% 2/15/2031 (b)		640,000	663,276
Artera Services LLC 8.5% 2/15/2031 (b)		2,345,000	1,992,788
Brand Industrial Services Inc 10.375% 8/1/2030 (b)		640,000	574,033
Clean Harbors Inc 6.375% 2/1/2031 (b)		110,000	111,937
CoreCivic Inc 8.25% 4/15/2029		430,000	454,482
GEO Group Inc/The 8.625% 4/15/2029		490,000	517,232
GFL Environmental Inc 6.75% 1/15/2031 (b)		310,000	321,563
Madison IAQ LLC 4.125% 6/30/2028 (b)		2,045,000	1,968,351
OT Midco Inc 10% 2/15/2030 (b)		375,000	312,420
Prime Security Services Borrower LLC / Prime Finance Inc 3.375% 8/31/2027 (b)		1,695,000	1,627,024
Waste Management Inc 3.875% 1/15/2029 (b)		750,000	734,206
Waste Pro USA Inc 7% 2/1/2033 (b)		365,000	374,245
Williams Scotsman Inc 6.625% 4/15/2030 (b)		285,000	292,106
			11,406,626
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/2027		1,777,000	1,775,442
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/2029 (b)		275,000	258,142
Trans-Allegheny Interstate Line Co 5.2% 1/15/2031 (b)		3,410,000	3,436,289
Vertiv Group Corp 4.125% 11/15/2028 (b)		1,125,000	1,089,876
WESCO Distribution Inc 6.375% 3/15/2033 (b)		605,000	616,231
			5,400,538
Ground Transportation - 0.0%
Burlington Northern Santa Fe LLC 4.15% 4/1/2045		564,000	461,399
Burlington Northern Santa Fe LLC 4.4% 3/15/2042		1,397,000	1,205,423
CSX Corp 3.8% 4/15/2050		78,000	57,651
CSX Corp 4.3% 3/1/2048		5,524,000	4,464,592
Genesee & Wyoming Inc 6.25% 4/15/2032 (b)		650,000	660,140
Norfolk Southern Corp 3.155% 5/15/2055		2,000,000	1,238,140
Norfolk Southern Corp 5.35% 8/1/2054		3,400,000	3,175,734
XPO Inc 6.25% 6/1/2028 (b)		630,000	636,294
XPO Inc 7.125% 2/1/2032 (b)		750,000	778,458
			12,677,831
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.25% 2/1/2027 (b)		800,000	782,669
Trane Technologies Financing Ltd 4.65% 11/1/2044		314,000	268,967
			1,051,636
Machinery - 0.1%
AGCO Corp 5.8% 3/21/2034		7,687,000	7,708,703
Allison Transmission Inc 3.75% 1/30/2031 (b)		1,015,000	921,364
Enpro Inc 6.125% 6/1/2033 (b)		610,000	614,537
Esab Corp 6.25% 4/15/2029 (b)		780,000	793,143
Ingersoll Rand Inc 5.176% 6/15/2029		7,800,000	7,952,670
Ingersoll Rand Inc 5.314% 6/15/2031		8,500,000	8,699,386
Ingersoll Rand Inc 5.45% 6/15/2034		8,200,000	8,280,352
Ingersoll Rand Inc 5.7% 8/14/2033		4,393,000	4,521,150
			39,491,305
Passenger Airlines - 0.0%
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (b)		195,000	196,949
American Airlines 2016-3 Class A Pass Through Trust 8.5% 5/15/2029 (b)		745,000	771,906
American Airlines 2016-3 Class A Pass Through Trust equipment trust certificate 3.75% 4/15/2027		1,119,925	1,109,893
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/2029		2,058,154	1,976,092
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.5% 4/20/2026 (b)		253,333	252,901
United Airlines 2018-1 Class B Pass Through Trust equipment trust certificate 4.6% 9/1/2027		1,284,479	1,266,029
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/2029		1,214,393	1,158,564
United Airlines Inc 4.375% 4/15/2026 (b)		2,840,000	2,806,345
			9,538,679
Professional Services - 0.0%
Amentum Holdings Inc 7.25% 8/1/2032 (b)		530,000	540,644
Booz Allen Hamilton Inc 4% 7/1/2029 (b)		105,000	99,787
Booz Allen Hamilton Inc 5.95% 8/4/2033		10,000,000	10,073,640
CACI International Inc 6.375% 6/15/2033 (b)(p)		790,000	805,357
Paychex Inc 5.1% 4/15/2030		2,312,000	2,341,976
Paychex Inc 5.35% 4/15/2032		3,086,000	3,131,815
Paychex Inc 5.6% 4/15/2035		2,223,000	2,260,397
TriNet Group Inc 3.5% 3/1/2029 (b)		805,000	743,982
TriNet Group Inc 7.125% 8/15/2031 (b)		260,000	268,061
			20,265,659
Trading Companies & Distributors - 0.0%
Air Lease Corp 2.2% 1/15/2027		3,428,000	3,302,438
Air Lease Corp 3.375% 7/1/2025		11,630,000	11,615,107
Air Lease Corp 3.75% 6/1/2026		5,000,000	4,958,596
Ferguson Enterprises Inc 5% 10/3/2034		7,219,000	6,949,437
Fortress Transportation and Infrastructure Investors LLC 5.875% 4/15/2033 (b)		690,000	666,118
Fortress Transportation and Infrastructure Investors LLC 7% 6/15/2032 (b)		870,000	889,361
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (b)		645,000	677,814
Herc Holdings Escrow Inc 7% 6/15/2030 (b)(p)		805,000	829,332
Herc Holdings Escrow Inc 7.25% 6/15/2033 (b)(p)		575,000	591,785
QXO Building Products Inc 6.75% 4/30/2032 (b)		595,000	610,083
United Rentals North America Inc 6.125% 3/15/2034 (b)		1,080,000	1,094,698
			32,184,769
TOTAL INDUSTRIALS			357,257,511

Information Technology - 0.5%
Communications Equipment - 0.0%
Viavi Solutions Inc 3.75% 10/1/2029 (b)		895,000	823,413
Electronic Equipment, Instruments & Components - 0.0%
Amphenol Corp 5.25% 4/5/2034		4,400,000	4,452,003
Coherent Corp 5% 12/15/2029 (b)		1,965,000	1,904,013
CPI CG Inc 10% 7/15/2029 (b)		235,000	247,925
Dell International LLC / EMC Corp 3.375% 12/15/2041		3,736,000	2,708,119
Dell International LLC / EMC Corp 3.45% 12/15/2051		1,801,000	1,191,788
Dell International LLC / EMC Corp 5% 4/1/2030		3,232,000	3,248,647
Insight Enterprises Inc 6.625% 5/15/2032 (b)		360,000	366,817
Lightning Power LLC 7.25% 8/15/2032 (b)		415,000	435,109
Sensata Technologies Inc 3.75% 2/15/2031 (b)		2,410,000	2,139,930
TTM Technologies Inc 4% 3/1/2029 (b)		515,000	489,499
Vontier Corp 2.4% 4/1/2028		7,691,000	7,210,005
Vontier Corp 2.95% 4/1/2031		8,630,000	7,600,301
			31,994,156
IT Services - 0.1%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (b)		225,000	214,118
Acuris Finance US Inc / Acuris Finance SARL 9% 8/1/2029 (b)		470,000	480,256
ASGN Inc 4.625% 5/15/2028 (b)		1,825,000	1,760,584
CDW LLC / CDW Finance Corp 2.67% 12/1/2026		5,350,000	5,180,834
CDW LLC / CDW Finance Corp 5.1% 3/1/2030		18,200,000	18,175,339
CDW LLC / CDW Finance Corp 5.55% 8/22/2034		10,150,000	9,998,502
CoreWeave Inc 9.25% 6/1/2030 (b)		775,000	774,131
Gartner Inc 3.625% 6/15/2029 (b)		655,000	621,036
Gartner Inc 3.75% 10/1/2030 (b)		255,000	238,176
Gartner Inc 4.5% 7/1/2028 (b)		395,000	390,314
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (b)		1,450,000	1,353,500
VeriSign Inc 5.25% 6/1/2032		2,514,000	2,533,858
			41,720,648
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Inc 1.95% 2/15/2028 (b)		2,879,000	2,704,597
Broadcom Inc 2.45% 2/15/2031 (b)		65,196,000	57,641,961
Broadcom Inc 2.6% 2/15/2033 (b)		23,971,000	20,235,847
Broadcom Inc 3.137% 11/15/2035 (b)		6,850,000	5,673,272
Broadcom Inc 3.187% 11/15/2036 (b)		6,678,000	5,431,653
Broadcom Inc 3.419% 4/15/2033 (b)		8,000,000	7,136,258
Broadcom Inc 3.5% 2/15/2041 (b)		23,037,000	17,856,565
Broadcom Inc 3.75% 2/15/2051 (b)		1,693,000	1,224,564
Broadcom Inc 4.15% 11/15/2030		1,724,000	1,680,943
Broadcom Inc 5.05% 7/12/2029		16,700,000	16,999,062
Broadcom Inc 5.15% 11/15/2031		16,700,000	17,001,146
Entegris Inc 4.375% 4/15/2028 (b)		1,255,000	1,211,661
Marvell Technology Inc 2.45% 4/15/2028		4,982,000	4,696,844
Marvell Technology Inc 5.75% 2/15/2029		4,817,000	4,981,901
Marvell Technology Inc 5.95% 9/15/2033		3,772,000	3,895,504
Micron Technology Inc 2.703% 4/15/2032		2,039,000	1,738,088
Micron Technology Inc 3.366% 11/1/2041		2,223,000	1,581,108
Micron Technology Inc 3.477% 11/1/2051		2,229,000	1,461,888
Micron Technology Inc 5.3% 1/15/2031		9,833,000	9,893,865
Micron Technology Inc 5.327% 2/6/2029		4,300,000	4,363,641
Micron Technology Inc 5.65% 11/1/2032		7,400,000	7,519,726
Micron Technology Inc 5.8% 1/15/2035		8,600,000	8,667,248
Micron Technology Inc 6.05% 11/1/2035		7,400,000	7,545,882
Micron Technology Inc 6.75% 11/1/2029		7,000,000	7,483,697
ON Semiconductor Corp 3.875% 9/1/2028 (b)		500,000	477,544
Qorvo Inc 4.375% 10/15/2029		1,155,000	1,108,346
Wolfspeed Inc 7.9583% 6/23/2030 (b)(e)(h)(l)		802,256	772,171
			220,984,982
Software - 0.1%
AppLovin Corp 5.125% 12/1/2029		3,600,000	3,623,908
AppLovin Corp 5.375% 12/1/2031		10,700,000	10,799,101
Cloud Software Group Inc 9% 9/30/2029 (b)		520,000	532,261
Crowdstrike Holdings Inc 3% 2/15/2029		495,000	463,280
Elastic NV 4.125% 7/15/2029 (b)		495,000	464,146
Ellucian Holdings Inc 6.5% 12/1/2029 (b)		200,000	201,987
Fair Isaac Corp 4% 6/15/2028 (b)		1,130,000	1,087,711
Fair Isaac Corp 5.25% 5/15/2026 (b)		793,000	791,689
Fair Isaac Corp 6% 5/15/2033 (b)		725,000	723,631
Fiserv Funding ULC 3.5% 6/15/2032	EUR	300,000	338,137
Gen Digital Inc 6.25% 4/1/2033 (b)		500,000	505,552
Oracle Corp 2.875% 3/25/2031		7,473,000	6,737,180
Oracle Corp 5.375% 7/15/2040		135,000	127,895
Roper Technologies Inc 1.4% 9/15/2027		1,724,000	1,611,832
Roper Technologies Inc 1.75% 2/15/2031		3,736,000	3,166,580
Roper Technologies Inc 2% 6/30/2030		4,476,000	3,934,927
Roper Technologies Inc 2.95% 9/15/2029		2,830,000	2,647,385
Roper Technologies Inc 4.5% 10/15/2029		6,800,000	6,766,066
VMware LLC 1.4% 8/15/2026		925,000	890,630
			45,413,898
Technology Hardware, Storage & Peripherals - 0.0%
Seagate Data Storage Technology Pte Ltd 5.875% 7/15/2030 (b)		360,000	360,684
Seagate HDD Cayman 8.25% 12/15/2029		2,115,000	2,254,455
			2,615,139
TOTAL INFORMATION TECHNOLOGY			343,552,236

Materials - 0.1%
Chemicals - 0.1%
Avient Corp 6.25% 11/1/2031 (b)		455,000	455,637
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/2027 (b)		935,000	925,178
Celanese US Holdings LLC 6.415% 7/15/2027 (d)		7,526,000	7,716,409
Celanese US Holdings LLC 6.5% 4/15/2030		325,000	327,500
Celanese US Holdings LLC 6.75% 4/15/2033		650,000	632,632
Celanese US Holdings LLC 6.85% 11/15/2028 (d)		12,251,000	12,684,257
Celanese US Holdings LLC 7.05% 11/15/2030 (d)		15,417,000	15,888,452
Celanese US Holdings LLC 7.2% 11/15/2033 (d)		17,253,000	18,010,493
Chemours Co/The 5.375% 5/15/2027		2,015,000	1,972,502
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP 4.75% 5/15/2030 (b)		2,309,000	2,322,359
Dow Chemical Co/The 5.15% 2/15/2034		12,200,000	11,940,221
International Flavors & Fragrances Inc 1.23% 10/1/2025 (b)		142,000	140,237
International Flavors & Fragrances Inc 1.832% 10/15/2027 (b)		1,819,000	1,697,457
International Flavors & Fragrances Inc 2.3% 11/1/2030 (b)		2,599,000	2,265,090
Kobe US Midco 2 Inc 9.25% 11/1/2026 pay-in-kind (b)(d)		561,447	497,582
LSB Industries Inc 6.25% 10/15/2028 (b)		460,000	455,355
LYB International Finance III LLC 1.25% 10/1/2025		1,661,000	1,640,807
Mativ Holdings Inc 8% 10/1/2029 (b)		410,000	349,783
Methanex US Operations Inc 6.25% 3/15/2032 (b)		510,000	493,538
Olin Corp 5% 2/1/2030		1,715,000	1,623,243
Olin Corp 5.625% 8/1/2029		2,465,000	2,413,015
Olympus Water US Holding Corp 9.75% 11/15/2028 (b)		455,000	477,052
Tronox Inc 4.625% 3/15/2029 (b)		430,000	359,505
WR Grace Holdings LLC 4.875% 6/15/2027 (b)		980,000	966,239
WR Grace Holdings LLC 7.375% 3/1/2031 (b)		95,000	95,954
			86,350,497
Construction Materials - 0.0%
Quikrete Holdings Inc 6.375% 3/1/2032 (b)		605,000	614,774
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (b)		780,000	800,979
VM Consolidated Inc 5.5% 4/15/2029 (b)		675,000	667,833
			2,083,586
Containers & Packaging - 0.0%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/2028 (b)		1,630,000	1,499,012
Ball Corp 2.875% 8/15/2030		2,065,000	1,830,209
Ball Corp 3.125% 9/15/2031		955,000	837,430
Ball Corp 6% 6/15/2029		395,000	402,744
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (b)		605,000	611,399
Crown Americas LLC 5.875% 6/1/2033 (b)		1,020,000	1,013,056
Graphic Packaging International LLC 3.75% 2/1/2030 (b)		1,165,000	1,073,778
Graphic Packaging International LLC 6.375% 7/15/2032 (b)		870,000	871,285
Mauser Packaging Solutions Holding Co 7.875% 4/15/2027 (b)		785,000	792,447
Sealed Air Corp 5% 4/15/2029 (b)		1,540,000	1,512,034
Sealed Air Corp 6.875% 7/15/2033 (b)		1,105,000	1,157,511
Sealed Air Corp/Sealed Air Corp US 6.125% 2/1/2028 (b)		270,000	273,020
Sealed Air Corp/Sealed Air Corp US 7.25% 2/15/2031 (b)		515,000	538,141
			12,412,066
Metals & Mining - 0.0%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (b)		170,000	176,486
Cleveland-Cliffs Inc 4.875% 3/1/2031 (b)		1,480,000	1,209,320
Cleveland-Cliffs Inc 7% 3/15/2032 (b)		400,000	345,019
Cleveland-Cliffs Inc 7.5% 9/15/2031 (b)		510,000	458,610
Commercial Metals Co 3.875% 2/15/2031		915,000	828,456
Kaiser Aluminum Corp 4.625% 3/1/2028 (b)		1,655,000	1,608,450
Novelis Corp 3.875% 8/15/2031 (b)		470,000	417,846
Roller Bearing Co of America Inc 4.375% 10/15/2029 (b)		75,000	71,599
Vibrantz Technologies Inc 9% 2/15/2030 (b)		405,000	285,525
			5,401,311
Paper & Forest Products - 0.0%
Magnera Corp 7.25% 11/15/2031 (b)		320,000	292,800
TOTAL MATERIALS			106,540,260

Real Estate - 0.9%
Diversified REITs - 0.2%
GLP Capital LP / GLP Financing II Inc 5.625% 9/15/2034		14,650,000	14,290,420
Piedmont Operating Partnership LP 2.75% 4/1/2032		3,748,000	3,012,785
Piedmont Operating Partnership LP 6.875% 7/15/2029		10,020,000	10,372,151
Safehold GL Holdings LLC 2.85% 1/15/2032		345,000	293,379
Store Capital LLC 2.7% 12/1/2031		8,095,000	6,772,785
Store Capital LLC 2.75% 11/18/2030		4,066,000	3,538,641
Store Capital LLC 4.625% 3/15/2029		2,374,000	2,311,146
VICI Properties LP 4.75% 2/15/2028		14,680,000	14,684,022
VICI Properties LP 4.75% 4/1/2028		3,633,000	3,631,500
VICI Properties LP 4.95% 2/15/2030		21,594,000	21,424,338
VICI Properties LP 5.125% 11/15/2031		5,400,000	5,324,923
VICI Properties LP 5.125% 5/15/2032		14,187,000	13,901,641
VICI Properties LP 5.75% 4/1/2034		4,314,000	4,328,719
Vornado Realty LP 2.15% 6/1/2026		4,402,000	4,256,408
Vornado Realty LP 3.4% 6/1/2031		14,755,000	12,681,605
WP Carey Inc 2.4% 2/1/2031		3,511,000	3,045,650
WP Carey Inc 3.85% 7/15/2029		1,991,000	1,915,042
WP Carey Inc 4.25% 7/23/2032	EUR	300,000	350,864
			126,136,019
Health Care REITs - 0.2%
Alexandria Real Estate Equities Inc 2% 5/18/2032		8,258,000	6,663,626
Alexandria Real Estate Equities Inc 4.9% 12/15/2030		7,224,000	7,159,553
Healthcare Realty Holdings LP 3.1% 2/15/2030		1,868,000	1,711,995
Healthcare Realty Holdings LP 3.5% 8/1/2026		1,945,000	1,912,068
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (b)		515,000	527,898
Omega Healthcare Investors Inc 3.25% 4/15/2033		25,514,000	21,569,523
Omega Healthcare Investors Inc 3.375% 2/1/2031		11,878,000	10,716,633
Omega Healthcare Investors Inc 3.625% 10/1/2029		8,376,000	7,880,956
Omega Healthcare Investors Inc 4.5% 4/1/2027		716,000	714,311
Omega Healthcare Investors Inc 4.75% 1/15/2028		11,294,000	11,301,554
Omega Healthcare Investors Inc 5.25% 1/15/2026		6,569,000	6,576,065
Ventas Realty LP 2.5% 9/1/2031		25,590,000	22,245,591
Ventas Realty LP 3% 1/15/2030		16,847,000	15,608,939
Ventas Realty LP 4% 3/1/2028		2,553,000	2,512,342
Ventas Realty LP 4.125% 1/15/2026		999,000	994,018
Ventas Realty LP 4.4% 1/15/2029		6,227,000	6,163,740
Ventas Realty LP 4.75% 11/15/2030		16,500,000	16,406,920
Ventas Realty LP 5.1% 7/15/2032		14,363,000	14,325,972
			154,991,704
Hotel & Resort REITs - 0.0%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (b)		300,000	302,204
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (b)(p)		440,000	447,486
			749,690
Industrial REITs - 0.0%
LXP Industrial Trust 2.7% 9/15/2030		1,445,000	1,271,451
Office REITs - 0.1%
Boston Properties LP 2.9% 3/15/2030		6,500,000	5,883,442
Boston Properties LP 4.5% 12/1/2028		4,766,000	4,697,845
COPT Defense Properties LP 2% 1/15/2029		7,631,000	6,836,475
COPT Defense Properties LP 2.25% 3/15/2026		3,486,000	3,412,905
COPT Defense Properties LP 2.75% 4/15/2031		8,767,000	7,609,212
COPT Defense Properties LP 2.9% 12/1/2033		9,336,000	7,530,397
Hudson Pacific Properties LP 3.95% 11/1/2027		2,573,000	2,251,183
Hudson Pacific Properties LP 4.65% 4/1/2029		12,862,000	9,308,065
Hudson Pacific Properties LP 5.95% 2/15/2028		17,949,000	15,431,746
			62,961,270
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 3.95% 11/15/2027		4,382,000	4,182,195
Brandywine Operating Partnership LP 4.55% 10/1/2029		3,023,000	2,778,424
Brandywine Operating Partnership LP 8.3% 3/15/2028		19,371,000	20,308,634
Brandywine Operating Partnership LP 8.875% 4/12/2029		22,481,000	23,939,522
CBRE Services Inc 2.5% 4/1/2031		10,225,000	8,920,312
Essex Portfolio LP 5.5% 4/1/2034		4,442,000	4,462,903
Kennedy-Wilson Inc 4.75% 2/1/2030		890,000	789,874
Tanger Properties LP 2.75% 9/1/2031		16,949,000	14,646,240
Tanger Properties LP 3.125% 9/1/2026		2,628,000	2,570,464
Tanger Properties LP 3.875% 7/15/2027		11,191,000	10,993,840
Taylor Morrison Communities Inc 5.75% 1/15/2028 (b)		875,000	880,176
			94,472,584
Residential REITs - 0.1%
American Homes 4 Rent LP 2.375% 7/15/2031		1,482,000	1,271,518
American Homes 4 Rent LP 3.375% 7/15/2051		2,291,000	1,464,510
American Homes 4 Rent LP 3.625% 4/15/2032		8,742,000	7,935,811
American Homes 4 Rent LP 4.3% 4/15/2052		5,604,000	4,242,947
American Homes 4 Rent LP 4.95% 6/15/2030		4,883,000	4,879,316
American Homes 4 Rent LP 5.5% 7/15/2034		10,177,000	10,135,168
Invitation Homes Operating Partnership LP 2% 8/15/2031		2,893,000	2,422,037
Invitation Homes Operating Partnership LP 4.15% 4/15/2032		13,560,000	12,632,227
Invitation Homes Operating Partnership LP 4.875% 2/1/2035		8,722,000	8,298,789
Sun Communities Operating LP 2.3% 11/1/2028		4,282,000	3,965,294
Sun Communities Operating LP 2.7% 7/15/2031		9,688,000	8,439,436
Sun Communities Operating LP 4.2% 4/15/2032		9,341,000	8,734,471
UDR Inc 2.1% 8/1/2032		4,480,000	3,630,517
UDR Inc 5.125% 9/1/2034		5,000,000	4,873,872
			82,925,913
Retail REITs - 0.2%
Agree LP 4.8% 10/1/2032		6,806,000	6,607,282
Agree LP 5.6% 6/15/2035		6,659,000	6,681,568
Agree LP 5.625% 6/15/2034		18,770,000	18,927,967
Brixmor Operating Partnership LP 4.05% 7/1/2030		10,487,000	10,047,184
Brixmor Operating Partnership LP 4.125% 5/15/2029		20,383,000	19,831,453
Brixmor Operating Partnership LP 4.125% 6/15/2026		5,827,000	5,794,233
Brixmor Operating Partnership LP 5.5% 2/15/2034		6,800,000	6,780,643
Kimco Realty OP LLC 2.25% 12/1/2031		15,265,000	12,995,442
Kimco Realty OP LLC 6.4% 3/1/2034		20,000,000	21,398,519
Kite Realty Group LP 5.5% 3/1/2034		5,568,000	5,539,021
Kite Realty Group Trust 4.75% 9/15/2030		20,325,000	20,021,309
NNN REIT Inc 5.6% 10/15/2033		12,000,000	12,167,743
Phillips Edison Grocery Center Operating Partnership I LP 4.95% 1/15/2035		9,000,000	8,569,344
Phillips Edison Grocery Center Operating Partnership I LP 5.75% 7/15/2034		12,448,000	12,541,690
Realty Income Corp 2.1% 3/15/2028		1,631,000	1,532,753
Realty Income Corp 2.2% 6/15/2028		1,380,000	1,292,013
Realty Income Corp 2.85% 12/15/2032		1,998,000	1,724,718
Realty Income Corp 3.25% 1/15/2031		1,828,000	1,688,466
Realty Income Corp 3.4% 1/15/2028		2,874,000	2,803,051
Simon Property Group LP 2.45% 9/13/2029		3,008,000	2,766,612
			179,711,011
Specialized REITs - 0.0%
American Tower Corp 2.1% 6/15/2030		3,550,000	3,120,005
American Tower Corp 3.625% 5/30/2032	EUR	1,150,000	1,319,477
American Tower Corp 4.9% 3/15/2030		7,500,000	7,543,432
Iron Mountain Inc 4.875% 9/15/2029 (b)		1,050,000	1,019,055
SBA Communications Corp 3.125% 2/1/2029		2,395,000	2,228,060
SBA Communications Corp 3.875% 2/15/2027		515,000	504,940
			15,734,969
TOTAL REAL ESTATE			718,954,611

Utilities - 0.9%
Electric Utilities - 0.6%
AEP Transmission Co LLC 5.375% 6/15/2035		5,000,000	5,023,300
Alabama Power Co 3.05% 3/15/2032		18,116,000	16,272,245
Alabama Power Co 5.1% 4/2/2035		8,723,000	8,660,673
American Transmission Systems Inc 2.65% 1/15/2032 (b)		5,846,000	5,068,478
Clearway Energy Operating LLC 3.75% 2/15/2031 (b)		1,625,000	1,466,558
Clearway Energy Operating LLC 4.75% 3/15/2028 (b)		140,000	136,800
Cleco Corporate Holdings LLC 3.375% 9/15/2029		11,796,000	10,893,837
Cleco Corporate Holdings LLC 3.743% 5/1/2026		19,755,000	19,524,903
Cleveland Electric Illuminating Co/The 3.5% 4/1/2028 (b)		5,498,000	5,297,729
Cleveland Electric Illuminating Co/The 5.95% 12/15/2036		2,055,000	2,107,618
Consolidated Edison Co of New York Inc 5.125% 3/15/2035		9,000,000	8,949,555
Consolidated Edison Co of New York Inc 5.2% 3/1/2033		8,097,000	8,188,652
Consolidated Edison Co of New York Inc 5.5% 3/15/2034		5,000,000	5,135,258
Consolidated Edison Co of New York Inc 5.5% 3/15/2055		9,000,000	8,463,425
Consolidated Edison Co of New York Inc 5.9% 11/15/2053		5,000,000	4,968,986
DPL Inc 4.35% 4/15/2029		7,785,000	7,492,691
Duke Energy Carolinas LLC 4.95% 1/15/2033		8,000,000	8,005,047
Duke Energy Corp 2.45% 6/1/2030		5,890,000	5,291,373
Duke Energy Corp 2.55% 6/15/2031		4,359,000	3,824,961
Duke Energy Corp 3.85% 6/15/2034	EUR	1,450,000	1,642,471
Duke Energy Corp 4.3% 3/15/2028		2,316,000	2,310,133
Duke Energy Corp 4.5% 8/15/2032		12,535,000	12,051,303
Duke Energy Corp 5% 8/15/2052		17,535,000	14,807,549
Duke Energy Corp 6.1% 9/15/2053		8,700,000	8,622,646
Duke Energy Indiana LLC 4.9% 7/15/2043		1,678,000	1,487,340
Duquesne Light Holdings Inc 2.532% 10/1/2030 (b)		7,005,000	6,119,871
Duquesne Light Holdings Inc 2.775% 1/7/2032 (b)		11,501,000	9,807,489
Duquesne Light Holdings Inc 3.616% 8/1/2027 (b)		2,736,000	2,643,859
Edison International 7.875% 6/15/2054 (d)		534,000	513,774
Edison International 8.125% 6/15/2053 (d)		160,000	158,068
Exelon Corp 2.75% 3/15/2027		269,000	261,045
Exelon Corp 3.35% 3/15/2032		20,066,000	18,218,688
Exelon Corp 4.05% 4/15/2030		4,724,000	4,603,435
Exelon Corp 4.1% 3/15/2052		3,609,000	2,684,177
Exelon Corp 5.15% 3/15/2029		6,500,000	6,621,478
Exelon Corp 5.3% 3/15/2033		9,000,000	9,101,907
Exelon Corp 5.45% 3/15/2034		7,200,000	7,280,889
Exelon Corp 5.6% 3/15/2053		6,800,000	6,318,401
FirstEnergy Corp 1.6% 1/15/2026		199,000	195,159
FirstEnergy Corp 2.25% 9/1/2030		5,756,000	5,043,707
FirstEnergy Corp 2.65% 3/1/2030		11,794,000	10,708,624
FirstEnergy Corp 3.4% 3/1/2050		7,000,000	4,567,948
FirstEnergy Pennsylvania Electric Co 5.2% 4/1/2028 (b)		6,490,000	6,596,215
FirstEnergy Transmission LLC 4.55% 1/15/2030		3,100,000	3,071,516
Georgia Power Co 4.65% 5/16/2028		5,500,000	5,550,770
Georgia Power Co 5.25% 3/15/2034		8,750,000	8,796,936
Indianapolis Power & Light Co 5.7% 4/1/2054 (b)		5,000,000	4,759,591
IPALCO Enterprises Inc 4.25% 5/1/2030		8,967,000	8,505,058
IPALCO Enterprises Inc 5.75% 4/1/2034		22,200,000	21,906,200
ITC Holdings Corp 5.65% 5/9/2034 (b)		11,700,000	11,776,230
Monongahela Power Co 5.85% 2/15/2034 (b)		6,875,000	7,037,753
NRG Energy Inc 3.625% 2/15/2031 (b)		1,785,000	1,618,655
NRG Energy Inc 5.25% 6/15/2029 (b)		484,000	478,301
NRG Energy Inc 5.75% 1/15/2028		1,281,000	1,285,581
NRG Energy Inc 6.25% 11/1/2034 (b)		455,000	455,154
Ohio Edison Co 4.95% 12/15/2029 (b)		4,124,000	4,156,992
Pacific Gas and Electric Co 5.9% 10/1/2054		8,600,000	7,702,244
PG&E Corp 5% 7/1/2028		665,000	648,845
PG&E Corp 7.375% 3/15/2055 (d)		815,000	798,060
Pinnacle West Capital Corp 4.9% 5/15/2028		1,765,000	1,778,527
Pinnacle West Capital Corp 5.15% 5/15/2030		3,419,000	3,458,054
PPL Capital Funding Inc 5.25% 9/1/2034		7,291,000	7,217,887
Southern Co/The 1.875% 9/15/2081 (d)	EUR	2,400,000	2,599,761
Southern Co/The 3.7% 4/30/2030		9,229,000	8,830,426
Southern Co/The 4.4% 7/1/2046		8,095,000	6,536,787
Southern Co/The 4.85% 3/15/2035		4,650,000	4,475,049
Southern Co/The 5.113% 8/1/2027 (e)		1,724,000	1,745,434
Southern Co/The 5.5% 3/15/2029		7,200,000	7,457,172
Southern Co/The 5.7% 3/15/2034		11,450,000	11,785,498
Tampa Electric Co 6.55% 5/15/2036		280,000	298,028
Virginia Electric and Power Co 2.3% 11/15/2031		2,300,000	1,986,728
Virginia Electric and Power Co 2.4% 3/30/2032		1,724,000	1,470,164
Virginia Electric and Power Co 3.75% 5/15/2027		2,000,000	1,978,584
Virginia Electric and Power Co 5.55% 8/15/2054		2,334,000	2,181,241
Vistra Operations Co LLC 5% 7/31/2027 (b)		3,190,000	3,180,703
Vistra Operations Co LLC 5.625% 2/15/2027 (b)		665,000	664,559
Xcel Energy Inc 3.5% 12/1/2049		4,570,000	3,031,496
Xcel Energy Inc 4.8% 9/15/2041		311,000	264,032
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (b)		1,230,000	1,236,036
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (b)		585,000	610,912
			438,473,229
Gas Utilities - 0.0%
Boston Gas Co 4.487% 2/15/2042 (b)		1,118,000	915,937
Southern Co Gas Capital Corp 3.15% 9/30/2051		3,046,000	1,878,416
			2,794,353
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp/The 1.375% 1/15/2026		3,793,000	3,706,859
AES Corp/The 2.45% 1/15/2031		75,541,000	64,594,215
AES Corp/The 3.95% 7/15/2030 (b)		21,858,000	20,399,035
Alpha Generation LLC 6.75% 10/15/2032 (b)		540,000	550,568
Sunnova Energy Corp 5.875% 9/1/2026 (b)		940,000	279,650
TerraForm Power Operating LLC 4.75% 1/15/2030 (b)		75,000	70,696
TerraForm Power Operating LLC 5% 1/31/2028 (b)		1,056,000	1,026,707
			90,627,730
Multi-Utilities - 0.2%
Berkshire Hathaway Energy Co 3.25% 4/15/2028		2,069,000	2,014,691
Berkshire Hathaway Energy Co 3.7% 7/15/2030		161,000	154,915
DTE Energy Co 5.2% 4/1/2030		4,829,000	4,911,790
NiSource Inc 0.95% 8/15/2025		829,000	822,571
NiSource Inc 1.7% 2/15/2031		3,114,000	2,632,265
NiSource Inc 2.95% 9/1/2029		21,895,000	20,499,139
NiSource Inc 3.6% 5/1/2030		21,588,000	20,542,467
NiSource Inc 4.375% 5/15/2047		3,114,000	2,487,564
NiSource Inc 4.8% 2/15/2044		4,982,000	4,305,222
NiSource Inc 5% 6/15/2052		2,180,000	1,869,298
NiSource Inc 5.25% 2/15/2043		132,000	120,685
NiSource Inc 5.25% 3/30/2028		4,400,000	4,484,737
NiSource Inc 5.35% 4/1/2034		9,500,000	9,530,982
NiSource Inc 5.4% 6/30/2033		5,000,000	5,030,492
NiSource Inc 5.95% 6/15/2041		2,375,000	2,347,791
Public Service Enterprise Group Inc 4.9% 3/15/2030		2,250,000	2,265,331
Puget Energy Inc 2.379% 6/15/2028		6,588,000	6,180,289
Puget Energy Inc 4.1% 6/15/2030		7,982,000	7,601,072
Puget Energy Inc 4.224% 3/15/2032		27,701,000	25,525,140
Puget Energy Inc 5.725% 3/15/2035 (b)		9,712,000	9,615,981
Sempra 6% 10/15/2039		2,744,000	2,723,970
WEC Energy Group Inc 2.2% 12/15/2028		3,114,000	2,874,844
			138,541,236
Water Utilities - 0.0%
Aris Water Holdings LLC 7.25% 4/1/2030 (b)		605,000	608,272
TOTAL UTILITIES			671,044,820

TOTAL UNITED STATES			7,667,230,109
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd 8% 3/1/2033 (b)		360,000	357,244
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $9,957,089,385)			9,826,293,791

Preferred Securities - 0.1%
		Principal Amount (a)	Value ($)
CANADA - 0.1%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Enbridge Inc 5.75% 7/15/2080 (d)		3,553,000	3,509,821
Financials - 0.1%
Banks - 0.1%
Bank of Nova Scotia/The 4.9% (d)(q)		9,500,000	9,606,453
Bank of Nova Scotia/The CME Term SOFR 3 month Index + 2.9096%, 7.1513% (c)(d)(q)		19,859,000	19,580,732
			29,187,185
TOTAL CANADA			32,697,006
CZECH REPUBLIC - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
CPI Property Group SA 3.75% (d)(o)(q)	EUR	2,370,000	2,403,979
FINLAND - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Citycon Oyj 7.875% (d)(o)(q)	EUR	850,000	1,006,440
GERMANY - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV 3.748% (d)(o)(q)	EUR	500,000	565,701
Volkswagen International Finance NV 3.875% (d)(o)(q)	EUR	2,300,000	2,582,401
			3,148,102
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Aroundtown Finance Sarl 7.875% (d)(q)		4,750,000	4,696,654
Aroundtown SA 5 year ISDA Fixed EURIBOR + 3.98%, 6.193% (c)(d)(o)(q)	EUR	3,900,000	4,162,884
Grand City Properties SA 1.5% (d)(o)(q)	EUR	4,300,000	4,746,811
			13,606,349
TOTAL GERMANY			16,754,451
IRELAND - 0.0%
Financials - 0.0%
Banks - 0.0%
AIB Group PLC 6.25% (d)(o)(q)	EUR	1,235,000	1,443,147
SWEDEN - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Heimstaden Bostad AB 3.625% (d)(o)(q)	EUR	195,000	217,105
Samhallsbyggnadsbolaget i Norden AB 5 year EUR Swap Annual Index + 2.814%, 4.9355% (c)(d)(o)(q)(r)	EUR	1,385,000	1,082,970

TOTAL SWEDEN			1,300,075
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (c)(d)(l)(o)(q)(r)		4,925,000	295,500
UBS Group AG 4.375% (b)(d)(q)		2,239,000	1,992,381
UBS Group AG 4.875% (b)(d)(q)		4,770,000	4,664,714
UBS Group AG 7% (b)(d)(q)		220,000	222,529
			7,175,124
Utilities - 0.0%
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (d)(o)(q)	EUR	520,000	605,925
TOTAL SWITZERLAND			7,781,049
UNITED KINGDOM - 0.0%
Consumer Staples - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (d)(o)(q)	EUR	3,000,000	3,407,328
Financials - 0.0%
Banks - 0.0%
Barclays PLC 7.625% (d)(q)		325,000	321,543
Barclays PLC 8.875% (d)(o)(q)	GBP	500,000	717,282
HSBC Holdings PLC 7.05% (d)(q)		815,000	815,074
			1,853,899
Industrials - 0.0%
Ground Transportation - 0.0%
Mobico Group PLC 4.25% (d)(o)(q)	GBP	670,000	728,906
Utilities - 0.0%
Electric Utilities - 0.0%
SSE PLC 3.74% (d)(o)(q)	GBP	1,135,000	1,514,708
TOTAL UNITED KINGDOM			7,504,841
UNITED STATES - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energy Transfer LP Series G, 7.125% (d)(q)		1,210,000	1,219,184
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.6979% (c)(d)(q)		1,030,000	1,027,223
			2,246,407
Financials - 0.0%
Banks - 0.0%
BW Real Estate Inc 9.5% (b)(d)(q)		615,000	624,582
Citigroup Inc 6.75% (d)(q)		1,035,000	1,027,121
Citigroup Inc 7.125% (d)(q)		810,000	821,750
JPMorgan Chase & Co 6.5% (d)(q)		805,000	824,668
Wells Fargo & Co 7.625% (d)(q)		640,000	692,098
			3,990,219
Capital Markets - 0.0%
Charles Schwab Corp/The 4% (d)(q)		1,030,000	939,719
Charles Schwab Corp/The 5.375% (d)(q)		260,000	263,417
Goldman Sachs Group Inc/The 6.85% (d)(q)		730,000	753,631
			1,956,767
Consumer Finance - 0.0%
Ally Financial Inc 4.7% (d)(q)		2,940,000	2,784,026
TOTAL FINANCIALS			8,731,012

TOTAL UNITED STATES			10,977,419
TOTAL PREFERRED SECURITIES (Cost $87,006,144)			81,868,407

U.S. Government Agency - Mortgage Securities - 26.4%
	Principal Amount (a)	Value ($)
UNITED STATES - 26.4%
Fannie Mae 2% 3/1/2052	8,685,875	6,793,947
Fannie Mae 2.5% 1/1/2052	10,083,829	8,279,700
Fannie Mae 2.5% 4/1/2052	10,859,171	8,974,012
Fannie Mae 2.5% 5/1/2052	784,211	645,376
Fannie Mae 2.5% 6/1/2052	23,851,821	19,778,214
Fannie Mae 3% 6/1/2052	629,729	545,712
Fannie Mae 3.5% 12/1/2036	2,260,120	2,156,559
Fannie Mae 3.5% 5/1/2036	1,736,937	1,680,426
Fannie Mae 5.5% 2/1/2055	16,339,686	16,310,253
Fannie Mae 6.5% 7/1/2054	6,029,590	6,260,075
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.445%, 6.32% 4/1/2037 (c)(d)	5,773	5,934
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.462%, 6.71% 1/1/2035 (c)(d)	1,489	1,529
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.48%, 7.48% 7/1/2034 (c)(d)	627	639
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.553%, 7.428% 6/1/2036 (c)(d)	2,669	2,730
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.565%, 6.44% 3/1/2037 (c)(d)	5,251	5,416
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.596%, 6.596% 3/1/2036 (c)(d)	1,052	1,085
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.609%, 7.359% 8/1/2035 (c)(d)	2,815	2,887
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.63%, 7.065% 9/1/2036 (c)(d)	1,087	1,117
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.634%, 6.905% 11/1/2036 (c)(d)	1,851	1,901
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.65%, 7.379% 5/1/2035 (c)(d)	8,135	8,342
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.673%, 6.709% 3/1/2033 (c)(d)	2,500	2,566
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.683%, 6.89% 5/1/2036 (c)(d)	3,577	3,682
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.698%, 6.822% 7/1/2043 (c)(d)	64,609	67,080
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.7%, 7.109% 6/1/2042 (c)(d)	6,779	7,039
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.73%, 6.752% 3/1/2040 (c)(d)	9,863	10,222
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.75%, 6.947% 7/1/2035 (c)(d)	1,936	1,990
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.75%, 7.5% 8/1/2041 (c)(d)	16,539	17,170
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.8%, 6.635% 1/1/2042 (c)(d)	21,550	22,431
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.8%, 7.622% 7/1/2041 (c)(d)	1,655	1,719
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.807%, 7.12% 12/1/2040 (c)(d)	227,648	236,968
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.81%, 6.685% 12/1/2039 (c)(d)	3,097	3,212
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.818%, 6.713% 2/1/2042 (c)(d)	9,540	9,938
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.818%, 7.318% 9/1/2041 (c)(d)	3,090	3,217
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.818%, 7.631% 7/1/2041 (c)(d)	3,685	3,831
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.825%, 6.726% 2/1/2035 (c)(d)	12,051	12,433
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.83%, 7.004% 10/1/2041 (c)(d)	975	1,004
Fannie Mae Mortgage pass-thru certificates 1 year FTSE USD IBOR Consumer Fallbacks + 1.954%, 7.704% 7/1/2037 (c)(d)	13,398	13,904
Fannie Mae Mortgage pass-thru certificates 1 year U.S. Treasury Index + 2.208%, 6.458% 3/1/2035 (c)(d)	2,704	2,765
Fannie Mae Mortgage pass-thru certificates 1 year U.S. Treasury Index + 2.27%, 6.913% 6/1/2036 (c)(d)	8,574	8,767
Fannie Mae Mortgage pass-thru certificates 1 year U.S. Treasury Index + 2.279%, 7.241% 10/1/2033 (c)(d)	4,044	4,129
Fannie Mae Mortgage pass-thru certificates 1 year U.S. Treasury Index + 2.46%, 7.296% 7/1/2034 (c)(d)	6,039	6,165
Fannie Mae Mortgage pass-thru certificates 1% 12/1/2036	73,435,817	62,506,761
Fannie Mae Mortgage pass-thru certificates 1.5% 1/1/2036	26,882,500	23,710,241
Fannie Mae Mortgage pass-thru certificates 1.5% 1/1/2037	17,110,449	15,043,214
Fannie Mae Mortgage pass-thru certificates 1.5% 1/1/2041	4,359,676	3,596,884
Fannie Mae Mortgage pass-thru certificates 1.5% 1/1/2051	24,405,681	18,051,742
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2035	10,539,226	9,295,549
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2035	9,993,957	8,814,624
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2035	5,489,504	4,841,717
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2035	480,114	423,458
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2035	328,558	289,786
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2040	2,564,666	2,119,483
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2041 (s)	33,000,466	26,978,815
Fannie Mae Mortgage pass-thru certificates 1.5% 11/1/2050	47,627	35,361
Fannie Mae Mortgage pass-thru certificates 1.5% 12/1/2035	9,379,790	8,272,931
Fannie Mae Mortgage pass-thru certificates 1.5% 12/1/2035	333,210	293,890
Fannie Mae Mortgage pass-thru certificates 1.5% 12/1/2040	9,526,141	7,865,858
Fannie Mae Mortgage pass-thru certificates 1.5% 12/1/2050	160,288	118,558
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2036	729,185	643,138
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2036	713,193	629,033
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2036	699,075	616,581
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2041	2,668,957	2,200,111
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2051	28,649,368	21,333,847
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2051	19,710,975	14,579,287
Fannie Mae Mortgage pass-thru certificates 1.5% 3/1/2036	918,374	810,002
Fannie Mae Mortgage pass-thru certificates 1.5% 3/1/2036	913,056	805,311
Fannie Mae Mortgage pass-thru certificates 1.5% 3/1/2036	294,575	259,446
Fannie Mae Mortgage pass-thru certificates 1.5% 3/1/2041	2,720,237	2,240,750
Fannie Mae Mortgage pass-thru certificates 1.5% 3/1/2051	952,781	704,132
Fannie Mae Mortgage pass-thru certificates 1.5% 4/1/2036	1,775,936	1,564,148
Fannie Mae Mortgage pass-thru certificates 1.5% 4/1/2036	948,043	834,984
Fannie Mae Mortgage pass-thru certificates 1.5% 5/1/2036	495,760	436,638
Fannie Mae Mortgage pass-thru certificates 1.5% 5/1/2051	30,730	22,710
Fannie Mae Mortgage pass-thru certificates 1.5% 6/1/2036	1,000,852	879,932
Fannie Mae Mortgage pass-thru certificates 1.5% 6/1/2036	985,256	867,760
Fannie Mae Mortgage pass-thru certificates 1.5% 6/1/2051	1,838,599	1,376,588
Fannie Mae Mortgage pass-thru certificates 1.5% 7/1/2036	704,242	619,158
Fannie Mae Mortgage pass-thru certificates 1.5% 8/1/2036	1,009,165	887,240
Fannie Mae Mortgage pass-thru certificates 1.5% 8/1/2050	70,311	52,159
Fannie Mae Mortgage pass-thru certificates 1.5% 8/1/2051	344,338	254,475
Fannie Mae Mortgage pass-thru certificates 1.5% 9/1/2035	98,787	87,500
Fannie Mae Mortgage pass-thru certificates 1.5% 9/1/2036	1,044,332	917,179
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2036	13,119,570	11,937,650
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2037	12,580,248	11,462,640
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2051	36,869,237	28,861,545
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2052	40,780,939	32,204,027
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2052	919,847	720,352
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2052	877,648	683,739
Fannie Mae Mortgage pass-thru certificates 2% 1/1/2052	209,471	164,500
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2035	9,523,835	8,665,849
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2040	928,607	793,035
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2041	8,379,283	7,059,319
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2041	1,761,811	1,486,460
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2041	36,154	30,506
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2050	9,140,970	7,267,032
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	31,220,931	24,547,326
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	29,575,583	23,355,344
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	22,148,644	17,545,786
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	10,273,893	8,013,593
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	8,786,276	6,938,376
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	3,712,336	2,938,531
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2051	181,869	141,857
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2036	316,884	287,000
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2040	47,737,279	40,714,911
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2041	14,138,789	11,930,148
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2041	11,327,846	9,556,784
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2041	8,027,999	6,769,977
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2041	1,805,274	1,522,447
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2050	5,114,129	4,025,757
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	30,312,836	23,994,377
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	19,263,128	15,211,770
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	12,743,322	10,114,958
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	3,075,071	2,409,113
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	626,682	491,551
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	195,240	152,287
Fannie Mae Mortgage pass-thru certificates 2% 11/1/2051	53,101	41,418
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2035	43,294,186	39,393,886
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2035	538,594	488,895
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2040	3,886,588	3,307,441
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2040	2,872,053	2,456,003
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2041	4,227,064	3,559,166
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2050	11,472,555	8,987,982
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	24,633,035	19,452,296
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	13,038,201	10,251,230
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	11,599,161	9,159,664
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	9,825,905	7,759,353
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	6,569,318	5,204,104
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	5,314,659	4,196,897
Fannie Mae Mortgage pass-thru certificates 2% 12/1/2051	173,461	135,299
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2028	4,183,640	4,074,522
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2036	2,355,378	2,146,130
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2036	707,740	643,317
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2036	636,158	576,064
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2036	502,367	457,738
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2036	489,330	446,776
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2036	257,712	236,106
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2041	32,440	27,545
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2051	111,052	87,106
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2051	13,675	10,726
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2052	18,334,429	14,358,072
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2052	7,707,866	6,089,182
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2052	3,080,653	2,403,859
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2052	868,298	679,169
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2052	294,319	229,568
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2036	953,459	861,307
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2036	611,415	552,321
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2037	620,773	564,654
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2041	4,408,994	3,743,821
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2051	461,068	364,386
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2051	355,049	281,264
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2051	200,525	157,286
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2051	43,677	34,259
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	10,739,210	8,483,931
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	6,406,790	5,061,338
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	5,669,977	4,477,486
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	4,822,966	3,793,544
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	4,445,024	3,493,492
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	4,049,349	3,179,988
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	3,934,932	3,114,728
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	2,317,100	1,835,568
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	1,733,934	1,352,461
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	1,492,024	1,167,036
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	915,043	712,872
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	891,032	695,001
Fannie Mae Mortgage pass-thru certificates 2% 3/1/2052	533,689	415,775
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2036	2,488,102	2,251,513
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2041	1,102,530	941,403
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2051	18,155,365	14,200,824
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2051	11,242,709	8,881,693
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2051	98,292	76,883
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2052	6,233,224	4,879,420
Fannie Mae Mortgage pass-thru certificates 2% 4/1/2052	264,388	205,974
Fannie Mae Mortgage pass-thru certificates 2% 5/1/2035	16,209,735	14,779,821
Fannie Mae Mortgage pass-thru certificates 2% 5/1/2036	746,495	680,644
Fannie Mae Mortgage pass-thru certificates 2% 5/1/2042	12,741,436	10,833,011
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2035	39,825,720	36,312,561
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2035	37,502,016	34,193,839
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2035	26,822,849	24,456,717
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2035	19,096,434	17,411,875
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2035	17,012,188	15,511,487
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2036	823,093	750,228
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2036	805,074	728,018
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2041	810,817	691,707
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2041	180,741	153,082
Fannie Mae Mortgage pass-thru certificates 2% 6/1/2051	440,408	342,691
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2035	390,422	355,982
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2036	269,088	244,762
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2041	13,324,043	11,270,335
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2041	9,360,499	7,957,790
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2041	2,678,577	2,261,000
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2050	40,876,536	32,075,135
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2050	6,367,973	5,014,752
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2050	936,128	740,122
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2051	8,399,330	6,590,814
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2051	2,081,914	1,637,547
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2051	1,120,406	884,766
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2051	472,265	369,988
Fannie Mae Mortgage pass-thru certificates 2% 7/1/2051	146,442	114,728
Fannie Mae Mortgage pass-thru certificates 2% 8/1/2035	644,014	587,203
Fannie Mae Mortgage pass-thru certificates 2% 8/1/2041	5,065,245	4,275,430
Fannie Mae Mortgage pass-thru certificates 2% 8/1/2041	4,083,045	3,451,213
Fannie Mae Mortgage pass-thru certificates 2% 8/1/2041	529,359	447,065
Fannie Mae Mortgage pass-thru certificates 2% 9/1/2041	2,651,537	2,236,625
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2032	3,447,698	3,299,233
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2032	218,784	208,989
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2033	184,001	173,483
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2033	143,023	134,848
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2033	112,577	106,201
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2033	101,584	95,672
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2040	210,856	187,187
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2043	365,106	318,117
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2043	108,282	94,043
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2043	27,175	23,652
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2043	24,972	21,732
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2043	14,197	12,346
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2051	58,747,829	48,861,269
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2051	2,548,372	2,098,805
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2052	6,284,652	5,144,534
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2052	4,558,125	3,751,163
Fannie Mae Mortgage pass-thru certificates 2.5% 1/1/2052	636,172	527,521
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2031	3,386,395	3,242,043
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2031	773,949	741,623
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2037	631,281	573,764
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2050	9,747,074	8,094,574
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2051	45,432,062	37,190,091
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2051	5,451,631	4,486,485
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2051	5,075,374	4,178,425
Fannie Mae Mortgage pass-thru certificates 2.5% 10/1/2051	1,699,648	1,409,369
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2031	2,215,472	2,121,952
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2036	105,560	97,594
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2041	12,888,634	11,310,390
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2041	9,547,985	8,338,840
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2041	6,195,670	5,414,101
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2041	4,266,318	3,744,069
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2041	3,868,410	3,396,095
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2041	1,995,775	1,750,257
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2042	14,829	12,914
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2051	52,036,189	42,596,142
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2051	24,551,354	20,304,569
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2051	21,927,430	18,045,439
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2051	17,001,463	13,991,556
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2051	3,644,665	3,000,559
Fannie Mae Mortgage pass-thru certificates 2.5% 11/1/2051	1,566,421	1,302,811
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2031	6,161,589	5,893,663
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2032	15,281,600	14,629,468
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2036	24,984,871	23,271,019
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2042	12,613	11,037
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2050	19,116	15,744
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2051	25,807,668	21,238,727
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2051	13,101,088	10,834,920
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2051	12,474,440	10,265,989
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2051	428,679	349,973
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2051	40,881	33,733
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2035	1,896,594	1,816,520
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2035	891,882	833,769
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2035	528,288	493,866
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2035	298,591	278,482
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2041	5,697,372	5,011,282
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2042	9,518,868	8,355,482
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2043	210,364	182,943
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2051	184,981	152,348
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2052	8,046,077	6,714,647
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2052	1,133,406	924,603
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2052	1,034,788	846,094
Fannie Mae Mortgage pass-thru certificates 2.5% 2/1/2052	537,376	441,568
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2035	7,732,874	7,212,099
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2035	7,477,791	6,974,195
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2036	17,983,857	16,694,044
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2040	1,775,861	1,573,100
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2040	142,941	126,861
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2041	2,276,199	2,013,651
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2043	19,276	16,752
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2043	10,595	9,208
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2047	658,230	546,430
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2050	17,166,178	14,175,391
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2050	346,690	287,371
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2052	17,580,102	14,528,186
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2052	3,975,428	3,293,988
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2052	99,298	81,843
Fannie Mae Mortgage pass-thru certificates 2.5% 3/1/2053	91,625	74,888
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2031	957,315	918,574
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2036	3,411,635	3,266,077
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2037	7,009,219	6,480,229
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2037	6,960,811	6,331,922
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2041	5,366,179	4,718,290
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2042	4,049,249	3,541,282
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2043	163,619	142,213
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2043	43,108	37,405
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2043	23,896	20,822
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2051	19,735,023	16,450,857
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2052	26,764,354	22,026,043
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2052	18,630,641	15,384,706
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2052	3,871,558	3,205,502
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2052	2,105,212	1,721,325
Fannie Mae Mortgage pass-thru certificates 2.5% 4/1/2052	1,908,773	1,583,970
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	1,236,158	1,186,116
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	1,206,205	1,156,838
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	1,115,052	1,069,936
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	1,093,683	1,049,405
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	1,038,840	995,885
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	862,150	827,205
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2031	437,269	419,942
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2035	20,396,078	19,022,492
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2040	1,861,260	1,648,540
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2041	2,556,301	2,255,449
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2041	2,021,940	1,783,889
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2042	599,571	524,569
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2042	238,359	208,665
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2046	208,867	173,521
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	70,638,044	58,618,056
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	48,343,270	39,829,991
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	28,752,099	23,841,583
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	17,845,155	14,769,532
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	15,562,824	12,754,114
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	8,455,744	6,969,325
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	5,944,525	4,899,549
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2051	194,413	160,237
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2052	6,670,545	5,512,535
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2052	618,468	511,102
Fannie Mae Mortgage pass-thru certificates 2.5% 5/1/2053	1,196,863	978,614
Fannie Mae Mortgage pass-thru certificates 2.5% 6/1/2031	1,524,281	1,461,243
Fannie Mae Mortgage pass-thru certificates 2.5% 6/1/2031	978,617	938,140
Fannie Mae Mortgage pass-thru certificates 2.5% 6/1/2031	951,696	913,613
Fannie Mae Mortgage pass-thru certificates 2.5% 6/1/2040	3,423,995	3,029,304
Fannie Mae Mortgage pass-thru certificates 2.5% 6/1/2051	25,327,008	21,001,457
Fannie Mae Mortgage pass-thru certificates 2.5% 6/1/2052	1,048,603	857,062
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2031	481,432	461,951
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2040	484,025	427,716
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2041	3,694,570	3,240,255
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2041	2,081,186	1,832,632
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2049	7,727,391	6,509,067
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2050	6,824,911	5,667,828
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2050	3,384,326	2,806,323
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2050	33,590	27,938
Fannie Mae Mortgage pass-thru certificates 2.5% 7/1/2053	918,299	750,559
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2031	695,076	666,644
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2031	595,438	571,580
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2043	5,798	5,017
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2050	11,103,211	9,234,672
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2051	36,463,577	30,019,529
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2051	29,471,623	24,263,232
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2051	28,530,982	23,488,827
Fannie Mae Mortgage pass-thru certificates 2.5% 8/1/2051	2,531,449	2,072,211
Fannie Mae Mortgage pass-thru certificates 2.5% 9/1/2036	12,220,644	11,340,353
Fannie Mae Mortgage pass-thru certificates 2.5% 9/1/2036	224,225	207,302
Fannie Mae Mortgage pass-thru certificates 2.5% 9/1/2041	8,017,187	7,018,109
Fannie Mae Mortgage pass-thru certificates 2.5% 9/1/2050	29,836,294	24,777,905
Fannie Mae Mortgage pass-thru certificates 2.5% 9/1/2050	11,946,287	9,935,869
Fannie Mae Mortgage pass-thru certificates 2.5% 9/1/2051	851,307	696,869
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2033	92,699	89,382
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2033	35,852	34,600
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2035	7,431,797	7,072,724
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2035	271,194	258,769
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2037	575,821	538,945
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	543,106	489,845
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	113,505	102,215
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	75,047	68,012
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	72,003	64,840
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	66,413	59,948
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	55,808	50,305
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	48,690	43,765
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	40,526	36,443
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	30,683	27,852
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	23,726	21,566
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	14,484	13,134
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	11,434	10,271
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	11,297	10,192
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	11,083	9,966
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	10,324	9,381
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	10,384	9,342
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	10,347	9,289
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	9,186	8,271
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	8,792	7,917
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	8,418	7,611
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	8,077	7,285
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	7,999	7,212
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2043	3,699	3,306
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2045	45,229	41,031
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2051	9,710,964	8,351,638
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2052	1,342,646	1,149,879
Fannie Mae Mortgage pass-thru certificates 3% 1/1/2052	366,464	314,880
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2033	127,327	122,676
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2033	40,615	39,229
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2034	15,174,267	14,469,562
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2036	15,481,389	14,518,973
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2042	48,540	43,719
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2046	412,234	362,002
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2049	49,151	42,455
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2050	117,025	101,522
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2051 (u)	44,358,537	38,253,263
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2051	22,205,931	19,101,049
Fannie Mae Mortgage pass-thru certificates 3% 10/1/2051	6,908,517	5,936,076
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2032	1,389,651	1,335,226
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2032	54,113	52,215
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2034	7,404,971	7,047,194
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2034	1,454,229	1,412,975
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2036	395,423	370,841
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2036	66,169	62,055
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	270,175	243,919
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	40,124	36,152
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	29,957	27,080
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	21,277	19,104
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	9,327	8,428
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	8,368	7,601
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	8,386	7,562
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	8,000	7,325
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2042	7,153	6,391
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2049	5,469,009	4,739,356
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2050	1,884,996	1,622,315
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	24,406,552	21,024,482
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	19,233,370	16,544,118
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	15,087,334	12,996,649
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	12,587,455	10,819,582
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	274,307	237,410
Fannie Mae Mortgage pass-thru certificates 3% 11/1/2051	184,856	159,991
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2028	3,912	3,828
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2032	5,562,252	5,390,178
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2032	2,664,216	2,581,513
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2034	7,163,613	6,817,497
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2034	782,338	744,539
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2034	301,650	287,830
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2034	222,426	211,888
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2036	10,667,144	9,984,010
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	159,735	144,397
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	70,583	63,633
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	40,397	36,424
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	25,820	23,289
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	25,906	23,261
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	25,745	23,188
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	24,786	22,178
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	24,149	21,782
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	22,148	19,990
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	10,839	9,854
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	8,143	7,342
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	7,053	6,359
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	5,344	4,818
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	5,209	4,650
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	5,005	4,549
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2042	3,240	2,952
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2049	20,748,784	18,051,889
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2050	17,572,756	15,123,931
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2051	26,347,700	22,647,239
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2051	10,336,127	8,881,217
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2051	6,566,082	5,656,206
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2051	4,790,140	4,120,372
Fannie Mae Mortgage pass-thru certificates 3% 12/1/2051	510,848	438,941
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2031	2,506,526	2,443,145
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2031	2,334,677	2,281,688
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2033	1,428,397	1,377,215
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2033	86,870	83,728
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2034	120,356	115,143
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2035	995,036	967,662
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2036	406,979	384,223
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2037	547,361	510,597
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2037	308,609	287,881
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	441,854	397,656
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	339,273	305,477
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	245,554	221,441
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	180,422	162,593
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	162,616	146,412
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	97,735	88,244
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	83,416	75,087
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	68,228	61,254
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	42,739	38,674
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	35,865	32,355
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	31,346	28,022
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	21,443	19,250
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	11,365	10,213
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	5,849	5,242
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	5,501	4,965
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2043	2,402	2,228
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2050	7,179,804	6,230,878
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2050	5,102,319	4,418,399
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2051	749,210	644,337
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052	39,714,867	34,124,614
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052 (u)(v)	27,436,942	23,566,352
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052	21,192,399	18,149,759
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052	13,404,566	11,513,554
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052	9,895,790	8,499,769
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052	2,267,783	1,948,570
Fannie Mae Mortgage pass-thru certificates 3% 2/1/2052	39,939	34,317
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2033	306,809	295,815
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2033	109,936	106,397
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2033	96,936	93,651
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2037	767,116	715,592
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2037	739,442	689,777
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2040	329,695	306,933
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	123,467	111,377
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	32,588	29,368
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	22,605	20,347
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	10,492	9,434
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	7,774	7,002
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	5,702	5,135
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2043	4,764	4,304
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2044	32,738	29,121
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2045	83,779	74,861
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2045	33,304	29,435
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2048	2,935,281	2,584,027
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2050	9,798,593	8,503,552
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2050	5,158,269	4,481,357
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2052	25,501,157	22,035,142
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2052	10,283,786	8,836,243
Fannie Mae Mortgage pass-thru certificates 3% 3/1/2052	32,079	27,378
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2033	172,258	165,745
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2033	131,546	126,867
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2033	54,421	52,486
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2035	3,316,213	3,159,097
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2036	225,207	212,614
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2037	3,852,043	3,635,834
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2038	157,187	150,646
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2043	89,416	80,569
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2043	17,730	15,947
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2043	17,088	15,391
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2043	14,860	13,361
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2046	363,308	320,628
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2047	23,059,913	20,662,632
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2050	18,607,672	16,125,111
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2050	10,079,677	8,747,486
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2052	22,023,138	19,071,135
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2052	7,863,568	6,755,465
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2052	2,738,276	2,352,409
Fannie Mae Mortgage pass-thru certificates 3% 4/1/2052	393,735	338,375
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2033	815,489	785,977
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2034	109,777	104,851
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	400,540	360,110
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	330,702	297,835
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	46,627	41,962
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	30,099	27,083
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	23,852	21,442
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	21,741	19,544
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	11,595	10,439
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	6,495	5,847
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2043	5,093	4,545
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2045	50,750	45,030
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2045	3,885	3,472
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2050	785,016	679,791
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2051	95,939	82,600
Fannie Mae Mortgage pass-thru certificates 3% 5/1/2052	603,218	516,896
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2033	954,163	918,978
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2038	409,739	385,420
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2043	6,947	6,187
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2043	5,037	4,517
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2043	5,031	4,501
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2043	3,613	3,223
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2044	315,180	283,704
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2051	6,359,991	5,473,704
Fannie Mae Mortgage pass-thru certificates 3% 6/1/2051	3,854,477	3,325,774
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2032	17,495	16,902
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2033	484,895	468,181
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2034	2,920,875	2,842,488
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2035	107,632	101,883
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2036	439,368	413,290
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2042	74,359	67,239
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2042	18,613	16,765
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2043	764,971	686,133
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2043	17,809	16,035
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2043	10,885	9,738
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2043	5,889	5,327
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2045	21,469	18,954
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2045	19,159	16,914
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2046 (v)	3,355,547	2,956,099
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2050	5,337,572	4,617,115
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2050	79,812	68,191
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2051	28,363,349	24,459,568
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2051	1,317,087	1,131,283
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2051	904,996	780,579
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2052	20,542,828	17,638,386
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2052	15,332,878	13,162,647
Fannie Mae Mortgage pass-thru certificates 3% 7/1/2052	13,916,027	11,955,036
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2031	24,567	24,098
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2032	413,517	399,385
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2034	4,101,415	3,976,553
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2036	451,291	424,505
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2038	51,651	48,892
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2043	221,396	198,772
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2043	93,476	83,848
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2043	12,752	11,408
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2045	113,800	100,324
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2045	93,382	82,325
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2045	34,189	30,141
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2046	1,525,886	1,340,906
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2049	43,760,004	37,839,670
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2050	4,568,439	3,943,232
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2051	9,040,966	7,800,853
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2052	10,328,980	8,941,245
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2052	9,809,777	8,421,291
Fannie Mae Mortgage pass-thru certificates 3% 8/1/2052	6,045,921	5,193,954
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2032	249,625	241,162
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2032	38,722	37,388
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2033	141,655	136,321
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2034	6,108,206	5,824,536
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2035	6,150,684	5,960,370
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2043	254,276	229,065
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2043	39,593	35,546
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2043	33,069	29,646
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2043	14,525	13,010
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2046	3,438,167	3,019,214
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2046	1,258,328	1,105,783
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2051	854,516	733,967
Fannie Mae Mortgage pass-thru certificates 3.25% 12/1/2041	4,851	4,513
Fannie Mae Mortgage pass-thru certificates 3.4% 7/1/2042	11,219	10,305
Fannie Mae Mortgage pass-thru certificates 3.4% 8/1/2042	53,442	49,030
Fannie Mae Mortgage pass-thru certificates 3.4% 9/1/2042	35,164	32,361
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2041	6,009	5,605
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2042	66,194	61,363
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2043	207,775	192,207
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2043	28,599	26,504
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2047	1,761,025	1,596,684
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2048	5,919,000	5,381,429
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2048	4,229,002	3,908,001
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2050	20,862,272	19,283,854
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2052	3,571,160	3,198,835
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2052	2,319,052	2,073,647
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2052	929,408	829,895
Fannie Mae Mortgage pass-thru certificates 3.5% 1/1/2052	23,990	21,414
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2033	3,619	3,514
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2034	184,234	178,276
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2040	8,831	8,234
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	518,202	479,575
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	181,347	167,764
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	118,172	110,136
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	45,953	42,514
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	27,546	25,509
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	13,023	12,117
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2042	8,119	7,496
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2045	124,764	113,355
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2047	13,382,547	12,096,034
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2047	5,559,303	5,059,612
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2051	511,742	456,470
Fannie Mae Mortgage pass-thru certificates 3.5% 10/1/2051	44,802	40,005
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2034	1,058,687	1,026,105
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2042	55,209	51,013
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2042	30,377	27,993
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2042	28,268	26,102
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2042	19,408	17,858
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2042	9,436	8,723
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2042	7,929	7,314
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2045	29,259	26,739
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2045	8,794	7,990
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2047	940,144	855,641
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2048	3,578,189	3,252,095
Fannie Mae Mortgage pass-thru certificates 3.5% 11/1/2051	3,176,084	2,833,039
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2034	3,310,941	3,255,074
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2035	15,147,605	14,657,745
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2042	126,722	117,487
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2042	40,058	37,131
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2042	15,446	14,267
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2044	6,920	6,360
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2045	20,080	18,325
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2045	7	7
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2046	17,596,823	16,249,327
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2046	651,668	590,853
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2046	144,575	131,083
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2046	24,241	22,077
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2047	480,904	437,078
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2047	260,316	235,047
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2051	21,109,689	18,829,659
Fannie Mae Mortgage pass-thru certificates 3.5% 12/1/2051	9,064,911	8,094,320
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2035	3,483,183	3,360,744
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2043	100,364	92,482
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2043	21,460	19,852
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2043	19,999	18,349
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2048	872,257	791,947
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2048	109,600	99,509
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2052	7,213,259	6,449,943
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2052	4,916,764	4,398,003
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2052	3,066,710	2,742,187
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2052	1,768,518	1,583,582
Fannie Mae Mortgage pass-thru certificates 3.5% 2/1/2052	38,778	34,502
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2043	119,883	110,424
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2043	101,983	94,175
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2048	962,113	874,732
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2048	107,711	97,256
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2050	20,347,707	18,359,813
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2052	18,303,156	16,343,415
Fannie Mae Mortgage pass-thru certificates 3.5% 3/1/2052	1,377,011	1,234,737
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2042	36,774	34,055
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2042	18,016	16,662
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2042	5,882	5,440
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2043	255,983	236,115
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2043	193,366	178,152
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2043	34,367	31,703
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2043	23,832	22,004
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2043	11,373	10,505
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2046	391,409	355,983
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2048	9,356,677	8,445,490
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2048	2,468,826	2,290,838
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2048	445,305	404,445
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2052 (v)	74,567,664	67,049,663
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2052	3,223,135	2,877,023
Fannie Mae Mortgage pass-thru certificates 3.5% 4/1/2052	117,430	104,967
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2043	319,680	294,645
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2043	201,507	185,787
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2043	6,664	6,112
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2044	3,433	3,184
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2046	112,573	102,173
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2047	305,864	278,659
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2047	85,914	78,085
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2048	745,651	677,231
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2048	424,211	385,683
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2049	2,484,237	2,231,444
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2052	1,737,847	1,551,231
Fannie Mae Mortgage pass-thru certificates 3.5% 5/1/2052	149,831	133,741
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2042	256,012	237,060
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2042	11,057	10,247
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2042	6,686	6,187
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2043	205,715	189,693
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2043	5,606	5,184
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2048	2,047,052	1,854,740
Fannie Mae Mortgage pass-thru certificates 3.5% 6/1/2049	1,611,035	1,454,146
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2034	658,161	636,877
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2034	212,616	205,408
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2038	15,678	14,729
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2042	15,812	14,624
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2043	20,787	19,104
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2047	14,465,972	13,386,664
Fannie Mae Mortgage pass-thru certificates 3.5% 7/1/2052	1,488,037	1,336,616
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2034	5,265,154	5,086,657
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2034	825,126	797,153
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2042	221,534	205,246
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2042	68,730	63,810
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2042	29,490	27,242
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2043	252,332	233,918
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2043	40,253	37,216
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2043	8,168	7,537
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2044	13,806	12,643
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2046	154,058	139,826
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2047	455,254	414,334
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2048	259,204	235,096
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2049	4,079,076	3,681,840
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2050	1,101,465	986,283
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2051	18,427,527	16,375,001
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2051	17,668,974	15,771,614
Fannie Mae Mortgage pass-thru certificates 3.5% 8/1/2052	25,137	22,383
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2034	3,632,667	3,515,190
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2034	2,457,515	2,378,042
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	120,950	111,999
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	120,982	111,887
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	66,739	61,789
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	44,686	41,302
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	34,036	31,666
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	26,308	24,430
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	19,239	17,786
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	11,585	10,721
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2042	9,496	8,825
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2046	1,916,749	1,743,266
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2047	3,587,108	3,264,685
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2051	22,037,401	19,670,944
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2051	17,193,285	15,363,125
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2051	16,728,577	14,937,428
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2051	6,382,051	5,696,723
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2051	4,172,600	3,724,531
Fannie Mae Mortgage pass-thru certificates 3.5% 9/1/2051	840,536	750,539
Fannie Mae Mortgage pass-thru certificates 3.65% 5/1/2042	6,536	6,062
Fannie Mae Mortgage pass-thru certificates 3.65% 8/1/2042	16,980	15,791
Fannie Mae Mortgage pass-thru certificates 3.9% 4/1/2042	8,464	8,005
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	438,109	418,021
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	37,915	36,115
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	14,654	13,968
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	11,561	11,040
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	9,976	9,505
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	4,967	4,733
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	3,790	3,625
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2041	867	830
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2042	562,441	536,404
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2042	40,985	39,001
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2042	5,626	5,332
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2042	2,271	2,225
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2043	1,622,869	1,543,270
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2045	40,229	37,851
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2048	18,215	16,976
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2051	728,087	676,084
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2051	38,306	35,330
Fannie Mae Mortgage pass-thru certificates 4% 1/1/2052	475,079	443,411
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2039	1,310	1,251
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2040	114,111	109,044
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2040	95,830	91,095
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2040	24,779	23,734
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2040	17,774	16,970
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2040	11,554	11,042
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2041	487,293	464,046
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2041	322,194	306,764
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2041	18,734	17,791
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2041	5,983	5,700
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2041	1,868	1,807
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2043	949,826	903,591
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2045	54,211	50,983
Fannie Mae Mortgage pass-thru certificates 4% 10/1/2046	409,288	384,148
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	602,696	575,169
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	142,388	136,303
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	126,615	120,598
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	119,212	113,382
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	112,402	107,133
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	108,821	103,874
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	108,465	103,651
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	106,735	102,069
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	98,052	93,514
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	91,540	87,004
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	85,994	82,005
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	78,849	75,004
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	73,513	70,141
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	57,196	54,473
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	53,144	50,499
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	48,012	45,968
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	47,561	45,326
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	37,414	35,557
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	32,718	31,473
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	12,986	12,303
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	11,367	10,851
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	4,501	4,295
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2040	2,141	2,055
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2041	308,706	294,065
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2041	173,340	165,074
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2041	158,003	150,304
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2041	6,524	6,185
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2045	200,633	187,808
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2049	1,101,953	1,025,658
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2051	654,533	610,903
Fannie Mae Mortgage pass-thru certificates 4% 11/1/2051	84,923	79,289
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	288,127	274,578
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	6,780	6,452
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	5,420	5,203
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	4,813	4,601
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	4,172	4,001
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	4,045	3,855
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	3,578	3,382
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2040	2,519	2,406
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2041	65,955	62,712
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2041	46,749	44,541
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2041	12,874	12,245
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2041	8,786	8,367
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2042	28,740	27,341
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2044	39,518	37,238
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2044	27,302	25,754
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2045	73,391	68,653
Fannie Mae Mortgage pass-thru certificates 4% 12/1/2051	385,203	359,526
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	363,241	346,646
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	47,103	44,913
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	14,539	13,866
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	8,299	7,898
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	5,152	4,927
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	3,861	3,680
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2041	3,470	3,307
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2042	406,235	386,123
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2042	30,564	29,141
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2042	23,348	22,146
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2042	13,098	12,541
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2042	4,137	3,943
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2042	3,581	3,399
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2046	341,581	319,533
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2047	99,509	93,334
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2049	54,678	50,807
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2052	314,403	293,446
Fannie Mae Mortgage pass-thru certificates 4% 2/1/2053	63,841	58,583
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2036	10,402	10,047
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2039	7,822	7,486
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2039	3,270	3,131
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	19,402	18,504
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	17,737	16,848
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	10,705	10,169
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	10,102	9,630
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	8,844	8,474
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	7,804	7,442
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	6,980	6,665
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2041	2,476	2,364
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2042	181,179	172,046
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2042	20,213	19,249
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2042	18,029	17,155
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2042	13,488	12,772
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2042	12,536	11,906
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2045	55,919	52,656
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2045	47,442	44,626
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2046	9,302,669	8,841,979
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2046	619,102	582,042
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2046	38,172	35,756
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2048	196,782	183,404
Fannie Mae Mortgage pass-thru certificates 4% 3/1/2050	37,685,646	34,970,459
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	159,103	151,340
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	116,635	110,958
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	55,313	52,626
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	30,685	29,141
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	22,748	21,593
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	19,457	18,439
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	15,454	14,679
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	6,589	6,259
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2042	2,815	2,694
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2044	51,422	48,652
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2045	73,272,582	69,075,938
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2045	52,285,724	49,729,940
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2045	44,490	41,869
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2045	14,086	13,228
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2045	9,638	9,053
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2046	116,587	108,988
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2048	133,511	124,435
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2048	78,408	73,078
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2048	67,063	62,504
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2048	11,274	10,507
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2052	942,537	873,819
Fannie Mae Mortgage pass-thru certificates 4% 4/1/2052	83,382	77,824
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2040	4,395,841	4,184,903
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2047	608,566	569,284
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2048	238,971	223,247
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2048	23,682	22,050
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2052	53,589,815	49,665,958
Fannie Mae Mortgage pass-thru certificates 4% 5/1/2052	32,990,841	30,616,483
Fannie Mae Mortgage pass-thru certificates 4% 6/1/2041	60,231	57,463
Fannie Mae Mortgage pass-thru certificates 4% 6/1/2045	100,972	94,739
Fannie Mae Mortgage pass-thru certificates 4% 6/1/2046	630,900	590,965
Fannie Mae Mortgage pass-thru certificates 4% 6/1/2052	7,600,718	7,020,439
Fannie Mae Mortgage pass-thru certificates 4% 6/1/2052	7,362,504	6,800,412
Fannie Mae Mortgage pass-thru certificates 4% 7/1/2043	9,913	9,371
Fannie Mae Mortgage pass-thru certificates 4% 7/1/2046	586,209	550,569
Fannie Mae Mortgage pass-thru certificates 4% 7/1/2047	1,530,182	1,427,586
Fannie Mae Mortgage pass-thru certificates 4% 7/1/2047	321,953	301,171
Fannie Mae Mortgage pass-thru certificates 4% 7/1/2052	90,585	84,547
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2039	3,603	3,453
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2043	35,921	33,969
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2043	9,781	9,248
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2043	8,102	7,657
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2045	103,949	97,305
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2045	96,795	90,608
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2045	62,975	58,949
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2047	884,667	825,352
Fannie Mae Mortgage pass-thru certificates 4% 8/1/2052	2,648,916	2,432,611
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2039	646,039	616,250
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2040	17,320	16,495
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2040	8,780	8,362
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2041	20,619	19,617
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2041	9,338	8,857
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2041	7,979	7,579
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2041	5,376	5,146
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2041	2,221	2,117
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2046	684,472	642,429
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2047	9,587	8,995
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2051	503,888	470,457
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2051	46,976	43,874
Fannie Mae Mortgage pass-thru certificates 4% 9/1/2052	819,137	764,279
Fannie Mae Mortgage pass-thru certificates 4.25% 11/1/2041	15,731	15,188
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2034	1,359	1,345
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2044	6,503	6,365
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2047	5,141	4,946
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2048	157,379	150,780
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2048	22,018	21,095
Fannie Mae Mortgage pass-thru certificates 4.5% 1/1/2049	773,743	740,334
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2039	189,853	186,906
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2039	9,297	9,138
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2039	8,347	8,238
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2040	13,121	12,905
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2044	466,221	452,063
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2047	66,653	63,900
Fannie Mae Mortgage pass-thru certificates 4.5% 10/1/2048	5,851,303	5,615,110
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2039	14,519	14,270
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2039	5,538	5,447
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2040	51,950	51,076
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2040	2,752	2,717
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2042	1,225,176	1,204,147
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2042	37,318	36,569
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2044	59,944	58,124
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2044	9,820	9,522
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2045	112,752	110,771
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2047	20,163	19,362
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2047	7,014	6,725
Fannie Mae Mortgage pass-thru certificates 4.5% 11/1/2052	18,818,765	17,816,542
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2033	19,435	19,249
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2038	6,312	6,256
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2039	92,612	91,165
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2040	18,207	17,914
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2040	17,953	17,637
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2040	4,128	4,051
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2040	3,969	3,904
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2040	3,017	2,966
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2041	101,619	99,731
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2044	7,634	7,390
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2044	2,012	1,951
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2046	65,399	62,862
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2046	11,878	11,418
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2048	10,853,509	10,449,313
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2048	1,281,105	1,229,792
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2052	6,869,977	6,536,309
Fannie Mae Mortgage pass-thru certificates 4.5% 12/1/2052	1,771,390	1,680,373
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2033	5,066	5,021
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2041	4,252	4,180
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2041	2,227	2,187
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2045	105,672	102,662
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2046	649,862	638,943
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2047	5,572	5,359
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2048	80,018	76,663
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2048	35,939	34,433
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2049	3,904,873	3,738,707
Fannie Mae Mortgage pass-thru certificates 4.5% 2/1/2049	293,511	281,022
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2039	104,065	101,978
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2039	36,409	36,044
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2041	11,816	11,590
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2041	698	692
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2044	7,955	7,729
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2045	60,133	58,214
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2046	562,816	553,504
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2046	83,722	82,382
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2046	41,454	39,988
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2047	47,066	45,196
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2047	11,563	11,104
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2047	9,223	8,871
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2048	91,812	87,962
Fannie Mae Mortgage pass-thru certificates 4.5% 3/1/2048	17,902	17,146
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2039	646,847	640,240
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2039	189,062	187,182
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2039	110,900	109,827
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2039	2,983	2,937
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2041	6,588	6,459
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2044	37,617	36,546
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2044	17,282	16,789
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2045	30,199	29,235
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2047	63,617	61,089
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2047	47,622	45,691
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2047	31,576	30,321
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2047	26,291	25,246
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2047	13,471	12,936
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2047	11,242	10,796
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2048	2,437,752	2,397,819
Fannie Mae Mortgage pass-thru certificates 4.5% 4/1/2048	63,084	60,420
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2039	7,922,475	7,785,883
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2039	1,335	1,314
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2040	4,266	4,196
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2047	43,355	41,632
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2047	17,190	16,533
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2047	7,930	7,627
Fannie Mae Mortgage pass-thru certificates 4.5% 5/1/2052	8,466,415	8,063,808
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2039	55,549	54,435
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2041	171,933	170,100
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2044	198,616	192,957
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2045	51,312	49,578
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2046	26,738	25,751
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2046	2,787	2,684
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2047	738,067	708,736
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2047	21,945	21,073
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2047	13,208	12,667
Fannie Mae Mortgage pass-thru certificates 4.5% 6/1/2047	8,214	7,901
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2026	1,258	1,254
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2033	1,748	1,733
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2033	885	878
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2039	123,592	121,673
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2039	19,497	19,197
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2039	4,763	4,688
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2039	3,170	3,120
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2039	851	837
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2040	3,589	3,522
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2041	1,546	1,515
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2045	24,280	23,505
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2047	592,985	569,234
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2047	245,059	241,059
Fannie Mae Mortgage pass-thru certificates 4.5% 7/1/2047	104,899	100,599
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	29,227	28,958
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	12,203	12,087
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	11,244	11,141
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	8,633	8,550
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	8,050	7,969
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	5,048	5,002
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	3,856	3,819
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	2,019	2,002
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	1,876	1,859
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2033	1,389	1,378
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2035	186,490	181,473
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2037	3,667	3,637
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2039	146,775	144,015
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2039	1,268	1,249
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2039	1,174	1,155
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2040	4,896	4,806
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2044	3,141	3,051
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2049	3,456,306	3,307,068
Fannie Mae Mortgage pass-thru certificates 4.5% 8/1/2052	4,028,832	3,815,844
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2033	28,303	28,037
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2033	13,175	13,050
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2033	12,639	12,520
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2033	10,367	10,270
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2033	5,774	5,721
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2033	4,536	4,492
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2035	62,226	61,543
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2035	31,846	31,526
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2039	1,767	1,748
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2040	6,745	6,644
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2040	1,699	1,667
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2041	109,979	107,884
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2042	266,692	262,180
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2043	33,818	33,224
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2047	112,348	107,742
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2047	23,520	22,549
Fannie Mae Mortgage pass-thru certificates 4.5% 9/1/2049	9,720,468	9,328,092
Fannie Mae Mortgage pass-thru certificates 5% 10/1/2029	1,552	1,560
Fannie Mae Mortgage pass-thru certificates 5% 10/1/2041	125,882	126,515
Fannie Mae Mortgage pass-thru certificates 5% 10/1/2052	22,296,463	21,840,942
Fannie Mae Mortgage pass-thru certificates 5% 10/1/2052	7,698,175	7,540,899
Fannie Mae Mortgage pass-thru certificates 5% 11/1/2044	180,647	181,627
Fannie Mae Mortgage pass-thru certificates 5% 11/1/2052	14,071,340	13,823,435
Fannie Mae Mortgage pass-thru certificates 5% 11/1/2052	13,895,474	13,611,587
Fannie Mae Mortgage pass-thru certificates 5% 11/1/2052	8,778,451	8,596,362
Fannie Mae Mortgage pass-thru certificates 5% 11/1/2053	4,281,879	4,153,922
Fannie Mae Mortgage pass-thru certificates 5% 12/1/2052	9,329,830	9,136,304
Fannie Mae Mortgage pass-thru certificates 5% 2/1/2035	589,512	592,711
Fannie Mae Mortgage pass-thru certificates 5% 2/1/2038	98,373	98,926
Fannie Mae Mortgage pass-thru certificates 5% 2/1/2049	3,185,567	3,151,096
Fannie Mae Mortgage pass-thru certificates 5% 2/1/2053	251,546	244,363
Fannie Mae Mortgage pass-thru certificates 5% 3/1/2033	4,735	4,758
Fannie Mae Mortgage pass-thru certificates 5% 3/1/2044	9,306	9,298
Fannie Mae Mortgage pass-thru certificates 5% 3/1/2045	1,844	1,839
Fannie Mae Mortgage pass-thru certificates 5% 4/1/2039	232,784	233,314
Fannie Mae Mortgage pass-thru certificates 5% 4/1/2041	11,912	11,971
Fannie Mae Mortgage pass-thru certificates 5% 4/1/2041	5,152	5,178
Fannie Mae Mortgage pass-thru certificates 5% 4/1/2053	99,965	97,080
Fannie Mae Mortgage pass-thru certificates 5% 4/1/2053	35,371	34,403
Fannie Mae Mortgage pass-thru certificates 5% 5/1/2044	10,297	10,289
Fannie Mae Mortgage pass-thru certificates 5% 5/1/2052	3,982,413	3,915,985
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2039	590,111	593,295
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2039	209,106	210,234
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2041	14,351	14,424
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2044	7,389	7,383
Fannie Mae Mortgage pass-thru certificates 5% 6/1/2052	1,440,003	1,415,984
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2033	30,392	30,550
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2033	3,678	3,697
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2035	205,763	206,929
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2044	15,630	15,598
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2044	7,348	7,342
Fannie Mae Mortgage pass-thru certificates 5% 7/1/2053	649,674	629,724
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2041	2,269	2,280
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2044	22,396	22,377
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2044	6,145	6,132
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2052	31,054,956	30,517,543
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2052	2,905,687	2,846,324
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2052	2,203,184	2,165,058
Fannie Mae Mortgage pass-thru certificates 5% 8/1/2052	24,702	24,074
Fannie Mae Mortgage pass-thru certificates 5.297% 8/1/2041 (d)	168,950	169,527
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2033	420	430
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2054	1,089,888	1,083,055
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2055	9,958,081	9,864,523
Fannie Mae Mortgage pass-thru certificates 5.5% 1/1/2055	1,580,743	1,565,892
Fannie Mae Mortgage pass-thru certificates 5.5% 10/1/2053	21,604,626	21,658,203
Fannie Mae Mortgage pass-thru certificates 5.5% 10/1/2054	22,873,315	22,701,305
Fannie Mae Mortgage pass-thru certificates 5.5% 10/1/2054	4,694,693	4,704,868
Fannie Mae Mortgage pass-thru certificates 5.5% 11/1/2032	403	412
Fannie Mae Mortgage pass-thru certificates 5.5% 11/1/2034	249,156	254,802
Fannie Mae Mortgage pass-thru certificates 5.5% 11/1/2053	1,132,490	1,123,620
Fannie Mae Mortgage pass-thru certificates 5.5% 11/1/2054	9,508,293	9,424,310
Fannie Mae Mortgage pass-thru certificates 5.5% 12/1/2054	14,289,018	14,177,098
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2033	728	744
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2033	246	252
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2053	6,736,658	6,715,471
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2054	3,251,872	3,231,483
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2054	3,055,351	3,036,194
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2054	1,884,176	1,871,184
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2055	8,299,405	8,221,431
Fannie Mae Mortgage pass-thru certificates 5.5% 2/1/2055	6,178,466	6,120,418
Fannie Mae Mortgage pass-thru certificates 5.5% 3/1/2054	5,985,377	5,932,792
Fannie Mae Mortgage pass-thru certificates 5.5% 3/1/2055	8,343,900	8,265,508
Fannie Mae Mortgage pass-thru certificates 5.5% 3/1/2055	1,787,728	1,771,435
Fannie Mae Mortgage pass-thru certificates 5.5% 3/1/2055	186,003	184,473
Fannie Mae Mortgage pass-thru certificates 5.5% 4/1/2054	3,590,628	3,565,870
Fannie Mae Mortgage pass-thru certificates 5.5% 4/1/2055	17,600,794	17,611,441
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2053	19,372,469	19,347,864
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2054	7,560,378	7,494,072
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2054	7,019,534	6,957,972
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2054	785,091	778,205
Fannie Mae Mortgage pass-thru certificates 5.5% 5/1/2055	243,139	240,931
Fannie Mae Mortgage pass-thru certificates 5.5% 6/1/2053	18,027,117	18,009,854
Fannie Mae Mortgage pass-thru certificates 5.5% 6/1/2053	12,793,970	12,781,719
Fannie Mae Mortgage pass-thru certificates 5.5% 6/1/2053	2,651,941	2,656,032
Fannie Mae Mortgage pass-thru certificates 5.5% 6/1/2054	18,632,197	18,497,904
Fannie Mae Mortgage pass-thru certificates 5.5% 6/1/2054	434,131	430,324
Fannie Mae Mortgage pass-thru certificates 5.5% 7/1/2053	24,076,162	24,053,107
Fannie Mae Mortgage pass-thru certificates 5.5% 7/1/2054	15,399,235	15,365,240
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2053	9,055,036	9,069,002
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2054	10,342,832	10,252,124
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2054	7,575,670	7,521,068
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2054	7,230,187	7,164,518
Fannie Mae Mortgage pass-thru certificates 5.5% 8/1/2054	5,525,091	5,543,973
Fannie Mae Mortgage pass-thru certificates 5.5% 9/1/2032	604	616
Fannie Mae Mortgage pass-thru certificates 5.5% 9/1/2054	14,135,888	14,029,585
Fannie Mae Mortgage pass-thru certificates 5.5% 9/1/2054	11,897,256	11,789,198
Fannie Mae Mortgage pass-thru certificates 5.5% 9/1/2054	10,661,649	10,564,814
Fannie Mae Mortgage pass-thru certificates 5.5% 9/1/2054	3,299,464	3,269,496
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.505%, 6.38% 1/1/2035 (c)(d)	1,399	1,421
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.535%, 6.369% 12/1/2034 (c)(d)	1,342	1,364
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.535%, 6.41% 3/1/2035 (c)(d)	1,087	1,105
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.55%, 6.195% 10/1/2033 (c)(d)	604	614
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.565%, 6.369% 7/1/2035 (c)(d)	702	715
Fannie Mae Mortgage pass-thru certificates 6 month FTSE USD IBOR Consumer Fallbacks + 1.96%, 6.585% 9/1/2035 (c)(d)	1,227	1,262
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2036	2,519	2,630
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2036	468	488
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2038	50,781	53,205
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2040	47,403	49,730
Fannie Mae Mortgage pass-thru certificates 6% 1/1/2042	3,770	3,956
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2034	36,614	38,081
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2034	18,563	19,318
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2035	2,869	2,999
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2035	2,601	2,718
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2035	1,844	1,929
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2035	462	480
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2035	289	303
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2035	223	233
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2037	46,902	49,075
Fannie Mae Mortgage pass-thru certificates 6% 10/1/2054	22,547,040	23,095,177
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2035	85,943	89,337
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2035	15,634	16,287
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2035	6,296	6,547
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2035	1,191	1,246
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2035	613	642
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2037	7,606	7,973
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2053	27,237,910	27,688,651
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2053	27,356	27,679
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2054	30,788,103	31,507,723
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2054	11,418,451	11,699,611
Fannie Mae Mortgage pass-thru certificates 6% 11/1/2054	4,423,670	4,536,743
Fannie Mae Mortgage pass-thru certificates 6% 12/1/2038	18,350	19,244
Fannie Mae Mortgage pass-thru certificates 6% 2/1/2055	28,982,110	29,598,382
Fannie Mae Mortgage pass-thru certificates 6% 2/1/2055	4,333,349	4,453,931
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2036	26,515	27,539
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2038	17,010	17,848
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2039	1,367	1,434
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2054	10,869,596	11,001,371
Fannie Mae Mortgage pass-thru certificates 6% 3/1/2055	16,409,708	16,804,794
Fannie Mae Mortgage pass-thru certificates 6% 4/1/2054	1,508,446	1,526,733
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2036	983	1,027
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2037	2,886	3,019
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2040	59,230	62,097
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2054	31,339,311	31,719,247
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2054	67,784	68,495
Fannie Mae Mortgage pass-thru certificates 6% 5/1/2055	23,149,127	23,663,070
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2035	9,760	10,150
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2035	2,063	2,156
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2035	1,188	1,238
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2036	29,349	30,653
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2053	20,020,187	20,438,074
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2053	14,725,618	15,014,583
Fannie Mae Mortgage pass-thru certificates 6% 6/1/2054	35,247,927	35,675,248
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2035	8,136	8,491
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2035	3,722	3,879
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2035	2,729	2,847
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2035	393	410
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2035	283	295
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2036	106	107
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2038	7,964	8,358
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2041	108,532	113,840
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2053	4,315,066	4,405,136
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2054	30,594,778	31,137,783
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2054	28,686,137	29,356,627
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2054	20,008,365	20,250,932
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2035	4,884	5,085
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2035	2,022	2,107
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2035	1,337	1,394
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2035	1,172	1,223
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2035	59	62
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2037	132,549	137,586
Fannie Mae Mortgage pass-thru certificates 6% 8/1/2054	46,448,959	46,997,558
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2029	2,617	2,676
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2035	26,961	28,126
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2035	3,326	3,461
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2035	966	1,010
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2035	510	533
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2035	418	436
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2035	58	60
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2037	4,307	4,514
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2053	7,934,053	8,089,745
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2054	49,708,529	50,295,626
Fannie Mae Mortgage pass-thru certificates 6% 9/1/2054	18,066,265	18,522,408
Fannie Mae Mortgage pass-thru certificates 6.5% 1/1/2053	15,361,995	15,954,017
Fannie Mae Mortgage pass-thru certificates 6.5% 1/1/2054	10,631,180	11,016,799
Fannie Mae Mortgage pass-thru certificates 6.5% 1/1/2055	6,623,047	6,903,640
Fannie Mae Mortgage pass-thru certificates 6.5% 10/1/2035	3,570	3,768
Fannie Mae Mortgage pass-thru certificates 6.5% 11/1/2053	18,090,674	18,746,868
Fannie Mae Mortgage pass-thru certificates 6.5% 12/1/2032	5,666	5,888
Fannie Mae Mortgage pass-thru certificates 6.5% 12/1/2035	57,647	60,054
Fannie Mae Mortgage pass-thru certificates 6.5% 12/1/2036	518	548
Fannie Mae Mortgage pass-thru certificates 6.5% 12/1/2053	4,728,745	4,913,124
Fannie Mae Mortgage pass-thru certificates 6.5% 2/1/2036	229	241
Fannie Mae Mortgage pass-thru certificates 6.5% 2/1/2037	1,114	1,177
Fannie Mae Mortgage pass-thru certificates 6.5% 3/1/2054	7,400,474	7,605,888
Fannie Mae Mortgage pass-thru certificates 6.5% 3/1/2055	12,021,101	12,519,119
Fannie Mae Mortgage pass-thru certificates 6.5% 5/1/2038	157	166
Fannie Mae Mortgage pass-thru certificates 6.5% 5/1/2053	11,820,681	12,276,227
Fannie Mae Mortgage pass-thru certificates 6.5% 6/1/2036	1,751	1,844
Fannie Mae Mortgage pass-thru certificates 6.5% 6/1/2054	16,291,527	16,933,372
Fannie Mae Mortgage pass-thru certificates 6.5% 6/1/2054	11,399,297	11,718,377
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2032	16,094	16,723
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2032	3,197	3,321
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2035	6,629	6,917
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2035	255	269
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2053	327,144	338,371
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2054	14,217,755	14,615,727
Fannie Mae Mortgage pass-thru certificates 6.5% 7/1/2054	3,545,326	3,686,388
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2035	2,570	2,712
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2035	453	478
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2035	344	363
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2036	48,784	50,799
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2036	38,348	39,914
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2036	9,119	9,499
Fannie Mae Mortgage pass-thru certificates 6.5% 8/1/2054	8,859,441	9,208,065
Fannie Mae Mortgage pass-thru certificates 6.5% 9/1/2035	189	200
Fannie Mae Mortgage pass-thru certificates 6.5% 9/1/2053	11,021,314	11,427,973
Fannie Mae Mortgage pass-thru certificates 6.763% 2/1/2039 (d)	61,352	63,368
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2026	4	3
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2027	547	550
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2028	19	20
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2028	13	14
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2029	55	57
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2032	593	619
Fannie Mae Mortgage pass-thru certificates 7% 1/1/2032	96	101
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2025	5	4
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2025	4	3
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2025	3	2
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2026	430	432
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2027	7	7
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2028	42	42
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2028	17	18
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2029	246	256
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2029	86	89
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2029	68	71
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2031	88	92
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2032	160	169
Fannie Mae Mortgage pass-thru certificates 7% 10/1/2032	136	142
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2025	13	13
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2025	4	3
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2025	3	2
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2026	36	37
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2027	46	48
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2027	29	30
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2028	69	72
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2028	52	54
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2028	41	43
Fannie Mae Mortgage pass-thru certificates 7% 11/1/2029	525	548
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2025	1	0
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2026	271	273
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2026	7	7
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2028	98	100
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2031	625	651
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2031	226	238
Fannie Mae Mortgage pass-thru certificates 7% 12/1/2032	101	106
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2026	26	26
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2027	14	14
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2028	240	250
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2028	233	243
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2028	100	105
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2029	563	587
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2030	248	259
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2030	17	18
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2031	372	388
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2032	125	130
Fannie Mae Mortgage pass-thru certificates 7% 2/1/2033	760	805
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2026	19	19
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2026	17	17
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2026	9	9
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2026	3	2
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2028	14	14
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2028	4	3
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2032	3,254	3,418
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2032	191	201
Fannie Mae Mortgage pass-thru certificates 7% 3/1/2032	95	100
Fannie Mae Mortgage pass-thru certificates 7% 4/1/2026	146	146
Fannie Mae Mortgage pass-thru certificates 7% 4/1/2026	6	6
Fannie Mae Mortgage pass-thru certificates 7% 4/1/2028	33	35
Fannie Mae Mortgage pass-thru certificates 7% 4/1/2031	94	98
Fannie Mae Mortgage pass-thru certificates 7% 4/1/2032	248	262
Fannie Mae Mortgage pass-thru certificates 7% 4/1/2032	169	179
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2026	11	11
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2026	9	9
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2026	2	1
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2029	2,027	2,114
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2030	8,666	9,039
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2032	270	284
Fannie Mae Mortgage pass-thru certificates 7% 5/1/2032	127	134
Fannie Mae Mortgage pass-thru certificates 7% 6/1/2028	884	922
Fannie Mae Mortgage pass-thru certificates 7% 6/1/2029	581	606
Fannie Mae Mortgage pass-thru certificates 7% 6/1/2032	2,662	2,811
Fannie Mae Mortgage pass-thru certificates 7% 6/1/2032	1,245	1,298
Fannie Mae Mortgage pass-thru certificates 7% 6/1/2032	560	586
Fannie Mae Mortgage pass-thru certificates 7% 6/1/2032	475	502
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2026	70	70
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2028	922	962
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2028	17	18
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2028	3	3
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2029	420	438
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2029	75	78
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2031	162	170
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2031	63	66
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2032	386	406
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2032	366	387
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2032	92	96
Fannie Mae Mortgage pass-thru certificates 7% 7/1/2037	1,341	1,436
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2025	8	8
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2025	8	8
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2026	674	678
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2026	3	2
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2027	389	406
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2028	102	106
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2029	260	272
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2029	102	106
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2029	37	38
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2031	318	332
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2031	37	39
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2032	4,726	4,993
Fannie Mae Mortgage pass-thru certificates 7% 8/1/2032	1,195	1,262
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2025	6	5
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2025	2	1
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2026	764	769
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2026	5	4
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2027	70	73
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2028	276	288
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2028	213	222
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2028	160	167
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2029	43	45
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2030	766	799
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2031	1,270	1,328
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2031	114	119
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2031	97	101
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2031	53	56
Fannie Mae Mortgage pass-thru certificates 7% 9/1/2032	967	1,022
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2026	12	12
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2027	349	353
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2027	8	8
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	382	390
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	360	367
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	186	190
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	140	144
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	137	141
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	129	132
Fannie Mae Mortgage pass-thru certificates 7.5% 1/1/2028	16	16
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2026	71	72
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2026	12	13
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2026	6	6
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2027	127	130
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2027	27	28
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2027	4	3
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2028	302	311
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2028	16	17
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2029	906	949
Fannie Mae Mortgage pass-thru certificates 7.5% 10/1/2029	123	128
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2026	4	3
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	229	235
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	170	173
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	157	160
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	126	128
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	117	118
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	69	71
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	20	20
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2027	18	19
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2028	116	118
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2029	63	66
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2029	21	22
Fannie Mae Mortgage pass-thru certificates 7.5% 11/1/2031	301	316
Fannie Mae Mortgage pass-thru certificates 7.5% 12/1/2025	3	2
Fannie Mae Mortgage pass-thru certificates 7.5% 12/1/2027	117	120
Fannie Mae Mortgage pass-thru certificates 7.5% 12/1/2027	91	94
Fannie Mae Mortgage pass-thru certificates 7.5% 12/1/2028	226	231
Fannie Mae Mortgage pass-thru certificates 7.5% 12/1/2029	88	91
Fannie Mae Mortgage pass-thru certificates 7.5% 12/1/2030	435	459
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2027	145	148
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2027	119	121
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2028	60	62
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2028	21	22
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2030	394	410
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2030	21	22
Fannie Mae Mortgage pass-thru certificates 7.5% 2/1/2031	272	287
Fannie Mae Mortgage pass-thru certificates 7.5% 3/1/2026	152	152
Fannie Mae Mortgage pass-thru certificates 7.5% 3/1/2028	518	527
Fannie Mae Mortgage pass-thru certificates 7.5% 3/1/2028	92	94
Fannie Mae Mortgage pass-thru certificates 7.5% 3/1/2029	200	204
Fannie Mae Mortgage pass-thru certificates 7.5% 3/1/2032	235	250
Fannie Mae Mortgage pass-thru certificates 7.5% 4/1/2026	24	24
Fannie Mae Mortgage pass-thru certificates 7.5% 4/1/2028	114	117
Fannie Mae Mortgage pass-thru certificates 7.5% 4/1/2029	25	26
Fannie Mae Mortgage pass-thru certificates 7.5% 4/1/2032	1,363	1,456
Fannie Mae Mortgage pass-thru certificates 7.5% 4/1/2032	248	265
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2027	412	419
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2027	36	36
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2027	35	36
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2027	20	20
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2029	43	45
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2032	725	769
Fannie Mae Mortgage pass-thru certificates 7.5% 5/1/2032	594	633
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2026	132	133
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2026	15	15
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2027	216	220
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2027	27	27
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2028	248	255
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2032	283	302
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2032	154	163
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2032	88	94
Fannie Mae Mortgage pass-thru certificates 7.5% 6/1/2032	61	65
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2025	5	4
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2026	2	1
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2027	85	87
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2027	72	73
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2027	60	61
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2027	19	19
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2029	247	258
Fannie Mae Mortgage pass-thru certificates 7.5% 7/1/2029	73	75
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2027	58	59
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2027	5	4
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2028	51	52
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2029	312	325
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2029	127	130
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2029	13	14
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2030	4,988	5,113
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2030	107	113
Fannie Mae Mortgage pass-thru certificates 7.5% 8/1/2032	3,750	4,001
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2026	65	66
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2026	20	20
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	357	365
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	348	352
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	273	280
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	80	81
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	31	31
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	30	30
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	11	11
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	8	9
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	4	3
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2027	3	2
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2029	355	369
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2029	183	190
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2029	30	31
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2029	22	23
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2030	17	18
Fannie Mae Mortgage pass-thru certificates 7.5% 9/1/2032	949	1,016
Fannie Mae Mortgage pass-thru certificates 8% 3/1/2037	2,661	2,826
Fannie Mae Mortgage pass-thru certificates 9% 10/1/2030	2,531	2,688
Freddie Mac Gold Pool 1.5% 1/1/2036	17,455,039	15,395,264
Freddie Mac Gold Pool 1.5% 1/1/2051	24,192,624	17,894,154
Freddie Mac Gold Pool 1.5% 10/1/2035	147,366	130,528
Freddie Mac Gold Pool 1.5% 11/1/2035	6,970,710	6,148,134
Freddie Mac Gold Pool 1.5% 11/1/2035	1,183,749	1,044,061
Freddie Mac Gold Pool 1.5% 11/1/2050	812,136	607,297
Freddie Mac Gold Pool 1.5% 12/1/2031	14,714,473	13,737,217
Freddie Mac Gold Pool 1.5% 12/1/2035	10,630,192	9,375,781
Freddie Mac Gold Pool 1.5% 12/1/2036	292,799	257,149
Freddie Mac Gold Pool 1.5% 12/1/2040	1,560,751	1,288,698
Freddie Mac Gold Pool 1.5% 12/1/2050	578,720	432,754
Freddie Mac Gold Pool 1.5% 12/1/2050	161,217	120,706
Freddie Mac Gold Pool 1.5% 2/1/2036	3,834,643	3,382,138
Freddie Mac Gold Pool 1.5% 2/1/2036	871,380	768,553
Freddie Mac Gold Pool 1.5% 2/1/2041	9,799,184	8,076,948
Freddie Mac Gold Pool 1.5% 2/1/2051	24,572,257	18,174,951
Freddie Mac Gold Pool 1.5% 3/1/2036	550,372	485,426
Freddie Mac Gold Pool 1.5% 3/1/2041	2,729,974	2,248,326
Freddie Mac Gold Pool 1.5% 3/1/2051	15,201,948	11,244,171
Freddie Mac Gold Pool 1.5% 3/1/2051	216,992	162,465
Freddie Mac Gold Pool 1.5% 4/1/2036	945,841	833,045
Freddie Mac Gold Pool 1.5% 4/1/2041	11,705,932	9,644,252
Freddie Mac Gold Pool 1.5% 4/1/2041	6,474,236	5,327,853
Freddie Mac Gold Pool 1.5% 4/1/2051 (s)	274,555,912	202,904,589
Freddie Mac Gold Pool 1.5% 5/1/2036	975,432	859,107
Freddie Mac Gold Pool 1.5% 6/1/2036	985,113	867,633
Freddie Mac Gold Pool 1.5% 6/1/2051	516,682	386,848
Freddie Mac Gold Pool 1.5% 7/1/2036	801,410	704,586
Freddie Mac Gold Pool 1.5% 8/1/2035	5,585,767	4,947,567
Freddie Mac Gold Pool 1.5% 8/1/2036	601,044	528,428
Freddie Mac Gold Pool 2% 1/1/2051	127,992	101,273
Freddie Mac Gold Pool 2% 1/1/2052	874,496	681,283
Freddie Mac Gold Pool 2% 1/1/2052	736,312	583,064
Freddie Mac Gold Pool 2% 1/1/2052	135,761	105,766
Freddie Mac Gold Pool 2% 10/1/2041	1,085,757	916,149
Freddie Mac Gold Pool 2% 10/1/2051	21,991,981	17,291,103
Freddie Mac Gold Pool 2% 10/1/2051	4,462,907	3,524,283
Freddie Mac Gold Pool 2% 10/1/2051	4,353,263	3,422,735
Freddie Mac Gold Pool 2% 10/1/2051	1,656,333	1,311,084
Freddie Mac Gold Pool 2% 10/1/2051	1,594,999	1,259,544
Freddie Mac Gold Pool 2% 10/1/2051	117,002	91,261
Freddie Mac Gold Pool 2% 11/1/2041	6,915,229	5,832,144
Freddie Mac Gold Pool 2% 11/1/2041	3,154,072	2,658,337
Freddie Mac Gold Pool 2% 11/1/2050	91,076,566	71,352,415
Freddie Mac Gold Pool 2% 11/1/2050	16,281,401	12,928,382
Freddie Mac Gold Pool 2% 11/1/2050	28,247	22,165
Freddie Mac Gold Pool 2% 11/1/2051	22,769,129	17,902,132
Freddie Mac Gold Pool 2% 11/1/2051	11,869,323	9,328,496
Freddie Mac Gold Pool 2% 11/1/2051	5,829,459	4,603,426
Freddie Mac Gold Pool 2% 11/1/2051	5,467,385	4,283,331
Freddie Mac Gold Pool 2% 11/1/2051	2,401,477	1,873,142
Freddie Mac Gold Pool 2% 11/1/2051	2,178,528	1,720,347
Freddie Mac Gold Pool 2% 11/1/2051	1,406,113	1,110,384
Freddie Mac Gold Pool 2% 11/1/2051	887,159	691,980
Freddie Mac Gold Pool 2% 11/1/2051	329,540	257,040
Freddie Mac Gold Pool 2% 12/1/2035	1,735,695	1,575,532
Freddie Mac Gold Pool 2% 12/1/2035	690,301	629,623
Freddie Mac Gold Pool 2% 12/1/2051 (s)	21,240,733	16,773,452
Freddie Mac Gold Pool 2% 12/1/2051	4,086,944	3,227,391
Freddie Mac Gold Pool 2% 12/1/2051	2,267,809	1,790,851
Freddie Mac Gold Pool 2% 12/1/2051	1,463,515	1,150,225
Freddie Mac Gold Pool 2% 12/1/2051	1,445,278	1,134,989
Freddie Mac Gold Pool 2% 12/1/2051	739,058	579,003
Freddie Mac Gold Pool 2% 12/1/2051	191,600	149,267
Freddie Mac Gold Pool 2% 2/1/2036	915,851	833,344
Freddie Mac Gold Pool 2% 2/1/2036	682,072	621,478
Freddie Mac Gold Pool 2% 2/1/2036	584,937	532,972
Freddie Mac Gold Pool 2% 2/1/2041	4,235,299	3,596,105
Freddie Mac Gold Pool 2% 2/1/2042	2,446,595	2,057,750
Freddie Mac Gold Pool 2% 2/1/2051	68,775,269	54,611,573
Freddie Mac Gold Pool 2% 2/1/2052	45,581,805	35,995,190
Freddie Mac Gold Pool 2% 2/1/2052	36,171,066	28,428,045
Freddie Mac Gold Pool 2% 2/1/2052	11,065,852	8,620,944
Freddie Mac Gold Pool 2% 3/1/2036	775,185	701,474
Freddie Mac Gold Pool 2% 3/1/2036	504,604	459,303
Freddie Mac Gold Pool 2% 3/1/2036	15,421	13,940
Freddie Mac Gold Pool 2% 3/1/2041	2,624,778	2,241,766
Freddie Mac Gold Pool 2% 3/1/2051	21,130,031	16,580,382
Freddie Mac Gold Pool 2% 3/1/2052	37,530,467	29,238,422
Freddie Mac Gold Pool 2% 3/1/2052	14,822,899	11,649,810
Freddie Mac Gold Pool 2% 4/1/2036	3,032,174	2,743,850
Freddie Mac Gold Pool 2% 4/1/2041	34,210	29,008
Freddie Mac Gold Pool 2% 4/1/2042	32,758,666	27,834,246
Freddie Mac Gold Pool 2% 4/1/2052	11,907,154	9,402,881
Freddie Mac Gold Pool 2% 4/1/2052	7,685,547	6,040,328
Freddie Mac Gold Pool 2% 5/1/2036	887,459	808,619
Freddie Mac Gold Pool 2% 5/1/2041	2,249,407	1,905,091
Freddie Mac Gold Pool 2% 5/1/2051	55,030,318	43,611,296
Freddie Mac Gold Pool 2% 5/1/2051	3,572,422	2,811,034
Freddie Mac Gold Pool 2% 5/1/2051	2,704,000	2,120,939
Freddie Mac Gold Pool 2% 5/1/2051	2,455,841	1,940,104
Freddie Mac Gold Pool 2% 5/1/2051	1,140,506	894,580
Freddie Mac Gold Pool 2% 6/1/2035	7,155,565	6,524,349
Freddie Mac Gold Pool 2% 6/1/2035	6,734,946	6,140,834
Freddie Mac Gold Pool 2% 6/1/2035	6,004,369	5,474,704
Freddie Mac Gold Pool 2% 6/1/2036	1,923,225	1,739,147
Freddie Mac Gold Pool 2% 6/1/2041	3,744,462	3,170,960
Freddie Mac Gold Pool 2% 6/1/2050	139,556,627	109,594,977
Freddie Mac Gold Pool 2% 6/1/2050	19,088,703	15,091,926
Freddie Mac Gold Pool 2% 6/1/2052	42,151	32,878
Freddie Mac Gold Pool 2% 7/1/2041	34,289,522	29,181,264
Freddie Mac Gold Pool 2% 7/1/2041	16,752,312	14,163,813
Freddie Mac Gold Pool 2% 7/1/2050	431,178	340,898
Freddie Mac Gold Pool 2% 7/1/2051	1,392,952	1,099,991
Freddie Mac Gold Pool 2% 8/1/2051	3,976,095	3,115,005
Freddie Mac Gold Pool 2% 8/1/2051	1,858,983	1,451,742
Freddie Mac Gold Pool 2% 8/1/2051	138,767	108,367
Freddie Mac Gold Pool 2% 9/1/2050	56,212,642	44,109,122
Freddie Mac Gold Pool 2% 9/1/2050	4,970,928	3,894,391
Freddie Mac Gold Pool 2% 9/1/2050	939,934	740,194
Freddie Mac Gold Pool 2% 9/1/2051	3,086,916	2,443,474
Freddie Mac Gold Pool 2% 9/1/2051	118,169	92,171
Freddie Mac Gold Pool 2.5% 1/1/2033	1,030,444	982,518
Freddie Mac Gold Pool 2.5% 1/1/2033	11,678	11,134
Freddie Mac Gold Pool 2.5% 1/1/2041	838,294	737,265
Freddie Mac Gold Pool 2.5% 1/1/2042	9,274,286	8,092,852
Freddie Mac Gold Pool 2.5% 1/1/2051	24,925	20,528
Freddie Mac Gold Pool 2.5% 1/1/2052	11,166,300	9,234,802
Freddie Mac Gold Pool 2.5% 1/1/2052	9,790,229	8,050,867
Freddie Mac Gold Pool 2.5% 1/1/2052	248,444	205,314
Freddie Mac Gold Pool 2.5% 1/1/2052	26,341	21,826
Freddie Mac Gold Pool 2.5% 10/1/2031	122,299	117,429
Freddie Mac Gold Pool 2.5% 10/1/2040	4,376,560	3,864,591
Freddie Mac Gold Pool 2.5% 10/1/2041	4,539,366	3,969,303
Freddie Mac Gold Pool 2.5% 10/1/2050	11,879,228	9,839,261
Freddie Mac Gold Pool 2.5% 10/1/2050	11,769,889	9,789,156
Freddie Mac Gold Pool 2.5% 10/1/2051	8,727,200	7,182,154
Freddie Mac Gold Pool 2.5% 11/1/2031	2,890,963	2,767,606
Freddie Mac Gold Pool 2.5% 11/1/2032	36,975	35,266
Freddie Mac Gold Pool 2.5% 11/1/2041	18,858,330	16,564,814
Freddie Mac Gold Pool 2.5% 11/1/2041	2,731,848	2,395,748
Freddie Mac Gold Pool 2.5% 11/1/2041	1,722,668	1,513,737
Freddie Mac Gold Pool 2.5% 11/1/2049	276,039	228,291
Freddie Mac Gold Pool 2.5% 11/1/2050	9,201,155	7,626,832
Freddie Mac Gold Pool 2.5% 11/1/2050	8,745,815	7,273,999
Freddie Mac Gold Pool 2.5% 11/1/2051	2,949,998	2,414,830
Freddie Mac Gold Pool 2.5% 12/1/2041	40,542	35,391
Freddie Mac Gold Pool 2.5% 12/1/2050	3,099,470	2,574,961
Freddie Mac Gold Pool 2.5% 12/1/2051	19,657,760	16,177,588
Freddie Mac Gold Pool 2.5% 12/1/2051	16,406,250	13,501,718
Freddie Mac Gold Pool 2.5% 12/1/2051	5,545,163	4,539,197
Freddie Mac Gold Pool 2.5% 2/1/2035	729,647	680,509
Freddie Mac Gold Pool 2.5% 2/1/2042	3,591,583	3,152,772
Freddie Mac Gold Pool 2.5% 2/1/2051	68,058,077	56,540,908
Freddie Mac Gold Pool 2.5% 2/1/2051	4,553,334	3,750,066
Freddie Mac Gold Pool 2.5% 2/1/2051	75,470	62,156
Freddie Mac Gold Pool 2.5% 3/1/2033	276,583	263,561
Freddie Mac Gold Pool 2.5% 3/1/2047	260,338	216,120
Freddie Mac Gold Pool 2.5% 3/1/2050	10,031,908	8,284,093
Freddie Mac Gold Pool 2.5% 3/1/2051	4,280,335	3,525,228
Freddie Mac Gold Pool 2.5% 3/1/2052	53,062,505	43,386,526
Freddie Mac Gold Pool 2.5% 4/1/2033	108,364	103,111
Freddie Mac Gold Pool 2.5% 4/1/2042	1,766,435	1,544,831
Freddie Mac Gold Pool 2.5% 4/1/2047	7,282,057	6,042,919
Freddie Mac Gold Pool 2.5% 4/1/2052 (u)	7,551,063	6,261,432
Freddie Mac Gold Pool 2.5% 4/1/2052	1,472,493	1,203,983
Freddie Mac Gold Pool 2.5% 5/1/2033	28,597	27,208
Freddie Mac Gold Pool 2.5% 5/1/2035	7,268,477	6,778,977
Freddie Mac Gold Pool 2.5% 5/1/2041 (s)	21,913,345	19,327,415
Freddie Mac Gold Pool 2.5% 5/1/2041	7,688,946	6,795,048
Freddie Mac Gold Pool 2.5% 5/1/2051	11,500,835	9,543,817
Freddie Mac Gold Pool 2.5% 6/1/2031	381,224	366,556
Freddie Mac Gold Pool 2.5% 6/1/2031	228,394	219,294
Freddie Mac Gold Pool 2.5% 6/1/2041	2,093,635	1,842,144
Freddie Mac Gold Pool 2.5% 6/1/2052	159,489	130,356
Freddie Mac Gold Pool 2.5% 7/1/2031	395,977	380,383
Freddie Mac Gold Pool 2.5% 7/1/2036	12,404,995	11,515,302
Freddie Mac Gold Pool 2.5% 7/1/2041	3,972,192	3,514,091
Freddie Mac Gold Pool 2.5% 7/1/2050	22,657,809	18,851,850
Freddie Mac Gold Pool 2.5% 7/1/2050	11,734,695	9,726,881
Freddie Mac Gold Pool 2.5% 7/1/2051	15,750,201	13,025,800
Freddie Mac Gold Pool 2.5% 7/1/2051	9,022,692	7,461,986
Freddie Mac Gold Pool 2.5% 8/1/2031	668,251	641,337
Freddie Mac Gold Pool 2.5% 8/1/2032	528,340	504,196
Freddie Mac Gold Pool 2.5% 8/1/2032	25,950	24,781
Freddie Mac Gold Pool 2.5% 8/1/2041	1,413,537	1,244,521
Freddie Mac Gold Pool 2.5% 8/1/2050	39,382,388	32,705,573
Freddie Mac Gold Pool 2.5% 9/1/2041	3,125,544	2,748,696
Freddie Mac Gold Pool 2.5% 9/1/2051	6,521,142	5,368,689
Freddie Mac Gold Pool 3% 1/1/2033	109,023	105,260
Freddie Mac Gold Pool 3% 1/1/2033	94,442	90,970
Freddie Mac Gold Pool 3% 1/1/2033	85,249	82,216
Freddie Mac Gold Pool 3% 1/1/2033	63,749	61,551
Freddie Mac Gold Pool 3% 1/1/2034	45,222	43,606
Freddie Mac Gold Pool 3% 1/1/2043	47,693	43,044
Freddie Mac Gold Pool 3% 1/1/2043	45,707	40,888
Freddie Mac Gold Pool 3% 1/1/2052	5,514,550	4,738,323
Freddie Mac Gold Pool 3% 1/1/2052	5,477,345	4,706,355
Freddie Mac Gold Pool 3% 1/1/2052	1,482,915	1,270,010
Freddie Mac Gold Pool 3% 1/1/2052	692,292	594,846
Freddie Mac Gold Pool 3% 1/1/2052	205,080	176,213
Freddie Mac Gold Pool 3% 10/1/2042	16,653	14,966
Freddie Mac Gold Pool 3% 10/1/2049	12,690,338	10,961,552
Freddie Mac Gold Pool 3% 10/1/2051	21,635,221	18,623,659
Freddie Mac Gold Pool 3% 10/1/2051	283,456	243,203
Freddie Mac Gold Pool 3% 10/1/2053	300,689	256,156
Freddie Mac Gold Pool 3% 11/1/2042	6,618	5,998
Freddie Mac Gold Pool 3% 11/1/2049	12,108,416	10,530,798
Freddie Mac Gold Pool 3% 11/1/2049	10,316,605	8,985,340
Freddie Mac Gold Pool 3% 11/1/2050	1,268,367	1,091,616
Freddie Mac Gold Pool 3% 11/1/2051	7,166,480	6,153,249
Freddie Mac Gold Pool 3% 11/1/2051	4,833,685	4,153,297
Freddie Mac Gold Pool 3% 11/1/2051	3,119,907	2,680,750
Freddie Mac Gold Pool 3% 11/1/2051	334,325	287,683
Freddie Mac Gold Pool 3% 12/1/2030	737,708	716,536
Freddie Mac Gold Pool 3% 12/1/2032	1,493,311	1,447,109
Freddie Mac Gold Pool 3% 12/1/2032	30,176	29,161
Freddie Mac Gold Pool 3% 12/1/2042	746,152	674,172
Freddie Mac Gold Pool 3% 12/1/2042	62,136	56,128
Freddie Mac Gold Pool 3% 12/1/2042	22,560	20,409
Freddie Mac Gold Pool 3% 12/1/2046	1,472,581	1,294,836
Freddie Mac Gold Pool 3% 12/1/2050	10,330,579	8,890,976
Freddie Mac Gold Pool 3% 12/1/2051	1,108,235	952,240
Freddie Mac Gold Pool 3% 2/1/2033	721,658	701,807
Freddie Mac Gold Pool 3% 2/1/2033	52,694	50,804
Freddie Mac Gold Pool 3% 2/1/2034	6,398	6,128
Freddie Mac Gold Pool 3% 2/1/2037	203,134	189,722
Freddie Mac Gold Pool 3% 2/1/2037	11,358	10,644
Freddie Mac Gold Pool 3% 2/1/2043	53,286	48,363
Freddie Mac Gold Pool 3% 2/1/2043	33,928	30,589
Freddie Mac Gold Pool 3% 2/1/2043	22,581	20,401
Freddie Mac Gold Pool 3% 2/1/2043	13,587	12,174
Freddie Mac Gold Pool 3% 2/1/2050	1,466,879	1,270,257
Freddie Mac Gold Pool 3% 2/1/2052	6,572,507	5,647,363
Freddie Mac Gold Pool 3% 2/1/2052	1,842,355	1,581,298
Freddie Mac Gold Pool 3% 2/1/2052	884,493	756,537
Freddie Mac Gold Pool 3% 2/1/2052	778,377	666,624
Freddie Mac Gold Pool 3% 2/1/2052	759,751	651,028
Freddie Mac Gold Pool 3% 2/1/2052	753,815	646,766
Freddie Mac Gold Pool 3% 2/1/2052	669,002	570,965
Freddie Mac Gold Pool 3% 3/1/2033	203,820	196,736
Freddie Mac Gold Pool 3% 3/1/2033	105,159	101,387
Freddie Mac Gold Pool 3% 3/1/2043	26,060	23,529
Freddie Mac Gold Pool 3% 3/1/2050	22,977,166	19,818,300
Freddie Mac Gold Pool 3% 3/1/2052	21,246,834	18,206,338
Freddie Mac Gold Pool 3% 3/1/2052	10,114,450	8,686,002
Freddie Mac Gold Pool 3% 3/1/2052	2,754,674	2,360,471
Freddie Mac Gold Pool 3% 3/1/2052	42,290	36,317
Freddie Mac Gold Pool 3% 4/1/2032	12,356	11,990
Freddie Mac Gold Pool 3% 4/1/2032	4,457	4,329
Freddie Mac Gold Pool 3% 4/1/2034	675,017	646,519
Freddie Mac Gold Pool 3% 4/1/2037	5,190,675	4,897,709
Freddie Mac Gold Pool 3% 4/1/2037	2,216,035	2,093,038
Freddie Mac Gold Pool 3% 4/1/2043	10,789	9,748
Freddie Mac Gold Pool 3% 4/1/2046	79,008	69,693
Freddie Mac Gold Pool 3% 4/1/2046	60,292	53,184
Freddie Mac Gold Pool 3% 4/1/2050	23,037,238	19,870,113
Freddie Mac Gold Pool 3% 4/1/2050	2,880,465	2,494,365
Freddie Mac Gold Pool 3% 4/1/2052	2,396,330	2,066,886
Freddie Mac Gold Pool 3% 4/1/2052	2,095,027	1,800,459
Freddie Mac Gold Pool 3% 4/1/2052	1,557,213	1,337,777
Freddie Mac Gold Pool 3% 5/1/2035	412,829	392,883
Freddie Mac Gold Pool 3% 5/1/2036	5,875,629	5,537,907
Freddie Mac Gold Pool 3% 5/1/2045	31,494	27,944
Freddie Mac Gold Pool 3% 5/1/2046	1,217,805	1,074,238
Freddie Mac Gold Pool 3% 5/1/2046	189,606	167,254
Freddie Mac Gold Pool 3% 5/1/2051	2,873,545	2,474,004
Freddie Mac Gold Pool 3% 5/1/2051	933,719	805,061
Freddie Mac Gold Pool 3% 5/1/2051	639,663	549,924
Freddie Mac Gold Pool 3% 5/1/2052	21,829,420	18,773,770
Freddie Mac Gold Pool 3% 6/1/2031	101,977	99,047
Freddie Mac Gold Pool 3% 6/1/2031	36,922	35,862
Freddie Mac Gold Pool 3% 6/1/2031	21,725	21,074
Freddie Mac Gold Pool 3% 6/1/2031	12,929	12,574
Freddie Mac Gold Pool 3% 6/1/2031	11,593	11,245
Freddie Mac Gold Pool 3% 6/1/2031	9,001	8,757
Freddie Mac Gold Pool 3% 6/1/2031	8,924	8,654
Freddie Mac Gold Pool 3% 6/1/2035	1,326,113	1,260,798
Freddie Mac Gold Pool 3% 6/1/2046	1,200,544	1,059,012
Freddie Mac Gold Pool 3% 6/1/2050	5,846,254	5,073,578
Freddie Mac Gold Pool 3% 6/1/2052	9,003,609	7,715,161
Freddie Mac Gold Pool 3% 6/1/2052	464,742	399,252
Freddie Mac Gold Pool 3% 7/1/2032	23,735	22,977
Freddie Mac Gold Pool 3% 7/1/2045	71,476	63,184
Freddie Mac Gold Pool 3% 7/1/2045	25,251	22,464
Freddie Mac Gold Pool 3% 8/1/2032	27,437	26,568
Freddie Mac Gold Pool 3% 8/1/2032	18,714	18,110
Freddie Mac Gold Pool 3% 8/1/2042	9,192	8,317
Freddie Mac Gold Pool 3% 8/1/2042	7,072	6,372
Freddie Mac Gold Pool 3% 8/1/2045	30,416	26,896
Freddie Mac Gold Pool 3% 8/1/2045	16,894	14,934
Freddie Mac Gold Pool 3% 8/1/2050	18,968,158	16,467,140
Freddie Mac Gold Pool 3% 9/1/2049	166,569	145,231
Freddie Mac Gold Pool 3% 9/1/2051	5,108,071	4,389,061
Freddie Mac Gold Pool 3% 9/1/2051	2,749,895	2,365,398
Freddie Mac Gold Pool 3.5% 1/1/2045	154,318	142,965
Freddie Mac Gold Pool 3.5% 1/1/2046	146,314	132,972
Freddie Mac Gold Pool 3.5% 1/1/2046	46,110	42,035
Freddie Mac Gold Pool 3.5% 1/1/2048	2,131,020	1,923,494
Freddie Mac Gold Pool 3.5% 1/1/2048	1,718,216	1,550,890
Freddie Mac Gold Pool 3.5% 1/1/2048	87,350	79,308
Freddie Mac Gold Pool 3.5% 1/1/2048	51,572	46,889
Freddie Mac Gold Pool 3.5% 10/1/2034	3,601,821	3,487,895
Freddie Mac Gold Pool 3.5% 10/1/2040	51,995	47,611
Freddie Mac Gold Pool 3.5% 10/1/2042	562,905	521,630
Freddie Mac Gold Pool 3.5% 10/1/2042	265,594	246,165
Freddie Mac Gold Pool 3.5% 10/1/2042	31,890	29,545
Freddie Mac Gold Pool 3.5% 10/1/2042	4,354	4,026
Freddie Mac Gold Pool 3.5% 10/1/2047	178,100	162,091
Freddie Mac Gold Pool 3.5% 10/1/2048	2,233,288	2,012,192
Freddie Mac Gold Pool 3.5% 10/1/2051	10,902,444	9,724,885
Freddie Mac Gold Pool 3.5% 10/1/2051	1,402,721	1,259,543
Freddie Mac Gold Pool 3.5% 10/1/2052	908,296	810,760
Freddie Mac Gold Pool 3.5% 11/1/2033	2,509,832	2,429,426
Freddie Mac Gold Pool 3.5% 11/1/2033	1,372,729	1,327,264
Freddie Mac Gold Pool 3.5% 11/1/2040	108,700	99,468
Freddie Mac Gold Pool 3.5% 11/1/2045	16,367	14,920
Freddie Mac Gold Pool 3.5% 11/1/2045	4,392	3,992
Freddie Mac Gold Pool 3.5% 11/1/2047	1,229,657	1,119,131
Freddie Mac Gold Pool 3.5% 11/1/2047	206,618	188,035
Freddie Mac Gold Pool 3.5% 12/1/2033	197,682	192,218
Freddie Mac Gold Pool 3.5% 12/1/2040	105,887	96,894
Freddie Mac Gold Pool 3.5% 12/1/2045	10,483	9,527
Freddie Mac Gold Pool 3.5% 12/1/2046	143,334	130,129
Freddie Mac Gold Pool 3.5% 12/1/2047	289,914	263,583
Freddie Mac Gold Pool 3.5% 12/1/2047	289,118	261,309
Freddie Mac Gold Pool 3.5% 12/1/2048	401,120	361,033
Freddie Mac Gold Pool 3.5% 12/1/2051	8,587,671	7,668,179
Freddie Mac Gold Pool 3.5% 2/1/2034	2,193,225	2,114,395
Freddie Mac Gold Pool 3.5% 2/1/2034	1,914,293	1,862,027
Freddie Mac Gold Pool 3.5% 2/1/2043	7,484,899	6,931,181
Freddie Mac Gold Pool 3.5% 2/1/2043	143,978	133,689
Freddie Mac Gold Pool 3.5% 2/1/2043	63,652	59,481
Freddie Mac Gold Pool 3.5% 2/1/2045	15,116	13,946
Freddie Mac Gold Pool 3.5% 2/1/2048	881,719	796,908
Freddie Mac Gold Pool 3.5% 2/1/2048	498,843	452,914
Freddie Mac Gold Pool 3.5% 2/1/2048	296,844	268,291
Freddie Mac Gold Pool 3.5% 2/1/2052	6,028,014	5,397,657
Freddie Mac Gold Pool 3.5% 2/1/2052	5,893,448	5,262,429
Freddie Mac Gold Pool 3.5% 3/1/2032	1,182,934	1,155,519
Freddie Mac Gold Pool 3.5% 3/1/2045	385,525	353,381
Freddie Mac Gold Pool 3.5% 3/1/2045	97,706	89,717
Freddie Mac Gold Pool 3.5% 3/1/2045	73,348	67,380
Freddie Mac Gold Pool 3.5% 3/1/2045	31,876	29,355
Freddie Mac Gold Pool 3.5% 3/1/2046	6,804,426	6,213,714
Freddie Mac Gold Pool 3.5% 3/1/2046	7,110	6,482
Freddie Mac Gold Pool 3.5% 3/1/2048	348,778	315,230
Freddie Mac Gold Pool 3.5% 3/1/2052	10,746,527	9,626,443
Freddie Mac Gold Pool 3.5% 3/1/2052	9,957,568	8,903,846
Freddie Mac Gold Pool 3.5% 3/1/2052	4,002,281	3,582,507
Freddie Mac Gold Pool 3.5% 4/1/2033	3,339,157	3,255,172
Freddie Mac Gold Pool 3.5% 4/1/2034	3,758,959	3,649,145
Freddie Mac Gold Pool 3.5% 4/1/2040	128,887	120,267
Freddie Mac Gold Pool 3.5% 4/1/2042	1,380,325	1,284,839
Freddie Mac Gold Pool 3.5% 4/1/2042	12,208	11,346
Freddie Mac Gold Pool 3.5% 4/1/2043	229,001	211,760
Freddie Mac Gold Pool 3.5% 4/1/2043	82,660	76,539
Freddie Mac Gold Pool 3.5% 4/1/2046	406,403	369,344
Freddie Mac Gold Pool 3.5% 4/1/2046	288,219	262,477
Freddie Mac Gold Pool 3.5% 4/1/2046	25,938	23,621
Freddie Mac Gold Pool 3.5% 4/1/2047	5,912,455	5,286,792
Freddie Mac Gold Pool 3.5% 4/1/2048	215,644	195,790
Freddie Mac Gold Pool 3.5% 4/1/2052	14,901,882	13,404,113
Freddie Mac Gold Pool 3.5% 4/1/2052	8,027,120	7,230,359
Freddie Mac Gold Pool 3.5% 4/1/2052	1,633,747	1,460,352
Freddie Mac Gold Pool 3.5% 4/1/2052	1,330,023	1,192,603
Freddie Mac Gold Pool 3.5% 4/1/2052	253,741	225,701
Freddie Mac Gold Pool 3.5% 5/1/2032	190,175	186,756
Freddie Mac Gold Pool 3.5% 5/1/2034	233,328	226,246
Freddie Mac Gold Pool 3.5% 5/1/2040	265,530	247,983
Freddie Mac Gold Pool 3.5% 5/1/2040	44,043	41,085
Freddie Mac Gold Pool 3.5% 5/1/2045	795,968	728,439
Freddie Mac Gold Pool 3.5% 5/1/2045	42,918	39,275
Freddie Mac Gold Pool 3.5% 5/1/2045	23,156	21,110
Freddie Mac Gold Pool 3.5% 5/1/2045	10,495	9,568
Freddie Mac Gold Pool 3.5% 5/1/2045	4,319	3,929
Freddie Mac Gold Pool 3.5% 5/1/2046	2,960,929	2,703,883
Freddie Mac Gold Pool 3.5% 5/1/2046	98,106	89,344
Freddie Mac Gold Pool 3.5% 5/1/2046	23,326	21,199
Freddie Mac Gold Pool 3.5% 5/1/2046	9,284	8,463
Freddie Mac Gold Pool 3.5% 5/1/2046	7,153	6,496
Freddie Mac Gold Pool 3.5% 5/1/2047	6,520,568	5,822,403
Freddie Mac Gold Pool 3.5% 5/1/2047	3,948,566	3,530,724
Freddie Mac Gold Pool 3.5% 5/1/2049	69,713	62,598
Freddie Mac Gold Pool 3.5% 5/1/2052	16,242,516	14,538,941
Freddie Mac Gold Pool 3.5% 5/1/2052	13,247,998	11,879,199
Freddie Mac Gold Pool 3.5% 5/1/2052	457,213	408,545
Freddie Mac Gold Pool 3.5% 6/1/2032	903,159	881,655
Freddie Mac Gold Pool 3.5% 6/1/2040	230,600	211,158
Freddie Mac Gold Pool 3.5% 6/1/2042	5,953	5,527
Freddie Mac Gold Pool 3.5% 6/1/2045 (t)	1,336,884	1,218,736
Freddie Mac Gold Pool 3.5% 6/1/2045	958,871	872,333
Freddie Mac Gold Pool 3.5% 6/1/2045	153,256	140,863
Freddie Mac Gold Pool 3.5% 6/1/2045	73,925	67,507
Freddie Mac Gold Pool 3.5% 6/1/2045	17,748	16,180
Freddie Mac Gold Pool 3.5% 6/1/2048	203,511	183,745
Freddie Mac Gold Pool 3.5% 6/1/2049	178,178	161,272
Freddie Mac Gold Pool 3.5% 6/1/2052	183,115	163,623
Freddie Mac Gold Pool 3.5% 7/1/2032	289,935	283,037
Freddie Mac Gold Pool 3.5% 7/1/2032	76,717	74,874
Freddie Mac Gold Pool 3.5% 7/1/2040	33,177	30,380
Freddie Mac Gold Pool 3.5% 7/1/2042	4,676,608	4,331,257
Freddie Mac Gold Pool 3.5% 7/1/2042	67,064	62,517
Freddie Mac Gold Pool 3.5% 7/1/2046	31,164	28,322
Freddie Mac Gold Pool 3.5% 7/1/2046	12,637	11,508
Freddie Mac Gold Pool 3.5% 7/1/2047	2,944,400	2,679,747
Freddie Mac Gold Pool 3.5% 7/1/2051	4,790,393	4,277,480
Freddie Mac Gold Pool 3.5% 7/1/2052	1,209,676	1,080,911
Freddie Mac Gold Pool 3.5% 8/1/2034	390,204	378,171
Freddie Mac Gold Pool 3.5% 8/1/2038	93,062	87,431
Freddie Mac Gold Pool 3.5% 8/1/2040	150,810	138,095
Freddie Mac Gold Pool 3.5% 8/1/2042	868,316	805,514
Freddie Mac Gold Pool 3.5% 8/1/2042	127,662	118,306
Freddie Mac Gold Pool 3.5% 8/1/2047	4,568,224	4,157,615
Freddie Mac Gold Pool 3.5% 8/1/2047	523,749	476,673
Freddie Mac Gold Pool 3.5% 8/1/2047	359,576	327,256
Freddie Mac Gold Pool 3.5% 8/1/2048	151,467	136,614
Freddie Mac Gold Pool 3.5% 8/1/2048	63,615	57,317
Freddie Mac Gold Pool 3.5% 8/1/2049	18,389,472	16,610,130
Freddie Mac Gold Pool 3.5% 8/1/2051	1,815,879	1,631,098
Freddie Mac Gold Pool 3.5% 9/1/2040	113,532	103,286
Freddie Mac Gold Pool 3.5% 9/1/2042	10,718,459	9,919,754
Freddie Mac Gold Pool 3.5% 9/1/2042	5,923,486	5,478,649
Freddie Mac Gold Pool 3.5% 9/1/2042	1,725	1,595
Freddie Mac Gold Pool 3.5% 9/1/2043	91,766	84,884
Freddie Mac Gold Pool 3.5% 9/1/2046	3,385,314	3,086,136
Freddie Mac Gold Pool 3.5% 9/1/2046	385,216	349,728
Freddie Mac Gold Pool 3.5% 9/1/2047	101,732	92,588
Freddie Mac Gold Pool 3.5% 9/1/2047	84,094	76,535
Freddie Mac Gold Pool 3.5% 9/1/2048	1,071,600	965,511
Freddie Mac Gold Pool 3.5% 9/1/2048	167,906	151,283
Freddie Mac Gold Pool 3.5% 9/1/2048	144,066	129,804
Freddie Mac Gold Pool 3.5% 9/1/2052	1,810,884	1,617,556
Freddie Mac Gold Pool 4% 1/1/2036	648,742	629,121
Freddie Mac Gold Pool 4% 1/1/2039	124,147	118,569
Freddie Mac Gold Pool 4% 1/1/2041	46,488	44,423
Freddie Mac Gold Pool 4% 1/1/2041	23,264	22,315
Freddie Mac Gold Pool 4% 1/1/2041	5,561	5,300
Freddie Mac Gold Pool 4% 1/1/2042	19,584	18,650
Freddie Mac Gold Pool 4% 1/1/2043	11,913	11,284
Freddie Mac Gold Pool 4% 1/1/2044	36,133	34,124
Freddie Mac Gold Pool 4% 1/1/2044	27,589	26,114
Freddie Mac Gold Pool 4% 1/1/2049	26,253	24,419
Freddie Mac Gold Pool 4% 10/1/2041	366,479	349,225
Freddie Mac Gold Pool 4% 10/1/2041	46,422	44,272
Freddie Mac Gold Pool 4% 10/1/2041	34,105	32,540
Freddie Mac Gold Pool 4% 10/1/2042	17,587	16,719
Freddie Mac Gold Pool 4% 10/1/2042	9,170	8,815
Freddie Mac Gold Pool 4% 10/1/2042	6,267	5,937
Freddie Mac Gold Pool 4% 10/1/2043	95,353	90,286
Freddie Mac Gold Pool 4% 10/1/2043	36,031	34,029
Freddie Mac Gold Pool 4% 10/1/2043	12,829	12,119
Freddie Mac Gold Pool 4% 10/1/2043	12,051	11,433
Freddie Mac Gold Pool 4% 10/1/2044	59,288	55,876
Freddie Mac Gold Pool 4% 10/1/2045	22,529	21,116
Freddie Mac Gold Pool 4% 10/1/2048	1,267,156	1,178,632
Freddie Mac Gold Pool 4% 10/1/2052	976,879	906,573
Freddie Mac Gold Pool 4% 11/1/2040	88,986	84,961
Freddie Mac Gold Pool 4% 11/1/2041	62,208	59,208
Freddie Mac Gold Pool 4% 11/1/2041	12,809	12,271
Freddie Mac Gold Pool 4% 11/1/2041	2,627	2,505
Freddie Mac Gold Pool 4% 11/1/2042	781,342	745,283
Freddie Mac Gold Pool 4% 11/1/2042	712,543	678,460
Freddie Mac Gold Pool 4% 11/1/2042	80,047	76,101
Freddie Mac Gold Pool 4% 11/1/2042	68,786	65,256
Freddie Mac Gold Pool 4% 11/1/2042	40,527	38,521
Freddie Mac Gold Pool 4% 11/1/2042	23,575	22,339
Freddie Mac Gold Pool 4% 11/1/2042	2,383	2,311
Freddie Mac Gold Pool 4% 11/1/2043	30,464	28,912
Freddie Mac Gold Pool 4% 11/1/2047	1,574,781	1,471,109
Freddie Mac Gold Pool 4% 11/1/2048	251,223	233,751
Freddie Mac Gold Pool 4% 11/1/2051	130,234	121,553
Freddie Mac Gold Pool 4% 12/1/2033	738,524	724,944
Freddie Mac Gold Pool 4% 12/1/2040	11,375	10,901
Freddie Mac Gold Pool 4% 12/1/2040	4,723	4,516
Freddie Mac Gold Pool 4% 12/1/2042	4,000,458	3,811,544
Freddie Mac Gold Pool 4% 12/1/2042	33,913	32,173
Freddie Mac Gold Pool 4% 12/1/2042	18,483	17,640
Freddie Mac Gold Pool 4% 12/1/2045	1,776,119	1,686,207
Freddie Mac Gold Pool 4% 12/1/2045	6,334	5,945
Freddie Mac Gold Pool 4% 12/1/2047	12,306,650	11,484,932
Freddie Mac Gold Pool 4% 12/1/2047	842,535	787,069
Freddie Mac Gold Pool 4% 12/1/2048	215,579	200,518
Freddie Mac Gold Pool 4% 2/1/2041	157,896	150,934
Freddie Mac Gold Pool 4% 2/1/2041	6,020	5,737
Freddie Mac Gold Pool 4% 2/1/2042	167,433	159,253
Freddie Mac Gold Pool 4% 2/1/2042	30,967	29,555
Freddie Mac Gold Pool 4% 2/1/2043	60,654	57,513
Freddie Mac Gold Pool 4% 2/1/2043	46,171	43,742
Freddie Mac Gold Pool 4% 2/1/2043	38,761	36,731
Freddie Mac Gold Pool 4% 2/1/2043	19,843	18,780
Freddie Mac Gold Pool 4% 2/1/2044	36,308	34,360
Freddie Mac Gold Pool 4% 2/1/2044	19,932	18,905
Freddie Mac Gold Pool 4% 2/1/2044	19,146	18,062
Freddie Mac Gold Pool 4% 2/1/2045	544,682	514,932
Freddie Mac Gold Pool 4% 2/1/2046	188,937	178,588
Freddie Mac Gold Pool 4% 2/1/2048	535,551	499,792
Freddie Mac Gold Pool 4% 2/1/2048	36,981	34,616
Freddie Mac Gold Pool 4% 2/1/2052	580,171	535,334
Freddie Mac Gold Pool 4% 2/1/2052	75,659	70,616
Freddie Mac Gold Pool 4% 2/1/2052	48,400	45,174
Freddie Mac Gold Pool 4% 2/1/2053	18,070,379	16,747,262
Freddie Mac Gold Pool 4% 2/1/2053	4,397,913	4,075,897
Freddie Mac Gold Pool 4% 3/1/2042	37,772	36,040
Freddie Mac Gold Pool 4% 3/1/2042	36,961	35,150
Freddie Mac Gold Pool 4% 3/1/2042	6,632	6,288
Freddie Mac Gold Pool 4% 3/1/2043	21,203	20,204
Freddie Mac Gold Pool 4% 3/1/2043	12,168	11,521
Freddie Mac Gold Pool 4% 3/1/2044	42,260	39,917
Freddie Mac Gold Pool 4% 3/1/2049	3,606,863	3,354,885
Freddie Mac Gold Pool 4% 3/1/2053	536,304	492,301
Freddie Mac Gold Pool 4% 4/1/2040	833	806
Freddie Mac Gold Pool 4% 4/1/2042	512,378	487,250
Freddie Mac Gold Pool 4% 4/1/2042	327,052	311,517
Freddie Mac Gold Pool 4% 4/1/2042	12,272	11,637
Freddie Mac Gold Pool 4% 4/1/2042	11,838	11,241
Freddie Mac Gold Pool 4% 4/1/2042	11,298	10,819
Freddie Mac Gold Pool 4% 4/1/2042	8,906	8,520
Freddie Mac Gold Pool 4% 4/1/2043	618,825	588,121
Freddie Mac Gold Pool 4% 4/1/2043	32,109	30,503
Freddie Mac Gold Pool 4% 4/1/2043	12,242	11,762
Freddie Mac Gold Pool 4% 4/1/2046	179,149	168,027
Freddie Mac Gold Pool 4% 4/1/2048	171,797	160,326
Freddie Mac Gold Pool 4% 4/1/2048	140,150	130,661
Freddie Mac Gold Pool 4% 4/1/2048	75,733	70,605
Freddie Mac Gold Pool 4% 4/1/2048	30,237	28,189
Freddie Mac Gold Pool 4% 4/1/2048	8,289	7,728
Freddie Mac Gold Pool 4% 4/1/2052	142,315	132,829
Freddie Mac Gold Pool 4% 4/1/2052	101,419	94,659
Freddie Mac Gold Pool 4% 5/1/2033	389,908	383,226
Freddie Mac Gold Pool 4% 5/1/2038	5,428,146	5,201,211
Freddie Mac Gold Pool 4% 5/1/2042	60,178	57,434
Freddie Mac Gold Pool 4% 5/1/2043	41,895	39,667
Freddie Mac Gold Pool 4% 5/1/2043	14,446	13,657
Freddie Mac Gold Pool 4% 5/1/2043	14,243	13,468
Freddie Mac Gold Pool 4% 5/1/2043	13,004	12,298
Freddie Mac Gold Pool 4% 5/1/2043	4,287	4,061
Freddie Mac Gold Pool 4% 5/1/2045	1,327,519	1,265,929
Freddie Mac Gold Pool 4% 5/1/2045	62,443	58,739
Freddie Mac Gold Pool 4% 5/1/2048	1,026,511	960,216
Freddie Mac Gold Pool 4% 5/1/2050	1,896,504	1,758,086
Freddie Mac Gold Pool 4% 5/1/2052	1,769,985	1,630,430
Freddie Mac Gold Pool 4% 6/1/2038	63,194	60,552
Freddie Mac Gold Pool 4% 6/1/2038	47,101	45,132
Freddie Mac Gold Pool 4% 6/1/2041	15,760	15,001
Freddie Mac Gold Pool 4% 6/1/2041	2,784	2,716
Freddie Mac Gold Pool 4% 6/1/2043	36,534	34,850
Freddie Mac Gold Pool 4% 6/1/2043	21,805	20,630
Freddie Mac Gold Pool 4% 6/1/2045	47,943	45,146
Freddie Mac Gold Pool 4% 6/1/2047	3,075,144	2,880,387
Freddie Mac Gold Pool 4% 6/1/2047	592,279	552,938
Freddie Mac Gold Pool 4% 6/1/2047	231,365	217,146
Freddie Mac Gold Pool 4% 6/1/2048	2,375,166	2,211,462
Freddie Mac Gold Pool 4% 6/1/2052	82,381	76,890
Freddie Mac Gold Pool 4% 7/1/2041	3,427	3,261
Freddie Mac Gold Pool 4% 7/1/2042	700,797	665,377
Freddie Mac Gold Pool 4% 7/1/2043	88,071	83,379
Freddie Mac Gold Pool 4% 7/1/2043	74,971	71,184
Freddie Mac Gold Pool 4% 7/1/2043	35,542	33,738
Freddie Mac Gold Pool 4% 7/1/2043	33,629	31,789
Freddie Mac Gold Pool 4% 7/1/2043	23,589	22,306
Freddie Mac Gold Pool 4% 7/1/2043	20,474	19,353
Freddie Mac Gold Pool 4% 7/1/2043	7,771	7,348
Freddie Mac Gold Pool 4% 7/1/2044	945,089	902,133
Freddie Mac Gold Pool 4% 7/1/2045	153,069	144,140
Freddie Mac Gold Pool 4% 7/1/2052	125,944	117,549
Freddie Mac Gold Pool 4% 8/1/2038	358,630	343,637
Freddie Mac Gold Pool 4% 8/1/2038	254,406	243,770
Freddie Mac Gold Pool 4% 8/1/2043	39,403	37,294
Freddie Mac Gold Pool 4% 8/1/2043	30,822	29,378
Freddie Mac Gold Pool 4% 8/1/2043	26,805	25,548
Freddie Mac Gold Pool 4% 8/1/2043	7,067	6,681
Freddie Mac Gold Pool 4% 8/1/2044	9,715	9,232
Freddie Mac Gold Pool 4% 8/1/2044	9,522	8,994
Freddie Mac Gold Pool 4% 8/1/2048	1,069,687	995,960
Freddie Mac Gold Pool 4% 8/1/2052	60,475	56,425
Freddie Mac Gold Pool 4% 9/1/2041	50,327	48,007
Freddie Mac Gold Pool 4% 9/1/2041	16,491	15,726
Freddie Mac Gold Pool 4% 9/1/2041	14,986	14,262
Freddie Mac Gold Pool 4% 9/1/2041	9,425	9,019
Freddie Mac Gold Pool 4% 9/1/2042	5,207,523	4,953,487
Freddie Mac Gold Pool 4% 9/1/2042	50,572	48,346
Freddie Mac Gold Pool 4% 9/1/2043	62,787	59,525
Freddie Mac Gold Pool 4% 9/1/2043	56,374	53,411
Freddie Mac Gold Pool 4% 9/1/2043	54,488	51,685
Freddie Mac Gold Pool 4% 9/1/2043	49,123	46,430
Freddie Mac Gold Pool 4% 9/1/2043	47,295	44,743
Freddie Mac Gold Pool 4% 9/1/2043	32,443	30,755
Freddie Mac Gold Pool 4% 9/1/2043	17,253	16,294
Freddie Mac Gold Pool 4% 9/1/2043	7,555	7,191
Freddie Mac Gold Pool 4% 9/1/2044	41,605	39,330
Freddie Mac Gold Pool 4% 9/1/2048	1,404,279	1,307,491
Freddie Mac Gold Pool 4% 9/1/2048	259,571	241,681
Freddie Mac Gold Pool 4% 9/1/2051	150,979	141,010
Freddie Mac Gold Pool 4.5% 1/1/2040	15,664	15,441
Freddie Mac Gold Pool 4.5% 1/1/2041	14,159	13,944
Freddie Mac Gold Pool 4.5% 1/1/2041	9,458	9,328
Freddie Mac Gold Pool 4.5% 1/1/2042	462,584	455,315
Freddie Mac Gold Pool 4.5% 1/1/2045	16,402	15,898
Freddie Mac Gold Pool 4.5% 1/1/2047	32,596	31,372
Freddie Mac Gold Pool 4.5% 10/1/2035	1,076	1,064
Freddie Mac Gold Pool 4.5% 10/1/2039	197,775	194,919
Freddie Mac Gold Pool 4.5% 10/1/2039	47,353	46,644
Freddie Mac Gold Pool 4.5% 10/1/2039	8,636	8,512
Freddie Mac Gold Pool 4.5% 10/1/2039	1,818	1,790
Freddie Mac Gold Pool 4.5% 10/1/2040	42,637	41,967
Freddie Mac Gold Pool 4.5% 10/1/2040	28,973	28,475
Freddie Mac Gold Pool 4.5% 10/1/2041	125,960	123,746
Freddie Mac Gold Pool 4.5% 10/1/2043	23,859	23,329
Freddie Mac Gold Pool 4.5% 10/1/2048	89,037	85,304
Freddie Mac Gold Pool 4.5% 10/1/2048	38,491	37,118
Freddie Mac Gold Pool 4.5% 11/1/2031	3,562	3,539
Freddie Mac Gold Pool 4.5% 11/1/2039	1,285	1,266
Freddie Mac Gold Pool 4.5% 11/1/2039	736	725
Freddie Mac Gold Pool 4.5% 11/1/2040	23,390	23,026
Freddie Mac Gold Pool 4.5% 11/1/2040	2,223	2,189
Freddie Mac Gold Pool 4.5% 11/1/2044	125,120	121,477
Freddie Mac Gold Pool 4.5% 11/1/2044	4,992	4,846
Freddie Mac Gold Pool 4.5% 12/1/2039	1,076	1,059
Freddie Mac Gold Pool 4.5% 12/1/2039	375	370
Freddie Mac Gold Pool 4.5% 12/1/2040	17,728	17,422
Freddie Mac Gold Pool 4.5% 12/1/2040	13,436	13,204
Freddie Mac Gold Pool 4.5% 12/1/2040	895	880
Freddie Mac Gold Pool 4.5% 12/1/2044	28,323	27,498
Freddie Mac Gold Pool 4.5% 12/1/2044	4,989	4,844
Freddie Mac Gold Pool 4.5% 12/1/2045	84,345	83,155
Freddie Mac Gold Pool 4.5% 12/1/2046	44,007	42,355
Freddie Mac Gold Pool 4.5% 12/1/2048	1,693,687	1,625,321
Freddie Mac Gold Pool 4.5% 2/1/2037	1,084	1,073
Freddie Mac Gold Pool 4.5% 2/1/2040	3,044	3,001
Freddie Mac Gold Pool 4.5% 2/1/2041	68,379	67,332
Freddie Mac Gold Pool 4.5% 2/1/2041	21,035	20,665
Freddie Mac Gold Pool 4.5% 2/1/2041	20,430	20,064
Freddie Mac Gold Pool 4.5% 2/1/2041	20,213	19,899
Freddie Mac Gold Pool 4.5% 2/1/2041	17,762	17,479
Freddie Mac Gold Pool 4.5% 2/1/2041	16,995	16,740
Freddie Mac Gold Pool 4.5% 2/1/2041	10,918	10,761
Freddie Mac Gold Pool 4.5% 2/1/2041	9,278	9,116
Freddie Mac Gold Pool 4.5% 2/1/2041	8,428	8,300
Freddie Mac Gold Pool 4.5% 2/1/2044	11,645	11,402
Freddie Mac Gold Pool 4.5% 2/1/2047	159,327	153,195
Freddie Mac Gold Pool 4.5% 3/1/2041	176,479	173,686
Freddie Mac Gold Pool 4.5% 3/1/2041	82,340	81,057
Freddie Mac Gold Pool 4.5% 3/1/2041	19,985	19,677
Freddie Mac Gold Pool 4.5% 3/1/2041	17,022	16,757
Freddie Mac Gold Pool 4.5% 3/1/2041	16,173	15,910
Freddie Mac Gold Pool 4.5% 3/1/2041	3,543	3,487
Freddie Mac Gold Pool 4.5% 3/1/2042	1,851	1,822
Freddie Mac Gold Pool 4.5% 3/1/2044	9,520	9,261
Freddie Mac Gold Pool 4.5% 4/1/2041	226,773	223,149
Freddie Mac Gold Pool 4.5% 4/1/2041	27,064	26,572
Freddie Mac Gold Pool 4.5% 4/1/2041	23,463	23,064
Freddie Mac Gold Pool 4.5% 4/1/2041	2,660	2,612
Freddie Mac Gold Pool 4.5% 4/1/2041	1,069	1,052
Freddie Mac Gold Pool 4.5% 4/1/2048	393,632	377,005
Freddie Mac Gold Pool 4.5% 5/1/2035	7,426	7,352
Freddie Mac Gold Pool 4.5% 5/1/2039	67,039	66,128
Freddie Mac Gold Pool 4.5% 5/1/2039	15,240	15,026
Freddie Mac Gold Pool 4.5% 5/1/2039	1,291	1,272
Freddie Mac Gold Pool 4.5% 5/1/2040	2,372	2,337
Freddie Mac Gold Pool 4.5% 5/1/2041	29,273	28,767
Freddie Mac Gold Pool 4.5% 5/1/2041	29,038	28,513
Freddie Mac Gold Pool 4.5% 5/1/2041	10,155	9,995
Freddie Mac Gold Pool 4.5% 5/1/2045	140,384	136,077
Freddie Mac Gold Pool 4.5% 5/1/2047	402,217	386,736
Freddie Mac Gold Pool 4.5% 5/1/2047	300,224	288,669
Freddie Mac Gold Pool 4.5% 5/1/2047	130,107	125,099
Freddie Mac Gold Pool 4.5% 6/1/2025	20	19
Freddie Mac Gold Pool 4.5% 6/1/2038	9,275	9,183
Freddie Mac Gold Pool 4.5% 6/1/2039	3,210	3,163
Freddie Mac Gold Pool 4.5% 6/1/2040	4,975	4,901
Freddie Mac Gold Pool 4.5% 6/1/2041	32,931	32,448
Freddie Mac Gold Pool 4.5% 6/1/2041	19,478	19,135
Freddie Mac Gold Pool 4.5% 6/1/2041	19,316	19,035
Freddie Mac Gold Pool 4.5% 6/1/2041	12,157	11,943
Freddie Mac Gold Pool 4.5% 6/1/2041	7,968	7,866
Freddie Mac Gold Pool 4.5% 6/1/2041	7,774	7,642
Freddie Mac Gold Pool 4.5% 6/1/2041	1,998	1,964
Freddie Mac Gold Pool 4.5% 6/1/2047	575,166	553,028
Freddie Mac Gold Pool 4.5% 6/1/2047	91,789	88,399
Freddie Mac Gold Pool 4.5% 7/1/2025	357	357
Freddie Mac Gold Pool 4.5% 7/1/2040	32,349	31,879
Freddie Mac Gold Pool 4.5% 7/1/2040	14,167	13,935
Freddie Mac Gold Pool 4.5% 7/1/2040	12,732	12,536
Freddie Mac Gold Pool 4.5% 7/1/2041	502,582	493,671
Freddie Mac Gold Pool 4.5% 7/1/2041	9,202	9,055
Freddie Mac Gold Pool 4.5% 7/1/2044	2,870	2,786
Freddie Mac Gold Pool 4.5% 7/1/2047	241,346	231,981
Freddie Mac Gold Pool 4.5% 7/1/2047	166,873	161,233
Freddie Mac Gold Pool 4.5% 7/1/2047	72,611	69,907
Freddie Mac Gold Pool 4.5% 7/1/2049	9,336,881	8,951,235
Freddie Mac Gold Pool 4.5% 8/1/2033	3,753	3,722
Freddie Mac Gold Pool 4.5% 8/1/2035	1,009	999
Freddie Mac Gold Pool 4.5% 8/1/2040	25,466	25,078
Freddie Mac Gold Pool 4.5% 8/1/2040	6,933	6,824
Freddie Mac Gold Pool 4.5% 8/1/2040	1,777	1,750
Freddie Mac Gold Pool 4.5% 8/1/2040	1,166	1,149
Freddie Mac Gold Pool 4.5% 8/1/2041	80,738	79,444
Freddie Mac Gold Pool 4.5% 8/1/2041	13,277	13,069
Freddie Mac Gold Pool 4.5% 8/1/2041	11,322	11,122
Freddie Mac Gold Pool 4.5% 8/1/2041	9,076	8,937
Freddie Mac Gold Pool 4.5% 8/1/2041	467	460
Freddie Mac Gold Pool 4.5% 9/1/2039	51,249	50,620
Freddie Mac Gold Pool 4.5% 9/1/2039	4,876	4,807
Freddie Mac Gold Pool 4.5% 9/1/2039	707	697
Freddie Mac Gold Pool 4.5% 9/1/2040	21,418	21,089
Freddie Mac Gold Pool 4.5% 9/1/2041	197,919	195,000
Freddie Mac Gold Pool 4.5% 9/1/2041	112,195	110,420
Freddie Mac Gold Pool 4.5% 9/1/2041	84,225	82,861
Freddie Mac Gold Pool 4.5% 9/1/2041	11,319	11,143
Freddie Mac Gold Pool 4.5% 9/1/2041	2,281	2,245
Freddie Mac Gold Pool 5% 1/1/2035	89,535	90,141
Freddie Mac Gold Pool 5% 1/1/2037	3,937	3,966
Freddie Mac Gold Pool 5% 1/1/2040	36,709	36,949
Freddie Mac Gold Pool 5% 1/1/2041	2,485	2,501
Freddie Mac Gold Pool 5% 1/1/2053	11,922,339	11,648,957
Freddie Mac Gold Pool 5% 10/1/2033	9,810	9,877
Freddie Mac Gold Pool 5% 10/1/2033	6,942	6,989
Freddie Mac Gold Pool 5% 10/1/2033	344	346
Freddie Mac Gold Pool 5% 10/1/2052	19,000,944	18,612,750
Freddie Mac Gold Pool 5% 11/1/2033	21,838	21,982
Freddie Mac Gold Pool 5% 11/1/2035	5,589	5,629
Freddie Mac Gold Pool 5% 11/1/2037	479	482
Freddie Mac Gold Pool 5% 11/1/2040	5,250	5,285
Freddie Mac Gold Pool 5% 11/1/2052	29,135,937	28,531,579
Freddie Mac Gold Pool 5% 11/1/2052	8,564,268	8,413,385
Freddie Mac Gold Pool 5% 11/1/2053	460,275	446,521
Freddie Mac Gold Pool 5% 12/1/2033	6,523	6,568
Freddie Mac Gold Pool 5% 12/1/2033	3,812	3,838
Freddie Mac Gold Pool 5% 12/1/2033	1,248	1,256
Freddie Mac Gold Pool 5% 12/1/2034	8,840	8,902
Freddie Mac Gold Pool 5% 12/1/2035	15,504	15,616
Freddie Mac Gold Pool 5% 12/1/2052	20,104,261	19,687,244
Freddie Mac Gold Pool 5% 12/1/2052	3,512,454	3,439,597
Freddie Mac Gold Pool 5% 12/1/2052	3,468,163	3,396,224
Freddie Mac Gold Pool 5% 12/1/2052	3,229,576	3,162,586
Freddie Mac Gold Pool 5% 12/1/2054	1,530,107	1,481,872
Freddie Mac Gold Pool 5% 2/1/2035	9,058	9,115
Freddie Mac Gold Pool 5% 2/1/2040	7,984	8,035
Freddie Mac Gold Pool 5% 2/1/2041	5,993	6,030
Freddie Mac Gold Pool 5% 2/1/2041	5,626	5,660
Freddie Mac Gold Pool 5% 3/1/2041	11,532	11,606
Freddie Mac Gold Pool 5% 3/1/2041	11,306	11,374
Freddie Mac Gold Pool 5% 3/1/2041	1,682	1,684
Freddie Mac Gold Pool 5% 4/1/2034	3,195	3,217
Freddie Mac Gold Pool 5% 4/1/2035	22,672	22,826
Freddie Mac Gold Pool 5% 4/1/2035	8,002	8,059
Freddie Mac Gold Pool 5% 4/1/2035	5,859	5,901
Freddie Mac Gold Pool 5% 4/1/2036	57,340	57,752
Freddie Mac Gold Pool 5% 4/1/2040	49,998	50,320
Freddie Mac Gold Pool 5% 4/1/2041	2,509	2,524
Freddie Mac Gold Pool 5% 5/1/2034	3,876	3,903
Freddie Mac Gold Pool 5% 5/1/2034	2,701	2,719
Freddie Mac Gold Pool 5% 5/1/2034	1,939	1,952
Freddie Mac Gold Pool 5% 5/1/2034	314	316
Freddie Mac Gold Pool 5% 5/1/2035	22,151	22,308
Freddie Mac Gold Pool 5% 5/1/2035	787	792
Freddie Mac Gold Pool 5% 5/1/2040	7,069	7,115
Freddie Mac Gold Pool 5% 5/1/2041	10,133	10,194
Freddie Mac Gold Pool 5% 5/1/2052	7,166,563	7,022,388
Freddie Mac Gold Pool 5% 5/1/2052	582,991	573,267
Freddie Mac Gold Pool 5% 6/1/2035	4,150	4,179
Freddie Mac Gold Pool 5% 6/1/2035	1,844	1,857
Freddie Mac Gold Pool 5% 6/1/2038	1,559	1,569
Freddie Mac Gold Pool 5% 6/1/2038	1,158	1,166
Freddie Mac Gold Pool 5% 6/1/2040	32,047	32,255
Freddie Mac Gold Pool 5% 6/1/2040	25,550	25,715
Freddie Mac Gold Pool 5% 6/1/2041	804,317	809,446
Freddie Mac Gold Pool 5% 6/1/2041	12,469	12,525
Freddie Mac Gold Pool 5% 6/1/2052	8,819,826	8,642,392
Freddie Mac Gold Pool 5% 6/1/2052	3,860,501	3,794,901
Freddie Mac Gold Pool 5% 6/1/2052	1,814,288	1,784,026
Freddie Mac Gold Pool 5% 6/1/2053	28,493	27,659
Freddie Mac Gold Pool 5% 7/1/2033	1,289	1,287
Freddie Mac Gold Pool 5% 7/1/2035	144,621	145,633
Freddie Mac Gold Pool 5% 7/1/2035	20,138	20,283
Freddie Mac Gold Pool 5% 7/1/2035	1,045	1,053
Freddie Mac Gold Pool 5% 7/1/2035	333	335
Freddie Mac Gold Pool 5% 7/1/2035	116	117
Freddie Mac Gold Pool 5% 7/1/2040	5,990	6,030
Freddie Mac Gold Pool 5% 7/1/2041	14,597	14,683
Freddie Mac Gold Pool 5% 7/1/2041	13,494	13,555
Freddie Mac Gold Pool 5% 7/1/2041	8,401	8,457
Freddie Mac Gold Pool 5% 7/1/2041	7,930	7,977
Freddie Mac Gold Pool 5% 7/1/2041	6,538	6,578
Freddie Mac Gold Pool 5% 7/1/2041	5,184	5,217
Freddie Mac Gold Pool 5% 7/1/2041	4,441	4,473
Freddie Mac Gold Pool 5% 8/1/2033	2,626	2,644
Freddie Mac Gold Pool 5% 8/1/2033	792	798
Freddie Mac Gold Pool 5% 8/1/2034	35,080	35,321
Freddie Mac Gold Pool 5% 8/1/2035	2,876	2,896
Freddie Mac Gold Pool 5% 8/1/2035	393	395
Freddie Mac Gold Pool 5% 8/1/2036	13,049	13,143
Freddie Mac Gold Pool 5% 8/1/2036	802	808
Freddie Mac Gold Pool 5% 8/1/2040	27,617	27,799
Freddie Mac Gold Pool 5% 8/1/2040	1,418	1,428
Freddie Mac Gold Pool 5% 9/1/2033	8,432	8,488
Freddie Mac Gold Pool 5% 9/1/2035	18,430	18,563
Freddie Mac Gold Pool 5% 9/1/2035	824	829
Freddie Mac Gold Pool 5% 9/1/2035	89	89
Freddie Mac Gold Pool 5% 9/1/2052	7,185,044	7,038,252
Freddie Mac Gold Pool 5% 9/1/2052	2,305,456	2,245,748
Freddie Mac Gold Pool 5% 9/1/2054	1,931,877	1,878,372
Freddie Mac Gold Pool 5.5% 1/1/2055	37,543,717	37,672,019
Freddie Mac Gold Pool 5.5% 1/1/2055	11,511,360	11,500,337
Freddie Mac Gold Pool 5.5% 10/1/2054	19,328,965	19,310,456
Freddie Mac Gold Pool 5.5% 11/1/2054	18,078,043	18,117,225
Freddie Mac Gold Pool 5.5% 2/1/2054	3,258,686	3,236,218
Freddie Mac Gold Pool 5.5% 2/1/2054	3,022,324	3,003,374
Freddie Mac Gold Pool 5.5% 2/1/2055	19,021,020	18,842,316
Freddie Mac Gold Pool 5.5% 3/1/2034	48,823	50,072
Freddie Mac Gold Pool 5.5% 3/1/2053 (s)(t)(u)(v)	59,484,480	59,650,585
Freddie Mac Gold Pool 5.5% 3/1/2055	2,849,716	2,822,943
Freddie Mac Gold Pool 5.5% 3/1/2055	1,784,834	1,768,065
Freddie Mac Gold Pool 5.5% 4/1/2055	596,598	591,180
Freddie Mac Gold Pool 5.5% 5/1/2034	349,137	357,488
Freddie Mac Gold Pool 5.5% 5/1/2053	17,546,582	17,518,813
Freddie Mac Gold Pool 5.5% 5/1/2054	12,088,924	12,001,791
Freddie Mac Gold Pool 5.5% 5/1/2054	8,362,660	8,287,490
Freddie Mac Gold Pool 5.5% 5/1/2055	2,553,180	2,529,991
Freddie Mac Gold Pool 5.5% 6/1/2054	8,030,638	7,958,452
Freddie Mac Gold Pool 5.5% 7/1/2035	30,910	31,690
Freddie Mac Gold Pool 5.5% 9/1/2052	23,338,224	23,315,876
Freddie Mac Gold Pool 5.5% 9/1/2053	21,591,648	21,624,951
Freddie Mac Gold Pool 5.5% 9/1/2054	11,927,542	11,819,209
Freddie Mac Gold Pool 5.5% 9/1/2054	6,438,545	6,380,066
Freddie Mac Gold Pool 5.5% 9/1/2054	4,662,684	4,665,504
Freddie Mac Gold Pool 6% 1/1/2029	116	119
Freddie Mac Gold Pool 6% 1/1/2032	1,989	2,055
Freddie Mac Gold Pool 6% 1/1/2032	1,263	1,303
Freddie Mac Gold Pool 6% 10/1/2032	1,061	1,098
Freddie Mac Gold Pool 6% 10/1/2034	2,371	2,442
Freddie Mac Gold Pool 6% 10/1/2054	18,666,416	19,120,212
Freddie Mac Gold Pool 6% 11/1/2028	141	144
Freddie Mac Gold Pool 6% 11/1/2029	99	101
Freddie Mac Gold Pool 6% 11/1/2031	1,346	1,391
Freddie Mac Gold Pool 6% 11/1/2032	11,012	11,381
Freddie Mac Gold Pool 6% 11/1/2052	1,381,299	1,403,225
Freddie Mac Gold Pool 6% 11/1/2053	5,238,360	5,337,880
Freddie Mac Gold Pool 6% 12/1/2032	556	576
Freddie Mac Gold Pool 6% 12/1/2037	28,948	30,370
Freddie Mac Gold Pool 6% 12/1/2037	7,493	7,862
Freddie Mac Gold Pool 6% 12/1/2052	2,892,949	2,952,430
Freddie Mac Gold Pool 6% 2/1/2029	112	114
Freddie Mac Gold Pool 6% 2/1/2029	67	68
Freddie Mac Gold Pool 6% 2/1/2029	43	43
Freddie Mac Gold Pool 6% 2/1/2029	4	3
Freddie Mac Gold Pool 6% 2/1/2055	5,218,254	5,345,114
Freddie Mac Gold Pool 6% 3/1/2029	94	95
Freddie Mac Gold Pool 6% 4/1/2029	36	35
Freddie Mac Gold Pool 6% 4/1/2031	1,030	1,061
Freddie Mac Gold Pool 6% 4/1/2032	2,970	3,069
Freddie Mac Gold Pool 6% 4/1/2033	3,650	3,777
Freddie Mac Gold Pool 6% 4/1/2054 (s)	53,234,909	54,479,185
Freddie Mac Gold Pool 6% 5/1/2029	218	221
Freddie Mac Gold Pool 6% 5/1/2029	43	43
Freddie Mac Gold Pool 6% 5/1/2033	28,255	29,099
Freddie Mac Gold Pool 6% 5/1/2054	30,399,375	31,138,408
Freddie Mac Gold Pool 6% 6/1/2029	500	508
Freddie Mac Gold Pool 6% 6/1/2029	194	198
Freddie Mac Gold Pool 6% 6/1/2029	94	95
Freddie Mac Gold Pool 6% 6/1/2031	347	358
Freddie Mac Gold Pool 6% 6/1/2054	45,942	46,603
Freddie Mac Gold Pool 6% 7/1/2029	157	160
Freddie Mac Gold Pool 6% 7/1/2029	83	84
Freddie Mac Gold Pool 6% 7/1/2029	50	50
Freddie Mac Gold Pool 6% 7/1/2032	2,643	2,727
Freddie Mac Gold Pool 6% 7/1/2033	3,464	3,594
Freddie Mac Gold Pool 6% 7/1/2037	2,251	2,362
Freddie Mac Gold Pool 6% 7/1/2039	66,085,899	67,701,812
Freddie Mac Gold Pool 6% 8/1/2037	25,198	26,394
Freddie Mac Gold Pool 6% 9/1/2033	24,134	25,011
Freddie Mac Gold Pool 6% 9/1/2036	9,623	10,084
Freddie Mac Gold Pool 6% 9/1/2054 (t)	38,309,003	39,276,240
Freddie Mac Gold Pool 6% 9/1/2054	22,621,811	23,065,725
Freddie Mac Gold Pool 6.5% 1/1/2032	17,087	17,784
Freddie Mac Gold Pool 6.5% 1/1/2054	27,720,702	28,743,526
Freddie Mac Gold Pool 6.5% 1/1/2054	11,815,901	12,266,648
Freddie Mac Gold Pool 6.5% 1/1/2054	2,981,715	3,089,869
Freddie Mac Gold Pool 6.5% 10/1/2032	10,097	10,531
Freddie Mac Gold Pool 6.5% 10/1/2053	6,723,889	6,967,782
Freddie Mac Gold Pool 6.5% 10/1/2053	6,612,765	6,856,760
Freddie Mac Gold Pool 6.5% 12/1/2053	4,519,016	4,695,218
Freddie Mac Gold Pool 6.5% 2/1/2037	844	888
Freddie Mac Gold Pool 6.5% 2/1/2054	12,812,697	13,277,446
Freddie Mac Gold Pool 6.5% 3/1/2032	403	420
Freddie Mac Gold Pool 6.5% 3/1/2032	221	231
Freddie Mac Gold Pool 6.5% 3/1/2036	79,665	82,882
Freddie Mac Gold Pool 6.5% 3/1/2037	740	785
Freddie Mac Gold Pool 6.5% 4/1/2032	961	1,000
Freddie Mac Gold Pool 6.5% 4/1/2032	199	208
Freddie Mac Gold Pool 6.5% 5/1/2031	456	474
Freddie Mac Gold Pool 6.5% 5/1/2033	5,336	5,511
Freddie Mac Gold Pool 6.5% 6/1/2054	33,929,894	35,266,647
Freddie Mac Gold Pool 6.5% 6/1/2054	19,405,432	20,213,923
Freddie Mac Gold Pool 6.5% 7/1/2032	199	208
Freddie Mac Gold Pool 6.5% 8/1/2032	3,049	3,172
Freddie Mac Gold Pool 6.5% 8/1/2032	2,055	2,142
Freddie Mac Gold Pool 6.5% 8/1/2032	1,937	2,018
Freddie Mac Gold Pool 6.5% 9/1/2039	101,686	107,938
Freddie Mac Gold Pool 6.5% 9/1/2053	4,025,253	4,182,894
Freddie Mac Gold Pool 6.5% 9/1/2053	3,883,957	4,024,838
Freddie Mac Gold Pool 6.5% 9/1/2054	22,999,338	23,971,936
Freddie Mac Gold Pool 7% 1/1/2036	4,695	4,942
Freddie Mac Gold Pool 7% 11/1/2026	168	170
Freddie Mac Gold Pool 7% 11/1/2034	7,594	7,991
Freddie Mac Gold Pool 7% 11/1/2034	7,037	7,441
Freddie Mac Gold Pool 7% 12/1/2026	844	851
Freddie Mac Gold Pool 7% 2/1/2027	68	68
Freddie Mac Gold Pool 7% 3/1/2026	247	248
Freddie Mac Gold Pool 7% 4/1/2032	2,575	2,692
Freddie Mac Gold Pool 7% 4/1/2032	1,122	1,184
Freddie Mac Gold Pool 7% 7/1/2026	104	105
Freddie Mac Gold Pool 7% 7/1/2029	12,653	13,198
Freddie Mac Gold Pool 7% 8/1/2026	1,211	1,219
Freddie Mac Gold Pool 7% 8/1/2034	898	959
Freddie Mac Gold Pool 7% 9/1/2026	1,465	1,476
Freddie Mac Gold Pool 7% 9/1/2035	19,602	20,672
Freddie Mac Gold Pool 7.5% 1/1/2027	35	34
Freddie Mac Gold Pool 7.5% 11/1/2029	184	192
Freddie Mac Gold Pool 7.5% 11/1/2030	92	98
Freddie Mac Gold Pool 7.5% 2/1/2032	14,252	15,143
Freddie Mac Gold Pool 7.5% 5/1/2031	114	119
Freddie Mac Gold Pool 7.5% 6/1/2027	52	52
Freddie Mac Gold Pool 7.5% 7/1/2034	6,074	6,335
Freddie Mac Gold Pool 7.5% 9/1/2030	583	616
Freddie Mac Gold Pool 7.5% 9/1/2030	39	40
Freddie Mac Gold Pool 7.5% 9/1/2030	10	9
Freddie Mac Gold Pool 7.5% 9/1/2031	390	413
Freddie Mac Gold Pool 8% 11/1/2031	311	322
Freddie Mac Gold Pool 8% 2/1/2030	33	33
Freddie Mac Gold Pool 8% 4/1/2032	43	43
Freddie Mac Gold Pool 8% 7/1/2030	284	295
Freddie Mac Gold Pool 8% 8/1/2030	660	682
Freddie Mac Gold Pool 8% 8/1/2030	23	23
Freddie Mac Gold Pool 8% 8/1/2030	9	9
Freddie Mac Gold Pool 8% 9/1/2030	19	19
Freddie Mac Gold Pool 8.5% 1/1/2028	5	4
Freddie Mac Gold Pool 8.5% 12/1/2027	8	7
Freddie Mac Gold Pool 8.5% 5/1/2027	12	11
Freddie Mac Gold Pool 8.5% 5/1/2027	4	3
Freddie Mac Gold Pool 8.5% 8/1/2026	20	19
Freddie Mac Gold Pool 8.5% 8/1/2027	295	301
Freddie Mac Gold Pool 8.5% 8/1/2027	18	17
Freddie Mac Gold Pool 8.5% 9/1/2026	11	10
Freddie Mac Manufactured Housing participation certificates 5.5% 4/1/2055	28,269,344	28,047,922
Freddie Mac Manufactured Housing participation certificates 6% 3/1/2055	14,380,602	14,695,378
Freddie Mac Manufactured Housing participation certificates 6.5% 3/1/2055	6,563,760	6,835,688
Freddie Mac Manufactured Housing participation certificates 6.5% 3/1/2055	6,110,810	6,373,521
Freddie Mac Manufactured Housing participation certificates 6.5% 3/1/2055	1,930,770	2,024,787
Freddie Mac Multifamily Structured pass-thru certificates 5.5% 9/1/2054	6,866,651	6,804,283
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.325%, 6.133% 1/1/2036 (c)(d)	3,383	3,435
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.375%, 6.381% 3/1/2036 (c)(d)	13,870	14,111
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.5%, 6.5% 3/1/2036 (c)(d)	14,070	14,426
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.75%, 6.61% 12/1/2040 (c)(d)	110,048	114,015
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.75%, 7.3% 9/1/2041 (c)(d)	34,839	36,089
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.75%, 7.567% 7/1/2041 (c)(d)	24,834	25,699
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.864%, 6.864% 4/1/2036 (c)(d)	7,289	7,532
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.88%, 6.88% 4/1/2041 (c)(d)	589	613
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.88%, 7.601% 9/1/2041 (c)(d)	4,503	4,676
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.91%, 7.125% 5/1/2041 (c)(d)	8,366	8,709
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.91%, 7.308% 5/1/2041 (c)(d)	5,711	5,930
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.91%, 7.572% 6/1/2041 (c)(d)	8,032	8,341
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.91%, 7.785% 6/1/2041 (c)(d)	2,320	2,408
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.927%, 7.283% 10/1/2042 (c)(d)	14,232	14,754
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 1.961%, 7.711% 6/1/2033 (c)(d)	2,577	2,637
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.01%, 7.009% 4/1/2038 (c)(d)	5,925	6,175
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.031%, 7.658% 3/1/2033 (c)(d)	110	111
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.045%, 7.905% 7/1/2036 (c)(d)	6,218	6,417
Freddie Mac Non Gold Pool 1 year FTSE USD IBOR Consumer Fallbacks + 2.2%, 6.825% 12/1/2036 (c)(d)	11,482	11,962
Freddie Mac Non Gold Pool 1 year U.S. Treasury Index + 2.035%, 6.681% 6/1/2033 (c)(d)	10,882	11,024
Freddie Mac Non Gold Pool 1 year U.S. Treasury Index + 2.247%, 7.038% 6/1/2033 (c)(d)	19,335	19,623
Freddie Mac Non Gold Pool 1 year U.S. Treasury Index + 2.375%, 7.219% 3/1/2035 (c)(d)	33,144	33,793
Freddie Mac Non Gold Pool 4% 9/1/2040	4,138	3,962
Freddie Mac Non Gold Pool 5% 8/1/2053	7,705,901	7,502,112
Freddie Mac Non Gold Pool 5.5% 12/1/2054	6,103,814	6,046,468
Freddie Mac Non Gold Pool 5.5% 12/1/2054	6,018,393	5,961,850
Freddie Mac Non Gold Pool 5.5% 2/1/2055	1,014,896	1,006,392
Freddie Mac Non Gold Pool 5.5% 2/1/2055	39,989	39,614
Freddie Mac Non Gold Pool 5.5% 4/1/2055	11,779,022	11,786,147
Freddie Mac Non Gold Pool 5.5% 5/1/2053	8,147,879	8,157,900
Freddie Mac Non Gold Pool 5.5% 6/1/2053	4,107,062	4,103,129
Freddie Mac Non Gold Pool 5.5% 7/1/2053	5,758,119	5,752,605
Freddie Mac Non Gold Pool 5.5% 8/1/2053	26,795,354	26,819,936
Freddie Mac Non Gold Pool 5.5% 8/1/2053	9,107,670	9,116,026
Freddie Mac Non Gold Pool 5.5% 8/1/2053	8,993,820	8,985,208
Freddie Mac Non Gold Pool 6 month FTSE USD IBOR Consumer Fallbacks + 1.125%, 6% 8/1/2037 (c)(d)	4,239	4,255
Freddie Mac Non Gold Pool 6 month FTSE USD IBOR Consumer Fallbacks + 1.665%, 6.29% 10/1/2036 (c)(d)	7,254	7,378
Freddie Mac Non Gold Pool 6 month FTSE USD IBOR Consumer Fallbacks + 1.995%, 6.662% 10/1/2035 (c)(d)	8,319	8,504
Freddie Mac Non Gold Pool 6 month FTSE USD IBOR Consumer Fallbacks + 2.02%, 6.635% 6/1/2037 (c)(d)	13,472	13,845
Freddie Mac Non Gold Pool 6 month FTSE USD IBOR Consumer Fallbacks + 3.281%, 7.906% 10/1/2035 (c)(d)	646	673
Freddie Mac Non Gold Pool 6% 11/1/2054	14,618,002	14,927,696
Freddie Mac Non Gold Pool 6% 6/1/2053	11,143,526	11,358,716
Freddie Mac Non Gold Pool 6% 6/1/2053	11,096,840	11,328,468
Freddie Mac Non Gold Pool 6% 6/1/2053	9,488,830	9,675,032
Freddie Mac Non Gold Pool 6% 6/1/2054	18,411,259	18,795,562
Freddie Mac Non Gold Pool 6% 7/1/2053	11,002,235	11,231,888
Freddie Mac Non Gold Pool 6% 7/1/2053	9,743,245	9,934,440
Freddie Mac Non Gold Pool 6% 9/1/2053	9,953,625	10,148,948
Freddie Mac Non Gold Pool 6.5% 1/1/2055	11,692,942	12,137,171
Ginnie Mae I Pool 2% 11/20/2052	20,518	16,511
Ginnie Mae I Pool 2% 3/20/2053	1,896,209	1,524,865
Ginnie Mae I Pool 2% 5/20/2053	1,180,608	948,759
Ginnie Mae I Pool 2% 6/20/2053	1,499,844	1,205,303
Ginnie Mae I Pool 2% 8/20/2052	19,113	15,457
Ginnie Mae I Pool 2% 9/20/2052	117,288	94,291
Ginnie Mae I Pool 2.5% 1/20/2052	13,069,670	10,860,381
Ginnie Mae I Pool 2.5% 12/20/2051	20,167,868	16,758,705
Ginnie Mae I Pool 2.5% 12/20/2051	10,546,050	8,763,352
Ginnie Mae I Pool 2.5% 12/20/2051	9,758,778	8,109,160
Ginnie Mae I Pool 2.5% 8/20/2051	66,662,509	55,393,920
Ginnie Mae I Pool 2.5% 8/20/2051	17,448,262	14,498,819
Ginnie Mae I Pool 2.5% 8/20/2051	8,225,631	6,835,175
Ginnie Mae I Pool 2.5% 9/20/2051	27,823,956	23,120,612
Ginnie Mae I Pool 2.5% 9/20/2051	17,187,969	14,282,525
Ginnie Mae I Pool 3% 12/15/2042	164,195	147,364
Ginnie Mae I Pool 3% 12/20/2042	231,268	209,765
Ginnie Mae I Pool 3% 2/15/2045	95,317	84,772
Ginnie Mae I Pool 3% 2/15/2045	72,803	64,620
Ginnie Mae I Pool 3% 2/20/2050	3,138,071	2,733,346
Ginnie Mae I Pool 3% 2/20/2050	1,484,524	1,293,061
Ginnie Mae I Pool 3% 3/15/2045	136,652	121,341
Ginnie Mae I Pool 3% 3/20/2043	153,416	139,172
Ginnie Mae I Pool 3% 3/20/2043	63,481	57,635
Ginnie Mae I Pool 3% 4/15/2043	18,793	16,803
Ginnie Mae I Pool 3% 4/15/2043	17,233	15,486
Ginnie Mae I Pool 3% 4/15/2045	54,936	48,761
Ginnie Mae I Pool 3% 4/15/2045	4,335	3,836
Ginnie Mae I Pool 3% 5/15/2042	25,738	23,261
Ginnie Mae I Pool 3% 5/15/2043	18,382	16,280
Ginnie Mae I Pool 3% 5/15/2043	14,433	12,948
Ginnie Mae I Pool 3% 5/15/2043	13,318	11,979
Ginnie Mae I Pool 3% 5/15/2043	5,378	4,806
Ginnie Mae I Pool 3% 5/15/2043	4,824	4,324
Ginnie Mae I Pool 3% 5/15/2045	903	799
Ginnie Mae I Pool 3% 6/15/2042	7,720	6,953
Ginnie Mae I Pool 3% 6/15/2043	28,694	25,853
Ginnie Mae I Pool 3% 6/15/2043	23,167	20,985
Ginnie Mae I Pool 3% 6/15/2043	18,320	16,366
Ginnie Mae I Pool 3% 6/20/2042	36,635	33,211
Ginnie Mae I Pool 3.5% 1/15/2041	5,461	5,093
Ginnie Mae I Pool 3.5% 1/15/2042	70,814	65,519
Ginnie Mae I Pool 3.5% 1/15/2042	55,399	51,345
Ginnie Mae I Pool 3.5% 1/15/2042	774	719
Ginnie Mae I Pool 3.5% 1/15/2043	78,587	72,795
Ginnie Mae I Pool 3.5% 1/15/2043	2,580	2,393
Ginnie Mae I Pool 3.5% 1/20/2048	1,193,397	1,075,907
Ginnie Mae I Pool 3.5% 11/15/2040	9,803	9,141
Ginnie Mae I Pool 3.5% 11/15/2042	183,540	170,111
Ginnie Mae I Pool 3.5% 12/15/2040	2,042	1,905
Ginnie Mae I Pool 3.5% 12/15/2041	69,854	64,800
Ginnie Mae I Pool 3.5% 12/15/2041	62,914	58,294
Ginnie Mae I Pool 3.5% 12/15/2041	39,195	36,503
Ginnie Mae I Pool 3.5% 12/15/2041	6,835	6,361
Ginnie Mae I Pool 3.5% 12/20/2049	171,152	152,644
Ginnie Mae I Pool 3.5% 12/20/2049	78,027	69,346
Ginnie Mae I Pool 3.5% 12/20/2049	60,499	54,108
Ginnie Mae I Pool 3.5% 12/20/2049	18,179	16,149
Ginnie Mae I Pool 3.5% 2/15/2042	76,112	70,754
Ginnie Mae I Pool 3.5% 2/15/2042	61,549	56,996
Ginnie Mae I Pool 3.5% 2/15/2042	48,430	44,835
Ginnie Mae I Pool 3.5% 2/15/2042	26,676	24,798
Ginnie Mae I Pool 3.5% 2/15/2042	3,341	3,104
Ginnie Mae I Pool 3.5% 2/15/2043	348,533	323,800
Ginnie Mae I Pool 3.5% 2/15/2043	39,792	36,816
Ginnie Mae I Pool 3.5% 2/15/2043	14,372	13,324
Ginnie Mae I Pool 3.5% 2/15/2044	51,907	47,737
Ginnie Mae I Pool 3.5% 2/20/2041	501,484	470,732
Ginnie Mae I Pool 3.5% 2/20/2043	110,756	102,849
Ginnie Mae I Pool 3.5% 3/15/2042	14,963	13,922
Ginnie Mae I Pool 3.5% 3/15/2042	6,494	6,035
Ginnie Mae I Pool 3.5% 3/15/2042	6,424	5,959
Ginnie Mae I Pool 3.5% 3/15/2042	1,914	1,774
Ginnie Mae I Pool 3.5% 3/15/2043	27,202	25,226
Ginnie Mae I Pool 3.5% 3/15/2043	2,728	2,525
Ginnie Mae I Pool 3.5% 3/20/2043	50,161	46,567
Ginnie Mae I Pool 3.5% 4/15/2043	301,337	280,122
Ginnie Mae I Pool 3.5% 4/15/2043	55,543	51,260
Ginnie Mae I Pool 3.5% 5/15/2042	19,128	17,781
Ginnie Mae I Pool 3.5% 5/15/2042	13,508	12,553
Ginnie Mae I Pool 3.5% 5/15/2043	12,980	11,992
Ginnie Mae I Pool 3.5% 5/15/2043	11,519	10,727
Ginnie Mae I Pool 3.5% 5/15/2043	10,078	9,333
Ginnie Mae I Pool 3.5% 5/15/2043	4,439	4,117
Ginnie Mae I Pool 3.5% 5/20/2046	47,617	42,884
Ginnie Mae I Pool 3.5% 5/20/2046	31,357	28,241
Ginnie Mae I Pool 3.5% 5/20/2046	25,207	22,702
Ginnie Mae I Pool 3.5% 5/20/2046	23,742	21,382
Ginnie Mae I Pool 3.5% 5/20/2046	23,162	20,860
Ginnie Mae I Pool 3.5% 5/20/2046	16,657	14,985
Ginnie Mae I Pool 3.5% 6/15/2042	2,590	2,399
Ginnie Mae I Pool 3.5% 6/15/2043	24,029	22,188
Ginnie Mae I Pool 3.5% 6/15/2043	19,852	18,301
Ginnie Mae I Pool 3.5% 6/15/2043	16,783	15,555
Ginnie Mae I Pool 3.5% 6/15/2043	10,420	9,741
Ginnie Mae I Pool 3.5% 6/15/2043	8,125	7,511
Ginnie Mae I Pool 3.5% 6/20/2043	11,946	11,074
Ginnie Mae I Pool 3.5% 6/20/2044	628,258	581,003
Ginnie Mae I Pool 3.5% 6/20/2046	125,457	112,988
Ginnie Mae I Pool 3.5% 6/20/2046	34,089	30,701
Ginnie Mae I Pool 3.5% 6/20/2046	31,433	28,309
Ginnie Mae I Pool 3.5% 6/20/2046	29,891	26,921
Ginnie Mae I Pool 3.5% 6/20/2046	26,449	23,820
Ginnie Mae I Pool 3.5% 6/20/2046	16,021	14,429
Ginnie Mae I Pool 3.5% 6/20/2046	10,933	9,849
Ginnie Mae I Pool 3.5% 7/15/2042	52,448	48,625
Ginnie Mae I Pool 3.5% 7/15/2042	18,022	16,713
Ginnie Mae I Pool 3.5% 7/15/2042	4,425	4,100
Ginnie Mae I Pool 3.5% 7/15/2043	9,278	8,575
Ginnie Mae I Pool 3.5% 7/15/2043	3,233	2,998
Ginnie Mae I Pool 3.5% 7/20/2043	101,666	93,894
Ginnie Mae I Pool 3.5% 7/20/2046	1,189,036	1,071,233
Ginnie Mae I Pool 3.5% 8/15/2042	4,466	4,136
Ginnie Mae I Pool 3.5% 9/15/2042	13,093	12,111
Ginnie Mae I Pool 3.5% 9/15/2042	7,797	7,214
Ginnie Mae I Pool 3.5% 9/15/2042	5,877	5,494
Ginnie Mae I Pool 3.5% 9/15/2042	5,456	5,048
Ginnie Mae I Pool 3.5% 9/15/2043	4,709	4,352
Ginnie Mae I Pool 4% 1/15/2040	13,071	12,591
Ginnie Mae I Pool 4% 1/15/2040	12,757	12,256
Ginnie Mae I Pool 4% 1/15/2041	68,828	66,016
Ginnie Mae I Pool 4% 1/15/2041	2,730	2,619
Ginnie Mae I Pool 4% 1/15/2042	5,268	5,052
Ginnie Mae I Pool 4% 1/15/2043	18,304	17,481
Ginnie Mae I Pool 4% 1/15/2047	50,805	47,066
Ginnie Mae I Pool 4% 1/15/2047	44,078	40,833
Ginnie Mae I Pool 4% 1/15/2047	32,652	30,249
Ginnie Mae I Pool 4% 1/15/2047	15,575	14,429
Ginnie Mae I Pool 4% 10/15/2039	15,615	15,041
Ginnie Mae I Pool 4% 10/15/2040	80,901	77,657
Ginnie Mae I Pool 4% 10/15/2040	73,309	70,370
Ginnie Mae I Pool 4% 10/15/2040	69,637	66,888
Ginnie Mae I Pool 4% 10/15/2040	6,930	6,656
Ginnie Mae I Pool 4% 10/15/2040	6,122	5,881
Ginnie Mae I Pool 4% 10/15/2040	2,933	2,816
Ginnie Mae I Pool 4% 10/15/2041	166,100	158,969
Ginnie Mae I Pool 4% 10/15/2041	67,653	64,838
Ginnie Mae I Pool 4% 10/15/2041	54,883	52,631
Ginnie Mae I Pool 4% 10/15/2041	37,020	35,500
Ginnie Mae I Pool 4% 10/15/2041	28,707	27,469
Ginnie Mae I Pool 4% 10/15/2041	21,179	20,340
Ginnie Mae I Pool 4% 10/15/2041	15,887	15,184
Ginnie Mae I Pool 4% 10/15/2041	11,517	11,031
Ginnie Mae I Pool 4% 10/15/2041	8,709	8,352
Ginnie Mae I Pool 4% 10/15/2041	6,757	6,486
Ginnie Mae I Pool 4% 10/15/2041	5,780	5,537
Ginnie Mae I Pool 4% 10/15/2041	2,832	2,717
Ginnie Mae I Pool 4% 10/20/2042	231,274	221,082
Ginnie Mae I Pool 4% 10/20/2052	71,541,378	66,051,250
Ginnie Mae I Pool 4% 11/15/2039	11,640	11,227
Ginnie Mae I Pool 4% 11/15/2040	18,192	17,449
Ginnie Mae I Pool 4% 11/15/2040	2,361	2,273
Ginnie Mae I Pool 4% 11/15/2041	141,264	135,358
Ginnie Mae I Pool 4% 11/15/2041	21,231	20,288
Ginnie Mae I Pool 4% 11/15/2042	6,159	5,884
Ginnie Mae I Pool 4% 11/20/2042	29,136	27,790
Ginnie Mae I Pool 4% 12/15/2039	37,327	35,866
Ginnie Mae I Pool 4% 12/15/2039	8,560	8,226
Ginnie Mae I Pool 4% 12/15/2040	8,599	8,284
Ginnie Mae I Pool 4% 12/15/2040	6,935	6,650
Ginnie Mae I Pool 4% 12/15/2040	4,388	4,202
Ginnie Mae I Pool 4% 12/15/2040	3,889	3,733
Ginnie Mae I Pool 4% 12/15/2040	2,966	2,841
Ginnie Mae I Pool 4% 12/15/2041	64,249	61,613
Ginnie Mae I Pool 4% 12/15/2041	43,895	42,002
Ginnie Mae I Pool 4% 12/15/2041	22,764	21,796
Ginnie Mae I Pool 4% 12/15/2041	12,777	12,231
Ginnie Mae I Pool 4% 12/15/2041	2,248	2,152
Ginnie Mae I Pool 4% 12/15/2042	3,912	3,743
Ginnie Mae I Pool 4% 12/15/2046	8,468	7,871
Ginnie Mae I Pool 4% 2/15/2040	55,500	53,292
Ginnie Mae I Pool 4% 2/15/2040	34,214	32,842
Ginnie Mae I Pool 4% 2/15/2040	32,378	31,141
Ginnie Mae I Pool 4% 2/15/2041	18,581	17,839
Ginnie Mae I Pool 4% 2/15/2041	9,619	9,208
Ginnie Mae I Pool 4% 2/15/2042	20,946	20,054
Ginnie Mae I Pool 4% 2/15/2042	14,005	13,409
Ginnie Mae I Pool 4% 2/15/2045	58,915	56,035
Ginnie Mae I Pool 4% 3/15/2040	281,011	269,875
Ginnie Mae I Pool 4% 3/15/2041	138,955	133,427
Ginnie Mae I Pool 4% 3/15/2041	10,905	10,545
Ginnie Mae I Pool 4% 3/15/2041	6,454	6,196
Ginnie Mae I Pool 4% 3/15/2042	74,381	71,174
Ginnie Mae I Pool 4% 3/15/2042	10,525	10,056
Ginnie Mae I Pool 4% 3/15/2042	7,814	7,479
Ginnie Mae I Pool 4% 3/20/2044	309,468	293,774
Ginnie Mae I Pool 4% 3/20/2047	781,536	728,399
Ginnie Mae I Pool 4% 4/15/2040	25,663	24,625
Ginnie Mae I Pool 4% 4/15/2040	9,794	9,421
Ginnie Mae I Pool 4% 4/15/2041	4,457	4,277
Ginnie Mae I Pool 4% 4/15/2042	12,928	12,361
Ginnie Mae I Pool 4% 4/15/2043	56,979	54,388
Ginnie Mae I Pool 4% 4/15/2043	3,091	2,966
Ginnie Mae I Pool 4% 4/15/2046	395,063	375,427
Ginnie Mae I Pool 4% 4/20/2048	245,784	227,844
Ginnie Mae I Pool 4% 4/20/2048	225,477	209,019
Ginnie Mae I Pool 4% 5/15/2040	19,166	18,387
Ginnie Mae I Pool 4% 5/15/2041	12,632	12,220
Ginnie Mae I Pool 4% 5/15/2042	2,479	2,407
Ginnie Mae I Pool 4% 5/15/2043	8,506	8,103
Ginnie Mae I Pool 4% 5/15/2045	54,677	51,916
Ginnie Mae I Pool 4% 5/20/2049	98,782	91,078
Ginnie Mae I Pool 4% 6/15/2041	16,877	16,174
Ginnie Mae I Pool 4% 6/15/2041	11,133	10,670
Ginnie Mae I Pool 4% 6/15/2041	4,998	4,780
Ginnie Mae I Pool 4% 6/15/2041	2,908	2,804
Ginnie Mae I Pool 4% 6/15/2042	11,750	11,214
Ginnie Mae I Pool 4% 6/15/2043	2,171	2,077
Ginnie Mae I Pool 4% 6/15/2045	14,670	13,963
Ginnie Mae I Pool 4% 7/15/2039	14,282	13,732
Ginnie Mae I Pool 4% 7/15/2041	6,598	6,322
Ginnie Mae I Pool 4% 7/15/2041	5,451	5,239
Ginnie Mae I Pool 4% 7/15/2041	3,110	2,973
Ginnie Mae I Pool 4% 7/15/2045	40,004	37,310
Ginnie Mae I Pool 4% 7/15/2046	37,097	34,482
Ginnie Mae I Pool 4% 7/15/2046	23,831	22,151
Ginnie Mae I Pool 4% 8/15/2039	10,321	9,937
Ginnie Mae I Pool 4% 8/15/2039	6,911	6,640
Ginnie Mae I Pool 4% 8/15/2039	4,466	4,288
Ginnie Mae I Pool 4% 8/15/2040	3,216	3,090
Ginnie Mae I Pool 4% 8/15/2041	9,880	9,469
Ginnie Mae I Pool 4% 8/15/2041	6,252	6,004
Ginnie Mae I Pool 4% 8/15/2041	2,746	2,644
Ginnie Mae I Pool 4% 8/15/2042	30,586	29,190
Ginnie Mae I Pool 4% 8/15/2043	4,397	4,184
Ginnie Mae I Pool 4% 8/15/2043	1,809	1,722
Ginnie Mae I Pool 4% 9/15/2039	9,464	9,128
Ginnie Mae I Pool 4% 9/15/2040	2,622	2,519
Ginnie Mae I Pool 4% 9/15/2041	65,154	62,418
Ginnie Mae I Pool 4% 9/15/2041	9,261	8,877
Ginnie Mae I Pool 4% 9/15/2041	8,949	8,588
Ginnie Mae I Pool 4% 9/15/2041	3,332	3,184
Ginnie Mae I Pool 4% 9/15/2041	2,493	2,386
Ginnie Mae I Pool 4% 9/15/2041	970	934
Ginnie Mae I Pool 4% 9/20/2054	2,825,600	2,590,661
Ginnie Mae I Pool 4.5% 10/15/2039	7,384	7,243
Ginnie Mae I Pool 4.5% 10/15/2039	5,626	5,534
Ginnie Mae I Pool 4.5% 10/15/2039	1,322	1,300
Ginnie Mae I Pool 4.5% 11/15/2039	41,701	40,905
Ginnie Mae I Pool 4.5% 11/15/2039	17,016	16,709
Ginnie Mae I Pool 4.5% 11/15/2039	13,925	13,683
Ginnie Mae I Pool 4.5% 11/15/2039	12,462	12,246
Ginnie Mae I Pool 4.5% 11/15/2039	11,272	11,101
Ginnie Mae I Pool 4.5% 11/15/2039	10,142	9,967
Ginnie Mae I Pool 4.5% 11/15/2039	6,350	6,241
Ginnie Mae I Pool 4.5% 11/15/2039	5,133	5,046
Ginnie Mae I Pool 4.5% 11/15/2039	1,064	1,046
Ginnie Mae I Pool 4.5% 11/15/2039	636	625
Ginnie Mae I Pool 4.5% 12/15/2039	12,224	12,039
Ginnie Mae I Pool 4.5% 2/15/2040	35,429	34,824
Ginnie Mae I Pool 4.5% 2/15/2040	32,972	32,311
Ginnie Mae I Pool 4.5% 2/15/2040	28,207	27,748
Ginnie Mae I Pool 4.5% 2/15/2040	24,339	23,922
Ginnie Mae I Pool 4.5% 2/15/2040	13,097	12,891
Ginnie Mae I Pool 4.5% 2/15/2040	11,282	11,090
Ginnie Mae I Pool 4.5% 2/15/2040	10,105	9,930
Ginnie Mae I Pool 4.5% 2/15/2040	6,993	6,883
Ginnie Mae I Pool 4.5% 2/15/2040	1,995	1,962
Ginnie Mae I Pool 4.5% 2/15/2041	7,909	7,757
Ginnie Mae I Pool 4.5% 3/15/2040	118,447	116,444
Ginnie Mae I Pool 4.5% 3/15/2040	13,573	13,333
Ginnie Mae I Pool 4.5% 3/15/2040	5,935	5,834
Ginnie Mae I Pool 4.5% 3/15/2040	5,775	5,676
Ginnie Mae I Pool 4.5% 3/15/2040	4,356	4,282
Ginnie Mae I Pool 4.5% 3/15/2041	204,887	201,015
Ginnie Mae I Pool 4.5% 3/15/2041	4,563	4,484
Ginnie Mae I Pool 4.5% 4/15/2040	35,489	34,903
Ginnie Mae I Pool 4.5% 4/15/2040	18,110	17,757
Ginnie Mae I Pool 4.5% 4/15/2040	13,959	13,695
Ginnie Mae I Pool 4.5% 4/15/2040	8,130	7,981
Ginnie Mae I Pool 4.5% 4/15/2040	3,225	3,160
Ginnie Mae I Pool 4.5% 4/15/2040	3,134	3,070
Ginnie Mae I Pool 4.5% 4/20/2053	90,988,412	86,258,626
Ginnie Mae I Pool 4.5% 5/15/2039	6,892	6,780
Ginnie Mae I Pool 4.5% 5/15/2040	56,548	55,583
Ginnie Mae I Pool 4.5% 5/15/2040	4,265	4,186
Ginnie Mae I Pool 4.5% 5/20/2041	16,637	16,361
Ginnie Mae I Pool 4.5% 6/15/2039	23,235	22,879
Ginnie Mae I Pool 4.5% 6/15/2039	20,760	20,417
Ginnie Mae I Pool 4.5% 6/15/2039	4,038	3,973
Ginnie Mae I Pool 4.5% 6/15/2039	3,346	3,292
Ginnie Mae I Pool 4.5% 6/15/2039	2,913	2,867
Ginnie Mae I Pool 4.5% 6/15/2040	176,933	173,490
Ginnie Mae I Pool 4.5% 6/15/2040	110,499	108,614
Ginnie Mae I Pool 4.5% 6/15/2040	57,618	56,614
Ginnie Mae I Pool 4.5% 6/15/2040	39,435	38,765
Ginnie Mae I Pool 4.5% 6/15/2040	23,477	23,068
Ginnie Mae I Pool 4.5% 6/15/2040	23,233	22,838
Ginnie Mae I Pool 4.5% 6/15/2040	20,471	20,119
Ginnie Mae I Pool 4.5% 6/15/2040	19,111	18,781
Ginnie Mae I Pool 4.5% 6/15/2040	5,265	5,176
Ginnie Mae I Pool 4.5% 6/15/2040	2,900	2,850
Ginnie Mae I Pool 4.5% 6/15/2040	1,889	1,855
Ginnie Mae I Pool 4.5% 6/15/2041	361,271	354,545
Ginnie Mae I Pool 4.5% 6/20/2041	6,802	6,688
Ginnie Mae I Pool 4.5% 7/15/2039	20,278	19,951
Ginnie Mae I Pool 4.5% 7/15/2040	75,104	73,811
Ginnie Mae I Pool 4.5% 7/15/2040	61,527	60,472
Ginnie Mae I Pool 4.5% 7/15/2040	55,386	54,454
Ginnie Mae I Pool 4.5% 7/15/2040	44,138	43,385
Ginnie Mae I Pool 4.5% 7/15/2040	43,875	43,120
Ginnie Mae I Pool 4.5% 7/15/2040	30,152	29,622
Ginnie Mae I Pool 4.5% 7/15/2040	16,101	15,827
Ginnie Mae I Pool 4.5% 7/15/2040	16,089	15,813
Ginnie Mae I Pool 4.5% 7/15/2040	5,104	5,015
Ginnie Mae I Pool 4.5% 7/15/2040	4,499	4,421
Ginnie Mae I Pool 4.5% 7/15/2040	3,010	2,956
Ginnie Mae I Pool 4.5% 7/15/2040	1,279	1,257
Ginnie Mae I Pool 4.5% 7/15/2040	835	820
Ginnie Mae I Pool 4.5% 8/15/2039	209,263	205,838
Ginnie Mae I Pool 4.5% 8/15/2039	118,096	116,173
Ginnie Mae I Pool 4.5% 8/15/2039	99,740	98,124
Ginnie Mae I Pool 4.5% 8/15/2039	40,933	40,247
Ginnie Mae I Pool 4.5% 8/15/2039	22,999	22,607
Ginnie Mae I Pool 4.5% 8/15/2039	18,841	18,537
Ginnie Mae I Pool 4.5% 8/15/2039	3,266	3,212
Ginnie Mae I Pool 4.5% 8/15/2040	17,376	17,076
Ginnie Mae I Pool 4.5% 8/15/2040	1,996	1,959
Ginnie Mae I Pool 4.5% 8/15/2040	1,541	1,515
Ginnie Mae I Pool 4.5% 8/15/2040	1,523	1,500
Ginnie Mae I Pool 4.5% 8/15/2041	4,221	4,150
Ginnie Mae I Pool 4.5% 9/15/2039	36,122	35,519
Ginnie Mae I Pool 4.5% 9/15/2039	16,846	16,571
Ginnie Mae I Pool 4.5% 9/15/2039	6,929	6,818
Ginnie Mae I Pool 4.5% 9/15/2039	6,664	6,552
Ginnie Mae I Pool 4.5% 9/15/2040	5,759	5,662
Ginnie Mae I Pool 4.5% 9/15/2040	2,819	2,768
Ginnie Mae I Pool 5% 1/15/2034	1,340	1,346
Ginnie Mae I Pool 5% 1/15/2040	580	583
Ginnie Mae I Pool 5% 10/15/2033	775	779
Ginnie Mae I Pool 5% 10/15/2034	1,147	1,153
Ginnie Mae I Pool 5% 10/15/2039	13,709	13,774
Ginnie Mae I Pool 5% 10/15/2039	10,307	10,355
Ginnie Mae I Pool 5% 10/15/2039	8,212	8,250
Ginnie Mae I Pool 5% 10/15/2039	4,611	4,633
Ginnie Mae I Pool 5% 10/15/2039	2,747	2,760
Ginnie Mae I Pool 5% 10/20/2054	1,175,620	1,141,290
Ginnie Mae I Pool 5% 11/15/2033	462	464
Ginnie Mae I Pool 5% 11/15/2039	16,765	16,843
Ginnie Mae I Pool 5% 11/15/2039	15,125	15,197
Ginnie Mae I Pool 5% 11/15/2039	5,530	5,556
Ginnie Mae I Pool 5% 11/15/2039	4,960	4,983
Ginnie Mae I Pool 5% 11/15/2039	1,037	1,042
Ginnie Mae I Pool 5% 11/15/2040	5,148	5,172
Ginnie Mae I Pool 5% 11/15/2040	1,359	1,365
Ginnie Mae I Pool 5% 12/15/2039	12,454	12,512
Ginnie Mae I Pool 5% 12/15/2039	6,403	6,433
Ginnie Mae I Pool 5% 12/15/2039	5,408	5,433
Ginnie Mae I Pool 5% 2/15/2039	2,384	2,395
Ginnie Mae I Pool 5% 3/15/2041	10,448	10,494
Ginnie Mae I Pool 5% 3/15/2041	6,181	6,209
Ginnie Mae I Pool 5% 4/15/2033	1,332	1,338
Ginnie Mae I Pool 5% 4/15/2039	2,211	2,221
Ginnie Mae I Pool 5% 4/15/2040	119,814	120,369
Ginnie Mae I Pool 5% 4/15/2040	105,773	106,266
Ginnie Mae I Pool 5% 4/15/2040	5,338	5,363
Ginnie Mae I Pool 5% 4/15/2040	5,193	5,217
Ginnie Mae I Pool 5% 4/15/2040	1,843	1,851
Ginnie Mae I Pool 5% 4/15/2041	19,045	19,128
Ginnie Mae I Pool 5% 4/15/2041	4,590	4,610
Ginnie Mae I Pool 5% 4/15/2041	1,706	1,713
Ginnie Mae I Pool 5% 4/20/2048	2,919,694	2,907,655
Ginnie Mae I Pool 5% 5/15/2039	29,640	29,781
Ginnie Mae I Pool 5% 5/15/2039	18,576	18,664
Ginnie Mae I Pool 5% 5/15/2040	5,426	5,451
Ginnie Mae I Pool 5% 5/15/2040	3,286	3,302
Ginnie Mae I Pool 5% 5/15/2040	1,154	1,159
Ginnie Mae I Pool 5% 6/15/2039	2,061	2,071
Ginnie Mae I Pool 5% 6/15/2040	322,916	324,413
Ginnie Mae I Pool 5% 6/15/2040	10,180	10,227
Ginnie Mae I Pool 5% 6/15/2040	4,725	4,746
Ginnie Mae I Pool 5% 6/15/2041	12,754	12,812
Ginnie Mae I Pool 5% 6/15/2041	1,779	1,787
Ginnie Mae I Pool 5% 6/15/2041	1,745	1,753
Ginnie Mae I Pool 5% 7/15/2039	26,547	26,673
Ginnie Mae I Pool 5% 7/15/2039	17,938	18,023
Ginnie Mae I Pool 5% 7/15/2040	15,138	15,208
Ginnie Mae I Pool 5% 7/15/2040	14,208	14,274
Ginnie Mae I Pool 5% 7/15/2040	6,773	6,804
Ginnie Mae I Pool 5% 7/15/2040	6,075	6,103
Ginnie Mae I Pool 5% 7/15/2040	4,832	4,854
Ginnie Mae I Pool 5% 7/15/2040	917	921
Ginnie Mae I Pool 5% 8/15/2039	11,927	11,983
Ginnie Mae I Pool 5% 8/15/2039	9,749	9,795
Ginnie Mae I Pool 5% 8/15/2039	4,280	4,300
Ginnie Mae I Pool 5% 8/15/2039	3,008	3,022
Ginnie Mae I Pool 5% 8/15/2039	1,960	1,969
Ginnie Mae I Pool 5% 8/15/2039	1,917	1,926
Ginnie Mae I Pool 5% 8/15/2040	22,498	22,601
Ginnie Mae I Pool 5% 8/15/2040	19,548	19,638
Ginnie Mae I Pool 5% 8/15/2040	18,815	18,901
Ginnie Mae I Pool 5% 8/15/2040	5,076	5,099
Ginnie Mae I Pool 5% 9/15/2039	78,600	78,973
Ginnie Mae I Pool 5% 9/15/2039	14,545	14,614
Ginnie Mae I Pool 5% 9/15/2039	10,845	10,896
Ginnie Mae I Pool 5% 9/15/2039	7,588	7,624
Ginnie Mae I Pool 5% 9/15/2039	5,748	5,775
Ginnie Mae I Pool 5% 9/15/2039	4,411	4,431
Ginnie Mae I Pool 5% 9/15/2039	3,986	4,005
Ginnie Mae I Pool 5% 9/15/2039	3,053	3,067
Ginnie Mae I Pool 5% 9/15/2039	2,678	2,691
Ginnie Mae I Pool 5% 9/15/2039	1,342	1,348
Ginnie Mae I Pool 5% 9/15/2040	11,995	12,051
Ginnie Mae I Pool 5% 9/15/2040	8,053	8,089
Ginnie Mae I Pool 5% 9/15/2040	2,424	2,435
Ginnie Mae I Pool 5% 9/15/2041	204,871	205,832
Ginnie Mae I Pool 5.5% 1/15/2034	162	164
Ginnie Mae I Pool 5.5% 1/15/2039	12,547	12,795
Ginnie Mae I Pool 5.5% 10/15/2035	9,730	9,901
Ginnie Mae I Pool 5.5% 12/15/2038	692	705
Ginnie Mae I Pool 5.5% 3/15/2039	2,016	2,055
Ginnie Mae I Pool 5.5% 3/20/2054	4,278,170	4,276,923
Ginnie Mae I Pool 5.5% 4/15/2034	745	756
Ginnie Mae I Pool 5.5% 5/15/2034	2,653	2,697
Ginnie Mae I Pool 5.5% 5/15/2034	780	792
Ginnie Mae I Pool 5.5% 5/15/2039	7,115	7,255
Ginnie Mae I Pool 5.5% 7/15/2037	695	708
Ginnie Mae I Pool 5.5% 7/15/2038	1,961	1,992
Ginnie Mae I Pool 5.5% 7/15/2039	6,509	6,640
Ginnie Mae I Pool 5.5% 8/15/2033	1,997	2,029
Ginnie Mae I Pool 5.5% 9/15/2039	69,542	70,942
Ginnie Mae I Pool 5.5% 9/15/2039	42,385	43,236
Ginnie Mae I Pool 6% 10/15/2030	3,190	3,251
Ginnie Mae I Pool 6% 10/15/2039	1,756	1,822
Ginnie Mae I Pool 6% 11/15/2039	5,028	5,220
Ginnie Mae I Pool 6% 11/15/2039	2,872	2,981
Ginnie Mae I Pool 6% 11/15/2039	1,913	1,984
Ginnie Mae I Pool 6% 11/15/2039	1,152	1,193
Ginnie Mae I Pool 6% 11/15/2039	984	1,015
Ginnie Mae I Pool 6% 11/15/2039	748	775
Ginnie Mae I Pool 6% 5/15/2040	165,156	171,025
Ginnie Mae I Pool 6.5% 10/15/2034	6,418	6,640
Ginnie Mae I Pool 6.5% 10/15/2034	3,721	3,844
Ginnie Mae I Pool 6.5% 10/15/2034	1,243	1,282
Ginnie Mae I Pool 6.5% 10/15/2035	4,130	4,287
Ginnie Mae I Pool 6.5% 10/15/2036	1,743	1,807
Ginnie Mae I Pool 6.5% 11/15/2034	1,633	1,674
Ginnie Mae I Pool 6.5% 6/15/2037	1,602	1,665
Ginnie Mae I Pool 6.5% 7/15/2035	496	513
Ginnie Mae I Pool 6.5% 8/15/2034	7,234	7,474
Ginnie Mae I Pool 6.5% 8/15/2034	173	178
Ginnie Mae I Pool 6.5% 8/15/2036	1,177	1,227
Ginnie Mae I Pool 6.5% 9/15/2034	2,793	2,886
Ginnie Mae I Pool 7% 1/15/2026	6	6
Ginnie Mae I Pool 7% 1/15/2027	12	12
Ginnie Mae I Pool 7% 1/15/2028	325	328
Ginnie Mae I Pool 7% 1/15/2028	226	227
Ginnie Mae I Pool 7% 1/15/2028	116	117
Ginnie Mae I Pool 7% 1/15/2028	113	114
Ginnie Mae I Pool 7% 1/15/2028	85	86
Ginnie Mae I Pool 7% 1/15/2028	82	83
Ginnie Mae I Pool 7% 1/15/2028	82	83
Ginnie Mae I Pool 7% 1/15/2028	74	75
Ginnie Mae I Pool 7% 1/15/2028	74	74
Ginnie Mae I Pool 7% 1/15/2028	56	57
Ginnie Mae I Pool 7% 1/15/2028	35	36
Ginnie Mae I Pool 7% 1/15/2028	26	26
Ginnie Mae I Pool 7% 1/15/2029	210	214
Ginnie Mae I Pool 7% 1/15/2029	151	153
Ginnie Mae I Pool 7% 1/15/2029	116	118
Ginnie Mae I Pool 7% 1/15/2029	83	84
Ginnie Mae I Pool 7% 1/15/2029	56	57
Ginnie Mae I Pool 7% 1/15/2030	675	689
Ginnie Mae I Pool 7% 1/15/2030	65	66
Ginnie Mae I Pool 7% 1/15/2031	4,307	4,404
Ginnie Mae I Pool 7% 1/15/2031	208	213
Ginnie Mae I Pool 7% 1/15/2032	1,308	1,346
Ginnie Mae I Pool 7% 1/15/2032	303	309
Ginnie Mae I Pool 7% 10/15/2026	59	59
Ginnie Mae I Pool 7% 10/15/2028	2,046	2,075
Ginnie Mae I Pool 7% 10/15/2028	1,042	1,049
Ginnie Mae I Pool 7% 10/15/2028	622	631
Ginnie Mae I Pool 7% 10/15/2028	432	434
Ginnie Mae I Pool 7% 10/15/2028	113	115
Ginnie Mae I Pool 7% 10/15/2028	97	97
Ginnie Mae I Pool 7% 10/15/2030	494	507
Ginnie Mae I Pool 7% 10/15/2030	180	184
Ginnie Mae I Pool 7% 10/15/2031	1,117	1,151
Ginnie Mae I Pool 7% 10/15/2031	720	742
Ginnie Mae I Pool 7% 10/15/2031	274	281
Ginnie Mae I Pool 7% 10/15/2031	274	278
Ginnie Mae I Pool 7% 10/15/2031	222	229
Ginnie Mae I Pool 7% 10/15/2031	194	200
Ginnie Mae I Pool 7% 10/15/2031	129	133
Ginnie Mae I Pool 7% 10/15/2032	1,759	1,807
Ginnie Mae I Pool 7% 11/15/2028	349	355
Ginnie Mae I Pool 7% 11/15/2028	278	282
Ginnie Mae I Pool 7% 11/15/2029	573	586
Ginnie Mae I Pool 7% 11/15/2031	663	677
Ginnie Mae I Pool 7% 11/15/2031	638	657
Ginnie Mae I Pool 7% 11/15/2031	186	191
Ginnie Mae I Pool 7% 11/15/2032	652	670
Ginnie Mae I Pool 7% 12/15/2025	6	6
Ginnie Mae I Pool 7% 12/15/2026	3	3
Ginnie Mae I Pool 7% 12/15/2027	131	132
Ginnie Mae I Pool 7% 12/15/2027	22	22
Ginnie Mae I Pool 7% 12/15/2027	20	21
Ginnie Mae I Pool 7% 12/15/2028	3,100	3,152
Ginnie Mae I Pool 7% 12/15/2028	486	495
Ginnie Mae I Pool 7% 12/15/2028	237	241
Ginnie Mae I Pool 7% 12/15/2028	212	216
Ginnie Mae I Pool 7% 12/15/2028	181	183
Ginnie Mae I Pool 7% 12/15/2028	100	101
Ginnie Mae I Pool 7% 12/15/2028	40	40
Ginnie Mae I Pool 7% 12/15/2030	297	305
Ginnie Mae I Pool 7% 12/15/2031	1,064	1,095
Ginnie Mae I Pool 7% 12/15/2031	502	517
Ginnie Mae I Pool 7% 12/15/2031	49	50
Ginnie Mae I Pool 7% 2/15/2028	2,909	2,945
Ginnie Mae I Pool 7% 2/15/2028	1,289	1,303
Ginnie Mae I Pool 7% 2/15/2028	370	375
Ginnie Mae I Pool 7% 2/15/2028	116	117
Ginnie Mae I Pool 7% 2/15/2028	109	110
Ginnie Mae I Pool 7% 2/15/2028	102	103
Ginnie Mae I Pool 7% 2/15/2028	96	97
Ginnie Mae I Pool 7% 2/15/2028	69	70
Ginnie Mae I Pool 7% 2/15/2028	51	51
Ginnie Mae I Pool 7% 2/15/2028	36	36
Ginnie Mae I Pool 7% 2/15/2028	21	21
Ginnie Mae I Pool 7% 2/15/2029	46	47
Ginnie Mae I Pool 7% 2/15/2032	1,643	1,695
Ginnie Mae I Pool 7% 2/15/2032	1,338	1,359
Ginnie Mae I Pool 7% 2/15/2032	459	472
Ginnie Mae I Pool 7% 2/15/2032	166	171
Ginnie Mae I Pool 7% 2/15/2032	146	148
Ginnie Mae I Pool 7% 2/15/2032	111	114
Ginnie Mae I Pool 7% 3/15/2028	410	415
Ginnie Mae I Pool 7% 3/15/2028	401	406
Ginnie Mae I Pool 7% 3/15/2028	238	241
Ginnie Mae I Pool 7% 3/15/2028	137	138
Ginnie Mae I Pool 7% 3/15/2028	133	134
Ginnie Mae I Pool 7% 3/15/2028	122	123
Ginnie Mae I Pool 7% 3/15/2028	113	114
Ginnie Mae I Pool 7% 3/15/2028	110	111
Ginnie Mae I Pool 7% 3/15/2028	67	67
Ginnie Mae I Pool 7% 3/15/2028	41	42
Ginnie Mae I Pool 7% 3/15/2028	23	23
Ginnie Mae I Pool 7% 3/15/2028	17	17
Ginnie Mae I Pool 7% 3/15/2029	296	301
Ginnie Mae I Pool 7% 3/15/2029	131	134
Ginnie Mae I Pool 7% 3/15/2029	82	83
Ginnie Mae I Pool 7% 3/15/2029	41	42
Ginnie Mae I Pool 7% 3/15/2029	30	31
Ginnie Mae I Pool 7% 3/15/2029	23	23
Ginnie Mae I Pool 7% 3/15/2031	106	109
Ginnie Mae I Pool 7% 3/15/2031	105	108
Ginnie Mae I Pool 7% 3/15/2031	76	78
Ginnie Mae I Pool 7% 3/15/2031	38	38
Ginnie Mae I Pool 7% 3/15/2032	649	669
Ginnie Mae I Pool 7% 3/15/2032	323	333
Ginnie Mae I Pool 7% 3/15/2032	283	292
Ginnie Mae I Pool 7% 3/15/2032	160	164
Ginnie Mae I Pool 7% 3/15/2032	77	79
Ginnie Mae I Pool 7% 3/15/2032	53	55
Ginnie Mae I Pool 7% 4/15/2028	1,930	1,955
Ginnie Mae I Pool 7% 4/15/2028	289	292
Ginnie Mae I Pool 7% 4/15/2028	207	210
Ginnie Mae I Pool 7% 4/15/2028	133	135
Ginnie Mae I Pool 7% 4/15/2028	101	102
Ginnie Mae I Pool 7% 4/15/2028	78	79
Ginnie Mae I Pool 7% 4/15/2028	58	58
Ginnie Mae I Pool 7% 4/15/2028	43	44
Ginnie Mae I Pool 7% 4/15/2028	41	41
Ginnie Mae I Pool 7% 4/15/2028	9	9
Ginnie Mae I Pool 7% 4/15/2029	211	214
Ginnie Mae I Pool 7% 4/15/2029	75	76
Ginnie Mae I Pool 7% 4/15/2031	318	327
Ginnie Mae I Pool 7% 4/15/2031	182	188
Ginnie Mae I Pool 7% 4/15/2031	76	78
Ginnie Mae I Pool 7% 4/15/2032	1,019	1,052
Ginnie Mae I Pool 7% 4/15/2032	563	578
Ginnie Mae I Pool 7% 4/15/2032	532	548
Ginnie Mae I Pool 7% 4/15/2032	366	377
Ginnie Mae I Pool 7% 4/15/2032	343	352
Ginnie Mae I Pool 7% 4/15/2032	158	162
Ginnie Mae I Pool 7% 4/15/2032	139	143
Ginnie Mae I Pool 7% 4/15/2032	131	135
Ginnie Mae I Pool 7% 4/15/2032	91	93
Ginnie Mae I Pool 7% 4/15/2032	48	48
Ginnie Mae I Pool 7% 4/20/2032	18,135	18,795
Ginnie Mae I Pool 7% 5/15/2027	6	7
Ginnie Mae I Pool 7% 5/15/2028	896	907
Ginnie Mae I Pool 7% 5/15/2028	546	553
Ginnie Mae I Pool 7% 5/15/2028	383	387
Ginnie Mae I Pool 7% 5/15/2028	94	96
Ginnie Mae I Pool 7% 5/15/2028	81	82
Ginnie Mae I Pool 7% 5/15/2028	9	9
Ginnie Mae I Pool 7% 5/15/2028	9	9
Ginnie Mae I Pool 7% 5/15/2029	222	226
Ginnie Mae I Pool 7% 5/15/2029	131	134
Ginnie Mae I Pool 7% 5/15/2031	387	397
Ginnie Mae I Pool 7% 5/15/2031	226	230
Ginnie Mae I Pool 7% 5/15/2031	163	167
Ginnie Mae I Pool 7% 5/15/2031	109	110
Ginnie Mae I Pool 7% 5/15/2032	6,999	7,226
Ginnie Mae I Pool 7% 5/15/2032	821	845
Ginnie Mae I Pool 7% 5/15/2032	506	520
Ginnie Mae I Pool 7% 5/15/2032	393	404
Ginnie Mae I Pool 7% 5/15/2032	214	217
Ginnie Mae I Pool 7% 5/15/2032	157	161
Ginnie Mae I Pool 7% 5/15/2032	141	145
Ginnie Mae I Pool 7% 5/15/2032	112	115
Ginnie Mae I Pool 7% 6/15/2028	1,344	1,362
Ginnie Mae I Pool 7% 6/15/2028	1,093	1,107
Ginnie Mae I Pool 7% 6/15/2028	583	590
Ginnie Mae I Pool 7% 6/15/2028	562	569
Ginnie Mae I Pool 7% 6/15/2028	401	406
Ginnie Mae I Pool 7% 6/15/2028	280	284
Ginnie Mae I Pool 7% 6/15/2028	270	273
Ginnie Mae I Pool 7% 6/15/2028	222	224
Ginnie Mae I Pool 7% 6/15/2028	143	145
Ginnie Mae I Pool 7% 6/15/2028	78	79
Ginnie Mae I Pool 7% 6/15/2028	77	78
Ginnie Mae I Pool 7% 6/15/2028	62	63
Ginnie Mae I Pool 7% 6/15/2028	35	35
Ginnie Mae I Pool 7% 6/15/2028	24	25
Ginnie Mae I Pool 7% 6/15/2028	16	16
Ginnie Mae I Pool 7% 6/15/2029	44	45
Ginnie Mae I Pool 7% 6/15/2031	1,835	1,889
Ginnie Mae I Pool 7% 6/15/2031	962	990
Ginnie Mae I Pool 7% 6/15/2031	431	443
Ginnie Mae I Pool 7% 6/15/2032	14,275	14,728
Ginnie Mae I Pool 7% 6/15/2032	13,989	14,446
Ginnie Mae I Pool 7% 6/15/2032	8,999	9,293
Ginnie Mae I Pool 7% 6/15/2032	3,741	3,863
Ginnie Mae I Pool 7% 6/15/2032	3,629	3,745
Ginnie Mae I Pool 7% 6/15/2032	3,597	3,697
Ginnie Mae I Pool 7% 6/15/2032	2,277	2,352
Ginnie Mae I Pool 7% 6/15/2032	2,243	2,311
Ginnie Mae I Pool 7% 6/15/2032	1,479	1,525
Ginnie Mae I Pool 7% 6/15/2032	853	878
Ginnie Mae I Pool 7% 6/15/2032	692	712
Ginnie Mae I Pool 7% 6/15/2032	491	506
Ginnie Mae I Pool 7% 6/15/2032	399	409
Ginnie Mae I Pool 7% 6/15/2032	354	365
Ginnie Mae I Pool 7% 6/15/2032	296	305
Ginnie Mae I Pool 7% 6/15/2032	185	190
Ginnie Mae I Pool 7% 6/15/2032	137	141
Ginnie Mae I Pool 7% 6/15/2032	120	124
Ginnie Mae I Pool 7% 6/15/2032	102	106
Ginnie Mae I Pool 7% 6/15/2032	54	55
Ginnie Mae I Pool 7% 7/15/2028	696	705
Ginnie Mae I Pool 7% 7/15/2028	457	463
Ginnie Mae I Pool 7% 7/15/2028	294	297
Ginnie Mae I Pool 7% 7/15/2028	258	261
Ginnie Mae I Pool 7% 7/15/2028	247	251
Ginnie Mae I Pool 7% 7/15/2028	189	192
Ginnie Mae I Pool 7% 7/15/2028	129	130
Ginnie Mae I Pool 7% 7/15/2028	125	127
Ginnie Mae I Pool 7% 7/15/2028	106	107
Ginnie Mae I Pool 7% 7/15/2028	92	92
Ginnie Mae I Pool 7% 7/15/2028	55	55
Ginnie Mae I Pool 7% 7/15/2028	51	51
Ginnie Mae I Pool 7% 7/15/2028	49	50
Ginnie Mae I Pool 7% 7/15/2028	44	44
Ginnie Mae I Pool 7% 7/15/2028	42	42
Ginnie Mae I Pool 7% 7/15/2028	39	40
Ginnie Mae I Pool 7% 7/15/2028	19	19
Ginnie Mae I Pool 7% 7/15/2029	442	450
Ginnie Mae I Pool 7% 7/15/2029	201	205
Ginnie Mae I Pool 7% 7/15/2029	152	154
Ginnie Mae I Pool 7% 7/15/2029	98	99
Ginnie Mae I Pool 7% 7/15/2029	16	17
Ginnie Mae I Pool 7% 7/15/2030	719	732
Ginnie Mae I Pool 7% 7/15/2031	1,831	1,882
Ginnie Mae I Pool 7% 7/15/2031	708	729
Ginnie Mae I Pool 7% 7/15/2031	454	466
Ginnie Mae I Pool 7% 7/15/2031	293	300
Ginnie Mae I Pool 7% 7/15/2031	185	190
Ginnie Mae I Pool 7% 7/15/2032	7,611	7,839
Ginnie Mae I Pool 7% 7/15/2032	7,450	7,686
Ginnie Mae I Pool 7% 7/15/2032	2,116	2,158
Ginnie Mae I Pool 7% 7/15/2032	1,176	1,215
Ginnie Mae I Pool 7% 7/15/2032	890	915
Ginnie Mae I Pool 7% 7/15/2032	353	365
Ginnie Mae I Pool 7% 7/15/2032	308	317
Ginnie Mae I Pool 7% 7/15/2032	212	218
Ginnie Mae I Pool 7% 7/15/2032	121	124
Ginnie Mae I Pool 7% 8/15/2028	580	586
Ginnie Mae I Pool 7% 8/15/2029	39	40
Ginnie Mae I Pool 7% 8/15/2029	25	25
Ginnie Mae I Pool 7% 8/15/2031	173	178
Ginnie Mae I Pool 7% 8/15/2031	100	103
Ginnie Mae I Pool 7% 8/15/2031	98	101
Ginnie Mae I Pool 7% 8/15/2032	1,561	1,605
Ginnie Mae I Pool 7% 8/15/2032	702	724
Ginnie Mae I Pool 7% 8/15/2032	283	290
Ginnie Mae I Pool 7% 8/15/2032	86	89
Ginnie Mae I Pool 7% 8/15/2032	52	52
Ginnie Mae I Pool 7% 9/15/2027	16	16
Ginnie Mae I Pool 7% 9/15/2028	962	977
Ginnie Mae I Pool 7% 9/15/2028	805	816
Ginnie Mae I Pool 7% 9/15/2028	480	487
Ginnie Mae I Pool 7% 9/15/2028	214	215
Ginnie Mae I Pool 7% 9/15/2028	203	206
Ginnie Mae I Pool 7% 9/15/2028	173	174
Ginnie Mae I Pool 7% 9/15/2028	144	145
Ginnie Mae I Pool 7% 9/15/2028	90	90
Ginnie Mae I Pool 7% 9/15/2028	30	30
Ginnie Mae I Pool 7% 9/15/2028	28	28
Ginnie Mae I Pool 7% 9/15/2028	24	25
Ginnie Mae I Pool 7% 9/15/2029	25	26
Ginnie Mae I Pool 7% 9/15/2030	1,337	1,372
Ginnie Mae I Pool 7% 9/15/2031	5,546	5,680
Ginnie Mae I Pool 7% 9/15/2031	1,643	1,692
Ginnie Mae I Pool 7% 9/15/2031	680	700
Ginnie Mae I Pool 7% 9/15/2031	575	593
Ginnie Mae I Pool 7% 9/15/2031	423	435
Ginnie Mae I Pool 7% 9/15/2031	226	233
Ginnie Mae I Pool 7% 9/15/2031	171	176
Ginnie Mae I Pool 7% 9/15/2031	46	48
Ginnie Mae I Pool 7.5% 1/15/2028	151	153
Ginnie Mae I Pool 7.5% 1/15/2031	95	99
Ginnie Mae I Pool 7.5% 1/15/2031	30	31
Ginnie Mae I Pool 7.5% 10/15/2025	2	2
Ginnie Mae I Pool 7.5% 10/15/2027	372	377
Ginnie Mae I Pool 7.5% 10/15/2027	297	302
Ginnie Mae I Pool 7.5% 10/15/2027	28	29
Ginnie Mae I Pool 7.5% 10/15/2027	22	23
Ginnie Mae I Pool 7.5% 11/15/2025	31	31
Ginnie Mae I Pool 7.5% 11/15/2025	30	30
Ginnie Mae I Pool 7.5% 11/15/2025	12	12
Ginnie Mae I Pool 7.5% 11/15/2025	8	8
Ginnie Mae I Pool 7.5% 12/15/2026	2	2
Ginnie Mae I Pool 7.5% 12/15/2027	142	144
Ginnie Mae I Pool 7.5% 12/15/2027	118	119
Ginnie Mae I Pool 7.5% 12/15/2027	48	49
Ginnie Mae I Pool 7.5% 12/15/2027	15	15
Ginnie Mae I Pool 7.5% 12/15/2027	12	12
Ginnie Mae I Pool 7.5% 12/15/2028	103	104
Ginnie Mae I Pool 7.5% 2/15/2027	34	35
Ginnie Mae I Pool 7.5% 3/15/2028	109	112
Ginnie Mae I Pool 7.5% 4/15/2027	138	140
Ginnie Mae I Pool 7.5% 4/15/2027	57	57
Ginnie Mae I Pool 7.5% 4/15/2027	40	40
Ginnie Mae I Pool 7.5% 4/15/2027	30	31
Ginnie Mae I Pool 7.5% 4/15/2027	10	10
Ginnie Mae I Pool 7.5% 4/15/2028	28	28
Ginnie Mae I Pool 7.5% 5/15/2027	83	84
Ginnie Mae I Pool 7.5% 5/15/2027	3	3
Ginnie Mae I Pool 7.5% 6/15/2027	280	284
Ginnie Mae I Pool 7.5% 6/15/2027	72	72
Ginnie Mae I Pool 7.5% 6/15/2027	29	30
Ginnie Mae I Pool 7.5% 6/15/2027	6	6
Ginnie Mae I Pool 7.5% 6/15/2029	16	16
Ginnie Mae I Pool 7.5% 7/15/2027	307	312
Ginnie Mae I Pool 7.5% 7/15/2027	158	160
Ginnie Mae I Pool 7.5% 7/15/2027	145	147
Ginnie Mae I Pool 7.5% 7/15/2027	111	112
Ginnie Mae I Pool 7.5% 7/15/2027	52	52
Ginnie Mae I Pool 7.5% 7/15/2027	20	21
Ginnie Mae I Pool 7.5% 7/15/2027	14	14
Ginnie Mae I Pool 7.5% 7/15/2028	555	568
Ginnie Mae I Pool 7.5% 7/15/2029	892	921
Ginnie Mae I Pool 7.5% 7/15/2029	91	93
Ginnie Mae I Pool 7.5% 8/15/2027	215	219
Ginnie Mae I Pool 7.5% 8/15/2027	171	174
Ginnie Mae I Pool 7.5% 8/15/2027	63	64
Ginnie Mae I Pool 7.5% 8/15/2027	40	40
Ginnie Mae I Pool 7.5% 8/15/2027	22	22
Ginnie Mae I Pool 7.5% 8/15/2027	16	17
Ginnie Mae I Pool 7.5% 8/15/2028	280	287
Ginnie Mae I Pool 7.5% 8/15/2028	47	48
Ginnie Mae I Pool 7.5% 9/15/2025	6	6
Ginnie Mae I Pool 7.5% 9/15/2027	352	358
Ginnie Mae I Pool 7.5% 9/15/2027	33	34
Ginnie Mae I Pool 7.5% 9/15/2027	20	20
Ginnie Mae I Pool 7.5% 9/15/2027	19	19
Ginnie Mae I Pool 7.5% 9/15/2027	18	19
Ginnie Mae I Pool 7.5% 9/15/2028	332	340
Ginnie Mae I Pool 7.5% 9/15/2028	208	211
Ginnie Mae I Pool 7.5% 9/15/2031	786	816
Ginnie Mae I Pool 8% 1/15/2028	206	209
Ginnie Mae I Pool 8% 10/15/2025	7	6
Ginnie Mae I Pool 8% 11/15/2027	43	44
Ginnie Mae I Pool 8% 12/15/2027	208	211
Ginnie Mae I Pool 8% 12/15/2027	75	76
Ginnie Mae I Pool 8% 12/15/2027	65	65
Ginnie Mae I Pool 8% 7/15/2027	71	72
Ginnie Mae I Pool 8% 8/15/2025	18	18
Ginnie Mae I Pool 8% 8/15/2025	2	2
Ginnie Mae I Pool 8% 8/15/2027	32	32
Ginnie Mae I Pool 8% 8/15/2027	21	21
Ginnie Mae I Pool 8.5% 1/15/2031	898	930
Ginnie Mae I Pool 8.5% 10/15/2028	160	163
Ginnie Mae I Pool 8.5% 11/15/2027	106	107
Ginnie Mae I Pool 8.5% 11/15/2027	22	23
Ginnie Mae I Pool 8.5% 12/15/2029	53	55
Ginnie Mae I Pool 8.5% 7/15/2030	107	111
Ginnie Mae I Pool 8.5% 8/15/2029	69	70
Ginnie Mae II Pool 2% 1/20/2051	246,453,707	198,093,254
Ginnie Mae II Pool 2% 1/20/2052	9,995,302	8,033,971
Ginnie Mae II Pool 2% 1/20/2054	396,930	318,980
Ginnie Mae II Pool 2% 1/20/2054	372,645	299,464
Ginnie Mae II Pool 2% 10/20/2050	147,763,651	118,768,684
Ginnie Mae II Pool 2% 10/20/2051	523,223	420,880
Ginnie Mae II Pool 2% 11/20/2050	46,293,485	37,209,532
Ginnie Mae II Pool 2% 11/20/2051	3,234,159	2,600,546
Ginnie Mae II Pool 2% 11/20/2053	1,098,901	883,097
Ginnie Mae II Pool 2% 12/20/2050	63,068,476	50,692,845
Ginnie Mae II Pool 2% 12/20/2051	1,780,969	1,431,498
Ginnie Mae II Pool 2% 2/20/2051	10,508,188	8,446,215
Ginnie Mae II Pool 2% 2/20/2052	96,988,302	77,956,743
Ginnie Mae II Pool 2% 3/20/2051	3,109,589	2,499,409
Ginnie Mae II Pool 2% 3/20/2052	105,429,240	84,774,303
Ginnie Mae II Pool 2% 4/20/2051	4,162,464	3,345,683
Ginnie Mae II Pool 2% 4/20/2052	21,447,836	17,249,283
Ginnie Mae II Pool 2% 5/20/2051	112,480	90,409
Ginnie Mae II Pool 2% 6/1/2055 (p)	697,075,000	560,048,597
Ginnie Mae II Pool 2% 6/20/2051	478,246	384,701
Ginnie Mae II Pool 2% 6/20/2054	397,994	319,773
Ginnie Mae II Pool 2% 7/1/2055 (p)	209,850,000	168,574,478
Ginnie Mae II Pool 2% 7/20/2051	2,581,237	2,076,346
Ginnie Mae II Pool 2% 7/20/2053	1,397,914	1,123,390
Ginnie Mae II Pool 2% 7/20/2054	761,747	612,035
Ginnie Mae II Pool 2% 8/20/2051	1,005,043	807,828
Ginnie Mae II Pool 2% 8/20/2053	537,719	431,911
Ginnie Mae II Pool 2% 9/20/2050	79,487,335	63,939,589
Ginnie Mae II Pool 2% 9/20/2051	721,427	580,090
Ginnie Mae II Pool 2.5% 11/20/2047	45,387	38,693
Ginnie Mae II Pool 2.5% 12/20/2051	29,546,163	24,773,293
Ginnie Mae II Pool 2.5% 4/20/2052	1,412,350	1,184,421
Ginnie Mae II Pool 2.5% 5/20/2052	21,907,448	18,378,800
Ginnie Mae II Pool 2.5% 6/1/2055 (p)	501,900,000	420,609,315
Ginnie Mae II Pool 2.5% 6/20/2051	14,734,543	12,358,938
Ginnie Mae II Pool 2.5% 7/1/2055 (p)	210,925,000	176,696,407
Ginnie Mae II Pool 2.5% 7/20/2051	45,300,139	37,982,382
Ginnie Mae II Pool 3% 1/20/2032	4,979,101	4,816,898
Ginnie Mae II Pool 3% 1/20/2043	1,137,876	1,029,444
Ginnie Mae II Pool 3% 10/20/2031	1,646,591	1,593,953
Ginnie Mae II Pool 3% 10/20/2043	87,515	78,921
Ginnie Mae II Pool 3% 11/20/2031	1,737,889	1,681,798
Ginnie Mae II Pool 3% 12/20/2031	2,673,421	2,587,149
Ginnie Mae II Pool 3% 12/20/2042	94,834	85,827
Ginnie Mae II Pool 3% 2/20/2031	214,505	208,269
Ginnie Mae II Pool 3% 3/20/2031	438,707	425,809
Ginnie Mae II Pool 3% 3/20/2050	11,962,758	10,450,329
Ginnie Mae II Pool 3% 4/20/2031	1,627,105	1,578,726
Ginnie Mae II Pool 3% 5/20/2031	3,427,610	3,324,566
Ginnie Mae II Pool 3% 6/1/2055 (p)	495,525,000	431,848,303
Ginnie Mae II Pool 3% 7/20/2031	45,230	43,827
Ginnie Mae II Pool 3% 8/20/2031	526,686	510,345
Ginnie Mae II Pool 3% 8/20/2042	13,199	11,959
Ginnie Mae II Pool 3% 9/20/2031	211,673	205,039
Ginnie Mae II Pool 3% 9/20/2043	3,912	3,528
Ginnie Mae II Pool 3.5% 1/20/2044	41,651	38,209
Ginnie Mae II Pool 3.5% 10/20/2043	44,862	41,213
Ginnie Mae II Pool 3.5% 10/20/2045	2,237,800	2,030,076
Ginnie Mae II Pool 3.5% 11/20/2041	302,720	280,478
Ginnie Mae II Pool 3.5% 11/20/2045	59,844	54,289
Ginnie Mae II Pool 3.5% 12/20/2040	238,693	221,893
Ginnie Mae II Pool 3.5% 12/20/2041	314,397	291,302
Ginnie Mae II Pool 3.5% 12/20/2043	45,967	42,192
Ginnie Mae II Pool 3.5% 12/20/2045	1,238,718	1,123,734
Ginnie Mae II Pool 3.5% 12/20/2047	22,105	19,928
Ginnie Mae II Pool 3.5% 2/20/2043	210,597	194,316
Ginnie Mae II Pool 3.5% 2/20/2044	2,506	2,299
Ginnie Mae II Pool 3.5% 2/20/2046	770,246	698,747
Ginnie Mae II Pool 3.5% 3/20/2043	7,488	6,907
Ginnie Mae II Pool 3.5% 3/20/2044	17,335	15,897
Ginnie Mae II Pool 3.5% 3/20/2045	128,390	117,266
Ginnie Mae II Pool 3.5% 3/20/2046	12,567	11,400
Ginnie Mae II Pool 3.5% 4/20/2043	137,286	126,602
Ginnie Mae II Pool 3.5% 4/20/2045	123,349	112,602
Ginnie Mae II Pool 3.5% 5/20/2043	3,451,435	3,168,455
Ginnie Mae II Pool 3.5% 5/20/2045	8,830	8,059
Ginnie Mae II Pool 3.5% 5/20/2046	46,507	41,885
Ginnie Mae II Pool 3.5% 5/20/2046	11,975	10,785
Ginnie Mae II Pool 3.5% 6/1/2055 (p)	250,025,000	222,544,927
Ginnie Mae II Pool 3.5% 6/20/2043	317,803	292,899
Ginnie Mae II Pool 3.5% 7/1/2055 (p)	193,325,000	172,008,812
Ginnie Mae II Pool 3.5% 7/20/2045	216,522	196,424
Ginnie Mae II Pool 3.5% 7/20/2047	10,528	9,511
Ginnie Mae II Pool 3.5% 7/20/2049	37,532,944	33,767,451
Ginnie Mae II Pool 3.5% 8/20/2043	29,085	26,789
Ginnie Mae II Pool 3.5% 8/20/2045	88,741	80,503
Ginnie Mae II Pool 3.5% 9/20/2040	120,439	111,843
Ginnie Mae II Pool 3.5% 9/20/2043	1,339,084	1,230,279
Ginnie Mae II Pool 3.5% 9/20/2045	36,008	32,665
Ginnie Mae II Pool 3.5% 9/20/2046	1,444,659	1,308,302
Ginnie Mae II Pool 4% 1/20/2041	523,270	501,588
Ginnie Mae II Pool 4% 1/20/2042	58,075	55,537
Ginnie Mae II Pool 4% 1/20/2045	1,161,471	1,101,917
Ginnie Mae II Pool 4% 1/20/2046	25,838	24,170
Ginnie Mae II Pool 4% 10/20/2040	244,253	234,193
Ginnie Mae II Pool 4% 10/20/2041	1,110,749	1,062,588
Ginnie Mae II Pool 4% 10/20/2044	662,536	628,673
Ginnie Mae II Pool 4% 10/20/2045	4,079	3,822
Ginnie Mae II Pool 4% 11/20/2040	815,853	782,147
Ginnie Mae II Pool 4% 11/20/2041	34,516	33,014
Ginnie Mae II Pool 4% 11/20/2042	6,064,204	5,787,729
Ginnie Mae II Pool 4% 11/20/2044	1,421,759	1,348,851
Ginnie Mae II Pool 4% 11/20/2054	15,781,675	14,484,274
Ginnie Mae II Pool 4% 12/20/2044	38,626	36,645
Ginnie Mae II Pool 4% 12/20/2045	33,396	31,240
Ginnie Mae II Pool 4% 12/20/2054	1,163,139	1,066,064
Ginnie Mae II Pool 4% 2/20/2041	25,961	24,881
Ginnie Mae II Pool 4% 2/20/2045	1,219,032	1,156,729
Ginnie Mae II Pool 4% 3/20/2041	73,294	70,241
Ginnie Mae II Pool 4% 3/20/2047	2,410,058	2,246,196
Ginnie Mae II Pool 4% 4/20/2042	208,142	198,927
Ginnie Mae II Pool 4% 4/20/2047	18,027,231	16,801,548
Ginnie Mae II Pool 4% 5/20/2046	867,309	811,321
Ginnie Mae II Pool 4% 6/1/2055 (p)	71,800,000	65,803,738
Ginnie Mae II Pool 4% 6/20/2042	3,027	2,891
Ginnie Mae II Pool 4% 6/20/2045	1,545,419	1,464,340
Ginnie Mae II Pool 4% 7/20/2033	1,162	1,134
Ginnie Mae II Pool 4% 7/20/2044	85,495	81,183
Ginnie Mae II Pool 4% 7/20/2045	6,537,481	6,190,311
Ginnie Mae II Pool 4% 8/20/2041	8,710	8,335
Ginnie Mae II Pool 4% 8/20/2043	121,804	115,898
Ginnie Mae II Pool 4% 8/20/2044	92,170	87,506
Ginnie Mae II Pool 4% 8/20/2045	1,799,950	1,686,570
Ginnie Mae II Pool 4% 8/20/2048	2,951,846	2,743,769
Ginnie Mae II Pool 4% 9/20/2040	328,092	314,562
Ginnie Mae II Pool 4% 9/20/2045	3,867	3,623
Ginnie Mae II Pool 4.5% 1/20/2041	71,990	70,803
Ginnie Mae II Pool 4.5% 1/20/2045	22,093	21,435
Ginnie Mae II Pool 4.5% 1/20/2055	4,125,660	3,895,727
Ginnie Mae II Pool 4.5% 10/20/2039	10,474	10,167
Ginnie Mae II Pool 4.5% 10/20/2040	155,248	150,648
Ginnie Mae II Pool 4.5% 10/20/2040	15,255	15,007
Ginnie Mae II Pool 4.5% 10/20/2044	18,853	18,291
Ginnie Mae II Pool 4.5% 11/20/2039	24,418	24,037
Ginnie Mae II Pool 4.5% 11/20/2040	61,878	59,973
Ginnie Mae II Pool 4.5% 11/20/2040	38,605	37,971
Ginnie Mae II Pool 4.5% 11/20/2041	9,268	9,112
Ginnie Mae II Pool 4.5% 11/20/2054	179,231,797	169,242,797
Ginnie Mae II Pool 4.5% 12/20/2039	58,587	56,888
Ginnie Mae II Pool 4.5% 12/20/2040	32,175	31,192
Ginnie Mae II Pool 4.5% 2/20/2041	276,204	271,634
Ginnie Mae II Pool 4.5% 2/20/2041	3,130	3,033
Ginnie Mae II Pool 4.5% 2/20/2042	12,377	12,166
Ginnie Mae II Pool 4.5% 2/20/2055	3,911,323	3,693,336
Ginnie Mae II Pool 4.5% 3/20/2036	5,320	5,256
Ginnie Mae II Pool 4.5% 3/20/2041	18,804	18,493
Ginnie Mae II Pool 4.5% 3/20/2046	54,343	53,244
Ginnie Mae II Pool 4.5% 4/20/2035	110,919	109,637
Ginnie Mae II Pool 4.5% 4/20/2040	27,698	26,869
Ginnie Mae II Pool 4.5% 4/20/2041	157,400	154,784
Ginnie Mae II Pool 4.5% 4/20/2055	41,873,527	39,539,819
Ginnie Mae II Pool 4.5% 5/20/2040	19,957	19,638
Ginnie Mae II Pool 4.5% 5/20/2041	793,322	780,085
Ginnie Mae II Pool 4.5% 5/20/2042	159,077	156,419
Ginnie Mae II Pool 4.5% 5/20/2043	4,663	4,586
Ginnie Mae II Pool 4.5% 5/20/2046	29,931	29,039
Ginnie Mae II Pool 4.5% 5/20/2055	12,289,476	11,604,555
Ginnie Mae II Pool 4.5% 6/20/2033	4,165	4,125
Ginnie Mae II Pool 4.5% 6/20/2039	11,576	11,246
Ginnie Mae II Pool 4.5% 6/20/2040	26,965	26,185
Ginnie Mae II Pool 4.5% 6/20/2041	516,292	507,608
Ginnie Mae II Pool 4.5% 6/20/2043	9,690	9,531
Ginnie Mae II Pool 4.5% 6/20/2044	19,688	19,306
Ginnie Mae II Pool 4.5% 7/20/2039	2,543	2,508
Ginnie Mae II Pool 4.5% 7/20/2040	30,583	30,088
Ginnie Mae II Pool 4.5% 7/20/2040	2,372	2,303
Ginnie Mae II Pool 4.5% 8/20/2040	3,441	3,385
Ginnie Mae II Pool 4.5% 9/20/2039	45,509	44,801
Ginnie Mae II Pool 4.5% 9/20/2040	168,837	166,088
Ginnie Mae II Pool 4.5% 9/20/2046	8,208	8,061
Ginnie Mae II Pool 5% 1/20/2054	818,005	796,483
Ginnie Mae II Pool 5% 1/20/2055	110,474,367	107,239,710
Ginnie Mae II Pool 5% 11/20/2054	79,452,904	77,132,760
Ginnie Mae II Pool 5% 12/20/2054	15,514,500	15,060,240
Ginnie Mae II Pool 5% 12/20/2054	4,226,948	4,109,128
Ginnie Mae II Pool 5% 2/20/2054	49,602	48,266
Ginnie Mae II Pool 5% 6/1/2055 (p)	168,425,000	163,427,931
Ginnie Mae II Pool 5% 6/20/2048	2,712,576	2,680,199
Ginnie Mae II Pool 5% 9/20/2033	119,628	120,302
Ginnie Mae II Pool 5.5% 1/20/2055	3,482,346	3,476,978
Ginnie Mae II Pool 5.5% 12/20/2054	13,290,595	13,206,769
Ginnie Mae II Pool 5.5% 12/20/2054	4,247,974	4,252,045
Ginnie Mae II Pool 5.5% 6/1/2055 (p)	372,875,000	370,317,674
Ginnie Mae II Pool 5.5% 7/1/2055 (p)	372,875,000	369,968,104
Ginnie Mae II Pool 5.5% 8/20/2054	15,105,502	15,017,308
Ginnie Mae II Pool 6% 1/20/2055	30,025,717	30,340,317
Ginnie Mae II Pool 6% 11/20/2031	3,337	3,420
Ginnie Mae II Pool 6% 12/20/2054	60,310,461	60,998,917
Ginnie Mae II Pool 6% 5/20/2032	15,732	16,150
Ginnie Mae II Pool 6% 6/1/2055 (p)	543,925,000	549,208,035
Ginnie Mae II Pool 6% 7/1/2055 (p)	543,925,000	548,379,365
Ginnie Mae II Pool 6.5% 1/20/2032	149	153
Ginnie Mae II Pool 6.5% 11/20/2031	589	607
Ginnie Mae II Pool 6.5% 3/20/2031	745	765
Ginnie Mae II Pool 6.5% 4/20/2031	95	97
Ginnie Mae II Pool 6.5% 6/1/2055 (p)	119,800,000	122,361,767
Ginnie Mae II Pool 6.5% 6/20/2031	88	90
Ginnie Mae II Pool 6.5% 7/1/2055 (p)	119,800,000	122,277,536
Ginnie Mae II Pool 6.5% 7/20/2031	106	108
Ginnie Mae II Pool 6.5% 8/20/2031	107	110
Ginnie Mae II Pool 7% 2/20/2032	5,496	5,703
Ginnie Mae II Pool 7% 3/20/2032	2,759	2,865
Uniform Mortgage Backed Securities 2% 6/1/2055 (p)	1,891,625,000	1,470,368,814
Uniform Mortgage Backed Securities 2% 7/1/2055 (p)	1,202,925,000	935,556,033
Uniform Mortgage Backed Securities 2.5% 6/1/2055 (p)	390,200,000	317,997,704
Uniform Mortgage Backed Securities 3% 6/1/2055 (p)	307,325,000	261,610,253
Uniform Mortgage Backed Securities 3.5% 6/1/2055 (p)	305,025,000	270,566,570
Uniform Mortgage Backed Securities 3.5% 7/1/2055 (p)	198,875,000	176,369,390
Uniform Mortgage Backed Securities 4% 6/1/2055 (p)	71,800,000	65,831,589
Uniform Mortgage Backed Securities 4.5% 6/1/2055 (p)	48,700,000	45,953,038
Uniform Mortgage Backed Securities 4.5% 7/1/2055 (p)	50,900,000	48,009,063
Uniform Mortgage Backed Securities 5% 6/1/2040 (p)	22,725,000	22,739,205
Uniform Mortgage Backed Securities 5% 6/1/2055 (p)	154,500,000	149,593,374
Uniform Mortgage Backed Securities 5.5% 6/1/2055 (p)	147,600,000	146,170,228
Uniform Mortgage Backed Securities 6% 6/1/2055 (p)	1,081,100,000	1,091,953,271
Uniform Mortgage Backed Securities 6% 7/1/2055 (p)	286,975,000	289,486,060
Uniform Mortgage Backed Securities 6.5% 6/1/2055 (p)	396,225,000	406,873,349
Uniform Mortgage Backed Securities 6.5% 7/1/2055 (p)	164,600,000	168,869,230
TOTAL UNITED STATES		20,042,170,234
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $20,592,465,140)		20,042,170,234

Short-Term Funds - 0.7%
	Shares	Value ($)
Fidelity SAI Short-Term Bond Fund (n) (Cost $490,701,499)	51,440,597	500,517,008

U.S. Treasury Obligations - 13.4%
	Yield (%) (w)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	3,500,000	2,103,555
US Treasury Bonds 1.75% 8/15/2041	3.82	13,264,000	8,615,901
US Treasury Bonds 1.875% 2/15/2041	3.79	7,454,500	5,020,722
US Treasury Bonds 2% 11/15/2041	3.83	19,304,500	13,010,177
US Treasury Bonds 2.25% 2/15/2052	2.99 to 3.67	70,500,000	41,980,547
US Treasury Bonds 2.25% 8/15/2046	4.78 to 4.92	830,000	531,103
US Treasury Bonds 2.375% 5/15/2051	2.35 to 2.40	488,726,000	302,380,123
US Treasury Bonds 2.875% 5/15/2052	2.96 to 3.67	409,400,000	281,254,603
US Treasury Bonds 3.625% 2/15/2053	3.73 to 3.90	244,816,000	195,518,090
US Treasury Bonds 3.625% 5/15/2053	4.31	2,100,000	1,675,324
US Treasury Bonds 4.125% 8/15/2044	4.70	1,300,000	1,168,223
US Treasury Bonds 4.125% 8/15/2053 (s)	4.36 to 5.10	424,900,000	371,505,341
US Treasury Bonds 4.25% 2/15/2054	4.52 to 4.79	167,888,000	149,951,528
US Treasury Bonds 4.25% 8/15/2054	4.16 to 4.64	400,050,000	357,732,211
US Treasury Bonds 4.375% 8/15/2043	5.28	358,000	334,841
US Treasury Bonds 4.5% 11/15/2054	4.56 to 4.82	105,112,900	98,116,323
US Treasury Bonds 4.5% 2/15/2044	4.45 to 4.72	2,975,000	2,821,369
US Treasury Bonds 4.625% 11/15/2044	4.52 to 5.12	191,130,000	183,574,392
US Treasury Bonds 4.625% 2/15/2055	4.49 to 4.95	378,795,900	361,326,098
US Treasury Bonds 4.625% 5/15/2044	4.57 to 4.72	1,535,000	1,477,797
US Treasury Bonds 4.625% 5/15/2054	4.55 to 4.65	59,200,000	56,311,688
US Treasury Bonds 4.75% 11/15/2053	4.77 to 4.79	120,000,000	116,446,874
US Treasury Bonds 4.75% 5/15/2055	4.90 to 4.91	112,400,000	109,519,750
US Treasury Bonds 6.25% 5/15/2030 (t)	4.41 to 4.46	5,440,000	5,991,225
US Treasury Bonds Inflation-Indexed 2.375% 2/15/2055	2.58 to 2.63	58,852,203	55,995,039
US Treasury Notes 2.75% 8/15/2032	3.61 to 4.16	125,847,100	114,643,758
US Treasury Notes 3.375% 5/15/2033	3.82 to 3.97	221,200,000	208,230,422
US Treasury Notes 3.375% 9/15/2027	3.48	5,630,000	5,568,422
US Treasury Notes 3.5% 1/31/2030	3.59 to 4.12	171,800,000	168,464,664
US Treasury Notes 3.5% 2/15/2033	3.91 to 4.32	247,524,000	235,718,266
US Treasury Notes 3.5% 4/30/2030	3.75	143,600,000	140,559,718
US Treasury Notes 3.625% 3/31/2030	3.46 to 3.75	92,438,400	91,040,991
US Treasury Notes 3.625% 9/30/2031	3.66 to 4.49	428,584,700	416,882,328
US Treasury Notes 3.75% 4/15/2028	3.69	60,280,000	60,086,916
US Treasury Notes 3.75% 5/15/2028	3.87	84,295,300	84,045,112
US Treasury Notes 3.75% 5/31/2030	3.85 to 4.00	250,733,800	248,118,724
US Treasury Notes 3.75% 8/15/2027	3.89	2,290,000	2,282,844
US Treasury Notes 3.75% 8/31/2031	3.59 to 3.64	51,900,000	50,872,137
US Treasury Notes 3.875% 12/31/2027 (u)	3.71 to 4.36	114,453,600	114,467,014
US Treasury Notes 3.875% 3/15/2028	3.57 to 3.88	94,368,200	94,419,808
US Treasury Notes 3.875% 4/30/2030	3.87 to 4.00	27,500,000	27,390,430
US Treasury Notes 3.875% 8/15/2033	4.59 to 4.90	104,833,500	101,975,150
US Treasury Notes 3.875% 8/15/2034	3.64 to 4.27	1,056,840,000	1,017,939,094
US Treasury Notes 4% 1/31/2029	3.87	5,950,000	5,968,361
US Treasury Notes 4% 2/15/2034	4.19 to 4.67	39,379,200	38,476,247
US Treasury Notes 4% 2/28/2030	3.51 to 3.52	215,900,000	216,363,848
US Treasury Notes 4% 4/30/2032	4.06 to 4.29	204,580,000	202,566,166
US Treasury Notes 4.125% 10/31/2031	4.26	1,100,000	1,099,914
US Treasury Notes 4.125% 11/15/2032	3.86	68,157,900	67,857,047
US Treasury Notes 4.125% 11/30/2029	4.11	1,315,000	1,324,914
US Treasury Notes 4.125% 11/30/2031	4.55	110,000,000	109,939,843
US Treasury Notes 4.125% 3/31/2032	3.88	85,700,000	85,525,922
US Treasury Notes 4.125% 5/31/2032	4.20	42,500,000	42,387,201
US Treasury Notes 4.125% 7/31/2031 (u)	3.75 to 4.03	653,225,000	654,055,314
US Treasury Notes 4.125% 8/31/2030	3.72 to 4.64	188,034,000	189,106,380
US Treasury Notes 4.25% 1/15/2028	3.99 to 4.40	43,000,500	43,393,551
US Treasury Notes 4.25% 1/31/2030	3.71 to 4.48	39,703,800	40,193,894
US Treasury Notes 4.25% 11/15/2034	4.19 to 4.63	535,086,000	529,818,747
US Treasury Notes 4.25% 2/28/2029	4.14 to 4.29	2,300,000	2,327,043
US Treasury Notes 4.25% 2/28/2031	3.64 to 4.69	76,182,300	76,941,147
US Treasury Notes 4.25% 5/15/2035	4.39 to 4.48	2,270,000	2,244,463
US Treasury Notes 4.25% 6/30/2031	4.45	2,500,000	2,520,898
US Treasury Notes 4.375% 1/31/2032	4.17 to 4.56	93,768,900	94,984,965
US Treasury Notes 4.375% 11/30/2030	4.35 to 4.37	41,344,800	42,037,648
US Treasury Notes 4.375% 12/31/2029	4.39	1,400,000	1,424,500
US Treasury Notes 4.375% 5/15/2034	3.71 to 4.49	105,436,400	105,732,940
US Treasury Notes 4.375% 8/31/2028	4.62	43,471,800	44,117,085
US Treasury Notes 4.5% 11/15/2033	3.92 to 4.45	600,173,200	609,128,912
US Treasury Notes 4.5% 12/31/2031	4.43 to 4.44	106,500,000	108,675,762
US Treasury Notes 4.5% 5/31/2029	4.37	190,000	194,023
US Treasury Notes 4.625% 10/15/2026	4.84 to 5.02	18,000,000	18,138,516
US Treasury Notes 4.625% 2/15/2035	4.16 to 4.53	262,085,400	266,922,370
US Treasury Notes 4.625% 4/30/2029	4.44 to 4.72	4,210,000	4,316,730
US Treasury Notes 4.625% 5/31/2031	3.59 to 4.50	71,431,700	73,465,829
US Treasury Notes 4.625% 9/30/2028	4.68 to 4.95	119,000,000	121,737,929
US Treasury Notes 4.625% 9/30/2030	4.72 to 5.00	156,000,000	160,552,032
US Treasury Notes 4.75% 2/15/2045	4.42 to 4.97	75,320,000	73,519,381
US Treasury Notes 4.875% 10/31/2030	4.48 to 4.91	205,200,000	213,624,422
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,639,629,750)			10,157,752,586

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (x)	4.32	1,524,453,806	1,524,758,697
Fidelity Investments Money Market Government Portfolio - Institutional Class (n)(y)	4.22	713,198,600	713,198,600
TOTAL MONEY MARKET FUNDS (Cost $2,237,957,258)			2,237,957,297

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value ($)
Put Swaptions - 0.1%
Option on an interest rate swap with Goldman Sachs Bank USA to pay annually a fixed rate of 3.53% and receive annually a floating rate based on US SOFR Index, expiring August 2034	8/01/29	67,400,000	3,184,302
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.14% and receive annually a floating rate based on US SOFR Index, expiring September 2035	9/12/25	78,300,000	4,776,107
Option on an interest rate swap with Goldman Sachs Bank USA to pay annually a fixed rate of 3.1415% and receive annually a floating rate based on US SOFR Index, expiring September 2035	9/15/25	19,800,000	1,207,353
Option on an interest rate swap with Citibank NA to pay annually a fixed rate of 3.795% and receive annually a floating rate based on US SOFR Index, expiring November 2034	10/30/29	10,100,000	435,482
Option on an interest rate swap with Citibank NA to pay annually a fixed rate of 3.753% and receive annually a floating rate based on US SOFR Index, expiring November 2034	10/31/29	67,800,000	2,983,618
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.805% and receive annually a floating rate based on US SOFR Index, expiring November 2034	11/05/29	13,900,000	598,680
Option on an interest rate swap with Goldman Sachs Bank USA to pay annually a fixed rate of 3.9025% and receive annually a floating rate based on US SOFR Index, expiring April 2036	4/14/26	15,330,000	460,661
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 4.025% and receive annually a floating rate based on US SOFR Index, expiring April 2035	4/23/30	108,700,000	4,492,193
Option on an interest rate swap with Morgan Stanley Capital Services LLC to pay annually a fixed rate of 4.075% and receive annually a floating rate based on US SOFR Index, expiring April 2035	4/24/30	68,910,000	2,787,009
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 4.08% and receive annually a floating rate based on US SOFR Index, expiring April 2035	4/24/30	63,730,000	2,570,565
Option on an interest rate swap with Citibank NA to pay annually a fixed rate of 4.03% and receive annually a floating rate based on US SOFR Index, expiring April 2035	4/25/30	81,400,000	3,352,610
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.95% and receive annually a floating rate based on US SOFR Indxe, expiring May 2035	4/29/30	25,780,000	1,100,896
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 4.065% and receive annually a floating rate based on US SOFR Index, expiring May 2035	5/02/30	10,870,000	443,146
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 4.01% and receive annually a floating rate based on US SOFR Index, expiring May 2035	5/07/30	71,330,000	2,982,386

TOTAL PUT SWAPTIONS			31,375,008
Call Swaptions - 0.0%
Option on an interest rate swap with Goldman Sachs Bank USA to receive annually a fixed rate of 3.53% and pay annually a floating rate based on US SOFR Index, expiring August 2034	8/01/29	67,400,000	1,821,087
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.14% and pay annually a floating rate based on US SOFR Index, expiring September 2035	9/12/25	78,300,000	205,546
Option on an interest rate swap with Goldman Sachs Bank USA to receive annually a fixed rate of 3.1415% and pay annually a floating rate based on US SOFR Index, expiring September 2035	9/15/25	19,800,000	54,657
Option on an interest rate swap with Citibank NA to receive annually a fixed rate of 3.795% and pay annually a floating rate based on US SOFR Index, expiring November 2034	10/30/29	10,100,000	323,342
Option on an interest rate swap with Citibank NA to receive annually a fixed rate of 3.753% and pay annually a floating rate based on US SOFR Index, expiring November 2034	10/31/29	67,800,000	2,120,146
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.805% and pay annually a floating rate based on US SOFR Index, expiring November 2034	11/05/29	13,900,000	448,624
Option on an interest rate swap with Goldman Sachs Bank USA to receive annually a fixed rate of 3.9025% and pay annually a floating rate based on US SOFR Index, expiring April 2036	4/14/26	15,330,000	496,187
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 4.025% and pay annually a floating rate based on US SOFR Index, expiring April 2035	4/23/30	108,700,000	3,998,824
Option on an interest rate swap with Morgan Stanley Capital Services LLC to receive annually a fixed rate of 4.075% and pay annually a floating rate based on US SOFR Index, expiring April 2035	4/24/30	68,910,000	2,603,699
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 4.08% and pay annually a floating rate based on US SOFR Index, expiring April 2035	4/24/30	63,730,000	2,413,086
Option on an interest rate swap with Citibank NA to receive annually a fixed rate of 4.03% and pay annually a floating rate based on US SOFR Index, expiring April 2035	4/25/30	81,400,000	2,993,822
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.95% and pay annually a floating rate based on US SOFR Index, expiring May 2035	4/29/30	25,780,000	908,907
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 4.065% and pay annually a floating rate based on US SOFR Index, expiring May 2035	5/02/30	10,870,000	408,683
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 4.01% and pay annually a floating rate based on US SOFR Index, expiring May 2035	5/07/30	71,330,000	2,606,050

TOTAL CALL SWAPTIONS			21,402,660
TOTAL PURCHASED SWAPTIONS (Cost $54,710,757)			52,777,668

TOTAL INVESTMENT IN SECURITIES - 113.6% (Cost $90,062,055,451)	86,209,027,163
NET OTHER ASSETS (LIABILITIES) - (13.6)%	(10,316,023,982)
NET ASSETS - 100.0%	75,893,003,181

TBA Sale Commitments
	Principal Amount (a)	Value ($)
U.S. Government Agency - Mortgage Securities
Ginnie Mae II Pool 2% 6/1/2055	(380,750,000)	(305,904,678)
Ginnie Mae II Pool 2.5% 6/1/2055	(210,925,000)	(176,762,343)
Ginnie Mae II Pool 3.5% 6/1/2055	(193,325,000)	(172,076,785)
Ginnie Mae II Pool 4% 6/1/2055	(3,800,000)	(3,482,648)
Ginnie Mae II Pool 5% 6/1/2055	(19,325,000)	(18,751,639)
Ginnie Mae II Pool 5.5% 6/1/2055	(372,875,000)	(370,317,674)
Ginnie Mae II Pool 6% 6/1/2055	(543,925,000)	(549,208,035)
Ginnie Mae II Pool 6.5% 6/1/2055	(119,800,000)	(122,361,767)
Uniform Mortgage Backed Securities 2% 6/1/2055	(1,347,175,000)	(1,047,165,325)
Uniform Mortgage Backed Securities 2.5% 6/1/2055	(314,650,000)	(256,427,416)
Uniform Mortgage Backed Securities 3% 6/1/2055	(105,800,000)	(90,062,197)
Uniform Mortgage Backed Securities 3.5% 6/1/2055	(200,075,000)	(177,472,687)
Uniform Mortgage Backed Securities 4% 6/1/2055	(71,800,000)	(65,831,589)
Uniform Mortgage Backed Securities 4.5% 6/1/2055	(48,700,000)	(45,953,037)
Uniform Mortgage Backed Securities 5% 6/1/2055	(58,900,000)	(57,029,448)
Uniform Mortgage Backed Securities 5.5% 6/1/2055	(152,100,000)	(150,626,638)
Uniform Mortgage Backed Securities 6% 6/1/2055	(928,175,000)	(937,493,042)
Uniform Mortgage Backed Securities 6% 7/1/2055	(167,050,000)	(168,511,704)
Uniform Mortgage Backed Securities 6.5% 6/1/2055	(375,000,000)	(385,077,938)
Uniform Mortgage Backed Securities 6.5% 7/1/2055	(8,400,000)	(8,617,870)

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES		(5,109,134,460)

TOTAL TBA SALE COMMITMENTS (Proceeds $5,104,670,619)		(5,109,134,460)

Written Swaptions
	Expiration Date	Notional Amount	Value ($)
Put Swaptions
Option on an interest rate swap with Goldman Sachs Bank USA to receive annually a fixed rate of 3.97% and pay annually a floating rate based on US SOFR Index, expiring April 2036	4/13/26	10,800,000	(297,723)
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.89% and pay annually a floating rate based on US SOFR Index, expiring April 2036	4/21/26	26,300,000	(812,986)
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.63% and pay annually a floating rate based on US SOFR Index, expiring November 2035	10/30/25	12,300,000	(388,926)

TOTAL PUT SWAPTIONS			(1,499,635)
Call Swaptions
Option on an interest rate swap with Goldman Sachs Bank USA to pay annually a fixed rate of 3.97% and receive annually a floating rate based on US SOFR Index, expiring April 2036	4/13/26	10,800,000	(381,574)
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.89% and receive annually a floating rate based on US SOFR Index, expiring April 2036	4/21/26	26,300,000	(844,163)
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.63% and receive annually a floating rate based on US SOFR Index, expiring November 2035	10/30/25	12,300,000	(166,548)

TOTAL CALL SWAPTIONS			(1,392,285)
TOTAL WRITTEN SWAPTIONS			(2,891,920)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 24 Contracts (Australia)	29	Jun 2025	2,133,597	(14,668)	(14,668)
CBOT 10 Year US Treasury Bond Contracts (United States)	183	Sep 2025	20,295,844	252,778	252,778
CBOT 10 Year Ultra US Treasury Bond Contracts (United States)	291	Sep 2025	32,828,438	536,293	536,293
CBOT 2 Year US Treasury Note Contracts (United States)	6,065	Sep 2025	1,258,582,266	2,384,461	2,384,461
CBOT 5 Year US Treasury Note Contracts (United States)	667	Sep 2025	72,239,227	567,282	567,282
CBOT US Treasury Long Bond Contracts (United States)	164	Sep 2025	18,552,500	443,799	443,799
CME Three-Month SOFR Index Contracts (United States)	10	Sep 2025	2,392,188	(5,957)	(5,957)
TMX 10Y Canadian Bond Contracts (Canada)	52	Sep 2025	4,634,474	39,797	39,797

TOTAL PURCHASED					4,203,785

Sold

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	3,571	Sep 2025	396,046,219	(4,530,990)	(4,530,990)
CBOT 5 Year US Treasury Note Contracts (United States)	3,300	Sep 2025	357,405,469	(2,781,243)	(2,781,243)
CBOT US Treasury Long Bond Contracts (United States)	37	Sep 2025	4,185,625	(26,651)	(26,651)
CBOT US Treasury Ultra Bond Contracts (United States)	245	Sep 2025	28,488,906	(714,961)	(714,961)
ICE United Kingdom of Great Britain and Northern Ireland Contracts (United Kingdom)	22	Sep 2025	2,711,623	(36,873)	(36,873)

TOTAL SOLD					(8,090,718)

TOTAL FUTURES CONTRACTS					(3,886,933)
The notional amount of futures purchased as a percentage of Net Assets is 1.8%
The notional amount of futures sold as a percentage of Net Assets is 1.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	586,000	USD	661,007	JPMorgan Chase Bank NA	7/08/25	5,889
GBP	2,574,000	USD	3,473,887	JPMorgan Chase Bank NA	7/08/25	(5,248)
USD	166,398	AUD	260,000	Brown Brothers Harriman & Co	7/08/25	(1,286)
USD	58,254	AUD	90,000	Canadian Imperial Bank of Commerce	7/08/25	210
USD	660,327	AUD	1,021,000	JPMorgan Chase Bank NA	7/08/25	1,848
USD	5,713,150	CAD	7,862,000	JPMorgan Chase Bank NA	7/08/25	(25,971)
USD	189,785	EUR	170,000	BNP Paribas SA	7/08/25	(3,683)
USD	89,797	EUR	80,000	BNP Paribas SA	7/08/25	(1,247)
USD	170,091,112	EUR	149,353,000	Goldman Sachs Bank USA	7/08/25	120,316
USD	48,081,626	GBP	35,897,000	BNP Paribas SA	7/08/25	(292,010)
USD	1,173,096	JPY	166,350,000	JPMorgan Chase Bank NA	7/08/25	12,415

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(188,767)
Unrealized Appreciation						140,678
Unrealized Depreciation						(329,445)

Credit Default Swaps
Underlying Reference	Rating(2)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(1)		Value ($)(2)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX AAA Series 13 Index		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		19,040,000	(34,666)	(298,253)	(332,919)
CMBX AAA Series 13 Index		Dec 2072	Citigroup Global Markets Ltd	(0.5%)	Monthly		6,830,000	(12,435)	(88,696)	(101,131)
CMBX AAA Series 13 Index		Dec 2072	Citigroup Global Markets Ltd	(0.5%)	Monthly		2,780,000	(5,062)	(24,408)	(29,470)
CMBX AAA Series 13 Index		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		17,700,000	(32,226)	(115,575)	(147,801)
CMBX AAA Series 13 Index		Dec 2072	Citigroup Global Markets Ltd	(0.5%)	Monthly		16,080,000	(29,277)	(169,125)	(198,402)
CMBX BBB- Series 16 Index		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,730,000	294,964	(427,042)	(132,078)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		720,000	122,759	(184,759)	(62,000)
CMBX BBB- Series 16 Index		Apr 2065	Citigroup Global Markets Ltd	(3%)	Monthly		1,340,000	228,469	(344,037)	(115,568)
CMBX BBB- Series 16 Index		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		4,580,000	780,886	(1,277,865)	(496,979)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		230,000	39,215	(64,826)	(25,611)
CMBX BBB- Series 16 Index		Apr 2065	Citigroup Global Markets Ltd	(3%)	Monthly		7,020,000	1,196,904	(2,064,788)	(867,884)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		360,000	61,380	(100,406)	(39,026)
CMBX BBB- Series 16 Index		Apr 2065	Citigroup Global Markets Ltd	(3%)	Monthly		1,640,000	279,619	(457,364)	(177,745)
CMBX BBB- Series 16 Index		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		2,190,000	373,393	(564,740)	(191,347)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		200,000	34,100	(47,767)	(13,667)
CMBX BBB- Series 16 Index		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,146,000	195,392	(276,507)	(81,115)
CMBX BBB- Series 16 Index		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		800,000	136,399	(193,977)	(57,578)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		4,576,000	780,204	(1,041,808)	(261,604)
CMBX BBB- Series 16 Index		Apr 2065	Citigroup Global Markets Ltd	(3%)	Monthly		2,990,000	509,793	(673,606)	(163,813)
CMBX BBB- Series 16 Index		Apr 2065	Citigroup Global Markets Ltd	(3%)	Monthly		1,590,000	271,094	(346,343)	(75,249)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		980,000	167,089	(244,880)	(77,791)
CMBX BBB- Series 16 Index		Apr 2065	Citigroup Global Markets Ltd	(3%)	Monthly		1,100,000	187,549	(295,125)	(107,576)
CMBX BBB- Series 16 Index		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		190,000	32,395	(43,854)	(11,459)
CMBX BBB- Series 16 Index		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		820,000	139,809	(184,183)	(44,374)
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		2,600,000	443,298	(492,400)	(49,102)
CMBX BBB- Series 16 Index		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,900,000	323,948	(312,424)	11,524
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		400,000	68,200	(64,327)	3,873
CMBX BBB Series 15 Index		Nov 2064	Citigroup Global Markets Ltd	(3%)	Monthly		200,000	33,092	(29,581)	3,511
CMBX BBB- Series 16 Index		Apr 2065	Goldman Sachs & Co LLC	(3%)	Monthly		1,100,000	187,549	(169,009)	18,540
CMBX BBB Series 15 Index		Nov 2064	Citigroup Global Markets Ltd	(3%)	Monthly		2,500,000	413,651	(374,930)	38,721
CMBX BBB- Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(3%)	Monthly		2,400,000	183,445	(96,600)	86,845
CMBX AAA Series 18 Index		Dec 2057	Citigroup Global Markets Ltd	(0.5%)	Monthly		16,800,000	28,647	8,623	37,270
CMBX AAA Series 18 Index		Dec 2057	Citigroup Global Markets Ltd	(0.5%)	Monthly		2,400,000	4,092	1,369	5,461
CMBX BBB- Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(3%)	Monthly		2,900,000	221,663	(111,100)	110,563
CMBX BBB- Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(3%)	Monthly		2,500,000	191,089	(95,776)	95,313
CMBX BBB- Series 18 Index		Dec 2057	Citigroup Global Markets Ltd	(3%)	Monthly		500,000	38,218	(19,706)	18,512
CMBX BBB- Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(3%)	Monthly		700,000	53,505	(27,180)	26,325
CMBX BBB- Series 18 Index		Dec 2057	Morgan Stanley Capital Services LLC	(3%)	Monthly		2,800,000	214,019	(108,719)	105,300
CMBX BBB- Series 18 Index		Dec 2057	Citigroup Global Markets Ltd	(3%)	Monthly		5,300,000	405,108	(193,337)	211,771
CMBX BB Series 18 Index		Dec 2057	JPMorgan Securities LLC	(5%)	Monthly		300,000	38,257	(20,030)	18,227
CMBX BB Series 18 Index		Dec 2057	JPMorgan Securities LLC	(5%)	Monthly		600,000	76,514	(42,887)	33,627
CMBX BBB- Series 17 Index		Dec 2056	Citigroup Global Markets Ltd	(3%)	Monthly		100,000	13,019	(12,585)	434
CMBX BBB- Series 18 Index		Dec 2057	JPMorgan Securities LLC	(3%)	Monthly		2,000,000	152,871	(99,412)	53,459
CMBX BBB Series 15 Index		Nov 2064	Citigroup Global Markets Ltd	(3%)	Monthly		1,800,000	297,828	(288,787)	9,041
CMBX BBB- Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(3%)	Monthly		3,300,000	252,237	(353,373)	(101,136)
CMBX BB Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(5%)	Monthly		2,800,000	357,063	(418,591)	(61,528)
CMBX BB Series 18 Index		Dec 2057	Morgan Stanley Capital Services LLC	(5%)	Monthly		1,150,000	146,651	(169,757)	(23,106)
CMBX BBB- Series 18 Index		Dec 2057	Goldman Sachs & Co LLC	(3%)	Monthly		1,100,000	84,079	(108,415)	(24,336)
CMBX BB Series 18 Index		Dec 2057	Morgan Stanley Capital Services LLC	(5%)	Monthly		2,100,000	267,797	(304,014)	(36,217)
CMBX BBB- Series 17 Index		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,100,000	143,210	(160,438)	(17,228)
CMBX BBB- Series 17 Index		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,400,000	182,268	(202,666)	(20,398)
BMW Finance NV 0.75% 7/13/2026		Jun 2030	BNP Paribas SA	(1%)	Quarterly	EUR	4,300,000	(100,004)	84,351	(15,653)
Generali 4.125% 5/4/2026		Jun 2030	BNP Paribas SA	(1%)	Quarterly	EUR	2,000,000	2,013	(7,369)	(5,356)
UniCredit SpA 5.375% 4/16/2034		Jun 2030	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,800,000	7,756	(17,465)	(9,709)
Societe Generale SA 5.25% 9/6/2032		Jun 2030	BNP Paribas SA	(1%)	Quarterly	EUR	1,800,000	13,676	(15,117)	(1,441)
Intesa Sanpaolo SpA 6.184% 2/20/2034		Jun 2030	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	1,900,000	2,535	(12,977)	(10,442)
Deutsche Bank AG 5.625% 5/19/2031		Jun 2030	BNP Paribas SA	(1%)	Quarterly	EUR	1,500,000	31,535	(38,951)	(7,416)
CMBX AAA Series 18 Index		Dec 2057	Citigroup Global Markets Ltd	(0.5%)	Monthly		11,300,000	19,269	(21,136)	(1,867)
CMBX BBB- Series 18 Index		Dec 2057	Citigroup Global Markets Ltd	(3%)	Monthly		4,300,000	328,672	(321,584)	7,088
CMBX BBB- Series 17 Index		Dec 2056	Citigroup Global Markets Ltd	(3%)	Monthly		3,800,000	494,727	(502,819)	(8,092)

TOTAL BUY PROTECTION								11,339,244	(14,649,053)	(3,309,809)
Sell Protection
CMBX AAA Series 13 Index	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		29,580,000	53,856	656,538	710,394
CMBX AAA Series 13 Index	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		32,850,000	59,810	749,831	809,641
CMBX AAA Series 15 Index	NR	Nov 2064	Goldman Sachs & Co LLC	0.5%	Monthly		5,650,000	(32,637)	147,170	114,533
CMBX AAA Series 12 Index	NR	Aug 2061	JPMorgan Securities LLC	0.5%	Monthly		2,000,000	7,080	8,473	15,553
CMBX AAA Series 15 Index	NR	Nov 2064	Citigroup Global Markets Ltd	0.5%	Monthly		10,420,000	(60,190)	101,717	41,527
CMBX AAA Series 17 Index	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly		5,400,000	(94,539)	119,084	24,545
CMBX AAA Series 15 Index	NR	Nov 2064	Citigroup Global Markets Ltd	0.5%	Monthly		7,450,000	(43,034)	99,651	56,617
CMBX AAA Series 17 Index	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly		23,400,000	(409,671)	574,657	164,986
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		1,300,000	(22,759)	31,902	9,143
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		700,000	(12,255)	14,300	2,045
CMBX AAA Series 17 Index	NR	Dec 2056	Morgan Stanley Capital Services LLC	0.5%	Monthly		6,000,000	(105,044)	123,986	18,942
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		11,200,000	(196,082)	190,597	(5,485)
CMBX AAA Series 17 Index	NR	Dec 2056	Morgan Stanley Capital Services LLC	0.5%	Monthly		500,000	(8,754)	8,036	(718)
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		700,000	(12,255)	11,035	(1,220)
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		7,050,000	(123,426)	111,142	(12,284)
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		1,900,000	(33,264)	25,559	(7,705)
CMBX AAA Series 17 Index	NR	Dec 2056	Morgan Stanley Capital Services LLC	0.5%	Monthly		5,900,000	(103,293)	89,149	(14,144)
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		22,300,000	(390,413)	349,867	(40,546)
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		8,500,000	(148,812)	159,236	10,424
CMBX AAA Series 17 Index	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly		1,400,000	(24,510)	25,483	973
CMBX AAA Series 17 Index	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly		11,300,000	(197,832)	279,651	81,819
CMBX AAA Series 17 Index	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly		9,800,000	(171,572)	267,597	96,025
CMBX AAA Series 17 Index	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly		3,000,000	(52,522)	92,273	39,751
CMBX AAA Series 16 Index	NR	Apr 2065	Citigroup Global Markets Ltd	0.5%	Monthly		600,000	(7,388)	9,609	2,221
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		9,600,000	(168,070)	165,615	(2,455)
CMBX AAA Series 16 Index	NR	Apr 2065	Goldman Sachs & Co LLC	0.5%	Monthly		28,800,000	(354,635)	353,053	(1,582)
CMBX AAA Series 17 Index	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly		8,200,000	(143,771)	141,540	(2,231)
CMBX AAA Series 16 Index	NR	Apr 2065	Citigroup Global Markets Ltd	0.5%	Monthly		50,700,000	(614,995)	622,161	7,166

TOTAL SELL PROTECTION								(3,410,977)	5,528,912	2,117,935
TOTAL CREDIT DEFAULT SWAPS								7,928,267	(9,120,141)	(1,191,874)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.
(2)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(3)	Value ($)	Upfront Premium Received/ (Paid) ($)(2)	Unrealized Appreciation/ (Depreciation) ($)
U.S. SOFR Index(4)	Annual	3.25%	Annual	LCH	Jun 2027	694,054,000	1,388,177	0	1,388,177
3.25%	Annual	U.S. SOFR Index(4)	Annual	LCH	Jun 2055	3,372,000	(103,550)	0	(103,550)
U.S. SOFR Index(4)	Annual	3.5%	Annual	LCH	Jun 2045	256,601,000	5,353,683	0	5,353,683
U.S. SOFR Index(4)	Annual	3.5%	Annual	LCH	Jun 2040	105,000	986	0	986
U.S. SOFR Index(4)	Annual	3.5%	Annual	LCH	Jun 2037	105,000	313	0	313
U.S. SOFR Index(4)	Annual	3.25%	Annual	LCH	Jun 2034	105,000	(205)	0	(205)
U.S. SOFR Index(4)	Annual	3.25%	Annual	LCH	Jun 2032	13,200,000	(13,978)	0	(13,978)
U.S. SOFR Index(4)	Annual	3.25%	Annual	LCH	Jun 2029	399,100,000	2,493,450	0	2,493,450
U.S. SOFR Index(4)	Annual	3.25%	Annual	LCH	Jun 2030	50,363,000	(49,784)	0	(49,784)
U.S. SOFR Index(4)	Annual	3.25%	Annual	LCH	Jun 2028	1,103,615,000	(1,924,415)	0	(1,924,415)
3.25%	Annual	U.S. SOFR Index(4)	Annual	LCH	Jun 2026	104,000	(136)	0	(136)
TOTAL INTEREST RATE SWAPS							7,144,541	0	7,144,541

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.
(2)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
(3)Notional amount is stated in U.S. Dollars unless otherwise noted.
(4)Represents floating rate.
Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,827,233,335 or 9.0% of net assets.

(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(g)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(h)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $777,656 and $757,655, respectively.

(i)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(j)	Principal Only Strips represent the right to receive the monthly principal payments.
(k)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(l)	Level 3 security
(m)	Non-income producing
(n)	Affiliated Fund
(o)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $207,091,370 or 0.3% of net assets.

(p)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(q)	Security is perpetual in nature with no stated maturity date.
(r)	Non-income producing - Security is in default.
(s)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $15,961,640.

(t)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $1,415,061.
(u)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $18,478,679.
(v)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $66,233,321.
(w)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(x)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(y)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,417,719,055	10,865,811,453	11,758,775,490	66,191,961	3,678	1	1,524,758,697	1,524,453,806	2.8%
Fidelity Securities Lending Cash Central Fund	-	2,357,855,957	2,357,855,957	69,137	-	-	-	-	0.0%
Total	2,417,719,055	13,223,667,410	14,116,631,447	66,261,098	3,678	1	1,524,758,697

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Floating Rate High Income Fund - Class Z	941,126,140	198,842,261	50,000,000	73,853,668	(633,430)	(15,464,347)	1,073,870,624	117,491,316
Fidelity Advisor New Markets Income Fund - Class Z	1,127,039,687	131,813,071	25,000,000	56,828,565	(3,609,438)	21,874,244	1,252,117,564	98,514,364
Fidelity Advisor Real Estate Income Fund - Class Z	1,134,293,162	207,909,841	-	57,909,841	-	47,840,298	1,390,043,301	115,260,639
Fidelity Government Income Fund Class Z	208,482,828	1,681,541	221,127,503	1,868,939	(4,220,283)	15,183,417	-	-
Fidelity Inflation-Protected Bond Index Fund	228,697,730	2,403,349	237,483,980	2,403,350	2,544,993	3,837,908	-	-
Fidelity Intermediate Treasury Bond Index Fund	2,433,864,790	119,237,452	2,703,810,977	23,776,056	101,816,604	48,892,131	-	-
Fidelity Investments Money Market Government Portfolio - Institutional Class	264,514,102	6,543,796,975	6,095,112,477	14,211,008	-	-	713,198,600	713,198,600
Fidelity SAI Enhanced Core Bond Fund	-	954,083,824	-	4,095,183	-	(4,091,390)	949,992,434	95,862,001
Fidelity SAI High Income Fund	199,286,275	137,259,728	40,000,000	12,267,953	(1,579,092)	8,090,598	303,057,509	33,121,039
Fidelity SAI Inflation-Protected Bond Index Fund	-	391,101,560	-	3,248,690	-	2,584,570	393,317,240	38,750,467
Fidelity SAI Intermediate Treasury Bond Index Fund	-	3,588,135,954	300,000,000	59,343,422	(3,336,704)	(56,629,287)	3,228,169,963	331,434,288
Fidelity SAI International Credit Fund	385,689,313	925,667,246	-	25,667,245	-	15,902,418	1,327,258,977	124,391,657
Fidelity SAI Long-Term Treasury Bond Index Fund	2,531,514,847	293,874,324	525,000,000	93,880,741	(265,700,791)	188,178,070	2,222,866,450	336,288,419
Fidelity SAI Municipal Income Fund	-	77,271,672	-	273,120	-	67,207	77,338,879	8,056,133
Fidelity SAI Short-Term Bond Fund	472,289,166	21,301,749	-	21,301,949	-	6,926,093	500,517,008	51,440,597
Fidelity SAI Short-Term Treasury Bond Index Fund	-	306,226,910	75,000,000	1,226,281	(528,746)	519,159	231,217,323	23,075,581
Fidelity SAI Total Bond Fund	15,621,818,369	1,806,015,218	475,018,831	756,023,009	(20,924,687)	241,186,263	17,173,076,332	1,914,501,263
Fidelity SAI U.S. Treasury Bond Index Fund	6,090,373,182	721,074,243	1,545,000,000	171,075,068	(185,217,256)	331,747,237	5,412,977,406	617,919,795
Fidelity Short-Term Treasury Bond Index Fund	413,148,934	2,371,812	430,303,916	2,371,869	23,865,206	(9,082,036)	-	-
Fidelity Sustainability Bond Index Fund	23,006,458	870,389	-	870,474	-	374,815	24,251,662	2,633,188
Fidelity U.S. Bond Index Fund	103,262,800	869,473,068	244,000,000	10,241,944	(696,591)	(251,269)	727,788,008	70,590,496
	32,178,407,783	17,300,412,187	12,966,857,684	1,392,738,375	(358,220,215)	847,686,099	37,001,059,280

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	3,232,349,833	-	3,232,349,833	-

Bank Loan Obligations
Communication Services	145,724	-	145,724	-
Consumer Discretionary	7,258,899	-	7,258,899	-
Energy	681,496	-	681,496	-
Financials	1,678,134	-	1,678,134	-
Health Care	733,990	-	733,990	-
Industrials	1,190,404	-	1,190,404	-
Information Technology	3,792,388	-	3,792,388	-
Materials	2,316,763	-	2,316,763	-
Utilities	1,171,304	-	1,171,304	-

Bank Notes
Financials	9,634,949	-	9,634,949	-

Collateralized Mortgage Obligations	1,572,257,939	-	1,572,257,884	55

Commercial Mortgage Securities	2,597,951,106	-	2,597,951,106	-

Common Stocks
Energy	15,470	15,470	-	-
Health Care	283,122	-	-	283,122

Fixed-Income Funds	35,787,343,672	35,787,343,672	-	-

Foreign Government and Government Agency Obligations	74,280,794	-	74,280,794	-

Municipal Securities
Electric Utilities	1,069,666	-	1,069,666	-
General Obligations	15,534,519	-	15,534,519	-

Non-Convertible Corporate Bonds
Communication Services	598,689,407	-	598,689,407	-
Consumer Discretionary	410,568,562	-	410,568,562	-
Consumer Staples	264,926,024	-	264,926,024	-
Energy	996,245,047	-	996,245,047	-
Financials	4,606,639,212	-	4,606,639,212	-
Health Care	426,128,870	-	426,128,870	-
Industrials	513,995,333	-	513,995,333	-
Information Technology	352,589,334	-	351,817,163	772,171
Materials	167,751,260	-	167,751,260	-
Real Estate	737,677,378	-	737,450,288	227,090
Utilities	751,083,364	-	751,083,364	-

Preferred Securities
Consumer Discretionary	3,148,102	-	3,148,102	-
Consumer Staples	3,407,328	-	3,407,328	-
Energy	5,756,228	-	5,756,228	-
Financials	48,390,367	-	48,094,867	295,500
Industrials	728,906	-	728,906	-
Real Estate	18,316,843	-	18,316,843	-
Utilities	2,120,633	-	2,120,633	-

U.S. Government Agency - Mortgage Securities	20,042,170,234	-	20,042,170,234	-

Short-Term Funds	500,517,008	500,517,008	-	-

U.S. Treasury Obligations	10,157,752,586	-	10,157,752,586	-

Money Market Funds	2,237,957,297	2,237,957,297	-	-

Purchased Swaptions	52,777,668	-	52,777,668	-
Total Investments in Securities:	86,209,027,163	38,525,833,447	47,681,615,778	1,577,938
Derivative Instruments:

Assets
Futures Contracts	4,224,410	4,224,410	-	-
Forward Foreign Currency Contracts	140,678	-	140,678	-
Swaps	20,910,269	-	20,910,269	-
Total Assets	25,275,357	4,224,410	21,050,947	-

Liabilities
Futures Contracts	(8,111,343)	(8,111,343)	-	-
Forward Foreign Currency Contracts	(329,445)	-	(329,445)	-
Swaps	(5,837,461)	-	(5,837,461)	-
Written Swaptions	(2,891,920)	-	(2,891,920)	-
Total Liabilities	(17,170,169)	(8,111,343)	(9,058,826)	-
Total Derivative Instruments:	8,105,188	(3,886,933)	11,992,121	-
Other Financial Instruments:

TBA Sale Commitments	(5,109,134,460)	-	(5,109,134,460)	-
Total Other Financial Instruments:	(5,109,134,460)	-	(5,109,134,460)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	11,673,660	(3,745,393)
Total Credit Risk	11,673,660	(3,745,393)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	140,678	(329,445)
Total Foreign Exchange Risk	140,678	(329,445)
Interest Rate Risk
Futures Contracts (c)	4,224,410	(8,111,343)
Purchased Swaptions (d)	52,777,668	0
Swaps (e)	9,236,609	(2,092,068)
Written Swaptions (f)	0	(2,891,920)
Total Interest Rate Risk	66,238,687	(13,095,331)
Total Value of Derivatives	78,053,025	(17,170,169)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-item(s).
(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-item(s).
(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(d)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.
(e)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
(f)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $48,858,403,817)	$47,683,209,186
Fidelity Central Funds (cost $1,524,758,657)	1,524,758,697
Other affiliated issuers (cost $39,678,892,977)	37,001,059,280

Total Investment in Securities (cost $90,062,055,451)		$86,209,027,163
Cash		1,644,540
Foreign currency held at value (cost $4,070,312)		4,075,790
Receivable for investments sold		224,660,988
Receivable for premium on written options		3,241,064
Receivable for TBA sale commitments		5,104,670,619
Unrealized appreciation on forward foreign currency contracts		140,678
Receivable for swaps		1,282,370
Receivable for fund shares sold		129,878,954
Dividends receivable		132,958
Interest receivable		267,261,422
Distributions receivable from Fidelity Central Funds		5,598,210
Bi-lateral OTC swaps, at value		11,673,660
Prepaid expenses		146,300
Other receivables		67,812
Total assets		91,963,502,528
Liabilities
Payable for investments purchased
Regular delivery	$552,135,463
Delayed delivery	10,343,529,149
TBA sale commitments, at value	5,109,134,460
Unrealized depreciation on forward foreign currency contracts	329,445
Payable for fund shares redeemed	51,061,182
Distributions payable	656,949
Bi-lateral OTC swaps, at value	3,745,393
Accrued management fee	2,598,434
Payable for daily variation margin on futures contracts	128,253
Payable for daily variation margin on centrally cleared swaps	1,985,047
Written options, at value (premium receivable $3,241,064)	2,891,920
Other payables and accrued expenses	2,303,652
Total liabilities		16,070,499,347
Net Assets		$75,893,003,181
Net Assets consist of:
Paid in capital		$83,024,368,391
Total accumulated earnings (loss)		(7,131,365,210)
Net Assets		$75,893,003,181
Net Asset Value, offering price and redemption price per share ($75,893,003,181 ÷ 8,366,443,614 shares)		$9.07
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$3,951,816
Affiliated issuers		1,389,624,254
Interest		1,645,187,940
Income from Fidelity Central Funds (including $69,137 from security lending)		66,261,098
Total income		3,105,025,108
Expenses
Management fee	$204,251,036
Custodian fees and expenses	499,545
Independent trustees' fees and expenses	355,336
Registration fees	3,893,624
Audit fees	83,689
Legal	55,045
Miscellaneous	764,001
Total expenses before reductions	209,902,276
Expense reductions	(174,592,327)
Total expenses after reductions		35,309,949
Net Investment income (loss)		3,069,715,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(107,856,818)
Fidelity Central Funds	3,678
Other affiliated issuers	(358,220,215)
Forward foreign currency contracts	(10,058,239)
Foreign currency transactions	(27,823)
Futures contracts	(23,877,649)
Swaps	28,496,547
Written options	116,374
Capital gain distributions from underlying funds:
Affiliated issuers	3,114,121
Total net realized gain (loss)		(468,310,024)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	605,759,691
Fidelity Central Funds	1
Other affiliated issuers	847,686,099
Forward foreign currency contracts	1,680,578
Assets and liabilities in foreign currencies	131,056
Futures contracts	(7,035,636)
Swaps	(3,711,989)
Written options	349,144
TBA sale commitments	(22,192,549)
Total change in net unrealized appreciation (depreciation)		1,422,666,395
Net gain (loss)		954,356,371
Net increase (decrease) in net assets resulting from operations		$4,024,071,530
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,069,715,159	$2,804,666,734
Net realized gain (loss)	(468,310,024)	(1,432,385,718)
Change in net unrealized appreciation (depreciation)	1,422,666,395	231,267,851
Net increase (decrease) in net assets resulting from operations	4,024,071,530	1,603,548,867
Distributions to shareholders	(3,009,252,564)	(2,691,323,803)

Share transactions
Proceeds from sales of shares	28,164,158,990	21,087,767,799
Reinvestment of distributions	3,001,116,963	2,599,304,812
Cost of shares redeemed	(22,786,532,589)	(20,461,282,796)

Net increase (decrease) in net assets resulting from share transactions	8,378,743,364	3,225,789,815
Total increase (decrease) in net assets	9,393,562,330	2,138,014,879

Net Assets
Beginning of period	66,499,440,851	64,361,425,972
End of period	$75,893,003,181	$66,499,440,851

Other Information
Shares
Sold	3,085,248,744	2,359,503,963
Issued in reinvestment of distributions	328,550,937	290,814,279
Redeemed	(2,490,122,610)	(2,291,309,084)
Net increase (decrease)	923,677,071	359,009,158

Financial Highlights
Strategic Advisers® Fidelity® Core Income Fund

Years ended May 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.93	$9.09	$9.60	$10.60	$10.95
Income from Investment Operations
Net investment income (loss) A,B	.401	.378	.322	.222	.239
Net realized and unrealized gain (loss)	.132	(.175)	(.519)	(.993)	.106
Total from investment operations	.533	.203	(.197)	(.771)	.345
Distributions from net investment income	(.393)	(.363)	(.313)	(.223)	(.245)
Distributions from net realized gain	-	-	-	(.006)	(.450)
Total distributions	(.393)	(.363)	(.313)	(.229)	(.695)
Net asset value, end of period	$9.07	$8.93	$9.09	$9.60	$10.60
Total Return C	6.03%	2.30%	(2.02)%	(7.41)%	3.10%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.30%	.30%	.30%	.31%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.06%
Expenses net of all reductions, if any	.05%	.05%	.05%	.05%	.06%
Net investment income (loss)	4.40%	4.23%	3.52%	2.14%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$75,893,003	$66,499,441	$64,361,426	$47,891,014	$35,955,537
Portfolio turnover rate F	206%	207%	202%	201%	191%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers Fidelity Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Core Income Fund	$67,812

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, swaps, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and future contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$600,031,098
Gross unrealized depreciation	(4,408,957,392)
Net unrealized appreciation (depreciation)	$(3,808,926,294)
Tax Cost	$90,017,652,245

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,554,006
Capital loss carryforward	$(3,330,467,647)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,818,090,920)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(898,343,033)
Long-term	(2,432,124,614)
Total capital loss carryforward	$(3,330,467,647)

The tax character of distributions paid was as follows:

	May 31, 2025	May 31, 2024
Ordinary Income	$3,009,252,564	$ 2,691,323,803

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The value of these commitments and proceeds to be received at contractual settlement date are reflected in the Statement of Assets and Liabilities as "TBA sale commitments, at value" and "Receivable for TBA sale commitments," respectively. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a fund realizes a gain or loss. If a fund delivers securities under the commitment, a fund realizes a gain or loss from the sale of the securities based upon the price established at the date the commitment was entered into.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Fidelity Core Income Fund
Credit Risk
Swaps	(4,690,378)	5,972,972
Total Credit Risk	(4,690,378)	5,972,972
Foreign Exchange Risk
Forward Foreign Currency Contracts	(10,058,239)	1,680,578
Total Foreign Exchange Risk	(10,058,239)	1,680,578
Interest Rate Risk
Futures Contracts	(23,877,649)	(7,035,636)
Purchased Options	(10,008,465)	97,654
Written Options	116,374	349,144
Swaps	33,186,925	(9,684,961)
Total Interest Rate Risk	(582,815)	(16,273,799)
Totals	(15,331,432)	(8,620,249)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Core Income Fund	92,038,994,804	88,851,811,304

5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM or an affiliate, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM or an affiliate pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity Core Income Fund	4,854

Affiliated Exchanges In-Kind. During the period, the Fund redeemed shares of Fidelity Inflation-Protected Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund and Fidelity Intermediate Treasury Bond Index Fund, in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized gain of $110,469,109 on the Fund's redemptions of Fidelity Inflation-Protected Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund and Fidelity Intermediate Treasury Bond Index Fund, which is included in "Net Realized gain (loss) - Other affiliated Issuers" in the accompanying Statement of Operations. The Fund recognized a net gain on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Inflation-Protected Bond Index Fund	237,483,980	2,544,993	25,563,399
Fidelity Short-Term Treasury Bond Index Fund	130,000,683	7,987,613	12,488,058
Fidelity Intermediate Treasury Bond Index Fund	2,528,810,977	99,936,503	252,881,098
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers Fidelity Core Income Fund	100,436
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral or, for non-cash collateral, loan fees received from the borrower as compensation for the securities loaned, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

Total Security Lending Fees Paid to NFS ($)
Strategic Advisers Fidelity Core Income Fund	7,509
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period, this waiver reduced the Fund's management fee by $ 174,551,431.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $40,896.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity SAI Intermediate Treasury Bond Index Fund	100%
Fidelity New Markets Income Fund	27%
Fidelity Real Estate Income Fund	27%
Fidelity SAI High Income Fund	12%
Fidelity SAI International Credit Fund	100%
Fidelity SAI Long-Term Treasury Bond Index Fund	63%
Fidelity SAI Short-Term Bond Fund	11%
Fidelity SAI Total Bond Fund	85%
Fidelity SAI U.S. Treasury Bond Index Fund	62%
Fidelity SAI Short-Term Treasury Bond Index Fund	100%
Fidelity SAI Enhanced Core Bond Fund	100%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Core Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 31.85% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,900,396,907 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 9, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Charles S. Morrison
Affirmative	381,775,585,183.64	95.17
Withheld	19,363,639,577.49	4.83
TOTAL	401,139,224,761.13	100.00
Nancy D. Prior
Affirmative	381,252,305,731.53	95.04
Withheld	19,886,919,029.60	4.96
TOTAL	401,139,224,761.13	100.00
Mary C. Farrell
Affirmative	381,226,030,239.11	95.04
Withheld	19,913,194,522.02	4.96
TOTAL	401,139,224,761.13	100.00
Karen Kaplan
Affirmative	381,519,946,847.38	95.11
Withheld	19,619,277,913.75	4.89
TOTAL	401,139,224,761.13	100.00
Christine Marcks
Affirmative	380,186,327,029.51	94.78
Withheld	20,952,897,731.62	5.22
TOTAL	401,139,224,761.13	100.00
Harold Singleton III
Affirmative	382,499,458,473.65	95.35
Withheld	18,639,766,287.48	4.65
TOTAL	401,139,224,761.13	100.00
Heidi L. Steiger
Affirmative	380,661,676,515.00	94.90
Withheld	20,477,548,246.13	5.10
TOTAL	401,139,224,761.13	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Subadvisory Agreements
Strategic Advisers Fidelity Core Income Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve amendments to the existing sub-subadvisory agreements between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) (the Amended Agreements). The Amended Agreements will be effective January 1, 2025.
The Board considered the Amended Agreements, which simplified the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or an affiliate will compensate each Sub-Subadviser at a fee rate equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board considered that under the Amended Agreements, FIAM or an affiliate will compensate each Sub-Subadviser, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the changes will not impact the sub-advisory fees paid under the existing sub-advisory agreement with FIAM. The Board noted that no other material contract terms are impacted by the Amended Agreements.
The Board considered that the approval of the Amended Agreements will not result in any changes in the investment process or strategies employed by FIAM in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Agreements would not change the obligations and services of FIAM and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FIAM and its affiliates.
The Board considered that the existing sub-advisory and sub-subadvisory agreements for the fund were recently renewed by the Board in September 2024 and that the Board will consider their renewal again in September 2025. In connection with its consideration of future renewals, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and each Amended Agreements is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9887939.106
COI-ANN-0725
Strategic Advisers® Municipal Bond Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Municipal Bond Fund
Schedule of Investments May 31, 2025
Showing Percentage of Net Assets
Commercial Mortgage Securities - 0.1%
	Principal Amount (a)	Value ($)
California - 0.0%
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-ML13 Class XCA, 0.9634% 7/25/2036 (b)(c)	9,418,681	438,500
Non-state Specific - 0.1%
Freddie Mac Multifamily Structured pass-thru certificates Series 2023-ML16 Class AUS, 4.633% 7/25/2038 (c)	751,715	761,798
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-ML21 Class AUS, 4.519% 8/25/2041 (c)	2,818,608	2,799,270
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-ML22 Class AUS, 4.5458% 10/25/2040 (c)	2,565,200	2,575,031
TOTAL NON-STATE SPECIFIC		6,136,099
Texas - 0.0%
Austin Affordable Pfc Inc Texmultifamily Hsg Rev Series 2024-2024A Class PT, 4.45% 3/1/2043	430,000	413,031
San Antonio Housing Trust Public Facility Corp Series 2024-2024A Class PT, 4.45% 4/1/2043	505,000	485,112
San Antonio Tex Hsg Tr Pub Faccorp Multifamily Tax Exempt Bonds Series 2024-2024A Class PT, 4.55% 3/1/2043	920,000	883,100
TOTAL TEXAS		1,781,243
Washington - 0.0%
Washington St Hsg Fin Commn Multifamily Tax-Exempt Mtg-Bkd Bonds Series 2024-09FN Class PT, 4.55% 8/1/2043	240,000	233,324
Washington State Housing Finance Commission Series 2024-1 Class A, 4.2207% 3/20/2050 (c)	1,991,974	1,834,702
TOTAL WASHINGTON		2,068,026
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $10,727,808)		10,423,868

Fixed-Income Funds - 27.5%
	Shares	Value ($)
Allspring Municipal Bond Fund - Class Admin	76,105,676	719,959,696
American High-Income Municipal Bond Fund Class F-2	9,076,679	134,788,684
BlackRock National Municipal Fund Investor A Shares	21,895,581	214,576,691
DWS Managed Municipal Bond Fund - Class S	36,592,414	285,786,756
DWS Strategic High Yield Tax-Free Fund - Class S	86,522	888,586
Eaton Vance National Municipal Income Fund Class I	23,054,827	203,574,124
Fidelity SAI Enhanced Municipal Income Fund (d)	3,045,144	29,933,769
Franklin Federal Tax Free Income Fund Class R6	54,560,557	569,066,611
iShares National Muni Bond ETF	3,026,912	314,344,811
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	59,693,449	624,393,480
Vanguard Tax-Exempt Bond Index Fund ETF	4,599,105	224,436,324
TOTAL FIXED-INCOME FUNDS (Cost $3,375,623,241)		3,321,749,532

Municipal Securities - 69.4%
	Principal Amount (a)	Value ($)
Alabama - 1.9%
Education - 0.1%
Auburn Univ Ala Gen Fee Rev Series 2025 B, 5% 6/1/2041	2,500,000	2,665,734
Homewood Ala Edl Bldg Auth Lease Rev (Samford University Proj.) Series 2024 A, 5.25% 10/1/2038	670,000	697,056
Homewood Ala Edl Bldg Auth Lease Rev (Samford University Proj.) Series 2024 A, 5.5% 10/1/2042	1,040,000	1,070,651
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2033	15,000	14,585
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2035	50,000	47,368
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2036	65,000	60,655
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2037	70,000	64,187
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2038	125,000	112,586
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2039	95,000	84,172
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2041	310,000	267,284
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2044	210,000	174,859
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2049	125,000	101,198
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2024 C, 5% 10/1/2056	1,200,000	1,119,123
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2024 C, 5.5% 10/1/2054	1,100,000	1,108,382
Jacksonville Public Educational Building Authority Series 2023 A, 5.25% 8/1/2053 (Assured Guaranty Ltd Insured)	600,000	602,119
Jacksonville Public Educational Building Authority Series 2023 A, 5.5% 8/1/2058 (Assured Guaranty Ltd Insured)	500,000	509,869
Jacksonville Public Educational Building Authority Series 2024 A, 5% 8/1/2056	885,000	873,456
Montgomery Ala Edl Bldg Auth Higher Ed Rev Series 2016A, 5% 10/1/2043	300,000	267,763
University North AL Rev Series 2019 B, 5% 11/1/2038	320,000	328,567
University South AL Univ Rev Series 2019 A, 5% 4/1/2049	525,000	527,817
University South AL Univ Rev Series 2024 A, 5% 4/1/2041 (Build America Mutual Assurance Co Insured)	820,000	855,354
University South AL Univ Rev Series 2024 A, 5% 4/1/2042 (Build America Mutual Assurance Co Insured)	800,000	830,242
University South AL Univ Rev Series 2024 A, 5% 4/1/2043 (Build America Mutual Assurance Co Insured)	1,265,000	1,307,757
University South AL Univ Rev Series 2024 A, 5% 4/1/2044 (Build America Mutual Assurance Co Insured)	900,000	928,391
University South AL Univ Rev Series 2024 A, 5.25% 4/1/2054 (Build America Mutual Assurance Co Insured)	905,000	930,568
		15,549,743
Electric Utilities - 0.0%
Lower Ala Gas Dist Gas Proj Rev Series 2016A, 5% 9/1/2046 (Goldman Sachs Group Inc/The Guaranteed)	5,235,000	5,330,501
General Obligations - 1.4%
Alabama St Corrections Instn Fin Auth Rev (Alabama St Proj.) 5.25% 7/1/2047	1,000,000	1,021,946
Black Belt Energy Gas Dist Ala Gas Supply Rev 4% tender 7/1/2052 (Liquidity Facility Royal Bank of Canada), (Royal Bank of Canada Guaranteed) (c)	3,570,000	3,566,640
Black Belt Energy Gas Dist Ala Gas Supply Rev Series 2021 A, 4% tender 6/1/2051 (Royal Bank of Canada Guaranteed) (c)	4,500,000	4,447,611
Black Belt Energy Gas Dist Ala Gas Supply Rev Series 2023B, 5.25% tender 12/1/2053 (Royal Bank of Canada Guaranteed) (c)	1,840,000	1,947,733
Black Belt Energy Gas Dist Alagas Prepay Rev Series 2019 A 1, 4% tender 12/1/2049 (Morgan Stanley Guaranteed) (c)	6,740,000	6,740,774
Black Belt Energy Gas District 5% tender 3/1/2055 (BP PLC Guaranteed) (c)	4,125,000	4,322,294
Black Belt Energy Gas District 5.25% tender 2/1/2053 (Morgan Stanley Guaranteed) (c)	9,155,000	9,527,932
Black Belt Energy Gas District 5.5% tender 11/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (c)	10,470,000	10,915,260
Black Belt Energy Gas District Series 2021 B, 4% tender 10/1/2052 (Goldman Sachs Group Inc/The Guaranteed) (c)	5,415,000	5,403,361
Black Belt Energy Gas District Series 2021 C 2, SIFMA Municipal Swap Index + 0.35%, 2.32% tender 10/1/2052 (Goldman Sachs Group Inc/The Guaranteed) (c)(e)	1,000,000	977,226
Black Belt Energy Gas District Series 2022 B 1, 4% tender 4/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (c)	3,280,000	3,271,104
Black Belt Energy Gas District Series 2022 B 2, 2.62% tender 4/1/2053 (c)	5,285,000	5,129,130
Black Belt Energy Gas District Series 2022 E, 5% tender 5/1/2053 (Canadian Imperial Bank of Commerce/New York NY Guaranteed) (c)	3,645,000	3,758,300
Black Belt Energy Gas District Series 2023 D 1, 5.5% tender 6/1/2049 (Goldman Sachs Group Inc/The Guaranteed) (c)	5,575,000	5,835,795
Black Belt Energy Gas District Series 2023C, 5.5% tender 10/1/2054 (c)	6,500,000	6,905,997
Black Belt Energy Gas District Series 2024 B, 5% tender 10/1/2055 (Goldman Sachs Group Inc/The Guaranteed) (c)	3,015,000	3,140,411
Black Belt Energy Gas District Series 2024 C, 5% tender 5/1/2055 (Pacific Life Insurance Co Guaranteed) (c)	2,000,000	2,079,109
Black Belt Energy Gas District Series 2024A, 5.25% tender 5/1/2055 (Athene Annuity And Life Company Guaranteed) (c)	2,500,000	2,634,561
Energy Southeast Ala Coop Dist Energy Supply Rev Series 2023 A 1, 5.5% tender 11/1/2053 (Morgan Stanley Guaranteed) (c)	1,000,000	1,067,675
Energy Southeast Ala Coop Dist Energy Supply Rev Series 2023 B2, 5.088% tender 4/1/2054 (c)	3,000,000	3,059,026
Energy Southeast Ala Coop Dist Energy Supply Rev Series 2023B 1, 5.75% tender 4/1/2054 (Morgan Stanley Guaranteed) (c)	2,005,000	2,171,836
Energy Southeast Ala Coop Dist Energy Supply Rev Series 2024B, 5.25% tender 7/1/2054 (Morgan Stanley Guaranteed) (c)	8,730,000	9,237,237
Jefferson Cntyl Ala Gen. Oblig. 5% 4/1/2026	355,000	360,691
Lower Ala Gas Dist Gas Proj Rev Series 2016A, 5% 9/1/2034 (Goldman Sachs Group Inc/The Guaranteed)	545,000	563,778
Southeast AL District Gas Supply Rev Series 2024A, 5% 4/1/2031 (Pacific Life Insurance Co Guaranteed)	1,500,000	1,582,907
Southeast AL District Gas Supply Rev Series 2024A, 5% 4/1/2032	1,250,000	1,316,190
Southeast Energy Auth Commodity Supply Rev Ala 4% 6/1/2029 (Morgan Stanley Guaranteed)	75,000	75,288
Southeast Energy Auth Commodity Supply Rev Ala 4% 6/1/2030 (Morgan Stanley Guaranteed)	55,000	55,177
Southeast Energy Auth Commodity Supply Rev Ala 4% 6/1/2031 (Morgan Stanley Guaranteed)	50,000	49,849
Southeast Energy Auth Commodity Supply Rev Ala 4% tender 12/1/2051 (Morgan Stanley Guaranteed) (c)	9,855,000	9,636,147
Southeast Energy Auth Commodity Supply Rev Ala 5.5% tender 1/1/2053 (Morgan Stanley Guaranteed) (c)	1,415,000	1,492,542
Southeast Energy Auth Commodity Supply Rev Ala Series 2022 B 1, 5% tender 5/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (c)	4,265,000	4,374,885
Southeast Energy Auth Commodity Supply Rev Ala Series 2023 A, 5.25% tender 1/1/2054 (c)	4,835,000	4,993,676
Southeast Energy Auth Coop Dist Ala Commodity Supply Rev Series 2023 B, 5% tender 1/1/2054 (Liquidity Facility Royal Bank of Canada), (Royal Bank of Canada Guaranteed) (c)	2,060,000	2,146,679
Southeast Energy Authority A Cooperative District 5% tender 5/1/2055 (Royal Bank of Canada Guaranteed) (c)	4,975,000	5,210,724
Southeast Energy Authority A Cooperative District 5.25% tender 3/1/2055 (Athene Annuity And Life Company Guaranteed) (c)	13,405,000	13,831,948
Southeast Energy Authority A Cooperative District Series 2024C, 5% tender 10/1/2055 (Pacific Life Insurance Co Guaranteed) (c)	14,465,000	15,116,212
Southeast Energy Authority A Cooperative District Series 2025A, 5% tender 1/1/2056 (Athene Annuity And Life Company Guaranteed) (c)	2,000,000	2,016,568
		159,984,219
Health Care - 0.0%
Birmingham AL Spl Care Facs Series 2015 1, 5.25% 6/1/2025	60,000	59,998
DCH Hlth Care Auth AL Hlth Care Fac Rev Series 2015, 5% 6/1/2033	165,000	165,110
Huntsville Redstone AL Sp Care Series 2007, 5.5% 1/1/2028 (f)(g)	520,000	286,000
Huntsville Redstone AL Sp Care Series 2007, 5.5% 1/1/2043 (f)(g)	405,000	222,750
Huntsville Redstone AL Sp Care Series 2008A, 6.875% 1/1/2043 (f)(g)	280,000	154,000
Huntsville Redstone AL Sp Care Series 2011A, 7.5% 1/1/2047 (f)(g)	500,000	275,000
Infirmary Hlth Sys Spl Care Series 2021 A, 3% 2/1/2046	2,270,000	1,619,235
		2,782,093
Housing - 0.0%
Alabama Hsg Fin Auth Single Family Mtg Rev Series 2024B, 6% 4/1/2055	1,525,000	1,655,303
Industrial Development - 0.1%
Hoover Industrial Development Board (U S Steel Corp Proj.) Series 2019, 5.75% 10/1/2049 (i)	1,655,000	1,659,904
Hoover Industrial Development Board Series 2020, 6.375% tender 11/1/2050 (c)(i)	195,000	213,552
Tuscaloosa Cnty Ala Indl Dev Auth Gulf Opportunity Zone Series 2019A, 5.25% 5/1/2044 (h)	7,555,000	7,428,533
		9,301,989
Other - 0.1%
Mobile County Industrial Development Authority Series 2024 A, 5% 6/1/2054 (i)	3,175,000	2,978,603
Mobile County Industrial Development Authority Series 2024 B, 4.75% 12/1/2054 (i)	4,325,000	3,899,932
Southeast Energy Authority A Cooperative District 5% 11/1/2035 (Deutsche Bank AG Guaranteed)	1,505,000	1,552,096
		8,430,631
Special Tax - 0.0%
Cooper Green Mercy Health Svcs Auth Rev Series 2022A, 5.25% 9/1/2042	550,000	570,312
Cooper Green Mercy Health Svcs Auth Rev Series 2022A, 5.25% 9/1/2052	2,620,000	2,643,221
Lauderdale Cnty Ala Agriculture Ctr Auth Spl Tax Rev Series 2024, 4.75% 7/1/2064	240,000	223,676
Lauderdale Cnty Ala Agriculture Ctr Auth Spl Tax Rev Series 2024, 5.25% 7/1/2064	235,000	237,254
Stadium Trace Vlg Impt Dist Dev Incentive Antic Bonds Series 2021, 3.625% 3/1/2036	300,000	263,404
		3,937,867
Transportation - 0.0%
Birmingham AL Arpt Auth Arpt Series 2020, 4% 7/1/2035 (Build America Mutual Assurance Co Insured)	60,000	60,503
Birmingham AL Arpt Auth Arpt Series 2020, 4% 7/1/2036 (Build America Mutual Assurance Co Insured)	225,000	225,237
Birmingham AL Arpt Auth Arpt Series 2020, 4% 7/1/2038 (Build America Mutual Assurance Co Insured)	335,000	326,538
		612,278
Water & Sewer - 0.2%
Jefferson Cnty AL Swr Rev 5.25% 10/1/2045	2,000,000	2,044,022
Jefferson Cnty AL Swr Rev 5.25% 10/1/2049	4,500,000	4,543,828
Jefferson Cnty AL Swr Rev 5.5% 10/1/2053	11,225,000	11,499,214
Prichard Ala Wtrwks & Swr Brdwtr & Swr Rev Series 2019, 4% 11/1/2049 (g)	200,000	130,000
		18,217,064
TOTAL ALABAMA		225,801,688
Alaska - 0.1%
General Obligations - 0.0%
Alaska Municipal Bond Bank Authority Series 2017 A, 5.5% 10/1/2042	1,790,000	1,829,487
Alaska Municipal Bond Bank Authority Series 2023 TWO, 5.25% 12/1/2052 (i)	525,000	524,446
Anchorage AK Gen. Oblig. Series B, 5% 9/1/2026	1,250,000	1,255,495
		3,609,428
Health Care - 0.0%
Alaska Indl Dev & Expt Auth Rev Series 2014, 5% 4/1/2032	500,000	501,027
Alaska Indl Dev & Expt Auth Rev Series 2019 A, 4% 10/1/2049	700,000	571,310
		1,072,337
Housing - 0.1%
Alaska Hsg Fin Corp Mtg Rev Series 2022A, 3% 6/1/2051	455,000	444,526
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 4% 12/1/2029	690,000	710,741
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 4% 6/1/2026	425,000	428,272
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 4% 6/1/2030	70,000	72,054
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 12/1/2027	65,000	68,070
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 12/1/2028	965,000	1,024,877
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 6/1/2027	50,000	51,913
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 6/1/2028	85,000	89,632
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 6/1/2029	725,000	775,170
		3,665,255
Other - 0.0%
Alaska Municipal Bond Bank Authority Series 2023 TWO, 5.25% 12/1/2047 (i)	420,000	423,977
Special Tax - 0.0%
Alaska St Hsg Fin Corp Series 2019B, 5% 12/1/2037	480,000	494,067
Alaska St Hsg Fin Corp Series 2019B, 5% 12/1/2038	365,000	374,066
Alaska St Hsg Fin Corp Series 2019B, 5% 12/1/2039	240,000	244,931
		1,113,064
Tobacco Bonds - 0.0%
Northern Tobacco Securitization AK Series 2021 B2 CL 2, 0% 6/1/2066 (j)	5,000,000	616,805
Northern Tobacco Securitization AK Series 2021A CL1, 4% 6/1/2034	240,000	235,867
Northern Tobacco Securitization AK Series 2021A CL1, 4% 6/1/2035	600,000	585,396
Northern Tobacco Securitization AK Series 2021A CL1, 4% 6/1/2037	685,000	657,684
Northern Tobacco Securitization AK Series 2021A CL1, 4% 6/1/2040	325,000	301,639
Northern Tobacco Securitization AK Series 2021A CL1, 4% 6/1/2050	905,000	752,836
		3,150,227
Transportation - 0.0%
Alaska Airport Series 2021 C, 5% 10/1/2027 (i)	500,000	516,628
Municipality of Anchorage AK Series 2020 A, 5% 12/1/2050 (i)	1,375,000	1,305,773
		1,822,401
TOTAL ALASKA		14,856,689
Arizona - 1.2%
Education - 0.3%
Arizona Brd Regents AZ St Univ Sys Rev (Arizona St Univ Revs Proj.) Series 2015 D, 5% 7/1/2041	830,000	830,102
Arizona Brd Regents AZ St Univ Sys Rev (Arizona St Univ Revs Proj.) Series 2015 D, 5% 7/1/2046	600,000	586,335
Arizona Brd Regents Ctfs Partn (University AZ Univ Revs Proj.) Series 2018B, 5% 6/1/2027	30,000	31,152
Arizona Brd Regents Ctfs Partn (University AZ Univ Revs Proj.) Series 2018B, 5% 6/1/2030	80,000	84,016
Arizona Indl Dev Auth Ed Rev 4.5% 7/1/2054	690,000	567,207
Arizona Indl Dev Auth Ed Rev 5.25% 7/1/2043 (h)	35,000	34,081
Arizona Indl Dev Auth Ed Rev 5.25% 7/1/2053 (h)	120,000	110,872
Arizona Indl Dev Auth Ed Rev 5.375% 7/1/2053 (h)	120,000	113,732
Arizona Indl Dev Auth Ed Rev 5.5% 7/1/2058 (h)	120,000	113,482
Arizona Indl Dev Auth Ed Rev 5.5% 7/1/2058 (h)	105,000	100,773
Arizona Indl Dev Auth Ed Rev Series 2017 A, 5.125% 7/1/2037 (h)	210,000	210,531
Arizona Indl Dev Auth Ed Rev Series 2017 A, 5.25% 7/1/2047 (h)	160,000	155,334
Arizona Indl Dev Auth Ed Rev Series 2017 D, 5% 7/1/2037 (h)	145,000	145,397
Arizona Indl Dev Auth Ed Rev Series 2017 D, 5% 7/1/2047 (h)	235,000	220,675
Arizona Indl Dev Auth Ed Rev Series 2017 D, 5% 7/1/2051 (h)	810,000	742,969
Arizona Indl Dev Auth Ed Rev Series 2017 F, 5% 7/1/2037	210,000	212,335
Arizona Indl Dev Auth Ed Rev Series 2017 F, 5% 7/1/2047	865,000	852,061
Arizona Indl Dev Auth Ed Rev Series 2017 F, 5% 7/1/2052	635,000	610,767
Arizona Indl Dev Auth Ed Rev Series 2017 G, 5% 7/1/2037 (h)	35,000	35,068
Arizona Indl Dev Auth Ed Rev Series 2017 G, 5% 7/1/2047 (h)	35,000	32,866
Arizona Indl Dev Auth Ed Rev Series 2017 G, 5% 7/1/2051 (h)	65,000	59,621
Arizona Indl Dev Auth Ed Rev Series 2017, 6% 7/1/2047 (h)	325,000	328,749
Arizona Indl Dev Auth Ed Rev Series 2017A, 5% 7/1/2047	315,000	300,272
Arizona Indl Dev Auth Ed Rev Series 2017A, 5.25% 7/1/2037 (h)	420,000	420,489
Arizona Indl Dev Auth Ed Rev Series 2017A, 5.5% 7/1/2052 (h)	1,550,000	1,446,788
Arizona Indl Dev Auth Ed Rev Series 2017B, 5% 3/1/2037 (h)	250,000	243,852
Arizona Indl Dev Auth Ed Rev Series 2017B, 5% 3/1/2042 (h)	250,000	230,591
Arizona Indl Dev Auth Ed Rev Series 2018A, 5% 7/1/2048	435,000	412,276
Arizona Indl Dev Auth Ed Rev Series 2018A, 5% 7/1/2052	260,000	241,246
Arizona Indl Dev Auth Ed Rev Series 2019 A, 5% 7/15/2039	185,000	178,195
Arizona Indl Dev Auth Ed Rev Series 2019 A, 5% 7/15/2049	500,000	441,154
Arizona Indl Dev Auth Ed Rev Series 2019, 5% 7/1/2049 (h)	610,000	538,596
Arizona Indl Dev Auth Ed Rev Series 2020A, 4% 7/15/2040 (h)	130,000	114,484
Arizona Indl Dev Auth Ed Rev Series 2020A, 4% 7/15/2050 (h)	225,000	178,170
Arizona Indl Dev Auth Ed Rev Series 2021 A, 3% 7/1/2046	300,000	211,602
Arizona Indl Dev Auth Ed Rev Series 2021 A, 3% 7/1/2052	350,000	228,022
Arizona Indl Dev Auth Ed Rev Series 2021A, 4% 7/1/2051	250,000	204,863
Arizona Indl Dev Auth Ed Rev Series 2022 A, 5% 7/1/2047	700,000	662,939
Arizona Indl Dev Auth Ed Rev Series 2022 A, 5% 7/1/2057	330,000	302,907
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2019 A, 4% 11/1/2049	250,000	203,341
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2020A, 4% 11/1/2036	230,000	218,785
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2020A, 4% 11/1/2038	125,000	115,030
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2020A, 4% 11/1/2039	160,000	145,620
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2020A, 4% 11/1/2040	170,000	153,145
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2020A, 4% 11/1/2045	425,000	355,978
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2021 A, 4% 11/1/2051	790,000	630,301
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2022A, 4.25% 11/1/2052	740,000	613,817
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2023A, 5.25% 11/1/2053	2,000,000	1,986,037
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2024 A, 5% 11/1/2049	150,000	145,825
Arizona Indl Dev Auth Natl Charter Sch Revolving Ln Fd Rev Series 2024 A, 5% 11/1/2054	680,000	649,815
Arizona Indl Dev Auth Rev (Provident Group Emu Properties LLC Proj.) Series 2018, 5% (f)	135,000	68,850
Arizona Indl Dev Auth Rev (Provident Group Emu Properties LLC Proj.) Series 2018, 5% (f)	135,000	68,175
Arizona Indl Dev Auth Rev (Provident Group Emu Properties LLC Proj.) Series 2018, 5% (f)	60,000	30,600
Arizona Indl Dev Auth Rev (Provident Group Emu Properties LLC Proj.) Series 2018, 5% (f)	55,000	28,050
Arizona St Univ Revs 4% 7/1/2053	2,790,000	2,372,949
Arizona St Univ Revs Series 2021 C, 5% 7/1/2032	70,000	76,123
Arizona St Univ Revs Series 2021 C, 5% 7/1/2034	70,000	75,534
Arizona St Univ Revs Series 2021 C, 5% 7/1/2035	55,000	58,928
Arizona St Univ Revs Series 2021 C, 5% 7/1/2037	825,000	872,073
Arizona St Univ Revs Series 2021 C, 5% 7/1/2038	1,325,000	1,391,209
Arizona St Univ Revs Series 2023A, 5.5% 7/1/2048	1,000,000	1,050,953
Glendale Ariz Indl Dev Auth Rev (Midwestern University Arizona Proj.) Series 2019 A, 3% 7/1/2035 (i)	155,000	141,871
Glendale Ariz Indl Dev Auth Rev (Midwestern University Arizona Proj.) Series 2021 A, 2.125% 7/1/2033 (i)	270,000	217,073
LA Paz Cnty Ariz Indl Dev Auth Ed Fac Lease Rev Series 2018 A, 5% 2/15/2038	140,000	137,685
Maricopa Cnty AZ Ind Dev Au Ed Series 2017 C, 5% 7/1/2037	70,000	70,709
Maricopa Cnty AZ Ind Dev Au Ed Series 2017 C, 5% 7/1/2048	145,000	140,966
Maricopa Cnty AZ Ind Dev Au Ed Series 2017A, 5% 7/1/2052	240,000	228,845
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 A, 4% 7/1/2034	35,000	34,041
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 A, 5% 7/1/2039	230,000	232,609
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 A, 5% 7/1/2049	430,000	415,823
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 A, 5% 7/1/2054	145,000	138,182
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 B, 5% 7/1/2039 (h)	180,000	180,122
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 B, 5% 7/1/2049 (h)	95,000	87,954
Maricopa Cnty AZ Ind Dev Au Ed Series 2019 B, 5% 7/1/2054 (h)	435,000	393,734
Maricopa Cnty AZ Ind Dev Au Ed Series 2022, 5.75% 9/1/2045 (h)	1,220,000	1,212,800
Phoenix Ariz Indl Dev Auth Ed Rev Series 2015, 5% 7/1/2035 (h)	175,000	175,034
Phoenix Ariz Indl Dev Auth Ed Rev Series 2015, 5% 7/1/2045 (h)	195,000	183,392
Phoenix Ariz Indl Dev Auth Ed Rev Series 2015A, 5% 7/1/2035 (h)	100,000	100,017
Phoenix Ariz Indl Dev Auth Ed Rev Series 2015A, 5% 7/1/2045 (h)	120,000	113,595
Phoenix Ariz Indl Dev Auth Ed Rev Series 2016 A, 5% 7/1/2035 (h)	25,000	25,004
Phoenix Ariz Indl Dev Auth Ed Rev Series 2016 A, 5% 7/1/2036	145,000	144,988
Phoenix Ariz Indl Dev Auth Ed Rev Series 2016 A, 5% 7/1/2041	115,000	110,814
Phoenix Ariz Indl Dev Auth Ed Rev Series 2016 A, 5% 7/1/2046	505,000	475,069
Phoenix Ariz Indl Dev Auth Ed Rev Series 2016 A, 5% 7/1/2046 (h)	370,000	348,670
Phoenix Ariz Indl Dev Auth Ed Rev Series 2016 A, 5% 7/1/2046 (h)	130,000	120,913
Phoenix AZ Indl Dev Auth Student Hsg Rev (Downtown Phoenix Stud Hsg II LLC Proj.) 5% 7/1/2044	225,000	213,065
Phoenix AZ Indl Dev Auth Student Hsg Rev (Downtown Phoenix Stud Hsg II LLC Proj.) 5% 7/1/2049	665,000	617,101
Phoenix AZ Indl Dev Auth Student Hsg Rev (Downtown Phoenix Stud Hsg II LLC Proj.) 5% 7/1/2054	585,000	531,595
Phoenix AZ Indl Dev Auth Student Hsg Rev (Downtown Phoenix Stud Hsg II LLC Proj.) 5% 7/1/2059	475,000	425,665
Phoenix AZ Indl Dev Auth Student Hsg Rev (Downtown Phoenix Student Housing LLC Proj.) 5% 7/1/2037	105,000	104,198
Phoenix AZ Indl Dev Auth Student Hsg Rev (Downtown Phoenix Student Housing LLC Proj.) 5% 7/1/2042	1,085,000	1,040,139
Pima Cnty AZ Indl Dev Auth E Series 2015, 5.625% 6/15/2045 (h)	300,000	298,832
Pima Cnty AZ Indl Dev Auth E Series 2021, 4% 6/15/2041 (h)	50,000	41,709
Pima Cnty AZ Indl Dev Auth E Series 2021, 4% 6/15/2051 (h)	75,000	56,838
Pima Cnty AZ Indl Dev Auth E Series 2021, 4% 6/15/2057 (h)	65,000	47,582
Pima Cnty AZ Indl Dev Auth E Series 2022, 4% 6/15/2041 (h)	510,000	425,442
Pima Cnty AZ Indl Dev Auth E Series 2022, 4% 6/15/2051 (h)	1,150,000	871,510
Pima Cnty AZ Indl Dev Auth E Series 2022, 4% 6/15/2057 (h)	1,225,000	896,741
Sierra Vista Ariz Indl Dev Auth Ed Fac Rev 5% 6/15/2059 (h)	455,000	406,502
Sierra Vista Ariz Indl Dev Auth Ed Fac Rev Series 2023, 5.5% 6/15/2047 (h)	1,500,000	1,483,372
Sierra Vista Ariz Indl Dev Auth Ed Fac Rev Series 2024, 5% 6/15/2054 (h)	1,750,000	1,587,860
		38,323,770
Electric Utilities - 0.1%
Maricopa Cnty AZ Pollution Ctl (El Paso Electric Co Proj.) Series 2012 A, 4.5% 8/1/2042	455,000	427,554
Maricopa Cnty AZ Pollution Ctl (El Paso Electric Co Proj.) Series B, 3.6% 4/1/2040	350,000	302,823
Salt River Proj AZ Agric & Pwr Series 2016 A, 5% 1/1/2038	1,000,000	1,014,017
Salt River Proj AZ Agric & Pwr Series 2023 A, 5% 1/1/2047	8,675,000	8,883,603
Salt River Proj AZ Agric & Pwr Series 2023B, 5.25% 1/1/2053	2,730,000	2,833,327
Salt River Proj AZ Agric & Pwr Series 2025 A, 5% 1/1/2045	1,000,000	1,047,732
		14,509,056
General Obligations - 0.1%
Industrial Development Authority of the City of Phoenix Arizona/The (Guam Govt Proj.) Series 2014, 5.375% 2/1/2041	1,740,000	1,528,941
Industrial Development Authority of the City of Phoenix Arizona/The Series 2014, 5.125% 2/1/2034 (Guam Govt Guaranteed)	1,215,000	1,146,470
Maricopa Cnty AZ Uni Sch Dist No 60 Ctfs Partn Higley 4.25% 6/1/2047 (Assured Guaranty Ltd Insured)	175,000	159,035
Maricopa Cnty AZ Uni Sch Dist No 60 Ctfs Partn Higley 5% 6/1/2053 (Assured Guaranty Ltd Insured)	1,185,000	1,190,407
Maricopa County Special Health Care District Gen. Oblig. 5% 7/1/2036	150,000	154,584
Navajo Nation Series 2015 A 144A, 5.5% 12/1/2030 (h)	1,260,000	1,266,985
Salt Verde Finl Corp Gas Rev AZ 5% 12/1/2037 (Citigroup Inc Guaranteed)	2,265,000	2,341,859
Salt Verde Finl Corp Gas Rev AZ 5.25% 12/1/2028 (Citigroup Inc Guaranteed)	2,890,000	3,016,903
Salt Verde Finl Corp Gas Rev AZ 5.5% 12/1/2029 (Citigroup Inc Guaranteed)	1,080,000	1,148,508
Scottsdale AZ Uni Sch Dist #48 5% 7/1/2031	45,000	46,433
		12,000,125
Health Care - 0.1%
Arizona Health Facs Auth Rev (Banner Health System Proj.) Series 2007B, S&P Muni 7 Day High Grade Rate Index + 0.81%, 3.75% tender 1/1/2037 (c)(e)	2,035,000	1,967,505
Arizona Health Facs Auth Rev (Banner Health System Proj.) Series 2015 C, 3% 1/1/2046 VRDN (c)	1,300,000	1,300,000
Arizona Indl Dev Auth Hosp Rev (Phoenix Childrens Hospital Proj.) 4% 2/1/2038	85,000	80,785
Arizona Indl Dev Auth Hosp Rev (Phoenix Childrens Hospital Proj.) 4% 2/1/2050	965,000	793,906
Arizona Indl Dev Auth Hosp Rev (Phoenix Childrens Hospital Proj.) 5% 2/1/2029	990,000	1,051,652
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 4% 9/1/2037	25,000	24,305
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 4% 9/1/2038	25,000	24,076
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 4% 9/1/2039	20,000	19,071
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 4% 9/1/2040	25,000	23,154
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 4% 9/1/2046	1,000,000	873,108
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 5% 9/1/2031	10,000	10,582
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 5% 9/1/2032	15,000	15,847
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 5% 9/1/2033	25,000	26,322
Arizona Industrial Development Authority (Childrens National Med Ctr, DC Proj.) Series 2020A, 5% 9/1/2034	20,000	21,001
Glendale Ariz Indl Dev Auth Rev (Humangood National Obligated Grp Proj.) Series 2018 A, 5% 7/1/2038	45,000	43,885
Glendale Ariz Indl Dev Auth Rev (Humangood National Obligated Grp Proj.) Series 2018 A, 5% 7/1/2048	50,000	44,065
Glendale Ariz Indl Dev Auth Sr Living Facs Rev (Royal Oaks Senior Living Cmnty Proj.) 5% 5/15/2056	350,000	291,549
Glendale Ariz Indl Dev Auth Sr Living Facs Rev (Sun Health Corporation Proj.) Series 2019 A, 5% 11/15/2042	770,000	750,514
Glendale Ariz Indl Dev Auth Sr Living Facs Rev (Sun Health Corporation Proj.) Series 2019 A, 5% 11/15/2048	850,000	798,490
Maricopa Cnty Ariz Indl Dev Auth Hosp Rev (Honorhealth Proj.) Series 2021 A, 4% 9/1/2051	705,000	589,208
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2016 A, 5% 1/1/2038	640,000	648,328
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2017 D, 3% 1/1/2048	2,605,000	1,796,720
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2017A, 4% 1/1/2041	1,165,000	1,051,795
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2019 E, 3% 1/1/2049	1,545,000	1,054,242
Maricopa Cnty AZ Ida Sr Living (Christian Care Surprise Proj.) 5.75% 1/1/2036 (h)	595,000	531,961
Maricopa Cnty AZ Ida Sr Living (Christian Care Surprise Proj.) 6% 1/1/2048 (h)	1,430,000	1,111,146
Tempe AZ Indl Dev Auth Rev (Friendship Village of Tempe,Az Proj.) Series 2021A, 4% 12/1/2046	350,000	288,227
Tempe AZ Indl Dev Auth Rev (Mirabella at ASU Inc Proj.) Series 2017A, 6.125% 10/1/2052 (h)	435,000	275,246
Tempe AZ Indl Dev Auth Rev (Tempe Life Care Village Inc Proj.) Series 2019, 5% 12/1/2050	325,000	289,539
Tempe AZ Indl Dev Auth Rev (Tempe Life Care Village Inc Proj.) Series 2019, 5% 12/1/2054	365,000	319,946
		16,116,175
Housing - 0.0%
Arizona Indl Dev Auth Rev (Lihtc Cert 2019-2 Proj.) Series 2 Class A, 3.625% 5/20/2033	1,066,985	1,008,992
Arizona Indl Dev Auth Student Hsg Rev Series 2019A, 5% 6/1/2049	235,000	234,502
Arizona Indl Dev Auth Student Hsg Rev Series 2019A, 5% 6/1/2054	130,000	127,422
Maricopa Cnty & Phoenix AZ Indl Dev Auths Mtg Rev Series 2024B, 6% 3/1/2055	1,240,000	1,332,463
		2,703,379
Industrial Development - 0.3%
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) 5% tender 9/1/2052 (c)(i)	9,765,000	9,947,383
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series 2005, 3.8% tender 12/1/2035 (c)	2,750,000	2,766,776
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series 2007, 4.1% tender 12/1/2037 (c)(i)	1,600,000	1,601,268
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series FIRST 2022 1, 5% tender 9/1/2042 (c)(i)	1,000,000	1,018,545
Chandler AZ Indl Deve Auth Idr Series 2019, 4% tender 6/1/2049 (c)(i)	6,650,000	6,549,395
Maricopa Cnty Ariz Indl Dev Auth Exempt Facs Rev Series 2022, 4% 10/15/2047 (h)(i)	620,000	512,836
Maricopa Cnty AZ Pollution Ctl Series 2010 B, 0.875% tender 6/1/2043 (c)	165,000	158,248
Phoenix Ariz Indl Dev Auth Hotel Rev Series 2022 A 1, 4% 12/1/2041 (h)	510,000	388,581
Phoenix Ariz Indl Dev Auth Hotel Rev Series 2022 A 1, 4% 12/1/2051 (h)	1,695,000	1,142,930
Phoenix Ariz Indl Dev Auth Hotel Rev Series 2022 A 1, 4.15% 12/1/2057 (h)	635,000	416,571
Phoenix Ariz Indl Dev Auth Hotel Rev Series 2022 B, 5.75% 12/15/2057 (h)	745,000	537,684
Pinal County Industrial Development Authority Series 2021 A, 5.5% 10/1/2033 (h)(i)(k)	400,000	406,660
		25,446,877
Other - 0.0%
Arizona Indl Dev Auth Economic Dev Rev Series 2020 A, 7.75% 7/1/2050 (f)(g)(h)	1,980,000	59,399
Arizona Indl Dev Auth Sr Living Rev 0% 1/1/2059 (k)	116,102	20,195
Arizona Indl Dev Auth Sr Living Rev 5.125% 1/1/2059	104,432	81,526
Pima Cnty Ariz Indl Dev Auth Sr Living Rev Series 2022 A, 6.75% 11/15/2042 (h)	250,000	264,060
Pima Cnty Ariz Indl Dev Auth Sr Living Rev Series 2022 A, 6.875% 11/15/2052 (h)	715,000	744,159
Pima Cnty Ariz Indl Dev Auth Sr Living Rev Series 2022 A, 7% 11/15/2057 (h)	320,000	334,452
Pima Cnty Ariz Indl Dev Auth Sr Living Rev Series 2022B3, 5.125% 11/15/2029 (h)	205,000	205,106
		1,708,897
Resource Recovery - 0.1%
Phoenix Ariz Indl Dev Auth Solid Waste Disp Rev (Republic Services Inc Proj.) 4.1% tender 12/1/2035 (c)(i)	12,400,000	12,404,113
Special Tax - 0.0%
Glendale AZ (Glendale AZ Excise Tax Proj.) 5% 7/1/2031	455,000	470,411
Phoenix Ariz Civic Impt Corp Distr Rev 5.5% 7/1/2038 (National Public Finance Guarantee Corporation Insured) (k)	280,000	323,606
Queen Creek AZ Excise Tax & St Shared Rev Series 2018 A, 5% 8/1/2042	395,000	399,972
Queen Creek AZ Excise Tax & St Shared Rev Series 2018 A, 5% 8/1/2047	480,000	483,755
		1,677,744
Transportation - 0.1%
Arizona Indl Dev Auth Rev Series 2020, 5% 2/1/2026	600,000	608,205
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) 5% 7/1/2045	2,700,000	2,713,897
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) Series 2019 A, 5% 7/1/2030	60,000	63,308
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) Series 2019 A, 5% 7/1/2032	75,000	78,774
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) Series 2019 A, 5% 7/1/2036	35,000	36,152
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) Series 2019 A, 5% 7/1/2037	30,000	30,898
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) Series 2019 A, 5% 7/1/2038	45,000	46,163
City of Phoenix Civic Improvement Corp (Phoenix Airport Conrac Proj.) Series 2019 A, 5% 7/1/2039	30,000	30,649
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2029	305,000	316,891
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2030	225,000	233,487
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2036 (i)	210,000	211,905
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2037 (i)	160,000	161,074
Phoenix AZ Cvc Imp Crp Apr Rev Series 2017 A, 5% 7/1/2047 (i)	885,000	871,335
Phoenix AZ Cvc Imp Crp Apr Rev Series 2018, 5% 7/1/2037 (i)	740,000	749,112
Phoenix AZ Cvc Imp Crp Apr Rev Series 2018, 5% 7/1/2038 (i)	740,000	745,985
Phoenix AZ Cvc Imp Crp Apr Rev Series 2018, 5% 7/1/2048 (i)	4,425,000	4,340,520
Phoenix AZ Cvc Imp Crp Apr Rev Series 2019 A, 5% 7/1/2044	425,000	427,292
Phoenix AZ Cvc Imp Crp Apr Rev Series 2019 B, 5% 7/1/2049 (i)	500,000	488,615
Phoenix AZ Cvc Imp Crp Apr Rev Series 2019B, 5% 7/1/2035 (i)	1,730,000	1,775,710
Phoenix AZ Cvc Imp Crp Apr Rev Series A, 5% 7/1/2033 (i)	135,000	137,052
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2033	425,000	437,353
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2034	110,000	112,877
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2035	110,000	112,533
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2036	485,000	495,096
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2037	305,000	310,316
		15,535,199
Water & Sewer - 0.1%
Gilbert Water Resource Municipal Property Corp Series 2022, 4% 7/15/2040	4,000,000	3,892,508
Mesa AZ Util Sys Rev Series 2021, 4% 7/1/2035	500,000	503,746
Phoenix Arizona Civic Imp Wtr 5% 7/1/2045	990,000	1,014,838
Phoenix Arizona Civic Imp Wtr Series 2020 A, 5% 7/1/2044	1,785,000	1,827,655
		7,238,747
TOTAL ARIZONA		147,664,082
Arkansas - 0.2%
Education - 0.0%
Arkansas Dev Fin Auth Health Care Rev (Provident Properties Proj.) Series 2020 B 1, 5% 9/1/2039	100,000	99,999
Arkansas St Dev Fin Auth Cap Impt Rev Series 2018A, 4% 7/1/2028	45,000	44,389
Arkansas St Dev Fin Auth Cap Impt Rev Series 2018A, 4.5% 7/1/2033	90,000	88,505
Arkansas St Dev Fin Auth Cap Impt Rev Series 2018A, 4.5% 7/1/2039	5,000	4,604
Arkansas St Dev Fin Auth Tobacco Settlement Rev (University AR Univ Rev Proj.) 0% 7/1/2046 (Ambac Assurance Corp Insured) (j)	1,065,000	352,820
		590,317
Health Care - 0.0%
Arkansas Dev Fin Auth Health Care Rev (Baptist Medical System, AR Proj.) Series 2020 B 1, 5% 9/1/2037	125,000	126,375
Arkansas Dev Fin Auth Health Care Rev (Baptist Medical System, Ar Proj.) Series 2020B 2, 5% tender 9/1/2044 (c)	260,000	260,958
Arkansas Dev Fin Auth Health Care Rev Series 2020 B 1, 5% 9/1/2028	430,000	443,384
Arkansas Dev Fin Auth Health Care Rev Series 2020 B 1, 5% 9/1/2029	365,000	378,688
Arkansas Dev Fin Auth Health Care Rev Series 2020 B 1, 5% 9/1/2040	110,000	109,132
Arkansas Dev Fin Auth Hlth Rev Series 2021 B, 3% 7/1/2032	35,000	31,786
Arkansas Dev Fin Auth Hlth Rev Series 2021 B, 3.125% 7/1/2036	100,000	81,480
Arkansas Dev Fin Auth Hlth Rev Series 2021 B, 4% 7/1/2052	165,000	109,919
Arkansas Dev Fin Auth Hlth Rev Series 2021 B, 4.25% 7/1/2041	35,000	28,745
Arkansas St Dev Fin Auth Hosp Rev (Washington Regl Med Center Proj.) Series 2024, 5% 2/1/2034	250,000	255,562
Arkansas St Dev Fin Auth Hosp Rev Series 2015A, 5% 2/1/2035	130,000	129,409
Arkansas St Dev Fin Auth Hosp Rev Series 2015C, 5% 2/1/2035	170,000	169,228
Arkansas St Dev Fin Auth Hosp Rev Series 2017, 5% 2/1/2038	355,000	353,633
Pulaski County Public Facilities Board Series 2014, 5% 12/1/2042	320,000	317,802
		2,796,101
Housing - 0.0%
Arkansas St Dfa Sfmly Mtg Rev 4.65% 7/1/2050	900,000	867,285
Arkansas St Dfa Sfmly Mtg Rev 4.7% 7/1/2055	890,000	835,063
		1,702,348
Industrial Development - 0.2%
Arkansas Dev Fin Auth Indl Dev Rev (Big River Steel LLC Proj.) Series 2019, 4.5% 9/1/2049 (h)(i)	1,950,000	1,911,094
Arkansas Dev Fin Auth Indl Dev Rev Series 2020 A, 4.75% 9/1/2049 (h)(i)	1,255,000	1,227,071
Arkansas Dev Fin Auth Indl Dev Rev Series 2023 A, 6.875% 7/1/2048 (h)(i)	2,500,000	2,679,727
Arkansas St Dev Fin Auth Environmental Impt Rev Series 2022, 5.45% 9/1/2052 (i)	1,000,000	993,221
Arkansas St Dev Fin Auth Environmental Impt Rev Series 2023, 5.7% 5/1/2053 (i)	4,500,000	4,547,962
		11,359,075
Other - 0.0%
West Memphis Ark Sch Dist No 4 2.75% 2/1/2037	1,185,000	974,947
West Memphis Ark Sch Dist No 4 2.75% 2/1/2038	1,220,000	973,565
		1,948,512
Water & Sewer - 0.0%
Osceola AR Solid Waste Disp Rev 5.5% tender 4/1/2036 (c)(i)	2,000,000	1,999,715
TOTAL ARKANSAS		20,396,068
California - 6.7%
Education - 0.3%
CA Mun Fin Auth Student Hsg Rev (Chf Uc Davis Proj.) 5% 5/15/2034	170,000	174,997
CA Mun Fin Auth Student Hsg Rev (Chf Uc Davis Proj.) 5% 5/15/2039	75,000	75,923
CA Mun Fin Auth Student Hsg Rev (Chf Uc Davis Proj.) Series 2018, 5% 5/15/2035	120,000	123,084
CA Mun Fin Auth Student Hsg Rev (Chf Uc Davis Proj.) Series 2018, 5% 5/15/2038	170,000	172,590
CA Mun Fin Auth Student Hsg Rev (Chf-Davis II LLC Proj.) Series 2021, 3% 5/15/2051 (Build America Mutual Assurance Co Insured)	250,000	181,156
California Community College Financing Authority Student Housing Rev Series 2018, 5.25% 5/1/2048	1,000,000	1,015,558
California Educational Facilities Authority (Stanford University Proj.) 5% 6/1/2046	500,000	540,786
California Infrastructure & Economic Dev Bank Natl Charter Schrevolving Ln Fd Rev Series 2022B, 5% 11/1/2047	325,000	320,525
California Mun Fin Auth Charter Sch Rev Series A, 5% 7/1/2046 (h)	670,000	602,721
California Mun Fin Auth Rev (California Baptist Univ Proj.) 5% 11/1/2046 (h)	250,000	231,714
California Mun Fin Auth Rev (California Baptist Univ Proj.) Series 2015A, 5.5% 11/1/2045 (h)	250,000	243,639
California Mun Fin Auth Sch Fac Rev 5.75% 5/1/2054 (h)	435,000	433,419
California Mun Fin Auth Sch Fac Rev 5.875% 5/1/2059 (h)	390,000	390,886
California Mun Fn Auth Rev (Samuel Merritt University Proj.) 5.25% 6/1/2053	2,075,000	2,142,169
California Mun Fn Auth Rev (William Jessup University Proj.) Series 2019, 5% 8/1/2039 (h)	455,000	377,552
California Pub Fin Auth Rev Series 2019 A, 6.25% 7/1/2054 (h)	250,000	256,046
California Pub Fin Auth Rev Series 2019B, 7.5% 7/1/2036 (h)	225,000	223,354
California Sch Fin Auth Sch Fac Rev 5% 7/1/2049 (h)	1,225,000	1,184,608
California Sch Fin Auth Sch Fac Rev Series 2020 A, 4% 7/1/2050 (h)	735,000	595,624
California Sch Fin Auth Sch Fac Rev Series A, 5% 7/1/2045 (h)	285,000	282,751
California School Finance Authority Series 2021 A, 4% 6/1/2061 (h)	250,000	159,030
California School Finance Authority Series 2021 A, 4% 8/1/2051 (h)	150,000	118,397
California School Finance Authority Series 2021 A, 4% 8/1/2061 (h)	240,000	180,407
California School Finance Authority Series 2021A, 4% 6/1/2051 (h)	250,000	189,791
California School Finance Authority Series 2022A, 5% 7/1/2042 (h)	2,125,000	2,005,822
California School Finance Authority Series 2022A, 5% 7/1/2042 (h)	500,000	487,064
California School Finance Authority Series 2022A, 5% 7/1/2052 (h)	2,045,000	1,830,459
California School Finance Authority Series 2023, 5.5% 8/1/2043 (h)	550,000	559,507
California School Finance Authority Series 2024 A, 5% 6/1/2054 (h)	1,475,000	1,321,200
California School Finance Authority Series 2024 A, 5% 6/1/2054 (h)	850,000	776,995
California St Univ Rev Series 2017A, 5% 11/1/2042	500,000	508,693
California St Univ Rev Series 2020C, 3% 11/1/2040	1,100,000	908,849
California St Univ Rev Series 2020C, 4% 11/1/2045	750,000	674,418
California Statewide Community Development Authority Rev (California Baptist Univ Proj.) 3.5% 11/1/2027 (h)	530,000	520,141
California Statewide Community Development Authority Rev (California Baptist Univ Proj.) 5% 11/1/2032 (h)	100,000	101,228
California Statewide Community Development Authority Rev (California Baptist Univ Proj.) 5% 11/1/2041 (h)	200,000	191,073
California Statewide Community Development Authority Rev (California Baptist Univ Proj.) Series 2014A, 6.375% 11/1/2043 (h)	350,000	350,526
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2026	55,000	55,669
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2027	55,000	55,696
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2028	55,000	55,671
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2032	70,000	70,646
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2033	85,000	85,686
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2016, 5% 5/15/2040	1,205,000	1,205,443
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2017, 5% 5/15/2037	1,000,000	1,008,533
California Stwd Cmnty Dev Auth Student Hsg Rev (Chf Irvine LLC Proj.) Series 2017, 5% 5/15/2047	1,180,000	1,180,481
University CA Revs 5% 5/15/2036	90,000	92,183
University CA Revs Series 2016AR, 5% 5/15/2041	1,500,000	1,514,792
University CA Revs Series 2016K, 5% 5/15/2035	1,445,000	1,465,205
University CA Revs Series 2018 O, 5.5% 5/15/2058	4,425,000	4,541,857
		31,784,564
Electric Utilities - 0.6%
California Statewide Community Development Authority Poll Cont Rev (Southern California Edison Co Proj.) Series 2010 A, 1.75% 9/1/2029	300,000	268,482
Los Angeles CA Wtr & Pwr Rev 5% 7/1/2030	325,000	347,030
Los Angeles CA Wtr & Pwr Rev 5% 7/1/2031	740,000	793,413
Los Angeles CA Wtr & Pwr Rev 5% 7/1/2051	5,225,000	5,190,258
Los Angeles CA Wtr & Pwr Rev 6.574% 7/1/2045	3,455,000	3,573,171
Los Angeles CA Wtr & Pwr Rev Series 2016 A, 5% 7/1/2046	480,000	472,606
Los Angeles CA Wtr & Pwr Rev Series 2017A, 5% 7/1/2042	1,805,000	1,805,942
Los Angeles CA Wtr & Pwr Rev Series 2017B, 5% 7/1/2039	2,655,000	2,663,637
Los Angeles CA Wtr & Pwr Rev Series 2017C, 5% 7/1/2037	1,165,000	1,178,165
Los Angeles CA Wtr & Pwr Rev Series 2017C, 5% 7/1/2038	240,000	242,010
Los Angeles CA Wtr & Pwr Rev Series 2017C, 5% 7/1/2042	3,135,000	3,137,166
Los Angeles CA Wtr & Pwr Rev Series 2018 D, 5% 7/1/2034	1,395,000	1,435,043
Los Angeles CA Wtr & Pwr Rev Series 2019 B, 5% 7/1/2028	1,870,000	1,952,487
Los Angeles CA Wtr & Pwr Rev Series 2019 B, 5% 7/1/2032	1,000,000	1,038,055
Los Angeles CA Wtr & Pwr Rev Series 2019 C, 5% 7/1/2049	350,000	343,487
Los Angeles CA Wtr & Pwr Rev Series 2019 D, 5% 7/1/2029	25,000	26,406
Los Angeles CA Wtr & Pwr Rev Series 2019 D, 5% 7/1/2044	1,555,000	1,543,562
Los Angeles CA Wtr & Pwr Rev Series 2019A, 5% 7/1/2030	1,730,000	1,805,890
Los Angeles CA Wtr & Pwr Rev Series 2019A, 5% 7/1/2035	850,000	873,086
Los Angeles CA Wtr & Pwr Rev Series 2019A, 5.25% 7/1/2049	1,135,000	1,139,897
Los Angeles CA Wtr & Pwr Rev Series 2020 B, 5% 7/1/2050	3,455,000	3,445,119
Los Angeles CA Wtr & Pwr Rev Series 2021 C, 5% 7/1/2040	255,000	261,623
Los Angeles CA Wtr & Pwr Rev Series 2021 C, 5% 7/1/2051	5,400,000	5,364,094
Los Angeles CA Wtr & Pwr Rev Series 2022 B, 5% 7/1/2033	1,745,000	1,883,421
Los Angeles CA Wtr & Pwr Rev Series 2023 A, 5% 7/1/2031	1,000,000	1,077,987
Los Angeles CA Wtr & Pwr Rev Series 2023E, 5% 7/1/2038	1,465,000	1,532,143
Los Angeles CA Wtr & Pwr Rev Series 2023E, 5% 7/1/2053	750,000	743,220
Los Angeles CA Wtr & Pwr Rev Series 2024 B, 5% 7/1/2037	15,000	15,885
Los Angeles CA Wtr & Pwr Rev Series 2024 C, 5% 7/1/2037	900,000	953,151
Los Angeles CA Wtr & Pwr Rev Series 2024 E, 5% 7/1/2031	4,340,000	4,678,461
Los Angeles CA Wtr & Pwr Rev Series 2024 E, 5% 7/1/2035	2,125,000	2,294,758
Los Angeles CA Wtr & Pwr Rev Series 2024A, 5% 7/1/2035	2,585,000	2,781,935
Los Angeles CA Wtr & Pwr Rev Series 2025 A, 5% 7/1/2053 (Build America Mutual Assurance Co Insured)	2,000,000	2,022,635
Los Angeles CA Wtr & Pwr Rev Series 2025 A, 5% 7/1/2055 (Build America Mutual Assurance Co Insured)	1,500,000	1,514,338
Middle Fork Project Finance Authority 5% 4/1/2026	130,000	131,322
Modesto CA Irr Dist Fing Au Rv CME Term SOFR 3 month Index + 0.58%, 3.649% 9/1/2027 (National Public Finance Guarantee Corporation Insured) (c)(e)	880,000	875,969
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev (Southern CA Pub Pwr Auth Proj.) Series 2023 1, 5% 7/1/2034	1,505,000	1,627,513
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev (Southern CA Pub Pwr Auth Proj.) Series 2023 1, 5% 7/1/2035	1,205,000	1,292,252
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev (Southern CA Pub Pwr Auth Proj.) Series 2024 1, 5% 7/1/2038	1,675,000	1,759,559
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev (Southern CA Pub Pwr Auth Proj.) Series 2024 1, 5% 7/1/2039	645,000	670,692
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev (Southern CA Pub Pwr Auth Proj.) Series 2024 1, 5% 7/1/2040	1,900,000	1,969,216
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev Series 2023 1A, 5% 7/1/2048	2,250,000	2,260,136
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev Series 2024 1, 5% 7/1/2053	1,525,000	1,511,214
Southern CA Pub Pwr Auth Southn Trans Sys Renewal Proj Rev Series 2024 1, 5.25% 7/1/2049	4,000,000	4,091,087
		74,587,523
Escrowed/Pre-Refunded - 0.0%
California Health Facilities Financing Authority Series 2020 A, 4% 4/1/2049 (Pre-refunded to 4/1/2030 at 100)	25,000	26,283
California School Finance Authority Series 2016, 5% 8/1/2041 (Pre-refunded to 8/1/2025 at 100) (h)	50,000	50,130
Golden State Tobacco Securitization Corp. Tobacco Settlement Series 2015A, 5% 6/1/2034 (Pre-refunded to 6/1/2025 at 100)	1,475,000	1,475,000
Golden State Tobacco Securitization Corp. Tobacco Settlement Series 2015A, 5% 6/1/2035 (Pre-refunded to 6/1/2025 at 100)	875,000	875,000
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2033 (Escrowed to Maturity)	2,380,000	2,697,159
Oceanside Calif Uni Sch Dist 0% 8/1/2027 (Escrowed to Maturity) (j)	35,000	32,849
Oceanside Calif Uni Sch Dist 0% 8/1/2029 (Escrowed to Maturity) (j)	35,000	30,826
Oceanside Calif Uni Sch Dist 0% 8/1/2030 (Escrowed to Maturity) (j)	35,000	29,657
Oceanside Calif Uni Sch Dist Series A, 0% 8/1/2027 (Escrowed to Maturity) (j)	40,000	37,542
Oceanside Calif Uni Sch Dist Series A, 0% 8/1/2027 (Escrowed to Maturity) (j)	15,000	14,077
Oceanside Calif Uni Sch Dist Series A, 0% 8/1/2029 (Escrowed to Maturity) (j)	55,000	48,441
Oceanside Calif Uni Sch Dist Series A, 0% 8/1/2030 (Escrowed to Maturity) (j)	45,000	38,325
San Francisco CA Pub Util Comm Wstwtr Rev Series 2021 A, 1% 10/1/2025	3,000,000	2,970,250
Sutter Calif Un High Sch Dist Series 2010B, 0% 6/1/2050 (Pre-refunded to 8/1/2025 at 100) (j)	250,000	40,922
		8,366,461
General Obligations - 2.0%
Abc Calif Uni Sch Dist 0% 8/1/2028 (National Public Finance Guarantee Corporation Insured) (j)	475,000	427,800
Allan-Hancock Joint Ccd Gen. Oblig. Series 2012 C, 0% 8/1/2044 (k)	1,500,000	1,050,764
Antelope Valley CA Cmnty College Dist Gen. Oblig. Series B, 3% 8/1/2050	1,200,000	856,578
California Community Choice Financing Authority 5% tender 1/1/2055 (Athene Annuity And Life Company Guaranteed) (c)	11,405,000	11,724,859
California Community Choice Financing Authority 5% tender 12/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (c)	1,750,000	1,811,011
California Community Choice Financing Authority 5% tender 2/1/2055 (Morgan Stanley Guaranteed) (c)	9,400,000	9,868,553
California Community Choice Financing Authority 5% tender 7/1/2053 (c)	11,390,000	11,839,494
California Community Choice Financing Authority 5.25% tender 11/1/2054 (Goldman Sachs Group Inc/The Guaranteed) (c)	500,000	524,483
California Community Choice Financing Authority Series 2021 A, 4% tender 10/1/2052 (Goldman Sachs Group Inc/The Guaranteed) (c)	2,040,000	2,038,103
California Community Choice Financing Authority Series 2021 B 2, 2.42% tender 2/1/2052 (c)	1,000,000	947,511
California Community Choice Financing Authority Series 2021B 1, 4% tender 2/1/2052 (Morgan Stanley Guaranteed) (c)	3,280,000	3,241,135
California Community Choice Financing Authority Series 2022A 1, 4% tender 5/1/2053 (Morgan Stanley Guaranteed) (c)	2,390,000	2,392,631
California Community Choice Financing Authority Series 2023 D, 5.5% tender 5/1/2054 (c)	2,500,000	2,622,922
California Community Choice Financing Authority Series 2023 E 1, 5% tender 2/1/2054 (c)	5,165,000	5,400,031
California Community Choice Financing Authority Series 2023 F, 5.5% tender 10/1/2054 (National Bank of Canada Guaranteed) (c)	5,890,000	6,260,577
California Community Choice Financing Authority Series 2023C, 5.25% tender 1/1/2054 (Deutsche Bank AG Guaranteed) (c)	17,385,000	17,995,563
California Community Choice Financing Authority Series 2023E 2, U.S. SOFR Index + 1.67%, 4.558% tender 2/1/2054 (c)(e)	2,500,000	2,516,475
California Community Choice Financing Authority Series 2024 A 1, 5% tender 5/1/2054 (Morgan Stanley Guaranteed) (c)	2,500,000	2,623,165
California Community Choice Financing Authority Series 2024 H, 5% tender 1/1/2056 (c)	5,525,000	5,876,915
California Community Choice Financing Authority Series 2024C, 5% tender 8/1/2055 (American General Life Insurance Co Guaranteed) (c)	3,500,000	3,644,805
California Community Choice Financing Authority Series 2024G, 5% tender 11/1/2055 (Athene Annuity And Life Company Guaranteed) (c)	3,250,000	3,341,520
California Community Choice Financing Authority Series 2025A, 5% tender 1/1/2056 (Athene Annuity And Life Company Guaranteed) (c)	4,680,000	4,773,614
California Community Choice Financing Authority U.S. SOFR Index + 1.95%, 4.838% tender 12/1/2053 (c)(e)	3,250,000	3,307,594
California Mun Fin Auth Lease Rev (Orange County CA Proj.) Series 2018A, 5% 6/1/2048	1,685,000	1,695,018
California St Pub Wks Brd Lse 5% 8/1/2031	450,000	499,506
California St Pub Wks Brd Lse 5% 8/1/2032	130,000	143,680
California St Pub Wks Brd Lse 5% 8/1/2034	840,000	916,138
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2019 B, 4% 9/2/2029	170,000	172,557
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2019 B, 5% 9/2/2044	1,000,000	1,013,008
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2019 B, 5% 9/2/2049	70,000	70,444
Carlsbad CA Unified School Dis Series A, 3% 8/1/2042	725,000	569,781
Carlsbad CA Unified School Dis Series B, 3% 8/1/2046	250,000	188,259
Center Joint CA Unified Sch Dist Series 2021 B, 3% 8/1/2051	1,740,000	1,241,614
Central Valley Energy Authority Series 2025, 5% tender 12/1/2055 (Pacific Life Insurance Co Guaranteed) (c)	1,550,000	1,621,040
Chabot-Las Positas CA Cmnty College Dist Gen. Oblig. Series C, 5.25% 8/1/2048	500,000	529,810
Chino Valley CA Uni Sch Dist Series 2020 B, 3.375% 8/1/2050 (Assured Guaranty Ltd Insured)	10,690,000	8,321,314
City of Fresno Unified School Series B, 3% 8/1/2043	1,470,000	1,114,214
College of The Sequoias Tulare Area Impt Dist No 3 Calif Gen. Oblig. Series E, 3% 8/1/2051	455,000	329,566
Corona-Norco Calif Uni Sch Dis Series C, 3% 8/1/2044	750,000	572,120
Escondido CA Un High Sch Dist 0% 8/1/2031 (Assured Guaranty Inc Insured) (j)	855,000	699,573
Folsom Cordova Calif Uni Sch Dist Sch Facs Impt Dist No 4 (Folsom-Cordova CA Sch Fac Impr Dist Proj.) Gen. Oblig. Series A, 0% 10/1/2031 (National Public Finance Guarantee Corporation Insured) (j)	225,000	181,820
Indio CA Pub Fing Auth Lease Rev Series 2022A, 4.5% 11/1/2052	1,115,000	1,080,308
Inglewood CA Uni Sch Dist 5.5% 8/1/2040	1,750,000	1,959,591
Inglewood CA Uni Sch Dist 5.5% 8/1/2044	1,500,000	1,636,149
Kern Calif Cmnty College Dist Gen. Oblig. 0% 11/1/2028 (Assured Guaranty Municipal Corp Insured) (j)	600,000	535,360
Kern Calif Cmnty College Dist Gen. Oblig. 0% 11/1/2030 (Assured Guaranty Municipal Corp Insured) (j)	605,000	501,705
Lodi Calif Uni Sch Dist Series 2021, 3% 8/1/2046	2,700,000	2,050,217
Long Beach CA Bd Fin Auth Nat Gas Pur Rev 5% 11/15/2029 (Merrill Lynch & Co Inc Guaranteed)	600,000	625,877
Long Beach CA Bd Fin Auth Nat Gas Pur Rev 5.5% 11/15/2037 (Merrill Lynch & Co Inc Guaranteed)	900,000	987,520
Long Beach CA Uni Sch Dist Series 2009A, 5.5% 8/1/2029	20,000	20,080
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2032	720,000	804,564
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2032 (Escrowed to Maturity)	1,055,000	1,187,487
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2033	1,620,000	1,821,140
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2035	690,000	766,300
Los Angeles CA Uni Sch Dist Cp 5% 10/1/2035 (Pre-refunded to 10/1/2033 at 100)	1,015,000	1,150,259
Los Angeles Unified School District/CA 5.25% 7/1/2042	4,000,000	4,095,415
M-S-R Energy Auth Calif Gas Rev 6.125% 11/1/2029 (Citigroup Inc Guaranteed)	1,045,000	1,097,214
M-S-R Energy Auth Calif Gas Rev 6.125% 11/1/2029 (Citigroup Inc Guaranteed)	345,000	362,237
M-S-R Energy Auth Calif Gas Rev 6.5% 11/1/2039 (Citigroup Inc Guaranteed)	3,775,000	4,450,845
M-S-R Energy Auth Calif Gas Rev 6.5% 11/1/2039 (Citigroup Inc Guaranteed)	1,750,000	2,063,305
M-S-R Energy Auth Calif Gas Rev 6.5% 11/1/2039 (Citigroup Inc Guaranteed)	615,000	725,105
M-S-R Energy Auth Calif Gas Rev 7% 11/1/2034 (Citigroup Inc Guaranteed)	6,980,000	8,215,138
M-S-R Energy Auth Calif Gas Rev 7% 11/1/2034 (Citigroup Inc Guaranteed)	1,810,000	2,130,287
M-S-R Energy Auth Calif Gas Rev 7% 11/1/2034 (Citigroup Inc Guaranteed)	1,205,000	1,418,229
Modesto CA Elementary School Dist Stanislaus Cnty Series B, 3% 8/1/2046	380,000	280,062
Modesto CA Elementary School Dist Stanislaus Cnty Series B, 3% 8/1/2050	235,000	166,276
Monrovia Calif Uni Sch Dist 0% 8/1/2029 (National Public Finance Guarantee Corporation Insured) (j)	550,000	479,621
Montebello Calif Pub Fing Auth Rev (City of Montebello CA Proj.) 5% 6/1/2041	1,385,000	1,392,595
Montebello Calif Pub Fing Auth Rev (City of Montebello CA Proj.) Series 2016A, 5% 6/1/2046	425,000	426,761
Moreno Valley CA Uni Sch Dist Series C, 3% 8/1/2046	250,000	188,572
Mt Diablo CA Unified Sch Dist 4% 8/1/2029	105,000	109,552
Mt Diablo CA Unified Sch Dist 4% 8/1/2031	735,000	773,042
Mt Diablo CA Unified Sch Dist 4% 8/1/2033	85,000	88,310
Northern CA Gas Auth No 1 Gas Proj Rev CME Term SOFR 3 month Index + 0.72%, 3.775% 7/1/2027 (c)(e)	1,135,000	1,133,783
Novato CA Uni Sch Dist Series 2019B, 3% 8/1/2041	840,000	683,496
Oak Grove Calif Sch Dist Series A 2, 5% 8/1/2052	500,000	517,917
Oakland CA Uni Sch Dist Alameda Cnty Series 2023A, 5.25% 8/1/2048 (Assured Guaranty Ltd Insured)	2,535,000	2,661,844
Ocean View School District/Orange County CA Series C, 3% 8/1/2047 (Assured Guaranty Ltd Insured)	750,000	557,517
Oceanside Calif Uni Sch Dist 0% 8/1/2029 (j)	655,000	572,356
Pomona CA Uni Sch Dist Series F, 3% 8/1/2048	205,000	152,058
Poway CA Unified Sch Dist 0% 8/1/2032 (j)	790,000	619,686
Poway CA Unified Sch Dist 0% 8/1/2033 (j)	245,000	184,233
Poway CA Unified Sch Dist 0% 8/1/2037 (j)	1,395,000	854,916
Poway CA Unified Sch Dist 0% 8/1/2038 (j)	3,365,000	1,937,038
Poway CA Unified Sch Dist 0% 8/1/2039 (j)	3,300,000	1,796,459
Poway CA Unified Sch Dist 0% 8/1/2041 (j)	750,000	363,494
Poway CA Unified Sch Dist 0% 8/1/2046 (j)	140,000	49,127
Richmond CA Jt Pwrs Fing Au Rv (Richmond CA Proj.) Series 2019, 5% 11/1/2036 (Assured Guaranty Ltd Insured)	580,000	610,755
Roseville CA Nat Gas Fing Auth Gas Rev 5% 2/15/2027	965,000	983,471
Sacramento CA City Uni Sch Dis 5.5% 8/1/2052	2,675,000	2,799,992
San Bernardino CA City Usd Ctfs Partn (San Bernadino Cty Un Sch Dist Proj.) Series 2019, 5% 10/1/2038 (Assured Guaranty Ltd Insured)	420,000	432,801
San Diego CA Comm Coll Dist 0% 8/1/2035 (j)	170,000	117,940
San Diego CA Uni Sch Dist 0% 7/1/2034 (j)	515,000	373,172
San Diego CA Uni Sch Dist 0% 7/1/2037 (j)	285,000	178,445
San Diego CA Uni Sch Dist 0% 7/1/2041 (k)	1,350,000	1,321,814
San Diego CA Uni Sch Dist 0% 7/1/2047 (k)	1,200,000	902,001
San Diego CA Uni Sch Dist Series 2020 D2, 3% 7/1/2037	590,000	529,374
San Diego CA Uni Sch Dist Series I, 5% 7/1/2041	250,000	254,216
San Fran CA Bay Area Rpd Trans Dist Gen. Oblig. Series 2020 C 1, 3% 8/1/2050	1,250,000	903,641
San Joaquin Valley Clean Energy Authority 5.5% tender 1/1/2056 (Goldman Sachs Group Inc/The Guaranteed) (c)	2,550,000	2,762,430
San Marcos Unified School District 0% 8/1/2047 (j)	2,795,000	982,371
San Mateo CA Unified Sch Dist 0% 9/1/2041 (k)	1,750,000	1,774,154
San Mateo Cnty Calif Cmnty Col Dist Gen. Oblig. 0% 9/1/2026 (National Public Finance Guarantee Corporation Insured) (j)	660,000	635,663
San Mateo Cnty Calif Jt Pwrs Fing Auth Lease Rev (San Mateo CO CA Proj.) Series 2018 A, 5% 7/15/2043	1,270,000	1,289,485
Sanger Calif Uni Sch Dist Ctfs Partn 5% 6/1/2052 (Assured Guaranty Ltd Insured)	65,000	65,018
Santa Ana Calif Uni Sch Dist 0% 8/1/2047 (Assured Guaranty Inc Insured) (j)	600,000	193,226
Santa Clara CA Uni Sch Dist Series 2019, 3.25% 7/1/2044	1,300,000	1,047,861
Santa Monica-Malibu Uni Sch Dist CA Series B, 3% 8/1/2044	750,000	576,683
Southern California Pub Pwr Auth Nat Gas Proj Rev 5.25% 11/1/2025 (Goldman Sachs Group Inc/The Guaranteed)	1,000,000	1,005,605
Southwestern Cmnty College Dist CA Gen. Oblig. Series 2021 D, 3% 8/1/2041	1,740,000	1,405,414
State of California 7.6% 11/1/2040	2,530,000	3,003,501
State of California 7.625% 3/1/2040	2,560,000	3,011,076
State of California Gen. Oblig. 4% 11/1/2037	1,375,000	1,371,572
State of California Gen. Oblig. 5% 10/1/2045	2,250,000	2,352,868
State of California Gen. Oblig. 5% 11/1/2042	3,155,000	3,348,732
State of California Gen. Oblig. 5% 3/1/2037	3,685,000	4,104,864
State of California Gen. Oblig. 5% 4/1/2047	7,345,000	7,612,483
State of California Gen. Oblig. 5% 8/1/2031	2,135,000	2,377,496
State of California Gen. Oblig. 5% 9/1/2032	340,000	376,871
State of California Gen. Oblig. 5.25% 10/1/2050	2,850,000	3,004,986
State of California Gen. Oblig. 5.25% 12/1/2033	20,000	20,030
State of California Gen. Oblig. Series 2016, 5% 9/1/2029	270,000	276,332
State of California Gen. Oblig. Series 2017, 4% 8/1/2036	2,500,000	2,467,753
State of California Gen. Oblig. Series 2022, 5% 4/1/2035	155,000	170,207
State of California Gen. Oblig. Series CU, 5.5% 12/1/2052	1,495,000	1,567,631
Stockton CA Unified School Dis Series 2011D, 0% 8/1/2042 (Assured Guaranty Ltd Insured) (j)	300,000	140,405
Sunnyvale CA Sch Dist Series 2019 C, 3% 9/1/2044	1,250,000	989,820
Temecula Vy CA Uni Sch Dist Series 2021 D, 3% 8/1/2047	875,000	651,540
Twin Rivers Uni Sch Dist Calif 0% 8/1/2032 (Assured Guaranty Ltd Insured) (j)	750,000	582,423
Val Verde CA Uni Sch Dist Series 2021 F, 3% 8/1/2047 (Assured Guaranty Ltd Insured)	1,570,000	1,152,080
Washington Twp CA Health Care Dist (Washington Twp CA Hosp Dist Proj.) Gen. Oblig. Series 2013A, 5.5% 8/1/2038	545,000	546,156
Washington Twp CA Health Care Dist (Washington Twp CA Hosp Dist Proj.) Gen. Oblig. Series 2023 B, 5.25% 8/1/2048	1,000,000	1,060,101
Yosemite CA Cmnty College Dist Gen. Oblig. Series 2010D, 0% 8/1/2042 (k)	3,420,000	2,724,319
		244,697,390
Health Care - 0.3%
California Health Facilities Financing Authority (Cedars-Sinai Medical Center,Ca Proj.) Series 2015, 5% 11/15/2028	250,000	251,880
California Health Facilities Financing Authority (Cedars-Sinai Medical Center,Ca Proj.) Series 2015, 5% 11/15/2033	480,000	482,281
California Health Facilities Financing Authority (Childrens Hospital CA Proj.) Series 2021A, 2.125% 11/1/2041	2,250,000	1,508,990
California Health Facilities Financing Authority (Childrens Hospital Los Ang CA Proj.) Series 2017A, 5% 8/15/2047	300,000	287,903
California Health Facilities Financing Authority (City of Hope Natl Med Ctr, CA Proj.) Series 2019, 5% 11/15/2049	1,805,000	1,743,832
California Health Facilities Financing Authority (CommonSpirit Health Proj.) Series 2020 A, 4% 4/1/2045	250,000	225,513
California Health Facilities Financing Authority (CommonSpirit Health Proj.) Series 2020 A, 4% 4/1/2049	1,725,000	1,468,690
California Health Facilities Financing Authority (Kaiser Permanente Hlth System Proj.) Series A 2, 5% 11/1/2047	3,020,000	3,214,840
California Health Facilities Financing Authority (Lucile Salter Packrd Chil Hosp Proj.) Series 2017A, 5% 11/15/2056	360,000	354,701
California Health Facilities Financing Authority (Sutter Health Systems CA Proj.) Series 2016B, 4% 11/15/2041	1,000,000	919,864
California Health Facilities Financing Authority (Sutter Health Systems CA Proj.) Series 2018 A, 5% 11/15/2035	440,000	453,370
California Mun Fin Auth Ctfs Partn (Palomar Health Calif Rev Proj.) 5.25% 11/1/2052 (Assured Guaranty Ltd Insured)	1,610,000	1,622,889
California Mun Fin Auth Rev (Northbay Healthcare Group Proj.) 5.25% 11/1/2036	355,000	355,967
California Mun Fin Auth Rev (Northbay Healthcare Group Proj.) 5.25% 11/1/2041	330,000	311,035
California Mun Fin Auth Rev (Northbay Healthcare Group Proj.) Series 2017 A, 5.25% 11/1/2047	760,000	698,020
California Mun Fin Auth Rev Series 2017A, 5% 2/1/2042	370,000	363,659
California Pub Fin Auth Rev (Henry Mayo Newhall Mem Hosp,Ca Proj.) Series 2017, 5% 10/15/2037	105,000	105,533
California Pub Fin Auth Rev (Henry Mayo Newhall Mem Hosp,Ca Proj.) Series 2017, 5% 10/15/2047	105,000	99,047
California Pub Fin Auth Rev (Henry Mayo Newhall Mem Hosp,Ca Proj.) Series 2021A, 4% 10/15/2026	85,000	85,205
California Public Finance Authority (Enso Village Proj.) 5% 11/15/2036 (h)	290,000	290,242
California Public Finance Authority (Enso Village Proj.) 5% 11/15/2046 (h)	105,000	95,051
California Public Finance Authority (Enso Village Proj.) 5% 11/15/2056 (h)	550,000	471,056
California Public Finance Authority Series 2021B 1, 3.125% 5/15/2029 (h)	720,000	695,832
California Statewide Communities Development Authority (Methodist Hosp of Southn Ca,Ca Proj.) Series 2018, 5% 1/1/2048	350,000	352,066
California Statewide Community Development Authority Rev (Adventist Health System-West Proj.) Series 2018 A, 5% 3/1/2034	210,000	214,431
California Statewide Community Development Authority Rev (Adventist Health System-West Proj.) Series 2018 A, 5% 3/1/2035	315,000	320,831
California Statewide Community Development Authority Rev (Beverly Hospital Proj.) Series 2015, 5% (f)(g)	166,967	141,922
California Statewide Community Development Authority Rev (Enloe Health System Proj.) 5.25% 8/15/2052 (Assured Guaranty Ltd Insured)	725,000	735,001
California Statewide Community Development Authority Rev (Enloe Health System Proj.) 5.375% 8/15/2057 (Assured Guaranty Ltd Insured)	690,000	698,242
California Statewide Community Development Authority Rev (Front Porch Community CA Proj.) Series 2021 A, 2.5% 4/1/2051	1,500,000	913,311
California Statewide Community Development Authority Rev (Humangood National Obligated Grp Proj.) Series 2015, 5% 10/1/2045	615,000	603,820
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2014A, 5.25% 12/1/2044	560,000	543,674
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2014A, 5.5% 12/1/2054	2,920,000	2,842,531
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2016 A, 5% 12/1/2027 (h)	420,000	425,909
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2016 A, 5% 12/1/2046 (h)	1,715,000	1,623,283
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2016 A, 5.25% 12/1/2056 (h)	6,305,000	6,108,957
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2018 A, 5.25% 12/1/2048 (h)	250,000	242,276
California Statewide Community Development Authority Rev (Loma Linda Univ Med Center, CA Proj.) Series 2018 A, 5.5% 12/1/2058 (h)	4,875,000	4,745,728
California Statewide Community Development Authority Rev Series 2018A, 3.5% 7/1/2034	155,000	151,841
Univ CA Regts Med Ctr Pooled Rev Series 2020 O 2, 2.45% 5/15/2045 VRDN (c)	2,500,000	2,500,000
Univ CA Regts Med Ctr Pooled Rev Series 2022 P, 3.5% 5/15/2054	1,950,000	1,506,624
Washington Twp CA Health Care Dist Rev (Washington Twp CA Health Care Dist Proj.) Series 2017 B, 5% 7/1/2029	30,000	30,587
Washington Twp CA Health Care Dist Rev (Washington Twp CA Health Care Dist Proj.) Series 2017 B, 5% 7/1/2030	60,000	61,099
Washington Twp CA Health Care Dist Rev (Washington Twp CA Health Care Dist Proj.) Series 2017A, 5% 7/1/2035	50,000	50,415
West Contra Costa Healthcare District Series 2021, 3% 7/1/2042	300,000	240,527
		41,158,475
Housing - 0.5%
CA Mun Fin Auth Student Hsg Rev Series 2018, 5% 5/15/2051	725,000	730,395
California Community Housing Agency Series 2019 A, 5% 8/1/2049 (h)	2,575,000	2,287,026
California Community Housing Agency Series 2020 A, 5% 2/1/2050 (h)	150,000	104,631
California Community Housing Agency Series 2021 A, 4% 2/1/2056 (h)	7,850,000	5,463,446
California Community Housing Agency Series 2021 A, 4% 2/1/2056 (h)	5,300,000	3,282,752
California Community Housing Agency Series 2021 A1, 4% 2/1/2056 (h)	250,000	201,143
California Community Housing Agency Series 2021 A2, 4% 8/1/2050 (h)	2,625,000	1,961,834
California Hsg Fin Agy Mun Ctfs (Lihtc 2019-1 CA Proj.) Series 1 Class A, 4.25% 1/15/2035	676,999	679,758
California Hsg Fin Agy Mun Ctfs (Lihtc 2021-1 CA Proj.) Series 1 Class A, 3.5% 11/20/2035	1,059,202	983,299
California Hsg Fin Agy Mun Ctfs (Lihtc 2023-1 CA Proj.) Series 1 Class A, 4.375% 9/20/2036	10,521,895	10,423,888
California Hsg Fin Agy Mun Ctfs Series 1 Class X, 0.798% 11/20/2035 (c)	14,158,379	611,350
California Hsg Fin Agy Mun Ctfs Series 3 Class X, 0.72% 8/20/2036 (c)	5,050,783	231,100
California Mun Fin Auth Multifamily Hsg Rev Series 2021 A, 4% 11/1/2036 (h)	410,000	375,925
California Mun Fin Auth Mun Ctfs Series 1 Class A1, 3.536% 2/20/2041 (c)	2,500,000	2,225,775
California Statewide Cmntys Dev Auth College Hsg Rev Series 2019, 5% 7/1/2029 (h)	130,000	131,610
California Statewide Cmntys Dev Auth College Hsg Rev Series 2019, 5.25% 7/1/2039 (h)	100,000	99,662
California Statewide Cmntys Dev Auth College Hsg Rev Series 2019, 5.25% 7/1/2049 (h)	380,000	362,207
California Statewide Cmntys Dev Auth College Hsg Rev Series 2019, 5.25% 7/1/2052 (h)	165,000	155,054
CMFA Spl Fin Agy Essential Hsg Rev Series 2021 A 1, 3% 12/1/2056 (h)	450,000	283,188
CMFA Spl Fin Agy Essential Hsg Rev Series 2021 A 1, 4% 8/1/2056 (h)	655,000	539,970
CMFA Spl Fin Agy VII Essential Hsg Rev Series 2021 A 2, 4% 8/1/2047 (h)	1,810,000	1,484,162
CMFA Spl Fin Agy XII Essential Hsg Rev Series 2022 A 1, 3.25% 2/1/2057 (h)	240,000	164,723
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2020 A, 5% 7/1/2051 (h)	605,000	547,150
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 1, 3% 7/1/2045 (h)	2,000,000	1,509,026
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 2, 3% 12/1/2056 (h)	200,000	129,794
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 2, 3.125% 7/1/2056 (h)	1,715,000	1,090,382
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 2, 3.25% 5/1/2057 (h)	250,000	170,192
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 2, 4% 10/1/2056 (h)	1,875,000	1,384,554
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 2, 4% 6/1/2058 (h)	250,000	189,345
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A 2, 4% 7/1/2056 (h)	1,000,000	755,425
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A, 4% 8/1/2056 (h)	400,000	336,292
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021 A2, 4% 7/1/2056 (h)	2,319,888	1,717,518
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021A 1, 2.65% 12/1/2046 (h)	1,930,000	1,439,119
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021A 2, 3.125% 8/1/2056 (h)	600,000	428,798
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021A 2, 4% 9/1/2056 (h)	3,150,000	2,253,152
Cscda Cmnty Impt Auth Calif Essential Hsg Rev Series 2021B, 4% 3/1/2057 (h)	1,915,000	1,338,091
Hastings Campus Hsg Fin Auth Calif Campus Hsg Rev Series 2020 A, 5% 7/1/2045 (h)	1,800,000	1,640,659
Hastings Campus Hsg Fin Auth Calif Campus Hsg Rev Series 2020 A, 5% 7/1/2061 (h)	3,730,000	3,190,311
Hastings Campus Hsg Fin Auth Calif Campus Hsg Rev Series 2020 B, 0% 7/1/2061 (h)(k)	2,605,000	1,138,670
		52,041,376
Industrial Development - 0.0%
California Infrastructure & Economic Development Bank Series 2025A, 9.5% tender 1/1/2065 (h)(i)	1,500,000	1,453,016
Lease Revenue - 0.0%
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021C 1, 4% 9/2/2051	105,000	84,403
Other - 0.2%
CA Mun Fin Auth Student Hsg Rev Series 2018, 5% 5/15/2048	750,000	758,548
California Community Choice Financing Authority Series 2024F, 5% tender 2/1/2055 (c)	1,500,000	1,587,057
California Community College Financing Authority Student Housing Rev Series 2022 A, 5.75% 7/1/2060 (h)	900,000	742,392
California Health Facilities Financing Authority Series 2024 B, 5% 11/15/2043	1,150,000	1,150,477
California Infrastructure & Economic Development Bank (Los Angeles County Museum Of Art Proj.) 1.2% tender 12/1/2050 (c)	2,335,000	2,117,500
California Mun Fn Auth Rev Series 2025A, 5% 11/1/2035 (h)	250,000	256,719
California Mun Fn Auth Rev Series 2025A, 5.625% 11/1/2054 (h)	500,000	502,284
California Municipal Finance Authority Series 2025A, 5.5% 1/1/2060 (h)	700,000	656,670
California Public Finance Authority 6.75% 7/1/2065 (h)	5,000,000	5,191,218
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev 5.25% 9/2/2043	1,300,000	1,296,044
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021 B, 4% 9/2/2041	640,000	575,706
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021 B, 4% 9/2/2051	755,000	616,024
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021A, 4% 9/2/2041	230,000	205,702
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021A, 4% 9/2/2051	140,000	114,229
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021C 1, 4% 9/2/2041	450,000	387,941
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2022 A 1, 5% 9/2/2052	1,525,000	1,480,732
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2022B, 5% 9/2/2052	500,000	485,486
California Stwide Cmnty Mf Rev 3.95% tender 4/1/2060 (h)(k)	2,500,000	2,032,021
City of Oakland CA Gen. Oblig. Series 2020B 1, 3% 1/15/2050	1,000,000	702,637
CMFA Spl Fin Agy Essential Hsg Rev Series 2021 A 2, 4% 8/1/2045 (h)	835,000	706,433
CMFA Spl Fin Agy XII Essential Hsg Rev 4.375% 8/1/2049 (h)	455,000	362,184
Los Angeles Hsg-A Series 2024A, 4.5% 7/1/2046	1,775,000	1,685,102
San Francisco CA Cmnty College Dist Gen. Oblig. Series B, 5% 6/15/2026	1,220,000	1,248,040
Santa Cruz CA City High Sch Dist Series C, 2% 8/1/2036	720,000	563,500
		25,424,646
Resource Recovery - 0.1%
California Mun Fin Auth Solid Waste Disp Rev (Republic Services Inc Proj.) Series 2024A, 3.875% tender 3/1/2054 (c)(i)	4,860,000	4,620,844
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) 3.75% tender 11/1/2046 (c)(i)	580,000	579,983
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2017 A, 4.1% tender 12/1/2044 (c)(i)	230,000	230,005
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2019 A, 2.4% tender 10/1/2044 (c)(i)	910,000	852,761
California Mun Fin Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2020, 3.75% tender 10/1/2045 (c)(i)	2,750,000	2,749,920
		9,033,513
Special Tax - 0.2%
California Mun Fin Auth Spl Tax Rev Series 2024, 5% 9/1/2044	910,000	917,143
California Mun Fin Auth Spl Tax Rev Series 2024, 5% 9/1/2049	785,000	783,143
California Mun Fin Auth Spl Tax Rev Series 2024, 5% 9/1/2054	750,000	726,061
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021A, 4% 9/2/2028	35,000	34,943
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021A, 4% 9/2/2029	40,000	39,821
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021A, 4% 9/2/2030	45,000	44,695
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021A, 4% 9/2/2031	35,000	34,674
California Statewide Cmntys Dev Auth Statewide Cmnty Infrastructure Program Rev Series 2021C 1, 4% 9/2/2031	85,000	82,793
Inland Valley Development Agency Series 2014A, 5.25% 9/1/2037	1,215,000	1,223,836
Irvine Calif Facs Fing Auth Spl Tax Rev Series 2023A, 5.25% 9/1/2053	4,000,000	4,156,420
Irvine Calif Impt Bd Act 1915 Series 2012, 4% 9/2/2027	45,000	45,102
Irvine Calif Impt Bd Act 1915 Series 2012, 4% 9/2/2028	60,000	60,126
Irvine Calif Uni Sch Dist Spl Series 2017 D, 5% 3/1/2057	770,000	756,157
Ladera Ranch CFD Series 2022, 5% 8/15/2047	2,500,000	2,518,218
Los Angeles Cnty CA Metro Trans Auth Sales Tax Rev Series 2019 A, 5% 7/1/2038	1,445,000	1,493,458
Peninsula Corridor Joint Powers Brd Measure RR Sales Tax Rev Series 2022 A, 5% 6/1/2047	750,000	774,368
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2026	155,000	155,609
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2027	60,000	60,220
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2029	320,000	321,051
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2030	75,000	75,233
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2031	145,000	145,424
River Islands Pub Fing Auth CA Spl Tax 5.25% 9/1/2052 (Assured Guaranty Ltd Insured)	425,000	433,815
River Islands Pub Fing Auth CA Spl Tax Series 2022A 1, 5.25% 9/1/2052 (Assured Guaranty Ltd Insured)	1,840,000	1,878,167
River Islands Pub Fing Auth CA Spl Tax Series 2023, 5.5% 9/1/2048	1,250,000	1,275,427
Riverside Cnty CA Transn Commn Series 2016A, 2% 6/1/2029	430,000	400,728
Riverside Cnty CA Transn Commn Series 2017B, 5% 6/1/2038	1,710,000	1,766,059
Sacramento CA Area Fld Ctl Agy Series 2016A, 5% 10/1/2036	500,000	508,398
Sacramento CA Fin Auth 0% 12/1/2026 (National Public Finance Guarantee Corporation Insured) (j)	695,000	657,122
Sacramento CA Spl Tax 5.25% 9/1/2042 (h)	1,065,000	1,072,283
Sacramento CA Spl Tax 5.25% 9/1/2047 (h)	1,060,000	1,060,062
Sacramento CA Spl Tax Series 2021, 4% 9/1/2041	295,000	268,768
Sacramento CA Spl Tax Series 2021, 4% 9/1/2046	805,000	689,830
San Diego Cnty CA Regl Trnst Comm Sales Tax Rev Series 2016A, 5% 4/1/2048	2,820,000	2,828,982
San Francisco CA City & Cnty Redev Agcy Tax Allocation (Mission Bay South Rda Proj.) Series 2014A, 5% 8/1/2043	70,000	69,813
San Francisco Calif City & Cnty Spl Tax Dist No 2020-1 Series 2023 B, 5.75% 9/1/2053 (h)	510,000	525,759
San Marcos CA Redevelopment & Successor Agency 5% 10/1/2030	460,000	462,365
San Marcos CA Redevelopment & Successor Agency Series A, 5% 10/1/2033	330,000	331,220
West Sacramento CA Fin Spl Tax Series A, 5% 9/1/2034	280,000	303,754
		28,981,047
Synthetics - 0.1%
California Stwide Cmnty Mf Rev Participating VRDN 3.55% 11/1/2033 (Liquidity Facility Mizuho Capital Markets LLC) (c)(i)(l)	1,240,000	1,240,000
California Stwide Cmnty Mf Rev Participating VRDN 3.55% 12/1/2027 (Liquidity Facility Mizuho Capital Markets LLC) (c)(i)(l)	12,900,000	12,900,000
		14,140,000
Tobacco Bonds - 0.2%
California Stwde Fing Auth Tobacco Settlement Rev Series 2002 A, 6% 5/1/2043	210,000	214,392
Golden State Tobacco Securitization Corp. Tobacco Settlement 5% 6/1/2051	1,425,000	1,392,403
Golden State Tobacco Securitization Corp. Tobacco Settlement Series 2021 B 1, 3.85% 6/1/2050	4,055,000	3,653,293
Golden State Tobacco Securitization Corp. Tobacco Settlement Series 2021 B 2, 0% 6/1/2066 (j)	97,090,000	10,415,126
Inland Empire Tobacco Securitization Auth CA Tobacco Settlement Rev 0% 6/1/2036 (j)	2,000,000	899,467
Inland Empire Tobacco Securitization Auth CA Tobacco Settlement Rev 0% 6/1/2057 (h)(j)	17,305,000	1,063,667
Inland Empire Tobacco Securitization Auth CA Tobacco Settlement Rev 0% 6/1/2057 (h)(j)	11,325,000	597,358
Inland Empire Tobacco Securitization Auth CA Tobacco Settlement Rev 0% 6/1/2057 (j)	9,000,000	588,161
Tobacco Securitization South CA Tobacco Settlement Rev 0% 6/1/2046 (j)	2,065,000	396,952
Tobacco Securitization South CA Tobacco Settlement Rev 5% 6/1/2027	55,000	56,446
Tobacco Securitization South CA Tobacco Settlement Rev 5% 6/1/2028	85,000	88,198
Tobacco Securitization South CA Tobacco Settlement Rev 5% 6/1/2029	55,000	57,545
Tobacco Securitization South CA Tobacco Settlement Rev Series 2019 A CLASS 1, 5% 6/1/2048	770,000	751,415
Tobacco Securitization South CA Tobacco Settlement Rev Series 2019 B 2 CL 2, 0% 6/1/2054 (j)	500,000	100,459
		20,274,882
Transportation - 1.7%
Alameda Corridor CA Tran Auth Rev 0% 10/1/2036 (National Public Finance Guarantee Corporation Insured) (j)	4,000,000	2,493,761
Alameda Corridor CA Tran Auth Rev 5% 10/1/2034	1,625,000	1,645,851
Alameda Corridor CA Tran Auth Rev 5% 10/1/2037	540,000	545,210
Alameda Corridor CA Tran Auth Rev Series 2022 A, 0% 10/1/2048 (k)	2,000,000	1,130,220
Alameda Corridor CA Tran Auth Rev Series 2022 C, 0% 10/1/2052 (Assured Guaranty Ltd Insured) (k)	3,930,000	2,171,094
Alameda Corridor CA Tran Auth Rev Series 2022 C1, 5% 10/1/2052 (Assured Guaranty Ltd Insured)	2,250,000	2,294,646
Alameda Corridor CA Tran Auth Rev Series 2024A, 0% 10/1/2052 (Assured Guaranty Municipal Corp Insured) (j)	1,445,000	367,150
Bay Area Toll Auth CA Bridge Rev Series 2001A, 3.22% tender 4/1/2036 (c)	6,505,000	6,463,345
Burbank Glendale Pasadena Arpt Auth Calif Arpt Rev Series 2024B, 4.125% 7/1/2041 (Assured Guaranty Ltd Insured) (i)	1,000,000	923,551
Burbank Glendale Pasadena Arpt Auth Calif Arpt Rev Series 2024B, 5% 7/1/2032 (i)	1,000,000	1,067,892
Burbank Glendale Pasadena Arpt Auth Calif Arpt Rev Series 2024B, 5% 7/1/2034 (i)	750,000	801,240
Burbank Glendale Pasadena Arpt Auth Calif Arpt Rev Series 2024B, 5% 7/1/2035 (i)	705,000	747,392
California Mun Fn Auth Rev (Linxs Apm Project Proj.) Series 2018 A, 4% 12/31/2047 (i)	3,900,000	3,233,621
California Mun Fn Auth Rev (Linxs Apm Project Proj.) Series 2018 A, 5% 12/31/2036 (i)	1,260,000	1,267,282
California Mun Fn Auth Rev (Linxs Apm Project Proj.) Series 2018 A, 5% 12/31/2043 (i)	10,415,000	10,138,129
California Mun Fn Auth Rev (Linxs Apm Project Proj.) Series 2018 A, 5% 12/31/2047 (i)	2,335,000	2,229,335
California Municipal Finance Authority (United Airlines Holdings Inc Proj.) Series 2019, 4% 7/15/2029 (i)	540,000	525,762
Foothill/Estrn Transn CA Toll 4% 1/15/2043	250,000	240,684
Foothill/Estrn Transn CA Toll Series 2013 B 2, 3.5% 1/15/2053 (c)	450,000	362,738
Foothill/Estrn Transn CA Toll Series 2021 A, 4% 1/15/2046	2,941,000	2,763,496
Foothill/Estrn Transn CA Toll Series 2021 A, 4% 1/15/2046	1,414,000	1,350,736
Fresno Calif Arpt Rev Series 2023A, 5% 7/1/2034 (Build America Mutual Assurance Co Insured) (i)	1,000,000	1,073,348
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2033 (Assured Guaranty Municipal Corp Insured)	30,000	33,422
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2034 (Assured Guaranty Municipal Corp Insured)	25,000	27,681
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2035 (Assured Guaranty Municipal Corp Insured)	20,000	21,955
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2036 (Assured Guaranty Municipal Corp Insured)	20,000	21,813
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2037 (Assured Guaranty Municipal Corp Insured)	30,000	32,495
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2038 (Assured Guaranty Municipal Corp Insured)	20,000	21,456
Long Beach Calif Arpt Rev Series 2022 B, 5% 6/1/2039 (Assured Guaranty Municipal Corp Insured)	35,000	37,328
Long Beach Calif Arpt Rev Series 2022A, 5% 6/1/2033 (Assured Guaranty Municipal Corp Insured)	30,000	33,422
Long Beach Calif Arpt Rev Series 2022A, 5% 6/1/2034 (Assured Guaranty Municipal Corp Insured)	25,000	27,681
Long Beach Calif Arpt Rev Series 2022A, 5% 6/1/2035 (Assured Guaranty Municipal Corp Insured)	20,000	21,955
Long Beach Calif Arpt Rev Series 2022A, 5% 6/1/2036 (Assured Guaranty Municipal Corp Insured)	50,000	54,534
Long Beach Calif Arpt Rev Series 2022A, 5% 6/1/2037 (Assured Guaranty Municipal Corp Insured)	45,000	48,743
Long Beach Calif Arpt Rev Series 2022A, 5% 6/1/2039 (Assured Guaranty Municipal Corp Insured)	30,000	31,995
Los Angeles CA Dept Arpts Rev 4% 5/15/2041 (i)	2,125,000	1,958,627
Los Angeles CA Dept Arpts Rev 5% 5/15/2041 (i)	2,600,000	2,596,247
Los Angeles CA Dept Arpts Rev 5% 5/15/2043 (i)	2,150,000	2,150,329
Los Angeles CA Dept Arpts Rev 5.25% 5/15/2043 (i)	1,500,000	1,560,716
Los Angeles CA Dept Arpts Rev 5.5% 5/15/2055 (i)	1,250,000	1,303,062
Los Angeles CA Dept Arpts Rev Series 2018 A, 5% 5/15/2044 (i)	1,515,000	1,501,847
Los Angeles CA Dept Arpts Rev Series 2018 A, 5.25% 5/15/2038 (i)	375,000	383,636
Los Angeles CA Dept Arpts Rev Series 2018 C, 5% 5/15/2044 (i)	1,565,000	1,547,658
Los Angeles CA Dept Arpts Rev Series 2018 E, 5% 5/15/2043	1,050,000	1,071,272
Los Angeles CA Dept Arpts Rev Series 2019 D, 5% 5/15/2038 (i)	725,000	731,870
Los Angeles CA Dept Arpts Rev Series 2019 F, 4% 5/15/2049 (i)	850,000	732,492
Los Angeles CA Dept Arpts Rev Series 2019 F, 5% 5/15/2034 (i)	385,000	397,398
Los Angeles CA Dept Arpts Rev Series 2020C, 4% 5/15/2050 (i)	750,000	641,754
Los Angeles CA Dept Arpts Rev Series 2020C, 5% 5/15/2037 (i)	770,000	791,796
Los Angeles CA Dept Arpts Rev Series 2021 A, 5% 5/15/2036 (i)	365,000	379,414
Los Angeles CA Dept Arpts Rev Series 2021 A, 5% 5/15/2037 (i)	270,000	278,998
Los Angeles CA Dept Arpts Rev Series 2021 A, 5% 5/15/2038 (i)	595,000	610,099
Los Angeles CA Dept Arpts Rev Series 2021 A, 5% 5/15/2039 (i)	885,000	902,757
Los Angeles CA Dept Arpts Rev Series 2021 D, 4% 5/15/2040 (i)	1,000,000	935,809
Los Angeles CA Dept Arpts Rev Series 2022 G, 4% 5/15/2047 (i)	2,000,000	1,738,321
Los Angeles CA Dept Arpts Rev Series 2022 G, 5% 5/15/2047 (i)	500,000	496,877
Los Angeles CA Dept Arpts Rev Series 2022 G, 5.5% 5/15/2036 (i)	400,000	430,710
Los Angeles CA Dept Arpts Rev Series 2022 G, 5.5% 5/15/2040 (i)	300,000	314,780
Los Angeles CA Dept Arpts Rev Series 2022 H, 5.5% 5/15/2047 (i)	2,925,000	3,021,468
Los Angeles CA Dept Arpts Rev Series 2022A, 4% 5/15/2041 (i)	2,000,000	1,843,413
Los Angeles CA Dept Arpts Rev Series A, 4.75% 5/15/2040 (i)	610,000	610,000
Los Angeles CA Hbr Dept Rev Series 2019 A, 5% 8/1/2025 (i)	620,000	621,583
Riverside County Transportation Commission (91 Express Lanes Proj.) Series 2021 B1, 4% 6/1/2037	560,000	550,503
Riverside County Transportation Commission (91 Express Lanes Proj.) Series 2021 B1, 4% 6/1/2038	2,150,000	2,071,069
Riverside County Transportation Commission (91 Express Lanes Proj.) Series 2021 B1, 4% 6/1/2046	1,960,000	1,746,835
Sacramento Cnty CA Arpt Sys Rv 5% 7/1/2041	1,280,000	1,282,573
Sacramento Cnty CA Arpt Sys Rv Series 2018 C, 5% 7/1/2037 (i)	590,000	597,265
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2021 B, 4% 7/1/2041 (i)	355,000	323,304
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2021 B, 4% 7/1/2046 (i)	405,000	353,986
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2021 B, 4% 7/1/2056 (i)	805,000	660,700
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2021 B, 5% 7/1/2046 (i)	505,000	501,028
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2021 B, 5% 7/1/2051 (i)	505,000	496,549
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2021A, 5% 7/1/2056	5,000,000	5,045,646
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2023B, 5% 7/1/2053 (i)	1,400,000	1,380,980
San Francisco CA City & County Airports Commission International Airport Revenue (Sfo Fuel CO LLC Proj.) Series 2019 A, 5% 1/1/2035 (i)	860,000	880,221
San Francisco CA City & County Airports Commission International Airport Revenue (Sfo Fuel CO LLC Proj.) Series 2019 A, 5% 1/1/2047 (i)	360,000	354,049
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2026 (i)	2,215,000	2,246,472
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2027 (i)	2,245,000	2,314,282
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2028 (i)	2,990,000	3,115,508
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2029 (i)	2,005,000	2,108,055
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2048 (i)	1,085,000	1,061,504
San Francisco CA City & County Airports Commission International Airport Revenue Series 2017A, 5% 5/1/2047 (i)	1,500,000	1,480,823
San Francisco CA City & County Airports Commission International Airport Revenue Series 2017A, 5.25% 5/1/2042 (i)	2,000,000	2,014,224
San Francisco CA City & County Airports Commission International Airport Revenue Series 2018 D, 5% 5/1/2043 (i)	2,100,000	2,076,664
San Francisco CA City & County Airports Commission International Airport Revenue Series 2019 A, 5% 1/1/2037 (i)	280,000	284,531
San Francisco CA City & County Airports Commission International Airport Revenue Series 2019 A, 5% 5/1/2049 (i)	9,525,000	9,386,026
San Francisco CA City & County Airports Commission International Airport Revenue Series 2021 A, 5% 5/1/2031 (i)	1,775,000	1,892,319
San Francisco CA City & County Airports Commission International Airport Revenue Series 2021 A, 5% 5/1/2034 (i)	1,650,000	1,730,350
San Francisco CA City & County Airports Commission International Airport Revenue Series 2021 A, 5% 5/1/2035 (i)	2,410,000	2,513,992
San Francisco CA City & County Airports Commission International Airport Revenue Series 2023 C, 5% 5/1/2033 (i)	5,000,000	5,360,152
San Francisco CA City & County Airports Commission International Airport Revenue Series 2023 C, 5.5% 5/1/2042 (i)	2,110,000	2,219,836
San Francisco CA City & County Airports Commission International Airport Revenue Series 2023 C, 5.5% 5/1/2043 (i)	1,570,000	1,644,222
San Francisco CA City & County Airports Commission International Airport Revenue Series 2023 C, 5.75% 5/1/2048 (i)	5,050,000	5,307,624
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5% 5/1/2031 (i)	1,125,000	1,199,357
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2040 (i)	2,500,000	2,631,043
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2041 (i)	3,500,000	3,656,090
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2042 (i)	1,500,000	1,555,701
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2043 (i)	5,120,000	5,283,425
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2044 (i)	500,000	513,526
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2049 (i)	1,920,000	1,954,647
San Francisco CA City & County Airports Commission International Airport Revenue Series 2025 A, 5% 5/1/2034 (i)	13,080,000	14,006,957
San Francisco CA City & County Airports Commission International Airport Revenue Series 2025 A, 5.5% 5/1/2055 (i)	10,350,000	10,738,535
San Francisco CA City & County Airports Commission International Airport Revenue Series SECOND 2019E, 5% 5/1/2038 (i)	915,000	930,471
San Francisco CA City & County Airports Commission International Airport Revenue Series SECOND 2019E, 5% 5/1/2039 (i)	1,045,000	1,058,795
San Francisco CA City & County Airports Commission International Airport Revenue Series SECOND 2019E, 5% 5/1/2040 (i)	485,000	489,468
San Francisco CA City & County Airports Commission International Airport Revenue Series SECOND 2019E, 5% 5/1/2045 (i)	2,000,000	1,976,052
San Francisco CA City & County Airports Commission International Airport Revenue Series SECOND 2019E, 5% 5/1/2050 (i)	10,880,000	10,680,833
San Jose Calif Arpt Rev Series 2017A, 5% 3/1/2041 (i)	1,400,000	1,378,458
		194,858,546
Water & Sewer - 0.5%
California Infrastructure & Economic Development Bank (CA St Clean Water Revolving Fund Proj.) 4% 10/1/2041	1,165,000	1,154,799
California Infrastructure & Economic Development Bank (CA St Clean Water Revolving Fund Proj.) 4% 10/1/2043	10,000,000	9,690,865
California Pollution Control Financing Authority Series 2019, 5% 11/21/2045 (h)	1,930,000	1,906,324
California Pollution Control Financing Authority Series 2019, 5% 7/1/2029 (h)	480,000	489,799
California Pollution Control Financing Authority Series 2019, 5% 7/1/2039 (h)	1,760,000	1,774,088
City of Los Angeles CA Wastewater System Revenue Series 2018A, 5% 6/1/2048	2,025,000	2,049,537
Los Angeles CA Dep Wtr & Pwr Wtrwks Rev 3% 7/1/2035 (Liquidity Facility Barclays Bank PLC) VRDN (c)	3,500,000	3,500,000
Los Angeles CA Dep Wtr & Pwr Wtrwks Rev 6.603% 7/1/2050	7,250,000	7,454,201
Los Angeles CA Dep Wtr & Pwr Wtrwks Rev Series 2019 A 2, 3% 7/1/2045 (Liquidity Facility Barclays Bank PLC) VRDN (c)	11,000,000	11,000,001
Los Angeles CA Dep Wtr & Pwr Wtrwks Rev Series 2021 A 2, 3.1% 7/1/2051 (Liquidity Facility TD Bank NA) VRDN (c)	6,900,000	6,900,000
Los Angeles CA Dep Wtr & Pwr Wtrwks Rev Series 2021 B, 5% 7/1/2046	1,695,000	1,706,410
Richmond Calif Wastewater Rev Series 2017A, 5.25% 8/1/2047	1,400,000	1,430,950
San Diego CA Pub Facs Fing Auth Wtr Rev 5.25% 8/1/2048	750,000	790,502
San Diego County Water Authority 5% 5/1/2047	1,780,000	1,859,810
San Diego County Water Authority 5% 5/1/2052	3,030,000	3,143,024
Santa Rosa CA Wstwtr 0% 9/1/2025 (Ambac Assurance Corp Insured) (j)	95,000	94,253
Southern Calif Wtr Replenishment Dist Fing Auth Replenishment Assmt Rev Series 2018, 5% 8/1/2048	3,615,000	3,665,102
		58,609,665
TOTAL CALIFORNIA		805,495,507
California,New Hampshire - 0.0%
Housing - 0.0%
National Fin Auth NH Hosp Rev Series 4 Class BCA, 3.811% 7/20/2040 (c)	625,000	540,546
Colorado - 1.9%
Education - 0.2%
Colorado Edl & Cultural Fac Auth Rev (University of Denver, CO Proj.) Series 2017 A, 5% 3/1/2047	1,180,000	1,185,789
Colorado Edl & Cultural Fac Auth Rev Series 2012, 5% 7/15/2037	115,000	115,091
Colorado Edl & Cultural Fac Auth Rev Series 2013, 5% 6/1/2029	190,000	190,180
Colorado Edl & Cultural Fac Auth Rev Series 2014, 5% 11/15/2031	395,000	395,296
Colorado Edl & Cultural Fac Auth Rev Series 2014, 5% 8/15/2030	100,000	100,080
Colorado Edl & Cultural Fac Auth Rev Series 2014, 5% 8/15/2034	105,000	105,218
Colorado Edl & Cultural Fac Auth Rev Series 2017 A, 5% 3/1/2043	890,000	896,610
Colorado Edl & Cultural Fac Auth Rev Series 2018 A, 4% 12/1/2048	730,000	616,501
Colorado Edl & Cultural Fac Auth Rev Series 2018, 5% 4/1/2038	65,000	65,735
Colorado Edl & Cultural Fac Auth Rev Series 2018, 5% 4/1/2048	75,000	72,728
Colorado Edl & Cultural Fac Auth Rev Series 2018, 5% 4/1/2053	80,000	75,882
Colorado Edl & Cultural Fac Auth Rev Series A, 5% 12/1/2038	215,000	215,021
Colorado Edl & Cultural Facs Auth Rev 4% 6/1/2052	300,000	245,240
Colorado Edl & Cultural Facs Auth Rev 4% 6/1/2056	300,000	241,323
Colorado Edl & Cultural Facs Auth Rev 5.25% 12/1/2052	1,825,000	1,852,576
Colorado Edl & Cultural Facs Auth Rev Series 2020 A, 5% 3/15/2040	370,000	373,495
Colorado Edl & Cultural Facs Auth Rev Series 2020 A, 5% 3/15/2050	765,000	739,934
Colorado Edl & Cultural Facs Auth Rev Series 2020 A, 5% 3/15/2055	1,130,000	1,079,331
Colorado Edl & Cultural Facs Auth Rev Series 2020, 4% 9/1/2050	100,000	82,050
Colorado Edl & Cultural Facs Auth Rev Series 2020, 4% 9/1/2055	185,000	147,514
Colorado Edl & Cultural Facs Auth Rev Series 2020, 5% 12/1/2040	755,000	753,772
Colorado Edl & Cultural Facs Auth Rev Series 2020, 5% 12/1/2050	3,870,000	3,663,673
Colorado Edl & Cultural Facs Auth Rev Series 2020, 5% 12/1/2055	305,000	284,680
Colorado Edl & Cultural Facs Auth Rev Series 2021A, 4% 12/1/2041	355,000	322,145
Colorado Edl & Cultural Facs Auth Rev Series 2023A, 4.25% 7/1/2043	1,745,000	1,549,972
Colorado Edl & Cultural Facs Auth Rev Series 2023A, 4.5% 7/1/2058	1,470,000	1,248,943
Colorado Edl & Cultural Facs Auth Rev Series 2024 A, 5% 1/15/2044	570,000	589,807
Colorado Edl & Cultural Facs Auth Rev Series 2024 A, 5.75% 4/1/2059 (h)	550,000	539,200
Colorado Edl & Cultural Facs Auth Rev Series 2024 A, 5.8% 4/1/2054 (h)	600,000	598,226
University Colo Enterprise Sys Series 2021 C 3B, 2% tender 6/1/2051 (c)	675,000	660,083
University Colo Enterprise Sys Series 2021C 3A, 2% tender 6/1/2051 (c)	795,000	789,805
		19,795,900
Electric Utilities - 0.0%
Arkansas River Pwr Auth Colo Pwr Rev 5% 10/1/2038	635,000	639,482
Arkansas River Pwr Auth Colo Pwr Rev 5% 10/1/2043	1,205,000	1,183,924
Colorado Springs Colo Utils Series 2021 B, 4% 11/15/2046	2,500,000	2,263,103
Colorado Springs Colo Utils Series 2022B, 5.25% 11/15/2052	1,000,000	1,035,704
Colorado Springs Colo Utils Series 2024A, 5.25% 11/15/2054	500,000	522,929
Public Auth For CO Energy Nat Gas Pur Rev 6.25% 11/15/2028 (Merrill Lynch & Co Inc Guaranteed)	915,000	955,880
		6,601,022
Escrowed/Pre-Refunded - 0.0%
Colorado Health Facilities Authority 5% 9/1/2025 (Escrowed to Maturity)	15,000	15,064
General Obligations - 0.3%
Adams & Arapaho Sch Dist 28j Series 2025, 5.5% 12/1/2037 (m)	3,110,000	3,610,377
Adams & Arapaho Sch Dist 28j Series 2025, 5.5% 12/1/2047 (m)	3,080,000	3,340,954
Adams Cnty Colo Sch Dist No Oo1 Series 2017, 5.25% 12/1/2040	1,000,000	1,020,209
Cherry Creek CO Sch Dist No 5 Series 2017 B, 2.3% 12/15/2028	1,000,000	953,558
Colorado Ctfs of Prtn (Colorado St Proj.) Series 2022, 6% 12/15/2040	4,940,000	5,584,067
Colorado Science and Technology Park Metropolitan District No 1 Series 2024 A, 5% 12/1/2054 (Assured Guaranty Ltd Insured)	920,000	911,894
Colorado Science and Technology Park Metropolitan District No 1 Series 2024 B, 4.5% 12/15/2044 (Assured Guaranty Ltd Insured)	700,000	651,073
Colorado Science and Technology Park Metropolitan District No 1 Series 2024 B, 4.75% 12/15/2054 (Assured Guaranty Ltd Insured)	1,315,000	1,213,634
Colorado St Bldg Excellent Schs Today Ctfs Partn (Colorado St Proj.) 5% 3/15/2037	130,000	134,131
Colorado St Bldg Excellent Schs Today Ctfs Partn (Colorado St Proj.) Series 2021 S, 4% 3/15/2046	3,295,000	2,893,599
Colorado St Bldg Excellent Schs Today Ctfs Partn Series 2017 J, 5.25% 3/15/2042	1,500,000	1,524,638
Denver CO Cty & Cnty Sch Dis 1 5.5% 12/1/2049	5,090,000	5,448,254
Denver CO Cty & Cnty Sch Dis 1 Series 2021, 4% 12/1/2035	800,000	808,503
Public Auth For CO Energy Nat Gas Pur Rev 6.5% 11/15/2038	2,785,000	3,249,960
Sterling Ranch Cmnty Auth Brd CO Spl Assmt Rev 5.625% 12/1/2043	652,000	651,102
		31,995,953
Health Care - 0.5%
Colorado Health Facilities Authority (Advent Health Proj.) Series 2018A, 4% 11/15/2048	8,305,000	7,110,149
Colorado Health Facilities Authority (Advent Health Proj.) Series 2019 A, 4% 11/15/2038	2,550,000	2,455,468
Colorado Health Facilities Authority (Advent Health Proj.) Series 2019 A, 4% 11/15/2043	1,000,000	900,793
Colorado Health Facilities Authority (Advent Health Proj.) Series 2019 A, 5% 11/15/2039	1,770,000	1,830,378
Colorado Health Facilities Authority (Advent Health Proj.) Series 2021 A, 3% 11/15/2051	3,750,000	2,563,643
Colorado Health Facilities Authority (Advent Health Proj.) Series 2021 A, 4% 11/15/2050	1,690,000	1,418,051
Colorado Health Facilities Authority (Advent Health Proj.) Series 2024 B, 5% 11/15/2034	1,750,000	1,972,977
Colorado Health Facilities Authority (Advent Health Proj.) Series 2024 B, 5% 11/15/2039	2,355,000	2,502,780
Colorado Health Facilities Authority (Advent Health Proj.) Series A, 5% 11/15/2041	1,475,000	1,473,369
Colorado Health Facilities Authority (CommonSpirit Health Proj.) 5.25% 11/1/2052	2,680,000	2,698,517
Colorado Health Facilities Authority (CommonSpirit Health Proj.) 5.5% 11/1/2047	2,225,000	2,293,448
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 1, 4% 8/1/2044	6,350,000	5,505,387
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 3.25% 8/1/2049	1,975,000	1,453,231
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 4% 8/1/2049	8,475,000	6,994,586
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2037	1,000,000	1,022,160
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2038	2,790,000	2,834,306
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2044	500,000	491,943
Colorado Health Facilities Authority (Commonspirit Health Proj.) Series 2019 B 2, 5% tender 8/1/2049 (c)	50,000	50,401
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2024A, 5.25% 12/1/2054	1,000,000	1,006,871
Colorado Health Facilities Authority (IHC Health Services Inc Proj.) Series 2019 A, 4% 1/1/2036	250,000	243,178
Colorado Health Facilities Authority (IHC Health Services Inc Proj.) Series 2019 A, 4% 1/1/2037	1,975,000	1,898,782
Colorado Health Facilities Authority (Sanford Health, SD Proj.) 5% 11/1/2025	1,305,000	1,314,798
Colorado Health Facilities Authority (Sanford Health, SD Proj.) 5% 11/1/2026	95,000	97,622
Colorado Health Facilities Authority Series 2018 A 1, 5% 9/15/2048	1,195,000	1,072,588
Colorado Health Facilities Authority Series 2018 A, 5% 12/1/2048	350,000	339,132
Colorado Health Facilities Authority Series 2019 A 2, 3.25% 8/1/2049	400,000	298,298
Colorado Health Facilities Authority Series 2020, 4% 10/1/2035	160,000	156,540
Colorado Health Facilities Authority Series 2020, 4% 10/1/2037	95,000	91,405
Colorado Health Facilities Authority Series 2020, 4% 10/1/2038	70,000	66,370
Colorado Health Facilities Authority Series 2020, 4% 10/1/2039	70,000	65,630
Colorado Health Facilities Authority Series 2020, 4% 10/1/2040	60,000	55,484
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2031	50,000	48,977
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2032	60,000	58,533
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2033	60,000	58,265
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2034	65,000	62,724
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2035	65,000	62,198
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2036	70,000	66,178
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2041	115,000	101,123
Colorado Health Facilities Authority Series 2023 A, 4% 5/15/2048	180,000	145,860
Colorado Health Facs Auth Rev Series 2013, 8% 8/1/2043	1,340,000	835,310
Colorado Health Facs Auth Rev Series A, 5.75% 12/1/2035 (h)	215,000	146,046
Colorado Health Facs Auth Rev Series A, 5.75% 2/1/2044	250,000	250,039
Colorado Health Facs Auth Rev Series A, 6.125% 12/1/2045 (h)	950,000	577,829
Colorado Health Facs Auth Rev Series A, 6.25% 12/1/2050 (h)	790,000	481,752
Denver CO Hlth Hsp Ath Hlcr Rv Series 2019 A, 4% 12/1/2038	165,000	153,222
Denver CO Hlth Hsp Ath Hlcr Rv Series 2025A, 5.125% 12/1/2050	375,000	365,661
Denver CO Hlth Hsp Ath Hlcr Rv Series A, 5.25% 12/1/2045	255,000	255,411
Fruita Colo Healthcare Rev 5.5% 1/1/2048 (h)	350,000	323,391
University of Colorado Hospital Authority Series 2018B, 3% 11/15/2035 VRDN (c)	4,950,000	4,950,000
		61,220,804
Housing - 0.1%
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2019 F, 4.25% 11/1/2049	220,000	221,423
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2019 H, 4.25% 11/1/2049	520,000	523,915
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2021 B, 3% 5/1/2051	725,000	710,753
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2022 CL 1 B, 3.25% 5/1/2052	1,190,000	1,169,334
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2023 D, 5.75% 5/1/2053	4,155,000	4,377,907
Gunnison County Housing Authority Series 2025, 5.125% 6/1/2055	1,260,000	1,264,611
		8,267,943
Lease Revenue - 0.1%
Colorado Ctfs of Prtn Series 2022, 6% 12/15/2036	2,115,000	2,454,750
Colorado Ctfs of Prtn Series 2022, 6% 12/15/2041	5,550,000	6,210,482
Denver Co City & Cnty Ctfs Ptn Series 2018A, 5.375% 6/1/2043	2,000,000	2,022,967
		10,688,199
Other - 0.1%
Adams 12 Five Star Schs Colo Series 2025, 5.25% 12/15/2038	1,620,000	1,802,180
Canyons Metropolitan District No 5 Series 2024B, 6.5% 12/1/2054	600,000	595,179
Colorado Edl & Cultural Facs Auth Rev 6.875% 2/1/2059 (h)	3,000,000	3,058,877
Colorado Health Facilities Authority Series 2025A, 5.125% 12/1/2045	420,000	423,151
Colorado Health Facilities Authority Series 2025A, 5.125% 12/1/2050	570,000	564,803
Colorado Health Facilities Authority Series 2025A, 5.125% 12/1/2055	385,000	376,952
Hogback Met Dist Colo Series 2021 A, 5% 12/1/2051	500,000	446,671
Johnstown Plaza Met Dist Colo Series 2022, 4.25% 12/1/2046	649,000	541,816
Lakes At Centerra Met Dist No2 Colo Series 2024A, 5% 12/1/2049 (Assured Guaranty Ltd Insured)	1,500,000	1,505,802
Palisade Metropolitan District No 2 0% 12/15/2054 (c)(h)	700,000	641,872
Parterre Metropolitan District No 5 5.875% 12/1/2045	500,000	510,623
Redtail Ridge Metropolitan District 0% 12/1/2032 (j)	2,225,000	1,297,474
St Vrain Lakes Metropolitan District No 4 Series 2024A, 0% 9/20/2054 (h)(k)	1,000,000	668,872
Sterling Ranch Community Authority Board Series 2024A, 5.75% 12/1/2054 (h)	600,000	579,547
Villages Castle Rock Met Dist CO No 6 Series 2021A, 4.125% 12/1/2051 (h)	700,000	575,655
Whispering Pines Metropolitan District No 1 Series 2023, 5% 12/1/2052 (Assured Guaranty Ltd Insured)	255,000	254,066
		13,843,540
Special Tax - 0.2%
Berthoud-Heritage Metropolitan District No 1 Series 2019, 5.625% 12/1/2048	1,215,000	1,131,532
Citadel On Colfax Business Impt Dist Colo Spl Rev & Tax Supported Series 2020 A, 5.35% 12/1/2050	250,000	225,368
Colorado Intl Ctr Metro Dist No 14 Series 2018, 5.875% 12/1/2046	990,000	949,996
Copper Ridge Met Dist Colo Taxincrement & Sales Tax Supported Rev Series 2019, 5% 12/1/2039	500,000	468,759
Denver Colo City & Cnty Dedicated Tax Rev Series 2018 A 1, 5% 8/1/2048	5,500,000	5,528,193
Denver Colo Convention Ctr Hotel Auth Rev Series 2016, 5% 12/1/2040	345,000	339,837
Independence Metropolitan District No 3 Series 2024 A, 5.375% 12/1/2054	500,000	479,827
Jones District Community Authority Board Series 2020 A, 0% 12/1/2050 (k)	500,000	449,507
Painted Prairie Met Dist No 2 Series 2018, 5.25% 12/1/2048	500,000	451,729
Park Creek Met Dist Colo Rev 4% 12/1/2037 (Assured Guaranty Ltd Insured)	250,000	242,332
Park Creek Met Dist Colo Rev Series 2015 A, 5% 12/1/2045	1,125,000	1,127,802
Park Creek Met Dist Colo Rev Series 2016 A, 5% 12/1/2030	310,000	316,599
Park Creek Met Dist Colo Rev Series 2016 A, 5% 12/1/2031	350,000	357,296
Park Creek Met Dist Colo Rev Series 2016 A, 5% 12/1/2032	370,000	377,388
Park Creek Met Dist Colo Rev Series 2016 A, 5% 12/1/2033	375,000	382,213
Park Creek Met Dist Colo Rev Series 2016 A, 5% 12/1/2034	305,000	310,555
Park Creek Met Dist Colo Rev Series 2016 A, 5% 12/1/2035	345,000	350,931
Peak Met Dist No 1 Colo Series 2021A, 5% 12/1/2051 (h)	500,000	403,005
Pueblo CO Urban Renewal Auth Tax Increment Rev Series 2021 A, 4.75% 12/1/2045 (h)	820,000	709,579
Rampart Range Metropolitan District No 5 Series 2021, 4% 12/1/2036	500,000	462,436
Rampart Range Metropolitan District No 5 Series 2021, 4% 12/1/2051	1,250,000	976,622
Regional Transn Dist CO Sales Series 2013A, 5% 11/1/2031	1,560,000	1,738,967
Regional Transn Dist CO Sales Series 2016 A, 5% 11/1/2036	585,000	588,680
Regional Transn Dist CO Sales Series 2016 A, 5% 11/1/2046	1,475,000	1,484,478
Riverwalk Met Dist No 2 Colo Spl Rev Series 2022 A, 5% 12/1/2052	890,000	722,453
Southern Ute Indian Tribe of Southern Ute Indian Reservn Colo Gen. Oblig. 5% 4/1/2035 (h)	2,300,000	2,421,989
Vauxmont Metropolitan District 5% 12/1/2033 (Assured Guaranty Municipal Corp Insured)	180,000	189,785
Vauxmont Metropolitan District 5% 12/1/2050 (Assured Guaranty Municipal Corp Insured)	457,000	448,657
Vauxmont Metropolitan District 5% 12/15/2026 (Assured Guaranty Municipal Corp Insured)	9,000	9,243
Vauxmont Metropolitan District 5% 12/15/2032 (Assured Guaranty Municipal Corp Insured)	127,000	130,881
		23,776,639
Transportation - 0.3%
Colorado High Performance Transportation Enterprise Series 2017, 5% 12/31/2047	3,670,000	3,613,034
Colorado High Performance Transportation Enterprise Series 2017, 5% 12/31/2051	2,625,000	2,511,190
Colorado High Performance Transportation Enterprise Series 2017, 5% 12/31/2056	3,260,000	3,104,272
Denver CO City & Cnty Arpt 5.75% 11/15/2038 (i)	500,000	543,783
Denver CO City & Cnty Arpt Series 2017 A, 5% 11/15/2026 (i)	420,000	429,699
Denver CO City & Cnty Arpt Series 2017 A, 5% 11/15/2027 (i)	355,000	368,065
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2030 (i)	945,000	1,004,506
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2034 (i)	1,370,000	1,463,426
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2036 (i)	2,605,000	2,639,587
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2036 (i)	500,000	529,404
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2037 (i)	2,715,000	2,738,447
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2048 (i)	705,000	691,443
Denver CO City & Cnty Arpt Series 2022A, 4.125% 11/15/2047 (i)	740,000	652,556
Denver CO City & Cnty Arpt Series 2022A, 4.125% 11/15/2053 (i)	695,000	592,787
Denver CO City & Cnty Arpt Series 2022A, 5% 11/15/2047 (i)	1,130,000	1,119,857
Denver CO City & Cnty Arpt Series 2022A, 5.5% 11/15/2035 (i)	1,075,000	1,178,928
Denver CO City & Cnty Arpt Series 2022A, 5.5% 11/15/2038 (i)	920,000	983,646
Denver CO City & Cnty Arpt Series 2022A, 5.5% 11/15/2040 (i)	2,650,000	2,806,145
Denver CO City & Cnty Arpt Series 2022A, 5.5% 11/15/2042 (i)	1,250,000	1,307,123
Denver CO City & Cnty Arpt Series 2023B, 5% 11/15/2032 (i)	1,000,000	1,072,641
Denver CO City & Cnty Arpt Series 2023B, 5.25% 11/15/2035 (i)	2,500,000	2,707,784
Denver CO City & Cnty Arpt Series 2023B, 5.25% 11/15/2036 (i)	750,000	806,089
Denver CO City & Cnty Arpt Series 2023B, 5.5% 11/15/2042 (i)	765,000	803,786
Denver CO United Air Lines Series 2017, 5% 10/1/2032 (i)	4,825,000	4,818,720
E-470 Pub Hwy Auth Colo Rev 5% 9/1/2036	1,695,000	1,794,004
Regional Transn Dist Colo Private Activity Rev (Denver Transit Partners Eagle P3 Proj.) Series 2020 A, 3% 7/15/2037	240,000	205,830
		40,486,752
Water & Sewer - 0.1%
Colorado Wtr Res & Pwr Dev Auth Wtr Res Auth 5% 9/1/2055 (AGM Group Holdings Inc Insured), (Assured Guaranty Ltd Insured)	205,000	206,568
Denver CO City & Cnty Brd Wtr 5% 9/15/2028	1,850,000	1,979,816
Denver CO City & Cnty Brd Wtr Series 2016 A, 3% 9/15/2042	1,000,000	773,010
Denver CO City & Cnty Brd Wtr Series 2020 A, 3% 9/15/2047	1,200,000	872,224
Denver CO City & Cnty Brd Wtr Series 2020 A, 5% 9/15/2045	4,065,000	4,162,427
Denver CO City & Cnty Brd Wtr Series 2020 A, 5% 9/15/2046	6,240,000	6,353,686
		14,347,731
TOTAL COLORADO		231,039,547
Connecticut - 0.8%
Education - 0.1%
Connecticut St Health & Edl Facs Auth Revenue (Connecticut College, CT Proj.) Series M, 4% 7/1/2039	70,000	65,790
Connecticut St Health & Edl Facs Auth Revenue (Connecticut College, CT Proj.) Series M, 4% 7/1/2040	75,000	69,705
Connecticut St Health & Edl Facs Auth Revenue (Connecticut College, CT Proj.) Series M, 4% 7/1/2052	1,390,000	1,137,100
Connecticut St Health & Edl Facs Auth Revenue (Greenwich Academy Proj.) Series G, 4% 3/1/2046	795,000	706,108
Connecticut St Health & Edl Facs Auth Revenue (Greenwich Academy Proj.) Series G, 4% 3/1/2051	1,280,000	1,089,853
Connecticut St Health & Edl Facs Auth Revenue (Sacred Heart University, CT Proj.) Series K, 4% 7/1/2045	185,000	160,205
Connecticut St Health & Edl Facs Auth Revenue (Sacred Heart University, CT Proj.) Series K, 5% 7/1/2037	55,000	57,051
Connecticut St Health & Edl Facs Auth Revenue (Sacred Heart University, CT Proj.) Series K, 5% 7/1/2038	85,000	87,509
Connecticut St Health & Edl Facs Auth Revenue (Sacred Heart University, CT Proj.) Series K, 5% 7/1/2039	85,000	87,041
Connecticut St Health & Edl Facs Auth Revenue (Sacred Heart University, CT Proj.) Series K, 5% 7/1/2040	65,000	66,225
Connecticut St Health & Edl Facs Auth Revenue (Trinity College,Ct Proj.) 5% 6/1/2032	35,000	37,611
Connecticut St Health & Edl Facs Auth Revenue (Trinity College,Ct Proj.) 5% 6/1/2033	25,000	26,729
Connecticut St Health & Edl Facs Auth Revenue (Trinity College,Ct Proj.) 5% 6/1/2034	35,000	37,416
Connecticut St Health & Edl Facs Auth Revenue (Trinity College,Ct Proj.) 5% 6/1/2035	55,000	58,473
Connecticut St Health & Edl Facs Auth Revenue (Univ of Hartford, CT Proj.) Series N, 4% 7/1/2039	1,100,000	896,343
Connecticut St Health & Edl Facs Auth Revenue (Univ of Hartford, CT Proj.) Series N, 4% 7/1/2044	1,335,000	1,025,119
Connecticut St Health & Edl Facs Auth Revenue (Univ of Hartford, CT Proj.) Series N, 4% 7/1/2049	1,255,000	916,764
Connecticut St Health & Edl Facs Auth Revenue (Univ of Hartford, CT Proj.) Series N, 5% 7/1/2032	30,000	29,874
Connecticut St Health & Edl Facs Auth Revenue (Univ of Hartford, CT Proj.) Series N, 5% 7/1/2033	30,000	29,598
Connecticut St Health & Edl Facs Auth Revenue (Univ of Hartford, CT Proj.) Series N, 5% 7/1/2034	15,000	14,657
Connecticut St Hr Ed Supp Loan Series 2019 B, 3.25% 11/15/2035 (i)	155,000	135,003
Connecticut State Health & Educational Facilities Authority (Fairfield Univ, CT Proj.) Series R, 4% 7/1/2036	65,000	65,051
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2026	60,000	61,145
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2027	40,000	41,482
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2028	80,000	82,580
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2029	50,000	51,549
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2034	60,000	61,373
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2035	65,000	66,351
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2036	20,000	20,375
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2037	85,000	86,378
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2042	425,000	426,886
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) 5% 7/1/2043	1,475,000	1,403,837
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) 5% 7/1/2048	250,000	232,578
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2027	60,000	61,363
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2029	155,000	159,365
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2030	120,000	123,058
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2031	1,075,000	1,099,849
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2032	70,000	71,396
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2033	245,000	249,010
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2034	1,390,000	1,408,606
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2035	140,000	141,412
		12,647,818
General Obligations - 0.1%
Connecticut St Gen. Oblig. 5% 6/15/2032	150,000	167,576
Connecticut St Gen. Oblig. 5% 6/15/2040	300,000	315,326
Connecticut St Gen. Oblig. 5% 9/15/2028	705,000	752,106
Connecticut St Gen. Oblig. Series 2018 F, 5% 9/15/2025	395,000	397,210
Connecticut St Gen. Oblig. Series 2018 F, 5% 9/15/2027	55,000	57,658
Connecticut St Gen. Oblig. Series 2018 F, 5% 9/15/2028	1,200,000	1,280,181
Connecticut St Gen. Oblig. Series 2019 A, 5% 4/15/2026	40,000	40,686
Connecticut St Gen. Oblig. Series 2020 A, 4% 1/15/2034	535,000	543,461
Connecticut St Gen. Oblig. Series 2021 A, 3% 1/15/2037	1,300,000	1,131,599
Connecticut St Gen. Oblig. Series 2021 A, 3% 1/15/2039	645,000	534,537
Connecticut St Gen. Oblig. Series 2021 A, 3% 1/15/2040	755,000	607,610
Connecticut St Gen. Oblig. Series 2025 B, 5% 12/1/2031	1,330,000	1,479,464
Connecticut St Gen. Oblig. Series 2025A, 5% 3/15/2032	1,750,000	1,950,751
Connecticut St Gen. Oblig. Series 2025A, 5% 3/15/2038	1,850,000	2,029,060
Connecticut St Gen. Oblig. Series A, 5% 4/15/2033	15,000	15,407
Connecticut St Gen. Oblig. Series B, 5% 5/15/2026	905,000	922,159
Connecticut St Health & Edl Facs Auth Revenue (Connecticut St Univ Sys Proj.) Series Q 1, 5% 11/1/2026 (Connecticut St Guaranteed)	645,000	663,163
New Britain Conn Gen. Oblig. Series 2017 C, 5% 3/1/2029 (Assured Guaranty Municipal Corp Insured)	130,000	134,187
New Haven CT Gen. Oblig. 5% 8/15/2025 (Assured Guaranty Municipal Corp Insured)	30,000	30,101
New Haven CT Gen. Oblig. Series 2024, 5% 8/1/2031 (Assured Guaranty Municipal Corp Insured)	2,340,000	2,569,388
University Connecticut (Connecticut St Proj.) Series 2019 A, 5% 11/1/2025	660,000	665,310
West Haven CT Series 2020, 4% 3/15/2040	160,000	149,514
		16,436,454
Health Care - 0.2%
Connecticut St Health & Edl Facs Auth Revenue (Bristol Hospital, CT Proj.) Series 2019A, 5% 7/1/2026 (g)(h)	845,000	549,250
Connecticut St Health & Edl Facs Auth Revenue (Bristol Hospital, CT Proj.) Series 2019A, 5% 7/1/2027 (g)(h)	490,000	318,500
Connecticut St Health & Edl Facs Auth Revenue (Bristol Hospital, CT Proj.) Series 2019A, 5% 7/1/2049 (g)(h)	1,125,000	731,250
Connecticut St Health & Edl Facs Auth Revenue (Hartford HealthCare Corp Proj.) 4% 7/1/2039	170,000	158,103
Connecticut St Health & Edl Facs Auth Revenue (Hartford HealthCare Corp Proj.) 4% 7/1/2040	940,000	860,258
Connecticut St Health & Edl Facs Auth Revenue (Hartford HealthCare Corp Proj.) 4% 7/1/2045	235,000	202,456
Connecticut St Health & Edl Facs Auth Revenue (Nuvance Health Proj.) Series 2019 A, 4% 7/1/2049	1,365,000	1,159,843
Connecticut St Health & Edl Facs Auth Revenue (Stamford Hospital, CT Proj.) 4% 7/1/2037	195,000	189,308
Connecticut St Health & Edl Facs Auth Revenue (Stamford Hospital, CT Proj.) 4% 7/1/2039	1,400,000	1,324,834
Connecticut St Health & Edl Facs Auth Revenue (Stamford Hospital, CT Proj.) 5% 7/1/2032	100,000	106,937
Connecticut State Health & Educational Facilities Authority (Church Home of Hartford Proj.) Series A, 5% 9/1/2046 (h)	190,000	174,636
Connecticut State Health & Educational Facilities Authority (Church Home of Hartford Proj.) Series A, 5% 9/1/2053 (h)	230,000	203,916
Connecticut State Health & Educational Facilities Authority (Masonicare Corp Proj.) Series 2016 F, 5% 7/1/2031	555,000	556,337
Connecticut State Health & Educational Facilities Authority (Masonicare Corp Proj.) Series 2016 F, 5% 7/1/2032	580,000	580,977
Connecticut State Health & Educational Facilities Authority (Masonicare Corp Proj.) Series 2016 F, 5% 7/1/2033	365,000	365,371
Connecticut State Health & Educational Facilities Authority (Masonicare Corp Proj.) Series 2016 F, 5% 7/1/2034	255,000	255,035
Connecticut State Health & Educational Facilities Authority (Masonicare Corp Proj.) Series 2016 F, 5% 7/1/2043	2,340,000	2,142,147
Connecticut State Health & Educational Facilities Authority (Stamford Hospital, CT Proj.) 4% 7/1/2046	1,325,000	1,141,965
Hamden CT (Whitney Center Proj.) Series 2019, 5% 1/1/2040	1,265,000	1,185,926
Hamden CT (Whitney Center Proj.) Series 2019, 5% 1/1/2050	1,330,000	1,136,047
		13,343,096
Housing - 0.0%
Conn St Hsg Fin Auth (CT Hsg Mortgage Proj.) Series 2019 B 1, 4% 5/15/2049	40,000	40,129
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog (CT Hsg Mortgage Proj.) 3% 11/15/2049	660,000	644,497
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog (CT Hsg Mortgage Proj.) 5% 11/15/2025 (i)	630,000	633,748
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog Series 2023 B, 5.75% 11/15/2053	1,445,000	1,530,807
		2,849,181
Other - 0.1%
Connecticut St Health & Edl Facs Auth Revenue Series A 1, 5% 7/1/2044	1,700,000	1,596,770
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog Series 2024 D D 1, 4.8% 11/15/2054	1,150,000	1,144,987
Mohegan Tribal Finance Authority Series 2015, 7% 2/1/2045 (h)	1,960,000	1,974,779
New Canaan Conn Hsg Auth Multifamily Hsg Rev 4% 12/1/2034	3,000,000	2,932,078
Norwalk Conn Hsg Auth Multifamily Tax Exempt Bonds Series 05FN Class PT, 4.4% 9/1/2042	555,000	535,467
Stamford CT Housing Auth 4.75% 10/1/2032	1,705,000	1,708,009
Stamford CT Housing Auth Series 2025 D, 4.25% 10/1/2030	775,000	776,128
		10,668,218
Special Tax - 0.3%
Connecticut St Gen. Oblig. 3% 1/15/2042	4,000,000	3,135,874
Connecticut St Spl Tax Oblig 4% 5/1/2040	3,250,000	3,097,688
Connecticut St Spl Tax Oblig 5% 1/1/2038	1,865,000	1,905,846
Connecticut St Spl Tax Oblig 5.25% 7/1/2040	4,000,000	4,305,280
Connecticut St Spl Tax Oblig Series 2018 A, 5% 1/1/2033	1,860,000	1,934,836
Connecticut St Spl Tax Oblig Series 2018 B, 5% 10/1/2036	1,495,000	1,547,043
Connecticut St Spl Tax Oblig Series 2020 A, 5% 5/1/2032	665,000	719,953
Connecticut St Spl Tax Oblig Series 2020 A, 5% 5/1/2035	1,025,000	1,091,499
Connecticut St Spl Tax Oblig Series 2024A 2, 5% 7/1/2036	4,445,000	4,945,989
Connecticut St Spl Tax Oblig Series 2024A 2, 5% 7/1/2042	5,670,000	5,985,253
Great Pond Impt Dist CT Spl Oblig Rev 5.5% 10/1/2042 (h)	555,000	556,136
Great Pond Impt Dist CT Spl Oblig Rev 5.75% 10/1/2052 (h)	1,495,000	1,500,161
Harbor Point Infrastructure Impt Dist Conn Spl Oblig Rev Series 2017, 5% 4/1/2030 (h)	490,000	494,455
Harbor Point Infrastructure Impt Dist Conn Spl Oblig Rev Series 2017, 5% 4/1/2039 (h)	1,820,000	1,822,882
Steelpoint Harbor CT Infrastructure Impt Dist Spl Oblig Rev Series 2021, 4% 4/1/2051 (h)	1,365,000	1,097,153
Steelpoint Harbor CT Infrastructure Impt Dist Spl Oblig Rev Series 2024, 5.625% 4/1/2044 (h)	120,000	121,788
Steelpoint Harbor CT Infrastructure Impt Dist Spl Oblig Rev Series 2024, 6% 4/1/2052 (h)	660,000	686,217
		34,948,053
Transportation - 0.0%
State of Connecticut Bradley International Airport CFC Revenue (Bradly Intl Airport Conrac Proj.) Series 2019 A, 4% 7/1/2049 (i)	410,000	349,067
State of Connecticut Bradley International Airport CFC Revenue (Bradly Intl Airport Conrac Proj.) Series 2019 A, 5% 7/1/2049 (i)	480,000	463,937
		813,004
TOTAL CONNECTICUT		91,705,824
Delaware - 0.4%
Education - 0.0%
Delaware St Econ Dev Auth Rev Series A, 5% 9/1/2046	100,000	97,349
Delaware St Economic Dev Auth Charter Sch Rev 4% 9/1/2051	400,000	317,474
Delaware St Economic Dev Auth Charter Sch Rev Series 2020, 4% 9/1/2030	35,000	34,920
Delaware St Economic Dev Auth Charter Sch Rev Series 2020, 5% 9/1/2040	185,000	184,884
Delaware St Economic Dev Auth Charter Sch Rev Series 2020, 5% 9/1/2050	245,000	232,951
Delaware St Economic Dev Auth Charter Sch Rev Series 2022A, 3% 6/1/2032	300,000	269,440
Delaware St Economic Dev Auth Charter Sch Rev Series 2022A, 4% 6/1/2052	130,000	97,712
Delaware St Economic Dev Auth Charter Sch Rev Series 2022A, 4% 6/1/2057	125,000	91,096
University of Delaware Rev 3% 11/1/2035 VRDN (c)	3,600,000	3,600,000
		4,925,826
General Obligations - 0.0%
Delaware St Gen. Oblig. Series 2019, 5% 2/1/2030	706,000	758,442
Delaware St Gen. Oblig. Series 2020 A, 5% 1/1/2031	706,000	769,993
		1,528,435
Health Care - 0.2%
Delaware St Economic Dev Auth Retirement Cmnty Rev Series 2018 B, 5% 11/15/2048	2,495,000	2,359,523
Delaware St Hlth Facs Auth Rev (Beebe Medical Center Proj.) Series 2018, 5% 6/1/2037	140,000	139,854
Delaware St Hlth Facs Auth Rev (Beebe Medical Center Proj.) Series 2018, 5% 6/1/2043	1,700,000	1,609,448
Delaware St Hlth Facs Auth Rev (Beebe Medical Center Proj.) Series 2018, 5% 6/1/2048	2,500,000	2,342,468
Delaware St Hlth Facs Auth Rev (Beebe Medical Center Proj.) Series 2018, 5% 6/1/2050	930,000	863,153
Delaware St Hlth Facs Auth Rev (Christiana Health Svcs Proj.) Series 2020 A, 5% 10/1/2045	2,785,000	2,819,513
Delaware St Hlth Facs Auth Rev Series 2018, 4.375% 6/1/2048	350,000	306,183
Delaware St Hlth Facs Auth Rev Series 2018, 5% 6/1/2048	300,000	296,946
Sussex Cnty DE Rev Series 2016, 5% 1/1/2036	1,220,000	1,208,433
		11,945,521
Housing - 0.1%
Delaware State Hsg Auth Rev Series 2024 C, 4.6% 7/1/2049	1,735,000	1,657,723
Delaware State Hsg Auth Rev Series 2025 A, 5.75% 1/1/2056	2,000,000	2,162,732
Delaware State Hsg Auth Rev Series 2025B, 6% 1/1/2056 (m)	1,575,000	1,721,349
Kent Cnty Del Student Hsg & Dining Fac Rev Series 2018 A, 5% 7/1/2032	35,000	35,425
Kent Cnty Del Student Hsg & Dining Fac Rev Series 2018 A, 5% 7/1/2040	160,000	157,728
Kent Cnty Del Student Hsg & Dining Fac Rev Series 2018 A, 5% 7/1/2048	415,000	388,440
Kent Cnty Del Student Hsg & Dining Fac Rev Series 2018 A, 5% 7/1/2053	910,000	828,309
Kent Cnty Del Student Hsg & Dining Fac Rev Series 2018 A, 5% 7/1/2058	1,470,000	1,321,055
		8,272,761
Other - 0.1%
Delaware St Economic Dev Auth Retirement Cmnty Rev Series 2023B, 5.25% 11/15/2053	3,330,000	3,349,523
Delaware State Housing Authority Series 2023, 4.65% 1/1/2041	5,075,842	5,044,440
		8,393,963
Special Tax - 0.0%
Bridgeville DE Spl Oblig Series 2024, 5.25% 7/1/2044 (h)	375,000	371,098
Delaware Trans Auth Tran Sys Rev 3% 7/1/2043	3,000,000	2,418,920
		2,790,018
Transportation - 0.0%
Delaware Trans Auth US 301 Rev 5% 6/1/2055 (DE TT Trust 301 Project Guaranteed)	3,313,000	3,313,395
Delaware Trans Auth US 301 Rev Series 2015, 5% 6/1/2045	740,000	740,134
Delaware Transn Auth Grnt Antic Bonds Series 2020, 5% 9/1/2034	590,000	628,975
Delaware Transn Auth Grnt Antic Bonds Series 2020, 5% 9/1/2035	590,000	624,537
		5,307,041
TOTAL DELAWARE		43,163,565
District Of Columbia - 1.1%
Education - 0.1%
District Columbia Rev (Catholic Univ of Amer WA DC Proj.) Series 2018, 5% 10/1/2025	105,000	105,491
District Columbia Rev (Catholic Univ of Amer WA DC Proj.) Series 2018, 5% 10/1/2026	55,000	56,056
District Columbia Rev (Catholic Univ of Amer WA DC Proj.) Series 2018, 5% 10/1/2027	60,000	61,804
District Columbia Rev Series 2016A, 5% 6/1/2036	420,000	420,874
District Columbia Rev Series 2016A, 5% 6/1/2041	275,000	267,630
District Columbia Rev Series 2016A, 5% 6/1/2046	405,000	384,942
District Columbia Rev Series 2017 B, 5% 7/1/2042	2,230,000	2,232,013
District Columbia Rev Series 2017 B, 5% 7/1/2048	1,735,000	1,684,466
District Columbia Rev Series 2019, 4% 7/1/2039	1,020,000	941,055
District Columbia Rev Series 2019, 4% 7/1/2049	95,000	78,845
District Columbia Rev Series 2020, 5% 6/1/2055	300,000	264,121
District Columbia Rev Series 2024A, 6% 6/1/2058	550,000	555,122
District Columbia Univ Rev Series 2017, 5% 4/1/2035	640,000	649,380
District of Columbia (Provident Group-Howard Properties LLC Proj.) Series 2013, 5% 10/1/2045	490,000	447,206
District of Columbia Series 2013, 5% 10/1/2030	590,000	589,985
District of Columbia Series 2013, 5% 10/1/2035	960,000	941,150
		9,680,140
Escrowed/Pre-Refunded - 0.0%
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev 6.5% 10/1/2041 (Pre-refunded to 10/1/2026 at 100) (k)	1,270,000	1,328,152
General Obligations - 0.1%
District Columbia Gen. Oblig. Series 2017 A, 5% 6/1/2033	130,000	133,398
District Columbia Gen. Oblig. Series 2017D, 5% 6/1/2042	30,000	30,058
District Columbia Gen. Oblig. Series 2021 D, 4% 2/1/2027	920,000	937,959
District Columbia Gen. Oblig. Series 2021 D, 5% 2/1/2028	920,000	969,908
District Columbia Gen. Oblig. Series 2021 D, 5% 2/1/2029	1,220,000	1,306,793
District Columbia Gen. Oblig. Series 2024A, 5% 8/1/2042	2,820,000	2,955,892
District Columbia Gen. Oblig. Series 2024A, 5% 8/1/2043	2,260,000	2,360,040
		8,694,048
Health Care - 0.0%
District Columbia Rev Series 2017A, 4.125% 7/1/2027	155,000	154,542
District Columbia Rev Series 2017A, 5% 7/1/2032	535,000	539,980
District Columbia Rev Series 2017A, 5% 7/1/2037	555,000	553,174
District Columbia Rev Series 2017A, 5% 7/1/2042	1,030,000	968,114
District Columbia Rev Series 2017A, 5% 7/1/2052	2,115,000	1,828,776
		4,044,586
Other - 0.1%
District Columbia Hsg Fin Agy Multifamily Series 02FN Class PT, 4.875% 9/1/2045	2,000,000	1,924,082
District Columbia Hsg Fin Agy Multifamily Series 2024FN, 4.8% 6/1/2045	390,085	372,833
District Columbia Income Tax Rev 5% 6/1/2045	8,250,000	8,560,349
District Columbia Rev 5.125% 1/1/2035	130,000	115,085
District Columbia Rev 5.25% 1/1/2039	85,000	71,337
		11,043,686
Special Tax - 0.2%
District Columbia Income Tax Rev Series 2022A, 5.5% 7/1/2047	1,000,000	1,052,520
District Columbia Income Tax Rev Series 2023 A, 5.25% 5/1/2048	6,095,000	6,317,533
District Columbia Income Tax Rev Series 2025 A, 5.25% 6/1/2050	3,025,000	3,173,125
District Columbia Tax Incremental Rev Series 2021 A, 0% 6/1/2031 (h)(k)	100,000	91,165
District Columbia Tax Incremental Rev Series 2021 A, 0% 6/1/2046 (h)(k)	500,000	367,689
District Columbia Tax Incremental Rev Series 2024 B, 0% 6/1/2041 (h)(k)	400,000	297,652
District Columbia Tax Incremental Rev Series 2024 B, 0% 6/1/2049 (h)(k)	875,000	504,483
Washington Metropolitan Area Transit Authority 5% 7/15/2048	1,000,000	1,011,674
Washington Metropolitan Area Transit Authority 5.25% 7/15/2053	3,825,000	3,915,002
Washington Metropolitan Area Transit Authority Series 2023 A, 4.125% 7/15/2047	2,785,000	2,497,378
Washington Metropolitan Area Transit Authority Series 2023 A, 5.5% 7/15/2051	3,100,000	3,240,067
		22,468,288
Tobacco Bonds - 0.1%
DC Tob Settlement Fing Corp Series 2006 A, 0% 6/15/2046 (j)	22,030,000	5,541,061
DC Tob Settlement Fing Corp Series 2006 B, 0% 6/15/2046 (j)	3,230,000	690,540
		6,231,601
Transportation - 0.5%
Metropolitan Wash DC Arpts Ath 5% 10/1/2027 (i)	540,000	558,939
Metropolitan Wash DC Arpts Ath 5% 10/1/2028 (i)	810,000	834,281
Metropolitan Wash DC Arpts Ath 5% 10/1/2028 (i)	270,000	282,751
Metropolitan Wash DC Arpts Ath 5% 10/1/2030 (i)	1,005,000	1,032,405
Metropolitan Wash DC Arpts Ath 5% 10/1/2031 (i)	175,000	179,305
Metropolitan Wash DC Arpts Ath 5% 10/1/2032 (i)	270,000	275,233
Metropolitan Wash DC Arpts Ath 5% 10/1/2033 (i)	135,000	137,214
Metropolitan Wash DC Arpts Ath 5% 10/1/2035 (i)	305,000	308,631
Metropolitan Wash DC Arpts Ath 5% 10/1/2042 (i)	1,000,000	988,071
Metropolitan Wash DC Arpts Ath Series 2015B, 5% 10/1/2040 (i)	5,000,000	4,984,707
Metropolitan Wash DC Arpts Ath Series 2019 B, 5% 10/1/2025	105,000	105,647
Metropolitan Wash DC Arpts Ath Series 2019A, 5% 10/1/2025 (i)	430,000	432,011
Metropolitan Wash DC Arpts Ath Series 2019A, 5% 10/1/2028 (i)	1,685,000	1,764,573
Metropolitan Wash DC Arpts Ath Series 2019A, 5% 10/1/2035 (i)	250,000	257,893
Metropolitan Wash DC Arpts Ath Series 2020 A, 4% 10/1/2038 (i)	1,800,000	1,712,449
Metropolitan Wash DC Arpts Ath Series 2022 A, 5% 10/1/2030 (i)	1,000,000	1,064,084
Metropolitan Wash DC Arpts Ath Series 2023 A, 5% 10/1/2031 (i)	1,000,000	1,070,202
Metropolitan Wash DC Arpts Ath Series 2023 A, 5% 10/1/2032 (i)	3,000,000	3,217,054
Metropolitan Wash DC Arpts Ath Series 2023 A, 5.25% 10/1/2048 (i)	4,000,000	4,042,866
Metropolitan Wash DC Arpts Ath Series 2024A, 5% 10/1/2029 (i)	4,100,000	4,332,074
Metropolitan Wash DC Arpts Ath Series 2024A, 5% 10/1/2030 (i)	3,400,000	3,617,887
Metropolitan Wash DC Arpts Ath Series 2024A, 5.25% 10/1/2049 (i)	2,500,000	2,537,550
Metropolitan Wash DC Arpts Ath Series 2024A, 5.5% 10/1/2054 (i)	3,675,000	3,787,830
Metropolitan Wash DC Arpts Ath Series A, 5% 10/1/2032 (i)	250,000	252,817
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev (Mwaa Dulles Toll 2nd Sr Lien Proj.) 0% 10/1/2040 (j)	705,000	329,861
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev 0% 10/1/2038 (j)	1,405,000	744,994
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev 4% 10/1/2049	395,000	343,474
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev 4% 10/1/2053 (Assured Guaranty Ltd Insured)	550,000	468,643
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev 5% 10/1/2047	480,000	482,445
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev 6.5% 10/1/2044 (k)	4,605,000	4,885,069
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2009B, 0% 10/1/2037 (j)	1,800,000	1,029,654
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2009B, 0% 10/1/2039 (j)	280,000	139,584
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2031	505,000	531,938
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2032	635,000	666,891
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2033	70,000	73,304
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2034	110,000	114,805
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2036	110,000	113,902
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2038	95,000	97,464
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2044	4,515,000	4,533,338
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 B, 3% 10/1/2050 (Assured Guaranty Municipal Corp Insured)	2,760,000	1,872,678
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 B, 4% 10/1/2049	8,650,000	7,347,553
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2022 A, 4% 10/1/2052 (Assured Guaranty Ltd Insured)	5,635,000	4,742,614
		66,294,685
TOTAL DISTRICT OF COLUMBIA		129,785,186
District Of Columbia,Maryland,Virginia - 0.0%
Special Tax - 0.0%
Washington DC Met Area Tran Auth Rev Series 2017B, 5% 7/1/2033	255,000	261,109
Washington Metropolitan Area Transit Authority Series 2024 A, 5% 7/15/2056	4,520,000	4,547,384
		4,808,493
TOTAL DISTRICT OF COLUMBIA,MARYLAND,VIRGINIA		4,808,493
Florida - 3.5%
Education - 0.3%
Cap Proj Fin Auth FL Student Hsg Rev (Capfa Capital Corp 2000 F Proj.) 5% 10/1/2030	760,000	798,194
Cap Proj Fin Auth FL Student Hsg Rev (Capfa Capital Corp 2000 F Proj.) 5% 10/1/2031	100,000	104,593
Cap Proj Fin Auth FL Student Hsg Rev (Capfa Capital Corp 2000 F Proj.) 5% 10/1/2032	100,000	104,090
Cap Proj Fin Auth FL Student Hsg Rev (Capfa Capital Corp 2000 F Proj.) 5% 10/1/2033	100,000	103,491
Cap Proj Fin Auth FL Student Hsg Rev (Capfa Capital Corp 2000 F Proj.) 5% 10/1/2034	190,000	195,472
Cap Proj Fin Auth FL Student Hsg Rev Series 2024 A 1, 5% 6/1/2054 (h)	1,000,000	944,569
Capital Projs Fin Auth Fla Edlfacs Rev Series 2024, 5% 6/15/2054 (h)	625,000	562,178
Capital Trust Agency Inc Series 2020 A, 4% 8/1/2030	15,000	14,851
Capital Trust Agency Inc Series 2020 A, 5% 8/1/2040	30,000	29,265
Capital Trust Agency Inc Series 2020 A, 5% 8/1/2055	100,000	90,624
Capital Trust Authority Series 2024A, 5% 6/1/2064 (h)	625,000	544,301
Florida Atlantic University Finance Corp Series 2024, 5% 7/1/2042	890,000	917,964
Florida Atlantic University Finance Corp Series 2024, 5% 7/1/2049	1,360,000	1,377,783
Florida Dev Fin Corp Edl Facs Rev 5% 6/15/2047	250,000	238,951
Florida Dev Fin Corp Edl Facs Rev 5% 6/15/2052	235,000	218,690
Florida Dev Fin Corp Edl Facs Rev 5% 6/15/2056	345,000	318,945
Florida Dev Fin Corp Edl Facs Rev Series 2016 A, 4.75% 7/15/2036 (h)	350,000	335,838
Florida Dev Fin Corp Edl Facs Rev Series 2020 C, 5% 9/15/2040 (h)	105,000	95,993
Florida Dev Fin Corp Edl Facs Rev Series 2020 C, 5% 9/15/2050 (h)	210,000	178,942
Florida Dev Fin Corp Edl Facs Rev Series 2020A, 5% 6/15/2055	1,450,000	1,343,883
Florida Dev Fin Corp Edl Facs Rev Series 2021 A, 4% 7/1/2035	30,000	28,669
Florida Dev Fin Corp Edl Facs Rev Series 2021 A, 4% 7/1/2045	55,000	45,673
Florida Dev Fin Corp Edl Facs Rev Series 2021 A, 4% 7/1/2051 (h)	135,000	106,377
Florida Dev Fin Corp Edl Facs Rev Series 2021 A, 4% 7/1/2055	80,000	61,285
Florida Dev Fin Corp Edl Facs Rev Series 2022A 1, 5% 2/1/2057	1,460,000	1,346,778
Florida Dev Fin Corp Edl Facs Rev Series 2022A 1, 5% 7/1/2042	915,000	895,368
Florida Dev Fin Corp Edl Facs Rev Series 2022A 1, 5% 7/1/2051	825,000	771,108
Florida Dev Fin Corp Edl Facs Rev Series A, 6.125% 6/15/2046 (h)	730,000	729,970
Florida Dev Fin Corp Edl Facs Rev Series A, 6.125% 6/15/2047 (h)	250,000	242,564
Florida Dev Fin Corp Student Hsg Rev (The Henry Stud Hsg Proj.) Series 2024A 1, 5.25% 6/1/2054 (h)	495,000	465,500
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 4% 10/1/2037	240,000	218,699
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 4% 10/1/2038	335,000	300,089
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 4% 10/1/2039	400,000	352,409
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 4% 10/1/2044	625,000	524,871
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 5% 10/1/2027	35,000	35,937
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 5% 10/1/2031	195,000	201,727
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 5% 10/1/2033	270,000	276,652
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 5% 10/1/2034	225,000	229,506
Florida Higher Edl Facs Fing Auth Rev (FL Institute of Technology Proj.) Series 2019, 5% 10/1/2036	170,000	171,751
Florida Higher Edl Facs Fing Auth Rev (Jacksonville University Proj.) 5% 6/1/2048 (h)	3,480,000	2,943,445
Florida Higher Edl Facs Fing Auth Rev (Jacksonville University Proj.) Series 2018A 1, 4.5% 6/1/2033 (h)	705,000	659,612
Florida Higher Edl Facs Fing Auth Rev (Jacksonville University Proj.) Series 2018A 1, 4.75% 6/1/2038 (h)	1,720,000	1,526,208
Florida Higher Edl Facs Fing Auth Rev (Ringling College of Art Design Proj.) Series 2017, 4% 3/1/2047	300,000	240,909
Florida Higher Edl Facs Fing Auth Rev (Ringling College of Art Design Proj.) Series 2017, 5% 3/1/2047	250,000	235,035
Florida Higher Edl Facs Fing Auth Rev (St Leo University Proj.) Series 2019, 5% 3/1/2049	270,000	193,689
Jacksonville FL Edl Facs Rev (Jacksonville University Proj.) Series 2018B, 5% 6/1/2053 (h)	2,550,000	2,083,596
Pinellas FL Ed Fac Series 2018A, 5% 12/15/2048 (h)	250,000	232,415
Tampa FL Rev (University of Tampa Proj.) Series 2015, 5% 4/1/2045	860,000	846,404
Volusia Cnty FL Edl Fac Ath Rv (Embry Riddle Aeronaut Univ, FL Proj.) 5% 10/15/2049	405,000	395,456
Volusia Cnty FL Edl Fac Ath Rv Series 2017, 5% 10/15/2047	665,000	654,236
		25,534,555
Electric Utilities - 0.0%
Florida St Mun Pwr Agy Rev 5% 10/1/2028	20,000	21,215
Florida St Mun Pwr Agy Rev 5% 10/1/2030	320,000	326,461
Florida St Mun Pwr Agy Rev 5% 10/1/2031	350,000	356,884
Florida St Mun Pwr Agy Rev Series 2015B, 5% 10/1/2028	120,000	120,574
Florida St Mun Pwr Agy Rev Series 2015B, 5% 10/1/2029	70,000	70,323
Florida St Mun Pwr Agy Rev Series 2015B, 5% 10/1/2030	220,000	220,986
Ft Pierce Series 2022A, 4% 10/1/2052 (Assured Guaranty Ltd Insured)	965,000	827,128
Gainesville FL Utils Sys Rev Series A, 5% 10/1/2035	280,000	289,314
Okaloosa FL Gas Dist Gas Sys Rev Series 2024B, 5.25% 10/1/2044 (Assured Guaranty Ltd Insured)	1,140,000	1,206,903
Putnam Cnty Fla Dev Auth Pcr (Seminole Electric Coop Inc Proj.) Series 2018 A, 5% 3/15/2042	800,000	801,495
		4,241,283
Escrowed/Pre-Refunded - 0.0%
County of Osceola FL Series 2014B 2, 6% 10/1/2036 (Pre-refunded to 10/1/2031 at 100) (k)	300,000	345,927
Halifax Hosp Med Ctr FL Hosp Series 2015, 5% 6/1/2028 (Pre-refunded to 6/1/2025 at 100)	35,000	35,000
Orange Cnty FL Sch Brd Ctf Par Series 2015D, 5% 8/1/2030 (Pre-refunded to 8/1/2025 at 100)	55,000	55,172
Orlando-Orange County Expressway Authority Series 2016 B, 5% 7/1/2034 (Pre-refunded to 7/1/2026 at 100)	530,000	541,513
		977,612
General Obligations - 0.1%
Bellalago Edl Facs Benefits Dist Fla Cap Impt Rev Series 2014, 4.375% 5/1/2030	220,000	220,089
Bellalago Edl Facs Benefits Dist Fla Cap Impt Rev Series 2014, 4.5% 5/1/2033	70,000	70,015
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series 2015A, 5% 7/1/2027	120,000	120,220
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series 2015B, 5% 7/1/2031	2,110,000	2,113,863
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series 2015B, 5% 7/1/2032	1,930,000	1,933,533
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series A, 5% 7/1/2028	170,000	173,125
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series A, 5% 7/1/2032	325,000	330,143
Broward County FL School District Series 2022, 5% 7/1/2046	1,800,000	1,856,567
Brvd Cnty FL Sch Bd Ctfs of Prtn (Brevard Cnty FL Sch Dist Proj.) Series C, 5% 7/1/2028	210,000	210,301
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) 5% 7/1/2034 (Assured Guaranty Municipal Corp Insured)	1,150,000	1,224,939
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) Series 2015B, 5% 7/1/2028	250,000	250,358
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) Series 2015B, 5% 7/1/2029	355,000	355,509
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) Series 2016 A, 5% 7/1/2033	160,000	162,569
Fort Lauderdale FL Gen. Oblig. 5% 7/1/2048	600,000	620,725
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2025	25,000	25,150
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2026	20,000	20,539
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2027	15,000	15,700
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2029	25,000	27,007
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2030	20,000	21,887
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) 5% 10/1/2032	20,000	22,309
Jacksonville Fla Spl Rev (Jacksonville FL Proj.) Series 2022 A, 5% 10/1/2028	30,000	31,940
Lee Cnty FL Sch Brd Ctfs Partn (Lee Cnty FL Sch Dist Proj.) Series 2019 A, 5% 8/1/2027	255,000	266,427
Lee Cnty FL Sch Brd Ctfs Partn (Lee Cnty FL Sch Dist Proj.) Series 2019 A, 5% 8/1/2028	130,000	138,085
Miami-Dade Cnty FL Sch Brd Ctf (Miami-Dade Cnty FL Sch Dist Proj.) Series 2016A, 5% 5/1/2032	1,775,000	1,796,174
Miami-Dade Cnty FL Sch Dist Series 2022A, 5% 3/15/2052	750,000	756,013
Miami-Dade Cnty Fla Gen. Oblig. Series 2020, 2.375% 7/1/2040	2,075,000	1,486,140
Miami-Dade Cnty Fla Seaport Rev (Miami-Dade Cnty Fla Proj.) Series 2021A 1, 4% 10/1/2045 (Assured Guaranty Ltd Insured) (i)	1,325,000	1,195,762
Palm Beach Cnty FL Sch Brd (Palm Beach Cnty FL Sch Dist Proj.) Series 2015 D, 5% 8/1/2029	730,000	732,162
Pasco Cnty FL Sch Brd Cert of Part (Pasco Cnty FL Sch Dist Proj.) 5% 8/1/2035 (Build America Mutual Assurance Co Insured)	130,000	135,394
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2027	30,000	30,448
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2028	225,000	228,122
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2029	605,000	612,698
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2030	110,000	111,273
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2032	950,000	959,128
Volusia Cnty FL Sch Brd Ctfs (Volusia Cnty FL School Dist Proj.) Series 2016A, 5% 8/1/2029 (Build America Mutual Assurance Co Insured)	120,000	121,706
Volusia Cnty FL Sch Brd Ctfs (Volusia Cnty FL School Dist Proj.) Series 2016A, 5% 8/1/2031 (Build America Mutual Assurance Co Insured)	125,000	126,753
		18,502,773
Health Care - 0.8%
Alachua Cnty FL Hlth Fac Retire Cmty Rev Series 2022, 4% 10/1/2040	140,000	124,059
Alachua Cnty FL Hlth Fac Retire Cmty Rev Series 2022, 4% 10/1/2046	190,000	152,188
Alachua Cnty FL Hlth Fac Rev (Shands Hosp,Jacksonville FL Proj.) 3 month U.S. LIBOR + 0.87%, 3.771% 12/1/2037 (c)(e)	2,000,000	1,954,910
Alachua Cnty FL Hlth Fac Rev (Shands Teaching Hosp & Clinics Inc Proj.) 5% 12/1/2035	210,000	218,153
Alachua Cnty FL Hlth Fac Rev (Shands Teaching Hosp & Clinics Inc Proj.) Series 2019 A, 4% 12/1/2049	3,840,000	3,158,058
Alachua Cnty FL Hlth Fac Rev 5% 12/1/2036	360,000	371,917
Alachua Cnty FL Hlth Fac Rev 5% 12/1/2037	475,000	487,993
Alachua Cnty FL Hlth Fac Rev Series 2014, 6% 11/15/2034 (f)	800,000	520,000
Alachua Cnty FL Hlth Fac Rev Series 2014, 6.375% 11/15/2049 (f)	1,330,000	864,500
Atlantic Beach Fla Health Care Facs Rev (Naval Continuing Care Retiremt Proj.) Series 2018 A, 5% 11/15/2043	55,000	51,033
Brevard Cnty FL Health Fac (Health First Inc Proj.) Series 2023 A, 5% 4/1/2032	130,000	142,309
Brevard Cnty FL Health Fac 5% 4/1/2040	1,905,000	1,959,290
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 4% 7/1/2045	4,120,000	3,521,644
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 5% 7/1/2040	45,000	45,787
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 5% 7/1/2050	6,180,000	6,047,535
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) Series 2016 B, 5% 7/1/2037	60,000	60,181
Collier Cnty FL Indl Dev Auth Health Care Facs Rev (Naples Community Hosp Inc, FL Proj.) Series 2024 A, 5% 10/1/2054 (Assured Guaranty Municipal Corp Insured)	1,045,000	1,046,091
County of Pasco FL (H Lee Moffitt Cancer Ctr Proj.) Series 2023 A, 5.75% 9/1/2054 (Assured Guaranty Municipal Corp Insured)	4,180,000	4,404,314
Escambia Cnty FL Hlth Fac Rev (Baptist Health Care Pensacola Proj.) Series 2020 A, 4% 8/15/2045	705,000	599,222
Escambia Cnty FL Hlth Fac Rev (Baptist Health Care Pensacola Proj.) Series 2020 A, 4% 8/15/2050	3,875,000	3,144,208
Florida Dev Fin Corp Sr Living Rev Series 2021 A, 4% 6/1/2036 (h)	170,000	151,022
Florida Dev Fin Corp Sr Living Rev Series 2021 A, 4% 6/1/2041 (h)	100,000	80,136
Florida Dev Fin Corp Sr Living Rev Series 2021 A, 4% 6/1/2046 (h)	105,000	77,591
Florida Dev Fin Corp Sr Living Rev Series 2021, 5% 6/1/2051 (h)	1,790,000	1,561,144
Florida Development Finance Corp Series 2022A, 4% 2/1/2046 (Assured Guaranty Ltd Insured)	1,385,000	1,246,469
Florida Development Finance Corp Series 2022A, 4% 2/1/2052	400,000	345,903
Florida Development Finance Corp Series 2022A, 4% 2/1/2052	300,000	238,373
Florida Development Finance Corp Series 2022A, 5% 2/1/2052	195,000	178,806
Halifax Hosp Med Ctr FL Hosp Series 2016, 5% 6/1/2036	120,000	120,245
Highlands County Health Facilities Authority (Advent Health Proj.) Series 2012I 3, 1.92% 11/15/2033 VRDN (c)	245,000	245,000
Highlands County Health Facilities Authority (Advent Health Proj.) Series 2024C, 5% tender 11/15/2059 (c)	1,500,000	1,631,177
Hillsborough Cnty Fla Indl Dev Auth Health Sys Rev (Baycare Health System Proj.) 2.95% 11/15/2054 (Liquidity Facility PNC Bank NA) VRDN (c)	2,900,000	2,900,000
Hillsborough Cnty Fla Indl Dev Auth Health Sys Rev (Baycare Health System Proj.) 3% 11/15/2054 (Liquidity Facility Royal Bank of Canada/New York NY) VRDN (c)	3,725,000	3,725,000
Hillsborough Cnty Fla Indl Dev Auth Health Sys Rev (Baycare Health System Proj.) Series 2020C, 2.15% 11/1/2038, LOC TD Bank NA VRDN (c)	1,400,000	1,400,000
Hillsborough Cnty Fla Indl Dev Auth Health Sys Rev (Baycare Health System Proj.) Series 2024C, 5.5% 11/15/2054	1,240,000	1,304,939
Hillsborough Cnty Fla Indl Dev Series 2020A, 4% 8/1/2050	525,000	450,659
Hillsborough Cnty Fla Indl Dev Series 2020A, 4% 8/1/2055	3,455,000	2,911,176
Jacksonville Fla Health Care Facs Rev (Baptist Medical Center, FL Proj.) 5% 8/15/2034	155,000	158,526
Lee Cnty FL Ida Hlth Care Rev Series 2019, 5% 11/15/2044	440,000	430,652
Lee Cnty FL Ida Hlth Care Rev Series 2019, 5% 11/15/2049	445,000	422,974
Lee County Industrial Development Authority/FL (Lee Mem Health Sys FL Hosp Rev Proj.) 5% 4/1/2026	65,000	65,865
Lee County Industrial Development Authority/FL (Lee Mem Health Sys FL Hosp Rev Proj.) 5% 4/1/2039	405,000	410,254
Lee County Industrial Development Authority/FL (Lee Mem Health Sys FL Hosp Rev Proj.) 5% 4/1/2044	205,000	201,855
Miami Beach FL Hlth Facs Auth Hosp Rev (MT Sinai Hospital Proj.) Series 2014, 5% 11/15/2039	85,000	84,995
Miami Beach FL Hlth Facs Auth Hosp Rev (MT Sinai Hospital Proj.) Series 2021 B, 3% 11/15/2051	310,000	208,919
Miami-Dade Cty FL Hlth Hsp Rev (Nicklaus Childrens Hospital,Fl Proj.) Series 2017, 5% 8/1/2047	1,565,000	1,527,895
Orange Cnty FL Health Facs Auth Rev (Orange County Health Facilities Authority Proj.) 5% 10/1/2053	3,000,000	2,914,915
Orange Cnty FL Health Facs Auth Rev (Orange County Health Facilities Authority Proj.) Series 2016A, 5% 10/1/2039	1,355,000	1,348,160
Orange Cnty FL Health Facs Auth Rev (Orange County Health Facilities Authority Proj.) Series 2022, 4% 10/1/2052	3,000,000	2,509,681
Orange Cnty FL Health Facs Auth Rev (Orange County Health Facilities Authority Proj.) Series 2025A, 5.25% 10/1/2056	1,515,000	1,521,330
Orange Cnty FL Health Facs Auth Rev Series 2019 A, 4% 10/1/2049	5,000,000	4,366,733
Orange Cnty FL Health Facs Auth Rev Series 2022, 4% 10/1/2052	1,180,000	990,192
Orange Cnty FL Health Facs Auth Rev Series 2023A, 4% 8/1/2047	1,065,000	883,271
Orange Cnty FL Health Facs Auth Rev Series 2025A, 4.5% 10/1/2056	1,500,000	1,358,950
Palm Beach Cnty FL Health Facs Auth Retirement Cmnty Rev Series 2018 A, 5% 11/15/2045	1,180,000	1,129,108
Palm Beach Cnty FL Health Facs Auth Retirement Cmnty Rev Series 2020B, 5% 11/15/2042	190,000	190,095
Palm Beach Cnty FL Health Facs Series 2020 A, 5% 6/1/2055	305,000	274,789
Palm Beach Cnty FL Health Facs Series 2022, 4% 6/1/2031	120,000	118,192
Palm Beach Cnty FL Health Facs Series 2022, 4% 6/1/2036	690,000	647,961
Palm Beach Cnty FL Health Facs Series 2022, 4% 6/1/2041	375,000	325,019
Palm Beach Cnty FL Health Facs Series 2022, 4.25% 6/1/2056	2,995,000	2,329,778
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Baptist Health Sys of So FL Proj.) Series 2019, 4% 8/15/2049	6,415,000	5,314,373
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2047	2,105,000	2,038,520
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2052	270,000	257,108
Pompano Beach Fla Rev Series 2020, 4% 9/1/2040	40,000	35,424
Pompano Beach Fla Rev Series 2020, 4% 9/1/2050	1,130,000	886,107
Pompano Beach Fla Rev Series 2021A, 4% 9/1/2051	1,065,000	826,197
Pompano Beach Fla Rev Series 2021A, 4% 9/1/2056	1,465,000	1,103,012
Sarasota Cnty FL Health Facs Auth Retirement Fac Rev Series 2017A, 5% 1/1/2037	195,000	195,109
Sarasota Cnty FL Health Facs Auth Retirement Fac Rev Series 2017A, 5% 1/1/2042	225,000	215,317
Sarasota Cnty FL Health Facs Auth Retirement Fac Rev Series 2017A, 5% 1/1/2047	450,000	412,174
Sarasota Cnty FL Health Facs Auth Retirement Fac Rev Series 2017A, 5% 1/1/2052	950,000	841,455
Sarasota Cnty Public Hosp Board (Sarasota Memorial Hospital, FL Proj.) 5.5% 7/1/2028 (National Public Finance Guarantee Corporation Insured)	840,000	869,061
Seminole County Industrial Development Authority Series 2019A, 5.5% 11/15/2049	945,000	866,061
South Broward Hosp Dist FL Rev Series 2016 A, 3.5% 5/1/2039	1,340,000	1,124,936
South Broward Hosp Dist FL Rev Series 2018, 4% 5/1/2048	875,000	748,866
South Broward Hosp Dist FL Rev Series 2021 A, 3% 5/1/2051	2,600,000	1,812,471
South Broward Hosp Dist FL Rev Series 2021 A, 3% 5/1/2051 (Build America Mutual Assurance Co Insured)	1,500,000	1,045,657
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 4% 8/15/2033	305,000	305,259
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 4% 8/15/2047	5,960,000	5,051,915
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2027	270,000	280,732
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2028	285,000	295,638
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2029	85,000	88,018
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2035	565,000	577,941
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2042	3,745,000	3,759,366
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2027	20,000	19,531
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2028	20,000	19,364
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2029	20,000	19,218
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2030	20,000	19,059
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2031	20,000	18,880
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2036	100,000	88,611
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2041	75,000	61,176
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2046	75,000	56,783
St Johns Cnty Fla Indl Dev Auth Sr Living Rev Series 2021 A, 4% 12/15/2050	70,000	50,324
Sumter Cnty Fla Indl Dev Auth Hosp Rev Series 2014A, 5% 7/1/2026	50,000	50,054
Sumter Cnty Fla Indl Dev Auth Hosp Rev Series 2014A, 5.125% 7/1/2034	100,000	100,058
Sumter Cnty Fla Indl Dev Auth Hosp Rev Series 2014A, 5.25% 7/1/2044	310,000	309,998
Tallahassee FL Health Facs Rev (Tallahassee Mem Hlthcare FL Proj.) Series 2015A, 5% 12/1/2040	350,000	349,095
Tallahassee FL Health Facs Rev (Tallahassee Mem Hlthcare FL Proj.) Series 2016A, 5% 12/1/2029	80,000	80,396
Tallahassee FL Health Facs Rev (Tallahassee Mem Hlthcare FL Proj.) Series 2016A, 5% 12/1/2036	60,000	60,081
Tallahassee FL Health Facs Rev (Tallahassee Mem Hlthcare FL Proj.) Series 2016A, 5% 12/1/2041	135,000	133,700
		102,248,186
Housing - 0.0%
Fla Hsg Fin Corp Multifamily Mtg Rev Series 2023 C, 5% tender 12/1/2026 (c)	925,000	931,790
Florida Atlantic University Finance Corp Series 2019A, 5% 7/1/2036	965,000	1,006,251
Florida Atlantic University Finance Corp Series 2019A, 5% 7/1/2038	965,000	997,532
Florida Atlantic University Finance Corp Series 2019A, 5% 7/1/2039	600,000	618,188
Florida Hsg Fin Corp Rev (FL Homeownership Mortgage Proj.) Series 2019 1, 4% 7/1/2050	410,000	410,536
Florida Hsg Fin Corp Rev (FL Homeownership Mortgage Proj.) Series 2021 1, 3% 1/1/2052	940,000	925,867
Florida Hsg Fin Corp Rev Series 2021 2, 3% 7/1/2052	1,205,000	1,182,472
Miami Dade Cnty FL Hsg Fin Auth Multifamily Hsg Rev Series 2025A, 4.88% 3/1/2046	1,375,000	1,331,316
		7,403,952
Industrial Development - 0.0%
Florida Dev Fin Corp Solid Waste Disp Rev Series 2023, 6.125% tender 7/1/2032 (c)(h)(i)	3,300,000	3,342,511
Other - 0.4%
Antillia Cmnty Dev Dist Fla Spl Assmt 5.875% 5/1/2054	1,000,000	969,228
Avenir Community Development District 5.375% 5/1/2043	565,000	557,690
Avenir Community Development District 5.625% 5/1/2054	640,000	635,678
Babcock Ranch Cmnty Indpt Spl Dist Fla Spl Assmt Rev 5% 5/1/2044 (h)	365,000	345,467
Babcock Ranch Cmnty Indpt Spl Dist Fla Spl Assmt Rev 5.25% 5/1/2055 (h)	500,000	470,323
Brevard Cnty FL Hsg Rev Bonds 4.45% 1/1/2040	2,675,000	2,706,654
Cap Proj Fin Auth FL Student Hsg Rev Series 2023 A 1, 5% 11/1/2058	350,000	311,983
Capital Projects Finance Authority/Fl Series 2025 A, 7.25% 1/1/2055 (h)	1,300,000	1,299,993
Capital Tr Agy FL Rev Series 2021, 4% 6/15/2041 (h)	380,000	310,526
Capital Tr Agy FL Rev Series 2021, 4% 6/15/2051 (h)	530,000	378,109
Capital Tr Auth Fla Edl Facs Rev 5% 7/1/2045 (h)	1,400,000	1,320,603
Capital Tr Auth Fla Edl Facs Rev 5.125% 6/15/2050 (h)	500,000	456,817
Capital Tr Auth Fla Edl Facs Rev 5.375% 7/1/2065 (h)	235,000	219,426
Coastal Ridge Community Development District 6% 5/1/2055 (m)	700,000	696,703
Collier Cnty Fla Health Facs Auth Residential Care Fac Rev Series 2022, 4% 5/1/2052	1,400,000	1,115,311
Collier County Industrial Development Authority Series 2013A, 7.75% 5/15/2035 (f)(g)(h)	130,496	12
Collier County Industrial Development Authority Series 2013A, 8.125% 5/15/2044 (f)(g)(h)	201,337	20
Epperson North Cmnty Dev Dist FL Cap Impt Rev Series 2021 A, 3.4% 11/1/2041	425,000	331,260
Epperson North Cmnty Dev Dist FL Cap Impt Rev Series 2021 A, 4% 11/1/2051	370,000	288,747
Everest Gmr Cmnty Dev Dist FL Spl Assmt Rev Series 2023, 6.2% 5/1/2054	1,000,000	1,003,502
Gainesville Fla Indl Dev Rev (Gainesville Jewish Student Foundation Inc Proj.) 2.15% 5/1/2033, LOC TD Bank NA VRDN (c)	150,000	150,000
Golden Gem Cmnty Dev Dist FL Spl Assmt Rev 6% 5/1/2055	1,000,000	975,030
Hickory Tree Community Development District 5.15% 5/1/2044	1,000,000	944,885
Hobe-St Lucie Conservancy Dist 5.6% 5/1/2044	775,000	772,563
JEA FL Wtr & Swr Sys Rev Series 2025A, 5% 10/1/2041	800,000	846,774
Lakes of Sarasota Cmnty Dev Dist Fla Impt Rev 5.3% 5/1/2044	425,000	403,253
Lakes of Sarasota Community Development District 2 5.2% 5/1/2035	555,000	548,621
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev 6.3% 5/1/2054	655,000	673,736
Laurel Rd Cmnty Dev Dist Fla Cap Impt Rev 3% 5/1/2031	350,000	320,543
Laurel Rd Cmnty Dev Dist Fla Cap Impt Rev Series 2021 A2, 3.125% 5/1/2031	390,000	359,482
Lee Cnty FL Ida Hlth Care Rev 4.75% 11/15/2029	235,000	235,535
Lee Cnty FL Ida Hlth Care Rev Series 2024 A, 5.25% 11/15/2054	805,000	785,377
Lee Cnty FL Ida Hlth Care Rev Series 2024B 2, 4.375% 11/15/2029	180,000	180,047
Lee Cnty FL Ida Hlth Care Rev Series 2024C, 5% 11/15/2054	2,365,000	2,207,656
Ltc Ranch West Residential Cmnty Dev Dist Spl Assmt Rev Fla 4.85% 5/1/2031	120,000	120,761
Malabar Springs Community Development District 5.5% 5/1/2054	400,000	370,493
Manatee Cnty Fla Rev Series 2023, 5.5% 10/1/2053	2,975,000	3,167,477
Miami-Dade Cnty FL Edl Fac Rev Series 2024 B, 5.25% 4/1/2044	2,500,000	2,584,968
Miami-Dade Cnty FL Sch Dist Series 2022A, 5% 3/15/2035	1,300,000	1,413,115
Middleton Community Development District A 4.75% 5/1/2055	100,000	91,318
Midtown Miami Cmnty Dev Dst FL Series 2014A, 5% 5/1/2037	45,000	44,998
Mirada FL Cmnty Dev Dist Cap Impt Rev 6% 5/1/2055	735,000	712,758
North Ar-1 Pasco Cmnty Dev Dist Fla Cap Impt Rev 4% 5/1/2051	1,385,000	1,084,741
Orange Cnty FL Health Facs Auth Rev Series 2024, 5% 8/1/2054	865,000	811,631
Palm Beach Cnty FL Edl Facs Auth Series 2024, 5% 10/1/2043	1,375,000	1,325,094
Seminole Palms Cmnty Dev Dist FL Spl Assmt 4.45% 5/1/2031 (h)	265,000	263,043
Seminole Palms Cmnty Dev Dist FL Spl Assmt 5.5% 5/1/2055 (h)	200,000	185,546
Shadowlawn Cmnty Dev Dist FL Spl Assmt Rev 5.85% 5/1/2054	650,000	621,022
Southern Grove Cmnty Dev Dist No 5 Fla Spl Assmt Series 2021, 4% 5/1/2048	750,000	611,148
St Lucie Cnty Fla Hsg Fin Auth Multifamily Hsg Rev Series 2024, 4.45% 1/1/2041	3,000,000	2,910,191
Two Rivs West Cmnty Dev Dist Fla Spl Assmt 5.625% 5/1/2044	500,000	493,574
V-Dana Cmnty Dev Dist Fla Splassmt 5.375% 5/1/2045	750,000	720,172
V-Dana Cmnty Dev Dist Fla Splassmt 5.55% 5/1/2055	1,250,000	1,184,826
Venice Fla Retirement Cmnty Rev Series 2024 B 2, 4.5% 1/1/2030 (h)	800,000	797,466
Venice Fla Retirement Cmnty Rev Series 2024A, 5.5% 1/1/2055 (h)	1,000,000	939,283
Venice Fla Retirement Cmnty Rev Series 2024A, 5.625% 1/1/2060 (h)	365,000	344,493
Viera Stewardship Dist FL Spl Assmt Rev 5.5% 5/1/2054	1,560,000	1,498,386
Village Cmnty Dev Dist No 14 Fla Spl Assmt Rev 5.375% 5/1/2042	2,225,000	2,256,455
Village Cmnty Dev Dist No 14 Fla Spl Assmt Rev 5.5% 5/1/2053	1,025,000	1,031,926
West Vlgs Impt Dist Fla Rev 5.625% 5/1/2054	570,000	539,864
Westside Haines City Cmnty Dev Dist FL Spl Assmt 5.75% 5/1/2044	400,000	394,683
Westview North Cmnty Dev Dist FL Spl Assmt Series 2022, 6% 6/15/2052	500,000	511,183
Westview South Cmnty Dev Dist FL Spl Assmt 5.6% 5/1/2053	850,000	832,262
		50,684,431
Resource Recovery - 0.0%
Florida Dev Fin Corp Solid Waste Disp Rev Series 2024A, 4.375% tender 10/1/2054 (c)(h)(i)	2,775,000	2,762,037
Special Tax - 0.3%
Boggy Creek Improvement District Series 2013, 5.125% 5/1/2043	1,140,000	1,099,308
Capital Region Cmnty Dev Dist FL Rev Series 2018 A 1, 5.125% 5/1/2039	130,000	130,267
Celebration Pointe Community Development District Series 2014, 5.125% 5/1/2045 (g)	130,000	104,000
Celebration Pointe Community Development District Series 2017, 5% 5/1/2032 (g)	135,000	108,000
Celebration Pointe Community Development District Series 2021, 3% 5/1/2031 (g)	55,000	44,000
Celebration Pointe Community Development District Series 2021, 3.375% 5/1/2041	200,000	160,000
Celebration Pointe Community Development District Series 2021, 4% 5/1/2053	810,000	648,000
Cityplace Cmnty Dev Dist Fla Spl Assmt Rev Series 2012, 5% 5/1/2026	160,000	161,825
County of Pasco FL Series 2023 A, 5% 9/1/2048 (Assured Guaranty Ltd Insured)	1,210,000	1,213,004
Crossings Flmg Cmty Dv Dis FL Series A 1, 4.5% 5/1/2030	40,000	39,577
Del Webb Bexley Cmnty Dev Dist FL Series 2018, 5.3% 5/1/2039	145,000	146,316
Del Webb Bexley Cmnty Dev Dist FL Series 2018, 5.4% 5/1/2049	180,000	178,215
Florida Ins Assistance Interlocal Agy Fla Ins Assmt Rev Series 2023A 1, 5% 9/1/2027	10,000,000	10,221,267
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2015, 4.875% 5/1/2035	25,000	25,007
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2015, 4.875% 5/1/2045	35,000	32,930
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2016, 5% 5/1/2036	250,000	251,276
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2016, 5.125% 5/1/2046	400,000	384,998
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2017, 5.25% 5/1/2037	500,000	505,369
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2017, 5.375% 5/1/2047	1,185,000	1,189,858
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2018, 5.3% 5/1/2039	140,000	142,182
Lakewood Ranch Stewardship Dist FL Spl Assmt Rev Series 2018, 5.45% 5/1/2048	240,000	240,906
Manatee Cnty FL Sch Dist Sales Tax Rev Series 2017, 5% 10/1/2028 (Assured Guaranty Municipal Corp Insured)	160,000	164,442
Miami-Dade Cnty FL Tran Sys Sales Surtax Rev Series 2017, 4% 7/1/2032	750,000	752,906
Miami-Dade Cnty FL Tran Sys Sales Surtax Rev Series 2019, 3% 7/1/2037	1,000,000	881,193
Midtown Miami Cmnty Dev Dst FL Series 2014B, 5% 5/1/2029	45,000	45,019
Midtown Miami Cmnty Dev Dst FL Series 2014B, 5% 5/1/2037	25,000	24,999
Reunion East Cmnty Dev Dist FL Spl Assmt Series 2002A 2, 7.375% 5/1/2033 (f)(g)	205,000	2
Sawyers Landing Cmnty Dev Dist FL Spl Assmt Rev Series 2021, 4.125% 5/1/2041	430,000	375,556
Sawyers Landing Cmnty Dev Dist FL Spl Assmt Rev Series 2021, 4.25% 5/1/2053	570,000	462,619
Sterling Hill Cmnty Dev Dist FL Cap Impt Rev Series 2003 B, 5.5% (f)(g)	9,503	4,181
Tampa FL Tax Alloc 0% 9/1/2034 (j)	305,000	205,304
Tampa FL Tax Alloc 0% 9/1/2035 (j)	165,000	105,500
Tampa FL Tax Alloc 0% 9/1/2036 (j)	255,000	153,509
Tampa FL Tax Alloc 0% 9/1/2037 (j)	685,000	387,375
Tampa FL Tax Alloc 0% 9/1/2038 (j)	230,000	122,097
Tampa FL Tax Alloc 0% 9/1/2039 (j)	220,000	109,792
Tampa FL Tax Alloc 0% 9/1/2040 (j)	290,000	136,249
Tampa FL Tax Alloc 0% 9/1/2041 (j)	165,000	72,552
Tampa FL Tax Alloc 0% 9/1/2042 (j)	165,000	67,814
Tampa FL Tax Alloc 0% 9/1/2045 (j)	120,000	40,680
Tampa FL Tax Alloc 0% 9/1/2049 (j)	1,835,000	491,754
Tampa Sports Auth Rev Series 1995, 6.1% 10/1/2026	70,000	71,713
Viera Stewardship Dist FL Spl Assmt Rev Series 2021, 3.125% 5/1/2041	100,000	76,598
Viera Stewardship Dist FL Spl Assmt Rev Series 2021, 4% 5/1/2053	290,000	219,189
Village Cmnty Dev Dist No 15 Fla Spl Assmt Rev 4.2% 5/1/2039 (h)	500,000	467,052
Village Cmnty Dev Dist No 15 Fla Spl Assmt Rev Series 2023, 4.85% 5/1/2038 (h)	100,000	100,537
Village Cmnty Dev Dist No 15 Fla Spl Assmt Rev Series 2023, 5% 5/1/2043 (h)	1,110,000	1,090,760
Village Cmnty Dev Dist No 15 Fla Spl Assmt Rev Series 2023, 5.25% 5/1/2054 (h)	2,490,000	2,427,568
Village Cmnty Dev Dist No 8 Fla Spl Assmt Rev Series 2020, 3.5% 5/1/2040 (Assured Guaranty Ltd Insured)	955,000	869,778
West Palm Bch FL Cmty Redev Agy Tax Increment Rev 5% 3/1/2034	1,650,000	1,737,395
West Palm Bch FL Cmty Redev Agy Tax Increment Rev 5% 3/1/2035	1,600,000	1,680,753
		30,371,191
Transportation - 1.4%
Broward Cnty FL Arpt Sys Rev 5% 10/1/2028 (i)	365,000	366,266
Broward Cnty FL Arpt Sys Rev 5% 10/1/2030 (i)	425,000	426,095
Broward Cnty FL Arpt Sys Rev 5% 10/1/2031 (i)	365,000	365,870
Broward Cnty FL Arpt Sys Rev 5% 10/1/2032 (i)	340,000	340,717
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2025 (i)	30,000	30,167
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2026 (i)	120,000	122,555
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2027 (i)	120,000	124,100
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2029 (i)	325,000	333,412
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2030 (i)	90,000	92,130
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2032 (i)	425,000	431,820
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2033 (i)	160,000	162,234
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2034 (i)	155,000	156,833
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2035 (i)	185,000	186,754
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2036 (i)	245,000	246,721
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2037 (i)	270,000	271,137
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2042 (i)	2,650,000	2,618,388
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2047 (i)	805,000	789,323
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2028 (i)	360,000	376,424
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2038 (i)	640,000	646,696
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2039 (i)	960,000	965,901
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2044 (i)	745,000	732,119
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2049 (i)	1,695,000	1,660,754
Broward Cnty FL Arpt Sys Rev Series A, 5% 10/1/2040 (i)	3,175,000	3,135,239
Broward Cnty FL Arpt Sys Rev Series A, 5% 10/1/2045 (i)	5,300,000	5,209,300
Broward Cnty FL Arpt Sys Rev Series Q 1, 5% 10/1/2025	635,000	635,562
Broward Cnty FL Port Everglades Series 2019 B, 5% 9/1/2032 (i)	2,500,000	2,611,167
Broward Cnty FL Port Everglades Series 2019 B, 5% 9/1/2033 (i)	2,075,000	2,151,298
Broward Cnty FL Port Everglades Series 2022, 5.25% 9/1/2047 (i)	2,000,000	2,020,810
Capital Tr Agy FL Rev Series A, 5.35% 7/1/2029	1,075,000	1,076,090
Florida Dev Fin Corp Rev (Brightline FL Proj.) Series 2024, 5.25% 7/1/2053 (Assured Guaranty Municipal Corp Insured) (i)	18,505,000	18,183,014
Florida Dev Fin Corp Rev (Brightline FL Proj.) Series 2024, 5.5% 7/1/2053 (i)	2,500,000	2,347,110
Florida Dev Fin Corp Rev Series 2024, 12% tender 7/15/2032 (c)(h)(i)	4,250,000	4,411,885
Florida St Dept Transn Tpk Rev Series 2019 B, 3% 7/1/2049	500,000	363,856
Florida St Dept Transn Tpk Rev Series 2021C, 3% 7/1/2051	850,000	598,424
Florida St Dept Transn Tpk Rev Series 2024 C, 4% 7/1/2054	4,920,000	4,233,980
Florida St Dept Transn Tpk Rev Series 2024D, 4% 7/1/2050	3,105,000	2,726,050
Florida St Mid Bay Bridge Auth Series A, 5% 10/1/2028	120,000	120,322
Florida St Mid Bay Bridge Auth Series A, 5% 10/1/2029	815,000	816,883
Florida St Mid Bay Bridge Auth Series A, 5% 10/1/2035	1,205,000	1,204,984
Florida St Mid Bay Bridge Auth Series A, 5% 10/1/2040	480,000	464,187
Greater Orlando Aviation Auth 5% 10/1/2031 (i)	1,050,000	1,075,831
Greater Orlando Aviation Auth 5% 10/1/2032 (i)	295,000	300,718
Greater Orlando Aviation Auth 5% 10/1/2034 (i)	730,000	740,408
Greater Orlando Aviation Auth 5% 10/1/2037 (i)	760,000	765,033
Greater Orlando Aviation Auth Series 2016, 5% 10/1/2026 (i)	210,000	214,583
Greater Orlando Aviation Auth Series 2016, 5% 10/1/2027 (i)	120,000	124,209
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2025 (i)	40,000	40,195
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2027 (i)	55,000	56,929
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2042 (i)	1,145,000	1,131,341
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2047 (i)	900,000	885,994
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2052 (i)	440,000	429,119
Greater Orlando Aviation Auth Series 2019 A, 4% 10/1/2035 (i)	500,000	491,513
Greater Orlando Aviation Auth Series 2019 A, 5% 10/1/2034 (i)	2,500,000	2,589,576
Greater Orlando Aviation Auth Series 2019 A, 5% 10/1/2049 (i)	1,025,000	1,001,510
Greater Orlando Aviation Auth Series 2019 A, 5% 10/1/2054 (i)	5,920,000	5,765,915
Greater Orlando Aviation Auth Series 2024, 5.25% 10/1/2044 (i)	2,045,000	2,105,415
Greater Orlando Aviation Auth Series 2024, 5.25% 10/1/2048 (i)	6,760,000	6,873,254
Greater Orlando Aviation Auth Series 2024, 5.25% 10/1/2049 (i)	505,000	512,554
Hillsborough Cnty FL Aviation (Tampa International Airport Proj.) Series 2018 F, 5% 10/1/2037	95,000	97,323
Hillsborough Cnty FL Aviation (Tampa International Airport Proj.) Series 2018 F, 5% 10/1/2043	130,000	131,042
Hillsborough Cnty FL Aviation (Tampa International Airport Proj.) Series 2024 B, 5.5% 10/1/2049 (i)	1,750,000	1,817,652
Hillsborough Cnty FL Aviation (Tampa International Airport Proj.) Series 2024 B, 5.5% 10/1/2054 (i)	4,250,000	4,380,078
Hillsborough Cnty FL Aviation Series 2018E, 5% 10/1/2043 (i)	1,275,000	1,263,596
Hillsborough Cnty FL Port Dist Series 2018 B, 5% 6/1/2030 (i)	240,000	249,669
Hillsborough Cnty FL Port Dist Series 2018 B, 5% 6/1/2031 (i)	255,000	264,328
Hillsborough Cnty FL Port Dist Series 2018 B, 5% 6/1/2046 (i)	1,475,000	1,435,248
Lee Cnty FL Airport 5% 10/1/2025 (i)	2,525,000	2,535,805
Lee Cnty FL Airport 5% 10/1/2046 (i)	1,010,000	998,082
Lee Cnty FL Airport Series 2024, 5.25% 10/1/2049 (i)	865,000	874,730
Lee Cnty FL Airport Series 2024, 5.25% 10/1/2054 (i)	3,425,000	3,429,011
Lee Cnty FL Airport Series 2024, 5.25% 10/1/2054 (Assured Guaranty Ltd Insured) (i)	3,855,000	3,896,388
Lee Cnty FL Airport Series 2024, 5.25% 10/1/2054 (Assured Guaranty Ltd Insured) (i)	980,000	990,521
Miami-Dade Cnty Fla Aviat Rev 4% 10/1/2035	90,000	89,742
Miami-Dade Cnty Fla Aviat Rev 4% 10/1/2037	130,000	127,343
Miami-Dade Cnty Fla Aviat Rev 4% 10/1/2039	1,590,000	1,522,973
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2029 (i)	195,000	195,251
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2029	175,000	177,995
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2031	210,000	213,274
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2031 (i)	160,000	160,176
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2031	120,000	129,994
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2040 (i)	725,000	722,783
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2041	3,440,000	3,449,725
Miami-Dade Cnty Fla Aviat Rev 5.25% 10/1/2050 (i)	1,460,000	1,480,249
Miami-Dade Cnty Fla Aviat Rev 5.5% 10/1/2055 (i)	1,600,000	1,632,135
Miami-Dade Cnty Fla Aviat Rev Series 2019A, 5% 10/1/2049 (i)	4,835,000	4,724,194
Miami-Dade Cnty Fla Aviat Rev Series 2024 A, 5% 10/1/2031 (i)	1,250,000	1,335,572
Miami-Dade Cnty Fla Aviat Rev Series 2024 A, 5% 10/1/2033 (i)	3,500,000	3,743,004
Miami-Dade Cnty Fla Aviat Rev Series 2024 A, 5% 10/1/2034 (i)	3,125,000	3,339,221
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev 5% 7/1/2028	120,000	120,138
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev 5% 7/1/2030	140,000	140,139
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev 5% 7/1/2040	185,000	184,990
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2014A, 5% 7/1/2027	55,000	55,066
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2014A, 5% 7/1/2028	125,000	125,144
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2014A, 5% 7/1/2029	55,000	55,058
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2016 A, 5% 7/1/2032	525,000	531,589
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2016 A, 5% 7/1/2033	445,000	450,161
Miami-Dade Cnty Fla Seaport Rev 5% 10/1/2047 (i)	3,000,000	2,902,867
Miami-Dade Cnty Fla Seaport Rev 5.25% 10/1/2052 (i)	11,920,000	11,823,740
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) 5% 7/1/2039	130,000	131,458
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2017, 5% 7/1/2042	1,545,000	1,561,513
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 4% 7/1/2034 (Assured Guaranty Municipal Corp Insured)	235,000	240,293
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 4% 7/1/2035 (Assured Guaranty Municipal Corp Insured)	230,000	233,971
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 4% 7/1/2037 (Assured Guaranty Municipal Corp Insured)	255,000	255,709
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 4% 7/1/2038 (Assured Guaranty Municipal Corp Insured)	235,000	231,335
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 4% 7/1/2039 (Assured Guaranty Municipal Corp Insured)	195,000	189,798
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 5% 7/1/2032 (Assured Guaranty Municipal Corp Insured)	190,000	208,570
Orlando-Orange County Expressway Authority (Central Florida Expressway Authority Proj.) Series 2021, 5% 7/1/2033 (Assured Guaranty Municipal Corp Insured)	170,000	184,805
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 1, 5% 10/1/2044	810,000	810,563
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2035 (j)	115,000	74,465
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2036 (j)	140,000	85,943
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2037 (j)	50,000	28,983
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2038 (j)	160,000	87,305
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2039 (j)	195,000	100,109
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2040 (j)	210,000	101,241
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2041 (j)	230,000	103,968
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2042 (j)	185,000	78,575
Palm Beach Cnty FL Arpt Sys 5% 10/1/2027 (i)	120,000	121,892
Palm Beach Cnty FL Arpt Sys 5% 10/1/2029 (i)	125,000	126,814
Palm Beach Cnty FL Arpt Sys 5% 10/1/2030 (i)	225,000	228,095
Palm Beach Cnty FL Arpt Sys 5% 10/1/2031 (i)	160,000	161,872
Palm Beach Cnty FL Arpt Sys 5% 10/1/2032 (i)	245,000	247,286
Palm Beach Cnty FL Arpt Sys 5% 10/1/2033 (i)	525,000	529,263
Palm Beach Cnty FL Arpt Sys 5% 10/1/2034 (i)	545,000	548,746
Palm Beach Cnty FL Arpt Sys 5% 10/1/2035 (i)	575,000	578,167
		157,907,409
Water & Sewer - 0.2%
Cape Coral FL Wtr & Swr Rev 4% 10/1/2042	2,835,000	2,608,446
Cape Coral FL Wtr & Swr Rev Series 2017, 5% 10/1/2039	1,205,000	1,223,944
Cape Coral FL Wtr & Swr Rev Series 2023, 5.25% 10/1/2048	1,000,000	1,033,180
Charlotte Cnty Fla Indl Dev Auth Util Sys Rev Series 2021 A, 4% 10/1/2051 (h)(i)	500,000	391,024
Fort Myers Fla Util Rev Series 2019 A, 4% 10/1/2049	700,000	610,700
Hillsborough Cnty FL Util Ref Series 2016, 3% 8/1/2040	1,000,000	803,650
JEA FL Wtr & Swr Sys Rev 5.25% 10/1/2055	4,175,000	4,325,213
JEA FL Wtr & Swr Sys Rev Series 2024A, 5.5% 10/1/2054	1,370,000	1,442,948
Miami-Dade Cnty FL Wtr & Swr Rev 4% 10/1/2049	2,610,000	2,258,350
Miami-Dade Cnty FL Wtr & Swr Rev Series 2019 B, 4% 10/1/2049	255,000	217,770
Miami-Dade Cnty FL Wtr & Swr Rev Series 2021, 4% 10/1/2048	810,000	712,175
Miami-Dade Cnty FL Wtr & Swr Rev Series 2021, 5% 10/1/2032	495,000	541,419
Sarasota Cnty FL Util Sys Rev Series 2022, 5.25% 10/1/2052	1,750,000	1,810,610
Tampa Fla Wtr & Wastewtr Sys Series 2015A, 4% 10/1/2028	460,000	460,660
Tampa Fla Wtr & Wastewtr Sys Series 2022A, 5.25% 10/1/2057	1,000,000	1,038,985
Tampa Fla Wtr & Wastewtr Sys Series 2024A, 5.25% 10/1/2054	500,000	521,901
Wildwood Utility Dependent District Series 2023, 5.5% 10/1/2053 (Assured Guaranty Ltd Insured)	2,250,000	2,359,580
		22,360,555
TOTAL FLORIDA		426,336,495
Georgia - 2.7%
Education - 0.1%
Cobb Cnty GA Dev Auth Student Hsg Rev Series C, 5% 7/15/2030	130,000	130,048
Cobb Cnty GA Dev Auth Student Hsg Rev Series C, 5% 7/15/2033	230,000	230,021
DE Kalb Cnty GA Dev Auth Rev Series 2024 A, 5% 6/1/2045	245,000	233,602
Fulton Cnty GA Dev Auth Rev (University System of GA Proj.) 4% 6/15/2049	340,000	301,282
Gainesville & Hall Cnty GA Dev Auth Rev Series 2025, 5.75% 6/1/2055	1,355,000	1,324,612
Georgia St Higher Ed Facs Auth Rev Series 2019, 5% 6/15/2034	265,000	278,133
Georgia St Higher Ed Facs Auth Rev Series 2019, 5% 6/15/2035	240,000	251,024
Macon Bibb Cnty GA Uda Series 2017 A, 5% 6/15/2027 (h)	25,000	25,161
Macon Bibb Cnty GA Uda Series 2017 A, 5.75% 6/15/2037 (h)	220,000	223,572
Macon Bibb Cnty GA Uda Series 2017 A, 5.875% 6/15/2047 (h)	350,000	352,568
Macon Bibb Cnty GA Uda Series 2017 A, 6% 6/15/2052 (h)	215,000	216,465
Marietta GA Dev Auth Rev (Life University Proj.) 5% 11/1/2047 (h)	1,550,000	1,363,513
Marietta GA Dev Auth Rev (Life University Proj.) Series 2017 A, 5% 11/1/2027 (h)	385,000	385,796
Marietta GA Dev Auth Rev (Life University Proj.) Series 2017 A, 5% 11/1/2037 (h)	395,000	375,430
Private Colgs & Unvs Ath GA Rv (Emory University GA Proj.) Series 2020 B, 5% 9/1/2025	875,000	878,627
Private Colgs & Unvs Ath GA Rv (Emory University GA Proj.) Series B, 5% 10/1/2038	865,000	872,167
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 4% 4/1/2037	705,000	693,184
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 5% 4/1/2027	25,000	25,826
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 5% 4/1/2030	390,000	417,230
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 5% 4/1/2031	40,000	43,205
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 5% 4/1/2036	490,000	518,435
		9,139,901
Electric Utilities - 0.4%
Bainbridge GA Comb Utils Rev Series 2021, 4% 12/1/2051	1,315,000	1,131,977
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) 3.1% 7/1/2049 VRDN (c)	400,000	400,000
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series 2008 SECOND, 3.375% tender 11/1/2048 (c)	1,000,000	994,788
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series 2013 FIRST, 3.375% tender 11/1/2053 (c)	1,060,000	1,053,034
Burke Cnty GA Dev Auth Pcr (Georgia Transmission Corp Proj.) Series 2012, 2.75% 1/1/2052 (c)	1,890,000	1,136,308
Burke Cnty GA Dev Auth Pcr (Oglethorpe Power Corp Proj.) Series 2017 D, 4.125% 11/1/2045	600,000	525,619
Burke Cnty GA Dev Auth Pcr (Oglethorpe Pwr Corp Proj.) Series 2017 E, 3.6% tender 11/1/2045 (c)	3,275,000	3,267,271
Georgia Mun Elec Auth Pwr Rev (Vogtle J Proj.) Series 2019 A, 5% 1/1/2056	410,000	402,831
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2035 (Assured Guaranty Municipal Corp Insured)	775,000	776,136
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2037 (Assured Guaranty Municipal Corp Insured)	465,000	458,425
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2039 (Assured Guaranty Municipal Corp Insured)	705,000	677,554
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2039 (Assured Guaranty Municipal Corp Insured)	430,000	413,260
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2040 (Assured Guaranty Municipal Corp Insured)	500,000	475,615
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2041 (Assured Guaranty Municipal Corp Insured)	360,000	338,760
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2046 (Assured Guaranty Ltd Insured)	255,000	230,674
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2046 (Assured Guaranty Municipal Corp Insured)	160,000	144,737
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2049	1,460,000	1,263,588
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2051	240,000	204,458
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2051	240,000	203,845
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2026	80,000	80,805
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2030	1,950,000	1,984,586
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2030	50,000	52,876
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2031 (Assured Guaranty Municipal Corp Insured)	365,000	392,499
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2032	50,000	52,668
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2033 (Assured Guaranty Municipal Corp Insured)	705,000	751,825
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2033 (Assured Guaranty Municipal Corp Insured)	415,000	442,564
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2034	105,000	109,951
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2034 (Assured Guaranty Municipal Corp Insured)	625,000	663,416
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2034 (Assured Guaranty Municipal Corp Insured)	440,000	467,045
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2035	50,000	52,186
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2036	65,000	67,605
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2037	60,000	62,174
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2038	65,000	67,054
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2039	80,000	81,936
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2044	265,000	266,278
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2056	400,000	391,190
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2062 (Assured Guaranty Ltd Insured)	575,000	579,576
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2048 (Assured Guaranty Ltd Insured)	1,700,000	1,732,022
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2053 (Assured Guaranty Ltd Insured)	2,300,000	2,331,717
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2055 (Assured Guaranty Ltd Insured)	625,000	633,498
Georgia Mun Elec Auth Pwr Rev 5% 7/1/2064 (Assured Guaranty Ltd Insured)	1,125,000	1,135,311
Georgia Mun Elec Auth Pwr Rev 5.25% 7/1/2064	1,800,000	1,839,027
Georgia Mun Elec Auth Pwr Rev 5.5% 7/1/2064	1,990,000	2,023,998
Georgia Mun Elec Auth Pwr Rev Series 2018 A, 5% 1/1/2026	205,000	207,169
Georgia Mun Elec Auth Pwr Rev Series 2018 A, 5% 1/1/2027	375,000	386,443
Georgia Mun Elec Auth Pwr Rev Series 2018 A, 5% 1/1/2028	105,000	110,054
Georgia Mun Elec Auth Pwr Rev Series 2019 A, 4% 1/1/2049 (Build America Mutual Assurance Co Insured)	550,000	487,188
Georgia Mun Elec Auth Pwr Rev Series 2019 A, 5% 1/1/2039	2,500,000	2,541,737
Georgia Mun Elec Auth Pwr Rev Series 2019 A, 5% 1/1/2049	480,000	473,100
Georgia Mun Elec Auth Pwr Rev Series 2019 B, 4% 1/1/2049	1,950,000	1,727,303
Georgia Mun Elec Auth Pwr Rev Series 2019 B, 4% 1/1/2049	1,395,000	1,200,382
Georgia Mun Elec Auth Pwr Rev Series 2020 A, 5% 1/1/2045	470,000	476,725
Georgia Mun Elec Auth Pwr Rev Series 2020 A, 5% 1/1/2050	540,000	544,951
Georgia Mun Elec Auth Pwr Rev Series 2022A, 5% 7/1/2052	2,250,000	2,243,722
Georgia Mun Elec Auth Pwr Rev Series 2024A, 5.25% 1/1/2054 (Build America Mutual Assurance Co Insured)	1,650,000	1,708,443
Georgia Mun Elec Auth Pwr Rev Series HH, 5% 1/1/2026	1,070,000	1,081,320
Georgia Mun Elec Auth Pwr Rev Series HH, 5% 1/1/2027	605,000	623,462
Georgia Mun Elec Auth Pwr Rev Series HH, 5% 1/1/2028	630,000	660,322
Georgia Mun Elec Auth Pwr Rev Series HH, 5% 1/1/2044	500,000	502,978
Main Street Natural Gas Inc Series 2019 A, 5% 5/15/2031 (Macquarie Group Ltd Guaranteed)	2,410,000	2,487,017
Main Street Natural Gas Inc Series 2019 A, 5% 5/15/2034 (Macquarie Group Ltd Guaranteed)	730,000	746,289
Main Street Natural Gas Inc Series 2019 A, 5% 5/15/2037 (Macquarie Group Ltd Guaranteed)	375,000	387,693
Main Street Natural Gas Inc Series 2019 A, 5% 5/15/2043 (Macquarie Group Ltd Guaranteed)	865,000	866,669
Main Street Natural Gas Inc Series 2019 A, 5% 5/15/2049 (Macquarie Group Ltd Guaranteed)	1,250,000	1,231,769
Monroe Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series 1ST 1995, 2.25% 7/1/2025	70,000	69,880
		51,125,303
Escrowed/Pre-Refunded - 0.0%
Cobb Cnty GA Dev Auth Student Hsg Rev Series C, 5% 7/15/2030 (Pre-refunded to 7/15/2025 at 100)	5,000	5,011
General Obligations - 1.3%
Atlanta GA Gen. Oblig. 5% 12/1/2042	3,025,000	3,180,287
Georgia St Rd & Twy Auth Rev Series 2021 A, 3% 7/15/2050 (Georgia St Guaranteed)	2,500,000	1,785,039
Main Str Nat Gas Inc GA Gas Proj Rev 5.5% 9/15/2026	2,590,000	2,644,676
Main Str Nat Gas Inc GA Gas Proj Rev 5.5% 9/15/2027	750,000	779,145
Main Str Nat Gas Inc GA Gas Proj Rev 5.5% 9/15/2028	370,000	389,566
Main Street Natural Gas Inc 4% tender 5/1/2052 (Citigroup Inc Guaranteed) (c)	10,270,000	10,280,133
Main Street Natural Gas Inc 4% tender 7/1/2052 (Royal Bank of Canada Guaranteed) (c)	36,705,000	36,687,966
Main Street Natural Gas Inc 5% tender 12/1/2054 (Royal Bank of Canada Guaranteed) (c)	600,000	631,767
Main Street Natural Gas Inc 5% tender 6/1/2053 (Citigroup Inc Guaranteed) (c)	7,700,000	7,984,271
Main Street Natural Gas Inc 5% tender 6/1/2055 (Toronto Dominion Bank Guaranteed) (c)	6,455,000	6,787,571
Main Street Natural Gas Inc Series 2019 A, 4% 5/15/2039 (Macquarie Group Ltd Guaranteed)	250,000	228,387
Main Street Natural Gas Inc Series 2019 A, 5% 5/15/2032 (Macquarie Group Ltd Guaranteed)	740,000	761,558
Main Street Natural Gas Inc Series 2019 C, 4% tender 3/1/2050 (Citigroup Inc Guaranteed) (c)	955,000	957,021
Main Street Natural Gas Inc Series 2022A, 4% tender 9/1/2052 (Citigroup Inc Guaranteed) (c)	13,870,000	13,752,070
Main Street Natural Gas Inc Series 2022B, 5% tender 12/1/2052 (Citigroup Inc Guaranteed) (c)	3,825,000	3,947,961
Main Street Natural Gas Inc Series 2023 E SUB E2, 4.588% tender 12/1/2053 (Liquidity Facility Royal Bank of Canada) (c)	1,500,000	1,509,968
Main Street Natural Gas Inc Series 2023B, 5% tender 7/1/2053 (Royal Bank of Canada Guaranteed) (c)	1,000,000	1,040,542
Main Street Natural Gas Inc Series 2023C, 5% tender 9/1/2053 (Royal Bank of Canada Guaranteed) (c)	15,305,000	15,989,377
Main Street Natural Gas Inc Series 2023D, 5% tender 5/1/2054 (Citigroup Inc Guaranteed) (c)	13,250,000	13,761,306
Main Street Natural Gas Inc Series 2024 A 1, 5% tender 5/1/2054 (Royal Bank of Canada Guaranteed) (c)	1,235,000	1,296,821
Main Street Natural Gas Inc Series 2024D, 5% tender 4/1/2054 (Toronto Dominion Bank Guaranteed) (c)	4,180,000	4,372,464
Main Street Natural Gas Inc Series 2024E, 5% tender 5/1/2055 (Citigroup Inc Guaranteed) (c)	16,530,000	17,217,324
		145,985,220
Health Care - 0.5%
Atlanta GA Dev Auth Sr Healthcare Facs Rev Series 2017 A 1, 6.5% 1/1/2029 (f)(g)	505,000	227,250
Atlanta GA Dev Auth Sr Healthcare Facs Rev Series 2017 A 1, 6.75% 1/1/2035 (f)(g)	3,105,000	1,397,250
Atlanta GA Dev Auth Sr Healthcare Facs Rev Series 2017 A 1, 7% 1/1/2040 (f)(g)	2,910,000	1,309,500
Augusta Development Authority Series 2023 A, 5.125% 4/1/2053	2,345,000	2,346,698
Augusta Development Authority Series 2023 A, 5.125% 4/1/2053 (Assured Guaranty Ltd Insured)	2,500,000	2,525,915
Brookhaven Development Authority (Childrens Healthcare of Atlanta Proj.) Series 2019 A, 4% 7/1/2044	5,610,000	4,978,067
Brookhaven Development Authority (Childrens Healthcare of Atlanta Proj.) Series 2019 A, 4% 7/1/2049	4,285,000	3,662,510
Cobb Cnty GA Kennestone Hosp (Wellstar Health System Inc Proj.) Series 2020 A, 5% 4/1/2050	1,360,000	1,335,560
Cobb Cnty GA Kennestone Hosp Series 2022A, 4% 4/1/2052	2,000,000	1,690,800
Columbia County Hospital Authority/GA Series 2023 A, 5.75% 4/1/2053	1,530,000	1,607,271
Columbus GA Med Ctr Hosp Auth (Piedmont Hosp Og Proj.) 5% tender 7/1/2054 (c)	1,200,000	1,264,122
Coweta Cnty GA Dev Auth Rev (Piedmont Hosp Og Proj.) Series 2019A, 5% 7/1/2044	4,210,000	4,267,720
Dalton Whitfield County Joint Development Authority (Hamilton Health Care Sys Inc Proj.) Series 2017, 4% 8/15/2048	600,000	525,076
DeKalb GA Priv Hsp Auth Rev (Childrens Healthcare of Atlanta Proj.) Series 2019 B, 5% 7/1/2035	75,000	79,070
Fulton Cnty GA Dev Auth Hosp Rev (Wellstar Health System Inc Proj.) Series 2020 A, 4% 4/1/2050	1,510,000	1,281,594
Fulton Cnty GA Dev Auth Hosp Rev 5% 4/1/2042	1,455,000	1,457,610
Fulton Cnty GA Dev Auth Hosp Rev 5% 4/1/2047	5,500,000	5,411,423
Fulton Cnty GA Dev Auth Rev (Childrens Healthcare of Atlanta Proj.) Series 2019 C, 5% 7/1/2038	70,000	72,697
Fulton Cnty GA Dev Auth Rev (Piedmont Hosp Og Proj.) Series 2019 A, 4% 7/1/2049	1,000,000	863,496
Fulton Cnty GA Res Care Fac Series 2019 A, 5% 4/1/2047 (h)	335,000	312,650
Fulton Cnty GA Res Care Fac Series 2021A, 4% 4/1/2041 (h)	420,000	362,775
Fulton Cnty GA Res Care Fac Series 2021A, 4% 4/1/2051 (h)	1,845,000	1,403,262
Fulton County Residential Care Facilities for the Elderly Authority Series 2016, 5% 7/1/2036	550,000	550,624
Fulton County Residential Care Facilities for the Elderly Authority Series 2016, 5% 7/1/2042	1,395,000	1,327,442
Gainesville & Hall Cnty GA Dev Series 2016, 5% 11/15/2033	590,000	596,763
Gainesville & Hall Cnty GA Hsp Ath Rev (Northeast Georgia Healthcare Proj.) Series 2020 A, 3% 2/15/2047	5,845,000	4,189,749
Gainesville & Hall Cnty GA Hsp Ath Rev (Northeast Georgia Healthcare Proj.) Series 2021 A, 2.5% 2/15/2051	1,500,000	890,892
Gainesville & Hall Cnty GA Hsp Ath Rev (Northeast Georgia Healthcare Proj.) Series 2021 A, 4% 2/15/2051	1,000,000	826,441
Gainesville & Hall Cnty GA Hsp Ath Rev (Northeast Georgia Healthcare Proj.) Series A, 5% 2/15/2042	850,000	844,429
Gainesville & Hall Cnty GA Hsp Ath Rev (Northeast Georgia Healthcare Proj.) Series A, 5% 2/15/2045	1,065,000	1,037,144
Gainesville & Hall Cnty GA Hsp Ath Rev Series B, 5.5% 2/15/2042	1,625,000	1,652,317
Glynn Brunswick Mem Hosp Auth GA Rev (Southeast GA Health System Proj.) 4% 8/1/2043	270,000	223,319
Glynn Brunswick Mem Hosp Auth GA Rev (Southeast GA Health System Proj.) 5% 8/1/2043	330,000	323,464
Glynn Brunswick Mem Hosp Auth GA Rev (Southeast GA Health System Proj.) Series 2020, 4% 8/1/2036	55,000	50,677
Glynn Brunswick Mem Hosp Auth GA Rev (Southeast GA Health System Proj.) Series 2020, 4% 8/1/2037	40,000	36,300
Glynn Brunswick Mem Hosp Auth GA Rev Series 2020, 4% 8/1/2035	45,000	42,018
Griffin-Spalding Cnty GA Hosp Rev (Wellstar Health System Inc Proj.) 4% 4/1/2042	770,000	684,724
Griffin-Spalding Cnty GA Hosp Rev Series 2017, 5% 4/1/2037	440,000	445,958
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2026	15,000	15,222
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2027	10,000	10,340
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2028	25,000	26,291
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2029	20,000	21,299
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2030	15,000	16,152
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2031	20,000	21,746
Paulding County Hospital Authority/GA (Wellstar Health System Inc Proj.) 5% 4/1/2032	15,000	16,420
Savannah GA Candler Hosp (St Joseph Candler Health Proj.) 4% 7/1/2035	275,000	271,423
Savannah GA Candler Hosp (St Joseph Candler Health Proj.) 4% 7/1/2036	1,090,000	1,068,159
Savannah GA Candler Hosp (St Joseph Candler Health Proj.) 4% 7/1/2043	1,285,000	1,164,432
		54,736,061
Housing - 0.0%
Bibb Cnty GA Develop Auth Rev Series 2019, 4% 6/1/2044	180,000	162,175
Georgia Hsg & Fin Auth Rev Series 2017 A, 4% 12/1/2047	95,000	94,965
Georgia Hsg & Fin Auth Rev Series 2017 B, 3.55% 12/1/2042	3,110,000	2,686,193
		2,943,333
Industrial Development - 0.1%
Geo L Smith II GA World Congress Ctr Auth Convention Ctr Hotel Rev (Georgia Wcca Hotel Proj.) 3.625% 1/1/2031 (h)	505,000	478,461
Geo L Smith II GA World Congress Ctr Auth Convention Ctr Hotel Rev (Georgia Wcca Hotel Proj.) 5% 1/1/2036 (h)	710,000	710,361
Geo L Smith II GA World Congress Ctr Auth Convention Ctr Hotel Rev (Georgia Wcca Hotel Proj.) 5% 1/1/2054 (h)	4,645,000	4,165,197
Geo L Smith II GA World Congress Ctr Auth Convention Ctr Hotel Rev (Georgia Wcca Hotel Proj.) Series 2021 A, 2.375% 1/1/2031	390,000	357,542
Geo L Smith II GA World Congress Ctr Auth Convention Ctr Hotel Rev (Georgia Wcca Hotel Proj.) Series 2021 A, 4% 1/1/2036	1,330,000	1,318,798
Geo L Smith II GA World Congress Ctr Auth Convention Ctr Hotel Rev (Georgia Wcca Hotel Proj.) Series 2021 A, 4% 1/1/2054	6,355,000	5,186,326
		12,216,685
Other - 0.0%
Atlanta GA Dev Auth Rev Series A 1, 5.25% 7/1/2040	670,000	670,456
Atlanta GA Dev Auth Rev Series A 1, 5.25% 7/1/2044	3,245,000	3,245,097
DE Kalb Cnty GA Hsg Auth Mfhr Series 2024, 4.125% 12/1/2034	965,000	932,183
Fulton Cnty GA Dev Auth Rev Series 2019A, 5% 3/15/2044	1,085,000	1,095,703
Fulton Cnty GA Dev Auth Series 2015A, 5% 3/15/2036	775,000	779,781
Georgia St Gen. Oblig. Series 2023 A, 4% 7/1/2042	2,250,000	2,186,776
		8,909,996
Special Tax - 0.1%
Atlanta GA Dev Auth Rev 0% 12/15/2048 (h)(k)	4,753,000	4,127,475
Atlanta GA Dev Auth Rev Series 2024A 1, 5% 4/1/2034 (h)	900,000	894,377
Atlanta GA Dev Auth Rev Series 2024A 2, 5.5% 4/1/2039 (h)	1,295,000	1,301,643
Atlanta GA Urban Redev Agy Rev 2.875% 7/1/2031 (h)	165,000	155,894
Atlanta GA Urban Redev Agy Rev 3.625% 7/1/2042 (h)	590,000	502,421
Atlanta GA Urban Redev Agy Rev 3.875% 7/1/2051 (h)	430,000	358,117
Atlanta GA Urban Redev Agy Rev Series 2021, 2.375% 7/1/2026 (h)	140,000	138,585
Cobb-Marietta GA Coliseum & Exhib Hall Rev 5.625% 10/1/2026 (National Public Finance Guarantee Corporation Insured)	75,000	76,313
Metro Atlanta Rapid Tran Sales 5% 7/1/2046	1,250,000	1,306,910
Metro Atlanta Rapid Tran Sales 5.25% 7/1/2050	3,180,000	3,355,840
		12,217,575
Transportation - 0.2%
Atlanta GA Arpt Passenger Fac Charge Rev Series 2019 D, 4% 7/1/2035 (i)	2,590,000	2,552,662
Atlanta GA Arpt Passenger Fac Charge Rev Series 2019 D, 4% 7/1/2037 (i)	850,000	821,813
Atlanta GA Arpt Passenger Fac Charge Rev Series 2019 D, 4% 7/1/2038 (i)	500,000	477,210
Atlanta GA Arpt Passenger Fac Charge Rev Series 2019 D, 4% 7/1/2039 (i)	1,065,000	1,008,465
Atlanta GA Arpt Passenger Fac Charge Rev Series 2023 E, 5% 7/1/2033 (i)	500,000	536,460
Atlanta GA Arpt Passenger Fac Charge Rev Series 2023 E, 5% 7/1/2040 (i)	1,435,000	1,463,785
Atlanta GA Arpt Passenger Fac Charge Rev Series 2023 E, 5.25% 7/1/2041 (i)	4,400,000	4,587,105
Atlanta GA Arpt Passenger Fac Charge Rev Series 2023 E, 5.25% 7/1/2044 (i)	1,750,000	1,793,723
Atlanta GA Arpt Rev 5% 7/1/2025 (i)	330,000	330,365
Atlanta GA Arpt Rev Series 2019 B, 5% 7/1/2044 (i)	2,090,000	2,074,273
Georgia Port Authority Series 2022, 5% 7/1/2047	4,725,000	4,838,483
Georgia St Rd & Twy Auth Rev (GA St Garvee Proj.) 5% 6/1/2031	1,415,000	1,544,782
Georgia St Rd & Twy Auth Rev (GA St Garvee Proj.) 5% 6/1/2032	2,120,000	2,303,365
Georgia St Rd & Twy Auth Rev Series 2021 A, 3% 7/15/2049	2,190,000	1,583,014
		25,915,505
Water & Sewer - 0.0%
Atlanta GA Wtr & Wastewtr Rev 5% 11/1/2029	750,000	752,371
Atlanta GA Wtr & Wastewtr Rev 5.5% 11/1/2027 (National Public Finance Guarantee Corporation Insured)	150,000	155,500
Coweta Cnty GA Wtr & Sew Auth Rev Series 2024, 4.25% 6/1/2057	450,000	409,391
		1,317,262
TOTAL GEORGIA		324,511,852
Guam - 0.1%
Electric Utilities - 0.0%
Guam Power Auth. 5% 10/1/2038	1,000,000	1,047,141
Guam Power Auth. 5% 10/1/2043	200,000	202,602
		1,249,743
General Obligations - 0.0%
Guam Govt Dept Ed Ctfs Partn Series 2020 A, 5% 2/1/2040	300,000	288,629
Special Tax - 0.0%
Guam Govt Business Privilege Tax Rev Series 2015D, 5% 11/15/2034	470,000	470,949
Guam Govt Business Privilege Tax Rev Series 2015D, 5% 11/15/2035	400,000	401,117
Guam Govt Business Privilege Tax Rev Series 2021 F, 4% 1/1/2036	1,580,000	1,513,269
Guam Govt Business Privilege Tax Rev Series 2021 F, 4% 1/1/2042	805,000	711,050
Guam Govt Business Privilege Tax Rev Series 2021 F, 5% 1/1/2029	240,000	249,195
		3,345,580
Transportation - 0.1%
Guam Intl Arpt Auth Rev Series 2021 A, 3.839% 10/1/2036	180,000	156,919
Guam Intl Arpt Auth Rev Series 2021 A, 4.46% 10/1/2043	205,000	167,920
Guam Intl Arpt Auth Rev Series 2023 A, 5.25% 10/1/2030 (i)	1,500,000	1,575,635
Guam Intl Arpt Auth Rev Series 2023 A, 5.375% 10/1/2040 (i)	525,000	541,151
Guam Intl Arpt Auth Rev Series 2024A, 5.25% 10/1/2037 (i)	175,000	182,378
Guam Intl Arpt Auth Rev Series 2024A, 5.25% 10/1/2039 (i)	200,000	206,464
Guam Intl Arpt Auth Rev Series 2024A, 5.25% 10/1/2041 (i)	200,000	204,136
Guam Port Auth Port Rev Series 2018A, 5% 7/1/2048	350,000	340,036
		3,374,639
Water & Sewer - 0.0%
Guam Govt Wtrwks Auth Wtr & Wst Rev Series 2016, 5% 1/1/2046	750,000	724,068
TOTAL GUAM		8,982,659
Hawaii - 0.3%
Education - 0.0%
Hawaii Dpt Bg & Fin Spl Pur Rev Series 2018, 6% 7/1/2028 (h)	1,000,000	1,015,893
Electric Utilities - 0.0%
Hawaii Dpt Bg & Fin Spl Pur Rev 3.5% 10/1/2049 (i)	1,900,000	1,468,815
General Obligations - 0.0%
Hawaii St Gen. Oblig. Series FG, 5% 10/1/2027	65,000	66,751
Honolulu HI City & Cnty Gen. Oblig. Series 2022 A, 5% 11/1/2025	270,000	272,301
		339,052
Special Tax - 0.0%
Kauai Cnty Hawaii Cmnty Facs Dist Spl Tax Series 2019, 5% 5/15/2049	250,000	231,139
Kauai Cnty Hawaii Cmnty Facs Dist Spl Tax Series 2022, 4.375% 5/15/2042	250,000	217,790
Kauai Cnty Hawaii Cmnty Facs Dist Spl Tax Series 2022, 5% 5/15/2051	550,000	504,102
		953,031
Transportation - 0.2%
Hawaii St Arpts Sys Rev 5% 7/1/2043 (i)	3,150,000	3,165,994
Hawaii St Arpts Sys Rev 5% 7/1/2049	7,500,000	7,650,921
Hawaii St Arpts Sys Rev 5.5% 7/1/2054 (i)	2,240,000	2,320,031
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2029 (i)	155,000	160,855
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2030 (i)	185,000	191,650
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2031 (i)	175,000	180,717
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2032 (i)	185,000	190,289
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2033 (i)	185,000	189,244
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2043 (i)	1,770,000	1,746,109
Hawaii St Arpts Sys Rev Series 2022 A, 4% 7/1/2040 (i)	250,000	233,595
Hawaii St Arpts Sys Rev Series 2022 A, 5% 7/1/2047 (i)	1,000,000	991,089
Hawaii St Arpts Sys Rev Series 2022 A, 5% 7/1/2051 (i)	1,375,000	1,355,887
Hawaii St Hbr Sys Rev Series 2020 A, 4% 7/1/2036 (i)	150,000	141,487
Hawaii St Hbr Sys Rev Series 2020 C, 4% 7/1/2037	60,000	59,175
Hawaii St Hbr Sys Rev Series 2020 C, 4% 7/1/2038	70,000	67,814
Hawaii St Hbr Sys Rev Series 2020 C, 4% 7/1/2040	60,000	56,982
		18,701,839
Water & Sewer - 0.1%
Honolulu HI Cty & Cnty Wastewtr Sys Rev Series 2023, 4.5% 7/1/2053	5,000,000	4,698,485
Honolulu HI Cty & Cnty Wastewtr Sys Rev Series 2025A, 5% 7/1/2038	1,000,000	1,096,568
Honolulu HI Cty & Cnty Wastewtr Sys Rev Series A, 3% 7/1/2041	2,700,000	2,119,904
		7,914,957
TOTAL HAWAII		30,393,587
Idaho - 0.1%
Education - 0.0%
Idaho Hsg & Fin Assn Nonprofit Facs Rev Series 2022 A, 4% 5/1/2057	300,000	235,634
Idaho Hsg & Fin Assn Nonprofit Facs Rev Series 2023A, 5.75% 5/1/2048	525,000	540,636
		776,270
Health Care - 0.0%
Idaho Health Facs Auth Rev (St Lukes Regional Med Ctr, Id Proj.) 3% 3/1/2060, LOC TD Bank NA VRDN (c)	200,000	200,000
Idaho Health Facs Auth Rev (St Lukes Regional Med Ctr, ID Proj.) Series 2021 A, 3% 3/1/2051	250,000	167,051
Idaho Health Facs Auth Rev (Trinity Health Proj.) 5.5% 12/1/2027	180,000	180,315
		547,366
Housing - 0.0%
Idaho Hsg & Fin Assn (ID Single Family Hsg 7/1/19 Proj.) Series 2019 A, 4% 1/1/2050	655,000	656,296
Other - 0.0%
Avimor Community Infrastructure District No 1 5.5% 9/1/2053 (h)	1,361,000	1,314,851
Idaho Hsg & Fin Assn Nonprofit Facs Rev Series 2024 A, 4.75% 5/1/2054	395,000	361,433
Spring Valley Community Infrastructure District No 1 6.25% 9/1/2053 (h)	1,500,000	1,537,642
		3,213,926
Resource Recovery - 0.0%
Power Cnty Idaho Indl Dev Corp Solid Waste Disp Rev Series 1999, 6.45% 8/1/2032 (i)	640,000	641,904
Special Tax - 0.1%
Idaho Hsg & Fin Assn Sales Tax Rev Series 2023A, 5.25% 8/15/2048	2,400,000	2,513,981
Spring Valley Community Infrastructure District No 1 Series 2021, 3.75% 9/1/2051 (h)	4,130,000	3,691,199
		6,205,180
Transportation - 0.0%
Idaho Hsg & Fin Assn (Idaho St Garvee Proj.) Series 2017A, 5% 7/15/2025	40,000	40,084
Idaho Hsg & Fin Assn (Idaho St Garvee Proj.) Series 2017A, 5% 7/15/2026	30,000	30,728
Idaho Hsg & Fin Assn (Idaho St Garvee Proj.) Series 2021A, 5% 7/15/2029	190,000	204,220
Idaho Hsg & Fin Assn (Idaho St Garvee Proj.) Series 2021A, 5% 7/15/2030	65,000	70,600
Idaho Hsg & Fin Assn (Idaho St Garvee Proj.) Series 2021A, 5% 7/15/2031	40,000	43,934
Idaho Hsg & Fin Assn (Idaho St Garvee Proj.) Series 2021A, 5% 7/15/2032	80,000	87,702
		477,268
TOTAL IDAHO		12,518,210
Illinois - 6.1%
Education - 0.2%
Galesburg Ill Rev Series 2021 A, 4% 10/1/2046	300,000	235,704
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2029	150,000	153,563
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2030	110,000	112,473
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2031	130,000	132,696
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2032	150,000	152,734
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 4% 10/1/2031	85,000	85,039
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 4% 10/1/2034	120,000	118,357
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 5% 10/1/2029	120,000	122,355
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 5% 10/1/2030	120,000	122,154
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 5% 10/1/2033	85,000	86,126
Illinois Fin Auth Rev (Illinois Institute of Tech, IL Proj.) Series 2019, 4% 9/1/2035	375,000	334,509
Illinois Fin Auth Rev (Illinois Institute of Tech, IL Proj.) Series 2019, 4% 9/1/2037	1,020,000	879,933
Illinois Fin Auth Rev (Illinois Institute of Tech, IL Proj.) Series 2019, 4% 9/1/2039	55,000	45,997
Illinois Fin Auth Rev (Illinois Institute of Tech, IL Proj.) Series 2019, 5% 9/1/2030	10,000	10,073
Illinois Fin Auth Rev (Illinois Institute of Tech, IL Proj.) Series 2019, 5% 9/1/2038	50,000	47,032
Illinois Fin Auth Rev (Rosalind Franklin University Proj.) Series A, 5% 8/1/2042	210,000	205,708
Illinois Fin Auth Rev (Rosalind Franklin University Proj.) Series A, 5% 8/1/2047	245,000	233,821
Illinois Fin Auth Rev (Rosalind Franklin University Proj.) Series C, 5% 8/1/2046	295,000	283,543
Illinois Fin Auth Rev (Rosalind Franklin University Proj.) Series C, 5% 8/1/2049	190,000	178,763
Illinois Fin Auth Rev Series 2019 A, 3% 7/1/2035 (i)	75,000	64,469
Illinois Fin Auth Rev Series A, 5% 12/1/2037	350,000	337,204
Illinois Fin Auth Student Hsg & Academic Fac Rev Series 2017 A, 5% 2/15/2028	40,000	40,555
Illinois Fin Auth Student Hsg & Academic Fac Rev Series 2017 A, 5% 2/15/2037	100,000	98,547
Illinois Fin Auth Student Hsg & Academic Fac Rev Series 2017 A, 5% 2/15/2047	1,410,000	1,308,552
Illinois Fin Auth Student Hsg & Academic Fac Rev Series 2017 A, 5% 2/15/2050	1,050,000	959,378
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2027	15,000	15,594
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2028	15,000	15,819
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2031	10,000	10,606
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2032	15,000	15,810
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2033	30,000	31,431
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2035	15,000	15,568
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2036	15,000	15,486
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2037	20,000	20,538
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2038	20,000	20,429
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2039	35,000	35,575
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2044	305,000	305,034
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2049	370,000	363,324
Illinois Finance Authority (University of Illinois Proj.) Series 2019A, 5% 10/1/2051	390,000	378,846
Illinois Finance Authority Rev (Lake Forest College Proj.) Series 2022A, 5.5% 10/1/2042	1,970,000	1,980,386
Illinois Finance Authority Rev (Lake Forest College Proj.) Series 2022A, 5.5% 10/1/2047	1,820,000	1,816,715
Illinois Finance Authority Rev 5.125% 11/1/2055 (h)	680,000	537,425
Illinois Finance Authority Rev Series 2021 A, 2.25% 7/1/2033 (i)	115,000	93,574
Illinois Finance Authority Rev Series 2021 B, 7% 11/1/2037 (h)	210,000	204,250
Illinois Finance Authority Rev Series 2021, 4% 10/1/2032 (h)	680,000	654,350
Illinois Finance Authority Rev Series 2021, 4% 10/1/2033 (h)	1,065,000	1,012,261
Illinois Finance Authority Rev Series 2021, 4% 10/1/2033	170,000	140,656
Illinois Finance Authority Rev Series 2021, 4% 10/1/2034 (h)	890,000	835,474
Illinois Finance Authority Rev Series 2021, 5% 10/1/2031	240,000	221,025
Illinois Finance Authority Rev Series 2023A, 5.25% 8/1/2038 (h)	300,000	311,238
Illinois Finance Authority Rev Series 2023A, 5.5% 8/1/2043 (h)	360,000	370,699
Illinois St Univ Revs Series 2018 A, 5% 4/1/2031 (Assured Guaranty Ltd Insured)	180,000	187,250
Illinois St Univ Revs Series 2018 A, 5% 4/1/2033 (Assured Guaranty Ltd Insured)	120,000	123,887
Illinois St Univ Revs Series 2018 A, 5% 4/1/2036 (Assured Guaranty Ltd Insured)	180,000	184,097
Northern IL Univ Revs Series 2020 B, 4% 4/1/2036 (Build America Mutual Assurance Co Insured)	85,000	83,053
Northern IL Univ Revs Series 2020 B, 4% 4/1/2038 (Build America Mutual Assurance Co Insured)	85,000	79,994
Northern IL Univ Revs Series 2020 B, 4% 4/1/2040 (Build America Mutual Assurance Co Insured)	55,000	49,836
Northern IL Univ Revs Series 2020 B, 5% 4/1/2034 (Build America Mutual Assurance Co Insured)	955,000	992,445
Romeoville IL Rev Series 2015, 5% 10/1/2042	360,000	334,304
Romeoville IL Rev Series 2018B, 5% 10/1/2039	295,000	281,150
Southern IL Univ Revs Series 2021A, 4% 4/1/2031	200,000	204,383
Southern IL Univ Revs Series 2021A, 4% 4/1/2036	135,000	132,157
Southern IL Univ Revs Series 2021A, 4% 4/1/2038	210,000	196,426
University of Illinois Series 2018A, 5% 4/1/2029	225,000	236,817
University of Illinois Series 2018A, 5% 4/1/2030	505,000	530,643
University of Illinois Series 2020 A, 4% 4/1/2035	630,000	627,740
University of Illinois Series 2020 A, 4% 4/1/2036	320,000	317,376
University of Illinois Series 2020 A, 4% 4/1/2038	410,000	393,536
Upper Illinois River Valley Development Authority Series 2017 A, 5% 12/1/2032 (h)	515,000	509,337
Upper Illinois River Valley Development Authority Series 2017 A, 5.25% 12/1/2047 (h)	1,135,000	1,021,707
Upper Illinois River Valley Development Authority Series 2025A, 6% 12/1/2055 (h)(m)	825,000	823,409
		23,080,945
Electric Utilities - 0.0%
Illinois Mun Elec Agy Pwr Supp Series 2015A, 4% 2/1/2034	925,000	917,314
Illinois Mun Elec Agy Pwr Supp Series 2015A, 5% 2/1/2031	600,000	600,833
Northern Ill Mun Pwr Agy Pwr Proj Rev Series 2016 A, 5% 12/1/2041	1,000,000	1,010,059
		2,528,206
Escrowed/Pre-Refunded - 0.0%
Chicago IL Gen. Oblig. Series 1999, 0% 1/1/2027 (Escrowed to Maturity) (j)	385,000	365,524
Grundy & Will Cntys Ill Cmnty Unit Sch Dist No 001 5% 2/1/2029 (Pre-refunded to 2/1/2027 at 100)	5,000	5,165
Railsplitter Tobacco Settlement Auth Settlement Rev Series 2017, 5% 6/1/2028 (Pre-refunded to 6/1/2026 at 100)	335,000	341,876
		712,565
General Obligations - 2.5%
Bridgeview Ill Gen. Oblig. Series 2005, 5.14% 12/1/2036	1,960,000	1,774,922
Bridgeview Ill Gen. Oblig. Series 2015A, 5.625% 12/1/2041	250,000	241,373
Carol Stream IL Pk Dist Gen. Oblig. Series 2020 C, 3% 11/1/2032	265,000	251,538
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2026	5,000	5,042
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2027	55,000	55,926
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2028	40,000	40,969
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2029	100,000	102,910
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2030	65,000	66,637
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2031	80,000	81,478
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2034	65,000	65,153
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2035	85,000	84,790
Champaign County Community Unit School District No 4 Champaign Series 2019, 4% 6/1/2036	100,000	99,124
Champaign County Community Unit School District No 4 Champaign Series 2020 A, 5% 1/1/2029	45,000	47,003
Champaign County Community Unit School District No 4 Champaign Series 2020 A, 5% 1/1/2030	40,000	41,611
Champaign County Community Unit School District No 4 Champaign Series 2020 A, 5% 1/1/2031	55,000	57,154
Champaign County Community Unit School District No 4 Champaign Series 2020 A, 5% 1/1/2033	105,000	108,461
Chicago IL Board of Education Series 2016, 6% 4/1/2046	8,945,000	9,088,585
Chicago IL Board of Education Series 2017, 5% 4/1/2036	215,000	217,225
Chicago IL Board of Education Series 2017, 5% 4/1/2037	210,000	211,824
Chicago IL Board of Education Series 2018, 5% 4/1/2038	290,000	293,621
Chicago IL Board of Education Series 2018, 5% 4/1/2042	1,060,000	1,061,884
Chicago IL Board of Education Series 2018, 5% 4/1/2046	350,000	345,255
Chicago IL Brd Ed 0% 12/1/2026 (National Public Finance Guarantee Corporation Insured) (j)	2,750,000	2,592,887
Chicago IL Brd Ed 0% 12/1/2027 (Financial Guaranty Ins CO Insured) (j)	2,180,000	1,974,722
Chicago IL Brd Ed 0% 12/1/2027 (Financial Guaranty Ins CO Insured) (j)	300,000	271,751
Chicago IL Brd Ed 0% 12/1/2029 (j)	700,000	581,571
Chicago IL Brd Ed 0% 12/1/2029 (Assured Guaranty Ltd Insured) (j)	1,995,000	1,672,152
Chicago IL Brd Ed 0% 12/1/2030 (j)	400,000	317,949
Chicago IL Brd Ed 0% 12/1/2030 (National Public Finance Guarantee Corporation Insured) (j)	305,000	242,436
Chicago IL Brd Ed 5% 12/1/2025	580,000	581,703
Chicago IL Brd Ed 5% 12/1/2025	560,000	561,645
Chicago IL Brd Ed 5% 12/1/2026	65,000	65,788
Chicago IL Brd Ed 5% 12/1/2030	310,000	313,667
Chicago IL Brd Ed 5% 12/1/2046	1,425,000	1,295,172
Chicago IL Brd Ed 5.25% 12/1/2035	130,000	128,117
Chicago IL Brd Ed 5.5% 12/1/2026 (Assured Guaranty Inc Insured), (Financial Guaranty Ins CO Insured)	340,000	349,467
Chicago IL Brd Ed 5.5% 12/1/2029 (Ambac Assurance Corp Insured)	165,000	170,783
Chicago IL Brd Ed 5.5% 12/1/2030 (Ambac Assurance Corp Insured)	120,000	124,759
Chicago IL Brd Ed 5.5% 12/1/2031 (Ambac Assurance Corp Insured)	330,000	343,758
Chicago IL Brd Ed 6.5% 12/1/2046	40,000	40,427
Chicago IL Brd Ed 7% 12/1/2046 (h)	690,000	709,907
Chicago IL Brd Ed Series 2012A, 5% 12/1/2042	3,625,000	3,283,603
Chicago IL Brd Ed Series 2016 A, 7% 12/1/2044	1,955,000	1,967,254
Chicago IL Brd Ed Series 2017 B, 7% 12/1/2042 (h)	400,000	412,430
Chicago IL Brd Ed Series 2017 G, 5% 12/1/2034	195,000	193,608
Chicago IL Brd Ed Series 2017 G, 5% 12/1/2044	600,000	555,429
Chicago IL Brd Ed Series 2017 H, 5% 12/1/2036	480,000	465,515
Chicago IL Brd Ed Series 2017 H, 5% 12/1/2046	1,020,000	927,071
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2025	70,000	70,205
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2026	70,000	70,839
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2027 (Assured Guaranty Ltd Insured)	1,250,000	1,288,003
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2028	575,000	591,853
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2029	250,000	253,569
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2030	835,000	843,421
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2032	100,000	100,341
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2034 (Assured Guaranty Ltd Insured)	100,000	101,908
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2035	70,000	69,196
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2035 (Assured Guaranty Ltd Insured)	100,000	101,561
Chicago IL Brd Ed Series 2018 C, 5% 12/1/2032 (Assured Guaranty Ltd Insured)	2,500,000	2,574,855
Chicago IL Brd Ed Series 2019 A, 5% 12/1/2028	405,000	416,870
Chicago IL Brd Ed Series 2019 A, 5% 12/1/2030	1,040,000	1,060,366
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2025	140,000	140,411
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2026	115,000	116,380
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2029	175,000	180,656
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2031	465,000	471,033
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2033	1,090,000	1,096,246
Chicago IL Brd Ed Series 2021A, 5% 12/1/2035	2,500,000	2,530,789
Chicago IL Brd Ed Series 2021A, 5% 12/1/2036	195,000	196,631
Chicago IL Brd Ed Series 2021A, 5% 12/1/2037	750,000	752,168
Chicago IL Brd Ed Series 2021A, 5% 12/1/2038	250,000	248,321
Chicago IL Brd Ed Series 2021A, 5% 12/1/2039	2,690,000	2,640,785
Chicago IL Brd Ed Series 2021A, 5% 12/1/2040	2,015,000	1,967,397
Chicago IL Brd Ed Series 2021B, 5% 12/1/2031	350,000	360,212
Chicago IL Brd Ed Series 2021B, 5% 12/1/2036	615,000	620,145
Chicago IL Brd Ed Series 2022 A, 4% 12/1/2047	3,485,000	2,757,547
Chicago IL Brd Ed Series 2022 A, 4% 12/1/2047	500,000	411,665
Chicago IL Brd Ed Series 2022 A, 5% 12/1/2043	7,015,000	6,711,378
Chicago IL Brd Ed Series 2022 A, 5% 12/1/2047	5,685,000	5,255,926
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2035	1,535,000	1,464,671
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2036	2,880,000	2,705,019
Chicago IL Brd Ed Series 2023A, 5.875% 12/1/2047	2,135,000	2,217,549
Chicago IL Brd Ed Series 2023A, 6% 12/1/2049	2,705,000	2,823,307
Chicago IL Brd Ed Series D, 5% 12/1/2031	475,000	477,801
Chicago IL Gen. Oblig. 5.25% 1/1/2038	10,840,000	11,086,196
Chicago IL Gen. Oblig. 5.5% 1/1/2039	1,630,000	1,677,982
Chicago IL Gen. Oblig. 5.5% 1/1/2040	600,000	612,915
Chicago IL Gen. Oblig. 5.5% 1/1/2041	6,235,000	6,306,356
Chicago IL Gen. Oblig. 5.5% 1/1/2043	955,000	960,512
Chicago IL Gen. Oblig. Series 2015 C, 5% 1/1/2038	500,000	494,369
Chicago IL Gen. Oblig. Series 2017 A, 6% 1/1/2038	1,000,000	1,021,491
Chicago IL Gen. Oblig. Series 2017, 6% 1/1/2038	8,425,000	8,573,893
Chicago IL Gen. Oblig. Series 2019A, 5% 1/1/2039	920,000	920,282
Chicago IL Gen. Oblig. Series 2019A, 5% 1/1/2040	790,000	779,524
Chicago IL Gen. Oblig. Series 2019A, 5% 1/1/2044	5,450,000	5,154,723
Chicago IL Gen. Oblig. Series 2019A, 5.5% 1/1/2035	3,065,000	3,164,652
Chicago IL Gen. Oblig. Series 2019A, 5.5% 1/1/2049	3,890,000	3,804,251
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2026	230,000	231,604
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2027	1,485,000	1,512,227
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2028	2,830,000	2,911,741
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2029	2,310,000	2,396,316
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2030	4,310,000	4,484,671
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2032	85,000	88,040
Chicago IL Gen. Oblig. Series 2021 A, 4% 1/1/2035	530,000	501,897
Chicago IL Gen. Oblig. Series 2021 A, 5% 1/1/2031	95,000	99,562
Chicago IL Gen. Oblig. Series 2021 A, 5% 1/1/2032	5,245,000	5,471,777
Chicago IL Gen. Oblig. Series 2021 A, 5% 1/1/2034	705,000	729,046
Chicago IL Gen. Oblig. Series 2021 B, 4% 1/1/2032	82,000	81,557
Chicago IL Gen. Oblig. Series 2021 B, 4% 1/1/2037	250,000	229,947
Chicago IL Gen. Oblig. Series 2021 B, 4% 1/1/2038	110,000	98,860
Chicago Ill Pk Dist Gen. Oblig. Series 2021 C, 4% 1/1/2035	890,000	877,154
Cook Cnty IL Cmnty Coll Dist Gen. Oblig. 5% 12/1/2047 (Build America Mutual Assurance Co Insured)	2,060,000	2,025,470
Cook Cnty IL Gen. Oblig. 5% 11/15/2031	235,000	253,623
Cook Cnty IL Gen. Oblig. 5% 11/15/2032	155,000	166,522
Cook Cnty IL Gen. Oblig. 5% 11/15/2033	1,475,000	1,578,705
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2026	690,000	708,615
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2027	340,000	348,068
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2028	445,000	454,988
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2031	2,400,000	2,443,956
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2025	560,000	561,890
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2026	285,000	288,671
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2027	290,000	295,803
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2028	145,000	148,448
Cook Cnty IL High Sch Dist No 203 New Trier Twp 2% 12/15/2033	205,000	165,839
Cook Cnty IL High Sch Dist No 203 New Trier Twp 2% 12/15/2034	215,000	169,608
Cook Cnty Ill Cmnty Cons Sch Dist No 059 Elk Grove Series 2020, 5% 3/1/2028	85,000	89,674
Cook Cnty Ill High Sch Dist No 209 Proviso Twp Series 2018B, 4% 12/1/2038 (Assured Guaranty Ltd Insured)	905,000	848,852
DuPage & Cook Cntys IL Cmnty Unit Sch Dist No 205 Series 2020, 3% 1/1/2037	1,885,000	1,644,227
Elk Grove Village Ill Gen. Oblig. Series 2017, 5% 1/1/2034	325,000	332,281
Grundy & Will Cntys Ill Cmnty Unit Sch Dist No 001 5% 2/1/2029	35,000	35,942
Illinois Fin Auth Rev (Cook Ill High Sch Dist No 207maine Twp Proj.) Series 2019, 4% 12/1/2037	875,000	856,271
Illinois Sports Facs Auth (Illinois St Proj.) Series 2019, 5% 6/15/2028	480,000	492,676
Illinois Sports Facs Auth (Illinois St Proj.) Series 2019, 5% 6/15/2028	300,000	312,328
Illinois Sports Facs Auth (Illinois St Proj.) Series 2019, 5% 6/15/2029	590,000	620,289
Illinois Sports Facs Auth (Illinois St Proj.) Series 2019, 5% 6/15/2029	480,000	496,516
Illinois St Gen. Oblig. 5% 2/1/2027	7,130,000	7,324,293
Illinois St Gen. Oblig. 5% 2/1/2028	195,000	199,770
Illinois St Gen. Oblig. 5% 2/1/2029	315,000	322,204
Illinois St Gen. Oblig. 5% 3/1/2029	205,000	215,512
Illinois St Gen. Oblig. 5% 3/1/2032	230,000	247,407
Illinois St Gen. Oblig. 5.5% 1/1/2028	320,000	336,377
Illinois St Gen. Oblig. 5.5% 1/1/2031	110,000	120,270
Illinois St Gen. Oblig. Series 2016, 5% 1/1/2028	1,000,000	1,008,517
Illinois St Gen. Oblig. Series 2016, 5% 1/1/2033	600,000	603,595
Illinois St Gen. Oblig. Series 2017 A, 4.5% 12/1/2041	350,000	334,605
Illinois St Gen. Oblig. Series 2017 A, 5% 12/1/2034	625,000	639,455
Illinois St Gen. Oblig. Series 2017 B, 5% 12/1/2027	450,000	467,108
Illinois St Gen. Oblig. Series 2017C, 5% 11/1/2029	3,305,000	3,409,502
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2025	75,000	75,554
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2026	1,600,000	1,638,850
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2027	14,385,000	14,965,203
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2028	4,650,000	4,804,612
Illinois St Gen. Oblig. Series 2018 A, 5% 10/1/2028	260,000	271,794
Illinois St Gen. Oblig. Series 2018 A, 5% 10/1/2029	105,000	109,522
Illinois St Gen. Oblig. Series 2018 A, 5% 10/1/2030	1,170,000	1,218,265
Illinois St Gen. Oblig. Series 2018 A, 5% 10/1/2031	295,000	306,550
Illinois St Gen. Oblig. Series 2018A, 5% 5/1/2039	725,000	734,036
Illinois St Gen. Oblig. Series 2018A, 6% 5/1/2027	1,475,000	1,545,314
Illinois St Gen. Oblig. Series 2018B, 5% 10/1/2026	65,000	66,450
Illinois St Gen. Oblig. Series 2018B, 5% 10/1/2031	765,000	794,951
Illinois St Gen. Oblig. Series 2018B, 5% 10/1/2032	795,000	823,813
Illinois St Gen. Oblig. Series 2019 B, 4% 11/1/2033	1,475,000	1,460,985
Illinois St Gen. Oblig. Series 2019 C, 4% 11/1/2041	700,000	621,300
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2029	1,695,000	1,781,917
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2031	1,695,000	1,812,969
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2032	105,000	112,946
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2034	250,000	266,235
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2036	4,815,000	5,067,589
Illinois St Gen. Oblig. Series 2022A, 5.25% 3/1/2037	205,000	217,484
Illinois St Gen. Oblig. Series 2022A, 5.5% 3/1/2042	4,100,000	4,287,908
Illinois St Gen. Oblig. Series 2022A, 5.5% 3/1/2047	8,200,000	8,404,944
Illinois St Gen. Oblig. Series DECEMBER 2021 B, 4% 12/1/2034	315,000	307,040
Illinois St Gen. Oblig. Series DECEMBER 2021 B, 4% 12/1/2037	1,500,000	1,401,993
Illinois St Gen. Oblig. Series JUNE 2016, 4% 6/1/2041	1,900,000	1,718,069
Illinois St Gen. Oblig. Series JUNE 2016, 5% 6/1/2026	180,000	183,087
Illinois St Gen. Oblig. Series MARCH 2021 A, 4% 3/1/2038	1,705,000	1,587,009
Illinois St Gen. Oblig. Series MARCH 2021 A, 4% 3/1/2040	1,300,000	1,179,897
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2032	20,000	21,312
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2033	65,000	68,974
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2034	2,560,000	2,704,230
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2035	965,000	1,014,476
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2036	455,000	475,727
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2037	40,000	41,569
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2046	7,995,000	7,946,533
Illinois St Gen. Oblig. Series MAY 2020, 5.5% 5/1/2026	475,000	484,585
Illinois St Gen. Oblig. Series MAY 2020, 5.5% 5/1/2039	1,655,000	1,731,836
Illinois St Gen. Oblig. Series MAY 2020, 5.75% 5/1/2045	925,000	960,931
Illinois St Gen. Oblig. Series MAY 2023 B, 5.25% 5/1/2039	5,590,000	5,857,806
Illinois St Gen. Oblig. Series MAY 2023 B, 5.25% 5/1/2041	2,120,000	2,199,194
Illinois St Gen. Oblig. Series MAY 2023 B, 5.5% 5/1/2047	2,605,000	2,668,804
Illinois St Gen. Oblig. Series MAY 2023D, 5% 7/1/2029	5,120,000	5,399,533
Illinois St Gen. Oblig. Series MAY 2023D, 5% 7/1/2035	485,000	513,851
Illinois St Gen. Oblig. Series MAY 2024 B, 4.25% 5/1/2046	2,500,000	2,223,852
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2033	1,940,000	2,095,192
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2038	1,485,000	1,553,469
Illinois St Gen. Oblig. Series MAY 2024 B, 5.25% 5/1/2042	1,295,000	1,341,001
Illinois St Gen. Oblig. Series MAY 2024 B, 5.25% 5/1/2047	200,000	201,339
Illinois St Gen. Oblig. Series MAY 2024 B, 5.25% 5/1/2048	200,000	202,031
Illinois St Gen. Oblig. Series MAY 2024 B, 5.25% 5/1/2049	3,250,000	3,277,617
Illinois St Gen. Oblig. Series NOVEMBER 2016, 4.5% 11/1/2039	400,000	381,464
Illinois St Gen. Oblig. Series NOVEMBER 2016, 5% 11/1/2028	425,000	433,181
Illinois St Gen. Oblig. Series NOVEMBER 2016, 5% 11/1/2033	445,000	450,649
Illinois St Gen. Oblig. Series OCT 2020 B, 4% 10/1/2032	475,000	472,328
Illinois St Gen. Oblig. Series OCT 2020 B, 5% 10/1/2028	280,000	293,150
Illinois St Gen. Oblig. Series OCT 2020 C, 4% 10/1/2041	350,000	310,731
Illinois St Gen. Oblig. Series OCT 2020 C, 4.25% 10/1/2045	800,000	704,896
Illinois St Gen. Oblig. Series OCTOBER 2022B, 5% 10/1/2034	6,985,000	7,447,038
Illinois St Gen. Oblig. Series OCTOBER 2024, 5% 2/1/2033	2,975,000	3,211,197
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2030 (Assured Guaranty Municipal Corp Insured)	30,000	30,752
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2031 (Assured Guaranty Municipal Corp Insured)	40,000	40,772
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2033 (Assured Guaranty Municipal Corp Insured)	15,000	15,152
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2035 (Assured Guaranty Municipal Corp Insured)	20,000	19,822
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2036 (Assured Guaranty Municipal Corp Insured)	65,000	64,275
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2038 (Assured Guaranty Municipal Corp Insured)	35,000	33,642
Kane Cnty Ill Sch Dist No 131 Series 2020 A, 4% 12/1/2039 (Assured Guaranty Ltd Insured)	175,000	165,265
Kane McHenry Cook & DuPage Cntys IL Sch Dist Series 2015, 5% 1/1/2028	155,000	155,193
Kane McHenry Cook & DuPage Cntys IL Sch Dist Series 2017, 5% 1/1/2029	60,000	62,268
Kendall Kane & Will Cnty IL Uni Sch Dist No 308 5% 2/1/2033	605,000	608,859
Lake Cnty IL Cmnty High Sch Dist No 115 Lake Forest Series 2023, 4.25% 11/1/2043	2,170,000	2,118,017
Madison Cnty IL Cmnty Unit Sch Dist No 7 Edwardsville Series 2017, 5% 12/1/2028	160,000	161,158
Madison Cnty IL Cmnty Unit Sch Dist No 7 Edwardsville Series 2017, 5% 12/1/2029	165,000	166,154
Mchenry Cnty IL Comnty SD #200 0% 1/15/2026 (National Public Finance Guarantee Corporation Insured) (j)	185,000	181,123
Rosemont Ill Gen. Oblig. Series 2016 A, 5% 12/1/2040 (Assured Guaranty Ltd Insured)	1,300,000	1,329,367
Schaumburg IL Gen. Oblig. Series 2013A, 4% 12/1/2041	5,300,000	5,006,495
Schaumburg IL Gen. Oblig. Series 2023, 4% 12/1/2030	2,270,000	2,356,714
St Clair County Community Unit School District No 187 Cahokia Series 2024B, 5% 1/1/2044 (Assured Guaranty Ltd Insured)	820,000	832,520
Will Cnty IL Cmnty Unif Sch Dist No 365 0% 11/1/2026 (Assured Guaranty Municipal Corp Insured) (j)	790,000	754,016
		301,570,848
Health Care - 0.6%
Illinois Fin Auth Health Svcs Fac Lease Rev (University of Illinois Hospital And Health Sciences System Proj.) Series 2020, 4% 10/1/2050	2,155,000	1,778,726
Illinois Fin Auth Health Svcs Fac Lease Rev (University of Illinois Hospital And Health Sciences System Proj.) Series 2020, 4% 10/1/2055	250,000	201,283
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 3.625% 2/15/2032 (Pre-refunded to 2/15/2027 at 100)	140,000	141,496
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 3.75% 2/15/2034 (Pre-refunded to 2/15/2027 at 100)	215,000	217,740
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 4% 2/15/2033 (Pre-refunded to 2/15/2033 at 100)	30,000	30,061
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 4% 2/15/2036 (Pre-refunded to 2/15/2036 at 100)	925,000	896,481
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2029	945,000	970,173
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2031	3,685,000	3,770,513
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2032	630,000	643,831
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2034 (Pre-refunded to 2/15/2034 at 100)	555,000	566,030
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2036 (Pre-refunded to 2/15/2036 at 100)	610,000	619,677
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2041 (Pre-refunded to 2/15/2041 at 100)	870,000	875,463
Illinois Fin Auth Rev (Carle Foundation Hospital,Il Proj.) Series 2016 A, 5% 2/15/2029	625,000	631,620
Illinois Fin Auth Rev (Friendship Village Schaumburg Proj.) Series 2017, 5% 2/15/2037 (f)(g)	267,534	2,140
Illinois Fin Auth Rev (Friendship Village Schaumburg Proj.) Series 2017, 5.125% 2/15/2045 (f)(g)	267,534	2,140
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) 5% 12/1/2046	1,970,000	1,943,425
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) Series 2016, 4% 12/1/2035	25,000	24,523
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) Series 2016, 5% 12/1/2029	270,000	272,978
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) Series 2016, 5% 12/1/2033	285,000	286,716
Illinois Fin Auth Rev (Northwestern Memorial Hosp,Il Proj.) 5% 7/15/2025	65,000	65,130
Illinois Fin Auth Rev (Northwestern Memorial Hosp,Il Proj.) 5% 7/15/2030	85,000	88,499
Illinois Fin Auth Rev (Northwestern Memorial Hosp,Il Proj.) Series 2017A, 4% 7/15/2047	3,705,000	3,206,622
Illinois Fin Auth Rev (Osf Healthcare System Proj.) 4.125% 5/15/2047	4,755,000	4,181,809
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2015 A, 5% 11/15/2031	195,000	195,313
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2016, 5% 5/15/2029	150,000	151,805
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2018 C, 2.5% 11/15/2037, LOC PNC Bank NA VRDN (c)	2,500,000	2,500,000
Illinois Fin Auth Rev (Riverside Health System, IL Proj.) Series 2013, 5% 11/15/2028	350,000	350,266
Illinois Fin Auth Rev (Riverside Health System, IL Proj.) Series 2013, 5% 11/15/2029	170,000	170,137
Illinois Fin Auth Rev (Silver Cross Health System IL Proj.) Series 2015 C, 4.125% 8/15/2037	105,000	105,202
Illinois Fin Auth Rev (Silver Cross Health System IL Proj.) Series 2015 C, 5% 8/15/2035	705,000	707,589
Illinois Fin Auth Rev (Silver Cross Health System IL Proj.) Series 2015 C, 5% 8/15/2044	2,205,000	2,213,096
Illinois Fin Auth Rev (Southern Ill Hlthcare Ent Inc Proj.) Series A, 5% 3/1/2047	2,135,000	2,071,308
Illinois Fin Auth Rev (The Admiral At The Lake Proj.) Series 2017, 5% 5/15/2033	835,000	769,102
Illinois Fin Auth Rev (The Admiral At The Lake Proj.) Series 2017, 5.125% 5/15/2038	1,550,000	1,326,670
Illinois Fin Auth Rev (The Admiral At The Lake Proj.) Series 2017, 5.25% 5/15/2042	280,000	226,616
Illinois Fin Auth Rev (The Admiral At The Lake Proj.) Series 2017, 5.25% 5/15/2054	1,690,000	1,218,443
Illinois Fin Auth Rev (University Of Chicago Hosps,Il Proj.) 2.85% 8/1/2044, LOC TD Bank NA VRDN (c)	3,400,000	3,400,000
Illinois Fin Auth Rev (University of Chicago Hosps,Il Proj.) 5% 8/15/2030	170,000	174,458
Illinois Fin Auth Rev (University of Chicago Hosps,Il Proj.) Series B, 4% 8/15/2041	250,000	224,711
Illinois Fin Auth Rev Series 2008A 1, 4% 11/1/2030	625,000	632,837
Illinois Fin Auth Rev Series 2015, 6.125% 11/15/2035	390,000	390,681
Illinois Fin Auth Rev Series 2015, 6.375% 11/15/2043	565,000	565,281
Illinois Fin Auth Rev Series 2017 A, 5% 5/15/2037	545,000	545,817
Illinois Fin Auth Rev Series 2017 A, 5% 5/15/2047	220,000	203,593
Illinois Finance Authority Rev (Ascension Health Credit Group Proj.) Series 2016 C, 4% 2/15/2041 (Pre-refunded to 2/15/2041 at 100)	4,815,000	4,386,394
Illinois Finance Authority Rev (Endeavor Health Proj.) Series 2020A, 3.25% 8/15/2049	3,985,000	2,834,200
Illinois Finance Authority Rev (Endeavor Health Proj.) Series 2020A, 4% 8/15/2039	930,000	847,432
Illinois Finance Authority Rev (Endeavor Health Proj.) Series 2020A, 4% 8/15/2040	500,000	448,298
Illinois Finance Authority Rev (Endeavor Health Proj.) Series 2022A, 5% 8/15/2051	2,075,000	2,071,768
Illinois Finance Authority Rev (Osf Healthcare System Proj.) 3% 5/15/2050 (Build America Mutual Assurance Co Insured)	2,195,000	1,526,722
Illinois Finance Authority Rev (Osf Healthcare System Proj.) Series 2020 A, 3% 5/15/2050	4,750,000	3,192,386
Illinois Finance Authority Rev (Osf Healthcare System Proj.) Series 2020 A, 4% 5/15/2050	5,570,000	4,787,500
Illinois Finance Authority Rev (University of Chicago Hosps,Il Proj.) 5% 8/15/2047	10,000,000	9,929,816
Illinois Finance Authority Rev (University of Chicago Hosps,Il Proj.) 5% 8/15/2052	2,750,000	2,678,070
Upper Ill Riv Vy Dev Auth Rev Series 2018, 5% 12/1/2043	400,000	392,017
Upper Ill Riv Vy Dev Auth Rev Series 2018, 5% 12/1/2048	250,000	242,421
		72,897,025
Housing - 0.1%
Illinois Housing Dev Auth (IL Hsg Revenue Bonds 3/1/2016 Proj.) Series 2018A, 4.5% 10/1/2048	480,000	484,360
Illinois Housing Dev Auth (IL Hsg Revenue Bonds 3/1/2016 Proj.) Series 2019 D, 3.75% 4/1/2050	135,000	134,980
Illinois Housing Dev Auth (IL Hsg Revenue Bonds 3/1/2016 Proj.) Series 2021A, 3% 4/1/2051	450,000	441,842
Illinois Housing Dev Auth Series 2019 D, 2.7% 10/1/2034 (IL Hsg Revenue Bonds 3/1/2016 Guaranteed)	345,000	297,908
Illinois Housing Development Authority (IL Hsg Revenue Bonds 3/1/2016 Proj.) Series 2021 B, 3% 4/1/2051	2,420,000	2,367,131
Illinois Housing Development Authority 6.25% 10/1/2052	470,000	502,578
Illinois Housing Development Authority Series 2023 A, 4.8% 10/1/2043	2,845,000	2,785,074
Illinois Housing Development Authority Series 2023 A, 4.9% 4/1/2047	740,000	731,113
Illinois Housing Development Authority Series 2023 K, 5.25% 10/1/2043	1,000,000	1,028,339
Illinois Housing Development Authority Series 2024 A, 6% 10/1/2054	955,000	1,024,243
Illinois Hsg Dev Auth Multifamily Hsg Rev Series 2019, 2.9% 7/1/2035	1,263,048	1,101,374
		10,898,942
Industrial Development - 0.0%
Illinois Dev Fin Auth Envirn Facs Rev (CITGO Petroleum Corp Proj.) Series 2002, 8% 6/1/2032 (i)	245,000	245,250
Illinois Finance Authority Rev 5% 10/1/2044 (h)	650,000	607,710
Illinois Finance Authority Rev 5% 10/1/2049 (h)	800,000	734,222
		1,587,182
Lease Revenue - 0.0%
Illinois St Gen. Oblig. Series OCT 2020 C, 4% 10/1/2042	350,000	315,389
Northern Ill Univ Ctfs Partn Series 2024, 5.5% 4/1/2049 (Build America Mutual Assurance Co Insured)	1,500,000	1,544,018
Rock Island County Public Building Commission Gen. Oblig. Series 2016, 5% 12/1/2036 (Assured Guaranty Ltd Insured)	500,000	513,136
		2,372,543
Other - 0.2%
Aurora IL Gen. Oblig. Series 2025A, 4% 12/30/2043	1,810,000	1,607,268
City of Marion IL Sales Tax Revenue 6.375% 6/1/2045	600,000	590,695
Cook County Community Unit School District No 401 Elmwood Park Series 2021, 4% 12/1/2025	1,500,000	1,504,562
Illinois Finance Authority Rev 5% 6/1/2044	500,000	504,521
Illinois Finance Authority Rev 5% 6/1/2047	375,000	372,529
Illinois Finance Authority Rev 6% 10/1/2045 (h)	700,000	686,673
Illinois Finance Authority Rev 6.125% 10/1/2050 (h)	375,000	367,643
Illinois Finance Authority Rev 6.125% 5/15/2035	1,045,000	1,111,822
Illinois Finance Authority Rev 6.125% 5/15/2036	1,215,000	1,285,880
Illinois Finance Authority Rev Series 2021 A, 5% 5/15/2032	135,000	134,513
Illinois Finance Authority Rev Series 2021 A, 5% 5/15/2033	145,000	144,103
Illinois Finance Authority Rev Series 2022, 5% 3/1/2034	90,000	90,014
Illinois Finance Authority Rev Series 2022, 5% 3/1/2038	110,000	105,151
Illinois Finance Authority Rev Series 2022, 5% 3/1/2042	70,000	63,761
Illinois Finance Authority Rev Series 2022, 5% 3/1/2047	125,000	111,116
Illinois Finance Authority Rev Series 2022, 5% 3/1/2052	110,000	94,571
Illinois Housing Development Authority 4.875% 4/1/2050	2,075,000	2,059,844
Illinois Housing Development Authority Series 2024 C, 4.7% 10/1/2044	1,750,000	1,732,195
Illinois St Gen. Oblig. Series DECEMBER 2021 B, 3% 12/1/2041	3,680,000	2,773,097
Lake Cnty Ill Cmnty Cons Sch Dist No 102 Aptakisic-Tripp Series 2023, 5.25% 5/1/2043	2,635,000	2,720,592
Regional Transn Auth IL Series 2025A, 5% 6/1/2037	355,000	387,505
Springfield IL Elec Rev 3% 3/1/2037	2,000,000	1,790,493
Will Cnty Ill Sch Dist No 086 Joliet Series 2024, 4% 1/1/2049	455,000	398,071
Will Cnty Ill Sch Dist No 114 Manhattan Series 2022, 5.5% 1/1/2049	300,000	313,806
		20,950,425
Special Tax - 1.4%
Bridgeview Fin Corp Ill Salestax Rev Series 2017 A, 5% 12/1/2042	350,000	321,341
Chicago IL Board of Education Series 2016, 5.75% 4/1/2035	1,670,000	1,715,517
Chicago IL Board of Education Series 2017, 5% 4/1/2042	380,000	378,718
Chicago IL Board of Education Series 2017, 5% 4/1/2046	920,000	896,019
Chicago IL Board of Education Series 2023, 5% 4/1/2045	795,000	797,975
Chicago IL Board of Education Series 2023, 5.75% 4/1/2048	8,300,000	8,642,939
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2038	475,000	428,766
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2039	1,000,000	885,863
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2040	265,000	232,312
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2041	1,965,000	1,694,241
Chicago Ill Tran Auth Sales Tax Rcpts Rev 4% 12/1/2049	1,205,000	1,004,372
Chicago Ill Tran Auth Sales Tax Rcpts Rev 5% 12/1/2046	150,000	144,699
Chicago Ill Tran Auth Sales Tax Rcpts Rev 5% 12/1/2057	2,115,000	2,053,216
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2017, 5% 12/1/2051	2,370,000	2,249,765
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2020 A, 4% 12/1/2050 (Build America Mutual Assurance Co Insured)	1,635,000	1,403,751
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2020 A, 4% 12/1/2055	675,000	541,087
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2020 A, 5% 12/1/2045	390,000	381,356
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2020 A, 5% 12/1/2055	360,000	346,550
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2024A, 5% 12/1/2039	7,805,000	8,290,119
Cook Cnty Ill Sales Tax Rev Series 2018, 4% 11/15/2037	750,000	730,174
Cook Cnty Ill Sales Tax Rev Series 2021 A, 4% 11/15/2040	665,000	611,803
Cook Cnty Ill Sales Tax Rev Series 2021 A, 4% 11/15/2041	905,000	821,119
Cook Cnty Ill Sales Tax Rev Series 2022 A, 5.25% 11/15/2045	1,150,000	1,185,778
Illinois St Sales Tax Rev 3% 6/15/2033 (Build America Mutual Assurance Co Insured)	1,920,000	1,743,745
Macon Cnty Ill Sch Dist No 061 Decatur Series 2020 C, 4% 1/1/2035 (Assured Guaranty Ltd Insured)	400,000	400,546
Macon Cnty Ill Sch Dist No 061 Decatur Series 2020 C, 4% 1/1/2045 (Assured Guaranty Ltd Insured)	250,000	221,454
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2030 (National Public Finance Guarantee Corporation Insured) (j)	3,840,000	3,071,917
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2032 (National Public Finance Guarantee Corporation Insured) (j)	11,400,000	8,307,520
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2033 (National Public Finance Guarantee Corporation Insured) (j)	11,815,000	8,191,432
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2035 (j)	50,000	31,142
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2036 (j)	215,000	125,983
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2036 (National Public Finance Guarantee Corporation Insured) (j)	8,240,000	4,828,369
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2037 (National Public Finance Guarantee Corporation Insured) (j)	500,000	274,095
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2038 (j)	420,000	215,336
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2039 (j)	1,235,000	592,372
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2040 (j)	1,040,000	468,716
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2041 (j)	775,000	327,810
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2050 (j)	1,200,000	293,601
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2051 (j)	3,925,000	900,415
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2028 (National Public Finance Guarantee Corporation Insured) (j)	810,000	721,164
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2034 (National Public Finance Guarantee Corporation Insured) (j)	1,600,000	1,081,205
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2035 (National Public Finance Guarantee Corporation Insured) (j)	3,750,000	2,401,638
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2036 (j)	625,000	377,162
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2036 (National Public Finance Guarantee Corporation Insured) (j)	5,000,000	3,017,293
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2037 (j)	200,000	113,306
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2038 (National Public Finance Guarantee Corporation Insured) (j)	1,000,000	528,835
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2039 (j)	455,000	226,042
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2040 (j)	555,000	256,631
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2041 (j)	410,000	177,993
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2043 (Assured Guaranty Municipal Corp Insured) (j)	12,710,000	5,094,600
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2044 (Assured Guaranty Municipal Corp Insured) (j)	250,000	94,085
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2045 (Assured Guaranty Municipal Corp Insured) (j)	9,890,000	3,498,341
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2046 (Assured Guaranty Municipal Corp Insured) (j)	5,625,000	1,867,832
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2047 (Assured Guaranty Municipal Corp Insured) (j)	1,190,000	372,055
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 4% 12/15/2042	3,390,000	3,025,354
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 4% 12/15/2047	4,650,000	3,916,249
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 4% 6/15/2052	16,800,000	13,559,781
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 5% 6/15/2042	1,805,000	1,816,866
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 5% 6/15/2050	14,555,000	14,110,333
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 1998 B, 5.5% 6/15/2029	1,025,000	1,071,797
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2002 A, 0% 12/15/2040 (Assured Guaranty Ltd Insured) (j)	1,300,000	616,876
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 A, 0% 12/15/2056 (j)	1,090,000	193,733
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 0% 12/15/2054 (Build America Mutual Assurance Co Insured) (j)	3,050,000	608,568
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 0% 12/15/2056 (Assured Guaranty Municipal Corp Insured) (j)	4,250,000	755,379
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2025	120,000	120,965
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2026	405,000	415,040
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2027	40,000	41,615
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2028	110,000	113,759
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2031	80,000	82,299
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2032	50,000	51,332
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2034	50,000	51,097
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017A, 0% 12/15/2056 (Build America Mutual Assurance Co Insured) (j)	1,100,000	195,510
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017A, 5% 6/15/2057	3,255,000	3,079,600
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2020A, 4% 6/15/2050	5,725,000	4,692,899
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2020A, 5% 12/15/2045	105,000	104,270
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series A, 0% 12/15/2052 (Assured Guaranty Ltd Insured) (j)	800,000	179,636
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series A, 5% 6/15/2053	895,000	849,708
Regional Transn Auth IL 5.5% 6/1/2027	1,050,000	1,077,977
Regional Transn Auth IL 6% 7/1/2029 (National Public Finance Guarantee Corporation Insured)	4,235,000	4,514,211
Regional Transn Auth IL 6% 7/1/2033 (Financial Guaranty Ins CO Insured)	1,645,000	1,863,959
Regional Transn Auth IL Series 2016 A, 4% 6/1/2046	2,190,000	1,885,887
Sales Tax Securitization Corp Series 2017 A, 5% 1/1/2028	750,000	782,303
Sales Tax Securitization Corp Series 2018C, 5.25% 1/1/2034	1,500,000	1,574,477
Sales Tax Securitization Corp Series 2018C, 5.25% 1/1/2048 (Build America Mutual Assurance Co Insured)	5,640,000	5,716,593
Sales Tax Securitization Corp Series 2023C, 5% 1/1/2031	2,410,000	2,621,049
Sales Tax Securitization Corp Series 2023D, 5% 1/1/2036	1,690,000	1,807,509
Sales Tax Securitization Corp Series 2024 A, 5% 1/1/2037	9,330,000	10,032,881
Sales Tax Securitization Corp Series 2024A, 5% 1/1/2040	1,000,000	1,039,795
Sangamon County Water Reclamation District Gen. Oblig. Series 2019 A, 4% 1/1/2049	400,000	343,280
Village of Bellwood IL Series 2024, 5% 12/1/2038	825,000	834,404
Village of Bellwood IL Series 2024, 5% 12/1/2039	220,000	221,111
Village of Lincolnwood Il Series B, 5.75% 12/1/2043 (h)	1,200,000	1,188,274
Yorkville IL Ucs Svc Area Tax Series 2016, 5% 3/1/2032 (Assured Guaranty Ltd Insured)	740,000	748,852
		171,485,343
Transportation - 0.9%
Chicago IL Midway Arpt Rev Series 2023 C, 5% 1/1/2040 (i)	2,805,000	2,826,650
Chicago IL Midway Arpt Rev Series 2023A, 5.75% 1/1/2048 (Build America Mutual Assurance Co Insured) (i)	1,025,000	1,078,117
Chicago IL Midway Arpt Rev Series A, 5% 1/1/2028 (i)	245,000	246,630
Chicago IL Midway Arpt Rev Series B, 4% 1/1/2035	235,000	232,714
Chicago IL Midway Arpt Rev Series B, 5% 1/1/2036	495,000	496,691
Chicago IL Midway Arpt Rev Series B, 5% 1/1/2037	625,000	626,732
Chicago IL Midway Arpt Rev Series B, 5% 1/1/2046	660,000	656,549
Chicago IL O'Hare Intl Arpt Rev 4% 1/1/2036	2,500,000	2,480,543
Chicago IL O'Hare Intl Arpt Rev 4% 1/1/2036 (Assured Guaranty Municipal Corp Insured)	1,900,000	1,907,768
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2028 (i)	365,000	371,788
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2029 (i)	305,000	310,463
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2030	75,000	76,850
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2031	430,000	440,243
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2031	75,000	76,787
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2032 (i)	330,000	333,971
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2032	265,000	266,796
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2032	80,000	81,824
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2033	405,000	407,543
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2034 (i)	495,000	499,594
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2034	85,000	86,635
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2035	395,000	401,928
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2035 (i)	365,000	367,832
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2036 (i)	450,000	452,758
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2036	145,000	151,307
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2036	90,000	91,099
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037	1,395,000	1,409,624
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037 (i)	245,000	246,081
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037 (i)	245,000	246,081
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037	210,000	217,968
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2038	125,000	126,049
Chicago IL O'Hare Intl Arpt Rev 5.25% 1/1/2029 (i)	40,000	40,961
Chicago IL O'Hare Intl Arpt Rev 5.25% 1/1/2031 (i)	50,000	50,995
Chicago IL O'Hare Intl Arpt Rev Series 2018 B, 5% 1/1/2048	735,000	729,864
Chicago IL O'Hare Intl Arpt Rev Series 2018 B, 5% 1/1/2053	90,000	89,182
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 4% 1/1/2043 (i)	2,500,000	2,227,298
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2037 (i)	3,680,000	3,715,319
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2038 (i)	2,880,000	2,894,694
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2039 (i)	2,415,000	2,417,787
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2048 (i)	1,690,000	1,658,106
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2053 (i)	690,000	675,696
Chicago IL O'Hare Intl Arpt Rev Series 2020A, 4% 1/1/2038	45,000	43,520
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2037 (i)	1,000,000	1,033,669
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2038 (i)	1,000,000	1,028,638
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2039 (i)	1,400,000	1,431,183
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2041 (i)	2,000,000	2,016,311
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 4.5% 1/1/2048 (i)	4,235,000	3,895,379
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 4.625% 1/1/2053 (i)	2,325,000	2,142,613
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 5.5% 1/1/2053 (Assured Guaranty Ltd Insured) (i)	3,950,000	4,037,028
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 5.5% 1/1/2055 (i)	2,540,000	2,601,177
Chicago IL O'Hare Intl Arpt Rev Series 2023, 5% 1/1/2038 (Build America Mutual Assurance Co Insured)	785,000	833,665
Chicago IL O'Hare Intl Arpt Rev Series 2023, 5.25% 1/1/2043 (Build America Mutual Assurance Co Insured)	605,000	630,497
Chicago IL O'Hare Intl Arpt Rev Series 2024 A, 5% 1/1/2036 (i)	795,000	832,168
Chicago IL O'Hare Intl Arpt Rev Series 2024 A, 5% 1/1/2039 (i)	1,780,000	1,835,911
Chicago IL O'Hare Intl Arpt Rev Series 2024 A, 5.5% 1/1/2053 (i)	1,500,000	1,547,396
Chicago IL O'Hare Intl Arpt Rev Series 2024 A, 5.5% 1/1/2059 (i)	2,075,000	2,137,208
Chicago IL O'Hare Intl Arpt Rev Series 2024 B, 5.5% 1/1/2059	4,500,000	4,685,749
Chicago IL O'Hare Intl Arpt Rev Series 2024C, 5% 1/1/2038 (i)	760,000	789,773
Chicago IL O'Hare Intl Arpt Rev Series 2024C, 5% 1/1/2039 (i)	2,250,000	2,327,280
Chicago IL O'Hare Intl Arpt Rev Series 2024C, 5.25% 1/1/2040 (i)	1,285,000	1,348,247
Chicago IL O'Hare Intl Arpt Rev Series 2024E, 5% 1/1/2028 (i)	2,000,000	2,071,115
Chicago IL O'Hare Intl Arpt Rev Series B, 5% 1/1/2035	540,000	542,792
Chicago IL O'Hare Intl Arpt Rev Series B, 5% 1/1/2041	360,000	360,448
Chicago IL O'Hare Intl Arpt Rev Series C, 5% 1/1/2036	1,500,000	1,506,836
Chicago IL O'Hare Intl Arpt Rev Series D, 5% 1/1/2047	2,320,000	2,305,607
Chicago IL O'Hare Intl Arpt Rev Series D, 5% 1/1/2052 (i)	500,000	489,932
Chicago IL O'Hare Intl Arpt Rev Series G, 5% 1/1/2047 (i)	395,000	388,470
Chicago IL O'Hare Intl Arpt Rev Series G, 5% 1/1/2052 (i)	365,000	357,650
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) 5% 7/1/2033 (i)	155,000	158,415
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) 5% 7/1/2038 (i)	715,000	720,352
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) 5% 7/1/2048 (i)	1,180,000	1,122,346
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) Series 2025, 5.5% 7/1/2039 (i)(m)	1,400,000	1,480,794
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) Series 2025, 5.5% 7/1/2041 (i)(m)	1,640,000	1,713,233
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5337, 5% 6/1/2025	75,000	75,002
Illinois St Toll Hwy Auth Hwy Rev 5% 1/1/2040	2,000,000	1,989,714
Illinois St Toll Hwy Auth Hwy Rev 5% 12/1/2031	910,000	916,943
Illinois St Toll Hwy Auth Hwy Rev Series 2014C, 5% 1/1/2037	1,475,000	1,475,051
Illinois St Toll Hwy Auth Hwy Rev Series 2014C, 5% 1/1/2039	1,000,000	999,928
Illinois St Toll Hwy Auth Hwy Rev Series 2015A, 5% 1/1/2037	700,000	700,025
Illinois St Toll Hwy Auth Hwy Rev Series 2017 A, 5% 1/1/2042	5,425,000	5,452,560
Illinois St Toll Hwy Auth Hwy Rev Series 2019 A, 5% 1/1/2040	1,445,000	1,479,186
Illinois St Toll Hwy Auth Hwy Rev Series 2019 A, 5% 1/1/2044	425,000	427,835
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2038	65,000	67,959
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2040	805,000	831,129
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2041	2,135,000	2,191,088
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2045	7,155,000	7,224,711
Western Illinois Economic Development Authority Gen. Oblig. Series 2019B, 4% 12/1/2029	140,000	141,743
Western Illinois Economic Development Authority Gen. Oblig. Series 2019B, 4% 12/1/2030	180,000	181,935
Western Illinois Economic Development Authority Gen. Oblig. Series 2019B, 4% 12/1/2032	250,000	250,174
Western Illinois Economic Development Authority Gen. Oblig. Series 2019B, 4% 12/1/2034	370,000	367,315
Western Illinois Economic Development Authority Gen. Oblig. Series 2019B, 4% 12/1/2036	425,000	410,645
		105,313,862
Water & Sewer - 0.2%
Chicago IL Wastewater Transmission Rev Series 2023A, 5.25% 1/1/2053 (Assured Guaranty Ltd Insured)	1,750,000	1,771,866
Chicago IL Wastewater Transmission Rev Series 2023A, 5.25% 1/1/2058 (Assured Guaranty Municipal Corp Insured)	4,500,000	4,518,345
Chicago IL Wastewater Transmission Rev Series 2023A, 5.5% 1/1/2062 (Assured Guaranty Ltd Insured)	1,050,000	1,071,427
Chicago IL Wastewater Transmission Rev Series 2024A, 5% 1/1/2026	500,000	504,895
Chicago IL Wastewater Transmission Rev Series 2024A, 5% 1/1/2027	600,000	617,028
Chicago IL Wastewater Transmission Rev Series 2024A, 5% 1/1/2028	600,000	625,501
Chicago IL Wastewater Transmission Rev Series A, 5% 1/1/2047	385,000	385,337
Chicago IL Wastewater Transmission Rev Series A, 5.25% 1/1/2042 (Assured Guaranty Ltd Insured)	1,250,000	1,259,230
Chicago IL Wastewater Transmission Rev Series B, 5% 1/1/2036	970,000	981,010
Chicago IL Wastewater Transmission Rev Series B, 5% 1/1/2038	240,000	241,997
Chicago IL Wtr Rev Series 2017 2, 5% 11/1/2032 (Assured Guaranty Ltd Insured)	240,000	247,068
Chicago IL Wtr Rev Series 2017 2, 5% 11/1/2034 (Assured Guaranty Ltd Insured)	1,445,000	1,480,645
Chicago IL Wtr Rev Series 2017 2, 5% 11/1/2037 (Assured Guaranty Ltd Insured)	575,000	584,142
Chicago IL Wtr Rev Series 2017, 5% 11/1/2029	240,000	249,279
Chicago IL Wtr Rev Series 2023 A, 5.25% 11/1/2048 (Assured Guaranty Ltd Insured)	3,720,000	3,793,463
Illinois Fin Auth Rev (IL Wtr State Rev Fund Proj.) Series 2017, 5% 1/1/2029	405,000	417,316
		18,748,549
TOTAL ILLINOIS		732,146,435
Indiana - 0.8%
Education - 0.0%
Ball State University Indiana Series S, 4% 7/1/2036	435,000	426,671
Indiana Fin Auth Edl Facs Rev 5.75% 6/1/2048	1,630,000	1,704,472
Indiana Fin Auth Edl Facs Rev Series 2021, 5% 10/1/2028	50,000	50,451
Indiana Fin Auth Edl Facs Rev Series 2021, 5% 10/1/2033	35,000	34,528
Indiana Fin Auth Student Hsg Rev (Chf Tippecanoe LLC Proj.) Series 2023A, 5% 6/1/2043	855,000	846,641
Indiana Fin Auth Student Hsg Rev (Chf Tippecanoe LLC Proj.) Series 2023A, 5% 6/1/2053	890,000	848,728
Indiana Fin Auth Student Hsg Rev (Chf Tippecanoe LLC Proj.) Series 2023A, 5.125% 6/1/2058	1,700,000	1,640,155
Indiana Secondary Mkt For Ed Lns Inc Student Ln Prog Rev 4.5% 6/1/2039 (i)	215,000	210,107
Purdue University Series DD, 5% 7/1/2034	145,000	151,456
Purdue University Series DD, 5% 7/1/2035	285,000	296,716
Purdue University Series DD, 5% 7/1/2036	310,000	321,635
Purdue University Series DD, 5% 7/1/2037	290,000	299,782
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2019, 4% 4/1/2046	125,000	107,223
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2019, 5% 4/1/2040	125,000	126,415
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2019, 5% 4/1/2043	1,290,000	1,275,339
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2020, 4% 4/1/2037	680,000	653,244
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2020, 5% 4/1/2029	60,000	63,031
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2020, 5% 4/1/2032	50,000	52,468
St Joseph Cnty Ind Edl Fac Rev Series 1996, 6.5% 3/1/2026	210,000	215,498
		9,324,560
Electric Utilities - 0.1%
Indiana Fin Auth Midwestern Disaster Relief Revenue Ohio Vly Elec Corp (Ohio Valley Electric Corp Proj.) Series 2012 A, 4.25% 11/1/2030	3,095,000	3,131,696
Indiana Mun Pwr Agy Pwr Supply Series 2017A, 5% 1/1/2032	225,000	233,857
Indiana Mun Pwr Agy Pwr Supply Series 2017A, 5% 1/1/2034	110,000	113,706
Indiana Mun Pwr Agy Pwr Supply Series 2025A, 5% 1/1/2043	2,250,000	2,346,494
Indiana St Fin Auth Environmental Facs Rev (Indianapolis Pwr & Lt Co Proj.) 0.75% tender 12/1/2038 (c)	210,000	204,624
Indiana St Fin Auth Environmental Facs Rev (Indianapolis Pwr & Lt Co Proj.) 0.95% tender 12/1/2038 (c)(i)	945,000	922,338
Indiana St Fin Auth Environmental Rev (Duke Energy Ind Inc Proj.) 2.85% 10/1/2040 VRDN (c)	3,600,000	3,600,000
		10,552,715
General Obligations - 0.0%
Crown Point IN Multi-Sch Bldg Corp Series 2021, 5% 1/15/2040	1,500,000	1,557,973
Indiana St Fin Auth Rev (Indiana St Proj.) 5.25% 2/1/2032	1,025,000	1,027,094
Westfield Washington Ind Multi (Westfield-Wash Ind Schs Proj.) Series 2024 A, 5.25% 7/15/2037 (Build America Mutual Assurance Co Insured)	1,895,000	2,098,589
		4,683,656
Health Care - 0.2%
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 4.25% 3/1/2049	360,000	299,669
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 5% 3/1/2043	755,000	755,467
Indiana Fin Auth Health Fac Rev (Hendricks Reg Hlth Proj.) Series 2024, 5.25% 3/1/2054	1,660,000	1,641,294
Indiana Fin Auth Health Fac Rev Series 2017 A, 5% 8/15/2051	1,270,000	1,227,587
Indiana Fin Auth Health Fac Rev Series 2024 A, 5.5% 3/1/2044	650,000	667,679
Indiana Fin Auth Health Fac Rev Series 2024 A, 5.75% 3/1/2054	1,635,000	1,677,622
Indiana Fin Auth Health Sys Rev (Franciscan Alliance Proj.) Series 2016 A, 4% 11/1/2051	2,670,000	2,255,013
Indiana Fin Auth Health Sys Rev (Indiana University Health Proj.) Series 2019 B, 2.25% tender 12/1/2058 (c)	35,000	34,946
Indiana Fin Auth Health Sys Rev (Indiana University Health Proj.) Series 2023A, 5% 10/1/2041	1,250,000	1,299,884
Indiana Fin Auth Health Sys Rev (Indiana University Health Proj.) Series 2023A, 5% 10/1/2053	500,000	501,113
Indiana Fin Auth Health Sys Rev Series 2023B 2, 5% tender 10/1/2060 (c)	1,630,000	1,755,086
Indiana Fin Auth Hosp Rev (Indiana University Health Proj.) Series 2011 L, 0.7% tender 12/1/2046 (c)	1,000,000	977,865
Indiana Fin Auth Hosp Rev (Parkview Health System Proj.) 5% 11/1/2028	25,000	26,526
Indiana Fin Auth Hosp Rev (Parkview Health System Proj.) 5% 11/1/2029	80,000	85,907
Indiana Fin Auth Hosp Rev (Parkview Health System Proj.) 5% 11/1/2030	20,000	21,693
Indiana Fin Auth Hosp Rev Series 2020 A, 4% 7/1/2045	1,205,000	1,057,420
Indiana Fin Auth Hosp Rev Series 2022, 4.25% 1/1/2047 (Assured Guaranty Ltd Insured)	535,000	474,707
Indiana Fin Auth Hosp Rev Series 2024A, 5.5% 9/15/2039	700,000	727,702
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2026	160,000	163,421
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2027	185,000	189,416
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2029	185,000	189,111
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2030	170,000	173,611
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2031	100,000	102,012
Indiana St Fin Auth Rev Series 2015A, 5% 3/1/2039	285,000	285,042
Indiana St Fin Auth Rev Series 2018A, 5% 11/15/2053	650,000	587,570
Indiana St Hsg & Cmnty Dev Auth Multifamily Hsg Rev (Glasswater Creek Whitestown Proj Proj.) Series 2020, 5.375% 10/1/2040 (h)	480,000	396,762
		17,574,125
Housing - 0.0%
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) 3% 1/1/2052	905,000	883,344
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) 3% 7/1/2050	300,000	295,025
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) Series 2019 B, 3.5% 1/1/2049	15,000	14,932
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) Series 2020 A, 3.75% 1/1/2049	95,000	94,963
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) Series 2021 A, 5% 1/1/2028	20,000	20,948
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) Series 2021 A, 5% 1/1/2029	20,000	21,223
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) Series 2021 A, 5% 7/1/2028	20,000	21,115
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) Series 2021 A, 5% 7/1/2029	15,000	16,018
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev Series 2020 B 1, 3.25% 7/1/2049	215,000	213,245
		1,580,813
Industrial Development - 0.2%
City of Valparaiso IN Series 2024, 4.5% 1/1/2034 (h)(i)	1,050,000	1,050,888
City of Valparaiso IN Series 2024, 4.875% 1/1/2044 (h)(i)	1,350,000	1,278,122
City of Valparaiso IN Series 2024, 5% 1/1/2054 (h)(i)	2,000,000	1,850,359
Indiana St Fin Auth Environmental Rev Series 2021 A, 4.125% 12/1/2026	1,945,000	1,945,775
Indiana St Fin Auth Pollution Ctl Rev (Ohio Valley Electric Corp Proj.) Series 2010 B, 2.5% 11/1/2030	385,000	357,600
Mount Vernon Ind Environmentalimpt Rev Series 2015, 4.25% tender 9/1/2055 (c)(i)	250,000	251,156
Warrick Cnty Ind Environmental Impt Rev Series 2015, 4.25% tender 9/1/2055 (c)(i)	250,000	251,155
Whiting Ind Environmental Facs (Bp Products North America Inc Proj.) Series 2019A, 5% tender 12/1/2044 (BP PLC Guaranteed) (c)(i)	1,600,000	1,614,004
Whiting Ind Environmental Facs Series 2015, 4.4% tender 11/1/2045 (BP PLC Guaranteed) (c)(i)	2,775,000	2,808,087
		11,407,146
Lease Revenue - 0.0%
Fishers Town Hall Bldg Corp Ind Lease Rent Rev Series 2023 A, 5.75% 1/15/2063	4,110,000	4,469,124
Other - 0.1%
Indiana Fin Auth Edl Facs Rev Series 2022A, 5.5% 7/1/2052	5,600,000	5,595,131
Indiana Fin Auth Student Hsg Rev 5.625% 7/1/2050	500,000	481,963
Indiana Fin Auth Student Hsg Rev Series 2024A, 5% 7/1/2059	725,000	683,934
Indiana Finance Authority 5.5% 10/1/2055	1,600,000	1,673,782
Indiana St Fin Auth Rev Series 2025 A, 5.25% 3/1/2050 (m)	960,000	927,328
Indiana St Fin Auth Rev Series 2025B, 5% 5/1/2040	940,000	925,865
		10,288,003
Resource Recovery - 0.0%
East Chicago Ind Solid Waste Disp Rev Series 1998, 5.5% 9/1/2028 (i)	245,000	236,834
Indiana Fin Auth Exempt Fac Rev 7% 3/1/2039 (f)(h)(i)	350,000	53,894
		290,728
Special Tax - 0.0%
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis Marion Cnty Bldg Auth Proj.) Series 2019 A, 5% 2/1/2049	995,000	1,003,498
Indianapolis Ind Loc Pub Impt Bd Bank Series 2023D, 6% 2/1/2048	1,250,000	1,376,107
Indianapolis Ind Loc Pub Impt Bd Bank Series 2023E, 6.125% 3/1/2057	375,000	388,977
Indianapolis Ind Loc Pub Impt Bd Bank Series 2023F 1, 5.25% 3/1/2067	2,005,000	2,040,033
		4,808,615
Transportation - 0.0%
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2032 (i)	120,000	119,909
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2033 (i)	120,000	119,685
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2034 (i)	150,000	149,743
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2035 (i)	340,000	336,693
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series A-1, 5% 1/1/2026 (i)	125,000	126,279
Indianapolis Ind Loc Pub Impt Bd Bank Series 2015 I, 5% 1/1/2028 (i)	425,000	425,574
Indianapolis Ind Loc Pub Impt Bd Bank Series 2019 D, 5% 1/1/2028 (i)	3,695,000	3,823,616
Northern Indiana Commuter Transportation District Series 2016, 5% 7/1/2041	600,000	605,940
		5,707,439
Water & Sewer - 0.2%
Carmel IN Wtrwks Rev Series 2024 C, 5.25% 5/1/2047	300,000	308,433
Carmel IN Wtrwks Rev Series 2024 C, 5.25% 5/1/2051	1,375,000	1,402,339
Indiana Finance Authority (Citizens Energy Group Water Proj.) Series 2023A, 5% 10/1/2032	2,100,000	2,344,195
Indiana Finance Authority (Citizens Energy Group Water Proj.) Series 2023A, 5% 10/1/2033	1,400,000	1,569,828
Indiana Finance Authority 5.25% 10/1/2047	1,900,000	1,961,102
Indiana Finance Authority Series 2016 A, 5% 10/1/2046	2,800,000	2,815,320
Indiana Finance Authority Series 2021 2, 5% 10/1/2041	1,235,000	1,274,085
Indiana Finance Authority Series 2023A, 5% 10/1/2035	1,100,000	1,214,631
Indiana Finance Authority Series 2023A, 5% 10/1/2036	1,000,000	1,095,770
Indiana Finance Authority Series 2023A, 5% 10/1/2037	625,000	678,387
Indiana Finance Authority Series 2023A, 5% 10/1/2039	1,000,000	1,066,608
		15,730,698
TOTAL INDIANA		96,417,622
Iowa - 0.1%
Education - 0.0%
Iowa Higher Ed Ln Auth Rev (Des Moines Iowa University Proj.) Series 2020, 4% 10/1/2045	650,000	560,667
Iowa Higher Ed Ln Auth Rev (Des Moines Iowa University Proj.) Series 2020, 4% 10/1/2050	120,000	99,154
Iowa Higher Ed Ln Auth Rev (Dubuque University IA Proj.) Series 2025, 5.25% 10/1/2040	1,895,000	1,927,338
Iowa Higher Ed Ln Auth Rev 5% 10/1/2047	180,000	178,946
Iowa Higher Ed Ln Auth Rev Series 2022, 4.75% 10/1/2042	170,000	166,634
Iowa Higher Ed Ln Auth Rev Series 2022, 5.375% 10/1/2052	200,000	201,635
Iowa Student Ln Liquidity Corp Series 2019 B, 3% 12/1/2039 (i)	30,000	28,163
Iowa Student Ln Liquidity Corp Series 2019 B, 5% 12/1/2029 (i)	740,000	769,976
Iowa Student Ln Liquidity Corp Series 2019 C, 3.5% 12/1/2044 (i)	1,250,000	933,605
Iowa Student Ln Liquidity Corp Series 2024 C, 5% 12/1/2054 (i)	295,000	258,451
		5,124,569
General Obligations - 0.0%
Coralville Iowa Series 2017B, 4.25% 5/1/2037	150,000	125,883
Waukee IA Cmnty Sch Dist 2% 6/1/2037	1,000,000	734,745
		860,628
Health Care - 0.0%
Iowa Fin Auth Health Facs Rev (Unitypoint Health Proj.) Series 2013B 2, 2.8% 2/15/2039, LOC TD Bank NA VRDN (c)	800,000	800,000
Iowa Fin Auth Rev (Unitypoint Health Proj.) Series 2018B, 5% 2/15/2048	205,000	205,001
Iowa Fin Auth Sr Hsg Rev Series 2018A, 5% 3/1/2033	165,000	165,497
Iowa Fin Auth Sr Hsg Rev Series 2018A, 5% 3/1/2038	130,000	126,955
Iowa Fin Auth Sr Hsg Rev Series 2018A, 5% 3/1/2048	240,000	214,944
		1,512,397
Housing - 0.0%
Iowa Fin Auth Single Family Mtg Rev (IA Single Family Mortgage Proj.) Series 2018 A, 4% 7/1/2047	65,000	65,038
Iowa Fin Auth Single Family Mtg Rev (IA Single Family Mortgage Proj.) Series 2021 A, 3% 1/1/2047	520,000	513,485
Iowa Fin Auth Single Family Mtg Rev Series 2020 A, 3.75% 1/1/2050	605,000	604,781
		1,183,304
Industrial Development - 0.0%
Iowa Fin Auth Midwestern Disaster Area Rev (Iowa Fertilizer Co LLC Proj.) Series 2022, 5% 12/1/2050 (OCI NV Guaranteed) (Pre-refunded to 12/1/2032 at 100)	1,130,000	1,269,541
Other - 0.0%
Coralville Iowa 5% 5/1/2042	300,000	282,266
Tobacco Bonds - 0.1%
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021 B1 CLASS 2, 4% 6/1/2049	725,000	725,000
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2034	705,000	696,824
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2036	705,000	686,471
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2039	705,000	666,376
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2049	1,290,000	1,094,728
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 5% 6/1/2032	635,000	669,013
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021B 2 CL 2, 0% 6/1/2065 (j)	9,100,000	1,338,510
		5,876,922
TOTAL IOWA		16,109,627
Kansas - 0.2%
Education - 0.0%
Sedgwick Cnty KS Pub Bldg Commn Rev Series 2014 3, 5% 2/1/2039	1,050,000	1,051,165
Sedgwick Cnty KS Pub Bldg Commn Rev Series 2014 3, 5% 2/1/2044	725,000	725,758
		1,776,923
Electric Utilities - 0.0%
Wyandotte Cnty Kansas City Util Sys Rev Series 2016A, 5% 9/1/2040	480,000	480,703
Wyandotte Cnty Kansas City Util Sys Rev Series 2016A, 5% 9/1/2045	725,000	697,066
		1,177,769
General Obligations - 0.0%
Lyon Cnty Kans Uni Sch Dist No 253 Emporia 4% 9/1/2039	640,000	608,042
Lyon Cnty Kans Uni Sch Dist No 253 Emporia Series 2019, 4% 9/1/2033	110,000	110,759
Sedgwick Cnty KS Usd #266 Series 2019 A, 4% 9/1/2031	240,000	243,190
Sedgwick Cnty KS Usd #266 Series 2019 A, 4% 9/1/2032	180,000	181,713
		1,143,704
Health Care - 0.1%
Hutchinson Kans Hosp Facs Rev Series 2016, 5% 12/1/2036	275,000	245,201
Hutchinson Kans Hosp Facs Rev Series 2016, 5% 12/1/2041	300,000	245,985
Lenexa KS Health Care Fac Rev Series 2018 A, 5% 5/15/2030	175,000	176,308
Lenexa KS Health Care Fac Rev Series 2018 A, 5% 5/15/2032	160,000	160,903
Lenexa KS Health Care Fac Rev Series 2018 A, 5% 5/15/2039	165,000	160,661
University Kansas Hosp Auth Hlth Fac Rev (University of Kansas Hospital Authority Proj.) Series 2019A, 5% 9/1/2048	4,640,000	4,676,458
Wichita Kans Health Care Facs Rev Series 2018 I, 4.625% 5/15/2041	30,000	25,925
Wichita Kans Health Care Facs Rev Series 2018 I, 5% 5/15/2033	230,000	226,953
Wichita Kans Health Care Facs Rev Series 2018 I, 5% 5/15/2038	365,000	344,456
Wichita Kans Health Care Facs Rev Series 2018 I, 5% 5/15/2047	150,000	126,129
		6,388,979
Lease Revenue - 0.0%
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2032	215,000	221,757
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2033	230,000	236,503
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2034	240,000	246,002
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2036	265,000	269,975
		974,237
Other - 0.0%
Topeka Kans Health Care Facs Rev 6.25% 12/1/2042	340,000	343,799
Topeka Kans Health Care Facs Rev 6.5% 12/1/2052	630,000	632,458
		976,257
Special Tax - 0.1%
City of Overland Park KS 6.5% 11/15/2042 (h)	4,850,000	5,029,514
Kansas St Dept Transn Hwy Rev Series 2025A, 5% 9/1/2033 (m)	7,515,000	8,471,393
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2038	295,000	298,332
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2044	495,000	482,862
Overland Park KS Dev Corp Rev Series 2019, 5% 3/1/2049	975,000	924,165
Wyandotte Cnty Kansas City KA Unified Gov Spl Oblig Rev Series 2015, 0% 9/1/2034 (h)(j)	2,100,000	1,099,732
Wyandotte Cnty Kansas City KA Unified Gov Spl Oblig Rev Series A, 5.75% 9/1/2032	780,000	722,176
Wyandotte County-Kansas City Unified Government Series 2018, 4.5% 6/1/2040	70,000	65,939
		17,094,113
TOTAL KANSAS		29,531,982
Kentucky - 0.9%
Education - 0.0%
Boyle Cnty KY Edl Facs Rev (Centre College Proj.) Series 2017, 5% 6/1/2037	115,000	116,211
Campbellsville KY Indl Bldg Rev Series 2017, 5% 3/1/2039	300,000	277,695
Columbia KY Edl Dev Rev Series 2019, 5% 12/1/2033	300,000	298,902
Kentucky Higher Ed Student Ln Corp Student Ln Rev Series 2019B 1, 5% 6/1/2036 (i)	1,380,000	1,420,528
Kentucky State University Series 2021, 4% 11/1/2051	45,000	38,438
		2,151,774
Electric Utilities - 0.0%
Carroll Cnty KY Pollution Ctl Rev (Kentucky Utilities Co Proj.) Series 2016 A, 1.55% tender 9/1/2042 (c)	500,000	482,072
Kentucky St Mun Pwr Agy Pwr Sys Rev Series 2019 A, 4% 9/1/2045	750,000	633,448
Louisville/Jefferson Cnty KY Metro Govt Polluction Ctl Rev Series 2005 A, 1.75% tender 2/1/2035 (c)	1,385,000	1,352,479
Trimble Cnty KY Pollutn Ctl (Louisville Gas & Electric Co Proj.) Series 2016 A, 1.3% tender 9/1/2044 (c)(i)	2,500,000	2,299,861
		4,767,860
General Obligations - 0.6%
Kentucky Inc KY Pub Energy Auth Gas Supply Rev 5% tender 5/1/2055 (Goldman Sachs Group Inc/The Guaranteed) (c)	4,615,000	4,784,436
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2018 C 1, 4% tender 12/1/2049 (Morgan Stanley Guaranteed) (c)	18,070,000	18,070,000
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2019C 1, 4% tender 2/1/2050 (Morgan Stanley Guaranteed) (c)	3,435,000	3,431,353
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2020 A, 4% 6/1/2025 (BP PLC Guaranteed)	40,000	40,000
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2020 A, 4% tender 12/1/2050 (BP PLC Guaranteed) (c)	6,810,000	6,827,122
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2022 A 2, U.S. SOFR Index + 1.2%, 4.101% tender 8/1/2052 (c)(e)	1,950,000	1,939,117
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024 A1, 5.25% tender 4/1/2054 (Morgan Stanley Guaranteed) (c)	7,970,000	8,431,700
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024B, 5% tender 1/1/2055 (c)	3,600,000	3,784,523
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2025A, 5.25% tender 6/1/2055 (Morgan Stanley Guaranteed) (c)	1,500,000	1,573,065
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2026	125,000	127,063
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2028	65,000	68,704
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2029	765,000	809,091
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2030	70,000	73,488
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2031	30,000	31,508
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2032	190,000	199,221
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2033	170,000	177,803
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2034	190,000	198,222
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2035	115,000	118,740
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2036	100,000	102,947
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2038	255,000	260,574
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 4% 11/1/2034	80,000	80,191
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 4% 11/1/2035	25,000	24,877
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 4% 11/1/2036	65,000	63,913
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 4% 11/1/2037	80,000	77,688
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 4% 11/1/2038	35,000	33,184
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 5% 11/1/2029	285,000	301,574
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 5% 11/1/2030	120,000	126,936
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series A, 5% 8/1/2027	25,000	25,076
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series B, 5% 11/1/2027	70,000	71,694
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series SR A, 5% 10/1/2035	2,250,000	2,507,909
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series SR A, 5% 10/1/2039	1,410,000	1,498,355
Kentucky St Tpk Auth Economic (Kentucky St Proj.) Series 2024A, 5% 7/1/2027	2,250,000	2,347,631
		58,207,705
Health Care - 0.3%
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 4% 2/1/2033	170,000	164,664
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 4% 2/1/2035	135,000	127,429
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 4% 2/1/2036	50,000	46,614
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 4% 2/1/2037	35,000	32,349
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 4% 2/1/2038	195,000	177,864
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 5% 2/1/2028	175,000	180,728
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 5% 2/1/2032	100,000	101,869
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) 5% 2/1/2040	65,000	63,714
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) Series 2019, 3% 2/1/2040 (Assured Guaranty Municipal Corp Insured)	1,110,000	923,057
Kentucky Econ Dev Fin Auth (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2049	2,590,000	2,488,548
Kentucky Econ Dev Fin Auth (CommonSpirit Health Proj.) Series 2019A 1, 5% 8/1/2033	55,000	57,459
Kentucky Econ Dev Fin Auth (CommonSpirit Health Proj.) Series 2019A 1, 5% 8/1/2044	1,260,000	1,239,695
Kentucky Econ Dev Fin Auth Hlth Care Rev Series 2012, 5.375% 11/15/2042	635,000	526,413
Kentucky Econ Dev Fin Auth Hlth Care Rev Series 2012, 5.5% 11/15/2045	230,000	186,590
Kentucky Econ Dev Fin Auth Hlth Care Rev Series 2016 A, 6.25% 11/15/2046	590,000	408,815
Kentucky Econ Dev Fin Auth Hlth Care Rev Series 2016 A, 6.375% 11/15/2051	820,000	554,503
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Baptist Healthcare System Obligated Group Proj.) 5% 8/15/2032	150,000	154,059
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Baptist Healthcare System Obligated Group Proj.) 5% 8/15/2033	75,000	76,799
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Baptist Healthcare System Obligated Group Proj.) 5% 8/15/2035	85,000	86,551
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Baptist Healthcare System Obligated Group Proj.) 5% 8/15/2041	900,000	902,901
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Baptist Healthcare System Obligated Group Proj.) Series 2017 B, 5% 8/15/2046	570,000	560,713
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) 5.25% 6/1/2050	3,405,000	3,279,232
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2015B, 5% 6/1/2025	5,000	5,000
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2015B, 5% 6/1/2026	5,000	5,002
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2015B, 5% 6/1/2027	5,000	5,004
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2015B, 5% 6/1/2028	5,000	5,003
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2015B, 5% 6/1/2029	5,000	5,003
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2015B, 5% 6/1/2030	5,000	5,003
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2017 A, 5% 6/1/2037	2,180,000	2,185,656
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2017 A, 5% 6/1/2041	1,995,000	1,952,674
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2017 A, 5% 6/1/2045	3,320,000	3,202,432
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2017 A, 5.25% 6/1/2041	2,005,000	2,006,768
Kentucky Econ Dev Fin Auth Series 2016 A, 5% 5/15/2046	995,000	765,605
Kentucky Econ Dev Fin Auth Series 2016 A, 5% 5/15/2051	520,000	380,520
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 4% 10/1/2039	240,000	220,665
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% 10/1/2033	245,000	247,801
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% 10/1/2037	1,525,000	1,565,040
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% 10/1/2038	360,000	367,343
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% tender 10/1/2047 (c)	505,000	534,997
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% tender 10/1/2047 (c)	420,000	428,204
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) Series 2016 A, 5% 10/1/2026	360,000	367,856
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) Series 2020A, 3% 10/1/2043	3,785,000	2,788,625
Louisville & Jefferson Cnty KY Metro Govt Hosp Rev Series 2022A, 5% 5/15/2047 (Assured Guaranty Ltd Insured)	2,500,000	2,485,010
		31,869,777
Other - 0.0%
Boyle Cnty KY Edl Facs Rev Series 2023A, 5.25% 6/1/2049	700,000	705,091
Resource Recovery - 0.0%
Carroll Cnty KY Environmental Facs Rev (Kentucky Utilities Co Proj.) Series 2006 B, 2.125% 10/1/2034 (i)	1,540,000	1,209,334
City of Henderson KY Series 2022 A, 4.45% 1/1/2042 (h)(i)	300,000	274,454
City of Henderson KY Series 2022 A, 4.7% 1/1/2052 (h)(i)	1,100,000	977,868
City of Henderson KY Series 2022B, 4.45% 1/1/2042 (h)(i)	1,010,000	925,046
City of Henderson KY Series 2022B, 4.7% 1/1/2052 (h)(i)	1,535,000	1,364,571
		4,751,273
Special Tax - 0.0%
Kentucky Economic Dev Fin Auth Louisville Arena Proj Rev (Louisville Arena Authority Inc Proj.) Series 2017 A, 5% 12/1/2045 (Assured Guaranty Ltd Insured)	940,000	940,310
Kentucky Economic Dev Fin Auth Louisville Arena Proj Rev (Louisville Arena Authority Inc Proj.) Series 2017 A, 5% 12/1/2047 (Assured Guaranty Ltd Insured)	190,000	186,374
		1,126,684
Transportation - 0.0%
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2028	195,000	196,577
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2031	185,000	186,324
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2032	185,000	186,254
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2033	75,000	75,471
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) Series 2019, 5% 1/1/2038	45,000	46,422
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) Series 2019, 5% 1/1/2039	45,000	46,164
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) Series 2019, 5% 1/1/2044	125,000	125,802
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) Series 2019, 5% 1/1/2049	160,000	158,767
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) Series 2024 A, 5.25% 1/1/2049 (i)	850,000	861,917
		1,883,698
TOTAL KENTUCKY		105,463,862
Louisiana - 0.5%
Education - 0.0%
Jefferson Parish LA Economic Dev & Port Dist Rev Series 2018A, 5.5% 6/15/2038 (h)	335,000	331,573
Jefferson Parish LA Economic Dev & Port Dist Rev Series 2018A, 5.625% 6/15/2048 (h)	395,000	376,502
Louisiana Loc Govt Environmental Facs & Cmnty Dv Auth Series 2018, 5% 10/1/2048 (Assured Guaranty Ltd Insured)	545,000	543,391
Louisiana Pub Facs Auth Rev (Loyola University, LA Proj.) Series 2017, 5.25% 10/1/2046 (k)	2,110,000	2,097,232
Louisiana Pub Facs Auth Rev (Tulane Univ, LA Proj.) Series 2016 A, 5% 12/15/2028	245,000	251,909
Louisiana Pub Facs Auth Rev (Tulane Univ, LA Proj.) Series 2016 A, 5% 12/15/2029	240,000	246,468
Louisiana Pub Facs Rev (Loyola University, LA Proj.) Series 2021, 4% 10/1/2041	235,000	207,773
Louisiana Pub Facs Rev (Tulane Univ, LA Proj.) Series 2020 A, 5% 4/1/2045	1,045,000	1,056,806
		5,111,654
Escrowed/Pre-Refunded - 0.0%
New Orleans LA Sew Svc Rev Series 2015, 5% 6/1/2040 (Pre-refunded to 6/1/2025 at 100)	440,000	440,000
New Orleans LA Sew Svc Rev Series 2015, 5% 6/1/2045 (Pre-refunded to 6/1/2025 at 100)	400,000	400,000
		840,000
General Obligations - 0.0%
Shreveport LA Gen. Oblig. Series 2024, 5% 3/1/2054	3,235,000	3,204,086
Health Care - 0.0%
Louisiana Loc Govt Environmental Facs & Cmnty Dev Auth Retirement Facs Rev Series 2019A, 5% 1/1/2049	595,000	411,961
Louisiana Loc Govt Environmental Facs & Cmnty Series 2015A, 6% 11/15/2035	120,000	120,058
Louisiana Loc Govt Environmental Facs & Cmnty Series 2015A, 6.25% 11/15/2045	765,000	739,376
Louisiana Loc Govt Environmental Facs & Cmnty Series A, 5.625% 6/1/2045	955,000	737,299
Louisiana Pub Fac Auth Hsp Rev (Louisiana Childrens Hospital Proj.) Series 2020 A, 3% 6/1/2050 (Assured Guaranty Municipal Corp Insured)	2,190,000	1,468,854
Louisiana Pub Facs Auth Rev (Ochsner Clinic Foundation Proj.) Series 2015, 5% 5/15/2047	300,000	294,652
Louisiana Pub Facs Rev (Christus Health Proj.) Series 2018 E, 5% 7/1/2032	95,000	99,090
Louisiana Pub Facs Rev (Christus Health Proj.) Series 2018 E, 5% 7/1/2033	75,000	77,913
Louisiana Pub Facs Rev (Christus Health Proj.) Series 2018 E, 5% 7/1/2034	90,000	93,145
Louisiana Pub Facs Rev (Ochsner Clinic Foundation Proj.) Series 2017, 5% 5/15/2027	55,000	56,819
Louisiana Pub Facs Rev Series 2017, 4% 5/15/2042	750,000	680,092
		4,779,259
Housing - 0.1%
Louisiana Hsg Corp Single Family Mtg Rev (LA Home Ownership Proj.) 5.75% 12/1/2053	690,000	739,489
Louisiana Loc Govt Environmental Facs & Cmnty Dv Auth Series 2019 A, 5% 7/1/2029 (h)	95,000	93,668
Louisiana Loc Govt Environmental Facs & Cmnty Dv Auth Series 2019 A, 5% 7/1/2039 (h)	255,000	226,441
Louisiana Loc Govt Environmental Facs & Cmnty Dv Auth Series 2019 A, 5% 7/1/2054 (h)	410,000	324,211
Louisiana Pub Facs Auth Lease Series 2016 A, 5% 7/1/2046	1,145,000	1,108,715
Louisiana Pub Facs Rev Series 2020 A 1, 5.1% 1/1/2057 (h)	1,980,000	1,540,596
Louisiana Pub Facs Rev Series 2020 A 1, 5.375% 1/1/2040 (h)	860,000	775,677
Louisiana Pub Facs Rev Series 2020 A 1, 5.5% 1/1/2050 (h)	590,000	502,697
		5,311,494
Industrial Development - 0.2%
Louisiana Loc Govt Environmental Facs & Cmnty Dv Auth Series 2017, 3.5% 11/1/2032	2,000,000	1,894,692
Louisiana St Offshore Term Auth Deepwtr Prot Rev Series 2013A, 4.2% tender 9/1/2033 (c)	1,000,000	999,562
St James Parish LA Rev (Nustar Logistics Lp Proj.) Series 2008, 6.1% tender 6/1/2038 (c)(h)	740,000	786,664
St James Parish LA Rev (Nustar Logistics LP Proj.) Series 2010, 6.35% 7/1/2040 (h)	750,000	803,720
St James Parish LA Rev (Nustar Logistics Lp Proj.) Series 2010B, 6.1% tender 12/1/2040 (c)(h)	975,000	1,036,671
St James Parish LA Rev (Nustar Logistics Lp Proj.) Series 2011, 5.85% tender 8/1/2041 (c)(h)	1,410,000	1,410,000
St John Baptist Parish LA Rev (Conocophillips Inc Proj.) 4.05% tender 6/1/2037 (c)	2,000,000	1,999,911
St John Baptist Parish LA Rev (Conocophillips Inc Proj.) Series 2017B 2, 2.375% tender 6/1/2037 (c)	1,790,000	1,758,552
St John Baptist Parish LA Rev (ConocoPhillips Proj.) 2.2% 6/1/2037 (c)	2,380,000	2,333,829
St John Baptist Parish LA Rev Series 2017 C, 3.3% tender 6/1/2037 (c)	4,075,000	3,992,671
		17,016,272
Other - 0.0%
Capital Area Finance Authority 6.5% 4/1/2054	2,055,000	2,274,033
Port New Orlns LA Brd Commrs Port Fac Rev 5.5% 4/1/2051 (i)	410,000	422,952
Port New Orlns LA Brd Commrs Port Fac Rev 5.5% 4/1/2054 (i)	530,000	545,243
		3,242,228
Resource Recovery - 0.0%
LA Pfa Swd Rev Series 2023, 6.75% tender 10/1/2053 (c)(h)(i)	2,800,000	2,954,711
Special Tax - 0.0%
Lafayette Parish LA Sch Brd 4% 4/1/2048	1,900,000	1,656,631
Lafayette Parish LA Sch Brd 4% 4/1/2053	1,900,000	1,631,096
Louisiana St Gas & Fuel Tax Rv 3% 5/1/2043, LOC Toronto-Dominion Bank/NY VRDN (c)	500,000	500,000
		3,787,727
Transportation - 0.2%
Louisiana Pub Facs Rev Series 2024, 5% 9/1/2066 (i)	3,500,000	3,305,873
Louisiana Pub Facs Rev Series 2024, 5.5% 9/1/2054 (i)	500,000	508,942
Louisiana Pub Facs Rev Series 2024, 5.75% 9/1/2064 (i)	8,410,000	8,674,745
New Orleans Aviation Board Series 2018A, 5% 10/1/2048 (Assured Guaranty Ltd Insured)	255,000	256,406
New Orleans LA Aviation Board 5% 1/1/2027 (i)	60,000	61,466
New Orleans LA Aviation Board 5% 1/1/2027 (i)	50,000	51,222
New Orleans LA Aviation Board 5% 1/1/2028 (i)	90,000	91,743
New Orleans LA Aviation Board 5% 1/1/2028 (i)	30,000	30,581
New Orleans LA Aviation Board 5% 1/1/2031 (i)	80,000	81,166
New Orleans LA Aviation Board 5% 1/1/2032 (i)	50,000	50,602
New Orleans LA Aviation Board 5% 1/1/2033 (i)	125,000	126,338
New Orleans LA Aviation Board 5% 1/1/2033 (i)	85,000	85,910
New Orleans LA Aviation Board 5% 1/1/2034 (i)	150,000	151,392
New Orleans LA Aviation Board 5% 1/1/2034 (i)	25,000	25,231
New Orleans LA Aviation Board 5% 1/1/2035 (i)	50,000	50,388
New Orleans LA Aviation Board 5% 1/1/2036 (i)	115,000	115,705
New Orleans LA Aviation Board 5% 1/1/2037 (i)	705,000	708,111
New Orleans LA Aviation Board 5% 1/1/2037 (i)	185,000	185,816
New Orleans LA Aviation Board 5% 1/1/2038 (i)	365,000	365,854
New Orleans LA Aviation Board Series 2017 A, 5% 1/1/2043	550,000	550,929
New Orleans LA Aviation Board Series 2017 B, 5% 1/1/2048 (i)	1,080,000	1,058,205
		16,536,625
Water & Sewer - 0.0%
East Baton Rouge LA Swr Commn Series 2021A, 1.3% tender 2/1/2041 (c)	2,010,000	1,849,615
Shreveport LA Wtr & Swr Rev Series 2017A, 5% 12/1/2041 (Assured Guaranty Ltd Insured)	565,000	567,579
Shreveport LA Wtr & Swr Rev Series 2019 B, 4% 12/1/2044 (Assured Guaranty Ltd Insured)	210,000	183,201
Shreveport LA Wtr & Swr Rev Series 2019 B, 4% 12/1/2049 (Assured Guaranty Ltd Insured)	265,000	223,579
		2,823,974
TOTAL LOUISIANA		65,608,030
Maine - 0.1%
Education - 0.1%
Maine Fin Auth Student Ln Rev Series 2021 A 1, 5% 12/1/2028 (Assured Guaranty Ltd Insured) (i)	105,000	109,214
Maine Fin Auth Student Ln Rev Series 2021 A 1, 5% 12/1/2029 (Assured Guaranty Ltd Insured) (i)	105,000	109,166
Maine Fin Auth Student Ln Rev Series 2021 A 1, 5% 12/1/2030 (Assured Guaranty Ltd Insured) (i)	105,000	109,701
Maine Fin Auth Student Ln Rev Series CL A 20244 1, 4.5% 12/1/2038 (Assured Guaranty Ltd Insured) (i)	960,000	930,335
Maine Fin Auth Student Ln Rev Series CL A 20244 1, 4.5% 12/1/2039 (Assured Guaranty Ltd Insured) (i)	860,000	825,840
Maine Fin Auth Student Ln Rev Series CL A 20244 1, 5% 12/1/2045 (Assured Guaranty Ltd Insured) (i)	300,000	297,166
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) 4% 7/1/2051	1,000,000	844,529
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2025	55,000	55,017
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2031	85,000	85,476
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2032	60,000	60,181
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2034	125,000	123,923
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2026	40,000	40,699
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2028	65,000	67,096
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2029	50,000	51,428
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2033	140,000	143,557
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2035	90,000	91,998
Maine Health & Higher Edl Facs Auth Rev Series 2017 A, 5% 7/1/2047	1,000,000	970,342
Maine Health & Higher Edl Facsauth Rev (Northeastern University Proj.) Series 2024B, 5.25% 10/1/2054	3,985,000	4,057,515
		8,973,183
General Obligations - 0.0%
Auburn ME 2.25% 11/1/2039	2,640,000	1,822,308
Brunswick ME 2.375% 11/1/2037	330,000	255,776
		2,078,084
Health Care - 0.0%
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2030	65,000	68,151
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2031	60,000	62,759
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2034	110,000	114,082
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2035	155,000	160,185
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2036	180,000	185,383
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2037	170,000	174,397
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2018A, 5% 7/1/2038	125,000	127,657
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2020A, 4% 7/1/2036	315,000	313,095
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2020A, 4% 7/1/2037	255,000	249,809
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2020A, 4% 7/1/2038	265,000	254,957
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2020A, 4% 7/1/2039	330,000	313,114
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2020A, 4% 7/1/2040	465,000	434,092
Maine Health & Higher Edl Facs Auth Rev (Mainehealth Proj.) Series 2020A, 4% 7/1/2050	1,660,000	1,400,651
Maine Health & Higher Edl Facs Auth Rev (Northern Light Health Proj.) Series 2016A, 4% 7/1/2041	350,000	277,088
		4,135,420
Housing - 0.0%
Maine Hsg Auth Mtg Series 2020 C, 4% 11/15/2050	335,000	335,834
Resource Recovery - 0.0%
Maine Fin Auth Rev Series 2021, 8% 12/1/2051 (f)(g)(h)(i)	900,000	90,000
Maine Fin Auth Solid Waste Dis Series 2024, 4.625% tender 12/1/2047 (c)(h)(i)	1,005,000	978,525
		1,068,525
Transportation - 0.0%
Maine Turnpike Auth Rev Bonds 5% 7/1/2032	125,000	125,179
Maine Turnpike Auth Rev Bonds 5% 7/1/2038	80,000	80,115
Maine Turnpike Auth Rev Bonds Series 2018, 5% 7/1/2033	40,000	41,915
Maine Turnpike Auth Rev Bonds Series 2018, 5% 7/1/2034	55,000	57,413
Maine Turnpike Auth Rev Bonds Series 2018, 5% 7/1/2035	60,000	62,428
Maine Turnpike Auth Rev Bonds Series 2018, 5% 7/1/2036	110,000	114,124
Maine Turnpike Auth Rev Bonds Series 2018, 5% 7/1/2047	30,000	30,305
		511,479
TOTAL MAINE		17,102,525
Maryland - 1.2%
Education - 0.1%
Frederick Cnty MD Edl Facs Rev Series 2017 A, 5% 9/1/2045 (h)	500,000	452,493
Maryland Economic Dev Corp St (Umd Stud Hsg Proj.) 5% 6/1/2043 (Assured Guaranty Municipal Corp Insured)	240,000	240,152
Maryland Economic Dev Corp St Series 2020, 5% 7/1/2056	1,900,000	1,812,582
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 4% 6/1/2038	500,000	453,421
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 4% 6/1/2046	1,050,000	877,492
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 4% 6/1/2051	2,345,000	1,888,366
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 4% 6/1/2055	1,020,000	802,643
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 5% 6/1/2029	125,000	129,704
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 5% 6/1/2031	20,000	20,900
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 5% 6/1/2033	320,000	330,420
Maryland Health & Higher Educational Facilities Authority Series 2023, 5.25% 7/1/2033 (h)	400,000	406,944
University MD Sys Auxiliary Fac & Tuition Series 2024 A, 4% 4/1/2043	1,160,000	1,078,636
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2027	315,000	320,498
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2028	335,000	340,577
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2029	355,000	360,658
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2030	375,000	380,423
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2031	110,000	111,467
		10,007,376
General Obligations - 0.3%
Anne Arundel Cnty MD Gen. Oblig. Series 2021, 3% 10/1/2037	2,540,000	2,227,155
Anne Arundel Cnty MD Gen. Oblig. Series 2023, 5% 10/1/2046	2,195,000	2,279,722
Anne Arundel Cnty MD Gen. Oblig. Series 2024, 4% 10/1/2053	500,000	445,392
City of Baltimore MD 5% 6/1/2051	600,000	565,410
Frederick Cnty MD Gen. Oblig. Series 2021 A, 1.75% 10/1/2036	1,250,000	930,884
Maryland St Stad Auth Hagerstown Multi-Use Sports & Events Fac Lease Rev (State of Maryland Proj.) Series 2022 A, 5% 6/1/2047	5,050,000	5,113,256
Maryland St Stad Auth Hagerstown Multi-Use Sports & Events Fac Lease Rev (State of Maryland Proj.) Series 2022 A, 5% 6/1/2052	1,195,000	1,197,832
Montgomery Cnty MD Gen. Oblig. Series 2021 A, 2% 8/1/2041	3,000,000	2,003,325
Prince Georges Cty MD Ctf Part (Prince Georges County MD Proj.) 5% 10/1/2027	1,740,000	1,824,491
State of Maryland Gen. Oblig. Series 2018 A, 5% 3/15/2026	1,000,000	1,016,456
Washington Suburban Sanitary Dist MD 4% 6/1/2045	1,475,000	1,377,299
Washington Suburban Sanitary Dist MD Series 2016 SECOND, 5% 6/1/2038	2,485,000	2,507,717
Washington Suburban Sanitary Dist MD Series 2025, 4% 6/1/2051	4,000,000	3,617,601
Washington Suburban Sanitary Dist MD Series A, 3.05% 6/1/2027 (Liquidity Facility TD Bank NA) VRDN (c)	3,600,000	3,600,000
		28,706,540
Health Care - 0.3%
Baltimore Cnty MD Crest Vlg (Oak Crest Village Inc Proj.) 4% 1/1/2045	250,000	214,664
City of Rockville MD (Ingleside At King Farm Proj.) Series 2017 A-2, 5% 11/1/2035	140,000	139,122
City of Rockville MD (Ingleside At King Farm Proj.) Series B, 5% 11/1/2042	1,280,000	1,178,432
City of Rockville MD Series 2017 B, 4.25% 11/1/2037	55,000	49,420
City of Rockville MD Series 2017 B, 4.5% 11/1/2043	275,000	235,123
City of Rockville MD Series 2017 B, 5% 11/1/2047	935,000	829,395
City of Rockville MD Series A 1, 5% 11/1/2031	210,000	211,346
City of Rockville MD Series A 2, 5% 11/1/2029	70,000	70,645
City of Rockville MD Series A 2, 5% 11/1/2031	85,000	85,545
City of Rockville MD Series A 2, 5% 11/1/2032	70,000	70,330
City of Rockville MD Series A-1, 5% 11/1/2037	315,000	307,018
Maryland Health & Higher Educational Facilities Authority (Greater Baltimore Med Ctr, MD Proj.) Series 2021 A, 3% 7/1/2051	2,815,000	1,906,470
Maryland Health & Higher Educational Facilities Authority (Johns Hopkins Health Sys Corp Proj.) 2.95% 6/1/2048, LOC TD Bank NA VRDN (c)	100,000	100,000
Maryland Health & Higher Educational Facilities Authority Series 2021 B, 4% 1/1/2051	700,000	604,983
Maryland Health & Higher Educational Facilities Authority Series 2025, 5% 7/1/2055 (m)	2,500,000	2,456,375
Maryland St Hlth & HI Ed Facs (Lifebridge Health Proj.) Series 2015, 5% 7/1/2047	2,610,000	2,555,462
Maryland St Hlth & HI Ed Facs (MedStar Health Inc Proj.) Series 2015, 5% 8/15/2033	1,325,000	1,325,509
Maryland St Hlth & HI Ed Facs (MedStar Health Inc Proj.) Series 2017 A, 5% 5/15/2045	1,550,000	1,509,224
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 4% 7/1/2042	255,000	229,761
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 5% 7/1/2032	85,000	86,052
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 5% 7/1/2033	215,000	217,379
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 5% 7/1/2034	255,000	257,488
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 5% 7/1/2035	225,000	226,899
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 5% 7/1/2036	210,000	211,511
Maryland St Hlth & HI Ed Facs (Meritus Health Inc,Md Proj.) 5% 7/1/2027	900,000	900,869
Maryland St Hlth & HI Ed Facs (Meritus Health Inc,Md Proj.) 5% 7/1/2029	370,000	370,328
Maryland St Hlth & HI Ed Facs (Meritus Health Inc,Md Proj.) 5% 7/1/2045	550,000	533,039
Maryland St Hlth & HI Ed Facs Series 2016 A, 5.5% 1/1/2036	2,475,000	2,509,607
Maryland St Hlth & HI Ed Facs Series 2016 A, 5.5% 1/1/2046	4,680,000	4,686,683
Maryland St Hlth & HI Ed Facs Series 2017 B, 5% 7/1/2033	365,000	370,051
Maryland St Hlth & HI Ed Facs Series 2017 B, 5% 7/1/2038	1,030,000	1,033,939
Montgomery Cnty MD Econ Dev Series 2018 A, 5.375% 7/1/2048	915,000	755,681
Washington Cnty MD Economic Dev Rev Series 2021, 4% 5/1/2026	245,000	245,109
Washington Cnty MD Economic Dev Rev Series 2021, 4% 5/1/2027	255,000	255,889
Washington Cnty MD Economic Dev Rev Series 2021, 4% 5/1/2030	285,000	286,117
Washington Cnty MD Economic Dev Rev Series 2021, 4% 5/1/2031	155,000	155,150
Washington Cnty MD Economic Dev Rev Series 2021, 4% 5/1/2036	985,000	949,750
Washington Cnty MD Economic Dev Rev Series 2021, 4% 5/1/2042	2,010,000	1,798,719
		29,929,084
Housing - 0.0%
Maryland Community Development Administration (Residential Revenue Bonds Proj.) 3.5% 3/1/2050	70,000	69,677
Maryland Community Development Administration (Residential Revenue Bonds Proj.) 5% 9/1/2027	45,000	46,872
Maryland Community Development Administration (Residential Revenue Bonds Proj.) 5% 9/1/2028	5,000	5,275
Maryland Community Development Administration (Residential Revenue Bonds Proj.) Series 2023E, 6.25% 3/1/2054	825,000	890,233
Maryland Community Development Administration Series 2018 A, 4.5% 9/1/2048	455,000	460,252
Maryland Community Development Administration Series C, 4% 9/1/2044	40,000	39,985
Maryland Economic Dev Corp St Series 2015, 5% 6/1/2029 (h)	335,000	335,265
Maryland Economic Dev Corp St Series 2015, 5% 6/1/2033 (h)	360,000	360,164
Maryland Economic Dev Corp St Series 2016, 5% 6/1/2035 (Assured Guaranty Ltd Insured)	645,000	650,253
Montgomery County Housing Opportunities Commission (Montgomery Cnty MD Mhsg 1996 Proj.) Series 2021 C, 0.8% 7/1/2025	375,000	373,840
		3,231,816
Industrial Development - 0.0%
Gaithersburg MD Eco Dev Rev Bd Series 2018 A, 5% 1/1/2027	210,000	211,938
Gaithersburg MD Eco Dev Rev Bd Series 2018 A, 5% 1/1/2028	280,000	284,369
Gaithersburg MD Eco Dev Rev Bd Series 2018 A, 5% 1/1/2033	1,750,000	1,770,340
Gaithersburg MD Eco Dev Rev Bd Series 2018 A, 5% 1/1/2036	85,000	85,452
Maryland St Econ Dev Corp Econ Series 2022A, 5% 12/31/2042	1,000,000	1,006,920
Maryland St Econ Dev Corp Econ Series 2022A, 5.25% 6/30/2053	1,500,000	1,503,415
Maryland St Econ Dev Corp Rev Series 2006B, 4.1% tender 10/1/2036 (c)	800,000	810,130
		5,672,564
Other - 0.0%
Maryland Economic Dev Corp St Series 2024, 5.125% 7/1/2059 (Assured Guaranty Ltd Insured)	725,000	721,677
Maryland Economic Dev Corp St Series 2024, 5.25% 7/1/2064 (Assured Guaranty Ltd Insured)	990,000	989,373
Westminster MD Proj Rev Series 2014A, 6.25% 7/1/2044	510,000	499,743
		2,210,793
Special Tax - 0.3%
Baltimore Hotel Corp Series 2017, 5% 9/1/2025	305,000	305,367
Baltimore Hotel Corp Series 2017, 5% 9/1/2026	100,000	100,837
Baltimore Hotel Corp Series 2017, 5% 9/1/2033	210,000	211,371
Baltimore Hotel Corp Series 2017, 5% 9/1/2034	765,000	768,595
Baltimore Hotel Corp Series 2017, 5% 9/1/2036	870,000	870,667
Baltimore Hotel Corp Series 2017, 5% 9/1/2039	500,000	485,250
Baltimore Hotel Corp Series 2017, 5% 9/1/2042	1,135,000	1,076,440
Baltimore Hotel Corp Series 2017, 5% 9/1/2046	3,685,000	3,463,730
Brunswick MD Spl Oblig Series 2019, 4% 7/1/2029	80,000	78,471
Brunswick MD Spl Oblig Series 2019, 5% 7/1/2036	84,000	84,193
City of Baltimore MD (Baltimore Tif Res Ph1 Proj.) 5% 9/1/2038	330,000	329,500
County of Frederick MD Series 2020 B, 4.625% 7/1/2043 (h)	455,000	418,084
Howard Cnty MD Spl Oblig Series 2017 A, 4.5% 2/15/2047 (h)	235,000	207,427
Maryland Econ Dev Corp Pkg Facs Rev Series 2018 C, 4% 6/1/2038	35,000	30,254
Maryland Econ Dev Corp Pkg Facs Rev Series 2018 C, 4% 6/1/2048	115,000	87,743
Maryland Econ Dev Corp Pkg Facs Rev Series 2018 C, 4% 6/1/2058	340,000	242,111
Maryland Econ Dev Corp Pkg Facs Rev Series 2018A, 5% 6/1/2058	715,000	690,607
Maryland Econ Dev Corp Spl Oblig (Port Covington Tif Proj.) 4% 9/1/2040	485,000	432,320
Maryland Econ Dev Corp Spl Oblig (Port Covington Tif Proj.) 4% 9/1/2050	1,090,000	874,672
Maryland St Dept Transn Cons Series 2016, 3% 11/1/2030	1,440,000	1,407,451
Maryland St Dept Transn Cons Series 2016, 3% 11/1/2031	1,500,000	1,453,807
Maryland St Dept Transn Cons Series 2019, 2.125% 10/1/2031	1,000,000	892,299
Maryland St Stad Auth Rev (MD Stadium Auth Baltimore City Sch Proj.) Series 2018 A, 5% 5/1/2034	530,000	552,354
Maryland St Stad Auth Rev (MD Stadium Auth Baltimore City Sch Proj.) Series 2018 A, 5% 5/1/2035	1,180,000	1,226,320
Maryland St Stad Auth Rev (MD Stadium Auth Baltimore City Sch Proj.) Series 2018 A, 5% 5/1/2042	1,710,000	1,741,739
Maryland St Stad Auth Rev Series 2022C, 0% 5/1/2051 (j)	1,355,000	343,569
Maryland St Stad Auth Rev Series 2022C, 0% 5/1/2052 (j)	2,040,000	490,213
Maryland St Stad Auth Rev Series 2022C, 0% 5/1/2053 (j)	1,010,000	230,074
Maryland St Stad Auth Rev Series 2022C, 0% 5/1/2054 (j)	1,490,000	321,736
Maryland St Stad Auth Rev Series 2022C, 0% 5/1/2055 (j)	925,000	189,353
State of Maryland Built to Learn Revenue Series 2021, 4% 6/1/2046	3,235,000	2,875,011
State of Maryland Built to Learn Revenue Series 2022 A, 4% 6/1/2035	160,000	161,585
State of Maryland Built to Learn Revenue Series 2022 A, 4% 6/1/2037	135,000	134,073
State of Maryland Built to Learn Revenue Series 2022 A, 4% 6/1/2038	145,000	142,044
State of Maryland Built to Learn Revenue Series 2022 A, 4% 6/1/2047	1,665,000	1,475,464
		24,394,731
Transportation - 0.2%
Maryland Economic Development Corp (Purple Line Transit Partners Proj.) Series 2022B, 5.25% 6/30/2055 (i)	11,120,000	10,867,292
Maryland Economic Development Corp Series 2022 A, 5% 11/12/2028 (i)	2,750,000	2,773,814
Maryland Economic Development Corp Series 2022B, 5.25% 6/30/2047 (i)	1,865,000	1,851,332
Maryland Economic Development Corp Series 2022B, 5.25% 6/30/2052 (i)	1,000,000	974,759
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 4% 8/1/2051 (i)	1,270,000	1,060,251
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 5% 8/1/2046 (i)	6,265,000	6,215,451
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 5.25% 8/1/2049 (Assured Guaranty Ltd Insured) (i)	3,300,000	3,348,667
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 5.25% 8/1/2054 (Assured Guaranty Ltd Insured) (i)	500,000	505,293
Maryland St Dept Transn Spl Transn Proj Rev 4% 8/1/2037 (i)	640,000	617,909
Maryland St Dept Transn Spl Transn Proj Rev 4% 8/1/2038 (i)	575,000	548,201
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2025	150,000	150,003
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2027	140,000	143,295
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2028	210,000	217,176
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2030	530,000	546,069
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2032	145,000	148,873
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2035	1,085,000	1,104,720
Maryland St Transn Auth Transn Series 2020, 5% 7/1/2040	315,000	327,314
Maryland Trans Auth Psngr Fac Chrg Rev Series 2019, 3% 6/1/2036 (i)	1,220,000	1,037,615
Prince George's County Revenue Authority Series 2016, 4.75% 7/1/2036 (h)	245,000	244,993
Prince George's County Revenue Authority Series 2016, 5% 7/1/2046 (h)	350,000	336,187
		33,019,214
Water & Sewer - 0.0%
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2019 A, 4% 7/1/2049	1,385,000	1,217,698
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2020 A, 4% 7/1/2045	1,415,000	1,262,361
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2020 A, 5% 7/1/2050	1,555,000	1,574,357
Baltimore MD Proj Rev Series 2014C, 5% 7/1/2033	945,000	945,973
Baltimore MD Proj Rev Series C, 5% 7/1/2031	635,000	635,740
		5,636,129
TOTAL MARYLAND		142,808,247
Maryland,Virginia - 0.0%
Special Tax - 0.0%
Washington Metropolitan Area Transit Authority Series 2021 A, 4% 7/15/2039	1,000,000	949,182
Massachusetts - 1.3%
Education - 0.3%
Massachusetts Development Finance Agency (Boston College,Ma Proj.) Series 2021 V, 5% 7/1/2055	4,180,000	4,364,508
Massachusetts Development Finance Agency (Simmons College, MA Proj.) 4% 10/1/2050	3,070,000	2,198,003
Massachusetts Development Finance Agency (Simmons College, MA Proj.) 5% 10/1/2045	2,315,000	2,051,746
Massachusetts Development Finance Agency (Suffolk Univ, MA Proj.) 4% 7/1/2045	3,055,000	2,523,824
Massachusetts Development Finance Agency (Suffolk Univ, MA Proj.) Series 2019, 5% 7/1/2025 (Escrowed to Maturity)	40,000	40,057
Massachusetts Development Finance Agency (Suffolk Univ, MA Proj.) Series 2019, 5% 7/1/2028	35,000	35,702
Massachusetts Development Finance Agency (Suffolk Univ, MA Proj.) Series 2019, 5% 7/1/2029	30,000	30,690
Massachusetts Development Finance Agency (Suffolk Univ, MA Proj.) Series 2021, 4% 7/1/2051	1,110,000	870,096
Massachusetts Development Finance Agency (Worcester Polytech Inst, MA Proj.) Series 2017 B, 5% 9/1/2042	2,135,000	2,138,959
Massachusetts Development Finance Agency Series 2017 B, 5% 7/1/2042	580,000	543,201
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue L Proj.) Series 2019 B, 5% 7/1/2027 (i)	475,000	487,684
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue N Proj.) Series 2024 B, 5% 7/1/2030 (i)	500,000	526,477
Massachusetts Ed Ln Auth Ed Ln 4.25% 7/1/2046 (i)	1,880,000	1,618,265
Massachusetts Ed Ln Auth Ed Ln 5% 7/1/2054 (i)	1,470,000	1,333,859
Massachusetts Ed Ln Auth Ed Ln Series 2018 C, 4.125% 7/1/2046 (i)	2,180,000	1,795,763
Massachusetts Ed Ln Auth Ed Ln Series 2019 B, 3% 7/1/2035 (i)	150,000	147,987
Massachusetts Ed Ln Auth Ed Ln Series 2019C, 3.75% 7/1/2047 (i)	2,430,000	1,891,999
Massachusetts Ed Ln Auth Ed Ln Series 2020 B, 2.625% 7/1/2036 (i)	55,000	54,924
Massachusetts Ed Ln Auth Ed Ln Series 2021 C, 3% 7/1/2051 (i)	950,000	600,123
Massachusetts Ed Ln Auth Ed Ln Series 2021B, 2% 7/1/2037 (i)	65,000	57,032
Massachusetts Ed Ln Auth Ed Ln Series 2022C, 4.125% 7/1/2052 (i)	2,210,000	1,718,519
Massachusetts St Dev Fin Agy Rev (Berklee College of Music Inc Proj.) 5% 10/1/2029	120,000	122,670
Massachusetts St Dev Fin Agy Rev (Berklee College of Music Inc Proj.) 5% 10/1/2030	185,000	189,023
Massachusetts St Dev Fin Agy Rev (Berklee College of Music Inc Proj.) 5% 10/1/2031	200,000	204,135
Massachusetts St Dev Fin Agy Rev (Boston University Mass Proj.) 5% 10/1/2046	1,205,000	1,210,186
Massachusetts St Dev Fin Agy Rev (Boston University Mass Proj.) Series 2008 U6E, 2.7% 10/1/2042, LOC TD Bank NA VRDN (c)	400,000	400,000
Massachusetts St Dev Fin Agy Rev (Emerson College, MA Proj.) Series 2016A, 5.25% 1/1/2042	50,000	50,095
Massachusetts St Dev Fin Agy Rev (Emerson College, MA Proj.) Series 2017A, 5% 1/1/2036	155,000	157,398
Massachusetts St Dev Fin Agy Rev (Emmanuel College Proj.) 4% 10/1/2046	165,000	130,152
Massachusetts St Dev Fin Agy Rev (Emmanuel College Proj.) Series 2016A, 5% 10/1/2043	750,000	694,602
Massachusetts St Dev Fin Agy Rev (Lesley College Proj.) 5% 7/1/2039	255,000	252,442
Massachusetts St Dev Fin Agy Rev (Provident Commonwealth Ed Resources Inca Proj.) Series 2016, 5% 10/1/2048	2,100,000	1,927,091
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2027	125,000	126,667
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2028	125,000	126,578
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2029	135,000	136,544
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2030	65,000	65,669
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2031	150,000	151,372
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2032	155,000	156,172
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2033	75,000	75,457
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2046	240,000	224,248
Massachusetts St Dev Fin Agy Rev Series 2015, 5% 5/1/2041	300,000	298,617
Massachusetts St Dev Fin Agy Rev Series 2016, 5% 1/1/2040	530,000	530,816
Massachusetts St Dev Fin Agy Rv (Chf Merrimack Inc Proj.) Series 2024A, 4.25% 7/1/2034 (h)	500,000	488,464
Massachusetts St Dev Fin Agy Rv (Chf Merrimack Inc Proj.) Series 2024A, 5% 7/1/2044 (h)	120,000	114,268
Massachusetts St Dev Fin Agy Rv (Chf Merrimack Inc Proj.) Series 2024A, 5% 7/1/2054 (h)	1,425,000	1,306,303
		34,168,387
Electric Utilities - 0.0%
Massachusetts Municipal Wholesale Electric Co Series 2021 A, 4% 7/1/2046	480,000	431,776
General Obligations - 0.2%
Massachusetts St Gen. Oblig. 5% 1/1/2049	705,000	711,516
Massachusetts St Gen. Oblig. 5% 10/1/2052	750,000	759,652
Massachusetts St Gen. Oblig. 5% 4/1/2043	2,000,000	2,105,661
Massachusetts St Gen. Oblig. 5% 4/1/2047	4,595,000	4,751,106
Massachusetts St Gen. Oblig. 5% 7/1/2032	1,250,000	1,404,900
Massachusetts St Gen. Oblig. Series 2019 C, 5% 5/1/2049	1,205,000	1,217,085
Massachusetts St Gen. Oblig. Series 2020 E, 5% 11/1/2045	1,125,000	1,147,674
Massachusetts St Gen. Oblig. Series 2020 E, 5% 11/1/2050	220,000	222,695
Massachusetts St Gen. Oblig. Series 2020C, 3% 3/1/2047	2,000,000	1,461,669
Massachusetts St Gen. Oblig. Series 2020C, 3% 3/1/2049	2,335,000	1,654,822
Massachusetts St Gen. Oblig. Series 2021 B, 3% 4/1/2049	3,150,000	2,250,400
Massachusetts St Gen. Oblig. Series 2022B, 3% 2/1/2048	5,250,000	3,796,183
Massachusetts St Gen. Oblig. Series 2024 H, 5% 12/1/2036	2,100,000	2,348,573
Somerville MA Series 2020, 2.125% 10/15/2039	1,125,000	807,499
Stoneham Mass Series 2022, 2.25% 1/15/2040	500,000	360,853
Stoneham Mass Series 2022, 2.25% 1/15/2041	3,630,000	2,543,095
Worcester MA Gen. Oblig. Series 2022, 3% 2/1/2037 (Assured Guaranty Ltd Insured)	250,000	219,376
		27,762,759
Health Care - 0.1%
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) 5% 7/1/2025	25,000	25,030
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) Series 2018 J 2, 5% 7/1/2053	1,850,000	1,792,365
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) Series 2019 K, 5% 7/1/2025	55,000	55,067
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) Series 2019 K, 5% 7/1/2026	70,000	71,262
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) Series 2019 K, 5% 7/1/2027	85,000	88,116
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) Series 2019 K, 5% 7/1/2031	240,000	253,163
Massachusetts Development Finance Agency (Beth Israel Lahey Health Proj.) Series 2019 K, 5% 7/1/2032	240,000	251,672
Massachusetts Development Finance Agency (Boston Medical Center Proj.) 4.375% 7/1/2052	1,600,000	1,383,666
Massachusetts Development Finance Agency (Boston Medical Center Proj.) 5.25% 7/1/2052	3,450,000	3,360,810
Massachusetts Development Finance Agency (Tufts Medicine Proj.) Series 2019 A, 5% 7/1/2039	395,000	386,422
Massachusetts Development Finance Agency (Tufts Medicine Proj.) Series 2019 A, 5% 7/1/2044	465,000	439,003
Massachusetts Development Finance Agency (Tufts Medicine Proj.) Series 2020 C, 4% 10/1/2045 (Assured Guaranty Ltd Insured)	400,000	345,336
Massachusetts Development Finance Agency (Tufts Medicine Proj.) Series 2020 C, 5% 10/1/2032 (Assured Guaranty Municipal Corp Insured)	180,000	192,265
Massachusetts Development Finance Agency (Tufts Medicine Proj.) Series 2020 C, 5% 10/1/2033 (Assured Guaranty Ltd Insured)	110,000	116,742
Massachusetts Development Finance Agency (University of Mass Hlth Cr Inc Proj.) 4% 7/1/2044	680,000	580,834
Massachusetts Development Finance Agency 4% 9/1/2048	335,000	262,253
Massachusetts Development Finance Agency 5.25% 1/1/2050	655,000	578,576
Massachusetts Development Finance Agency Series 2018 J 1, 5% 7/1/2048	640,000	625,070
Massachusetts Development Finance Agency Series 2018, 5% 11/15/2038 (h)	380,000	386,848
Massachusetts Development Finance Agency Series 2018, 5.125% 11/15/2046 (h)	920,000	925,029
Massachusetts Development Finance Agency Series 2019 A, 4% 7/1/2044	475,000	391,173
Massachusetts Development Finance Agency Series 2021, 5% 7/1/2041 (h)	300,000	265,062
Massachusetts Development Finance Agency Series 2022, 5.125% 1/1/2040	405,000	381,599
Massachusetts St Dev Fin Agy Rev (Mass General Brigham Inc Proj.) 5% 7/1/2032	270,000	278,857
Massachusetts St Dev Fin Agy Rev (Mass General Brigham Inc Proj.) 5% 7/1/2034	510,000	523,454
Massachusetts St Dev Fin Agy Rev (Newbridge On The Charles Proj.) 5% 10/1/2047 (h)	1,405,000	1,300,957
Massachusetts St Dev Fin Agy Rev (Newbridge On The Charles Proj.) 5% 10/1/2057 (h)	3,315,000	2,959,323
Massachusetts St Dev Fin Agy Rev (Tufts Medicine Proj.) Series 2013G, 5% 7/1/2037	570,000	538,221
Massachusetts St Dev Fin Agy Rev (University of Mass Hlth Cr Inc Proj.) 5% 7/1/2031	205,000	207,633
Massachusetts St Dev Fin Agy Rev (University of Mass Hlth Cr Inc Proj.) 5% 7/1/2038	275,000	277,096
Massachusetts St Dev Fin Agy Rev (University of Mass Hlth Cr Inc Proj.) 5% 7/1/2046	465,000	447,146
		19,690,050
Housing - 0.0%
Massachusetts Development Finance Agency Series 2018, 5% 10/1/2048	350,000	292,934
Massachusetts Development Finance Agency Series 2018, 5% 10/1/2054	600,000	483,693
Massachusetts Housing Finance Agency Series 2020C 1, 2.45% 12/1/2045	1,800,000	1,165,676
Massachusetts St Hsg Fin Agy Series 218, 2.4% 6/1/2044	600,000	394,931
		2,337,234
Other - 0.0%
Marlborough Mass Series 2020, 2.125% 5/15/2035	1,465,000	1,208,942
Massachusetts St Dev Fin Agy Rv 5.25% 7/1/2045	320,000	320,024
Massachusetts St Dev Fin Agy Rv 5.25% 7/1/2050	225,000	221,842
Massachusetts St Dev Fin Agy Rv 5.25% 7/1/2055	210,000	204,649
Massachusetts St Dev Fin Agy Rv Series 2025, 5.5% 7/1/2045	1,270,000	1,282,395
		3,237,852
Special Tax - 0.2%
Mass Bay Tran Auth Sls Tax 5% 7/1/2040	2,000,000	2,045,238
Mass Bay Tran Auth Sls Tax Series 2016, 0% 7/1/2031 (j)	2,570,000	2,035,552
Mass Bay Tran Auth Sls Tax Series 2021 A 1, 5% 7/1/2034	2,640,000	2,885,179
Mass Bay Tran Auth Sls Tax Series 2024 B, 5.25% 7/1/2054	4,400,000	4,592,590
Mass Bay Tran Auth Sls Tax Series A, 5% 7/1/2045	360,000	360,623
Massachusetts St Transn Fd Rev Series 2021 B, 5% 6/1/2037	3,900,000	4,031,072
Massachusetts St Transn Fd Rev Series 2021A, 5% 6/1/2051	6,265,000	6,329,325
		22,279,579
Transportation - 0.4%
Massachusetts Port Auth Spl Fac Rev (Bosfuel Corporation Proj.) Series 2019 A, 5% 7/1/2035 (i)	105,000	107,577
Massachusetts Port Auth Spl Fac Rev (Bosfuel Corporation Proj.) Series 2019 A, 5% 7/1/2036 (i)	210,000	214,209
Massachusetts Port Auth Spl Fac Rev (Bosfuel Corporation Proj.) Series 2019 A, 5% 7/1/2037 (i)	305,000	309,757
Massachusetts Port Auth Spl Fac Rev (Bosfuel Corporation Proj.) Series 2019 A, 5% 7/1/2049 (i)	1,050,000	1,026,092
Massachusetts St Port Auth Rev 5% 7/1/2041 (i)	4,915,000	5,040,863
Massachusetts St Port Auth Rev 5% 7/1/2046 (i)	2,680,000	2,665,796
Massachusetts St Port Auth Rev 5% 7/1/2051 (i)	6,355,000	6,230,718
Massachusetts St Port Auth Rev Series 2016A, 5% 7/1/2033	255,000	258,940
Massachusetts St Port Auth Rev Series 2016A, 5% 7/1/2034	130,000	131,879
Massachusetts St Port Auth Rev Series 2016A, 5% 7/1/2038	190,000	191,756
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2034 (i)	1,005,000	1,046,639
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2035 (i)	1,000,000	1,037,032
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2036 (i)	170,000	175,391
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2037 (i)	835,000	857,715
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2038 (i)	1,045,000	1,067,621
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2039 (i)	1,700,000	1,730,465
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2040 (i)	1,580,000	1,602,729
Massachusetts St Port Auth Rev Series 2019 C, 5% 7/1/2049 (i)	1,500,000	1,480,086
Massachusetts St Port Auth Rev Series 2021 E, 5% 7/1/2037 (i)	2,895,000	3,025,061
Massachusetts St Port Auth Rev Series B, 4% 7/1/2046 (i)	2,500,000	2,173,277
		30,373,603
Water & Sewer - 0.1%
Boston MA Wtr & Swr Commn Series 2016B, 3% 11/1/2041	3,000,000	2,421,100
Massachusetts Clean Water Trust/The Series 2023, 5% 2/1/2034	1,800,000	2,017,124
Massachusetts Clean Water Trust/The Series 2023, 5% 2/1/2035	1,200,000	1,336,036
Massachusetts Clean Water Trust/The Series 23A, 5% 2/1/2039	1,965,000	2,076,720
Massachusetts Clean Water Trust/The Series 26A, 5% 2/1/2032	3,000,000	3,363,837
Massachusetts Clean Water Trust/The Series 26A, 5% 2/1/2035	3,000,000	3,423,655
Massachusetts St Wtr Res Auth Series 2016C, 4% 8/1/2040	2,710,000	2,605,889
		17,244,361
TOTAL MASSACHUSETTS		157,525,601
Michigan - 1.1%
Education - 0.2%
Detroit Svc Learning Academy Mich Pub Sch Academy Rev Series 2021, 4% 7/1/2041	250,000	208,366
Ivywood Classical Academy Mich Series 2023, 5.875% 1/1/2044	1,970,000	1,915,967
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2039	425,000	391,679
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2040	425,000	385,495
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2041	355,000	317,289
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2046	250,000	214,087
Michigan Finance Authority (Lawrence Technological University Proj.) Series 2017, 5.25% 2/1/2032	250,000	251,735
Michigan Finance Authority (University of Detroit Mercy Proj.) Series 2023, 5.25% 11/1/2039	1,500,000	1,510,579
Michigan Finance Authority (University of Detroit Mercy Proj.) Series 2023, 5.375% 11/1/2043	1,000,000	993,414
Michigan Finance Authority (University of Detroit Mercy Proj.) Series 2023, 5.5% 11/1/2048	5,300,000	5,239,070
Michigan Finance Authority Series 2015, 5% 12/1/2045	300,000	266,413
Oakland Univ Mich Rev Series 2019, 5% 3/1/2031	35,000	36,974
Oakland Univ Mich Rev Series 2019, 5% 3/1/2032	40,000	42,165
Oakland Univ Mich Rev Series 2019, 5% 3/1/2033	40,000	42,025
Oakland Univ Mich Rev Series 2019, 5% 3/1/2034	45,000	47,160
Oakland Univ Mich Rev Series 2019, 5% 3/1/2035	45,000	47,000
Oakland Univ Mich Rev Series 2019, 5% 3/1/2036	50,000	52,097
Oakland Univ Mich Rev Series 2019, 5% 3/1/2037	60,000	62,257
Oakland Univ Mich Rev Series 2019, 5% 3/1/2038	85,000	87,821
Oakland Univ Mich Rev Series 2019, 5% 3/1/2039	60,000	61,697
Oakland Univ Mich Rev Series 2019, 5% 3/1/2040	720,000	737,599
Oakland Univ Mich Rev Series 2019, 5% 3/1/2041	760,000	776,050
Oakland Univ Mich Rev Series 2019, 5% 3/1/2044	1,485,000	1,503,141
Oakland Univ Mich Rev Series 2019, 5% 3/1/2050	2,400,000	2,402,555
University MI Univ Revs Series 2020 A, 4% 4/1/2045	1,060,000	977,030
University MI Univ Revs Series 2020 A, 5% 4/1/2050	255,000	260,956
		18,830,621
Electric Utilities - 0.0%
Michigan Fin Auth Act 38 Facs Sr Rev (Provident Grp Hfh Energy LLC Proj.) Series 2024, 4.375% 2/28/2054	335,000	302,286
Michigan Fin Auth Act 38 Facs Sr Rev (Provident Grp Hfh Energy LLC Proj.) Series 2024, 5.5% 2/28/2057	2,405,000	2,491,816
		2,794,102
Escrowed/Pre-Refunded - 0.0%
Michigan St Bldg Auth Rev Series 2015 I, 5% 4/15/2030 (Pre-refunded to 10/15/2025 at 100)	30,000	30,201
General Obligations - 0.1%
City of Lansing MI Gen. Oblig. Series 2023B, 5% 6/1/2048 (Assured Guaranty Ltd Insured)	590,000	599,535
Detroit MI Gen. Oblig. 5% 4/1/2027	235,000	241,227
Detroit MI Gen. Oblig. 5% 4/1/2037	295,000	299,240
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2032	175,000	188,400
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2034	95,000	101,473
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2036	130,000	137,740
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2038	290,000	303,893
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2040	205,000	212,763
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2045	145,000	147,975
Detroit MI Gen. Oblig. Series 2020, 5.5% 4/1/2050	295,000	299,031
Detroit MI Gen. Oblig. Series 2021A, 5% 4/1/2046	500,000	495,500
Detroit MI Gen. Oblig. Series 2021A, 5% 4/1/2050	50,000	48,782
Detroit MI Gen. Oblig. Series 2023C, 6% 5/1/2043	1,250,000	1,348,934
Detroit Mich Sch Dist Series 2020 A, 5% 5/1/2034	745,000	790,988
Detroit Mich Sch Dist Series 2020 A, 5% 5/1/2036	210,000	220,522
Detroit Mich Sch Dist Series 2020 A, 5% 5/1/2037	230,000	239,592
Gerald R Ford Intl Arpt Auth Mich Rev (Kent Cnty MI Proj.) Series 2021, 5% 1/1/2051 (i)	265,000	264,737
Grand Rapids MI Pub Schs Series 2019, 5% 11/1/2026 (Assured Guaranty Municipal Corp Insured)	60,000	61,732
Michigan St Bldg Auth Rev (State of Michigan Proj.) Series 2022 I, 4% 10/15/2052	370,000	314,508
Portage MI Pub Schs 5% 11/1/2030	345,000	350,670
Portage MI Pub Schs 5% 11/1/2031	305,000	309,764
Portage MI Pub Schs 5% 11/1/2033	55,000	55,814
Portage MI Pub Schs 5% 11/1/2036	100,000	101,390
Portage MI Pub Schs 5% 11/1/2037	55,000	55,740
Warren MI Cons Sch Dist 5% 5/1/2028 (State of Michigan Guaranteed)	230,000	233,613
Warren MI Cons Sch Dist 5% 5/1/2029 (State of Michigan Guaranteed)	235,000	238,501
		7,662,064
Health Care - 0.2%
Calhoun Cnty Mich Hosp Fin Auth Rev Series 2016, 5% 2/15/2037	140,000	139,061
Calhoun Cnty Mich Hosp Fin Auth Rev Series 2016, 5% 2/15/2041	800,000	750,473
Calhoun Cnty Mich Hosp Fin Auth Rev Series 2016, 5% 2/15/2047	2,235,000	2,005,301
Flint MI Hosp Bldg Auth Rev (Hurley Medical Center, MI Proj.) Series 2020, 4% 7/1/2041	70,000	63,066
Flint MI Hosp Bldg Auth Rev (Hurley Medical Center, MI Proj.) Series 2020, 5% 7/1/2025	30,000	30,004
Flint MI Hosp Bldg Auth Rev (Hurley Medical Center, MI Proj.) Series 2020, 5% 7/1/2026	25,000	25,054
Flint MI Hosp Bldg Auth Rev (Hurley Medical Center, MI Proj.) Series 2020, 5% 7/1/2027	40,000	40,692
Flint MI Hosp Bldg Auth Rev (Hurley Medical Center, MI Proj.) Series 2020, 5% 7/1/2028	60,000	61,465
Grand Parids MI Edc Edr Series 2017 A, 5% 11/1/2032	300,000	292,932
Grand Parids MI Edc Edr Series 2017 A, 5% 11/1/2037	165,000	153,282
Grand Parids MI Edc Edr Series 2017 A, 5% 11/1/2047	390,000	325,624
Grand Parids MI Edc Edr Series 2017 A, 5% 11/1/2052	165,000	132,571
Grand Traverse Cnty MI Hosp (Munson Healthcare Proj.) 3% 7/1/2051	1,625,000	1,091,829
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev (Bronson Methodist Hsp, MI Proj.) Series 2016, 5% 5/15/2028	365,000	370,560
Kentwood Mich Economic Dev (Holland Home of Grand Rapids Proj.) Series 2022, 4% 11/15/2031	240,000	230,765
Kentwood Mich Economic Dev (Holland Home of Grand Rapids Proj.) Series 2022, 4% 11/15/2043	365,000	295,682
Michigan Fin Auth Rev (Henry Ford Health Care Corp,Mi Proj.) 5% 11/15/2034	950,000	961,131
Michigan Fin Auth Rev (Henry Ford Health Care Corp,Mi Proj.) 5% 11/15/2041	520,000	520,383
Michigan Fin Auth Rev (Henry Ford Health Care Corp,Mi Proj.) Series 2016, 5% 11/15/2026	55,000	56,625
Michigan Fin Auth Rev (Henry Ford Health Care Corp,Mi Proj.) Series 2016, 5% 11/15/2037	1,030,000	1,035,673
Michigan Fin Auth Rev (Henry Ford Health Care Corp,Mi Proj.) Series 2019A, 4% 11/15/2050	1,085,000	908,021
Michigan Fin Auth Rev (Henry Ford Health Care Corp,Mi Proj.) Series 2019A, 5% 11/15/2048	110,000	107,721
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) 1.2% tender 10/15/2030 (c)	540,000	504,564
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) Series 2015 D2, 1.2% tender 10/15/2038 (c)	680,000	633,618
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) Series 2015B, 5% 5/15/2035	1,475,000	1,475,485
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) Series 2019 A, 4% 2/15/2044	1,500,000	1,348,202
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) Series 2019 A, 5% 2/15/2037	410,000	422,594
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) Series 2019 A, 5% 2/15/2038	590,000	603,899
Michigan Fin Auth Rev (Mclaren Hlth Care Corp Proj.) Series 2019 A, 5% 2/15/2039	2,950,000	3,002,309
Michigan Fin Auth Rev (Trinity Health Corp Proj.) Series 2016 MI, 4% 12/1/2045	1,000,000	870,962
Michigan Fin Auth Rev (Trinity Health Proj.) Series 2017 MI, 5% 12/1/2030	210,000	216,234
Michigan Fin Auth Rev (Trinity Health Proj.) Series 2017 MI, 5% 12/1/2031	425,000	436,761
Michigan Fin Auth Rev (Trinity Health Proj.) Series 2019 A, 4% 12/1/2049	50,000	42,360
Michigan Fin Auth Rev (Trinity Health Proj.) Series 2022 MI A, 5% 12/1/2032	1,705,000	1,858,328
Michigan Fin Auth Rev (Trinity Health Proj.) Series MI 2019 A, 3% 12/1/2049	1,715,000	1,195,860
Michigan Fin Auth Rev (Trinity Health Proj.) Series MI 2019 A, 5% 12/1/2041	540,000	548,362
Michigan St Hosp Fin Auth Rev (Trinity Health Proj.) Series 2008C, 5% 12/1/2032	175,000	180,512
		22,937,965
Housing - 0.1%
Michigan Hsg Dev Auth Rent Hsg Rev (MI Single Family Mortgage Proj.) 3.5% 12/1/2050	245,000	243,810
Michigan Hsg Dev Auth Rent Hsg Rev (MI Single Family Mortgage Proj.) Series 2023A, 4.7% 12/1/2043	550,000	536,327
Michigan Hsg Dev Auth Rent Hsg Rev (Rental Hsg Rev Bonds 11/15/1990 Proj.) Series 2021 A, 2.45% 10/1/2046	1,710,000	1,109,001
Michigan Hsg Dev Auth Rent Hsg Rev (Rental Hsg Rev Bonds 11/15/1990 Proj.) Series 2023 A, 5.15% 10/1/2058	2,945,000	2,965,551
Michigan Hsg Dev Auth Rent Hsg Rev (Rental Hsg Rev Bonds 11/15/1990 Proj.) Series 2024A, 4.75% 10/1/2059	5,480,000	5,243,977
Michigan Hsg Dev Auth Rent Hsg Rev Series 2022A, 4.35% 10/1/2047	1,500,000	1,367,146
		11,465,812
Industrial Development - 0.0%
Michigan St Strategic Fd Ltd Oblig Rev Series 2018, 4.125% 6/30/2035 (Assured Guaranty Ltd Insured) (i)	1,030,000	1,017,450
Other - 0.0%
Kentwood Mich Economic Dev Series 2019, 5% 11/15/2041	250,000	236,528
Michigan Hsg Dev Auth Rent Hsg Rev Series 2023 A, 3.75% 4/1/2027	1,415,000	1,412,943
		1,649,471
Special Tax - 0.1%
County of Jackson MI Series 2019, 4% 5/1/2032 (Build America Mutual Assurance Co Insured)	120,000	122,488
County of Jackson MI Series 2019, 4% 5/1/2033 (Build America Mutual Assurance Co Insured)	125,000	127,078
Michigan Fin Auth Rev (Wayne Cnty MI Proj.) Series 2018, 4% 11/1/2048	350,000	300,511
Michigan Fin Auth Rev (Wayne Cnty MI Proj.) Series 2018, 5% 11/1/2043	485,000	488,065
Michigan St Trunk Line Fd 4% 11/15/2037	2,500,000	2,443,359
Michigan St Trunk Line Fd Series 2021 A, 4% 11/15/2044	1,500,000	1,378,754
Michigan St Trunk Line Fd Series 2023, 5.5% 11/15/2049	6,000,000	6,344,328
		11,204,583
Tobacco Bonds - 0.0%
Michigan Fin Auth Rev (Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev Proj.) 4% 6/1/2049	715,000	596,347
Michigan Fin Auth Rev (Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev Proj.) Series 2020 A 2, 5% 6/1/2040	30,000	30,370
Michigan Fin Auth Rev (Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev Proj.) Series 2020 B, 0% 6/1/2045 (j)	1,700,000	445,875
Michigan Fin Auth Rev (Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev Proj.) Series 2020 B1 CL2, 5% 6/1/2049	190,000	187,905
Michigan Fin Auth Rev Series 2020 B 2 CL2, 0% 6/1/2065 (j)	10,950,000	1,103,732
Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev 0% 6/1/2046 (j)	10,005,000	1,315,838
Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev 0% 6/1/2052 (j)	3,830,000	464,382
Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev 0% 6/1/2058 (j)	4,330,000	125,951
		4,270,400
Transportation - 0.1%
Michigan St Strategic Fd Ltd Oblig Rev (Oakland Corridor Partners LLC Proj.) Series 2018, 5% 12/31/2043 (i)	1,855,000	1,849,687
Michigan St Strategic Fd Ltd Oblig Rev (Oakland Corridor Partners LLC Proj.) Series 2018, 5% 6/30/2048 (i)	1,715,000	1,666,645
Wayne Cnty MI Arpt Rev Series 2017C, 5% 12/1/2037 (Assured Guaranty Ltd Insured) (h)(i)	2,950,000	2,965,162
Wayne Cnty Mich Arpt Auth Rev 4% 12/1/2034 (Assured Guaranty Municipal Corp Insured)	150,000	150,336
Wayne Cnty Mich Arpt Auth Rev 4% 12/1/2035 (Assured Guaranty Municipal Corp Insured)	145,000	145,232
Wayne Cnty Mich Arpt Auth Rev 4% 12/1/2036 (Assured Guaranty Municipal Corp Insured)	150,000	149,115
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2028	35,000	36,403
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2029 (i)	75,000	76,897
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2030 (i)	85,000	86,833
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2031 (i)	100,000	101,815
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2032 (i)	80,000	81,289
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2037	70,000	70,721
Wayne Cnty Mich Arpt Auth Rev Series 2014B, 5% 12/1/2039 (Build America Mutual Assurance Co Insured)	130,000	129,999
Wayne Cnty Mich Arpt Auth Rev Series 2014B, 5% 12/1/2044	525,000	524,977
Wayne Cnty Mich Arpt Auth Rev Series 2014C, 5% 12/1/2039 (i)	100,000	99,423
Wayne Cnty Mich Arpt Auth Rev Series 2014C, 5% 12/1/2044 (i)	215,000	211,539
Wayne Cnty Mich Arpt Auth Rev Series 2018 B, 5% 12/1/2048 (i)	705,000	691,443
Wayne Cnty Mich Arpt Auth Rev Series 2018D, 5% 12/1/2029 (i)	565,000	585,570
Wayne Cnty Mich Arpt Auth Rev Series 2023 E, 5% 12/1/2028 (Assured Guaranty Municipal Corp Insured) (i)	3,000,000	3,130,366
Wayne Cnty Mich Arpt Auth Rev Series A, 5% 12/1/2033	20,000	20,626
Wayne Cnty Mich Arpt Auth Rev Series A, 5% 12/1/2034	85,000	87,357
Wayne Cnty Mich Arpt Auth Rev Series A, 5% 12/1/2035	80,000	81,918
Wayne Cnty Mich Arpt Auth Rev Series A, 5% 12/1/2037	30,000	30,401
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2032 (i)	65,000	66,094
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2034 (i)	75,000	75,921
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2035 (i)	80,000	80,781
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2037 (i)	100,000	100,397
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2042 (i)	120,000	118,568
Wayne Cnty Mich Arpt Auth Rev Series C, 5% 12/1/2028	60,000	62,521
Wayne Cnty Mich Arpt Auth Rev Series D, 5% 12/1/2029	90,000	90,238
Wayne Cnty Mich Arpt Auth Rev Series D, 5% 12/1/2030	75,000	75,196
Wayne Cnty Mich Arpt Auth Rev Series D, 5% 12/1/2031	130,000	130,337
Wayne Cnty Mich Arpt Auth Rev Series D, 5% 12/1/2040 (Assured Guaranty Ltd Insured)	1,515,000	1,516,038
Wayne Cnty Mich Arpt Auth Rev Series G, 5% 12/1/2031	85,000	85,220
Wayne Cnty Mich Arpt Auth Rev Series G, 5% 12/1/2032	85,000	85,214
Wayne Cnty Mich Arpt Auth Rev Series G, 5% 12/1/2033	110,000	110,264
Wayne Cnty Mich Arpt Auth Rev Series JRA, 4% 12/1/2033 (Assured Guaranty Municipal Corp Insured)	180,000	180,526
Wayne Cnty Mich Arpt Auth Rev Series JRA, 5% 12/1/2029	30,000	31,142
Wayne Cnty Mich Arpt Auth Rev Series JRA, 5% 12/1/2030	40,000	41,469
Wayne Cnty Mich Arpt Auth Rev Series JRA, 5% 12/1/2031	45,000	46,583
Wayne Cnty Mich Arpt Auth Rev Series JRA, 5% 12/1/2032	45,000	46,489
		15,916,752
Water & Sewer - 0.3%
Great Lakes Sewer Auth Mich Series 2018 A, 5% 7/1/2048	1,645,000	1,658,663
Great Lakes Sewer Auth Mich Series 2022A, 5.25% 7/1/2047	3,225,000	3,358,011
Great Lakes Sewer Auth Mich Series 2022A, 5.25% 7/1/2052	1,170,000	1,202,430
Great Lakes Sewer Auth Mich Series 2023 C, 5.25% 7/1/2048	1,375,000	1,426,200
Great Lakes Sewer Auth Mich Series C, 5% 7/1/2036	1,305,000	1,317,645
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series 2022 A, 5.25% 7/1/2047	3,000,000	3,123,731
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series 2022 B, 5.5% 7/1/2052	4,130,000	4,243,674
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series 2023B, 5.25% 7/1/2048	2,250,000	2,332,175
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series A, 5% 7/1/2046	4,265,000	4,271,228
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series B, 5% 7/1/2046	2,725,000	2,736,379
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series C, 5% 7/1/2035	650,000	658,435
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series C, 5.25% 7/1/2033	1,125,000	1,143,722
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series C, 5.25% 7/1/2035	1,300,000	1,320,830
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series D, 5% 7/1/2036	670,000	676,492
Michigan Fin Auth Rev (Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Proj.) 5% 7/1/2035	2,480,000	2,479,795
Michigan Fin Auth Rev (Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Proj.) Series D 2, 5% 7/1/2034	1,040,000	1,039,914
Michigan Fin Auth Rev (Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Proj.) Series D1, 5% 7/1/2034	240,000	240,257
Michigan Fin Auth Rev (MI St Clean Wtr Revolving Fnd Proj.) Series 2024A, 5% 10/1/2035	5,450,000	6,143,477
		39,373,058
TOTAL MICHIGAN		137,152,479
Minnesota - 0.3%
Education - 0.0%
Bethel Minn Charter Sch Lease Rev Series 2024, 5% 7/1/2059	750,000	675,166
Deephaven Minn Charter Sch Lease Rev 6.125% 6/15/2061 (h)	1,200,000	1,085,074
Ham Lake Minn Charter Sch Lease Rev Series 2016 A, 5% 11/1/2047	250,000	233,473
Minneapolis Minn Charter Sch Lease Rev Series 2017 A, 5% 12/1/2047 (h)	300,000	265,273
Minnesota Higher Ed Facs Auth Rev (Augsburg College Proj.) Series 2016 A, 5% 5/1/2046	95,000	64,117
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2029	55,000	56,621
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2030	90,000	92,318
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2032	40,000	40,753
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2033	50,000	50,750
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2045	260,000	240,216
Minnesota St Office of Higher Ed Rev Series 2020, 2.65% 11/1/2038 (i)	485,000	435,214
Moorhead MN Edl Facs Rev (Concordia College/MN Proj.) Series 2016, 5% 12/1/2025	35,000	35,000
Woodbury Minn Charter Sch Lease Rev Series 2021A, 4% 7/1/2041	120,000	95,856
Woodbury Minn Charter Sch Lease Rev Series 2021A, 4% 7/1/2051	95,000	68,750
Woodbury Minn Charter Sch Lease Rev Series 2021A, 4% 7/1/2056	80,000	55,917
		3,494,498
Escrowed/Pre-Refunded - 0.0%
Duluth Minn Indpt Sch Dist No 709 Ctfs Partn Series 2019 A, 4.2% 3/1/2034 (Pre-refunded to 3/1/2027 at 100)	65,000	66,217
General Obligations - 0.1%
Elk River MN Indp Sch Dist 728 Series 2020 A, 2.25% 2/1/2036	750,000	608,486
Elk River MN Indp Sch Dist 728 Series 2020 A, 2.5% 2/1/2038	1,735,000	1,378,035
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2020B, 4% 8/1/2041	75,000	70,095
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2020D, 4% 8/1/2038	135,000	130,807
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2020D, 4% 8/1/2040	145,000	135,527
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2020D, 4% 8/1/2041	95,000	88,798
Minnesota Housing Finance Agency (Minnesota St Proj.) Series 2020D, 4% 8/1/2043	110,000	101,200
Moorhead Minn Isd No 152 Series 2020A, 2.5% 2/1/2038	1,780,000	1,409,215
Sauk Rapids Minn Isd No 47 Series 2020A, 2.375% 2/1/2036 (Minnesota St Guaranteed)	2,720,000	2,187,628
Washington Cnty Minn Gen. Oblig. Series 2017 A, 2.25% 2/1/2028	1,000,000	963,298
West St Paul MN Indept Sch Dis Series 2018 A, 3.6% 2/1/2037 (Minnesota St Guaranteed)	645,000	623,870
West St Paul MN Indept Sch Dis Series 2018 A, 3.65% 2/1/2038 (Minnesota St Guaranteed)	675,000	640,774
White Bear Lk MN Indpt SD 624 Series 2020A, 2.5% 2/1/2039	1,345,000	1,032,756
White Bear Lk MN Indpt SD 624 Series 2020A, 3% 2/1/2043	750,000	584,060
		9,954,549
Health Care - 0.2%
Apple Vy Minn Sr Living Rev (Minnesota Senior Living Proj.) Series 2016 B, 5% 1/1/2047	565,000	313,046
Apple Vy Minn Sr Living Rev (Minnesota Senior Living Proj.) Series 2016 D, 7.25% 1/1/2052	610,000	270,260
Deluth MN Clinic (Aspirus Wausau Hospital Inc Proj.) Series 2022B, 5.25% 6/15/2052	250,000	253,207
Deluth MN Clinic (Essentia Health Proj.) 5% 2/15/2043	540,000	534,045
Deluth MN Clinic (Essentia Health Proj.) 5% 2/15/2048	680,000	666,849
Deluth MN Clinic (Essentia Health Proj.) Series 2018 A, 4.25% 2/15/2043	595,000	539,851
Deluth MN Clinic (Essentia Health Proj.) Series 2018 A, 4.25% 2/15/2048	700,000	604,235
Deluth MN Clinic (Essentia Health Proj.) Series 2018 A, 5% 2/15/2053	900,000	873,576
Deluth MN Clinic (Essentia Health Proj.) Series 2018 A, 5.25% 2/15/2053	1,775,000	1,734,150
Deluth MN Clinic (Essentia Health Proj.) Series 2018 A, 5.25% 2/15/2058	250,000	241,859
Duluth MN Economic Dev Auth Rev (Benedictine Health Center, MN Proj.) 4% 7/1/2031	215,000	202,280
Duluth MN Economic Dev Auth Rev (Benedictine Health Center, MN Proj.) 4% 7/1/2036	355,000	308,110
Duluth MN Economic Dev Auth Rev (Benedictine Health Center, MN Proj.) 4% 7/1/2041	145,000	115,724
Maple Grove MN Health Care Sys Rev (North Memorial Med Center, MN Proj.) Series 2015, 5% 9/1/2027	70,000	70,193
Minnesota Agric & Ec Dev Brd (Healthpartners Oblig Group Pj Proj.) Series 2024, 5.25% 1/1/2054	3,680,000	3,691,881
Rochester MN Health Care & Hsg Rev Series A, 6.875% 12/1/2048	290,000	290,092
St Cloud Minn Health Care Rv (Centracare Health System Proj.) Series 2019, 4% 5/1/2049	230,000	195,995
St Paul MN Hsg & Redev Auth Health Care Fac Rev (Healthpartners Oblig Group Pj Proj.) 5% 7/1/2029	145,000	145,184
		11,050,537
Housing - 0.0%
Minneapolis MN Multifamily Rev Series 2019, 2.46% 1/1/2038 (Fannie Mae Guaranteed)	1,166,613	906,663
Minnesota Housing Finance Agency (MN Residential Hsg 1995 Proj.) Series 2023 F, 5.75% 7/1/2053	425,000	449,446
Minnesota Housing Finance Agency (MN Residential Hsg 1995 Proj.) Series 2023 R, 6.25% 7/1/2054	950,000	1,023,966
Minnesota Housing Finance Agency (MN Residential Hsg Proj.) Series 2024A, 6.25% 1/1/2054	975,000	1,052,564
		3,432,639
Other - 0.0%
Spring Lake Pk MN Ind Sch 016 Series 2024 A, 5% 2/1/2028	1,495,000	1,578,857
White Bear Lake Minn Rev (Ymca of The Greater Twin Cities Proj.) 5% 6/1/2027	30,000	30,725
Woodbury Minn Charter Sch Lease Rev 5.5% 6/1/2055 (h)	750,000	693,826
Woodbury Minn Charter Sch Lease Rev 5.5% 6/1/2063 (h)	1,000,000	908,428
		3,211,836
Transportation - 0.0%
Minneapolis Met Airport Commis Series 2016 C, 5% 1/1/2041	320,000	321,660
Minneapolis Met Airport Commis Series 2016 C, 5% 1/1/2046	640,000	640,832
Minneapolis Met Airport Commis Series 2022B, 5% 1/1/2028 (i)	630,000	653,663
Minneapolis Met Airport Commis Series 2022B, 5% 1/1/2035 (i)	645,000	674,998
Minneapolis Met Airport Commis Series 2022B, 5% 1/1/2037 (i)	1,580,000	1,633,197
Minneapolis Met Airport Commis Series 2024B, 5.25% 1/1/2049 (i)	1,310,000	1,328,367
		5,252,717
TOTAL MINNESOTA		36,462,993
Mississippi - 0.1%
Electric Utilities - 0.0%
Mississippi Bus Fin Corp Rev Series 2021, 2.375% 6/1/2044	300,000	180,338
General Obligations - 0.1%
Medical Ctr Edl Bld Crp MS Rev Series 2023A, 4% 6/1/2048	2,820,000	2,483,038
Medical Ctr Edl Bld Crp MS Rev Series 2023A, 4% 6/1/2053	2,145,000	1,833,949
Mississippi Dev Bank Spl Oblg Series 2019, 5% 3/1/2048	850,000	840,404
		5,157,391
Health Care - 0.0%
Mississippi Hosp Eq & Facs Aut (Baptist Memorial Hlth Car Corp Proj.) Series A, 5% 9/1/2046	405,000	386,390
Mississippi Hosp Eq & Facs Aut (North Mississippi Hlth Svcs Proj.) 5% 10/1/2026	40,000	40,778
Mississippi Hosp Eq & Facs Aut (North Mississippi Hlth Svcs Proj.) 5% 10/1/2028	65,000	68,111
Mississippi Hosp Eq & Facs Aut (North Mississippi Hlth Svcs Proj.) Series 2020 II, 5% tender 10/1/2040 (c)	40,000	41,004
Mississippi Hosp Eq & Facs Aut (North Mississippi Hlth Svcs Proj.) Series 2020 IV, 5% 10/1/2035	255,000	263,833
Mississippi Hosp Eq & Facs Aut (North Mississippi Hlth Svcs Proj.) Series 2020 IV, 5% 10/1/2039	180,000	182,792
Mississippi Hosp Eq & Facs Aut Series 2019A, 4% 1/1/2039	160,000	148,190
Mississippi Hosp Eq & Facs Aut Series 2019A, 4% 1/1/2040	90,000	82,323
		1,213,421
Housing - 0.0%
Mississippi Home Corp Single Family Mtg Rev (Sf Mortgage 7/15/2009 Proj.) Series 2021 B, 3% 6/1/2051	880,000	864,705
Mississippi Home Corp Single Family Mtg Rev (Sf Mortgage 7/15/2009 Proj.) Series 2021 B, 5% 6/1/2027	510,000	530,011
Mississippi Home Corp Single Family Mtg Rev (Sf Mortgage 7/15/2009 Proj.) Series 2021 B, 5% 6/1/2028	40,000	42,178
Mississippi Home Corp Single Family Mtg Rev Series 2018 A, 4% 12/1/2044	135,000	135,188
Mississippi Home Corp Single Family Mtg Rev Series 2024 C, 5% 12/1/2039	1,125,000	1,168,128
		2,740,210
Industrial Development - 0.0%
Mississippi Business Fin Corp Miss Gulf Opportunity Zone Indl Dev Rev 2.95% 11/1/2035 VRDN (c)	300,000	300,000
Lease Revenue - 0.0%
County of Warren MS Series 2023, 6% 9/1/2053	1,020,000	1,095,069
Other - 0.0%
Mississippi Home Corp Multifam Series 06FN Class PT, 4.55% 4/1/2042	1,000,000	982,239
Special Tax - 0.0%
Mississippi Dev Bank Series 2010A, 5.25% 1/1/2034	125,000	136,560
Mississippi Dev Bank Spl Obl Series 2020, 5% 9/1/2025	75,000	75,119
Mississippi Dev Bank Spl Obl Series 2020, 5% 9/1/2026	205,000	207,434
		419,113
Water & Sewer - 0.0%
Mississippi Dev Bank Spl Oblig Series 2013, 6.75% 12/1/2030 (Assured Guaranty Ltd Insured)	240,000	243,452
Mississippi Dev Bank Spl Oblig Series 2013, 6.875% 12/1/2040 (Assured Guaranty Ltd Insured)	105,000	106,674
		350,126
TOTAL MISSISSIPPI		12,437,907
Missouri - 0.5%
Education - 0.0%
Missouri Hlth & Edl Facs Rev Series 2019A, 5% 6/15/2045	250,000	230,293
General Obligations - 0.0%
Jackson Cnty MO Spl Oblig Series 2032 A, 5.25% 12/1/2058	3,750,000	3,830,679
Kansas City MO Indl Dev Auth Arpt Spl Oblig (Kansas City Missouri Proj.) Series 2019 B, 5% 3/1/2037 (i)	1,085,000	1,102,552
Platte Cnty MO Sch Dist Park Hill Series 2017, 3.3% 3/1/2035	2,015,000	1,838,872
St Louis MO Mun Fn Crp Lsehld (St Louis MO Proj.) Series 2020, 5% 10/1/2049 (Assured Guaranty Ltd Insured)	635,000	624,682
Wentzville MO Sch Dist No R 04 Series 2020, 1.875% 3/1/2040	1,800,000	1,163,058
		8,559,843
Health Care - 0.3%
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series 2021, 4% 3/1/2046	240,000	212,419
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2029	80,000	82,002
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2030	85,000	87,051
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2031	200,000	204,442
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2036	390,000	393,676
Kirkwood MO Indl Dev Auth Retirement Cmnty Rev Series 2017 A, 5.25% 5/15/2037	280,000	266,910
Kirkwood MO Indl Dev Auth Retirement Cmnty Rev Series 2017 A, 5.25% 5/15/2042	240,000	214,496
Missouri Hlth & Edl Facs Rev (Bjc Health System Proj.) Series 2017 D, 4% tender 1/1/2058 (c)	1,555,000	1,289,677
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 3.125% 2/1/2027	140,000	139,826
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 3.25% 2/1/2028	140,000	139,933
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 5% 2/1/2029	150,000	150,276
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 5% 2/1/2034	175,000	175,182
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 5% 6/1/2031	675,000	708,799
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) Series 2020, 3% 6/1/2053	2,000,000	1,347,914
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) Series 2020, 4% 6/1/2053	1,400,000	1,146,347
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) Series 2023, 5% 12/1/2052	1,400,000	1,364,214
Missouri Hlth & Edl Facs Rev (Mosaic Health Proj.) Series 2019A, 4% 2/15/2049	1,065,000	934,256
Missouri Hlth & Edl Facs Rev (Mosaic Health Proj.) Series 2019A, 4% 2/15/2054	970,000	821,329
Missouri Hlth & Edl Facs Rev (St Lukes Hospital,Kan City, MO Proj.) Series 2018A, 4% 11/15/2048	1,060,000	907,496
Missouri Hlth & Edl Facs Rev Series 2019A, 4% 2/15/2044	490,000	438,302
Missouri Hlth & Edl Facs Rev Series 2023, 5.5% 12/1/2048	4,505,000	4,651,819
Missouri St Health & Edl Facs (Lutheran Senior Services Proj.) Series 2019 A, 5% 2/1/2042	675,000	668,568
Missouri St Health & Edl Facs Series 2016 B, 5% 2/1/2035	155,000	155,230
Missouri St Health & Edl Facs Series 2016 B, 5% 2/1/2046	915,000	848,135
Missouri St Health & Edl Facs Series 2021, 4% 2/1/2042	250,000	216,444
St Louis Cnty MO Indl Dev Auth Health Facs Rev Series 2015 A, 5% 8/15/2030	165,000	164,795
St Louis Cnty MO Indl Dev Auth Health Facs Rev Series 2015 A, 5% 8/15/2035	95,000	91,661
St Louis Cnty MO Indl Dev Auth Health Facs Rev Series 2015 A, 5.125% 8/15/2045	295,000	253,101
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev (Friendship Village of West County Proj.) Series 2017, 5% 9/1/2048	2,140,000	1,956,847
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev (Friendship Village of West County Proj.) Series 2018A, 5% 9/1/2038	890,000	892,472
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev (Friendship Village of West County Proj.) Series 2018A, 5.125% 9/1/2048	3,085,000	2,889,357
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev Series 2015 A, 5% 12/1/2035	280,000	269,862
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev Series 2015 A, 5.125% 12/1/2045	545,000	479,172
		24,562,010
Housing - 0.0%
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2019B, 4% 5/1/2050	75,000	75,177
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2021 A, 3% 5/1/2052	1,345,000	1,315,313
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2023 E, 6.5% 5/1/2054	1,180,000	1,308,509
Missouri St Hsg Dev Com Sf Mtg 4.25% 5/1/2049	390,000	391,972
Missouri St Hsg Dev Com Sf Mtg Series 2019A, 4.25% 5/1/2047	350,000	352,166
		3,443,137
Industrial Development - 0.0%
Kansas City MO Ld Clearance Redev Auth Proj Rev Series 2018 B, 5% 2/1/2040 (h)	300,000	291,323
St Louis MO Indl Dev Auth Fing Rev Series A, 3.875% 11/15/2029	140,000	133,725
St Louis MO Indl Dev Auth Fing Rev Series A, 4.375% 11/15/2035	710,000	640,650
St Louis MO Indl Dev Auth Fing Rev Series A, 4.75% 11/15/2047	1,095,000	924,954
		1,990,652
Lease Revenue - 0.0%
Missouri Dev Fin Brd Infrastructure Fac Rev Series 2021, 4% 3/1/2036	255,000	238,453
Missouri Dev Fin Brd Infrastructure Fac Rev Series 2021, 4% 3/1/2037	80,000	73,471
Missouri Dev Fin Brd Infrastructure Fac Rev Series 2021, 4% 3/1/2041	100,000	85,761
Missouri Dev Fin Brd Infrastructure Fac Rev Series 2021, 4% 3/1/2051	290,000	222,808
St Louis MO Ld Clearance Redev Auth Annual Appropriation Redev Rev Series 2022C, 5% 6/1/2041	1,750,000	1,678,969
		2,299,462
Other - 0.0%
Maryland Heights MO Indl Dev Auth Rev Series 2018 A, 5% 3/15/2049	250,000	190,119
Missouri Dev Fin Brd Infrastructure Fac Rev 5.5% 12/1/2050	1,050,000	1,087,346
Missouri St Env Imp Env Impt Series 1998C, 2.75% 9/1/2033	1,000,000	883,332
Normandy Schs Collaborative Mont Executive Governing Brd St Louis Cnty 2% 3/1/2041	1,400,000	896,511
Poplar Bluff MO Regl Transn Dev Dist Transn Sales Tax Rev Series 2023B, 4% 12/1/2037	295,000	271,787
Taney Cnty MO Indl Dev Auth Sales Tax Rev Series 2023, 6% 10/1/2049 (h)	775,000	736,619
		4,065,714
Resource Recovery - 0.0%
Missouri St Env Imp Env Impt Series 1998 A, 2.9% 9/1/2033	1,070,000	957,396
Missouri St Env Imp Env Impt Series 1998 B, 2.9% 9/1/2033	1,000,000	894,762
		1,852,158
Special Tax - 0.0%
Conley Rd Transn Dev Dist MO Transn Sales Tax Rev Series 2017, 5.375% 5/1/2047	245,000	241,009
Plaza at Noah's Ark Community Improvement District Series 2021, 3% 5/1/2030	65,000	60,655
Plaza at Noah's Ark Community Improvement District Series 2021, 3.125% 5/1/2035	45,000	38,499
St Louis MO Indl Dev Auth Tax Increment & Spl Dist Rev Series 2024A, 5.75% 6/15/2054	305,000	296,499
St Louis MO Ld Clearance Redev Auth Annual Appropriation Redev Rev (Missouri St Proj.) 5.375% 6/1/2043	2,060,000	2,036,943
St Louis MO Ld Clearance Redev Auth Annual Appropriation Redev Rev (St Louis MO Proj.) 5.125% 6/1/2046	685,000	642,707
		3,316,312
Transportation - 0.2%
Kansas City MO Indl Dev Auth Arpt Spl Oblig (Kansas City MO Arpt Rev Proj.) 5% 3/1/2057 (Assured Guaranty Municipal Corp Insured) (i)	2,465,000	2,420,838
Kansas City MO Indl Dev Auth Arpt Spl Oblig (Kansas City MO Arpt Rev Proj.) Series 2019 B, 5% 3/1/2038 (i)	355,000	358,993
Kansas City MO Indl Dev Auth Arpt Spl Oblig (Kansas City MO Arpt Rev Proj.) Series 2019 B, 5% 3/1/2046 (i)	3,170,000	3,117,192
Kansas City MO Indl Dev Auth Arpt Spl Oblig (Kansas City MO Arpt Rev Proj.) Series 2019 B, 5% 3/1/2055 (Assured Guaranty Ltd Insured) (i)	1,210,000	1,188,900
St Louis MO Arpt Rev 5.25% 7/1/2026 (Assured Guaranty Municipal Corp Insured)	350,000	358,581
St Louis MO Arpt Rev Series 2019 A, 5% 7/1/2044	80,000	80,579
St Louis MO Arpt Rev Series 2019 A, 5% 7/1/2049	65,000	64,493
St Louis MO Arpt Rev Series 2019C, 5% 7/1/2027	155,000	160,555
St Louis MO Arpt Rev Series 2024B, 5.25% 7/1/2054 (Assured Guaranty Ltd Insured) (i)	480,000	485,058
		8,235,189
Water & Sewer - 0.0%
Kansas City MO Santn Swr Sys Rev Series 2018 B, 5% 1/1/2026	15,000	15,181
Kansas City MO Santn Swr Sys Rev Series 2018 B, 5% 1/1/2028	30,000	31,626
Kansas City MO Santn Swr Sys Rev Series 2018 B, 5% 1/1/2033	25,000	26,049
Kansas City MO Wtr Rev 4% 12/1/2032	45,000	46,605
Kansas City MO Wtr Rev 4% 12/1/2034	25,000	25,648
Kansas City MO Wtr Rev 4% 12/1/2036	45,000	45,381
Kansas City MO Wtr Rev 4% 12/1/2037	30,000	29,703
Kansas City MO Wtr Rev 4% 12/1/2039	70,000	68,644
Kansas City MO Wtr Rev 4% 12/1/2040	30,000	29,058
Kansas City MO Wtr Rev 5% 12/1/2028	35,000	37,526
Kansas City MO Wtr Rev 5% 12/1/2029	20,000	21,776
Kansas City MO Wtr Rev 5% 12/1/2030	40,000	44,163
Kansas City MO Wtr Rev 5% 12/1/2035	40,000	42,915
		464,275
TOTAL MISSOURI		59,019,045
Montana - 0.1%
Education - 0.1%
Montana St Brd Regents Higher Ed Rev Series 2022, 5.25% 11/15/2052 (Assured Guaranty Ltd Insured)	3,800,000	3,902,615
Health Care - 0.0%
City of Kalispell MT Series 2017 A, 5.25% 5/15/2037	95,000	94,521
City of Kalispell MT Series 2017 A, 5.25% 5/15/2047	1,020,000	907,499
City of Kalispell MT Series 2017 A, 5.25% 5/15/2052	1,060,000	916,843
Montana Fac Fin Auth Health Facs Rev (Bozeman Health Proj.) Series 2021 A, 3% 6/1/2050	1,750,000	1,193,965
Montana Facility Finance Authority Series 2018 B, 5% 7/1/2048	300,000	293,757
		3,406,585
Housing - 0.0%
Montana St Brd Hsg Series A 2, 3% 12/1/2043 (i)	5,000	4,965
Montana St Brd Hsg Single Family Mtg (MT Single Family Proj.) Series 2019B, 4% 6/1/2050	60,000	60,188
		65,153
Industrial Development - 0.0%
Forsyth MT Pollution Ctl Rev Series 2023, 3.875% 7/1/2028	560,000	565,382
Other - 0.0%
Gallatin Cnty Mont Indl Dev Rev (Bozeman Fiber Proj.) Series 2021A, 4% 10/15/2051 (h)	305,000	189,845
Gallatin Cnty Mont Indl Dev Rev 0% 10/15/2055 (h)(k)	275,000	206,966
Montana St Brd Hsg Single Family Mtg 6.25% 6/1/2054	995,000	1,071,935
		1,468,746
TOTAL MONTANA		9,408,481
Nebraska - 0.4%
Education - 0.0%
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2017, 4% 7/1/2033	45,000	45,419
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2017, 4% 7/1/2034	120,000	120,723
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2017, 5% 7/1/2036	85,000	86,680
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2021 A, 3% 7/1/2051	785,000	524,538
		777,360
Electric Utilities - 0.1%
Central Plains Energy Proj NE Gas Proj Rev Series 2017A, 5% 9/1/2031	345,000	364,729
Central Plains Energy Proj NE Gas Proj Rev Series 2017A, 5% 9/1/2033	2,970,000	3,154,675
Central Plains Energy Proj NE Gas Proj Rev Series 2017A, 5% 9/1/2034	180,000	191,090
Lincoln NE Series 2018, 5% 9/1/2031	110,000	113,026
Lincoln NE Series 2018, 5% 9/1/2032	210,000	215,338
Lincoln NE Series 2018, 5% 9/1/2033	125,000	128,020
Nebraska Pub Pwr Dist Rev Series 2016 A, 5% 1/1/2032	95,000	95,839
Nebraska Pub Pwr Dist Rev Series 2016 A, 5% 1/1/2034	55,000	55,425
Nebraska Pub Pwr Dist Rev Series B, 5% 1/1/2037	300,000	301,633
Nebraska Pub Pwr Dist Rev Series D, 5% 1/1/2046	965,000	967,719
Omaha Public Power District Series 2021 B, 4% 2/1/2046	2,000,000	1,791,320
Omaha Public Power District Series 2022 A, 5% 2/1/2047	3,250,000	3,324,704
Omaha Public Power District Series 2022 A, 5.25% 2/1/2052	1,050,000	1,080,349
Omaha Public Power District Series 2024 A, 5.5% 2/1/2054	2,000,000	2,098,771
		13,882,638
Escrowed/Pre-Refunded - 0.0%
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2025 (Escrowed to Maturity) (i)	25,000	25,196
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2026 (Escrowed to Maturity) (i)	80,000	81,950
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2035 (Pre-refunded to 12/15/2026 at 100) (i)	110,000	112,681
		219,827
General Obligations - 0.3%
Central Plains Energy Proj NE Gas Proj Rev 4% tender 12/1/2049 (Royal Bank of Canada Guaranteed) (c)	5,775,000	5,776,534
Central Plains Energy Proj NE Gas Proj Rev Series 2017A, 5% 9/1/2036 (Goldman Sachs Group Inc/The Guaranteed)	985,000	1,039,102
Central Plains Energy Proj NE Gas Proj Rev Series 2022 1, 5% tender 5/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (c)	4,255,000	4,388,063
Central Plains Energy Proj NE Gas Proj Rev Series 2023 A 1, 5% tender 5/1/2054 (Bank of Montreal Guaranteed) (c)	6,950,000	7,161,264
Douglas Cnty Neb Sch Dist 001 Series 2021, 1.75% 12/15/2037	1,000,000	697,431
Douglas Cnty Neb Sch Dist 001 Series 2021, 2% 12/15/2043	2,035,000	1,258,973
		20,321,367
Health Care - 0.0%
Douglas Cnty NE Hosp Auth #2 (Nebraska Children's Hospital Proj.) Series 2020 A, 4% 11/15/2050	240,000	202,655
Douglas Cnty NE Hosp Auth #2 Series 2020 A, 4% 11/15/2037	255,000	244,096
Douglas Cnty NE Hosp Auth #2 Series 2020 A, 4% 11/15/2039	290,000	269,385
		716,136
Housing - 0.0%
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2019 B, 4% 9/1/2049 (i)	160,000	159,642
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2019 E, 3.75% 9/1/2049 (i)	130,000	129,430
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2020 A, 3.5% 9/1/2050	40,000	39,761
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2024 C, 4.55% 9/1/2044	1,000,000	980,189
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2024 C, 4.7% 9/1/2049	1,250,000	1,208,020
		2,517,042
Other - 0.0%
Sarpy Cnty Neb Gen. Oblig. 1.75% 6/1/2037	2,770,000	1,987,114
Sarpy Cnty Neb Gen. Oblig. Series 2021, 1.625% 6/1/2035	2,655,000	2,015,084
		4,002,198
Transportation - 0.0%
Omaha NE Arpt Auth Arpt Rev Series 2024, 5.25% 12/15/2054 (Assured Guaranty Ltd Insured) (i)	2,000,000	2,021,947
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2025 (i)	25,000	25,236
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2026 (i)	95,000	97,183
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2027 (i)	65,000	66,178
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2030 (i)	105,000	106,650
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2031 (i)	55,000	55,729
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2033 (i)	55,000	55,500
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2035 (i)	135,000	135,817
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2036 (i)	35,000	35,153
		2,599,393
TOTAL NEBRASKA		45,035,961
Nevada - 0.4%
Education - 0.0%
Director St NV Dept Business & Ind Charter Sch Lease Rev Series 2018A, 5% 12/15/2038 (h)	270,000	262,980
Director St NV Dept Business & Ind Charter Sch Lease Rev Series 2018A, 5% 12/15/2048 (h)	1,015,000	920,532
Director St NV Dept Business & Ind Charter Sch Lease Rev Series A, 5% 12/15/2035 (h)	130,000	130,104
Director St NV Dept Business & Ind Charter Sch Lease Rev Series A, 5.125% 12/15/2045 (h)	160,000	151,255
		1,464,871
Electric Utilities - 0.0%
Washoe Cnty NV Wtr Fac Rev (Sierra Pacific Power Co Proj.) Series 2016 F, 4.125% tender 3/1/2036 (c)(i)	485,000	484,306
Washoe Cnty NV Wtr Fac Rev (Sierra Pacific Power Co Proj.) Series 2016C, 4.125% tender 3/1/2036 (c)(i)	355,000	354,491
		838,797
General Obligations - 0.1%
Clark Cnty NV Gen. Oblig. Series 2018 A, 5% 5/1/2048	4,820,000	4,837,415
Clark Cnty NV School Dist Series 2017 A, 5% 6/15/2026	15,000	15,300
Clark Cnty NV School Dist Series 2019 A, 5% 6/15/2025	1,780,000	1,781,134
Clark Cnty NV School Dist Series 2020A, 4% 6/15/2037 (Assured Guaranty Ltd Insured)	190,000	187,314
Clark Cnty NV School Dist Series 2020A, 4% 6/15/2039 (Assured Guaranty Ltd Insured)	420,000	398,106
Clark Cnty NV School Dist Series 2021 B, 3% 6/15/2036	2,275,000	1,967,923
Clark Cnty NV School Dist Series 2024 B, 3% 6/15/2042	9,090,000	7,013,247
Nevada St Gen. Oblig. Series 2024A, 3% 5/1/2040	1,050,000	874,845
Nevada St Gen. Oblig. Series 2024A, 3% 5/1/2043	1,735,000	1,376,049
		18,451,333
Health Care - 0.0%
Carson City Nev Hosp Rev (Carson Tahoe Hospital Proj.) Series 2017, 5% 9/1/2037	150,000	149,815
Carson City Nev Hosp Rev (Carson Tahoe Hospital Proj.) Series 2017, 5% 9/1/2042	370,000	360,858
		510,673
Housing - 0.0%
Nevada Hsg Div Single Family Mtg Rev (NV Single Fam Mort Rev 9/1/2008 Proj.) 3% 10/1/2051	4,705,000	4,585,231
Nevada Hsg Div Single Family Mtg Rev (NV Single Fam Mort Rev 9/1/2008 Proj.) Series 2019 A, 4% 4/1/2049	65,000	65,140
Nevada Hsg Div Single Family Mtg Rev (NV Single Fam Mort Rev 9/1/2008 Proj.) Series 2019B, 4% 10/1/2049	135,000	135,298
Nevada Hsg Div Single Family Mtg Rev Series 2021 A, 3% 4/1/2051	415,000	406,115
		5,191,784
Other - 0.0%
City of Sparks NV Special Improvement District No 1 5% 6/1/2044	400,000	384,334
Las Vegas Nev Spl Impt Dist No817 5.5% 6/1/2038	400,000	415,852
		800,186
Special Tax - 0.3%
Clark Cnty NV Hwy Impt Rev Series 2022, 4% 7/1/2040 (Assured Guaranty Ltd Insured)	3,500,000	3,381,090
Las Vegas Convention & Visitors Authority Series 2018 B, 4% 7/1/2049	5,000,000	4,270,840
Las Vegas Convention & Visitors Authority Series 2018 B, 5% 7/1/2043	4,185,000	4,195,584
Las Vegas Convention & Visitors Authority Series 2019B, 5% 7/1/2033	620,000	655,681
Las Vegas Convention & Visitors Authority Series 2022B, 5.25% 7/1/2049	1,060,000	1,096,666
Las Vegas Nev Redev Agy Tax Increment Rev Series 2016, 5% 6/15/2030	60,000	60,504
Las Vegas Nev Redev Agy Tax Increment Rev Series 2016, 5% 6/15/2040	1,580,000	1,560,870
Las Vegas Nev Redev Agy Tax Increment Rev Series 2016, 5% 6/15/2045	1,870,000	1,810,041
Reno Nev Cap Impt Rev Series 2019 A1, 4% 6/1/2046 (Assured Guaranty Ltd Insured)	250,000	220,150
Reno Nev Sales Tax Rev Series 2018 B, 4% 6/1/2048 (Assured Guaranty Ltd Insured)	95,000	82,490
Reno Nev Sales Tax Rev Series 2018 B, 4.125% 6/1/2058 (Assured Guaranty Ltd Insured)	120,000	103,648
Reno Nev Sales Tax Rev Series 2018 C, 0% 7/1/2058 (h)(j)	3,500,000	515,785
Tahoe-Douglas Visitors Auth Nev Stateline Rev (Tahoe-Douglas Visitors Auth Nev Stateline Rev Proj.) 5% 7/1/2045	250,000	242,247
Tahoe-Douglas Visitors Auth Nev Stateline Rev (Tahoe-Douglas Visitors Auth Nev Stateline Rev Proj.) 5% 7/1/2051	170,000	160,108
		18,355,704
Transportation - 0.0%
Clark Cnty NV Arpt Rev Series 2019 A, 5% 7/1/2026	1,445,000	1,476,768
Clark Cnty NV Arpt Rev Series 2021 B, 5% 7/1/2026 (i)	2,290,000	2,328,826
		3,805,594
TOTAL NEVADA		49,418,942
New Hampshire - 0.9%
Education - 0.0%
National Fin Auth NH Hosp Rev Series 2023A, 5.25% 6/1/2051	930,000	952,814
Electric Utilities - 0.2%
National Fin Auth N H Util Rev Series 2024 A, 6.89% 4/1/2034 (h)	7,000,000	7,133,427
National Fin Auth NH Rev (Winston-Salem Energy Novant Proj.) Series 2025 A, 5% 12/1/2035 (m)	6,500,000	7,004,519
National Fin Auth NH Rev (Winston-Salem Energy Novant Proj.) Series 2025 A, 5% 6/1/2055 (m)	6,250,000	6,038,034
National Fin Auth NH Rev (Winston-Salem Energy Novant Proj.) Series 2025 A, 5.5% 6/1/2050 (m)	5,065,000	5,221,417
		25,397,397
General Obligations - 0.0%
National Fin Auth NH Special Rev 4.875% 12/1/2033 (h)	872,000	858,323
National Fin Auth NH Special Rev Gen. Oblig. Series 2024, 5.25% 12/1/2035 (h)	1,646,000	1,633,916
National Fin Auth NH Special Rev Gen. Oblig. Series 2024, 5.375% 12/1/2031 (h)	955,000	943,075
Portsmouth NH Gen. Oblig. 1.75% 4/1/2036	1,345,000	1,004,584
		4,439,898
Health Care - 0.2%
National Fin Auth NH Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2021 B, 3% 8/15/2051 (Assured Guaranty Municipal Corp Insured)	1,755,000	1,189,134
National Fin Auth NH Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2021 B, 5% 8/15/2026	465,000	474,078
National Fin Auth NH Lease Rent Rev 8.33% 5/15/2034	305,000	307,485
National Fin Auth NH Lease Rent Rev Series 2023 B, 9.58% 12/15/2038	430,000	424,713
National Fin Auth NH Lease Rent Rev Series 2023A, 5.88% 12/15/2038	7,150,000	7,151,909
National Fin Auth NH Lease Rent Rev Series 2024A, 5% 5/15/2034 (h)	4,220,000	4,167,046
National Fin Auth NH Rev (Presbyterian Homes, PA Proj.) Series 2023 A, 5.25% 7/1/2048	500,000	499,164
National Fin Auth NH Rev (The Vista Proj.) Series 2019 A, 5.25% 7/1/2039 (h)	220,000	216,685
National Fin Auth NH Rev (The Vista Proj.) Series 2019 A, 5.625% 7/1/2046 (h)	125,000	121,286
National Fin Auth NH Rev (The Vista Proj.) Series 2019 A, 5.75% 7/1/2054 (h)	1,235,000	1,182,541
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2028	150,000	156,553
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2029	130,000	135,100
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2030	120,000	124,303
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2031	75,000	77,496
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2032	15,000	15,460
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2034	190,000	194,520
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2035	155,000	158,077
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2036	110,000	111,748
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2037	135,000	136,561
New Hampshire Health and Education Facilities Authority Act (Hillside Vge-Prospect Woodward Hm Proj.) 6.125% 7/1/2037 (f)(g)(h)	149,960	0
New Hampshire Health and Education Facilities Authority Act (Hillside Vge-Prospect Woodward Hm Proj.) 6.125% 7/1/2052 (f)(g)(h)	368,652	0
New Hampshire Health and Education Facilities Authority Act (Hillside Vge-Prospect Woodward Hm Proj.) 6.25% 7/1/2042 (f)(g)(h)	224,940	0
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2033	425,000	437,631
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2034	650,000	667,147
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2037	630,000	640,358
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2041	115,000	115,785
NH Health & Ed Facs Auth Rev (Elliot Health System Proj.) Series 2016, 4% 10/1/2038	360,000	334,833
NH Health & Ed Facs Auth Rev (Elliot Health System Proj.) Series 2016, 5% 10/1/2025	255,000	256,192
NH Health & Ed Facs Auth Rev (Elliot Health System Proj.) Series 2016, 5% 10/1/2028	170,000	172,766
NH Health & Ed Facs Auth Rev (Elliot Health System Proj.) Series 2016, 5% 10/1/2032	290,000	292,693
NH Health & Ed Facs Auth Rev Series 2016, 5% 10/1/2036	115,000	115,789
NH Health & Ed Facs Auth Rev Series 2016, 5% 10/1/2040	545,000	546,371
NH Health & Ed Facs Auth Rev Series 2016, 5% 10/1/2046	860,000	853,119
		21,276,543
Housing - 0.4%
National Fin Auth NH Hosp Rev (Lihtc 2020-1 Us Proj.) Series 1 Class A, 4.125% 1/20/2034	5,215,071	5,121,511
National Fin Auth NH Hosp Rev (Lihtc 2022-1 Us Proj.) Series 1 Class A, 4.375% 9/20/2036	2,526,549	2,449,554
National Fin Auth NH Hosp Rev (Lihtc 2023-2 Us Proj.) Series 2 Class A, 3.875% 1/20/2038	8,757,961	8,004,573
National Fin Auth NH Hosp Rev Series 1 Class A, 4.25% 7/1/2051	2,804,251	2,598,675
National Fin Auth NH Hosp Rev Series 2 Class A, 3.625% 8/20/2039	2,111,795	1,900,019
National Fin Auth NH Hosp Rev Series 3 Class A, 4.0342% 10/20/2051 (c)	2,795,165	2,462,786
National Fin Auth NH Hosp Rev Series 4 Class AUS, 4.06% 11/20/2039 (c)	3,484,765	3,234,540
National Fin Auth NH Hosp Rev Series 4 Class BUS, 4.06% 5/20/2042 (c)	1,578,979	1,344,060
New Hampshire Business Finance Authority (Lihtc 2022-2 Us Proj.) Series 2 Class A, 4% 10/20/2036	9,895,315	9,307,015
New Hampshire St Hsg Fin Auth Multi-Family Hsg Series 2024 1, 4.45% 7/1/2044	3,510,000	3,410,855
New Hampshire St Hsg Fin Auth Single Family Mtg Rev Series 2023 D, 6.5% 7/1/2055	7,295,000	7,929,235
New Hampshire St Hsg Fin Auth Single Family Mtg Rev Series 2025A, 6.5% 1/1/2056	2,500,000	2,807,002
		50,569,825
Other - 0.1%
National Fin Auth NH Affordable Hsg Ctfs Class A, 4.15% tender 10/20/2040 (c)	625,000	579,558
National Fin Auth NH Affordable Hsg Ctfs Series 2025 1 CL A 1 Class A1, 4.75% tender 6/20/2041 (c)(m)	2,350,000	2,347,180
National Fin Auth NH Hosp Rev Series 2021, 4% 1/1/2041	225,000	191,269
National Fin Auth NH Hosp Rev Series 2025-1 Class A1, 4.0869% 1/20/2041 (c)	2,531,363	2,354,480
National Fin Auth NH Hosp Rev Series 2025-1 Class A2, 4.0869% 1/20/2041 (c)	798,852	707,473
National Fin Auth NH Rev Series 2020 B, 3.75% tender 7/1/2045 (c)(h)(i)	1,195,000	974,661
National Fin Auth NH Rev Series 2023C, 11% 12/15/2038	235,000	232,316
		7,386,937
Pooled Loans - 0.0%
National Fin Auth NH Special Rev Series 2024, 0% 12/1/2034 (h)(j)	5,975,000	3,158,067
Resource Recovery - 0.0%
National Fin Auth NH Rev Series 2018 B, 4.625% 11/1/2042 (h)	470,000	424,227
TOTAL NEW HAMPSHIRE		113,605,708
New Jersey - 3.1%
Education - 0.4%
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2028 (Assured Guaranty Municipal Corp Insured)	125,000	127,322
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2030 (Assured Guaranty Municipal Corp Insured)	305,000	308,773
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2032 (Assured Guaranty Municipal Corp Insured)	150,000	151,621
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2033 (Assured Guaranty Municipal Corp Insured)	160,000	161,520
Camden Cnty NJ Impt Auth Charter Sch Rev Series 2022, 5% 7/15/2052 (h)	435,000	406,493
Camden Cnty NJ Impt Auth Charter Sch Rev Series 2022, 5% 7/15/2062 (h)	480,000	439,302
Camden County Improvement Authority/The 6% 6/15/2042	60,000	62,661
Camden County Improvement Authority/The 6% 6/15/2047	165,000	170,847
Camden County Improvement Authority/The 6% 6/15/2052	155,000	159,576
Camden County Improvement Authority/The 6% 6/15/2062	510,000	522,736
Essex Cnty NJ Impt Auth Charter Sch Rev 4% 7/15/2050 (h)	300,000	244,132
Essex Cnty NJ Impt Auth Charter Sch Rev 4% 7/15/2060 (h)	250,000	193,843
Essex Cnty NJ Impt Auth Charter Sch Rev Series 2020 A, 4% 8/1/2060 (h)	250,000	193,816
Essex Cnty NJ Impt Auth Charter Sch Rev Series 2021, 4% 6/15/2046	275,000	237,295
Essex Cnty NJ Impt Auth Charter Sch Rev Series 2021, 4% 6/15/2056	365,000	294,989
Gloucester Cnty NJ Impt Auth Rev (Rowan Univ Proj.) Series 2024, 5% 7/1/2035 (Build America Mutual Assurance Co Insured)	1,000,000	1,079,667
Gloucester Cnty NJ Impt Auth Rev (Rowan Univ Proj.) Series 2024, 5% 7/1/2041 (Build America Mutual Assurance Co Insured)	1,150,000	1,197,589
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2010-1 Proj.) 5% 12/1/2026 (i)	645,000	656,432
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2025 (i)	510,000	512,746
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2026 (i)	740,000	753,116
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) 5% 12/1/2026 (i)	5,050,000	5,139,506
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2019 B, 3.25% 12/1/2039 (i)	360,000	335,891
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2019A, 5% 12/1/2025	310,000	312,523
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2020 A, 5% 12/1/2027 (i)	405,000	416,350
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2020B, 5% 12/1/2028 (i)	705,000	735,176
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2022A, 5% 12/1/2026 (i)	495,000	503,773
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2021 A, 5% 12/1/2028 (i)	85,000	88,638
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2021 A, 5% 12/1/2029 (i)	115,000	120,381
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2021 B, 5% 12/1/2028 (i)	305,000	318,055
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2021 B, 5% 12/1/2029 (i)	300,000	314,038
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023A, 5% 12/1/2030 (i)	1,250,000	1,314,765
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023B, 5% 12/1/2033 (i)	10,750,000	11,253,364
Higher Ed Student Assistance Auth NJ Student Ln Rev 4% 12/1/2041 (i)	2,630,000	2,570,323
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2020B, 3.5% 12/1/2039 (i)	905,000	860,457
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2021 B, 2.5% 12/1/2040 (i)	380,000	344,806
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2021 C, 3.25% 12/1/2051 (i)	185,000	122,157
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2024 B, 4.25% 12/1/2045 (i)	4,105,000	3,967,038
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2024 C, 5.25% 12/1/2054 (i)	255,000	241,760
Higher Ed Student Assistance Auth NJ Student Ln Rev Series 2025 1C, 5.5% 12/1/2055 (i)(m)	505,000	490,229
New Jersey Econom Dev Auth Rev (Provident Montclair Proj.) 5% 6/1/2025 (Assured Guaranty Municipal Corp Insured)	65,000	65,002
New Jersey Econom Dev Auth Rev (Provident Montclair Proj.) 5% 6/1/2028 (Assured Guaranty Municipal Corp Insured)	5,000	5,146
New Jersey Econom Dev Auth Rev (Provident Montclair Proj.) 5% 6/1/2029 (Assured Guaranty Municipal Corp Insured)	5,000	5,140
New Jersey Economic Dev Auth Energy Fac Rev Series 2012A, 5% 6/15/2037 (i)	175,000	172,334
New Jersey Economic Dev Auth Energy Fac Rev Series 2012A, 5.125% 6/15/2043 (i)	245,000	231,927
New Jersey Economic Dev Auth Sch Rev Series 2019 A, 5% 6/15/2049 (h)	100,000	93,416
New Jersey Educational Facilities Authority (Stevens Institute of Technolgy Proj.) 5% 7/1/2040	1,000,000	1,019,480
New Jersey Educational Facilities Authority (Stevens Institute of Technolgy Proj.) 5% 7/1/2045	845,000	849,378
New Jersey Educational Facilities Authority (Stockton University Proj.) Series 2016A, 5% 7/1/2029	145,000	146,581
New Jersey Educational Facilities Authority (Stockton University Proj.) Series 2016A, 5% 7/1/2031	255,000	257,294
New Jersey Educational Facilities Authority (Stockton University Proj.) Series 2016A, 5% 7/1/2032	295,000	297,250
New Jersey Institute of Technology/NJ Series 2015A, 5% 7/1/2040	1,030,000	1,031,518
New Jersey Institute of Technology/NJ Series 2015A, 5% 7/1/2045	4,215,000	4,221,215
New Jersey Institute of Technology/NJ Series 2025A, 5% 7/1/2040 (Build America Mutual Assurance Co Insured)	1,200,000	1,280,508
New Jersey Institute of Technology/NJ Series 2025A, 5% 7/1/2042 (Build America Mutual Assurance Co Insured)	1,125,000	1,181,341
Rutgers St Univ NJ Series 2016M, 5% 5/1/2033	965,000	979,297
		49,160,533
Electric Utilities - 0.0%
New Jersey Eda Wtr Facs Rev (New Jersey American Wtr Co Inc Proj.) 3.75% tender 11/1/2034 (c)(i)	500,000	496,667
New Jersey Eda Wtr Facs Rev (New Jersey American Wtr CO Inc Proj.) Series 2020 E, 0.85% 12/1/2025 (i)	415,000	406,153
		902,820
Escrowed/Pre-Refunded - 0.1%
New Jersey Econom Dev Auth Rev Series 2016 AAA, 5% 6/15/2041 (Pre-refunded to 12/15/2026 at 100)	140,000	144,580
New Jersey Economic Dev Auth Rev Series WW, 5.25% 6/15/2040 (Pre-refunded to 6/15/2025 at 100)	3,100,000	3,102,445
New Jersey Eda Rev Series 1997A, 0% 7/1/2026 (Escrowed to Maturity) (j)	350,000	337,979
New Jersey Trans Trust Fund Auth 5% 6/15/2050 (Pre-refunded to 12/15/2030 at 100)	65,000	71,798
New Jersey Trans Trust Fund Auth 5.5% 6/15/2050 (Pre-refunded to 12/15/2032 at 100)	7,815,000	9,096,099
New Jersey Trans Trust Fund Auth Series 2019 BB, 5% 6/15/2050 (Pre-refunded to 12/15/2028 at 100)	1,205,000	1,292,751
		14,045,652
General Obligations - 1.5%
Edison Twp NJ Gen. Oblig. 2% 3/15/2036	950,000	726,957
Hudson Cnty NJ Impt Auth Lease Rev (Hudson Cnty NJ Proj.) Gen. Oblig. 4% 10/1/2033	590,000	603,390
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2035	75,000	73,779
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2036	75,000	72,332
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2016 A, 5% 7/15/2027	65,000	66,004
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2018EEE, 5% 6/15/2028	40,000	42,200
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 LLL, 4% 6/15/2044	190,000	166,207
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 LLL, 5% 6/15/2036	300,000	310,811
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 LLL, 5% 6/15/2044	805,000	805,638
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 LLL, 5% 6/15/2049	300,000	295,663
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 11/1/2044	3,270,000	2,849,357
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2034	45,000	45,096
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2036	60,000	57,916
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2039	55,000	50,926
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2041	55,000	49,824
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2046	1,790,000	1,556,723
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2050	590,000	501,064
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 11/1/2031	1,775,000	1,888,175
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 11/1/2036	2,075,000	2,142,149
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 6/15/2031	60,000	64,745
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 6/15/2033	10,000	10,669
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5.25% 11/1/2047	1,905,000	1,945,878
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5.25% 6/15/2027	955,000	955,760
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) Series 2024 SSS, 5.25% 6/15/2036	500,000	546,979
New Jersey Economic Dev Auth Rev 4% 11/1/2038	295,000	274,763
New Jersey Eda St Lease Rev (New Jersey St Proj.) Series 2017 B, 5% 6/15/2026	65,000	66,298
New Jersey Eda St Lease Rev (New Jersey St Proj.) Series 2017 B, 5% 6/15/2035	35,000	36,084
New Jersey Eda St Lease Rev (New Jersey St Proj.) Series 2017 B, 5% 6/15/2043	810,000	812,234
New Jersey Eda St Lease Rev (New Jersey St Proj.) Series 2018 A, 5% 6/15/2033	1,555,000	1,588,994
New Jersey Eda St Lease Rev (New Jersey St Proj.) Series 2018 A, 5% 6/15/2042	1,675,000	1,668,690
New Jersey St Gen. Oblig. 2% 6/1/2032	2,110,000	1,829,540
New Jersey St Gen. Oblig. 2% 6/1/2034	1,020,000	834,125
New Jersey St Gen. Oblig. 2% 6/1/2037	2,400,000	1,776,175
New Jersey St Gen. Oblig. 4% 6/1/2031	3,400,000	3,568,315
New Jersey St Gen. Oblig. 5% 6/1/2028	65,000	68,956
New Jersey St Gen. Oblig. 5% 6/1/2029	1,040,000	1,119,943
New Jersey St Gen. Oblig. 5% 6/1/2040	1,500,000	1,557,393
New Jersey Trans Trust Fund Auth 0% 12/15/2027 (j)	2,150,000	1,975,255
New Jersey Trans Trust Fund Auth 0% 12/15/2028 (j)	1,360,000	1,204,053
New Jersey Trans Trust Fund Auth 0% 12/15/2030 (Berkshire Hathaway Assurance Corp Insured) (j)	1,960,000	1,614,639
New Jersey Trans Trust Fund Auth 0% 12/15/2030 (National Public Finance Guarantee Corporation Insured) (j)	2,925,000	2,399,139
New Jersey Trans Trust Fund Auth 0% 12/15/2031 (j)	110,000	86,690
New Jersey Trans Trust Fund Auth 0% 12/15/2031 (Financial Guaranty Ins CO Insured) (j)	3,920,000	3,089,328
New Jersey Trans Trust Fund Auth 0% 12/15/2032 (Assured Guaranty Municipal Corp Insured) (j)	710,000	537,665
New Jersey Trans Trust Fund Auth 0% 12/15/2033 (Assured Guaranty Municipal Corp Insured) (j)	2,430,000	1,749,358
New Jersey Trans Trust Fund Auth 0% 12/15/2034 (j)	4,100,000	2,819,042
New Jersey Trans Trust Fund Auth 0% 12/15/2035 (j)	795,000	512,845
New Jersey Trans Trust Fund Auth 0% 12/15/2036 (Ambac Assurance Corp Insured) (j)	2,075,000	1,267,712
New Jersey Trans Trust Fund Auth 0% 12/15/2037 (j)	4,500,000	2,587,578
New Jersey Trans Trust Fund Auth 4% 12/15/2039	120,000	111,853
New Jersey Trans Trust Fund Auth 4% 6/15/2034	440,000	442,191
New Jersey Trans Trust Fund Auth 4% 6/15/2036	1,530,000	1,492,545
New Jersey Trans Trust Fund Auth 4% 6/15/2036	670,000	653,598
New Jersey Trans Trust Fund Auth 4% 6/15/2037	1,120,000	1,077,568
New Jersey Trans Trust Fund Auth 4% 6/15/2038	555,000	528,022
New Jersey Trans Trust Fund Auth 4% 6/15/2040	250,000	231,342
New Jersey Trans Trust Fund Auth 4% 6/15/2045	10,035,000	8,745,467
New Jersey Trans Trust Fund Auth 4% 6/15/2050	4,975,000	4,193,909
New Jersey Trans Trust Fund Auth 5% 12/15/2025	855,000	863,435
New Jersey Trans Trust Fund Auth 5% 12/15/2026	1,000,000	1,029,992
New Jersey Trans Trust Fund Auth 5% 6/15/2032	200,000	216,663
New Jersey Trans Trust Fund Auth 5% 6/15/2033	3,085,000	3,322,064
New Jersey Trans Trust Fund Auth 5% 6/15/2033	345,000	371,511
New Jersey Trans Trust Fund Auth 5% 6/15/2034	320,000	342,201
New Jersey Trans Trust Fund Auth 5% 6/15/2035	225,000	237,785
New Jersey Trans Trust Fund Auth 5% 6/15/2036	2,500,000	2,696,453
New Jersey Trans Trust Fund Auth 5% 6/15/2036	75,000	78,651
New Jersey Trans Trust Fund Auth 5% 6/15/2037	170,000	177,004
New Jersey Trans Trust Fund Auth 5% 6/15/2038	1,500,000	1,572,198
New Jersey Trans Trust Fund Auth 5% 6/15/2038	1,075,000	1,110,811
New Jersey Trans Trust Fund Auth 5% 6/15/2039	725,000	745,513
New Jersey Trans Trust Fund Auth 5% 6/15/2040	9,600,000	10,008,389
New Jersey Trans Trust Fund Auth 5% 6/15/2040	225,000	230,261
New Jersey Trans Trust Fund Auth 5% 6/15/2042	5,500,000	5,645,530
New Jersey Trans Trust Fund Auth 5% 6/15/2044	6,805,000	6,918,108
New Jersey Trans Trust Fund Auth 5% 6/15/2045	1,000,000	1,013,222
New Jersey Trans Trust Fund Auth 5.25% 6/15/2041	1,500,000	1,581,535
New Jersey Trans Trust Fund Auth 5.25% 6/15/2043	1,750,000	1,764,353
New Jersey Trans Trust Fund Auth 5.25% 6/15/2050	3,190,000	3,269,325
New Jersey Trans Trust Fund Auth 5.25% 6/15/2050	2,350,000	2,400,281
New Jersey Trans Trust Fund Auth 5.25% 6/15/2055	6,730,000	6,885,251
New Jersey Trans Trust Fund Auth Series 2008 A, 0% 12/15/2038 (Build America Mutual Assurance Co Insured) (j)	6,000,000	3,290,831
New Jersey Trans Trust Fund Auth Series 2018 A, 4.25% 12/15/2038	300,000	289,584
New Jersey Trans Trust Fund Auth Series 2018 A, 5% 12/15/2032	205,000	213,787
New Jersey Trans Trust Fund Auth Series 2018 A, 5% 12/15/2034	85,000	87,582
New Jersey Trans Trust Fund Auth Series 2019 BB, 4% 6/15/2036	1,870,000	1,824,222
New Jersey Trans Trust Fund Auth Series 2019 BB, 4% 6/15/2038	205,000	195,035
New Jersey Trans Trust Fund Auth Series 2019 BB, 4% 6/15/2044	335,000	294,924
New Jersey Trans Trust Fund Auth Series 2019 BB, 4% 6/15/2050	500,000	421,498
New Jersey Trans Trust Fund Auth Series 2019 BB, 5% 6/15/2033	3,035,000	3,157,140
New Jersey Trans Trust Fund Auth Series 2019 BB, 5% 6/15/2044	2,170,000	2,162,102
New Jersey Trans Trust Fund Auth Series 2020 AA, 5% 6/15/2050	405,000	405,196
New Jersey Trans Trust Fund Auth Series 2022 A, 4% 6/15/2038	1,045,000	994,204
New Jersey Trans Trust Fund Auth Series 2022 A, 4% 6/15/2040	745,000	689,400
New Jersey Trans Trust Fund Auth Series 2022 A, 4% 6/15/2041	3,250,000	2,978,138
New Jersey Trans Trust Fund Auth Series 2022 A, 4% 6/15/2042	675,000	610,218
New Jersey Trans Trust Fund Auth Series 2022 BB, 4% 6/15/2046	4,770,000	4,120,412
New Jersey Trans Trust Fund Auth Series 2022 BB, 4% 6/15/2050	2,885,000	2,432,046
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2029	1,150,000	1,229,758
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2030	4,030,000	4,357,006
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2031	305,000	332,302
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2032	1,665,000	1,824,061
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2033	955,000	1,039,102
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2035	35,000	37,459
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2036	1,495,000	1,587,712
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2037	190,000	200,252
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2038	250,000	261,347
New Jersey Trans Trust Fund Auth Series 2023A, 4.25% 6/15/2040	2,025,000	1,928,025
New Jersey Trans Trust Fund Auth Series 2023A, 5% 6/15/2037	3,000,000	3,181,355
New Jersey Trans Trust Fund Auth Series 2023AA, 4.25% 6/15/2044	495,000	450,891
New Jersey Trans Trust Fund Auth Series 2023AA, 5% 6/15/2040	3,480,000	3,608,657
NJ Health Care Facs Fing Auth St Contract (New Jersey St Proj.) Series 2017, 5% 10/1/2032	445,000	461,095
NJ Health Care Facs Fing Auth St Contract (New Jersey St Proj.) Series 2017, 5% 10/1/2037	645,000	656,022
South Jersey Port Corp NJ Rev (New Jersey St Proj.) Series 2017A, 5% 1/1/2049	425,000	417,584
South Jersey Port Corp NJ Rev (New Jersey St Proj.) Series 2017B, 5% 1/1/2042 (i)	1,880,000	1,864,139
South Jersey Port Corp NJ Rev (New Jersey St Proj.) Series 2017B, 5% 1/1/2048 (i)	950,000	905,109
		169,338,282
Health Care - 0.1%
New Jersey Econom Dev Auth Rev (Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% (h)	130,000	99,558
New Jersey Econom Dev Auth Rev Series 2014, 4.875% 1/1/2029	120,000	119,019
New Jersey Econom Dev Auth Rev Series 2014, 5% 1/1/2034	280,000	275,961
New Jersey Econom Dev Auth Rev Series 2014, 5.25% 1/1/2044	685,000	622,067
New Jersey Econom Dev Auth Rev Series 2018, 5% 1/1/2039	495,000	482,897
New Jersey Economic Dev Auth Rev (White Horse HMT Urban Renewal LLC Proj.) 5% (f)(h)	160,000	102,674
New Jersey Health Care (Atlanticare Regional Med Ctr Proj.) 3% 7/1/2039	1,520,000	1,290,345
New Jersey Health Care (Hackensack Meridian Health Inc Proj.) Series 2017A, 5% 7/1/2037	420,000	425,373
New Jersey Health Care (Hackensack Meridian Health Inc Proj.) Series 2017A, 5.25% 7/1/2057	590,000	591,410
New Jersey Health Care (Rwj Barnabas Health Proj.) 5% tender 7/1/2042 (c)	105,000	105,129
New Jersey Health Care (Rwj Barnabas Health Proj.) 5% tender 7/1/2045 (c)	110,000	111,848
New Jersey Health Care (Rwj Barnabas Health Proj.) Series 2016 A, 4% 7/1/2036	1,130,000	1,130,831
New Jersey Health Care (Rwj Barnabas Health Proj.) Series 2016 A, 5% 7/1/2043	3,425,000	3,392,042
New Jersey Health Care (Rwj Barnabas Health Proj.) Series 2021 A, 3% 7/1/2051	3,000,000	2,121,361
New Jersey Health Care (St Joseph Hosp & Med Ctr, NJ Proj.) Series 2016, 4% 7/1/2048	470,000	386,691
New Jersey Health Care (St Joseph Hosp & Med Ctr, NJ Proj.) Series 2016, 5% 7/1/2028	75,000	75,714
New Jersey Health Care (Univ of Penn Health Systems Proj.) 5% 7/1/2028	45,000	45,807
New Jersey Health Care (Univ of Penn Health Systems Proj.) 5% 7/1/2030	175,000	177,964
New Jersey Health Care (Univ of Penn Health Systems Proj.) Series 2016A, 5% 7/1/2027	90,000	91,724
New Jersey Health Care (University Hospital NJ Proj.) Series 2015A, 5% 7/1/2046 (Assured Guaranty Ltd Insured)	1,205,000	1,180,380
New Jersey Health Care (Valley Hospital Proj.) Series 2019, 4% 7/1/2035	140,000	140,735
		12,969,530
Housing - 0.0%
New Jersey Econom Dev Auth Rev Series A, 5% 1/1/2030	510,000	506,962
New Jersey Econom Dev Auth Rev Series A, 5% 1/1/2035	335,000	326,037
New Jersey Econom Dev Auth Rev Series A, 5% 1/1/2048	2,190,000	1,978,567
New Jersey St Hsg & Mtg Fin Agy Rev (NJ Single Family Mortgage Proj.) Series 2021 H, 3% 10/1/2052	1,660,000	1,614,577
		4,426,143
Lease Revenue - 0.0%
New Jersey Eda St Lease Rev Series 2018 C, 5% 6/15/2042	1,070,000	1,065,968
Other - 0.0%
New Jersey Eda Wtr Facs Rev Series 2020 D, 1.1% tender 11/1/2029 (c)(i)	3,145,000	2,864,377
New Jersey Trans Trust Fund Auth 5% 6/15/2046 (Pre-refunded to 12/15/2028 at 100)	465,000	498,862
		3,363,239
Resource Recovery - 0.0%
Union Cnty NJ Impt Auth Solid Waste Disp Rev Series 2019, 6.75% 12/1/2041 (h)(i)	460,000	291,891
Special Tax - 0.0%
New Brunswick NJ Pkg Auth Rev Series 2016A, 5% 9/1/2039	965,000	972,743
New Brunswick NJ Pkg Auth Rev Series 2017, 5% 9/1/2042	540,000	545,611
		1,518,354
Tobacco Bonds - 0.3%
Tobacco Settlement Fin Corp NJ 5% 6/1/2028	65,000	66,941
Tobacco Settlement Fin Corp NJ Series 2018 A, 5% 6/1/2030	750,000	770,078
Tobacco Settlement Fin Corp NJ Series 2018 A, 5% 6/1/2032	640,000	654,044
Tobacco Settlement Fin Corp NJ Series 2018 A, 5% 6/1/2033	2,265,000	2,311,528
Tobacco Settlement Fin Corp NJ Series 2018 A, 5% 6/1/2034	640,000	651,174
Tobacco Settlement Fin Corp NJ Series 2018 A, 5% 6/1/2036	1,050,000	1,062,743
Tobacco Settlement Fin Corp NJ Series 2018 A, 5% 6/1/2046	12,415,000	12,242,254
Tobacco Settlement Fin Corp NJ Series 2018 A, 5.25% 6/1/2046	2,205,000	2,213,426
Tobacco Settlement Fin Corp NJ Series 2018B, 5% 6/1/2046	15,260,000	14,629,930
		34,602,118
Transportation - 0.7%
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5% 1/1/2028 (i)	100,000	100,088
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5% 1/1/2031 (Assured Guaranty Ltd Insured) (i)	1,015,000	1,018,304
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5.125% 1/1/2034 (i)	1,600,000	1,600,550
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5.125% 1/1/2039 (Assured Guaranty Ltd Insured) (i)	360,000	360,584
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5.125% 7/1/2042 (Assured Guaranty Ltd Insured) (i)	655,000	655,895
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5.375% 1/1/2043 (i)	1,945,000	1,945,497
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5.5% 1/1/2027 (i)	100,000	100,126
New Jersey Econom Dev Auth Rev (Nynj Link Borrower LLC Proj.) Series 2013, 5.625% 1/1/2052 (i)	3,240,000	3,241,377
New Jersey Economic Development Authority Series 2025, 6.375% 1/1/2035 (h)(i)	1,780,000	1,801,289
New Jersey Economic Development Authority Series 2025, 6.625% 1/1/2045 (h)(i)	500,000	506,796
New Jersey Trans Trust Fund Auth (New Jersey St Grant Anticipati Proj.) Series 2016 A 1, 5% 6/15/2027	3,385,000	3,446,492
New Jersey Trans Trust Fund Auth (New Jersey St Grant Anticipati Proj.) Series 2016 A 1, 5% 6/15/2029	470,000	477,605
New Jersey Trans Trust Fund Auth (New Jersey St Grant Anticipati Proj.) Series 2018 A, 5% 6/15/2029	730,000	741,812
New Jersey Turnpike Authority 5% 1/1/2028	495,000	508,810
New Jersey Turnpike Authority 5% 1/1/2030	2,550,000	2,759,532
New Jersey Turnpike Authority 5% 1/1/2046	1,500,000	1,535,601
New Jersey Turnpike Authority 5% 1/1/2048	1,205,000	1,216,869
New Jersey Turnpike Authority 5.25% 1/1/2052	8,600,000	8,856,883
New Jersey Turnpike Authority Series 2005 D 3, 5.25% 1/1/2026	1,095,000	1,110,259
New Jersey Turnpike Authority Series 2016A, 5% 1/1/2035	1,180,000	1,188,934
New Jersey Turnpike Authority Series 2017G, 5% 1/1/2036	5,365,000	5,536,608
New Jersey Turnpike Authority Series 2021 A, 4% 1/1/2042	3,000,000	2,763,745
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2042	2,000,000	2,087,979
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2043	2,100,000	2,183,610
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2044	2,800,000	2,896,458
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2045	4,250,000	4,382,564
New Jersey Turnpike Authority Series 2025 C, 0% 1/1/2033 (m)	860,000	945,725
New Jersey Turnpike Authority Series 2025A, 5% 1/1/2045 (m)	1,875,000	1,941,338
New Jersey Turnpike Authority Series 2025A, 5% 1/1/2050 (m)	7,105,000	7,408,313
New Jersy Ec Dv Ath Spl Fac Rv (Continental Airlines Corp Proj.) 5.25% 9/15/2029 (i)	1,270,000	1,270,342
New Jersy Ec Dv Ath Spl Fac Rv (Port Newark Container Term LLC Proj.) 5% 10/1/2037 (i)	4,240,000	4,219,004
New Jersy Ec Dv Ath Spl Fac Rv (Port Newark Container Term LLC Proj.) 5% 10/1/2047 (i)	3,835,000	3,647,047
New Jersy Ec Dv Ath Spl Fac Rv (United Air Lines Inc Proj.) Series A, 5.625% 11/15/2030 (i)	445,000	445,228
New Jersy Ec Dv Ath Spl Fac Rv (United Air Lines Inc Proj.) Series B, 5.625% 11/15/2030 (i)	4,925,000	4,927,523
New Jersy Ec Dv Ath Spl Fac Rv Series 2003, 5.5% 6/1/2033 (i)	1,205,000	1,205,540
Newark NJ Hsg Auth Port Auth Port Newark Marine Term Rent Backed (Port Auth NY & NJ Proj.) Series 2007, 5.25% 1/1/2026 (National Public Finance Guarantee Corporation Insured)	815,000	822,429
South Jersey Trans Auth NJ Trans Sys Rev 5% 11/1/2031 (Assured Guaranty Municipal Corp Insured)	205,000	217,812
South Jersey Trans Auth NJ Trans Sys Rev 5% 11/1/2033 (Assured Guaranty Municipal Corp Insured)	150,000	157,912
South Jersey Trans Auth NJ Trans Sys Rev 5% 11/1/2045	350,000	353,153
South Jersey Trans Auth NJ Trans Sys Rev Series 2022 A, 4.625% 11/1/2047	500,000	474,839
South Jersey Trans Auth NJ Trans Sys Rev Series 2022 A, 5% 11/1/2037	500,000	524,226
South Jersey Trans Auth NJ Trans Sys Rev Series 2022 A, 5% 11/1/2041	1,355,000	1,379,990
South Jersey Trans Auth NJ Trans Sys Rev Series 2022 A, 5.25% 11/1/2052	740,000	755,857
		83,720,545
Water & Sewer - 0.0%
New Jersey Eda Wtr Facs Rev Series 2019 A, 2.2% tender 10/1/2039 (c)(i)	2,830,000	2,453,874
TOTAL NEW JERSEY		377,858,949
New Jersey,New York - 0.4%
Transportation - 0.4%
Port Auth NY & NJ 4% 7/15/2045 (i)	305,000	265,047
Port Auth NY & NJ 4% 7/15/2050 (i)	760,000	636,390
Port Auth NY & NJ 4% 7/15/2055 (i)	3,870,000	3,162,577
Port Auth NY & NJ 5% 1/15/2047 (i)	4,000,000	4,013,252
Port Auth NY & NJ 5% 1/15/2052 (i)	725,000	725,475
Port Auth NY & NJ Series 193, 5% 10/15/2030 (i)	1,325,000	1,328,062
Port Auth NY & NJ Series 194, 5% 10/15/2034	2,410,000	2,417,782
Port Auth NY & NJ Series 194, 5% 10/15/2041	7,625,000	7,632,565
Port Auth NY & NJ Series 223, 4% 7/15/2038 (i)	595,000	568,229
Port Auth NY & NJ Series 223, 4% 7/15/2046 (i)	7,460,000	6,409,252
Port Auth NY & NJ Series 223, 4% 7/15/2061 (i)	1,250,000	997,338
Port Auth NY & NJ Series 226, 5% 10/15/2039 (i)	470,000	480,476
Port Auth NY & NJ Series 226, 5% 10/15/2040 (i)	725,000	738,176
Port Auth NY & NJ Series 226, 5% 10/15/2041 (i)	420,000	426,534
Port Auth NY & NJ Series 231, 5.5% 8/1/2042 (i)	250,000	263,356
Port Auth NY & NJ Series 231, 5.5% 8/1/2047 (i)	4,730,000	4,893,930
Port Auth NY & NJ Series 234, 5.25% 8/1/2047 (i)	2,100,000	2,135,071
Port Auth NY & NJ Series 238, 5% 7/15/2038 (i)	945,000	976,438
Port Auth NY & NJ Series 238, 5% 7/15/2039 (i)	575,000	589,414
Port Auth NY & NJ Series 238, 5% 7/15/2040 (i)	505,000	515,118
Port Auth NY & NJ Series 242, 5% 12/1/2030 (i)	1,500,000	1,599,222
Port Auth NY & NJ Series 242, 5% 12/1/2035 (i)	500,000	527,426
Port Auth NY & NJ Series TWO HUNDRED EIGHTEEN, 4% 11/1/2047 (i)	5,000,000	4,235,162
		45,536,292
TOTAL NEW JERSEY,NEW YORK		45,536,292
New Jersey,Pennsylvania - 0.0%
Transportation - 0.0%
Delaware Riv Port Auth PA & NJ Series 2013, 5% 1/1/2037	2,000,000	2,000,457
New Mexico - 0.2%
Education - 0.0%
New Mexico Edl Assistnce Fndtn Series 2021 1A, 5% 9/1/2026 (i)	2,280,000	2,314,536
New Mexico Edl Assistnce Fndtn Series 2021 1A, 5% 9/1/2027 (i)	1,075,000	1,096,487
		3,411,023
General Obligations - 0.2%
New Mexico Mun Energy Acquisition Auth Gas Supply Rev 5% tender 6/1/2054 (Royal Bank of Canada Guaranteed) (c)	10,180,000	10,644,105
Health Care - 0.0%
New Mexico St Hosp Equip Ln Council Hosp Rev (Presbyterian Hlthcare Serv Sys Proj.) 3% 8/1/2034 VRDN (c)	1,700,000	1,700,000
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2034	170,000	172,191
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2039	90,000	87,633
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2044	95,000	88,850
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2049	215,000	193,821
Santa Fe New Mexico Retirement Fac Rev Series 2012, 5% 5/15/2042	30,000	28,495
		2,270,990
Housing - 0.0%
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2018 A 1, 4% 1/1/2049	115,000	115,219
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2019 D, 3.75% 1/1/2050	225,000	224,501
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2022A, 3% 3/1/2053	1,520,000	1,472,539
New Mexico Mtg Fin Auth (NM Single Family Mortgage Proj.) Series 2019 C, 4% 1/1/2050	25,000	25,048
New Mexico Mtg Fin Auth Series 2018 C, 4% 1/1/2049	260,000	260,029
		2,097,336
Water & Sewer - 0.0%
Albuquerque Bernalillo Cnty Wtr Util Auth Series 2018, 5% 7/1/2028	65,000	66,139
TOTAL NEW MEXICO		18,489,593
New York - 7.4%
Education - 0.3%
Build NYC Resource Corp 5.25% 7/1/2057	440,000	433,233
Build NYC Resource Corp 5.25% 7/1/2062	545,000	531,891
Build NYC Resource Corp 5.75% 6/1/2052 (h)	600,000	583,259
Build NYC Resource Corp Series 2015, 5.5% 9/1/2045 (h)	3,970,000	3,971,587
Build NYC Resource Corp Series 2021 A, 5% 12/1/2041 (h)	115,000	103,189
Build NYC Resource Corp Series 2021 A, 5% 12/1/2051 (h)	910,000	765,415
Build NYC Resource Corp Series 2021 A, 5% 12/1/2055 (h)	100,000	82,549
Build NYC Resource Corp Series 2021 A, 5% 6/1/2051 (h)	350,000	278,783
Build NYC Resource Corp Series 2021 A, 5% 6/15/2051 (h)	2,910,000	2,584,596
Build NYC Resource Corp Series 2022 A, 5% 7/1/2052	80,000	73,598
Build NYC Resource Corp Series 2022B, 5% 7/1/2062	595,000	532,624
Build NYC Resource Corp Series 2023A, 4.75% 6/15/2058	725,000	642,536
Dutchess Cnty NY Loc Dev Corp Rev Series 2020 A, 5% 7/1/2045	400,000	396,844
Hempstead Town NY Loc Dev Corp Ed Rev Series 2021 A, 4.6% 2/1/2051	500,000	364,676
New York St Dorm Auth Revs Non St Supportd Debt (Fordham University Proj.) Series 2017, 4% 7/1/2033	150,000	151,126
New York St Dorm Auth Revs Non St Supportd Debt (Fordham University Proj.) Series 2017, 4% 7/1/2034	150,000	150,934
New York St Dorm Auth Revs Non St Supportd Debt (New School (The) Proj.) 5% 7/1/2025	5,000	5,006
New York St Dorm Auth Revs Non St Supportd Debt (New School (The) Proj.) 5% 7/1/2032	140,000	141,911
New York St Dorm Auth Revs Non St Supportd Debt (New School (The) Proj.) Series 2016 A, 5% 7/1/2037	765,000	769,495
New York St Dorm Auth Revs Non St Supported Debt (Cornell University Proj.) Series 2024A, 5.5% 7/1/2054	6,675,000	7,084,932
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2033	40,000	43,160
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2034	80,000	85,638
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2036	50,000	52,752
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2038	105,000	108,959
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2040	65,000	66,564
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2041	65,000	66,198
New York St Dorm Auth Revs Non St Supported Debt (New School (The) Proj.) 5% 7/1/2042	70,000	70,876
New York St Dorm Auth Revs Non St Supported Debt (New York Univ, NY Proj.) Series 2021 A, 3% 7/1/2041	1,500,000	1,196,808
New York St Dorm Auth Revs Non St Supported Debt (Rochester N Y Inst Technology Proj.) Series 2020 A, 5% 7/1/2036	115,000	119,468
New York St Dorm Auth Revs Non St Supported Debt (Rochester N Y Inst Technology Proj.) Series 2020 A, 5% 7/1/2040	270,000	275,284
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 4% 7/1/2038	345,000	330,394
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 4% 7/1/2040	565,000	525,109
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2039	355,000	365,974
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2041	630,000	642,540
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2030	105,000	106,346
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2031	110,000	111,250
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2038	55,000	51,959
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2039	85,000	79,281
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2040	190,000	174,759
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2041	200,000	181,141
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2042	105,000	93,924
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2057	5,705,000	4,669,829
New York St Dorm Auth Revs Non St Supported Debt (Yeshiva University Proj.) 5% 7/15/2037	340,000	349,431
New York St Dorm Auth Revs Non St Supported Debt (Yeshiva University Proj.) 5% 7/15/2042	960,000	954,427
New York St Dorm Auth Revs Non St Supported Debt (Yeshiva University Proj.) 5% 7/15/2050	2,485,000	2,389,671
Onondaga Cnty NY Tr Cultural Res Rev (Syracuse University, NY Proj.) Series 2019, 4% 12/1/2041	800,000	754,988
Onondaga Cnty NY Tr Cultural Res Rev (Syracuse University, NY Proj.) Series 2019, 4% 12/1/2049	2,250,000	1,958,605
Onondaga NY Civic Dev Corp (Le Moyne College Proj.) Series 2018, 5% 1/1/2043	120,000	115,623
Onondaga NY Civic Dev Corp Series 2015, 5% 7/1/2045	1,725,000	1,640,426
Schenectady County Capital Resource Corp (Union College, NY Proj.) 5% 1/1/2040	1,895,000	1,912,537
Schenectady County Capital Resource Corp Series 2022, 5.25% 7/1/2052	145,000	149,145
Troy NY Cap Resource Corp Rev (Rensselaer Polytechnic Institute Proj.) Series 2020A, 5% 9/1/2036	240,000	249,271
Troy NY Cap Resource Corp Rev (Rensselaer Polytechnic Institute Proj.) Series 2020A, 5% 9/1/2039	800,000	819,276
		40,359,797
Electric Utilities - 0.0%
Long Island Pwr Auth NY Elec 1.5% tender 9/1/2051 (c)	1,510,000	1,470,425
Long Island Pwr Auth NY Elec Series 2017, 5% 9/1/2033	30,000	30,844
Long Island Pwr Auth NY Elec Series 2017, 5% 9/1/2035	110,000	112,564
Long Island Pwr Auth NY Elec Series 2017, 5% 9/1/2036	65,000	66,366
Long Island Pwr Auth NY Elec Series 2017, 5% 9/1/2042	195,000	195,968
Long Island Pwr Auth NY Elec Series 2024B, 3% tender 9/1/2049 (c)	1,500,000	1,441,500
New York St Pwr Auth Green Transmission Proj Rev Series 2022A, 4% 11/15/2047 (Assured Guaranty Ltd Insured)	420,000	371,699
New York St Pwr Auth Green Transmission Proj Rev Series 2023 A, 5.25% 11/15/2043 (Assured Guaranty Municipal Corp Insured)	1,395,000	1,490,086
		5,179,452
Escrowed/Pre-Refunded - 0.0%
New York St Dorm Auth Revs Non St Supported Debt Series 2020 A, 5% 10/1/2030 (Pre-refunded to 10/1/2028 at 100)	5,000	5,330
General Obligations - 0.3%
City of Long Beach NY Gen. Oblig. 4.625% 7/15/2052	2,230,000	2,114,927
City of New York NY Gen. Oblig. 5% 3/1/2043	1,000,000	1,023,736
City of New York NY Gen. Oblig. 5% 8/1/2027	1,575,000	1,646,702
City of New York NY Gen. Oblig. 5% 8/1/2047	3,365,000	3,406,198
City of New York NY Gen. Oblig. Series 2017, 5% 12/1/2041	745,000	751,335
City of New York NY Gen. Oblig. Series 2018 B 1, 5% 10/1/2038	750,000	764,175
City of New York NY Gen. Oblig. Series 2018 B 1, 5.25% 10/1/2033	1,300,000	1,349,523
City of New York NY Gen. Oblig. Series 2018 F 1, 5% 4/1/2045	345,000	347,454
City of New York NY Gen. Oblig. Series 2019 D1, 5% 12/1/2042	1,475,000	1,495,574
City of New York NY Gen. Oblig. Series 2021 C, 5% 8/1/2042	750,000	766,927
City of New York NY Gen. Oblig. Series A(A 1), 5% 8/1/2039	1,130,000	1,166,239
City of New York NY Gen. Oblig. Series A, 5% 8/1/2026	705,000	722,389
City of New York NY Gen. Oblig. Series FISCAL 2020 A SUB A1, 3% 8/1/2036	1,950,000	1,732,764
City of New York NY Gen. Oblig. Series FISCAL 2020 D 1, 5% 3/1/2043	2,000,000	2,034,914
City of New York NY Gen. Oblig. Series FISCAL 2020 SUB B 1, 5% 10/1/2042	690,000	703,833
City of New York NY Gen. Oblig. Series FISCAL 2022D SUB D 1, 4.25% 5/1/2040	750,000	729,113
City of New York NY Gen. Oblig. Series FISCAL 2022D SUB D 1, 5.5% 5/1/2044	925,000	981,566
City of New York NY Gen. Oblig. Series FISCAL 2022D SUB D 1, 5.5% 5/1/2046	625,000	657,935
City of New York NY Gen. Oblig. Series FISCAL 2023A SUB A 3, 3% 9/1/2049 (Liquidity Facility Bank of Montreal/Chicago IL) VRDN (c)	100,000	100,000
City of New York NY Gen. Oblig. Series FISCAL 2023A SUB A 4, 3% 9/1/2049 (Liquidity Facility Toronto Dominion Bank) VRDN (c)	400,000	400,000
City of New York NY Gen. Oblig. Series FISCAL 2023E SUB E1, 4% 4/1/2042	3,000,000	2,752,153
City of New York NY Gen. Oblig. Series FISCAL 2025G SUB G 1, 5.25% 2/1/2048	3,405,000	3,559,800
New York Liberty Dev Corp Series 2021, 2.75% 2/15/2044	2,400,000	1,682,505
New York NY City Edl Constr Fd (City of New York NY Proj.) Series 2021 B, 5% 4/1/2046	2,235,000	2,296,900
New York NY City Transitional Fin Auth Bldg Aid Rev (New York St Proj.) Series 2015 IS S 1, 5% 7/15/2035	450,000	450,232
New York NY City Transitional Fin Auth Bldg Aid Rev (New York St Proj.) Series 2015 S 2, 5% 7/15/2035	215,000	215,172
New York NY City Transitional Fin Auth Bldg Aid Rev (New York St Proj.) Series 2018 S 3, 5% 7/15/2043	1,475,000	1,491,804
New York NY City Transitional Fin Auth Bldg Aid Rev (New York St Proj.) Series 2019 S 1, 5% 7/15/2045	1,000,000	1,008,006
New York NY City Transitional Fin Auth Bldg Aid Rev (New York St Proj.) Series FISCAL 2020S1 SUBS1B, 3% 7/15/2049	3,000,000	2,087,244
New York St Dorm Auth Revs Non St Supportd Debt Series 2011A, 5% 10/1/2025	15,000	15,019
Sachem Cent Sch Dist NY Series 2016, 3% 10/15/2028	915,000	909,879
		39,364,018
Health Care - 0.2%
Broome County Local Development Corp (United Hlth Svc Hosp Inc Proj.) Series 2020, 3% 4/1/2036 (Assured Guaranty Ltd Insured)	380,000	335,897
Broome County Local Development Corp (United Hlth Svc Hosp Inc Proj.) Series 2020, 3% 4/1/2037 (Assured Guaranty Ltd Insured)	320,000	276,013
Broome County Local Development Corp (United Hlth Svc Hosp Inc Proj.) Series 2020, 4% 4/1/2034 (Assured Guaranty Ltd Insured)	210,000	210,079
Broome County Local Development Corp (United Hlth Svc Hosp Inc Proj.) Series 2020, 4% 4/1/2038 (Assured Guaranty Ltd Insured)	265,000	248,972
Broome County Local Development Corp (United Hlth Svc Hosp Inc Proj.) Series 2020, 4% 4/1/2039 (Assured Guaranty Ltd Insured)	285,000	263,505
Dutchess Cnty NY Loc Dev Corp Rev (Nuvance Health Proj.) Series 2019B, 4% 7/1/2049	1,000,000	839,910
Genesee County Funding Corp/The (Rochester General Hospital,Ny Proj.) 5.25% 12/1/2052	250,000	248,091
Huntington NY Loc Dev Corp Rev Series 2021 B, 4% 7/1/2027	135,000	131,778
Jefferson County Civic Facility Development Corp (Samaritan Medical Center Proj.) 4% 11/1/2047	555,000	401,710
Jefferson County Civic Facility Development Corp (Samaritan Medical Center Proj.) Series 2017A, 5% 11/1/2037	500,000	472,868
Jefferson County Civic Facility Development Corp Series 2017A, 4% 11/1/2032	100,000	93,092
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) 5% 12/1/2025 (h)	100,000	100,048
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) 5% 12/1/2027 (h)	2,200,000	2,207,410
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) 5% 12/1/2030 (h)	200,000	200,070
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) 5% 12/1/2031 (h)	200,000	199,525
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) Series 2017, 5% 12/1/2034 (h)	200,000	195,250
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) Series 2017, 5% 12/1/2036 (h)	200,000	190,878
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) Series 2017, 5% 12/1/2037 (h)	700,000	656,280
New York St Dorm Auth Revs Non St Supported Debt (Memorial Sloan-Kettering Cancer Center Proj.) Series 2022 1 B, 4% 7/1/2051	3,000,000	2,577,657
New York St Dorm Auth Revs Non St Supported Debt (Montefiore Obligated Group Proj.) Series 2020A, 4% 9/1/2050	250,000	200,750
New York St Dorm Auth Revs Non St Supported Debt (Montefiore Obligated Group Proj.) Series 2024, 5.5% 11/1/2044	310,000	322,000
New York St Dorm Auth Revs Non St Supported Debt (New York University Hospital Center Proj.) Series 2020A, 3% 7/1/2048	2,500,000	1,746,413
New York St Dorm Auth Revs Non St Supported Debt (New York University Hospital Center Proj.) Series 2020A, 4% 7/1/2053	250,000	208,485
New York St Dorm Auth Revs Non St Supported Debt (Northwell Health Proj.) Series 2019 B3, 5% tender 5/1/2048 (c)	40,000	40,205
New York St Dorm Auth Revs Non St Supported Debt (Northwell Health Proj.) Series 2022 A, 5% 5/1/2052	2,000,000	2,000,702
New York St Dorm Auth Revs Non St Supported Debt (White Plains Hosp Proj.) Series 2024, 5.25% 10/1/2049	1,260,000	1,260,429
New York St Dorm Auth Revs Non St Supported Debt (White Plains Hosp Proj.) Series 2024, 5.5% 10/1/2054	1,245,000	1,299,251
New York St Dorm Auth Revs Non St Supported Debt Series 2022 A, 4% 5/1/2045	1,185,000	1,056,796
New York State Dormitory Authority (Garnet Hlth Med Ctr Proj.) Series 2015, 5% 12/1/2040 (h)	1,200,000	1,075,071
Niagara NY Area Dev Corp Rev (Catholic Health System Proj.) 4.5% 7/1/2052	610,000	521,305
Niagara NY Area Dev Corp Rev (Catholic Health System Proj.) 5% 7/1/2052	325,000	299,111
Oneida County Local Development Corp (Mohawk Valley Health System Proj.) 4% 12/1/2032 (Assured Guaranty Municipal Corp Insured)	55,000	55,405
Oneida County Local Development Corp (Mohawk Valley Health System Proj.) 4% 12/1/2049 (Assured Guaranty Municipal Corp Insured)	1,000,000	866,057
Oneida County Local Development Corp (Mohawk Valley Health System Proj.) 5% 12/1/2025 (Assured Guaranty Municipal Corp Insured)	35,000	35,028
Oneida County Local Development Corp (Mohawk Valley Health System Proj.) 5% 12/1/2026 (Assured Guaranty Municipal Corp Insured)	105,000	105,830
Oneida County Local Development Corp (Mohawk Valley Health System Proj.) 5% 12/1/2030 (Assured Guaranty Municipal Corp Insured)	85,000	89,934
Oneida County Local Development Corp (Mohawk Valley Health System Proj.) Series 2019A, 3% 12/1/2044 (Assured Guaranty Ltd Insured)	300,000	213,687
Suffolk Cnty NY Economic Dev Corp Rev (St Johnland Assisted Living Proj.) Series 2021, 4.625% 11/1/2031 (h)	150,000	139,557
Suffolk Cnty NY Economic Dev Corp Rev (St Johnland Assisted Living Proj.) Series 2021, 5.375% 11/1/2054 (h)	625,000	489,019
Westchester County Local Development Corp (Westchester Cnty NY Healthcare Proj.) Series 2023, 5% 11/1/2051	500,000	500,145
Westchester County Local Development Corp Series 2023, 5% 11/1/2047 (Assured Guaranty Ltd Insured)	455,000	462,933
Westchester County Local Development Corp Series 2023, 5.75% 11/1/2048 (Assured Guaranty Ltd Insured)	805,000	862,547
Westchester County Local Development Corp Series 2023, 5.75% 11/1/2049	1,000,000	1,068,329
		24,768,022
Housing - 0.2%
New York City Housing Development Corp (New York Mhsg 7/27/1993 Proj.) Series 2024 A2, 3.625% tender 11/1/2063 (c)	4,265,000	4,296,105
New York City Housing Development Corp Series 2014G, 3.9% 5/1/2045	2,610,000	2,193,316
New York City Housing Development Corp Series 2018 K, 3.95% 11/1/2043	1,000,000	900,021
New York City Housing Development Corp Series 2019 A1, 4.15% 11/1/2038	1,975,000	1,889,160
New York City Housing Development Corp Series 2022 A, 2.5% 11/1/2042 (k)	1,500,000	1,203,665
New York NY City Hsg Dev Corp Rev Series 2023 A, 4.8% 2/1/2053	4,345,000	4,261,922
New York St Hsg Fin Agy (Affordable Housing Revenue Bonds 8/22/2007 Proj.) Series 2020 M 2, 0.75% 11/1/2025	40,000	39,371
New York St Hsg Fin Agy 1% tender 11/1/2061 (c)	345,000	330,851
New York St Hsg Fin Agy 1.1% tender 11/1/2061 (c)	3,395,000	3,214,067
New York St Hsg Fin Agy Rev 1.88% 5/1/2035, LOC Freddie Mac Non Gold Pool VRDN (c)	300,000	300,000
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 0.6% tender 5/1/2061 (c)	1,165,000	1,161,630
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2019 J, 3.05% 11/1/2049	880,000	623,541
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2021 F 1, 2.4% 11/1/2046	1,200,000	771,004
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2021 K2, 0.9% tender 11/1/2060 (c)	6,315,000	6,203,608
NY City Hsg Dev Corp Multifamily Hsg Rev Series 2022 G, 4.85% 11/1/2053	1,940,000	1,908,835
State of New York Mortgage Agency (NY Homeowner Mortgage Proj.) Series 221, 3.5% 10/1/2032 (i)	70,000	69,449
State of New York Mortgage Agency (NY Homeowner Mortgage Proj.) Series 227, 2.3% 10/1/2040	750,000	535,549
State of New York Mortgage Agency (NY Homeowner Mortgage Proj.) Series 242, 3.25% 10/1/2047	1,500,000	1,142,653
		31,044,747
Industrial Development - 0.3%
Build Nyc Resource Corp NY Solid Waste Disp Rev Series 2014, 5% 1/1/2035 (h)(i)	440,000	440,107
Glen Cove NY Loc Economic Assistance Corp Rev Series A, 5% 1/1/2056	1,255,000	982,503
Glen Cove NY Loc Economic Assistance Corp Rev Series B, 0% 1/1/2045 (j)	6,200,000	1,602,035
Glen Cove NY Loc Economic Assistance Corp Rev Series C, 5.625% 1/1/2055 (k)	2,395,000	2,052,039
MTA Hudson Rail Yards Trust Series 2016 A, 5% 11/15/2056	4,090,000	3,980,297
New York Liberty Dev Corp (One Bryant Part LLC Proj.) Series 2019 CL 1, 2.45% 9/15/2069	1,800,000	1,660,636
New York Liberty Dev Corp 3% 2/15/2042	4,000,000	3,102,852
New York Liberty Dev Corp Series 2019 CL 3, 2.8% 9/15/2069	840,000	764,195
New York Liberty Dev Corp Series 2021, 3% 2/15/2042	2,000,000	1,540,054
New York Liberty Dev Corp Series 2021, 4% 2/15/2043	1,325,000	1,193,320
New York Liberty Dev Corp Series 2021, 4% 2/15/2043	750,000	680,092
New York Liberty Dev Corp Series 2022 A CL1, 3.125% 9/15/2050	650,000	460,841
New York Liberty Dev Corp Series CLASS 1, 5% 11/15/2044 (h)	8,505,000	8,257,020
New York Liberty Dev Corp Series CLASS 2, 5.15% 11/15/2034 (h)	1,840,000	1,840,330
New York Liberty Dev Corp Series CLASS 2, 5.375% 11/15/2040 (h)	6,065,000	6,060,382
New York Liberty Dev Corp Series CLASS 3, 7.25% 11/15/2044 (h)	2,000,000	2,001,092
		36,617,795
Lease Revenue - 0.1%
New York Liberty Dev Corp Series 2021A, 2.75% 11/15/2041	1,660,000	1,213,067
New York Liberty Dev Corp Series 2021A, 2.875% 11/15/2046	2,000,000	1,370,424
New York Liberty Dev Corp Series 2021A, 2.875% 11/15/2046	1,500,000	1,036,256
New York Twy Auth Pers Income Tax Rev (New York State Pit Proj.) Series 2021A 1, 4% 3/15/2053	2,200,000	1,870,021
New York Urban Dev Corp Sales Tax Rev Series 2021 A, 3% 3/15/2040	1,000,000	819,645
New York Urban Dev Corp Sales Tax Rev Series 2021 A, 4% 3/15/2037	1,125,000	1,117,392
New York Urban Dev Corp Sales Tax Rev Series 2021 A, 4% 3/15/2038	1,000,000	980,185
		8,406,990
Other - 0.2%
Monroe Cnty N Y Indl Dev Agy Multifamily Tax-Exempt Mtg-Bkdbds Series 2022A, 4.84% 11/1/2040	4,656,308	4,653,245
Nassau Cnty NY Indl Dev Agy Continuing Care Retirement Cmnty Rev Series 2021 B, 5% 1/1/2058 (c)(f)(g)	3,260,000	33
New York City Trust Cultural Resources Rev (Whitney Museum of American Art Proj.) 5% 7/1/2031	2,630,000	2,915,270
New York NY City Hsg Dev Corp Multifamily Mtg Rev Series 2024 CL F Class F, 5.25% 12/15/2031	1,676,470	1,703,612
New York NY City Hsg Dev Corp Multifamily Mtg Rev Series 8SPR Class E, 4.375% 12/15/2043	1,888,890	1,916,817
New York St Dorm Auth Revs Non St Supported Debt (Rockefeller Univ, Ny Proj.) 1.75% 7/1/2039 VRDN (c)	500,000	500,000
New York St Dorm Auth Revs Non St Supported Debt Series 2022 A, 5% 10/1/2036	3,080,000	3,278,068
New York Transportation Development Corp 5% 12/1/2040 (i)	250,000	258,101
Onondaga NY Civic Dev Corp 5.25% 12/1/2045	1,150,000	1,220,286
Riverhead IDA Economic Job Development Corp Series 2023, 4.5% 2/1/2041	4,703,446	4,605,701
State of New York Mortgage Agency 4.65% 10/1/2050	575,000	553,269
Westchester County Local Development Corp Series 2022B, 5% 1/1/2051	500,000	483,179
		22,087,581
Resource Recovery - 0.0%
New York St Env Fac Corp Swdr Series 2020 R 2, 5.125% tender 9/1/2050 (c)(h)(i)	1,150,000	1,174,514
Special Tax - 2.8%
Hudson Yds Infrastructure Corp NY Rev Series 2017 A, 5% 2/15/2033	200,000	205,040
Hudson Yds Infrastructure Corp NY Rev Series 2017 A, 5% 2/15/2035	1,445,000	1,476,247
Hudson Yds Infrastructure Corp NY Rev Series 2017 A, 5% 2/15/2039	950,000	962,646
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5% 11/1/2038	4,575,000	4,963,970
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5% 5/1/2049	2,510,000	2,557,997
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5.25% 11/1/2045	2,000,000	2,109,874
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5.25% 11/1/2048	9,155,000	9,578,736
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5.5% 11/1/2051	850,000	903,647
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) 5.5% 5/1/2052	2,500,000	2,648,937
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2024 B, 5% 5/1/2040	3,835,000	4,062,198
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2024 B, 5% 5/1/2041	5,570,000	5,833,367
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2024 B, 5% 5/1/2042	5,000,000	5,207,311
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2024F SUB F 1, 5.25% 2/1/2053	1,745,000	1,806,702
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2025 E, 5% 11/1/2053	1,375,000	1,395,537
New York City Transitional Finance Authority (New York State Sales Tax Rev Proj.) Series FISCAL 2024 C, 5.25% 5/1/2048	2,000,000	2,072,945
New York NY City Ida Rev (Queens Ballpark Company LLC Proj.) Series 2021A, 3% 1/1/2046 (Assured Guaranty Municipal Corp Insured)	2,250,000	1,615,377
New York NY City Ida Rev (Yankees Hldgs LP Proj.) Series 2020 A, 3% 3/1/2040 (Assured Guaranty Ltd Insured)	845,000	681,755
New York NY City Ida Rev (Yankees Hldgs LP Proj.) Series 2020 A, 3% 3/1/2049 (Assured Guaranty Municipal Corp Insured)	500,000	351,698
New York NY City Ida Rev (Yankees Hldgs LP Proj.) Series 2020 A, 4% 3/1/2045	615,000	539,436
New York NY City Ida Rev (Yankees Hldgs LP Proj.) Series 2020 A, 4% 3/1/2045 (Assured Guaranty Ltd Insured)	1,265,000	1,137,223
New York NY City Ida Rev Series 2020 A, 3% 3/1/2049	450,000	314,254
New York NY City Transitional Fin Auth Rev 4% 11/1/2037	440,000	430,940
New York NY City Transitional Fin Auth Rev 4% 11/1/2042	1,300,000	1,201,708
New York NY City Transitional Fin Auth Rev 4% 8/1/2045	1,885,000	1,683,743
New York NY City Transitional Fin Auth Rev 5.25% 8/1/2042	1,000,000	1,049,519
New York NY City Transitional Fin Auth Rev 5.5% 11/1/2045	2,985,000	3,163,975
New York NY City Transitional Fin Auth Rev Series 2017, 5% 5/1/2042	5,120,000	5,157,431
New York NY City Transitional Fin Auth Rev Series 2018 A 2, 5% 8/1/2039	1,530,000	1,548,873
New York NY City Transitional Fin Auth Rev Series 2022 F 1, 5% 2/1/2042	1,000,000	1,030,243
New York NY City Transitional Fin Auth Rev Series 2022 F 1, 5% 2/1/2047	6,000,000	6,076,112
New York NY City Transitional Fin Auth Rev Series B 1, 5% 8/1/2034	110,000	114,629
New York NY City Transitional Fin Auth Rev Series B 1, 5% 8/1/2036	2,050,000	2,119,034
New York NY City Transitional Fin Auth Rev Series B 1, 5% 8/1/2038	1,475,000	1,512,991
New York NY City Transitional Fin Auth Rev Series C 3, 5% 5/1/2041	4,200,000	4,268,752
New York NY City Transitional Fin Auth Rev Series FISCAL 2020 B 1, 3% 11/1/2047	1,000,000	708,992
New York NY City Transitional Fin Auth Rev Series FISCAL 2020 B 1, 4% 11/1/2041	2,200,000	2,052,637
New York NY City Transitional Fin Auth Rev Series FISCAL 2020 B 1, 5% 11/1/2036	3,000,000	3,128,643
New York NY City Transitional Fin Auth Rev Series FISCAL 2020C SUB C 1, 4% 5/1/2036	425,000	423,296
New York NY City Transitional Fin Auth Rev Series FISCAL 2020C SUB C 1, 4% 5/1/2039	745,000	713,101
New York NY City Transitional Fin Auth Rev Series FISCAL 2020C SUB C 1, 4% 5/1/2045	845,000	755,654
New York NY City Transitional Fin Auth Rev Series FISCAL 2021 A, 4% 11/1/2034	210,000	211,436
New York NY City Transitional Fin Auth Rev Series FISCAL 2021 E 1, 4% 2/1/2046	3,150,000	2,800,401
New York NY City Transitional Fin Auth Rev Series FISCAL 2021 E 1, 4% 2/1/2049	575,000	503,975
New York NY City Transitional Fin Auth Rev Series FISCAL 2021C SUB C 1, 4% 5/1/2039	1,475,000	1,411,843
New York NY City Transitional Fin Auth Rev Series FISCAL 2021C SUB C 1, 4% 5/1/2044	1,100,000	993,181
New York NY City Transitional Fin Auth Rev Series FISCAL 2021C SUB C 1, 4% 5/1/2045	2,135,000	1,910,688
New York NY City Transitional Fin Auth Rev Series FISCAL 2022 A 1, 4% 11/1/2038	790,000	759,612
New York NY City Transitional Fin Auth Rev Series FISCAL 2022C SUB C 1, 4% 2/1/2041	1,635,000	1,529,000
New York NY City Transitional Fin Auth Rev Series FISCAL 2022C SUB C 1, 5% 2/1/2047	2,485,000	2,516,523
New York NY City Transitional Fin Auth Rev Series FISCAL 2023F SUB F 1, 5.25% 2/1/2040	2,000,000	2,148,235
New York NY City Transitional Fin Auth Rev Series FISCAL 2024A SUB A 1, 5% 5/1/2039	2,000,000	2,125,504
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) 5% 3/15/2041	11,945,000	12,581,577
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) 5% 3/15/2050	1,875,000	1,913,989
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2016 A, 5% 3/15/2035	1,785,000	1,813,358
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2017 A, 5% 3/15/2038	1,035,000	1,053,695
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2018 A, 5% 3/15/2043	2,410,000	2,426,700
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2018 C, 5% 3/15/2038	465,000	474,149
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2018 E GROUP 3, 5% 3/15/2043	6,275,000	6,324,888
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2018 E, 5% 3/15/2044	495,000	498,593
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2024 B, 4% 3/15/2054	4,075,000	3,483,447
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2024 B, 5% 3/15/2031	6,475,000	7,181,559
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2024 B, 5% 3/15/2036	2,220,000	2,487,619
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2024 B, 5% 3/15/2038	2,360,000	2,585,196
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) 3% 3/15/2050	3,275,000	2,257,898
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) 4% 3/15/2047	260,000	226,634
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) 4% 3/15/2049	2,000,000	1,717,060
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) 5% 2/15/2031	65,000	66,795
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019 A, 5% 3/15/2039	1,000,000	1,028,184
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019 D, 3% 2/15/2049	3,295,000	2,291,392
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019 D, 4% 2/15/2039	1,000,000	951,205
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019 D, 4% 2/15/2040	4,085,000	3,828,323
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019 D, 4% 2/15/2047	7,485,000	6,542,490
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019A, 5% 3/15/2045	2,450,000	2,477,974
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2020A, 3% 3/15/2039	1,750,000	1,462,388
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2020A, 3% 3/15/2042	1,000,000	774,355
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2021 E, 4% 3/15/2039	2,500,000	2,399,403
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2021 E, 4% 3/15/2045	5,890,000	5,225,500
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2022 A, 4% 3/15/2039	2,745,000	2,608,896
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2022 A, 4% 3/15/2040	2,900,000	2,747,858
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2022 A, 5% 3/15/2046	3,430,000	3,493,653
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2024A, 5% 3/15/2032	6,245,000	6,930,820
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2024A, 5% 3/15/2041	2,060,000	2,165,748
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2024A, 5% 3/15/2042	2,875,000	2,994,601
New York St Dorm Auth St Pers Income Tax Rev Series 2019 E, 5% 2/15/2035	655,000	698,422
New York St Dorm Auth St Pers Income Tax Rev Series 2021 E, 3% 3/15/2041	1,000,000	790,290
New York St Dorm Auth St Pers Income Tax Rev Series 2021 E, 4% 3/15/2042	3,925,000	3,595,999
New York St Urban Dev Corp Rev (New York State Pit Proj.) Series 2017C, 4% 3/15/2043	3,440,000	3,095,337
New York St Urban Dev Corp Rev (New York State Pit Proj.) Series 2017C, 4% 3/15/2045	3,155,000	2,803,311
New York State Dormitory Authority (New York State Pit Proj.) Series 2015 E, 5% 3/15/2034	6,025,000	6,043,973
New York State Dormitory Authority (New York State Pit Proj.) Series 2024A, 5.25% 3/15/2052	2,495,000	2,589,748
New York State Dormitory Authority Series 2017B GRP 3, 5% 2/15/2041	2,265,000	2,299,614
New York State Urban Development Corp (New York State Pit Proj.) 3% 3/15/2048	1,750,000	1,235,931
New York State Urban Development Corp (New York State Pit Proj.) 4% 3/15/2042	2,135,000	1,950,510
New York State Urban Development Corp (New York State Pit Proj.) 4% 3/15/2049	2,175,000	1,883,173
New York State Urban Development Corp (New York State Pit Proj.) 5% 3/15/2047	1,475,000	1,489,689
New York State Urban Development Corp (New York State Pit Proj.) Series 2020 A, 4% 3/15/2039	1,280,000	1,214,646
New York State Urban Development Corp (New York State Pit Proj.) Series 2020 A, 4% 3/15/2045	80,000	71,459
New York State Urban Development Corp (New York State Pit Proj.) Series 2020 A, 4% 3/15/2049	505,000	437,242
New York State Urban Development Corp (New York State Pit Proj.) Series 2020E, 4% 3/15/2044	6,930,000	6,254,448
New York State Urban Development Corp (New York State Pit Proj.) Series 2020E, 4% 3/15/2045	6,525,000	5,828,420
New York State Urban Development Corp (New York State Pit Proj.) Series 2022A, 5% 3/15/2042	750,000	785,861
New York State Urban Development Corp (New York State Pit Proj.) Series 2022A, 5% 3/15/2043	10,000,000	10,414,933
New York State Urban Development Corp Series 2020E, 4% 3/15/2043	350,000	317,224
New York State Urban Development Corp Series 2023A, 5% 3/15/2057	2,000,000	2,019,662
New York Twy Auth Pers Income Tax Rev (New York State Pit Proj.) Series 2022 C, 5% 3/15/2053	2,210,000	2,227,560
New York Urban Dev Corp Sales Tax Rev (New York State Sales Tax Rev Proj.) 5% 3/15/2049	15,000,000	15,299,460
New York Urban Dev Corp Sales Tax Rev (New York State Sales Tax Rev Proj.) Series 2019 A, 3% 3/15/2049	2,000,000	1,396,642
New York Urban Dev Corp Sales Tax Rev (New York State Sales Tax Rev Proj.) Series 2019 A, 5% 3/15/2037	3,405,000	3,568,824
New York Urban Dev Corp Sales Tax Rev (New York State Sales Tax Rev Proj.) Series 2021 A, 3% 3/15/2050	300,000	209,707
NY Convention Ctr Dev Corp Rev Series 2015, 5% 11/15/2028	400,000	402,760
NY Convention Ctr Dev Corp Rev Series 2015, 5% 11/15/2029	280,000	281,815
NY Mta Dedicated Tax Fund 5% 11/15/2047	1,805,000	1,813,704
NY Mta Dedicated Tax Fund Series 2012A, 0% 11/15/2032 (j)	355,000	269,024
NY Mta Dedicated Tax Fund Series 2016 A, 5.25% 11/15/2031	1,475,000	1,509,688
NY Mta Dedicated Tax Fund Series 2022A, 5% 11/15/2045	250,000	255,051
NY Mta Dedicated Tax Fund Series 2024 B 1, 4% 11/15/2054	6,000,000	5,210,672
NY Mta Dedicated Tax Fund Series 2024 B 1, 5% 11/15/2050	2,800,000	2,859,017
NY Payroll Mobility Tax 5% 3/15/2027	4,000,000	4,141,658
NY Payroll Mobility Tax 5% 5/15/2051	12,490,000	12,608,464
NY Payroll Mobility Tax Series 2021 B 1, 4% 5/15/2056	115,000	95,962
NY Payroll Mobility Tax Series 2021 SUB C 3, 3% 5/15/2051	3,000,000	2,104,019
NY Payroll Mobility Tax Series 2022 D 2, 4.5% 5/15/2047	1,000,000	968,070
NY Payroll Mobility Tax Series 2022 D 2, 5.5% 5/15/2052	4,000,000	4,191,931
NY Payroll Mobility Tax Series 2022 SUB D 2, 5.25% 5/15/2047	4,100,000	4,252,178
NY Payroll Mobility Tax Series 2024A, 5% 5/15/2054	1,665,000	1,686,285
Oneida Indian Nation NY Tax Rev Series 2024B, 6% 9/1/2043 (h)	1,200,000	1,263,164
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2028 (i)	355,000	288,774
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2029 (i)	520,000	412,009
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2030 (i)	395,000	307,318
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2031 (i)	490,000	376,421
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2032 (i)	910,000	691,344
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2033 (i)	805,000	606,534
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2034 (i)	720,000	538,828
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2035 (i)	960,000	714,385
Syracuse NY Indl Dev Agy Pilot Rev Series 2016 A, 5% 1/1/2036 (i)	310,000	229,581
Triborough Brdg & Tunl Auth NY Sales Tax Rev Series 2022 A, 4% 5/15/2052	1,000,000	855,648
Triborough Brdg & Tunl Auth NY Sales Tax Rev Series 2023A, 5% 5/15/2048	1,000,000	1,022,320
Triborough Brdg & Tunl Auth NY Sales Tax Rev Series 2023A, 5% 5/15/2053	1,500,000	1,525,564
Triborough Brdg & Tunl Auth NY Sales Tax Rev Series 2024A 1, 5.25% 5/15/2064	500,000	516,448
Triborough Brdg & Tunl NY Rett Series 2025 A, 5% 12/1/2041	1,130,000	1,194,406
		331,206,642
Tobacco Bonds - 0.0%
Erie Cnty NY Tobacco Securitization Corp 0% 6/1/2047 (j)	2,500,000	508,259
Erie Cnty NY Tobacco Securitization Corp Series 2006 A, 0% 6/1/2060 (h)(j)	10,070,000	472,967
Suffolk Tobacco Asset Securitization Corp NY Tobacco Settlement Series 2021 B 2, 0% 6/1/2066 (j)	2,700,000	245,971
Tobacco Settlement Asset Securitization Corp NY Rev Series A, 5% 6/1/2033	1,100,000	1,111,804
Tobacco Settlement Asset Securitization Corp NY Rev Series A, 5% 6/1/2035	500,000	503,280
Tobacco Settlement Asset Securitization Corp NY Rev Series A, 5% 6/1/2041	575,000	559,484
		3,401,765
Transportation - 2.4%
Build NYC Resource Corp (TrIPs Obligated Group Proj.) 5.5% 7/1/2050 (i)(m)	1,060,000	1,077,172
Metropolitan Transn Auth NY Rv 4% 11/15/2046	11,005,000	9,450,775
Metropolitan Transn Auth NY Rv 4% 11/15/2047	130,000	110,809
Metropolitan Transn Auth NY Rv 5.25% 11/15/2026 (Assured Guaranty Municipal Corp Insured)	1,180,000	1,215,502
Metropolitan Transn Auth NY Rv Series 2015 A 2, 5% tender 11/15/2045 (c)	2,195,000	2,286,082
Metropolitan Transn Auth NY Rv Series 2015 E 1, 3.05% 11/15/2045, LOC Barclays Bank PLC VRDN (c)	10,700,000	10,700,001
Metropolitan Transn Auth NY Rv Series 2016 D, 5% 11/15/2027	250,000	256,398
Metropolitan Transn Auth NY Rv Series 2017 C 2, 0% 11/15/2029 (j)	125,000	106,678
Metropolitan Transn Auth NY Rv Series 2017 C 2, 0% 11/15/2033 (j)	315,000	225,202
Metropolitan Transn Auth NY Rv Series 2017 D, 5% 11/15/2033	1,140,000	1,171,998
Metropolitan Transn Auth NY Rv Series 2017 D, 5% 11/15/2035	130,000	133,048
Metropolitan Transn Auth NY Rv Series 2017C 1, 4% 11/15/2037	785,000	748,368
Metropolitan Transn Auth NY Rv Series 2017C 1, 5% 11/15/2027	1,035,000	1,079,290
Metropolitan Transn Auth NY Rv Series 2017C 1, 5% 11/15/2030	2,380,000	2,467,054
Metropolitan Transn Auth NY Rv Series 2017C 1, 5% 11/15/2034	95,000	97,458
Metropolitan Transn Auth NY Rv Series 2019 C, 5% 11/15/2042	2,300,000	2,352,970
Metropolitan Transn Auth NY Rv Series 2020 A 1, 4% 11/15/2046	750,000	638,493
Metropolitan Transn Auth NY Rv Series 2020 A 1, 4% 11/15/2050 (Assured Guaranty Ltd Insured)	450,000	380,371
Metropolitan Transn Auth NY Rv Series 2020 A 1, 4% 11/15/2051	250,000	206,067
Metropolitan Transn Auth NY Rv Series 2020 A 1, 5% 11/15/2049	2,750,000	2,732,261
Metropolitan Transn Auth NY Rv Series 2020 C 1, 5.25% 11/15/2055	600,000	608,746
Metropolitan Transn Auth NY Rv Series 2020 D, 4% 11/15/2050	2,600,000	2,166,323
Metropolitan Transn Auth NY Rv Series 2020 D, 5% 11/15/2044	2,650,000	2,655,993
Metropolitan Transn Auth NY Rv Series 2020 E, 4% 11/15/2045	2,550,000	2,194,356
Metropolitan Transn Auth NY Rv Series 2020 E, 5% 11/15/2033	540,000	578,436
Metropolitan Transn Auth NY Rv Series 2021 A 1, 4% 11/15/2045	900,000	774,110
Metropolitan Transn Auth NY Rv Series 2021 A 1, 4% 11/15/2046	250,000	212,831
Metropolitan Transn Auth NY Rv Series 2021 A 1, 4% 11/15/2049	650,000	541,585
Metropolitan Transn Auth NY Rv Series 2024A, 5% 11/15/2032	11,890,000	13,101,361
Metropolitan Transn Auth NY Rv Series 2024A, 5.25% 11/15/2049	1,950,000	1,998,078
Metropolitan Transn Auth NY Rv Series A 2, 5% 11/15/2027	250,000	256,398
Metropolitan Transn Auth NY Rv Series C 2, 4% 11/15/2038	360,000	336,899
Metropolitan Transn Auth NY Rv Series D 1, 5% 11/15/2026	500,000	503,022
New York Liberty Dev Corp (4 World Trade Center LLC Proj.) Series 2021A, 3% 11/15/2051 (Build America Mutual Assurance Co Insured)	250,000	170,147
New York NY City Indl Dev Agy Arpt Facs Rev (Transportation Infrastructure Properties, LLC Proj.) Series 2012A, 5% 7/1/2028 (i)	370,000	371,926
New York St Twy Auth Gen Rev Series 2016 A, 5% 1/1/2046	2,760,000	2,763,230
New York St Twy Auth Gen Rev Series 2019 B, 4% 1/1/2038	3,400,000	3,328,545
New York St Twy Auth Gen Rev Series 2019 B, 4% 1/1/2045	1,465,000	1,300,322
New York St Twy Auth Gen Rev Series 2019 B, 4% 1/1/2050	250,000	215,195
New York St Twy Auth Gen Rev Series O, 3% 1/1/2051	1,500,000	1,040,280
New York Transn Dev Corp Exempt Fac Rev Series 2021, 4% 10/31/2046 (i)	3,885,000	3,238,437
New York Transn Dev Corp Exempt Fac Rev Series 2021, 4% 4/30/2053 (i)	825,000	648,434
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 4% 1/1/2036 (i)	280,000	260,957
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2027 (i)	4,000,000	4,048,731
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2030 (i)	435,000	441,598
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2031 (i)	1,735,000	1,754,985
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2032 (i)	3,510,000	3,543,946
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2033 (i)	260,000	262,041
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2034 (i)	885,000	890,168
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2018, 5% 1/1/2036 (i)	710,000	709,387
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2020, 4.375% 10/1/2045 (i)	4,735,000	4,193,616
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2020, 5% 10/1/2035 (i)	2,610,000	2,626,792
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2020, 5% 10/1/2040 (i)	4,190,000	4,141,122
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2023, 5.625% 4/1/2040 (i)	4,535,000	4,648,833
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2023, 6% 4/1/2035 (i)	3,800,000	4,125,667
New York Transportation Development Corp (Jfk International Air Terminal Proj.) 4% 12/1/2038 (i)	40,000	36,874
New York Transportation Development Corp (Jfk International Air Terminal Proj.) 4% 12/1/2039 (i)	105,000	95,329
New York Transportation Development Corp (Jfk International Air Terminal Proj.) 5% 12/1/2036 (i)	5,000	5,110
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2020C, 4% 12/1/2040	480,000	441,013
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2020C, 5% 12/1/2032	375,000	400,191
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2020C, 5% 12/1/2035	480,000	504,921
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2020C, 5% 12/1/2037	290,000	301,465
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2030 (i)	2,000,000	2,108,790
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2032 (i)	995,000	1,050,947
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2033 (i)	1,545,000	1,622,346
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2034 (i)	1,935,000	2,019,344
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2035 (i)	845,000	872,703
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2036 (i)	575,000	591,531
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2037 (i)	1,535,000	1,566,009
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2038 (i)	3,720,000	3,777,392
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2039 (i)	5,550,000	5,600,216
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2040 (i)	2,885,000	2,901,801
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2041 (i)	2,665,000	2,679,622
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2042 (i)	1,820,000	1,820,841
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5% 6/30/2054 (Assured Guaranty Ltd Insured) (i)	2,455,000	2,402,542
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5% 6/30/2060 (i)	1,100,000	1,030,482
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5.125% 6/30/2060 (Assured Guaranty Ltd Insured) (i)	15,815,000	15,640,495
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5.25% 6/30/2060 (Assured Guaranty Ltd Insured) (i)	5,230,000	5,245,673
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5.375% 6/30/2060 (i)	9,655,000	9,596,565
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5.5% 6/30/2042 (Assured Guaranty Ltd Insured) (i)	2,890,000	3,012,046
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5.5% 6/30/2054 (i)	6,800,000	6,856,050
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 5.5% 6/30/2060 (i)	1,700,000	1,701,738
New York Transportation Development Corp (Jfk Intl New Terminal One Proj.) 6% 6/30/2054 (i)	11,655,000	12,220,207
New York Transportation Development Corp (Jfk Intl Terminal 6 Proj.) 0% 12/31/2054 (Assured Guaranty Municipal Corp Insured) (i)(k)	2,355,000	1,444,295
New York Transportation Development Corp (Jfk Intl Terminal 6 Proj.) 4.5% 12/31/2054 (Assured Guaranty Municipal Corp Insured) (i)	2,500,000	2,222,559
New York Transportation Development Corp (Jfk Intl Terminal 6 Proj.) 5.25% 12/31/2054 (Assured Guaranty Municipal Corp Insured) (i)	12,695,000	12,730,311
New York Transportation Development Corp (Jfk Intl Terminal 6 Proj.) 5.5% 12/31/2054 (i)	8,055,000	8,065,207
New York Transportation Development Corp (Jfk Intl Terminal 6 Proj.) 5.5% 12/31/2060 (i)	9,630,000	9,669,790
New York Transportation Development Corp (Laguardia Gateway Prtnrs Terminal B Proj.) Series 2016 A, 4% 7/1/2035 (Assured Guaranty Ltd Insured) (i)	2,950,000	2,898,329
New York Transportation Development Corp (Laguardia Gateway Prtnrs Terminal B Proj.) Series 2016 A, 5% 7/1/2034 (i)	520,000	520,069
New York Transportation Development Corp (Laguardia Gateway Prtnrs Terminal B Proj.) Series 2016 A, 5% 7/1/2041 (i)	1,525,000	1,525,014
New York Transportation Development Corp (Laguardia Gateway Prtnrs Terminal B Proj.) Series 2016 A, 5% 7/1/2046 (i)	12,910,000	12,548,982
New York Transportation Development Corp 5% 12/1/2027 (i)	750,000	780,843
New York Transportation Development Corp 5% 12/1/2028 (i)	750,000	791,454
New York Transportation Development Corp 5% 12/1/2029 (i)	400,000	426,902
New York Transportation Development Corp Series 2016, 5% 8/1/2026 (i)	895,000	894,987
New York Transportation Development Corp Series 2016, 5% 8/1/2031 (i)	2,635,000	2,623,712
New York Transportation Development Corp Series 2020, 5.25% 8/1/2031 (i)	475,000	485,066
New York Transportation Development Corp Series 2020, 5.375% 8/1/2036 (i)	1,405,000	1,429,250
New York Transportation Development Corp Series 2021, 2.25% 8/1/2026 (i)	75,000	73,686
New York Twy Auth Pers Income Tax Rev (New York State Pit Proj.) Series 2021 A 1, 3% 3/15/2048	500,000	354,902
New York Twy Auth Pers Income Tax Rev (New York State Pit Proj.) Series 2021 A 1, 3% 3/15/2051	1,950,000	1,339,398
New York Twy Auth Pers Income Tax Rev (New York State Pit Proj.) Series 2021 A 1, 4% 3/15/2043	750,000	682,742
Port Auth NY & NJ Series 226, 5% 10/15/2038 (i)	635,000	653,787
Port Auth NY & NJ Series 231, 5.5% 8/1/2040 (i)	1,510,000	1,608,723
Triborough Brdg & Tunl NY Revs 4% 11/15/2056	3,000,000	2,543,381
Triborough Brdg & Tunl NY Revs 5% 11/15/2051	1,400,000	1,407,709
Triborough Brdg & Tunl NY Revs Series 2017 C 2, 5% 11/15/2042	2,480,000	2,490,987
Triborough Brdg & Tunl NY Revs Series 2018 A, 5% 11/15/2043	1,000,000	1,006,944
Triborough Brdg & Tunl NY Revs Series 2020 A, 5% 11/15/2049	3,710,000	3,730,647
Triborough Brdg & Tunl NY Revs Series B, 5% 11/15/2037	750,000	762,452
		269,902,865
Water & Sewer - 0.6%
City of New York NY 5.25% 2/1/2045	3,000,000	3,162,676
New York Envir Fac Corp Clean Wtr & Drinking Wtr Series 2019 B, 3% 6/15/2038	915,000	776,172
New York NY Cty Muni Wtr Fin Auth 3% 6/15/2044 (Liquidity Facility Mizuho Bank Ltd/New York NY) VRDN (c)	1,200,000	1,200,000
New York NY Cty Muni Wtr Fin Auth 5% 6/15/2052	1,060,000	1,072,393
New York NY Cty Muni Wtr Fin Auth 5.25% 6/15/2052	12,150,000	12,531,467
New York NY Cty Muni Wtr Fin Auth 5.5% 6/15/2039	1,565,000	1,766,179
New York NY Cty Muni Wtr Fin Auth Series 2018 CC 1, 5% 6/15/2048	2,000,000	2,017,579
New York NY Cty Muni Wtr Fin Auth Series 2018 EE, 5% 6/15/2040	5,000,000	5,093,778
New York NY Cty Muni Wtr Fin Auth Series 2020 GG1, 5% 6/15/2048	12,665,000	12,826,742
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2021 DD, 4% 6/15/2036	1,285,000	1,291,936
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2021 SUB AA 1, 3% 6/15/2050	4,325,000	3,004,541
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 EE, 4% 6/15/2039	2,185,000	2,126,322
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 EE, 5% 6/15/2045	9,100,000	9,323,361
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 SUB AA 1, 4% 6/15/2051	5,540,000	4,718,298
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 SUB BB 1, 3% 6/15/2044	2,415,000	1,801,189
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 SUB BB 1, 4% 6/15/2045	1,750,000	1,575,183
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 SUB BB 1, 5% 6/15/2044	750,000	769,586
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2023 DD, 4.125% 6/15/2046	2,000,000	1,836,091
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2023 DD, 5.25% 6/15/2047	300,000	313,442
New York NY Cty Muni Wtr Fin Auth Series FISCAL2024CC SUB CC1, 5.25% 6/15/2054	1,910,000	1,982,005
New York NY Cty Muni Wtr Fin Auth Series FISCAL2025AA SUB AA1, 5% 6/15/2051	1,200,000	1,225,925
New York St Env Facs Corp Rev 5.25% 9/15/2052	2,000,000	2,088,109
Suffolk Cnty NY Wtr Auth Wtrwk Series 2020 B, 3% 6/1/2045	250,000	190,711
		72,693,685
TOTAL NEW YORK		886,213,203
Non-state Specific - 0.0%
Housing - 0.0%
Federal Home Ln Mtg Corp Multifamily Var Rate Ctfs Relating To To Mun Secs Series M046 Class A, 2.625% 6/15/2035 (Liquidity Facility Freddie Mac Non Gold Pool) VRDN (c)(h)	3,500,000	3,007,594
Other - 0.0%
Affordable Hsg Opportunities Tr Series AH 01 1CL A, 3.528% 5/1/2039 (h)	2,295,000	1,823,102
Frete Trust Series ML12 Class XUS, 1.2231% 7/25/2041 (c)(h)	3,316,397	293,536
		2,116,638
TOTAL NON-STATE SPECIFIC		5,124,232
North Carolina - 0.7%
Education - 0.0%
North Carolina Cap Facs Ed Rev (High Point University Proj.) Series 2021, 4% 5/1/2032	210,000	210,806
North Carolina St Ed Assistance Auth Rev Series 2023A, 5% 6/1/2043 (i)	385,000	387,432
		598,238
Electric Utilities - 0.0%
North Carolina Mun Pwr Agy 1 Series A, 5% 1/1/2028	2,255,000	2,275,155
North Carolina Mun Pwr Agy 1 Series C, 5% 1/1/2029	445,000	448,735
		2,723,890
General Obligations - 0.0%
Charlotte NC Ctfs Partn (Charlotte NC Proj.) Series 2019A, 4% 6/1/2039	55,000	53,585
Charlotte NC Ctfs Partn (Charlotte NC Proj.) Series 2019A, 5% 6/1/2046	980,000	989,474
Mecklenburg Cnty NC Gen. Oblig. Series 2016 A, 5% 9/1/2025	1,975,000	1,984,720
Pender Cnty NC Series 2024, 3% 3/1/2041	2,145,000	1,763,559
Pender Cnty NC Series 2024, 3% 3/1/2042	1,700,000	1,370,651
Union Cnty NC Gen. Oblig. 2.5% 9/1/2036	590,000	492,655
		6,654,644
Health Care - 0.2%
Atrium Health (Carolinas Healthcare System Proj.) Series 2007B, 2.95% 1/15/2038 (Liquidity Facility JPMorgan Chase Bank NA) VRDN (c)	900,000	900,000
Atrium Health Series 2018 E, 0.8% tender 1/15/2048 (c)	2,020,000	1,993,956
North Carolina Med Care Commn Health Care Facs Rev (Lutheran Retirement Ministries of Alamance County NC Proj.) 4% 3/1/2036	335,000	314,655
North Carolina Med Care Commn Health Care Facs Rev (Lutheran Retirement Ministries of Alamance County NC Proj.) Series 2021 A, 4% 3/1/2041	95,000	82,843
North Carolina Med Care Commn Health Care Facs Rev (Lutheran Retirement Ministries of Alamance County NC Proj.) Series 2021 A, 4% 3/1/2051	3,235,000	2,491,179
North Carolina Med Care Commn Health Care Facs Rev (Novant Health Inc Proj.) Series 2019A, 4% 11/1/2052	665,000	561,848
North Carolina Med Care Commn Health Care Facs Rev (Presbyterian Homes Inc Proj.) Series 2020A, 5% 10/1/2040	195,000	195,021
North Carolina Med Care Commn Health Care Facs Rev (Presbyterian Homes Inc Proj.) Series 2020A, 5% 10/1/2045	185,000	179,369
North Carolina Med Care Commn Health Care Facs Rev (Presbyterian Homes Inc Proj.) Series 2020A, 5% 10/1/2050	115,000	109,292
North Carolina Med Care Commn Health Care Facs Rev (Unc Rex Healthcare Proj.) Series 2020 A, 3% 7/1/2045	1,130,000	881,949
North Carolina Med Care Commn Health Care Facs Rev (Vidant Health Proj.) Series 2015, 5% 6/1/2040	3,730,000	3,711,128
North Carolina Med Care Commn Health Care Facs Rev (Wake Baptist Proj.) 2.55% tender 6/1/2048 (c)	2,190,000	2,172,168
North Carolina Med Care Commn Health Care Facs Rev (Wake Baptist Proj.) 5% 12/1/2029	80,000	84,409
North Carolina Med Care Commn Health Care Facs Rev (Wake Baptist Proj.) 5% 12/1/2030	80,000	84,271
North Carolina Med Care Commn Health Care Facs Rev (Wake Baptist Proj.) 5% 12/1/2032	60,000	62,861
North Carolina Med Care Commn Health Care Facs Rev (Wake Baptist Proj.) 5% 12/1/2033	45,000	47,004
North Carolina Med Care Commn Health Care Facs Rev Series 2015, 5% 10/1/2025	135,000	134,981
North Carolina Med Care Commn Health Care Facs Rev Series 2015, 5% 10/1/2030	320,000	319,977
North Carolina Med Care Commn Health Care Facs Rev Series 2015, 5% 10/1/2035	870,000	842,807
North Carolina Med Care Commn Health Care Facs Rev Series 2021 A, 4% 3/1/2029	55,000	54,474
North Carolina Med Care Commn Health Care Facs Rev Series 2021 C, 4% 3/1/2036	445,000	417,974
North Carolina Med Care Commn Health Care Facs Rev Series 2021 C, 4% 3/1/2042	730,000	628,082
North Carolina Med Care Retirement Fac Rev (Penick Village Proj.) 5.5% 9/1/2054	340,000	313,854
North Carolina Med Care Retirement Fac Rev Series 2015, 4.7% 7/1/2037	385,000	294,781
North Carolina Med Care Retirement Fac Rev Series 2015, 4.875% 7/1/2040	755,000	551,660
North Carolina Med Care Retirement Fac Rev Series 2015, 5% 7/1/2045	625,000	426,916
North Carolina Med Care Retirement Fac Rev Series 2015, 5.25% 10/1/2035	295,000	290,415
North Carolina Med Care Retirement Fac Rev Series 2015, 5.25% 10/1/2037	130,000	125,563
North Carolina Med Care Retirement Fac Rev Series 2015, 5.375% 10/1/2045	1,655,000	1,496,101
North Carolina Med Care Retirement Fac Rev Series 2016, 5% 10/1/2031	245,000	246,938
North Carolina Med Care Retirement Fac Rev Series 2016, 5% 10/1/2037	220,000	218,848
North Carolina Med Care Retirement Fac Rev Series 2017 A, 5% 7/1/2047	165,000	109,817
North Carolina Med Care Retirement Fac Rev Series 2019 A, 5% 1/1/2049	175,000	169,247
North Carolina Med Care Retirement Fac Rev Series 2019 A, 5% 7/1/2039	420,000	413,161
North Carolina Med Care Retirement Fac Rev Series 2019 A, 5% 7/1/2044	615,000	576,578
North Carolina Med Care Retirement Fac Rev Series 2019 A, 5% 7/1/2049	295,000	267,890
North Carolina Med Care Retirement Fac Rev Series 2021 A, 4% 1/1/2052	370,000	278,556
North Carolina Med Care Retirement Fac Rev Series 2021, 4% 9/1/2041	150,000	129,536
North Carolina Med Care Retirement Fac Rev Series 2021, 4% 9/1/2046	300,000	241,473
North Carolina Med Care Retirement Fac Rev Series 2021, 4% 9/1/2051	555,000	421,242
Northern Hosp Dist Surry Cnty Health Care Facs Rev Series 2017, 5% 10/1/2027 (g)	320,000	319,439
Northern Hosp Dist Surry Cnty Health Care Facs Rev Series 2017, 5% 10/1/2031 (g)	265,000	250,553
Northern Hosp Dist Surry Cnty Health Care Facs Rev Series 2017, 5% 10/1/2033 (g)	290,000	266,887
University NC Hosp Chapel Hill Rev (Univ Of Nc Hospitals Proj.) 3% 2/15/2031 VRDN (c)	600,000	600,000
		24,279,703
Housing - 0.1%
NC Hsg Fin Agy Homeownership Rev (NC Homeownership Proj.) Series 52 A, 6.25% 1/1/2055	1,475,000	1,587,473
NC Hsg Fin Agy Homeownership Rev 4.8% 1/1/2055	1,800,000	1,736,893
NC Hsg Fin Agy Homeownership Rev 5% 7/1/2047	320,000	309,290
NC Hsg Fin Agy Homeownership Rev 6% 7/1/2053	1,340,000	1,417,490
NC Hsg Fin Agy Homeownership Rev Series 39 B, 4% 7/1/2048	445,000	445,385
NC Hsg Fin Agy Homeownership Rev Series 44, 4% 7/1/2050	180,000	180,425
NC Hsg Fin Agy Homeownership Rev Series 53 A, 6.25% 1/1/2055	2,340,000	2,524,909
North Carolina Housing Finance Agency (NC Homeownership Proj.) Series 57 A, 6.25% 1/1/2056	1,000,000	1,110,637
North Carolina Hsg Fin Agy Series 42, 4% 1/1/2050	425,000	425,727
		9,738,229
Other - 0.1%
Apex NC Gen. Oblig. Series 2020 B, 2% 6/1/2034	1,490,000	1,230,362
Charlotte NC Gen. Oblig. Series 2021 A, 2% 6/1/2039	2,400,000	1,722,271
Forsyth Cnty NC Gen. Oblig. 2% 3/1/2038	5,655,000	4,224,952
Forsyth Cnty NC Gen. Oblig. 2% 3/1/2039	1,000,000	723,187
North Carolina Med Care Commn Health Care Facs Rev Series 2021 C, 4% 3/1/2030	500,000	493,092
North Carolina Med Care Retirement Fac Rev Series 2021 A, 4% 9/1/2041	150,000	131,630
North Carolina Med Care Retirement Fac Rev Series 2021 A, 4% 9/1/2047	135,000	109,458
North Carolina Med Care Retirement Fac Rev Series 2021 A, 4% 9/1/2051	135,000	104,576
North Carolina Med Care Retirement Fac Rev Series 2024 A, 5% 10/1/2044	180,000	177,193
North Carolina Med Care Retirement Fac Rev Series 2024B, 5% 9/1/2049	500,000	468,577
North Carolina Med Care Retirement Fac Rev Series 2025 A, 5.25% 1/1/2055	400,000	387,852
		9,773,150
Transportation - 0.3%
Charlotte NC Arpt Rev Series 2019A, 4% 7/1/2044	400,000	369,165
Charlotte NC Arpt Rev Series 2019B, 4% 7/1/2044 (i)	550,000	491,488
Charlotte NC Arpt Rev Series A, 5% 7/1/2030	185,000	191,260
Charlotte NC Arpt Rev Series A, 5% 7/1/2033	185,000	190,377
Charlotte NC Arpt Rev Series A, 5% 7/1/2035	110,000	112,754
Charlotte NC Arpt Rev Series A, 5% 7/1/2037	425,000	430,292
Charlotte NC Arpt Rev Series B, 5% 7/1/2025 (i)	10,000	10,011
Charlotte NC Arpt Rev Series B, 5% 7/1/2026 (i)	10,000	10,174
Charlotte NC Arpt Rev Series B, 5% 7/1/2027 (i)	25,000	25,743
Charlotte NC Arpt Rev Series B, 5% 7/1/2028 (i)	20,000	20,577
Charlotte NC Arpt Rev Series B, 5% 7/1/2029 (i)	30,000	30,827
Charlotte NC Arpt Rev Series B, 5% 7/1/2030 (i)	30,000	30,790
Charlotte NC Arpt Rev Series B, 5% 7/1/2031 (i)	60,000	61,518
Charlotte NC Arpt Rev Series B, 5% 7/1/2032 (i)	60,000	61,073
Charlotte NC Arpt Rev Series B, 5% 7/1/2033 (i)	65,000	65,988
Charlotte NC Arpt Rev Series B, 5% 7/1/2034 (i)	65,000	65,867
Charlotte NC Arpt Rev Series B, 5% 7/1/2035 (i)	45,000	45,506
Charlotte NC Arpt Rev Series B, 5% 7/1/2036 (i)	40,000	40,363
Charlotte NC Arpt Rev Series B, 5% 7/1/2037 (i)	45,000	45,302
Charlotte NC Arpt Rev Series B, 5% 7/1/2042 (i)	145,000	143,943
Charlotte NC Arpt Rev Series C, 4% 7/1/2032	175,000	175,818
Greater Asheville Regional Airport Authority Series 2022A, 5.5% 7/1/2047 (Assured Guaranty Ltd Insured) (i)	4,170,000	4,293,557
Greater Asheville Regional Airport Authority Series 2023, 5.25% 7/1/2048 (Assured Guaranty Ltd Insured) (i)	190,000	192,841
North Carolina St Grant Antic Rev Series 2021, 2% 3/1/2036	2,495,000	1,946,605
North Carolina Tpk Auth Triangle Expwy Sys Rev 4% 1/1/2055	180,000	147,474
North Carolina Tpk Auth Triangle Expwy Sys Rev 5% 1/1/2043	850,000	856,412
North Carolina Tpk Auth Triangle Expwy Sys Rev 5% 1/1/2044	315,000	316,135
North Carolina Tpk Auth Triangle Expwy Sys Rev 5% 1/1/2049	2,575,000	2,527,596
North Carolina Tpk Auth Triangle Expwy Sys Rev 5% 1/1/2049	300,000	300,135
North Carolina Tpk Auth Triangle Expwy Sys Rev 5% 1/1/2049 (Assured Guaranty Ltd Insured)	250,000	250,113
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2017, 5% 1/1/2030	205,000	209,808
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2017, 5% 1/1/2031 (Assured Guaranty Ltd Insured)	340,000	348,088
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2017, 5% 1/1/2032	580,000	592,252
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2018, 5% 1/1/2040	3,255,000	3,310,710
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2024B, 5% 1/1/2058 (Assured Guaranty Ltd Insured)	7,325,000	7,239,424
North Carolina Turnpike Authority Series A, 5% 7/1/2042	595,000	595,641
North Carolina Turnpike Authority Series A, 5% 7/1/2047	920,000	907,088
North Carolina Turnpike Authority Series A, 5% 7/1/2051	3,535,000	3,456,329
North Carolina Turnpike Authority Series A, 5% 7/1/2054	3,285,000	3,171,565
Raleigh Durham NC Arpt Auth Arpt Rev 5% 5/1/2030 (i)	265,000	281,037
Raleigh Durham NC Arpt Auth Arpt Rev 5% 5/1/2032 (i)	210,000	221,204
Raleigh Durham NC Arpt Auth Arpt Rev Series 2020 A, 5% 5/1/2033 (i)	210,000	220,026
Raleigh Durham NC Arpt Auth Arpt Rev Series 2020 A, 5% 5/1/2035 (i)	295,000	305,788
		34,308,664
TOTAL NORTH CAROLINA		88,076,518
North Dakota - 0.2%
Education - 0.0%
North Dakota St Brd Higher Ed Hsg & Auxiliary Facs Rev Series 2019 A, 4% 4/1/2039 (Assured Guaranty Ltd Insured)	495,000	469,955
University North Dakota Ctfs Partn (University ND Univ Revs Proj.) Series 2021 A, 3% 6/1/2061 (Assured Guaranty Municipal Corp Insured)	2,395,000	1,542,106
		2,012,061
General Obligations - 0.0%
Cass Cnty ND Jt Wtr Res Dist Gen. Oblig. Series 2024A, 3.45% 4/1/2027	1,750,000	1,746,366
Horace ND Gen. Oblig. Series 2024 C, 4.5% 5/1/2039	270,000	258,120
Horace ND Gen. Oblig. Series 2024 C, 4.75% 5/1/2044	400,000	379,222
		2,383,708
Health Care - 0.2%
Cass Cnty ND Catholic Health Series 2018 B, 5.25% 2/15/2053	400,000	390,794
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 3% 12/1/2046 (Assured Guaranty Ltd Insured)	5,650,000	4,085,173
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2035	1,270,000	1,196,123
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2036	1,095,000	1,017,211
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2037	970,000	887,788
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2038	885,000	796,373
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 5% 12/1/2033	1,325,000	1,370,776
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 5% 12/1/2034	1,590,000	1,636,852
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) Series 2023A, 5% 12/1/2048 (Assured Guaranty Ltd Insured)	1,000,000	1,003,407
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) Series 2023A, 5% 12/1/2053 (Assured Guaranty Ltd Insured)	3,715,000	3,684,445
Ward Cnty ND Health Care Fac Series 2017 C, 5% 6/1/2034	830,000	819,395
Ward Cnty ND Health Care Fac Series 2017 C, 5% 6/1/2038	770,000	736,547
Ward Cnty ND Health Care Fac Series 2017 C, 5% 6/1/2048	40,000	36,794
Ward Cnty ND Health Care Fac Series 2017 C, 5% 6/1/2053	1,340,000	1,212,187
		18,873,865
Housing - 0.0%
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) 3% 1/1/2052	505,000	496,605
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) 3.45% 7/1/2037	850,000	764,260
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) 3.65% 7/1/2042	1,350,000	1,147,559
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) Series 2021 B, 3% 7/1/2052	1,660,000	1,618,469
		4,026,893
TOTAL NORTH DAKOTA		27,296,527
Ohio - 2.1%
Education - 0.1%
Cleveland-Cuyahoga County OH Port Authority (Euclid Avenue Dev Corp Proj.) 5% 8/1/2039 (Cleveland OH St Univ Gen Rcp Guaranteed)	1,145,000	1,175,292
Cleveland-Cuyahoga County OH Port Authority (Euclid Avenue Dev Corp Proj.) 5.25% 8/1/2040 (Cleveland OH St Univ Gen Rcp Guaranteed)	1,205,000	1,246,452
Cleveland-Cuyahoga County OH Port Authority (Euclid Avenue Dev Corp Proj.) 5.25% 8/1/2041 (Cleveland OH St Univ Gen Rcp Guaranteed)	1,270,000	1,305,624
Cleveland-Cuyahoga County OH Port Authority (Euclid Avenue Dev Corp Proj.) 5.25% 8/1/2042 (Cleveland OH St Univ Gen Rcp Guaranteed)	1,340,000	1,371,800
Ohio St Higher Ed Fac Comm (Kenyon College, OH Proj.) 4% 7/1/2040	45,000	42,281
Ohio St Higher Ed Fac Comm (Kenyon College, OH Proj.) 5% 7/1/2035	170,000	178,716
Ohio St Higher Ed Fac Comm (Kenyon College, OH Proj.) 5% 7/1/2042	290,000	295,304
Ohio St Higher Ed Fac Comm (Ohio Wesleyan University Proj.) Series 2019, 4% 10/1/2044	100,000	83,742
Ohio St Higher Ed Fac Comm (Tiffin University, OH Proj.) Series 2019, 4% 11/1/2049	300,000	215,366
Ohio St Higher Ed Fac Comm (University of Dayton Proj.) 5% 12/1/2036	240,000	244,573
Ohio St Higher Ed Fac Comm (University of Dayton Proj.) Series 2018 B, 5% 12/1/2034	130,000	133,617
Ohio St Higher Ed Fac Comm Series 2016, 5% 11/1/2041	640,000	640,233
Ohio St Higher Ed Fac Comm Series 2022, 5.125% 12/1/2042	305,000	305,647
Ohio St Higher Ed Fac Comm Series 2022, 5.375% 12/1/2052	485,000	482,875
Ohio St Univ Gen Rcpts Series 2023C, 5.25% 12/1/2046	10,000,000	10,476,270
Toledo-Lucas Cnty Ohio Port Auth Student Hsg Rev Series A, 5% 7/1/2046	350,000	313,041
Univ Akron Ohio Gen Rcpt 4% 1/1/2028	205,000	208,744
Univ Akron Ohio Gen Rcpt 5% 1/1/2030	100,000	107,113
		18,826,690
Electric Utilities - 0.1%
American Mun Pwr Rev Series 2016 A, 5% 2/15/2041	2,080,000	2,087,589
American Mun Pwr Rev Series 2021A, 4% 2/15/2038	1,675,000	1,626,144
American Mun Pwr Solar 5% 2/15/2039	55,000	56,345
American Mun Pwr Solar Series 2019 A, 5% 2/15/2038	85,000	87,524
American Mun Pwr Solar Series 2019 A, 5% 2/15/2044	175,000	176,314
Ohio St Air Quality Dev Auth (American Electric Power Co Inc Proj.) Series 2005A, 3.75% 1/1/2029 (i)	3,345,000	3,308,762
Ohio St Air Quality Dev Auth (American Electric Power Co Inc Proj.) Series 2005D, 3.7% 10/1/2028 (i)	1,330,000	1,315,269
Ohio St Air Quality Dev Auth (American Electric Power Co Inc Proj.) Series 2007 B, 2.5% tender 11/1/2042 (c)(i)	360,000	335,384
Ohio St Air Quality Dev Auth (American Electric Power Co Inc Proj.) Series 2014 B, 2.6% tender 6/1/2041 (c)(i)	985,000	921,505
Ohio St Air Quality Dev Auth (Duke Energy Corp New Proj.) Series 2022A, 4.25% tender 11/1/2039 (c)(i)	1,975,000	1,989,608
Ohio St Air Quality Dev Auth (Duke Energy Corp New Proj.) Series 2022B, 4% tender 9/1/2030 (c)	835,000	841,035
		12,745,479
Escrowed/Pre-Refunded - 0.0%
Columbus OH City Sch Dist 5% 12/1/2032 (Pre-refunded to 6/1/2026 at 100)	5,000	5,095
General Obligations - 0.2%
Brunswick Ohio City Sch Dist Series 2023, 5.25% 12/1/2053	1,165,000	1,195,768
Brunswick Ohio City Sch Dist Series 2023, 5.5% 12/1/2060	2,160,000	2,242,998
Columbus OH City Sch Dist 5% 12/1/2029	255,000	258,924
Columbus OH City Sch Dist 5% 12/1/2032	50,000	50,753
Grandview Heights Ohio City Sch Dist 5% 12/1/2050	3,260,000	3,344,502
Indian Creek Ohio Loc Sch Dist Series 2018 A, 5% 11/1/2045	320,000	322,689
Olentangy Loc Sch Dist OH Series 2021, 2% 12/1/2044	2,275,000	1,362,176
State of Ohio Gen. Oblig. 5% 3/1/2042	5,645,000	6,004,764
State of Ohio Gen. Oblig. Series 2018 A, 5% 2/1/2030	2,545,000	2,574,288
State of Ohio Gen. Oblig. Series 2021 A, 5% 3/1/2029	630,000	679,684
State of Ohio Gen. Oblig. Series 2021 A, 5% 3/1/2030	855,000	936,384
State of Ohio Gen. Oblig. Series 2021 B, 5% 2/1/2029	1,140,000	1,228,222
State of Ohio Gen. Oblig. Series 2021 B, 5% 2/1/2030	950,000	1,039,174
State of Ohio Gen. Oblig. Series 2021 C, 5% 3/15/2029	1,425,000	1,538,355
State of Ohio Gen. Oblig. Series 2021 C, 5% 3/15/2030	1,425,000	1,561,509
State of Ohio Gen. Oblig. Series 2021A, 5% 3/1/2029	470,000	507,066
State of Ohio Gen. Oblig. Series 2021A, 5% 3/1/2030	570,000	624,256
Worthington Ohio City Sch Dist Series 2023, 5.5% 12/1/2054	4,350,000	4,562,044
		30,033,556
Health Care - 0.5%
Akron Bath Copley Hsp Dist OH (Summa Health System Proj.) 5.25% 11/15/2046	3,045,000	3,049,900
Akron Bath Copley Hsp Dist OH (Summa Health System Proj.) Series 2020, 5% 11/15/2031	25,000	26,313
Allen Cnty OH Hosp Facs Rev (Mercy Health/OH Proj.) 4% 12/1/2040	2,825,000	2,607,252
Allen Cnty OH Hosp Facs Rev (Mercy Health/OH Proj.) 5% 8/1/2025	365,000	365,932
Allen Cnty OH Hosp Facs Rev (Mercy Health/OH Proj.) 5% 8/1/2026	245,000	250,046
Cleveland-Cuyahoga Cnty Ohio Port Auth Economic Dev Rev Series 2017A, 5% 12/1/2042	300,000	280,084
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) 5% 2/15/2037	300,000	297,726
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 4.75% 2/15/2047	865,000	785,269
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 5% 2/15/2042	840,000	807,928
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 5% 2/15/2052	425,000	389,131
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 5% 2/15/2057	770,000	708,392
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 5.25% 2/15/2047	890,000	867,343
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 5.5% 2/15/2052	6,615,000	6,457,891
Cuyahoga Cnty Ohio Hosp Rev (Metro Health System, OH Proj.) Series 2017, 5.5% 2/15/2057	5,160,000	4,995,867
Fairfield Cnty OH Hosp Facs Rv (Fairfield Medical Center Proj.) 5% 6/15/2025	5,000	4,999
Fairfield Cnty OH Hosp Facs Rv (Fairfield Medical Center Proj.) 5% 6/15/2026	5,000	5,000
Fairfield Cnty OH Hosp Facs Rv (Fairfield Medical Center Proj.) 5% 6/15/2027	5,000	5,001
Fairfield Cnty OH Hosp Facs Rv (Fairfield Medical Center Proj.) 5% 6/15/2028	5,000	5,000
Fairfield Cnty OH Hosp Facs Rv (Fairfield Medical Center Proj.) 5.25% 6/15/2043	280,000	241,298
Franklin Cnty OH Hosp Facs Rev (Nationwide Children'S Hospital Proj.) 3% 11/1/2042 (Liquidity Facility JPMorgan Chase Bank NA) VRDN (c)	800,000	800,000
Franklin Cnty OH Hosp Facs Rev (Ohiohealth Corporation Proj.) Series 2015, 5% 5/15/2040	950,000	950,272
Franklin Cnty OH Hosp Facs Rev (Ohiohealth Corporation Proj.) Series 2015, 5% 5/15/2045	1,250,000	1,246,025
Franklin Cnty OH Hosp Facs Rev (Ohiohealth Corporation Proj.) Series 2018A, 4% 5/15/2047	880,000	778,898
Franklin Cnty OH Rev (Trinity Health Proj.) Series 2017 OH, 5% 12/1/2046	1,410,000	1,397,178
Hamilton Cnty OH Hosp Facs Rev (Childrens Hosp Med Ctr Cinn,Oh Proj.) Series 2019 CC, 5% 11/15/2049	1,000,000	1,018,881
Hamilton Cnty OH Hosp Facs Rev (TriHealth Inc Proj.) Series 2017A, 5% 8/15/2033	55,000	56,390
Hamilton Cnty Ohio Health Care Rev (Life Enriching Communities Proj.) 5% 1/1/2036	440,000	441,139
Hamilton Cnty Ohio Health Care Rev (Life Enriching Communities Proj.) Series 2016, 5% 1/1/2046	1,240,000	1,183,797
Hamilton Cnty Ohio Health Care Rev (Life Enriching Communities Proj.) Series 2023A, 5.75% 1/1/2053	610,000	621,037
Hamilton Cnty Ohio Health Care Rev Series 2017A, 5% 1/1/2052	295,000	277,156
Marion Cnty OH Health Care Rev Series 2019, 5% 12/1/2039	230,000	183,945
Marion Cnty OH Health Care Rev Series 2019, 5.125% 12/1/2049	255,000	187,174
Miami Cnty OH Hosp Facs Rev (Kettering Med Ctr Inc, OH Proj.) 5% 8/1/2049	2,100,000	2,034,442
Middleburg Heights OH Hosp Rev (Southwest General Hosp Ctr Proj.) Series 2020 A, 4% 8/1/2047	370,000	303,027
Middleburg Heights OH Hosp Rev (Southwest General Hosp Ctr Proj.) Series 2021A, 4% 8/1/2041	2,005,000	1,790,708
Montgomery Cnty OH Hosp Rev (Kettering Med Ctr Inc, OH Proj.) Series 2021, 4% 8/1/2051	800,000	669,844
Montgomery Cnty OH Hosp Rev (Kettering Med Ctr Inc, OH Proj.) Series 2021, 5% 8/1/2030	990,000	1,059,726
Montgomery Cnty OH Hosp Rev (Miami Valley Hospital, OH Proj.) Series 2019A, 4% 11/15/2038	485,000	446,998
Montgomery Cnty OH Hosp Rev (Miami Valley Hospital, OH Proj.) Series 2019A, 4% 11/15/2045	225,000	188,019
Montgomery Cnty OH Hosp Rev (Miami Valley Hospital, OH Proj.) Series 2019A, 5% 11/15/2034	210,000	216,591
Muskingum Cnty OH Hosp Facs (Genesis Healthcare Proj.) Series 2013, 5% 2/15/2027	270,000	271,309
Muskingum Cnty OH Hosp Facs (Genesis Healthcare Proj.) Series 2013, 5% 2/15/2044	705,000	664,436
Ohio St Hosp Rev (Premier Health Partners Proj.) Series 2020, 4% 11/15/2036	135,000	127,770
Ohio St Hosp Rev (Premier Health Partners Proj.) Series 2020, 4% 11/15/2038	130,000	119,450
Ohio St Hosp Rev (Premier Health Partners Proj.) Series 2020, 4% 11/15/2040	125,000	111,104
Ohio St Hosp Rev (University Hosp Hlth Sys, OH Proj.) Series 2020 A, 3% 1/15/2045	2,150,000	1,581,293
Ohio St Hosp Rev (University Hosp Hlth Sys, OH Proj.) Series 2021 A, 4% 1/15/2046	2,675,000	2,299,845
Ohio St Hosp Rev (University Hosp Hlth Sys, OH Proj.) Series 2021 E, 4% 1/15/2041	320,000	290,848
Ohio St Hosp Rev Series 2020 A, 4% 1/15/2038	150,000	142,773
Ohio St Hosp Rev Series 2020 A, 4% 1/15/2039	280,000	262,662
Ohio St Hosp Rev Series 2020 A, 4% 1/15/2050	390,000	326,772
Ohio St Hosp Rev Series 2020 A, 5% 1/15/2050	2,360,000	2,299,472
Ohio St Hsg Fin Agy Res Mtg Rev (Cleveland Clinic Foundation/The Proj.) 5% 1/1/2026	990,000	1,000,531
Ohio St Hsg Fin Agy Res Mtg Rev (Cleveland Clinic Foundation/The Proj.) Series 2017A, 5% 1/1/2029	760,000	797,722
Ohio St Hsg Fin Agy Res Mtg Rev (Cleveland Clinic Foundation/The Proj.) Series 2017A, 5% 1/1/2031	10,000	10,404
Ross County Ohio Hosp Rev (Adena Health Sys Proj.) Series 2019, 5% 12/1/2025	30,000	30,220
Ross County Ohio Hosp Rev (Adena Health Sys Proj.) Series 2019, 5% 12/1/2026	40,000	40,807
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) 5% 2/15/2026	125,000	126,107
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) 5% 2/15/2029	340,000	342,949
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) Series 2016, 5% 2/15/2027	105,000	105,906
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) Series 2019, 5% 2/15/2029	480,000	492,593
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2028	660,000	682,166
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2029	700,000	727,748
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2030	740,000	774,814
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2031	790,000	830,985
		52,462,305
Housing - 0.0%
Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Series 2018, 5.5% 12/1/2043	240,000	240,603
Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Series 2018, 5.5% 12/1/2053	1,370,000	1,318,696
Cleveland-Cuyahoga County OH Port Authority Series 2019, 4% 8/1/2044	450,000	400,502
Cuyahoga Metropolitan Housing Authority Series 2021, 2% 12/1/2031	620,000	534,892
Ohio Hsg Fin Agy Mf Hsg Rev Series 2017, 5.45% 1/1/2038 (h)	250,000	244,044
Ohio Hsg Fin Agy Mf Hsg Rev Series 2024, 6% 1/1/2045 (h)	675,000	637,009
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2019B, 4.5% 3/1/2050	75,000	75,710
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2023 A, 4.8% 9/1/2048	2,165,000	2,156,668
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2023 A, 4.9% 9/1/2053	1,035,000	1,034,397
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2023 B, 6% 3/1/2055	1,115,000	1,204,483
		7,847,004
Industrial Development - 0.1%
Cleveland-Cuyahoga Cnty Ohio Port Auth Tax Increment Fing Rev Series 2021 B, 4.5% 12/1/2055 (h)	100,000	79,431
Ohio Air Quality Development Authority Series 2017, 4.25% 1/15/2038 (h)(i)	100,000	94,359
Ohio Air Quality Development Authority Series 2017, 4.5% 1/15/2048 (h)(i)	1,790,000	1,572,908
Ohio Air Quality Development Authority Series 2019, 5% 7/1/2049 (h)(i)	6,450,000	5,645,945
		7,392,643
Lease Revenue - 0.0%
Yellow Springs Ohio Exmp Vlg Sch Dist Ctfs Partn Series 2024, 5.25% 12/1/2049	910,000	933,326
Other - 0.1%
Bedford OH City Sch Dist Series 2025, 5.5% 12/1/2058 (m)	1,290,000	1,311,925
City of Norwood OH 4.375% 12/1/2030	300,000	298,188
Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev (Cleveland Museum Nat History Proj.) Series 2021, 4% 7/1/2051	295,000	242,730
Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Series 2021, 4% 7/1/2040	85,000	79,407
Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Series 2021, 4% 7/1/2041	105,000	96,168
Columbus Metropolitan Housing Authority Series 2024, 4% 12/1/2034	1,345,000	1,321,883
Columbus Ohio Met Hsg Auth Affordable Hsg Rev Series 2024, 4.625% 8/1/2042	145,000	139,682
Greene County Port Authority Series 2024B, 5% 5/15/2059	1,890,000	1,720,510
Margaretta Local School District Series 2025, 5.5% 10/1/2047	1,185,000	1,225,020
Ohio Housing Finance Agency 6.25% 3/1/2056	1,000,000	1,096,388
Ohio Hsg Fin Agy Mf Hsg Rev 5.7% 8/1/2043 (h)	1,175,000	1,189,011
Shaker Heights OH City Sch Dst Series 2024, 5.25% 12/15/2054	2,000,000	2,073,522
Summit Cnty Ohio Dev Fin Authpkg Sys Rev Series 2023, 6% 12/1/2058	1,000,000	1,043,377
Toledo-Lucas Cnty Ohio Port Auth Pkg Sys Rev Series 2021, 4% 1/1/2057	350,000	264,624
Warren Cnty OH Health Care Fac 5% 7/1/2049	975,000	934,760
		13,037,195
Special Tax - 0.1%
Cleveland Ohio Income Tax Rev Series 2018 A, 5% 10/1/2035	110,000	114,259
Cleveland Ohio Income Tax Rev Series 2018 A, 5% 10/1/2037	70,000	72,347
Cleveland Ohio Income Tax Rev Series 2018 A, 5% 10/1/2038	85,000	87,666
Cleveland-Cuyahoga Cnty Ohio Port Auth Tax Increment Fing Rev Series 2021A, 4% 12/1/2055 (h)	175,000	131,731
Franklin Cnty Ohio Convention Facs Auth Hotel Proj Rev (Franklin Cnty OH Proj.) Series 2019, 5% 12/1/2046	775,000	776,014
Franklin Cnty Ohio Convention Facs Auth Hotel Proj Rev (Franklin Cnty OH Proj.) Series 2019, 5% 12/1/2051	1,165,000	1,151,761
Franklin Cnty Ohio Convention Facs Auth Hotel Proj Rev Series 2019, 5% 12/1/2044	2,015,000	1,881,806
Franklin Cnty Ohio Convention Facs Auth Hotel Proj Rev Series 2019, 5% 12/1/2051	2,955,000	2,624,505
Port Gtr Cinci Dev Auth OH Rev Series 2024 C, 5.25% 12/1/2053 (Assured Guaranty Ltd Insured)	285,000	290,032
Port Gtr Cinci Dev Auth OH Rev Series 2024B, 4.375% 12/1/2058 (Assured Guaranty Ltd Insured)	1,445,000	1,293,320
Port Gtr Cincinnati Dev Auth Ohio Tax Increment Fing Rev (Greater Cincinnati Redevelopment Authority Proj.) 5.125% 12/1/2055	1,200,000	1,108,323
		9,531,764
Tobacco Bonds - 0.6%
Buckeye OH Tobacco Settlement Fing Auth Series 2020 B 2 CL 2, 5% 6/1/2055	41,130,000	35,587,491
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 3% 6/1/2048	3,185,000	2,220,936
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 4% 6/1/2038	720,000	673,257
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 4% 6/1/2039	240,000	221,467
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 4% 6/1/2048	7,825,000	6,536,128
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2027	125,000	128,045
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2029	3,230,000	3,368,517
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2032	1,650,000	1,722,350
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2033	5,475,000	5,692,452
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2034	70,000	72,462
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2035	705,000	726,592
		56,949,697
Transportation - 0.3%
Cleveland OH Arpt Sys Rev Series 2018 B, 5% 1/1/2048	1,750,000	1,737,772
Columbus OH Regl Arpt Au Rev 5% 1/1/2032 (i)	2,110,000	2,236,870
Columbus OH Regl Arpt Au Rev 5.25% 1/1/2044 (i)	8,345,000	8,507,258
Columbus OH Regl Arpt Au Rev 5.25% 1/1/2045 (i)	4,935,000	5,010,502
Columbus OH Regl Arpt Au Rev 5.5% 1/1/2050 (i)	950,000	980,605
Columbus OH Regl Arpt Au Rev 5.5% 1/1/2055 (i)	8,545,000	8,798,372
Ohio St Mjr New St Infst Proj Rev Series 2021 1A, 5% 12/15/2029	1,415,000	1,538,663
Ohio St Mjr New St Infst Proj Rev Series 2021 1A, 5% 12/15/2030	1,270,000	1,399,775
Ohio St Mjr New St Infst Proj Rev Series 2021 1A, 5% 12/15/2031	90,000	100,337
Ohio St Private Activity Rev (Portsmouth Gateway Group LLC Proj.) Series 2015, 5% 12/31/2039 (i)	565,000	551,197
Ohio St Private Activity Rev (Portsmouth Gateway Group LLC Proj.) Series 2015, 5% 6/30/2053 (i)	400,000	372,260
Ohio St Tpk Commn Tpk Rev 5% 2/15/2051	6,640,000	6,824,751
Ohio St Tpk Commn Tpk Rev Series 2013 A 2, 0% 2/15/2042 (j)	645,000	284,431
Ohio St Tpk Commn Tpk Rev Series 2022A, 5% 2/15/2039	585,000	625,504
		38,968,297
TOTAL OHIO		248,733,051
Oklahoma - 0.3%
Education - 0.0%
Oklahoma Cnty Okla Fin Auth Charter Sch Lease Rev Series 2024, 6% 6/15/2044 (h)	1,000,000	958,036
Oklahoma Dev Fin Auth Rev (Oklahoma City University Proj.) Series 2019, 5% 8/1/2026	25,000	25,234
Oklahoma Dev Fin Auth Rev (Oklahoma City University Proj.) Series 2019, 5% 8/1/2044	570,000	535,927
		1,519,197
Electric Utilities - 0.0%
Edmond OK Pub Wks Auth Sales Tax & Util Sys Rev Series 2017, 5% 7/1/2042	1,595,000	1,607,058
Grand River Dam Auth Okla Rev Series 2024 A, 5% 6/1/2041	740,000	775,783
		2,382,841
General Obligations - 0.0%
Lincoln Cnty OK Edl Facs Auth Edl Facs Lease Rev Series 2016, 5% 9/1/2028	750,000	763,422
Health Care - 0.1%
Norman OK Reg Hos Auth Hos Rev Series 2019, 4% 9/1/2045	1,165,000	849,088
Norman OK Reg Hos Auth Hos Rev Series 2019, 5% 9/1/2045	730,000	615,638
OK Dev Fin Auth Health Sys Rev (OU Medicine Inc Proj.) 5.45% 8/15/2028	1,602,000	1,553,123
OK Dev Fin Auth Health Sys Rev (OU Medicine Inc Proj.) Series 2018 B, 5% 8/15/2038	240,000	241,219
OK Dev Fin Auth Health Sys Rev (OU Medicine Inc Proj.) Series 2018 B, 5.25% 8/15/2043	80,000	80,053
OK Dev Fin Auth Health Sys Rev (OU Medicine Inc Proj.) Series 2018 B, 5.5% 8/15/2057	3,945,000	3,847,147
OK Dev Fin Auth Health Sys Rev Series 2018 B, 5.25% 8/15/2048	1,490,000	1,446,028
OK Dev Fin Auth Health Sys Rev Series 2018 B, 5.5% 8/15/2052	2,110,000	2,076,731
Oklahoma Cnty Okla Fin Ath Rev Series 2023 B, 5.875% 12/1/2047	1,404,574	1,021,488
Oklahoma Cnty Okla Fin Ath Rev Series 2023 C, 2% 12/1/2047	289,013	15,001
Oklahoma Dev Fin Auth Rev Series 2015, 5% 7/1/2042	315,000	284,151
Payne Cnty Okla Economic Dev Auth Rev Series A, 6.875% 11/1/2046 (f)	455,845	1,573
Tulsa Okla Tulsa Indl Auth Rev Series 2017, 5.25% 11/15/2045	1,455,000	1,409,031
		13,440,271
Housing - 0.0%
Oklahoma Hsg Fin Agy Single Family Mtg Rev (OK Sf Mtge Rev Bonds 10/1/18 Proj.) 6% 3/1/2054	200,000	216,678
Oklahoma Hsg Fin Agy Single Family Mtg Rev Series 2018A, 4.75% 9/1/2048	190,000	192,373
Oklahoma Hsg Fin Agy Single Family Mtg Rev Series 2019A, 4% 9/1/2049	460,000	461,088
		870,139
Special Tax - 0.0%
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2028	155,000	155,824
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2029	170,000	170,898
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2032	60,000	60,309
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2036	120,000	120,554
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2039	245,000	245,646
		753,231
Transportation - 0.2%
Oklahoma City Okla Airp Trust Series 33, 5% 7/1/2047 (i)	275,000	270,397
Oklahoma St Tpk Auth Tpk Rev 5.5% 1/1/2054	4,375,000	4,651,087
Oklahoma St Tpk Auth Tpk Rev Series 2023, 4.5% 1/1/2053	2,225,000	2,078,194
Oklahoma St Tpk Auth Tpk Rev Series 2023, 5.5% 1/1/2053	7,175,000	7,493,018
Tulsa Okla Minicipal Airport Series 2001B, 5.5% 12/1/2035 (i)	1,550,000	1,550,284
Tulsa Okla Minicipal Airport Series 2025, 6.25% 12/1/2035 (i)	2,650,000	2,897,329
Tulsa Okla Minicipal Airport Series 2025, 6.25% 12/1/2040 (i)	240,000	257,776
		19,198,085
TOTAL OKLAHOMA		38,927,186
Oregon - 0.6%
Education - 0.0%
Oregon State Facilities Authority Series 2025A, 6% 6/15/2065 (h)	635,000	639,654
General Obligations - 0.2%
Multnomah Cnty OR Sch Dist 40 Series B, 5.5% 6/15/2053	875,000	927,783
Multnomah Cnty OR Sch Dist No 1 Portland Series 2023, 5% 6/15/2025 (Oregon St Guaranteed)	1,500,000	1,500,983
Oregon St 5.25% 6/1/2043	1,685,000	1,815,836
Polk Marion & Benton Cntys OR Sch Dist No 13j 0% 12/15/2038 (Oregon St Guaranteed) (j)	120,000	64,608
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2037 (Oregon St Guaranteed) (j)	8,000,000	4,750,672
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2038 (Oregon St Guaranteed) (j)	5,000,000	2,789,451
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2039 (Oregon St Guaranteed) (j)	5,000,000	2,631,146
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2040 (Oregon St Guaranteed) (j)	5,000,000	2,477,048
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2041 (Oregon St Guaranteed) (j)	1,250,000	581,323
Washington Cnty OR Sch Dist 48j Beaverton Series 2025A, 0% 6/15/2039 (Oregon St Guaranteed) (j)	5,775,000	3,025,529
Washington Multnomah & Yamhill Cnty Sch Dist 1J 5% 6/15/2033 (Oregon St Guaranteed)	60,000	61,813
Washington Multnomah & Yamhill Cnty Sch Dist 1J 5% 6/15/2036 (Oregon St Guaranteed)	170,000	174,294
Washington Multnomah & Yamhill Cnty Sch Dist 1J 5% 6/15/2038 (Oregon St Guaranteed)	170,000	173,658
		20,974,144
Health Care - 0.2%
Clackamas Cnty OR Hsp Fac Auth (Williamette View Inc Proj.) 5% 11/15/2032	135,000	136,132
Clackamas Cnty OR Hsp Fac Auth (Williamette View Inc Proj.) 5% 11/15/2037	70,000	69,441
Clackamas Cnty OR Hsp Fac Auth (Williamette View Inc Proj.) 5% 11/15/2047	195,000	178,361
Clackamas Cnty OR Hsp Fac Auth (Williamette View Inc Proj.) 5% 11/15/2052	210,000	185,928
Medford OR Hosp Facs Auth Rev (Asante Health System Proj.) Series 2020 A, 3% 8/15/2050 (Assured Guaranty Ltd Insured)	1,000,000	686,587
Medford OR Hosp Facs Auth Rev (Asante Health System Proj.) Series 2020 A, 4% 8/15/2050	320,000	260,421
Medford OR Hosp Facs Auth Rev (Asante Health System Proj.) Series 2020 A, 5% 8/15/2036	85,000	88,486
Medford OR Hosp Facs Auth Rev (Asante Health System Proj.) Series 2020 A, 5% 8/15/2038	235,000	241,259
Medford OR Hosp Facs Auth Rev (Asante Health System Proj.) Series 2020 A, 5% 8/15/2045	725,000	720,601
Multnomah Cnty Ore Hosp Facs Auth Rev Series 2021A, 4% 12/1/2041	630,000	517,840
Multnomah Cnty Ore Hosp Facs Auth Rev Series 2021A, 4% 12/1/2051	470,000	336,238
Oregon St Facs Auth Lease Rent Rev 4.9% 9/15/2035	3,545,000	3,582,650
Oregon St Facs Auth Rev (Legacy Health System, or Proj.) 5% 6/1/2030	675,000	723,025
Oregon St Facs Auth Rev (Legacy Health System, or Proj.) Series 2016 A, 5% 6/1/2046	2,655,000	2,600,631
Oregon St Facs Auth Rev (Legacy Health System, or Proj.) Series 2022 A, 5% 6/1/2052	1,325,000	1,293,674
Oregon St Facs Auth Rev (Peacehealth (Hlth Sys),Wa Proj.) Series 2018 B, 2.9% 8/1/2034, LOC TD Bank NA VRDN (c)	4,300,000	4,300,000
Oregon St Facs Auth Rev Series 2016 A, 5% 10/1/2046	675,000	655,610
Salem OR Hosp Fac Auth Rev (Salem Health Proj.) Series 2019 A, 3% 5/15/2049	2,605,000	1,776,886
Salem OR Hosp Fac Auth Rev Series 2022, 4% 5/15/2047	525,000	419,952
Yamhill Cnty Ore Hosp Auth Rev Series 2016A, 5% 11/15/2046	185,000	155,650
Yamhill Cnty Ore Hosp Auth Rev Series 2021 A, 5% 11/15/2036	155,000	148,802
Yamhill Cnty Ore Hosp Auth Rev Series 2021 A, 5% 11/15/2046	365,000	307,094
Yamhill Cnty Ore Hosp Auth Rev Series 2021 A, 5% 11/15/2051	155,000	125,467
Yamhill Cnty Ore Hosp Auth Rev Series 2021 A, 5% 11/15/2056	895,000	707,872
		20,218,607
Housing - 0.0%
Oregon St Hsg & Cmnty Svcs Dept Multifamily Rev Series 2024K 1, 4.33% 11/1/2043	577,000	540,286
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) Series 2019A, 2.65% 7/1/2039	485,000	370,792
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) Series 2019A, 4% 7/1/2050	1,145,000	1,146,214
		2,057,292
Industrial Development - 0.0%
Oregon State Business Development Commission (Intel Corp Proj.) Series 232, 3.8% tender 12/1/2040 (c)	3,500,000	3,521,352
Other - 0.0%
Oregon St Gen. Oblig. Series 2025 E, 5% 5/15/2042	800,000	823,255
Oregon St Gen. Oblig. Series 2025 E, 5% 5/15/2043	1,500,000	1,538,718
		2,361,973
Special Tax - 0.0%
Oregon St Dept Admin Lottery 5.25% 4/1/2044	310,000	332,015
Oregon St Dept Admin Lottery 5.25% 4/1/2045	2,565,000	2,735,642
Oregon St Dept Trans Hwy User Tax Rev 5.25% 11/15/2047	750,000	787,668
		3,855,325
Transportation - 0.2%
Port of Portland Arpt Rev 4% 7/1/2039 (i)	1,475,000	1,383,504
Port of Portland Arpt Rev 4% 7/1/2050 (i)	1,580,000	1,335,396
Port of Portland Arpt Rev 5% 7/1/2028 (i)	265,000	276,514
Port of Portland Arpt Rev 5% 7/1/2041 (i)	4,240,000	4,284,394
Port of Portland Arpt Rev 5% 7/1/2045 (i)	3,595,000	3,556,207
Port of Portland Arpt Rev 5% 7/1/2052 (i)	3,555,000	3,472,625
Port of Portland Arpt Rev Series THIRTY A, 5.25% 7/1/2054 (i)	1,365,000	1,380,372
Port of Portland Arpt Rev Series TWENTY FOUR B, 5% 7/1/2042 (i)	1,170,000	1,152,271
Port of Portland Arpt Rev Series TWENTY NINE, 5.5% 7/1/2048 (i)	1,750,000	1,811,983
		18,653,266
TOTAL OREGON		72,281,613
Pennsylvania - 3.1%
Education - 0.2%
Allegheny Cnty PA Ida Rev (Pittsburgh Tech College Proj.) 3.5% (f)	430,000	206,400
Allegheny Cnty PA Ida Rev (Pittsburgh Tech College Proj.) 4% (f)	935,000	448,800
Allegheny Cnty PA Ida Rev (Pittsburgh Tech College Proj.) 4.25% (f)	1,040,000	499,200
Allegheny Cnty PA Indl Dev Auth Regl Asset Dist Sales Tax Rev Series 2013, 6% 7/15/2038	240,000	240,192
Allentown Commercial and Industrial Development Authority Series 2023, 5.75% 6/15/2043	270,000	276,457
Chambersburg PA Area Mun Authed Fac Rev (Wilson College Proj.) Series 2018, 5.75% 10/1/2038	250,000	238,318
Chambersburg PA Area Mun Authed Fac Rev (Wilson College Proj.) Series 2018, 5.75% 10/1/2043	650,000	598,071
Chester Cnty PA Indl Dev Auth Series 2017 A, 4.75% 12/15/2037	235,000	232,105
Chester Cnty PA Indl Dev Auth Series 2017 A, 5% 12/15/2047	110,000	101,692
Chester Cnty PA Indl Dev Auth Series 2017 A, 5% 12/15/2051	135,000	121,589
Chester Cnty PA Indl Dev Auth Series 2022, 5.875% 10/15/2047 (h)	1,560,000	1,561,617
Chester Cnty PA Indl Dev Auth Series 2024, 4.5% 10/1/2049 (h)	300,000	259,920
Chester Cnty PA Indl Dev Auth Series 2024, 4.5% 10/1/2054 (h)	645,000	547,489
Dauphin Cnty PA Gen Auth Univ Rev (Harrisburg University of Science And Technology Proj.) Series 2017, 5% 10/15/2034 (h)	200,000	160,264
Dauphin Cnty PA Gen Auth Univ Rev (Harrisburg University of Science And Technology Proj.) Series 2017, 5.125% 10/15/2041 (h)	350,000	245,608
Dauphin Cnty PA Gen Auth Univ Rev Series 2020, 5.875% 10/15/2040 (h)	300,000	231,388
Dauphin Cnty PA Gen Auth Univ Rev Series 2020, 6.25% 10/15/2053 (h)	400,000	288,516
Erie PA Higher Ed Bldg Auth Rev Series 2016, 5% 9/15/2037 (h)	160,000	145,738
Huntingdon Cnty PA Gen Auth Rev Series 2016 OO2, 5% 5/1/2046	300,000	276,681
Montgomery Cnty PA Higher Ed & Health Auth Rev (Arcadia University PA Proj.) 5% 4/1/2026	20,000	19,996
Montgomery Cnty PA Higher Ed & Health Auth Rev (Arcadia University PA Proj.) 5% 4/1/2027	40,000	40,684
Northeastern PA Hosp & Ed Auth Univ Rev (Kings College, PA Proj.) Series 2019, 5% 5/1/2033	125,000	126,193
Northeastern PA Hosp & Ed Auth Univ Rev (Kings College, PA Proj.) Series 2019, 5% 5/1/2049	170,000	150,469
Northeastern PA Hosp & Ed Auth Univ Rev Series 2019, 5% 5/1/2032	95,000	96,254
Northeastern PA Hosp & Ed Auth Univ Rev Series 2019, 5% 5/1/2044	275,000	252,038
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev 4.5% 6/1/2043 (i)	165,000	163,532
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev 5% 6/1/2034 (i)(m)	850,000	886,111
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev 5% 6/1/2046 (i)(m)	1,046,000	1,028,260
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev 5.5% 6/1/2052 (i)(m)	1,216,000	1,178,021
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2021A, 2.625% 6/1/2042 (i)	220,000	195,022
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2021A, 5% 6/1/2030 (i)	50,000	51,835
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2023A, 4% 6/1/2044 (i)	2,020,000	1,941,345
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2023B, 5% 6/1/2050 (i)	1,275,000	1,155,956
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2024 1A, 4.125% 6/1/2045 (i)	2,807,000	2,667,401
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2024 1C, 5% 6/1/2051 (i)	1,380,000	1,257,515
Pennsylvania Higher Educational Facilities Authority 5% 6/15/2025 (Assured Guaranty Ltd Insured)	2,240,000	2,241,522
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2028	60,000	60,650
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2029	55,000	55,547
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2031	55,000	55,462
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2032	150,000	151,132
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2034	105,000	105,553
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2017, 5% 5/1/2035	150,000	151,741
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2017, 5% 5/1/2037	190,000	191,321
Pennsylvania St Higher Edl Rev (Duquesne Univ, PA Proj.) 5% 3/1/2039	50,000	50,962
Pennsylvania St Higher Edl Rev (Indiana Univ(Pa) Fndtn St Hsg Proj.) Series 2007 A, CME Term SOFR 3 month Index + 0.65%, 3.705% 7/1/2039 (Syncora Guarantee Inc Insured) (c)(e)	1,180,000	1,085,589
Pennsylvania St Higher Edl Rev (St Josephs University, PA Proj.) Series 2012, 5% 11/1/2042	90,000	89,348
Philadelphia PA Auth For Indl Dev Charter Sch Rev 5.25% 6/15/2052	100,000	93,185
Philadelphia PA Auth For Indl Dev Charter Sch Rev 5.375% 6/15/2057	145,000	135,997
Philadelphia PA Auth For Indl Dev Charter Sch Rev Series 2020 B, 4.875% 12/15/2035 (c)(h)	400,000	380,713
Philadelphia PA Auth For Indl Dev Charter Sch Rev Series 2020, 5% 6/15/2050 (h)	1,000,000	907,007
Philadelphia PA Auth For Indl Dev Revs Series 2016 A, 5.375% 8/1/2051	325,000	313,570
Philadelphia PA Auth For Indl Dev Revs Series 2016 B, 5.625% 8/1/2036	65,000	65,325
Philadelphia PA Auth For Indl Dev Revs Series 2016 B, 5.75% 8/1/2046	245,000	245,124
Philadelphia PA Auth For Indl Dev Revs Series 2016 B, 6% 8/1/2051	225,000	225,307
Philadelphia PA Auth For Indl Dev Univ Rev (St Josephs University, PA Proj.) 5.25% 11/1/2052	1,750,000	1,767,549
Scranton-Lackawanna PA Health & Welfare Auth Rev (Marywood University Proj.) 5% 6/1/2046	250,000	206,262
Southcentral PA Gen Auth Rev Series 2018 A, 6.5% 7/15/2048 (h)	350,000	354,539
		26,824,082
Electric Utilities - 0.0%
Philadelphia PA Gas Wks Rev Series SEVENTEENTH A, 5.25% 8/1/2049	2,945,000	3,026,293
Philadelphia PA Gas Wks Rev Series SIXTEENTH A, 4% 8/1/2045 (Assured Guaranty Municipal Corp Insured)	130,000	116,817
		3,143,110
Escrowed/Pre-Refunded - 0.0%
Doylestown PA Hosp Auth Hosp 5% 7/1/2049 (Pre-refunded to 7/1/2029 at 100)	195,000	207,886
East Hempfield Twp PA Ida Rev Series 2015, 5% 7/1/2030 (Pre-refunded to 7/1/2025 at 100)	115,000	115,141
East Hempfield Twp PA Ida Rev Series 2015, 5% 7/1/2035 (Pre-refunded to 7/1/2025 at 100)	150,000	150,184
Erie PA Higher Ed Bldg Auth Rev Series 2016, 5% 9/15/2037 (Pre-refunded to 9/15/2026 at 100) (h)	35,000	35,773
State Pub Sch Bldg Auth PA Sch Rev Series 2016 A, 5% 12/1/2029 (Pre-refunded to 12/1/2026 at 100)	45,000	46,403
		555,387
General Obligations - 0.2%
Armstrong Sch Dist PA Series 2019 A, 4% 3/15/2035	105,000	104,912
Armstrong Sch Dist PA Series 2019 A, 4% 3/15/2036	225,000	223,595
Armstrong Sch Dist PA Series 2019 A, 4% 3/15/2037	105,000	103,361
Armstrong Sch Dist PA Series 2019 A, 4% 3/15/2038	105,000	102,680
Armstrong Sch Dist PA Series 2019 A, 4% 3/15/2041	530,000	495,723
Canon-Mcmillan SD Series 2019, 4% 6/1/2046	625,000	558,102
Canon-Mcmillan SD Series 2019, 4% 6/1/2048	925,000	812,304
Chartiers Valley PA Sch Dist Series 2021 A, 3% 10/15/2049	3,585,000	2,538,222
Coatesville PA Area Sch Dist Series 2025, 5% 11/15/2041 (Assured Guaranty Municipal Corp Insured) (m)	1,230,000	1,290,937
Coatesville PA Area Sch Dist Series 2025, 5% 11/15/2043 (Assured Guaranty Municipal Corp Insured) (m)	3,175,000	3,277,916
Commonwealth Financing Authority (Pennsylvania St Proj.) Series 2018, 4% 6/1/2039 (Assured Guaranty Municipal Corp Insured)	700,000	643,694
Commonwealth Financing Authority (Pennsylvania St Proj.) Series 2018, 5% 6/1/2031	480,000	497,849
Commonwealth Financing Authority (Pennsylvania St Proj.) Series 2018, 5% 6/1/2032	420,000	434,435
Commonwealth Financing Authority (Pennsylvania St Proj.) Series 2018, 5% 6/1/2034	240,000	246,623
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2019 B, 5% 6/1/2026	45,000	45,886
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2020 A, 5% 6/1/2026	1,235,000	1,259,315
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2020 A, 5% 6/1/2028	670,000	707,430
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2020 A, 5% 6/1/2029	110,000	117,812
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2020 A, 5% 6/1/2032	190,000	206,067
Pennsylvania St Ctfs Partn (Pennsylvania St Proj.) Series 2018, 5% 7/1/2035	40,000	41,213
Pennsylvania St Ctfs Partn (Pennsylvania St Proj.) Series 2018, 5% 7/1/2037	45,000	46,148
Pennsylvania St Ctfs Partn (Pennsylvania St Proj.) Series 2018, 5% 7/1/2038	40,000	40,868
Pennsylvania St Ctfs Partn (Pennsylvania St Proj.) Series 2018, 5% 7/1/2043	110,000	111,017
Pennsylvania St Gen. Oblig. Series 2016, 3% 9/15/2033 (Assured Guaranty Municipal Corp Insured)	1,870,000	1,738,751
Philadelphia PA Gen. Oblig. Series 2019 A, 5% 8/1/2026	75,000	76,762
Philadelphia PA Gen. Oblig. Series 2019B, 5% 2/1/2033	90,000	95,232
Philadelphia PA Gen. Oblig. Series 2019B, 5% 2/1/2034	145,000	153,008
Philadelphia PA Gen. Oblig. Series 2019B, 5% 2/1/2035	175,000	183,505
Philadelphia PA Gen. Oblig. Series 2019B, 5% 2/1/2036	720,000	751,570
Philadelphia PA Gen. Oblig. Series 2019B, 5% 2/1/2037	685,000	712,077
Philadelphia PA Gen. Oblig. Series 2019B, 5% 2/1/2038	540,000	558,124
Philadelphia PA Sch Dist 4% 9/1/2035	1,135,000	1,123,496
Philadelphia PA Sch Dist 4% 9/1/2036	110,000	107,073
Philadelphia PA Sch Dist 5% 9/1/2025	1,070,000	1,073,671
Philadelphia PA Sch Dist 5% 9/1/2026	130,000	133,090
Philadelphia PA Sch Dist 5% 9/1/2026	90,000	92,206
Philadelphia PA Sch Dist 5% 9/1/2026	70,000	71,716
Philadelphia PA Sch Dist 5% 9/1/2027	1,180,000	1,203,041
Philadelphia PA Sch Dist 5% 9/1/2028	1,700,000	1,730,272
Philadelphia PA Sch Dist 5% 9/1/2028	985,000	998,204
Philadelphia PA Sch Dist 5% 9/1/2029	1,300,000	1,318,061
Philadelphia PA Sch Dist 5% 9/1/2030	1,050,000	1,115,855
Philadelphia PA Sch Dist 5% 9/1/2031	830,000	881,006
Philadelphia PA Sch Dist 5% 9/1/2032	65,000	68,752
Philadelphia PA Sch Dist 5% 9/1/2033	385,000	405,607
Philadelphia PA Sch Dist 5% 9/1/2033 (Assured Guaranty Municipal Corp Insured)	115,000	121,713
Philadelphia PA Sch Dist 5% 9/1/2034	80,000	82,937
Philadelphia PA Sch Dist 5% 9/1/2034 (Assured Guaranty Municipal Corp Insured)	480,000	505,531
Philadelphia PA Sch Dist 5% 9/1/2035	55,000	56,810
Philadelphia PA Sch Dist 5% 9/1/2036	230,000	237,188
Philadelphia PA Sch Dist 5% 9/1/2037	135,000	138,586
Philadelphia PA Sch Dist 5% 9/1/2038	210,000	214,671
Philadelphia PA Sch Dist Series 2019 A, 5% 9/1/2044	95,000	94,589
Philadelphia PA Sch Dist Series 2023 A, 5.5% 9/1/2048	2,755,000	2,875,350
Philadelphia PA Sch Dist Series A, 5% 9/1/2030	650,000	652,468
Philadelphia PA Sch Dist Series A, 5% 9/1/2035	290,000	290,877
Philadelphia PA Sch Dist Series B, 5% 9/1/2043	635,000	641,321
Philadelphia PA Sch Dist Series F, 5% 9/1/2030	825,000	839,893
Philadelphia PA Sch Dist Series F, 5% 9/1/2038	50,000	50,730
State Pub Sch Bldg Auth PA Lease Rev (Philadelphia PA Sch Dist Proj.) Series 2015A, 5% 6/1/2026	195,000	195,248
State Pub Sch Bldg Auth PA Lease Rev (Philadelphia PA Sch Dist Proj.) Series 2016 A, 5% 6/1/2031	845,000	856,192
State Pub Sch Bldg Auth PA Lease Rev (Philadelphia PA Sch Dist Proj.) Series 2016 A, 5% 6/1/2032 (Assured Guaranty Municipal Corp Insured)	1,530,000	1,548,046
State Pub Sch Bldg Auth PA Lease Rev (Philadelphia PA Sch Dist Proj.) Series 2016 A, 5% 6/1/2033	2,530,000	2,556,180
State Pub Sch Bldg Auth PA Sch Rev (Harrisburg PA Sch Dist Proj.) Series 2016 A, 5% 12/1/2029	270,000	274,478
Trinity Area Sch Dist PA 4% 11/1/2051	320,000	277,733
Upper Darby PA Sch Dis Series 2021 A, 4% 4/1/2046	125,000	112,847
		41,120,576
Health Care - 0.9%
Alleg Cnty PA Dev Auth (Allegheny Health System Proj.) Series 2018A, 4% 4/1/2044	1,405,000	1,216,098
Alleg Cnty PA Dev Auth (Allegheny Health System Proj.) Series 2018A, 5% 4/1/2047	1,430,000	1,394,130
Alleg Cnty PA Dev Auth (UPMC Proj.) Series 2019 A, 4% 7/15/2036	140,000	135,548
Alleg Cnty PA Dev Auth (UPMC Proj.) Series 2019 A, 4% 7/15/2037	1,085,000	1,036,548
Alleg Cnty PA Dev Auth (UPMC Proj.) Series 2019 A, 4% 7/15/2039	1,325,000	1,227,598
Alleg Cnty PA Dev Auth Series 2018A, 4% 4/1/2044	3,065,000	2,714,051
Alleg Cnty PA Dev Auth Series 2021 B, 5% 10/15/2028	430,000	452,316
Berks Cnty PA Mun Auth Rev 0% 6/30/2044 (k)	6,079,000	4,361,840
Berks Cnty PA Mun Auth Rev 5% 6/30/2039	6,163,000	5,702,072
Berks Cnty PA Mun Auth Rev Series 2024 A 1, 8% 6/30/2034	787,000	791,164
Berks Cnty PA Mun Auth Rev Series 2024 A 2, 6% 6/30/2034	528,000	555,196
Bucks Cnty PA Ida Hosp Rev (Grand View Hospital, PA Proj.) Series 2021, 4% 7/1/2051	300,000	232,178
Bucks Cnty PA Ida Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2019, 4% 8/15/2044	190,000	164,569
Bucks Cnty PA Ida Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2019, 4% 8/15/2050	955,000	790,910
Butler Cnty PA Hosp Auth Rev (Butler Memorial Hospital,Pa Proj.) 5% 7/1/2035	1,180,000	1,134,478
Butler Cnty PA Hosp Auth Rev (Butler Memorial Hospital,Pa Proj.) 5% 7/1/2039	670,000	601,032
Chester Cnty PA Hlth & Ed Facs Auth Rev Series 2019, 5% 12/1/2051	195,000	147,716
Cumberland Cnty PA Mun Auth Rv (Penn State Hlth System Proj.) Series 2019, 4% 11/1/2035	240,000	235,703
Cumberland Cnty PA Mun Auth Rv Series 2019, 4% 11/1/2037	480,000	458,200
Cumberland Cnty PA Mun Auth Rv Series 2019, 4% 11/1/2049	910,000	732,774
Cumberland Cnty PA Mun Auth Rv Series 2021 A, 4.5% 1/1/2036 (h)	555,000	520,371
Cumberland Cnty PA Mun Auth Rv Series 2021 A, 4.5% 1/1/2040 (h)	1,945,000	1,713,445
Cumberland Cnty PA Mun Auth Rv Series 2021 A, 4.5% 1/1/2041 (h)	590,000	512,065
Dauphin Cnty PA Gen Auth Hlth Sys Rev (UPMC Proj.) Series 2016 A, 5% 6/1/2028	130,000	132,005
Dauphin Cnty PA Gen Auth Hlth Sys Rev (UPMC Proj.) Series 2016 A, 5% 6/1/2029	215,000	218,080
Doylestown PA Hosp Auth Hosp 4% 7/1/2045	110,000	94,393
Doylestown PA Hosp Auth Hosp 5% 7/1/2049	1,770,000	1,743,565
Doylestown PA Hosp Auth Hosp Series 2024, 5.375% 7/1/2039 (h)	1,490,000	1,573,160
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 4% 7/15/2033	305,000	286,532
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 4% 7/15/2035	315,000	288,061
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 4% 7/15/2037	605,000	537,906
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2025	50,000	50,063
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2026	150,000	152,141
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2027	260,000	261,475
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2028	190,000	190,126
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2029	200,000	199,825
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2030	270,000	269,223
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2031	185,000	183,415
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2032	190,000	186,148
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2034	210,000	202,027
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2036	610,000	578,496
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2038	730,000	680,873
Franklin Cnty PA Indl Dev Auth Rev (Menno Haven Inc Proj.) Series 2018, 5% 12/1/2038	295,000	277,493
Franklin Cnty PA Indl Dev Auth Rev (Menno Haven Inc Proj.) Series 2018, 5% 12/1/2043	170,000	151,054
Franklin Cnty PA Indl Dev Auth Rev (Menno Haven Inc Proj.) Series 2018, 5% 12/1/2048	185,000	158,286
Franklin Cnty PA Indl Dev Auth Rev (Menno Haven Inc Proj.) Series 2018, 5% 12/1/2053	195,000	161,514
Lancaster Cnty PA Hosp Aut Rev (Penn State Hlth System Proj.) Series 2021, 5% 11/1/2046	3,615,000	3,599,848
Lancaster Cnty PA Hosp Aut Rev (Penn State Hlth System Proj.) Series 2021, 5% 11/1/2051	50,000	48,545
Lancaster Cnty PA Hosp Aut Rev Series 2015, 5.25% 7/1/2035	35,000	34,997
Lancaster Cnty PA Hosp Aut Rev Series 2015, 5.5% 7/1/2045	140,000	131,754
Lancaster Municipal Authority (Garden Spot Village Proj.) Series 2024B, 5% 5/1/2059	255,000	240,618
Lehigh Cnty PA Gen Purp Auth Hosp Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019 A, 4% 7/1/2037	110,000	106,162
Lehigh Cnty PA Gen Purp Auth Hosp Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019 A, 4% 7/1/2049	4,195,000	3,390,788
Lehigh Cnty PA Gen Purp Auth Hosp Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019 A, 5% 7/1/2026	120,000	122,240
Lehigh Cnty PA Gen Purp Auth Hosp Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019 A, 5% 7/1/2027	130,000	134,500
Lehigh Cnty PA Gen Purp Auth Hosp Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019 A, 5% 7/1/2028	135,000	141,510
Monroe Cnty PA Hosp Auth Rev (Thomas Jefferson Univ-Abiington Proj.) 5% 7/1/2026	120,000	121,907
Monroe Cnty PA Hosp Auth Rev (Thomas Jefferson Univ-Abiington Proj.) 5% 7/1/2027	120,000	122,133
Monroe Cnty PA Hosp Auth Rev (Thomas Jefferson Univ-Abiington Proj.) 5% 7/1/2028	120,000	122,000
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2028	185,000	181,589
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2029	325,000	316,666
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2030	245,000	236,841
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2032	10,000	9,484
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2036	1,255,000	1,139,092
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2040	795,000	677,237
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp&Med Ctr, PA Proj.) 5% 10/1/2025	125,000	124,996
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp&Med Ctr, PA Proj.) 5% 10/1/2027	60,000	59,996
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp&Med Ctr, PA Proj.) 5% 10/1/2031	555,000	531,984
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 A, 4% 9/1/2049	490,000	407,702
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 A, 5% 9/1/2032	560,000	581,506
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 A, 5% 9/1/2033	425,000	439,822
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 A, 5% 9/1/2034	810,000	834,793
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 A, 5% 9/1/2037	740,000	754,965
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2018 A, 5% 9/1/2043	710,000	711,065
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 4% 9/1/2038	110,000	103,814
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 4% 9/1/2039	70,000	65,412
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 4% 9/1/2044	725,000	636,588
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 4% 9/1/2049	650,000	538,489
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 4% 9/1/2051	805,000	660,742
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2019, 5% 9/1/2031	145,000	153,526
Montgomery Cnty PA Higher Ed & Health Auth Rev (Thomas Jefferson Univ-Abiington Proj.) Series 2022 B, 3.125% 5/1/2053	650,000	466,853
Montgomery Cnty PA Higher Ed & Health Auth Rev 4% 9/1/2049	1,200,000	1,033,569
Montgomery Cnty PA Higher Ed & Health Auth Rev Series 2017, 4% 12/1/2048	415,000	329,171
Montgomery Cnty PA Ida Rev Series 2015, 5% 1/1/2030	210,000	209,985
Montgomery Cnty PA Ida Rev Series 2015, 5.25% 1/1/2040	490,000	462,599
Montgomery Cnty PA Ida Rev Series 2015, 5.375% 1/1/2050	3,045,000	2,664,660
Montgomery Cnty PA Ida Rev Series 2020C, 5% 11/15/2045	650,000	634,597
Moon Industrial Development Authority (Baptist Homes Society Proj.) Series 2015, 6.125% 7/1/2050	580,000	478,492
Northampton Cnty PA Gen Purp Auth Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2016 A, 5% 8/15/2036	90,000	90,395
Northampton Cnty PA Gen Purp Auth Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2018A, 4% 8/15/2048	1,950,000	1,623,494
Northampton Cnty PA Gen Purp Auth Hosp Rev Series 2024A 1, 5.25% 8/15/2053 (Assured Guaranty Ltd Insured)	3,440,000	3,517,441
Pennslyvania Dev Fing Auth Rev (Presbyterian Homes, PA Proj.) Series 2023B 1, 5.25% 7/1/2049	970,000	963,878
Pennslyvania Dev Fing Auth Rev (Presbyterian Homes, PA Proj.) Series 2023B 2, 5% 7/1/2038	735,000	751,944
Pennslyvania Dev Fing Auth Rev (Presbyterian Homes, PA Proj.) Series 2023B 2, 5% 7/1/2042	440,000	441,583
Pennslyvania Dev Fing Auth Rev (Presbyterian Homes, PA Proj.) Series 2023B 2, 5.25% 7/1/2046	1,435,000	1,440,647
Pennsylvania Econ Dev Fing Auth UPMC Rev (UPMC Proj.) Series 2020 A, 4% 4/15/2039	1,500,000	1,394,964
Pennsylvania Econ Dev Fing Auth UPMC Rev (UPMC Proj.) Series 2022 A, 4% 2/15/2042	1,000,000	892,296
Pennsylvania Econ Dev Fing Auth UPMC Rev (UPMC Proj.) Series 2023 A 2, 4% 5/15/2048	2,000,000	1,680,074
Pennsylvania Econ Dev Fing Auth UPMC Rev (UPMC Proj.) Series 2023 A 2, 4% 5/15/2053	1,960,000	1,590,334
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson Univ-Abiington Proj.) 5% 11/1/2051 (Assured Guaranty Ltd Insured)	2,000,000	2,000,236
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson Univ-Abiington Proj.) 5.25% 11/1/2048 (Assured Guaranty Ltd Insured)	1,000,000	1,025,186
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson Univ-Abiington Proj.) Series 2024D2, 2.9% 11/1/2061, LOC PNC Bank NA VRDN (c)	3,550,000	3,550,001
Pennsylvania St Higher Edl Rev (Univ of Penn Health Systems Proj.) Series 2017 A, 4% 8/15/2042	1,260,000	1,156,403
Philadelphia PA Auth For Indl Dev Hosp Rev (Childrens Hosp Of Phil, Pa Proj.) Series 2024B1, 2.95% 7/1/2054 (Liquidity Facility JPMorgan Chase Bank NA) VRDN (c)	5,400,000	5,400,000
Philadelphia PA Auth For Indl Dev Revs (Thomas Jefferson Univ-Abiington Proj.) Series 2017 A, 5% 9/1/2042	2,305,000	2,242,644
Philadelphia PA Auth For Indl Dev Sr Living Rev Series A, 5% 7/1/2037	615,000	604,788
Philadelphia PA Auth For Indl Dev Sr Living Rev Series A, 5% 7/1/2042	710,000	660,669
Philadelphia PA Auth For Indl Dev Sr Living Rev Series A, 5% 7/1/2049	355,000	309,807
Philadelphia PA Hosps & Higher Ed Facs Auth Hosp Rev (Temple Univ Hospital, PA Proj.) Series 2017, 5% 7/1/2028	705,000	717,833
Philadelphia PA Hosps & Higher Ed Facs Auth Hosp Rev (Temple Univ Hospital, PA Proj.) Series 2017, 5% 7/1/2030	140,000	141,839
Pocono Mtns PA Indl Pk Auth Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2015A, 5% 8/15/2040	100,000	99,253
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 4% 6/1/2044	435,000	378,048
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 4% 6/1/2049	2,170,000	1,803,088
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 5% 6/1/2049	1,205,000	1,205,561
Union Cnty PA Hosp Auth Hosp Rev (Wellspan Health Group Proj.) 5% 8/1/2033	55,000	55,822
Union Cnty PA Hosp Auth Hosp Rev (Wellspan Health Group Proj.) 5% 8/1/2038	180,000	182,747
Union Cnty PA Hosp Auth Hosp Rev (Wellspan Health Group Proj.) 5% 8/1/2043	680,000	681,605
West Shore Area Authority Series 2015A, 5% 7/1/2030	95,000	95,007
West Shore Area Authority Series 2015A, 5% 7/1/2035	90,000	89,029
		95,955,716
Housing - 0.2%
Pennsylvania Hsg Fin Agy Single Family Mtg (PA Single Family Mortgage Proj.) Series 2016 121, 2.8% 10/1/2031	1,205,000	1,131,729
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) 3% 10/1/2052	925,000	897,693
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) 5% 4/1/2027 (i)	945,000	967,768
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2020 132A, 3.5% 4/1/2051	110,000	109,589
Pennsylvania Hsg Fin Agy Single Family Mtg Rev 5% 10/1/2030 (i)	295,000	307,950
Pennsylvania Hsg Fin Agy Single Family Mtg Rev 5% 4/1/2030 (i)	515,000	537,448
Pennsylvania Hsg Fin Agy Single Family Mtg Rev 5.75% 10/1/2053	11,640,000	12,287,426
Pennsylvania Hsg Fin Agy Single Family Mtg Rev Series 2021 135 A, 3% 10/1/2051	775,000	764,837
Pennsylvania Hsg Fin Agy Single Family Mtg Rev Series 2024 144A, 6% 10/1/2054	1,625,000	1,744,831
Philadelphia PA Auth Indl Mrf Series 2017 CLASS I, 5% 12/1/2037	410,000	421,368
Philadelphia PA Auth Indl Mrf Series 2017 CLASS I, 5% 12/1/2058 (Pre-refunded to 12/1/2026 at 100)	1,770,000	1,818,625
Philadelphia PA Auth Indl Mrf Series CLASS III, 5.5% 12/1/2058 (Pre-refunded to 12/1/2026 at 100) (h)	105,000	108,647
		21,097,911
Industrial Development - 0.0%
Allentown Neighborhood Improvement Zone Development Authority 6% 5/1/2042 (h)	250,000	255,546
Beaver Cnty PA Economic Dev Auth Rev Gen. Oblig. Series 2020, 4% 11/15/2035	485,000	479,334
Beaver Cnty PA Economic Dev Auth Rev Gen. Oblig. Series 2020, 4% 11/15/2036	180,000	174,891
Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Series 2023 A, 4.1% tender 4/1/2053 (c)	1,475,000	1,492,986
		2,402,757
Other - 0.3%
Adams County General Authority Series 2024A, 5% 6/1/2059	550,000	498,357
Allentown Commercial and Industrial Development Authority 5% 7/1/2059 (h)	355,000	318,271
Cumberland Cnty PA Mun Auth Rv 4% 1/1/2033	115,000	109,163
Cumberland Cnty PA Mun Auth Rv 5% 1/1/2038	835,000	824,500
Erie PA Higher Ed Bldg Auth Rev 5% 5/1/2048	500,000	470,222
Interboro Sch Dist PA Delaware Cnty Series 2024, 5.5% 8/15/2063	200,000	207,946
Lehigh Cnty PA Gen Purp Auth Revs Series 2024, 5.25% 2/1/2049	565,000	566,514
Maxatawny Twp PA Mun Auth Rev 4.5% 1/1/2045	545,000	481,262
Maxatawny Twp PA Mun Auth Rev 5% 1/1/2039	60,000	59,104
Maxatawny Twp PA Mun Auth Rev 5% 1/1/2040	205,000	199,940
Maxatawny Twp PA Mun Auth Rev 5% 1/1/2041	150,000	145,281
Maxatawny Twp PA Mun Auth Rev 5% 1/1/2042	155,000	149,316
Montgomery Cnty PA Ida Rev 5% 11/15/2055	1,000,000	947,312
Pennsylvania Econ Dev Fing Auth Private Activity Rev 5.75% 6/30/2048 (i)	12,465,000	12,677,709
Pennsylvania Econ Dev Fing Auth Private Activity Rev 6% 6/30/2061 (i)	4,925,000	5,111,722
Pennsylvania Econ Dev Sld Wst Series 2025, 5.45% tender 1/1/2051 (c)(h)(i)	2,280,000	2,264,942
Pennsylvania Higher Educational Facilities Authority 5% 6/15/2025 (Assured Guaranty Ltd Insured) (Escrowed to Maturity)	260,000	260,138
Pennsylvania Higher Educational Facilities Authority Series 2024B 2, 5.5% 11/1/2054	1,000,000	1,029,301
Pennsylvania Hsg Fin Agy Multifamily Hsg Rev Series 2023A, 5.55% 11/1/2042	652,125	695,919
Philadelphia PA Auth For Indl Dev Revs 5% 3/15/2045 (f)(h)	297,412	175,473
Philadelphia PA Auth For Indl Dev Revs 5% 3/15/2045 (Pre-refunded to 3/15/2028 at 100) (h)	25,000	26,404
Philadelphia PA Auth For Indl Dev Univ Rev 5.5% 11/1/2060	1,915,000	1,958,929
South Western Sch Dist PA York Cnty Series 2022, 4.25% 11/15/2049	3,000,000	2,714,055
		31,891,780
Pooled Loans - 0.0%
Delaware Valley Regl Fin Auth PA Local Gov Rev 3 month U.S. LIBOR + 0.75%, 3.819% 6/1/2037 (c)(e)	1,560,000	1,450,635
Resource Recovery - 0.0%
Pennsylvania Econ Dev Sld Wst (Reworld Holding Corp Proj.) Series 2019A, 3.25% 8/1/2039 (h)(i)	580,000	458,586
Pennsylvania Econ Dev Sld Wst (Waste Management Inc Del Proj.) 4.25% tender 7/1/2041 (c)(i)	990,000	996,672
Pennsylvania Econ Dev Sld Wst (Waste Management Inc Del Proj.) Series 2009, 0.95% tender 12/1/2033 (c)	250,000	239,130
		1,694,388
Special Tax - 0.1%
Allentown Neighborhood Improvement Zone Development Authority Series 2017, 5% 5/1/2027 (h)	685,000	699,640
Allentown Neighborhood Improvement Zone Development Authority Series 2017, 5% 5/1/2032 (h)	490,000	496,045
Allentown Neighborhood Improvement Zone Development Authority Series 2017, 5% 5/1/2042 (h)	1,765,000	1,697,946
Allentown Neighborhood Improvement Zone Development Authority Series 2018, 5% 5/1/2042 (h)	1,350,000	1,300,167
Allentown Neighborhood Improvement Zone Development Authority Series 2018, 5.125% 5/1/2032 (h)	350,000	354,093
Allentown Neighborhood Improvement Zone Development Authority Series 2018, 5.375% 5/1/2042 (h)	1,660,000	1,624,110
Allentown Neighborhood Improvement Zone Development Authority Series 2022, 5% 5/1/2028	25,000	25,917
Allentown Neighborhood Improvement Zone Development Authority Series 2022, 5% 5/1/2030	25,000	26,238
Allentown Neighborhood Improvement Zone Development Authority Series 2022, 5% 5/1/2042	2,420,000	2,437,673
Allentown Neighborhood Improvement Zone Development Authority Series 2022, 5.25% 5/1/2042 (h)	1,900,000	1,867,820
Allentown Neighborhood Improvement Zone Development Authority Series 2024, 5% 5/1/2042 (h)	2,120,000	2,044,032
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2035 (j)	320,000	209,877
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2036 (j)	340,000	211,249
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2038 (j)	335,000	185,369
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2039 (j)	370,000	191,194
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2040 (j)	355,000	170,924
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2041 (j)	340,000	153,224
Pennsylvania Economic Development Fing Parking System Rev 0% 1/1/2043 (j)	310,000	123,511
Pennsylvania Economic Development Fing Parking System Rev Series 2013B 2, 0% 1/1/2042 (j)	325,000	137,575
Pennsylvania Economic Development Fing Parking System Rev Series B 2, 0% 1/1/2037 (j)	325,000	191,018
Pennsylvania Economic Development Fing Parking System Rev Series B 2, 0% 1/1/2046	745,000	260,053
Pennsylvania Economic Development Fing Parking System Rev Series B 2, 0% 1/1/2047	775,000	254,541
Pennsylvania Economic Development Fing Parking System Rev Series B 3, 0% 1/1/2049 (j)	1,555,000	313,183
Pittsburgh & Alleg Cnty Parking 5% 12/15/2035	65,000	66,357
Pittsburgh & Alleg Cnty Parking 5% 12/15/2037	30,000	30,454
Scranton PA Redev Auth Gtd Lease Rev Series A, 5% 11/15/2028	215,000	215,065
Washington Cnty PA Redev Auth Rev Series 2018, 5% 7/1/2035	15,000	14,617
		15,301,892
Transportation - 1.1%
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 4% 1/1/2056 (i)	1,000,000	810,132
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 5% 1/1/2051 (i)	6,560,000	6,369,277
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 5% 1/1/2056 (i)	3,980,000	3,844,303
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 B, 5% 1/1/2051	830,000	833,709
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 B, 5% 1/1/2056	700,000	699,512
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2023A, 5.5% 1/1/2048 (Assured Guaranty Municipal Corp Insured) (i)	5,815,000	6,025,294
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2023A, 5.5% 1/1/2053 (Assured Guaranty Municipal Corp Insured) (i)	11,325,000	11,691,708
Allegheny County Airport Authority Series 2025A, 0% 1/1/2050 (i)	2,545,000	2,656,442
Allegheny County Airport Authority Series 2025A, 0% 1/1/2055 (i)	1,730,000	1,794,573
Pennslyvania Dev Fing Auth Rev (Plenary Walsh Keystone Partners LLC Proj.) Series 2015, 4.125% 12/31/2038 (i)	355,000	323,935
Pennslyvania Dev Fing Auth Rev Series 2015, 5% 12/31/2038 (i)	4,365,000	4,284,188
Pennsylvania Econ Dev Fing Auth Private Activity Rev (PA Dot Major Bridges I Proj.) 5% 12/31/2057 (Assured Guaranty Municipal Corp Insured) (i)	4,770,000	4,589,371
Pennsylvania Econ Dev Fing Auth Private Activity Rev (PA Dot Major Bridges I Proj.) 5.25% 6/30/2053 (i)	11,600,000	11,316,078
Pennsylvania Econ Dev Fing Auth Private Activity Rev 5.75% 12/31/2062 (Assured Guaranty Ltd Insured) (i)	5,000,000	5,156,525
Pennsylvania Turnpike Commission 4% 12/1/2050	500,000	431,585
Pennsylvania Turnpike Commission 4% 12/1/2051	725,000	625,392
Pennsylvania Turnpike Commission 5% 12/1/2027	530,000	557,604
Pennsylvania Turnpike Commission 5% 12/1/2028	510,000	545,955
Pennsylvania Turnpike Commission 5% 12/1/2045	3,500,000	3,603,276
Pennsylvania Turnpike Commission 5% 12/1/2047	2,005,000	2,047,888
Pennsylvania Turnpike Commission 5.25% 12/1/2052	925,000	951,117
Pennsylvania Turnpike Commission Series 2017 B 1, 5% 6/1/2025	1,580,000	1,580,072
Pennsylvania Turnpike Commission Series 2017, 5% 12/1/2041	690,000	696,105
Pennsylvania Turnpike Commission Series 2018 A 2, 5% 12/1/2048	2,590,000	2,599,811
Pennsylvania Turnpike Commission Series 2019 A, 4% 12/1/2049 (Assured Guaranty Municipal Corp Insured)	1,775,000	1,543,943
Pennsylvania Turnpike Commission Series 2019 A, 5% 12/1/2034	1,095,000	1,164,819
Pennsylvania Turnpike Commission Series 2020 B, 5% 12/1/2045	4,015,000	4,111,647
Pennsylvania Turnpike Commission Series 2021 A, 4% 12/1/2046	320,000	286,067
Pennsylvania Turnpike Commission Series 2021 A, 4% 12/1/2050	1,420,000	1,234,996
Pennsylvania Turnpike Commission Series 2021 B, 4% 12/1/2046	950,000	849,264
Pennsylvania Turnpike Commission Series 2021 B, 5% 12/1/2046	6,355,000	6,474,930
Pennsylvania Turnpike Commission Series A 1, 5% 12/1/2040	2,000,000	2,000,000
Pennsylvania Turnpike Commission Series A 1, 5% 12/1/2042	600,000	603,962
Pennsylvania Turnpike Commission Series A 1, 5% 12/1/2047	960,000	967,016
Pennsylvania Turnpike Commission Series A 2, 5% 6/1/2025	2,035,000	2,035,093
Philadelphia PA Airport Rev 5% 7/1/2025	120,000	120,172
Philadelphia PA Airport Rev 5% 7/1/2026 (i)	365,000	371,578
Philadelphia PA Airport Rev 5% 7/1/2026	120,000	122,612
Philadelphia PA Airport Rev 5% 7/1/2027 (i)	305,000	314,379
Philadelphia PA Airport Rev 5% 7/1/2027	100,000	104,076
Philadelphia PA Airport Rev 5% 7/1/2028 (i)	365,000	374,268
Philadelphia PA Airport Rev 5% 7/1/2028	30,000	31,085
Philadelphia PA Airport Rev 5% 7/1/2029 (i)	270,000	276,412
Philadelphia PA Airport Rev 5% 7/1/2029	30,000	30,986
Philadelphia PA Airport Rev 5% 7/1/2030	30,000	30,948
Philadelphia PA Airport Rev 5% 7/1/2031	35,000	36,069
Philadelphia PA Airport Rev 5% 7/1/2032 (i)	365,000	370,724
Philadelphia PA Airport Rev 5% 7/1/2032	30,000	30,868
Philadelphia PA Airport Rev 5% 7/1/2033 (i)	900,000	912,429
Philadelphia PA Airport Rev 5% 7/1/2033	35,000	35,946
Philadelphia PA Airport Rev 5% 7/1/2034 (i)	535,000	541,390
Philadelphia PA Airport Rev 5% 7/1/2042 (i)	2,385,000	2,356,872
Philadelphia PA Airport Rev 5% 7/1/2047 (i)	1,545,000	1,519,138
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2026 (i)	4,065,000	4,138,260
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2027 (i)	12,490,000	12,874,062
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2028 (i)	1,325,000	1,382,572
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2034 (i)	2,650,000	2,765,351
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2035 (i)	1,425,000	1,474,253
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2051 (i)	2,400,000	2,359,838
Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Series 2017, 5% 1/1/2035 (i)	300,000	299,938
		128,179,815
Water & Sewer - 0.1%
Bucks Cnty PA Wtr & Swr Auth Swr Sys Rev 5.25% 12/1/2047 (Assured Guaranty Ltd Insured)	465,000	487,697
Capital Region Wtr PA Wtr Rev 5% 7/15/2026	55,000	56,120
Capital Region Wtr PA Wtr Rev 5% 7/15/2027	120,000	124,971
Capital Region Wtr PA Wtr Rev 5% 7/15/2029	190,000	200,322
Capital Region Wtr PA Wtr Rev 5% 7/15/2032	120,000	125,704
Capital Region Wtr PA Wtr Rev 5% 7/15/2038	55,000	56,527
Lehigh County Authority Series 2013B, 0% 12/1/2036 (j)	2,580,000	1,577,915
Philadelphia PA Wtr & Wastewtr Series 2018 A, 5% 10/1/2043	1,205,000	1,222,774
Philadelphia PA Wtr & Wastewtr Series 2020A, 5% 11/1/2045	1,000,000	1,020,322
Philadelphia PA Wtr & Wastewtr Series 2022C, 5.5% 6/1/2047	2,985,000	3,140,702
Pittsburgh PA Wtr & Swr Auth Series 2019 A, 5% 9/1/2038 (Assured Guaranty Municipal Corp Insured)	480,000	498,366
Pittsburgh PA Wtr & Swr Auth Series 2019 A, 5% 9/1/2044 (Assured Guaranty Municipal Corp Insured)	30,000	30,590
Pittsburgh PA Wtr & Swr Auth Series 2019 B, 5% 9/1/2032 (Assured Guaranty Municipal Corp Insured)	110,000	122,855
Pittsburgh PA Wtr & Swr Auth Series 2023 A, 4.25% 9/1/2053 (Assured Guaranty Ltd Insured)	740,000	652,600
		9,317,465
TOTAL PENNSYLVANIA		378,935,514
Puerto Rico - 2.4%
Education - 0.0%
Puerto Rico Indl Tourist Edl Med & Envir Fing Auth (University of Puerto Rico Rev Proj.) 5% 7/1/2033 (National Public Finance Guarantee Corporation Insured)	480,000	476,838
University of Puerto Rico Rev Series P, 5% 6/1/2025	70,000	70,003
		546,841
Electric Utilities - 0.2%
Puerto Rico Elec Pwr Auth Pwr 4.25% 7/1/2027 (Cifg Assurance North America Inc Insured)	295,000	289,622
Puerto Rico Elec Pwr Auth Pwr 4.75% 7/1/2026 (f)	60,000	32,775
Puerto Rico Elec Pwr Auth Pwr 5% (f)	1,170,000	639,113
Puerto Rico Elec Pwr Auth Pwr 5% (f)	850,000	464,313
Puerto Rico Elec Pwr Auth Pwr 5% (f)	595,000	325,019
Puerto Rico Elec Pwr Auth Pwr 5% (f)	415,000	226,694
Puerto Rico Elec Pwr Auth Pwr 5% (f)	360,000	196,650
Puerto Rico Elec Pwr Auth Pwr 5% (f)	350,000	191,188
Puerto Rico Elec Pwr Auth Pwr 5% (f)	155,000	84,669
Puerto Rico Elec Pwr Auth Pwr 5% (f)	65,000	35,506
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2025 (f)	195,000	106,519
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2026 (f)	240,000	131,100
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2027 (f)	670,000	365,988
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2028 (f)	425,000	232,156
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2028 (Cifg Assurance North America Inc Insured)	90,000	89,422
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2029 (f)	2,530,000	1,382,013
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2032 (f)	1,045,000	570,831
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2037 (f)	1,320,000	721,050
Puerto Rico Elec Pwr Auth Pwr 5% 7/1/2042 (f)	1,385,000	756,556
Puerto Rico Elec Pwr Auth Pwr 5.05% 7/1/2042 (f)	60,000	32,775
Puerto Rico Elec Pwr Auth Pwr 5.25% (f)	700,000	382,375
Puerto Rico Elec Pwr Auth Pwr 5.25% (f)	475,000	259,469
Puerto Rico Elec Pwr Auth Pwr 5.25% (f)	80,000	43,700
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2025 (f)	15,000	8,193
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2026 (f)	680,000	371,450
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2026 (f)	280,000	152,950
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2027 (f)	1,230,000	671,888
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2027 (f)	205,000	111,981
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2027 (f)	55,000	30,043
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2028 (f)	545,000	297,706
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2029 (f)	705,000	385,106
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2033 (f)	1,165,000	636,381
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2035 (f)	640,000	349,600
Puerto Rico Elec Pwr Auth Pwr 5.25% 7/1/2040 (f)	1,745,000	953,206
Puerto Rico Elec Pwr Auth Pwr 5.5% (f)	130,000	71,013
Puerto Rico Elec Pwr Auth Pwr 5.5% 7/1/2038 (f)	1,250,000	682,813
Puerto Rico Elec Pwr Auth Pwr 5.75% 7/1/2036 (f)	355,000	193,919
Puerto Rico Elec Pwr Auth Pwr CME Term SOFR 3 month Index + 0.52%, 3.568% 7/1/2029 (Assured Guaranty Ltd Insured) (c)(e)	460,000	447,752
Puerto Rico Elec Pwr Auth Pwr Rev 4.75% 7/1/2033	155,000	149,747
Puerto Rico Elec Pwr Auth Pwr Rev 5% 7/1/2025	40,000	40,000
Puerto Rico Elec Pwr Auth Pwr Rev 5.25% 7/1/2025	55,000	54,999
Puerto Rico Elec Pwr Auth Pwr Rev 5.25% 7/1/2026	495,000	495,170
Puerto Rico Elec Pwr Auth Pwr Rev 5.25% 7/1/2029	625,000	624,134
Puerto Rico Elec Pwr Auth Pwr Rev 5.25% 7/1/2030	655,000	652,166
Puerto Rico Elec Pwr Auth Pwr Rev 5.25% 7/1/2034	95,000	92,296
Puerto Rico Elec Pwr Auth Pwr Rev Series 2007, 5% (f)	10,000	4,850
Puerto Rico Elec Pwr Auth Pwr Rev Series 2010, 3.3% (f)	5,000	2,425
Puerto Rico Elec Pwr Auth Pwr Rev Series 2010, 3.625% (f)	105,000	50,925
Puerto Rico Elec Pwr Auth Pwr Rev Series 2010, 5% (f)	855,000	414,675
Puerto Rico Elec Pwr Auth Pwr Rev Series 2010, 5% (f)	10,000	4,850
Puerto Rico Elec Pwr Auth Pwr Rev Series 2010, 5.25% (f)	195,000	94,575
Puerto Rico Elec Pwr Auth Pwr Rev Series 2013A, 5% 7/1/2029 (f)	1,155,000	560,175
Puerto Rico Elec Pwr Auth Pwr Rev Series 2013A, 5% 7/1/2042 (f)	2,520,000	1,222,200
Puerto Rico Elec Pwr Auth Pwr Rev Series 2013A, 5.05% 7/1/2042 (f)	470,000	227,950
Puerto Rico Elec Pwr Auth Pwr Rev Series CCC, 4.625% 7/1/2025 (f)	5,000	2,425
Puerto Rico Elec Pwr Auth Pwr Rev Series CCC, 5% (f)	240,000	116,400
Puerto Rico Elec Pwr Auth Pwr Rev Series CCC, 5% 7/1/2028 (f)	150,000	72,750
Puerto Rico Elec Pwr Auth Pwr Rev Series TT, 5% (f)	30,000	14,550
Puerto Rico Elec Pwr Auth Pwr Rev Series TT, 5% 7/1/2037 (f)	945,000	458,325
Puerto Rico Elec Pwr Auth Pwr Rev Series XX, 5.25% 7/1/2040 (f)	3,385,000	1,641,725
Puerto Rico Elec Pwr Auth Pwr Series 2013A, 6.75% 7/1/2036 (f)	2,305,000	1,259,106
Puerto Rico Elec Pwr Auth Pwr Series 2013A, 7% 7/1/2043 (f)	250,000	136,563
Puerto Rico Elec Pwr Auth Pwr Series BBB, 5.4% 7/1/2028 (f)	250,000	136,563
Puerto Rico Elec Pwr Auth Pwr Series CCC, 5% (f)	115,000	62,819
Puerto Rico Elec Pwr Auth Pwr Series CCC, 5% 7/1/2027 (f)	50,000	27,312
Puerto Rico Elec Pwr Auth Pwr Series EEE, 5.95% 7/1/2030 (f)	950,000	518,938
Puerto Rico Elec Pwr Auth Pwr Series EEE, 6.05% 7/1/2032 (f)	300,000	163,875
Puerto Rico Elec Pwr Auth Pwr Series EEE, 6.25% 7/1/2040 (f)	250,000	136,563
Puerto Rico Elec Pwr Auth Pwr Series SS, 4.375% 7/1/2030	95,000	92,165
Puerto Rico Elec Pwr Auth Pwr Series TT, 5% 7/1/2026	5,000	4,999
Puerto Rico Elec Pwr Auth Pwr Series ZZ, 3.7% (f)	35,000	19,118
Puerto Rico Elec Pwr Auth Pwr Series ZZ, 4.75% 7/1/2027 (f)	50,000	27,312
Puerto Rico Elec Pwr Auth Pwr Series ZZ, 5% 7/1/2028 (f)	50,000	27,312
		22,533,461
General Obligations - 0.6%
Puerto Rico Comwlth 0% 11/1/2051 (c)	13,661,939	7,035,899
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 0% 7/1/2033 (j)	10,530,725	7,125,157
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2033	10,485,896	10,080,413
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2035	7,364,757	6,950,349
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2037	10,479,211	9,675,462
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2041	3,603,018	3,085,785
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2046	5,766,858	4,736,856
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 5.375% 7/1/2025	3,231,539	3,233,796
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 5.625% 7/1/2027	5,072,148	5,205,258
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 5.625% 7/1/2029	6,265,770	6,565,023
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 5.75% 7/1/2031	5,593,928	5,985,377
		69,679,375
Other - 0.1%
Puerto Rico Comwlth Gen. Oblig. 0% 11/1/2043 (c)	20,799,020	12,479,412
Puerto Rico Elec Pwr Auth Pwr 6.125% 7/1/2040 (f)	1,600,000	874,000
		13,353,412
Special Tax - 0.9%
Gdb Debt Recovery Auth of Comwlth Puerto Rico 7.5% 8/20/2040	8,315,292	7,983,879
Puerto Rico Comwlth 0% 11/1/2051	10,104,744	6,189,156
Puerto Rico Comwlth 0% 11/1/2051	1,806,655	819,770
Puerto Rico Comwlth 0% 11/1/2051 (c)	1,250,000	342,187
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 0% 7/1/2027 (j)	3,033,000	2,789,855
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 0% 7/1/2033 (j)	7,395,000	5,229,001
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 0% 7/1/2046 (j)	37,410,000	11,936,192
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 0% 7/1/2051 (j)	41,325,000	9,695,477
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 4.5% 7/1/2034	84,000	83,360
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 4.55% 7/1/2040	2,828,000	2,694,807
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 4.75% 7/1/2053	33,260,000	30,409,718
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 5% 7/1/2058	21,201,000	19,885,427
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 2, 4.329% 7/1/2040	6,372,000	5,943,201
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 2, 4.329% 7/1/2040	1,621,000	1,510,284
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 2, 4.536% 7/1/2053	448,000	387,582
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 2, 4.784% 7/1/2058	9,894,000	8,854,819
		114,754,715
Tobacco Bonds - 0.0%
Children's Trust Fund Tobacco Settlement 0% 5/15/2050 (j)	2,100,000	381,811
Children's Trust Fund Tobacco Settlement 0% 5/15/2057 (j)	2,100,000	118,225
Children's Trust Fund Tobacco Settlement 5.625% 5/15/2043	1,330,000	1,345,294
		1,845,330
Water & Sewer - 0.6%
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2020A, 5% 7/1/2035 (h)	5,880,000	5,977,726
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2020A, 5% 7/1/2047 (h)	18,590,000	17,614,877
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 A, 4% 7/1/2042 (h)	1,705,000	1,459,511
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 A, 5% 7/1/2033 (h)	760,000	777,611
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 4% 7/1/2042 (h)	5,250,000	4,494,096
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 4% 7/1/2047 (h)	3,885,000	3,149,551
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 5% 7/1/2029 (h)	1,560,000	1,601,849
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 5% 7/1/2033 (h)	935,000	956,666
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 5% 7/1/2037 (h)	7,465,000	7,547,729
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021C, 3.5% 7/1/2026 (h)	425,000	408,527
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 4% 7/1/2042 (h)	10,820,000	9,262,117
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 4% 7/1/2047 (h)	780,000	632,342
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 5% 7/1/2025 (h)	285,000	285,248
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 5% 7/1/2028 (h)	775,000	792,587
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 5% 7/1/2029 (h)	540,000	554,486
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 5% 7/1/2033 (h)	4,360,000	4,467,358
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 5% 7/1/2037 (h)	9,555,000	9,675,625
		69,657,906
TOTAL PUERTO RICO		292,371,040
Rhode Island - 0.2%
Education - 0.2%
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2040	1,000,000	1,033,779
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2045	2,870,000	2,879,325
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2048	3,295,000	3,254,553
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Providence College Proj.) Series 2021 B, 4% 11/1/2037	140,000	137,505
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Providence College Proj.) Series 2021 B, 4% 11/1/2038	145,000	140,153
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Providence College Proj.) Series 2021 B, 4% 11/1/2039	180,000	169,814
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Providence College Proj.) Series 2021 B, 4% 11/1/2040	190,000	177,746
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev Series 2009B, 5.25% 9/15/2029	285,000	285,569
Rhode Island St Student Ln 3.5% 12/1/2034 (i)	420,000	394,684
Rhode Island St Student Ln 4.125% 12/1/2041 (i)	1,045,000	965,058
Rhode Island St Student Ln 5% 12/1/2028 (i)	1,200,000	1,244,182
Rhode Island St Student Ln Series 2020 A, 3.625% 12/1/2037 (i)	885,000	831,224
Rhode Island St Student Ln Series 2021 A, 2.25% 12/1/2039 (i)	355,000	307,096
Rhode Island St Student Ln Series 2021 A, 5% 12/1/2028 (i)	185,000	191,811
Rhode Island St Student Ln Series 2021 A, 5% 12/1/2029 (i)	145,000	150,451
Rhode Island St Student Ln Series 2021 A, 5% 12/1/2030 (i)	135,000	140,370
Rhode Island St Student Ln Series 2023 A, 4.125% 12/1/2042 (i)	1,610,000	1,479,205
Rhode Island St Student Ln Series 2023 A, 5% 12/1/2030 (i)	2,355,000	2,448,685
Rhode Island St Student Ln Series 2024 A, 4.125% 12/1/2043 (i)	1,885,000	1,709,593
Rhode Island St Student Ln Series 2024B, 4.125% 12/1/2043 (i)	885,000	796,790
		18,737,593
General Obligations - 0.0%
Providence RI Pub Bldgs Auth Rev (Providence RI Proj.) 5.25% 9/15/2043	380,000	397,987
Rhode Island Health and Educational Building Corp 4.125% 5/15/2054	1,100,000	968,885
		1,366,872
Health Care - 0.0%
Rhode Island Health & Edl Bldg Corp Rev (Care New England Health System Proj.) 5% 9/1/2031	270,000	269,638
Rhode Island Health & Edl Bldg Corp Rev (Care New England Health System Proj.) 5% 9/1/2036	705,000	685,877
Rhode Island Health & Edl Bldg Corp Rev (Lifespan Corp Obligated Group Proj.) Series 2016, 5% 5/15/2034	385,000	386,846
Rhode Island Health & Edl Bldg Corp Rev (Lifespan Corp Obligated Group Proj.) Series 2016, 5% 5/15/2039	965,000	948,215
Rhode Island Health & Edl Bldg Corp Rev (Lifespan Corp Obligated Group Proj.) Series 2024, 5.25% 5/15/2054	600,000	594,117
		2,884,693
Housing - 0.0%
Rhode Island Housing & Mortgage Finance Corp (RI Homeownership Proj.) Series 72 A, 3.5% 10/1/2050	245,000	243,758
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) 3% 4/1/2049	1,145,000	1,128,904
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 70, 4% 10/1/2049	135,000	135,203
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 77 A, 4.25% 4/1/2051	2,000,000	2,018,360
Rhode Island Hsg & Mtg Fin Cp Series 80 A, 4.65% 10/1/2053	1,995,000	1,860,830
		5,387,055
Tobacco Bonds - 0.0%
Tobacco Setlement Fing Corp RI 0% 6/1/2052 (j)	3,300,000	580,421
TOTAL RHODE ISLAND		28,956,634
South Carolina - 0.7%
Education - 0.0%
South Carolina Jobs Econ Dev (Furman University Proj.) Series 2022A, 4% 4/1/2052	200,000	173,864
South Carolina Jobs-Economic Dev Auth Edl Facs Rev Series 2021 A, 4% 6/1/2036 (h)	100,000	85,089
South Carolina Student Ln Corp Rev Series 2020A, 2.641% 12/1/2026	1,705,000	1,644,150
South Carolina Student Ln Corp Rev Series 2020A, 2.771% 12/1/2027	790,000	747,365
South Carolina Student Ln Corp Rev Series 2020A, 2.923% 12/1/2028	585,000	543,947
South Carolina Student Ln Corp Rev Series 2020A, 2.993% 12/1/2029	380,000	346,406
South Carolina Student Ln Corp Rev Series 2020A, 3.043% 12/1/2030	120,000	106,970
South Carolina Student Ln Corp Rev Series 2020A, 3.593% 12/1/2039	330,000	328,119
		3,975,910
Electric Utilities - 0.3%
South Carolina St Svc Auth Rev 4% 12/1/2029	741,000	763,207
South Carolina St Svc Auth Rev 4% 12/1/2046	250,000	227,113
South Carolina St Svc Auth Rev 4% 12/1/2047	1,000,000	901,325
South Carolina St Svc Auth Rev 4% 12/1/2048	250,000	223,915
South Carolina St Svc Auth Rev 4% 12/1/2054	250,000	216,066
South Carolina St Svc Auth Rev 5% 12/1/2031	600,000	647,243
South Carolina St Svc Auth Rev 5% 12/1/2036	2,250,000	2,395,281
South Carolina St Svc Auth Rev 5% 12/1/2052 (Assured Guaranty Ltd Insured)	2,800,000	2,796,378
South Carolina St Svc Auth Rev 5.5% 12/1/2042 (Assured Guaranty Ltd Insured)	1,250,000	1,331,851
South Carolina St Svc Auth Rev Series 2015 E, 5.25% 12/1/2055	745,000	745,672
South Carolina St Svc Auth Rev Series 2016 A, 5% 12/1/2029	365,000	368,079
South Carolina St Svc Auth Rev Series 2016 A, 5% 12/1/2033	15,000	15,092
South Carolina St Svc Auth Rev Series 2016 A, 5% 12/1/2038	35,000	34,949
South Carolina St Svc Auth Rev Series 2016 C, 5% 12/1/2025	35,000	35,308
South Carolina St Svc Auth Rev Series 2016 C, 5% 12/1/2026	55,000	56,580
South Carolina St Svc Auth Rev Series 2021A, 4% 12/1/2036	2,000,000	1,953,946
South Carolina St Svc Auth Rev Series 2022 B, 4% 12/1/2055 (Build America Mutual Assurance Co Insured)	250,000	215,159
South Carolina St Svc Auth Rev Series 2024 A, 5% 12/1/2039	3,480,000	3,647,112
South Carolina St Svc Auth Rev Series 2024 A, 5.25% 12/1/2049	1,090,000	1,114,106
South Carolina St Svc Auth Rev Series 2024 A, 5.5% 12/1/2054	1,505,000	1,568,028
South Carolina St Svc Auth Rev Series 2024B, 4.125% 12/1/2044	375,000	339,626
South Carolina St Svc Auth Rev Series 2024B, 5% 12/1/2042 (Assured Guaranty Ltd Insured)	2,600,000	2,676,730
South Carolina St Svc Auth Rev Series 2024B, 5% 12/1/2046	555,000	556,248
South Carolina St Svc Auth Rev Series 2024B, 5.25% 12/1/2054	4,645,000	4,713,648
South Carolina St Svc Auth Rev Series B, 5% 12/1/2031	135,000	136,265
South Carolina St Svc Auth Rev Series B, 5% 12/1/2035	205,000	205,490
South Carolina St Svc Auth Rev Series B, 5% 12/1/2036	305,000	305,586
		28,190,003
General Obligations - 0.1%
Patriots Energy Group Financing Agency Series 2023 A 1, 5.25% tender 10/1/2054 (Sumitomo Mitsui Banking Corp/New York Guaranteed) (c)	1,005,000	1,057,934
Patriots Energy Group Financing Agency Series 2023 SUB B 1, 5.25% tender 2/1/2054 (Royal Bank of Canada Guaranteed) (c)	4,725,000	5,004,262
Patriots Energy Group Financing Agency Series SUB 2023 B 3, U.S. SOFR Index + 0%, 4.788% 2/1/2054 (c)(e)	1,500,000	1,546,217
		7,608,413
Health Care - 0.1%
Ctsc Jobs-Eco Dev Aut (Beaufort Mem Hosp Proj.) Series 2024, 5.5% 11/15/2044	155,000	154,824
Lexington Cnty SC Health Svcs (Lexington Medical Center, SC Proj.) Series 2017, 5% 11/1/2028	135,000	140,618
South Carolina Jobs Econ Dev Series 2017, 5.25% 11/15/2047	350,000	330,739
South Carolina Jobs Eda Hosp (Mercy Health/OH Proj.) Series 2020A, 4% 12/1/2044	1,310,000	1,163,929
South Carolina Jobs-Economic Dev Auth Health Care Facs Rev (Novant Health Inc Proj.) Series 2024 A, 5.5% 11/1/2054	810,000	835,022
South Carolina Jobs-Economic Dev Auth Health Care Facs Rev Series 2024 A, 4% 11/1/2042	1,675,000	1,554,238
South Carolina Jobs-Economic Dev Auth Hosp Rev (Anmed Health Proj.) Series 2023, 5.25% 2/1/2053	750,000	770,221
South Carolina Jobs-Economic Dev Auth Hosp Rev (Prisma Health Proj.) Series 2018 A, 5% 5/1/2035	640,000	655,172
South Carolina Jobs-Economic Dev Auth Hosp Rev (St Joseph Candler Health Proj.) 5% 7/1/2032	240,000	250,562
South Carolina Jobs-Economic Dev Auth Hosp Rev (St Joseph Candler Health Proj.) 5% 7/1/2033	965,000	1,004,730
South Carolina Jobs-Economic Dev Auth Hosp Rev Series 2016, 5.25% 7/1/2047	1,795,000	1,792,746
South Carolina Jobs-Economic Dev Auth Hosp Rev Series 2018 A, 5% 5/1/2048	1,425,000	1,400,000
South Carolina Jobs-Economic Dev Auth Residential Facs Rev Series 2017, 5% 4/1/2047	555,000	508,763
South Carolina Jobs-Economic Dev Auth Residential Facs Rev Series 2017, 5% 4/1/2052	305,000	270,259
South Carolina Jobs-Economic Dev Auth Residential Facs Rev Series 2018A, 5% 4/1/2048	210,000	190,693
South Carolina Jobs-Economoc Dev Auth Retirement Cmnty Rev Series 2018 C, 5% 11/15/2047	570,000	541,464
Spartanburg Cnty SC Regl Health Svcs Hosp Rev 4% 4/15/2048	1,975,000	1,674,649
Spartanburg Cnty SC Regl Health Svcs Hosp Rev 5% 4/15/2048	985,000	956,343
Spartanburg Cnty SC Regl Health Svcs Hosp Rev Series 2020 A, 4% 4/15/2045 (Assured Guaranty Ltd Insured)	230,000	207,122
		14,402,094
Housing - 0.1%
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2019 A, 4% 1/1/2050	255,000	255,745
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022 B, 5% 1/1/2052	2,750,000	2,843,041
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022A, 5% 1/1/2029	15,000	15,917
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022A, 5% 1/1/2030	30,000	32,109
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022A, 5% 1/1/2031	30,000	32,316
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022A, 5% 7/1/2029	30,000	32,037
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022A, 5% 7/1/2030	30,000	32,277
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2022A, 5% 7/1/2031	30,000	32,456
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2023 B, 6% 1/1/2054	680,000	735,725
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2025A, 6.5% 7/1/2055	1,250,000	1,402,867
South Carolina Hsg Fin Dev Aut 6.5% 7/1/2055 (m)	1,000,000	1,122,098
		6,536,588
Industrial Development - 0.0%
South Carolina Jobs-Economic Dev Auth Environmental Impt Rev Series 2023A, 4% tender 4/1/2033 (c)(i)	750,000	751,239
Other - 0.0%
County of Horry SC Hospitality Fee & Local Accommodations Fee Revenue Series 2022, 4.5% 9/1/2052	3,500,000	3,289,811
South Carolina Jobs Econ Dev 4% tender 3/1/2062 (c)	410,000	391,626
		3,681,437
Resource Recovery - 0.0%
South Carolina Jobs-Economic Dev Auth Solid Waste Disp Rev Series 2017, 6% 2/1/2035 (f)(g)(h)(i)	890,000	80,100
South Carolina Jobs-Economic Dev Auth Solid Waste Disp Rev Series 2017, 6.25% 2/1/2045 (f)(g)(h)(i)	1,795,000	161,550
South Carolina Jobs-Economic Dev Auth Solid Waste Disp Rev Series 2019, 8% 12/6/2029 (f)(g)	280,000	224,000
		465,650
Special Tax - 0.0%
City of North Charleston SC Series 2017 A, 5% 10/1/2040	825,000	830,959
Transportation - 0.1%
Charleston Cnty SC Arpt Dist Series 2019, 5% 7/1/2043	445,000	449,313
Charleston Cnty SC Arpt Dist Series 2019, 5% 7/1/2048	790,000	784,415
Charleston Cnty SC Arpt Dist Series 2024A, 5.25% 7/1/2041 (i)	1,000,000	1,043,012
Charleston Cnty SC Arpt Dist Series 2024A, 5.25% 7/1/2042 (i)	1,400,000	1,448,592
Charleston Cnty SC Arpt Dist Series 2024A, 5.25% 7/1/2043 (i)	1,400,000	1,438,098
Charleston Cnty SC Arpt Dist Series 2024A, 5.25% 7/1/2049 (i)	3,465,000	3,515,828
Connector 2000 Association SC Toll Road Rev Series 2011A, 0% 1/1/2032 (j)	1,445,728	868,825
Connector 2000 Association SC Toll Road Rev Series 2011A, 0% 1/1/2042 (j)	6,087,835	1,736,647
Connector 2000 Association SC Toll Road Rev Series 2011A, 0% 7/22/2051 (j)	14,525,889	1,846,013
South Carolina St Ports Auth Series 2018, 5% 7/1/2037 (i)	180,000	182,775
South Carolina St Ports Auth Series 2018, 5% 7/1/2038 (i)	385,000	389,411
South Carolina St Ports Auth Series 2018, 5% 7/1/2043 (i)	965,000	965,318
South Carolina St Ports Auth Series 2018, 5% 7/1/2048 (i)	665,000	653,910
South Carolina St Ports Auth Series 2019 B, 4% 7/1/2035 (i)	725,000	710,921
South Carolina St Ports Auth Series 2019 B, 4% 7/1/2037 (i)	1,125,000	1,080,327
South Carolina St Ports Auth Series 2019 B, 4% 7/1/2039 (i)	1,115,000	1,045,613
South Carolina St Ports Auth Series 2019 B, 5% 7/1/2044 (i)	1,705,000	1,705,332
		19,864,350
TOTAL SOUTH CAROLINA		86,306,643
South Dakota - 0.1%
Health Care - 0.1%
Sioux Falls SD Health Facs Rev Series 2017, 5% 11/1/2028	200,000	198,464
Sioux Falls SD Health Facs Rev Series 2017, 5% 11/1/2030	215,000	212,263
Sioux Falls SD Health Facs Rev Series 2017, 5% 11/1/2032	195,000	190,871
Sioux Falls SD Health Facs Rev Series 2017, 5% 11/1/2042	280,000	247,350
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2026	35,000	35,705
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2028	35,000	36,399
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2029	70,000	72,668
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2030	45,000	46,590
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2031	80,000	82,718
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2035	40,000	40,920
South Dakota St Hlth & Edl Fac (Regional Health Inc Proj.) Series 2017, 5% 9/1/2040	670,000	663,613
South Dakota St Hlth & Edl Fac (Regional Health Inc Proj.) Series 2020 A, 3% 9/1/2045	1,465,000	1,097,992
South Dakota St Hlth & Edl Fac Series 2024A, 4.25% 7/1/2049	4,400,000	4,010,258
South Dakota St Hlth & Edl Fac Series 2024A, 5.25% 7/1/2054	4,250,000	4,340,971
		11,276,782
Housing - 0.0%
South Dakota Housing Development Authority Series 2022 B, 3% 11/1/2052	790,000	771,936
South Dakota Hsg Dev Aut Series 2024C, 6.25% 11/1/2055	995,000	1,099,560
South Dakota Hsg Dev Aut Series 2025 C, 6% 11/1/2056 (m)	500,000	549,540
		2,421,036
Tobacco Bonds - 0.0%
South Dakota Edl Enhc Fdg Tob Setlmt Rev Series 2021, 1.245% 6/1/2025	745,000	744,934
South Dakota Edl Enhc Fdg Tob Setlmt Rev Series 2021, 1.495% 6/1/2026	530,000	530,000
		1,274,934
Water & Sewer - 0.0%
South Dakota Conservan Dist Rv Series 2025A, 5% 8/1/2055 (m)	2,500,000	2,538,461
TOTAL SOUTH DAKOTA		17,511,213
Tennessee - 1.0%
Education - 0.1%
Knox Cnty TN Health Edl & Hsg Fac Rev (Provident Utk Properties Proj.) Series 2024 B 1, 5% 7/1/2049 (Build America Mutual Assurance Co Insured)	450,000	444,074
Knox Cnty TN Health Edl & Hsg Fac Rev (Provident Utk Properties Proj.) Series 2024 B 1, 5.125% 7/1/2054 (Build America Mutual Assurance Co Insured)	1,200,000	1,184,378
Knox Cnty TN Health Edl & Hsg Fac Rev (Provident Utk Properties Proj.) Series 2024 B 1, 5.125% 7/1/2059 (Build America Mutual Assurance Co Insured)	1,540,000	1,508,719
Knox Cnty TN Health Edl & Hsg Fac Rev (Provident Utk Properties Proj.) Series 2024 B 1, 5.25% 7/1/2064 (Build America Mutual Assurance Co Insured)	500,000	493,157
Knox Cnty TN Health Edl & Hsg Fac Rev (Provident Utk Properties Proj.) Series 2024A 1, 5% 7/1/2064	895,000	850,378
Metro Gov Nashville & Davidson Cnty Tenn Hlth & Edl Facs Brd Rev (Lipscomb University Proj.) Series 2019 A, 5.25% 10/1/2058	1,865,000	1,818,863
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University Proj.) Series 2023, 5% 5/1/2035	1,000,000	1,068,115
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University Proj.) Series 2023, 5% 5/1/2036	1,055,000	1,118,048
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University Proj.) Series 2023, 5% 5/1/2041	1,000,000	1,018,052
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University Proj.) Series 2023, 5% 5/1/2042	1,315,000	1,329,971
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University Proj.) Series 2023, 5.25% 5/1/2053	2,000,000	1,999,601
		12,833,356
Electric Utilities - 0.1%
Clarksville TN Wtr Swr and Gas Rev Series 2021 A, 4% 2/1/2051	4,000,000	3,536,708
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 A, 5% 5/15/2042	2,240,000	2,361,274
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 A, 5% 5/15/2043	1,340,000	1,405,323
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 A, 5.25% 5/15/2049	5,900,000	6,201,758
Tennergy Corp Tenn Gas Revenue 5.5% tender 10/1/2053 (c)	5,150,000	5,397,687
		18,902,750
General Obligations - 0.2%
New Memphis Arena Bldg Auth Memphis & Sheby Cnty Tenn (Memphis TN Proj.) Gen. Oblig. Series 2021, 0% 4/1/2032 (j)	120,000	88,371
New Memphis Arena Bldg Auth Memphis & Sheby Cnty Tenn (Memphis TN Proj.) Gen. Oblig. Series 2021, 0% 4/1/2033 (j)	170,000	118,873
New Memphis Arena Bldg Auth Memphis & Sheby Cnty Tenn (Memphis TN Proj.) Gen. Oblig. Series 2021, 0% 4/1/2037 (j)	150,000	82,276
New Memphis Arena Bldg Auth Memphis & Sheby Cnty Tenn (Memphis TN Proj.) Gen. Oblig. Series 2021, 0% 4/1/2038 (j)	125,000	63,667
Tennergy Corp Tenn Gas Revenue 5% tender 10/1/2054 (c)	4,260,000	4,430,432
Tennessee Energy Acquisition Corp Commodity Proj Rev Series 2021 A, 5% tender 5/1/2052 (c)	525,000	544,215
Tennessee Engy Acq Crp Gas Rev 5% tender 5/1/2053 (c)	5,000,000	5,119,316
Tennessee Engy Acq Crp Gas Rev 5.25% 9/1/2026 (Goldman Sachs Group Inc/The Guaranteed)	3,075,000	3,118,085
Tennessee Engy Acq Crp Gas Rev Series 2018, 4% tender 11/1/2049 (Goldman Sachs Group Inc/The Guaranteed) (c)	8,265,000	8,268,724
		21,833,959
Health Care - 0.1%
Chatanooga TN Health Ed & Hsg Fac Brd Rev (CommonSpirit Health Proj.) Series 2019A 1, 4% 8/1/2044	1,680,000	1,455,749
Chatanooga TN Health Ed & Hsg Fac Brd Rev (CommonSpirit Health Proj.) Series 2019A 1, 5% 8/1/2025	40,000	40,093
Chatanooga TN Health Ed & Hsg Fac Brd Rev (CommonSpirit Health Proj.) Series 2019A 2, 5% 8/1/2037	50,000	51,089
Chatanooga TN Health Ed & Hsg Fac Brd Rev (CommonSpirit Health Proj.) Series 2019A 2, 5% 8/1/2044	710,000	697,709
Greeneville TN Health & Edl Facs Brd Hosp Rev (Ballad Health Proj.) Series 2018A, 5% 7/1/2036	960,000	977,829
Jackson TN Hosp Rev (West Tennessee Healthcare Proj.) Series 2018 A, 5% 4/1/2027	40,000	40,855
Jackson TN Hosp Rev (West Tennessee Healthcare Proj.) Series 2018 A, 5% 4/1/2028	25,000	25,810
Jackson TN Hosp Rev (West Tennessee Healthcare Proj.) Series 2018 A, 5% 4/1/2041	1,375,000	1,377,727
Knox Cnty Tenn Health Edl & Hsg Fac Brd Hosp Rev Series 2016 A, 5% 1/1/2042	1,495,000	1,496,145
Knox Cnty TN Health Edl & Hsg Fac Rev (Univ Health System, TN Proj.) Series 2020 A, 5% 9/1/2030	1,230,000	1,256,867
Knox Cnty TN Health Edl & Hsg Fac Rev Series 2017 A, 5% 4/1/2030	165,000	167,420
Knox Cnty TN Health Edl & Hsg Fac Rev Series 2017 A, 5% 4/1/2036	595,000	596,531
Knox Cnty TN Health Edl & Hsg Fac Rev Series 2020 A, 5% 9/1/2040	3,525,000	3,482,454
Metro Gov Nashville & Davidson Cnty Tenn Hlth & Edl Facs Brd Rev (Vanderbilt Hospital, TN Proj.) Series 2016 A, 5% 7/1/2040	460,000	453,883
Shelby Cnty TN Health Edl & Hsg Brd Res Care Fac Series 2014, 5% 12/1/2034	70,000	67,235
Shelby Cnty TN Health Edl & Hsg Brd Res Care Fac Series 2014, 5.25% 12/1/2044	165,000	144,922
Shelby Cnty TN Health Edl & Hsg Brd Res Care Fac Series 2014, 5.25% 12/1/2049	470,000	396,122
Shelby Cnty TN Hlth Edl & Hsg Facs (Methodist Le Bonheur Health Proj.) 5% 5/1/2027	70,000	72,174
Shelby Cnty TN Hlth Edl & Hsg Facs (Methodist Le Bonheur Health Proj.) 5% 5/1/2029	70,000	71,652
		12,872,266
Housing - 0.1%
Chatanooga TN Health Ed & Hsg Fac Brd Rev Series 2015, 5% 10/1/2035	535,000	535,835
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) 3% 7/1/2051	1,465,000	1,442,788
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series 2021 3A, 3% 1/1/2052	655,000	640,820
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 1/1/2029	230,000	243,023
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 1/1/2030	465,000	495,655
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 1/1/2031	220,000	235,599
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 7/1/2028	425,000	447,409
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 7/1/2029	400,000	425,117
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 7/1/2030	470,000	501,143
Tennessee Housing Development Agency (TN Residential Finance 1/29/13 Proj.) Series ISSUE 2022 1, 5% 7/1/2031	500,000	537,536
Tennessee Housing Development Agency Series 2018 1, 4% 1/1/2043	160,000	160,096
Tennessee Housing Development Agency Series 2018 3, 4.25% 7/1/2049	210,000	210,942
Tennessee Housing Development Agency Series 2019 3, 2.6% 7/1/2039	190,000	144,049
Tennessee Housing Development Agency Series 2019 3, 2.8% 7/1/2044	230,000	165,627
Tennessee Housing Development Agency Series 2019 1, 3.75% 7/1/2039	180,000	163,273
Tennessee Housing Development Agency Series 2019 4, 2.9% 7/1/2039	440,000	356,143
Tennessee Housing Development Agency Series 2C, 4% 1/1/2045	10,000	9,997
Tennessee Hsg Dev Agy Series 2015A, 3.5% 7/1/2045	385,000	383,963
		7,099,015
Industrial Development - 0.0%
Industrial Development Board of The City of Kingsport Tennessee/The Series 2024, 5.25% tender 12/1/2054 (c)(h)(i)	1,150,000	1,143,120
Lease Revenue - 0.0%
Tennessee St Gen. Oblig. Series 2023 A, 5% 5/1/2042	1,245,000	1,318,952
Other - 0.0%
Cleveland Tenn Health & Edl Facs Brd Multifamily Hsg Rev Series 2024, 4.2% 5/1/2040	628,000	592,656
Metro Gov Nashville & Davidson Cnty TN Hlth & Edl Facs Brd Multifamily Tax Series 2022 A FN, 4.75% 2/1/2048	2,287,883	2,176,885
Rutherford Cnty TN Gen. Oblig. 1.875% 4/1/2039	750,000	516,400
Shelby County Health & Educational Facilities Board Series 2024 A 1, 5% 6/1/2044 (h)	400,000	381,622
		3,667,563
Special Tax - 0.1%
Hamilton County & Chattanooga Sports Authority Series 2024A, 6% 12/1/2055	645,000	715,107
Metropolitan Govt Nashville & Davidson Cnty Tenn Sports Auth Rev Series 2023A, 5.25% 7/1/2053 (Assured Guaranty Ltd Insured)	3,050,000	3,149,165
Metropolitan Govt Nashville & Davidson Cnty Tenn Sports Auth Rev Series 2023A, 5.25% 7/1/2056 (Assured Guaranty Ltd Insured)	3,250,000	3,329,682
Metropolitan Govt Nashville & Davidson Cnty Tenn Sports Auth Rev Series 2023B, 5.25% 7/1/2053 (Assured Guaranty Ltd Insured)	1,205,000	1,227,192
Metropolitan Govt Nashville & Davidson Cnty Tenn Sports Auth Rev Series 2023B, 5.25% 7/1/2056 (Assured Guaranty Ltd Insured)	1,395,000	1,418,447
		9,839,593
Transportation - 0.3%
Memphis-Shelby Cnty TN Arpt Auth Series 2018, 5% 7/1/2037 (i)	565,000	570,019
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2035 (i)	825,000	854,853
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2036 (i)	870,000	896,322
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2037 (i)	910,000	931,719
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2038 (i)	960,000	975,372
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2039 (i)	1,005,000	1,015,810
Memphis-Shelby Cnty TN Arpt Auth Series 2021A, 5% 7/1/2040 (i)	415,000	417,398
Metro Nashville Arpt Auth Rev 5.5% 7/1/2037 (i)	1,500,000	1,616,825
Metro Nashville Arpt Auth Rev 5.5% 7/1/2041 (i)	625,000	658,138
Metro Nashville Arpt Auth Rev 5.5% 7/1/2052 (i)	5,235,000	5,398,844
Metro Nashville Arpt Auth Rev Series 2015 B, 4% 7/1/2025 (i)	310,000	310,048
Metro Nashville Arpt Auth Rev Series 2019 B, 4% 7/1/2049 (i)	2,500,000	2,122,282
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2027 (i)	435,000	447,406
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2028 (i)	675,000	702,526
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2035 (i)	360,000	371,108
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2038 (i)	2,325,000	2,356,792
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2044 (i)	1,885,000	1,863,998
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2054 (i)	2,355,000	2,297,455
Metro Nashville Arpt Auth Rev Series 2019A, 4% 7/1/2049	1,285,000	1,129,777
		24,936,692
Water & Sewer - 0.0%
Metro Gov Nashville & Davidson Cnty Wtr & Swr Rev Series 2017 A, 5% 7/1/2042	480,000	485,308
Metro Gov Nashville & Davidson Cnty Wtr & Swr Rev Series 2017 B, 5% 7/1/2042	600,000	606,635
Metro Gov Nashville & Davidson Cnty Wtr & Swr Rev Series 2017 B, 5% 7/1/2046	950,000	955,501
		2,047,444
TOTAL TENNESSEE		116,494,710
Texas - 5.2%
Education - 0.3%
Arlington Higher Education Finance Corp (Riverwalk Ed Fndtion Inc Proj.) 5% 8/15/2047 (Permanent Sch Fund of Texas Guaranteed)	785,000	805,307
Arlington Higher Education Finance Corp 4% 8/15/2041	2,400,000	2,256,798
Arlington Higher Education Finance Corp 5% 8/15/2048	1,000,000	893,139
Arlington Higher Education Finance Corp Series 2017 A, 5% 12/1/2047	565,000	566,908
Arlington Higher Education Finance Corp Series 2021, 4.5% tender 6/15/2056 (c)(h)	200,000	198,872
Arlington Tex Higher Ed Fin Corp Ed Rev 4.25% 8/15/2047	1,730,000	1,597,860
Arlington Tex Higher Ed Fin Corp Ed Rev Series 2023, 5% 8/15/2048	2,700,000	2,754,814
Arlington Tex Higher Ed Fin Corp Ed Rev Series 2024, 4.875% 6/15/2059 (h)	1,280,000	1,135,346
Arlington Tex Higher Ed Fin Corp Ed Rev Series 2024, 5% 6/15/2064 (h)	595,000	532,281
Arlington Tex Higher Ed Fin Corp Ed Rev Series 2024A, 5% 8/15/2049	1,000,000	921,875
Board of Regents of the University of Texas System Series 2019 B, 5% 8/15/2049	1,355,000	1,444,799
Board of Regents of the University of Texas System Series 2020 A, 3.5% 8/15/2050	2,000,000	1,591,261
Board of Regents of the University of Texas System Series 2020 C, 5% 8/15/2031	2,120,000	2,351,436
Board of Regents of the University of Texas System Series 2024B, 4% 8/15/2054	4,000,000	3,427,867
Brazos Tex Higher Ed Auth Inc Student Loan Prog Rev Series 2020 1A, 2.35% 4/1/2040 (i)	10,000	9,922
Brazos Tex Higher Ed Auth Inc Student Loan Prog Rev Series 2020 1B, 3% 4/1/2040 (i)	190,000	144,575
Brazos Tex Higher Ed Auth Inc Student Loan Prog Rev Series 2021 1A, 3.414% 4/1/2040	15,000	14,916
Brazos Tex Higher Ed Auth Inc Student Loan Prog Rev Series 2023 1A, 5.125% 4/1/2043 (i)	2,655,000	2,710,468
Brazos Tex Higher Ed Auth Inc Student Loan Prog Rev Series 2024 1A, 4% 4/1/2045 (i)	1,620,000	1,401,647
Clifton Higher Education Finance Corp (IDEA Public Schools Proj.) Series 2022A, 4% 8/15/2047	250,000	212,993
Clifton Higher Education Finance Corp Series 2018D, 6.125% 8/15/2048	4,450,000	4,454,610
Clifton Higher Education Finance Corp Series 2022, 4.25% 8/15/2052	750,000	684,180
Clifton Higher Education Finance Corp Series 2024 A, 5.75% 6/15/2044 (h)	575,000	542,403
Clifton Higher Education Finance Corp Series 2024A, 4.125% 8/15/2049	200,000	179,673
Clifton Higher Education Finance Corp Series 2024A, 4.25% 8/15/2053	2,200,000	1,978,029
Danbury Tex Higher Ed Auth Inc Ed Rev Series 2019 A, 4% 8/15/2049	115,000	83,944
Houston TX Higher Ed Fin Corp Univ Rev (Houston Baptist University Proj.) 3.375% 10/1/2037	50,000	42,874
Houston TX Higher Ed Fin Corp Univ Rev (Houston Baptist University Proj.) 4% 10/1/2051	170,000	134,082
Houston TX Higher Ed Fin Corp Univ Rev (Houston Baptist University Proj.) 5.125% 10/1/2051	725,000	674,710
Houston TX Higher Ed Fin Corp Univ Rev (Houston Baptist University Proj.) 5.25% 10/1/2054	195,000	183,362
New Hope Cultural Ed Facs Fin Corp Tex Ed Rev Series 2020 A, 5% 8/15/2040 (h)	300,000	267,150
New Hope Cultural Ed Facs Fin Corp Tex Ed Rev Series 2020 A, 5% 8/15/2050 (h)	300,000	263,080
New Hope Cultural Ed Facs Fin Corp Tex Ed Rev Series 2021, 4% 8/15/2041 (h)	325,000	275,132
New Hope Cultural Ed Facs Fin Corp Tex Ed Rev Series 2021, 4% 8/15/2056 (h)	350,000	260,251
New Hope Cultural Ed Facs Fin Corp Tex Edl Fac Rev Series A 1, 5% 4/1/2046	1,325,000	1,334,272
New Hope Cultural Education Facilities Corp Series 2014A, 5% 4/1/2029	675,000	675,033
Newark Higher Ed Fin Corp Tex Rev (Abilene Christian Univ, TX Proj.) 5% 4/1/2027	90,000	91,034
Newark Higher Ed Fin Corp Tex Rev (Abilene Christian Univ, TX Proj.) 5% 4/1/2028	100,000	101,023
Newark Higher Ed Fin Corp Tex Rev (Abilene Christian Univ, TX Proj.) 5% 4/1/2029	115,000	116,114
Newark Higher Ed Fin Corp Tex Rev Series 2021 A, 4% 8/15/2031	255,000	247,251
Newark Higher Ed Fin Corp Tex Rev Series 2021 A, 4% 8/15/2041	405,000	340,918
Newark Higher Ed Fin Corp Tex Rev Series 2022, 4% 6/15/2052	370,000	318,175
Red Riv Ed Fin Corp Tex Higher Ed Rev (Houston Baptist University Proj.) 5.5% 10/1/2046	655,000	656,300
San Antonio TX Ed Facs Corp Rv (Univ of The Incarnate Word Proj.) Series 2021 A, 4% 4/1/2051	250,000	187,863
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2029	55,000	56,861
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2030	85,000	87,770
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2031	80,000	82,429
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2032	40,000	41,139
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2039	150,000	151,415
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2040	120,000	120,953
Texas St Pub Fin Auth Rev Series 2016, 5% 5/1/2028	210,000	213,184
Texas St Univ Sys Fing Rev 4% 3/15/2034	125,000	125,193
Texas St Univ Sys Fing Rev 4% 3/15/2035	110,000	109,558
Texas Technical College Sys Fing Rev 5.5% 8/1/2042 (Assured Guaranty Ltd Insured)	1,655,000	1,774,678
Texas Technical College Sys Fing Rev 5.75% 8/1/2047 (Assured Guaranty Ltd Insured)	580,000	622,878
Texas Technical College Sys Fing Rev 6% 8/1/2054 (Assured Guaranty Ltd Insured)	555,000	599,741
University Houston TX Univ Rev Series 2017 A, 5% 2/15/2036	365,000	368,274
University North Tex Univ Rev Series 2017 A, 5% 4/15/2032	255,000	262,578
University TX Perm Univ Fd Series 2016 B, 5% 7/1/2029	300,000	305,964
University TX Perm Univ Fd Series 2022A, 4% 7/1/2042	1,300,000	1,200,139
		45,187,301
Electric Utilities - 0.3%
City of Greenville TX Electric System Revenue Series 2024, 5.25% 2/15/2049 (Build America Mutual Assurance Co Insured)	2,200,000	2,270,635
Garland Tex Elec Util Sys Rev 4% 3/1/2046	100,000	87,955
Garland Tex Elec Util Sys Rev 4% 3/1/2051	125,000	105,859
Garland Tex Elec Util Sys Rev Series 2023, 4.25% 3/1/2048 (Assured Guaranty Ltd Insured)	1,655,000	1,518,969
Harris Cnty Houston Tex Sports Auth Rev Series SR LIEN 2001G, 0% 11/15/2041 (j)	1,000,000	390,998
Harris Cnty Tex Cultural Ed Facs Fin Corp Thermal Util Rev Series 2017, 5% 11/15/2031	195,000	201,213
Harris Cnty Tex Cultural Ed Facs Fin Corp Thermal Util Rev Series 2017, 5% 11/15/2033	1,940,000	1,989,923
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2026	890,000	906,050
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2027	1,060,000	1,100,263
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2028	145,000	152,988
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2018, 5% 5/15/2033	250,000	258,816
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2018, 5% 5/15/2035	120,000	123,396
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2018, 5% 5/15/2043	95,000	95,560
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2018, 5% 5/15/2048	110,000	108,913
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2020 A, 5% 5/15/2050	3,125,000	3,127,375
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) Series 2024, 5.25% 5/15/2054 (Assured Guaranty Municipal Corp Insured)	2,530,000	2,595,260
Lower Colorado River Authority Series 2015D, 5% 5/15/2028	270,000	270,315
Lower Colorado River Authority Series 2023, 5.5% 5/15/2048 (Assured Guaranty Ltd Insured)	1,000,000	1,043,153
Lower Colorado River Authority Series 2025, 5% 5/15/2050	1,000,000	1,003,377
Lower Colorado River Authority Series B, 5% 5/15/2030	250,000	250,262
Lower Colorado River Authority Series B, 5% 5/15/2031	400,000	400,396
Lubbock TX Elec Lt & Pwr Sys Rev Series 2021, 4% 4/15/2046	1,350,000	1,176,544
Matagorda Cnty TX Nav Dist No1 (AEP Texas Central Co Proj.) Series 2001A, 2.6% 11/1/2029	1,205,000	1,145,252
San Antonio TX Elec & Gas Rev 1.75% tender 2/1/2049 (c)	690,000	682,752
San Antonio TX Elec & Gas Rev 5% 2/1/2032	70,000	72,302
San Antonio TX Elec & Gas Rev 5% 2/1/2034	85,000	87,363
San Antonio TX Elec & Gas Rev 5.718% 2/1/2041	2,000,000	2,004,672
San Antonio TX Elec & Gas Rev Series 2024 B, 5% 2/1/2043	2,710,000	2,794,884
San Antonio TX Elec & Gas Rev Series 2024D, 5.25% 2/1/2054	1,710,000	1,765,525
Texas Mun Gas Acquisition & Supply Corp II Gas Supply Rev Series 2012C, 3.7% 9/15/2027 (c)	5,650,000	5,652,341
Texas Mun Pwr Agy Rv Series 2021, 2% 9/1/2037 (Assured Guaranty Ltd Insured)	1,670,000	1,224,671
Texas Mun Pwr Agy Rv Series 2021, 3% 9/1/2034 (Assured Guaranty Municipal Corp Insured)	1,000,000	914,177
		35,522,159
Escrowed/Pre-Refunded - 0.0%
Central TX Regl Mobility Auth Rev Series A, 5% 1/1/2031 (Pre-refunded to 7/1/2025 at 100)	55,000	55,086
El Paso Tex Gen. Oblig. Series 2016, 4% 8/15/2042 (Pre-refunded to 8/15/2026 at 100)	20,000	20,237
Pearland Tex Indpt Sch Dist Series 2016, 5.25% 2/15/2032 (Pre-refunded to 2/15/2026 at 100)	135,000	136,978
		212,301
General Obligations - 1.5%
Aldine TX Indpt Sch Dist Series 2024, 4% 2/15/2054	1,325,000	1,145,780
Anna Tex Indpt Sch Dist Series 2023, 4.125% 2/15/2053	205,000	181,932
Austin Tex Gen. Oblig. Series 2022, 5% 9/1/2025	5,635,000	5,661,949
Austin TX Cmnty College Dist Gen. Oblig. 5.25% 8/1/2053	4,000,000	4,140,381
Bastrop Tex Indpt Sch Dist Series 2023, 5% 2/15/2053 (Permanent Sch Fund of Texas Guaranteed)	250,000	253,996
Belton TX Isd Series 2022, 4% 2/15/2052	605,000	521,961
Bexar Cnty TX Gen. Oblig. Series 2016, 3% 6/15/2041	625,000	499,207
Bexar Cnty TX Hosp Dist Gen. Oblig. Series 2023, 5% 2/15/2041	1,400,000	1,446,418
Bexar Cnty TX Hosp Dist Gen. Oblig. Series 2023, 5% 2/15/2042	1,000,000	1,027,613
Bexar Cnty TX Hosp Dist Gen. Oblig. Series 2023, 5% 2/15/2048	1,000,000	1,012,571
Boerne TX Isd Series 2023, 3.125% tender 2/1/2053 (Permanent Sch Fund of Texas Guaranteed) (c)	2,200,000	2,191,109
Brazos Cnty Tex Gen. Oblig. Series 2020, 2.125% 9/1/2040	1,100,000	730,691
Brock TX Indpt Sch Dist Series 2023, 4% 8/15/2048	2,025,000	1,810,665
Bryan TX (Bryan Tex Proj.) Gen. Oblig. 2.125% 8/15/2034	525,000	432,830
Cedar Park TX Gen. Oblig. 1.125% 2/15/2032	1,570,000	1,245,841
Celina Tex Gen. Oblig. Series 2021, 1.75% 9/1/2035	3,340,000	2,504,440
Chambers Cnty TX Justice Ctr Pub Facs Corp Lease Rev Series 2024, 5.5% 6/1/2055	3,020,000	3,113,312
City of Waco TX Gen. Oblig. 2.375% 2/1/2038	1,000,000	770,211
City of Waco TX Gen. Oblig. Series 2020, 2.375% 2/1/2040	1,020,000	736,830
College of the Mainland Gen. Oblig. Series 2020, 4% 8/15/2044	475,000	424,832
Comal Tex Indpt Sch Dist 3% 2/15/2039 (Permanent Sch Fund of Texas Guaranteed)	1,840,000	1,582,754
Comal Tex Indpt Sch Dist Series 2022, 3% 2/1/2040	2,500,000	2,043,562
Conroe TX Isd Series 2022, 3% 2/15/2041	5,000,000	4,042,028
Crowley Independent School District Series 2023, 5.25% 2/1/2053 (Permanent Sch Fund of Texas Guaranteed)	3,505,000	3,628,038
Cypress-Fairbanks TX Isd Series 2023, 4% 2/15/2048 (Permanent Sch Fund of Texas Guaranteed)	545,000	487,959
Dallas TX Gen. Oblig. Series 2024C, 5% 2/15/2040	5,640,000	5,927,392
Dallas TX ISD 5% 2/15/2030 (Permanent Sch Fund of Texas Guaranteed)	1,205,000	1,313,724
Dallas TX ISD 5% 2/15/2030 (Permanent Sch Fund of Texas Guaranteed)	1,145,000	1,248,311
Denton Cnty TX Gen. Oblig. Series 2025, 5% 7/15/2039	1,705,000	1,842,200
Denton Cnty TX Gen. Oblig. Series 2025, 5% 7/15/2042	1,595,000	1,684,983
Denton Independent School District Series 2016, 3% 8/15/2028	1,000,000	992,593
Denton Independent School District Series 2020, 1.8% 8/15/2037	1,250,000	894,281
Denton Independent School District Series 2023, 5% 8/15/2048 (Permanent Sch Fund of Texas Guaranteed)	5,250,000	5,374,533
Denton Independent School District Series 2023, 5% 8/15/2053 (Permanent Sch Fund of Texas Guaranteed)	2,500,000	2,549,615
Denton TX Gen. Oblig. Series 2020, 2% 2/15/2037	2,215,000	1,641,563
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2025	90,000	90,150
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2026	135,000	136,386
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2027	210,000	214,014
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2028	225,000	230,861
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2029	145,000	149,340
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2030	170,000	175,786
Ector County Hospital District Gen. Oblig. Series 2020, 5% 9/15/2031	230,000	236,615
El Paso Independent School District Series 2020, 5% 8/15/2025 (Permanent Sch Fund of Texas Guaranteed)	530,000	532,021
El Paso Independent School District Series 2020, 5% 8/15/2026 (Permanent Sch Fund of Texas Guaranteed)	920,000	943,065
El Paso Tex Gen. Oblig. Series 2016, 4% 8/15/2042	1,870,000	1,720,356
Elgin Tex Gen. Oblig. Series 2021, 4% 7/15/2032 (Assured Guaranty Ltd Insured)	45,000	46,009
Elgin Tex Gen. Oblig. Series 2021, 4% 7/15/2034 (Assured Guaranty Ltd Insured)	85,000	85,548
Forney TX Indpt Sch Dis Series 2019, 5% 2/15/2049	395,000	395,974
Fort Bend TX Indpt Sch Dist Series 2021 B, 0.72% tender 8/1/2051 (Permanent Sch Fund of Texas Guaranteed) (c)	1,210,000	1,164,706
Fort Bend TX Indpt Sch Dist Series 2024B, 4% tender 8/1/2054 (Permanent Sch Fund of Texas Guaranteed) (c)	2,500,000	2,537,274
Fort Worth Tex Indpt Sch Dist Series 2019 A, 2.375% 2/15/2033 (Permanent Sch Fund of Texas Guaranteed)	365,000	323,582
Fort Worth TX Gen. Oblig. Series 2021, 2% 3/1/2038	1,475,000	1,060,748
Fort Worth TX Gen. Oblig. Series 2021, 2% 3/1/2041	1,000,000	639,567
Fredericksburg Tex Indpt Sch Dist Series 2022, 4% 2/15/2052	1,080,000	943,791
Harris Cnty TX Flood Ctl Dist (Harris Cnty TX Proj.) Gen. Oblig. Series 2021 A, 5% 10/1/2028	1,200,000	1,281,468
Harris Cnty TX Flood Ctl Dist (Harris Cnty TX Proj.) Gen. Oblig. Series 2021 A, 5% 10/1/2029	1,200,000	1,299,813
Harris Cnty TX Gen. Oblig. 0% 8/15/2025 (National Public Finance Guarantee Corporation Insured) (j)	365,000	362,506
Harris Cnty TX Gen. Oblig. 0% 8/15/2028 (National Public Finance Guarantee Corporation Insured) (j)	605,000	543,875
Harris County Hospital District Gen. Oblig. 5.5% 2/15/2050	1,500,000	1,577,791
Hays TX Cons Indpt Schl Dist Series 2022, 4% 2/15/2047 (Permanent Sch Fund of Texas Guaranteed)	1,500,000	1,352,783
Houston TX Gen. Oblig. 4.125% 3/1/2051	1,500,000	1,307,800
Houston TX Gen. Oblig. 5% 3/1/2028	905,000	933,178
Houston TX Gen. Oblig. 5% 3/1/2032	240,000	246,216
Hurst Euless Bedford TX Ind Sch Dist Series 2024, 4% 8/15/2050 (Permanent Sch Fund of Texas Guaranteed)	2,500,000	2,202,892
Joshua Tex Indpt Sch Dist Series 2024, 4% 8/15/2049	1,800,000	1,599,308
Judson TX Indpt Sch Dist Series 2024, 4% 2/1/2053 (Permanent Sch Fund of Texas Guaranteed)	1,500,000	1,304,343
Katy TX Ind Sch Dist Series 2021 D, 3% 2/15/2046 (Permanent Sch Fund of Texas Guaranteed)	2,750,000	2,020,135
Lamar TX Isd Series 2023, 4% 2/15/2048	2,095,000	1,823,486
Lamar TX Isd Series 2023, 4% 2/15/2053	1,465,000	1,232,044
Lamar TX Isd Series 2023, 5.5% 2/15/2058	1,500,000	1,565,173
Leander Independent School District Series 2025 A, 0% 8/15/2033 (Permanent Sch Fund of Texas Guaranteed) (j)(m)	1,000,000	739,328
Leander Independent School District Series 2025 A, 0% 8/15/2035 (Permanent Sch Fund of Texas Guaranteed) (j)(m)	1,145,000	769,062
Leander Independent School District Series 2025 A, 5% 8/15/2040 (Permanent Sch Fund of Texas Guaranteed) (m)	1,635,000	1,756,490
Longview Tex Indpt Sch Dist Series 2024, 4% 2/15/2049 (Permanent Sch Fund of Texas Guaranteed)	3,000,000	2,670,059
Lubbock Cooper Tex Indpt Sch Dist Series 2023, 5% 2/15/2046	1,175,000	1,208,504
Mansfield TX Gen. Oblig. 2.375% 2/15/2037	1,450,000	1,177,522
Mansfield TX Indpt Sch Dist Series 2024, 4% 2/15/2049	1,800,000	1,602,035
McKinney TX Gen. Oblig. 2.5% 8/15/2036	2,130,000	1,780,255
Medina Valley Tex Indpt Sch Dist Series 2023, 4% 2/15/2053 (Permanent Sch Fund of Texas Guaranteed)	7,000,000	6,080,058
Midland TX Indpt Sch Dist Series 2024, 5% 2/15/2047	1,250,000	1,283,859
New Caney TX Indpt Sch Dist New Series 2023, 5% 2/15/2048	1,000,000	1,027,303
Northside TX Indpt Sch Dist Series 2018, 3.35% 8/15/2036	1,340,000	1,250,966
Northside TX Indpt Sch Dist Series 2018, 3.45% 8/15/2037	750,000	696,869
Pampa TX Indpt Sch Dist Series 2024, 4.125% 8/15/2058	590,000	515,778
Pasadena TX Indpt Sch Dist Series 2015B, 3.23% tender 2/15/2044 (Permanent Sch Fund of Texas Guaranteed) (c)	2,525,000	2,520,627
Pearland Tex Indpt Sch Dist Series 2016, 5.25% 2/15/2032	665,000	673,918
Rockwall Tex Indpt Sch Dist Series 2023, 4% 2/15/2053	590,000	510,046
San Antonio TX Indpt Sch Dist Series 2019, 5% 8/15/2025	5,400,000	5,420,589
San Antonio TX Indpt Sch Dist Series 2022, 5% 8/15/2052 (Permanent Sch Fund of Texas Guaranteed)	1,285,000	1,304,875
Spring Branch Tex Indp Sch Dst Series 2022, 5% 2/1/2042 (Permanent Sch Fund of Texas Guaranteed)	2,250,000	2,352,026
Tarrant Cnty Tex Hosp Dist Gen. Oblig. Series 2023, 4.25% 8/15/2053	1,160,000	1,019,866
Texas Mun Gas Acquisition & Supply Corp I Gas Supply Rev 6.25% 12/15/2026 (Merrill Lynch & Co Inc Guaranteed)	3,575,000	3,662,143
Texas Mun Gas Acquisition & Supply Corp IV Gas Supply Rev Series 2023A, 5.5% tender 1/1/2054 (BP PLC Guaranteed) (c)	1,500,000	1,584,872
Texas Mun Gas Acquisition & Supply Corp IV Gas Supply Rev Series 2023B, 5.5% tender 1/1/2054 (BP PLC Guaranteed) (c)	7,670,000	8,383,828
Texas Municipal Gas Acquisition & Supply Corp III Series 2021, 5% 12/15/2025 (Macquarie Group Ltd Guaranteed)	595,000	598,214
Texas Municipal Gas Acquisition & Supply Corp III Series 2021, 5% 12/15/2026 (Macquarie Group Ltd Guaranteed)	1,155,000	1,174,298
Texas Municipal Gas Acquisition & Supply Corp III Series 2021, 5% 12/15/2028 (Macquarie Group Ltd Guaranteed)	250,000	259,105
Texas Municipal Gas Acquisition & Supply Corp III Series 2021, 5% 12/15/2031 (Macquarie Group Ltd Guaranteed)	815,000	855,269
Texas Municipal Gas Acquisition & Supply Corp III Series 2021, 5% 12/15/2032 (Macquarie Group Ltd Guaranteed)	1,780,000	1,869,254
Texas State Gen. Oblig. Series 2013 B, 4% 8/1/2026 (i)	2,000,000	2,001,511
Texas State Gen. Oblig. Series 2016, 5.5% 8/1/2032 (i)	1,130,000	1,152,056
Texas State Gen. Oblig. Series 2023A, 4.125% 8/1/2046 (i)	5,000,000	4,454,978
Tomball TX Indpt Sch Dist 5% 2/15/2048	250,000	257,131
Upper Brushy Creek Wtr Ctl & Impt Dist Tex Gen. Oblig. Series 2022, 3% 8/15/2047	250,000	183,866
Waller TX Indpt Sch Dist Series 2020, 3% 2/15/2040	750,000	608,269
Waller TX Indpt Sch Dist Series 2020, 3% 2/15/2041	1,460,000	1,159,571
Weatherford Tex Indpt Sch Dist 0% 2/15/2033 (Permanent Sch Fund of Texas Guaranteed) (Pre-refunded to 2/15/2033 at 100) (j)	850,000	644,786
White Settlement TX Indpt Sch Dist Series 2022, 4% 8/15/2052	540,000	471,272
Wylie Tex Indpt Sch Dist Collin Cnty Series 2024, 5.25% 8/15/2054 (Permanent Sch Fund of Texas Guaranteed)	4,500,000	4,683,252
		167,748,419
Health Care - 0.5%
Bexar CO TX Health Fac Dev Crp Series 2016, 4% 7/15/2036	645,000	572,100
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Guadalupe Regional Med Center Proj.) Series 2015, 5% 12/1/2028	195,000	195,311
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Guadalupe Regional Med Center Proj.) Series 2015, 5% 12/1/2029	500,000	500,645
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Guadalupe Regional Med Center Proj.) Series 2015, 5% 12/1/2030	240,000	240,244
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Guadalupe Regional Med Center Proj.) Series 2015, 5% 12/1/2040	965,000	909,906
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Guadalupe Regional Med Center Proj.) Series 2015, 5% 12/1/2045	935,000	863,999
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Guadalupe Regional Med Center Proj.) Series 2015, 5.25% 12/1/2035	290,000	290,196
El Paso Cty TX Hospital Series 2024, 4.25% 2/15/2054	260,000	230,562
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Memorial Hermann Hosp System Proj.) 5% tender 7/1/2054 (c)	750,000	795,305
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Memorial Hermann Hosp System Proj.) Series 2016 A, 5% 7/1/2039	5,000,000	5,025,059
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Memorial Hermann Hosp System Proj.) Series 2022A, 4.125% 7/1/2052	2,125,000	1,784,266
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Memorial Hermann Hosp System Proj.) Series 2022A, 5% 7/1/2052	1,000,000	993,882
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Methodist Healthcare Sys, Tx Proj.) Series 2020B, 3% 12/1/2059 VRDN (c)	9,900,000	9,900,000
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Texas Childrens Hospital, TX Proj.) Series 2015 1, 5% 10/1/2029	160,000	160,798
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Texas Childrens Hospital, TX Proj.) Series 2021 A, 4% 10/1/2042	2,410,000	2,178,941
Harris Cnty TX Cultural Ed Facs Fin Corp Rev Series 2013 A, 5% 1/1/2038	70,000	70,001
Harris Cnty TX Cultural Ed Facs Fin Corp Rev Series 2013 A, 5% 1/1/2043	70,000	67,312
Harris Cnty TX Cultural Ed Facs Fin Corp Rev Series 2013 B, 6.375% 1/1/2033	45,000	45,074
Harris Cnty TX Health Facs Rev (Methodist Healthcare Sys, Tx Proj.) 3% 12/1/2041 VRDN (c)	3,300,000	3,300,000
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2028	55,000	55,750
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2030	230,000	232,722
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2032	120,000	121,154
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2033	60,000	60,480
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2034	95,000	95,613
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2037	140,000	140,143
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2044	330,000	319,700
New Hope Cultural Ed Facs Fin Corp Tex Cap Impt Rev (Childrens Med Ctr of Dallas Proj.) Series 2017A, 5% 8/15/2027	90,000	93,575
New Hope Cultural Ed Facs Fin Corp Tex Cap Impt Rev (Childrens Med Ctr of Dallas Proj.) Series 2017A, 5% 8/15/2028	85,000	88,134
New Hope Cultural Ed Facs Fin Corp Tex Cap Impt Rev (Childrens Med Ctr of Dallas Proj.) Series 2017A, 5% 8/15/2029	245,000	253,696
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev (Presbyterian Village North Proj.) Series 2018, 5% 10/1/2039	210,000	191,403
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev (Presbyterian Village North Proj.) Series 2018, 5.25% 10/1/2049	1,365,000	1,198,033
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2018 A, 5.5% 7/1/2054	1,760,000	1,225,913
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2018, 5% 10/1/2031	140,000	137,117
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2018, 5% 10/1/2032	65,000	63,246
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2018, 5% 10/1/2033	220,000	212,794
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2018, 5% 10/1/2034	140,000	134,426
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2018, 5% 10/1/2035	295,000	280,618
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2021B, 2% 11/15/2061 (g)(k)	1,371,206	478,350
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series A, 5.375% 11/15/2036	70,000	60,767
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series A, 5.5% 11/15/2046	140,000	109,416
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series A, 5.5% 11/15/2052	140,000	104,350
New Hope Cultural Ed Facs Fin Corp Tex Sr Living Rev Series 2019 A 1, 5% 12/1/2039	455,000	434,423
New Hope Cultural Ed Facs Fin Corp Tex Sr Living Rev Series 2021 A 1, 5.5% 1/1/2057	1,000,000	917,320
New Hope Cultural Ed Facs Fin Corp Tex Sr Living Rev Series A 1, 5% 7/1/2046	30,000	27,075
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev (Buckner Retirement Proj.) Series A, 5% 11/15/2037	675,000	675,509
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev (Buckner Retirement Proj.) Series B, 5% 11/15/2040	1,665,000	1,620,200
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev (Buckner Retirement Proj.) Series B, 5% 11/15/2046	810,000	750,684
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev (Lifespace Proj.) Series 2015, 5% 11/15/2030	245,000	245,297
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev Series 2015, 5% 11/15/2035	290,000	290,033
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev Series 2015A, 5% 11/15/2045 (f)(g)	1,881,800	188
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev Series 2017 A, 6.625% 11/15/2037	260,000	266,752
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev Series 2017, 5.25% 11/15/2047 (f)(g)	228,532	23
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev Series 2024, 5.75% 12/1/2054	2,195,834	1,832,379
Tarrant Cnty Tex Cultural Ed Facs Fin Corp Retirement Fac Rev Series A, 5% 11/15/2028	170,000	171,855
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Baylor Scott & White Health Proj.) 2.8% 11/15/2050, LOC TD Bank NA VRDN (c)	500,000	500,000
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Baylor Scott & White Health Proj.) 5% 11/15/2051	2,625,000	2,608,371
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Baylor Scott & White Health Proj.) Series 2024A, 2.8% 11/15/2050 (Liquidity Facility JPMorgan Chase Bank NA) VRDN (c)	4,500,000	4,500,000
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Cook Childrens Medical Center Proj.) 4.125% 12/1/2054	1,250,000	1,050,996
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Methodist Hospitals of Dallas Proj.) 4% 10/1/2041	480,000	441,389
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Methodist Hospitals of Dallas Proj.) 4% 10/1/2042	80,000	73,089
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Methodist Hospitals of Dallas Proj.) 4% 10/1/2047	1,085,000	930,419
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Methodist Hospitals of Dallas Proj.) 4% 10/1/2052	190,000	157,222
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Methodist Hospitals of Dallas Proj.) 5% 10/1/2036	35,000	37,417
Tarrant Cnty TX Cultural Ed Facs Fin Corp Hosp Rev (Methodist Hospitals of Dallas Proj.) 5% 10/1/2040	180,000	186,252
Tarrant Cnty TX Cultural Ed Facs Fin Corp Rev Series 2022 A, 4% 7/1/2053	2,455,000	2,015,452
Tarrant Cnty TX Cultural Ed Facs Fin Corp Rev Series 2022 A, 5% tender 7/1/2053 (c)	1,100,000	1,156,472
Woodloch Health Facs Dev Corp Tex Sr Hsg Rev Series A 1, 6.75% 12/1/2051 (f)(g)(h)	450,115	0
Woodloch Health Facs Dev Corp Tex Sr Hsg Rev Series B, 10% 12/1/2051 (f)(g)	205,000	0
		54,669,818
Housing - 0.1%
Dallas Tex Hsg Fin Corp Multi Family Hsg Rev Series 10FN Class PT, 4.35% 10/1/2041	760,000	738,048
New Hope Cultural Ed Facs Fin Corp Tex Cap Impt Rev Series 2018A 1, 5% 7/1/2058 (Assured Guaranty Ltd Insured)	800,000	757,534
New Hope Cultural Education Facilities Corp Series 2020 A, 5% 7/1/2057	1,405,000	909,289
Tarrant County Housing Finance Corp Series 2022, 2.587% 3/1/2041	999,267	710,595
Texas Dept Hsg & Cmnty Affrs Res Mtg Rev (TX Residential Mortgage Proj.) Series 2023B, 6% 1/1/2054	2,885,000	3,126,868
Texas St Affrdble Hsg Corp Single Family Mtg Rev 5.5% 9/1/2053	3,630,000	3,804,739
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) 3.5% 3/1/2051	615,000	608,198
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) 6% 3/1/2053	1,980,000	2,135,378
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) Series 2019 A, 4% 3/1/2050	565,000	566,738
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) Series 2022 A, 5.5% 9/1/2052	1,195,000	1,255,554
		14,612,941
Industrial Development - 0.1%
Calhoun Cnty Tex Navigation Indl Dev Auth Fac Rev Series 2021 A, 3.625% 7/1/2026 (h)(i)	650,000	621,806
Calhoun Cnty Tex Navigation Indl Dev Auth Fac Rev Series 2021 B, 6.5% 7/1/2026 (h)	550,000	540,566
Fort Bend Cnty TX Indl Dev Corp (NRG Energy Inc Proj.) Series 2012 B, 4.75% 11/1/2042	705,000	673,699
Gulf Coast TX Ida Sld Wst Rev (CITGO Petroleum Corp Proj.) Series 1998, 8% 4/1/2028 (i)	1,205,000	1,206,292
Matagorda Cnty TX Nav Dist No1 Series 2008 2, 4% 6/1/2030	845,000	845,029
Mission Tex Economic Dev Corp Rev Series 2018, 4.625% 10/1/2031 (h)(i)	5,065,000	5,054,374
Mission TX Economic Dev Corp Solid Waste Disp Rev Series 2025, 5% tender 12/1/2064 (c)(i)	2,815,000	2,874,910
Port Beaumont Tex Indl Dev Auth Fac Rev Series 2021 B, 4.1% 1/1/2028 (h)	4,000,000	3,649,224
Port of Beaumont Navigation District Series 2021 A, 2.75% 1/1/2036 (h)(i)	100,000	81,801
Port of Beaumont Navigation District Series 2021 A, 3% 1/1/2050 (h)(i)	985,000	634,248
Port of Beaumont Navigation District Series 2024 B, 10% 7/1/2026 (h)	490,000	501,351
Port of Beaumont Navigation District Series 2024A, 5% 1/1/2039 (h)(i)	750,000	724,790
Port of Beaumont Navigation District Series 2024A, 5.125% 1/1/2044 (h)(i)	275,000	260,083
		17,668,173
Lease Revenue - 0.1%
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2028	125,000	125,884
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2029	150,000	150,973
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2030	390,000	392,114
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2031	630,000	632,954
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2032	470,000	471,747
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2034	885,000	885,873
Austin Tex Convention Enterprises Inc Convention Center Series B, 5% 1/1/2032	315,000	315,222
Austin Tex Convention Enterprises Inc Convention Center Series B, 5% 1/1/2034	490,000	485,548
Conroe Local Government Corp Series 2021 A, 2.5% 10/1/2031	115,000	99,170
Conroe Local Government Corp Series 2021 A, 4% 10/1/2050	540,000	400,570
Conroe Local Government Corp Series 2021B, 3.5% 10/1/2031 (h)	45,000	37,525
Conroe Local Government Corp Series 2021B, 5% 10/1/2050 (h)	390,000	288,354
Conroe TX Loc Gov Corp Hotel Rev Series 2021 C, 4% 10/1/2046	70,000	60,445
Texas State Gen. Oblig. 5.5% 8/1/2029 (i)	2,985,000	3,048,059
		7,394,438
Other - 0.5%
Castleberry TX Isd Series 2024B, 4% 2/15/2049	1,200,000	1,068,023
Cedar Port Nav & Impt Dist Tex Gen. Oblig. Series 2023, 4.5% 9/1/2048	1,245,000	1,145,066
Cedar Port Nav & Impt Dist Tex Gen. Oblig. Series 2023, 4.5% 9/1/2052	505,000	458,342
Celina Tex Spl Assmt Rev 4.375% 9/1/2031 (h)	150,000	148,571
Celina Tex Spl Assmt Rev 5.125% 9/1/2044 (h)	340,000	315,276
Celina Tex Spl Assmt Rev 5.375% 9/1/2053 (h)	250,000	228,099
Celina Tex Spl Assmt Rev 5.5% 9/1/2045 (h)	300,000	289,723
Celina Tex Spl Assmt Rev 5.625% 9/1/2055 (h)	600,000	565,258
City of Irving TX Series 2019, 5% 8/15/2038	50,000	49,373
City of Irving TX Series 2019, 5% 8/15/2043	90,000	84,078
City of Pflugerville TX Meadowlark Preserve Public Improvement District 5.125% 9/1/2045 (h)	600,000	554,779
City of Pflugerville TX Meadowlark Preserve Public Improvement District 5.375% 9/1/2055 (h)	850,000	789,180
County of Denton TX 5.625% 12/31/2055 (h)	1,120,000	1,085,269
County of Denton TX 5.875% 12/31/2045 (h)	475,000	461,613
County of Denton TX 6.125% 12/31/2055 (h)	750,000	725,990
East Montgomery Cnty Mun Util Dist No 3 TX Gen. Oblig. 4.375% 8/15/2045	1,325,000	1,238,731
Elgin TX Indpt Sch Dist Series 2024, 4% 8/1/2049	4,200,000	3,732,692
Ep Cimarron Ventanas Pfc Residential Dev Rev Tex Series 2024, 4.125% 12/1/2039	535,000	499,035
Ep Essential Housing Wf Pfc 4.25% 12/1/2034	2,685,000	2,637,617
Ep LA Privada Pfc 4.5% 6/1/2040	1,320,000	1,267,465
Friendswood Tex 7% 9/15/2054	675,000	648,554
Galveston Cnty Tex Mun Util Dist No 56 Gen. Oblig. 4.5% 6/1/2044 (Assured Guaranty Ltd Insured)	1,550,000	1,488,557
Harris Cnty Houston Tex Sports Auth Rev Series A, 0% 11/15/2041 (Assured Guaranty Ltd Insured) (j)	190,000	84,288
Harris Cnty Houston Tex Sports Auth Rev Series A, 0% 11/15/2046 (Assured Guaranty Ltd Insured) (j)	880,000	287,699
Harris County Hospital District Gen. Oblig. Series 2025, 5% 2/15/2043	2,825,000	2,926,377
Harris County Hospital District Gen. Oblig. Series 2025, 5% 2/15/2044	2,875,000	2,962,985
Kaufman Cnty Tex Fresh Wtr Supply Dist No 4a Gen. Oblig. Series 2022, 4.5% 9/1/2045	1,575,000	1,496,867
Lakes Fresh Wtr Supply Dist Denton Cnty Tex Gen. Oblig. Series 2023, 4% 9/1/2048	1,350,000	1,182,010
Lavon Tex Spl Assmt Rev 5% 9/15/2044 (h)	429,000	411,225
Lavon Tex Spl Assmt Rev 5.375% 9/15/2052 (h)	391,000	369,757
Melissa Tex Indpt Sch Dist Series 2024, 4% 2/1/2054	1,750,000	1,513,579
Mesquite Housing Finance Corp/The Series 2024A, 4.53% 2/1/2044	963,212	933,609
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev 4.625% 10/1/2030	1,070,000	1,064,409
New Hope Cultural Ed Facs Fin Corp Tex Retirement Fac Rev Series 2025, 5% 11/1/2060	715,000	648,948
New Hope Cultural Education Facilities Corp 5% 4/1/2046	2,200,000	2,162,797
Newark Higher Ed Fin Corp Tex Rev 5.25% 8/15/2060	855,000	874,936
Northlake Tex Mun Mgmt Dist No2 Gen. Oblig. Series 2022, 4.125% 3/1/2048 (Assured Guaranty Ltd Insured)	1,340,000	1,134,161
Northlake Tex Mun Mgmt Dist No2 Gen. Oblig. Series 2022, 4.25% 3/1/2046 (Assured Guaranty Ltd Insured)	1,230,000	1,084,759
Peaster Tex Indpt Sch Dist 3% 8/15/2051	710,000	477,592
Pflugerville TX Gen. Oblig. Series 2023, 4% 8/1/2049	815,000	710,563
Plano Independent School District Series 2025, 5% 2/15/2036	2,000,000	2,214,455
Princeton Tex Spl Assmt Rev 5% 9/1/2044 (h)	600,000	556,935
San Antonio Tex Hsg Tr Pub Faccorp Multifamily Tax Exempt Bonds Series 2024A, 4.43% 4/1/2043	2,160,000	2,069,990
Seagoville Tex Spl Assmt Rev 6.25% 9/15/2054 (h)	1,000,000	941,795
Tarrant Cnty TX Cultural Ed Facs Fin Corp Rev Series 2024, 5% 10/1/2049	380,000	364,360
Texas Municipal Gas Acquisition & Supply Corp V 5% tender 1/1/2055 (c)	11,900,000	12,526,052
Texas St Pub Fin Auth Rev 88277p Series 2023, 5.25% 5/1/2036	500,000	531,997
Texas St Pub Fin Auth Rev 88277p Series 2023, 5.25% 5/1/2037	230,000	242,581
Whitesboro Tex Indpt Sch Dist Series 2024, 4% 2/15/2054	2,000,000	1,729,479
		60,985,496
Resource Recovery - 0.0%
Mission TX Economic Dev Corp Solid Waste Disp Rev (Waste Management Inc Del Proj.) Series 2020 A, 3.75% tender 5/1/2046 (c)(i)	2,275,000	2,274,934
Special Tax - 0.2%
Arlington Tex Spl Tax Rev Series 2018 A, 5% 2/15/2043 (Assured Guaranty Ltd Insured)	2,085,000	2,099,312
Arlington Tex Spl Tax Rev Series 2018 A, 5% 2/15/2048 (Assured Guaranty Ltd Insured)	1,760,000	1,769,164
Austin Tex Convention Enterprises Inc Convention Center Series A, 5% 1/1/2033	440,000	441,055
Austin Tex Convention Enterprises Inc Convention Center Series B, 5% 1/1/2026	410,000	410,252
Austin Tex Convention Enterprises Inc Convention Center Series B, 5% 1/1/2028	135,000	135,546
Austin Tex Convention Enterprises Inc Convention Center Series B, 5% 1/1/2029	160,000	160,554
Austin Tex Convention Enterprises Inc Convention Center Series B, 5% 1/1/2030	95,000	95,228
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021, 4% 8/15/2029	435,000	435,939
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021, 4% 8/15/2031	245,000	245,200
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021, 4% 8/15/2032	200,000	199,925
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021, 4% 8/15/2033	200,000	197,961
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021, 4% 8/15/2036	625,000	596,364
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021, 4% 8/15/2038	500,000	463,686
Dallas Tex Spl Tax Rev Series 2023, 6.25% tender 8/15/2053 (c)(h)	1,580,000	1,580,470
Dallas TX Rapid Transit Sales Tax Rev Series 2020 A, 5% 12/1/2045	80,000	81,716
East Montgomery Cnty Impt Dist Sales Tax Rev Tex Series 2024, 5.25% 8/15/2049	4,260,000	4,433,813
Elgin Tex Gen. Oblig. Series 2021, 4% 7/15/2033 (Assured Guaranty Ltd Insured)	50,000	50,703
Elgin Tex Gen. Oblig. Series 2021, 4% 7/15/2036 (Assured Guaranty Ltd Insured)	70,000	68,724
Elgin Tex Gen. Oblig. Series 2021, 4% 7/15/2038 (Assured Guaranty Ltd Insured)	120,000	112,282
Harris Cnty Houston Tex Sports Auth Rev Series 2024 B, 5% 11/15/2043	200,000	204,935
Harris Cnty Houston Tex Sports Auth Rev Series 2024 B, 5% 11/15/2044	725,000	739,188
Harris County Houston Texas Sports Authority 0% 11/15/2038 (National Public Finance Guarantee Corporation Insured) (j)	1,200,000	574,362
Hidalgo Cnty Tex Regl Mobility Auth Toll & Veh Reg Fee Rev Series 2022 A, 4% 12/1/2041	195,000	172,832
Houston TX Hotel Occ Tx & Spl Rev Series 2014, 5% 9/1/2031	250,000	250,270
Houston TX Hotel Occ Tx & Spl Rev Series 2019, 5% 9/1/2033	50,000	51,864
Port Arthur TX Gen. Oblig. Series 2021, 4% 2/15/2039	60,000	56,678
Port Arthur TX Gen. Oblig. Series 2021, 4% 2/15/2040	70,000	65,132
Port Arthur TX Gen. Oblig. Series 2021, 4% 2/15/2041	70,000	64,469
Temple Tex Tax Increment Series 2021 A, 4% 8/1/2037	40,000	38,127
Temple Tex Tax Increment Series 2021 A, 4% 8/1/2038	35,000	32,695
Temple Tex Tax Increment Series 2021 A, 4% 8/1/2041	40,000	35,949
Texas Pub Fin Auth Lease Rev Series 2019, 4% 2/1/2038	1,205,000	1,153,403
Texas Transn Commn Gen. Oblig. Series 2014 B, 0.65% tender 10/1/2041 (Texas State Guaranteed) (c)	7,715,000	7,489,932
Via Metropolitan Transit Advanced Transportation District Series 2024, 4% 8/1/2054	2,000,000	1,696,580
		26,204,310
Transportation - 1.3%
Austin Tex Airport Sys 5% 11/15/2026 (i)	1,625,000	1,627,098
Austin Tex Airport Sys 5% 11/15/2027 (i)	150,000	150,041
Austin Tex Airport Sys 5% 11/15/2028 (i)	185,000	185,050
Austin Tex Airport Sys 5% 11/15/2044 (i)	2,050,000	2,009,577
Austin Tex Airport Sys Series 2014, 5% 11/15/2039 (i)	1,685,000	1,679,424
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2028 (i)	120,000	121,994
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2030 (i)	185,000	187,633
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2032 (i)	150,000	151,506
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2035 (i)	150,000	150,773
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2036 (i)	255,000	255,914
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2037 (i)	175,000	175,304
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2041 (i)	705,000	696,961
Austin Tex Airport Sys Series 2019 B, 5% 11/15/2032 (i)	1,700,000	1,766,679
Austin Tex Airport Sys Series 2019 B, 5% 11/15/2036 (i)	1,150,000	1,173,877
Austin Tex Airport Sys Series 2019 B, 5% 11/15/2044 (i)	845,000	828,337
Austin Tex Airport Sys Series 2022, 5% 11/15/2039 (i)	1,260,000	1,286,505
Austin Tex Airport Sys Series 2022, 5% 11/15/2052 (i)	825,000	806,961
Austin Tex Airport Sys Series 2022, 5.25% 11/15/2047 (i)	1,815,000	1,834,211
Central Texas Turnpike Series 2020A, 5% 8/15/2039	1,750,000	1,816,006
Central Texas Turnpike Series 2024 B, 5% tender 8/15/2042 (c)	1,000,000	1,052,042
Central Texas Turnpike Series 2024 C, 5% 8/15/2031	1,500,000	1,642,302
Central Texas Turnpike Series 2024 C, 5% 8/15/2042	3,100,000	3,202,363
Central TX Regl Mobility Auth Rev 4% 1/1/2051	1,205,000	1,048,450
Central TX Regl Mobility Auth Rev 5% 1/1/2027	2,780,000	2,807,392
Central TX Regl Mobility Auth Rev 5% 1/1/2030	65,000	69,916
Central TX Regl Mobility Auth Rev 5% 1/1/2032	80,000	86,535
Central TX Regl Mobility Auth Rev 5% 1/1/2039	85,000	88,387
Central TX Regl Mobility Auth Rev 5% 1/1/2046	2,775,000	2,801,782
Central TX Regl Mobility Auth Rev Series 2016, 4% 1/1/2041	250,000	228,698
Central TX Regl Mobility Auth Rev Series 2020 A, 5% 1/1/2049	220,000	221,016
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2034	20,000	20,215
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2035	15,000	15,067
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2036	15,000	14,936
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2037	20,000	19,703
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2038	30,000	29,132
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2039	40,000	38,096
Central TX Regl Mobility Auth Rev Series 2020 B, 4% 1/1/2040	15,000	14,026
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2027	15,000	15,436
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2028	15,000	15,700
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2029	55,000	58,384
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2030	25,000	26,891
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2031	15,000	16,065
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2032	15,000	16,022
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2033	20,000	21,243
Central TX Regl Mobility Auth Rev Series 2020 B, 5% 1/1/2045	100,000	101,036
Central TX Regl Mobility Auth Rev Series 2020G, 4% 1/1/2045	1,070,000	940,423
Central TX Regl Mobility Auth Rev Series A, 5% 1/1/2028	325,000	325,478
City of Houston TX Airport System Revenue 4% 7/1/2037 (i)	420,000	403,780
City of Houston TX Airport System Revenue 4% 7/1/2039 (i)	1,000,000	932,063
City of Houston TX Airport System Revenue 4% 7/1/2041 (i)	480,000	434,138
City of Houston TX Airport System Revenue Series 2018 A, 5% 7/1/2036 (i)	325,000	328,716
City of Houston TX Airport System Revenue Series 2018 A, 5% 7/1/2037 (i)	630,000	635,057
City of Houston TX Airport System Revenue Series 2018 A, 5% 7/1/2041 (i)	3,080,000	3,045,346
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2029 (i)	245,000	254,182
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2030 (i)	260,000	269,270
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2031 (i)	1,070,000	1,103,388
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2032 (i)	1,315,000	1,351,058
City of Houston TX Airport System Revenue Series 2018, 5% 7/15/2028 (i)	1,785,000	1,792,395
City of Houston TX Airport System Revenue Series 2018D, 5% 7/1/2029	105,000	110,026
City of Houston TX Airport System Revenue Series 2018D, 5% 7/1/2030	140,000	146,444
City of Houston TX Airport System Revenue Series 2018D, 5% 7/1/2031	125,000	130,562
City of Houston TX Airport System Revenue Series 2018D, 5% 7/1/2032	110,000	114,635
City of Houston TX Airport System Revenue Series 2020 B 2, 5% 7/15/2027 (i)	190,000	190,632
City of Houston TX Airport System Revenue Series 2020A, 5% 7/1/2027 (i)	140,000	140,461
City of Houston TX Airport System Revenue Series 2021 B 1, 4% 7/15/2041 (i)	2,310,000	2,000,712
City of Houston TX Airport System Revenue Series 2021A, 4% 7/1/2041 (i)	1,495,000	1,295,161
City of Houston TX Airport System Revenue Series 2023A, 5.25% 7/1/2043 (Assured Guaranty Ltd Insured) (i)	3,050,000	3,133,723
City of Houston TX Airport System Revenue Series 2023A, 5.25% 7/1/2053 (Assured Guaranty Municipal Corp Insured) (i)	1,770,000	1,788,356
City of Houston TX Airport System Revenue Series 2024B, 5.25% 7/15/2034 (i)	325,000	332,784
City of Houston TX Airport System Revenue Series 2024B, 5.5% 7/15/2037 (i)	2,100,000	2,160,365
City of Houston TX Airport System Revenue Series 2024B, 5.5% 7/15/2039 (i)	3,700,000	3,787,632
City of Houston TX Airport System Revenue Series B 1, 5% 7/15/2030 (i)	995,000	994,929
City of Houston TX Airport System Revenue Series B 1, 5% 7/15/2035 (i)	2,085,000	2,078,317
Dallas Fort Worth International Airport Series 2020 A, 4% 11/1/2034	3,550,000	3,600,660
Dallas Fort Worth International Airport Series 2020 B, 4% 11/1/2034	280,000	283,996
Dallas Fort Worth International Airport Series 2020 B, 4% 11/1/2035	250,000	249,091
Galveston TX Wharves & Terminal Revenue Series 2023, 5.25% 8/1/2038 (i)	270,000	277,506
Galveston TX Wharves & Terminal Revenue Series 2024 A, 5.25% 8/1/2036 (i)	785,000	822,316
Grand Parkway Transportation Corp (Grand Parkway Trans Corp Tela Proj.) Series 2018 A, 5% 10/1/2036	280,000	287,755
Grand Parkway Transportation Corp (Grand Parkway Trans Corp Tela Proj.) Series 2018 A, 5% 10/1/2037	560,000	573,422
Grand Parkway Transportation Corp (Grand Parkway Trans Corp Tela Proj.) Series 2018 A, 5% 10/1/2038	390,000	397,905
Grand Parkway Transportation Corp (Grand Parkway Trans Corp Tela Proj.) Series 2018 A, 5% 10/1/2043	305,000	308,190
Grand Parkway Transportation Corp Series 2013 B, 5.45% 10/1/2034 (k)	1,205,000	1,269,433
Grand Parkway Transportation Corp Series 2013 B, 5.85% 10/1/2047 (k)	1,480,000	1,540,872
Grand Parkway Transportation Corp Series 2020 C, 4% 10/1/2049	2,600,000	2,267,325
Grand Parkway Transportation Corp Series 2020 C, 4% 10/1/2049	2,160,000	1,854,323
Harris Cnty Tex Toll Rd Rev (Harris County Toll Road Auth Proj.) Series 2018 A, 5% 8/15/2033	110,000	114,292
Harris Cnty Tex Toll Rd Rev (Harris County Toll Road Auth Proj.) Series 2018 A, 5% 8/15/2043	1,445,000	1,459,404
Harris Cnty Tex Toll Rd Rev (Harris County Toll Road Auth Proj.) Series 2024 A, 4% 8/15/2049	3,815,000	3,324,966
Hidalgo Cnty Tex Regl Mobility Auth Toll & Veh Reg Fee Rev Series 2022 A, 4% 12/1/2038	1,000,000	931,290
Hidalgo Cnty Tex Regl Mobility Auth Toll & Veh Reg Fee Rev Series 2022 A, 4% 12/1/2039	500,000	459,322
Hidalgo Cnty Tex Regl Mobility Auth Toll & Veh Reg Fee Rev Series 2022 A, 4% 12/1/2040	85,000	76,707
Love Field Arpt Modernization Corp Tex Spl Facs Rev (Southwest Airlines Co Proj.) 5% 11/1/2028 (i)	675,000	675,049
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2026 (i)	120,000	120,747
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2027 (i)	260,000	260,453
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2028 (i)	405,000	405,692
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2029 (i)	245,000	245,417
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2032 (i)	450,000	450,651
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2025 (i)	120,000	120,693
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2026 (i)	120,000	122,525
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2027 (i)	120,000	122,008
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2028 (i)	210,000	213,403
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2029 (i)	150,000	152,302
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2030 (i)	120,000	121,747
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2031 (i)	270,000	273,333
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2032 (i)	315,000	318,092
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2033 (i)	290,000	292,474
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2034 (i)	120,000	120,864
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2036 (i)	170,000	170,717
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2032	105,000	105,365
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2033	105,000	105,337
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2034	110,000	110,326
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2035	280,000	280,744
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2036	415,000	415,982
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2038	305,000	305,483
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2043	905,000	905,629
Montgomery County Toll Road Authority Series 2018, 5% 9/15/2048	1,595,000	1,594,846
North East Texas Regional Mobility Authority Series B, 5% 1/1/2046	250,000	243,409
North TX Twy Auth Rev 0% 1/1/2029 (Assured Guaranty Inc Insured) (j)	845,000	747,418
North TX Twy Auth Rev 0% 1/1/2035 (Assured Guaranty Inc Insured) (j)	6,810,000	4,667,827
North TX Twy Auth Rev 4% 1/1/2033	130,000	130,322
North TX Twy Auth Rev 4% 1/1/2039	1,205,000	1,133,220
North TX Twy Auth Rev 5% 1/1/2030	70,000	70,566
North TX Twy Auth Rev 5% 1/1/2030	50,000	50,493
North TX Twy Auth Rev 5% 1/1/2031	120,000	121,132
North TX Twy Auth Rev 5% 1/1/2031	90,000	90,678
North TX Twy Auth Rev 5% 1/1/2033	145,000	148,393
North TX Twy Auth Rev 5% 1/1/2033	85,000	86,881
North TX Twy Auth Rev 5% 1/1/2034	365,000	405,683
North TX Twy Auth Rev 5% 1/1/2034	240,000	245,195
North TX Twy Auth Rev 5% 1/1/2035	345,000	351,890
North TX Twy Auth Rev 5% 1/1/2035	30,000	30,907
North TX Twy Auth Rev 5% 1/1/2036	150,000	150,957
North TX Twy Auth Rev 5% 1/1/2037	1,740,000	1,767,611
North TX Twy Auth Rev Series 2016 A, 5% 1/1/2039	800,000	802,964
North TX Twy Auth Rev Series 2018, 4% 1/1/2037	1,500,000	1,430,998
North TX Twy Auth Rev Series 2018, 4% 1/1/2038	3,205,000	3,002,689
North TX Twy Auth Rev Series 2021 B, 3% 1/1/2046	700,000	514,661
North TX Twy Auth Rev Series 2021 B, 3% 1/1/2051	1,585,000	1,096,856
North TX Twy Auth Rev Series 2022A, 4.125% 1/1/2039	750,000	737,707
North TX Twy Auth Rev Series 2022A, 4.125% 1/1/2040	1,500,000	1,448,787
North TX Twy Auth Rev Series 2022A, 5% 1/1/2040	2,900,000	3,022,412
North TX Twy Auth Rev Series 2022A, 5.25% 1/1/2038	1,300,000	1,394,871
North TX Twy Auth Rev Series 2024A, 5% 1/1/2041	4,655,000	4,874,715
North TX Twy Auth Rev Series 2024A, 5.25% 1/1/2044	645,000	676,589
North TX Twy Auth Rev Series 2024B, 5% 1/1/2037	2,855,000	3,100,193
North TX Twy Auth Rev Series A, 5% 1/1/2039	4,225,000	4,296,078
Port of Beaumont Navigation District Series 2020A, 3.625% 1/1/2035 (h)(i)	2,170,000	1,964,080
Port of Beaumont Navigation District Series 2020A, 4% 1/1/2050 (h)(i)	1,080,000	837,096
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 12/31/2035	880,000	854,119
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 12/31/2036	115,000	109,822
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 12/31/2037	225,000	211,793
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 12/31/2038	125,000	116,152
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 12/31/2039	110,000	100,917
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2035	270,000	263,538
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2036	555,000	533,572
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2037	410,000	389,435
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2038	135,000	126,324
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2039	1,270,000	1,174,071
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2040	1,060,000	967,981
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2019, 5% 6/30/2058 (i)	8,045,000	7,653,866
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5% 12/31/2034 (i)	530,000	548,435
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5% 6/30/2034 (i)	450,000	466,927
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5.125% 12/31/2035 (i)	380,000	394,346
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5.125% 6/30/2035 (i)	455,000	473,523
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5.5% 6/30/2040 (i)	1,000,000	1,026,085
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5.5% 6/30/2041 (i)	1,000,000	1,023,696
Texas Private Activity Bd Surface Transn Corp Rev (Nte Mobility Partners Segments 3 LLC Proj.) Series 2023, 5.5% 6/30/2042 (i)	3,775,000	3,854,376
Texas Private Activity Bd Surface Transn Corp Rev Series 2019 A, 4% 12/31/2038	1,000,000	944,587
Texas Private Activity Bd Surface Transn Corp Rev Series 2023, 5.5% 12/31/2058 (i)	5,405,000	5,537,108
Texas Transportation Commission 0% 8/1/2037 (j)	95,000	54,725
Texas Transportation Commission 0% 8/1/2038 (j)	70,000	37,734
Texas Transportation Commission 0% 8/1/2039 (j)	80,000	40,581
Texas Transportation Commission 0% 8/1/2040 (j)	80,000	37,965
Texas Transportation Commission 0% 8/1/2041 (j)	95,000	42,148
Texas Transportation Commission Series 2019A, 0% 8/1/2042 (j)	215,000	89,789
Texas Transportation Commission Series 2019A, 0% 8/1/2043 (j)	175,000	68,835
Texas Transportation Commission Series 2019A, 5% 8/1/2057	875,000	871,690
		156,560,791
Water & Sewer - 0.3%
Dallas TX Wtrwks & Swr Sys Rev 5% 10/1/2042	1,620,000	1,709,393
Dallas TX Wtrwks & Swr Sys Rev Series 2017, 5% 10/1/2046	3,375,000	3,394,801
Fort Worth TX Wtr & Swr Rev Series 2020 A, 2% 2/15/2032	2,000,000	1,734,549
Fort Worth TX Wtr & Swr Rev Series 2020 A, 2% 2/15/2039	3,450,000	2,380,661
Greater Texoma Util Auth Tex Contrct Rev Series 2023 A, 4.375% 10/1/2053 (Build America Mutual Assurance Co Insured)	1,000,000	863,755
Greenville Tex Wtrwks & Swr Sys Rev Series 2024, 5% 2/15/2042 (Assured Guaranty Ltd Insured)	1,210,000	1,254,853
Houston TX Util Sys Rev 4% 11/15/2043	2,470,000	2,222,928
Houston TX Util Sys Rev 4% 11/15/2049	2,470,000	2,109,423
Houston TX Util Sys Rev 5% 11/15/2045	2,470,000	2,514,959
Houston TX Util Sys Rev Series 2014D, 5% 11/15/2044	725,000	725,466
Houston TX Util Sys Rev Series 2021 A, 5% 11/15/2026	25,000	25,780
Houston TX Util Sys Rev Series 2021 A, 5% 11/15/2028	100,000	106,734
Laredo TX Wtrwks Swr Sys Rev Series 2024A, 5% 3/1/2039	1,100,000	1,164,946
San Antonio TX Wtr Rev Series 2020 A, 5% 5/15/2050	1,505,000	1,524,581
San Antonio TX Wtr Rev Series 2022B, 5.25% 5/15/2052	7,250,000	7,466,335
Texas Wtr Dev Brd 5% 8/1/2030	705,000	772,366
Texas Wtr Dev Brd Series 2018A, 4% 4/15/2048	1,005,000	879,289
Texas Wtr Dev Brd Series 2022, 5% 10/15/2047	1,500,000	1,528,768
Texas Wtr Dev Brd Series 2023 A, 4.75% 10/15/2043	4,000,000	4,041,959
Texas Wtr Dev Brd Series 2023 A, 5% 10/15/2058	1,000,000	1,014,559
Texas Wtr Dev Brd Series 2023 A, 5.25% 10/15/2051	1,500,000	1,558,727
West Harris Cnty TX Regl Wtr Series 2019, 4% 12/15/2049	905,000	760,606
		39,755,438
TOTAL TEXAS		628,796,519
Utah - 0.9%
Education - 0.0%
University UT Univ Revs Series 2023 B, 5.25% 8/1/2053	1,000,000	1,036,020
Utah St Brd Regents Rev 5.5% 4/1/2029 (National Public Finance Guarantee Corporation Insured)	2,550,000	2,679,041
Utah St Charter Sch Fin Auth Charter Sch Rev 4% 4/15/2045	625,000	543,068
Utah St Charter Sch Fin Auth Charter Sch Rev 4% 4/15/2050	250,000	210,328
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2017, 5% 4/15/2037	210,000	211,096
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2017, 5% 4/15/2042	1,165,000	1,165,416
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2017, 5% 4/15/2047	905,000	891,516
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2018, 5% 10/15/2043	275,000	273,624
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2018, 5% 10/15/2048	290,000	282,640
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2019A, 5% 4/15/2049	390,000	380,823
Utah St Charter Sch Fin Auth Charter Sch Rev Series 2020A, 4% 10/15/2054	300,000	240,370
		7,913,942
Electric Utilities - 0.2%
Intermountain Pwr Agy UT Pwr Series 2022A, 5% 7/1/2034	1,625,000	1,728,656
Intermountain Pwr Agy UT Pwr Series 2022A, 5% 7/1/2035	320,000	338,540
Intermountain Pwr Agy UT Pwr Series 2022A, 5% 7/1/2043	1,535,000	1,560,395
Intermountain Pwr Agy UT Pwr Series 2023 A, 5% 7/1/2042	985,000	1,008,428
Intermountain Pwr Agy UT Pwr Series 2023 A, 5.25% 7/1/2043	2,500,000	2,592,043
Intermountain Pwr Agy UT Pwr Series 2023 A, 5.25% 7/1/2044	3,750,000	3,870,592
Intermountain Pwr Agy UT Pwr Series 2023 A, 5.25% 7/1/2045	1,750,000	1,797,407
Intermountain Pwr Agy UT Pwr Series 2024A, 5% 7/1/2044	2,035,000	2,067,376
Utah Infrastructure Agy Telecommunication Rev 5% 10/15/2025	270,000	271,124
Utah Infrastructure Agy Telecommunication Rev Series 2017A, 5% 10/15/2034	300,000	305,293
Utah Infrastructure Agy Telecommunication Rev Series 2017A, 5% 10/15/2040	350,000	350,944
Utah Infrastructure Agy Telecommunication Rev Series 2018 A, 5.375% 10/15/2040	350,000	354,471
Utah Infrastructure Agy Telecommunication Rev Series 2019, 4% 10/15/2030	490,000	490,757
Utah Infrastructure Agy Telecommunication Rev Series 2019, 4% 10/15/2034	240,000	233,445
Utah Infrastructure Agy Telecommunication Rev Series 2019, 4% 10/15/2039	420,000	383,261
Utah Infrastructure Agy Telecommunication Rev Series 2019, 4% 10/15/2042	250,000	216,594
Utah Infrastructure Agy Telecommunication Rev Series 2021, 3% 10/15/2045	490,000	338,781
		17,908,107
General Obligations - 0.0%
Black Desert Public Infrastructure District Gen. Oblig. Series 2021 A, 4% 3/1/2051 (h)	500,000	387,215
Utah St 3.539% 7/1/2025	113,170	113,072
Weber Sch Dist Utah 2.25% 6/15/2034	545,000	452,407
		952,694
Health Care - 0.0%
Utah Cnty Utah Hosp Rev (IHC Health Services Inc Proj.) Series 2016B, 5% 5/15/2046	2,500,000	2,483,940
Housing - 0.0%
UT Hsg Corp Multifamily Rev Series 2024 A, 4.69% 2/1/2045	1,500,000	1,472,070
Utah Hsg Corp Series 2019 I(G2), 4% 9/21/2049	128,245	120,837
Utah Hsg Corp Series 2019G(G2), 4.5% 7/21/2049	133,046	129,225
Utah Hsg Corp Series 2019H (G2), 4.5% 8/21/2049	80,814	78,506
Utah Hsg Corp Series 2020 B G2, 3.5% 2/21/2050	192,450	168,885
Utah Hsg Corp Series 2021 I G2, 2.5% 8/21/2051	641,716	519,382
Utah Hsg Corp Series 2021 J G2, 2.5% 9/21/2051	2,474,171	1,945,793
Utah Hsg Corp Series 2021E(G2), 2% 4/21/2051	340,875	271,988
Utah Hsg Corp Series 2022G G2, 5% 7/21/2052	664,930	659,015
Utah Hsg Corp Series 2022H G2, 5% 8/21/2052	1,038,305	1,031,041
		6,396,742
Other - 0.1%
Black Desert Pub Infrastructure Dist Utah Spl Assmt 5.625% 12/1/2053 (h)	3,350,000	3,284,155
Firefly Pub Infrastructure Dist No 1 Utah Gen. Oblig. Series 2024A 1, 6.625% 3/1/2054 (h)	500,000	503,996
Firefly Pub Infrastructure Dist No 1 Utah Spl Assmt 5.625% 12/1/2043 (h)	500,000	486,998
Ogden City School District 1.75% 6/15/2035	500,000	378,932
Skyridge Pegasus Infrastructure Financing District 5.25% 12/1/2044 (h)	1,316,795	1,237,621
Utah Infrastructure Agy Telecommunication Rev Series 2022, 5% 10/15/2046	460,000	447,279
Utah Infrastructure Agy Telecommunication Rev Series 2023, 6% 10/15/2047	550,000	583,815
Wakara Ridge Public Infrastructure District 5.625% 12/1/2054 (h)	998,876	991,366
Wood Ranch Pub Infrastructure Dist UT Spl Assmt 5.625% 12/1/2053 (h)	1,300,000	1,258,566
		9,172,728
Special Tax - 0.1%
Mida Cormont Public Infrastructure District Gen. Oblig. Series 2025 A 2, 0% 6/1/2055 (h)(k)	700,000	565,559
Mida Cormont Public Infrastructure District Gen. Oblig. Series 2025A 1, 6.25% 6/1/2055 (h)	575,000	588,144
Mida Golf & Equestrian Ctr Pub Infrastructure Dist Utah Gen. Oblig. Series 2021, 4.5% 6/1/2051 (h)	500,000	399,884
Mida Mountain Veterans Program Public Infrastructure District Series 2024, 5.2% 6/1/2054 (h)	500,000	473,389
Mida Mountain Village Public Infrastructure District Series 2020A, 5% 8/1/2050 (h)	250,000	232,943
Mida Mountain Village Public Infrastructure District Series 2024 1, 5.125% 6/15/2054 (h)	2,750,000	2,551,490
Mida Mountain Village Public Infrastructure District Series 2024 2, 6% 6/15/2054 (h)	1,350,000	1,355,437
Military Installation Dev Auth Utah Tax Allocation Rev Series 2021 A 2, 4% 6/1/2052	1,805,000	1,401,489
Military Installation Dev Auth Utah Tax Allocation Rev Series 2021A 1, 4% 6/1/2052	1,075,000	835,922
UIPA Crossroads Pub Infrastructure Dist UT Tax Differential Rev 4.125% 6/1/2041 (h)	1,000,000	898,100
UIPA Crossroads Pub Infrastructure Dist UT Tax Differential Rev Series 2021, 4.375% 6/1/2052 (h)	1,520,000	1,300,188
		10,602,545
Transportation - 0.5%
Salt Lake City UT Arpt Rev 4% 7/1/2041 (i)	1,250,000	1,130,569
Salt Lake City UT Arpt Rev 5% 7/1/2032 (i)	1,250,000	1,320,767
Salt Lake City UT Arpt Rev 5% 7/1/2046	470,000	476,848
Salt Lake City UT Arpt Rev 5% 7/1/2051 (i)	7,000,000	6,843,430
Salt Lake City UT Arpt Rev 5% 7/1/2051	1,880,000	1,889,055
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2025 (i)	245,000	245,292
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2027 (i)	515,000	530,836
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2029 (i)	450,000	460,234
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2030 (i)	335,000	342,202
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2031 (i)	640,000	651,817
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2033 (i)	485,000	491,313
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2035 (i)	485,000	489,399
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2036 (i)	1,810,000	1,822,487
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2037 (i)	2,500,000	2,511,377
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2042 (i)	7,980,000	7,868,003
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2047 (i)	4,860,000	4,766,058
Salt Lake City UT Arpt Rev Series 2017B, 5% 7/1/2034	90,000	92,172
Salt Lake City UT Arpt Rev Series 2017B, 5% 7/1/2035	85,000	86,786
Salt Lake City UT Arpt Rev Series 2017B, 5% 7/1/2036	85,000	86,260
Salt Lake City UT Arpt Rev Series 2017B, 5% 7/1/2037	55,000	55,685
Salt Lake City UT Arpt Rev Series 2017B, 5% 7/1/2047	380,000	377,613
Salt Lake City UT Arpt Rev Series 2018A, 5% 7/1/2033 (i)	1,170,000	1,198,878
Salt Lake City UT Arpt Rev Series 2018A, 5% 7/1/2043 (i)	1,000,000	986,502
Salt Lake City UT Arpt Rev Series 2018A, 5.25% 7/1/2048 (i)	1,250,000	1,252,690
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2038 (i)	1,490,000	1,571,817
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2039 (i)	1,375,000	1,442,908
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2041 (i)	2,000,000	2,071,399
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2043 (i)	2,500,000	2,560,226
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2048 (i)	2,000,000	2,016,688
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2053 (i)	3,500,000	3,538,607
Salt Lake City UT Arpt Rev Series 2023A, 5.5% 7/1/2053 (i)	3,350,000	3,441,886
		52,619,804
TOTAL UTAH		108,050,502
Vermont - 0.1%
Education - 0.1%
Univ of VT Agr College Series 2019 A, 5% 10/1/2049	600,000	603,201
Vermont Edl & Hlth Bldgs Fin Agy (Champlain College Proj.) 5% 10/15/2041	695,000	599,746
Vermont Edl & Hlth Bldgs Fin Agy (Champlain College Proj.) 5% 10/15/2046	845,000	697,262
Vermont St Stud Assit Corp 2.375% 6/15/2039 (i)	150,000	139,227
Vermont St Stud Assit Corp 3.375% 6/15/2036 (i)	795,000	746,505
Vermont St Stud Assit Corp 5% 6/15/2028 (i)	705,000	724,433
Vermont St Stud Assit Corp 5% 6/15/2029 (i)	105,000	108,490
Vermont St Stud Assit Corp 5% 6/15/2031 (i)	120,000	124,358
Vermont St Stud Assit Corp Series 2018A, 3.625% 6/15/2029 (i)	35,000	34,792
Vermont St Stud Assit Corp Series 2018A, 3.75% 6/15/2030 (i)	35,000	34,743
Vermont St Stud Assit Corp Series 2018A, 4% 6/15/2033 (i)	40,000	39,542
Vermont St Stud Assit Corp Series 2018A, 4% 6/15/2034 (i)	40,000	39,542
Vermont St Stud Assit Corp Series 2018B, 4.375% 6/15/2046 (i)	160,000	135,112
Vermont St Stud Assit Corp Series 2019 A, 3% 6/15/2035 (i)	930,000	885,521
Vermont St Stud Assit Corp Series 2019 A, 5% 6/15/2027 (i)	705,000	719,985
Vermont St Stud Assit Corp Series 2019 A, 5% 6/15/2029 (i)	1,200,000	1,229,114
Vermont St Stud Assit Corp Series 2019 B, 4% 6/15/2047 (i)	265,000	210,644
Vermont St Stud Assit Corp Series 2022A, 4.375% 6/15/2040 (i)	275,000	263,660
Vermont St Stud Assit Corp Series 2024 A, 4% 6/15/2035 (i)	430,000	401,433
Vermont St Stud Assit Corp Series 2024 A, 5.25% 6/15/2034 (i)	700,000	732,981
		8,470,291
Housing - 0.0%
Vermont Hsg Fin Agy (Vermont Hsg Purp Bond Prog 7/1/07 Proj.) 3.75% 11/1/2050	54,000	53,871
Vermont Hsg Fin Agy (Vermont Hsg Purp Bond Prog 7/1/07 Proj.) Series 2021A, 3% 11/1/2051	747,000	724,097
Vermont Hsg Fin Agy 6% 11/1/2053	661,000	711,726
		1,489,694
Other - 0.0%
Vermont Economic Dev Auth Solid Waste Disp Rev 4.375% tender 6/1/2052 (c)(h)(i)	245,000	239,694
Vermont Edl & Hlth Bldgs Fin Agy Series 2023, 5.25% 10/1/2052 (h)	275,000	217,941
		457,635
Resource Recovery - 0.0%
Vermont Economic Dev Auth Solid Waste Disp Rev Series 2013, 4.625% tender 4/1/2036 (c)(h)(i)	220,000	221,278
TOTAL VERMONT		10,638,898
Virgin Islands - 0.2%
Special Tax - 0.2%
Matching Fund Special Purpose Securitization Corp Series 2022A, 5% 10/1/2025	75,000	75,281
Matching Fund Special Purpose Securitization Corp Series 2022A, 5% 10/1/2026	365,000	367,825
Matching Fund Special Purpose Securitization Corp Series 2022A, 5% 10/1/2030	3,250,000	3,317,910
Matching Fund Special Purpose Securitization Corp Series 2022A, 5% 10/1/2032	4,385,000	4,474,087
Matching Fund Special Purpose Securitization Corp Series 2022A, 5% 10/1/2039	13,505,000	12,950,357
Virgin Islands Pub Fin Auth Gen. Oblig. Series 2012A, 5% 10/1/2032	500,000	494,563
Virgin Islands Pub Fin Auth Gen. Oblig. Series 2014, 5% 10/1/2030 (h)	600,000	598,749
Virgin Islands Pub Fin Auth Gen. Oblig. Series 2014, 5% 10/1/2039 (h)	300,000	280,297
Virgin Islands Pub Fin Auth Gen. Oblig. Series 2014C, 5% 10/1/2039	1,500,000	1,503,547
		24,062,616
Transportation - 0.0%
Virgin Islands Pub Fin Auth Series 2015, 5% 9/1/2030 (h)	300,000	301,360
TOTAL VIRGIN ISLANDS		24,363,976
Virginia - 1.4%
Education - 0.1%
Farmville VA Indl Dev Auth Edl Facs Rev (Longwood Housing Foundation LLC Proj.) Series 2020 A, 5% 1/1/2059	350,000	302,652
Lynchburg VA Economic Dev Authrev Series 2018, 5% 9/1/2048	250,000	234,056
Roanoke VA Economic Dev Auth Edl Facs Rev (Lynchburg College Proj.) Series 2018A, 5% 9/1/2027	30,000	30,536
Roanoke VA Economic Dev Auth Edl Facs Rev Series 2018A, 4% 9/1/2048	300,000	225,334
Salem Economic Development Authority (Roanoke College Proj.) 4% 4/1/2038	20,000	18,056
Salem Economic Development Authority (Roanoke College Proj.) 4% 4/1/2039	15,000	13,328
Salem Economic Development Authority (Roanoke College Proj.) 4% 4/1/2040	20,000	17,435
Salem Economic Development Authority (Roanoke College Proj.) 4% 4/1/2045	50,000	40,579
Salem Economic Development Authority (Roanoke College Proj.) 5% 4/1/2026	20,000	20,172
Salem Economic Development Authority (Roanoke College Proj.) 5% 4/1/2027	20,000	20,456
Salem Economic Development Authority (Roanoke College Proj.) 5% 4/1/2028	30,000	30,860
Salem Economic Development Authority (Roanoke College Proj.) 5% 4/1/2029	35,000	36,252
Salem Economic Development Authority (Roanoke College Proj.) 5% 4/1/2049	65,000	59,164
Salem Economic Development Authority (Roanoke College Proj.) Series 2025, 5% 4/1/2040 (m)	1,000,000	983,990
Virginia College Bldg Auth Edl (Marymount University Proj, VA Proj.) Series 2015A, 5% 7/1/2030 (h)	665,000	617,764
Virginia College Bldg Auth Edl (Marymount University Proj, VA Proj.) Series 2015A, 5% 7/1/2035 (h)	200,000	173,763
Virginia College Bldg Auth Edl (Marymount University Proj, VA Proj.) Series 2015A, 5% 7/1/2045 (h)	440,000	336,479
Virginia College Bldg Auth Edl (Marymount University Proj, VA Proj.) Series 2015B, 5% 7/1/2045 (h)	1,360,000	1,040,028
Virginia College Bldg Auth Edl (Marymount University Proj, VA Proj.) Series 2015B, 5.25% 7/1/2030 (h)	380,000	357,045
Virginia College Bldg Auth Edl (Marymount University Proj, VA Proj.) Series 2015B, 5.25% 7/1/2035 (h)	405,000	359,164
Virginia College Bldg Auth Edl Series 2015A, 5% 7/1/2025 (h)	215,000	214,651
Virginia College Bldg Auth VA Edl Facs Rev Pub Higher Ed Fing Prog 4% 9/1/2042	6,375,000	5,888,944
Virginia Small Business Fing Auth Rev (Hampton Univ, VA Proj.) Series 2014, 5.25% 10/1/2029	130,000	130,210
Williamsburg VA Economic Dev Auth Student Hsg Rev Series 2023A, 4.125% 7/1/2058 (Assured Guaranty Ltd Insured)	3,100,000	2,725,247
Williamsburg VA Economic Dev Auth Student Hsg Rev Series 2023A, 5.25% 7/1/2053 (Assured Guaranty Ltd Insured)	205,000	212,355
		14,088,520
Electric Utilities - 0.0%
Louisa VA (Virginia Electric And Power Co Proj.) Series 2008B, 0.75% tender 11/1/2035 (c)	885,000	875,572
Escrowed/Pre-Refunded - 0.0%
Greater Richmond Convention Ctr Auth VA Hotel Tax Rev Series 2015, 5% 6/15/2031 (Pre-refunded to 6/15/2025 at 100)	1,370,000	1,370,928
Hampton Rds VA Transn Accountability Commn Rev Series 2018 A, 5.5% 7/1/2057 (Pre-refunded to 1/1/2028 at 100)	2,965,000	3,160,500
		4,531,428
General Obligations - 0.3%
Alexandria VA Gen. Oblig. Series 2021A, 1.875% 12/15/2037	4,085,000	2,912,238
Alexandria VA Gen. Oblig. Series 2021A, 2% 12/15/2038	4,160,000	2,956,293
Alexandria VA Gen. Oblig. Series 2021A, 2% 12/15/2039	605,000	416,160
Alexandria VA Gen. Oblig. Series 2021A, 2% 12/15/2040	1,000,000	669,032
City of Chesapeake VA Gen. Oblig. Series 2020 A, 5% 8/1/2034	65,000	70,257
City of Chesapeake VA Gen. Oblig. Series 2020 A, 5% 8/1/2035	75,000	80,565
Fairfax Cnty VA Series 2022A, 2% 10/1/2041	7,000,000	4,600,371
VA Port Auth Comwlth Port Rev (Virginia St Proj.) Series 2023 A, 5.25% 7/1/2048	500,000	521,852
Virginia College Bldg Auth Edl (Virginia St Proj.) Series 2015 D, 3% 2/1/2026	1,000,000	998,903
Virginia College Bldg Auth Edl (Virginia St Proj.) Series 2021 A, 4% 2/1/2034	4,345,000	4,433,470
Virginia College Bldg Auth Edl (Virginia St Proj.) Series 2021 A, 4% 2/1/2035	6,250,000	6,344,244
Virginia Comwlth Transn Brd Tr (Virginia St Proj.) 5% 5/15/2032	130,000	134,935
Virginia Comwlth Transn Brd Tr (Virginia St Proj.) 5% 5/15/2033	110,000	113,904
Virginia Comwlth Transn Brd Tr Series 2019, 3% 5/15/2037	4,000,000	3,470,441
Virginia St Pub Bldg Auth Pub (Virginia St Proj.) Series 2019A, 4% 8/1/2036	1,625,000	1,619,175
Virginia St Pub Sch Auth Sch Fing (Virginia St Proj.) Series 2017 B, 2.25% 8/1/2029	1,205,000	1,134,480
		30,476,320
Health Care - 0.3%
Arlington Cnty VA Ida Hosp Fac (Virginia Hosp Ctr Arl Hlth Sys Proj.) Series 2020, 3.75% 7/1/2050	1,750,000	1,391,852
Arlington Cnty VA Ida Hosp Fac (Virginia Hosp Ctr Arl Hlth Sys Proj.) Series 2020, 4% 7/1/2038	205,000	200,426
Arlington Cnty VA Ida Hosp Fac (Virginia Hosp Ctr Arl Hlth Sys Proj.) Series 2020, 4% 7/1/2045	1,180,000	1,045,805
Arlington Cnty VA Ida Hosp Fac (Virginia Hosp Ctr Arl Hlth Sys Proj.) Series 2020, 5% 7/1/2027	240,000	249,142
Arlington Cnty VA Ida Hosp Fac (Virginia Hosp Ctr Arl Hlth Sys Proj.) Series 2020, 5% 7/1/2036	480,000	502,799
Arlington Cnty VA Ida Hosp Fac (Virginia Hosp Ctr Arl Hlth Sys Proj.) Series 2023 A, 5% tender 7/1/2053 (c)	4,900,000	5,240,570
Fairfax Cnty VA Indl Dev Auth (Inova Health System Proj.) Series A, 5% 5/15/2031	590,000	598,966
Henrico Cnty VA Eco Dev Auth Res Care Fac Rev Series 2022A, 5% 10/1/2047	575,000	577,890
Henrico Cnty VA Eco Dev Auth Res Care Fac Rev Series 2022A, 5% 10/1/2052	1,590,000	1,583,157
Isle of Wight County Economic Development Authority (Riverside Health System Proj.) Series 2023, 4.75% 7/1/2053 (Assured Guaranty Ltd Insured)	1,500,000	1,441,010
Isle of Wight County Economic Development Authority (Riverside Health System Proj.) Series 2023, 5.25% 7/1/2053 (Assured Guaranty Municipal Corp Insured)	750,000	758,716
Lynchburg Economic Development Authority (Centra Health Proj.) Series 2021, 3% 1/1/2051	1,310,000	889,177
Lynchburg Economic Development Authority (Centra Health Proj.) Series 2021, 4% 1/1/2055	1,065,000	850,217
Norfolk VA Economic Dev Auth Hosp Facs Rev (Sentara Hlth Sys Obl Group Proj.) Series 2018 A, 5% tender 11/1/2048 (c)	745,000	786,990
Norfolk VA Economic Dev Auth Hosp Facs Rev (Sentara Hlth Sys Obl Group Proj.) Series 2018B, 4% 11/1/2048	2,655,000	2,303,239
Norfolk VA Redev & Hsg Auth (Fort Norfolk Retirement Community Harbors Edge Proj.) 5% 1/1/2035	565,000	553,609
Norfolk VA Redev & Hsg Auth (Fort Norfolk Retirement Community Harbors Edge Proj.) 5% 1/1/2046	725,000	621,115
Norfolk VA Redev & Hsg Auth (Fort Norfolk Retirement Community Harbors Edge Proj.) 5.375% 1/1/2035	880,000	880,025
Norfolk VA Redev & Hsg Auth (Fort Norfolk Retirement Community Harbors Edge Proj.) 5.375% 1/1/2046	600,000	543,104
Norfolk VA Redev & Hsg Auth Series A, 5% 1/1/2049	455,000	381,160
Roanoke VA Economic Dev Auth Hosp Rev (Carilion Health System Proj.) Series 2020 A, 3% 7/1/2045	1,000,000	752,367
Rockingham Cnty VA Economic Dev Auth Haelth Care Facs Rev (Sentara Hospital Proj.) Series 2021 A, 3% 11/1/2046	2,755,000	1,931,937
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 3% 6/15/2029	100,000	97,219
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 4% 6/15/2037	110,000	103,292
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2027	185,000	188,051
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2028	55,000	55,844
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2030	80,000	81,126
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2033	70,000	70,770
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2034	100,000	100,964
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2035	270,000	272,262
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2036	665,000	669,708
Virginia Comwlth Univ Health Sys Auth Rev Series A, 4% 7/1/2040	2,805,000	2,649,839
Virginia Small Business Fing Auth Healthcare Facs Rev (Mercy Health/OH Proj.) Series 2020A, 4% 12/1/2049	2,460,000	2,073,864
Virginia Small Business Fing Auth Residential Care Fac Rev (Lifespire of VA Proj.) 5.5% 12/1/2054	300,000	302,291
Virginia Small Business Fing Auth Residential Care Fac Rev Series 2017 C, 5% 6/1/2052	685,000	618,653
Virginia Small Business Fing Auth Rev Series 2020A, 4% 1/1/2045	400,000	338,634
Virginia Small Business Fing Auth Rev Series 2020A, 4% 1/1/2051	250,000	199,822
Virginia Small Business Fing Auth Rev Series 2020A, 5% 1/1/2033	400,000	416,690
Virginia Small Business Fing Auth Rev Series 2020A, 5% 1/1/2035	655,000	676,142
Winchester Economic Development Authority (Valley Health Proj.) 5% 1/1/2034	185,000	185,964
Winchester Economic Development Authority (Valley Health Proj.) 5% 1/1/2035	185,000	185,815
Winchester Economic Development Authority (Valley Health Proj.) 5% 1/1/2044	260,000	254,933
		33,625,156
Housing - 0.0%
Fairfax Cnty VA Redev & Hsg Series 2019, 5% 10/1/2035	830,000	864,046
Farmville VA Indl Dev Auth Edl Facs Rev Series 2018 A, 5% 1/1/2048	300,000	271,344
Farmville VA Indl Dev Auth Edl Facs Rev Series 2018 A, 5% 1/1/2055	900,000	787,998
Virginia St Hsg Dev Auth Mtg Series 2023 E SUB E 2, 4.6% 10/1/2054	4,445,000	4,198,556
		6,121,944
Industrial Development - 0.0%
Arlington Cnty VA Indl Dev Auth Rev Series 2017, 5% 2/15/2043	400,000	403,174
Williamsburg VA Economic Dev Auth Dining Lease Rev Series 2023 B, 4.375% 7/1/2063	1,025,000	909,810
		1,312,984
Other - 0.1%
Arlington Cnty VA Ida Hosp Fac 3.75% 7/1/2050	750,000	606,332
James City Cnty VA Economic Dev Auth Residential Care Fac Rev Series 2024 C 1, 5.75% 12/1/2028	640,000	640,191
Lynchburg VA Gen. Oblig. Series 2020, 2.375% 8/1/2039	1,035,000	767,262
Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig Series 2018, 4.5% 9/1/2045 (h)	205,000	177,684
Virginia Beach VA Dev Auth Residential Care Fac Rev Series 2023A, 5.75% 9/1/2033	2,580,000	2,831,775
Virginia Beach VA Dev Auth Residential Care Fac Rev Series 2023A, 6.5% 9/1/2043	3,145,000	3,422,270
Virginia Housing Development Authority 4.7% 7/1/2055	1,300,000	1,229,295
Virginia St Hsg Dev Autho 4.65% 9/1/2055	550,000	516,905
Virginia St Hsg Dev Autho 5.15% 11/1/2052	1,350,000	1,362,115
		11,553,829
Resource Recovery - 0.0%
Charles City Cnty VA Indl Dev Auth Solid Waste Disp Rev (Waste Management Inc Del Proj.) 1.45% tender 4/1/2027 (c)(i)	85,000	80,694
Tobacco Bonds - 0.0%
Tobacco Settlement Fing Corp V 5% 6/1/2047	1,000,000	863,333
Tobacco Settlement Fing Corp V 6.706% 6/1/2046	1,080,000	850,526
Tobacco Settlement Fing Corp V Series 2007C, 0% 6/1/2047 (j)	6,265,000	1,587,251
		3,301,110
Transportation - 0.6%
Chesapeake Bay Brdg & Tunl Dis VA Rev Series 2016, 5% 7/1/2041 (Assured Guaranty Ltd Insured)	1,265,000	1,271,000
Chesapeake Bay Brdg & Tunl Dis VA Rev Series 2016, 5% 7/1/2046	4,380,000	4,318,083
Chesapeake Bay Brdg & Tunl Dis VA Rev Series 2016, 5% 7/1/2051	2,535,000	2,467,948
Virginia Port Auth Port Fac Rev Series 2016 B, 5% 7/1/2041 (i)	1,530,000	1,507,882
Virginia Port Auth Port Fac Rev Series 2016 B, 5% 7/1/2045 (i)	2,345,000	2,266,503
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC Proj.) Series 2017, 5% 12/31/2049 (i)	1,845,000	1,743,883
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC Proj.) Series 2017, 5% 12/31/2052 (i)	3,390,000	3,160,365
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC Proj.) Series 2017, 5% 12/31/2056 (i)	3,025,000	2,793,736
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 4% 1/1/2041 (i)	215,000	190,807
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 4% 1/1/2048 (i)	9,985,000	8,240,039
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 4% 7/1/2039 (i)	600,000	548,311
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 5% 1/1/2036 (i)	335,000	344,062
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 5% 7/1/2032 (i)	2,300,000	2,405,921
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 5% 7/1/2033 (i)	820,000	853,269
Virginia Small Business Fing Auth Rev (95 Express Lanes LLC Proj.) Series 2022, 5% 7/1/2037 (i)	365,000	371,455
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 3% 1/1/2041 (i)	1,000,000	765,986
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 1/1/2035 (i)	2,635,000	2,530,922
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 1/1/2037 (i)	4,355,000	4,106,318
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 1/1/2038 (i)	2,935,000	2,733,522
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 1/1/2039 (i)	1,180,000	1,086,441
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 1/1/2040 (i)	4,000,000	3,609,971
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 7/1/2032 (i)	785,000	771,139
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 7/1/2035 (i)	1,740,000	1,663,974
Virginia Small Business Fing Auth Rev 5% 12/31/2047 (i)	3,485,000	3,494,362
Virginia Small Business Fing Auth Rev Series 2022, 5% 12/31/2042 (i)	1,000,000	1,005,441
Virginia Small Business Fing Auth Rev Series 2022, 5% 12/31/2052 (i)	2,490,000	2,457,357
Virginia Small Business Fing Auth Rev Series 2022, 5% 12/31/2057 (i)	4,015,000	3,893,439
		60,602,136
Water & Sewer - 0.0%
Newport News VA Wtr Rev 2% 7/15/2040	3,075,000	2,063,228
TOTAL VIRGINIA		168,632,921
Washington - 1.5%
Education - 0.0%
Washington St Higher Ed Facs (Gonzaga University Proj.) 4% 4/1/2041	630,000	576,657
Washington St Higher Ed Facs (Gonzaga University Proj.) Series 2019 A, 3% 4/1/2049	2,180,000	1,515,480
Washington St Higher Ed Facs (Whitworth University Proj.) 5% 10/1/2025	30,000	30,104
Washington St Higher Ed Facs (Whitworth University Proj.) 5% 10/1/2027	260,000	262,592
Washington St Higher Ed Facs (Whitworth University Proj.) 5% 10/1/2028	270,000	272,465
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2026	130,000	131,901
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2034	185,000	185,283
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2035	330,000	330,016
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2036	415,000	410,995
Washington St Hsg Fin Commn Nonprofit Rev (Seattle Academy Arts Sciences Proj.) Series 2023, 6.25% 7/1/2059 (h)	2,920,000	3,102,135
		6,817,628
Electric Utilities - 0.0%
Chelan Cnty WA Pub Col River 0% 6/1/2028 (National Public Finance Guarantee Corporation Insured) (j)	85,000	76,943
Douglas Cnty WA Pub Util Dist No 1 Wells Series 2022B, 5% 9/1/2047	2,000,000	2,048,994
Energy Norwthwest WA Elec Rev (Bonneville Power Administration Proj.) Series 2020 A, 5% 7/1/2037	700,000	738,810
Energy Norwthwest WA Elec Rev Series 2020 A, 5% 7/1/2035 (Bonneville Power Administration Guaranteed)	750,000	799,796
Energy Norwthwest WA Elec Rev Series 2021 A, 4% 7/1/2042 (Bonneville Power Administration Guaranteed)	2,360,000	2,198,484
Pend Oreille Cnty Wash Pub Util Dist No 001 Box Canyon Series 2018, 5% 1/1/2048	300,000	300,758
Tacoma WA Elec Sys Rev Series 2017, 5% 1/1/2037	55,000	55,965
Tacoma WA Elec Sys Rev Series 2017, 5% 1/1/2038	55,000	55,889
		6,275,639
General Obligations - 0.4%
Adams County Public Hospital District No 2 Gen. Oblig. Series 2014, 5.125% 12/1/2044	375,000	345,488
Fircrest Properties (State of Washington Proj.) Series 2024, 5.5% 6/1/2049	2,500,000	2,634,523
Grays Hbr Cnty Wash Pub Hosp Dist No 2 Gen. Oblig. Series 2018, 5% 12/15/2033	400,000	404,177
Grays Hbr Cnty Wash Pub Hosp Dist No 2 Gen. Oblig. Series 2018, 5% 12/15/2038	510,000	501,208
Grays Hbr Cnty Wash Pub Hosp Dist No 2 Gen. Oblig. Series 2018, 5% 12/15/2048	985,000	887,615
King County WA Gen. Oblig. Series 2017, 4% 7/1/2033	2,500,000	2,519,307
State of Washington Gen. Oblig. Series 2017A, 5% 8/1/2027	55,000	56,210
State of Washington Gen. Oblig. Series 2017D, 5% 2/1/2033	545,000	558,804
State of Washington Gen. Oblig. Series 2017D, 5% 2/1/2035	30,000	30,667
State of Washington Gen. Oblig. Series 2020C, 5% 2/1/2029	1,035,000	1,113,973
State of Washington Gen. Oblig. Series 2021 C, 5% 2/1/2041	750,000	779,410
State of Washington Gen. Oblig. Series 2021 C, 5% 2/1/2044	4,435,000	4,555,343
State of Washington Gen. Oblig. Series 2021 F, 5% 6/1/2036	2,675,000	2,869,625
State of Washington Gen. Oblig. Series 2022 A, 5% 8/1/2035	7,700,000	8,336,155
State of Washington Gen. Oblig. Series 2022 A, 5% 8/1/2042	5,000,000	5,182,574
State of Washington Gen. Oblig. Series 2022C, 5% 2/1/2047	6,475,000	6,622,937
State of Washington Gen. Oblig. Series 2023A, 5% 8/1/2035	1,500,000	1,641,661
State of Washington Gen. Oblig. Series 2024 A, 5% 8/1/2038	1,140,000	1,225,762
State of Washington Gen. Oblig. Series 2024 A, 5% 8/1/2041	1,150,000	1,210,366
State of Washington Gen. Oblig. Series 2024 D, 5% 6/1/2025	1,920,000	1,920,102
State of Washington Gen. Oblig. Series 2024 D, 5% 6/1/2042	1,230,000	1,286,595
State of Washington Gen. Oblig. Series R 2017A, 5% 8/1/2028	55,000	56,185
State of Washington Gen. Oblig. Series R 2017A, 5% 8/1/2030	300,000	306,014
State of Washington Gen. Oblig. Series R 2022 D, 4% 7/1/2036	2,050,000	2,062,855
State of Washington Gen. Oblig. Series R 2022 D, 4% 7/1/2037	1,425,000	1,414,490
Tacoma Wash Gen. Oblig. Series 2021 A, 3% 12/1/2035	1,025,000	909,005
Whidbey Island Wash Pub Hosp Dist Series 2013, 5.375% 12/1/2039	400,000	365,520
		49,796,571
Health Care - 0.4%
Jefferson Cnty Wash Pub Hosp Dist No 2 Hosp Rev Series 2023A, 6.875% 12/1/2053	1,500,000	1,511,044
Skagit Cnty Wash Pub Hosp Dist No 1 Rev Series 2024, 5.5% 12/1/2041	500,000	517,104
WA St Hsg Fin Commission (Humangood National Obligated Grp Proj.) 5% 7/1/2048 (h)	295,000	259,981
WA St Hsg Fin Commission Series 2018A, 5% 7/1/2048 (h)	405,000	277,552
WA St Hsg Fin Commission Series 2018A, 5% 7/1/2053 (h)	100,000	65,677
WA St Hsg Fin Commission Series 2019A, 5% 1/1/2055 (h)	2,350,000	2,006,917
WA St Hsg Fin Commission Series 2021 A, 4% 1/1/2041 (h)	350,000	267,094
WA St Hsg Fin Commission Series 2021 A, 4% 1/1/2051 (h)	300,000	194,310
WA St Hsg Fin Commission Series 2021 A, 4% 1/1/2057 (h)	300,000	184,949
WA St Hsg Fin Commission Series A, 5% 1/1/2046 (h)	455,000	405,249
WA St Hsg Fin Commission Series A, 5% 1/1/2051 (h)	1,735,000	1,505,426
WA St Hsg Fin Commission Series A, 7% 7/1/2045 (Pre-refunded to 7/1/2025 at 100) (h)	1,205,000	1,208,028
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2025	15,000	15,044
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2026	15,000	15,296
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2027	105,000	108,946
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2029	125,000	127,159
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) 5% 8/15/2030	55,000	55,822
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2017, 4% 8/15/2042	3,260,000	2,916,533
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2017, 5% 8/15/2036	30,000	29,971
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2019 A 1, 5% 8/1/2034	105,000	109,053
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2019 A 1, 5% 8/1/2037	55,000	56,198
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2035	160,000	165,346
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2039	65,000	65,807
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2044	500,000	491,943
Washington St Health Care Facs Auth Rev (Commonspirit Health Proj.) Series 2019 B 2, 5% tender 8/1/2049 (c)	965,000	966,434
Washington St Health Care Facs Auth Rev (Commonspirit Health Proj.) Series 2019 B 3, 5% tender 8/1/2049 (c)	6,400,000	6,443,731
Washington St Health Care Facs Auth Rev (Fred Hutchinson Cancer Research Center Proj.) 5% 9/1/2038	130,000	134,318
Washington St Health Care Facs Auth Rev (Fred Hutchinson Cancer Research Center Proj.) 5% 9/1/2045	1,240,000	1,233,648
Washington St Health Care Facs Auth Rev (Fred Hutchinson Cancer Research Center Proj.) 5% 9/1/2050	530,000	518,267
Washington St Health Care Facs Auth Rev (Fred Hutchinson Cancer Research Center Proj.) 5% 9/1/2055	3,705,000	3,601,053
Washington St Health Care Facs Auth Rev (Multicare Health System, WA Proj.) Series 2017B, 4% 8/15/2041	215,000	195,045
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2025	100,000	100,049
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2027	185,000	189,312
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2028	230,000	235,882
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2029	115,000	117,623
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2030	105,000	107,235
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2031	180,000	183,604
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2032	245,000	249,429
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2033	345,000	350,444
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2034	230,000	233,156
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2035	130,000	131,483
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2036	125,000	126,153
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2042	1,715,000	1,680,628
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) Series 2017 A, 4% 7/1/2042	370,000	330,261
Washington St Health Care Facs Auth Rev (Providence Health Systems Proj.) 5% 10/1/2025	625,000	625,357
Washington St Health Care Facs Auth Rev (Providence Health Systems Proj.) Series 2018 B, 5% 10/1/2030	65,000	67,118
Washington St Health Care Facs Auth Rev (Providence Health Systems Proj.) Series 2018 B, 5% 10/1/2031	85,000	87,319
Washington St Health Care Facs Auth Rev (Providence Health Systems Proj.) Series 2018 B, 5% 10/1/2032	60,000	61,455
Washington St Health Care Facs Auth Rev (Providence Health Systems Proj.) Series 2018 B, 5% 10/1/2033	140,000	143,466
Washington St Health Care Facs Auth Rev (Virginia Mason Medical Ctr WA Proj.) Series 2017, 5% 8/15/2037	365,000	362,850
Washington St Health Care Facs Auth Rev Series 2019 A 1, 4% 8/1/2044	180,000	156,972
		31,192,741
Housing - 0.1%
King Cnty Wash Hsg Auth Hsg Rev (King Cnty WA Mhsg Rev 2019 Proj.) Series 2021, 4% 12/1/2029	45,000	45,473
King Cnty Wash Hsg Auth Hsg Rev (King Cnty WA Mhsg Rev 2019 Proj.) Series 2021, 4% 6/1/2026	400,000	402,674
King Cnty Wash Hsg Auth Hsg Rev (King Cnty WA Mhsg Rev 2019 Proj.) Series 2021, 4% 6/1/2028	255,000	258,340
Seattle Wash Hsg Auth Rev Series 2021, 1% 6/1/2026	1,760,000	1,703,797
Washington St Hsg Fin Comm (Lihtc 2021-1 WA Proj.) Series 1 Class A, 3.5% 12/20/2035	4,619,712	4,286,480
Washington St Hsg Fin Comm 2.65% 12/1/2040	1,000,000	748,785
Washington St Hsg Fin Comm Series 1 Class A, 3.375% 4/20/2037	3,450,561	3,105,993
		10,551,542
Industrial Development - 0.0%
Washington Economic Development Finance Authority Series 2020 A, 5.625% 12/1/2040 (h)(i)	250,000	249,874
Lease Revenue - 0.0%
State of Washington Gen. Oblig. 5% 6/1/2033	1,000,000	1,127,752
State of Washington Gen. Oblig. Series 2025 C, 5% 2/1/2030	1,500,000	1,639,429
		2,767,181
Other - 0.2%
Everett Housing Authority/WA Series 2022, 4% 7/1/2037	2,700,000	2,515,983
Grant Cnty Wash Pub Hosp Dist No 1 Gen. Oblig. Series 2023, 5.125% 12/1/2048	250,000	243,324
Vancouver Housing Authority Series 2024B, 4.5% 10/1/2042	220,000	213,017
WA St Hsg Fin Commission Series 2023A, 5% 7/1/2043	260,000	260,631
WA St Hsg Fin Commission Series 2023A, 5% 7/1/2048	230,000	225,600
Washington St Hsg Fin Commn Nonprofit Rev Series 2024, 5.5% 7/1/2049	1,710,000	1,744,524
Washington St Hsg Fin Commn Nonprofit Rev Series 2024, 5.5% 7/1/2059	3,660,000	3,703,258
Washington St Hsg Fin Commn Nonprofit Rev Series 2025A, 5% 7/1/2045 (h)	2,375,000	2,343,903
Washington St Hsg Fin Commn Nonprofit Rev Series 2025A, 5.25% 7/1/2055 (Build America Mutual Assurance Co Insured) (h)	4,195,000	4,136,484
Washington St Hsg Fin Commn Nonprofit Rev Series 2025A, 5.5% 7/1/2050 (h)	1,850,000	1,820,270
Washington St Hsg Fin Commn Nonprofit Rev Series 2025A, 5.75% 7/1/2060 (h)	1,760,000	1,748,494
Whatcom Cnty Wash Pub Util Dist No 001 5.5% 12/1/2041 (i)	285,000	300,409
		19,255,897
Special Tax - 0.2%
Central Puget Sound WA Regl Tran Auth Sales & Use Tax Rev Series 2016 S 1, 5% 11/1/2046	2,000,000	2,099,776
Spokane WA Pub Facs Dist Sales Series 2017, 5% 12/1/2038	75,000	76,355
State of Washington Gen. Oblig. Series R 2025 D, 5% 8/1/2039	1,750,000	1,892,771
Washington St Convention Ctr Pub Facs Dist Series 2018, 4% 7/1/2058	485,000	397,790
Washington St Convention Ctr Pub Facs Dist Series 2018, 5% 7/1/2058	250,000	235,182
Washington St Convention Ctr Pub Facs Dist Series 2021 B, 3% 7/1/2043	500,000	378,838
Washington St Convention Ctr Pub Facs Dist Series 2021 B, 3% 7/1/2058	250,000	161,423
Washington St Convention Ctr Pub Facs Dist Series 2021 B, 3% 7/1/2058 (Assured Guaranty Municipal Corp Insured)	5,615,000	3,625,559
Washington St Convention Ctr Pub Facs Dist Series 2021, 3% 7/1/2043	395,000	295,412
Washington St Convention Ctr Pub Facs Dist Series 2021, 3% 7/1/2058	400,000	246,871
Washington St Convention Ctr Pub Facs Dist Series 2021, 4% 7/1/2031	8,980,000	9,034,530
		18,444,507
Transportation - 0.2%
Port Seattle WA Rev 5% 2/1/2028	110,000	111,185
Port Seattle WA Rev Series 2018A, 5% 5/1/2030 (i)	920,000	940,957
Port Seattle WA Rev Series 2019, 4% 4/1/2044 (i)	1,040,000	886,264
Port Seattle WA Rev Series 2019, 5% 4/1/2035 (i)	5,300,000	5,433,669
Port Seattle WA Rev Series 2019, 5% 4/1/2038 (i)	2,135,000	2,163,972
Port Seattle WA Rev Series 2019, 5% 4/1/2044 (i)	6,525,000	6,444,891
Port Seattle WA Rev Series 2021C, 5% 8/1/2025 (i)	1,120,000	1,122,952
Port Seattle WA Rev Series 2021C, 5% 8/1/2026 (i)	1,535,000	1,567,500
Port Seattle WA Rev Series 2021C, 5% 8/1/2027 (i)	950,000	980,065
Port Seattle WA Rev Series 2021C, 5% 8/1/2038 (i)	1,300,000	1,330,162
Port Seattle WA Rev Series 2022B, 4% 8/1/2047 (i)	320,000	268,424
Port Seattle WA Rev Series 2022B, 5% 8/1/2040 (i)	2,000,000	2,035,151
Port Seattle WA Rev Series 2022B, 5% 8/1/2041 (i)	1,000,000	1,011,168
Port Seattle WA Rev Series 2024B, 5.25% 7/1/2049 (i)	1,625,000	1,636,956
Port Seattle WA Rev Series B, 5% 10/1/2028 (i)	425,000	429,954
Port Seattle WA Rev Series B, 5% 10/1/2030 (i)	245,000	247,254
Port Seattle WA Rev Series C, 5% 5/1/2042 (i)	2,050,000	2,045,303
		28,655,827
Water & Sewer - 0.0%
King Cnty WA Swr Rev Series 2016A, 4% 7/1/2040	2,760,000	2,663,003
TOTAL WASHINGTON		176,670,410
West Virginia - 0.3%
Education - 0.0%
Glenville St College WVA Brd Governors Rev Series 2017, 5.25% 6/1/2047	250,000	212,380
Electric Utilities - 0.0%
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev (Appalachian Power Co Proj.) 1% tender 1/1/2041 (c)(i)	910,000	901,884
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev (Appalachian Power Co Proj.) Series 2015A, 3.375% tender 3/1/2040 (c)	635,000	630,835
		1,532,719
Health Care - 0.2%
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2031	200,000	206,572
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2032	160,000	164,849
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2033	105,000	107,839
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2043	700,000	676,232
West Virginia St Hosp Fin Auth Hosp Rev (Vandalia Health Proj.) Series 2023B, 5.375% 9/1/2053 (Assured Guaranty Ltd Insured)	5,080,000	5,255,752
West Virginia St Hosp Fin Auth Hosp Rev (Vandalia Health Proj.) Series 2023B, 5.5% 9/1/2048 (Assured Guaranty Ltd Insured)	5,810,000	6,111,972
West Virginia St Hosp Fin Auth Hosp Rev (Vandalia Health Proj.) Series 2023B, 6% 9/1/2048	1,000,000	1,070,278
West Virginia St Hosp Fin Auth Hosp Rev 4% 1/1/2037	300,000	283,685
West Virginia St Hosp Fin Auth Hosp Rev 4% 6/1/2051	1,495,000	1,295,121
West Virginia St Hosp Fin Auth Hosp Rev 4.125% 1/1/2047	450,000	388,163
West Virginia St Hosp Fin Auth Hosp Rev Series 2018 A, 5% 6/1/2052	2,625,000	2,545,776
West Virginia St Hosp Fin Auth Hosp Rev Series 2019A, 5% 9/1/2038	175,000	176,194
West Virginia St Hosp Fin Auth Hosp Rev Series 2019A, 5% 9/1/2039	50,000	50,131
		18,332,564
Housing - 0.0%
West Virginia St Hsg Dev Fd Series 2018 A, 3.75% 11/1/2038	125,000	114,859
West Virginia St Hsg Dev Fd Series 2024B, 3.8% 11/1/2029	1,505,000	1,515,118
		1,629,977
Industrial Development - 0.0%
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2025, 4.625% tender 4/15/2055 (c)(i)	1,955,000	1,943,137
Other - 0.0%
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2025, 5.45% tender 1/1/2055 (c)(h)(i)	780,000	774,977
Resource Recovery - 0.0%
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2010A, 0.625% tender 12/1/2038 (c)	710,000	697,672
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2013A, 3% tender 6/1/2037 (c)(i)	975,000	956,775
West Virginia Economic Dev Auth Sold Waste Disp Facs Rev Series 2014A, 4.7% tender 4/1/2036 (c)(i)	3,560,000	3,577,075
		5,231,522
Special Tax - 0.1%
City of Huntington WV Series 2024, 5.125% 6/1/2039	475,000	458,915
City of Huntington WV Series 2024, 5.625% 5/1/2050	475,000	449,869
City of Huntington WV Series 2024A, 5% 6/1/2039	500,000	477,954
City of Huntington WV Series 2024A, 5.5% 6/1/2049	450,000	426,205
Monongalia Cnty WVA Comm Spl Dist Excise Tax Rev Series 2017 A, 5.5% 6/1/2037 (h)	445,000	448,559
Monongalia Cnty WVA Comm Spl Dist Excise Tax Rev Series 2017 A, 5.75% 6/1/2043 (h)	445,000	447,294
Monongalia Cnty WVA Comm Spl Dist Excise Tax Rev Series 2021 A, 4.125% 6/1/2043 (h)	570,000	474,080
Monongalia Cnty WVA Comm Spl Dist Excise Tax Rev Series 2021 B, 4.875% 6/1/2043 (h)	780,000	707,857
Monongalia Cnty WVA Comm Spl Dist Excise Tax Rev Series 2023 A, 7% 6/1/2043 (h)	1,230,000	1,260,300
Monongalia Cnty WVA Commn Tax Increment Rev Series 2023 A, 5% 6/1/2033 (h)	895,000	917,411
Monongalia Cnty WVA Commn Tax Increment Rev Series 2023 A, 5.75% 6/1/2043 (h)	1,140,000	1,169,821
Monongalia Cnty WVA Commn Tax Increment Rev Series 2023 A, 6% 6/1/2053 (h)	1,710,000	1,756,888
Ohio Cnty WV Cnty Commn Tax increment Rev Series 2024, 5.25% 6/1/2044	90,000	88,858
		9,084,011
Transportation - 0.0%
West Virginia Parkways Authority Series 2021, 5% 6/1/2025	705,000	705,034
West Virginia Parkways Authority Series 2021, 5% 6/1/2026	705,000	718,965
West Virginia Parkways Authority Series 2021, 5% 6/1/2027	705,000	733,649
West Virginia Parkways Authority Series 2021, 5% 6/1/2028	1,060,000	1,122,964
		3,280,612
Water & Sewer - 0.0%
West Virginia St Wtr Dev Auth Series 2016 A II, 5% 11/1/2033	140,000	142,495
TOTAL WEST VIRGINIA		42,164,394
Wisconsin - 1.3%
Education - 0.2%
Public Fin Auth WI Ed Rev 5% 6/15/2042	130,000	125,648
Public Fin Auth WI Ed Rev 5.25% 6/15/2052	190,000	180,642
Public Fin Auth WI Ed Rev 5.375% 6/15/2057	180,000	172,949
Public Fin Auth WI Ed Rev 5.5% 6/15/2062	285,000	274,520
Public Fin Auth WI Ed Rev 6.25% 6/15/2048 (h)	705,000	686,321
Public Fin Auth WI Ed Rev Series 2015, 4.95% 3/1/2030 (h)	25,000	25,006
Public Fin Auth WI Ed Rev Series 2015, 5.25% 3/1/2035 (h)	25,000	25,006
Public Fin Auth WI Ed Rev Series 2017 A, 5.125% 6/15/2047 (h)	370,000	308,649
Public Fin Auth WI Ed Rev Series 2017, 5% 7/1/2037	115,000	114,452
Public Fin Auth WI Ed Rev Series 2017, 5% 7/1/2047	280,000	256,083
Public Fin Auth WI Ed Rev Series 2017, 5% 7/1/2052	605,000	540,340
Public Fin Auth WI Ed Rev Series 2019 A, 4% 6/15/2029 (h)	105,000	99,833
Public Fin Auth WI Ed Rev Series 2019 A, 5% 6/15/2039 (h)	140,000	122,482
Public Fin Auth WI Ed Rev Series 2019 A, 5% 6/15/2049 (h)	245,000	198,153
Public Fin Auth WI Ed Rev Series 2022 A, 5% 1/1/2042 (h)	500,000	438,474
Public Fin Auth WI Ed Rev Series 2024A, 4.5% 7/15/2049 (h)	200,000	172,762
Public Fin Auth WI Ed Rev Series 2025 A, 6.45% 4/1/2060 (h)	1,000,000	936,103
Public Fin Auth WI Revenue (Roseman Univ of Hlth Sciences Proj.) Series 2020, 5% 4/1/2040 (h)	410,000	395,249
Public Fin Auth WI Revenue (Roseman Univ of Hlth Sciences Proj.) Series 2020, 5% 4/1/2050 (h)	295,000	266,627
Public Fin Auth WI Revenue (Ultimate Medical Academy Proj.) 5% 10/1/2039 (h)	700,000	667,422
Public Fin Auth WI Revenue Series 2015, 5.875% 4/1/2045	400,000	395,115
Public Fin Auth WI Revenue Series 2020 A 1, 5% 1/1/2055 (h)	1,100,000	944,578
Public Fin Auth WI Revenue Series 2020 B, 0% 1/1/2060 (h)(j)	1,100,000	81,115
Public Fin Auth WI Revenue Series 2022, 4% 4/1/2032 (h)	410,000	393,897
Public Fin Auth WI Revenue Series 2023, 5.5% 7/1/2039 (i)	935,000	966,904
Public Fin Auth Wis Charter Sch Rev Series 2020 A, 4% 7/1/2030 (h)	55,000	52,375
Public Fin Auth Wis Charter Sch Rev Series 2020 A, 5% 7/1/2040 (h)	100,000	90,070
Public Fin Auth Wis Charter Sch Rev Series 2020 A, 5% 7/1/2055 (h)	205,000	166,335
Public Fin Auth Wis Charter Sch Rev Series 2023 A, 6.75% 7/1/2058 (h)	175,000	177,560
Public Fin Auth Wis Charter Sch Rev Series 2024A, 4.25% 6/15/2034	1,000,000	986,414
Public Fin Auth Wis Conference Ctr & Hotel Rev Series 2021 A, 4% 9/1/2036 (h)	400,000	348,922
Public Fin Auth Wis Conference Ctr & Hotel Rev Series 2021 A, 4% 9/1/2041 (h)	360,000	283,305
Public Fin Auth Wis Conference Ctr & Hotel Rev Series 2021 A, 4% 9/1/2051 (h)	1,240,000	840,141
Public Fin Auth Wis Conference Ctr & Hotel Rev Series 2021 A, 4% 9/1/2056 (h)	590,000	385,540
Public Fin Auth Wis Edl Fac Rev (Guilford College Proj.) Series 2016, 5.5% 1/1/2047	300,000	274,399
Public Fin Auth Wis Edl Fac Rev (Queens University of Charlotte Proj.) 5.25% 3/1/2042	755,000	739,252
Public Fin Auth Wis Edl Fac Rev (Queens University of Charlotte Proj.) 5.25% 3/1/2047	2,015,000	1,921,051
Public Fin Auth Wis Edl Fac Rev 4% 3/1/2027 (h)	795,000	775,628
Public Fin Auth Wis Edl Fac Rev Series 2024, 5% 2/1/2054	400,000	371,326
Public Fin Auth Wis Edl Rev Series 2019, 5% 6/15/2039	40,000	39,697
Public Fin Auth Wis Edl Rev Series 2019, 5% 6/15/2049	250,000	233,047
Public Fin Auth Wis Edl Rev Series 2019, 5% 6/15/2053	85,000	77,855
Public Fin Auth Wis Higher Edl Facs Rev (Gannon University Proj.) Series 2017, 5% 5/1/2042	235,000	221,158
Public Fin Auth Wis Higher Edl Facs Rev (Gannon University Proj.) Series 2017, 5% 5/1/2047	125,000	113,926
Public Fin Auth Wis Pooled Charter Sch Ctfs Ser 2023-1 Series CL A, 5.75% 7/1/2062	1,903,473	1,905,856
Public Fin Auth Wis Sr Living Rev (Ultimate Medical Academy Proj.) Series 2019A, 4% 1/1/2046	650,000	510,700
Wisconsin Health & Educational Facilities Authority (Marquette University, WI Proj.) Series 2019, 5% 10/1/2026	35,000	35,805
Wisconsin Health & Educational Facilities Authority (Marquette University, WI Proj.) Series 2019, 5% 10/1/2030	285,000	303,612
Wisconsin Health & Educational Facilities Authority (Marquette University, WI Proj.) Series 2019, 5% 10/1/2032	600,000	634,600
Wisconsin St Health & Edl Facs Auth Rev Series 2023 A, 4.75% 3/15/2043	130,000	120,948
Wisconsin St Health & Edl Facs Auth Rev Series 2023 A, 5% 3/15/2053	130,000	119,105
		20,516,957
Electric Utilities - 0.0%
Wisconsin Health & Educational Facilities Authority (Milwaukee Reg Med Center Thermal Proj.) 5% 4/1/2034	1,545,000	1,606,519
Escrowed/Pre-Refunded - 0.0%
Public Fin Auth WI Revenue Series 2020, 5% 4/1/2040 (Pre-refunded to 4/1/2030 at 100) (h)	15,000	16,195
Wisconsin Rapids School District 1.6% 4/1/2031 (Pre-refunded to 4/1/2028 at 100)	515,000	494,529
Wisconsin Rapids School District Series 2021, 2% 4/1/2031 (Pre-refunded to 4/1/2028 at 100)	215,000	206,453
		717,177
General Obligations - 0.0%
Howard Suamico WI Scd 2% 3/1/2038	810,000	582,512
Howard Suamico WI Scd Series 2021, 2% 3/1/2041 (Pre-refunded to 3/1/2028 at 100)	875,000	854,223
Kohler Wis Sch Dist 2% 3/1/2038	585,000	410,689
Public Fin Auth WI Revenue Series 2024, 5.5% 12/15/2032 (h)	644,496	622,796
Sun Prairie WI Area Sch Dist 2% 3/1/2041	1,500,000	958,733
Waunakee Wis Cmnty Sch Dist 3.25% 4/1/2028	475,000	473,817
Westosha Cent High Sch Dist Wis 2% 3/1/2040	1,490,000	971,126
Wisconsin Rapids School District Series 2021, 2% 4/1/2031	470,000	394,822
		5,268,718
Health Care - 0.5%
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 4% 6/1/2045	960,000	843,255
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 5% 6/1/2034	420,000	439,967
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 5% 6/1/2038	600,000	614,228
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) Series 2016 A, 5% 6/1/2026	975,000	986,413
Public Fin Auth WI Hosp Rev (Southeastern General Hosp, NC Proj.) Series 2021 A, 4% 2/1/2051	180,000	131,829
Public Fin Auth WI Hosp Rev (WakeMed Proj.) 5% 10/1/2044	460,000	449,751
Public Fin Auth WI Hosp Rev Series 2019A, 4% 10/1/2049	1,680,000	1,419,686
Public Fin Auth WI Revenue (Bayhealth Medical Center Inc Proj.) Series 2021 A, 3% 7/1/2050	1,150,000	809,750
Public Fin Auth WI Revenue 4% 1/1/2047	100,000	84,698
Public Fin Auth WI Revenue Series 2015A, 5% 9/1/2030 (h)	150,000	150,006
Public Fin Auth WI Revenue Series 2015A, 5% 9/1/2038 (h)	290,000	284,640
Public Fin Auth WI Revenue Series 2020, 5% 1/1/2040	300,000	296,204
Public Fin Auth WI Revenue Series 2020, 5% 1/1/2045	725,000	684,233
Public Fin Auth WI Revenue Series 2022, 4% 1/1/2052	105,000	84,902
Public Fin Auth WI Revenue Series 2023 A, 5% 6/1/2037 (h)	1,160,000	1,147,361
Public Fin Auth WI Revenue Series 2023 A, 5% 6/1/2052 (h)	1,140,000	995,680
Public Fin Auth Wis Health Care Sys Rev (Cone Health Proj.) Series 2022 A, 4% 10/1/2052	2,030,000	1,691,880
Public Fin Auth Wis Health Care Sys Rev (Cone Health Proj.) Series 2022 A, 5% 10/1/2052	2,000,000	2,000,555
Public Fin Auth Wis Retirement Fac Rev (Southminster NC Proj.) 5% 10/1/2043 (h)	1,520,000	1,425,314
Public Fin Auth Wis Retirement Fac Rev (Southminster NC Proj.) 5% 10/1/2048 (h)	805,000	727,128
Public Fin Auth Wis Retirement Fac Rev (Southminster NC Proj.) 5% 10/1/2053 (h)	1,370,000	1,205,695
Public Fin Auth Wis Retirement Fac Rev Series 2021, 4% 12/1/2056	500,000	379,029
Public Fin Auth Wis Retirement Fac Rev Series 2021A, 4% 10/1/2041	50,000	44,730
Public Fin Auth Wis Retirement Fac Rev Series 2021A, 4% 10/1/2046	65,000	54,049
Public Fin Auth Wis Retirement Fac Rev Series 2021A, 4% 10/1/2051	195,000	154,799
Public Fin Auth Wis Retirementcmntys Rev Series 2019A, 5% 11/15/2049	350,000	329,499
Public Fin Auth Wis Retirementcmntys Rev Series 2020A, 5% 11/15/2041	635,000	638,541
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5% 5/15/2028 (h)	190,000	191,109
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2037 (h)	490,000	490,011
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2042 (h)	475,000	453,088
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2047 (h)	1,015,000	930,389
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2052 (h)	935,000	829,673
Public Finance Authority (Blue Ridge Healthcare Proj.) Series 2020 A, 4% 1/1/2045	220,000	193,534
Univ of Wis Hosp & Clinics Auth (Uw Health Proj.) Series 2018 B, 2.85% 4/1/2048 (Liquidity Facility JPMorgan Chase Bank NA) VRDN (c)	2,040,000	2,040,000
Univ of Wis Hosp & Clinics Auth (Uw Health Proj.) Series 2021 B, 4% 4/1/2051	2,890,000	2,457,742
Wisconsin Health & Educational Facilities Authority (Ascension Health Credit Group Proj.) Series 2016 A, 5% 11/15/2036	605,000	609,205
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2030	20,000	21,283
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2031	20,000	21,199
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2032	20,000	21,155
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2033	20,000	21,076
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2034	20,000	21,004
Wisconsin Health & Educational Facilities Authority (Bellin Hosp Proj.) Series 2019 A, 5% 12/1/2035	30,000	31,391
Wisconsin Health & Educational Facilities Authority (Froedtert Thedacare Proj.) Series 2022A, 4% 4/1/2040	4,510,000	4,182,715
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Proj.) 5% 2/15/2028	290,000	293,189
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Proj.) Series 2020A, 4% 2/15/2037 (Assured Guaranty Municipal Corp Insured)	230,000	226,543
Wisconsin Health & Educational Facilities Authority (Medical College of WI Inc Proj.) Series 2016, 4% 12/1/2046	5,465,000	4,819,709
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital Proj.) Series 2019 B, 5% 7/1/2038	25,000	25,162
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital Proj.) Series 2019A, 5% 7/1/2044	30,000	30,041
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital Proj.) Series 2019A, 5% 7/1/2049	400,000	388,097
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2025	15,000	15,025
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2026	250,000	251,844
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2029	10,000	10,214
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2039	355,000	340,027
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2046	385,000	340,418
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2054	1,745,000	1,478,561
Wisconsin Health & Educational Facilities Authority Series 2017 C, 4% 2/15/2042	625,000	551,002
Wisconsin Health & Educational Facilities Authority Series 2017 C, 4% 2/15/2050	610,000	512,968
Wisconsin Health & Educational Facilities Authority Series 2017 C, 5% 2/15/2047	170,000	165,147
Wisconsin Health & Educational Facilities Authority Series 2017, 4% 8/15/2042	750,000	679,606
Wisconsin Health & Educational Facilities Authority Series 2017, 5% 6/1/2037	155,000	147,961
Wisconsin Health & Educational Facilities Authority Series 2017, 5% 6/1/2041	235,000	214,636
Wisconsin Health & Educational Facilities Authority Series 2020A, 4% 2/15/2036 (Assured Guaranty Ltd Insured)	255,000	253,975
Wisconsin St Health & Edl Facs Auth Rev (Aspirus Wausau Hospital Inc Proj.) Series 2021, 4% 8/15/2046	730,000	633,290
Wisconsin St Health & Edl Facs Auth Rev (Gundersen Clinic - LA Crosse Proj.) Series 2021 A, 3% 10/15/2038	885,000	730,012
Wisconsin St Health & Edl Facs Auth Rev (Gundersen Clinic - LA Crosse Proj.) Series 2021 A, 3% 10/15/2039	460,000	370,601
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 4.5% 2/15/2054 (Build America Mutual Assurance Co Insured)	2,260,000	2,129,122
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5.25% 2/15/2054	505,000	517,319
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5.5% 2/15/2054	875,000	915,476
Wisconsin St Health & Edl Facs Auth Rev 5.5% 12/1/2052	3,070,000	3,185,330
Wisconsin St Health & Edl Facs Auth Rev Series 2021, 4% 1/1/2037	665,000	609,798
Wisconsin St Health & Edl Facs Auth Rev Series 2021, 4% 1/1/2047	960,000	763,816
Wisconsin St Health & Edl Facs Auth Rev Series 2021, 4% 1/1/2057	1,400,000	1,023,739
		52,211,024
Housing - 0.1%
Public Fin Auth WI Ltd Oblig Pilot Rev Series 2017, 7% 12/1/2050 (h)	255,000	255,119
Public Fin Auth Wis Multifamily Hsg Rev Series 2024, 6.25% 2/1/2039 (h)	975,000	976,106
Public Fin Auth Wis Student Hsg Rev 4% 7/1/2061 (h)	1,300,000	941,324
Public Fin Auth Wis Student Hsg Rev 5.25% 7/1/2061 (h)	980,000	793,954
Public Fin Auth Wis Student Hsg Rev Series 2018, 5% 7/1/2036 (Assured Guaranty Ltd Insured)	105,000	107,526
Public Fin Auth Wis Student Hsg Rev Series 2018, 5% 7/1/2048 (Assured Guaranty Ltd Insured)	1,280,000	1,258,889
Public Fin Auth Wis Student Hsg Rev Series 2018, 5% 7/1/2053 (Assured Guaranty Ltd Insured)	760,000	728,843
Public Fin Auth Wis Student Hsg Rev Series 2018, 5% 7/1/2058 (Assured Guaranty Ltd Insured)	1,065,000	1,013,219
Public Fin Auth Wis Student Hsg Rev Series 2019A, 5% 7/1/2044 (Assured Guaranty Ltd Insured)	80,000	79,990
Public Fin Auth Wis Student Hsg Rev Series 2020 A, 4% 7/1/2045 (Assured Guaranty Ltd Insured)	170,000	152,093
Public Fin Auth Wis Student Hsg Rev Series 2020 A, 4% 7/1/2050 (Assured Guaranty Ltd Insured)	145,000	124,587
Public Fin Auth Wis Student Hsg Rev Series 2020 A, 4% 7/1/2055 (Assured Guaranty Ltd Insured)	165,000	137,819
Public Fin Auth Wis Student Hsg Rev Series 2021 A 1, 4% 7/1/2051 (h)	575,000	439,496
Public Fin Auth Wis Student Hsg Rev Series 2021 A2, 5.35% 7/1/2040 (h)	300,000	237,253
Wisconsin Hsg & Economic Dev Auth Home Ownership Rev (WI Home Ownership Proj.) Series 2021 A, 3% 3/1/2052	40,000	39,100
Wisconsin Hsg & Economic Dev Auth Home Ownership Rev (WI Home Ownership Proj.) Series 2023 A, 5% 3/1/2049	5,765,000	5,749,249
Wisconsin Hsg & Economic Dev Auth Home Ownership Rev 5% 9/1/2039	1,000,000	1,040,387
		14,074,954
Industrial Development - 0.1%
Public Fin Auth WI Proj Rev Series A 2, 7% 1/1/2050 (h)	550,000	565,627
Public Fin Auth WI Revenue (Mclemore Hotel Proj.) Series 2021 A, 4.5% 6/1/2056 (h)	8,170,000	5,964,100
Public Fin Auth WI Revenue (Mclemore Hotel Proj.) Series 2021 B, 6.5% 6/1/2056 (h)	1,870,000	1,477,300
Public Fin Auth WI Revenue Series 2024, 5% 7/15/2030 (h)	425,000	422,695
Public Fin Auth Wis Hotel Rev Series 2022 A, 5% 2/1/2042	795,000	795,934
Public Fin Auth Wis Hotel Rev Series 2022 A, 5% 2/1/2052	2,030,000	1,922,263
Public Fin Auth Wis Hotel Rev Series 2022 A, 5% 2/1/2062	1,755,000	1,639,228
Public Finance Authority Series 2016B, 5% 12/1/2025 (i)	1,140,000	1,141,795
Public Finance Authority Series 2016C, 4.3% 11/1/2030 (i)	705,000	695,571
Public Finance Authority Series 2016D, 4.05% 11/1/2030	350,000	343,632
		14,968,145
Lease Revenue - 0.0%
Public Fin Auth WI Ltd Oblig Grnt Rev Series B, 5.625% (f)(h)	1,105,000	1,069,088
Other - 0.3%
Public Fin Auth WI Affordable Hsg Multifamily Ctfs 7.125% 7/25/2034 (h)	1,675,000	1,721,898
Public Fin Auth WI Ltd Oblig Grnt Rev Series A, 6.25% 8/1/2027 (f)(h)	2,810,000	2,718,675
Public Fin Auth WI Proj Rev 5.25% 7/1/2042	1,775,000	1,826,398
Public Fin Auth WI Proj Rev 5.375% 7/1/2047	1,350,000	1,368,058
Public Fin Auth WI Proj Rev 5.5% 7/1/2052	1,490,000	1,505,696
Public Fin Auth WI Proj Rev 5.625% 7/1/2055	1,140,000	1,151,305
Public Fin Auth WI Revenue 0% 12/15/2037 (h)(j)	765,000	376,061
Public Fin Auth WI Revenue 5.25% 7/1/2044	1,545,000	1,586,730
Public Fin Auth WI Revenue Series 2025, 5.25% 11/15/2050	810,000	820,489
Public Fin Auth WI Revenue Series 2025, 5.25% 11/15/2055	1,920,000	1,939,555
Public Fin Auth Wis Edl Fac Rev Series 2025B, 6% 6/1/2028 (h)	1,000,000	997,362
Public Fin Auth Wis Multifamily Affordable Hsg Ctfs Series 2024 1 CL B 1, 6.81% 4/28/2036 (h)	2,225,000	2,258,274
Public Fin Auth Wis Student Hsg Rev 5% 5/1/2060 (h)	250,000	156,586
Public Fin Auth Wis Student Hsg Rev 5% 6/1/2030	600,000	621,153
Public Fin Auth Wis Student Hsg Rev 5.25% 6/1/2045	695,000	680,295
Public Fin Auth Wis Student Hsg Rev 5.25% 6/15/2055	825,000	819,625
Public Fin Auth Wis Student Hsg Rev 5.5% 6/15/2055	135,000	134,536
Public Fin Auth Wis Student Hsg Rev 9% 5/1/2071 (h)	150,000	72,686
Public Fin Auth Wis Student Hsg Rev Series 2023A, 5.75% 7/1/2053 (h)	300,000	294,234
Public Fin Auth Wis Student Hsg Rev Series 2023A, 5.75% 7/1/2063 (h)	4,810,000	4,634,994
Public Fin Auth Wis Student Hsg Rev Series 2024 A, 5.25% 6/1/2054	700,000	681,489
Public Fin Auth Wis Student Hsg Rev Series 2025 A, 5.5% 6/1/2055	600,000	590,180
Public Fin Auth Wis Student Hsg Rev Series 2025 C, 5% 6/15/2035	600,000	607,560
Public Fin Auth Wis Student Hsg Rev Series 2025 C, 5.5% 6/15/2045	500,000	486,033
Public Fin Auth Wis Student Hsg Rev Series 2025A, 5% 6/15/2039	400,000	412,159
Public Fin Auth Wis Student Hsg Rev Series 2025B, 5% 6/15/2030	200,000	209,077
Public Fin Auth Wis Student Hsg Rev Series 2025B, 5.25% 6/15/2035	300,000	317,895
Public Fin Auth Wis Student Hsg Rev Series 2025B, 5.25% 6/15/2045	400,000	397,801
Wisconsin Health & Edl Facs Auth Sr Living Rev Series 2024, 6% 7/1/2060	3,570,000	3,369,984
Wisconsin Hsg & Eda Hsg Rev Series 2021 A, 2.05% 11/1/2036	1,000,000	757,148
Wisconsin St Health & Edl Facs Auth Rev Series 2022, 4% 9/15/2036	105,000	97,538
Wisconsin St Health & Edl Facs Auth Rev Series 2022, 4% 9/15/2041	105,000	91,022
Wisconsin St Health & Edl Facs Auth Rev Series 2022, 4% 9/15/2045	90,000	73,805
Wisconsin St Health & Edl Facs Auth Rev Series 2024, 6% 10/1/2044	300,000	300,873
		34,077,174
Special Tax - 0.1%
Howard Suamico WI Scd 2% 3/1/2040 (Pre-refunded to 3/1/2028 at 100)	500,000	488,127
Mount Pleasant Wis Tax Increment Rev Series 2018 A, 5% 4/1/2043	420,000	425,763
Mount Pleasant Wis Tax Increment Rev Series 2018 A, 5% 4/1/2048	2,890,000	2,893,534
Public Fin Auth WI Revenue Series 2021, 4% 9/30/2051 (i)	750,000	590,420
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2032 (Assured Guaranty Municipal Corp Insured) (j)	140,000	103,387
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2033 (Assured Guaranty Municipal Corp Insured) (j)	135,000	95,015
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2034 (Assured Guaranty Municipal Corp Insured) (j)	125,000	83,649
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2035 (Assured Guaranty Ltd Insured) (j)	160,000	101,525
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2036 (Assured Guaranty Ltd Insured) (j)	155,000	93,002
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2037 (Assured Guaranty Ltd Insured) (j)	155,000	87,504
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2038 (Assured Guaranty Ltd Insured) (j)	160,000	84,564
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2039 (Assured Guaranty Ltd Insured) (j)	150,000	74,228
Wisconsin Ctr Dist Wis Tax Rv Series 2020 C, 0% 12/15/2040 (Assured Guaranty Ltd Insured) (j)	35,000	16,308
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2032 (Assured Guaranty Ltd Insured) (j)	135,000	100,434
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2033 (Assured Guaranty Ltd Insured) (j)	210,000	149,043
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2034 (Assured Guaranty Ltd Insured) (j)	200,000	135,094
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2035 (Assured Guaranty Ltd Insured) (j)	300,000	192,332
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2036 (Assured Guaranty Ltd Insured) (j)	310,000	188,114
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2037 (Assured Guaranty Ltd Insured) (j)	505,000	288,609
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2038 (Assured Guaranty Ltd Insured) (j)	545,000	291,881
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2039 (Assured Guaranty Ltd Insured) (j)	595,000	298,647
Wisconsin Ctr Dist Wis Tax Rv Series 2020 D, 0% 12/15/2040 (Assured Guaranty Ltd Insured) (j)	255,000	120,636
		6,901,816
Transportation - 0.0%
Public Fin Auth Wis Arpt Facs Rev (Transportation Infrastructure Properties, LLC Proj.) Series 2012B, 5% 7/1/2042 (i)	385,000	371,540
Public Fin Auth Wis Arpt Facs Rev (Transportation Infrastructure Properties, LLC Proj.) Series 2012B, 5.25% 7/1/2028 (i)	1,295,000	1,295,765
Public Fin Auth Wis Spl Fac Rev Series 2021, 4% 7/1/2041 (i)	500,000	430,146
Public Fin Auth Wis Spl Fac Rev Series 2021, 4.25% 7/1/2054 (i)	3,285,000	2,591,899
Public Fin Auth Wis Spl Fac Rev Series 2024 A, 5.5% 9/1/2030 (h)(i)	100,000	102,883
Public Fin Auth Wis Spl Fac Rev Series 2024 A, 5.75% 9/1/2035 (h)(i)	125,000	128,766
Public Fin Auth Wis Spl Fac Rev Series 2024 A, 6.25% 9/1/2046 (h)(i)	415,000	420,011
		5,341,010
TOTAL WISCONSIN		156,752,582
Wyoming - 0.0%
Health Care - 0.0%
Sublette Cnty Wyo Hosp Dist Rev 5% 6/15/2026	250,000	249,989
Housing - 0.0%
Wyoming Community Development Authority (WY Single Family Proj.) Series 2019 3, 3.75% 12/1/2049	55,000	54,919
Wyoming Community Development Authority (WY Single Family Proj.) Series 2022 1, 3.5% 6/1/2052	845,000	837,489
		892,408
TOTAL WYOMING		1,142,397
TOTAL MUNICIPAL SECURITIES (Cost $8,644,151,905)		8,392,530,601

Non-Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
Howard University 4.756% 10/1/2051	300,000	246,241
Toledo Hospital/The 6.015% 11/15/2048	600,000	526,500
Toll Road Investors Partnership II LP 0% 2/15/2026 (h)(n)	1,295,000	1,236,696
Toll Road Investors Partnership II LP 0% 2/15/2027 (h)(j)	181,000	162,309
Toll Road Investors Partnership II LP 0% 2/15/2028 (h)(j)	528,000	445,072
Toll Road Investors Partnership II LP 0% 2/15/2033 (h)(j)	790,000	440,934
Toll Road Investors Partnership II LP 0% 2/15/2043 (g)(h)(n)	4,816,466	1,565,352
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $4,600,940)		4,623,104

Money Market Funds - 2.7%
	Yield (%)	Shares	Value ($)
Fidelity Investments Money Market Government Portfolio - Institutional Class (d)(o)	4.22	260,308,898	260,308,898
Fidelity Municipal Cash Central Fund (p)(q)	2.43	51,801,902	51,812,262
Fidelity SAI Municipal Money Market Fund (d)(o)	2.20	2,730	2,731
Invesco Government & Agency Portfolio Institutional Class (o)	4.24	13,205,086	13,205,086
TOTAL MONEY MARKET FUNDS (Cost $325,328,978)			325,328,977

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $12,360,432,872)	12,054,656,082
NET OTHER ASSETS (LIABILITIES) - 0.3%	41,425,760
NET ASSETS - 100.0%	12,096,081,842

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Interest Rate Contracts
CBOT 10 Year Ultra US Treasury Bond Contracts (United States)	225	Sep 2025	25,382,813	(173,871)	(173,871)
CBOT US Treasury Long Bond Contracts (United States)	140	Sep 2025	15,837,500	(148,223)	(148,223)

TOTAL FUTURES CONTRACTS					(322,094)
The notional amount of futures sold as a percentage of Net Assets is 0.3%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Affiliated Fund
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Non-income producing - Security is in default.
(g)	Level 3 security
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $560,965,900 or 4.6% of net assets.

(i)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(j)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(k)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(l)	Provides evidence of ownership in one or more underlying municipal bonds. Coupon rates are determined by re-marketing agents based on current market conditions.
(m)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(n)	Principal Only Strips represent the right to receive the monthly principal payments.
(o)	The rate quoted is the annualized seven-day yield of the fund at period end.
(p)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Central Fund.
(q)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund	2,372,231	415,654,890	366,214,859	1,478,079	-	-	51,812,262	51,801,902	1.2%
Total	2,372,231	415,654,890	366,214,859	1,478,079	-	-	51,812,262

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Investments Money Market Government Portfolio - Institutional Class	125,729,973	1,350,801,107	1,216,222,182	5,798,441	-	-	260,308,898	260,308,898
Fidelity Investments Money Market Government Portfolio Class I	-	332,127	332,127	429	-	-	-	-
Fidelity SAI Enhanced Municipal Income Fund	-	30,142,616	-	142,622	-	(208,847)	29,933,769	3,045,144
Fidelity SAI Municipal Money Market Fund	2,652	79	-	79	-	-	2,731	2,730
	125,732,625	1,381,275,929	1,216,554,309	5,941,571	-	(208,847)	290,245,398

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Commercial Mortgage Securities	10,423,868	-	10,423,868	-

Fixed-Income Funds	3,321,749,532	3,321,749,532	-	-

Municipal Securities
Education	581,789,134	-	581,789,134	-
Electric Utilities	382,089,365	-	382,089,365	-
Escrowed/Pre-Refunded	32,633,480	-	32,633,480	-
General Obligations	1,822,833,977	-	1,822,833,977	-
Health Care	1,085,900,863	-	1,078,968,471	6,932,392
Housing	360,433,896	-	360,433,896	-
Industrial Development	191,917,561	-	191,917,561	-
Lease Revenue	44,938,980	-	44,938,980	-
Other	451,766,369	-	451,706,905	59,464
Pooled Loans	4,608,702	-	4,608,702	-
Resource Recovery	47,618,060	-	47,062,410	555,650
Special Tax	1,039,707,736	-	1,039,447,553	260,183
Synthetics	14,140,000	-	14,140,000	-
Tobacco Bonds	141,759,407	-	141,759,407	-
Transportation	1,753,892,999	-	1,753,892,999	-
Water & Sewer	436,500,072	-	436,370,072	130,000

Non-Convertible Corporate Bonds	4,623,104	-	3,057,752	1,565,352

Money Market Funds	325,328,977	325,328,977	-	-
Total Investments in Securities:	12,054,656,082	3,647,078,509	8,398,074,532	9,503,041
Derivative Instruments:

Liabilities
Futures Contracts	(322,094)	(322,094)	-	-
Total Liabilities	(322,094)	(322,094)	-	-
Total Derivative Instruments:	(322,094)	(322,094)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	0	(322,094)
Total Interest Rate Risk	0	(322,094)
Total Value of Derivatives	0	(322,094)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of May 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $12,018,167,194)	$11,712,598,422
Fidelity Central Funds (cost $51,812,262)	51,812,262
Other affiliated issuers (cost $290,453,416)	290,245,398

Total Investment in Securities (cost $12,360,432,872)		$12,054,656,082
Segregated cash with brokers for derivative instruments		1,094,776
Cash		122,084
Receivable for investments sold		21,135,574
Receivable for fund shares sold		137,646,263
Dividends receivable		766,767
Interest receivable		119,776,718
Distributions receivable from Fidelity Central Funds		122,952
Prepaid expenses		24,474
Other receivables		12,190
Total assets		12,335,357,880
Liabilities
Payable for investments purchased
Regular delivery	$95,005,306
Delayed delivery	74,185,341
Payable for fund shares redeemed	28,629,300
Distributions payable	40,260,987
Accrued management fee	806,624
Payable for daily variation margin on futures contracts	120,441
Other payables and accrued expenses	268,039
Total liabilities		239,276,038
Net Assets		$12,096,081,842
Net Assets consist of:
Paid in capital		$13,629,530,624
Total accumulated earnings (loss)		(1,533,448,782)
Net Assets		$12,096,081,842
Net Asset Value, offering price and redemption price per share ($12,096,081,842 ÷ 1,410,272,642 shares)		$8.58
Statement of Operations
Year ended May 31, 2025
Investment Income
Dividends:
Unaffiliated issuers		$107,060,815
Affiliated issuers		5,941,571
Interest		358,432,831
Income from Fidelity Central Funds		1,478,079
Total income		472,913,296
Expenses
Management fee	$39,790,902
Custodian fees and expenses	97,489
Independent trustees' fees and expenses	60,953
Registration fees	219,861
Audit fees	90,833
Legal	11,864
Miscellaneous	59,951
Total expenses before reductions	40,331,853
Expense reductions	(30,025,417)
Total expenses after reductions		10,306,436
Net Investment income (loss)		462,606,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(9,146,215)
Futures contracts	(1,015,471)
Total net realized gain (loss)		(10,161,686)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(217,333,229)
Affiliated issuers	(208,847)
Futures contracts	395,624
Total change in net unrealized appreciation (depreciation)		(217,146,452)
Net gain (loss)		(227,308,138)
Net increase (decrease) in net assets resulting from operations		$235,298,722
Statement of Changes in Net Assets

	Year ended May 31, 2025	Year ended May 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$462,606,860	$470,045,411
Net realized gain (loss)	(10,161,686)	(222,995,016)
Change in net unrealized appreciation (depreciation)	(217,146,452)	187,478,237
Net increase (decrease) in net assets resulting from operations	235,298,722	434,528,632
Distributions to shareholders	(451,781,323)	(461,350,052)

Share transactions
Proceeds from sales of shares	3,464,930,928	6,218,932,448
Reinvestment of distributions	17,322	14,456
Cost of shares redeemed	(3,408,167,124)	(6,931,684,441)

Net increase (decrease) in net assets resulting from share transactions	56,781,126	(712,737,537)
Total increase (decrease) in net assets	(159,701,475)	(739,558,957)

Net Assets
Beginning of period	12,255,783,317	12,995,342,274
End of period	$12,096,081,842	$12,255,783,317

Other Information
Shares
Sold	396,077,647	727,263,758
Issued in reinvestment of distributions	1,960	1,655
Redeemed	(386,624,431)	(815,554,456)
Net increase (decrease)	9,455,176	(88,289,043)

Financial Highlights
Strategic Advisers® Municipal Bond Fund

Years ended May 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.75	$8.73	$9.03	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.346	.328	.293	.202
Net realized and unrealized gain (loss)	(.178)	.015	(.305)	(.984)
Total from investment operations	.168	.343	(.012)	(.782)
Distributions from net investment income	(.338)	(.323)	(.288)	(.187)
Distributions from net realized gain	-	-	-	(.001)
Total distributions	(.338)	(.323)	(.288)	(.188)
Net asset value, end of period	$8.58	$8.75	$8.73	$9.03
Total Return D,E	1.87%	4.00%	(.07)%	(7.92)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.34%	.33%	.34%	.31% H
Expenses net of fee waivers, if any	.09%	.08%	.09%	.06% H
Expenses net of all reductions, if any	.09%	.08%	.09%	.06% H
Net investment income (loss)	3.91%	3.76%	3.35%	2.27% H
Supplemental Data
Net assets, end of period (000 omitted)	$12,096,082	$12,255,783	$12,995,342	$11,160,697
Portfolio turnover rate I	35%	48%	117%	134% H

AFor the period June 17, 2021 (commencement of operations) through May 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended May 31, 2025

1. Organization.
Strategic Advisers Municipal Bond Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2025 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Municipal Bond Fund	$11,389

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, contingent interest, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,703,276
Gross unrealized depreciation	(387,371,404)
Net unrealized appreciation (depreciation)	$(312,668,128)
Tax Cost	$12,367,324,210

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$1,448,459
Capital loss carryforward	$(1,222,229,110)
Net unrealized appreciation (depreciation) on securities and other investments	$(312,668,128)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(875,202,991)
Long-term	(347,026,119)
Total capital loss carryforward	$(1,222,229,110)

The tax character of distributions paid was as follows:

	May 31, 2025	May 31, 2024
Tax-exempt Income	$439,381,603	$427,508,318
Ordinary Income	12,399,720	33,841,734
Total	$451,781,323	$461,350,052

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Municipal Bond Fund	4,158,228,224	4,083,419,304

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed shares of MainStay MacKay High Yield Municipal Bond Fund Class A in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized loss $2,448,977 on the Fund's redemptions of MainStay MacKay High Yield Municipal Bond Fund Class A, which is included in "Net Realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss)	Value of Investments ($)
MainStay MacKay High Yield Municipal Bond Fund Class A	89,218,096	(2,448,977)	8,037,956
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Delaware Investments Fund Advisers, FIAM LLC (an affiliate of the investment adviser), Mackay Shields LLC, Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. and Western Asset Management Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Effective January 1, 2025, the sub-subadvisory agreements between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (collectively, the Sub-Subadvisers) were amended. FIAM or an affiliate, and not the fund, pays the Sub-Subadvisers. Under the terms of the sub-subadvisory agreements, FIAM or an affiliate pays each Sub-Subadviser monthly fees equal to 110% of the Sub-Subadviser's costs for providing sub-subadvisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Municipal Bond Fund	585

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Municipal Bond Fund	14,116,867	39,009,962	(1,172,669)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Municipal Bond Fund	290,651
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Strategic Advisers Municipal Bond Fund	17,445
8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2027. During the period, this waiver reduced the Fund's management fee by $29,601,875. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $328,432.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $95,110.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Municipal Bond Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2025 and for the period June 17, 2021 (commencement of operations) through May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the three years in the period ended May 31, 2025 and for the period June 17, 2021 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 32.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2025, 97.74% of the fund's income dividends was free from federal income tax, and 16.02% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 9, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Charles S. Morrison
Affirmative	381,775,585,183.64	95.17
Withheld	19,363,639,577.49	4.83
TOTAL	401,139,224,761.13	100.00
Nancy D. Prior
Affirmative	381,252,305,731.53	95.04
Withheld	19,886,919,029.60	4.96
TOTAL	401,139,224,761.13	100.00
Mary C. Farrell
Affirmative	381,226,030,239.11	95.04
Withheld	19,913,194,522.02	4.96
TOTAL	401,139,224,761.13	100.00
Karen Kaplan
Affirmative	381,519,946,847.38	95.11
Withheld	19,619,277,913.75	4.89
TOTAL	401,139,224,761.13	100.00
Christine Marcks
Affirmative	380,186,327,029.51	94.78
Withheld	20,952,897,731.62	5.22
TOTAL	401,139,224,761.13	100.00
Harold Singleton III
Affirmative	382,499,458,473.65	95.35
Withheld	18,639,766,287.48	4.65
TOTAL	401,139,224,761.13	100.00
Heidi L. Steiger
Affirmative	380,661,676,515.00	94.90
Withheld	20,477,548,246.13	5.10
TOTAL	401,139,224,761.13	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Amended Sub-Advisory and Sub-Subadvisory Agreements
Strategic Advisers Municipal Bond Fund
In December 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), T. Rowe Price Associates, Inc. (T. Rowe Price or Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund to amend the fee schedules for two existing mandates (the "Amended Sub-Advisory Agreement). The Board also approved amendments to the existing sub-subadvisory agreement between FIAM LLC (FIAM) and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the Sub-Subadvisers) for the fund (the Amended Sub-Subadvisory Agreements and together with the Amended Sub-Advisory Agreement, the Amended Agreements).
With respect to the Amended Sub-Advisory Agreement, the Board noted that each updated fee schedule in the Amended Sub-Advisory Agreement became effective as of October 1, 2024, and will result in the same or lower fees at all asset levels. With respect to the Amended Sub-Subadvisory Agreements, the Board considered that they will be effective January 1, 2025 and simplify the calculation of the fees paid to the Sub-Subadvisers under the agreements. The Board noted that the agreements with the Sub-Subadvisers were amended to provide that FIAM or an affiliate will compensate each Sub-Subadviser at a fee equal to 110% of the Sub-Subadviser's costs incurred in providing services under the agreement. The Board noted that no other material contract terms are impacted by the Amended Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2024 meeting. The Board also considered that the approval of the Amended Agreements will not result in any changes in the investment process or strategies employed by T. Rowe or FIAM, FDS or their affiliates in the management of the fund's assets or their day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Amended Agreements would not change the obligations and services of T. Rowe and FIAM, FDS, and their affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by T. Rowe and FIAM, FDS, and their affiliates.
Investment Performance. The Board did not consider performance to be a material factor in its decision to approve each Amended Agreement because the approval of each Amended Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Agreement should continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses. The Board noted that each Amended Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.
With respect to the Amended Sub-Advisory Agreement, the Board noted that each updated fee schedule is not expected to impact the fees paid for the applicable mandate at this time based on current allocations. With respect to the Amended Sub-Subadvisory Agreements, the Board considered that FIAM or an affiliate, and not the fund, will compensate each Sub-Subadviser under the terms of each Amended Sub-Subadvisory Agreement, and that the fund and Strategic Advisers are not responsible for any such fees. The Board also considered that the changes will not impact the sub-advisory fees paid under the existing sub-advisory agreement with FIAM.
Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each Amended Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Amended Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of each Amended Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to T. Rowe Price as assets allocated to T. Rowe Price grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Subadvisory Agreements because the fund will not bear any additional expenses under the Amended Sub-Subadvisory Agreements.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Amended Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval each Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9903614.103
SAM-ANN-0725

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	July 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	July 23, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	July 23, 2025